UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

BRIGHTHOUSE FUNDS TRUST I

(Exact name of registrant as specified in charter)

125 High Street, Suite 732

Boston, MA 02110

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Kristi Slavin -------------------------- c/o Brighthouse Investment Advisers, LLC 125 High Street, Suite 732 Boston, MA 02110	Brian D. McCabe, Esq. -------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5121

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1:  Report to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”).

2

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class B shares of the AB Global Dynamic Allocation Portfolio returned 6.83%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 6.99%.

MARKET ENVIRONMENT / CONDITIONS

U.S., international, and emerging-market stocks rose during the six-month period ended June 30, 2023. Global markets rallied but experienced bouts of volatility, as central banks—led by the U.S. Federal Reserve (the “Fed”)—began to pause or lower rate hikes. Despite some signs of easing inflationary pressures, resilient consumer spending and mostly strong global economic data raised concern that central banks would need to hold rates higher for longer to combat stubbornly high inflation. The collapse of U.S. regional banks Silicon Valley and Signature triggered concerns about broader financial contagion and briefly drove stocks lower, as did the threat of a U.S. government default. China’s reopening impulse initially benefited equity markets, but its effect diminished—especially in emerging markets—as China’s economic recovery stalled and the U.S. government raised the possibility of new restrictions on artificial intelligence (“AI”) chip exports to China. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value. Growth stocks—led by U.S. technology companies that had been pressured by rising interest rates throughout most of 2022—continued to rebound on speculation that the Fed might soon end its rate hike cycle and on optimism over revenue growth linked to the development of AI technologies. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

Fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation, growth, and central bank tightening decisions. Most major developed-market central banks started to reduce the size of interest-rate hikes, while some central banks paused and then restarted hiking rates because of stubborn core inflation. Government bonds had positive returns on falling yields in all major developed markets except the U.K. Government bond returns were the highest in Japan and Italy. In corporate credit risk sectors, investment-grade corporate bonds matched the return of global developed-market treasuries—with U.S. investment-grade corporates outperforming and the eurozone trailing their respective treasury markets. Developed-market high-yield corporate bonds outperformed government bonds by a wide margin as economic growth exceeded expectations. High-yield corporates significantly outperformed respective treasury markets in the U.S. and eurozone. Emerging-market local-currency bonds led credit risk sectors, even as the U.S. dollar was mixed versus developed- and emerging-market currencies. Hard-currency sovereign bonds hedged to the U.S. dollar also outperformed developed-market treasuries. Emerging-market corporate bonds had positive results overall—with similar results versus investment-grade developed-market corporates, while emerging-market high-yield corporates trailed developed-market high-yield corporate bonds.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s objective is to provide long-term growth by participating in up-markets and by mitigating the downside. We aim to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, we seek to capture potential return opportunities and manage risk. The strategic asset allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges, including real estate, and 40% invested in a mix of global sovereign and high-quality corporate bonds.

The Portfolio’s performance was positive but underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the six-month period ending on June 30, 2023. During this period, the Portfolio’s overweight to U.S. large cap equities, developed international equities, and U.S. corporate bonds contributed to performance. The Portfolio’s underweight to U.S. mid-cap and small-cap equities, overweight to real assets, and overweight to U.S. government bonds detracted from performance over the period. The interest rate swap overlay detracted from performance over the period as rates increased across much of the yield curve.

The Portfolio began the year modestly overweight equity, encouraged by signs of stabilization in global growth and a continued reopening of the global economy. Late in the first quarter banking turmoil caused excess volatility in the market, causing a reduction in equity exposure. Despite our constructive, longer-term outlook for equities, near-term uncertainties remain. However, this event was short lived as the government guaranteed deposits beyond the traditional FDIC limit of $250,000 per depositor. The Fed also gave a dovish tone on future rate hikes as sectors began to show the effects.

In the second quarter, the Portfolio began to moderate its underweight allocation to return-seeking assets, ending the period with a modest equity overweight. We saw cyclical indicators continuing to improve with broad upward revisions in earnings. During the month of June equities rallied on the hopes that the Fed was near the end, if not done, with rate hikes. While the tighter financial conditions are likely to persist, volatilities across risk assets have come down meaningfully over the second quarter. In addition, investor sentiment around the possibility of a soft landing continued to remain positive overall. For these reasons, the team increased the overweight allocation to equities. Within equities, the Portfolio carried a modest overweight to emerging market and U.S. equities.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange traded funds, equity options, interest rate swaps, and total return swaps for both hedging and investment purposes. The Portfolio utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit, and currency risk to hedge positions and to provide efficient exposure. All derivatives performed in line with the portfolio management team’s expectations over the period.

BHFTI-1

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

We ended the period with an overweight to risk assets. Within equities, we increased our overweight allocation to both U.S. and emerging market equities. Within fixed income, the Portfolio increased its exposure and is now neutral versus its long-term targets. The Portfolio held, at period end, a modest overweight allocation to the Japanese yen, British pound, and Swedish krona. It also had a modest underweight allocation to the U.S. dollar and Swiss franc.

Daniel Loewy

Caglasu Altunkopru

Alexander Barenboym

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
AB Global Dynamic Allocation Portfolio
Class B	6.83	4.39	2.00	4.10
Dow Jones Moderate Portfolio Index	6.99	8.00	4.57	5.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Equity Sectors

% of Net Assets
Information Technology	9.8
Financials	8.0
Health Care	7.0
Industrials	6.4
Consumer Discretionary	6.0

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	30.3
Foreign Government	9.7

BHFTI-3

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class B (a)	Actual	0.90%	$1,000.00	$1,068.30	$4.62
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—57.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Airbus SE	26,798	$3,873,794
Axon Enterprise, Inc. (a)	1,430	279,022
BAE Systems plc	138,034	1,628,652
Boeing Co. (The) (a)	11,523	2,433,197
Dassault Aviation S.A.	1,130	226,101
Elbit Systems, Ltd.	1,226	255,534
General Dynamics Corp.	4,584	986,248
Howmet Aerospace, Inc.	7,495	371,452
Huntington Ingalls Industries, Inc. (b)	813	185,039
Kongsberg Gruppen ASA	4,038	183,682
L3Harris Technologies, Inc.	3,861	755,868
Lockheed Martin Corp.	4,593	2,114,525
MTU Aero Engines AG	2,422	627,551
Northrop Grumman Corp.	2,909	1,325,922
Raytheon Technologies Corp.	29,774	2,916,661
Rheinmetall AG	1,976	542,550
Rolls-Royce Holdings plc (a)	378,262	726,495
Saab AB - Class B	3,620	195,693
Safran S.A.	15,452	2,427,690
Singapore Technologies Engineering, Ltd.	68,877	187,908
Textron, Inc.	4,110	277,959
Thales S.A.	4,752	711,317
TransDigm Group, Inc.	1,063	950,503

		24,183,363

Air Freight & Logistics—0.3%
C.H. Robinson Worldwide, Inc.	2,373	223,893
Deutsche Post AG	45,497	2,221,729
DSV A/S	8,429	1,773,900
Expeditors International of Washington, Inc.	3,114	377,199
FedEx Corp.	4,712	1,168,105
Nippon Express Holdings, Inc.	3,277	184,816
SG Holdings Co., Ltd.	14,475	206,524
United Parcel Service, Inc. - Class B	14,769	2,647,343
Yamato Holdings Co., Ltd.	12,853	232,448

		9,035,957

Automobile Components—0.2%
Aisin Corp.	6,670	206,177
Aptiv plc (a)	5,512	562,720
BorgWarner, Inc.	4,776	233,594
Bridgestone Corp. (b)	25,811	1,060,583
Cie Generale des Etablissements Michelin SCA	30,668	906,585
Continental AG	4,997	376,595
Denso Corp.	19,591	1,320,754
Koito Manufacturing Co., Ltd.	9,485	172,159
Sumitomo Electric Industries, Ltd.	32,068	393,499
Valeo	9,378	201,227

		5,433,893

Automobiles—1.4%
Bayerische Motoren Werke (BMW) AG	14,968	1,838,315
Ferrari NV	5,699	1,865,768
Ford Motor Co.	80,082	1,211,641
General Motors Co.	28,327	1,092,289

Automobiles—(Continued)
Honda Motor Co., Ltd.	69,604	2,102,637
Isuzu Motors, Ltd.	26,168	318,594
Mazda Motor Corp.	25,705	251,213
Mercedes-Benz Group AG	38,691	3,113,913
Nissan Motor Co., Ltd.	104,182	430,237
Renault S.A.	8,754	369,364
Stellantis NV (Milan-Traded Shares)	101,686	1,789,951
Subaru Corp.	27,817	526,300
Suzuki Motor Corp.	16,689	606,457
Tesla, Inc. (a)	54,898	14,370,650
Toyota Motor Corp.	479,394	7,661,213
Volkswagen AG (b)	1,333	222,396
Volvo Car AB - Class B (a)	26,289	104,531
Yamaha Motor Co., Ltd.	13,537	390,071

		38,265,540

Banks—3.2%
ABN AMRO Bank NV (GDR)	18,140	282,149
AIB Group plc	60,426	254,223
ANZ Group Holdings, Ltd.	135,769	2,152,934
Banco Bilbao Vizcaya Argentaria S.A.	272,595	2,101,904
Banco Santander S.A.	743,814	2,759,911
Bank Hapoalim B.M.	56,312	461,837
Bank Leumi Le-Israel B.M.	69,788	522,880
Bank of America Corp.	141,280	4,053,323
Bank of Ireland Group plc	48,035	458,929
Banque Cantonale Vaudoise	1,382	146,003
Barclays plc	702,844	1,372,892
BNP Paribas S.A.	50,219	3,172,303
BOC Hong Kong Holdings, Ltd.	166,054	508,249
CaixaBank S.A. (b)	186,526	773,682
Chiba Bank, Ltd. (The)	23,386	141,880
Citigroup, Inc.	39,670	1,826,407
Citizens Financial Group, Inc.	9,862	257,201
Comerica, Inc.	2,683	113,652
Commerzbank AG	47,133	521,903
Commonwealth Bank of Australia	76,326	5,118,023
Concordia Financial Group, Ltd.	46,743	184,220
Credit Agricole S.A.	54,619	648,839
Danske Bank A/S (a)	31,198	759,787
DBS Group Holdings, Ltd.	81,908	1,915,200
DNB Bank ASA	42,051	786,175
Erste Group Bank AG	15,629	548,793
Fifth Third Bancorp	13,871	363,559
FinecoBank Banca Fineco S.p.A.	27,382	369,353
Hang Seng Bank, Ltd.	34,584	492,548
HSBC Holdings plc (Hong Kong-Traded Shares)	903,153	7,143,400
Huntington Bancshares, Inc.	29,417	317,115
ING Groep NV - Series N	163,622	2,209,646
Intesa Sanpaolo S.p.A.	729,641	1,917,725
Israel Discount Bank, Ltd. - Class A	55,919	278,012
Japan Post Bank Co., Ltd.	66,242	518,986
JPMorgan Chase & Co.	59,549	8,660,807
KBC Group NV	11,315	791,243
KeyCorp	19,058	176,096
Lloyds Banking Group plc	2,995,346	1,660,534

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
M&T Bank Corp.	3,380	$418,309
Mediobanca Banca di Credito Finanziario S.p.A.	24,954	299,242
Mitsubishi UFJ Financial Group, Inc.	516,200	3,810,259
Mizrahi Tefahot Bank, Ltd.	6,956	232,464
Mizuho Financial Group, Inc.	109,049	1,664,426
National Australia Bank, Ltd.	141,885	2,504,379
NatWest Group plc	259,229	795,924
Nordea Bank Abp	146,661	1,597,959
Oversea-Chinese Banking Corp., Ltd.	152,988	1,393,976
PNC Financial Services Group, Inc. (The)	8,133	1,024,351
Regions Financial Corp.	19,120	340,718
Resona Holdings, Inc.	95,874	459,413
Shizuoka Financial Group, Inc.	19,691	143,050
Skandinaviska Enskilda Banken AB - Class A	73,049	808,212
Societe Generale S.A.	32,882	855,980
Standard Chartered plc	108,807	948,920
Sumitomo Mitsui Financial Group, Inc.	59,037	2,526,852
Sumitomo Mitsui Trust Holdings, Inc.	15,039	538,134
Svenska Handelsbanken AB - A Shares	65,460	549,060
Swedbank AB - A Shares	38,380	648,198
Truist Financial Corp.	27,141	823,729
U.S. Bancorp (b)	28,426	939,195
UniCredit S.p.A.	83,347	1,943,668
United Overseas Bank, Ltd.	57,119	1,184,080
Wells Fargo & Co.	76,461	3,263,356
Westpac Banking Corp.	158,630	2,262,886
Zions Bancorp N.A.	3,018	81,064

		88,800,127

Beverages—1.0%
Anheuser-Busch InBev S.A.	39,266	2,223,877
Asahi Group Holdings, Ltd.	21,774	844,026
Brown-Forman Corp. - Class B	3,727	248,889
Budweiser Brewing Co. APAC, Ltd. (144A)	75,954	195,855
Carlsberg AS - Class B	4,452	711,842
Coca-Cola Co. (The)	79,311	4,776,108
Coca-Cola Europacific Partners plc (b)	9,316	600,230
Coca-Cola HBC AG (a)	9,957	296,680
Constellation Brands, Inc. - Class A	3,286	808,783
Davide Campari-Milano NV	23,459	325,109
Diageo plc	101,914	4,371,697
Heineken Holding NV	5,249	456,402
Heineken NV	11,718	1,205,920
Keurig Dr Pepper, Inc.	17,163	536,687
Kirin Holdings Co., Ltd. (b)	35,120	512,904
Molson Coors Beverage Co. - Class B	3,826	251,904
Monster Beverage Corp. (a)	15,570	894,341
PepsiCo, Inc.	28,074	5,199,866
Pernod Ricard S.A.	9,329	2,061,143
Remy Cointreau S.A.	1,056	169,301
Suntory Beverage & Food, Ltd.	6,269	227,324
Treasury Wine Estates, Ltd.	32,396	243,410

		27,162,298

Biotechnology—0.8%
AbbVie, Inc.	35,952	4,843,813

Biotechnology—(Continued)
Amgen, Inc.	10,888	2,417,354
Argenx SE (a)	2,517	979,277
Biogen, Inc. (a)	2,949	840,023
CSL, Ltd.	21,806	4,035,177
Genmab A/S (a)	2,983	1,132,186
Gilead Sciences, Inc.	25,418	1,958,965
Grifols S.A. (a)	13,159	168,771
Incyte Corp. (a)	3,773	234,869
Moderna, Inc. (a)	6,681	811,741
Regeneron Pharmaceuticals, Inc. (a)	2,199	1,580,069
Swedish Orphan Biovitrum AB (a)	7,716	150,484
Vertex Pharmaceuticals, Inc. (a)	5,248	1,846,824

		20,999,553

Broadline Retail—1.1%
Amazon.com, Inc. (a)	181,900	23,712,484
eBay, Inc.	10,897	486,987
Etsy, Inc. (a)	2,514	212,710
Next plc	5,520	484,756
Pan Pacific International Holdings Corp.	17,061	305,730
Prosus NV (a)	36,234	2,651,532
Rakuten Group, Inc.	43,164	150,340
Wesfarmers, Ltd.	51,287	1,691,317

		29,695,856

Building Products—0.4%
A.O. Smith Corp.	2,538	184,716
AGC, Inc. (b)	9,254	333,056
Allegion plc	1,792	215,076
Assa Abloy AB - Class B	45,310	1,087,634
Carrier Global Corp. (b)	17,012	845,666
Cie de Saint-Gobain	22,151	1,349,382
Daikin Industries, Ltd.	11,926	2,434,391
Geberit AG	1,541	806,794
Johnson Controls International plc	13,981	952,665
Kingspan Group plc	7,040	468,714
Lixil Corp.	13,040	165,611
Masco Corp.	4,587	263,202
Nibe Industrier AB - B Shares	68,014	646,458
Rockwool International A/S - B Shares	423	109,386
TOTO, Ltd.	6,001	180,998
Trane Technologies plc	4,647	888,785
Xinyi Glass Holdings, Ltd.	74,511	116,491

		11,049,025

Capital Markets—1.4%
3i Group plc	43,999	1,092,681
abrdn plc	89,479	248,317
Ameriprise Financial, Inc.	2,123	705,176
Amundi S.A.	2,782	164,421
ASX, Ltd.	8,764	369,164
Bank of New York Mellon Corp. (The)	14,633	651,461
BlackRock, Inc.	3,052	2,109,359
Cboe Global Markets, Inc.	2,151	296,859
Charles Schwab Corp. (The)	30,283	1,716,440

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
CME Group, Inc.	7,330	$1,358,176
Daiwa Securities Group, Inc.	60,303	312,020
Deutsche Bank AG	87,619	919,411
Deutsche Boerse AG	8,590	1,586,439
EQT AB	15,955	307,302
Euronext NV (144A)	3,923	266,836
FactSet Research Systems, Inc.	781	312,908
Franklin Resources, Inc. (b)	5,818	155,399
Futu Holdings, Ltd. (ADR) (a) (b)	2,532	100,622
Goldman Sachs Group, Inc. (The)	6,774	2,184,886
Hargreaves Lansdown plc	15,694	162,525
Hong Kong Exchanges & Clearing, Ltd.	54,500	2,072,583
Intercontinental Exchange, Inc.	11,409	1,290,130
Invesco, Ltd.	9,336	156,938
Japan Exchange Group, Inc.	22,536	394,241
Julius Baer Group, Ltd.	9,676	610,100
London Stock Exchange Group plc	18,154	1,923,719
Macquarie Group, Ltd.	16,598	1,977,904
MarketAxess Holdings, Inc.	768	200,771
Moody’s Corp.	3,216	1,118,268
Morgan Stanley	26,545	2,266,943
MSCI, Inc.	1,631	765,412
Nasdaq, Inc.	6,900	343,965
Nomura Holdings, Inc.	130,608	495,687
Northern Trust Corp.	4,245	314,724
Partners Group Holding AG	1,026	966,074
Raymond James Financial, Inc.	3,886	403,250
S&P Global, Inc.	6,684	2,679,549
SBI Holdings, Inc.	11,065	213,607
Schroders plc	36,437	202,696
Singapore Exchange, Ltd.	38,722	275,689
St. James’s Place plc	24,788	342,578
State Street Corp.	6,811	498,429
T. Rowe Price Group, Inc.	4,576	512,604
UBS Group AG	143,400	2,917,563

		37,963,826

Chemicals—1.2%
Air Liquide S.A.	23,670	4,243,606
Air Products & Chemicals, Inc.	4,526	1,355,673
Akzo Nobel NV	7,705	629,580
Albemarle Corp.	2,391	533,408
Arkema S.A.	2,545	240,069
Asahi Kasei Corp.	56,302	382,181
BASF SE	40,408	1,961,912
Celanese Corp. (b)	2,039	236,116
CF Industries Holdings, Inc.	3,972	275,736
Chr Hansen Holding A/S	4,787	332,955
Clariant AG (a)	9,855	142,456
Corteva, Inc.	14,486	830,048
Covestro AG (a)	8,773	455,541
Croda International plc	6,347	453,612
Dow, Inc. (b)	14,413	767,636
DSM-Firmenich AG (a)	7,902	850,376
DuPont de Nemours, Inc.	9,354	668,250
Eastman Chemical Co.	2,428	203,272

Chemicals—(Continued)
Ecolab, Inc.	5,048	942,411
EMS-Chemie Holding AG	323	244,633
Evonik Industries AG	8,913	169,419
FMC Corp.	2,548	265,858
Givaudan S.A.	418	1,386,690
ICL Group, Ltd.	34,969	191,469
International Flavors & Fragrances, Inc. (b)	5,198	413,709
Johnson Matthey plc	8,297	184,564
JSR Corp.	8,029	230,822
Linde plc	9,977	3,802,035
LyondellBasell Industries NV - Class A	5,170	474,761
Mitsubishi Chemical Group Corp.	57,461	346,456
Mitsui Chemicals, Inc.	7,714	227,972
Mosaic Co. (The)	6,768	236,880
Nippon Paint Holdings Co., Ltd.	42,864	354,353
Nippon Sanso Holdings Corp.	7,884	171,372
Nissan Chemical Corp.	5,837	251,538
Nitto Denko Corp.	6,770	501,826
Novozymes A/S - B Shares	9,321	434,118
OCI NV	4,857	116,600
Orica, Ltd.	20,529	203,605
PPG Industries, Inc.	4,797	711,395
Sherwin-Williams Co. (The)	4,782	1,269,717
Shin-Etsu Chemical Co., Ltd.	82,352	2,737,116
Sika AG	6,603	1,888,607
Solvay S.A.	3,359	376,200
Sumitomo Chemical Co., Ltd.	63,626	193,676
Symrise AG	6,006	629,192
Toray Industries, Inc.	62,236	347,698
Tosoh Corp.	11,473	136,022
Umicore S.A.	9,569	267,493
Wacker Chemie AG	826	113,353
Yara International ASA	7,555	266,761

		34,650,748

Commercial Services & Supplies—0.2%
Brambles, Ltd.	62,321	599,826
Cintas Corp.	1,762	875,855
Copart, Inc. (a)	8,741	797,267
Dai Nippon Printing Co., Ltd.	9,978	282,904
Rentokil Initial plc	113,920	889,798
Republic Services, Inc.	4,189	641,629
Rollins, Inc.	4,720	202,158
Secom Co., Ltd.	9,500	643,268
Securitas AB - B Shares	21,708	178,288
TOPPAN, Inc.	11,066	239,090
Waste Management, Inc.	7,544	1,308,280

		6,658,363

Communications Equipment—0.3%
Arista Networks, Inc. (a)	5,088	824,561
Cisco Systems, Inc.	83,462	4,318,324
F5, Inc. (a)	1,232	180,192
Juniper Networks, Inc.	6,553	205,306
Motorola Solutions, Inc.	3,418	1,002,431
Nokia Oyj	241,636	1,014,031

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—(Continued)
Telefonaktiebolaget LM Ericsson - B Shares	131,945	$719,638

		8,264,483

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	9,431	331,592
Bouygues S.A.	9,311	312,717
Eiffage S.A.	3,323	347,004
Ferrovial S.E.	23,019	728,822
Kajima Corp.	19,118	289,173
Obayashi Corp.	29,354	254,361
Quanta Services, Inc. (b)	2,958	581,099
Shimizu Corp.	24,350	153,782
Skanska AB - B Shares	15,193	213,160
Taisei Corp.	7,680	268,619
Vinci S.A.	24,026	2,792,478

		6,272,807

Construction Materials—0.2%
CRH plc	33,527	1,851,779
Heidelberg Cement AG	6,599	541,876
Holcim AG (a)	25,059	1,684,780
James Hardie Industries plc (a)	20,102	535,847
Martin Marietta Materials, Inc.	1,263	583,114
Vulcan Materials Co.	2,711	611,168

		5,808,564

Consumer Finance—0.1%
American Express Co.	12,116	2,110,607
Capital One Financial Corp.	7,780	850,899
Discover Financial Services	5,175	604,699
Synchrony Financial	8,733	296,223

		3,862,428

Consumer Staples Distribution & Retail—0.8%
Aeon Co., Ltd.	29,601	605,940
Carrefour S.A.	26,714	506,262
Coles Group, Ltd.	60,503	743,613
Costco Wholesale Corp.	9,037	4,865,340
Dollar General Corp.	4,465	758,068
Dollar Tree, Inc. (a)	4,237	608,009
Endeavour Group, Ltd.	64,769	272,822
HelloFresh SE (a)	7,389	182,702
J Sainsbury plc	74,555	255,229
Jeronimo Martins SGPS S.A.	12,914	356,044
Kesko Oyj - B Shares	12,288	231,259
Kobe Bussan Co., Ltd.	6,816	176,193
Koninklijke Ahold Delhaize NV	44,107	1,504,482
Kroger Co. (The)	13,308	625,476
MatsukiyoCocokara & Co.	5,239	294,403
Ocado Group plc (a)	25,492	184,169
Seven & i Holdings Co., Ltd.	34,062	1,472,770
Sysco Corp.	10,325	766,115
Target Corp.	9,405	1,240,519
Tesco plc	330,658	1,044,890
Walgreens Boots Alliance, Inc. (b)	14,593	415,755

Consumer Staples Distribution & Retail—(Continued)
Walmart, Inc.	28,582	4,492,519
Welcia Holdings Co., Ltd.	4,162	86,598
Woolworths Group, Ltd.	55,092	1,461,779

		23,150,956

Containers & Packaging—0.1%
AMCOR plc	29,984	299,240
Avery Dennison Corp.	1,645	282,611
Ball Corp. (b)	6,410	373,126
International Paper Co.	7,072	224,960
Packaging Corp. of America (b)	1,833	242,249
Sealed Air Corp.	2,942	117,680
SIG Group AG (a)	13,868	383,269
Smurfit Kappa Group plc	11,760	392,540
Westrock Co.	5,219	151,717

		2,467,392

Distributors—0.0%
D’ieteren Group	984	174,013
Genuine Parts Co.	2,863	484,506
LKQ Corp.	5,174	301,489
Pool Corp. (b)	796	298,213

		1,258,221

Diversified Consumer Services—0.0%
IDP Education, Ltd.	11,324	167,447
Pearson plc	29,005	305,672

		473,119

Diversified REITs—0.4%
Abacus Property Group	51,867	85,868
abrdn Property Income Trust, Ltd.	33,448	20,332
Activia Properties, Inc.	64	179,064
AEW U.K. plc	13,850	16,369
Alexander & Baldwin, Inc. (b)	6,303	117,110
American Assets Trust, Inc.	4,223	81,082
Argosy Property, Ltd.	73,621	50,358
Armada Hoffler Properties, Inc. (b)	5,854	68,375
Balanced Commercial Property Trust, Ltd.	47,401	39,919
British Land Co. plc (The)	120,023	462,869
Broadstone Net Lease, Inc.	16,336	252,228
Charter Hall Long Wale REIT	57,849	154,869
Cromwell European Real Estate Investment Trust	28,000	47,702
CT Property Trust, Ltd.	20,274	19,440
Custodian REIT plc	35,696	38,383
Daiwa House REIT Investment Corp.	287	550,837
Empire State Realty Trust, Inc. - Class A (b)	11,475	85,948
Essential Properties Realty Trust, Inc.	12,906	303,807
Global Net Lease, Inc. (b)	9,065	93,188
GPT Group (The)	254,809	704,208
Growthpoint Properties Australia, Ltd.	24,066	44,794
H&R Real Estate Investment Trust	23,080	178,577
Hankyu Hanshin REIT, Inc.	59	59,297
Heiwa Real Estate REIT, Inc.	85	86,250
Hulic Reit, Inc.	112	125,086

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified REITs—(Continued)
ICADE (b)	2,851	$119,019
Land Securities Group plc	96,540	705,979
Lar Espana Real Estate Socimi S.A.	5,199	31,049
LXI REIT plc	132,176	144,492
Merlin Properties Socimi S.A.	29,282	251,277
Mirvac Group	524,591	793,133
Mori Trust Sogo REIT, Inc.	221	110,509
NIPPON REIT Investment Corp.	38	90,144
Nomura Real Estate Master Fund, Inc.	586	675,801
NTT UD REIT Investment Corp.	119	111,333
OUE Commercial Real Estate Investment Trust	188,550	46,068
Picton Property Income, Ltd. (The)	47,979	42,718
Schroder Real Estate Investment Trust, Ltd.	42,877	21,963
Sekisui House REIT, Inc.	361	210,029
Star Asia Investment Corp.	152	62,579
Stockland	316,598	853,835
Stride Property Group	42,548	36,638
Sunlight Real Estate Investment Trust	94,900	34,898
Suntec Real Estate Investment Trust	185,428	177,089
Takara Leben Real Estate Investment Corp.	57	38,228
Tokyu REIT, Inc.	82	109,394
Tritax EuroBox plc (144A)	70,796	45,978
UK Commercial Property Trust, Ltd.	64,581	39,746
United Urban Investment Corp.	259	261,592
WP Carey, Inc.	18,595	1,256,278

		10,135,729

Diversified Telecommunication Services—0.6%
AT&T, Inc. (c)	145,679	2,323,580
BT Group plc	311,966	485,370
Cellnex Telecom S.A.	25,550	1,035,801
Deutsche Telekom AG	146,521	3,193,710
Elisa Oyj	6,441	344,027
HKT Trust & HKT, Ltd.	171,298	199,510
Infrastrutture Wireless Italiane S.p.A.	15,224	201,012
Koninklijke KPN NV	146,007	521,230
Nippon Telegraph & Telephone Corp.	1,350,825	1,600,585
Orange S.A.	84,174	984,525
Singapore Telecommunications, Ltd.	370,566	686,584
Spark New Zealand, Ltd.	84,596	264,423
Swisscom AG	1,171	730,536
Telecom Italia S.p.A. (a)	439,590	123,942
Telefonica Deutschland Holding AG	40,340	113,365
Telefonica S.A.	234,966	953,217
Telenor ASA (b)	31,403	318,339
Telia Co. AB	110,924	243,263
Telstra Corp., Ltd.	181,494	520,917
Verizon Communications, Inc.	85,667	3,185,956

		18,029,892

Electric Utilities—0.9%
Acciona S.A. (b)	1,116	189,533
Alliant Energy Corp.	5,123	268,855
American Electric Power Co., Inc.	10,490	883,258
BKW AG	964	170,287
Chubu Electric Power Co., Inc.	28,915	353,114

Electric Utilities—(Continued)
CK Infrastructure Holdings, Ltd.	27,789	147,097
CLP Holdings, Ltd.	73,649	573,250
Constellation Energy Corp.	6,611	605,237
Duke Energy Corp.	15,704	1,409,277
Edison International	7,804	541,988
EDP - Energias de Portugal S.A.	131,443	643,392
Elia Group S.A.	1,330	168,957
Endesa S.A. (b)	14,322	307,675
Enel S.p.A.	367,673	2,476,752
Entergy Corp.	4,309	419,567
Evergy, Inc.	4,680	273,406
Eversource Energy	7,109	504,170
Exelon Corp.	20,267	825,678
FirstEnergy Corp.	11,089	431,140
Fortum Oyj	20,134	269,625
Iberdrola S.A.	263,156	3,437,312
Kansai Electric Power Co., Inc.	31,597	396,979
Mercury NZ, Ltd.	30,573	122,002
NextEra Energy, Inc.	41,232	3,059,414
NRG Energy, Inc.	4,692	175,434
Origin Energy, Ltd.	77,315	432,195
Orsted A/S	8,552	807,971
PG&E Corp. (a)	32,942	569,238
Pinnacle West Capital Corp.	2,308	188,010
Power Assets Holdings, Ltd.	62,112	325,791
PPL Corp.	15,020	397,429
Red Electrica Corp. S.A. (b)	18,212	305,837
Southern Co. (The)	22,220	1,560,955
SSE plc	49,289	1,154,703
Terna - Rete Elettrica Nazionale	63,145	537,869
Tokyo Electric Power Co. Holdings, Inc. (a)	69,013	253,116
Verbund AG	3,136	251,861
Xcel Energy, Inc.	11,215	697,237

		26,135,611

Electrical Equipment—0.6%
ABB, Ltd.	71,054	2,795,854
AMETEK, Inc.	4,697	760,350
Eaton Corp. plc	8,122	1,633,334
Emerson Electric Co.	11,646	1,052,682
Fuji Electric Co., Ltd.	5,728	252,412
Generac Holdings, Inc. (a) (b)	1,267	188,948
Legrand S.A.	12,062	1,196,571
Mitsubishi Electric Corp.	87,359	1,227,633
Nidec Corp.	18,869	1,037,152
Prysmian S.p.A.	11,491	481,290
Rockwell Automation, Inc.	2,341	771,243
Schneider Electric SE	24,526	4,470,284
Siemens Energy AG (a)	23,517	415,122
Vestas Wind Systems A/S (a)	45,652	1,212,930

		17,495,805

Electronic Equipment, Instruments & Components—0.6%
Amphenol Corp. - Class A	12,131	1,030,528
Azbil Corp.	5,246	166,003
CDW Corp.	2,747	504,075

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Corning, Inc.	15,591	$546,309
Halma plc	17,110	495,274
Hamamatsu Photonics KK	6,382	313,292
Hexagon AB - B Shares	93,855	1,155,648
Hirose Electric Co., Ltd.	1,352	179,950
Ibiden Co., Ltd.	5,101	289,258
Keyence Corp.	8,796	4,159,788
Keysight Technologies, Inc. (a)	3,630	607,844
Kyocera Corp.	14,510	788,709
Murata Manufacturing Co., Ltd.	25,968	1,490,040
Omron Corp.	7,925	485,477
Shimadzu Corp.	10,773	333,523
TDK Corp.	17,579	680,681
TE Connectivity, Ltd.	6,421	899,967
Teledyne Technologies, Inc. (a)	959	394,255
Trimble, Inc. (a)	5,048	267,241
Venture Corp., Ltd.	12,236	133,644
Yokogawa Electric Corp.	10,339	189,738
Zebra Technologies Corp. - Class A (a)	1,048	310,030

		15,421,274

Energy Equipment & Services—0.1%
Baker Hughes Co.	20,629	652,083
Halliburton Co.	18,384	606,488
Schlumberger, Ltd.	29,045	1,426,690
Tenaris S.A.	21,198	317,201

		3,002,462

Entertainment—0.6%
Activision Blizzard, Inc. (a)	14,578	1,228,925
Bollore SE	40,022	249,407
Capcom Co., Ltd.	7,911	313,536
Electronic Arts, Inc.	5,309	688,577
Embracer Group AB (a)	28,922	72,389
Koei Tecmo Holdings Co., Ltd.	5,189	89,750
Konami Group Corp.	4,541	237,965
Live Nation Entertainment, Inc. (a) (b)	2,933	267,226
Netflix, Inc. (a)	9,059	3,990,399
Nexon Co., Ltd.	17,653	338,266
Nintendo Co., Ltd.	46,967	2,136,425
Sea, Ltd. (ADR) (a) (b)	16,481	956,557
Square Enix Holdings Co., Ltd.	3,889	181,081
Take-Two Interactive Software, Inc. (a) (b)	3,231	475,474
Toho Co., Ltd.	5,069	192,845
Universal Music Group NV	37,038	822,895
Walt Disney Co. (The) (a)	37,236	3,324,430
Warner Bros Discovery, Inc. (a)	45,174	566,482

		16,132,629

Financial Services—1.5%
Adyen NV (a)	981	1,699,695
Berkshire Hathaway, Inc. - Class B (a)	36,339	12,391,599
Edenred	11,283	755,520
Eurazeo S.E.	1,997	140,575
EXOR NV	4,909	438,634

Financial Services—(Continued)
Fidelity National Information Services, Inc.	12,072	660,338
Fiserv, Inc. (a)	12,579	1,586,841
FleetCor Technologies, Inc. (a) (b)	1,505	377,875
Global Payments, Inc.	5,338	525,900
GMO Payment Gateway, Inc.	1,914	149,426
Groupe Bruxelles Lambert NV	4,506	355,126
Industrivarden AB - A Shares	5,928	164,368
Industrivarden AB - C Shares	6,969	192,308
Investor AB - A Shares	19,726	394,772
Investor AB - B Shares	78,244	1,565,660
Jack Henry & Associates, Inc.	1,485	248,485
Kinnevik AB - B Shares (a)	11,061	153,446
L E Lundbergforetagen AB - B Shares	3,468	147,649
M&G plc	101,365	246,769
MasterCard, Inc. - Class A	17,051	6,706,158
Mitsubishi HC Capital, Inc.	39,787	237,071
Nexi S.p.A. (a)	26,682	209,481
ORIX Corp.	53,031	969,861
PayPal Holdings, Inc. (a)	22,735	1,517,107
Sofina S.A.	704	145,950
Visa, Inc. - Class A (b)	32,975	7,830,903
Washington H Soul Pattinson & Co., Ltd.	10,607	224,865
Wendel S.E.	1,224	125,748
Wise plc - Class A (a)	27,792	231,906
Worldline S.A. (a)	10,793	395,022

		40,789,058

Food Products—1.1%
Ajinomoto Co., Inc.	20,356	810,487
Archer-Daniels-Midland Co.	11,098	838,565
Associated British Foods plc	15,692	398,022
Barry Callebaut AG	163	314,652
Bunge, Ltd.	3,069	289,560
Campbell Soup Co.	4,089	186,908
Chocoladefabriken Lindt & Spruengli AG	5	620,290
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	46	577,835
Conagra Brands, Inc.	9,718	327,691
Danone S.A.	29,024	1,778,499
General Mills, Inc.	11,969	918,022
Hershey Co. (The)	3,001	749,350
Hormel Foods Corp. (b)	5,903	237,419
J.M. Smucker Co. (The)	2,173	320,887
JDE Peet’s NV	5,682	169,021
Kellogg Co.	5,238	353,041
Kerry Group plc - Class A	7,205	703,004
Kikkoman Corp.	6,136	346,256
Kraft Heinz Co. (The)	16,255	577,052
Lamb Weston Holdings, Inc.	2,969	341,287
McCormick & Co., Inc. (b)	5,111	445,832
MEIJI Holdings Co., Ltd.	10,021	223,864
Mondelez International, Inc. - Class A	27,751	2,024,158
Mowi ASA	19,870	315,334
Nestle S.A.	124,316	14,958,286
Nisshin Seifun Group, Inc.	8,727	107,846
Nissin Foods Holdings Co., Ltd.	2,836	234,244
Orkla ASA	33,952	243,824

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Salmar ASA	3,281	$132,346
Tyson Foods, Inc. - Class A	5,820	297,053
WH Group, Ltd.	367,922	195,525
Wilmar International, Ltd.	86,750	244,297
Yakult Honsha Co., Ltd.	5,795	367,167

		30,647,624

Gas Utilities—0.1%
APA Group	52,952	342,568
Atmos Energy Corp. (b)	2,944	342,505
Enagas S.A. (b)	11,229	220,634
Hong Kong & China Gas Co., Ltd.	502,433	434,532
Naturgy Energy Group S.A.	5,698	169,726
Osaka Gas Co., Ltd.	16,846	258,418
Snam SpA	90,499	472,950
Tokyo Gas Co., Ltd.	17,762	388,058

		2,629,391

Ground Transportation—0.4%
Aurizon Holdings, Ltd.	81,206	212,677
Central Japan Railway Co.	6,519	817,524
CSX Corp.	41,429	1,412,729
East Japan Railway Co.	13,668	757,967
Grab Holdings, Ltd. - Class A (a) (b)	84,365	289,372
Hankyu Hanshin Holdings, Inc.	10,423	345,235
J.B. Hunt Transport Services, Inc.	1,690	305,941
Keio Corp.	4,669	146,814
Keisei Electric Railway Co., Ltd.	5,839	242,008
Kintetsu Group Holdings Co., Ltd.	8,188	283,707
MTR Corp., Ltd.	69,504	319,920
Norfolk Southern Corp.	4,639	1,051,940
Odakyu Electric Railway Co., Ltd.	13,339	178,768
Old Dominion Freight Line, Inc. (b)	1,832	677,382
Tobu Railway Co., Ltd.	8,525	228,737
Tokyu Corp.	23,837	287,465
Union Pacific Corp.	12,424	2,542,199
West Japan Railway Co.	9,926	413,091

		10,513,476

Health Care Equipment & Supplies—1.3%
Abbott Laboratories	35,435	3,863,124
Alcon, Inc.	22,590	1,876,904
Align Technology, Inc. (a)	1,450	512,778
Asahi Intecc Co., Ltd.	9,849	193,653
Baxter International, Inc.	10,308	469,632
Becton Dickinson & Co.	5,788	1,528,090
BioMerieux	1,894	198,774
Boston Scientific Corp. (a)	29,297	1,584,675
Carl Zeiss Meditec AG	1,854	200,474
Cochlear, Ltd.	2,999	458,900
Coloplast A/S - Class B	5,372	671,648
Cooper Cos., Inc. (The)	1,008	386,497
Demant A/S (a)	4,181	176,923
Dentsply Sirona, Inc.	4,330	173,287
DexCom, Inc. (a)	7,899	1,015,100

Health Care Equipment & Supplies—(Continued)
DiaSorin S.p.A.	1,156	120,309
Edwards Lifesciences Corp. (a)	12,353	1,165,258
EssilorLuxottica S.A.	13,154	2,489,366
Fisher & Paykel Healthcare Corp., Ltd. - Class C	26,191	393,625
GE HealthCare Technologies, Inc. (a) (b)	7,412	602,151
Getinge AB - B Shares	10,293	180,423
Hologic, Inc. (a)	5,015	406,065
Hoya Corp.	16,137	1,924,973
IDEXX Laboratories, Inc. (a)	1,691	849,271
Insulet Corp. (a)	1,420	409,443
Intuitive Surgical, Inc. (a)	7,140	2,441,452
Koninklijke Philips NV	42,080	910,626
Medtronic plc	27,111	2,388,479
Olympus Corp.	54,376	860,711
ResMed, Inc.	2,994	654,189
Siemens Healthineers AG	12,748	721,501
Smith & Nephew plc	39,481	637,059
Sonova Holding AG	2,353	626,829
STERIS plc	2,023	455,135
Straumann Holding AG	5,046	819,421
Stryker Corp.	6,884	2,100,240
Sysmex Corp.	7,630	521,563
Teleflex, Inc. (b)	957	231,623
Terumo Corp.	30,420	967,481
Zimmer Biomet Holdings, Inc.	4,250	618,800

		36,806,452

Health Care Providers & Services—0.9%
AmerisourceBergen Corp. (b)	3,301	635,211
Amplifon S.p.A.	5,646	207,219
Cardinal Health, Inc. (b)	5,188	490,629
Centene Corp. (a)	11,183	754,293
Chartwell Retirement Residences (b)	20,669	147,753
Cigna Group (The)	6,029	1,691,737
CVS Health Corp.	26,124	1,805,952
DaVita, Inc. (a)	1,127	113,230
Ebos Group, Ltd.	6,929	156,776
Elevance Health, Inc.	4,831	2,146,365
Fresenius Medical Care AG & Co. KGaA	9,295	443,916
Fresenius SE & Co. KGaA	19,186	531,069
HCA Healthcare, Inc.	4,204	1,275,830
Henry Schein, Inc. (a)	2,670	216,537
Humana, Inc.	2,546	1,138,393
Laboratory Corp. of America Holdings	1,805	435,601
McKesson Corp.	2,763	1,180,658
Molina Healthcare, Inc. (a)	1,188	357,873
NMC Health plc (a) (d) (e)	8,180	0
Quest Diagnostics, Inc.	2,282	320,758
Ramsay Health Care, Ltd.	8,330	313,346
Sonic Healthcare, Ltd.	20,168	479,709
UnitedHealth Group, Inc.	18,972	9,118,702
Universal Health Services, Inc. - Class B	1,282	202,261

		24,163,818

Health Care REITs—0.4%
Aedifica S.A.	3,515	225,296

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care REITs—(Continued)
Aedifica S.A. (a)	3,515	$4,699
Assura plc	255,540	147,527
CareTrust REIT, Inc.	8,678	172,345
Cofinimmo S.A.	2,871	215,641
Community Healthcare Trust, Inc. (b)	2,209	72,941
Health Care & Medical Investment Corp.	31	35,025
Healthcare Realty Trust, Inc.	33,268	627,434
HealthCo REIT	39,300	34,475
Healthpeak Properties, Inc.	59,077	1,187,448
Impact Healthcare Reit plc	28,023	32,145
LTC Properties, Inc. (b)	3,532	116,627
Medical Properties Trust, Inc. (b)	52,012	481,631
National Health Investors, Inc.	3,588	188,083
NorthWest Healthcare Properties Real Estate Investment Trust	18,623	88,283
Omega Healthcare Investors, Inc. (b)	20,514	629,575
Parkway Life Real Estate Investment Trust	33,900	97,869
Physicians Realty Trust (b)	20,653	288,935
Primary Health Properties plc	115,836	140,359
Sabra Health Care REIT, Inc.	20,101	236,589
Target Healthcare REIT plc	54,373	49,580
Universal Health Realty Income Trust	1,114	53,004
Ventas, Inc.	43,147	2,039,559
Vital Healthcare Property Trust	42,885	61,575
Welltower, Inc.	53,700	4,343,793

		11,570,438

Health Care Technology—0.0%
M3, Inc.	19,881	429,811

Hotel & Resort REITs—0.1%
Apple Hospitality REIT, Inc.	18,727	282,965
CapitaLand Ascott Trust	187,358	150,021
CDL Hospitality Trusts	76,894	69,461
DiamondRock Hospitality Co. (b)	18,233	146,046
Far East Hospitality Trust	85,650	39,914
Hoshino Resorts REIT, Inc.	23	98,738
Host Hotels & Resorts, Inc. (b)	76,456	1,286,754
Hotel Property Investments, Ltd.	16,833	35,238
Invincible Investment Corp.	429	170,587
Japan Hotel REIT Investment Corp.	393	200,729
Park Hotels & Resorts, Inc. (b)	19,198	246,118
Pebblebrook Hotel Trust (b)	10,545	146,997
RLJ Lodging Trust (b)	13,794	141,664
Ryman Hospitality Properties, Inc.	5,037	468,038
Service Properties Trust (b)	14,323	124,467
Summit Hotel Properties, Inc.	9,062	58,994
Sunstone Hotel Investors, Inc.	18,093	183,101
Xenia Hotels & Resorts, Inc.	9,677	119,124

		3,968,956

Hotels, Restaurants & Leisure—1.0%
Accor S.A.	8,324	309,533
Amadeus IT Group S.A. (a)	20,365	1,552,653
Aristocrat Leisure, Ltd.	26,650	690,088
Booking Holdings, Inc. (a)	753	2,033,348
Caesars Entertainment, Inc. (a)	4,385	223,503

Hotels, Restaurants & Leisure—(Continued)
Carnival Corp. (a) (b)	20,467	385,394
Chipotle Mexican Grill, Inc. (a)	562	1,202,118
Compass Group plc	78,842	2,205,466
Darden Restaurants, Inc.	2,464	411,685
Delivery Hero SE (a)	7,863	346,629
Domino’s Pizza, Inc.	720	242,633
Entain plc	26,716	433,874
Evolution AB	8,285	1,049,873
Expedia Group, Inc. (a)	2,906	317,887
Flutter Entertainment plc (a)	7,976	1,605,291
Galaxy Entertainment Group, Ltd. (a) (b)	98,749	630,243
Genting Singapore, Ltd.	266,777	185,122
Hilton Worldwide Holdings, Inc.	5,392	784,806
InterContinental Hotels Group plc	7,889	544,785
Just Eat Takeaway.com NV (a)	9,446	144,913
La Francaise des Jeux SAEM	4,761	187,455
Las Vegas Sands Corp. (a)	6,697	388,426
Lottery Corp., Ltd. (The)	99,891	342,607
Marriott International, Inc. - Class A	5,254	965,107
McDonald’s Corp.	14,877	4,439,446
McDonald’s Holdings Co. Japan, Ltd.	3,933	152,959
MGM Resorts International	6,153	270,240
Norwegian Cruise Line Holdings, Ltd. (a) (b)	8,643	188,158
Oriental Land Co., Ltd.	49,323	1,925,622
Royal Caribbean Cruises, Ltd. (a)	4,482	464,963
Sands China, Ltd. (a)	108,914	372,755
Sodexo S.A.	4,004	440,940
Starbucks Corp.	23,361	2,314,141
Whitbread plc	9,183	395,174
Wynn Resorts, Ltd.	2,110	222,837
Yum! Brands, Inc.	5,707	790,705

		29,161,379

Household Durables—0.4%
Barratt Developments plc	44,194	232,007
Berkeley Group Holdings plc	4,897	243,914
DR Horton, Inc.	6,325	769,689
Garmin, Ltd. (b)	3,118	325,176
Iida Group Holdings Co., Ltd.	7,170	121,340
Lennar Corp. - Class A	5,171	647,978
Mohawk Industries, Inc. (a)	1,077	111,103
Newell Brands, Inc.	7,679	66,807
NVR, Inc. (a)	62	393,738
Open House Group Co., Ltd.	3,579	129,111
Panasonic Holdings Corp.	99,843	1,223,075
Persimmon plc	14,377	187,431
PulteGroup, Inc.	4,549	353,366
SEB S.A.	1,146	118,487
Sekisui Chemical Co., Ltd.	16,509	238,807
Sekisui House, Ltd.	27,922	565,033
Sharp Corp. (a)	10,042	55,960
Sony Group Corp.	57,008	5,113,483
Taylor Wimpey plc	159,665	208,557
Whirlpool Corp. (b)	1,116	166,050

		11,271,112

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.5%
Church & Dwight Co., Inc.	4,977	$498,845
Clorox Co. (The)	2,519	400,622
Colgate-Palmolive Co.	16,905	1,302,361
Essity AB - Class B	27,536	732,926
Henkel AG & Co. KGaA	4,725	332,562
Kimberly-Clark Corp.	6,875	949,163
Procter & Gamble Co. (The)	48,029	7,287,921
Reckitt Benckiser Group plc	32,375	2,431,372
Unicharm Corp.	18,247	676,069

		14,611,841

Independent Power and Renewable Electricity Producers—0.1%
AES Corp. (The)	13,639	282,736
Corp. ACCIONA Energias Renovables S.A.	3,044	101,849
EDP Renovaveis S.A.	11,734	235,026
Meridian Energy, Ltd.	56,937	196,190
RWE AG	28,582	1,244,095

		2,059,896

Industrial Conglomerates—0.6%
3M Co.	11,242	1,125,212
CK Hutchison Holdings, Ltd.	120,449	737,259
DCC plc	4,451	248,789
General Electric Co.	22,190	2,437,572
Hikari Tsushin, Inc.	930	133,656
Hitachi, Ltd.	42,407	2,624,638
Honeywell International, Inc.	13,560	2,813,700
Investment AB Latour - B Shares	6,780	134,546
Jardine Cycle & Carriage, Ltd.	4,359	112,508
Jardine Matheson Holdings, Ltd.	7,337	372,139
Keppel Corp., Ltd.	65,354	325,298
Lifco AB - B Shares	10,498	228,455
Siemens AG	34,363	5,719,671
Smiths Group plc	15,879	332,245
Toshiba Corp.	18,601	583,032

		17,928,720

Industrial REITs—0.9%
Advance Logistics Investment Corp.	58	54,023
AIMS APAC REIT	48,950	44,958
Americold Realty Trust, Inc.	23,640	763,572
ARGAN S.A. (b)	850	63,086
CapitaLand Ascendas	450,460	908,625
Centuria Industrial REIT	46,033	95,262
CRE Logistics REIT, Inc.	54	66,776
Dexus Industria REIT	18,570	31,992
Dream Industrial Real Estate Investment Trust (b)	21,768	231,852
EastGroup Properties, Inc.	3,872	672,179
ESR-LOGOS REIT	539,607	133,668
First Industrial Realty Trust, Inc.	11,547	607,834
Frasers Logistics & Industrial Trust	250,450	231,938
GLP J-REIT	598	589,658
Goodman Group	76,507	1,024,857
Goodman Property Trust	96,611	131,417
Granite Real Estate Investment Trust	5,216	308,609

Industrial REITs—(Continued)
Industrial & Infrastructure Fund Investment Corp.	170	179,176
Innovative Industrial Properties, Inc.	2,392	174,640
Intervest Offices & Warehouses NV	2,300	34,733
Japan Logistics Fund, Inc.	78	169,333
LaSalle Logiport	157	164,758
Lexington Realty Trust	25,185	245,554
LondonMetric Property plc	83,458	175,667
Mapletree Industrial Trust	167,462	273,897
Mapletree Logistics Trust	446,515	536,085
Mitsubishi Estate Logistics REIT Investment Corp.	43	123,363
Mitsui Fudosan Logistics Park, Inc.	47	163,243
Montea NV	1,265	97,512
Nippon Prologis REIT, Inc.	309	619,893
Prologis, Inc.	99,734	12,230,380
Rexford Industrial Realty, Inc.	17,547	916,304
Segro plc	160,235	1,460,870
SOSiLA Logistics REIT, Inc.	62	56,297
STAG Industrial, Inc.	15,693	563,065
Terreno Realty Corp. (b)	7,075	425,207
Tritax Big Box REIT plc	163,954	261,274
Urban Logistics REIT plc	40,438	57,642
Warehouse Reit plc	34,800	35,087
Warehouses De Pauw NV	21,044	577,257

		25,501,543

Insurance—1.8%
Admiral Group plc	9,596	254,270
Aegon NV	76,286	386,366
Aflac, Inc.	11,204	782,039
Ageas SA	7,349	297,851
AIA Group, Ltd.	526,385	5,370,803
Allianz SE	18,233	4,241,160
Allstate Corp. (The)	5,356	584,018
American International Group, Inc.	14,748	848,600
Aon plc - Class A	4,162	1,436,722
Arch Capital Group, Ltd. (a)	7,589	568,037
Arthur J. Gallagher & Co.	4,365	958,423
Assicurazioni Generali S.p.A.	45,817	933,125
Assurant, Inc.	1,083	136,155
Aviva plc	125,800	634,035
AXA S.A.	82,933	2,450,134
Baloise Holding AG	2,086	306,790
Brown & Brown, Inc.	4,797	330,226
Chubb, Ltd.	8,440	1,625,206
Cincinnati Financial Corp.	3,204	311,813
Dai-ichi Life Holdings, Inc.	42,511	815,462
Everest Re Group, Ltd.	874	298,786
Gjensidige Forsikring ASA	9,128	146,298
Globe Life, Inc.	1,811	198,522
Hannover Rueck SE	2,737	580,380
Hartford Financial Services Group, Inc. (The)	6,322	455,310
Helvetia Holding AG	1,678	227,147
Insurance Australia Group, Ltd.	110,632	421,501
Japan Post Holdings Co., Ltd.	99,211	713,382
Japan Post Insurance Co., Ltd.	9,143	137,462
Legal & General Group plc	270,027	782,763

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Lincoln National Corp.	3,144	$80,989
Loews Corp.	3,855	228,910
Marsh & McLennan Cos., Inc.	10,081	1,896,035
Medibank Private, Ltd.	123,597	290,856
MetLife, Inc. (f)	13,109	741,052
MS&AD Insurance Group Holdings, Inc.	19,389	690,862
Muenchener Rueckversicherungs-Gesellschaft AG	6,334	2,375,163
NN Group NV	11,336	420,632
Phoenix Group Holdings plc	33,919	229,258
Poste Italiane S.p.A.	23,617	256,225
Principal Financial Group, Inc. (b)	4,601	348,940
Progressive Corp. (The)	11,928	1,578,909
Prudential Financial, Inc.	7,438	656,180
Prudential plc	124,460	1,755,177
QBE Insurance Group, Ltd.	67,284	708,136
Sampo Oyj - A Shares	20,789	932,364
Sompo Holdings, Inc.	14,167	635,109
Suncorp Group, Ltd.	56,730	511,771
Swiss Life Holding AG	1,394	815,610
Swiss Re AG	13,635	1,372,986
T&D Holdings, Inc.	22,632	334,370
Talanx AG	2,864	164,191
Tokio Marine Holdings, Inc.	81,472	1,881,122
Travelers Cos., Inc. (The)	4,707	817,418
Tryg A/S	16,340	353,672
W.R. Berkley Corp.	4,092	243,720
Willis Towers Watson plc	2,168	510,564
Zurich Insurance Group AG	6,802	3,231,656

		51,294,663

Interactive Media & Services—1.5%
Adevinta ASA (a)	12,856	84,317
Alphabet, Inc. - Class A (a)	121,062	14,491,121
Alphabet, Inc. - Class C (a) (c)	104,156	12,599,751
Auto Trader Group plc	41,181	319,179
Match Group, Inc. (a)	5,674	237,457
Meta Platforms, Inc. - Class A (a) (c)	45,078	12,936,484
REA Group, Ltd.	2,389	228,858
Scout24 SE	3,391	214,955
Seek, Ltd.	15,181	220,262
Z Holdings Corp.	119,932	289,624

		41,622,008

IT Services—0.5%
Accenture plc - Class A	12,869	3,971,116
Akamai Technologies, Inc. (a)	3,101	278,687
Bechtle AG	3,726	147,635
Capgemini SE	7,455	1,412,285
Cognizant Technology Solutions Corp. - Class A	10,341	675,061
DXC Technology Co. (a)	4,640	123,981
EPAM Systems, Inc. (a)	1,180	265,205
Fujitsu, Ltd.	7,954	1,025,485
Gartner, Inc. (a)	1,611	564,349
International Business Machines Corp.	18,504	2,476,020
Itochu Techno-Solutions Corp.	4,431	112,123
NEC Corp.	11,079	538,675

IT Services—(Continued)
Nomura Research Institute, Ltd.	17,444	481,087
NTT Data Corp.	28,324	396,582
Obic Co., Ltd.	3,171	508,383
Otsuka Corp.	5,175	201,383
SCSK Corp.	6,896	108,542
TIS, Inc.	9,945	249,177
VeriSign, Inc. (a)	1,845	416,915
Wix.com, Ltd. (a)	2,441	190,984

		14,143,675

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	27,114	627,401
Hasbro, Inc. (b)	2,655	171,964
Shimano, Inc.	3,503	586,356
Yamaha Corp.	6,329	243,387

		1,629,108

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	6,026	724,627
Bachem Holding AG	1,567	136,837
Bio-Rad Laboratories, Inc. - Class A (a)	435	164,917
Bio-Techne Corp.	3,208	261,869
Charles River Laboratories International, Inc. (a)	1,043	219,291
Danaher Corp.	13,533	3,247,920
Eurofins Scientific SE	6,093	387,019
Illumina, Inc. (a) (b)	3,222	604,093
IQVIA Holdings, Inc. (a)	3,781	849,855
Lonza Group AG	3,367	2,010,740
Mettler-Toledo International, Inc. (a)	449	588,926
PerkinElmer, Inc.	2,556	303,627
QIAGEN NV (a)	10,374	465,350
Sartorius Stedim Biotech	1,254	313,371
Thermo Fisher Scientific, Inc.	7,860	4,100,955
Waters Corp. (a)	1,203	320,648
West Pharmaceutical Services, Inc.	1,513	578,677

		15,278,722

Machinery—1.3%
Alfa Laval AB	13,068	476,567
Alstom S.A. (b)	14,619	436,373
Atlas Copco AB - A Shares	121,425	1,751,225
Atlas Copco AB - B Shares	70,560	879,147
Caterpillar, Inc.	10,502	2,584,017
CNH Industrial NV	46,303	669,247
Cummins, Inc.	2,885	707,287
Daifuku Co., Ltd.	13,671	279,928
Daimler Truck Holding AG	22,321	803,658
Deere & Co.	5,495	2,226,519
Dover Corp.	2,850	420,802
Epiroc AB - A Shares	29,875	565,883
Epiroc AB - B Shares	17,502	283,075
FANUC Corp.	43,356	1,524,414
Fortive Corp.	7,204	538,643
GEA Group AG	6,915	288,992
Hitachi Construction Machinery Co., Ltd.	4,944	139,263

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Hoshizaki Corp.	4,932	$177,359
Husqvarna AB - B Shares	18,512	167,917
IDEX Corp.	1,540	331,500
Illinois Tool Works, Inc.	5,635	1,409,652
Indutrade AB	12,402	279,843
Ingersoll Rand, Inc.	8,243	538,762
Knorr-Bremse AG	3,279	250,351
Komatsu, Ltd.	41,805	1,131,173
Kone Oyj - Class B	15,365	802,608
Kubota Corp.	45,785	666,966
Kurita Water Industries, Ltd.	4,724	181,566
Makita Corp.	10,083	283,028
Metso Outotec Oyj	29,979	361,151
MINEBEA MITSUMI, Inc.	16,292	308,515
MISUMI Group, Inc.	12,982	259,828
Mitsubishi Heavy Industries, Ltd.	14,527	679,632
NGK Insulators, Ltd.	10,499	125,594
Nordson Corp.	1,097	272,253
Otis Worldwide Corp.	8,422	749,642
PACCAR, Inc.	10,649	890,789
Parker-Hannifin Corp.	2,614	1,019,565
Pentair plc	3,361	217,121
Rational AG	233	168,580
Sandvik AB	48,200	941,182
Schindler Holding AG (Participation Certificate)	2,928	676,174
Sembcorp Marine, Ltd. (a)	1,850,728	171,387
SKF AB - B Shares	15,404	268,264
SMC Corp.	2,589	1,438,967
Snap-on, Inc.	1,079	310,957
Spirax-Sarco Engineering plc	3,356	442,051
Stanley Black & Decker, Inc. (b)	3,121	292,469
Techtronic Industries Co., Ltd.	61,735	675,513
Toyota Industries Corp.	6,648	476,926
VAT Group AG (144A)	1,233	510,679
Volvo AB - A Shares	9,076	193,554
Volvo AB - B Shares	68,217	1,414,953
Wartsila Oyj Abp	21,399	241,100
Westinghouse Air Brake Technologies Corp.	3,665	401,941
Xylem, Inc.	4,876	549,135
Yaskawa Electric Corp.	10,826	498,382

		35,352,069

Marine Transportation—0.1%
AP Moller - Maersk A/S - Class A (b)	142	247,805
AP Moller - Maersk A/S - Class B	230	404,639
Kawasaki Kisen Kaisha, Ltd.	6,234	151,241
Kuehne & Nagel International AG	2,457	726,333
Mitsui OSK Lines, Ltd.	15,577	372,761
Nippon Yusen KK (b)	22,030	489,563
SITC International Holdings Co., Ltd.	59,171	108,599

		2,500,941

Media—0.3%
Charter Communications, Inc. - Class A (a)	2,117	777,722
Comcast Corp. - Class A	84,758	3,521,695
CyberAgent, Inc.	18,972	138,557

Media—(Continued)
Dentsu Group, Inc.	9,241	303,107
Fox Corp. - Class A (b)	5,483	186,422
Fox Corp. - Class B (b)	2,784	88,782
Hakuhodo DY Holdings, Inc.	10,311	108,865
Informa plc	62,308	574,357
Interpublic Group of Cos., Inc. (The) (b)	7,866	303,470
News Corp. - Class A	7,763	151,379
News Corp. - Class B	2,393	47,190
Omnicom Group, Inc.	4,066	386,880
Paramount Global - Class B (b)	10,332	164,382
Publicis Groupe S.A.	10,347	807,159
Vivendi SE	32,338	298,135
WPP plc	48,579	507,798

		8,365,900

Metals & Mining—1.0%
Anglo American plc	57,443	1,628,187
Antofagasta plc	17,667	329,241
ArcelorMittal S.A.	21,825	594,611
BHP Group, Ltd.	229,004	6,832,799
BlueScope Steel, Ltd.	20,847	287,605
Boliden AB	12,364	357,882
Endeavour Mining plc	8,392	201,798
Fortescue Metals Group, Ltd.	76,552	1,140,089
Freeport-McMoRan, Inc.	29,207	1,168,280
Glencore plc	482,505	2,737,027
IGO, Ltd.	30,587	312,190
JFE Holdings, Inc.	22,221	318,863
Mineral Resources, Ltd.	7,849	377,041
Newcrest Mining, Ltd.	40,424	722,255
Newmont Corp.	16,194	690,836
Nippon Steel Corp.	36,516	766,526
Norsk Hydro ASA	60,355	358,737
Northern Star Resources, Ltd.	51,422	417,447
Nucor Corp.	5,119	839,414
Pilbara Minerals, Ltd.	121,974	402,240
Rio Tinto plc	50,891	3,233,080
Rio Tinto, Ltd.	16,781	1,291,440
South32, Ltd.	205,864	519,191
Steel Dynamics, Inc.	3,272	356,419
Sumitomo Metal Mining Co., Ltd.	11,174	360,148
voestalpine AG	5,267	189,271

		26,432,617

Multi-Utilities—0.4%
Ameren Corp.	5,351	437,016
CenterPoint Energy, Inc.	12,859	374,840
Centrica plc	257,047	404,806
CMS Energy Corp.	5,943	349,151
Consolidated Edison, Inc.	7,062	638,405
Dominion Energy, Inc.	17,034	882,191
DTE Energy Co.	4,200	462,084
E.ON SE	101,492	1,293,652
Engie S.A.	82,566	1,373,331
National Grid plc	160,501	2,120,879
NiSource, Inc.	8,417	230,205

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—(Continued)
Public Service Enterprise Group, Inc.	10,168	$636,618
Sempra Energy	6,412	933,523
Veolia Environnement S.A.	30,688	970,247
WEC Energy Group, Inc.	6,428	567,207

		11,674,155

Office REITs—0.4%
Alexandria Real Estate Equities, Inc. (b)	18,265	2,072,895
Allied Properties Real Estate Investment Trust	11,079	181,646
Boston Properties, Inc. (b)	16,623	957,319
Brandywine Realty Trust	14,751	68,592
Centuria Office REIT	40,559	37,148
Champion REIT	162,856	59,149
CLS Holdings plc	14,578	25,032
Corporate Office Properties Trust (b)	9,784	232,370
Cousins Properties, Inc.	13,210	301,188
Covivio	6,503	307,644
Cromwell Property Group	124,485	44,629
Daiwa Office Investment Corp.	24	104,302
Derwent London plc	9,757	253,968
Dexus	143,067	744,591
Douglas Emmett, Inc. (b)	14,734	185,206
Easterly Government Properties, Inc. (b)	8,041	116,594
Gecina S.A. (b)	6,594	702,463
Global One Real Estate Investment Corp.	90	71,207
Great Portland Estates plc	18,857	99,651
Highwoods Properties, Inc. (b)	9,082	217,151
Hudson Pacific Properties, Inc. (b)	11,958	50,463
Ichigo Office REIT Investment Corp.	103	63,867
Inmobiliaria Colonial Socimi S.A. (b)	29,833	180,852
Japan Excellent, Inc.	108	93,946
Japan Prime Realty Investment Corp.	81	195,907
Japan Real Estate Investment Corp.	176	669,641
JBG SMITH Properties (b)	9,681	145,602
Kenedix Office Investment Corp.	66	158,822
Keppel Pacific Oak US REIT	74,300	23,377
Keppel REIT	190,832	127,089
Kilroy Realty Corp.	10,200	306,918
Manulife US Real Estate Investment Trust	142,950	24,728
Mirai Corp.	144	46,180
Mori Hills REIT Investment Corp. - Class C	139	142,246
Nippon Building Fund, Inc. (b)	205	806,364
NSI NV	1,540	34,361
One REIT, Inc.	22	38,063
Orix JREIT, Inc.	231	284,240
Paramount Group, Inc. (b)	16,057	71,132
Piedmont Office Realty Trust, Inc. - Class A	10,730	78,007
Precinct Properties New Zealand, Ltd.	116,678	92,510
Prosperity REIT	103,700	23,338
Regional REIT, Ltd. (144A)	38,579	22,913
Sankei Real Estate, Inc.	41	25,841
SL Green Realty Corp. (b)	5,692	171,045
Vornado Realty Trust (b)	15,452	280,299
Workspace Group plc	12,526	75,362

		11,015,858

Oil, Gas & Consumable Fuels—2.1%
Aker BP ASA	14,379	336,946
Ampol, Ltd.	10,766	215,940
APA Corp.	6,288	214,861
BP plc	799,905	4,686,518
Chevron Corp.	35,511	5,587,656
ConocoPhillips	24,658	2,554,815
Coterra Energy, Inc.	15,435	390,506
Devon Energy Corp.	13,076	632,094
Diamondback Energy, Inc.	3,690	484,718
ENEOS Holdings, Inc.	130,246	446,263
Eni S.p.A.	104,943	1,513,224
EOG Resources, Inc.	11,918	1,363,896
EQT Corp. (b)	7,369	303,087
Equinor ASA	43,065	1,251,025
Exxon Mobil Corp.	82,386	8,835,898
Galp Energia SGPS S.A.	22,114	258,566
Hess Corp.	5,631	765,534
Idemitsu Kosan Co., Ltd.	9,429	189,282
Inpex Corp.	43,879	489,344
Kinder Morgan, Inc.	40,190	692,072
Marathon Oil Corp.	12,585	289,707
Marathon Petroleum Corp.	8,646	1,008,124
Neste Oyj	19,125	737,095
Occidental Petroleum Corp. (b)	14,641	860,891
OMV AG	6,721	284,781
ONEOK, Inc.	9,118	562,763
Phillips 66 (b)	9,350	891,803
Pioneer Natural Resources Co.	4,763	986,798
Repsol S.A. (b)	60,006	872,488
Santos, Ltd.	149,246	751,705
Shell plc	309,556	9,216,594
Targa Resources Corp.	4,606	350,517
TotalEnergies SE	106,946	6,129,340
Valero Energy Corp. (b)	7,367	864,149
Williams Cos., Inc. (The)	24,824	810,007
Woodside Energy Group, Ltd.	85,834	1,987,794

		57,816,801

Paper & Forest Products—0.1%
Holmen AB - B Shares	4,268	153,388
Mondi plc	21,791	332,708
Oji Holdings Corp.	38,977	145,998
Stora Enso Oyj - R Shares	26,299	304,794
Svenska Cellulosa AB SCA - Class B	27,191	346,860
UPM-Kymmene Oyj	24,128	719,070

		2,002,818

Passenger Airlines—0.1%
Alaska Air Group, Inc. (a) (b)	2,607	138,640
American Airlines Group, Inc. (a)	13,304	238,674
ANA Holdings, Inc. (a)	7,277	173,621
Delta Air Lines, Inc. (a)	13,097	622,631
Deutsche Lufthansa AG (a)	27,021	276,572
Japan Airlines Co., Ltd.	6,626	143,940
Qantas Airways, Ltd. (a)	39,580	164,125
Singapore Airlines, Ltd.	60,512	320,251

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Passenger Airlines—(Continued)
Southwest Airlines Co.	12,126	$439,082
United Airlines Holdings, Inc. (a)	6,683	366,696

		2,884,232

Personal Care Products—0.6%
Beiersdorf AG	4,562	603,585
Estee Lauder Cos., Inc. (The) - Class A	4,725	927,896
Haleon plc	229,600	944,877
Kao Corp.	21,062	762,857
Kobayashi Pharmaceutical Co., Ltd.	2,320	126,232
Kose Corp.	1,513	145,440
L’Oreal S.A.	10,888	5,081,185
Shiseido Co., Ltd.	18,083	819,271
Unilever plc	114,191	5,954,205

		15,365,548

Pharmaceuticals—3.5%
Astellas Pharma, Inc.	81,807	1,219,045
AstraZeneca plc	70,062	10,035,555
Bayer AG	44,411	2,455,306
Bristol-Myers Squibb Co.	42,810	2,737,699
Catalent, Inc. (a) (b)	3,670	159,131
Chugai Pharmaceutical Co., Ltd.	30,361	863,468
Daiichi Sankyo Co., Ltd.	83,616	2,651,582
Eisai Co., Ltd.	11,396	767,993
Eli Lilly and Co.	16,055	7,529,474
GSK plc	185,115	3,269,998
Hikma Pharmaceuticals plc	7,498	180,136
Ipsen S.A.	1,708	205,545
Johnson & Johnson	52,956	8,765,277
Kyowa Kirin Co., Ltd.	12,132	224,260
Merck & Co., Inc.	51,706	5,966,355
Merck KGaA	5,843	966,037
Nippon Shinyaku Co., Ltd.	2,388	97,408
Novartis AG	92,660	9,351,933
Novo Nordisk A/S - Class B	74,836	12,087,044
Ono Pharmaceutical Co., Ltd.	17,543	318,086
Organon & Co.	5,198	108,170
Orion Oyj - Class B	4,828	200,350
Otsuka Holdings Co., Ltd.	17,671	647,652
Pfizer, Inc.	115,037	4,219,557
Recordati Industria Chimica e Farmaceutica S.p.A.	4,733	226,217
Roche Holding AG	31,760	9,705,713
Roche Holding AG (Bearer Shares)	1,447	474,885
Sanofi	51,298	5,499,301
Shionogi & Co., Ltd.	11,792	498,214
Takeda Pharmaceutical Co., Ltd.	71,529	2,248,231
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	49,845	375,333
UCB S.A.	5,749	509,519
Viatris, Inc.	24,433	243,841
Zoetis, Inc.	9,417	1,621,702

		96,430,017

Professional Services—0.6%
Adecco Group AG	7,206	235,208

Professional Services—(Continued)
Automatic Data Processing, Inc.	8,418	1,850,192
BayCurrent Consulting, Inc.	5,949	223,501
Broadridge Financial Solutions, Inc.	2,404	398,175
Bureau Veritas S.A.	13,342	365,968
Ceridian HCM Holding, Inc. (a)	3,173	212,496
Computershare, Ltd.	25,927	405,928
CoStar Group, Inc. (a)	8,325	740,925
Equifax, Inc. (b)	2,499	588,015
Experian plc	41,551	1,596,620
Intertek Group plc	7,321	397,385
Jacobs Solutions, Inc.	2,585	307,331
Leidos Holdings, Inc.	2,795	247,302
Paychex, Inc.	6,538	731,406
Paycom Software, Inc.	991	318,349
Persol Holdings Co., Ltd.	8,092	146,439
Randstad NV	4,990	262,981
Recruit Holdings Co., Ltd.	65,167	2,079,708
RELX plc	86,122	2,871,170
Robert Half International, Inc.	2,196	165,183
SGS S.A.	6,777	640,080
Teleperformance	2,692	451,921
Verisk Analytics, Inc.	2,950	666,789
Wolters Kluwer NV	11,642	1,478,242

		17,381,314

Real Estate Management & Development—0.9%
Abrdn European Logistics Income plc (144A)	34,326	28,853
Aeon Mall Co., Ltd.	10,393	134,596
Allreal Holding AG	1,285	217,058
Amot Investments, Ltd.	18,848	99,313
Aroundtown S.A. (a)	58,403	67,354
Atrium Ljungberg AB - B Shares	3,874	67,008
Azrieli Group, Ltd.	5,143	290,672
CA Immobilien Anlagen AG	3,558	103,143
Capitaland Investment, Ltd.	340,235	836,245
Castellum AB (b)	37,429	357,580
Catena AB	2,877	105,383
CBRE Group, Inc. - Class A (a)	6,334	511,217
Cibus Nordic Real Estate AB	4,932	48,013
City Developments, Ltd.	63,598	317,062
Citycon Oyj	6,309	40,072
CK Asset Holdings, Ltd.	259,765	1,441,629
Corem Property Group AB - Class B	58,572	27,583
Daito Trust Construction Co., Ltd.	2,839	288,062
Daiwa House Industry Co., Ltd.	27,108	716,451
Deutsche Euroshop AG	1,004	22,927
Deutsche Wohnen SE	4,296	98,769
DIC Asset AG	4,600	25,543
Dios Fastigheter AB	7,731	49,351
Entra ASA (144A)	4,779	43,353
ESR Group, Ltd. (144A)	87,988	151,478
Fabege AB (b)	21,972	158,600
Fastighets AB Balder - B Shares (a)	84,204	307,701
Grainger plc	63,927	184,709
Grand City Properties S.A.	8,679	68,056
Hang Lung Properties, Ltd.	81,322	125,514

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Heiwa Real Estate Co., Ltd.	2,776	$73,423
Helical plc	8,964	29,584
Henderson Land Development Co., Ltd.	65,576	195,532
Hiag Immobilien Holding AG	284	24,118
Hongkong Land Holdings, Ltd.	145,610	568,881
Hufvudstaden AB - A Shares	9,378	111,419
Hulic Co., Ltd. (b)	53,210	456,654
Hysan Development Co., Ltd.	52,989	129,576
Intershop Holding AG	107	71,360
Kennedy-Wilson Holdings, Inc. (b)	10,388	169,636
Kojamo Oyj	17,093	160,754
LEG Immobilien SE (a)	9,863	566,443
Lendlease Corp., Ltd.	30,405	157,330
Lifestyle Communities, Ltd.	8,212	86,530
Mitsubishi Estate Co., Ltd.	147,301	1,757,008
Mitsui Fudosan Co., Ltd.	119,007	2,374,434
Mobimo Holding AG	616	166,344
New World Development Co., Ltd.	190,232	469,867
Nomura Real Estate Holdings, Inc.	14,410	342,780
NP3 Fastigheter AB	2,538	38,376
Nyfosa AB	15,921	88,337
Pandox AB	7,715	89,986
Peach Property Group AG (a) (b)	1,038	15,396
Phoenix Spree Deutschland, Ltd.	8,050	19,030
Platzer Fastigheter Holding AB - Class B	4,691	34,752
PSP Swiss Property AG	3,952	441,833
Sagax AB - Class B	23,704	468,505
Samhallsbyggnadsbolaget i Norden AB (b)	96,957	37,135
Shurgard Self Storage, Ltd	2,194	100,187
Sino Land Co., Ltd.	462,812	569,118
Sirius Real Estate, Ltd.	101,190	109,771
Stendorren Fastigheter AB (a)	1,200	18,091
StorageVault Canada, Inc. (b)	20,841	92,032
Sumitomo Realty & Development Co., Ltd.	47,549	1,178,497
Sun Hung Kai Properties, Ltd.	190,190	2,398,839
Swire Pacific, Ltd. - Class A	19,508	150,088
Swire Properties, Ltd.	144,076	355,126
Swiss Prime Site AG	10,163	882,006
TAG Immobilien AG (a)	13,269	125,395
Tokyo Tatemono Co., Ltd.	17,365	224,060
Tricon Residential, Inc. (b)	21,241	187,277
UOL Group, Ltd.	63,718	303,463
VGP NV	887	86,921
Vonovia SE	92,079	1,797,797
Wallenstam AB - Class B	29,262	99,056
Wharf Real Estate Investment Co., Ltd.	210,748	1,054,803
Wihlborgs Fastigheter AB	23,236	168,045

		25,978,890

Residential REITs—0.8%
Advance Residence Investment Corp.	114	272,031
American Homes 4 Rent - Class A	29,178	1,034,360
Apartment Income REIT Corp.	13,025	470,072
Apartment Investment & Management Co. - Class A	12,846	109,448
AvalonBay Communities, Inc.	15,169	2,871,037
Boardwalk Real Estate Investment Trust (b)	3,256	152,852

Residential REITs—(Continued)
Camden Property Trust	11,287	1,228,816
Canadian Apartment Properties REIT (b)	14,603	560,641
Centerspace (b)	1,302	79,891
Civitas Social Housing plc	53,213	54,059
Comforia Residential REIT, Inc.	59	141,245
Daiwa Securities Living Investments Corp.	182	144,528
Elme Communities	7,609	125,092
Empiric Student Property plc	51,472	55,162
Equity LifeStyle Properties, Inc. (b)	15,545	1,039,805
Equity Residential	39,647	2,615,513
Essex Property Trust, Inc. (b)	6,928	1,623,230
Home Invest Belgium S.A.	850	14,933
Home Reit plc (d) (e)	72,879	35,066
Independence Realty Trust, Inc.	19,599	357,094
Ingenia Communities Group	32,356	85,911
InterRent Real Estate Investment Trust (b)	11,471	111,008
Invitation Homes, Inc.	65,425	2,250,620
Irish Residential Properties REIT plc	38,957	40,507
Kenedix Residential Next Investment Corp.	93	151,029
Killam Apartment Real Estate Investment Trust	10,080	134,375
Mid-America Apartment Communities, Inc.	12,563	1,907,817
NexPoint Residential Trust, Inc.	1,955	88,913
Nippon Accommodations Fund, Inc.	41	184,674
PRS REIT plc (The)	45,279	46,270
Residential Secure Income plc (144A)	16,250	12,978
Samty Residential Investment Corp.	39	32,285
Starts Proceed Investment Corp.	22	35,585
Sun Communities, Inc.	10,757	1,403,358
Triple Point Social Housing REIT plc (144A)	31,883	19,852
UDR, Inc.	35,041	1,505,361
UNITE Group plc (The)	28,044	310,318
Veris Residential, Inc. (a)	6,857	110,055
Xior Student Housing NV	2,662	79,273

		21,495,064

Retail REITs—1.0%
Acadia Realty Trust (b)	8,114	116,761
AEON REIT Investment Corp.	155	167,203
Agree Realty Corp. (b)	7,804	510,304
Ascencio	442	21,221
Brixmor Property Group, Inc.	26,227	576,994
BWP Trust	42,698	103,393
Capital & Counties Properties plc	119,525	175,076
CapitaLand Integrated Commercial Trust	683,767	967,108
Carmila S.A. (a)	4,967	77,216
Charter Hall Retail REIT	43,024	103,609
Choice Properties Real Estate Investment Trust (b)	22,443	229,894
Crombie Real Estate Investment Trust	9,120	94,178
Eurocommercial Properties NV	4,473	103,843
Federal Realty Investment Trust	8,573	829,609
First Capital Real Estate Investment Trust (b)	18,537	204,575
Fortune Real Estate Investment Trust	121,230	87,318
Frasers Centrepoint Trust	94,950	154,077
Frontier Real Estate Investment Corp.	43	139,698
Fukuoka REIT Corp.	64	73,716
Getty Realty Corp. (b)	3,852	130,275

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Retail REITs—(Continued)
Hamborner REIT AG	6,233	$43,452
Hammerson plc	340,628	108,061
HomeCo Daily Needs REIT	152,193	119,765
Immobiliare Grande Distribuzione SIIQ S.p.A.	5,721	15,128
InvenTrust Properties Corp. (b)	5,902	136,572
Japan Metropolitan Fund Investment Corp.	926	618,468
Kenedix Retail REIT Corp.	53	106,948
Kimco Realty Corp.	65,641	1,294,441
Kite Realty Group Trust	18,879	421,757
Kiwi Property Group, Ltd.	137,916	77,277
Klepierre S.A.	27,727	687,894
Lendlease Global Commercial	163,524	79,937
Link REIT	337,413	1,878,493
Macerich Co. (The) (b)	18,778	211,628
Mapletree Pan Asia Commercial Trust	304,964	365,918
Mercialys S.A.	7,754	70,012
National Retail Properties, Inc. (b)	15,878	679,420
Necessity Retail REIT, Inc. (The)	11,642	78,700
NETSTREIT Corp.	5,300	94,711
NewRiver REIT plc	26,876	30,440
PARAGON REIT	95,150	67,270
Phillips Edison & Co., Inc. (b)	10,250	349,320
Primaris Real Estate Investment Trust	8,389	85,299
Realty Income Corp.	71,646	4,283,714
Regency Centers Corp.	18,063	1,115,752
Region RE, Ltd.	100,755	152,562
Retail Estates NV	951	61,532
Retail Opportunity Investments Corp.	10,693	144,462
RioCan Real Estate Investment Trust (b)	26,196	381,248
RPT Realty	7,469	78,051
Scentre Group	688,417	1,215,901
Simon Property Group, Inc.	35,127	4,056,466
SITE Centers Corp.	16,539	218,646
SmartCentres Real Estate Investment Trust	11,342	207,962
Spirit Realty Capital, Inc.	12,319	485,122
Starhill Global REIT	125,900	48,018
Supermarket Income Reit plc	109,100	101,465
Tanger Factory Outlet Centers, Inc. (b)	8,876	195,893
Unibail-Rodamco-Westfield (a)	14,402	761,192
Urban Edge Properties	9,952	153,559
Vastned Retail NV	1,485	31,716
Vicinity, Ltd.	505,779	621,749
Waypoint REIT, Ltd.	58,953	101,956
Wereldhave NV	3,493	53,346

		26,957,291

Semiconductors & Semiconductor Equipment—2.9%
Advanced Micro Devices, Inc. (a)	32,815	3,737,957
Advantest Corp.	8,659	1,160,000
Analog Devices, Inc.	10,308	2,008,102
Applied Materials, Inc.	17,221	2,489,123
ASM International NV	2,120	901,592
ASML Holding NV	18,225	13,192,548
Broadcom, Inc.	8,496	7,369,685
Disco Corp.	4,163	658,606
Enphase Energy, Inc. (a) (b)	2,793	467,772

Semiconductors & Semiconductor Equipment—(Continued)
First Solar, Inc. (a)	2,024	384,742
Infineon Technologies AG	59,035	2,434,635
Intel Corp.	84,994	2,842,199
KLA Corp.	2,796	1,356,116
Lam Research Corp.	2,738	1,760,151
Lasertec Corp.	3,426	517,801
Microchip Technology, Inc.	11,163	1,000,093
Micron Technology, Inc.	22,301	1,407,416
Monolithic Power Systems, Inc.	918	495,931
NVIDIA Corp.	50,396	21,318,516
NXP Semiconductors NV	5,293	1,083,371
ON Semiconductor Corp. (a)	8,800	832,304
Qorvo, Inc. (a)	2,035	207,631
QUALCOMM, Inc.	22,700	2,702,208
Renesas Electronics Corp. (a)	57,546	1,089,046
Rohm Co., Ltd.	3,983	376,465
Skyworks Solutions, Inc. (b)	3,243	358,968
SolarEdge Technologies, Inc. (a)	1,148	308,869
STMicroelectronics NV	30,897	1,537,079
SUMCO Corp.	15,830	224,053
Teradyne, Inc. (b)	3,159	351,691
Texas Instruments, Inc.	18,496	3,329,650
Tokyo Electron, Ltd.	20,255	2,900,589
Tower Semiconductor, Ltd. (a)	4,943	182,634

		80,987,543

Software—3.2%
Adobe, Inc. (a)	9,347	4,570,590
ANSYS, Inc. (a)	1,766	583,257
Autodesk, Inc. (a)	4,364	892,918
Cadence Design Systems, Inc. (a)	5,557	1,303,228
Check Point Software Technologies, Ltd. (a)	4,368	548,708
CyberArk Software, Ltd. (a)	1,864	291,399
Dassault Systemes SE	30,181	1,338,410
Fair Isaac Corp. (a)	509	411,888
Fortinet, Inc. (a)	13,280	1,003,835
Gen Digital, Inc.	11,591	215,013
Intuit, Inc.	5,717	2,619,472
Microsoft Corp. (c)	151,516	51,597,259
Monday.com, Ltd. (a)	864	147,934
Nemetschek SE	2,626	196,655
Nice, Ltd. (a)	2,881	594,528
Oracle Corp.	31,359	3,734,543
Oracle Corp. Japan	1,769	131,455
Palo Alto Networks, Inc. (a)	6,166	1,575,475
PTC, Inc. (a)	2,171	308,933
Roper Technologies, Inc.	2,172	1,044,298
Sage Group plc (The)	45,761	537,562
Salesforce, Inc. (a)	19,950	4,214,637
SAP SE	47,205	6,445,556
ServiceNow, Inc. (a)	4,152	2,333,299
Synopsys, Inc. (a)	3,104	1,351,513
Temenos AG	2,889	230,029
Trend Micro, Inc.	6,111	295,942
Tyler Technologies, Inc. (a)	854	355,665
WiseTech Global, Ltd.	7,501	401,851

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Xero, Ltd. (a)	6,488	$518,526

		89,794,378

Specialized REITs—1.1%
American Tower Corp.	9,497	1,841,848
Arena REIT	28,576	71,961
Big Yellow Group plc	14,853	202,624
Charter Hall Social Infrastructure REIT	29,276	57,603
Crown Castle, Inc.	8,837	1,006,888
CubeSmart (b)	19,601	875,381
Digital Realty Trust, Inc. (b)	31,417	3,577,454
EPR Properties	6,494	303,919
Equinix, Inc.	10,122	7,935,041
Extra Space Storage, Inc. (b)	14,439	2,149,245
Four Corners Property Trust, Inc. (b)	7,508	190,703
Gaming and Leisure Properties, Inc.	22,034	1,067,768
Iron Mountain, Inc.	5,943	337,681
Keppel DC REIT	112,057	178,921
Life Storage, Inc.	7,456	991,350
National Storage Affiliates Trust (b)	6,984	243,253
National Storage REIT	107,743	168,750
Public Storage	16,984	4,957,290
Safehold, Inc. (b)	2,565	60,867
Safestore Holdings plc	18,595	200,853
SBA Communications Corp.	2,208	511,726
VICI Properties, Inc. (b)	108,452	3,408,646
Weyerhaeuser Co.	14,922	500,036

		30,839,808

Specialty Retail—0.8%
Advance Auto Parts, Inc.	1,211	85,133
AutoZone, Inc. (a)	375	935,010
Bath & Body Works, Inc.	4,665	174,938
Best Buy Co., Inc. (b)	3,966	325,014
CarMax, Inc. (a) (b)	3,224	269,849
Dufry AG (a)	4,456	203,123
Fast Retailing Co., Ltd.	7,912	2,031,192
H & M Hennes & Mauritz AB - B Shares	29,714	511,012
Home Depot, Inc. (The)	20,636	6,410,367
Industria de Diseno Textil S.A.	49,312	1,915,883
JD Sports Fashion plc	117,153	217,143
Kingfisher plc	86,166	253,498
Lowe’s Cos., Inc.	12,152	2,742,706
Nitori Holdings Co., Ltd.	3,656	409,066
O’Reilly Automotive, Inc. (a)	1,241	1,185,527
Ross Stores, Inc.	6,970	781,546
TJX Cos., Inc. (The)	23,465	1,989,597
Tractor Supply Co. (b)	2,233	493,716
Ulta Beauty, Inc. (a)	1,021	480,478
USS Co., Ltd.	9,373	155,342
Zalando SE (a)	10,184	293,007
ZOZO, Inc.	5,747	118,944

		21,982,091

Technology Hardware, Storage & Peripherals—2.3%
Apple, Inc.	301,281	58,439,475
Brother Industries, Ltd.	10,571	155,016
Canon, Inc. (b)	45,220	1,193,266
FUJIFILM Holdings Corp.	16,869	1,001,865
Hewlett Packard Enterprise Co.	26,407	443,638
HP, Inc.	17,665	542,492
Logitech International S.A.	7,434	442,003
NetApp, Inc.	4,359	333,028
Ricoh Co., Ltd.	24,798	211,734
Seagate Technology Holdings plc (b)	3,924	242,778
Seiko Epson Corp.	13,054	202,694
Western Digital Corp. (a)	6,520	247,304

		63,455,293

Textiles, Apparel & Luxury Goods—1.0%
Adidas AG	7,324	1,420,526
Burberry Group plc	17,098	460,167
Cie Financiere Richemont S.A. - Class A	23,598	4,003,959
Hermes International	1,432	3,115,241
Kering S.A.	3,371	1,866,987
LVMH Moet Hennessy Louis Vuitton SE	12,483	11,780,530
Moncler S.p.A.	9,311	644,261
NIKE, Inc. - Class B	25,107	2,771,060
Pandora A/S	4,117	367,904
Puma SE	4,851	291,718
Ralph Lauren Corp. (b)	837	103,202
Swatch Group AG (The)	2,404	132,140
Swatch Group AG (The) - Bearer Shares	1,308	383,361
Tapestry, Inc.	4,723	202,144
VF Corp.	6,732	128,514

		27,671,714

Tobacco—0.4%
Altria Group, Inc.	36,375	1,647,787
British American Tobacco plc	96,023	3,185,700
Imperial Brands plc	39,686	877,647
Japan Tobacco, Inc. (b)	54,247	1,189,044
Philip Morris International, Inc.	31,630	3,087,721

		9,987,899

Trading Companies & Distributors—0.6%
AerCap Holdings NV (a)	7,565	480,529
Ashtead Group plc	19,825	1,376,647
Beijer Ref AB	15,225	194,563
Brenntag SE	7,009	546,068
Bunzl plc	15,282	581,835
Fastenal Co.	11,636	686,408
IMCD NV	2,580	371,106
ITOCHU Corp.	53,735	2,136,949
Marubeni Corp.	69,068	1,179,943
Mitsubishi Corp.	56,035	2,716,245
Mitsui & Co., Ltd.	59,354	2,233,277
MonotaRO Co., Ltd.	11,059	140,923
Reece, Ltd.	9,974	124,317
Sumitomo Corp.	50,920	1,081,871

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Toyota Tsusho Corp.	9,613	$479,873
United Rentals, Inc.	1,401	623,963
WW Grainger, Inc.	910	717,617

		15,672,134

Transportation Infrastructure—0.1%
Aena SME S.A.	3,405	550,400
Aeroports de Paris	1,347	193,543
Auckland International Airport, Ltd. (a)	56,184	294,412
Getlink SE	16,161	274,970
Transurban Group	139,258	1,326,460

		2,639,785

Water Utilities—0.0%
American Water Works Co., Inc.	3,966	566,147
Severn Trent plc	11,105	361,769
United Utilities Group plc	30,602	373,720

		1,301,636

Wireless Telecommunication Services—0.3%
KDDI Corp.	67,662	2,091,151
SoftBank Corp.	129,843	1,389,058
SoftBank Group Corp.	46,517	2,207,774
T-Mobile U.S., Inc. (a) (b)	11,736	1,630,130
Tele2 AB - B Shares	24,150	199,885
Vodafone Group plc	1,037,184	978,603

		8,496,601

Total Common Stocks (Cost $1,084,110,488)		1,592,314,009

U.S. Treasury & Government Agencies—30.3%

Federal Agencies—1.3%
Federal Home Loan Bank 2.500%, 02/13/24	2,175,000	2,136,933
4.625%, 06/06/25 (b)	19,160,000	19,022,601
Federal Home Loan Mortgage Corp. 6.250%, 07/15/32	2,364,000	2,746,145
Federal National Mortgage Association
2.875%, 09/12/23	8,502,000	8,458,353
6.625%, 11/15/30 (b)	1,525,000	1,769,396
7.250%, 05/15/30	1,788,000	2,123,415

		36,256,843

U.S. Treasury—29.0%
U.S. Treasury Bonds
1.125%, 05/15/40 (b)	20,163,500	13,070,831
1.250%, 05/15/50	3,823,500	2,149,972
2.250%, 08/15/46	19,880,600	14,524,487
2.250%, 08/15/49	4,197,400	3,049,509
2.250%, 02/15/52 (b)	15,608,800	11,279,797

U.S. Treasury—(Continued)
U.S. Treasury Bonds
2.375%, 11/15/49	4,579,300	3,419,270
2.375%, 05/15/51	24,855,800	18,479,705
2.500%, 02/15/45	5,470,900	4,235,673
2.750%, 08/15/47 (b)	2,337,700	1,880,387
2.875%, 05/15/43	5,417,100	4,531,108
2.875%, 08/15/45 (b)	29,768,500	24,564,827
2.875%, 05/15/49	3,659,800	3,024,910
2.875%, 05/15/52 (b)	9,094,300	7,536,546
3.000%, 05/15/45	1,329,600	1,122,941
3.000%, 02/15/47	3,206,300	2,699,554
3.000%, 05/15/47 (b)	3,558,700	2,996,676
3.000%, 02/15/48	1,975,100	1,665,333
3.000%, 08/15/48	9,323,800	7,866,228
3.000%, 02/15/49	2,720,900	2,300,967
3.125%, 11/15/41	703,800	619,756
3.125%, 02/15/43	8,508,800	7,420,272
3.625%, 08/15/43	11,965,600	11,231,305
3.625%, 02/15/53	2,654,000	2,547,011
3.625%, 05/15/53	1,025,400	985,506
3.750%, 08/15/41	3,613,400	3,490,177
3.750%, 11/15/43	487,200	465,619
4.000%, 11/15/52	3,324,500	3,414,885
4.375%, 05/15/41 (b)	530,600	558,394
4.500%, 08/15/39	301,900	324,519
5.250%, 11/15/28	10,124,300	10,644,357
5.500%, 08/15/28	5,597,100	5,932,051
6.000%, 02/15/26 (g)	31,745,700	32,805,957
6.125%, 11/15/27	18,628,100	20,018,659
6.250%, 05/15/30	854,700	969,484
6.375%, 08/15/27	2,592,500	2,793,824
6.875%, 08/15/25 (b)	2,470,400	2,573,944
U.S. Treasury Notes
0.250%, 08/31/25	30,093,100	27,302,435
0.250%, 09/30/25 (b)	3,735,900	3,383,762
0.375%, 04/30/25	11,201,100	10,305,887
0.375%, 12/31/25	11,063,100	9,971,915
0.375%, 01/31/26	27,091,900	24,323,446
0.500%, 02/28/26	11,035,000	9,912,534
0.625%, 08/15/30	4,004,800	3,190,543
0.750%, 04/30/26	6,627,600	5,967,947
0.750%, 05/31/26 (b)	9,318,100	8,369,911
0.875%, 09/30/26	9,132,700	8,170,913
1.125%, 10/31/26	9,196,500	8,269,665
1.250%, 12/31/26	6,774,600	6,097,140
1.375%, 11/15/31	7,259,500	5,985,968
1.500%, 08/15/26	2,030,700	1,856,107
1.500%, 01/31/27 (b)	6,697,800	6,067,003
1.500%, 02/15/30 (b)	6,315,400	5,409,041
1.625%, 02/15/26	11,760,100	10,898,305
1.625%, 08/15/29	9,431,400	8,224,107
1.625%, 05/15/31	25,068,500	21,303,329
1.750%, 11/15/29	11,386,000	9,984,099
1.875%, 02/28/27	13,519,000	12,392,065
1.875%, 02/15/32 (b)	19,871,900	17,021,524

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.000%, 08/15/25	13,580,000	$12,811,351
2.000%, 11/15/26	33,782,600	31,247,585
2.125%, 05/15/25 (b) (g)	44,542,400	42,301,360
2.250%, 11/15/25	9,040,300	8,540,965
2.250%, 02/15/27	9,640,500	8,964,535
2.250%, 08/15/27	31,517,500	29,135,220
2.250%, 11/15/27	33,211,800	30,589,884
2.375%, 08/15/24	1,865,100	1,804,849
2.375%, 05/15/27	46,256,900	43,073,125
2.375%, 05/15/29	18,512,900	16,878,558
2.625%, 02/15/29	8,538,200	7,911,509
2.750%, 02/15/28	6,353,100	5,970,673
2.750%, 08/15/32	11,079,600	10,157,310
2.875%, 05/15/28	3,859,700	3,641,838
2.875%, 05/15/32	26,193,900	24,286,657
3.125%, 11/15/28	9,904,400	9,435,102
3.375%, 05/15/33	4,431,300	4,273,435
3.500%, 04/30/28	3,969,500	3,855,767
3.500%, 02/15/33	11,107,900	10,819,789
3.625%, 03/31/28	10,018,000	9,784,768
3.625%, 05/31/28 (b)	1,997,800	1,954,098
3.875%, 12/31/27	8,008,100	7,895,799
4.000%, 02/29/28 (b)	3,968,200	3,938,904
4.125%, 10/31/27	5,838,000	5,807,442
4.125%, 11/15/32	9,781,100	9,995,062

		806,677,672

Total U.S. Treasury & Government Agencies (Cost $921,546,744)		842,934,515

Foreign Government—9.7%

Sovereign—9.7%
Australia Government Bonds
1.750%, 06/21/51 (AUD)	237,000	91,792
2.500%, 05/21/30 (AUD)	5,507,000	3,341,256
3.250%, 04/21/29 (AUD)	1,346,000	863,290
3.750%, 04/21/37 (AUD)	1,896,000	1,207,941
4.750%, 04/21/27 (AUD)	1,450,000	991,367
Bundesobligation 2.200%, 04/13/28 (EUR)	1,175,813	1,260,633
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 02/15/31 (EUR)	2,993,000	2,729,517
Zero Coupon, 08/15/31 (EUR)	4,356,047	3,932,517
Zero Coupon, 08/15/50 (EUR)	2,237,059	1,309,551
0.500%, 02/15/26 (EUR)	10,966,518	11,233,877
1.250%, 08/15/48 (EUR)	404,000	349,765
2.500%, 07/04/44 (EUR)	1,063,600	1,169,634
3.250%, 07/04/42 (EUR)	702,500	853,175
4.250%, 07/04/39 (EUR)	1,677,500	2,246,870
5.500%, 01/04/31 (EUR)	2,832,600	3,732,612
Canadian Government Bonds
1.500%, 06/01/26 (CAD)	1,477,000	1,037,596
3.500%, 12/01/45 (CAD)	2,295,000	1,820,530
5.750%, 06/01/29 (CAD)	6,591,000	5,583,257

Sovereign—(Continued)
Denmark Government Bonds
0.500%, 11/15/29 (DKK)	4,004,000	511,228
4.500%, 11/15/39 (DKK)	4,060,000	732,828
Finland Government Bonds
0.125%, 09/15/31 (144A) (EUR)	729,000	633,500
0.500%, 04/15/26 (144A) (EUR)	1,288,000	1,308,528
1.375%, 04/15/47 (144A) (EUR)	462,000	369,658
French Republic Government Bond OAT
Zero Coupon, 05/25/32 (EUR)	1,458,209	1,236,711
0.500%, 05/25/25 (EUR)	3,110,000	3,219,852
0.500%, 05/25/26 (EUR)	7,888,399	7,997,750
1.250%, 05/25/36 (144A) (EUR)	4,886,800	4,304,707
1.500%, 05/25/50 (144A) (EUR)	1,695,715	1,284,449
2.250%, 05/25/24 (EUR)	2,032,800	2,193,127
2.500%, 05/25/30 (EUR)	11,069,117	11,839,468
3.250%, 05/25/45 (EUR)	4,228,900	4,623,603
4.000%, 04/25/60 (EUR)	292,000	368,813
0.750%, 02/25/28 (EUR)	641,000	634,200
Ireland Government Bonds
0.200%, 10/18/30 (EUR)	1,530,000	1,385,148
2.000%, 02/18/45 (EUR)	483,000	429,110
5.400%, 03/13/25 (EUR)	1,140,800	1,288,486
Italy Buoni Poliennali Del Tesoro
0.950%, 09/15/27 (EUR)	520,000	507,350
1.650%, 03/01/32 (144A) (EUR)	5,881,000	5,382,873
1.800%, 03/01/41 (144A) (EUR)	529,000	405,607
3.250%, 09/01/46 (144A) (EUR)	196,000	182,944
3.750%, 09/01/24 (EUR)	9,653,000	10,525,920
3.850%, 09/01/49 (144A) (EUR)	2,901,000	2,952,871
5.000%, 08/01/39 (144A) (EUR)	2,969,000	3,518,479
5.250%, 11/01/29 (EUR)	9,174,964	10,868,788
Japan Government Five Year Bond 0.100%, 09/20/24 (JPY)	148,600,000	1,032,533
Japan Government Forty Year Bond 1.700%, 03/20/54 (JPY)	63,950,000	491,608
Japan Government Ten Year Bonds
0.100%, 09/20/26 (JPY)	605,100,000	4,213,957
0.100%, 12/20/29 (JPY)	767,550,000	5,302,343
0.100%, 06/20/31 (JPY)	501,750,000	3,429,404
0.500%, 12/20/24 (JPY)	1,601,350,000	11,195,855
Japan Government Thirty Year Bonds
0.400%, 12/20/49 (JPY)	513,900,000	2,916,083
0.500%, 09/20/46 (JPY)	1,021,600,000	6,226,666
0.700%, 06/20/51 (JPY)	879,550,000	5,311,861
0.700%, 12/20/51 (JPY)	168,900,000	1,017,450
1.800%, 09/20/43 (JPY)	85,900,000	680,092
1.900%, 09/20/42 (JPY)	436,950,000	3,515,071
2.300%, 03/20/40 (JPY)	571,750,000	4,847,086
Japan Government Twenty Year Bonds
0.500%, 09/20/36 (JPY)	732,900,000	4,986,534
0.500%, 12/20/41 (JPY)	141,200,000	904,426
1.500%, 03/20/33 (JPY)	230,600,000	1,765,246
1.700%, 12/20/31 (JPY)	195,350,000	1,512,140
1.700%, 09/20/32 (JPY)	125,600,000	976,641
1.700%, 09/20/33 (JPY)	418,500,000	3,262,644
2.100%, 06/20/29 (JPY)	383,700,000	2,971,345

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Japan Government Two Year Bonds
0.005%, 09/01/23 (JPY)	117,250,000	$812,791
0.005%, 04/01/24 (JPY)	1,369,200,000	9,500,091
Kingdom of Belgium Government Bonds
0.900%, 06/22/29 (144A) (EUR)	2,970,000	2,896,108
1.600%, 06/22/47 (144A) (EUR)	1,488,123	1,160,770
2.600%, 06/22/24 (144A) (EUR)	1,391,195	1,504,106
4.250%, 03/28/41 (144A) (EUR)	1,164,123	1,429,319
5.000%, 03/28/35 (144A) (EUR)	962,000	1,237,847
Mexican Bonos 10.000%, 11/20/36 (MXN)	39,667,100	2,561,201
Netherlands Government Bonds
Zero Coupon, 07/15/31 (144A) (EUR)	2,119,039	1,869,464
Zero Coupon, 01/15/52 (144A) (EUR)	313,000	165,868
2.750%, 01/15/47 (144A) (EUR)	486,000	539,414
3.750%, 01/15/42 (144A) (EUR)	905,600	1,132,475
5.500%, 01/15/28 (144A) (EUR)	2,276,500	2,762,080
Norway Government Bonds
1.250%, 09/17/31 (144A) (NOK)	4,362,000	336,773
3.000%, 03/14/24 (144A) (NOK)	10,370,000	959,034
Republic of Austria Government Bonds
Zero Coupon, 02/20/31 (144A) (EUR)	2,207,000	1,921,604
0.750%, 10/20/26 (144A) (EUR)	1,522,000	1,541,704
3.150%, 06/20/44 (144A) (EUR)	1,328,000	1,467,199
4.150%, 03/15/37 (144A) (EUR)	267,000	324,503
Republic of Poland Government Bond 5.750%, 04/25/29 (PLN)	6,492,000	1,607,213
Singapore Government Bonds
2.125%, 06/01/26 (SGD)	1,024,000	730,671
2.750%, 03/01/46 (SGD)	550,000	420,715
3.375%, 09/01/33 (SGD)	731,000	554,574
Spain Government Bonds
0.350%, 07/30/23 (EUR)	2,380,000	2,590,154
1.000%, 10/31/50 (144A) (EUR)	1,318,000	767,223
1.450%, 10/31/27 (144A) (EUR)	1,403,000	1,420,036
1.950%, 07/30/30 (144A) (EUR)	7,247,000	7,267,070
2.900%, 10/31/46 (144A) (EUR)	1,182,000	1,114,603
4.200%, 01/31/37 (144A) (EUR)	2,075,000	2,410,144
4.400%, 10/31/23 (144A) (EUR)	1,028,000	1,123,607
4.700%, 07/30/41 (144A) (EUR)	1,213,000	1,492,163
6.000%, 01/31/29 (EUR)	2,956,400	3,673,584
Sweden Government Bonds
1.000%, 11/12/26 (SEK)	15,990,000	1,385,755
1.500%, 11/13/23 (SEK)	3,330,000	306,350
United Kingdom Gilt
0.375%, 10/22/30 (GBP)	3,348,000	3,188,046
1.000%, 01/31/32 (GBP)	3,378,298	3,262,317
1.750%, 01/22/49 (GBP)	1,069,000	803,581
2.250%, 09/07/23 (GBP)	1,170,000	1,477,872
3.250%, 01/22/44 (GBP)	2,249,083	2,375,327
4.250%, 12/07/46 (GBP)	5,267,100	6,443,591
6.000%, 12/07/28 (GBP)	2,928,400	3,941,131

Total Foreign Government (Cost $341,200,535)		271,498,241

Preferred Stocks—0.1%
Security Description	Shares/ Principal Amount*	Value

Automobiles—0.1%
Bayerische Motoren Werke AG	2,719	309,159
Dr. Ing HC F Porsche AG	5,151	639,318
Porsche Automobil Holding SE	6,937	417,252
Volkswagen AG	9,322	1,250,336

		2,616,065

Household Products—0.0%
Henkel AG & Co. KGaA	7,652	611,676

Life Sciences Tools & Services—0.0%
Sartorius AG	1,185	406,366

Total Preferred Stocks (Cost $3,871,665)		3,634,107

Mutual Funds—0.0%

Investment Company Securities—0.0%
iShares U.S. Real Estate ETF	2,321	200,859
Vanguard Global ex-U.S. Real Estate ETF	3,337	134,114

Total Mutual Funds (Cost $333,389)		334,973

Short-Term Investments—2.1%

U.S. Treasury—0.9%
U.S. Treasury Bill 5.200%, 10/24/23 (h)	26,895,000	26,455,170

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $33,252,602; collateralized by U.S. Treasury Notes with rates ranging from 0.750% - 4.125%, maturity dates ranging from 03/31/26 - 06/15/26, and an aggregate market value of $33,911,194.	33,246,230	33,246,230

Total Short-Term Investments (Cost $59,694,474)		59,701,400

Securities Lending Reinvestments (i)—4.7%

Certificates of Deposit—1.5%
Bank of America N.A.
5.200%, FEDEFF PRV + 0.130%, 09/08/23 (j)	3,000,000	2,998,620
5.440%, FEDEFF PRV + 0.370%, 11/17/23 (j)	2,000,000	1,999,942
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (j)	4,000,000	4,007,048
BNP Paribas S.A. 5.510%, SOFR + 0.450%, 10/10/23 (j)	4,000,000	4,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (j)	4,000,000	4,001,028

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (i)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (j)	4,000,000	$3,997,124
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	1,000,000	997,130
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (j)	3,000,000	3,000,096
MUFG Bank, Ltd. (NY) 5.280%, SOFR + 0.220%, 08/14/23 (j)	4,000,000	3,999,760
Royal Bank of Canada 5.640%, SOFR + 0.580%, 09/20/23 (j)	4,000,000	4,001,752
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (j)	3,000,000	3,000,063
Svenska Handelsbanken AB 5.400%, SOFR + 0.340%, 10/31/23 (j)	2,000,000	2,000,538
Toronto-Dominion Bank (The) 5.470%, FEDEFF PRV + 0.400%, 02/13/24 (j)	3,000,000	3,000,429

		41,003,530

Commercial Paper—0.6%
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (j)	4,000,000	4,001,892
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (j)	2,000,000	1,999,736
Old Line Funding LLC 5.370%, SOFR + 0.310%, 08/30/23 (j)	2,000,000	2,000,066
Skandinaviska Enskilda Banken AB 5.420%, SOFR + 0.360%, 11/15/23 (j)	3,000,000	3,000,444
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (j)	4,000,000	4,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	2,000,000	1,984,604

		16,986,742

Repurchase Agreements—2.5%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $7,467,055; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $7,613,193.	7,463,914	7,463,914
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $8,232,293; collateralized by various Common Stock with an aggregate market value of $8,800,001.	8,000,000	8,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $5,102,155; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $5,215,054.	5,100,000	5,100,000

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $2,502,465; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $2,561,782.	2,500,000	2,500,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $20,020,222; collateralized by various Common Stock with an aggregate market value of $22,318,377.	20,000,000	20,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $4,993,149; collateralized by various Common Stock with an aggregate market value of $5,548,743.	4,990,982	4,990,982
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $5,025,715; collateralized by various Common Stock with an aggregate market value of $5,556,370.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $9,504,093; collateralized by various Common Stock with an aggregate market value of $10,567,429.	9,500,000	9,500,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $6,206,233; collateralized by various Common Stock with an aggregate market value of $6,905,170.	6,200,000	6,200,000

		68,754,896

Mutual Funds—0.1%
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (k)	2,000,000	2,000,000

Total Securities Lending Reinvestments (Cost $128,738,098)		128,745,168

Total Investments—104.1% (Cost $2,539,495,393)		2,899,162,413
Other assets and liabilities (net)—(4.1)%		(113,434,289)

Net Assets—100.0%		$2,785,728,124

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $136,063,110 and the collateral received consisted of cash in the amount of $128,713,479 and non-cash collateral with a value of $10,597,648. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2023, the market value of securities pledged was $55,544,458.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2023, the market value of securities pledged was $37,176,367.
(h)	The rate shown represents current yield to maturity.
(i)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(j)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(k)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $59,124,823, which is 2.1% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	65,553,978	CBNA	08/25/23	USD	44,702,175	$(970,065)
CAD	4,825,893	BBP	08/24/23	USD	3,653,627	(7,960)
CAD	15,839,413	DBAG	08/24/23	USD	11,835,988	129,720
CHF	4,954,000	BBP	07/21/23	USD	5,533,068	10,744
EUR	1,024,943	BOA	07/31/23	USD	1,114,093	5,746
EUR	752,385	BBH	07/31/23	USD	823,839	(1,794)
EUR	909,600	CBNA	07/31/23	USD	985,183	8,634
EUR	28,393,031	DBAG	07/31/23	USD	30,827,770	194,086
EUR	32,906,365	DBAG	07/31/23	USD	35,728,128	224,937
EUR	1,902,385	HSBCU	07/31/23	USD	2,080,693	(2,173)
EUR	7,663,970	HSBCU	07/31/23	USD	8,382,306	(8,752)
EUR	781,828	MSIP	07/31/23	USD	837,243	16,973
EUR	659,890	SSBT	07/31/23	USD	720,197	790
EUR	1,054,696	SSBT	07/31/23	USD	1,162,334	(9,988)
GBP	17,042,311	BOA	07/21/23	USD	21,232,760	413,319
GBP	2,270,406	GSBU	07/21/23	USD	2,873,038	10,690
GBP	18,476,000	GSBU	07/21/23	USD	23,586,388	(119,327)
GBP	728,884	MSIP	07/21/23	USD	902,211	23,572
JPY	645,823,000	CBNA	08/25/23	USD	4,606,930	(96,193)
JPY	6,628,839,924	UBSA	08/25/23	USD	48,130,915	(1,831,919)
NOK	127,973,254	HSBCU	09/13/23	USD	12,187,929	(235,869)
NZD	37,079,152	BNP	08/24/23	USD	22,838,347	(87,693)
SEK	121,708,370	BBP	09/13/23	USD	11,526,178	(204,186)
SEK	85,559,301	HSBCU	09/13/23	USD	8,028,802	(69,598)

Contracts to Deliver
AUD	10,130,595	BOA	08/25/23	USD	6,879,890	121,607
AUD	38,040,000	GSBU	08/25/23	USD	25,870,129	493,035
AUD	19,956,477	GSBU	08/25/23	USD	13,580,921	267,635
CAD	15,839,413	MSIP	08/24/23	USD	11,888,792	(76,916)
CAD	4,825,893	MSIP	08/24/23	USD	3,622,233	(23,434)
CAD	11,453,635	UBSA	08/24/23	USD	8,560,105	(92,416)
CHF	12,696,965	GSBU	07/21/23	USD	14,114,655	(93,980)
CHF	50,810,151	MSIP	07/21/23	USD	56,937,797	78,313
DKK	8,388,626	BOA	09/13/23	USD	1,239,933	5,302
EUR	25,122,397	BBH	07/07/23	USD	27,614,464	198,305
EUR	28,413,293	SSBT	07/20/23	USD	30,396,692	(630,424)
EUR	14,880,994	BOA	07/31/23	USD	16,413,111	154,331
EUR	1,289,452	CBNA	07/31/23	USD	1,379,418	(29,420)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	848,259	CBNA	07/31/23	USD	914,192	$(12,605)
EUR	25,122,280	DBAG	07/31/23	USD	27,184,623	(263,653)
EUR	10,569,991	GSBU	07/31/23	USD	11,491,071	(57,564)
EUR	7,455,380	GSBU	07/31/23	USD	8,205,130	59,479
EUR	28,393,031	JPMC	07/31/23	USD	31,052,265	30,409
EUR	7,663,970	JPMC	07/31/23	USD	8,381,762	8,208
EUR	25,121,385	MSIP	07/31/23	USD	27,464,620	17,322
EUR	2,415,840	MSIP	07/31/23	USD	2,585,690	(53,825)
EUR	1,137,808	MSIP	07/31/23	USD	1,243,689	535
EUR	2,610,890	SSBT	07/31/23	USD	2,853,130	506
EUR	1,103,250	SSBT	07/31/23	USD	1,202,228	(3,169)
EUR	972,342	SSBT	07/31/23	USD	1,067,350	4,981
EUR	28,285,336	DBAG	08/10/23	USD	30,933,731	14,234
GBP	17,509,222	BOA	07/21/23	USD	21,814,477	(424,643)
GBP	5,729,963	BOA	07/21/23	USD	7,088,663	(189,178)
GBP	22,436,785	MSIP	07/21/23	USD	28,558,054	60,251
GBP	455,086	SSBT	07/21/23	USD	578,308	287
GBP	282,433	SSBT	07/21/23	USD	351,052	(7,676)
JPY	3,551,223,839	SSBT	07/20/23	USD	25,518,751	852,554
JPY	3,551,223,839	SSBT	07/31/23	USD	25,558,407	851,028
JPY	4,976,746,857	BOA	08/25/23	USD	35,745,738	985,752
JPY	3,922,782,577	DBAG	08/25/23	USD	28,016,368	617,773
JPY	30,784,095	SSBT	08/25/23	USD	214,681	(330)
MXN	40,132,917	MSIP	07/13/23	USD	2,208,685	(132,330)
MXN	5,426,786	SSBT	07/13/23	USD	308,053	(8,500)
NOK	13,924,048	BOA	09/13/23	USD	1,324,976	24,540
PLN	5,844,196	SCB	07/20/23	USD	1,395,123	(41,129)
SEK	18,754,590	SSBT	09/13/23	USD	1,776,801	32,145
SGD	2,136,447	NWM	07/13/23	USD	1,610,456	30,253

Net Unrealized Appreciation						$161,287

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Canada Government Bond 10 Year Futures	09/20/23	25	CAD	3,063,250	$(20,611)
FTSE 100 Index Futures	09/15/23	71	GBP	5,354,465	60,625
Hang Seng Index Futures	07/28/23	102	HKD	95,915,700	1,372
MSCI EAFE Index Mini Futures	09/15/23	31	USD	3,341,025	18,094
MSCI Emerging Markets Index Mini Futures	09/15/23	547	USD	27,292,565	(917,020)
OMX Stockholm 30 Index Futures	07/21/23	503	SEK	116,507,375	(615)
Russell 2000 Index E-Mini Futures	09/15/23	998	USD	94,994,630	192,241
S&P Midcap 400 Index E-Mini Futures	09/15/23	354	USD	93,601,140	2,197,086
TOPIX Index Futures	09/07/23	43	JPY	983,840,000	223,910
U.S. Treasury Note 10 Year Futures	09/20/23	14	USD	1,571,719	(7,458)
U.S. Treasury Note 2 Year Futures	09/29/23	7	USD	1,423,406	(3,931)
U.S. Treasury Ultra Long Bond Futures	09/20/23	6	USD	817,313	(2,072)
United Kingdom Long Gilt Bond Futures	09/27/23	21	GBP	2,001,300	21,588

Futures Contracts—Short
Australian 10 Year Treasury Bond Futures	09/15/23	(28)	AUD	(3,252,825)	10,410
Euro Stoxx 50 Index Futures	09/15/23	(598)	EUR	(26,473,460)	(525,539)
Euro-Bund Futures	09/07/23	(299)	EUR	(39,988,260)	128,939

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Japanese Government 10 Year Bond Futures	09/12/23	(41)	JPY	(6,090,550,000)	$(186,299)
MSCI Singapore Index Futures	07/28/23	(215)	SGD	(6,211,350)	(9,616)
S&P 500 Index E-Mini Futures	09/15/23	(258)	USD	(57,898,425)	(1,678,523)
SPI 200 Index Futures	09/21/23	(291)	AUD	(52,096,275)	(441,189)

Net Unrealized Depreciation					$(938,608)

Swap Agreements

OTC Total Return Swaps

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Pay	0.100%	Annually	09/15/23	MLI	Bloomberg Commodity Index	USD	13,883,543	$(289,996)	$—	$(289,996)
Receive	0.000%	Monthly	09/15/23	MSC	Swiss Market Index Futures	CHF	5,211,075	732	—	732

Totals								$(289,264)	$—	$(289,264)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	SOFR	Annually	3.473%	Annually	06/27/33	USD	695,450,000	$(4,502,692)	$—	$(4,502,692)

(1)	There were no upfront premiums paid or (received), therefore the market value equals unrealized appreciation/(depreciation).

Glossary of Abbreviations

Counterparties

(BBH)—	Brown Brothers Harriman & Co.
(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MLI)—	Merrill Lynch International
(MSC)—	Morgan Stanley & Co.
(MSIP)—	Morgan Stanley & Co. International plc
(NWM)—	NatWest Markets plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(GDR)—	Global Depositary Receipt
(REIT)—	Real Estate Investment Trust

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$12,596,396	$11,586,967	$—	$24,183,363
Air Freight & Logistics	4,416,540	4,619,417	—	9,035,957
Automobile Components	796,314	4,637,579	—	5,433,893
Automobiles	16,674,580	21,590,960	—	38,265,540
Banks	22,658,882	66,141,245	—	88,800,127
Beverages	13,316,808	13,845,490	—	27,162,298
Biotechnology	14,533,658	6,465,895	—	20,999,553
Broadline Retail	24,412,181	5,283,675	—	29,695,856
Building Products	3,350,110	7,698,915	—	11,049,025
Capital Markets	20,142,269	17,821,557	—	37,963,826
Chemicals	12,986,905	21,663,843	—	34,650,748
Commercial Services & Supplies	3,825,189	2,833,174	—	6,658,363
Communications Equipment	6,530,814	1,733,669	—	8,264,483
Construction & Engineering	581,099	5,691,708	—	6,272,807
Construction Materials	1,194,282	4,614,282	—	5,808,564
Consumer Finance	3,862,428	—	—	3,862,428
Consumer Staples Distribution & Retail	13,771,801	9,379,155	—	23,150,956
Containers & Packaging	1,691,583	775,809	—	2,467,392
Distributors	1,084,208	174,013	—	1,258,221
Diversified Consumer Services	—	473,119	—	473,119
Diversified REITs	2,436,593	7,699,136	—	10,135,729
Diversified Telecommunication Services	5,509,536	12,520,356	—	18,029,892
Electric Utilities	12,810,293	13,325,318	—	26,135,611
Electrical Equipment	4,406,557	13,089,248	—	17,495,805
Electronic Equipment, Instruments & Components	4,560,249	10,861,025	—	15,421,274
Energy Equipment & Services	2,685,261	317,201	—	3,002,462
Entertainment	11,498,070	4,634,559	—	16,132,629
Financial Services	31,845,206	8,943,852	—	40,789,058
Food Products	7,906,825	22,740,799	—	30,647,624
Gas Utilities	342,505	2,286,886	—	2,629,391
Ground Transportation	6,279,563	4,233,913	—	10,513,476
Health Care Equipment & Supplies	21,855,289	14,951,163	—	36,806,452
Health Care Providers & Services	22,031,783	2,132,035	0	24,163,818
Health Care REITs	10,526,247	1,044,191	—	11,570,438
Health Care Technology	—	429,811	—	429,811
Hotel & Resort REITs	3,204,268	764,688	—	3,968,956
Hotels, Restaurants & Leisure	15,645,397	13,515,982	—	29,161,379
Household Durables	2,833,907	8,437,205	—	11,271,112
Household Products	10,438,912	4,172,929	—	14,611,841
Independent Power and Renewable Electricity Producers	282,736	1,777,160	—	2,059,896
Industrial Conglomerates	6,376,484	11,552,236	—	17,928,720
Industrial REITs	17,139,196	8,362,347	—	25,501,543
Insurance	15,636,574	35,658,089	—	51,294,663
Interactive Media & Services	40,264,813	1,357,195	—	41,622,008
IT Services	8,962,318	5,181,357	—	14,143,675
Leisure Products	171,964	1,457,144	—	1,629,108
Life Sciences Tools & Services	11,965,405	3,313,317	—	15,278,722

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Machinery	$13,461,054	$21,891,015	$—	$35,352,069
Marine Transportation	—	2,500,941	—	2,500,941
Media	5,627,922	2,737,978	—	8,365,900
Metals & Mining	3,054,949	23,377,668	—	26,432,617
Multi-Utilities	5,511,240	6,162,915	—	11,674,155
Office REITs	5,436,427	5,579,431	—	11,015,858
Oil, Gas & Consumable Fuels	28,449,896	29,366,905	—	57,816,801
Paper & Forest Products	—	2,002,818	—	2,002,818
Passenger Airlines	1,805,723	1,078,509	—	2,884,232
Personal Care Products	927,896	14,437,652	—	15,365,548
Pharmaceuticals	31,726,539	64,703,478	—	96,430,017
Professional Services	6,226,163	11,155,151	—	17,381,314
Real Estate Management & Development	960,162	25,018,728	—	25,978,890
Residential REITs	19,779,358	1,680,640	35,066	21,495,064
Retail REITs	17,365,313	9,591,978	—	26,957,291
Semiconductors & Semiconductor Equipment	55,812,495	25,175,048	—	80,987,543
Software	79,103,864	10,690,514	—	89,794,378
Specialized REITs	29,959,096	880,712	—	30,839,808
Specialty Retail	15,873,881	6,108,210	—	21,982,091
Technology Hardware, Storage & Peripherals	60,248,715	3,206,578	—	63,455,293
Textiles, Apparel & Luxury Goods	3,204,920	24,466,794	—	27,671,714
Tobacco	4,735,508	5,252,391	—	9,987,899
Trading Companies & Distributors	2,508,517	13,163,617	—	15,672,134
Transportation Infrastructure	—	2,639,785	—	2,639,785
Water Utilities	566,147	735,489	—	1,301,636
Wireless Telecommunication Services	1,630,130	6,866,471	—	8,496,601
Total Common Stocks	850,017,913	742,261,030	35,066	1,592,314,009
Total U.S. Treasury & Government Agencies*	—	842,934,515	—	842,934,515
Total Foreign Government*	—	271,498,241	—	271,498,241
Total Preferred Stocks*	—	3,634,107	—	3,634,107
Total Mutual Funds*	334,973	—	—	334,973
Total Short-Term Investments*	—	59,701,400	—	59,701,400
Securities Lending Reinvestments
Certificates of Deposit	—	41,003,530	—	41,003,530
Commercial Paper	—	16,986,742	—	16,986,742
Repurchase Agreements	—	68,754,896	—	68,754,896
Mutual Funds	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments	2,000,000	126,745,168	—	128,745,168
Total Investments	$852,352,886	$2,046,774,461	$35,066	$2,899,162,413

Collateral for Securities Loaned (Liability)	$—	$(128,713,479)	$—	$(128,713,479)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$5,947,996	$—	$5,947,996
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(5,786,709)	—	(5,786,709)
Total Forward Contracts	$—	$161,287	$—	$161,287
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,854,265	$—	$—	$2,854,265
Futures Contracts (Unrealized Depreciation)	(3,792,873)	—	—	(3,792,873)
Total Futures Contracts	$(938,608)	$—	$—	$(938,608)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(4,502,692)	$—	$(4,502,692)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$732	$—	$732
OTC Swap Contracts at Value (Liabilities)	—	(289,996)	—	(289,996)
Total OTC Swap Contracts	$—	$(289,264)	$—	$(289,264)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

During the period ended June 30, 2023, a transfer into Level 3 in the amount of $33,557 was due to a trading halt on the security which resulted in the lack of observable inputs.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$2,898,421,361
Affiliated investments at value (c)	741,052
Cash	6,454,103
Cash denominated in foreign currencies (d)	3,625,827
Cash collateral (e)	4,111,602
OTC swap contracts at market value	732
Unrealized appreciation on forward foreign currency exchange contracts	5,947,996
Receivable for:
Fund shares sold	25,854
Dividends and interest	11,838,088
Variation margin on futures contracts	280,620
Variation margin on centrally cleared swap contracts	1,800,514
Prepaid expenses	22,794

Total Assets	2,933,270,543
Liabilities
OTC swap contracts at market value	289,996
Unrealized depreciation on forward foreign currency exchange contracts	5,786,709
Collateral for securities loaned	128,713,479
Payables for:
Investments purchased	9,194,133
Fund shares redeemed	949,384
Interest on OTC swap contracts	609
Accrued Expenses:
Management fees	1,389,888
Distribution and service fees	571,634
Deferred trustees’ fees	151,303
Other expenses	495,284

Total Liabilities	147,542,419

Net Assets	$2,785,728,124

Net Assets Consist of:
Paid in surplus	$2,585,958,407
Distributable earnings (Accumulated losses)	199,769,717

Net Assets	$2,785,728,124

Net Assets
Class B	$2,785,728,124
Capital Shares Outstanding*
Class B	298,589,716
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,538,940,834.
(b)	Includes securities loaned at value of $136,063,110.
(c)	Identified cost of affiliated investments was $554,559.
(d)	Identified cost of cash denominated in foreign currencies was $3,623,034.
(e)	Includes collateral of $1,600,000 for OTC swap contracts and $2,511,602 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$23,073,561
Dividends from affiliated investments	14,224
Interest	12,959,989
Securities lending income	270,379

Total investment income	36,318,153
Expenses
Management fees	8,633,578
Administration fees	73,414
Custodian and accounting fees	285,314
Distribution and service fees—Class B	3,494,014
Audit and tax services	52,003
Legal	24,670
Trustees’ fees and expenses	17,766
Shareholder reporting	38,998
Insurance	13,631
Miscellaneous	58,270

Total expenses	12,691,658
Less management fee waiver	(143,151)

Net expenses	12,548,507

Net Investment Income	23,769,646

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	53,311,483
Affiliated investments	39,033
Futures contracts	(13,324,054)
Swap contracts	(13,193,212)
Foreign currency transactions	129,597
Forward foreign currency transactions	(4,167,717)

Net realized gain (loss)	22,795,130

Net change in unrealized appreciation (depreciation) on:
Investments	128,298,670
Affiliated investments	(250,133)
Futures contracts	(3,863,294)
Swap contracts	7,007,511
Foreign currency transactions	(121,633)
Forward foreign currency transactions	8,660,229

Net change in unrealized appreciation (depreciation)	139,731,350

Net realized and unrealized gain (loss)	162,526,480

Net Increase (Decrease) in Net Assets From Operations	$186,296,126

(a)	Net of foreign withholding taxes of $1,789,903.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$23,769,646	$41,883,372
Net realized gain (loss)	22,795,130	(99,989,842)
Net change in unrealized appreciation (depreciation)	139,731,350	(722,936,061)

Increase (decrease) in net assets from operations	186,296,126	(781,042,531)

From Distributions to Shareholders
Class B	(76,904,860)	(364,889,383)

Total distributions	(76,904,860)	(364,889,383)

Increase (decrease) in net assets from capital share transactions	(95,503,824)	(16,936,663)

Total increase (decrease) in net assets	13,887,442	(1,162,868,577)

Net Assets
Beginning of period	2,771,840,682	3,934,709,259

End of period	$2,785,728,124	$2,771,840,682

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	401,014	$3,776,783	492,791	$4,809,219
Reinvestments	8,260,458	76,904,860	39,922,252	364,889,383
Redemptions	(18,784,259)	(176,185,467)	(38,276,744)	(386,635,265)

Net increase (decrease)	(10,122,787)	$(95,503,824)	2,138,299	$(16,936,663)

Increase (decrease) derived from capital shares transactions		$(95,503,824)		$(16,936,663)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.98		$12.83	$12.47	$12.78	$11.44	$12.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.13	0.14	0.14	0.19	0.19
Net realized and unrealized gain (loss)	0.53		(2.73)	0.99	0.53	1.84	(1.06)

Total income (loss) from investment operations	0.61		(2.60)	1.13	0.67	2.03	(0.87)

Less Distributions
Distributions from net investment income	(0.26)		(0.47)	(0.03)	(0.22)	(0.44)	(0.20)
Distributions from net realized capital gains	0.00		(0.78)	(0.74)	(0.76)	(0.25)	(0.05)

Total distributions	(0.26)		(1.25)	(0.77)	(0.98)	(0.69)	(0.25)

Net Asset Value, End of Period	$9.33		$8.98	$12.83	$12.47	$12.78	$11.44

Total Return (%) (b)	6.83	(c)	(20.43)	9.28	6.09	18.07	(6.97)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	(d)	0.90	0.89	0.90	0.89	0.89
Net ratio of expenses to average net assets (%) (e)	0.90	(d)	0.89	0.88	0.88	0.88	0.87
Ratio of net investment income (loss) to average net assets (%)	1.70	(d)	1.32	1.08	1.13	1.58	1.54
Portfolio turnover rate (%)	7	(c)	16	17	18	22	20
Net assets, end of period (in millions)	$2,785.7		$2,771.8	$3,934.7	$4,093.9	$4,370.6	$4,209.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2023, the Portfolio held $7,451,530 in the Subsidiary, representing 0.3% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

BHFTI-33

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For

BHFTI-34

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2023, the Portfolio received EU tax reclaim payments in the amount of $53,350 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Consolidated Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-35

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $33,246,230. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $68,754,896. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-36

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(48,315,182)	$—	$—	$—	$(48,315,182)
U.S. Treasury & Government Agencies	(80,398,297)	—	—	—	(80,398,297)
Total Borrowings	$(128,713,479)	$—	$—	$—	$(128,713,479)
Gross amount of recognized liabilities for securities lending transactions					$(128,713,479)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors such as changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

BHFTI-37

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the

BHFTI-38

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2023, for which the Portfolio is the seller of protection, are disclosed in the Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the

BHFTI-39

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$160,937	Unrealized depreciation on futures contracts (a) (b)	$220,371
			Unrealized depreciation on centrally cleared swap contracts (b) (c)	4,502,692
Equity	OTC swap contracts at market value	732
	Unrealized appreciation on futures contracts (a) (b)	2,693,328	Unrealized depreciation on futures contracts (a) (b)	3,572,502
Commodity			OTC swap contracts at market value (d)	289,996
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	5,947,996	Unrealized depreciation on forward foreign currency exchange contracts	5,786,709

Total		$8,802,993		$14,372,270

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities
(d)	Excludes OTC swap interest payable of $609.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$1,710,597	$(613,821)	$—	$1,096,776
Barclays Bank plc	10,744	(10,744)	—	—
Brown Brothers Harriman & Co.	198,305	(1,794)	—	196,511
Citibank N.A.	8,634	(8,634)	—	—
Deutsche Bank AG	1,180,750	(263,653)	—	917,097
Goldman Sachs Bank USA	830,839	(270,871)	—	559,968
JPMorgan Chase Bank N.A.	38,617	—	—	38,617
Morgan Stanley & Co.	732	—	—	732
Morgan Stanley & Co. International plc	196,966	(196,966)	—	—
NatWest Markets plc	30,253	—	—	30,253
State Street Bank and Trust	1,742,291	(660,087)	—	1,082,204

	$5,948,728	$(2,026,570)	$—	$3,922,158

BHFTI-40

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
BNP Paribas S.A.	$87,693	$—	$—	$87,693
Bank of America N.A.	613,821	(613,821)	—	—
Barclays Bank plc	212,146	(10,744)	—	201,402
Brown Brothers Harriman & Co.	1,794	(1,794)	—	—
Citibank N.A.	1,108,283	(8,634)	—	1,099,649
Deutsche Bank AG	263,653	(263,653)	—	—
Goldman Sachs Bank USA	270,871	(270,871)	—	—
HSBC Bank USA	316,392	—	—	316,392
Merrill Lynch International	289,996	—	(289,996)	—
Morgan Stanley & Co. International plc	286,505	(196,966)	—	89,539
Standard Chartered Bank	41,129	—	—	41,129
State Street Bank and Trust	660,087	(660,087)	—	—
UBS AG	1,924,335	—	—	1,924,335

	$6,076,705	$(2,026,570)	$(289,996)	$3,760,139

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Credit	Commodity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$—	$—	$(4,167,717)	$(4,167,717)
Swap contracts . . . . . . . . . . . . . . . .	(11,265,065)	(106,695)	255,675	(2,077,127)	—	(13,193,212)
Futures contracts . . . . . . . . . . . . . . .	697,036	(14,021,090)	—	—	—	(13,324,054)

	$(10,568,029)	$(14,127,785)	$255,675	$(2,077,127)	$(4,167,717)	$(30,684,983)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$—	$8,660,229	$8,660,229
Swap contracts . . . . . . . . . . . . . . . .	7,595,437	(336,256)	(251,670)	—	7,007,511
Futures contracts . . . . . . . . . . . . . . .	(3,664,328)	(198,966)	—	—	(3,863,294)

	$3,931,109	$(535,222)	$(251,670)	$8,660,229	$11,804,446

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions . .	$855,172,043
Futures contracts long . . . . . . . . . . . . .	259,590,343
Futures contracts short . . . . . . . . . . . . .	(273,509,474)
Swap contracts . . . . . . . . . . . . . . . . . .	747,224,825

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTI-41

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk

BHFTI-42

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

BHFTI-43

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$114,243,964	$63,323,492	$108,550,364	$225,621,209

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$8,633,578	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-44

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023	Income earned from affiliates during the period	Number of shares held at June 30, 2023
MetLife, Inc.	$1,057,760	$—	$(105,608)	$39,033	$(250,133)	$741,052	$14,224	13,109

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-45

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

10. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,563,029,126

Gross unrealized appreciation	650,609,454
Gross unrealized (depreciation)	(317,958,035)

Net unrealized appreciation (depreciation)	$332,651,419

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$136,641,902	$44,907,811	$228,247,481	$192,948,733	$364,889,383	$237,856,544

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$76,137,871	$—	$172,472,185	$(158,082,127)	$90,527,929

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $158,082,127.

11. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-46

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-47

Brighthouse Funds Trust I

AB International Bond Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the AB International Bond Portfolio returned 3.10% and 3.00%, respectively, The Portfolio’s benchmarks, the Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index1 and the Custom Benchmark2, returned 3.61% and 3.82%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Global markets experienced bouts of volatility, as central banks—led by the U.S. Federal Reserve (the “Fed”)—began to pause or lower rate hikes. Despite some signs of easing inflationary pressures, resilient consumer spending and mostly strong global economic data raised concern that central banks would need to hold interest rates higher for longer to combat stubbornly high inflation. The collapse of select U.S. regional banks triggered concerns about broader financial contagion and briefly drove stocks lower, as did the threat of a U.S. government default. China’s reopening impulse initially benefited markets, but its effect diminished—especially in emerging markets (“EM”)—as China’s economic recovery stalled and the U.S. government raised the possibility of new restrictions on artificial intelligence (“AI”) chip exports to China.

Government bonds had positive returns on falling yields in all major developed markets (“DM”) except the U.K. Government bond returns were the highest in Japan and Italy. In corporate credit risk sectors, investment-grade (“IG”) corporate bonds matched the return of global developed-market treasuries—with U.S. investment-grade corporates outperforming and the eurozone trailing their respective treasury markets. Developed-market high-yield (“HY”) corporate bonds outperformed government bonds by a wide margin as economic growth exceeded expectations. High-yield corporates significantly outperformed respective treasury markets in the U.S. and eurozone. Emerging-market local-currency bonds led credit risk sectors, even as the U.S. dollar was mixed versus developed- and emerging-market currencies. Hard-currency sovereign bonds hedged to the U.S. dollar also outperformed developed-market treasuries. Emerging-market corporate bonds had positive results overall—with similar results versus investment-grade developed-market corporates, while emerging-market high-yield corporates trailed developed-market high-yield corporate bonds.

We have decreased our inflation forecasts and upgraded our growth forecasts. Our base case is for economic growth to stabilize and remain positive this year but for global growth to expand at a rate below long-term trend potential next year.

Although global growth is slowing, we are now seeing a confluence of trends that we believe should bode well for some parts of the EM bond universe. Since EM countries are diverse and fundamentals vary widely, sector and credit selection are key. An end to DM interest rate hikes could be a tailwind for EM, following last year’s sharp rise in both DM yields and the U.S. dollar—which weighed on the asset class. Many EM central banks hiked interest rates earlier, faster and more aggressively than their DM counterparts, because of their more recent experience with high inflation and the tendency for inflation expectations to become unanchored in EM. As a result, monetary tightening is on pause or nearing completion in many EM countries, particularly in Latin America. This landscape has benefited EM local interest rate bond markets, which have outperformed so far this year—a dynamic that we believe can continue when EM central banks pivot to cutting interest rates. Overall, we expect that the DM/EM gross domestic product growth differential will widen further in 2024 in favor of EM countries, while technicals could be supportive in our view as investors remain under allocated to the asset class.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive absolute returns and underperformed its Custom Benchmark, for the six-month period ending June 30, 2023.

During the period, sector allocation and security selection were the primary drivers of relative underperformance of the Portfolio. Developed market duration positioning also detracted from relative returns. The Portfolio’s overweight allocation to EM HY corporates and EM IG corporates added as did our overweight position to EM Quasi-Sovereigns. The largest contributor to relative returns was the Portfolio’s overweight position to EM Quasi-sovereigns. U.S. securitized exposure to credit risk-transfer securities (“CRTs”) contributed to relative performance. Exposure to developed market investment grade corporates have added to performance year-to-date (“YTD”) as credit spreads have drifted tighter. The Portfolio was also underweight DM treasuries and sovereigns which neither detracted nor added to performance YTD as the overweight to Australian and U.S. duration added but were offset by the detraction from U.K. duration.

The Portfolio held a shorter than benchmark duration position to start the year and gradually closed the gap to end the second quarter roughly neutral. The Portfolio finished the first half of 2023 overweight EM duration versus the custom benchmark and underweight in DM duration. Within the global developed market allocation, the Portfolio’s largest overweight duration positions were in the U.S. and Australia. The Portfolio’s most significant DM underweight was in Japan.

The Portfolio was underweight DM government bonds, with a tilt towards risk assets. The Portfolio held securitized positions including Commercial Mortgage-Backed Securities, CRTs, Collateralized Loan Obligations, and Asset-Backed Securities. The Portfolio was overweight DM IG corporates and DM HY corporates to end the second quarter.

Although we use primarily cash bonds within our strategy, we employ derivatives at times because they provide us flexibility in implementing portfolio strategies. The key alpha-generating strategies we use in this Portfolio—duration/yield curve positioning, sector allocation, security selection, and currency management—can be

BHFTI-1

Brighthouse Funds Trust I

AB International Bond Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

implemented in either the cash bond markets or in the derivatives market. At times, it is more efficient and cost-effective to implement certain strategies in the derivatives market. The derivatives performed as expected throughout the first half of the year.

Christian DiClementi

Scott A. DiMaggio

Matthew S. Sheridan

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Global Aggregate ex-U.S. Index (USD Hedged) is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

2 The Custom Benchmark is a blended index comprised of the Bloomberg Global Aggregate ex-U.S. Index (USD Hedged) (60%) and the JPMorgan EMBI Global Diversified Index (40%). The JPMorgan EMBI Global Diversified Index is comprised of USD-denominated emerging markets sovereign debt. It has a distinct distribution scheme which allows a more even distribution of weights among the countries in the index by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

BHFTI-2

Brighthouse Funds Trust I

AB International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG GLOBAL AGGREGATE EX-U.S. (USD HEDGED) INDEX & THE CUSTOM BENCHMARK

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	Since Inception[1]
AB International Bond Portfolio
Class A	3.10	2.18	–1.48
Class B	3.00	1.94	–1.69
Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index	3.61	1.51	0.02
Custom Benchmark	3.82	3.91	–0.36

1 Inception date of the Class A and Class B shares was 04/29/19. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Countries

% of Net Assets
United States	14.0
Japan	6.8
United Kingdom	5.7
China	5.3
Mexico	4.3
Germany	2.8
South Korea	2.6
Canada	2.3
Peru	2.3
South Africa	2.2

BHFTI-3

Brighthouse Funds Trust I

AB International Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.62%	$1,000.00	$1,031.00	$3.12
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class B (a)	Actual	0.87%	$1,000.00	$1,030.00	$4.38
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Foreign Government—59.7% of Net Assets

Security Description	Principal Amount*	Value

Banks—2.7%
Bank Gospodarstwa Krajowego 5.375%, 05/22/33 (144A)	1,140,000	$1,133,219
BNG Bank NV 0.750%, 01/24/29 (EUR)	651,000	621,947
3.500%, 07/19/27 (AUD)	2,491,000	1,584,772
Development Bank of Japan, Inc. 0.010%, 10/15/24 (EUR)	1,388,000	1,438,069
Export-Import Bank of China (The) 4.000%, 11/28/47	2,796,000	2,500,850
Export-Import Bank of Korea 0.829%, 04/27/25 (EUR)	705,000	726,908
Korea Housing Finance Corp. 3.714%, 04/11/27 (144A) (EUR)	680,000	734,989
Kreditanstalt fuer Wiederaufbau 4.100%, 02/20/26 (AUD)	2,360,000	1,553,642
Landwirtschaftliche Rentenbank Zero Coupon, 11/27/29 (EUR)	2,545,000	2,290,195
Magyar Export-Import Bank Zrt 6.125%, 12/04/27 (144A)	856,000	847,443
Sharjah Sukuk, Ltd. 3.764%, 09/17/24	450,000	440,595
Turkiye Ihracat Kredi Bankasi AS 9.375%, 01/31/26	723,000	718,387

		14,591,016

Regional Government—1.4%
Japan Finance Organization for Municipalities 0.050%, 02/12/27 (EUR)	1,822,000	1,744,457
New South Wales Treasury Corp. 2.000%, 03/08/33 (AUD)	5,955,000	3,132,156
Province of Ontario Canada 2.700%, 06/02/29 (CAD)	1,895,000	1,334,332
Province of Quebec Canada 0.875%, 05/04/27 (EUR)	1,239,000	1,224,382
3.650%, 05/20/32 (CAD)	619,000	457,030

		7,892,357

Sovereign—55.6%
Abu Dhabi Government International Bond 3.125%, 09/30/49	2,340,000	1,709,440
Angolan Government International Bonds 8.000%, 11/26/29	2,301,000	1,947,451
8.250%, 05/09/28	1,012,000	896,126
9.125%, 11/26/49	1,037,000	798,490
9.125%, 11/26/49 (144A)	670,000	515,900
Argentine Republic Government International Bonds 0.500%, 07/09/30 (a)	4,087,390	1,357,284
1.000%, 07/09/29	1,532,610	496,111
1.500%, 07/09/35 (a)	3,998,048	1,192,646
3.875%, 01/09/38 (a)	1,965,508	692,889
Australia Government Bond 3.000%, 03/21/47 (AUD)	1,419,000	756,552
Bahrain Government International Bonds 6.000%, 09/19/44	1,084,000	860,425
7.750%, 04/18/35 (144A)	484,000	489,895

Sovereign—(Continued)
Brazil Notas do Tesouro Nacional 10.000%, 01/01/31 (BRL)	6,537,000	1,326,740
Brazilian Government International Bond 6.000%, 04/07/26	1,145,000	1,170,916
Bundesrepublik Deutschland Bundesanleihe Zero Coupon, 08/15/50 (EUR)	585,162	342,548
1.800%, 08/15/53 (EUR)	3,652,252	3,480,851
3.250%, 07/04/42 (EUR)	2,022,295	2,456,045
Caisse Francaise de Financement Local 0.750%, 01/11/27 (EUR)	400,000	395,579
Canadian Government Bond 2.250%, 12/01/29 (CAD)	4,695,000	3,312,070
Chile Government International Bonds 2.750%, 01/31/27	2,020,000	1,870,219
4.125%, 07/05/34 (EUR)	650,000	703,074
5.330%, 01/05/54	1,985,000	1,969,558
China Government Bonds 2.640%, 01/15/28 (CNY)	91,110,000	12,651,021
2.750%, 06/15/29 (CNY)	7,230,000	1,001,808
2.800%, 11/15/32 (CNY)	37,570,000	5,202,406
3.120%, 10/25/52 (CNY)	35,190,000	4,895,828
Colombia Government International Bonds 3.125%, 04/15/31	2,234,000	1,682,202
3.250%, 04/22/32	1,701,000	1,257,141
3.875%, 02/15/61	848,000	473,656
4.125%, 02/22/42	1,557,000	988,989
5.000%, 06/15/45	1,296,000	899,805
7.500%, 02/02/34	1,685,000	1,646,959
8.000%, 04/20/33 (b)	1,525,000	1,548,415
Costa Rica Government International Bond 6.550%, 04/03/34 (144A)	943,000	946,300
Dominican Republic International Bonds 4.875%, 09/23/32	1,030,000	875,391
5.500%, 02/22/29 (144A) (b)	1,383,000	1,292,306
5.875%, 01/30/60 (b)	1,864,000	1,439,828
6.400%, 06/05/49 (b)	1,635,000	1,388,994
6.500%, 02/15/48	507,000	436,823
8.625%, 04/20/27	691,000	719,503
Ecuador Government International Bonds 2.500%, 07/31/35 (144A) (a)	4,020,847	1,385,298
2.500%, 07/31/35 (a)	478,709	164,929
5.500%, 07/31/30 (144A) (a)	1,531,485	736,382
Egypt Government International Bonds 3.875%, 02/16/26 (144A)	1,031,000	725,158
5.250%, 10/06/25	520,000	394,784
5.800%, 09/30/27	1,095,000	725,437
7.053%, 01/15/32	754,000	425,859
7.500%, 02/16/61 (144A)	219,000	109,342
8.500%, 01/31/47	2,058,000	1,088,476
8.700%, 03/01/49	658,000	353,233
El Salvador Government International Bond 6.375%, 01/18/27	2,494,000	1,730,124
Finland Government Bond Zero Coupon, 09/15/30 (144A) (EUR)	2,323,000	2,058,467

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
French Republic Government Bond OAT 0.500%, 05/25/40 (144A) (EUR)	3,637,000	$2,587,677
Gabon Government International Bond 6.625%, 02/06/31	1,761,000	1,395,592
Ghana Government International Bonds 7.625%, 05/16/29	490,000	208,250
7.875%, 02/11/35 (144A)	1,046,000	450,742
8.627%, 06/16/49	1,125,000	458,710
8.750%, 03/11/61 (144A)	233,000	95,607
8.950%, 03/26/51	2,508,000	1,035,353
Guatemala Government Bonds 4.375%, 06/05/27	3,123,000	2,944,785
4.900%, 06/01/30	1,620,000	1,506,619
6.125%, 06/01/50	775,000	710,037
6.600%, 06/13/36 (144A)	343,000	344,902
Hungary Government International Bonds 2.125%, 09/22/31	4,037,000	3,114,957
5.250%, 06/16/29 (144A)	498,000	483,672
5.500%, 06/16/34	310,000	300,544
5.500%, 06/16/34 (144A)	1,000,000	969,496
6.750%, 09/25/52 (144A)	593,000	611,057
Indonesia Government International Bonds 1.000%, 07/28/29 (EUR)	520,000	471,461
2.850%, 02/14/30	1,163,000	1,032,162
4.125%, 01/15/25	555,000	545,870
4.200%, 10/15/50	648,000	550,956
4.300%, 03/31/52	359,000	307,931
Indonesia Treasury Bonds 6.500%, 02/15/31 (IDR)	18,816,000,000	1,264,495
7.250%, 02/15/26 (IDR)	36,206,000,000	2,495,358
Italy Buoni Poliennali Del Tesoro 2.800%, 06/15/29 (EUR)	869,000	899,179
4.000%, 04/30/35 (144A) (EUR)	2,700,000	2,913,836
4.400%, 05/01/33 (EUR)	3,390,000	3,825,932
Ivory Coast Government International Bond 6.375%, 03/03/28	1,281,000	1,233,290
Jamaica Government International Bonds 7.625%, 07/09/25	570,000	580,599
7.875%, 07/28/45 (b)	573,000	659,811
Japan Government Five Year Bonds 0.005%, 09/20/26 (JPY)	1,353,800,000	9,399,244
0.100%, 12/20/24 (JPY)	408,900,000	2,842,194
0.200%, 12/20/27 (JPY)	78,750,000	549,806
Japan Government Thirty Year Bonds 0.400%, 12/20/49 (JPY)	264,800,000	1,502,586
0.600%, 09/20/50 (JPY)	490,100,000	2,902,321
Japan Government Twenty Year Bonds 0.500%, 09/20/36 (JPY)	1,892,500,000	12,876,266
1.400%, 12/20/42 (JPY)	569,150,000	4,229,724
1.700%, 09/20/32 (JPY)	39,600,000	307,922
Jordan Government International Bond 7.500%, 01/13/29 (144A)	1,196,000	1,193,728
Kazakhstan Government International Bond 6.500%, 07/21/45	985,000	1,037,544
Kingdom of Belgium Government Bonds 1.450%, 06/22/37 (144A) (EUR)	2,803,000	2,462,776
2.750%, 04/22/39 (144A) (EUR)	1,741,448	1,774,828

Sovereign—(Continued)
Korea Treasury Bonds 1.375%, 12/10/29 (KRW)	6,303,790,000	4,137,969
2.375%, 03/10/27 (KRW)	5,234,930,000	3,793,495
3.125%, 06/10/25 (KRW)	10,919,100,000	8,191,581
3.125%, 09/10/27 (KRW)	7,745,670,000	5,748,928
Lebanon Government International Bonds 6.000%, 01/27/23 (c)	6,653,000	431,580
6.200%, 02/26/25 (c)	461,000	30,003
6.650%, 11/03/28 (c)	2,006,000	128,890
Malaysia Government Bond 4.498%, 04/15/30 (MYR)	9,553,000	2,138,808
Mexican Bonos 5.500%, 03/04/27 (MXN)	19,082,900	993,098
8.000%, 07/31/53 (MXN)	76,061,400	4,029,250
8.500%, 05/31/29 (MXN)	30,030,000	1,736,975
Mexico Government International Bond 3.771%, 05/24/61	3,880,000	2,633,241
Morocco Government International Bonds 2.375%, 12/15/27	1,143,000	997,487
6.500%, 09/08/33 (144A)	1,330,000	1,366,575
Nigeria Government International Bonds 6.125%, 09/28/28 (144A)	472,000	392,322
6.125%, 09/28/28	2,869,000	2,384,684
6.500%, 11/28/27	392,000	341,040
7.143%, 02/23/30	1,033,000	864,191
7.375%, 09/28/33	1,869,000	1,469,165
7.375%, 09/28/33 (144A)	558,000	438,627
7.696%, 02/23/38	387,000	289,283
Oman Government International Bonds 4.875%, 02/01/25	709,000	696,734
5.625%, 01/17/28	1,215,000	1,200,836
6.250%, 01/25/31	490,000	496,488
Panama Government International Bonds 2.252%, 09/29/32 (b)	970,000	740,272
3.362%, 06/30/31	689,000	588,751
3.750%, 04/17/26	1,490,000	1,459,574
3.870%, 07/23/60	2,167,000	1,432,550
6.400%, 02/14/35	2,153,000	2,243,058
6.700%, 01/26/36	390,000	416,895
6.853%, 03/28/54	492,000	511,555
Paraguay Government International Bonds 3.849%, 06/28/33	690,000	596,276
3.849%, 06/28/33 (144A)	209,000	180,611
4.950%, 04/28/31	460,000	441,306
4.950%, 04/28/31 (144A)	650,000	623,585
5.000%, 04/15/26 (b)	1,250,000	1,237,490
Peru Government Bond 6.950%, 08/12/31 (PEN)	23,228,000	6,489,160
Perusahaan Penerbit SBSN Indonesia III 4.150%, 03/29/27	570,000	558,600
Peruvian Government International Bonds 2.780%, 12/01/60	1,497,000	911,763
3.000%, 01/15/34	1,460,000	1,211,800
3.230%, 07/28/21	874,000	527,905
5.625%, 11/18/50 (b)	1,275,000	1,313,135

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Philippine Government International Bonds 3.200%, 07/06/46	1,794,000	$1,319,136
3.229%, 03/29/27	292,000	274,229
3.556%, 09/29/32 (b)	1,465,000	1,327,144
3.750%, 01/14/29	364,000	346,604
4.200%, 03/29/47	3,870,000	3,325,885
5.500%, 03/30/26 (b)	288,000	292,947
Qatar Government International Bonds 4.400%, 04/16/50 (144A)	1,538,000	1,397,657
4.400%, 04/16/50	1,580,000	1,435,825
4.500%, 04/23/28	678,000	678,136
4.817%, 03/14/49	980,000	940,722
5.103%, 04/23/48	1,141,000	1,136,085
Republic of Austria Government Bonds Zero Coupon, 02/20/30 (144A) (EUR)	592,000	531,825
0.900%, 02/20/32 (144A) (EUR)	6,325,000	5,813,946
2.900%, 05/23/29 (144A) (EUR)	2,272,000	2,470,624
2.900%, 02/20/33 (144A) (EUR)	1,195,000	1,288,519
Republic of Azerbaijan International Bond 3.500%, 09/01/32	2,950,000	2,518,940
Republic of Kenya Government International Bonds 6.300%, 01/23/34	1,146,000	862,738
7.000%, 05/22/27	2,006,000	1,800,385
7.250%, 02/28/28	1,233,000	1,066,565
Republic of Poland Government International Bonds 4.875%, 10/04/33	1,147,000	1,125,161
5.500%, 04/04/53	424,000	426,376
Republic of South Africa Government Bonds 8.000%, 01/31/30 (ZAR)	39,165,815	1,837,154
8.250%, 03/31/32 (ZAR)	74,467,000	3,320,327
8.875%, 02/28/35 (ZAR)	19,024,727	826,843
Republic of South Africa Government International Bonds 4.850%, 09/30/29	1,011,000	887,860
5.650%, 09/27/47	541,000	381,706
5.750%, 09/30/49	1,995,000	1,407,871
5.875%, 04/20/32	745,000	658,953
Romanian Government International Bonds 3.000%, 02/14/31	800,000	662,152
3.625%, 03/27/32	558,000	473,491
3.625%, 03/27/32 (144A)	794,000	673,749
4.000%, 02/14/51	868,000	618,450
5.250%, 11/25/27	1,150,000	1,120,887
5.250%, 11/25/27 (144A)	1,010,000	984,431
6.000%, 05/25/34	822,000	813,918
6.625%, 09/27/29 (144A) (EUR)	365,000	412,869
Saudi Government International Bonds 2.250%, 02/02/33	2,595,000	2,088,300
3.250%, 10/22/30 (144A)	689,000	624,579
3.450%, 02/02/61	1,658,000	1,163,717
5.250%, 01/16/50	1,842,000	1,782,135
Senegal Government International Bonds 4.750%, 03/13/28 (EUR)	740,000	693,639
6.250%, 05/23/33	651,000	543,437
6.750%, 03/13/48	1,444,000	1,030,424
Serbia International Bond 6.500%, 09/26/33 (144A)	262,000	256,783

Sovereign—(Continued)
Spain Government Bonds 3.450%, 07/30/43 (144A) (EUR)	2,034,000	2,104,163
3.900%, 07/30/39 (144A) (EUR)	2,480,000	2,763,397
Sri Lanka Government International Bonds 6.200%, 05/11/27	1,023,000	460,766
6.850%, 11/03/25	1,370,000	642,564
7.550%, 03/28/30	214,000	96,385
7.850%, 03/14/29	523,000	235,557
Thailand Government Bond 3.350%, 06/17/33 (THB)	54,975,000	1,649,610
Turkey Government International Bonds 4.875%, 10/09/26	1,455,000	1,296,550
4.875%, 04/16/43	1,708,000	1,093,427
5.250%, 03/13/30	1,715,000	1,405,751
5.875%, 06/26/31	757,000	629,256
6.125%, 10/24/28	1,008,000	898,783
Ukraine Government International Bonds 6.750%, 06/20/28 (144A) (EUR)	442,000	101,695
6.876%, 05/21/31	1,096,000	246,600
7.375%, 09/25/34	1,234,000	282,073
7.750%, 09/01/26	4,290,000	1,016,430
7.750%, 09/01/29	1,548,000	366,799
United Kingdom Gilt 0.125%, 01/31/28 (GBP)	4,284,000	4,408,450
0.875%, 01/31/46 (GBP)	2,490,000	1,557,128
1.250%, 10/22/41 (GBP)	3,987,000	3,037,807
1.250%, 07/31/51 (GBP)	420,927	264,878
1.500%, 07/31/53 (GBP)	1,200,098	795,861
1.750%, 09/07/37 (GBP)	2,428,769	2,204,480
3.250%, 01/31/33 (GBP)	264,024	305,726
3.750%, 01/29/38 (GBP)	1,661,690	1,936,411
Uruguay Government International Bonds 4.375%, 01/23/31 (b)	676,097	666,027
4.975%, 04/20/55	857,005	832,848
7.875%, 01/15/33	535,000	658,136
Zambia Government International Bond 8.970%, 07/30/27	1,123,000	641,368

		305,721,078

Total Foreign Government (Cost $368,857,253)		328,204,451

Corporate Bonds & Notes—28.7%

Advertising — 0.1%
Interpublic Group of Cos., Inc. (The) 5.375%, 06/15/33	488,000	482,877

Agriculture — 0.2%
Altria Group, Inc. 3.125%, 06/15/31 (EUR)	860,000	807,026
BAT International Finance plc 6.000%, 11/24/34 (GBP)	305,000	336,994

		1,144,020

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Apparel—0.2%
Levi Strauss & Co. 3.375%, 03/15/27 (EUR)	415,000	$428,032
VF Corp. 4.250%, 03/07/29 (EUR)	811,000	870,229

		1,298,261

Auto Manufacturers—0.3%
Harley-Davidson Financial Services, Inc. 3.050%, 02/14/27 (144A)	330,000	295,768
Volkswagen International Finance NV 0.875%, 09/22/28 (EUR)	800,000	735,574
1.875%, 03/30/27 (EUR)	400,000	399,808
3.500%, 5Y EUR Swap + 3.746%, 06/17/25 (EUR) (d)	300,000	306,900
3.875%, 10Y EUR Swap + 3.370%, 06/14/27 (EUR) (d)	100,000	97,389

		1,835,439

Auto Parts & Equipment—0.3%
Aptiv plc 1.600%, 09/15/28 (EUR)	585,000	562,810
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de C.V. 5.000%, 05/07/28	280,000	236,600
ZF Finance GmbH 2.000%, 05/06/27 (EUR)	800,000	758,384

		1,557,794

Banks—6.9%
AIB Group plc 2.250%, 1Y EUR Swap + 1.300%, 04/04/28 (EUR) (d)	885,000	875,536
Australia & New Zealand Banking Group, Ltd. 0.250%, 03/17/25 (EUR)	1,045,000	1,071,219
Banco Bilbao Vizcaya Argentaria S.A. 5.875%, 5Y EUR Swap + 5.660%, 09/24/23 (EUR) (d)	1,200,000	1,296,346
Banco Santander S.A. 3.125%, 1Y UK Government Bond + 1.800%, 10/06/26 (GBP) (d)	300,000	344,942
Bank Hapoalim BM 3.255%, 5Y H15 + 2.155%, 01/21/32 (144A) (d)	312,000	267,232
Bank Leumi Le-Israel BM 7.129%, 5Y H15 + 3.466%, 07/18/33 (144A) (d)	365,000	360,396
Bank of America Corp. 1.776%, 3M EURIBOR + 1.200%, 05/04/27 (EUR) (d)	1,189,000	1,199,086
Bank of East Asia, Ltd. (The) 6.750%, 1Y H15 + 2.100%, 03/15/27 (d)	260,000	256,631
Bank of Montreal 0.125%, 01/26/27 (EUR)	640,000	614,179
1.000%, 04/05/26 (EUR)	619,000	624,563
Bank of Nova Scotia (The) 0.010%, 01/14/27 (EUR)	1,565,000	1,497,227
0.450%, 03/16/26 (EUR)	246,000	244,710
Banque Federative du Credit Mutuel S.A. 3.875%, 5Y EUR Swap + 2.200%, 06/16/32 (EUR) (d)	700,000	714,140
Barclays plc 6.125%, 5Y H15 + 5.867%, 12/15/25 (d)	716,000	627,574
6.224%, SOFR + 2.980%, 05/09/34 (d)	294,000	292,834

Banks—(Continued)
BNP Paribas S.A. 4.625%, 5Y H15 + 3.340%, 02/25/31 (d)	760,000	542,450
Citigroup, Inc. 3.713%, 3M EURIBOR + 1.250%, 09/22/28 (EUR) (d)	677,000	720,460
Commonwealth Bank of Australia 0.125%, 10/15/29 (EUR)	1,015,000	895,719
Cooperatieve Rabobank UA 4.625%, 05/23/29 (GBP)	625,000	695,344
Danske Bank A/S 1.375%, 1Y EUR Swap + 0.850%, 02/17/27 (EUR) (d)	725,000	721,945
Deutsche Bank AG 1.875%, 3M EURIBOR + 1.380%, 02/23/28 (EUR) (d)	100,000	96,488
3.875%, 02/12/24 (GBP)	800,000	992,920
DNB Boligkreditt A/S 0.250%, 09/07/26 (EUR)	1,314,000	1,287,950
0.625%, 06/19/25 (EUR)	433,000	443,901
Goldman Sachs Group, Inc. 0.875%, 05/09/29 (EUR)	975,000	874,457
HSBC Holdings plc 4.600%, 5Y H15 + 3.649%, 12/17/30 (d)	818,000	622,703
6.364%, 5Y EUR Swap + 3.300%, 11/16/32 (EUR) (d)	650,000	721,508
ING Groep NV 3.000%, 02/18/26 (GBP)	900,000	1,038,335
6.750%, 5Y USD ICE Swap + 4.204%, 04/16/24 (d)	790,000	752,475
Intesa Sanpaolo S.p.A. 6.625%, 06/20/33 (144A)	528,000	526,063
7.000%, 11/21/25 (144A)	216,000	217,978
JPMorgan Chase & Co. 1.090%, 3M EURIBOR + 0.760%, 03/11/27 (EUR) (d)	1,400,000	1,395,820
KBC Group NV 0.250%, 3M EURIBOR + 0.470%, 03/01/27 (EUR) (d)	1,200,000	1,171,373
4.875%, 5Y EUR Swap + 2.250%, 04/25/33 (EUR) (d)	400,000	426,258
Lloyds Bank plc 0.125%, 06/18/26 (EUR)	1,425,000	1,395,751
Morgan Stanley 4.656%, 3M EURIBOR + 1.304%, 03/02/29 (EUR) (d)	1,385,000	1,518,256
National Australia Bank 0.010%, 01/06/29 (EUR)	1,215,000	1,089,404
NatWest Group plc 2.000%, 3M EURIBOR + 1.737%, 03/04/25 (EUR) (d)	900,000	963,639
5.763%, 5Y EUR Swap + 2.600%, 02/28/34 (EUR) (d)	395,000	424,824
Santander UK Group Holdings plc 3.530%, 1Y EUR Swap + 1.850%, 08/25/28 (EUR) (d)	718,000	737,363
Santander UK plc 0.050%, 01/12/27 (EUR)	775,000	742,925
Shinhan Financial Group Co., Ltd. 2.875%, 5Y H15 + 2.064%, 05/12/26 (d)	201,000	176,478
Societe Generale S.A. 6.447%, 1Y H15 + 2.300%, 01/12/27 (144A) (d)	324,000	323,241
Stadshypotek AB 0.010%, 11/24/28 (EUR)	1,100,000	1,000,602
Standard Chartered plc 1.456%, 1Y H15 + 1.000%, 01/14/27 (d)	480,000	425,157
6.783%, 3M LIBOR + 1.510%, 01/30/27 (144A) (d)	1,000,000	919,455
Toronto-Dominion Bank (The) 3.250%, 04/27/26 (EUR)	665,000	713,200

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Truist Financial Corp. 5.100%, 10Y H15 + 4.349%, 03/01/30 (d)	880,000	$761,200
UBS Group AG 1.250%, 1Y EUR Swap + 0.750%, 07/17/25 (EUR) (d)	837,000	873,376
3.250%, 1Y EURIBOR ICE Swap + 3.500%, 04/02/26 (EUR) (d)	515,000	541,108
UniCredit S.p.A. 1.200%, 3M EURIBOR + 1.350%, 01/20/26 (EUR) (d)	955,000	985,923

		38,022,664

Chemicals—0.6%
Braskem Idesa SAPI 6.990%, 02/20/32	440,000	285,026
6.990%, 02/20/32 (144A) (b)	726,000	470,294
Braskem Netherlands Finance B.V. 4.500%, 01/31/30	571,000	490,527
7.250%, 02/13/33 (144A)	299,000	293,772
CNAC HK Finbridge Co., Ltd. 5.125%, 03/14/28	200,000	193,944
INEOS Quattro Finance 2 plc 2.500%, 01/15/26 (144A) (EUR)	561,000	546,944
Sasol Financing USA LLC 8.750%, 05/03/29 (144A)	285,000	277,630
UPL Corp., Ltd. 4.500%, 03/08/28	525,000	470,274

		3,028,411

Coal—0.1%
Indika Energy Capital IV Pte, Ltd. 8.250%, 10/22/25	420,000	416,640

Commercial Services—0.8%
Adani Ports & Special Economic Zone, Ltd. 3.828%, 02/02/32	220,000	158,478
4.375%, 07/03/29	250,000	202,269
Autopistas del Sol S.A. 7.375%, 12/30/30	742,360	663,485
DP World Salaam 6.000%, 5Y H15 + 5.750%, 10/01/25 (d)	1,024,000	1,013,637
DP World, Ltd. 4.700%, 09/30/49	302,000	254,401
5.625%, 09/25/48	1,082,000	1,009,084
Global Payments, Inc. 4.875%, 03/17/31 (EUR)	455,000	493,513
JSW Infrastructure, Ltd. 4.950%, 01/21/29 (144A)	531,000	454,481

		4,249,348

Computers—0.4%
CA Magnum Holdings 5.375%, 10/31/26 (144A)	680,000	608,847
Kyndryl Holdings, Inc. 2.050%, 10/15/26	679,000	585,917
Lenovo Group, Ltd. 5.831%, 01/27/28	235,000	234,501

Computers—(Continued)
Western Digital Corp. 2.850%, 02/01/29	313,000	250,077
3.100%, 02/01/32	478,000	353,752

		2,033,094

Cosmetics/Personal Care—0.0%
Natura Cosmeticos S.A. 4.125%, 05/03/28	202,000	174,745

Diversified Financial Services—0.3%
Aviation Capital Group LLC 3.500%, 11/01/27 (144A) (b)	214,000	188,993
4.375%, 01/30/24 (144A)	459,000	451,489
BPCE SFH S.A. 0.010%, 11/10/27 (EUR)	400,000	375,329
China Great Wall International Holdings V, Ltd. 2.875%, 11/23/26	270,000	234,920
Intercorp Financial Services, Inc. 4.125%, 10/19/27	285,000	255,965
Joy Treasure Assets Holdings, Inc. 4.500%, 03/20/29	340,000	301,733

		1,808,429

Electric—2.9%
Adani Green Energy, Ltd. 4.375%, 09/08/24	1,040,000	960,875
AES Andes S.A. 6.350%, 5Y H15 + 4.917%, 10/07/79 (144A) (d)	457,000	420,719
Alfa Desarrollo S.p.A. 4.550%, 09/27/51 (144A)	793,071	581,916
Cadent Finance plc 0.625%, 03/19/30 (EUR)	660,000	571,088
Colbun S.A. 3.950%, 10/11/27	200,000	189,425
Cometa Energia S.A. de C.V. 6.375%, 04/24/35	567,311	550,290
Comision Federal de Electricidad 3.348%, 02/09/31	745,000	587,003
4.677%, 02/09/51 (144A)	485,000	326,526
4.688%, 05/15/29	414,000	371,714
4.688%, 05/15/29 (144A)	359,000	322,331
4.750%, 02/23/27	625,000	596,094
5.000%, 09/29/36	748,000	630,228
E.ON International Finance B.V. 6.250%, 06/03/30 (GBP)	445,000	568,258
EDP - Energias de Portugal S.A. 1.500%, 5Y EUR Swap + 1.888%, 03/14/82 (EUR) (d)	400,000	370,540
Electricite de France S.A. 2.875%, 5Y EUR Swap + 3.373%, 12/15/26 (EUR) (d)	400,000	371,246
5.875%, 07/18/31 (GBP)	250,000	301,165
5.993%, 05/23/30 (CAD)	244,000	183,574
Empresas Publicas de Medellin E.S.P. 4.250%, 07/18/29 (144A)	592,000	466,022
Enel Finance International NV 0.500%, 06/17/30 (EUR)	793,000	681,925

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Enel S.p.A. 6.375%, 5Y EUR Swap + 3.486%, 04/16/28 (EUR) (d)	530,000	$581,869
Eskom Holdings SOC, Ltd. 6.750%, 08/06/23	509,000	506,455
7.125%, 02/11/25	666,000	653,399
Iberdrola International B.V. 1.450%, 5Y EUR Swap + 1.832%, 11/09/26 (EUR) (d)	700,000	658,195
India Clean Energy Holdings 4.500%, 04/18/27 (144A)	665,000	547,398
Israel Electric Corp., Ltd. 3.750%, 02/22/32 (144A)	213,000	181,665
JSW Hydro Energy, Ltd. 4.125%, 05/18/31	751,800	632,825
Lamar Funding, Ltd. 3.958%, 05/07/25	1,772,000	1,696,336
Minejesa Capital B.V. 5.625%, 08/10/37	595,000	465,586
NextEra Energy Capital Holdings, Inc. 6.051%, 03/01/25	154,000	154,579
ReNew Wind Energy AP2 / ReNew Power Pvt., Ltd. 4.500%, 07/14/28	315,000	268,622
SSE plc 8.375%, 11/20/28 (GBP)	545,000	754,237

		16,152,105

Electronics—0.3%
Honeywell International, Inc. 3.500%, 05/17/27 (EUR)	440,000	471,971
4.125%, 11/02/34 (EUR)	1,141,000	1,258,496

		1,730,467

Energy-Alternate Sources—0.1%
Greenko Dutch B.V. 3.850%, 03/29/26	376,000	336,817
Greenko Solar Mauritius, Ltd. 5.950%, 07/29/26	215,000	201,132

		537,949

Engineering & Construction—0.3%
Gatwick Funding, Ltd. 2.500%, 04/15/30 (GBP)	720,000	726,454
Heathrow Funding, Ltd. 2.750%, 10/13/31 (GBP)	490,000	507,454
6.450%, 12/10/31 (GBP)	271,000	348,779
State Agency of Roads of Ukraine 6.250%, 06/24/30 (144A) †	1,144,000	240,240

		1,822,927

Entertainment—0.1%
GENM Capital Labuan, Ltd. 3.882%, 04/19/31	365,000	295,142

Food—0.3%
BRF GmbH 4.350%, 09/29/26	470,000	425,585

Food—(Continued)
BRF S.A. 4.875%, 01/24/30	382,000	310,757
China Modern Dairy Holdings, Ltd. 2.125%, 07/14/26	310,000	264,303
MARB BondCo plc 3.950%, 01/29/31	795,000	569,108

		1,569,753

Gas—0.1%
National Grid North America, Inc. 1.054%, 01/20/31 (EUR)	850,000	737,824

Healthcare-Services—0.0%
Sutter Health 5.164%, 08/15/33	190,000	189,552

Insurance—0.5%
Allianz SE 2.121%, 3M EURIBOR + 3.280%, 07/08/50 (EUR) (d)	300,000	268,365
3.099%, 3M EURIBOR + 3.350%, 07/06/47 (EUR) (d)	500,000	506,827
4.252%, 3M EURIBOR + 3.550%, 07/05/52 (EUR) (d)	400,000	404,818
CNP Assurances 2.500%, 3M EURIBOR + 3.650%, 06/30/51 (EUR) (d)	300,000	261,171
Credit Agricole Assurances S.A. 4.750%, 5Y EUR Swap + 5.350%, 09/27/48 (EUR) (d)	600,000	627,885
Prudential Financial, Inc. 5.200%, 3M LIBOR + 3.040%, 03/15/44 (b)(d)	642,000	634,405

		2,703,471

Internet—0.2%
Booking Holdings, Inc. 4.500%, 11/15/31 (EUR)	388,000	435,489
Prosus NV 2.031%, 08/03/32 (EUR)	260,000	200,849
3.061%, 07/13/31	465,000	363,540
Weibo Corp. 3.500%, 07/05/24	245,000	237,929

		1,237,807

Investment Companies—1.0%
Fund of National Welfare Samruk-Kazyna JSC 2.000%, 10/28/26 (144A)	805,000	728,444
Gaci First Investment Co. 5.000%, 10/13/27	2,523,000	2,508,594
Huarong Finance 2019 Co., Ltd. 3.250%, 11/13/24	400,000	373,992
3.750%, 05/29/24	208,000	199,202
Huarong Finance II Co., Ltd. 4.625%, 06/03/26	220,000	195,259
4.875%, 11/22/26	320,000	282,218
MDGH GMTN RSC, Ltd. 4.500%, 11/07/28	1,356,000	1,339,050

		5,626,759

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—0.2%
CSN Resources S.A. 4.625%, 06/10/31 (b)	595,000	$454,239
JSW Steel, Ltd. 3.950%, 04/05/27	300,000	265,372
Vale Overseas, Ltd. 3.750%, 07/08/30	600,000	528,269

		1,247,880

Leisure Time—0.1%
Carnival plc 1.000%, 10/28/29 (EUR)	539,000	363,448

Lodging—0.2%
Melco Resorts Finance, Ltd. 5.750%, 07/21/28 (144A)	505,000	444,400
Studio City Co., Ltd. 7.000%, 02/15/27 (144A)	250,000	234,181
Studio City Finance, Ltd. 6.500%, 01/15/28	200,000	167,000

		845,581

Mining—1.4%
Anglo American Capital plc 4.750%, 09/21/32 (EUR)	265,000	291,007
Aris Mining Corp. 6.875%, 08/09/26	595,000	435,695
Cia de Minas Buenaventura SAA 5.500%, 07/23/26	764,000	663,273
Corp. Nacional del Cobre de Chile 3.000%, 09/30/29	1,810,000	1,589,623
3.150%, 01/14/30	369,000	326,774
3.750%, 01/15/31	950,000	861,565
5.125%, 02/02/33 (144A)	330,000	324,906
5.125%, 02/02/33	1,835,000	1,806,674
Glencore Capital Finance DAC 1.125%, 03/10/28 (EUR)	275,000	258,858
Stillwater Mining Co. 4.000%, 11/16/26	265,000	235,532
Vedanta Resources Finance II plc 13.875%, 01/21/24	324,000	295,590
Volcan Cia Minera SAA 4.375%, 02/11/26	362,000	269,219
4.375%, 02/11/26 (144A)	184,000	136,840

		7,495,556

Multi-National—1.1%
European Investment Bank 0.750%, 07/15/27 (AUD)	990,000	567,926
1.800%, 01/19/27 (AUD)	1,300,000	788,368
Inter American Development Bank 2.700%, 01/29/26 (AUD)	1,005,000	638,112
4.250%, 06/11/26 (AUD)	783,000	516,553
International Bank for Reconstruction & Development Zero Coupon, 01/15/27 (EUR)	1,237,000	1,200,309
0.010%, 04/24/28 (EUR)	1,277,000	1,196,243
3.000%, 10/19/26 (AUD)	445,000	282,478

Multi-National—(Continued)
International Finance Corp. 4.450%, 05/14/27 (AUD)	1,159,000	768,649

		5,958,638

Oil & Gas—6.0%
BP Capital Markets plc 3.250%, 5Y EUR Swap + 3.880%, 03/22/26 (EUR) (d)	234,000	235,009
3.625%, 5Y EUR Swap + 4.120%, 03/22/29 (EUR) (d)	541,000	513,177
Canacol Energy, Ltd. 5.750%, 11/24/28	200,000	171,044
Ecopetrol S.A. 4.625%, 11/02/31	163,000	125,825
6.875%, 04/29/30	258,000	235,364
8.625%, 01/19/29	1,390,000	1,393,197
8.875%, 01/13/33	230,000	227,752
Eni S.p.A. 3.375%, 5Y EUR Swap + 3.641%, 07/13/29 (EUR) (d)	835,000	765,368
Geopark, Ltd. 5.500%, 01/17/27	430,000	348,975
Gran Tierra Energy, Inc. 7.750%, 05/23/27 (144A)	355,000	268,643
7.750%, 05/23/27	252,000	190,699
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/28	270,400	259,584
KazMunayGas National Co. JSC 5.375%, 04/24/30	2,005,000	1,859,656
Leviathan Bond, Ltd. 6.125%, 06/30/25 (144A)	324,995	316,581
6.750%, 06/30/30 (144A)	531,793	494,833
Medco Oak Tree Pte, Ltd. 7.375%, 05/14/26	580,000	570,165
NAK Naftogaz Ukraine via Kondor Finance plc 7.375%, 07/19/22	2,001,000	1,130,565
7.625%, 11/08/26 (144A) †	505,000	194,425
Oil and Gas Holding Co. BSCC (The) 7.500%, 10/25/27	1,416,000	1,433,057
Ovintiv, Inc. 5.650%, 05/15/28 (b)	110,000	107,819
6.250%, 07/15/33 (b)	161,000	158,799
Pertamina Persero PT 2.300%, 02/09/31	3,570,000	2,896,244
Petroleos Mexicanos 6.500%, 03/13/27	4,958,000	4,411,267
6.700%, 02/16/32	2,998,000	2,279,543
6.750%, 09/21/47	439,000	275,658
6.875%, 08/04/26 (b)	1,549,000	1,446,769
7.690%, 01/23/50	868,000	588,360
QatarEnergy 3.300%, 07/12/51 (144A) (b)	977,000	717,274
3.300%, 07/12/51	2,605,000	1,912,487
Saudi Arabian Oil Co. 1.625%, 11/24/25	1,215,000	1,109,067
2.250%, 11/24/30	3,180,000	2,642,580
SEPLAT Energy plc 7.750%, 04/01/26 (144A)	320,000	266,733
SierraCol Energy Andina LLC 6.000%, 06/15/28	215,000	158,025
6.000%, 06/15/28 (144A)	400,000	294,000

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Sinopec Group Overseas Development 2018, Ltd. 2.700%, 05/13/30	678,000	$606,734
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/30	701,000	721,637
Tengizchevroil Finance Co. International, Ltd. 3.250%, 08/15/30	1,250,000	953,375
3.250%, 08/15/30 (144A)	552,000	421,010
TotalEnergies SE 1.625%, 5Y EUR Swap + 1.993%, 10/25/27 (EUR) (d)	412,000	373,147

		33,074,447

Packaging & Containers—0.2%
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance plc 3.250%, 09/01/28 (144A) (b)	579,000	497,343
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 2.125%, 08/15/26 (EUR)	615,000	595,656

		1,092,999

Pharmaceuticals—0.0%
Teva Pharmaceutical Finance Netherlands III B.V. 4.750%, 05/09/27 (b)	255,000	235,893

Pipelines—0.3%
Acu Petroleo Luxembourg S.a.r.l. 7.500%, 07/13/35 (144A)	647,016	557,812
Southern Gas Corridor CJSC 6.875%, 03/24/26	454,000	460,901
TransCanada PipeLines, Ltd. 5.330%, 05/12/32 (CAD)	430,000	323,891

		1,342,604

Real Estate—0.3%
Annington Funding plc 3.184%, 07/12/29 (GBP)	365,000	368,970
Aroundtown S.A. 1.450%, 07/09/28 (EUR)	200,000	147,512
SBB Treasury Oyj 0.750%, 12/14/28 (EUR)	258,000	167,175
Sinochem Offshore Capital Co., Ltd. 2.375%, 09/23/31	345,000	271,762
Vivion Investments Sarl 3.000%, 08/08/24 (EUR)	700,000	605,948
Yango Justice International, Ltd. 7.500%, 04/15/24 (c)	320,000	5,120
8.250%, 11/25/23 (c)	300,000	3,000

		1,569,487

Real Estate Investment Trusts—0.5%
Digital Euro Finco LLC 2.500%, 01/16/26 (EUR)	735,000	746,458
Digital Intrepid Holding B.V. 0.625%, 07/15/31 (EUR)	625,000	472,645
Equinix, Inc. 1.000%, 03/15/33 (EUR)	733,000	593,073

Real Estate Investment Trusts—(Continued)
Trust Fibra Uno 4.869%, 01/15/30	320,000	282,788
Westfield America Management, Ltd. 2.625%, 03/30/29 (GBP)	340,000	324,867
WPC Eurobond B.V. 1.350%, 04/15/28 (EUR)	600,000	555,472

		2,975,303

Savings & Loans—0.3%
Nationwide Building Society 1.125%, 05/31/28 (EUR)	1,000,000	973,837
2.000%, 5Y EUR Swap + 1.500%, 07/25/29 (EUR) (d)	750,000	782,288

		1,756,125

Software—0.1%
Fidelity National Information Services, Inc. 0.625%, 12/03/25 (EUR)	141,000	140,895
1.000%, 12/03/28 (EUR)	149,000	138,549
Fiserv, Inc. 1.625%, 07/01/30 (EUR)	465,000	431,206

		710,650

Telecommunications—0.9%
America Movil S.A.B. de C.V. 9.500%, 01/27/31 (MXN)	15,900,000	926,560
AT&T, Inc. 2.875%, 5Y EUR Swap + 3.140%, 03/02/25 (EUR) (d)	400,000	402,073
Bell Telephone Co. of Canada or Bell Canada (The)
3.000%, 03/17/31 (CAD)	170,000	111,281
5.850%, 11/10/32 (CAD)	667,000	529,773
CK Hutchison Group Telecom Finance S.A. 0.750%, 04/17/26 (EUR)	1,035,000	1,024,788
Corning, Inc. 3.875%, 05/15/26 (EUR)	635,000	684,604
CT Trust 5.125%, 02/03/32	290,000	232,753
Telefonica Europe B.V. 4.375%, 6Y EUR Swap + 4.107%, 12/14/24 (EUR) (d)	300,000	319,176
TELUS Corp. 5.250%, 11/15/32 (CAD)	849,000	642,132
Xiaomi Best Time International, Ltd. 3.375%, 04/29/30	295,000	239,732

		5,112,872

Transportation—0.9%
Empresa de Transporte de Pasajeros Metro S.A. 3.650%, 05/07/30 (144A)	200,000	182,750
4.700%, 05/07/50 (b)	665,000	549,980
5.000%, 01/25/47	200,000	173,837
FedEx Corp. 0.450%, 05/04/29 (EUR)	831,000	733,475
Lima Metro Line 2 Finance, Ltd. 4.350%, 04/05/36	923,593	815,435
5.875%, 07/05/34	665,380	647,082

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
Transnet SOC, Ltd. 8.250%, 02/06/28 (144A) (b)	1,681,000	$1,632,671

		4,735,230

Water—0.2%
Thames Water Utilities Finance plc 4.000%, 04/18/27 (EUR)	299,000	293,288
6.750%, 11/16/28 (GBP)	420,000	508,381

		801,669

Total Corporate Bonds & Notes (Cost $174,899,617)		157,973,860

U.S. Treasury & Government Agencies—4.5%

Agency Sponsored Mortgage - Backed—1.4%
Connecticut Avenue Securities Trust (CMO) 5.817%, SOFR30A + 0.750%, 10/25/41 (144A) (d)	13,624	13,573
5.917%, SOFR30A + 0.850%, 12/25/41 (144A) (d)	237,034	235,102
6.617%, SOFR30A + 1.550%, 10/25/41 (144A) (d)	66,676	65,345
6.717%, SOFR30A + 1.650%, 12/25/41 (144A) (d)	909,180	879,709
6.967%, SOFR30A + 1.900%, 06/25/43 (144A) (d)	368,800	369,147
7.250%, 1M LIBOR + 2.100%, 03/25/31 (d)	1,520,283	1,527,884
7.250%, 1M LIBOR + 2.100%, 10/25/39 (144A) (d)	15,415	15,439
7.300%, 1M LIBOR + 2.150%, 09/25/31 (144A) (d)	45,408	45,464
7.367%, SOFR30A + 2.300%, 05/25/43 (144A) (d)	468,771	470,982
7.450%, 1M LIBOR + 2.300%, 08/25/31 (144A) (d)	24,551	24,551
7.550%, 1M LIBOR + 2.400%, 04/25/31 (144A) (d)	177,819	178,371
7.617%, SOFR30A + 2.550%, 07/25/42 (144A) (d)	606,946	615,529
15.400%, 1M LIBOR + 10.250%, 01/25/29 (d)	476,417	518,103
Freddie Mac STACR REMIC Trust (CMO) 5.817%, SOFR30A + 0.750%, 10/25/33 (144A) (d)	222,370	220,980
5.867%, SOFR30A + 0.800%, 10/25/41 (144A) (d)	54,717	54,443
6.017%, SOFR30A + 0.950%, 12/25/41 (144A) (d)	1,062,155	1,030,384
6.567%, SOFR30A + 1.500%, 10/25/41 (144A) (d)	675,847	658,951
6.717%, SOFR30A + 1.650%, 01/25/34 (144A) (d)	203,002	202,674
7.100%, 1M LIBOR + 1.950%, 10/25/49 (144A) (d)	14,839	14,858
7.167%, SOFR30A + 2.100%, 03/25/43 (144A) (d)	390,857	391,609
7.200%, 1M LIBOR + 2.050%, 07/25/49 (144A) (d)	57,863	58,153

		7,591,251

U.S. Treasury—3.1%
U.S. Treasury Inflation Indexed Notes 0.125%, 10/15/26 (e)	4,276,236	3,997,363
1.125%, 01/15/33 (e)	2,983,473	2,857,753
U.S. Treasury Notes 2.625%, 05/31/27 (f)	7,553,900	7,097,715
3.500%, 02/15/33	815,900	794,738
3.875%, 11/30/27	742,800	732,267
4.125%, 10/31/27	176,700	175,775
4.125%, 11/15/32 (f)	1,310,800	1,339,474

		16,995,085

Total U.S. Treasury & Government Agencies (Cost $24,496,769)		24,586,336

Mortgage-Backed Securities—1.6%
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—1.3%
Bellemeade Re, Ltd. 6.067%, SOFR30A + 1.000%, 09/25/31 (144A) (d)	470,651	$460,047
7.650%, 1M LIBOR + 2.500%, 10/25/29 (144A) (d)	139,503	139,871
8.000%, 1M LIBOR + 2.850%, 10/25/29 (144A) (d)	486,000	490,167
8.250%, 1M LIBOR + 3.100%, 04/25/29 (144A) (d)	750,000	763,581
Eagle Re, Ltd. 7.117%, SOFR30A + 2.050%, 04/25/34 (144A) (d)	277,454	278,648
Home Re, Ltd. 8.400%, 1M LIBOR + 3.250%, 05/25/29 (144A) (d)	1,600,000	1,623,772
10.400%, 1M LIBOR + 5.250%, 10/25/30 (144A) (d)	1,025,303	1,039,412
Oaktown Re III, Ltd. 7.700%, 1M LIBOR + 2.550%, 07/25/29 (144A) (d)	1,500,000	1,502,332
PMT Credit Risk Transfer Trust 8.528%, 1M LIBOR + 3.350%, 02/27/23 (144A) † (d)	640,811	617,941
8.878%, 1M LIBOR + 3.700%, 11/27/31 (144A) (d)	20,794	20,242
8.928%, 1M LIBOR + 3.750%, 05/30/23 (144A) (d)	247,031	242,960
Triangle Re, Ltd. 6.967%, SOFR30A + 1.900%, 02/25/34 (144A) (d)	350,652	351,359

		7,530,332

Commercial Mortgage-Backed Securities—0.3%
BFLD Trust 6.794%, 1M LIBOR + 1.600%, 06/15/38 (144A) (d)	310,000	294,769
JPMorgan Chase Commercial Mortgage Securities Trust 3.910%, 12/15/47 (144A) (d)	1,500,000	951,495

		1,246,264

Total Mortgage-Backed Securities (Cost $9,428,648)		8,776,596

Asset-Backed Securities—1.3%

Asset-Backed - Automobile - 0.1%
BOF VII AL Funding Trust I 6.291%, 07/26/32 (144A)	433,763	432,572
Santander Bank Auto Credit-Linked Notes 5.721%, 08/16/32 (144A)	220,040	218,581

		651,153

Asset-Backed - Other—1.1%
Amur Equipment Finance Receivables XI LLC Trust 5.300%, 06/21/28 (144A)	612,814	607,111
Amur Equipment Finance Receivables XII LLC 6.090%, 12/20/29 (144A)	240,000	239,466
Balboa Bay Loan Funding, Ltd. 6.450%, 3M LIBOR + 1.200%, 07/20/34 (144A) (d)	595,416	586,113
BHG Securitization Trust 2023-A 5.550%, 04/17/36 (144A)	391,726	385,860
Black Diamond CLO, Ltd. 6.703%, 3M LIBOR + 1.430%, 07/23/32 (144A) (d)	926,980	909,747

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CNH Equipment Trust 5.420%, 07/15/26	395,000	$393,762
Dell Equipment Finance Trust 5.650%, 09/22/28 (144A)	201,000	199,866
Flatiron CLO 21, Ltd. 6.375%, 3M LIBOR + 1.110%, 07/19/34 (144A) (d)	812,322	799,538
Hpefs Equipment Trust 5.260%, 08/20/29 (144A)	322,749	321,789
5.430%, 08/20/25 (144A)	201,000	199,890
Kubota Credit Owner Trust 5.400%, 02/17/26 (144A)	400,000	396,392
Pikes Peak CLO 8 6.420%, 3M LIBOR + 1.170%, 07/20/34 (144A) (d)	968,631	950,418

		5,989,952

Asset-Backed - Student Loan—0.1%
Nelnet Student Loan Trust 2.530%, 04/20/62 (144A)	548,158	434,738

Total Asset-Backed Securities (Cost $7,267,506)		7,075,843

Municipals—0.1%
California Earthquake Authority 5.603%, 07/01/27	275,000	274,951
State Board of Administration Finance Corp. 2.154%, 07/01/30	395,000	329,235

Total Municipals (Cost $608,576)		604,186

Short-Term Investments—2.5%

Repurchase Agreement— 1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $10,610,988; collateralized by U.S. Treasury Note at 0.750%, maturing 03/31/26, with a market value of $10,821,191.	10,608,954	10,608,954

U.S. Treasury — 0.6%
U.S. Treasury Bills 4.846%, 07/13/23 (g)	743,200	742,167
5.079%, 09/28/23 (g)	219,700	216,960
5.218%, 08/31/23 (g)	2,415,000	2,394,570

		3,353,697

Total Short-Term Investments (Cost $13,961,544)		13,962,651

Securities Lending Reinvestments (h)—0.9%
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—0.2%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $832,392; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $848,683.	832,042	$832,042
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $200,085; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $204,000.	200,000	200,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $180,077; collateralized by various Common Stock with an aggregate market value of $198,085.	180,000	180,000

		1,212,042

Mutual Funds — 0.7%
Allspring Government Money Market Fund, Select Class 5.020% (i)	500,000	500,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (i)	400,000	400,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (i)	400,000	400,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (i)	200,000	200,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (i)	500,000	500,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (i)	400,000	400,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (i)	100,000	100,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (i)	500,000	500,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (i)	500,000	500,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (i)	50,000	50,000

		3,550,000

Total Securities Lending Reinvestments (Cost $4,762,042)		4,762,042

Total Purchased Options—0.0% (j) (Cost $394,542)		174,233

Total Investments—99.3% (Cost $604,676,497)		546,120,198
Other assets and liabilities (net)—0.7%		3,903,129

Net Assets—100.0%		$550,023,327

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $1,052,606, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $13,142,415 and the collateral received consisted of cash in the amount of $4,762,042 and non-cash collateral with a value of $9,133,142. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was pledged as collateral against open OTC option contracts and forward foreign currency exchange contracts. As of June 30, 2023, the market value of securities pledged was $324,719.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(i)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(j)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $85,295,164, which is 15.5% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
NAK Naftogaz Ukraine via Kondor Finance plc, 7.625%, 11/08/26	11/04/19	$505,000	$505,000	$194,425
PMT Credit Risk Transfer Trust, 8.528%, 02/27/23	02/11/20	640,811	640,811	617,941
State Agency of Roads of Ukraine, 6.250%, 06/24/30	06/17/21	1,144,000	1,144,000	240,240

				$1,052,606

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,619,555	BOA	08/25/23	USD	1,099,872	$(19,441)
AUD	4,235,805	BOA	08/25/23	USD	2,804,709	21,065
AUD	2,288,494	GSI	08/25/23	USD	1,530,527	(3,835)
BRL	9,377,078	BOA	07/05/23	USD	1,945,775	12,597
BRL	3,060,792	CBNA	07/05/23	USD	639,798	(561)
BRL	12,717,073	HSBCU	07/05/23	USD	2,638,835	17,084
BRL	2,265,502	JPMC	07/05/23	USD	471,577	1,566
BRL	2,890,237	JPMC	07/05/23	USD	604,260	(644)
BRL	4,513,117	JPMC	07/05/23	USD	944,463	(1,913)
BRL	9,656,280	MSCS	07/05/23	USD	2,015,504	1,179
BRL	3,496,097	GSI	08/02/23	USD	714,948	11,609
CAD	2,687,022	BOA	08/24/23	USD	2,040,176	(10,295)
CAD	3,493,647	CBNA	08/24/23	USD	2,636,996	2,241
CHF	5,260,364	UBSA	07/21/23	USD	5,870,266	16,383
CLP	2,320,327,313	BOA	07/13/23	USD	2,943,981	(52,501)
CNH	21,202,596	HSBCU	07/07/23	USD	3,091,140	(174,162)
CNH	548,733	SSBT	07/07/23	USD	79,545	(4,053)
CNH	3,843,147	SSBT	07/07/23	USD	532,829	(4,102)
COP	8,812,674,774	BNP	07/13/23	USD	2,103,891	3,965
DKK	713,808	SSBT	09/13/23	USD	105,253	(195)
EUR	1,480,196	BNP	07/31/23	USD	1,598,261	18,982
EUR	2,837,535	BNP	07/31/23	USD	3,114,433	(14,179)
EUR	1,053,164	CBNA	07/31/23	USD	1,140,677	9,997
EUR	1,622,245	HSBCU	07/31/23	USD	1,753,876	18,568
EUR	1,073,893	NWM	07/31/23	USD	1,178,425	(5,103)
EUR	139,351	SSBT	07/31/23	USD	152,343	(90)
EUR	149,100	SSBT	07/31/23	USD	161,148	1,756
EUR	157,055	SSBT	07/31/23	USD	170,073	1,523

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	369,418	SSBT	07/31/23	USD	404,760	$(1,139)
EUR	412,770	SSBT	07/31/23	USD	452,805	(1,817)
EUR	489,100	SSBT	07/31/23	USD	533,869	515
EUR	927,842	SSBT	07/31/23	USD	1,021,387	(7,639)
EUR	2,556,937	UBSA	07/31/23	USD	2,792,835	841
GBP	1,254,622	BOA	07/21/23	USD	1,609,478	(15,936)
GBP	731,312	BBP	07/21/23	USD	904,798	24,069
GBP	2,141,884	BBP	07/21/23	USD	2,702,382	18,104
GBP	46,188	SSBT	07/21/23	USD	57,637	1,028
GBP	153,037	SSBT	07/21/23	USD	194,627	(249)
GBP	199,922	SSBT	07/21/23	USD	252,972	956
GBP	302,697	SSBT	07/21/23	USD	373,403	11,064
GBP	347,198	SSBT	07/21/23	USD	432,125	8,864
GBP	444,915	SSBT	07/21/23	USD	553,701	11,402
IDR	57,548,199,417	MSCS	07/12/23	USD	3,828,889	9,283
NOK	30,667,253	BOA	09/13/23	USD	2,918,840	(54,672)
NZD	661,352	SSBT	08/24/23	USD	409,180	(3,394)
NZD	4,642,632	UBSA	08/24/23	USD	2,850,049	(1,470)
PLN	6,087,256	BOA	07/20/23	USD	1,457,256	38,731
PLN	6,114,502	BOA	07/20/23	USD	1,466,281	36,401
PLN	12,313,186	SCB	07/20/23	USD	2,939,397	86,656
SEK	62,585,854	BBP	09/13/23	USD	5,922,905	(100,819)
SGD	1,944,831	NWM	07/13/23	USD	1,466,015	(27,540)
ZAR	31,220,750	HSBCU	08/23/23	USD	1,659,100	(8,394)

Contracts to Deliver
AUD	2,176,739	ANZ	08/25/23	USD	1,442,620	(9,518)
AUD	22,312,771	BOA	08/25/23	USD	15,153,049	267,842
AUD	117,778	SSBT	08/25/23	USD	78,106	(466)
BRL	9,377,078	BOA	07/05/23	USD	1,853,536	(104,836)
BRL	3,060,792	CBNA	07/05/23	USD	635,125	(4,112)
BRL	12,717,073	HSBCU	07/05/23	USD	2,507,309	(148,610)
BRL	4,513,117	JPMC	07/05/23	USD	936,487	(6,063)
BRL	2,890,237	JPMC	07/05/23	USD	599,734	(3,883)
BRL	2,265,502	JPMC	07/05/23	USD	470,099	(3,044)
BRL	9,656,280	MSCS	07/05/23	USD	2,003,710	(12,973)
BRL	9,656,280	MSCS	08/02/23	USD	2,005,166	(1,598)
CAD	15,749,173	UBSA	08/24/23	USD	11,770,462	(127,075)
CHF	5,247,744	MSCS	07/21/23	USD	5,880,615	8,088
CLP	2,340,259,756	MSCS	07/13/23	USD	2,950,217	33,898
CNH	10,392,195	BBP	07/07/23	USD	1,498,136	68,415
CNH	30,991,995	HSBCU	07/07/23	USD	4,490,930	227,161
CNH	19,151,376	HSBCU	07/07/23	USD	2,800,998	166,220
CNH	118,818,063	MSCS	07/07/23	USD	17,372,865	1,026,298
CNH	12,402,197	MSCS	07/07/23	USD	1,801,907	95,657
CNH	3,669,666	SSBT	07/07/23	USD	511,083	6,223
CNH	3,337,336	SSBT	07/07/23	USD	480,629	21,490
COP	8,881,074,628	GSI	07/13/23	USD	1,966,580	(157,637)
COP	1,508,047	MSCS	07/13/23	USD	327	(34)
EUR	3,142,788	BOA	07/31/23	USD	3,380,484	(53,285)
EUR	939,091	BOA	07/31/23	USD	1,009,044	(16,995)
EUR	1,892,221	BBP	07/31/23	USD	2,083,828	16,411
EUR	1,182,525	CBNA	07/31/23	USD	1,289,788	(2,224)
EUR	822,847	CBNA	07/31/23	USD	880,258	(18,774)
EUR	27,850,682	DBAG	07/31/23	USD	30,130,013	(299,280)
EUR	20,042,494	HSBCU	07/31/23	USD	21,456,430	(441,738)
EUR	2,528,494	JPMC	07/31/23	USD	2,755,065	(7,535)
EUR	820,051	MSCS	07/31/23	USD	896,362	385
EUR	1,359,232	SSBT	07/31/23	USD	1,460,345	(24,734)
EUR	670,657	SSBT	07/31/23	USD	738,273	5,522

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	439,503	SSBT	07/31/23	USD	473,717	$(6,478)
EUR	422,447	SSBT	07/31/23	USD	463,231	1,671
EUR	398,724	SSBT	07/31/23	USD	435,717	77
EUR	393,059	SSBT	07/31/23	USD	422,931	(6,520)
EUR	206,099	SSBT	07/31/23	USD	225,122	(59)
EUR	27,792,227	MSCS	08/08/23	USD	30,091,853	(285,596)
EUR	20,060,045	CBNA	08/24/23	USD	21,976,142	32,687
GBP	17,238,481	BOA	07/21/23	USD	21,477,165	(418,077)
GBP	1,037,403	BOA	07/21/23	USD	1,302,467	(15,178)
GBP	1,538,094	GSI	07/21/23	USD	1,903,811	(49,780)
GBP	1,176,536	JPMC	07/21/23	USD	1,495,448	1,085
GBP	868,895	SCB	07/21/23	USD	1,089,840	(13,777)
GBP	1,597,821	UBSA	07/21/23	USD	1,979,659	(49,794)
IDR	57,548,199,417	BBP	07/12/23	USD	3,838,568	397
IDR	57,548,199,417	MSCS	10/12/23	USD	3,823,293	(12,331)
JPY	418,803,674	BOA	08/25/23	USD	2,924,586	(539)
JPY	376,043,874	BOA	08/25/23	USD	2,639,519	13,049
JPY	410,296,981	DBAG	08/25/23	USD	2,899,269	33,559
JPY	3,794,681,381	UBSA	08/25/23	USD	27,552,557	1,048,683
KRW	3,950,318,392	BOA	07/27/23	USD	2,962,893	(38,075)
KRW	3,750,080,955	BOA	07/27/23	USD	2,837,490	(11,362)
KRW	21,564,387,751	MSCS	07/27/23	USD	16,338,514	(43,466)
MXN	31,016,062	BNP	07/13/23	USD	1,751,608	(57,607)
MXN	85,862,908	MSCS	07/13/23	USD	4,725,402	(283,115)
MYR	11,710,830	BBP	09/21/23	USD	2,554,050	30,998
NOK	15,410,477	BBP	09/13/23	USD	1,428,322	(10,940)
NOK	15,298,618	GSI	09/13/23	USD	1,425,315	(3,499)
NZD	4,681,931	BOA	08/24/23	USD	2,838,196	(34,496)
PLN	12,309,003	BNP	07/20/23	USD	2,934,193	(90,833)
PLN	6,063,885	GSI	07/20/23	USD	1,453,896	(36,347)
PLN	6,165,262	MSCS	07/20/23	USD	1,474,554	(40,603)
SEK	16,591,082	BNP	09/13/23	USD	1,550,760	7,365
SEK	46,159,371	GSI	09/13/23	USD	4,264,769	(29,234)
SGD	1,949,934	MSCS	07/13/23	USD	1,463,623	21,372
THB	60,111,331	BOA	07/13/23	USD	1,736,214	39,515
ZAR	108,404,791	SCB	08/23/23	USD	5,844,930	113,344
ZAR	39,752,047	SCB	08/23/23	USD	2,143,337	41,563

Net Unrealized Appreciation						$219,141

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/23	81	AUD	9,409,957	$(35,611)
Canadian Government 5 Year Bond Futures	09/20/23	272	CAD	29,960,800	(103,910)
Euro-Bobl Futures	09/07/23	107	EUR	12,380,970	(158,898)
Euro-Bund Futures	09/07/23	30	EUR	4,012,200	2,273
U.S. Treasury Long Bond Futures	09/20/23	13	USD	1,649,781	13,957
U.S. Treasury Note 2 Year Futures	09/29/23	4	USD	813,375	(11,692)
U.S. Treasury Note 5 Year Futures	09/29/23	125	USD	13,386,719	(250,341)
U.S. Treasury Note Ultra 10 Year Futures	09/20/23	49	USD	5,803,438	(32,352)
United Kingdom Long Gilt Bond Futures	09/27/23	38	GBP	3,621,400	(44,528)

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 3 Year Treasury Bond Futures	09/15/23	(29)	AUD	(3,063,281)	$11,921
Euro-OAT Futures	09/07/23	(17)	EUR	(2,182,800)	3,049
U.S. Treasury Note 10 Year Futures	09/20/23	(54)	USD	(6,062,344)	104,125
U.S. Treasury Ultra Long Bond Futures	09/20/23	(2)	USD	(272,438)	(5,144)

Net Unrealized Depreciation					$(507,151)

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 2 Yr. IRS	3.665%	MSCS	12M SOFR	Receive	08/15/23	24,090,000	USD	24,090,000	$394,542	$174,233	$(220,309)

Written Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 2 Yr. IRS	3.915%	MSCS	12M SOFR	Pay	08/15/23	(24,090,000)	USD	(24,090,000)	$(255,422)	$(61,285)	$194,137

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	3.209%	Annually	03/21/33	USD	1,380,000	$(40,078)	$—	$(40,078)
Pay	3M NZDBB	Quarterly	2.503%	Semi-Annually	11/02/24	NZD	7,847,000	(199,467)	—	(199,467)
Pay	3M NZDBB	Quarterly	2.580%	Semi-Annually	11/01/24	NZD	2,933,000	(72,392)	—	(72,392)
Pay	3M NZDBB	Quarterly	4.180%	Semi-Annually	04/26/33	NZD	5,800,000	(90,814)	—	(90,814)
Pay	6M EURIBOR	Semi-Annually	(0.016)%	Annually	09/30/50	EUR	3,800,000	(2,058,757)	—	(2,058,757)
Pay	6M EURIBOR	Semi-Annually	(0.043)%	Annually	11/10/50	EUR	3,820,000	(2,096,046)	—	(2,096,046)
Pay	6M EURIBOR	Semi-Annually	1.464%	Annually	05/13/27	EUR	3,317,000	(250,473)	—	(250,473)
Pay	6M EURIBOR	Semi-Annually	1.494%	Annually	05/12/27	EUR	4,343,000	(322,574)	(91)	(322,483)
Receive	6M BUBOR	Annually	8.698%	Semi-Annually	06/05/28	HUF	639,497,000	(67,273)	—	(67,273)
Receive	6M BUBOR	Annually	8.820%	Semi-Annually	06/02/28	HUF	680,183,000	(80,661)	—	(80,661)
Receive	6M EURIBOR	Annually	0.022%	Semi-Annually	11/10/50	EUR	3,820,000	2,044,369	27,318	2,017,051
Receive	6M EURIBOR	Annually	0.122%	Semi-Annually	09/30/50	EUR	3,800,000	1,949,538	—	1,949,538

Totals								$(1,284,628)	$27,227	$(1,311,855)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.40.V1	(5.000%)	Quarterly	06/20/28	4.266%	USD	6,280,000	$(180,352)	$(13,143)	$(167,209)
ITRX.AUS.39.V1	(1.000%)	Quarterly	06/20/28	0.814%	USD	2,224,000	(18,115)	(19,479)	1,364

Totals							$(198,467)	$(32,622)	$(165,845)

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Centrally Cleared Credit Default Swaps on Credit Indices and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond 4.250 due % 07/01/25	1.000%	Quarterly	06/20/28	1.758%	USD	790,000	$(26,120)	$(25,820)	$(300)
CDX.EM.39.V1	1.000%	Quarterly	06/20/28	2.135%	USD	760,000	(36,389)	(38,410)	2,021
CDX.NA.IG.40.V1	1.000%	Quarterly	06/20/28	0.659%	USD	3,615,000	54,291	47,692	6,599
China Government International Bond 7.500% due 10/28/27	1.000%	Quarterly	06/20/28	0.616%	USD	1,010,000	17,208	18,087	(879)
Colombia Government International Bond 10.375% due 01/28/33	1.000%	Quarterly	06/20/28	0.616%	USD	880,000	(50,814)	(50,138)	(676)
Indonesia Government International Bond 4.125% due 01/15/25	1.000%	Quarterly	06/20/28	2.346%	USD	1,230,000	7,176	7,217	(41)
Mexico Government International Bond 4.150% due 03/28/27	1.000%	Quarterly	06/20/28	0.868%	USD	750,000	(989)	(1,320)	331
Republic of South Africa Government International Bond 5.875% due 09/16/25	1.000%	Quarterly	06/20/28	2.662%	USD	1,160,000	(81,524)	(84,138)	2,614
Turkey Government International Bond 11.875% due 01/15/30	1.000%	Quarterly	06/20/28	4.827%	USD	1,300,000	(195,515)	(208,628)	13,113

Totals							$(312,676)	$(335,458)	$22,782

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ITRX.AUS.39.V1	(1.000%)	Quarterly	06/20/28	DBAG	0.814%	USD	1,391,000	$(11,330)	$(12,218)	$888

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CBNA	80.395%	USD	539,787	$(116,864)	$(43,174)	$(73,690)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CBNA	80.395%	USD	809,966	(175,358)	(64,459)	(110,899)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CBNA	80.395%	USD	1,618,222	(350,345)	(132,519)	(217,826)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	80.395%	USD	539,787	(116,864)	(42,968)	(73,896)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	JPMC	80.395%	USD	270,179	(58,493)	(21,501)	(36,992)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CSI	80.395%	USD	772,837	(167,319)	(75,453)	(91,866)

Totals								$(985,243)	$(380,074)	$(605,169)

(a)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Glossary of Abbreviations

Counterparties

(ANZ)—	Australia & New Zealand Banking Corp.
(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(NWM)—	NatWest Markets plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(CNH)—	Chinese Renminbi
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PEN)—	Peruvian Nuevo Sol
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(BUBOR)—	Budapest Interbank Offered Rate
(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.AUS)—	Markit iTraxx Australia Index
(LIBOR)—	London Interbank Offered Rate
(NZDBB)—	New Zealand Dollar Bank Bill Index
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average

Other Abbreviations

(DAC)—	Designated Activity Company
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(ICE)—	Intercontinental Exchange, Inc.
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$328,204,451	$—	$328,204,451
Total Corporate Bonds & Notes*	—	157,973,860	—	157,973,860
Total U.S. Treasury & Government Agencies*	—	24,586,336	—	24,586,336
Total Mortgage-Backed Securities*	—	8,776,596	—	8,776,596
Total Asset-Backed Securities*	—	7,075,843	—	7,075,843
Total Municipals*	—	604,186	—	604,186
Total Short-Term Investments*	—	13,962,651	—	13,962,651
Securities Lending Reinvestments
Repurchase Agreements	—	1,212,042	—	1,212,042
Mutual Funds	3,550,000	—	—	3,550,000
Total Securities Lending Reinvestments	3,550,000	1,212,042	—	4,762,042
Total Purchased Options at Value	—	174,233	—	174,233
Total Investments	$3,550,000	$542,570,198	$—	$546,120,198

Collateral for Securities Loaned (Liability)	$—	$(4,762,042)	$—	$(4,762,042)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,715,404	$—	$3,715,404
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(3,496,263)	—	(3,496,263)
Total Forward Contracts	$—	$219,141	$—	$219,141
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$135,325	$—	$—	$135,325
Futures Contracts (Unrealized Depreciation)	(642,476)	—	—	(642,476)
Total Futures Contracts	$(507,151)	$—	$—	$(507,151)
Total Written Options at Value	$—	$(61,285)	$—	$(61,285)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$3,992,631	$—	$3,992,631
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(5,447,549)	—	(5,447,549)
Total Centrally Cleared Swap Contracts	$—	$(1,454,918)	$—	$(1,454,918)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(996,573)	$—	$(996,573)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB International Bond Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$546,120,198
Cash	43,554
Cash denominated in foreign currencies (c)	1,001,557
Cash collateral (d)	5,187,770
Unrealized appreciation on forward foreign currency exchange contracts	3,715,404
Receivable for:
Investments sold	3,684,407
Fund shares sold	4,609
Interest	6,112,317
Interest on OTC swap contracts	2,275
Variation margin on futures contracts	43,500
Prepaid expenses	4,611

Total Assets	565,920,202
Liabilities
Written options at value (e)	61,285
OTC swap contracts at market value (f)	996,573
Unrealized depreciation on forward foreign currency exchange contracts	3,496,263
Collateral for securities loaned	4,762,042
Payables for:
Investments purchased	5,998,440
Fund shares redeemed	11
Foreign taxes	944
Variation margin on centrally cleared swap contracts	76,935
Interest on OTC swap contracts	425
Accrued Expenses:
Management fees	234,347
Distribution and service fees	2,150
Deferred trustees’ fees	42,547
Other expenses	224,913

Total Liabilities	15,896,875

Net Assets	$550,023,327

Net Assets Consist of:
Paid in surplus	$715,634,069
Distributable earnings (Accumulated losses) (g)	(165,610,742)

Net Assets	$550,023,327

Net Assets
Class A	$539,405,126
Class B	10,618,201
Capital Shares Outstanding*
Class A	71,597,159
Class B	1,415,229
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.53
Class B	7.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $604,676,497.
(b)	Includes securities loaned at value of $13,142,415.
(c)	Identified cost of cash denominated in foreign currencies was $1,001,528.
(d)	Includes collateral of $1,433,952 for futures contracts, $2,393,018 for centrally cleared swap contracts and $1,360,800 for OTC swap contracts and forward foreign currency exchange contracts.
(e)	Premiums received on written options were $255,422.
(f)	Net premium received on OTC swap contracts was $392,292.
(g)	Includes foreign capital gains tax of $944.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Interest (a)	$12,197,210
Securities lending income	12,989

Total investment income	12,210,199
Expenses
Management fees	1,431,128
Administration fees	23,722
Custodian and accounting fees	144,837
Distribution and service fees—Class B	12,636
Audit and tax services	44,828
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	9,204
Insurance	2,452
Miscellaneous	8,299

Total expenses	1,716,388

Net Investment Income	10,493,811

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	(19,993,851)
Purchased options	(124,894)
Futures contracts	817,591
Written options	64,651
Swap contracts	(1,589,211)
Foreign currency transactions	334,659
Forward foreign currency transactions	(8,481,069)

Net realized gain (loss)	(28,972,124)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	25,119,842
Purchased options	(220,309)
Futures contracts	(700,907)
Written options	194,137
Swap contracts	985,620
Foreign currency transactions	(117,714)
Forward foreign currency transactions	10,649,590

Net change in unrealized appreciation (depreciation)	35,910,259

Net realized and unrealized gain (loss)	6,938,135

Net Increase (Decrease) in Net Assets From Operations	$17,431,946

(a)	Net of foreign withholding taxes of $66,494.
(b)	Net of foreign capital gains tax of $6,402.
(c)	Includes change in foreign capital gains tax of $(944).

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB International Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,493,811	$21,160,078
Net realized gain (loss)	(28,972,124)	(71,201,932)
Net change in unrealized appreciation (depreciation)	35,910,259	(71,308,675)

Increase (decrease) in net assets from operations	17,431,946	(121,350,529)

From Distributions to Shareholders
Class A	(27,869,060)	(72,760,060)
Class B	(517,176)	(1,244,995)

Total distributions	(28,386,236)	(74,005,055)

Increase (decrease) in net assets from capital share transactions	7,151,880	(73,068,062)

Total increase (decrease) in net assets	(3,802,410)	(268,423,646)

Net Assets
Beginning of period	553,825,737	822,249,383

End of period	$550,023,327	$553,825,737

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	20,386	$160,719	10,565	$100,418
Reinvestments	3,710,927	27,869,060	9,364,229	72,760,060
Redemptions	(2,789,142)	(21,754,007)	(16,718,026)	(147,727,164)

Net increase (decrease)	942,171	$6,275,772	(7,343,232)	$(74,866,686)

Class B
Sales	125,628	$975,374	202,358	$1,809,023
Reinvestments	69,141	517,176	160,852	1,244,995
Redemptions	(78,656)	(616,442)	(147,622)	(1,255,394)

Net increase (decrease)	116,113	$876,108	215,588	$1,798,624

Increase (decrease) derived from capital shares transactions		$7,151,880		$(73,068,062)

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021		2020	2019(a)
Net Asset Value, Beginning of Period	$7.70		$10.40	$10.65		$10.49	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.15		0.28	0.27		0.26	0.19
Net realized and unrealized gain (loss)	0.09		(1.87)	(0.47)		0.21	0.30

Total income (loss) from investment operations	0.24		(1.59)	(0.20)		0.47	0.49

Less Distributions
Distributions from net investment income	(0.41)		(1.02)	(0.01)		(0.23)	0.00
Distributions from net realized capital gains	0.00		(0.09)	(0.04)		(0.08)	0.00

Total distributions	(0.41)		(1.11)	(0.05)		(0.31)	0.00

Net Asset Value, End of Period	$7.53		$7.70	$10.40		$10.65	$10.49

Total Return (%) (c)	3.10	(d)	(15.47)	(1.83)		4.71	4.90	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(e)	0.59	0.58		0.57	0.59	(e)
Net ratio of expenses to average net assets (%) (f)	0.62	(e)	0.59	0.58		0.57	0.59	(e)
Ratio of net investment income (loss) to average net assets (%)	3.80	(e)	3.28	2.58		2.56	2.69	(e)
Portfolio turnover rate (%)	60	(d)	122	98		106	68	(d)
Net assets, end of period (in millions)	$539.4		$543.9	$811.0		$1,003.3	$1,007.9

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021		2020	2019(a)
Net Asset Value, Beginning of Period	$7.66		$10.35	$10.62		$10.49	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.14		0.26	0.25		0.23	0.18
Net realized and unrealized gain (loss)	0.09		(1.86)	(0.48)		0.21	0.31

Total income (loss) from investment operations	0.23		(1.60)	(0.23)		0.44	0.49

Less Distributions
Distributions from net investment income	(0.39)		(1.00)	(0.00	)(g)	(0.23)	0.00
Distributions from net realized capital gains	0.00		(0.09)	(0.04)		(0.08)	0.00

Total distributions	(0.39)		(1.09)	(0.04)		(0.31)	0.00

Net Asset Value, End of Period	$7.50		$7.66	$10.35		$10.62	$10.49

Total Return (%) (c)	3.00	(d)	(15.64)	(2.12)		4.39	4.90	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.84	0.83		0.82	0.84	(e)
Net ratio of expenses to average net assets (%) (f)	0.87	(e)	0.84	0.83		0.82	0.84	(e)
Ratio of net investment income (loss) to average net assets (%)	3.55	(e)	3.08	2.38		2.29	2.55	(e)
Portfolio turnover rate (%)	60	(d)	122	98		106	68	(d)
Net assets, end of period (in millions)	$10.6		$9.9	$11.2		$6.1	$1.7

(a)	Commencement of operations was April 29, 2019.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB International Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-25

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-26

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

BHFTI-27

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $10,608,954. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $1,212,042. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

BHFTI-28

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(1,501,304)	$—	$—	$—	$(1,501,304)
Foreign Government	(3,260,738)	—	—	—	(3,260,738)
Total Borrowings	$(4,762,042)	$—	$—	$—	$(4,762,042)
Gross amount of recognized liabilities for securities lending transactions					$(4,762,042)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the

BHFTI-29

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-floor options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

BHFTI-30

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

BHFTI-31

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$174,233
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	3,966,589	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$5,278,444
	Unrealized appreciation on futures contracts (c) (d)	135,325	Unrealized depreciation on futures contracts (c) (d)	642,476
			Written options at value	61,285
Credit			OTC swap contracts at market value (e)	996,573
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	26,042	Unrealized depreciation on centrally cleared swap contracts (b) (c)	169,105
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,715,404	Unrealized depreciation on forward foreign currency exchange contracts	3,496,263

Total		$8,017,593		$10,644,146

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Excludes OTC swap interest receivable of $2,275 and OTC swap interest payable of $425.

BHFTI-32

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$429,200	$(429,200)	$—	$—
Barclays Bank plc	158,394	(111,759)	—	46,635
BNP Paribas S.A.	30,312	(30,312)	—	—
Citibank N.A.	44,925	(44,925)	—	—
Deutsche Bank AG	33,559	(33,559)	—	—
Goldman Sachs International	11,609	(11,609)	—	—
HSBC Bank USA	429,033	(429,033)	—	—
JPMorgan Chase Bank N.A.	2,651	(2,651)	—	—
Morgan Stanley Capital Services LLC	1,370,393	(741,001)	—	629,392
Standard Chartered Bank	241,563	(13,777)	—	227,786
State Street Bank and Trust	72,091	(60,935)	—	11,156
UBS AG	1,065,907	(178,339)	—	887,568

	$3,889,637	$(2,087,100)	$—	$1,802,537

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Australia & New Zealand Banking Corp.	$9,518	$—	$—	$9,518
Bank of America N.A.	845,688	(429,200)	(293,993)	122,495
Barclays Bank plc	111,759	(111,759)	—	—
BNP Paribas S.A.	162,619	(30,312)	—	132,307
Citibank N.A.	668,238	(44,925)	(623,313)	—
Credit Suisse International	167,319	—	—	167,319
Deutsche Bank AG	310,610	(33,559)	—	277,051
Goldman Sachs International	397,196	(11,609)	(239,900)	145,687
HSBC Bank USA	772,904	(429,033)	—	343,871
JPMorgan Chase Bank N.A.	81,575	(2,651)	(78,924)	—
Morgan Stanley Capital Services LLC	741,001	(741,001)	—	—
NatWest Markets plc	32,643	—	—	32,643
Standard Chartered Bank	13,777	(13,777)	—	—
State Street Bank and Trust	60,935	(60,935)	—	—
UBS AG	178,339	(178,339)	—	—

	$4,554,121	$(2,087,100)	$(1,236,130)	$1,230,891

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(79,841)	$(45,053)	$—	$(124,894)
Forward foreign currency transactions	—	—	(8,481,069)	(8,481,069)
Swap contracts	(882,481)	(706,730)	—	(1,589,211)
Futures contracts	817,591	—	—	817,591
Written options	46,867	17,784	—	64,651

	$(97,864)	$(733,999)	$(8,481,069)	$(9,312,932)

BHFTI-33

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(220,309)	$—	$—	$(220,309)
Forward foreign currency transactions	—	—	10,649,590	10,649,590
Swap contracts	675,764	309,856	—	985,620
Futures contracts	(700,907)	—	—	(700,907)
Written options	194,137	—	—	194,137

	$(51,315)	$309,856	$10,649,590	$10,908,131

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$37,860,000
Forward foreign currency transactions	620,213,992
Futures contracts long	35,844,130
Futures contracts short	(19,621,609)
Swap contracts	84,278,296
Written options	(30,018,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre- existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These

BHFTI-34

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default

BHFTI-35

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

(including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$39,486,122	$279,729,463	$40,780,467	$287,586,351

BHFTI-36

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$1,431,128	0.520%	First $500 million
	0.500%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. AllianceBernstein L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	$1 billion to $1.5 billion
0.040%	Over $1.5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. No fees were waived during the six months ended June 30, 2023.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

BHFTI-37

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$611,170,849

Gross unrealized appreciation	13,283,219
Gross unrealized (depreciation)	(80,873,593)

Net unrealized appreciation (depreciation)	$(67,590,374)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$68,471,529	$4,640,606	$5,533,526	$—	$74,005,055	$4,640,606

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$28,292,952	$—	$(95,507,330)	$(87,402,662)	$(154,617,040)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $29,407,798 and accumulated long-term capital losses of $57,994,864.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-38

Brighthouse Funds Trust I

AB International Bond Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-39

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Managed by Allspring Global Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Allspring Mid Cap Value Portfolio returned 6.19% and 6.10%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned 5.23%.

MARKET ENVIRONMENT / CONDITIONS

The year began with a sharp January rally driven by hopes that a pause in Federal Reserve (the “Fed”) rate hikes was likely and optimism that a recession could be avoided. However, equity markets began to retreat in February as hotter than expected inflation data sparked fears of further rate hikes. Strain in the banking system emerged in early March putting further pressure on equity markets and downward pressure on treasury yields.

During the second quarter, equity market leadership continued to be very narrow, largely driven by large cap, artificial intelligence levered, growth stocks. Small and mid cap value indices were largely flat through the first two months of the quarter yet did benefit from a slight broadening of the market in June. The Fed held rates steady during its mid-June meeting but signaled that two more increases were likely before year-end, putting a slight damper on market optimism in the final weeks of the quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell Midcap Value Index (the “Index”) over the six-month period. Stock selection drove the Portfolio’s outperformance relative to the Index, although sector allocation also benefitted the Portfolio. The Portfolio’s outperformance relative to the Index was primarily due to security selection in the Financials and Materials sectors. Conversely, the Energy and Consumer Discretionary sectors were the largest relative detractors primarily due to stock selection within the sectors.

Brown & Brown is an insurance brokerage and a long-time holding in the Portfolio. We are attracted to the capital-light nature of the business and its consistent cash flow generating power. The company uses the cash and its balance sheet to grow the business through both acquisitions and organic investments that drive accelerated revenue and margin expansion. Recent transactions have taken Brown & Brown into Europe where a long runway of future growth potential exists. More recently, the strong pricing market within many insurance lines is a direct contributor to strong organic growth and higher returns. The market has recognized the benefit of this attractive moment in the insurance industry causing the stock to outperform during the period.

Vulcan Materials Co. produces construction aggregates, asphalt, concrete, and calcium. We believe that the company is currently experiencing an inflection in pricing, which should be further supported by several years of volume growth. Further, we see near term relief in diesel prices leading to strong incremental margins, gross profit per ton growth, and free cash flow generation. During the period, the company reported quarterly results which, despite volume headwinds in the first quarter of 2023, supported our thesis. Gross profit per ton grew 23%, aggregates pricing increased double digits both sequentially and year over year, and management raised its fiscal year 2023 pricing guidance by 300 basis points to 15%. As the period progressed, it became evident that a mid-single digit price increase that was expected to occur was not included in the guidance, providing further upside. Finally, the volume headwinds were expected to be transient, and volumes should get stronger into 2024 when infrastructure dollars start flowing.

Valero Energy is an independent oil refiner operating mainly in the U.S. The company’s strategic asset footprint allows for feedstock flexibility and higher complexity processing than most peers, helping to dampen the impact of commodity prices and spreads which are macro factors that cannot be controlled by management. Additionally, Valero was an early mover in deploying capital into renewable diesel and its joint venture, Diamond Green Diesel, which is on the cusp of seeing a meaningful free cash flow inflection. Concerns around a potential economic slowdown and its corresponding impact on demand for refined products led to weakness during the second quarter.

A new holding for the Portfolio is Foot Locker, a leading global retailer of athletically inspired shoes, apparel, and accessories. We believe the shares have underperformed due to investors over-penalizing Foot Lockers’ potential disintermediation from the athletic value chain as its brand partners increasingly go direct, and/or as consumers move away from physical stores. We believe the value of the company’s multi-branded, brick and mortar stores with their distinct customer base is underappreciated, that this infrastructure has an important role to play as the athletic value chain continues to evolve, and that moderate growth with robust cash flows should resume post an earnings reset in 2023. The stock underperformed after poor first quarter results and a material reduction in guidance tied to a weakened end consumer (a difficult economy and lower tax refunds), as well as company specific issues from a changing vendor mix (away from Nike), along with the repositioning of one of its major banners (Champs).

The Portfolio made minor changes to positioning during the six-month period. Weights increased in the Industrials and Real Estate sectors while weights were reduced in the Consumer Discretionary and Information Technology (“IT”) sectors as reward/risk ratios dictated. As of June 30, 2023, the Portfolio was highly diversified across sectors and industries, with the goal to own companies that present to us the best opportunity to deliver alpha over the next 3 to 5 years, while at the same time ensuring relative protection of capital in times of market stress. At period-end, the Portfolio’s largest overweights were in the Industrials, Consumer Staples, and Financials sectors. Within Industrials, the Portfolio owned an eclectic group of names that we believe possess strong competitive advantages, sustainable free cash flow and flexible balance sheets. The Portfolio’s largest underweights were in

BHFTI-1

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Managed by Allspring Global Investments, LLC

Portfolio Manager Commentary*—(Continued)

the IT, Communication Services and Real Estate sectors. Overall, these weights were driven by our bottom-up reward/risk process as well as our portfolio construction methodology that was designed to isolate active risk to security selection as much as possible.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Allspring Global Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Allspring Mid Cap Value Portfolio
Class A	6.19	15.49	10.20	9.10
Class B	6.10	15.21	9.94	8.83
Russell Midcap Value Index	5.23	10.50	6.84	9.03

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Vulcan Materials Co.	3.6
Republic Services, Inc.	3.6
AerCap Holdings NV	3.5
LKQ Corp.	3.3
Amdocs, Ltd.	3.2
Carlisle Cos., Inc.	3.1
MasTec, Inc.	3.1
Jacobs Solutions, Inc.	3.0
Arch Capital Group, Ltd.	2.8
CBRE Group, Inc. - Class A	2.8

Top Sectors

% of Net Assets
Industrials	24.3
Financials	17.6
Consumer Discretionary	8.6
Real Estate	7.8
Consumer Staples	7.5
Health Care	7.4
Materials	7.0
Utilities	6.2
Energy	5.7
Information Technology	5.1

BHFTI-3

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Allspring Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.72%	$1,000.00	$1,061.90	$3.68
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class B (a)	Actual	0.97%	$1,000.00	$1,061.00	$4.96
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—97.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
L3Harris Technologies, Inc.	38,041	$7,447,287

Automobile Components—0.9%
Aptiv plc (a)	33,479	3,417,871

Banks—2.8%
Citizens Financial Group, Inc.	36,034	939,767
Fifth Third Bancorp (b)	231,262	6,061,377
Regions Financial Corp.	192,146	3,424,042

		10,425,186

Beverages—2.5%
Keurig Dr Pepper, Inc.	299,515	9,365,834

Building Products—3.1%
Carlisle Cos., Inc.	46,274	11,870,669

Chemicals—1.2%
Ashland, Inc.	238	20,685
Huntsman Corp.	166,557	4,500,370

		4,521,055

Commercial Services & Supplies—3.6%
Republic Services, Inc.	89,396	13,692,785

Construction & Engineering—4.2%
API Group Corp. (a) (b)	146,209	3,985,657
MasTec, Inc. (a) (b)	99,947	11,790,748

		15,776,405

Construction Materials—3.6%
Vulcan Materials Co. (b)	61,005	13,752,967

Consumer Finance—0.7%
Discover Financial Services	22,620	2,643,147

Containers & Packaging—0.8%
AptarGroup, Inc.	24,909	2,885,957

Distributors—3.3%
LKQ Corp.	215,769	12,572,860

Electric Utilities—4.4%
American Electric Power Co., Inc.	100,379	8,451,912
FirstEnergy Corp.	210,817	8,196,565

		16,648,477

Energy Equipment & Services—1.5%
Baker Hughes Co.	123,215	3,894,826
NOV, Inc. (b)	102,791	1,648,768

		5,543,594

Financial Services—2.4%
Euronet Worldwide, Inc. (a) (b)	76,194	8,942,890

Ground Transportation—1.0%
Knight-Swift Transportation Holdings, Inc.	65,179	3,621,345

Health Care Equipment & Supplies—5.6%
Alcon, Inc.	125,510	10,305,626
Teleflex, Inc. (b)	15,091	3,652,475
Zimmer Biomet Holdings, Inc.	49,127	7,152,891

		21,110,992

Hotels, Restaurants & Leisure—2.1%
Wendy’s Co. (The) (b)	131,443	2,858,885
Yum China Holdings, Inc.	87,077	4,919,851

		7,778,736

Household Durables—1.0%
DR Horton, Inc.	29,879	3,635,976

Household Products—5.0%
Church & Dwight Co., Inc.	97,530	9,775,432
Reynolds Consumer Products, Inc. (b)	328,072	9,268,034

		19,043,466

Insurance—9.5%
Allstate Corp. (The)	78,821	8,594,642
Arch Capital Group, Ltd. (a)	143,050	10,707,292
Axis Capital Holdings, Ltd. (b)	27,123	1,460,031
Brown & Brown, Inc.	147,802	10,174,690
Loews Corp.	84,550	5,020,579

		35,957,234

Interactive Media & Services—0.7%
Match Group, Inc. (a)	67,156	2,810,479

IT Services—3.2%
Amdocs, Ltd.	122,701	12,128,994

Life Sciences Tools & Services—1.8%
Charles River Laboratories International, Inc. (a) (b)	32,315	6,794,229

Machinery—2.3%
Donaldson Co., Inc. (b)	78,867	4,929,976
Gates Industrial Corp. plc (a) (b)	267,746	3,609,216

		8,539,192

Metals & Mining—1.4%
Freeport-McMoRan, Inc.	137,116	5,484,640

Mortgage Real Estate Investment Trusts—2.2%
Annaly Capital Management, Inc. (b)	415,535	8,314,855

Office REITs—1.6%
Boston Properties, Inc. (b)	103,807	5,978,245

Oil, Gas & Consumable Fuels—4.2%
Devon Energy Corp.	78,135	3,777,046
EOG Resources, Inc.	50,055	5,728,294

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Targa Resources Corp.	15,020	$1,143,022
Valero Energy Corp.	44,761	5,250,465

		15,898,827

Professional Services—3.9%
Dun & Bradstreet Holdings, Inc. (b)	281,874	3,261,282
Jacobs Solutions, Inc.	95,554	11,360,415

		14,621,697

Real Estate Management & Development—2.8%
CBRE Group, Inc. - Class A (a)	131,130	10,583,502

Semiconductors & Semiconductor Equipment—0.9%
ON Semiconductor Corp. (a) (b)	26,639	2,519,516
Teradyne, Inc.	8,611	958,663

		3,478,179

Software—0.9%
Synopsys, Inc. (a)	8,069	3,513,323

Specialized REITs—3.4%
CubeSmart (b)	64,124	2,863,778
Gaming and Leisure Properties, Inc.	127,217	6,164,936
Weyerhaeuser Co.	112,705	3,776,744

		12,805,458

Specialty Retail—1.4%
Foot Locker, Inc. (b)	67,854	1,839,522
RH (a) (b)	10,065	3,317,323

		5,156,845

Trading Companies & Distributors—4.2%
AerCap Holdings NV (a)	207,301	13,167,759
Ferguson plc	17,738	2,790,365

		15,958,124

Water Utilities—1.8%
American Water Works Co., Inc.	46,359	6,617,747

Total Common Stocks (Cost $294,823,357)		369,339,069

Escrow Shares—0.0%

Special Purpose Acquisition Companies—0.0%
Pershing Square Tontine Holdings, Ltd. (a) (c) (d) (Cost $0)	277,348	0

Warrants—0.0%

Special Purpose Acquisition Companies—0.0%
Pershing Square Holdings, Ltd., Expires 07/24/27 (a) (c) (d) (Cost $175,711)	30,257	0

Short-Term Investment—2.0%
Security Description	Principal Amount*	Value

Repurchase Agreement—2.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $7,361,100; collateralized by U.S. Treasury Note at 4.125%, maturing 06/15/26, with a market value of $7,506,896.	7,359,690	7,359,690

Total Short-Term Investments (Cost $7,359,690)		7,359,690

Securities Lending Reinvestments (e)—18.5%

Certificates of Deposit—2.9%
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (f)	1,000,000	1,001,762
BNP Paribas S.A. 5.510%, SOFR + 0.450%, 10/10/23 (f)	1,000,000	1,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (f)	1,000,000	1,000,257
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (f)	1,000,000	999,281
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	1,000,000	997,130
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (f)	1,000,000	1,000,032
MUFG Bank Ltd. (NY) 5.280%, SOFR + 0.220%, 08/14/23 (f)	1,000,000	999,940
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (f)	1,000,000	1,000,155
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (f)	1,000,000	1,000,021
Toronto-Dominion Bank (The)
5.470%, FEDEFF PRV + 0.400%, 02/13/24 (f)	1,000,000	1,000,143
5.520%, FEDEFF PRV 0.450%, 10/13/23 (f)	1,000,000	1,000,216

		10,998,937

Commercial Paper—0.5%
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (f)	1,000,000	1,000,473
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (f)	1,000,000	1,000,000

		2,000,473

Repurchase Agreements—10.3%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $15,006,313; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $15,300,001.	15,000,000	15,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $2,058,073; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
ING Financial Markets LLC Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $576,843; collateralized by U.S. Government Agency Obligations with rates ranging from 0.500% - 6.625%, maturity dates ranging from 05/20/24 - 01/19/33, and an aggregate market value of $588,154.	576,600	$576,600
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $2,802,760; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $2,869,196.	2,800,000	2,800,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $5,005,056; collateralized by various Common Stock with an aggregate market value of $5,579,594.	5,000,000	5,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $4,001,737; collateralized by various Common Stock with an aggregate market value of $4,447,015.	4,000,000	4,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $1,005,143; collateralized by various Common Stock with an aggregate market value of $1,111,274.	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $2,000,862; collateralized by various Common Stock with an aggregate market value of $2,224,722.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $1,401,407; collateralized by various Common Stock with an aggregate market value of $1,559,232.	1,400,000	1,400,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $5,002,146; collateralized by various Common Stock with an aggregate market value of $5,502,362.	5,000,000	5,000,000

		38,776,600

Time Deposits—1.1%
Banco Santander S.A. (NY) 5.060%, 07/03/23	1,000,000	1,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	1,000,000	1,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (f)	1,000,000	1,000,000
Skandi (NY) 5.060%, 07/03/23	1,000,000	1,000,000

		4,000,000

Mutual Funds—3.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (g)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (g)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (g)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (g)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (g)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (g)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (g)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (g)	4,000,000	4,000,000

		14,000,000

Total Securities Lending Reinvestments (Cost $69,774,094)		69,776,010

Total Investments—118.4% (Cost $372,132,852)		446,474,769
Other assets and liabilities (net)—(18.4)%		(69,338,452)

Net Assets—100.0%		$377,136,317

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $69,349,193 and the collateral received consisted of cash in the amount of $69,763,183 and non-cash collateral with a value of $735,152. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$369,339,069	$—	$—	$369,339,069
Total Escrow Shares*	—	—	0	0
Total Warrants*	—	—	0	0
Total Short-Term Investment*	—	7,359,690	—	7,359,690
Securities Lending Reinvestments
Certificates of Deposit	—	10,998,937	—	10,998,937
Commercial Paper	—	2,000,473	—	2,000,473
Repurchase Agreements	—	38,776,600	—	38,776,600
Time Deposits	—	4,000,000	—	4,000,000
Mutual Funds	14,000,000	—	—	14,000,000
Total Securities Lending Reinvestments	14,000,000	55,776,010	—	69,776,010
Total Investments	$383,339,069	$63,135,700	$0	$446,474,769

Collateral for Securities Loaned (Liability)	$—	$(69,763,183)	$—	$(69,763,183)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$446,474,769
Receivable for:
Investments sold	1,887,065
Fund shares sold	4,927
Dividends and interest	774,858
Prepaid expenses	2,897

Total Assets	449,144,516
Liabilities
Collateral for securities loaned	69,763,183
Payables for:
Investments purchased	1,397,961
Fund shares redeemed	385,407
Accrued Expenses:
Management fees	198,486
Distribution and service fees	27,746
Deferred trustees’ fees	164,939
Other expenses	70,477

Total Liabilities	72,008,199

Net Assets	$377,136,317

Net Assets Consist of:
Paid in surplus	$287,870,283
Distributable earnings (Accumulated losses)	89,266,034

Net Assets	$377,136,317

Net Assets
Class A	$236,951,147
Class B	140,185,170
Capital Shares Outstanding*
Class A	21,715,112
Class B	12,859,978
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.91
Class B	10.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $372,132,852.
(b)	Includes securities loaned at value of $69,349,193.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$3,813,658
Interest	120,381
Securities lending income	49,065

Total investment income	3,983,104
Expenses
Management fees	1,387,126
Administration fees	14,590
Custodian and accounting fees	18,445
Distribution and service fees—Class B	168,896
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	11,758
Insurance	1,909
Miscellaneous	5,707

Total expenses	1,670,698
Less management fee waiver	(126,532)
Less broker commission recapture	(10,065)

Net expenses	1,534,101

Net Investment Income	2,449,003

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	13,230,933
Net change in unrealized appreciation on investments	7,104,969

Net realized and unrealized gain (loss)	20,335,902

Net Increase (Decrease) in Net Assets From Operations	$22,784,905

(a)	Net of foreign withholding taxes of $4,869.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$2,449,003	$4,917,595
Net realized gain (loss)	13,230,933	49,360,122
Net change in unrealized appreciation (depreciation)	7,104,969	(79,594,094)

Increase (decrease) in net assets from operations	22,784,905	(25,316,377)

From Distributions to Shareholders
Class A	(34,167,938)	(54,446,952)
Class B	(19,706,306)	(25,821,472)

Total distributions	(53,874,244)	(80,268,424)

Increase (decrease) in net assets from capital share transactions	12,894,297	(20,177,224)

Total increase (decrease) in net assets	(18,195,042)	(125,762,025)

Net Assets
Beginning of period	395,331,359	521,093,384

End of period	$377,136,317	$395,331,359

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	20,296	$242,329	702	$8,948
Reinvestments	3,235,600	34,167,938	4,922,871	54,446,952
Redemptions	(3,013,435)	(36,453,105)	(6,034,756)	(81,357,842)

Net increase (decrease)	242,461	$(2,042,838)	(1,111,183)	$(26,901,942)

Class B
Sales	230,650	$2,785,416	722,429	$8,926,789
Reinvestments	1,867,896	19,706,306	2,336,785	25,821,472
Redemptions	(624,154)	(7,554,587)	(2,091,881)	(28,023,543)

Net increase (decrease)	1,474,392	$14,937,135	967,333	$6,724,718

Increase (decrease) derived from capital shares transactions		$12,894,297		$(20,177,224)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.04		$15.80	$12.32	$13.02	$9.96	$12.70

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.16	0.10	0.12	0.14	0.11
Net realized and unrealized gain (loss)	0.61		(1.15)	3.51	0.05	3.36	(1.63)

Total income (loss) from investment operations	0.69		(0.99)	3.61	0.17	3.50	(1.52)

Less Distributions
Distributions from net investment income	(0.16)		(0.10)	(0.13)	(0.13)	(0.11)	(0.15)
Distributions from net realized capital gains	(1.66)		(2.67)	0.00	(0.74)	(0.33)	(1.07)

Total distributions	(1.82)		(2.77)	(0.13)	(0.87)	(0.44)	(1.22)

Net Asset Value, End of Period	$10.91		$12.04	$15.80	$12.32	$13.02	$9.96

Total Return (%) (b)	6.19	(c)	(4.70)	29.35	2.93	35.78	(13.07)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(d)	0.77	0.77	0.78	0.78	0.77
Net ratio of expenses to average net assets (%) (e)	0.72	(d)	0.71	0.71	0.72	0.71	0.71
Ratio of net investment income (loss) to average net assets (%)	1.36	(d)	1.21	0.69	1.08	1.19	0.97
Portfolio turnover rate (%)	13	(c)	23	28	54	36	31
Net assets, end of period (in millions)	$237.0		$258.5	$356.9	$369.4	$350.8	$305.9

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.01		$15.76	$12.30	$12.99	$9.93	$12.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07		0.13	0.06	0.09	0.11	0.08
Net realized and unrealized gain (loss)	0.61		(1.15)	3.49	0.06	3.36	(1.62)

Total income (loss) from investment operations	0.68		(1.02)	3.55	0.15	3.47	(1.54)

Less Distributions
Distributions from net investment income	(0.13)		(0.06)	(0.09)	(0.10)	(0.08)	(0.12)
Distributions from net realized capital gains	(1.66)		(2.67)	0.00	(0.74)	(0.33)	(1.07)

Total distributions	(1.79)		(2.73)	(0.09)	(0.84)	(0.41)	(1.19)

Net Asset Value, End of Period	$10.90		$12.01	$15.76	$12.30	$12.99	$9.93

Total Return (%) (b)	6.10	(c)	(4.97)	28.95	2.72	35.53	(13.29)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	(d)	1.02	1.02	1.03	1.03	1.02
Net ratio of expenses to average net assets (%) (e)	0.97	(d)	0.96	0.96	0.97	0.96	0.96
Ratio of net investment income (loss) to average net assets (%)	1.14	(d)	0.98	0.44	0.83	0.95	0.72
Portfolio turnover rate (%)	13	(c)	23	28	54	36	31
Net assets, end of period (in millions)	$140.2		$136.8	$164.2	$154.6	$163.6	$141.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Allspring Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-12

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant.The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a

BHFTI-13

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $7,359,690. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $38,776,600. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of

BHFTI-14

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other

BHFTI-15

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$47,136,502	$0	$80,569,136

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$1,387,126	0.750%	First $200 million
	0.700%	Over $200 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Allspring Global Investments, LLC is compensated by Brighthouse Investment Advisers for providing subadvisory services for the Portfolio.

BHFTI-16

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $50 million
0.075%	On the next $50 million
0.100%	On the next $100 million
0.050%	On the next $300 million
0.100%	On amounts over $500 million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$372,878,141

Gross unrealized appreciation	84,738,638
Gross unrealized (depreciation)	(11,142,010)

Net unrealized appreciation (depreciation)	$73,596,628

BHFTI-17

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$20,089,268	$4,064,114	$60,179,156	$—	$80,268,424	$4,064,114

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$6,027,307	$47,999,684	$66,491,659	$—	$120,518,650

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-18

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-19

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 9.56% and 9.41%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 6.99%.

MARKET ENVIRONMENT / CONDITIONS

Global markets sustained the momentum garnered in the final quarter of 2022 as bonds and equities delivered positive results during the first three months of 2023. The impact of the historic 2022 rate hikes by the U.S. Federal Reserve (the “Fed”) to ease inflationary pressures appeared to have taken hold, and helped fuel investor speculation monetary tightening may soon end. A persistent downward trend in year-over-year headline Consumer Price Index levels since last July provided tangible evidence Fed policy was having the desired effect and factored into the Fed’s decision to implement minimal 0.25% rate hikes at its February and March meetings. The failures of Silicon Valley Bank and Signature Bank in March introduced uncertainty on future policy actions, as the Fed weighed the risk of implementing additional rate hikes against the possibility of further banking sector stresses and recessionary fears. However, progress in the fight against inflation and swift action by the Fed to inject liquidity into the banking sector were cheered by both bond and equity investors to close out the first quarter of 2023.

In the second quarter of 2023, investor enthusiasm began to falter. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. Economic growth, as measured by the real gross domestic product (“GDP”) rate, initially came in below the consensus forecast of 1.9% for much of the quarter before being revised upwards at the end of June to a reported 2.0% annual gain. Despite the revision to the 1Q23 real GDP growth rate, it marked the third straight quarter of declining GDP levels. While recessionary concerns lingered, euphoria over harnessing the power of artificial intelligence propelled a handful of technology companies to higher valuations and led equity market returns in the period. In the first half of 2023, the S&P 500 Index returned 16.89%. Outside the U.S., the MSCI EAFE Index delivered a 11.67% return and the MSCI Emerging Markets Index posted a positive 4.89% result. Despite a pullback during the second quarter, global bonds managed to produce gains over the six months of 2023. In the U.S., the Bloomberg U.S. Aggregate Bond Index gained 2.09%. Outside the U.S., the FTSE World Government Bond Index ex-U.S. returned 1.52% during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Balanced Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

Over the six-month period, the Portfolio outperformed the Dow Jones Moderate Portfolio Index. An overweight to equity and performance strength within the underlying international equity funds offset weakness in the underlying fixed income funds.

The international equity funds aided performance over the period. The AFIS International Fund outperformed its benchmark by 3.0%. Positive security selection across the Information Technology (“IT”), Consumer Discretionary, and Materials sectors were the contributors to relative results. Regionally, selection was strongest in Canada and within Emerging Markets. The American Funds SMALLCAP World Fund outperformed its benchmark by 4.1%. Relative outperformance was driven by positive security selection in the Consumer Discretionary and Financials sectors. An underweight in the Real Estate sector further boosted results. At the country level, selection in the U.S. had the largest contribution to results. The American Funds International Growth and Income Fund outperformed its benchmark by 0.7%. At the sector level, security selection was strongest in the Industrials and Consumer Discretionary sectors. Exposure to Eurozone-based companies was a positive contributor over the period and offset weakness in the United Kingdom. The AFIS New World Fund underperformed its benchmark by 2.0%. An underweight to and security selection in IT were the primary detractors to performance. Holding a cash position further weakened relative performance. By region, an overweight in emerging markets and an underweight in the U.S. were leading detractors in the period.

The domestic equity funds had mixed performance for the period. The AFIS Growth Fund outperformed its benchmark by 8.1%. Positive security selection in the Communications Services, Industrials, and Consumer Discretionary sectors were largest relative contributors. An underweight in Financials and an overweight in Communications Services benefited results during the period. The American Funds AMCAP Fund outperformed its benchmark by 2.9%. Both security selection and sector allocation impacts were positive to performance. Namely, security selection in the Industrials, Health Care, and Communication Services sectors were the strongest, while an underweight in Energy and Financials and an overweight in Consumer Discretionary were key contributors to results. Conversely, The American Funds American Mutual Fund underperformed its benchmark by 13.3%. An underweight and security selection in the IT sector had the largest negative impact on relative results. Weak selection in the Consumer Discretionary sector and holding a cash position further pressured returns. The AFIS Washington Mutual Investors Fund underperformed its benchmark by 9.0%. Results were negatively impacted from both security selection and allocation effects. Key detractors over the period included selection in the Consumer Discretionary, Health Care, and Industrials sectors and by an underweight in IT and an overweight to Health Care.

BHFTI-1

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Fixed income funds detracted over the period. The American Funds U.S. Government Securities Fund underperformed its benchmark by 1.3%. A higher exposure to shorter dated bond maturities negatively impacted returns as U.S. Treasury yields for shorter maturity profiles along the yield curve exceeded the yields on longer maturity bonds. The AFIS Bond Fund of America Fund underperformed its benchmark by 0.5%. Interest rate positioning was the primary detractor to performance as both higher duration and positioning along the yield curve negatively impacted relative returns. The American Funds High-Income Trust Fund underperformed its benchmark by 1.0%. Negative security selection in the technology and consumer cyclical industries hurt relative results. An allocation to cash during the period weakened results. The AFIS Capital World Bond Fund outperformed its benchmark by 0.1%. An underweight exposure to Japanese government bonds and an overweight in Colombian and Mexican government bonds were additive to relative results.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
American Funds Balanced Allocation Portfolio
Class B	9.56	11.29	6.14	7.51
Class C	9.41	11.02	5.82	7.19
Dow Jones Moderate Portfolio Index	6.99	8.00	4.57	5.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
American Funds The Bond Fund of America (Class 1)	12.5
American Funds U.S. Government Securities Fund (Class R-6)	10.5
American Funds Growth-Income Fund (Class 1)	9.3
American Funds Growth Fund (Class 1)	8.8
American Funds International Growth & Income Fund (Class R-6)	8.7
American Funds AMCAP Fund (Class R-6)	8.2
American Funds Fundamental Investors Fund (Class R-6)	8.2
American Funds Washington Mutual Investors Fund (Class 1)	8.2
American Funds American Mutual Fund (Class R-6)	7.0
American Funds International Fund (Class 1)	6.7

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	49.7
Investment Grade Fixed Income	23.0
International Developed Market Equities	15.4
High Yield Fixed Income	4.0
Global Equities	3.0
Global Fixed Income	2.9
Emerging Market Equities	2.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class B (a)	Actual	0.66%	$1,000.00	$1,095.60	$3.43
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

Class C (a)	Actual	0.96%	$1,000.00	$1,094.10	$4.98
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	9,062,550	$332,233,070
American Funds American Mutual Fund (Class R-6)	5,701,466	283,248,824
American Funds Capital World Bond Fund (Class 1) (a)	12,003,399	116,432,974
American Funds Fundamental Investors Fund (Class R-6)	4,891,883	331,718,579
American Funds Growth Fund (Class 1)	3,959,934	356,037,635
American Funds Growth-Income Fund (Class 1)	6,855,967	373,444,497
American Funds High-Income Trust Fund (Class R-6)	17,525,958	160,362,514
American Funds International Fund (Class 1) (a)	15,801,986	271,478,120
American Funds International Growth & Income Fund (Class R-6) (a)	10,180,639	351,435,661
American Funds New World Fund (Class 1)	3,290,280	81,927,969
American Funds SMALLCAP World Fund (Class R-6)	1,884,938	123,011,037
American Funds The Bond Fund of America (Class 1) (a)	53,030,943	503,793,959
American Funds U.S. Government Securities Fund (Class R-6)	34,901,666	422,310,156
American Funds Washington Mutual Investors Fund (Class 1) (a)	24,479,218	330,469,440

Total Mutual Funds (Cost $4,061,690,540)		4,037,904,435

Total Investments—100.1% (Cost $4,061,690,540)		4,037,904,435
Other assets and liabilities (net)—(0.1)%		(2,197,441)

Net Assets—100.0%		$4,035,706,994

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,037,904,435	$—	$—	$4,037,904,435
Total Investments	$4,037,904,435	$—	$—	$4,037,904,435

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)	$2,464,294,281
Affiliated investments at value (b)	1,573,610,154
Receivable for:
Investments sold	369,443
Affiliated investments sold	55,770
Fund shares sold	708,999
Dividends	2,372,017
Prepaid expenses	32,677

Total Assets	4,041,443,341
Liabilities
Payables for:
Investments purchased	2,372,033
Affiliated investments purchased	17
Fund shares redeemed	1,134,179
Accrued Expenses:
Management fees	194,766
Distribution and service fees	1,800,269
Deferred trustees’ fees	164,939
Other expenses	70,144

Total Liabilities	5,736,347

Net Assets	$4,035,706,994

Net Assets Consist of:
Paid in surplus	$3,985,165,731
Distributable earnings (Accumulated losses)	50,541,263

Net Assets	$4,035,706,994

Net Assets
Class B	$12,856,140
Class C	4,022,850,854
Capital Shares Outstanding*
Class B	1,554,831
Class C	490,674,678
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.27
Class C	8.20

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,322,478,792.
(b)	Identified cost of affiliated investments was $1,739,211,748.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$21,646,337
Dividends from Affiliated Underlying Portfolios	10,988,171

Total investment income	32,634,508
Expenses
Management fees	1,172,207
Administration fees	15,001
Custodian and accounting fees	13,575
Distribution and service fees—Class B	15,366
Distribution and service fees—Class C	10,814,923
Audit and tax services	16,337
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	23,295
Insurance	18,754
Miscellaneous	15,526

Total expenses	12,144,266

Net Investment Income	20,490,242

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	24,902,374
Affiliated investments	(7,822,946)
Capital gain distributions from Underlying Portfolios	41,492,040
Capital gain distributions from affiliated investments	2,965,489

Net realized gain (loss)	61,536,957

Net change in unrealized appreciation (depreciation) on:
Investments	181,966,653
Affiliated investments	93,240,951

Net change in unrealized appreciation (depreciation)	275,207,604

Net realized and unrealized gain (loss)	336,744,561

Net Increase (Decrease) in Net Assets From Operations	$357,234,803

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$20,490,242	$61,041,758
Net realized gain (loss)	61,536,957	320,445,786
Net change in unrealized appreciation (depreciation)	275,207,604	(1,222,671,444)

Increase (decrease) in net assets from operations	357,234,803	(841,183,900)

From Distributions to Shareholders
Class B	(1,252,520)	(1,853,881)
Class C	(385,293,690)	(622,920,967)

Total distributions	(386,546,210)	(624,774,848)

Increase (decrease) in net assets from capital share transactions	190,435,933	257,576,441

Total increase (decrease) in net assets	161,124,526	(1,208,382,307)

Net Assets
Beginning of period	3,874,582,468	5,082,964,775

End of period	$4,035,706,994	$3,874,582,468

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	26,543	$231,454	73,197	$685,655
Reinvestments	152,560	1,252,520	224,441	1,853,881
Redemptions	(48,278)	(421,334)	(105,908)	(1,008,020)

Net increase (decrease)	130,825	$1,062,640	191,730	$1,531,516

Class C
Sales	3,552,176	$30,595,439	8,259,904	$79,350,584
Reinvestments	47,333,377	385,293,690	76,058,726	622,920,967
Redemptions	(26,280,393)	(226,515,836)	(48,338,903)	(446,226,626)

Net increase (decrease)	24,605,160	$189,373,293	35,979,727	$256,044,925

Increase (decrease) derived from capital shares transactions		$190,435,933		$257,576,441

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.37		$11.89	$11.09	$10.39	$9.54	$10.67

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06		0.17	0.13	0.13	0.18	0.17
Net realized and unrealized gain (loss)	0.73		(2.16)	1.23	1.37	1.63	(0.54)

Total income (loss) from investment operations	0.79		(1.99)	1.36	1.50	1.81	(0.37)

Less Distributions
Distributions from net investment income	(0.23)		(0.18)	(0.17)	(0.21)	(0.22)	(0.19)
Distributions from net realized capital gains	(0.66)		(1.35)	(0.39)	(0.59)	(0.74)	(0.57)

Total distributions	(0.89)		(1.53)	(0.56)	(0.80)	(0.96)	(0.76)

Net Asset Value, End of Period	$8.27		$8.37	$11.89	$11.09	$10.39	$9.54

Total Return (%) (b)	9.56	(c)	(16.53)	12.55	15.84	19.88	(3.95)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.31	0.32	0.32	0.31
Ratio of net investment income (loss) to average net assets (%) (f)	1.35	(e)	1.76	1.16	1.26	1.84	1.64
Portfolio turnover rate (%)	2	(c)	9	21	20	6	7
Net assets, end of period (in millions)	$12.9		$11.9	$14.7	$13.0	$10.7	$8.9

	Class C
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.29		$11.78	$11.00	$10.30	$9.46	$10.59

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.13	0.10	0.09	0.15	0.14
Net realized and unrealized gain (loss)	0.73		(2.13)	1.21	1.38	1.62	(0.54)

Total income (loss) from investment operations	0.77		(2.00)	1.31	1.47	1.77	(0.40)

Less Distributions
Distributions from net investment income	(0.20)		(0.14)	(0.14)	(0.18)	(0.19)	(0.16)
Distributions from net realized capital gains	(0.66)		(1.35)	(0.39)	(0.59)	(0.74)	(0.57)

Total distributions	(0.86)		(1.49)	(0.53)	(0.77)	(0.93)	(0.73)

Net Asset Value, End of Period	$8.20		$8.29	$11.78	$11.00	$10.30	$9.46

Total Return (%) (b)	9.41	(c)	(16.76)	12.14	15.57	19.53	(4.31)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.61	0.62	0.62	0.61
Ratio of net investment income (loss) to average net assets (%) (f)	1.04	(e)	1.44	0.83	0.91	1.49	1.36
Portfolio turnover rate (%)	2	(c)	9	21	20	6	7
Net assets, end of period (in millions)	$4,022.9		$3,862.7	$5,068.3	$4,909.6	$4,645.7	$4,279.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-9

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk

BHFTI-10

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$83,288,506	$0	$214,526,263

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$1,172,207	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTI-11

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
American Funds Capital World Bond Fund (Class 1)	$117,410,389	$295,667	$(3,147,931)	$(784,162)	$2,659,011	$116,432,974
American Funds High-Income Trust Fund (Class R-6)*	156,534,304	5,253,652	(2,963,834)	94,848	1,443,544	160,362,514
American Funds International Fund (Class 1)	263,699,102	657,172	(24,217,966)	(3,030,974)	34,370,786	271,478,120
American Funds International Growth & Income Fund (Class R-6)	343,412,351	6,008,483	(26,251,593)	(4,235,172)	32,501,592	351,435,661
American Funds The Bond Fund of America (Class 1)	505,042,213	3,825,630	(10,066,075)	(1,232,523)	6,224,714	503,793,959
American Funds Washington Mutual Investors Fund (Class 1)	313,919,011	5,071,678	(8,507,498)	1,459,885	18,526,364	330,469,440

	$1,700,017,370	$21,112,282	$(75,154,897)	$(7,728,098)	$95,726,011	$1,733,972,668

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2023
American Funds Capital World Bond Fund (Class 1)	$—	$—	12,003,399
American Funds High-Income Trust Fund (Class R-6)*	—	5,245,317	17,525,958
American Funds International Fund (Class 1)	—	654,830	15,801,986
American Funds International Growth & Income Fund (Class R-6)	—	5,793,911	10,180,639
American Funds The Bond Fund of America (Class 1)	—	2,978,518	53,030,943
American Funds Washington Mutual Investors Fund (Class 1)	2,965,489	1,560,912	24,479,218

	$2,965,489	$16,233,488

*	not an affiliated issuer as of June 30, 2023.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$4,068,318,209

Gross unrealized appreciation	274,948,229
Gross unrealized (depreciation)	(305,362,003)

Net unrealized appreciation (depreciation)	$(30,413,774)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$60,138,997	$59,715,955	$564,635,851	$168,298,899	$624,774,848	$228,014,854

BHFTI-12

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$90,357,248	$295,280,076	$(305,621,377)	$—	$80,015,947

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTI-13

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-14

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 12.28% and 12.08%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Portfolio Index¹, returned 8.83%.

MARKET ENVIRONMENT / CONDITIONS

Global markets sustained the momentum garnered in the final quarter of 2022 as bonds and equities delivered positive results during the first three months of 2023. The impact of the historic 2022 rate hikes by the U.S. Federal Reserve (the “Fed”) to ease inflationary pressures appeared to have taken hold, and helped fuel investor speculation monetary tightening may soon end. A persistent downward trend in year-over-year headline Consumer Price Index levels since last July provided tangible evidence Fed policy was having the desired effect and factored into the Fed’s decision to implement minimal 0.25% rate hikes at its February and March meetings. The failures of Silicon Valley Bank and Signature Bank in March introduced uncertainty on future policy actions, as the Fed weighed the risk of implementing additional rate hikes against the possibility of further banking sector stresses and recessionary fears. However, progress in the fight against inflation and swift action by the Fed to inject liquidity into the banking sector were cheered by both bond and equity investors to close out the first quarter of 2023.

In the second quarter of 2023, investor enthusiasm began to falter. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. Economic growth, as measured by the real gross domestic product (“GDP”) rate, initially came in below the consensus forecast of 1.9% for much of the quarter before being revised upwards at the end of June to a reported 2.0% annual gain. Despite the revision to the 1Q23 real GDP growth rate, it marked the third straight quarter of declining GDP levels. While recessionary concerns lingered, euphoria over harnessing the power of artificial intelligence propelled a handful of technology companies to higher valuations and led equity market returns in the period. In the first half of 2023, the S&P 500 Index returned 16.89%. Outside the U.S., the MSCI EAFE Index delivered a 11.67% return and the MSCI Emerging Markets Index posted a positive 4.89% result. Despite a pullback during the second quarter, global bonds managed to produce gains over the six months of 2023. In the U.S., the Bloomberg U.S. Aggregate Bond Index gained 2.09%. Outside the U.S., the FTSE World Government Bond Index ex-U.S. returned 1.52% during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Growth Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

Over the six-month period, the Portfolio outperformed the Dow Jones Moderately Aggressive Portfolio Index. An overweight to equity and performance strength within the underlying international equity funds offset weakness in the underlying fixed income funds.

The international equity funds aided performance over the period. The AFIS International Fund outperformed its benchmark by 3.0%. Positive security selection across the Information Technology (“IT”), Consumer Discretionary, and Materials sectors were the contributors to relative results. Regionally, selection was strongest in Canada and within Emerging Markets. The American Funds SMALLCAP World Fund outperformed its benchmark by 4.1%. Relative outperformance was driven by positive security selection in the Consumer Discretionary and Financials sectors. An underweight in the Real Estate sector further boosted results. At the country level, selection in the U.S. had the largest contribution to results. The American Funds International Growth and Income Fund outperformed its benchmark by 0.7%. At the sector level, security selection was strongest in the Industrials and Consumer Discretionary sectors. Exposure to Eurozone-based companies was a positive contributor over the period and offset weakness in the United Kingdom. The AFIS New World Fund underperformed its benchmark by 2.0%. An underweight to and security selection in IT were the primary detractors to performance. Holding a cash position further weakened relative performance. By region, an overweight in emerging markets and an underweight in the U.S. were leading detractors in the period.

The domestic equity funds had mixed performance for the period. The AFIS Growth Fund outperformed its benchmark by 8.1%. Positive security selection in the Communications Services, Industrials, and Consumer Discretionary sectors were largest relative contributors. An underweight in Financials and an overweight in Communications Services benefited results during the period. The American Funds AMCAP Fund outperformed its benchmark by 2.9%. Both security selection and sector allocation impacts were positive to performance. Namely, security selection in the Industrials, Health Care, and Communication Services sectors were the strongest, while an underweight in Energy and Financials and an overweight in Consumer Discretionary were key contributors to results. Conversely, The American Funds American Mutual Fund underperformed its benchmark by 13.3%. An underweight and security selection in the IT sector had the largest negative impact on relative results. Weak selection in the Consumer Discretionary sector and holding a cash position further pressured returns. The AFIS Washington Mutual Investors Fund underperformed its benchmark by 9.0%. Results were negatively impacted from both security selection and allocation effects. Key detractors over the period included selection in the Consumer Discretionary, Health Care, and Industrials sectors and by an underweight in IT and an overweight to Health Care.

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Fixed income funds detracted over the period. The American Funds U.S. Government Securities Fund underperformed its benchmark by 1.3%. A higher exposure to shorter dated bond maturities negatively impacted returns as U.S. Treasury yields for shorter maturity profiles along the yield curve exceeded the yields on longer maturity bonds. The AFIS Bond Fund of America Fund underperformed its benchmark by 0.5%. Interest rate positioning was the primary detractor to performance as both higher duration and positioning along the yield curve negatively impacted relative returns. The American Funds High-Income Trust Fund underperformed its benchmark by 1.0%. Negative security selection in the technology and consumer cyclical industries hurt relative results. An allocation to cash during the period weakened results. The AFIS Capital World Bond Fund outperformed its benchmark by 0.1%. An underweight exposure to Japanese government bonds and an overweight in Colombian and Mexican government bonds were additive to relative results.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
American Funds Growth Allocation Portfolio
Class B	12.28	15.45	7.34	9.10
Class C	12.08	15.14	7.04	8.79
Dow Jones Moderately Aggressive Portfolio Index	8.83	11.37	6.16	7.60

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	11.8
American Funds Fundamental Investors Fund (Class R-6)	11.2
American Funds Growth Fund (Class 1)	10.8
American Funds International Growth & Income Fund (Class R-6)	10.8
American Funds Growth-Income Fund (Class 1)	10.2
American Funds Washington Mutual Investors Fund (Class 1)	10.2
American Funds International Fund (Class 1)	8.8
American Funds American Mutual Fund (Class R-6)	8.8
American Funds SMALLCAP World Fund (Class R-6)	5.0
American Funds The Bond Fund of America (Class 1)	4.2

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	63.0
International Developed Market Equities	19.7
Investment Grade Fixed Income	5.6
Global Equities	5.0
Emerging Market Equities	3.0
High Yield Fixed Income	2.4
Global Fixed Income	1.4

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class B (a)	Actual	0.69%	$1,000.00	$1,122.80	$3.63
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

Class C (a)	Actual	0.99%	$1,000.00	$1,120.80	$5.21
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	8,879,095	$325,507,618
American Funds American Mutual Fund (Class R-6)	4,927,342	244,790,332
American Funds Capital World Bond Fund (Class 1) (a)	4,004,171	38,840,461
American Funds Fundamental Investors Fund (Class R-6)	4,581,530	310,673,574
American Funds Growth Fund (Class 1)	3,327,677	299,191,451
American Funds Growth-Income Fund (Class 1)	5,187,616	282,569,446
American Funds High-Income Trust Fund (Class R-6)	7,350,694	67,258,854
American Funds International Fund (Class 1) (a)	14,255,968	244,917,531
American Funds International Growth & Income Fund (Class R-6) (a)	8,627,255	297,812,826
American Funds New World Fund (Class 1)	3,352,586	83,479,396
American Funds SMALLCAP World Fund (Class R-6)	2,133,254	139,216,168
American Funds The Bond Fund of America (Class 1)	12,213,670	116,029,864
American Funds U.S. Government Securities Fund (Class R-6)	3,152,714	38,147,836
American Funds Washington Mutual Investors Fund (Class 1)	20,825,002	281,137,533

Total Mutual Funds (Cost $2,658,274,675)		2,769,572,890

Total Investments—100.1% (Cost $2,658,274,675)		2,769,572,890
Other assets and liabilities (net)—(0.1)%		(1,566,943)

Net Assets—100.0%		$2,768,005,947

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,769,572,890	$—	$—	$2,769,572,890
Total Investments	$2,769,572,890	$—	$—	$2,769,572,890

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)	$2,188,002,072
Affiliated investments at value (b)	581,570,818
Receivable for:
Investments sold	584,913
Fund shares sold	76,983
Dividends	491,501
Prepaid expenses	22,165

Total Assets	2,770,748,452
Liabilities
Payables for:
Investments purchased	491,501
Fund shares redeemed	661,896
Accrued Expenses:
Management fees	142,527
Distribution and service fees	1,220,423
Deferred trustees’ fees	164,939
Other expenses	61,219

Total Liabilities	2,742,505

Net Assets	$2,768,005,947

Net Assets Consist of:
Paid in surplus	$2,600,546,342
Distributable earnings (Accumulated losses)	167,459,605

Net Assets	$2,768,005,947

Net Assets
Class B	$34,549,523
Class C	2,733,456,424
Capital Shares Outstanding*
Class B	4,371,764
Class C	350,578,511
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$7.90
Class C	7.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,011,553,022.
(b)	Identified cost of affiliated investments was $646,721,653.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$12,940,314
Dividends from Affiliated Underlying Portfolios	5,504,408

Total investment income	18,444,722
Expenses
Management fees	852,659
Administration fees	15,001
Custodian and accounting fees	13,575
Distribution and service fees—Class B	40,459
Distribution and service fees—Class C	7,244,696
Audit and tax services	16,337
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	16,453
Insurance	12,432
Miscellaneous	11,827

Total expenses	8,262,721

Net Investment Income	10,182,001

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	20,069,151
Affiliated investments	(3,979,264)
Capital gain distributions from Underlying Portfolios	35,964,601

Net realized gain (loss)	52,054,488

Net change in unrealized appreciation (depreciation) on:
Investments	187,878,259
Affiliated investments	56,360,627

Net change in unrealized appreciation (depreciation)	244,238,886

Net realized and unrealized gain (loss)	296,293,374

Net Increase (Decrease) in Net Assets From Operations	$306,475,375

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,182,001	$31,712,167
Net realized gain (loss)	52,054,488	300,330,977
Net change in unrealized appreciation (depreciation)	244,238,886	(976,091,361)

Increase (decrease) in net assets from operations	306,475,375	(644,048,217)

From Distributions to Shareholders
Class B	(4,203,113)	(5,335,155)
Class C	(329,689,318)	(469,077,477)

Total distributions	(333,892,431)	(474,412,632)

Increase (decrease) in net assets from capital share transactions	194,899,517	177,612,374

Total increase (decrease) in net assets	167,482,461	(940,848,475)

Net Assets
Beginning of period	2,600,523,486	3,541,371,961

End of period	$2,768,005,947	$2,600,523,486

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	67,196	$569,447	152,144	$1,402,922
Reinvestments	536,796	4,203,113	679,638	5,335,155
Redemptions	(65,841)	(548,536)	(181,447)	(1,731,326)

Net increase (decrease)	538,151	$4,224,024	650,335	$5,006,751

Class C
Sales	2,250,742	$18,658,381	6,781,922	$63,298,923
Reinvestments	42,705,870	329,689,318	60,448,128	469,077,477
Redemptions	(18,969,317)	(157,672,206)	(39,462,129)	(359,770,777)

Net increase (decrease)	25,987,295	$190,675,493	27,767,921	$172,605,623

Increase (decrease) derived from capital shares transactions		$194,899,517		$177,612,374

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.02		$11.95	$10.73	$10.12	$9.10	$10.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		0.13	0.12	0.11	0.15	0.15
Net realized and unrealized gain (loss)	0.93		(2.36)	1.59	1.43	1.92	(0.65)

Total income (loss) from investment operations	0.98		(2.23)	1.71	1.54	2.07	(0.50)

Less Distributions
Distributions from net investment income	(0.21)		(0.15)	(0.12)	(0.19)	(0.20)	(0.16)
Distributions from net realized capital gains	(0.89)		(1.55)	(0.37)	(0.74)	(0.85)	(0.60)

Total distributions	(1.10)		(1.70)	(0.49)	(0.93)	(1.05)	(0.76)

Net Asset Value, End of Period	$7.90		$8.02	$11.95	$10.73	$10.12	$9.10

Total Return (%) (b)	12.28	(c)	(18.37)	16.21	17.34	24.05	(5.52)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.32	(d)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (f)	1.08	(d)	1.44	1.03	1.15	1.59	1.50
Portfolio turnover rate (%)	2	(c)	11	25	9	7	8
Net assets, end of period (in millions)	$34.5		$30.8	$38.0	$32.8	$27.4	$22.9

	Class C
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.92		$11.80	$10.60	$10.01	$9.01	$10.26

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03		0.10	0.08	0.08	0.12	0.12
Net realized and unrealized gain (loss)	0.92		(2.32)	1.58	1.40	1.90	(0.64)

Total income (loss) from investment operations	0.95		(2.22)	1.66	1.48	2.02	(0.52)

Less Distributions
Distributions from net investment income	(0.18)		(0.11)	(0.09)	(0.15)	(0.17)	(0.13)
Distributions from net realized capital gains	(0.89)		(1.55)	(0.37)	(0.74)	(0.85)	(0.60)

Total distributions	(1.07)		(1.66)	(0.46)	(0.89)	(1.02)	(0.73)

Net Asset Value, End of Period	$7.80		$7.92	$11.80	$10.60	$10.01	$9.01

Total Return (%) (b)	12.08	(c)	(18.52)	15.91	16.93	23.64	(5.77)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.62	(d)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income (loss) to average net assets (%) (f)	0.76	(d)	1.10	0.70	0.83	1.25	1.14
Portfolio turnover rate (%)	2	(c)	11	25	9	7	8
Net assets, end of period (in millions)	$2,733.5		$2,569.8	$3,503.3	$3,296.3	$3,075.0	$2,753.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk

BHFTI-10

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding the short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$55,967,921	$0	$148,851,009

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$852,659	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTI-11

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
American Funds Capital World Bond Fund (Class 1)	$39,010,514	$75,890	$(862,318)	$(173,910)	$790,285	$38,840,461
American Funds International Fund (Class 1)	235,646,530	605,705	(19,313,119)	(588,413)	28,566,828	244,917,531
American Funds International Growth & Income Fund (Class R-6)	288,776,669	4,959,905	(19,710,321)	(3,216,941)	27,003,514	297,812,826

	$563,433,713	$5,641,500	$(39,885,758)	$(3,979,264)	$56,360,627	$581,570,818

Security Description	Income earned from affiliates during the period	Number of shares held June 30, 2023
American Funds Capital World Bond Fund (Class 1)	$—	4,004,171
American Funds International Fund (Class 1)	590,152	14,255,968
American Funds International Growth & Income Fund (Class R-6)	4,914,256	8,627,255

	$5,504,408

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,663,360,194

Gross unrealized appreciation	245,868,572
Gross unrealized (depreciation)	(139,655,876)

Net unrealized appreciation (depreciation)	$106,212,696

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$30,691,310	$28,175,291	$443,721,322	$110,806,227	$474,412,632	$138,981,518

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$55,408,058	$277,658,071	$(138,026,191)	$—	$195,039,938

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTI-13

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-14

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 7.10% and 6.90%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 6.99%.

MARKET ENVIRONMENT / CONDITIONS

Global markets sustained the momentum garnered in the final quarter of 2022 as bonds and equities delivered positive results during the first three months of 2023. The impact of the historic 2022 rate hikes by the U.S. Federal Reserve (the “Fed”) to ease inflationary pressures appeared to have taken hold, and helped fuel investor speculation monetary tightening may soon end. A persistent downward trend in year-over-year headline Consumer Price Index levels since last July provided tangible evidence Fed policy was having the desired effect and factored into the Fed’s decision to implement minimal 0.25% rate hikes at its February and March meetings. The failures of Silicon Valley Bank and Signature Bank in March introduced uncertainty on future policy actions, as the Fed weighed the risk of implementing additional rate hikes against the possibility of further banking sector stresses and recessionary fears. However, progress in the fight against inflation and swift action by the Fed to inject liquidity into the banking sector were cheered by both bond and equity investors to close out the first quarter of 2023.

In the second quarter of 2023, investor enthusiasm began to falter. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. Economic growth, as measured by the real gross domestic product (“GDP”) rate, initially came in below the consensus forecast of 1.9% for much of the quarter before being revised upwards at the end of June to a reported 2.0% annual gain. Despite the revision to the 1Q23 real GDP growth rate, it marked the third straight quarter of declining GDP levels. While recessionary concerns lingered, euphoria over harnessing the power of artificial intelligence propelled a handful of technology companies to higher valuations and led equity market returns in the period. In the first half of 2023, the S&P 500 Index returned 16.89%. Outside the U.S., the MSCI EAFE Index delivered a 11.67% return and the MSCI Emerging Markets Index posted a positive 4.89% result. Despite a pullback during the second quarter, global bonds managed to produce gains over the six months of 2023. In the U.S., the Bloomberg U.S. Aggregate Bond Index gained 2.09%. Outside the U.S., the FTSE World Government Bond Index ex-U.S. returned 1.52% during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Moderate Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

Over the six-month period, the Portfolio outperformed the Dow Jones Moderate Portfolio Index. The Portfolio’s overall equity exposure offset performance weakness in the underlying fixed income funds.

Fixed income funds detracted over the period. The American Funds U.S. Government Securities Fund underperformed its benchmark by 1.3%. A higher exposure to shorter dated bond maturities negatively impacted returns as U.S. Treasury yields for shorter maturity profiles along the yield curve exceeded the yields on longer maturity bonds. The AFIS Bond Fund of America Fund underperformed its benchmark by 0.5%. Interest rate positioning was the primary detractor to performance as both higher duration and positioning along the yield curve negatively impacted relative returns. The American Funds High-Income Trust Fund underperformed its benchmark by 1.0%. Negative security selection in the technology and consumer cyclical industries hurt relative results. An allocation to cash during the period weakened results. The AFIS Capital World Bond Fund outperformed its benchmark by 0.1%. An underweight exposure to Japanese government bonds and an overweight in Colombian and Mexican government bonds were additive to relative results.

The domestic equity funds had mixed performance for the period. The AFIS Growth Fund outperformed its benchmark by 8.1%. Positive security selection in the Communications Services, Industrials, and Consumer Discretionary sectors were largest relative contributors. An underweight in Financials and an overweight in Communications Services benefited results during the period. The American Funds AMCAP Fund outperformed its benchmark by 2.9%. Both security selection and sector allocation impacts were positive to performance. Namely, security selection in the Industrials, Health Care, and Communication Services sectors were the strongest, while an underweight in Energy and Financials and an overweight in Consumer Discretionary were key contributors to results. Conversely, The American Funds American Mutual Fund underperformed its benchmark by 13.3%. An underweight and security selection in the IT sector had the largest negative impact on relative results. Weak selection in the Consumer Discretionary sector and holding a cash position further pressured returns. The AFIS Washington Mutual Investors Fund underperformed its benchmark by 9.0%. Results were negatively impacted from both security selection and allocation effects. Key detractors over the period included selection in the Consumer Discretionary, Health Care, and Industrials sectors and by an underweight in IT and an overweight to Health Care.

The international equity funds aided performance over the period. The AFIS International Fund outperformed its benchmark by 3.0%. Positive security selection across the Information Technology (“IT”), Consumer Discretionary, and Materials sectors were the contributors to relative results. Regionally, selection was strongest in Canada and within Emerging Markets. The American Funds SMALLCAP World Fund outperformed its benchmark by 4.1%. Relative outperformance was driven by positive security selection in the

BHFTI-1

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Consumer Discretionary and Financials sectors. An underweight in the Real Estate sector further boosted results. At the country level, selection in the U.S. had the largest contribution to results. The American Funds International Growth and Income Fund outperformed its benchmark by 0.7%. At the sector level, security selection was strongest in the Industrials and Consumer Discretionary sectors. Exposure to Eurozone-based companies was a positive contributor over the period and offset weakness in the United Kingdom. The AFIS New World Fund underperformed its benchmark by 2.0%. An underweight to and security selection in IT were the primary detractors to performance. Holding a cash position further weakened relative performance. By region, an overweight in emerging markets and an underweight in the U.S. were leading detractors in the period.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
American Funds Moderate Allocation Portfolio
Class B	7.10	7.76	5.06	6.14
Class C	6.90	7.43	4.74	5.81
Dow Jones Moderate Portfolio Index	6.99	8.00	4.57	5.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
American Funds U.S. Government Securities Fund (Class R-6)	19.5
American Funds The Bond Fund of America (Class 1)	18.7
American Funds Growth-Income Fund (Class 1)	8.2
American Funds Washington Mutual Investors Fund (Class 1)	8.2
American Funds American Mutual Fund (Class R-6)	8.1
American Funds International Growth & Income Fund (Class R-6)	6.6
American Funds International Fund (Class 1)	5.5
American Funds Growth Fund (Class 1)	5.1
American Funds AMCAP Fund (Class R-6)	5.1
American Funds Fundamental Investors Fund (Class R-6)	5.1

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	39.9
Investment Grade Fixed Income	38.1
International Developed Market Equities	12.1
High Yield Fixed Income	5.0
Global Fixed Income	3.0
Global Equities	1.0
Emerging Market Equities	1.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class B (a)	Actual	0.64%	$1,000.00	$1,071.00	$3.29
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

Class C (a)	Actual	0.94%	$1,000.00	$1,069.00	$4.82
	Hypothetical*	0.94%	$1,000.00	$1,020.13	$4.71

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	2,865,704	$105,056,700
American Funds American Mutual Fund (Class R-6)	3,360,397	166,944,527
American Funds Capital World Bond Fund (Class 1) (a)	6,239,687	60,524,961
American Funds Fundamental Investors Fund (Class R-6)	1,547,542	104,938,800
American Funds Growth Fund (Class 1)	1,170,722	105,259,576
American Funds Growth-Income Fund (Class 1)	3,086,903	168,143,586
American Funds High-Income Trust Fund (Class R-6)	11,307,937	103,467,624
American Funds International Fund (Class 1)	6,611,749	113,589,854
American Funds International Growth & Income Fund (Class R-6)	3,903,653	134,754,091
American Funds New World Fund (Class 1)	838,645	20,882,254
American Funds SMALLCAP World Fund (Class R-6)	321,162	20,959,010
American Funds The Bond Fund of America (Class 1) (a)	40,298,404	382,834,838

Investment Company Securities—(Continued)
American Funds U.S. Government Securities Fund (Class R-6)	32,994,673	399,235,542
American Funds Washington Mutual Investors Fund (Class 1)	12,427,802	167,775,327

Total Mutual Funds (Cost $2,137,552,868)		2,054,366,690

Total Investments—100.1% (Cost $2,137,552,868)		2,054,366,690
Other assets and liabilities (net)—(0.1)%		(1,247,684)

Net Assets—100.0%		$2,053,119,006

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,054,366,690	$—	$—	$2,054,366,690
Total Investments	$2,054,366,690	$—	$—	$2,054,366,690

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)	$1,611,006,891
Affiliated investments at value (b)	443,359,799
Receivable for:
Investments sold	293,430
Fund shares sold	49,698
Dividends	1,989,675
Prepaid expenses	16,819

Total Assets	2,056,716,312
Liabilities
Payables for:
Investments purchased	1,991,974
Affiliated investments purchased	1,667
Fund shares redeemed	339,162
Accrued Expenses:
Management fees	114,705
Distribution and service fees	919,971
Deferred trustees’ fees	164,939
Other expenses	64,888

Total Liabilities	3,597,306

Net Assets	$2,053,119,006

Net Assets Consist of:
Paid in surplus	$2,104,251,328
Distributable earnings (Accumulated losses)	(51,132,322)

Net Assets	$2,053,119,006

Net Assets
Class B	$11,288,455
Class C	2,041,830,551
Capital Shares Outstanding*
Class B	1,404,710
Class C	255,230,332
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.04
Class C	8.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,619,895,298.
(b)	Identified cost of affiliated investments was $517,657,570.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$17,488,693
Dividends from Affiliated Underlying Portfolios	2,263,258

Total investment income	19,751,951
Expenses
Management fees	697,247
Administration fees	15,001
Custodian and accounting fees	13,575
Distribution and service fees—Class B	13,512
Distribution and service fees—Class C	5,594,441
Audit and tax services	16,337
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	17,414
Insurance	9,854
Miscellaneous	10,119

Total expenses	6,426,782

Net Investment Income	13,325,169

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,182,538
Affiliated investments	(2,054,922)
Capital gain distributions from Underlying Portfolios	16,942,323

Net realized gain (loss)	24,069,939

Net change in unrealized appreciation (depreciation) on:
Investments	92,010,908
Affiliated investments	6,941,759

Net change in unrealized appreciation (depreciation)	98,952,667

Net realized and unrealized gain (loss)	123,022,606

Net Increase (Decrease) in Net Assets From Operations	$136,347,775

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$13,325,169	$38,789,813
Net realized gain (loss)	24,069,939	130,214,387
Net change in unrealized appreciation (depreciation)	98,952,667	(548,631,788)

Increase (decrease) in net assets from operations	136,347,775	(379,627,588)

From Distributions to Shareholders
Class B	(973,060)	(1,364,400)
Class C	(171,663,773)	(271,549,609)

Total distributions	(172,636,833)	(272,914,009)

Increase (decrease) in net assets from capital share transactions	48,828,817	44,337,402

Total increase (decrease) in net assets	12,539,759	(608,204,195)

Net Assets
Beginning of period	2,040,579,247	2,648,783,442

End of period	$2,053,119,006	$2,040,579,247

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	33,448	$284,719	79,135	$696,002
Reinvestments	121,785	973,060	167,206	1,364,400
Redemptions	(15,239)	(129,016)	(328,833)	(3,110,949)

Net increase (decrease)	139,994	$1,128,763	(82,492)	$(1,050,547)

Class C
Sales	1,352,456	$11,425,740	5,252,312	$48,771,762
Reinvestments	21,565,801	171,663,773	33,400,936	271,549,609
Redemptions	(16,052,973)	(135,389,459)	(30,501,408)	(274,933,422)

Net increase (decrease)	6,865,284	$47,700,054	8,151,840	$45,387,949

Increase (decrease) derived from capital shares transactions		$48,828,817		$44,337,402

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.22		$11.03	$10.57	$10.02	$9.33	$10.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07		0.18	0.14	0.13	0.20	0.19
Net realized and unrealized gain (loss)	0.51		(1.78)	0.89	1.10	1.29	(0.49)

Total income (loss) from investment operations	0.58		(1.60)	1.03	1.23	1.49	(0.30)

Less Distributions
Distributions from net investment income	(0.25)		(0.20)	(0.20)	(0.22)	(0.23)	(0.21)
Distributions from net realized capital gains	(0.51)		(1.01)	(0.37)	(0.46)	(0.57)	(0.49)

Total distributions	(0.76)		(1.21)	(0.57)	(0.68)	(0.80)	(0.70)

Net Asset Value, End of Period	$8.04		$8.22	$11.03	$10.57	$10.02	$9.33

Total Return (%) (b)	7.10	(c)	(14.41)	9.98	13.30	16.59	(3.14)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.33	(e)	0.33	0.32	0.33	0.33	0.32
Ratio of net investment income (loss) to average net assets (%) (f)	1.63	(e)	1.95	1.27	1.36	2.04	1.93
Portfolio turnover rate (%)	2	(c)	8	15	31	5	5
Net assets, end of period (in millions)	$11.3		$10.4	$14.9	$15.5	$13.2	$11.8

	Class C
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.17		$10.96	$10.51	$9.96	$9.28	$10.27

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		0.16	0.10	0.10	0.16	0.15
Net realized and unrealized gain (loss)	0.51		(1.77)	0.89	1.10	1.29	(0.47)

Total income (loss) from investment operations	0.56		(1.61)	0.99	1.20	1.45	(0.32)

Less Distributions
Distributions from net investment income	(0.22)		(0.17)	(0.17)	(0.19)	(0.20)	(0.18)
Distributions from net realized capital gains	(0.51)		(1.01)	(0.37)	(0.46)	(0.57)	(0.49)

Total distributions	(0.73)		(1.18)	(0.54)	(0.65)	(0.77)	(0.67)

Net Asset Value, End of Period	$8.00		$8.17	$10.96	$10.51	$9.96	$9.28

Total Return (%) (b)	6.90	(c)	(14.63)	9.64	12.99	16.16	(3.41)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.63	(e)	0.63	0.62	0.63	0.63	0.62
Ratio of net investment income (loss) to average net assets (%) (f)	1.30	(e)	1.73	0.97	1.01	1.69	1.54
Portfolio turnover rate (%)	2	(c)	8	15	31	5	5
Net assets, end of period (in millions)	$2,041.8		$2,030.2	$2,633.9	$2,666.1	$2,587.0	$2,479.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-9

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk

BHFTI-10

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding the short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$37,229,102	$0	$130,841,042

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$697,247	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTI-11

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
American Funds Capital World Bond Fund (Class 1)	$61,482,348	$15,227	$(1,962,584)	$(493,373)	$1,483,343	$60,524,961
American Funds The Bond Fund of America (Class 1)	387,887,544	2,349,611	(11,299,184)	(1,561,549)	5,458,416	382,834,838

	$449,369,892	$2,364,838	$(13,261,768)	$(2,054,922)	$6,941,759	$443,359,799

Security Description	Income earned from affiliates during the period	Number of shares held at June 30, 2023
American Funds Capital World Bond Fund (Class 1)	$—	6,239,687
American Funds The Bond Fund of America (Class 1)	2,263,258	40,298,404

	$2,263,258

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,141,956,701

Gross unrealized appreciation	104,598,139
Gross unrealized (depreciation)	(192,188,150)

Net unrealized appreciation (depreciation)	$(87,590,011)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$38,852,587	$42,091,710	$234,061,422	$89,697,756	$272,914,009	$131,789,466

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$52,349,730	$119,512,962	$(186,542,679)	$—	$(14,679,987)

BHFTI-12

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTI-13

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-14

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 8.03%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 6.99%.

MARKET ENVIRONMENT / CONDITIONS

The start of 2023 was characterized by pessimism around the trajectory of economic activity and an associated optimism that inflation was set to speedily return to central bank targets – a dynamic that simultaneously supported stock and bond returns. However, the January rally stalled after a streak of hot economic data signaled that a resilient labor market risks keeping inflation elevated for longer. The two-year U.S. Treasury yield, the most sensitive maturity to Federal Reserve (the “Fed”) policy, rose sharply in anticipation of more hawkish communication from the Fed. The subsequent bank tumult on both sides of the Atlantic sent markets tumbling in the first half of March, while also illustrating that the fastest rate hiking cycle since the 1980s is causing financial cracks. As the year progressed markets became more optimistic about the macro landscape, stemming from a slowdown in inflation, a robust labor market, and perceptions that a “soft-landing” scenario were increasingly more likely. This optimism was reflected by positive equity returns, particularly so in developed markets. The technology sector outperformed other industries, with stocks posting impressive returns, spurred by advancements in Artificial Intelligence.

In the midst of this economic landscape, the Fed stuck to its planned policy rate hike of 25 basis points in May, raising the target range to 5%–5.25% before signalling a “hawkish pause” in June. In Europe, the European Central Bank responded to the slow disinflationary process by continuously increasing its key interest rate throughout the first six months of the year, cumulatively bringing the rate to 4.0%. In Asia, Japan’s equities posted strong returns as the Yen weakened further while the Bank of Japan did not adjust its yield curve control policy. In contrast, China experienced a sharp decline in its equities as weakened foreign demand prompted the People’s Bank of China to consider more targeted fiscal stimulus measures.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio’s assets were allocated across a diversified mix of asset classes. The volatility of the Portfolio is generally managed by rotating out of risky assets and into cash or other less risky assets during periods of market turbulence. During the six-month period ended June 30, 2023, the Portfolio was briefly de-risked adding two basis points to performance. At period-end, the Portfolio was considered fully risked.

The Portfolio outperformed the Dow Jones Moderate Portfolio Index (“the Index”) over the six-month period ended June 30, 2023. Performance was supported by the Portfolio’s lower allocations to both emerging market equities and international fixed income compared to the Index, while strategic exposure to real estate and commodities detracted from performance. Tactical asset allocation was also additive over the period.

We started the year with a view of strong global growth expressed through a directional overweight to equities in the U.S. and an underweight to U.S. duration at the long end of the interest rate curve.

Within fixed income, the Portfolio held underweights at the U.S. 30-year, 10-year and 5-year points over the period. Positioning at the 5- and 10-year points was additive over the period as U.S. interest rates continued to price in a “higher for longer” interest rate environment that had been signalled by the Fed, allowing us to close out positioning at the 10-year point for a gain. U.S. inflation has remained above the Fed’s target of 2%, although they have recently paused rate hikes. Financial conditions have tightened materially over the start of the year as we have begun to see some weakness in the financial system with the regional banking crisis in the U.S.

Over the period our equity positioning was additive as markets prioritized robust macro data over potential future recession fears. We entered the year with a modest equity overweight through a long position in the U.S. As the year progressed, we added and later locked in profits by closing a Japanese equity overweight as the fallout from the Silicon Valley Bank incident caused dislocations across the broader market even as it was increasingly showing signs that it was a unique, localized event, rather than a harbinger of wider problems in the banking system. At period end, the Portfolio maintained an overweight to U.S. equities with a preference for value.

Positioning within currency was additive over the period due to the Portfolio’s overweight to the Euro, Australian dollar, and Canadian dollar vs. the U.S. dollar all contributed positively to performance. High nominal rates paired with large federal government financing needs creates a tradeoff between fighting inflation and fiscal sustainability. The team continued to maintain conviction in these positions, at period-end.

BHFTI-1

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio held derivatives during the period as a part of the investment strategy. Derivatives are used to hedge positioning, manage risk, as well as to seek to increase the return on investments. All derivatives performed as expected over the period.

Philip Green

Michael Pensky

Portfolio Manager

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
BlackRock Global Tactical Strategies Portfolio
Class B	8.03	5.46	2.51	4.36
Dow Jones Moderate Portfolio Index	6.99	8.00	4.57	5.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
iShares Core MSCI EAFE ETF	24.9
Vanguard Total Bond Market ETF	21.1
iShares Core U.S. Aggregate Bond ETF	14.2
iShares Core S&P 500 ETF	11.9
Technology Select Sector SPDR Fund	4.3
Health Care Select Sector SPDR Fund	2.1
iShares U.S. Real Estate ETF	2.1
Consumer Discretionary Select Sector SPDR Fund	1.6
Financial Select Sector SPDR Fund	1.6
Industrial Select Sector SPDR Fund	1.3

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	30.4
U.S. Large Cap Equities	29.7
International Developed Market Equities	25.3
Commodities	3.9
Real Estate Equities	2.5
U.S. Small Cap Equities	2.0

BHFTI-3

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class B (a) (b)	Actual	0.88%	$1,000.00	$1,080.30	$4.54
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.
(b)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Mutual Funds—89.6% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—89.6%
Communication Services Select Sector SPDR Fund (a)	876,989	$57,074,444
Consumer Discretionary Select Sector SPDR Fund (a)	418,953	71,142,409
Consumer Staples Select Sector SPDR Fund (a)	595,451	44,164,601
Energy Select Sector SPDR Fund (a)	341,490	27,718,743
Financial Select Sector SPDR Fund	2,095,451	70,637,653
Health Care Select Sector SPDR Fund (a)	672,958	89,321,715
Industrial Select Sector SPDR Fund (a)	538,391	57,780,122
iShares Core MSCI EAFE ETF (a) (b)	15,972,846	1,078,167,105
iShares Core S&P 500 ETF (a) (b)	1,158,561	516,382,223
iShares Core U.S. Aggregate Bond ETF (a) (b)	6,283,887	615,506,732
iShares U.S. Real Estate ETF (a) (b)	1,028,134	88,974,716
Materials Select Sector SPDR Fund (a)	216,812	17,967,210
Real Estate Select Sector SPDR Fund (a)	449,808	16,953,264
Technology Select Sector SPDR Fund (a)	1,072,358	186,440,162
Utilities Select Sector SPDR Fund (a)	277,697	18,172,492
Vanguard Total Bond Market ETF (a)	12,566,979	913,493,704

Total Mutual Funds (Cost $3,461,282,868)		3,869,897,295

Short-Term Investments—7.7%

Mutual Funds—6.4%
SSGA USD Liquidity Fund, D Shares, 5.174% (c)	276,866,775	276,866,775

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $57,116,545; collateralized by U.S. Treasury Bill at 0.000%, maturing 07/11/23, with a market value of $58,247,771.	57,105,600	57,105,600

Total Short-Term Investments (Cost $333,972,375)		333,972,375

Securities Lending Reinvestments (d)—26.3%

Certificates of Deposit—3.9%
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (e)	8,000,000	7,999,768
BNP Paribas S.A.
5.260%, SOFR + 0.200%, 09/18/23 (e)	2,000,000	2,000,000
5.310%, SOFR + 0.250%, 09/08/23 (e)	10,000,000	10,000,000
5.510%, SOFR + 0.450%, 10/10/23 (e)	10,000,000	10,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (e)	10,000,000	10,002,570
Cooperatieve Rabobank UA 5.590%, SOFR + 0.530%, 07/07/23 (e)	15,000,000	15,001,110
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (e)	5,000,000	4,996,405
KBC Bank NV 5.400%, 08/01/23	10,000,000	10,001,360
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/17/23	5,000,000	4,987,800
Zero Coupon, 07/20/23	5,000,000	4,985,650

Certificates of Deposit—(Continued)
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 08/17/23	2,000,000	1,985,900
Zero Coupon, 08/18/23	5,000,000	4,964,000
5.230%, SOFR + 0.170%, 09/06/23 (e)	6,000,000	5,998,206
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (e)	7,000,000	7,000,224
MUFG Bank Ltd. (NY) 5.240%, SOFR + 0.180%, 08/28/23 (e)	5,000,000	4,999,175
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (e)	9,000,000	9,001,395
Oversea-Chinese Banking Corp., Ltd. 5.300%, SOFR + 0.240%, 08/08/23 (e)	5,000,000	5,000,135
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (e)	4,000,000	4,000,091
Royal Bank of Canada 5.450%, FEDEFF PRV + 0.380%, 11/27/23 (e)	8,000,000	8,002,208
State Street Bank and Trust Co. 5.740%, SOFR + 0.680%, 07/14/23 (e)	10,000,000	10,001,800
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (e)	9,000,000	9,000,189
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/08/23	2,000,000	1,979,060
Sumitomo Mitsui Trust Bank, Ltd./ New York 5.380%, SOFR + 0.320%, 07/20/23 (e)	5,000,000	5,000,235
Svenska Handelsbanken AB 5.290%, SOFR + 0.230%, 08/08/23 (e)	3,000,000	3,000,186
Toronto-Dominion Bank (The) 5.520%, FEDEFF PRV + 0.450%, 10/13/23 (e)	10,000,000	10,002,160

		169,909,627

Commercial Paper—1.7%
Bank of Montreal 5.280%, 08/07/23	10,000,000	9,943,160
Bedford Row Funding Corp. 5.300%, SOFR + 0.240%, 07/19/23 (e)	10,000,000	10,000,140
La Banque Postale S.A. 5.250%, SOFR + 0.190%, 09/13/23 (e)	5,000,000	5,000,000
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (e)	10,000,000	9,998,680
Skandinaviska Enskilda Banken AB 5.420%, SOFR + 0.360%, 11/15/23 (e)	8,000,000	8,001,184
5.440%, SOFR + 0.380%, 12/15/23 (e)	10,000,000	9,999,500
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (e)	14,000,000	14,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	8,000,000	7,938,416

		74,881,080

Repurchase Agreements—11.0%
Barclays Bank plc Repurchase Agreement dated 06/30/23 at 5.420%, due on 10/03/23 with a maturity value of $10,143,028; collateralized by various Common Stock with an aggregate market value of $11,142,446.	10,000,000	10,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Capital, Inc. Repurchase Agreement dated 06/30/23 at 5.040%, due on 07/03/23 with a maturity value of $35,014,700; collateralized by U.S. Treasury Obligations with rate 0.000%, maturity dates ranging from 02/15/27 - 05/15/50, and an aggregate market value of $35,700,000.	35,000,000	$35,000,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $15,006,313; collateralized by U.S. Treasury Obligations with rate 0.000%, maturity dates ranging from 08/15/33 - 11/15/42, and an aggregate market value of $15,300,000.	15,000,000	15,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $18,093,975; collateralized by U.S. Treasury Obligations with rates ranging from 01.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $19,522,094.	18,000,000	18,000,000
Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $30,871,100; collateralized by various Common Stock with an aggregate market value of $33,000,004.	30,000,000	30,000,000
ING Financial Markets LLC Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $132,967,152; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 11/15/23 - 11/15/52, and an aggregate market value of $135,569,443.	132,911,218	132,911,218
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $45,129,446; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $46,199,183.	45,085,000	45,085,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $127,628,917; collateralized by various Common Stock with an aggregate market value of $142,279,651.	127,500,000	127,500,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $20,102,861; collateralized by various Common Stock with an aggregate market value of $22,225,481.	20,000,000	20,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $13,005,601; collateralized by various Common Stock with an aggregate market value of $14,462,069.	13,000,000	13,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $21,947,908; collateralized by various Common Stock with an aggregate market value of $24,419,650.	21,925,866	21,925,866

Repurchase Agreements—(Continued)
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $5,002,146; collateralized by various Common Stock with an aggregate market value of $5,502,362.	5,000,000	5,000,000

		473,422,084

Time Deposits—5.7%
ABN AMRO Bank NV 5.060%, 07/03/23	2,000,000	2,000,000
Australia & New Zealand Banking Group, Ltd. 5.050%, 07/03/23	20,000,000	20,000,000
Banco Santander S.A. (NY) 5.060%, 07/03/23	10,000,000	10,000,000
Barclays (NY) 5.080%, 07/03/23	25,000,000	25,000,000
Canadian Imperial Bank of Commerce 5.050%, 07/03/23	10,000,000	10,000,000
DNB Bank ASA (NY) 5.020%, 07/03/23	20,000,000	20,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	17,000,000	17,000,000
First Abu Dhabi Bank USA NV 5.070%, 07/03/23	15,000,000	15,000,000
National Australia Bank, Ltd. 5.050%, 07/03/23	12,000,000	12,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (e)	41,000,000	41,000,000
Nordea Bank Abp 5.050%, 07/03/23	12,000,000	12,000,000
Rabobank (NL) 5.050%, 07/03/23	28,000,000	28,000,000
Skandi (NY) 5.060%, 07/03/23	36,000,000	36,000,000

		248,000,000

Mutual Funds—4.0%
Allspring Government Money Market Fund, Select Class 5.020% (c)	25,000,000	25,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (c)	4,000,000	4,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 5.030% (c)	3,973,913	3,973,913
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (c)	75,000,000	75,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (c)	50,000,000	50,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (c)	4,804,663	4,804,663

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (c)	8,000,000	$8,000,000

		170,778,576

Total Securities Lending Reinvestments (Cost $1,137,002,157)		1,136,991,367

Total Investments—123.6% (Cost $4,932,257,400)		5,340,861,037
Other assets and liabilities (net)—(23.6)%		(1,019,381,373)

Net Assets—100.0%		$4,321,479,664

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $1,240,150,268 and the collateral received consisted of cash in the amount of $1,136,710,121 and non-cash collateral with a value of $117,973,424. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	65,330,237	JPMC	09/20/23	USD	43,724,874	$(111,253)
CAD	57,864,550	GSI	09/20/23	USD	43,228,148	503,842
EUR	77,112,495	GSI	09/20/23	USD	83,494,633	972,289

Contracts to Deliver
AUD	6,550,000	JPMC	09/20/23	USD	4,415,178	42,483
EUR	1,106,875	GSI	09/20/23	USD	1,198,484	(13,956)
GBP	4,314,000	DBAG	09/20/23	USD	5,422,908	(57,036)
JPY	534,016,801	DBAG	09/20/23	USD	3,886,734	141,492

Net Unrealized Appreciation						$1,477,861

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	09/15/23	149	USD	16,058,475	$(2,005)
Russell 2000 Index E-Mini Futures	09/15/23	915	USD	87,094,275	775,142
S&P 500 Index E-Mini Futures	09/15/23	117	USD	26,256,263	615,776

Futures Contracts—Short
U.S. Treasury Note 5 Year Futures	09/29/23	(1,589)	USD	(170,171,969)	3,361,715
U.S. Treasury Ultra Long Bond Futures	09/20/23	(319)	USD	(43,453,781)	(506,811)

Net Unrealized Appreciation					$4,243,817

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	3.225%	Annually	05/10/33	USD	635,000,000	$(17,528,183)	$422,178	$(17,950,361)
Pay	12M SOFR	Annually	3.375%	Annually	02/15/33	USD	250,000,000	(3,918,575)	3,883	(3,922,458)
Pay	12M SOFR	Annually	3.515%	Annually	06/21/33	USD	441,000,000	(1,566,671)	57,209	(1,623,880)

Totals								$(23,013,429)	$483,270	$(23,496,699)

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M SOFR	Quarterly	11/10/23	GSI	Russell 1000 Value Index	USD	84,961,666	$4,074,862	$—	$4,074,862
Pay	3M UST	Quarterly	03/20/24	JPMC	S&P GSCI Commodity Index	USD	15,675,436	(266,843)	—	(266,843)
Pay	3M UST	Quarterly	05/31/24	JPMC	S&P GSCI Commodity Index	USD	153,711,390	6,748,731	—	6,748,731

Totals								$10,556,750	$—	$10,556,750

(1)	There was no upfront premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(UST) —	U.S. Treasury Bill Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,869,897,295	$—	$—	$3,869,897,295
Short-Term Investments
Mutual Funds	276,866,775	—	—	276,866,775
Repurchase Agreement	—	57,105,600	—	57,105,600
Total Short-Term Investments	276,866,775	57,105,600	—	333,972,375
Securities Lending Reinvestments
Certificates of Deposit	—	169,909,627	—	169,909,627
Commercial Paper	—	74,881,080	—	74,881,080
Repurchase Agreements	—	473,422,084	—	473,422,084
Time Deposits	—	248,000,000	—	248,000,000
Mutual Funds	170,778,576	—	—	170,778,576
Total Securities Lending Reinvestments	170,778,576	966,212,791	—	1,136,991,367
Total Investments	$4,317,542,646	$1,023,318,391	$—	$5,340,861,037

Collateral for Securities Loaned (Liability)	$—	$(1,136,710,121)	$—	$(1,136,710,121)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,660,106	$—	$1,660,106
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(182,245)	—	(182,245)
Total Forward Contracts	$—	$1,477,861	$—	$1,477,861
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,752,633	$—	$—	$4,752,633
Futures Contracts (Unrealized Depreciation)	(508,816)	—	—	(508,816)
Total Futures Contracts	$4,243,817	$—	$—	$4,243,817
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(23,496,699)	$—	$(23,496,699)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$10,823,593	$—	$10,823,593
OTC Swap Contracts at Value (Liabilities)	—	(266,843)	—	(266,843)
Total OTC Swap Contracts	$—	$10,556,750	$—	$10,556,750

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$3,041,830,261
Affiliated investments at value (c) (d)	2,299,030,776
Cash	12,403,400
Cash denominated in foreign currencies (e)	17,160,415
Cash collateral (f)	85,052,000
OTC swap contracts at market value	10,823,593
Unrealized appreciation on forward foreign currency exchange contracts	1,660,106
Receivable for:
OTC swap contracts	699,738
Fund shares sold	33,451
Interest	843,358
Variation margin on futures contracts	139,523
Variation margin on centrally cleared swap contracts	2,756,697
Prepaid expenses	35,247

Total Assets	5,472,468,565
Liabilities
OTC swap contracts at market value	266,843
Cash collateral for OTC swap contracts	6,839,427
Unrealized depreciation on forward foreign currency exchange contracts	182,245
Collateral for securities loaned	1,136,710,121
Payables for:
Fund shares redeemed	1,922,582
Interest on OTC swap contracts	1,339,085
Accrued Expenses:
Management fees	2,166,048
Distribution and service fees	885,397
Deferred trustees’ fees	151,303
Other expenses	525,850

Total Liabilities	1,150,988,901

Net Assets	$4,321,479,664

Net Assets Consist of:
Paid in surplus	$4,405,562,214
Distributable earnings (Accumulated losses)	(84,082,550)

Net Assets	$4,321,479,664

Net Assets
Class B	$4,321,479,664
Capital Shares Outstanding*
Class B	503,709,488
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,920,347,142.
(b)	Includes securities loaned at value of $467,833,943.
(c)	Identified cost of affiliated investments was $2,011,910,258.
(d)	Includes securities loaned at value of $772,316,325.
(e)	Identified cost of cash denominated in foreign currencies was $17,472,204.
(f)	Includes collateral of $11,448,000 for futures contracts and $73,604,000 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$16,100,256
Dividends from affiliated investments	32,796,700
Interest	9,316,467
Securities lending income	1,096,102

Total investment income	59,309,525
Expenses
Management fees	14,326,293
Administration fees	100,906
Custodian and accounting fees	118,718
Distribution and service fees—Class B	5,395,676
Audit and tax services	34,321
Legal	24,806
Trustees’ fees and expenses	17,766
Shareholder reporting	47,134
Insurance	21,341
Miscellaneous	18,830

Total expenses	20,105,791
Less management fee waiver	(1,128,824)

Net expenses	18,976,967

Net Investment Income	40,332,558

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	32,041,247
Affiliated investments	13,443,821
Futures contracts	22,443,809
Swap contracts	(72,764,045)
Foreign currency transactions	210,076
Forward foreign currency transactions	1,497,176

Net realized gain (loss)	(3,127,916)

Net change in unrealized appreciation (depreciation) on:
Investments	75,132,009
Affiliated investments	170,154,741
Futures contracts	7,078,397
Swap contracts	41,168,975
Foreign currency transactions	(338,065)
Forward foreign currency transactions	1,596,478

Net change in unrealized appreciation (depreciation)	294,792,535

Net realized and unrealized gain (loss)	291,664,619

Net Increase (Decrease) in Net Assets From Operations	$331,997,177

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$40,332,558	$57,945,625
Net realized gain (loss)	(3,127,916)	(184,367,832)
Net change in unrealized appreciation (depreciation)	294,792,535	(954,191,348)

Increase (decrease) in net assets from operations	331,997,177	(1,080,613,555)

From Distributions to Shareholders
Class B	(136,026,847)	(293,170,924)

Total distributions	(136,026,847)	(293,170,924)

Increase (decrease) in net assets from capital share transactions	(136,775,847)	(302,248,787)

Total increase (decrease) in net assets	59,194,483	(1,676,033,266)

Net Assets
Beginning of period	4,262,285,181	5,938,318,447

End of period	$4,321,479,664	$4,262,285,181

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	516,013	$4,453,521	1,000,167	$8,665,951
Reinvestments	15,928,202	136,026,847	35,194,589	293,170,924
Redemptions	(32,185,069)	(277,256,215)	(67,284,810)	(604,085,662)

Net increase (decrease)	(15,740,854)	$(136,775,847)	(31,090,054)	$(302,248,787)

Increase (decrease) derived from capital shares transactions		$(136,775,847)		$(302,248,787)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.21		$10.79		$10.36	$11.10	$9.22	$10.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.11		0.10	0.09	0.18	0.11
Net realized and unrealized gain (loss)	0.57		(2.12)		0.90	0.25	1.72	(0.82)

Total income (loss) from investment operations	0.65		(2.01)		1.00	0.34	1.90	(0.71)

Less Distributions
Distributions from net investment income	(0.28)		(0.22)		(0.15)	(0.17)	(0.02)	(0.15)
Distributions from net realized capital gains	0.00		(0.35)		(0.42)	(0.91)	0.00	(0.76)

Total distributions	(0.28)		(0.57)		(0.57)	(1.08)	(0.02)	(0.91)

Net Asset Value, End of Period	$8.58		$8.21		$10.79	$10.36	$11.10	$9.22

Total Return (%) (b)	7.90	(c)(d)	(18.79	)(d)	9.79	4.31	20.63	(7.18)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.93	(f)	0.93		0.93	0.93	0.92	0.92
Net ratio of expenses to average net assets (%) (e) (g)	0.88	(f)	0.87		0.86	0.88	0.88	0.87
Ratio of net investment income (loss) to average net assets (%)	1.87	(f)	1.19		0.94	0.90	1.71	1.08
Portfolio turnover rate (%)	3	(c)	11		11	42	36	40
Net assets, end of period (in millions)	$4,321.5		$4,262.3		$5,938.3	$6,151.5	$6,647.0	$6,256.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2023, the Portfolio held $280,095,679 in the Subsidiary, representing 5.1% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and currencies, and futures synthetic futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

BHFTI-14

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $57,105,600. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $473,422,084. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

BHFTI-15

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Consolidated Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

BHFTI-16

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, treasury and other interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterpartyto cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

BHFTI-17

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Consolidated Assets & Liabilities Location	Fair Value	Statement of Consolidated Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$3,361,715	Unrealized depreciation on futures contracts (a) (b)	$506,811
			Unrealized depreciation on centrally cleared swap contracts (a) (c)	23,496,699
Equity	Unrealized appreciation on futures contracts (a) (b)	1,390,918	Unrealized depreciation on futures contracts (a) (b)	2,005
	OTC swap contracts at market value (d)	4,074,862
Commodity	OTC swap contracts at market value (d)	6,748,731	OTC swap contracts at market value (d)	266,843
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,660,106	Unrealized depreciation on forward foreign currency exchange contracts	182,245

Total		$17,236,332		$24,454,603

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities
(d)	Excludes OTC swap interest payable of $1,339,085.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

BHFTI-18

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Deutsche Bank AG	$141,492	$(57,036)	$—	$84,456
Goldman Sachs International	5,550,993	(13,956)	(2,660,000)	2,877,037
JPMorgan Chase Bank N.A.	6,791,214	(378,096)	(4,179,427)	2,233,691

	$12,483,699	$(449,088)	$(6,839,427)	$5,195,184

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Deutsche Bank AG	$57,036	$(57,036)	$—	$—
Goldman Sachs International	13,956	(13,956)	—	—
JPMorgan Chase Bank N.A.	378,096	(378,096)	—	—

	$449,088	$(449,088)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$—	$1,497,176	$1,497,176
Swap contracts . . . . . . . . . . . . . . . .	(41,603,175)	(4,298,596)	(26,862,274)	—	(72,764,045)
Futures contracts . . . . . . . . . . . . . . .	6,013,311	16,430,498	—	—	22,443,809

	$(35,589,864)	$12,131,902	$(26,862,274)	$1,497,176	$(48,823,060)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$—	$1,596,478	$1,596,478
Swap contracts . . . . . . . . . . . . . . . .	28,184,135	4,074,862	8,909,978	—	41,168,975
Futures contracts . . . . . . . . . . . . . . .	2,857,083	4,221,314	—	—	7,078,397

	$31,041,218	$8,296,176	$8,909,978	$1,596,478	$49,843,850

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions . .	$89,476,184
Futures contracts long . . . . . . . . . . . . .	155,003,654
Futures contracts short . . . . . . . . . . . . .	(189,621,839)
Swap contracts . . . . . . . . . . . . . . . . . .	1,504,396,860

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTI-19

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk

BHFTI-20

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

BHFTI-21

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$111,306,657	$0	$324,782,143

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$14,326,293	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-22

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.180%	First $100 million
0.130%	$100 million to $300 million
0.080%	$300 million to $600 million
0.055%	$600 million to $1 billion
0.030%	$1 billion to $2.5 billion
0.050%	$2.5 billion to $4.5 billion
0.100%	$4.5 billion to $6.5 billion
0.130%	Over $6.5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETFs for the six months ended June 30, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023	Income earned from affiliates during the period	Number of shares held at June 30, 2023
iShares Core MSCI EAFE ETF	$1,066,440,544	$—	$(87,798,231)	$8,086,015	$91,438,777	$1,078,167,105	$20,508,543	15,972,846
iShares Core S&P 500 ETF	505,351,029	—	(65,888,458)	22,423,756	54,495,896	516,382,223	3,609,217	1,158,561
iShares Core U.S. Aggregate Bond ETF	601,957,572	111,306,657	(102,495,500)	(17,065,950)	21,803,953	615,506,732	7,808,531	6,283,887
iShares U.S. Real Estate ETF	86,558,601	—	—	—	2,416,115	88,974,716	870,409	1,028,134

	$2,260,307,746	$111,306,657	$(256,182,189)	$13,443,821	$170,154,741	$2,299,030,776	$32,796,700

BHFTI-23

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$5,218,493,361

Gross unrealized appreciation	635,352,698
Gross unrealized (depreciation)	(519,720,023)

Net unrealized appreciation (depreciation)	$115,632,675

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$113,451,823	$264,690,994	$179,719,101	$50,364,037	$293,170,924	$315,055,031

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$136,392,034	$—	$(176,523,568)	$(239,771,867)	$(279,903,401)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $239,771,867.

11. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-24

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-25

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the BlackRock High Yield Portfolio returned 5.56% and 5.41%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index¹, returned 5.38%.

MARKET ENVIRONMENT / CONDITIONS

Volatility over the period was largely driven by the debt ceiling standoff, though we also saw strong U.S. economic data, highlighting the resiliency of the domestic economy. The Federal Reserve (the “Fed”) then decided on a ‘hawkish pause’; pausing to see the impact of their previous rate hikes while sending a message that the fight against inflation is not yet over. CCC-rated high yield bonds posted the best returns in the second quarter out of any high yield (“HY”) ratings segment delivering 4.18%, followed by B rated bonds at 1.90% and BB rated bonds at 0.88%. Considering the rate volatility during the period, the return experience has told a similar story so far this year. CCC rated bonds returned 9.35% on a total return basis year-to-date, followed by B rated bonds at 5.44% and BB rated bonds at 4.34%. HY excess returns over government bonds have reached 4.11% year-to-date versus the 5.38% total return figure.

In the primary market, this period, we have seen just over $92 billion of gross issuance. Most issuance over the second quarter has been opportunistic refinancing alongside pockets of market stability. The bid/ask spread still remains too wide to see much of a merger and acquisition pipeline. That said, with rate volatility coming down over the course of the period, it has become easier for all parties to agree on valuation to get deals across the finish line. Despite CCC rated bonds’ outperformance in the second quarter, the majority of this quarter’s issuance was concentrated in the BB/B space, similar to what we have seen in 2023 on the whole. BB/B issuance totaled almost $50 billion in the second quarter while CCC issuance was just under $6 billion. Notably, sell-side estimates for annual issuance totals are being revised upwards. For example, Barclays took their estimate of annual supply from $170-$210 billion up to $210-$240 billion. This revision is largely being driven by continued appetite for bond refinancings, particularly bond-for-loan transactions. This refinancing activity continues to occur despite the elevated yield environment as the HY market approaches the 2025/2026 maturity wall (debt that will need to be repaid or refinanced).

HY flows for 2023 stand at -$10 billion, after a $7.6 billion inflow in the second quarter to partially offset the large outflows that we saw in the first quarter. 2023 net outflows come after 2022 outflows of $46.6 billion. “Sideline demand” can be viewed as strong with the amount of capital that has previously been in the HY market that is able to be redeployed as the opportunity presents itself based on 2021 to date net outflows versus 2020. Currently this sideline demand totals almost $60 billion.

The leveraged finance default backdrop is gradually ticking up with a current trailing twelve-month default rate of 2.7% (inclusive of distressed exchanges). However, this figure remains below the historical average of 3.2%. Backward-looking datapoints such as interest coverage and leverage have been at particularly strong levels, but we have started to experience fundamental weakening alongside a slowdown in earnings growth in the HY space.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the first six-months of 2023, security selection in technology, media & entertainment, and cable & satellite were the biggest contributors to active performance, whereas our underweight to retailers and adverse security selection in leisure were the biggest detractors. By credit rating, our underweight to BB rated bonds was most additive to active performance, whereas our overweight to single-C rated bonds and overweight to single-A rated were detractors. Finally, our out-of-benchmark positions in equities and Investment Grade (“IG”) bonds were additive to the Portfolio’s performance during the first half of 2023, whereas our allocations to HY bonds and bank loans were additive on a total effect basis, which combines both sector allocation and security selection factors. From a ratings perspective, the Portfolio was consistently underweight BB-rated bonds and overweight B-rated and CCC-rated bonds.

From a tactical asset allocation perspective, at period end, the Portfolio continued to hold IG credit and bank loans, although we’ve reduced our bank loan positioning slightly during the first half of 2023 on the back of strong relative performance. During this same period, the HY bond allocation has increased.

At period end, from a sector standpoint, the Portfolio’s top sector overweights were to the information technology, diversified manufacturing, and aerospace/defense sectors and sub-sectors. The Portfolio’s largest sector and sub-sector underweights include retailers, healthcare, and electric, respectively.

BHFTI-1

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio maintains a tactical position to liquid high yield index securities such as credit default swaps (“CDX”) or exchange traded funds (“ETFs”) as an efficient means of portfolio management. Over the quarter, the Portfolio used derivatives as a risk management tool. All derivative instruments performed as expected over the period.

James Keenan^

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

^James Keenan stepped down as PM effective May 31, 2023 to focus on the private credit business within BlackRock.

1 The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

BHFTI-2

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
BlackRock High Yield Portfolio
Class A	5.56	9.22	3.76	4.82
Class B	5.41	8.96	3.50	4.55
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	5.38	9.07	3.34	4.43

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Sectors

% of Net Assets
Corporate Bonds & Notes	89.3
Floating Rate Loans	8.1
Common Stocks	0.4
Convertible Bonds	0.2

BHFTI-3

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.64%	$1,000.00	$1,055.60	$3.26
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

Class B (a)	Actual	0.89%	$1,000.00	$1,054.10	$4.53
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—89.3% of Net Assets

Security Description	Principal Amount*	Value

Advertising—1.0%
Clear Channel International B.V. 6.625%, 08/01/25 (144A) (a)	809,000	$804,946
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/27 (144A)	3,884,000	3,526,256
7.500%, 06/01/29 (144A)	2,096,000	1,550,990
7.750%, 04/15/28 (144A) (a)	490,000	384,650
CMG Media Corp. 8.875%, 12/15/27 (144A)	861,000	603,428
Outfront Media Capital LLC / Outfront Media Capital Corp. 4.250%, 01/15/29 (144A)	1,048,000	880,697
4.625%, 03/15/30 (144A)	146,000	121,633
5.000%, 08/15/27 (144A)	1,067,000	968,516
Stagwell Global LLC 5.625%, 08/15/29 (144A)	275,000	235,327
Summer BC Holdco B S.a.r.l. 5.750%, 10/31/26 (EUR)	100,000	96,980

		9,173,423

Aerospace/Defense—4.0%
Bombardier, Inc. 6.000%, 02/15/28 (144A) (a)	1,515,000	1,431,832
7.125%, 06/15/26 (144A)	3,326,000	3,303,592
7.450%, 05/01/34 (144A)	374,000	426,360
7.500%, 03/15/25 (144A)	26,000	26,045
7.500%, 02/01/29 (144A)	1,573,000	1,554,667
7.875%, 04/15/27 (144A)	2,287,000	2,281,112
F-Brasile S.p.A. / F-Brasile U.S. LLC 7.375%, 08/15/26 (144A) (a)	1,400,000	1,267,000
Howmet Aerospace, Inc. 5.125%, 10/01/24	30,000	29,663
Rolls-Royce plc 5.750%, 10/15/27 (144A)	2,348,000	2,295,767
Spirit AeroSystems, Inc. 7.500%, 04/15/25 (144A)	88,000	86,954
9.375%, 11/30/29 (144A)	1,544,000	1,652,968
TransDigm, Inc. 6.250%, 03/15/26 (144A)	11,442,000	11,386,079
6.375%, 06/15/26	96,000	94,753
6.750%, 08/15/28 (144A)	7,951,000	7,981,134
7.500%, 03/15/27	818,000	819,162
Triumph Group, Inc. 9.000%, 03/15/28 (144A)	2,310,000	2,358,600

		36,995,688

Agriculture—0.1%
Darling Ingredients, Inc. 6.000%, 06/15/30 (144A) (a)	1,166,000	1,138,779

Airlines—1.8%
Air Canada 3.875%, 08/15/26 (144A)	968,000	897,193
Air France-KLM 8.125%, 05/31/28 (EUR)	100,000	112,803
Allegiant Travel Co. 7.250%, 08/15/27 (144A)	303,000	301,882

Airlines—(Continued)
American Airlines, Inc. 7.250%, 02/15/28 (144A)	203,000	201,791
11.750%, 07/15/25 (144A) (a)	3,242,000	3,554,944
American Airlines, Inc. / AAdvantage Loyalty IP, Ltd. 5.500%, 04/20/26 (144A)	480,370	475,898
5.750%, 04/20/29 (144A)	2,618,182	2,542,199
Delta Air Lines, Inc. / SkyMiles IP, Ltd. 4.750%, 10/20/28 (144A)	298,958	290,195
Deutsche Lufthansa AG 3.500%, 07/14/29 (EUR)	100,000	98,724
Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd. 5.750%, 01/20/26 (144A)	822,000	778,054
International Consolidated Airlines Group S.A. 3.750%, 03/25/29 (EUR)	100,000	95,071
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.500%, 06/20/27 (144A)	1,478,343	1,482,034
Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd. 8.000%, 09/20/25 (144A)	542,401	546,463
United Airlines Pass-Through Trust 4.875%, 01/15/26	85,625	81,725
5.875%, 10/15/27	1,394,964	1,382,985
United Airlines, Inc. 4.375%, 04/15/26 (144A)	1,337,000	1,270,291
4.625%, 04/15/29 (144A)	1,982,000	1,805,935
VistaJet Malta Finance plc / XO Management Holding, Inc. 6.375%, 02/01/30 (144A)	457,000	367,991
7.875%, 05/01/27 (144A)	337,000	302,778

		16,588,956

Apparel—0.4%
Crocs, Inc. 4.125%, 08/15/31 (144A) (a)	724,000	584,630
Hanesbrands, Inc. 4.875%, 05/15/26 (144A)	84,000	78,417
9.000%, 02/15/31 (144A) (a)	1,165,000	1,174,164
Kontoor Brands, Inc. 4.125%, 11/15/29 (144A)	269,000	224,625
Levi Strauss & Co. 3.500%, 03/01/31 (144A)	1,458,000	1,206,495

		3,268,331

Auto Manufacturers—1.4%
Ford Motor Co. 3.250%, 02/12/32	828,000	651,375
4.346%, 12/08/26	128,000	123,707
6.100%, 08/19/32 (a)	481,000	466,164
Ford Motor Credit Co. LLC 2.700%, 08/10/26	800,000	714,220
3.375%, 11/13/25	206,000	191,554
3.810%, 01/09/24	987,000	972,934
4.134%, 08/04/25	217,000	205,803
4.389%, 01/08/26	200,000	189,281
4.535%, 03/06/25 (GBP)	109,000	131,231
4.687%, 06/09/25	200,000	192,653

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
Ford Motor Credit Co. LLC 4.950%, 05/28/27	692,000	$652,755
5.125%, 06/16/25	928,000	902,508
6.800%, 05/12/28	2,435,000	2,437,233
6.860%, 06/05/26 (GBP)	108,000	133,664
7.200%, 06/10/30	1,427,000	1,440,143
7.350%, 03/06/30	1,827,000	1,865,809
General Motors Financial Co., Inc. 5.700%, 5Y H15 + 4.997%, 09/30/30 (a) (b)	270,000	237,018
Jaguar Land Rover Automotive plc 4.500%, 07/15/28 (EUR)	100,000	95,207
RCI Banque S.A. 2.625%, 5Y EUR Swap + 2.850%, 02/18/30 (EUR) (b)	300,000	303,816
Renault S.A. 2.375%, 05/25/26 (EUR)	100,000	100,771
Wabash National Corp. 4.500%, 10/15/28 (144A)	546,000	473,446

		12,481,292

Auto Parts & Equipment—1.7%
Adient Global Holdings, Ltd. 3.500%, 08/15/24 (EUR)	14,945	15,979
Clarios Global L.P. 6.750%, 05/15/25 (144A)	1,387,000	1,387,849
Clarios Global L.P. / Clarios U.S. Finance Co. 4.375%, 05/15/26 (EUR)	937,000	972,964
6.250%, 05/15/26 (144A)	1,220,000	1,212,144
6.750%, 05/15/28 (144A) (a)	2,609,000	2,599,875
8.500%, 05/15/27 (144A)	7,123,000	7,134,653
Dana Financing Luxembourg S.a.r.l. 8.500%, 07/15/31 (EUR)	100,000	112,557
Dealer Tire LLC / DT Issuer LLC 8.000%, 02/01/28 (144A)	392,000	357,098
Forvia 2.750%, 02/15/27 (EUR)	100,000	98,698
3.750%, 06/15/28 (EUR)	100,000	98,794
Goodyear Tire & Rubber Co. (The) 5.000%, 07/15/29	234,000	211,006
5.625%, 04/30/33	12,000	10,447
9.500%, 05/31/25	444,000	454,022
IHO Verwaltungs GmbH 3.875%, 4.625% PIK, 05/15/27 (EUR) (c)	101,000	99,286
Titan International, Inc. 7.000%, 04/30/28	150,000	140,242
ZF Finance GmbH 2.000%, 05/06/27 (EUR)	100,000	94,798
3.750%, 09/21/28 (EUR)	100,000	97,966
5.750%, 08/03/26 (EUR)	100,000	109,375

		15,207,753

Banks—1.3%
AIB Group plc 5.250%, 5Y EUR Swap + 5.702%, 10/09/24 (EUR) (b)	200,000	203,574
Banco BPM S.p.A. 2.875%, 5Y EUR Swap + 3.170%, 06/29/31 (EUR) (b)	200,000	190,452
5.000%, 5Y EUR Swap + 5.419%, 09/14/30 (EUR) (b)	100,000	106,665
6.000%, 3M EURIBOR + 2.800%, 06/14/28 (EUR) (b)	150,000	162,521

Banks—(Continued)
Banco de Sabadell S.A. 5.250%, 1Y EUR Swap + 2.400%, 02/07/29 (EUR) (b)	100,000	106,803
Banco Espirito Santo S.A. 2.625%, 05/08/17 (EUR) (d)	400,000	100,390
4.750%, 01/15/18 (EUR) (d)	1,000,000	250,976
Bank of America Corp. 6.204%, SOFR + 1.990%, 11/10/28 (b)	787,000	808,917
Bank of Cyprus PCL 2.500%, 1Y EUR Swap + 2.785%, 06/24/27 (EUR) (b)	100,000	95,207
Bank of Ireland Group plc 7.500%, 5Y EUR Swap + 7.924%, 05/19/25 (EUR) (b)	200,000	213,618
Barclays plc 8.000%, 5Y H15 + 5.672%, 06/15/24 (b)	200,000	188,980
8.000%, 5Y H15 + 5.431%, 03/15/29 (b)	495,000	442,233
BNP Paribas S.A. 6.875%, 5Y EUR Swap + 4.645%, 12/06/29 (EUR) (b)	200,000	208,923
Citigroup, Inc. 4.150%, 5Y H15 + 3.000%, 11/15/26 (b)	10,000	8,045
5.950%, 3M TSFR + 4.167%, 05/15/25 (b)	275,000	263,733
6.174%, SOFR + 2.660%, 05/25/34 (b)	1,130,000	1,139,845
Commerzbank AG 6.125%, 5Y EUR Swap + 6.363%, 10/09/25 (EUR) (b)	200,000	198,598
First-Citizens Bank & Trust Co. 6.000%, 04/01/36	1,604,000	1,439,020
Goldman Sachs Group, Inc. (The) 4.950%, 5Y H15 + 3.224%, 02/10/25 (b)	1,490,000	1,404,668
Hongkong & Shanghai Banking Corp., Ltd. (The) 5.460%, 3M LIBOR + 0.188%, 07/31/23 (b)	95,000	94,549
HSBC Holdings plc 7.390%, SOFR + 3.350%, 11/03/28 (b)	490,000	517,138
Intesa Sanpaolo S.p.A. 4.198%, 1Y H15 + 2.600%, 06/01/32 (144A) (b)	415,000	309,295
4.950%, 1Y H15 + 2.750%, 06/01/42 (144A) (b)	305,000	200,866
5.148%, 06/10/30 (GBP)	100,000	102,325
5.710%, 01/15/26 (144A)	300,000	285,609
Lloyds Banking Group plc 8.000%, 5Y H15 + 3.913%, 09/27/29 (b)	640,000	584,736
Macquarie Bank Ltd. 6.798%, 01/18/33 (144A)	285,000	285,966
Morgan Stanley 5.948%, 5Y H15 + 2.430%, 01/19/38 (b)	245,000	241,825
PNC Financial Services Group, Inc. (The) 6.200%, 5Y H15 + 3.238%, 09/15/27 (b)	780,000	727,077
6.250%, 7Y H15 + 2.808%, 03/15/30 (b)	761,000	683,188
Societe Generale S.A. 7.875%, 5Y EUR Swap + 5.228%, 01/18/29 (EUR) (b)	100,000	104,292
UBS Group AG 7.750%, 1Y EURIBOR ICE Swap + 4.950%, 03/01/29 (EUR) (b)	100,000	120,794

		11,790,828

Biotechnology—0.0%
Cidron Aida Finco S.a.r.l. 6.250%, 04/01/28 (GBP)	100,000	110,395
Grifols Escrow Issuer S.A. 3.875%, 10/15/28 (EUR)	100,000	93,161

		203,556

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—1.6%
Camelot Return Merger Sub, Inc. 8.750%, 08/01/28 (144A)	555,000	$524,472
Emerald Debt Merger Sub LLC 6.375%, 12/15/30 (EUR)	100,000	108,711
6.375%, 12/15/30 (144A) (EUR)	415,000	451,150
6.625%, 12/15/30 (144A)	7,354,000	7,289,652
HT Troplast GmbH 9.250%, 07/15/25 (EUR) †	100,000	110,678
JELD-WEN, Inc. 4.625%, 12/15/25 (144A) (a)	455,000	440,781
6.250%, 05/15/25 (144A)	326,000	328,852
Masonite International Corp. 3.500%, 02/15/30 (144A) (a)	574,000	482,156
5.375%, 02/01/28 (144A) (a)	180,000	171,580
New Enterprise Stone & Lime Co., Inc. 5.250%, 07/15/28 (144A)	222,000	202,027
9.750%, 07/15/28 (144A)	284,000	273,969
PCF GmbH 4.750%, 04/15/26 (EUR)	100,000	83,641
Smyrna Ready Mix Concrete LLC 6.000%, 11/01/28 (144A)	2,089,000	1,970,018
Standard Industries, Inc. 2.250%, 11/21/26 (EUR)	222,000	214,745
3.375%, 01/15/31 (144A)	750,000	603,782
4.375%, 07/15/30 (144A)	1,640,000	1,420,399
4.750%, 01/15/28 (144A)	166,000	154,585
5.000%, 02/15/27 (144A) (a)	93,000	88,634
Summit Materials LLC / Summit Materials Finance Corp. 5.250%, 01/15/29 (144A)	54,000	51,018

		14,970,850

Chemicals—2.0%
Ashland, Inc. 3.375%, 09/01/31 (144A)	327,000	261,188
Avient Corp. 7.125%, 08/01/30 (144A)	289,000	292,302
Axalta Coating Systems Dutch Holding B.V. 3.750%, 01/15/25 (EUR)	200,000	213,884
Axalta Coating Systems LLC 3.375%, 02/15/29 (144A) (a)	750,000	638,437
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. 4.750%, 06/15/27 (144A)	631,000	594,748
Chemours Co. (The) 4.625%, 11/15/29 (144A)	244,000	206,208
5.750%, 11/15/28 (144A) (a)	384,000	352,854
Element Solutions, Inc. 3.875%, 09/01/28 (144A)	5,300,000	4,623,593
FIS - Fabbrica Italiana Sintetici S.p.A. 5.625%, 08/01/27 (EUR)	167,000	161,586
HB Fuller Co. 4.250%, 10/15/28	257,000	228,740
Herens Holdco S.a.r.l. 4.750%, 05/15/28 (144A)	1,553,000	1,203,575

Chemicals—(Continued)
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 07/01/28 (144A)	933,000	812,978
INEOS Quattro Finance 2 plc 2.500%, 01/15/26 (EUR)	100,000	97,494
Ingevity Corp. 3.875%, 11/01/28 (144A)	191,000	163,070
Kobe U.S. Midco 2, Inc. 9.250%, 10.000% PIK, 11/01/26 (144A) (c)	720,000	475,200
Kronos International, Inc. 3.750%, 09/15/25 (EUR)	100,000	99,161
LSF11 A5 HoldCo LLC 6.625%, 10/15/29 (144A)	367,000	306,518
Minerals Technologies, Inc. 5.000%, 07/01/28 (144A)	365,000	332,150
NOVA Chemicals Corp. 4.875%, 06/01/24 (144A)	161,000	157,294
Olympus Water U.S. Holding Corp. 9.625%, 11/15/28 (EUR)	123,000	128,849
9.750%, 11/15/28 (144A)	1,893,000	1,846,243
SCIL IV LLC / SCIL USA Holdings LLC 5.375%, 11/01/26 (144A)	662,000	603,506
9.500%, 07/15/28 (EUR)	100,000	109,447
SK Invictus Intermediate II S.a.r.l. 5.000%, 10/30/29 (144A) (a)	1,287,000	1,022,689
Synthomer plc 3.875%, 07/01/25 (EUR)	100,000	100,687
WR Grace Holdings LLC 4.875%, 06/15/27 (144A)	333,000	308,835
5.625%, 08/15/29 (144A)	2,574,000	2,108,878
7.375%, 03/01/31 (144A)	969,000	949,602

		18,399,716

Commercial Services—5.2%
ADT Security Corp. (The) 4.125%, 08/01/29 (144A)	75,000	64,781
4.875%, 07/15/32 (144A) (a)	184,000	157,320
Albion Financing 1 S.a.r.l. / Aggreko Holdings, Inc. 6.125%, 10/15/26 (144A)	481,000	452,140
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.000%, 06/01/29 (144A) (a)	4,218,000	3,112,485
6.625%, 07/15/26 (144A)	2,302,000	2,184,468
9.750%, 07/15/27 (144A)	631,000	557,775
Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas Luxco 4 S.a.r.l. 4.625%, 06/01/28 (144A)	4,946,000	4,177,005
4.875%, 06/01/28 (GBP)	100,000	98,425
AMN Healthcare, Inc. 4.000%, 04/15/29 (144A)	212,000	184,877
APi Group DE, Inc. 4.125%, 07/15/29 (144A)	352,000	303,598
4.750%, 10/15/29 (144A)	276,000	248,566
APX Group, Inc. 5.750%, 07/15/29 (144A)	718,000	623,154
6.750%, 02/15/27 (144A)	590,000	578,188

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
BCP V Modular Services Finance II plc 4.750%, 11/30/28 (EUR)	200,000	$185,450
6.125%, 11/30/28 (GBP)	100,000	104,775
Block, Inc. 2.750%, 06/01/26	2,295,000	2,089,581
3.500%, 06/01/31	3,839,000	3,179,544
Brink’s Co. (The) 5.500%, 07/15/25 (144A)	100,000	98,812
CoreLogic, Inc. 4.500%, 05/01/28 (144A)	2,045,000	1,648,781
Garda World Security Corp. 4.625%, 02/15/27 (144A)	653,000	597,496
7.750%, 02/15/28 (144A)	1,413,000	1,402,573
9.500%, 11/01/27 (144A)	180,000	173,897
Gartner, Inc. 4.500%, 07/01/28 (144A)	126,000	117,711
Global Payments, Inc. 5.400%, 08/15/32 (a)	1,437,000	1,400,266
5.950%, 08/15/52	901,000	862,121
Graham Holdings Co. 5.750%, 06/01/26 (144A)	80,000	78,400
Herc Holdings, Inc. 5.500%, 07/15/27 (144A) (a)	1,307,000	1,252,298
Hertz Corp. (The) 4.625%, 12/01/26 (144A)	346,000	312,265
5.000%, 12/01/29 (144A)	271,000	224,018
La Financiere Atalian SASU 5.125%, 05/15/25 (EUR)	200,000	149,743
Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc. 5.000%, 02/01/26 (144A) (a)	561,000	504,900
Loxam SAS 6.375%, 05/15/28 (EUR)	100,000	107,844
Metis Merger Sub LLC 6.500%, 05/15/29 (144A)	330,000	284,659
Neptune Bidco U.S., Inc. 9.290%, 04/15/29 (144A)	774,000	710,542
Nesco Holdings II, Inc. 5.500%, 04/15/29 (144A)	593,000	530,735
Prime Security Services Borrower LLC / Prime Finance, Inc. 5.750%, 04/15/26 (144A)	665,000	652,782
6.250%, 01/15/28 (144A) (a)	1,378,000	1,290,912
Q-Park Holding I B.V. 1.500%, 03/01/25 (EUR)	100,000	104,395
Rekeep S.p.A. 7.250%, 02/01/26 (EUR)	100,000	102,004
Sabre GLBL, Inc. 7.375%, 09/01/25 (144A)	770,000	683,460
9.250%, 04/15/25 (144A)	79,000	73,675
Service Corp. International 4.000%, 05/15/31	1,141,000	976,730
5.125%, 06/01/29	52,000	48,995
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625%, 11/01/26 (144A)	1,590,000	1,491,054
Sotheby’s 7.375%, 10/15/27 (144A) (a)	2,521,000	2,267,369

Commercial Services—(Continued)
Sotheby’s / Bidfair Holdings, Inc. 5.875%, 06/01/29 (144A)	1,022,000	794,605
Techem Verwaltungsgesellschaft 674 mbH 6.000%, 07/30/26 (EUR)	87,920	93,945
Techem Verwaltungsgesellschaft 675 mbH 2.000%, 07/15/25 (EUR)	100,000	103,658
United Rentals North America, Inc. 6.000%, 12/15/29 (144A)	4,891,000	4,878,971
Verisure Holding AB 3.250%, 02/15/27 (EUR)	148,000	143,315
3.875%, 07/15/26 (EUR)	100,000	102,295
9.250%, 10/15/27 (EUR)	100,000	115,940
Verscend Escrow Corp. 9.750%, 08/15/26 (144A)	3,862,000	3,873,941
Williams Scotsman International, Inc. 4.625%, 08/15/28 (144A)	505,000	461,605
6.125%, 06/15/25 (144A)	645,000	640,214

		47,659,058

Computers—1.1%
Ahead DB Holdings LLC 6.625%, 05/01/28 (144A)	382,000	310,669
Banff Merger Sub, Inc. 8.375%, 09/01/26 (EUR)	100,000	104,438
Booz Allen Hamilton, Inc. 3.875%, 09/01/28 (144A)	519,000	469,415
4.000%, 07/01/29 (144A)	1,023,000	916,349
CA Magnum Holdings 5.375%, 10/31/26 (144A)	1,661,000	1,487,198
Crowdstrike Holdings, Inc. 3.000%, 02/15/29	104,000	89,683
KBR, Inc. 4.750%, 09/30/28 (144A)	447,000	405,664
McAfee Corp. 7.375%, 02/15/30 (144A)	2,953,000	2,567,700
NCR Corp. 5.000%, 10/01/28 (144A)	569,000	507,793
6.125%, 09/01/29 (144A)	318,000	318,266
Presidio Holdings, Inc. 4.875%, 02/01/27 (144A)	125,000	117,264
Science Applications International Corp. 4.875%, 04/01/28 (144A)	344,000	319,932
Seagate HDD Cayman 8.250%, 12/15/29 (144A)	996,000	1,040,292
8.500%, 07/15/31 (144A)	1,263,000	1,324,495
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 5.750%, 06/01/25 (144A) (a)	322,000	321,652

		10,300,810

Cosmetics/Personal Care—0.0%
Coty, Inc. 3.875%, 04/15/26 (EUR)	137,000	144,636
Coty, Inc. / HFC Prestige Products, Inc. / HFC Prestige International U.S. LLC 4.750%, 01/15/29 (144A)	45,000	41,490

		186,126

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Distribution/Wholesale—0.2%
American Builders & Contractors Supply Co., Inc. 3.875%, 11/15/29 (144A)	97,000	$82,806
BCPE Empire Holdings, Inc. 7.625%, 05/01/27 (144A)	1,051,000	977,434
H&E Equipment Services, Inc. 3.875%, 12/15/28 (144A)	98,000	84,846
Resideo Funding, Inc. 4.000%, 09/01/29 (144A)	159,000	131,907
Ritchie Bros Auctioneers, Inc. 6.750%, 03/15/28 (144A)	201,000	202,592

		1,479,585

Diversified Financial Services—2.4%
AG TTMT Escrow Issuer LLC 8.625%, 09/30/27 (144A) (a)	390,000	399,735
American Express Co. 3.550%, 5Y H15 + 2.854%, 09/15/26 (b)	1,985,000	1,647,550
Capital One Financial Corp. 6.312%, SOFR + 2.640%, 06/08/29 (b)	380,000	377,440
6.377%, SOFR + 2.860%, 06/08/34 (b)	275,000	273,030
Discover Financial Services 6.700%, 11/29/32	215,000	221,500
Enact Holdings, Inc. 6.500%, 08/15/25 (144A)	989,000	971,521
Encore Capital Group, Inc. 4.875%, 10/15/25 (EUR)	100,000	101,965
GGAM Finance, Ltd. 7.750%, 05/15/26 (144A)	125,000	125,469
8.000%, 06/15/28 (144A)	125,000	125,064
Global Aircraft Leasing Co., Ltd. 6.500%, 7.250% PIK, 09/15/24 (144A) (c)	762,226	697,703
Home Point Capital, Inc. 5.000%, 02/01/26 (144A)	2,383,000	2,136,560
Jefferies Finance LLC / JFIN Co-Issuer Corp. 5.000%, 08/15/28 (144A)	880,000	721,436
Lehman Brothers Holdings, Inc. Zero Coupon, 02/05/14 (EUR) (d)	4,500,000	20,624
4.750%, 01/16/14 (EUR) (d)	2,140,000	9,808
5.375%, 10/17/12 (EUR) (d)	350,000	1,604
Macquarie Airfinance Holdings, Ltd. 8.375%, 05/01/28 (144A) (a)	283,000	286,945
Nationstar Mortgage Holdings, Inc. 5.125%, 12/15/30 (144A) (a)	208,000	168,730
5.750%, 11/15/31 (144A)	315,000	258,755
6.000%, 01/15/27 (144A)	594,000	552,589
Navient Corp. 5.500%, 03/15/29	573,000	488,523
5.875%, 10/25/24	149,000	146,432
7.250%, 09/25/23	131,000	131,000
9.375%, 07/25/30	398,000	395,871
NFP Corp. 4.875%, 08/15/28 (144A)	1,863,000	1,664,005
6.875%, 08/15/28 (144A)	5,270,000	4,574,467
7.500%, 10/01/30 (144A)	283,000	274,002

Diversified Financial Services—(Continued)
OneMain Finance Corp. 3.500%, 01/15/27	306,000	262,530
4.000%, 09/15/30	303,000	233,310
5.375%, 11/15/29 (a)	806,000	685,219
6.625%, 01/15/28	474,000	447,110
6.875%, 03/15/25	753,000	745,569
7.125%, 03/15/26	615,000	604,233
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 2.875%, 10/15/26 (144A)	2,471,000	2,186,835
SLM Corp. 3.125%, 11/02/26 (a)	481,000	416,065

		22,353,199

Electric—1.3%
Calpine Corp. 4.625%, 02/01/29 (144A)	54,000	45,559
5.000%, 02/01/31 (144A) (a)	52,000	43,008
5.125%, 03/15/28 (144A)	1,323,000	1,180,648
5.250%, 06/01/26 (144A)	27,000	26,074
Clearway Energy Operating LLC 3.750%, 01/15/32 (144A)	709,000	577,060
4.750%, 03/15/28 (144A)	541,000	499,138
Edison International 5.000%, 5Y H15 + 3.901%, 12/15/26 (b)	480,000	414,672
5.375%, 5Y H15 + 4.698%, 03/15/26 (b)	1,100,000	961,290
EDP - Energias de Portugal S.A. 1.875%, 5Y EUR Swap + 2.380%, 08/02/81 (EUR) (b)	100,000	95,789
5.943%, 5Y EUR Swap + 3.184%, 04/23/83 (EUR) (b)	100,000	108,030
Electricite de France S.A. 2.875%, 5Y EUR Swap + 3.373%, 12/15/26 (EUR) (b)	200,000	185,623
3.000%, 5Y EUR Swap + 3.198%, 09/03/27 (EUR) (b)	200,000	184,369
9.125%, 5Y H15 + 5.411%, 03/15/33 (144A) (b)	569,000	583,498
FirstEnergy Transmission LLC 4.550%, 04/01/49 (144A)	173,000	144,321
5.450%, 07/15/44 (144A)	886,000	819,286
Naturgy Finance B.V. 2.374%, 5Y EUR Swap + 2.437%, 11/23/26 (EUR) (b)	100,000	95,836
NextEra Energy Operating Partners L.P. 4.250%, 09/15/24 (144A)	12,000	11,460
NRG Energy, Inc. 3.875%, 02/15/32 (144A)	238,000	183,376
5.750%, 01/15/28	168,000	159,205
7.000%, 03/15/33 (144A)	480,000	483,977
10.250%, 5Y H15 + 5.920%, 03/15/28 (144A) (b)	1,182,000	1,114,591
Pacific Gas and Electric Co. 6.100%, 01/15/29	680,000	669,061
6.400%, 06/15/33	995,000	989,553
6.750%, 01/15/53	480,000	473,709
Palomino Funding Trust 7.233%, 05/17/28 (144A)	322,000	322,159
Pattern Energy Operations L.P. / Pattern Energy Operations, Inc. 4.500%, 08/15/28 (144A)	437,000	399,126
Talen Energy Supply, LLC 8.625%, 06/01/30 (144A)	354,000	366,390
TransAlta Corp. 7.750%, 11/15/29	280,000	288,260

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Vistra Corp. 7.000%, 5Y H15 + 5.740%, 12/15/26 (144A) (b)	657,000	$573,232

		11,998,300

Electrical Components & Equipment—0.2%
WESCO Distribution, Inc. 7.125%, 06/15/25 (144A)	400,000	404,214
7.250%, 06/15/28 (144A)	1,417,000	1,445,419

		1,849,633

Electronics—0.5%
Coherent Corp. 5.000%, 12/15/29 (144A) (a)	1,579,000	1,425,221
Imola Merger Corp. 4.750%, 05/15/29 (144A) (a)	786,000	683,589
Sensata Technologies B.V. 4.000%, 04/15/29 (144A) (a)	680,000	605,394
5.625%, 11/01/24 (144A)	161,000	159,785
5.875%, 09/01/30 (144A)	439,000	426,833
Sensata Technologies, Inc. 3.750%, 02/15/31 (144A) (a)	108,000	92,393
4.375%, 02/15/30 (144A)	1,574,000	1,407,545

		4,800,760

Energy-Alternate Sources—0.0%
Cullinan Holdco Scsp 4.625%, 10/15/26 (EUR)	100,000	92,082
TerraForm Power Operating LLC 4.750%, 01/15/30 (144A)	195,000	172,088

		264,170

Engineering & Construction—0.3%
Abertis Infraestructuras Finance B.V. 3.248%, 5Y EUR Swap + 3.694%, 11/24/25 (EUR) (b)	200,000	195,641
Arcosa, Inc. 4.375%, 04/15/29 (144A)	953,000	853,890
Azzurra Aeroporti S.p.A. 2.125%, 05/30/24 (EUR)	194,000	204,684
2.625%, 05/30/27 (EUR)	100,000	97,778
Cellnex Finance Co. S.A. 1.000%, 09/15/27 (EUR)	100,000	93,714
1.250%, 01/15/29 (EUR)	200,000	180,784
2.000%, 09/15/32 (EUR)	100,000	85,676
Dycom Industries, Inc. 4.500%, 04/15/29 (144A)	304,000	276,093
Gatwick Airport Finance plc 4.375%, 04/07/26 (GBP)	100,000	115,034
Heathrow Finance plc 4.125%, 09/01/29 (GBP) (e)	100,000	102,711
Infrastrutture Wireless Italiane S.p.A. 1.625%, 10/21/28 (EUR)	105,000	100,386
MasTec, Inc. 4.500%, 08/15/28 (144A)	377,000	347,829

		2,654,220

Security Description	Principal Amount*	Value

Entertainment—4.2%
Allwyn Entertainment Financing UK plc 7.250%, 04/30/30 (EUR)	100,000	$110,680
7.875%, 04/30/29 (144A)	400,000	404,604
Boyne USA, Inc. 4.750%, 05/15/29 (144A) (a)	908,000	818,252
Caesars Entertainment, Inc. 4.625%, 10/15/29 (144A) (a)	1,474,000	1,287,112
6.250%, 07/01/25 (144A)	3,199,000	3,184,186
7.000%, 02/15/30 (144A)	3,878,000	3,894,443
8.125%, 07/01/27 (144A)	3,013,000	3,083,712
Caesars Resort Collection LLC / CRC Finco, Inc. 5.750%, 07/01/25 (144A)	691,000	699,170
CCM Merger, Inc. 6.375%, 05/01/26 (144A)	186,000	180,420
CDI Escrow Issuer, Inc. 5.750%, 04/01/30 (144A)	2,696,000	2,509,485
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. 5.500%, 05/01/25 (144A) (a)	1,257,000	1,247,521
6.500%, 10/01/28	122,000	118,976
Churchill Downs, Inc. 4.750%, 01/15/28 (144A)	974,000	903,289
5.500%, 04/01/27 (144A)	439,000	422,068
6.750%, 05/01/31 (144A)	1,169,000	1,155,849
Cirsa Finance International S.a.r.l. 6.250%, 12/20/23 (EUR)	24,133	26,215
CPUK Finance, Ltd. 4.875%, 02/28/47 (GBP)	100,000	120,240
Inter Media and Communication S.p.A. 6.750%, 02/09/27 (EUR)	105,000	110,696
Lions Gate Capital Holdings LLC 5.500%, 04/15/29 (144A)	960,000	695,232
Live Nation Entertainment, Inc. 3.750%, 01/15/28 (144A)	429,000	382,882
4.750%, 10/15/27 (144A)	1,139,000	1,062,117
4.875%, 11/01/24 (144A)	76,000	74,820
5.625%, 03/15/26 (144A)	44,000	42,980
6.500%, 05/15/27 (144A)	3,684,000	3,703,610
Lottomatica S.p.A. 6.250%, 07/15/25 (EUR)	100,000	110,757
7.588%, 3M EURIBOR + 4.125%, 06/01/28 (EUR) (b)	125,000	136,912
Merlin Entertainments, Ltd. 5.750%, 06/15/26 (144A)	1,000,000	963,743
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. 4.875%, 05/01/29 (144A)	599,000	528,946
Motion Bondco DAC 6.625%, 11/15/27 (144A)	297,000	271,879
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp. 5.625%, 09/01/29 (144A) (a)	307,000	232,537
5.875%, 09/01/31 (144A)	315,000	232,391
Raptor Acquisition Corp. / Raptor Co-Issuer LLC 4.875%, 11/01/26 (144A)†	471,000	443,917
Scientific Games Holdings L.P. / Scientific Games U.S. FinCo, Inc. 6.625%, 03/01/30 (144A) (a)	183,000	161,040

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Scientific Games International, Inc. 7.000%, 05/15/28 (144A)	296,000	$294,420
7.250%, 11/15/29 (144A)	290,000	290,363
8.625%, 07/01/25 (144A)	435,000	444,243
Six Flags Entertainment Corp. 7.250%, 05/15/31 (144A) (a)	1,144,000	1,114,199
Six Flags Theme Parks, Inc. 7.000%, 07/01/25 (144A)	245,000	246,224
Vail Resorts, Inc. 6.250%, 05/15/25 (144A)	333,000	333,398
Warnermedia Holdings, Inc. 5.141%, 03/15/52 (a)	2,247,000	1,829,615
5.391%, 03/15/62	1,229,000	1,001,599
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125%, 10/01/29 (144A)	2,710,000	2,428,684
7.125%, 02/15/31 (144A)	912,000	906,475

		38,209,901

Environmental Control—1.2%
Clean Harbors, Inc. 5.125%, 07/15/29 (144A)	402,000	380,333
6.375%, 02/01/31 (144A)	284,000	285,778
Covanta Holding Corp. 4.875%, 12/01/29 (144A)	438,000	378,870
5.000%, 09/01/30	257,000	217,968
GFL Environmental, Inc. 3.500%, 09/01/28 (144A)	202,000	179,777
3.750%, 08/01/25 (144A)	571,000	543,232
4.000%, 08/01/28 (144A)	1,880,000	1,680,816
4.250%, 06/01/25 (144A)	233,000	224,846
4.375%, 08/15/29 (144A)	526,000	468,323
4.750%, 06/15/29 (144A)	1,170,000	1,068,925
5.125%, 12/15/26 (144A)	347,000	334,781
Madison IAQ LLC 5.875%, 06/30/29 (144A)	921,000	745,926
Paprec Holding S.A. 4.000%, 03/31/25 (EUR)	100,000	106,627
Stericycle, Inc. 3.875%, 01/15/29 (144A)	344,000	305,438
Tervita Corp. 11.000%, 12/01/25 (144A)	167,000	177,164
Waste Pro USA, Inc. 5.500%, 02/15/26 (144A)	3,895,000	3,610,656

		10,709,460

Food—1.8%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC 3.250%, 03/15/26 (144A)	929,000	857,996
3.500%, 03/15/29 (144A)	198,000	171,397
4.625%, 01/15/27 (144A)	1,454,000	1,377,671
4.875%, 02/15/30 (144A) (a)	722,000	666,565
5.875%, 02/15/28 (144A)	568,000	551,948
6.500%, 02/15/28 (144A)	401,000	401,666

Food—(Continued)
Bellis Acquisition Co. plc 3.250%, 02/16/26 (GBP)	200,000	212,092
4.500%, 02/16/26 (GBP)	109,000	118,385
Casino Guichard Perrachon S.A. 3.992%, 5Y EUR Swap + 3.819%, 01/31/24 (EUR)	100,000	600
Chobani LLC / Chobani Finance Corp., Inc. 4.625%, 11/15/28 (144A)	2,790,000	2,538,900
7.500%, 04/15/25 (144A) (a)	3,647,000	3,628,806
Darling Global Finance B.V. 3.625%, 05/15/26 (EUR)	229,000	243,638
Lamb Weston Holdings, Inc. 4.125%, 01/31/30 (144A)	797,000	712,290
4.375%, 01/31/32 (144A)	885,000	790,549
4.875%, 05/15/28 (144A)	333,000	318,926
Performance Food Group, Inc. 4.250%, 08/01/29 (144A)	1,056,000	940,168
5.500%, 10/15/27 (144A)	111,000	106,952
Picard Groupe SAS 3.875%, 07/01/26 (EUR)	100,000	99,845
Post Holdings, Inc. 4.500%, 09/15/31 (144A)	190,000	162,266
4.625%, 04/15/30 (144A)	428,000	375,082
5.750%, 03/01/27 (144A)	2,000	1,952
Premier Foods Finance plc 3.500%, 10/15/26 (GBP)	100,000	110,627
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed 4.625%, 03/01/29 (144A) (a)	729,000	584,086
U.S. Foods, Inc. 4.625%, 06/01/30 (144A)	108,000	96,794
4.750%, 02/15/29 (144A)	1,051,000	962,242
6.250%, 04/15/25 (144A)	309,000	308,872
United Natural Foods, Inc. 6.750%, 10/15/28 (144A)	203,000	168,263

		16,508,578

Food Service—0.4%
Aramark International Finance S.a.r.l. 3.125%, 04/01/25 (EUR)	323,000	337,954
Aramark Services, Inc. 5.000%, 04/01/25 (144A)	565,000	556,723
5.000%, 02/01/28 (144A)	1,714,000	1,615,513
6.375%, 05/01/25 (144A)	782,000	781,279

		3,291,469

Forest Products & Paper—0.0%
Ahlstrom Holding 3 Oy 3.625%, 02/04/28 (EUR)	100,000	90,033

Gas—0.1%
AmeriGas Partners LP / AmeriGas Finance Corp. 9.375%, 06/01/28 (144A)	759,000	770,856

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Hand/Machine Tools—0.3%
IMA Industria Macchine Automatiche S.p.A 3.750%, 01/15/28 (EUR)	100,000	$95,480
Regal Rexnord Corp. 6.050%, 02/15/26 (144A)	220,000	220,279
6.050%, 04/15/28 (144A)	1,530,000	1,518,843
6.300%, 02/15/30 (144A)	505,000	503,505
6.400%, 04/15/33 (144A)	912,000	911,231

		3,249,338

Healthcare-Products—0.9%
Avantor Funding, Inc. 2.625%, 11/01/25 (EUR)	266,000	278,086
3.875%, 07/15/28 (EUR)	100,000	99,779
3.875%, 11/01/29 (144A) (a)	850,000	744,199
4.625%, 07/15/28 (144A)	1,196,000	1,108,600
Embecta Corp. 6.750%, 02/15/30 (144A)	211,000	189,090
Garden Spinco Corp. 8.625%, 07/20/30 (144A)	536,000	576,067
Medline Borrower L.P. 3.875%, 04/01/29 (144A)	1,655,000	1,438,300
5.250%, 10/01/29 (144A)	3,940,000	3,418,734
Teleflex, Inc. 4.250%, 06/01/28 (144A)	341,000	311,587
4.625%, 11/15/27	58,000	54,665

		8,219,107

Healthcare-Services—2.7%
Acadia Healthcare Co., Inc. 5.000%, 04/15/29 (144A)	196,000	180,732
5.500%, 07/01/28 (144A)	246,000	235,262
AHP Health Partners, Inc. 5.750%, 07/15/29 (144A)	863,000	744,105
Cano Health LLC 6.250%, 10/01/28 (144A)	215,000	134,375
Catalent Pharma Solutions, Inc. 2.375%, 03/01/28 (EUR)	107,000	93,857
3.125%, 02/15/29 (144A)	705,000	573,214
3.500%, 04/01/30 (144A)	495,000	400,950
5.000%, 07/15/27 (144A)	82,000	75,226
Centene Corp. 2.450%, 07/15/28	422,000	360,707
2.500%, 03/01/31	1,565,000	1,248,041
2.625%, 08/01/31	214,000	170,532
3.000%, 10/15/30	530,000	441,647
Charles River Laboratories International, Inc. 4.000%, 03/15/31 (144A)	100,000	86,856
4.250%, 05/01/28 (144A)	88,000	80,571
CHS/Community Health Systems, Inc. 4.750%, 02/15/31 (144A)	1,216,000	919,033
5.250%, 05/15/30 (144A)	2,147,000	1,691,250
5.625%, 03/15/27 (144A)	669,000	589,548
6.000%, 01/15/29 (144A)	1,321,000	1,111,291

Healthcare-Services—(Continued)
Clariane SE 4.125%, 5Y UKG + 9.079%, 03/15/24 (GBP) (b)	100,000	101,565
Encompass Health Corp. 4.500%, 02/01/28	54,000	50,239
4.625%, 04/01/31	632,000	560,243
4.750%, 02/01/30	1,140,000	1,037,972
Fortrea Holdings, Inc. 7.500%, 07/01/30 (144A)	542,000	554,992
HealthEquity, Inc. 4.500%, 10/01/29 (144A)	1,545,000	1,361,658
IQVIA, Inc. 1.750%, 03/15/26 (EUR)	240,000	241,919
5.000%, 10/15/26 (144A)	299,000	288,706
6.500%, 05/15/30 (144A)	584,000	589,766
Legacy LifePoint Health LLC 4.375%, 02/15/27 (144A) (a)	258,000	199,631
6.750%, 04/15/25 (144A) (a)	666,000	618,594
ModivCare, Inc. 5.875%, 11/15/25 (144A) (a)	562,000	520,491
Molina Healthcare, Inc. 3.875%, 05/15/32 (144A) (a)	404,000	338,693
4.375%, 06/15/28 (144A)	527,000	485,816
Surgery Center Holdings, Inc. 6.750%, 07/01/25 (144A) (a)	835,000	832,025
10.000%, 04/15/27 (144A)	474,000	484,665
Tenet Healthcare Corp. 4.625%, 06/15/28	152,000	141,966
4.875%, 01/01/26	1,708,000	1,663,574
5.125%, 11/01/27	994,000	948,949
6.125%, 10/01/28	746,000	718,174
6.125%, 06/15/30	481,000	474,122
6.250%, 02/01/27	492,000	486,966
6.750%, 05/15/31 (144A)	2,876,000	2,883,005

		24,720,928

Home Builders—0.4%
Ashton Woods USA LLC / Ashton Woods Finance Co. 4.625%, 08/01/29 (144A)	270,000	230,102
4.625%, 04/01/30 (144A)	397,000	338,879
6.625%, 01/15/28 (144A)	145,000	138,594
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 4.875%, 02/15/30 (144A) (a)	679,000	532,667
5.000%, 06/15/29 (144A)	548,000	438,799
Installed Building Products, Inc. 5.750%, 02/01/28 (144A)	273,000	257,121
K Hovnanian Enterprises, Inc. 7.750%, 02/15/26 (144A) (a)	370,000	362,600
KB Home 7.250%, 07/15/30	178,000	180,243
Mattamy Group Corp. 4.625%, 03/01/30 (144A) (a)	368,000	318,134
5.250%, 12/15/27 (144A) (a)	310,000	288,888

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
Meritage Homes Corp. 5.125%, 06/06/27	129,000	$123,944
Taylor Morrison Communities, Inc. 5.125%, 08/01/30 (144A)	88,000	81,251
5.875%, 06/15/27 (144A)	52,000	51,074
Tri Pointe Homes, Inc. 5.250%, 06/01/27	174,000	164,596
5.700%, 06/15/28	120,000	115,920
5.875%, 06/15/24	107,000	106,197

		3,729,009

Home Furnishings—0.1%
Tempur Sealy International, Inc. 3.875%, 10/15/31 (144A)	306,000	249,284
4.000%, 04/15/29 (144A)	528,000	457,088

		706,372

Household Products/Wares—0.1%
Central Garden & Pet Co. 4.125%, 10/15/30	347,000	290,680
4.125%, 04/30/31 (144A)	454,000	374,303
5.125%, 02/01/28	130,000	122,127
Spectrum Brands, Inc. 5.000%, 10/01/29 (144A)	118,000	105,324
5.500%, 07/15/30 (144A)	113,000	103,113

		995,547

Housewares—0.2%
CD&R Smokey Buyer, Inc. 6.750%, 07/15/25 (144A)	877,000	811,828
Scotts Miracle-Gro Co. (The) 4.000%, 04/01/31	400,000	312,798
4.375%, 02/01/32 (a)	72,000	56,691
SWF Escrow Issuer Corp. 6.500%, 10/01/29 (144A)	915,000	549,026

		1,730,343

Insurance—2.7%
Acrisure LLC / Acrisure Finance, Inc. 6.000%, 08/01/29 (144A)	360,000	311,694
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 4.250%, 10/15/27 (144A)	3,085,000	2,768,457
5.875%, 11/01/29 (144A)	2,984,000	2,595,841
6.750%, 10/15/27 (144A) (a)	7,121,000	6,693,740
6.750%, 04/15/28 (144A)	2,015,000	1,998,353
AmWINS Group, Inc. 4.875%, 06/30/29 (144A)	760,000	686,267
GTCR AP Finance, Inc. 8.000%, 05/15/27 (144A)	538,000	527,371
HUB International, Ltd. 7.000%, 05/01/26 (144A) (a)	2,449,000	2,442,522
7.250%, 06/15/30 (144A)	4,085,000	4,218,171
Jones Deslauriers Insurance Management, Inc. 8.500%, 03/15/30 (144A)	1,347,000	1,374,223
10.500%, 12/15/30 (144A)	673,000	675,072

Insurance—(Continued)
Liberty Mutual Group, Inc. 3.625%, 5Y EUR Swap + 3.700%, 05/23/59 (EUR) (b)	140,000	144,748
MGIC Investment Corp. 5.250%, 08/15/28	332,000	313,162
Ryan Specialty Group LLC 4.375%, 02/01/30 (144A)	457,000	404,536

		25,154,157

Internet—1.4%
Acuris Finance U.S., Inc. / Acuris Finance S.a.r.l. 5.000%, 05/01/28 (144A)	1,260,000	975,222
ANGI Group LLC 3.875%, 08/15/28 (144A)	576,000	470,308
Arches Buyer, Inc. 4.250%, 06/01/28 (144A)	241,000	209,716
Cablevision Lightpath LLC 3.875%, 09/15/27 (144A)	359,000	300,662
5.625%, 09/15/28 (144A)	532,000	394,107
Engineering - Ingegneria Informatica - S.p.A 11.125%, 05/15/28 (EUR)	100,000	109,753
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.500%, 03/01/29 (144A) (a)	532,000	455,840
5.250%, 12/01/27 (144A)	172,000	163,400
Iliad S.A. 5.375%, 06/14/27 (EUR)	100,000	107,581
5.625%, 02/15/30 (EUR)	100,000	105,465
ION Trading Technologies S.a.r.l. 5.750%, 05/15/28 (144A)	706,000	609,426
Match Group Holdings II LLC 3.625%, 10/01/31 (144A)	839,000	689,608
4.125%, 08/01/30 (144A)	41,000	35,116
4.625%, 06/01/28 (144A)	439,000	403,265
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc. 4.750%, 04/30/27 (144A)	734,000	648,269
Uber Technologies, Inc. 4.500%, 08/15/29 (144A) (a)	3,601,000	3,314,354
6.250%, 01/15/28 (144A)	1,046,000	1,040,833
7.500%, 05/15/25 (144A)	1,516,000	1,534,131
8.000%, 11/01/26 (144A)	903,000	920,258
United Group B.V. 4.875%, 07/01/24 (EUR)	100,000	108,014

		12,595,328

Investment Companies—0.6%
Blackstone Private Credit Fund 3.250%, 03/15/27	196,000	169,368
7.050%, 09/29/25	205,000	204,468
Compass Group Diversified Holdings LLC 5.250%, 04/15/29 (144A) (a)	534,000	468,061
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	1,096,000	861,127
4.750%, 09/15/24	301,000	287,595
5.250%, 05/15/27	1,252,000	1,079,725
6.250%, 05/15/26 (a)	300,000	273,034

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Investment Companies—(Continued)
Owl Rock Capital Corp. 3.400%, 07/15/26	167,000	$147,923
3.750%, 07/22/25	476,000	441,080
Owl Rock Core Income Corp. 3.125%, 09/23/26	113,000	97,372
5.500%, 03/21/25	471,000	453,233
7.750%, 09/16/27 (144A)	892,000	887,485

		5,370,471

Iron/Steel—0.7%
ATI, Inc. 4.875%, 10/01/29	277,000	249,352
5.125%, 10/01/31	746,000	664,619
5.875%, 12/01/27	440,000	425,818
Big River Steel LLC / BRS Finance Corp. 6.625%, 01/31/29 (144A)	4,185,000	4,134,001
Carpenter Technology Corp. 6.375%, 07/15/28	718,000	703,640
7.625%, 03/15/30	606,000	612,849

		6,790,279

Leisure Time—3.0%
Carnival Corp. 4.000%, 08/01/28 (144A) (a)	1,898,000	1,682,615
5.750%, 03/01/27 (144A)	2,715,000	2,499,402
6.000%, 05/01/29 (144A) (a)	1,480,000	1,321,395
7.625%, 03/01/26 (144A) (a)	435,000	426,039
9.875%, 08/01/27 (144A)	630,000	656,229
10.125%, 02/01/26 (EUR)	134,000	153,313
10.500%, 02/01/26 (144A)	696,000	731,644
Carnival Holdings Bermuda, Ltd. 10.375%, 05/01/28 (144A)	6,519,000	7,130,017
Life Time, Inc. 5.750%, 01/15/26 (144A)	886,000	863,436
8.000%, 04/15/26 (144A)	704,000	695,116
Lindblad Expeditions Holdings, Inc. 9.000%, 05/15/28 (144A)	650,000	659,508
Lindblad Expeditions LLC 6.750%, 02/15/27 (144A)	842,000	802,005
MajorDrive Holdings IV LLC 6.375%, 06/01/29 (144A)	511,000	405,744
NCL Corp., Ltd. 5.875%, 03/15/26 (144A)	968,000	905,626
7.750%, 02/15/29 (144A)	119,000	113,027
8.375%, 02/01/28 (144A)	348,000	363,641
NCL Finance, Ltd. 6.125%, 03/15/28 (144A)	367,000	330,307
Royal Caribbean Cruises, Ltd. 4.250%, 07/01/26 (144A)	239,000	219,390
5.375%, 07/15/27 (144A)	451,000	421,709
5.500%, 08/31/26 (144A)	369,000	349,853
5.500%, 04/01/28 (144A)	280,000	261,111
7.250%, 01/15/30 (144A)	1,319,000	1,335,941
8.250%, 01/15/29 (144A)	509,000	534,376
9.250%, 01/15/29 (144A)	927,000	987,637

Leisure Time—(Continued)
Royal Caribbean Cruises, Ltd.
11.500%, 06/01/25 (144A)	205,000	217,505
11.625%, 08/15/27 (144A)	472,000	513,271
Viking Cruises, Ltd. 5.875%, 09/15/27 (144A)	736,000	676,472
9.125%, 07/15/31 (144A)	1,688,000	1,704,880
Viking Ocean Cruises Ship VII, Ltd. 5.625%, 02/15/29 (144A)	432,000	395,280

		27,356,489

Lodging—1.0%
Accor S.A. 4.375%, 5Y EUR Swap + 4.561%, 01/30/24 (EUR) (b)	100,000	107,245
Boyd Gaming Corp. 4.750%, 12/01/27	269,000	254,872
4.750%, 06/15/31 (144A) (a)	399,000	356,448
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/32 (144A)	350,000	291,808
3.750%, 05/01/29 (144A)	394,000	349,719
4.000%, 05/01/31 (144A)	81,000	70,347
4.875%, 01/15/30	445,000	414,927
5.375%, 05/01/25 (144A)	131,000	129,327
5.750%, 05/01/28 (144A)	332,000	326,925
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.875%, 04/01/27	361,000	350,200
Melco Resorts Finance, Ltd. 4.875%, 06/06/25 (144A)	600,000	571,620
5.375%, 12/04/29 (144A) (a)	1,400,000	1,156,858
5.750%, 07/21/28 (144A)	200,000	176,000
MGM China Holdings, Ltd. 4.750%, 02/01/27 (144A)	200,000	182,000
5.250%, 06/18/25 (144A)	200,000	191,607
5.875%, 05/15/26 (144A)	200,000	190,500
MGM Resorts International 5.750%, 06/15/25 (a)	61,000	60,454
Station Casinos LLC 4.500%, 02/15/28 (144A)	422,000	378,774
4.625%, 12/01/31 (144A)	764,000	643,670
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/28 (144A) (a)	314,000	286,745
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.250%, 05/15/27 (144A)	426,000	403,530
Wynn Macau, Ltd. 5.625%, 08/26/28 (144A)	2,317,000	2,021,582

		8,915,158

Machinery-Construction & Mining—0.4%
BWX Technologies, Inc. 4.125%, 06/30/28 (144A)	597,000	544,673
4.125%, 04/15/29 (144A)	545,000	491,862
Terex Corp. 5.000%, 05/15/29 (144A)	839,000	780,001
Vertiv Group Corp. 4.125%, 11/15/28 (144A) (a)	1,892,000	1,704,642

		3,521,178

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—1.2%
ATS Corp. 4.125%, 12/15/28 (144A)	237,000	$212,124
Chart Industries, Inc. 7.500%, 01/01/30 (144A)	2,056,000	2,097,644
9.500%, 01/01/31 (144A) (a)	242,000	256,765
GrafTech Finance, Inc. 4.625%, 12/15/28 (144A)	363,000	294,946
GrafTech Global Enterprises, Inc. 9.875%, 12/15/28 (144A)	789,000	783,082
Husky III Holding, Ltd. 13.000%, 02/15/25 (144A) (c)	720,000	655,200
Mueller Water Products, Inc. 4.000%, 06/15/29 (144A)	186,000	165,035
OT Merger Corp. 7.875%, 10/15/29 (144A)	317,000	198,130
Renk AG 5.750%, 07/15/25 (EUR)	100,000	107,232
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.750%, 04/15/26 (144A)	1,796,000	1,629,870
TK Elevator Holdco GmbH 6.625%, 07/15/28 (EUR)	90,000	83,487
7.625%, 07/15/28 (144A) (a)	1,313,000	1,191,002
TK Elevator Midco GmbH 4.375%, 07/15/27 (EUR)	385,000	374,963
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	3,645,000	3,367,516

		11,416,996

Media—4.5%
Altice Financing S.A. 2.250%, 01/15/25 (EUR)	100,000	101,482
3.000%, 01/15/28 (EUR)	148,000	124,437
5.000%, 01/15/28 (144A)	958,000	765,599
5.750%, 08/15/29 (144A)	4,243,000	3,286,886
AMC Networks, Inc. 4.250%, 02/15/29	303,000	162,883
4.750%, 08/01/25 (a)	508,000	444,333
Block Communications, Inc. 4.875%, 03/01/28 (144A)	191,000	158,052
Cable One, Inc. 4.000%, 11/15/30 (144A)	1,153,000	900,781
CCO Holdings LLC / CCO Holdings Capital Corp. 4.250%, 02/01/31 (144A)	2,122,000	1,716,634
4.250%, 01/15/34 (144A)	1,245,000	940,931
4.500%, 08/15/30 (144A)	544,000	452,984
4.750%, 03/01/30 (144A) (a)	992,000	848,243
4.750%, 02/01/32 (144A) (a)	2,106,000	1,717,401
5.000%, 02/01/28 (144A)	506,000	461,012
5.375%, 06/01/29 (144A) (a)	557,000	503,581
6.375%, 09/01/29 (144A)	1,503,000	1,416,065
7.375%, 03/01/31 (144A) (a)	3,705,000	3,610,267
CSC Holdings LLC 4.125%, 12/01/30 (144A) (a)	1,214,000	849,224
4.500%, 11/15/31 (144A)	1,555,000	1,084,171
5.250%, 06/01/24	109,000	101,375

Media—(Continued)
CSC Holdings LLC
5.375%, 02/01/28 (144A)	223,000	179,190
5.500%, 04/15/27 (144A) (a)	900,000	748,790
6.500%, 02/01/29 (144A)	287,000	231,906
11.250%, 05/15/28 (144A)	3,384,000	3,281,566
Directv Financing LLC / Directv Financing Co-Obligor, Inc. 5.875%, 08/15/27 (144A)	463,000	419,309
DISH DBS Corp. 5.125%, 06/01/29	966,000	448,558
5.250%, 12/01/26 (144A)	1,254,000	1,005,924
5.750%, 12/01/28 (144A)	450,000	334,703
DISH Network Corp. 11.750%, 11/15/27 (144A)	2,018,000	1,969,389
GCI LLC 4.750%, 10/15/28 (144A)	286,000	243,844
LCPR Senior Secured Financing DAC 6.750%, 10/15/27 (144A)	1,573,000	1,474,297
Midcontinent Communications / Midcontinent Finance Corp. 5.375%, 08/15/27 (144A)	366,000	342,836
Radiate Holdco LLC / Radiate Finance, Inc. 4.500%, 09/15/26 (144A)	1,061,000	845,899
6.500%, 09/15/28 (144A)	2,735,000	1,596,050
RCS & RDS S.A. 2.500%, 02/05/25 (EUR)	100,000	103,882
Sinclair Television Group, Inc. 4.125%, 12/01/30 (144A)	2,060,000	1,349,300
Sirius XM Radio, Inc. 5.000%, 08/01/27 (144A)	2,941,000	2,728,630
Summer BidCo B.V. 9.000%, 9.750% PIK, 11/15/25 (EUR) (c)	120,973	116,337
TEGNA, Inc. 4.750%, 03/15/26 (144A)	117,000	111,712
Tele Columbus AG 3.875%, 05/02/25 (EUR)	209,000	152,801
Telenet Finance Luxembourg Notes S.a.r.l. 5.500%, 03/01/28 (144A)	800,000	733,600
Univision Communications, Inc. 5.125%, 02/15/25 (144A)	248,000	242,730
6.625%, 06/01/27 (144A)	341,000	329,593
7.375%, 06/30/30 (144A)	477,000	454,160
UPC Broadband Finco B.V. 4.875%, 07/15/31 (144A)	760,000	625,548
Virgin Media Vendor Financing Notes IV DAC 5.000%, 07/15/28 (144A)	1,272,000	1,112,660
VZ Secured Financing B.V. 3.500%, 01/15/32 (EUR)	100,000	83,883
Ziggo B.V. 4.875%, 01/15/30 (144A)	385,000	319,523
Ziggo Bond Co. B.V. 5.125%, 02/28/30 (144A) (a)	248,000	187,793
6.000%, 01/15/27 (144A)	351,000	322,155

		41,742,909

Metal Fabricate/Hardware—0.3%
Advanced Drainage Systems, Inc. 5.000%, 09/30/27 (144A)	1,163,000	1,100,680
6.375%, 06/15/30 (144A)	1,106,000	1,094,133

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Metal Fabricate/Hardware—(Continued)
Roller Bearing Co. of America, Inc. 4.375%, 10/15/29 (144A)	335,000	$300,129
Vallourec S.A. 8.500%, 06/30/26 (EUR)	94,000	102,476

		2,597,418

Mining—1.7%
Arconic Corp. 6.000%, 05/15/25 (144A)	294,000	296,338
6.125%, 02/15/28 (144A)	885,000	895,977
Constellium SE 3.750%, 04/15/29 (144A) (a)	2,576,000	2,191,550
4.250%, 02/15/26 (EUR)	279,000	296,858
5.625%, 06/15/28 (144A)	762,000	716,987
5.875%, 02/15/26 (144A)	325,000	318,413
ERO Copper Corp. 6.500%, 02/15/30 (144A)	553,000	477,084
First Quantum Minerals, Ltd. 8.625%, 06/01/31 (144A)	925,000	948,014
Kaiser Aluminum Corp. 4.500%, 06/01/31 (144A) (a)	1,655,000	1,319,333
4.625%, 03/01/28 (144A) (a)	395,000	345,451
New Gold, Inc. 7.500%, 07/15/27 (144A)	1,102,000	1,029,026
Novelis Corp. 3.250%, 11/15/26 (144A)	3,184,000	2,882,055
3.875%, 08/15/31 (144A)	2,207,000	1,815,504
4.750%, 01/30/30 (144A)	1,324,000	1,176,648
Novelis Sheet Ingot GmbH 3.375%, 04/15/29 (EUR)	422,000	403,188
Vedanta Resources Finance II plc 8.950%, 03/11/25 (144A)	287,000	216,685

		15,329,111

Miscellaneous Manufacturing—0.1%
Amsted Industries, Inc. 5.625%, 07/01/27 (144A)	339,000	327,877
EnPro Industries, Inc. 5.750%, 10/15/26	161,000	156,170
Gates Global LLC / Gates Corp. 6.250%, 01/15/26 (144A)	887,000	872,812

		1,356,859

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 3.250%, 02/15/29	709,000	607,495

Oil & Gas—6.6%
Aethon United BR L.P. / Aethon United Finance Corp. 8.250%, 02/15/26 (144A)	1,564,000	1,536,630
Antero Resources Corp. 7.625%, 02/01/29 (144A)	161,000	163,353
Apache Corp. 4.250%, 01/15/30 (a)	169,000	150,528
5.100%, 09/01/40 (a)	323,000	262,438
5.350%, 07/01/49	575,000	447,063

Oil & Gas—(Continued)
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 5.875%, 06/30/29 (144A)	1,251,000	1,116,069
8.250%, 12/31/28 (144A)	2,327,000	2,288,382
9.000%, 11/01/27 (144A)	1,775,000	2,206,715
Baytex Energy Corp. 8.500%, 04/30/30 (144A) (a)	368,000	359,378
Callon Petroleum Co. 6.375%, 07/01/26	1,160,000	1,129,135
7.500%, 06/15/30 (144A)	1,563,000	1,475,272
8.000%, 08/01/28 (144A)	1,694,000	1,675,212
8.250%, 07/15/25	177,000	175,673
Chesapeake Energy Corp. 5.875%, 02/01/29 (144A)	42,000	39,895
6.750%, 04/15/29 (144A)	1,133,000	1,124,203
CITGO Petroleum Corp. 6.375%, 06/15/26 (144A)	581,000	559,213
7.000%, 06/15/25 (144A)	600,000	588,750
Civitas Resources, Inc. 5.000%, 10/15/26 (144A)	99,000	93,344
8.375%, 07/01/28 (144A)	2,150,000	2,174,295
8.750%, 07/01/31 (144A)	1,780,000	1,804,564
CNX Resources Corp. 7.375%, 01/15/31 (144A)	256,000	249,072
Comstock Resources, Inc. 5.875%, 01/15/30 (144A)	2,073,000	1,799,718
6.750%, 03/01/29 (144A)	620,000	567,267
Crescent Energy Finance LLC 7.250%, 05/01/26 (144A)	1,646,000	1,544,787
9.250%, 02/15/28 (144A)	677,000	656,852
CrownRock L.P. / CrownRock Finance, Inc. 5.000%, 05/01/29 (144A)	311,000	291,174
5.625%, 10/15/25 (144A)	2,097,000	2,065,964
Diamondback Energy, Inc. 6.250%, 03/15/33	1,019,000	1,054,123
Earthstone Energy Holdings LLC 8.000%, 04/15/27 (144A)	742,000	716,631
9.875%, 07/15/31 (144A)	919,000	908,386
EnQuest plc 11.625%, 11/01/27 (144A) †	200,000	181,000
Gulfport Energy Corp. 8.000%, 05/17/26 (144A)	102,000	102,479
Harbour Energy plc 5.500%, 10/15/26 (144A)	215,000	197,007
Hilcorp Energy I L.P. / Hilcorp Finance Co. 5.750%, 02/01/29 (144A)	639,000	578,607
6.000%, 04/15/30 (144A)	60,000	54,634
6.250%, 11/01/28 (144A)	394,000	370,874
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp. 6.000%, 08/01/26 (144A)	86,000	83,176
Matador Resources Co. 5.875%, 09/15/26	634,000	614,375
6.875%, 04/15/28 (144A)	793,000	784,906
Murphy Oil Corp. 5.750%, 08/15/25	24,000	23,685
5.875%, 12/01/27	160,000	155,438
5.875%, 12/01/42	64,000	53,185

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Nabors Industries, Inc. 5.750%, 02/01/25	2,606,000	$2,521,878
7.375%, 05/15/27 (144A)	1,551,000	1,475,823
Nabors Industries, Ltd. 7.250%, 01/15/26 (144A)	436,000	407,015
7.500%, 01/15/28 (144A)	804,000	703,548
Noble Finance II LLC 8.000%, 04/15/30 (144A)	900,000	915,012
Northern Oil and Gas, Inc. 8.125%, 03/01/28 (144A)	2,741,000	2,686,180
8.750%, 06/15/31 (144A)	1,359,000	1,335,217
Occidental Petroleum Corp. 4.625%, 06/15/45	36,000	27,853
6.200%, 03/15/40	751,000	740,178
6.450%, 09/15/36 (a)	476,000	488,519
PDC Energy, Inc. 5.750%, 05/15/26	57,000	56,772
6.125%, 09/15/24	140,000	139,929
Permian Resources Operating LLC 5.875%, 07/01/29 (144A)	1,053,000	991,937
6.875%, 04/01/27 (144A)	1,303,000	1,283,455
7.750%, 02/15/26 (144A)	1,178,000	1,183,011
Precision Drilling Corp. 6.875%, 01/15/29 (144A)	32,000	28,913
Rockcliff Energy II LLC 5.500%, 10/15/29 (144A)	284,000	261,977
SM Energy Co. 5.625%, 06/01/25	449,000	438,758
6.500%, 07/15/28	480,000	460,800
6.625%, 01/15/27	59,000	57,304
6.750%, 09/15/26	409,000	398,656
Southwestern Energy Co. 4.750%, 02/01/32 (a)	10,000	8,813
5.375%, 02/01/29	1,003,000	944,489
Sunoco L.P. / Sunoco Finance Corp. 5.875%, 03/15/28	282,000	271,178
6.000%, 04/15/27 (a)	131,000	129,067
Tap Rock Resouces LLC 7.000%, 10/01/26 (144A)	2,776,000	2,859,280
Transocean Titan Financing, Ltd. 8.375%, 02/01/28 (144A)	451,000	460,584
Transocean, Inc. 7.500%, 01/15/26 (144A)	1,128,000	1,071,600
8.750%, 02/15/30 (144A)	3,002,000	3,047,030
11.500%, 01/30/27 (144A)	418,000	433,153
UGI International LLC 2.500%, 12/01/29 (EUR)	100,000	85,435
Valaris, Ltd. 8.375%, 04/30/30 (144A)	1,416,000	1,420,758
Vantage Drilling International 9.500%, 02/15/28 (144A)	737,000	723,638
Vermilion Energy, Inc. 6.875%, 05/01/30 (144A) (a)	438,000	403,700

		60,884,912

Oil & Gas Services—0.8%
Archrock Partners L.P. / Archrock Partners Finance Corp. 6.250%, 04/01/28 (144A)	2,191,000	2,057,042
6.875%, 04/01/27 (144A)	1,045,000	1,003,200
Enerflex, Ltd. 9.000%, 10/15/27 (144A)	682,000	663,566
Nine Energy Service, Inc. 13.000%, 02/01/28	219,000	192,331
U.S.A. Compression Partners L.P. / U.S.A. Compression Finance Corp. 6.875%, 04/01/26	1,082,000	1,059,921
6.875%, 09/01/27	898,000	857,495
Weatherford International, Ltd. 6.500%, 09/15/28 (144A)	445,000	446,914
8.625%, 04/30/30 (144A)	836,000	848,742

		7,129,211

Packaging & Containers—3.2%
ARD Finance S.A. 6.500%, 7.25% PIK, 06/30/27 (144A) (a) (c)	2,033,336	1,647,299
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance plc 3.000%, 09/01/29 (EUR)	200,000	162,061
3.250%, 09/01/28 (144A)	200,000	171,794
4.000%, 09/01/29 (144A)	4,008,000	3,174,311
6.000%, 06/15/27 (144A) (a)	1,458,000	1,432,287
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 2.125%, 08/15/26 (EUR)	677,000	655,706
4.125%, 08/15/26 (144A) (a)	400,000	372,575
5.250%, 04/30/25 (144A)	200,000	195,619
5.250%, 08/15/27 (144A)	200,000	169,416
Ball Corp. 3.125%, 09/15/31 (a)	394,000	324,093
6.000%, 06/15/29 (a)	500,000	496,250
Canpack S.A. / Canpack U.S. LLC 3.125%, 11/01/25 (144A)	249,000	227,800
Clydesdale Acquisition Holdings, Inc. 6.625%, 04/15/29 (144A)	1,997,000	1,904,537
8.750%, 04/15/30 (144A)	1,542,000	1,361,160
Crown Americas LLC / Crown Americas Capital Corp. 4.750%, 02/01/26	71,000	68,811
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	79,000	81,668
Crown European Holdings S.A. 5.000%, 05/15/28 (EUR)	100,000	109,731
Fiber Bidco S.p.A. 11.000%, 10/25/27 (EUR)	100,000	116,540
Graphic Packaging International LLC 2.625%, 02/01/29 (EUR)	300,000	286,843
3.500%, 03/15/28 (144A)	244,000	218,190
Kleopatra Finco S.a.r.l. 4.250%, 03/01/26 (EUR)	110,000	100,083
LABL, Inc. 5.875%, 11/01/28 (144A)	638,000	580,249
9.500%, 11/01/28 (144A)	1,199,000	1,219,846

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—(Continued)
Mauser Packaging Solutions Holding Co. 7.875%, 08/15/26 (144A) (a)	8,203,000	$8,149,750
9.250%, 04/15/27 (144A)	240,000	221,520
OI European Group B.V. 6.250%, 05/15/28 (EUR)	100,000	111,416
6.250%, 05/15/28 (144A) (EUR)	325,000	362,101
Owens-Brockway Glass Container, Inc. 6.625%, 05/13/27 (144A)	109,000	107,929
7.250%, 05/15/31 (144A)	650,000	658,125
Sealed Air Corp. 4.000%, 12/01/27 (144A)	179,000	163,381
6.125%, 02/01/28 (144A)	388,000	385,140
Trident TPI Holdings, Inc. 12.750%, 12/31/28 (144A)	280,000	290,360
Trivium Packaging Finance B.V. 5.500%, 08/15/26 (144A)	1,247,000	1,197,312
8.500%, 08/15/27 (144A) (a)	2,556,000	2,460,448

		29,184,351

Pharmaceuticals—0.9%
AdaptHealth LLC 5.125%, 03/01/30 (144A)	72,000	58,320
6.125%, 08/01/28 (144A)	154,000	133,399
Bayer AG 4.500%, 5Y EUR Swap + 3.751%, 03/25/82 (EUR) (b)	200,000	205,803
Cheplapharm Arzneimittel GmbH 3.500%, 02/11/27 (EUR)	100,000	98,890
Gruenenthal GmbH 4.125%, 05/15/28 (EUR)	200,000	201,939
Jazz Securities DAC 4.375%, 01/15/29 (144A)	200,000	178,438
Option Care Health, Inc. 4.375%, 10/31/29 (144A)	676,000	594,987
Organon & Co. / Organon Foreign Debt Co-Issuer B.V. 2.875%, 04/30/28 (EUR)	100,000	94,644
4.125%, 04/30/28 (144A)	848,000	752,626
5.125%, 04/30/31 (144A) (a)	1,010,000	833,275
PRA Health Sciences, Inc. 2.875%, 07/15/26 (144A)	1,042,000	943,462
Prestige Brands, Inc. 3.750%, 04/01/31 (144A)	590,000	488,458
Rossini S.a.r.l. 6.750%, 10/30/25 (EUR)	141,000	154,825
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/01/26	1,680,000	1,505,357
4.750%, 05/09/27 (a)	400,000	370,029
6.750%, 03/01/28	200,000	197,004
7.125%, 01/31/25	394,000	399,291
7.375%, 09/15/29 (EUR)	122,000	135,453
7.875%, 09/15/29	810,000	834,731
8.125%, 09/15/31	507,000	531,377

		8,712,308

Pipelines—5.5%
Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.375%, 06/15/29 (144A)	546,000	507,332
5.750%, 03/01/27 (144A) (a)	393,000	379,023
Buckeye Partners L.P. 4.125%, 03/01/25 (144A)	67,000	63,650
5.600%, 10/15/44	215,000	154,800
5.850%, 11/15/43	318,000	235,320
Cheniere Energy Partners L.P. 3.250%, 01/31/32	2,103,000	1,730,033
4.500%, 10/01/29	1,125,000	1,032,476
CNX Midstream Partners L.P. 4.750%, 04/15/30 (144A)	287,000	243,429
CQP Holdco L.P. / BIP-V Chinook Holdco LLC 5.500%, 06/15/31 (144A) (a)	2,622,000	2,338,595
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 5.625%, 05/01/27 (144A)	144,000	136,512
6.000%, 02/01/29 (144A)	1,183,000	1,104,626
7.375%, 02/01/31 (144A)	252,000	248,384
8.000%, 04/01/29 (144A)	123,000	124,527
DCP Midstream Operating L.P. 6.450%, 11/03/36 (144A)	445,000	456,947
6.750%, 09/15/37 (144A)	742,000	787,470
DT Midstream, Inc. 4.125%, 06/15/29 (144A)	871,000	764,368
4.375%, 06/15/31 (144A)	1,037,000	893,119
Energy Transfer L.P. 5.300%, 04/15/47	301,000	261,801
6.500%, 5Y H15 + 5.694%, 11/15/26 (b)	1,210,000	1,099,067
EnLink Midstream LLC 5.375%, 06/01/29 (a)	1,118,000	1,065,131
5.625%, 01/15/28 (144A)	930,000	899,945
6.500%, 09/01/30 (144A)	629,000	628,234
EnLink Midstream Partners L.P. 4.150%, 06/01/25	16,000	15,522
4.850%, 07/15/26	55,000	53,075
5.450%, 06/01/47	169,000	138,919
5.600%, 04/01/44	505,000	422,799
EQM Midstream Partners L.P. 4.125%, 12/01/26	103,000	95,793
4.500%, 01/15/29 (144A)	50,000	44,595
4.750%, 01/15/31 (144A) (a)	678,000	593,917
6.000%, 07/01/25 (144A)	943,000	932,588
6.500%, 07/01/27 (144A)	783,000	772,250
7.500%, 06/01/30 (144A)	229,000	231,736
FTAI Infra Escrow Holdings LLC 10.500%, 06/01/27 (144A)	285,000	279,900
Genesis Energy L.P. / Genesis Energy Finance Corp. 6.500%, 10/01/25	282,000	277,712
7.750%, 02/01/28	370,000	351,918
8.875%, 04/15/30	403,000	393,729
Harvest Midstream I L.P. 7.500%, 09/01/28 (144A)	131,000	129,879
Hess Midstream Operations L.P. 4.250%, 02/15/30 (144A)	650,000	567,125

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Howard Midstream Energy Partners LLC 8.875%, 07/15/28 (144A)	735,000	$738,675
ITT Holdings LLC 6.500%, 08/01/29 (144A)	917,000	772,554
Kinetik Holdings L.P. 5.875%, 06/15/30 (144A)	1,285,000	1,221,380
New Fortress Energy, Inc. 6.500%, 09/30/26 (144A)	2,578,000	2,306,527
6.750%, 09/15/25 (144A)	3,673,000	3,445,403
NGL Energy Operating LLC / NGL Energy Finance Corp. 7.500%, 02/01/26 (144A) (a)	612,000	602,741
NGPL PipeCo LLC 7.768%, 12/15/37 (144A)	691,000	736,623
NuStar Logistics L.P. 5.750%, 10/01/25	302,000	294,436
6.000%, 06/01/26	239,000	232,812
6.375%, 10/01/30	53,000	50,564
ONEOK, Inc. 4.950%, 07/13/47	300,000	247,215
Plains All American Pipeline L.P. / PAA Finance Corp. 5.150%, 06/01/42	292,000	242,263
Rockies Express Pipeline LLC 4.950%, 07/15/29 (144A) (a)	136,000	124,440
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 5.500%, 01/15/28 (144A)	164,000	149,893
6.000%, 03/01/27 (144A) (a)	115,000	107,917
6.000%, 12/31/30 (144A)	79,000	69,599
6.000%, 09/01/31 (144A)	361,000	310,616
7.500%, 10/01/25 (144A)	35,000	34,933
Targa Resources Corp. 6.250%, 07/01/52	310,000	303,021
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.000%, 01/15/32	317,000	274,024
Venture Global Calcasieu Pass LLC 3.875%, 08/15/29 (144A)	2,366,000	2,066,915
3.875%, 11/01/33 (144A)	2,966,000	2,428,815
4.125%, 08/15/31 (144A)	1,078,000	927,044
Venture Global LNG, Inc. 8.125%, 06/01/28 (144A)	3,658,000	3,715,192
8.375%, 06/01/31 (144A)	5,610,000	5,655,819
Western Midstream Operating L.P. 5.300%, 03/01/48	833,000	695,326
5.450%, 04/01/44	466,000	393,666
5.500%, 08/15/48	243,000	203,212
5.500%, 02/01/50	1,801,000	1,475,145
6.150%, 04/01/33	170,000	171,341

		50,454,357

Real Estate—0.3%
Adler Financing S.a.r.l. 12.500%, 06/30/25 (EUR)	104,000	115,982
Agps Bondco plc 5.500%, 11/13/26 (EUR)	200,000	82,931
6.000%, 08/05/25 (EUR)	200,000	93,861

Real Estate—(Continued)
Cushman and Wakefield U.S. Borrower LLC 6.750%, 05/15/28 (144A)	840,000	760,200
DEMIRE Deutsche Mittelstand Real Estate AG 1.875%, 10/15/24 (EUR)	100,000	80,749
Fastighets AB Balder 2.873%, 5Y EUR Swap + 3.188%, 06/02/81 (EUR) (b)	100,000	68,178
Heimstaden Bostad AB 2.625%, 5Y EUR Swap + 3.149%, 02/01/27 (EUR) (b)	100,000	50,544
Howard Hughes Corp. (The) 4.125%, 02/01/29 (144A)	382,000	316,006
4.375%, 02/01/31 (144A)	308,000	245,796
5.375%, 08/01/28 (144A) (a)	7,000	6,231
Realogy Group LLC / Realogy Co-Issuer Corp. 5.250%, 04/15/30 (144A)	377,000	267,928
5.750%, 01/15/29 (144A)	1,180,000	882,891
Tropicana Entertainment LLC / Tropicana Finance Corp. 9.625%, 12/15/14 (d) (f) (g)	70,000	0
Unique Pub Finance Co. plc (The) 6.464%, 03/30/32 (GBP)	17,000	20,686

		2,991,983

Real Estate Investment Trusts—2.2%
Brookfield Property REIT, Inc. 4.500%, 04/01/27 (144A)	441,000	371,387
Global Net Lease, Inc. / Global Net Lease Operating Partnership L.P. 3.750%, 12/15/27 (144A)	252,000	184,868
GLP Capital L.P. / GLP Financing II, Inc. 3.250%, 01/15/32	960,000	775,117
HAT Holdings I LLC / HAT Holdings II LLC 3.375%, 06/15/26 (144A) (a)	513,000	459,773
Iron Mountain Information Management Services, Inc. 5.000%, 07/15/32 (144A)	375,000	323,709
Iron Mountain UK plc 3.875%, 11/15/25 (GBP)	100,000	118,375
Iron Mountain, Inc. 5.625%, 07/15/32 (144A)	214,000	191,440
7.000%, 02/15/29 (144A)	1,402,000	1,404,358
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.250%, 02/01/27 (144A) (a)	384,000	333,662
4.750%, 06/15/29 (144A)	178,000	144,863
5.250%, 10/01/25 (144A)	116,000	109,538
MPT Operating Partnership L.P. / MPT Finance Corp. 2.550%, 12/05/23 (GBP)	271,000	330,790
3.500%, 03/15/31	2,874,000	1,980,237
4.625%, 08/01/29 (a)	1,212,000	916,224
RHP Hotel Properties L.P. / RHP Finance Corp. 4.500%, 02/15/29 (144A)	482,000	426,570
4.750%, 10/15/27	1,222,000	1,137,682
7.250%, 07/15/28 (144A)	907,000	916,279
RLJ Lodging Trust L.P. 3.750%, 07/01/26 (144A) (a)	353,000	323,878
4.000%, 09/15/29 (144A)	268,000	224,446

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
SBA Communications Corp. 3.125%, 02/01/29	2,419,000	$2,050,478
3.875%, 02/15/27	1,475,000	1,358,779
Service Properties Trust 7.500%, 09/15/25	271,000	266,121
Starwood Property Trust, Inc. 4.375%, 01/15/27 (144A)	177,000	152,441
5.500%, 11/01/23 (144A)	68,000	67,412
Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC 10.500%, 02/15/28 (144A)	1,267,000	1,256,945
VICI Properties L.P. 4.950%, 02/15/30	523,000	490,616
5.625%, 05/15/52	1,024,000	912,179
VICI Properties L.P. / VICI Note Co., Inc. 3.500%, 02/15/25 (144A) (a)	289,000	276,140
3.875%, 02/15/29 (144A)	134,000	117,593
4.125%, 08/15/30 (144A)	624,000	549,388
4.250%, 12/01/26 (144A)	273,000	255,386
4.500%, 01/15/28 (144A)	274,000	251,750
4.625%, 12/01/29 (144A)	1,248,000	1,133,022
5.625%, 05/01/24 (144A)	138,000	137,149

		19,948,595

Retail—2.2%
1011778 BC ULC / New Red Finance, Inc. 3.875%, 01/15/28 (144A)	412,000	376,640
4.000%, 10/15/30 (144A)	288,000	246,480
4.375%, 01/15/28 (144A)	455,000	420,044
5.750%, 04/15/25 (144A)	296,000	295,553
Arko Corp. 5.125%, 11/15/29 (144A)	502,000	407,960
Asbury Automotive Group, Inc. 4.500%, 03/01/28	282,000	258,539
4.750%, 03/01/30	57,000	50,650
5.000%, 02/15/32 (144A)	365,000	317,804
Beacon Roofing Supply, Inc. 4.125%, 05/15/29 (144A)	323,000	285,855
Constellation Automotive Financing plc 4.875%, 07/15/27 (GBP)	100,000	97,155
eG Global Finance plc 6.750%, 02/07/25 (144A)	688,000	668,220
8.500%, 10/30/25 (144A)	525,000	509,390
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 4.625%, 01/15/29 (144A) (a)	124,000	108,810
6.750%, 01/15/30 (144A)	177,000	150,634
Foundation Building Materials, Inc. 6.000%, 03/01/29 (144A)	201,000	167,835
Goldstory SASU 5.375%, 03/01/26 (EUR)	100,000	104,799
GYP Holdings III Corp. 4.625%, 05/01/29 (144A)	967,000	850,960
IRB Holding Corp. 7.000%, 06/15/25 (144A)	315,000	316,575

Retail—(Continued)
Ken Garff Automotive LLC 4.875%, 09/15/28 (144A)	286,000	251,543
LCM Investments Holdings II LLC 4.875%, 05/01/29 (144A)	761,000	651,219
Lithia Motors, Inc. 3.875%, 06/01/29 (144A)	345,000	299,755
Murphy Oil USA, Inc. 4.750%, 09/15/29	302,000	277,257
NMG Holding Co., Inc. / Neiman Marcus Group LLC 7.125%, 04/01/26 (144A) (a)	309,000	287,614
Penske Automotive Group, Inc. 3.500%, 09/01/25	423,000	402,060
PetSmart, Inc. / PetSmart Finance Corp. 4.750%, 02/15/28 (144A)	250,000	231,029
7.750%, 02/15/29 (144A)	2,183,000	2,168,981
Specialty Building Products Holdings LLC / SBP Finance Corp. 6.375%, 09/30/26 (144A)	235,000	222,029
SRS Distribution, Inc. 4.625%, 07/01/28 (144A)	2,132,000	1,903,396
6.000%, 12/01/29 (144A) (a)	2,066,000	1,783,061
6.125%, 07/01/29 (144A)	1,330,000	1,148,631
Staples, Inc. 7.500%, 04/15/26 (144A)	568,000	469,119
Stonegate Pub Co., Financing 2019 plc 8.250%, 07/31/25 (GBP)	100,000	116,154
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.000%, 06/01/31 (144A)	238,000	199,242
White Cap Buyer LLC 6.875%, 10/15/28 (144A) (a)	3,935,000	3,566,094
White Cap Parent LLC 8.250%, 9.000% PIK, 03/15/26 (144A) (c)	564,000	540,272

		20,151,359

Semiconductors—0.7%
Entegris Escrow Corp. 4.750%, 04/15/29 (144A)	5,959,000	5,531,895
Entegris, Inc. 4.375%, 04/15/28 (144A)	306,000	276,924
Synaptics, Inc. 4.000%, 06/15/29 (144A)	437,000	366,366

		6,175,185

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 4.200%, 05/01/30	127,000	117,674

Software—4.8%
ACI Worldwide, Inc. 5.750%, 08/15/26 (144A)	954,000	930,150
Alteryx, Inc. 8.750%, 03/15/28 (144A) (a)	637,000	625,716

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
AthenaHealth Group, Inc. 6.500%, 02/15/30 (144A) (a)	5,714,000	$4,809,132
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A)	815,000	732,294
Boxer Parent Co., Inc. 6.500%, 10/02/25 (EUR)	200,000	215,220
7.125%, 10/02/25 (144A) (a)	689,000	689,610
9.125%, 03/01/26 (144A)	1,989,000	1,979,055
Camelot Finance S.A. 4.500%, 11/01/26 (144A)	609,000	573,702
Capstone Borrower, Inc. 8.000%, 06/15/30 (144A)	869,000	858,146
Cedacri Mergeco S.p.A. 8.882%, 3M EURIBOR + 5.500%, 05/15/28 (EUR) (b)	100,000	104,755
Central Parent, Inc. / CDK Global, Inc. 7.250%, 06/15/29 (144A) (a)	1,407,000	1,391,228
Clarivate Science Holdings Corp. 3.875%, 07/01/28 (144A)	3,154,000	2,795,850
4.875%, 07/01/29 (144A)	1,857,000	1,647,355
Cloud Software Group, Inc. 6.500%, 03/31/29 (144A)	9,502,000	8,460,398
9.000%, 09/30/29 (144A) (a)	3,832,000	3,347,001
Consensus Cloud Solutions, Inc. 6.000%, 10/15/26 (144A)	197,000	178,777
6.500%, 10/15/28 (144A)	179,000	153,045
Dun & Bradstreet Corp. (The) 5.000%, 12/15/29 (144A) (a)	2,439,000	2,150,540
Elastic NV 4.125%, 07/15/29 (144A)	1,009,000	870,439
Fair Isaac Corp. 4.000%, 06/15/28 (144A)	725,000	665,120
Helios Software Holdings, Inc. / ION Corporate Solutions Finance S.a.r.l 4.625%, 05/01/28 (144A) †	250,000	212,500
MicroStrategy, Inc. 6.125%, 06/15/28 (144A)	1,471,000	1,318,891
MSCI, Inc. 3.250%, 08/15/33 (144A)	101,000	81,341
3.625%, 09/01/30 (144A)	233,000	200,937
3.875%, 02/15/31 (144A)	139,000	120,447
Open Text Corp. 6.900%, 12/01/27 (144A)	2,189,000	2,228,468
SS&C Technologies, Inc. 5.500%, 09/30/27 (144A)	2,660,000	2,546,492
Twilio, Inc. 3.625%, 03/15/29	396,000	336,897
3.875%, 03/15/31	1,276,000	1,062,416
Veritas U.S., Inc. / Veritas Bermuda, Ltd. 7.500%, 09/01/25 (144A)	576,000	467,375
ZoomInfo Technologies LLC / ZoomInfo Finance Corp. 3.875%, 02/01/29 (144A)	2,558,000	2,200,113

		43,953,410

Telecommunications—4.9%
Altice France Holding S.A. 10.500%, 05/15/27 (144A)	601,000	363,924

Telecommunications—(Continued)
Altice France S.A. 2.500%, 01/15/25 (EUR)	100,000	100,877
5.125%, 07/15/29 (144A)	2,295,000	1,629,159
5.500%, 10/15/29 (144A)	1,071,000	765,917
5.875%, 02/01/27 (EUR)	100,000	90,570
8.125%, 02/01/27 (144A)	1,676,000	1,451,285
British Telecommunications plc 8.375%, 5Y UKG + 3.829%, 12/20/83 (GBP) (b)	200,000	249,344
CommScope Technologies LLC 6.000%, 06/15/25 (144A) (a)	1,594,000	1,485,718
CommScope, Inc. 4.750%, 09/01/29 (144A)	2,093,000	1,650,123
6.000%, 03/01/26 (144A)	346,000	322,463
7.125%, 07/01/28 (144A) (a)	544,000	386,240
8.250%, 03/01/27 (144A) (a)	282,000	225,595
Connect Finco S.a.r.l. / Connect U.S. Finco LLC 6.750%, 10/01/26 (144A)	5,256,000	5,105,239
Eutelsat S.A. 1.500%, 10/13/28 (EUR)	100,000	80,114
Frontier Communications Holdings LLC 5.000%, 05/01/28 (144A)	2,280,000	1,967,207
5.875%, 10/15/27 (144A)	603,000	553,410
8.750%, 05/15/30 (144A)	3,507,000	3,427,650
Global Switch Holdings, Ltd. 2.250%, 05/31/27 (EUR)	100,000	101,135
Iliad Holding SASU 5.625%, 10/15/28 (EUR)	100,000	100,936
6.500%, 10/15/26 (144A)	2,977,000	2,809,761
7.000%, 10/15/28 (144A)	1,942,000	1,789,833
Level 3 Financing, Inc. 3.400%, 03/01/27 (144A)	2,189,000	1,857,366
10.500%, 05/15/30 (144A)	2,242,000	2,274,807
Liberty Costa Rica Senior Secured Finance 10.875%, 01/15/31 (144A)	301,000	297,847
Ligado Networks LLC 15.500%, 11/01/23 (144A) (c)	720,170	273,665
Lorca Telecom Bondco S.A. 4.000%, 09/18/27 (EUR)	200,000	198,871
Lumen Technologies, Inc. 4.000%, 02/15/27 (144A)	2,548,000	1,898,795
Sable International Finance, Ltd. 5.750%, 09/07/27 (144A)	273,000	255,240
SES S.A. 5.625%, 5Y EUR Swap + 5.401%, 01/29/24 (EUR) (b)	100,000	107,920
SoftBank Group Corp. 2.125%, 07/06/24 (EUR)	100,000	105,028
3.875%, 07/06/32 (EUR)	100,000	82,522
4.500%, 04/20/25 (EUR)	200,000	213,607
Telecom Italia Capital S.A. 6.000%, 09/30/34 (a)	1,030,000	830,647
6.375%, 11/15/33	492,000	417,369
7.200%, 07/18/36	166,000	142,684
7.721%, 06/04/38	158,000	139,705

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Telecom Italia Finance S.A. 7.750%, 01/24/33 (EUR)	42,000	$47,839
Telecom Italia S.p.A. 1.625%, 01/18/29 (EUR)	152,000	126,901
4.000%, 04/11/24 (EUR)	100,000	107,571
5.303%, 05/30/24 (144A)	271,000	263,400
6.875%, 02/15/28 (EUR)	100,000	108,498
Telefonica Europe B.V. 6.135%, 7Y EUR Swap + 3.347%, 02/03/30 (EUR) (b)	200,000	210,329
7.125%, 6Y EUR Swap + 4.322%, 08/23/28 (EUR) (b)	100,000	111,301
ViaSat, Inc. 5.625%, 09/15/25 (144A)	1,286,000	1,246,121
Viavi Solutions, Inc. 3.750%, 10/01/29 (144A)	786,000	667,867
Vmed O2 UK Financing I plc 4.000%, 01/31/29 (GBP)	100,000	100,381
4.250%, 01/31/31 (144A)	213,000	172,223
4.500%, 07/15/31 (GBP)	134,000	128,675
4.750%, 07/15/31 (144A)	673,000	559,598
Vodafone Group plc 2.625%, 5Y EUR Swap + 3.002%, 08/27/80 (EUR) (b)	100,000	98,194
3.000%, 5Y EUR Swap + 3.477%, 08/27/80 (EUR) (b)	100,000	87,845
6.500%, 5Y EUR Swap + 3.489%, 08/30/84 (EUR) (b)	125,000	137,043
Zayo Group Holdings, Inc. 4.000%, 03/01/27 (144A) (a)	7,319,000	5,169,074
6.125%, 03/01/28 (144A) (a)	2,401,000	1,500,309

		44,595,742

Toys/Games/Hobbies—0.1%
Mattel, Inc. 5.450%, 11/01/41	834,000	691,409
6.200%, 10/01/40	659,000	589,182

		1,280,591

Transportation—0.1%
Poste Italiane S.p.A. 2.625%, 5Y EUR Swap + 2.677%, 03/24/29 (EUR) (b)	150,000	123,988
XPO Escrow Sub LLC 7.500%, 11/15/27 (144A)	223,000	227,868
XPO, Inc. 6.250%, 06/01/28 (144A)	399,000	392,308

		744,164

Trucking & Leasing—0.4%
Fortress Transportation and Infrastructure Investors LLC 5.500%, 05/01/28 (144A)	2,362,000	2,161,238
6.500%, 10/01/25 (144A)	1,119,000	1,102,398
9.750%, 08/01/27 (144A)	715,000	738,431

		4,002,067

Total Corporate Bonds & Notes (Cost $870,253,639)		819,775,731

Floating Rate Loans (h)—8.1%
Security Description	Principal Amount*	Value

Advertising—0.4%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 8.807%, 3M TSFR + 3.500%, 08/21/26	3,529,912	3,381,783

Airlines—0.3%
Air Canada Term Loan B, 8.839%, 3M LIBOR + 3.500%, 08/11/28	173,379	173,596
American Airlines, Inc. Term Loan, 10.000%, 3M LIBOR + 4.750%, 04/20/28	1,636,484	1,675,935
United Airlines, Inc. Term Loan B, 9.292%, 3M LIBOR + 3.750%, 04/21/28	878,493	879,371

		2,728,902

Apparel—0.0%
Hanesbrands, Inc. Term Loan B, 8.853%, 1M TSFR + 3.750%, 03/08/30	274,313	275,684

Beverages—0.0%
Naked Juice LLC 2nd Lien Term Loan, 11.342%, 3M TSFR + 6.000%, 01/24/30	83,000	66,841

Building Materials—0.1%
Chamberlain Group, Inc. Term Loan B, 8.334%, 1M TSFR + 3.250%, 11/03/28	497,273	486,810

Chemicals—0.3%
Aruba Investments, Inc. 2020 2nd Lien Term Loan, 12.943%, 1M LIBOR + 7.750%, 11/24/28	237,600	211,167
Ascend Performance Materials Operations LLC Term Loan B, 9.989%, 3M TSFR + 4.750%, 08/27/26	85,115	83,612
Discovery Purchaser Corp. Term Loan, 9.617%, 3M TSFR + 4.375%, 10/04/29	1,374,095	1,322,566
New Arclin U.S. Holding Corp. Term Loan, 8.953%, 1M TSFR + 3.750%, 09/30/28	511,523	479,553
Nouryon Finance B.V. USD Term Loan B, 9.318%, 3M TSFR + 4.000%, 04/03/28	658,000	652,860

		2,749,758

Commercial Services—0.7%
AVSC Holding Corp. 2nd Lien Term Loan, 12.432%, 1M LIBOR + 7.250%, 09/01/25	328,784	295,906
CoreLogic, Inc. 2nd Lien Term Loan, 7.000%, 1M LIBOR + 6.500%, 06/04/29	524,226	426,589
Term Loan, 8.750%, 1M LIBOR + 3.500%, 06/02/28	337,142	305,254
Galaxy U.S. Opco, Inc. Term Loan, 9.853%, 1M TSFR + 4.750%, 04/29/29	344,398	322,442
PECF USS Intermediate Holding III Corp. Term Loan B, 9.523%, 3M LIBOR + 4.250%, 12/15/28	321,516	261,612
Sabre GLBL, Inc. Term Loan B1, 8.717%, 1M TSFR + 3.500%, 12/17/27	146,072	114,392
Term Loan B2, 8.717%, 1M TSFR + 3.500%, 12/17/27	228,561	178,992

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
TruGreen L.P. 2nd Lien Term Loan, 13.773%, 3M LIBOR + 8.500%, 11/02/28	378,000	$224,910
Verscend Holding Corp. 2nd Lien Term Loan, 12.217%, 1M LIBOR + 7.000%, 04/02/29	2,161,960	2,167,365
Term Loan B, 9.217%, 1M LIBOR + 4.000%, 08/27/25	2,345,948	2,347,048

		6,644,510

Computers—0.7%
Amentum Government Services Holdings LLC Term Loan B, 9.217%, 1M TSFR + 4.000%, 01/29/27	139,680	137,934
Magenta Buyer LLC USD 1st Lien Term Loan, 10.030%, 3M LIBOR + 4.750%, 07/27/28	1,655,403	1,251,208
USD 2nd Lien Term Loan, 13.530%, 3M LIBOR + 8.250%, 07/27/29	1,089,000	718,740
McAfee LLC USD Term Loan B, 9.010%, 1M TSFR + 3.750%, 03/01/29	1,434,376	1,373,927
Peraton Corp. 2nd Lien Term Loan B1, 12.979%, 3M TSFR + 7.750%, 02/01/29	1,539,177	1,495,888
Term Loan B, 8.953%, 1M TSFR + 3.750%, 02/01/28	1,323,186	1,302,629
TierPoint LLC Term Loan, 9.226%, 1M LIBOR + 3.750%, 05/05/26	308,756	307,646

		6,587,972

Diversified Financial Services—0.1%
AqGen Ascensus, Inc. 2021 2nd Lien Term Loan, 11.688%, 1M LIBOR + 6.500%, 08/02/29	485,964	437,368
Deerfield Dakota Holding LLC USD 2nd Lien Term Loan, 12.288%, 3M LIBOR + 6.750%, 04/07/28	558,000	525,217
USD Term Loan B, 8.992%, 3M TSFR + 3.750%, 04/09/27	426,339	414,215

		1,376,800

Electronics—0.1%
Roper Industrial Products Investment Co. LLC USD Term Loan, 9.739%, 3M TSFR + 4.500%, 11/22/29	749,123	747,016

Engineering & Construction—0.7%
Brand Energy & Infrastructure Services, Inc. Term Loan, 9.472%, 1M LIBOR + 4.250%, 06/21/24	5,942,860	5,880,246
Brown Group Holding LLC Incremental Term Loan B2, 9.014%, 3M TSFR + 3.750%, 07/02/29	318,198	317,971
KKR Apple Bidco LLC Incremental Term Loan, 9.103%, 1M TSFR + 4.000%, 09/22/28	446,877	445,946

		6,644,163

Environmental Control—0.1%
Madison IAQ LLC Term Loan, 8.302%, 6M LIBOR + 3.250%, 06/21/28	492,743	482,008

Food—0.0%
Chobani LLC Term Loan B, 8.584%, 1M TSFR + 3.500%, 10/25/27	128,965	128,589

Healthcare-Products—0.1%
Bausch & Lomb, Inc. Term Loan, 8.592%, 3M TSFR + 3.250%, 05/10/27	684,173	665,786

Healthcare-Services—0.2%
Da Vinci Purchaser Corp. Term Loan, 9.217%, 1M TSFR + 4.000%, 01/08/27	390,910	384,680
Fortrea Holdings, Inc. Term Loan B, 07/01/30 (i)	289,000	289,316
Quorum Health Corp. Term Loan, 13.245%, 3M LIBOR + 8.250%, 04/29/25 †	541,750	338,594
RegionalCare Hospital Partners Holdings, Inc. Term Loan B, 9.023%, 3M LIBOR + 3.750%, 11/16/25	608,173	565,601
Surgery Center Holdings, Inc. Term Loan, 8.896%, 1M LIBOR + 3.750%, 08/31/26	423,683	423,635

		2,001,826

Housewares—0.2%
Solis IV B.V. USD Term Loan B1, 8.666%, 3M TSFR + 3.500%, 02/26/29	595,980	568,230
Springs Windows Fashions LLC Term Loan B, 9.217%, 1M TSFR + 4.000%, 10/06/28	1,146,488	931,521

		1,499,751

Internet—0.4%
I-Logic Technologies Bidco, Ltd. Term Loan B, 9.242%, 3M TSFR + 4.000%, 02/16/28	242,396	239,953
MH Sub I LLC 2nd Lien Term Loan, 11.353%, 1M TSFR + 6.250%, 02/23/29	129,000	112,895
Term Loan, 9.353%, 1M TSFR + 4.250%, 05/03/28	1,680,000	1,612,100
Proofpoint, Inc. 2nd Lien Term Loan, 11.467%, 1M LIBOR + 6.250%, 08/31/29	969,225	942,571
PUG LLC USD Term Loan, 8.525%, 1M LIBOR + 3.500%, 02/12/27	370,524	331,735

		3,239,254

Leisure Time—0.0%
Peloton Interactive, Inc. Term Loan, 12.263%, 6M TSFR + 6.500%, 05/25/27	280,170	280,030

Lodging—0.1%
Fertitta Entertainment LLC Term Loan B, 9.103%, 1M TSFR + 4.000%, 01/27/29	1,136,681	1,124,782

Machinery-Diversified—0.3%
SPX Flow, Inc. Term Loan, 9.703%, 1M TSFR + 4.500%, 04/05/29	763,358	752,543

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—(Continued)
Titan Acquisition, Ltd. Term Loan B, 8.731%, 6M LIBOR + 3.000%, 03/28/25	2,327,355	$2,274,990

		3,027,533

Media—0.3%
DirecTV Financing LLC Term Loan, 10.217%, 1M LIBOR + 5.000%, 08/02/27	2,297,263	2,250,907
Radiate Holdco LLC Term Loan B, 8.477%, 3M TSFR + 3.250%, 09/25/26	130,020	108,908

		2,359,815

Metal Fabricate/Hardware—0.0%
Grinding Media, Inc. Term Loan B, 9.199%, 3M TSFR + 4.000%, 10/12/28	256,435	250,344

Miscellaneous Manufacturing—0.1%
Momentive Performance Materials, Inc. Term Loan, 9.603%, 1M TSFR + 4.500%, 03/29/28	575,558	566,924

Oil & Gas Services—0.0%
Lealand Finance Company B.V. Make Whole Term Loan, 8.193%, 1M LIBOR + 3.000%, 06/28/24	31,220	24,195

Packaging & Containers—0.1%
Mauser Packaging Solutions Holding Co. Term Loan B, 9.160%, 3M TSFR + 4.000%, 08/14/26	354,000	353,502
Trident TPI Holdings, Inc. USD Term Loan, 9.742%, 3M TSFR + 4.500%, 09/15/28	671,000	663,871

		1,017,373

Pharmaceuticals—0.1%
Amneal Pharmaceuticals LLC Term Loan B, 8.584%, 1M TSFR + 3.500%, 05/04/25	186,996	180,627
Gainwell Acquisition Corp. Term Loan B, 9.239%, 3M TSFR + 4.000%, 10/01/27	619,423	610,131

		790,758

Pipelines—0.1%
Freeport LNG Investments LLLP Term Loan B, 8.750%, 3M LIBOR + 3.500%, 12/21/28	703,557	691,464

Retail—0.2%
IRB Holding Corp. Term Loan B, 8.203%, 1M TSFR + 3.000%, 12/15/27	405,944	403,830
SRS Distribution, Inc. Incremental Term Loan, 8.703%, 1M TSFR + 3.500%, 06/02/28	615,527	603,473
White Cap Buyer LLC Term Loan B, 8.853%, 1M TSFR + 3.750%, 10/19/27	920,121	913,893

		1,921,196

Software—2.0%
Ascend Learning LLC 2nd Lien Term Loan, 10.953%, 1M TSFR + 5.750%, 12/10/29	345,000	293,897
Term Loan, 8.584%, 1M TSFR + 3.500%, 12/11/28	278,255	263,125
Athenahealth Group, Inc. Delayed Draw Term Loan, 8.259%, 1M TSFR + 3.500%, 02/15/29 (j)	582,811	558,978
Term Loan B, 8.589%, 1M TSFR + 3.500%, 02/15/29	4,574,013	4,386,968
Banff Merger Sub, Inc. 2021 USD Term Loan, 8.967%, 1M TSFR + 3.750%, 10/02/25	181,166	179,905
USD 2nd Lien Term Loan, 10.717%, 1M TSFR + 5.500%, 02/27/26	1,141,000	1,115,327
CDK Global, Inc. USD Term Loan B, 9.492%, 3M TSFR + 4.250%, 07/06/29	266,660	266,205
Cloud Software Group, Inc. USD Term Loan, 9.739%, 3M TSFR + 4.500%, 03/30/29	1,637,895	1,536,038
Cloudera, Inc. 2nd Lien Term Loan, 11.203%, 1M TSFR + 6.000%, 10/08/29	941,564	856,823
Term Loan, 8.953%, 1M TSFR + 3.750%, 10/08/28	550,626	538,925
EP Purchaser LLC Term Loan B, 9.004%, 3M TSFR + 3.500%, 11/06/28	415,439	408,688
Epicor Software Corp. 2nd Lien Term Loan, 12.834%, 1M TSFR + 7.750%, 07/31/28	210,000	210,919
Term Loan, 8.334%, 1M TSFR + 3.250%, 07/30/27	268,740	265,810
Helios Software Holdings, Inc. USD Term Loan B, 8.989%, 3M TSFR + 3.750%, 03/11/28 †	302,429	299,064
Planview Parent, Inc. 2nd Lien Term Loan, 12.788%, 3M LIBOR + 7.250%, 12/18/28	370,000	329,300
Polaris Newco LLC USD Term Loan B, 9.521%, 3M LIBOR + 4.000%, 06/02/28	612,296	564,078
Quartz Acquireco LLC Term Loan B, 04/14/30 (i)	392,000	392,490
Realpage, Inc. 2nd Lien Term Loan, 11.693%, 1M LIBOR + 6.500%, 04/23/29	1,610,154	1,555,811
Severin Acquisition LLC Term Loan B, 8.045%, 3M TSFR + 3.000%, 08/01/25	198,640	198,782
Sophia L.P. 2nd Lien Term Loan, 13.203%, 1M TSFR + 8.000%, 10/09/28	1,828,000	1,826,857
Term Loan B, 9.038%, 3M LIBOR + 3.500%, 10/07/27	706,025	699,671
Sovos Compliance LLC Term Loan, 9.717%, 1M TSFR + 4.500%, 08/11/28	469,514	453,542
Ultimate Software Group, Inc. (The) 2021 2nd Lien Term Loan, 10.271%, 3M TSFR + 5.250%, 05/03/27	1,214,500	1,178,824
Term Loan B, 8.895%, 3M TSFR + 3.750%, 05/04/26	228,480	225,676

		18,605,703

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Telecommunications—0.4%
Altice France S.A. USD Term Loan B14, 10.486%, 3M TSFR + 5.500%, 08/15/28	285,337	$255,287
Delta TopCo, Inc. Term Loan B, 9.069%, 6M TSFR + 3.750%, 12/01/27	457,905	443,596
Digicel International Finance, Ltd. Exit Term Loan B, 8.981%, 1M LIBOR + 3.250%, 05/28/24	1,521,438	1,402,259
Intelsat Jackson Holdings S.A. Exit Term Loan B, 9.060%, 6M TSFR + 4.250%, 02/01/29	1,329,976	1,324,989
Zayo Group Holdings, Inc. USD Term Loan, 8.217%, 1M TSFR + 3.000%, 03/09/27	879,758	693,281

		4,119,412

Total Floating Rate Loans (Cost $76,860,639)		74,486,982

Common Stocks—0.4%

Chemicals—0.1%
Element Solutions, Inc.	23,823	457,401

Containers & Packaging—0.0%
Ardagh Metal Packaging S.A.	75,788	284,963

Energy Equipment & Services—0.0%
Nine Energy Service, Inc. (a) (k)	1,095	4,194

Financial Services—0.0%
Block, Inc. (k)	2,424	161,366

Ground Transportation—0.0%
Uber Technologies, Inc. (k)	8,003	345,489

Hotels, Restaurants & Leisure—0.1%
Carnival Corp. (a) (k)	31,083	585,293

IT Services—0.0%
Twilio, Inc. - Class A (k)	1,208	76,853

Metals & Mining—0.1%
Constellium SE (k)	71,641	1,232,225

Pharmaceuticals—0.0%
Catalent, Inc. (k)	9,611	416,733

Real Estate Management & Development—0.0%
ADLER Group S.A (k)	5,211	3,150
ADLER Group S.A † (f) (k)	2,353	1,298

		4,448

Software—0.1%
Informatica, Inc. - Class A (k)	27,646	511,451

Total Common Stocks (Cost $4,500,227)		4,080,416

Convertible Bonds—0.2%
Security Description	Shares/ Principal Amount*	Value

Commercial Services—0.0%
Nexi S.p.A. Zero Coupon, 02/24/28 (EUR)	100,000	$82,072

Computers—0.0%
Atos SE Zero Coupon, 11/06/24 (EUR)	100,000	95,462

Engineering & Construction—0.0%
Cellnex Telecom S.A. 0.750%, 11/20/31 (EUR)	100,000	87,028

Internet—0.1%
Uber Technologies, Inc. Zero Coupon, 12/15/25	777,000	708,645

Media—0.1%
Cable One, Inc. Zero Coupon, 03/15/26	230,000	188,025
1.125%, 03/15/28	532,000	400,330

		588,355

Total Convertible Bonds (Cost $1,871,226)		1,561,562

Escrow Shares—0.0%

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc.	2,229,000	3,344

Total Escrow Shares (Cost $0)		3,344

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $6,521,598; collateralized by U.S. Treasury Note at 1.625%, maturing 10/31/26, with a market value of $6,650,757.	6,520,349	6,520,349

Total Short-Term Investments (Cost $6,520,349)		6,520,349

Securities Lending Reinvestments (l)—6.7%

Certificates of Deposit—1.1%
Bank of America N.A. 5.200%, FEDEFF PRV + 0.130%, 09/08/23 (b)	1,000,000	999,540
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (b)	1,000,000	1,001,762
BNP Paribas S.A. 5.510%, SOFR + 0.450%, 10/10/23 (b)	1,000,000	1,000,000
Canadian Imperial Bank of Commerce (NY) 5.460%, SOFR + 0.400%, 10/13/23 (b)	1,000,000	1,000,257

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (l)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	1,000,000	$997,130
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (b)	1,000,000	1,000,032
MUFG Bank, Ltd. (NY) 5.280%, SOFR + 0.220%, 08/14/23 (b)	1,000,000	999,940
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (b)	1,000,000	1,000,155
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (b)	1,000,000	1,000,021
Toronto-Dominion Bank (The) 5.520%, FEDEFF PRV + 0.450%, 10/13/23 (b)	1,000,000	1,000,216

		9,999,053

Commercial Paper—0.3%
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (b)	1,000,000	1,000,473
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (b)	1,000,000	999,868
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (b)	1,000,000	1,000,000

		3,000,341

Repurchase Agreements—1.5%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $5,530,354; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $5,638,589.	5,528,028	5,528,028
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $1,700,718; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $1,738,351.	1,700,000	1,700,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $2,801,216; collateralized by various Common Stock with an aggregate market value of $3,112,911.	2,800,000	2,800,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $1,300,559; collateralized by various Common Stock with an aggregate market value of $1,447,858.	1,300,000	1,300,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $2,000,862; collateralized by various Common Stock with an aggregate market value of $2,224,722.	2,000,000	2,000,000

		13,328,028

Time Deposits—0.5%
ABN AMRO Bank NV 5.060%, 07/03/23	1,000,000	1,000,000
Security Description	Shares/ Principal Amount*	Value

Time Deposits—(Continued)
Banco Santander S.A. (NY) 5.060%, 07/03/23	2,000,000	2,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	1,000,000	1,000,000
Skandi (NY) 5.060%, 07/03/23	1,000,000	1,000,000

		5,000,000

Mutual Funds—3.3%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (m)	8,000,000	8,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (m)	4,000,000	4,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (m)	5,000,000	5,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (m)	3,000,000	3,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (m)	10,000,000	10,000,000

		30,000,000

Total Securities Lending Reinvestments (Cost $61,325,522)		61,327,422

Total Purchased Options—0.0% (n) (Cost $236,354)		140,887
Total Investments—105.4% (Cost $1,021,567,956)		967,896,693
Unfunded Loan Commitments—(0.1)% (Cost $(512,205))		(512,205)
Net Investments—105.3% (Cost $1,021,055,751)		967,384,488
Other assets and liabilities (net)—(5.3)%		(49,346,343)

Net Assets—100.0%		$918,038,145

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $1,587,051, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $72,706,564 and the collateral received consisted of cash in the amount of $61,314,611 and non-cash collateral with a value of $14,129,525. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	Floating rate loans ("Senior Loans") often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(i)	This loan will settle after June 30, 2023, at which time the interest rate will be determined.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	Non-income producing security.
(l)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(m)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(n)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $686,018,372, which is 74.7% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
ADLER Group S.A	04/26/23	2,353	$3	$1,298
EnQuest plc, 11.625%, 11/01/27	10/12/22	200,000	197,514	181,000
Helios Software Holdings, Inc., 8.989%, 03/11/28	03/05/21	302,429	301,920	299,064
Helios Software Holdings, Inc. / ION Corporate Solutions Finance S.a.r.l, 4.625%, 05/01/28	04/29/21	250,000	249,638	212,500
HT Troplast GmbH, 9.250%, 07/15/25	06/25/20	100,000	112,215	110,678
Quorum Health Corp., 13.245%, 04/29/25	07/07/20-11/30/22	541,750	530,105	338,594
Raptor Acquisition Corp. / Raptor Co-Issuer LLC, 4.875%, 11/01/26	06/17/21	471,000	473,586	443,917

				$1,587,051

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	12,256,295	BNP	09/20/23	USD	13,449,789	$24,577
EUR	85,000	DBAG	09/20/23	USD	93,280	174
EUR	111,000	NIP	09/20/23	USD	120,027	(1,559)
EUR	64,000	SCB	09/20/23	USD	68,970	(1,133)
EUR	6,955,705	TDB	09/20/23	USD	7,634,014	14,924
EUR	91,000	TDB	09/20/23	USD	97,891	(1,788)
GBP	1,859,000	BNP	09/20/23	USD	2,383,777	22,345
GBP	96,000	DBAG	09/20/23	USD	121,516	(430)

Net Unrealized Appreciation						$57,110

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	09/20/23	54	USD	6,062,344	$(63,358)

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Purchased Options

Exchange-Traded Options on Securities	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - SPDR S&P 500 ETF Trust	USD	425.000	08/18/23	205	USD	20,500	$93,732	$50,635	$(43,097)
Put - SPDR S&P 500 ETF Trust	USD	425.000	09/15/23	218	USD	21,800	142,622	90,252	(52,370)

Totals							$236,354	$140,887	$(95,467)

Written Options

Exchange-Traded Options on Securities	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - SPDR S&P 500 ETF Trust	USD	390.000	08/18/23	(205)	USD	(20,500)	$(24,553)	$(13,735)	$10,818
Put - SPDR S&P 500 ETF Trust	USD	390.000	09/15/23	(218)	USD	(21,800)	(49,872)	(32,046)	17,826

Totals							$(74,425)	$(45,781)	$28,644

Swap Agreements

OTC Credit Default Swaps on Corporate Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ADLER Real Estate AG 2.125%, due 02/06/24	5.000%	Quarterly	12/20/27	BBP	16.582%	EUR	1,762	$(443)	$(362)	$(81)
ADLER Real Estate AG 2.125%, due 02/06/24	5.000%	Quarterly	12/20/27	BBP	16.582%	EUR	4,952	(1,245)	(1,019)	(226)
ADLER Real Estate AG 2.125%, due 02/06/24	5.000%	Quarterly	12/20/27	CBNA	16.582%	EUR	1,437	(361)	(304)	(57)
ADLER Real Estate AG 2.125%, due 02/06/24	5.000%	Quarterly	12/20/27	JPMC	16.582%	EUR	1,849	(465)	(384)	(81)
CMA CGM S.A. 7.500%, due 01/15/26	5.000%	Quarterly	06/20/27	CSI	2.533%	EUR	77,000	7,294	2,834	4,460
Casino Guichard Perrachon S.A. 4.048%, due 08/05/26	5.000%	Quarterly	12/20/23	BBP	694.695%	EUR	18,000	(18,160)	(816)	(17,344)
Casino Guichard Perrachon S.A. 4.048%, due 08/05/26	5.000%	Quarterly	06/20/28	JPMC	462.249%	EUR	18,000	(18,406)	(13,585)	(4,821)
Intrum AB 3.125% due 07/15/24	5.000%	Quarterly	12/20/26	CSI	11.005%	EUR	100,000	(16,297)	5,783	(22,080)
Jaguar Land Rover Automotive plc 2.200%, due 01/15/24	5.000%	Quarterly	12/20/26	BBP	5.193%	EUR	25,380	(160)	788	(948)
Jaguar Land Rover Automotive plc 2.200%, due 01/15/24	5.000%	Quarterly	12/20/26	CSI	5.193%	EUR	24,671	(155)	811	(966)
K&S AG 3.250%, due 07/18/24	5.000%	Quarterly	12/20/26	JPMC	1.621%	EUR	60,000	7,070	3,804	3,266
Ladbrokes Group Finance plc 5.125%, due 09/08/23	1.000%	Quarterly	06/20/28	JPMC	1.750%	EUR	15,000	(539)	(1,038)	499
Ladbrokes Group Finance plc 5.125%, due 09/08/23	1.000%	Quarterly	06/20/27	JPMC	1.486%	EUR	30,000	(576)	(2,656)	2,080
Ladbrokes Group Finance plc 5.125%, due 09/16/22	1.000%	Quarterly	06/20/27	JPMC	1.486%	EUR	110,000	(2,111)	(19,461)	17,350
Rolls Royce plc 2.125%, due 06/18/21	1.000%	Quarterly	06/20/25	CBNA	1.269%	EUR	10,755	(60)	(766)	706
ThyssenKrupp AG 2.500%, due 02/25/25	5.000%	Quarterly	12/20/23	BBP	0.662%	EUR	50,000	1,119	382	737

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (a)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
United Group B.V. 3.625%, due 02/15/28	5.000%	Quarterly	12/20/27	JPMC	7.755%	EUR	90,000	$(9,058)	$(13,468)	$4,410
Virgin Media Finance plc 3.750%, due 7/15/30	5.000%	Quarterly	12/20/25	JPMC	2.844%	EUR	30,000	1,613	2,170	(557)

Totals								$(50,940)	$(37,287)	$(13,653)

(a)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(JPMC)—	JPMorgan Chase Bank N.A.
(NIP)—	Nomura International plc
(SCB)—	Standard Chartered Bank
(TDB)—	Toronto Dominion Bank

Currencies

(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Index Abbreviations

(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(TSFR)—	Term Secured Overnight Financing Rate
(UKG)—	U.K. Government Bond

Other Abbreviations

(ICE)—	Intercontinental Exchange, Inc.
(DAC)—	Designated Activity Company
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$9,173,423	$—	$9,173,423
Aerospace/Defense	—	36,995,688	—	36,995,688
Agriculture	—	1,138,779	—	1,138,779
Airlines	—	16,588,956	—	16,588,956
Apparel	—	3,268,331	—	3,268,331
Auto Manufacturers	—	12,481,292	—	12,481,292
Auto Parts & Equipment	—	15,207,753	—	15,207,753
Banks	—	11,790,828	—	11,790,828
Biotechnology	—	203,556	—	203,556
Building Materials	—	14,970,850	—	14,970,850
Chemicals	—	18,399,716	—	18,399,716
Commercial Services	—	47,659,058	—	47,659,058
Computers	—	10,300,810	—	10,300,810
Cosmetics/Personal Care	—	186,126	—	186,126
Distribution/Wholesale	—	1,479,585	—	1,479,585
Diversified Financial Services	—	22,353,199	—	22,353,199
Electric	—	11,998,300	—	11,998,300
Electrical Components & Equipment	—	1,849,633	—	1,849,633
Electronics	—	4,800,760	—	4,800,760
Energy-Alternate Sources	—	264,170	—	264,170
Engineering & Construction	—	2,654,220	—	2,654,220
Entertainment	—	38,209,901	—	38,209,901
Environmental Control	—	10,709,460	—	10,709,460
Food	—	16,508,578	—	16,508,578
Food Service	—	3,291,469	—	3,291,469
Forest Products & Paper	—	90,033	—	90,033
Gas	—	770,856	—	770,856
Hand/Machine Tools	—	3,249,338	—	3,249,338
Healthcare-Products	—	8,219,107	—	8,219,107
Healthcare-Services	—	24,720,928	—	24,720,928
Home Builders	—	3,729,009	—	3,729,009
Home Furnishings	—	706,372	—	706,372
Household Products/Wares	—	995,547	—	995,547
Housewares	—	1,730,343	—	1,730,343
Insurance	—	25,154,157	—	25,154,157
Internet	—	12,595,328	—	12,595,328
Investment Companies	—	5,370,471	—	5,370,471
Iron/Steel	—	6,790,279	—	6,790,279
Leisure Time	—	27,356,489	—	27,356,489
Lodging	—	8,915,158	—	8,915,158
Machinery-Construction & Mining	—	3,521,178	—	3,521,178
Machinery-Diversified	—	11,416,996	—	11,416,996
Media	—	41,742,909	—	41,742,909
Metal Fabricate/Hardware	—	2,597,418	—	2,597,418
Mining	—	15,329,111	—	15,329,111
Miscellaneous Manufacturing	—	1,356,859	—	1,356,859
Office/Business Equipment	—	607,495	—	607,495
Oil & Gas	—	60,884,912	—	60,884,912
Oil & Gas Services	—	7,129,211	—	7,129,211
Packaging & Containers	—	29,184,351	—	29,184,351
Pharmaceuticals	—	8,712,308	—	8,712,308
Pipelines	—	50,454,357	—	50,454,357
Real Estate	—	2,991,983	0	2,991,983
Real Estate Investment Trusts	—	19,948,595	—	19,948,595
Retail	—	20,151,359	—	20,151,359
Semiconductors	—	6,175,185	—	6,175,185

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Shipbuilding	$—	$117,674	$—	$117,674
Software	—	43,953,410	—	43,953,410
Telecommunications	—	44,595,742	—	44,595,742
Toys/Games/Hobbies	—	1,280,591	—	1,280,591
Transportation	—	744,164	—	744,164
Trucking & Leasing	—	4,002,067	—	4,002,067
Total Corporate Bonds & Notes	—	819,775,731	0	819,775,731
Total Floating Rate Loans (Less Unfunded Loan Commitments of $512,205)*	—	73,974,777	—	73,974,777
Common Stocks
Chemicals	457,401	—	—	457,401
Containers & Packaging	284,963	—	—	284,963
Energy Equipment & Services	4,194	—	—	4,194
Financial Services	161,366	—	—	161,366
Ground Transportation	345,489	—	—	345,489
Hotels, Restaurants & Leisure	585,293	—	—	585,293
IT Services	76,853	—	—	76,853
Metals & Mining	1,232,225	—	—	1,232,225
Pharmaceuticals	416,733	—	—	416,733
Real Estate Management & Development	—	4,448	—	4,448
Software	511,451	—	—	511,451
Total Common Stocks	4,075,968	4,448	—	4,080,416
Total Convertible Bonds*	—	1,561,562	—	1,561,562
Total Escrow Shares*	—	3,344	—	3,344
Total Short-Term Investment*	—	6,520,349	—	6,520,349
Securities Lending Reinvestments
Certificates of Deposit	—	9,999,053	—	9,999,053
Commercial Paper	—	3,000,341	—	3,000,341
Repurchase Agreements	—	13,328,028	—	13,328,028
Time Deposits	—	5,000,000	—	5,000,000
Mutual Funds	30,000,000	—	—	30,000,000
Total Securities Lending Reinvestments	30,000,000	31,327,422	—	61,327,422
Total Purchased Options at Value	140,887	—	—	140,887
Total Net Investments	$34,216,855	$933,167,633	$0	$967,384,488

Collateral for Securities Loaned (Liability)	$—	$(61,314,611)	$—	$(61,314,611)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$62,020	$—	$62,020
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,910)	—	(4,910)
Total Forward Contracts	$—	$57,110	$—	$57,110
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(63,358)	$—	$—	$(63,358)
Total Written Options at Value	$(45,781)	$—	$—	$(45,781)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$17,096	$—	$17,096
OTC Swap Contracts at Value (Liabilities)	—	(68,036)	—	(68,036)
Total OTC Swap Contracts	$—	$(50,940)	$—	$(50,940)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b) (c)	$967,384,488
Cash	362,435
Cash denominated in foreign currencies (d)	17,318
Cash collateral (e)	273,400
OTC swap contracts at market value (f)	17,096
Unrealized appreciation on forward foreign currency exchange contracts	62,020
Receivable for:
Investments sold	1,784,192
Fund shares sold	118,094
Dividends and interest	14,599,378
Variation margin on futures contracts	9,188
Interest on OTC swap contracts	894
Prepaid expenses	7,540

Total Assets	984,636,043

Liabilities
Written options at value (g)	45,781
OTC swap contracts at market value (h)	68,036
Unrealized depreciation on forward foreign currency exchange contracts	4,910
Collateral for securities loaned	61,314,611
Payables for:
Investments purchased	4,070,892
Fund shares redeemed	129,349
Accrued Expenses:
Management fees	431,871
Distribution and service fees	116,342
Deferred trustees’ fees	164,939
Other expenses	251,167

Total Liabilities	66,597,898

Net Assets	$918,038,145

Net Assets Consist of:
Paid in surplus	$1,015,485,816
Distributable earnings (Accumulated losses)	(97,447,671)

Net Assets	$918,038,145

Net Assets
Class A	$345,564,998
Class B	572,473,147
Capital Shares Outstanding*
Class A	50,365,387
Class B	84,894,442
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$6.86
Class B	6.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,021,055,751.
(b)	Includes securities loaned at value of $72,706,564.
(c)	Investments at value is net of unfunded loan commitments of $512,205.
(d)	Identified cost of cash denominated in foreign currencies was $17,237.
(e)	Includes collateral of $100,000 for exchange-traded options, $113,400 for futures contracts and $60,000 for OTC swap contracts.
(f)	Net premium paid on OTC swap contracts was $9,190.
(g)	Premiums received on written options were $74,425.
(h)	Net premium received on OTC swap contracts was $46,477.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$12,430
Interest	29,874,543
Securities lending income	123,120

Total investment income	30,010,093
Expenses
Management fees	2,580,349
Administration fees	29,291
Custodian and accounting fees	140,973
Distribution and service fees—Class B	688,259
Audit and tax services	42,598
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	16,701
Insurance	4,155
Miscellaneous	8,090

Total expenses	3,549,698
Less management fee waiver	(91,057)

Net expenses	3,458,641

Net Investment Income	26,551,452

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(19,374,016)
Purchased options	(990,384)
Futures contracts	(1,193,413)
Written options	561,331
Swap contracts	343,268
Foreign currency transactions	(101,053)
Forward foreign currency transactions	(181,603)

Net realized gain (loss)	(20,935,870)

Net change in unrealized appreciation (depreciation) on:
Investments	40,262,681
Purchased options	(105,413)
Futures contracts	(204,309)
Written options	(38,725)
Swap contracts	(87,597)
Foreign currency transactions	(9,235)
Forward foreign currency transactions	103,510

Net change in unrealized appreciation (depreciation)	39,920,912

Net realized and unrealized gain (loss)	18,985,042

Net Increase (Decrease) in Net Assets From Operations	$45,536,494

(a)	Net of foreign withholding taxes of $1,110.

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$26,551,452	$44,733,254
Net realized gain (loss)	(20,935,870)	(28,132,091)
Net change in unrealized appreciation (depreciation)	39,920,912	(118,972,441)

Increase (decrease) in net assets from operations	45,536,494	(102,371,278)

From Distributions to Shareholders
Class A	(18,677,305)	(17,105,840)
Class B	(29,975,780)	(28,103,675)

Total distributions	(48,653,085)	(45,209,515)

Increase (decrease) in net assets from capital share transactions	99,471,127	(34,907,540)

Total increase (decrease) in net assets	96,354,536	(182,488,333)

Net Assets
Beginning of period	821,683,609	1,004,171,942

End of period	$918,038,145	$821,683,609

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	6,946,529	$49,762,551	922,824	$6,778,645
Reinvestments	2,730,600	18,677,305	2,519,270	17,105,840
Redemptions	(2,391,933)	(16,965,499)	(8,891,964)	(64,467,804)

Net increase (decrease)	7,285,196	$51,474,357	(5,449,870)	$(40,583,319)

Class B
Sales	6,708,713	$46,793,905	10,842,297	$77,478,203
Reinvestments	4,460,682	29,975,780	4,207,137	28,103,675
Redemptions	(4,138,538)	(28,772,915)	(14,260,247)	(99,906,099)

Net increase (decrease)	7,030,857	$47,996,770	789,187	$5,675,779

Increase (decrease) derived from capital shares transactions		$99,471,127		$(34,907,540)

See accompanying notes to financial statements.

BHFTI-33

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$6.87		$8.08	$7.98	$7.84	$7.25	$7.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22		0.38	0.36	0.38	0.41	0.42
Net realized and unrealized gain (loss)	0.16		(1.21)	0.08	0.19	0.65	(0.61)

Total income (loss) from investment operations	0.38		(0.83)	0.44	0.57	1.06	(0.19)

Less Distributions
Distributions from net investment income	(0.39)		(0.38)	(0.34)	(0.43)	(0.47)	(0.40)

Total distributions	(0.39)		(0.38)	(0.34)	(0.43)	(0.47)	(0.40)

Net Asset Value, End of Period	$6.86		$6.87	$8.08	$7.98	$7.84	$7.25

Total Return (%) (b)	5.56	(c)	(10.17)	5.54	7.76	15.05	(2.58)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(d)	0.66	0.66	0.68	0.68	0.69
Gross ratio of expenses to average net assets excluding interest expense (%)	0.67	(d)	0.66	0.66	0.68	0.68	0.68
Net ratio of expenses to average net assets (%) (e)	0.64	(d)	0.64	0.64	0.66	0.68	0.69
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.64	(d)	0.64	0.64	0.66	0.68	0.68
Ratio of net investment income (loss) to average net assets (%)	6.33	(d)	5.18	4.42	5.09	5.31	5.43
Portfolio turnover rate (%)	25	(c)	42	48	85	79	72
Net assets, end of period (in millions)	$345.6		$296.0	$392.0	$385.0	$384.5	$385.5

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$6.75		$7.94	$7.86	$7.73	$7.15	$7.74

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21		0.35	0.33	0.36	0.38	0.39
Net realized and unrealized gain (loss)	0.15		(1.17)	0.07	0.18	0.66	(0.60)

Total income (loss) from investment operations	0.36		(0.82)	0.40	0.54	1.04	(0.21)

Less Distributions
Distributions from net investment income	(0.37)		(0.37)	(0.32)	(0.41)	(0.46)	(0.38)

Total distributions	(0.37)		(0.37)	(0.32)	(0.41)	(0.46)	(0.38)

Net Asset Value, End of Period	$6.74		$6.75	$7.94	$7.86	$7.73	$7.15

Total Return (%) (b)	5.41	(c)	(10.33)	5.18	7.51	14.85	(2.87)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(d)	0.91	0.91	0.93	0.93	0.94
Gross ratio of expenses to average net assets excluding interest expense (%)	0.92	(d)	0.91	0.91	0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (e)	0.89	(d)	0.89	0.89	0.91	0.93	0.94
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.89	(d)	0.89	0.89	0.91	0.93	0.93
Ratio of net investment income (loss) to average net assets (%)	6.08	(d)	4.96	4.17	4.83	5.06	5.19
Portfolio turnover rate (%)	25	(c)	42	48	85	79	72
Net assets, end of period (in millions)	$572.5		$525.7	$612.2	$448.7	$344.7	$250.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-34

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-35

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-36

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

BHFTI-37

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2023, the Portfolio had open unfunded loan commitments of $512,205. At June 30, 2023, the Portfolio had sufficient cash and/or securities to cover these commitments.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $6,520,349. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $13,328,028. The

BHFTI-38

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(436,599)	$—	$—	$—	$(436,599)
Corporate Bonds & Notes	(60,878,012)	—	—	—	(60,878,012)
Total Borrowings	$(61,314,611)	$—	$—	$—	$(61,314,611)
Gross amount of recognized liabilities for securities lending transactions					$(61,314,611)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

BHFTI-39

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being

BHFTI-40

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced

BHFTI-41

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

BHFTI-42

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts (a) (b)	$63,358
Credit	OTC swap contracts at market value (c)	$17,096	OTC swap contracts at market value (c)	68,036
Equity	Investments at market value (b) (d)	140,887
			Written options at value (b)	45,781
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	62,020	Unrealized depreciation on forward foreign currency exchange contracts	4,910

Total		$220,003		$182,085

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $894.
(d)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,119	$(1,119)	$—	$—
BNP Paribas S.A.	46,922	—	—	46,922
Credit Suisse International	7,294	(7,294)	—	—
Deutsche Bank AG	174	(174)	—	—
JPMorgan Chase Bank N.A.	8,683	(8,683)	—	—
Toronto Dominion Bank	14,924	(1,788)	—	13,136

	$79,116	$(19,058)	$—	$60,058

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$20,008	$(1,119)	$(18,889)	$—
Citibank N.A.	421	—	(421)	—
Credit Suisse International	16,452	(7,294)	—	9,158
Deutsche Bank AG	430	(174)	—	256
JPMorgan Chase Bank N.A.	31,155	(8,683)	(22,472)	—
Nomura International plc	1,559	—	—	1,559
Standard Chartered Bank	1,133	—	—	1,133
Toronto Dominion Bank	1,788	(1,788)	—	—

	$72,946	$(19,058)	$(41,782)	$12,106

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-43

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$—	$—	$(990,384)	$—	$(990,384)
Forward foreign currency transactions	—	—	—	(181,603)	(181,603)
Swap contracts	—	343,268	—	—	343,268
Futures contracts	(463,277)	—	(730,136)	—	(1,193,413)
Written options	—	—	561,331	—	561,331

	$(463,277)	$343,268	$(1,159,189)	$(181,603)	$(1,460,801)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$—	$—	$(105,413)	$—	$(105,413)
Forward foreign currency transactions	—	—	—	103,510	103,510
Swap contracts	—	(87,597)	—	—	(87,597)
Futures contracts	(114,024)	—	(90,285)	—	(204,309)
Written options	—	—	(38,725)	—	(38,725)

	$(114,024)	$(87,597)	$(234,423)	$103,510	$(332,534)

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$60,129
Forward foreign currency transactions	20,753,409
Futures contracts long	6,062,344
Futures contracts short	(24,921,979)
Swap contracts	8,634,198
Written options	(60,114)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio,

BHFTI-44

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

BHFTI-45

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-46

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$286,901,174	$0	$208,804,479

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2023 were $2,580,349.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period effective May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $500 Million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

The Subadviser has agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it receives as a result of any investment by the Portfolio in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser has agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. No fees were waived during the six months ended June 30, 2023.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTI-47

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,022,198,099

Gross unrealized appreciation	8,785,159
Gross unrealized (depreciation)	(63,543,288)

Net unrealized appreciation (depreciation)	$(54,758,129)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$45,209,515	$37,554,081	$—	$—	$45,209,515	$37,554,081

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$48,029,980	$—	$(98,565,146)	$(43,632,637)	$(94,167,803)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $5,751,739 and accumulated long-term capital losses of $37,880,898.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-48

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-49

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Brighthouse Asset Allocation 100 Portfolio returned 13.46% and 13.36%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Portfolio Index¹, returned 10.96%.

MARKET ENVIRONMENT / CONDITIONS

Global markets sustained the momentum garnered in the final quarter of 2022 as bonds and equities delivered positive results during the first three months of 2023. The impact of the historic 2022 rate hikes by the U.S. Federal Reserve (the “Fed”) to ease inflationary pressures appeared to have taken hold, and helped fuel investor speculation monetary tightening may soon end. A persistent downward trend in year-over-year headline Consumer Price Index levels since last July provided tangible evidence Fed policy was having the desired effect and factored into the Fed’s decision to implement minimal 0.25% rate hikes at its February and March meetings. The failures of Silicon Valley Bank and Signature Bank in March introduced uncertainty on future policy actions, as the Fed weighed the risk of implementing additional rate hikes against the possibility of further banking sector stresses and recessionary fears. However, progress in the fight against inflation and swift action by the Fed to inject liquidity into the banking sector were cheered by both bond and equity investors to close out the first quarter of 2023.

In the second quarter of 2023, investor enthusiasm began to falter. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. Economic growth, as measured by the real gross domestic product (“GDP”) rate, initially came in below the consensus forecast of 1.9% for much of the quarter before being revised upwards at the end of June to a reported 2.0% annual gain. Despite the revision to the 1Q23 real GDP growth rate, it marked the third straight quarter of declining GDP levels. While recessionary concerns lingered, euphoria over harnessing the power of artificial intelligence propelled a handful of technology companies to higher valuations and led equity market returns in the period.

In the first half of 2023, the S&P 500 Index returned 16.89%. Outside the U.S., the MSCI EAFE Index delivered a 11.67% return and the MSCI Emerging Markets Index posted a positive 4.89% result. Despite a pullback during the second quarter, global bonds managed to produce gains over the six months of 2023. In the U.S., the Bloomberg U.S. Aggregate Bond Index gained 2.09%. Outside the U.S., the FTSE World Government Bond Index ex-U.S. returned 1.52% during the period.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 100 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 100% to equities, although some residual cash is expected to be held by the underlying portfolios.

Over the six-month period, the Portfolio outperformed the Dow Jones Aggressive Portfolio Index. Performance strength within the underlying mid cap equity and non-U.S. equity portfolios offset weakness within the underlying large cap and small cap equity portfolios.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and small cap portfolios underperformed, while mid cap portfolios were positive contributors. In large cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 13.3%. Negative security selection in the Industrials, Consumer Discretionary, and Information Technology (“IT”) sectors were key detractors in the period. Underweight positions in the IT and Communication Services sectors, and an overweight in the Consumer Discretionary sector further pressured results. The MFS Value Portfolio fell 3.0% relative to its benchmark. A combination of negative security selection and an underweight to the Communication Services sector, and weak selection in the Industrials sector pressured relative performance. On the positive side, the Loomis Sayles Growth Portfolio beat its benchmark by 9.3%. Security selection drove relative outperformance. Selection in the IT and Communication Services sector had the largest positive impact on results. In mid cap, the Morgan Stanley Discovery Portfolio outperformed its benchmark by 12.2%. Security selection was led by strong relative results in the Consumer Discretionary sector and positive selection in the Financials and IT sectors. An overweight position in Communication Services and an underweight to Energy bolstered performance in the period. The Brighthouse/Artisan Mid Cap Value Portfolio outperformed its benchmark by 4.4%. Strong selection in Financials was the largest relative contributor to results followed by selection in IT. Within small cap, the Loomis Small Cap Growth Portfolio underperformed its benchmark by 4.3%. Results were negatively impacted from security selection in the Health Care, IT, and Industrials sectors. The Invesco Small Cap Growth Portfolio underperformed its benchmark by 3.7%. Negative security selection in the Health Care and Consumer Discretionary sectors were the primary detractors to relative results. Additionally, overall small cap performance was negatively impacted by the absolute performance of the JPMorgan Small Cap Value Portfolio.

Non-U.S. equity portfolios were additive over the period driven primarily by the emerging market portfolios. In developed markets, several portfolios performed well over the period. The Harris Oakmark International Portfolio outperformed its benchmark by 6.2%. An overweight position and security selection in the Consumer Discretionary sector was the largest contributor to relative results over the period. From a country perspective, selection and an overweight position in Germany had the largest positive impact to performance.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

The Invesco Global Equity Portfolio outperformed its benchmark by 9.6%. An overweight position and security selection in the Communication Services sector was the largest contributor to results over the period. Conversely, the absolute performance of the VanEck Global Natural Resources Portfolio and the CBRE Global Real Estate Portfolio offset some of the strength within developed markets. In emerging markets, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 2.0%. Positive security selection in the IT, Utilities, Industrials sectors were leading contributors to relative performance. At the country level, exposures in China, Taiwan, and India were notable contributors during the period. The Brighthouse/abrdn Emerging Markets Equity Portfolio outperformed its benchmark by 0.1%. The Portfolio benefited from positive security selection in the Financials and Industrials sectors. Regionally, selection was positive across Latin America and Europe, Middle East & Africa.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The aggressive portfolio allocates 100% to equities.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 100 Portfolio
Class A	13.46	16.98	7.70	9.26
Class B	13.36	16.67	7.43	8.99
Dow Jones Aggressive Portfolio Index	10.96	14.77	7.56	9.18

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Loomis Sayles Growth Portfolio (Class A)	6.7
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.1
MFS Value Portfolio (Class A)	6.1
Jennison Growth Portfolio (Class A)	5.9
Invesco Comstock Portfolio (Class A)	5.7
T. Rowe Price Large Cap Value Portfolio (Class A) (Class A)	5.6
Harris Oakmark International Portfolio (Class A)	5.6
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.9
Brighthouse/Dimensional International Small Company Portfolio (Class A)	4.8
Baillie Gifford International Stock Portfolio (Class A)	4.5

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	48.8
International Developed Market Equities	22.3
U.S. Small Cap Equities	12.4
Emerging Market Equities	4.8
U.S. Mid Cap Equities	4.5
Global Equities	4.4
Real Estate Equities	2.8

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.73%	$1,000.00	$1,134.60	$3.86
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class B (a)	Actual	0.98%	$1,000.00	$1,133.60	$5.18
	Hypothetical*	0.98%	$1,000.00	$1,019.94	$4.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Allspring Mid Cap Value Portfolio (Class A) (a)	1,506,920	$16,440,497
Baillie Gifford International Stock Portfolio (Class A) (b)	7,295,726	74,051,615
BlackRock Capital Appreciation Portfolio (Class A) (b)	2,041,044	66,231,890
Brighthouse Small Cap Value Portfolio (Class A) (a)	3,769,961	48,820,997
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	4,963,497	43,132,792
Brighthouse/Artisan International Portfolio (Class A) (a)	6,983,551	68,648,304
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	40,457	8,135,048
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	8,470,090	79,872,946
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	2,980,722	81,641,978
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	5,014,247	63,530,506
CBRE Global Real Estate Portfolio (Class A) (a)	4,821,494	46,189,915
Frontier Mid Cap Growth Portfolio (Class A) (b) (c)	696,380	16,949,877
Harris Oakmark International Portfolio (Class A) (a)	7,070,208	91,700,597
Invesco Comstock Portfolio (Class A) (a)	7,914,999	93,396,987
Invesco Global Equity Portfolio (Class A) (a)	1,945,619	42,628,509
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	3,644,266	29,227,011
Jennison Growth Portfolio (Class A) (b) (c)	7,640,241	97,489,474
JPMorgan Small Cap Value Portfolio (Class A) (a)	3,205,108	32,852,355
Loomis Sayles Growth Portfolio (Class A) (a)	7,804,222	110,117,576
Loomis Sayles Small Cap Growth Portfolio (Class A) (b) (c)	4,357,496	45,187,233
MFS Research International Portfolio (Class A) (a)	4,528,498	53,300,425
MFS Value Portfolio (Class A) (b)	7,673,305	100,827,223

Affiliated Investment Companies—(Continued)
Morgan Stanley Discovery Portfolio (Class A) (a) (c)	1,692,498	8,784,063
Neuberger Berman Genesis Portfolio (Class A) (b)	1,074,285	19,240,444
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	3,882,122	35,948,448
T. Rowe Price Large Cap Growth Portfolio (Class A) (b) (c)	5,379,626	100,921,777
T. Rowe Price Large Cap Value Portfolio (Class A) (Class A) (a)	3,759,942	91,780,193
T. Rowe Price Mid Cap Growth Portfolio (Class A) (Class A) (a)	1,419,936	12,708,425
T. Rowe Price Small Cap Growth Portfolio (Class A) (Class A) (b)	1,584,406	29,628,385
VanEck Global Natural Resources Portfolio (Class A) (b)	2,591,399	30,319,370
Victory Sycamore Mid Cap Value Portfolio (Class A) (a)	644,961	11,809,230

Total Mutual Funds (Cost $1,799,651,142)		1,651,514,090

Total Investments—100.0% (Cost $1,799,651,142)		1,651,514,090
Other assets and liabilities (net)—0.0%		(538,695)

Net Assets—100.0%		$1,650,975,395

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,651,514,090	$—	$—	$1,651,514,090
Total Investments	$1,651,514,090	$—	$—	$1,651,514,090

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Affiliated investments at value (a)	$1,651,514,090
Receivable for:
Affiliated investments sold	1,793,089
Fund shares sold	40,623

Total Assets	1,653,347,802
Liabilities
Payables for:
Fund shares redeemed	1,833,712
Accrued Expenses:
Management fees	97,316
Distribution and service fees	195,068
Deferred trustees’ fees	198,399
Other expenses	47,912

Total Liabilities	2,372,407

Net Assets	$1,650,975,395

Net Assets Consist of:
Paid in surplus	$1,715,177,743
Distributable earnings (Accumulated losses)	(64,202,348)

Net Assets	$1,650,975,395

Net Assets
Class A	$684,035,595
Class B	966,939,800
Capital Shares Outstanding*
Class A	70,859,208
Class B	100,807,998
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.65
Class B	9.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,799,651,142.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$19,999,771

Total investment income	19,999,771
Expenses
Management fees	581,104
Administration fees	15,001
Custodian and accounting fees	13,575
Distribution and service fees—Class B	1,161,579
Audit and tax services	16,337
Legal	21,516
Trustees’ fees and expenses	17,766
Miscellaneous	4,411

Total expenses	1,831,289

Net Investment Income	18,168,482

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(8,733,686)
Capital gain distributions from affiliated investments	79,909,676

Net realized gain (loss)	71,175,990

Net change in unrealized appreciation on affiliated investments	110,883,226

Net realized and unrealized gain (loss)	182,059,216

Net Increase (Decrease) in Net Assets From Operations	$200,227,698

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$18,168,482	$16,661,762
Net realized gain (loss)	71,175,990	266,161,198
Net change in unrealized appreciation (depreciation)	110,883,226	(685,134,784)

Increase (decrease) in net assets from operations	200,227,698	(402,311,824)

From Distributions to Shareholders
Class A	(117,932,798)	(70,016,904)
Class B	(166,230,480)	(99,463,437)

Total distributions	(284,163,278)	(169,480,341)

Increase (decrease) in net assets from capital share transactions	217,061,548	55,020,631

Total increase (decrease) in net assets	133,125,968	(516,771,534)

Net Assets
Beginning of period	1,517,849,427	2,034,620,961

End of period	$1,650,975,395	$1,517,849,427

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	370,697	$4,030,777	823,128	$9,417,989
Reinvestments	12,323,176	117,932,798	6,946,121	70,016,904
Redemptions	(2,509,140)	(27,265,735)	(4,385,037)	(50,427,213)

Net increase (decrease)	10,184,733	$94,697,840	3,384,212	$29,007,680

Class B
Sales	1,139,926	$12,217,050	2,603,162	$30,696,855
Reinvestments	17,479,546	166,230,480	9,916,594	99,463,437
Redemptions	(5,240,280)	(56,083,822)	(9,130,280)	(104,147,341)

Net increase (decrease)	13,379,192	$122,363,708	3,389,476	$26,012,951

Increase (decrease) derived from capital shares transactions		$217,061,548		$55,020,631

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.29		$14.45	$13.36	$12.82	$11.45	$13.32

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13		0.13	0.12	0.17	0.15	0.17
Net realized and unrealized gain (loss)	1.24		(3.03)	2.27	1.86	2.85	(1.38)

Total income (loss) from investment operations	1.37		(2.90)	2.39	2.03	3.00	(1.21)

Less Distributions
Distributions from net investment income	(0.33)		(0.20)	(0.20)	(0.17)	(0.24)	(0.17)
Distributions from net realized capital gains	(1.68)		(1.06)	(1.10)	(1.32)	(1.39)	(0.49)

Total distributions	(2.01)		(1.26)	(1.30)	(1.49)	(1.63)	(0.66)

Net Asset Value, End of Period	$9.65		$10.29	$14.45	$13.36	$12.82	$11.45

Total Return (%) (b)	13.46	(c)	(19.89)	18.34	19.23	27.79	(9.80)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.08	(e)	0.08	0.08	0.09	0.09	0.08
Ratio of net investment income (loss) to average net assets (%) (f)	1.17	(g)	1.15	0.85	1.44	1.21	1.26
Portfolio turnover rate (%)	6	(c)	10	9	13	13	12
Net assets, end of period (in millions)	$684.0		$624.2	$828.1	$743.9	$667.5	$563.0

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.22		$14.36	$13.28	$12.75	$11.39	$13.26

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.10	0.08	0.14	0.12	0.13
Net realized and unrealized gain (loss)	1.23		(3.02)	2.27	1.85	2.83	(1.37)

Total income (loss) from investment operations	1.35		(2.92)	2.35	1.99	2.95	(1.24)

Less Distributions
Distributions from net investment income	(0.30)		(0.16)	(0.17)	(0.14)	(0.20)	(0.14)
Distributions from net realized capital gains	(1.68)		(1.06)	(1.10)	(1.32)	(1.39)	(0.49)

Total distributions	(1.98)		(1.22)	(1.27)	(1.46)	(1.59)	(0.63)

Net Asset Value, End of Period	$9.59		$10.22	$14.36	$13.28	$12.75	$11.39

Total Return (%) (b)	13.36	(c)	(20.15)	18.13	18.91	27.48	(10.06)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.33	(e)	0.33	0.33	0.34	0.34	0.33
Ratio of net investment income (loss) to average net assets (%) (f)	0.92	(g)	0.90	0.60	1.22	0.96	1.01
Portfolio turnover rate (%)	6	(c)	10	9	13	13	12
Net assets, end of period (in millions)	$966.9		$893.6	$1,206.5	$1,126.8	$1,045.6	$915.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Asset Allocation Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$120,846,146	$0	$89,872,935

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$581,104	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
Allspring Mid Cap Value Portfolio (Class A)	$15,902,773	$2,356,157	$(463,081)	$(1,389)	$(1,353,963)	$16,440,497
Baillie Gifford International Stock Portfolio (Class A)	69,656,876	929,947	(5,798,286)	237,279	9,025,799	74,051,615
BlackRock Capital Appreciation Portfolio (Class A)	51,516,986	2,538,627	(4,055,398)	(857,807)	17,089,482	66,231,890
Brighthouse Small Cap Value Portfolio (Class A)	46,545,696	5,966,203	(1,740,680)	111,985	(2,062,207)	48,820,997
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	41,855,059	678,325	(988,783)	(123,743)	1,711,934	43,132,792
Brighthouse/Artisan International Portfolio (Class A)	67,158,064	1,212,081	(4,819,172)	(69,316)	5,166,647	68,648,304
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	11,549,758	1,099,865	(4,322,125)	104,002	(296,452)	8,135,048
Brighthouse/Dimensional International Small Company Portfolio (Class A)	79,895,546	4,603,980	(5,198,309)	(2,417,104)	2,988,833	79,872,946
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	79,213,673	9,640,951	(346,982)	24,723	(6,890,387)	81,641,978
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	57,762,118	3,859,953	(2,866,480)	(79,024)	4,853,939	63,530,506
CBRE Global Real Estate Portfolio (Class A)	44,970,997	1,359,931	(46,526)	(6,577)	(87,910)	46,189,915
Frontier Mid Cap Growth Portfolio (Class A)	14,975,665	1,505	(175,126)	(73,974)	2,221,807	16,949,877
Harris Oakmark International Portfolio (Class A)	90,482,212	1,887,014	(14,455,601)	(4,171,630)	17,958,602	91,700,597
Invesco Comstock Portfolio (Class A)	90,521,589	18,113,114	(1,055,142)	166,692	(14,349,266)	93,396,987
Invesco Global Equity Portfolio (Class A)	37,003,087	2,524,905	(2,883,442)	87,796	5,896,163	42,628,509
Invesco Small Cap Growth Portfolio (Class A)	26,612,380	23,766	(33,821)	(39,498)	2,664,184	29,227,011
Jennison Growth Portfolio (Class A)	73,868,265	4,447,479	(8,138,730)	(514,902)	27,827,362	97,489,474
JPMorgan Small Cap Value Portfolio (Class A)	31,368,136	4,391,069	(717,839)	(287,717)	(1,901,294)	32,852,355
Loomis Sayles Growth Portfolio (Class A)	92,473,163	6,144,751	(15,782,011)	2,474,328	24,807,345	110,117,576
Loomis Sayles Small Cap Growth Portfolio (Class A)	42,595,706	6,415	(1,349,118)	(466,662)	4,400,892	45,187,233
MFS Research International Portfolio (Class A)	51,634,571	1,974,374	(3,447,313)	639,652	2,499,141	53,300,425
MFS Value Portfolio (Class A)	99,093,875	13,610,290	(422,854)	(12,032)	(11,442,056)	100,827,223
Morgan Stanley Discovery Portfolio (Class A)	5,965,136	1,301,701	(331,750)	(1,142,960)	2,991,936	8,784,063
Neuberger Berman Genesis Portfolio (Class A)	17,582,421	1,625,835	(443,676)	107,450	368,414	19,240,444
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	33,948,437	1,266,997	(442,249)	(13,086)	1,188,349	35,948,448
T. Rowe Price Large Cap Growth Portfolio (Class A)	77,046,469	5,118,803	(7,285,624)	(2,059,693)	28,101,822	100,921,777
T. Rowe Price Large Cap Value Portfolio (Class A)	90,467,772	15,241,953	(501,347)	(101,511)	(13,326,674)	91,780,193
T. Rowe Price Mid Cap Growth Portfolio (Class A)	11,595,283	604,022	(380,269)	(109,702)	999,091	12,708,425
T. Rowe Price Small Cap Growth Portfolio (Class A)	26,986,804	693,904	(1,145,074)	(171,611)	3,264,362	29,628,385
VanEck Global Natural Resources Portfolio (Class A)	30,243,937	2,512,748	(19,410)	6,079	(2,423,984)	30,319,370
Victory Sycamore Mid Cap Value Portfolio (Class A)	7,898,885	5,109,481	(216,717)	26,266	(1,008,685)	11,809,230

	$1,518,391,339	$120,846,146	$(89,872,935)	$(8,733,686)	$110,883,226	$1,651,514,090

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2023
Allspring Mid Cap Value Portfolio (Class A)	$2,132,031	$201,887	1,506,920
Baillie Gifford International Stock Portfolio (Class A)	—	929,947	7,295,726
BlackRock Capital Appreciation Portfolio (Class A)	1,225,570	26,510	2,041,044
Brighthouse Small Cap Value Portfolio (Class A)	3,969,399	596,774	3,769,961
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	—	539,385	4,963,497
Brighthouse/Artisan International Portfolio (Class A)	—	1,193,821	6,983,551
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,016,986	67,044	40,457
Brighthouse/Dimensional International Small Company Portfolio (Class A)	2,548,514	2,045,203	8,470,090
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	8,408,023	1,138,915	2,980,722
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	3,349,077	510,876	5,014,247
CBRE Global Real Estate Portfolio (Class A)	—	1,261,630	4,821,494
Frontier Mid Cap Growth Portfolio (Class A)	—	—	696,380
Harris Oakmark International Portfolio (Class A)	—	1,887,014	7,070,208
Invesco Comstock Portfolio (Class A)	15,977,730	2,022,658	7,914,999
Invesco Global Equity Portfolio (Class A)	2,370,152	153,211	1,945,619
Invesco Small Cap Growth Portfolio (Class A)	—	—	3,644,266
Jennison Growth Portfolio (Class A)	—	—	7,640,241
JPMorgan Small Cap Value Portfolio (Class A)	2,736,336	442,557	3,205,108
Loomis Sayles Growth Portfolio (Class A)	6,140,225	—	7,804,222
Loomis Sayles Small Cap Growth Portfolio (Class A)	—	—	4,357,496
MFS Research International Portfolio (Class A)	1,008,674	903,877	4,528,498
MFS Value Portfolio (Class A)	11,678,033	1,848,083	7,673,305
Morgan Stanley Discovery Portfolio (Class A)	—	—	1,692,498
Neuberger Berman Genesis Portfolio (Class A)	1,600,313	23,563	1,074,285
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	1,183,479	3,882,122
T. Rowe Price Large Cap Growth Portfolio (Class A)	—	—	5,379,626
T. Rowe Price Large Cap Value Portfolio (Class A)	13,191,131	1,892,504	3,759,942
T. Rowe Price Mid Cap Growth Portfolio (Class A)	604,022	—	1,419,936
T. Rowe Price Small Cap Growth Portfolio (Class A)	678,380	15,524	1,584,406
VanEck Global Natural Resources Portfolio (Class A)	—	924,385	2,591,399
Victory Sycamore Mid Cap Value Portfolio (Class A)	1,275,080	190,924	644,961

	$79,909,676	$19,999,771

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,804,417,154

Gross unrealized appreciation	23,275,640
Gross unrealized (depreciation)	(176,178,704)

Net unrealized appreciation (depreciation)	$(152,903,064)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$24,096,371	$23,909,838	$145,383,970	$148,083,726	$169,480,341	$171,993,564

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$44,868,945	$238,847,716	$(263,786,290)	$—	$19,930,371

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class B shares of the Brighthouse Balanced Plus Portfolio (the “Portfolio”) returned 5.97%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 6.99%.

MARKET ENVIRONMENT / CONDITIONS

Risk assets broadly gained over the first quarter of 2023 despite the collapse of Silicon Valley Bank (“SVB”) and Signature Bank, which sparked concerns over the health of the financial sector. Bond yields fell and the yield curve further inverted, while the Intercontinental Exchange Merrill Lynch Option Volatility Estimate Index reached its highest level since the peak of the Great Financial Crisis. Shockwaves reverberated through markets following the failure of SVB, with the 2-year Treasury posting its largest three-day slide since 1987 as investors flocked to quality. Volatility remained elevated as the market’s confidence in Credit Suisse deteriorated and the Swiss National Bank orchestrated its takeover by UBS. Stock indices fell and bond yields rallied globally as concerns of financial contagion dampened risk sentiment.

Risk assets broadly gained over the second quarter despite concerns surrounding stress within the Banking sector and a possible U.S. debt default. Bond yields rose broadly as growth proved resilient and inflation remained sticky, while central banks resumed hawkish (aggressive) forward rate guidance.

Concerns over a possible U.S. debt default prompted yields on short-dated Treasury bills to exceed 5.3%, and the cost of 1-year U.S. Treasury default swaps reached an all-time high. Risk sentiment remained robust, however, as markets were optimistic about negotiations. The S&P 500 Index hit a 9-month high after the U.S. House of Representatives passed a bill to raise the debt ceiling, which then passed through the Senate without much excitement from markets.

Signs of easing inflation prompted the U.S. Federal Reserve (the “Fed”) to offer dovish rhetoric earlier in the second quarter; however, resilient growth and a swifter-than-expected resolution of stresses within the Banking sector caused the Fed to signal that at least two additional rate hikes will be needed to combat inflation. U.S. headline inflation continued its decline, rising at a 4% annual pace in May, which was the lowest reading in over two years. However, core inflation remained stubbornly high as much of the inflationary decline has been due to easing fuel and energy prices.

Growth and inflation metrics have begun to diverge, prompting central banks to take different paths. The Fed hiked its policy rate once (+0.25%) before pausing in June, only to then signal that at least two additional hikes will be needed to combat inflation. Meanwhile, the Bank of England raised policy rates twice over the second quarter (+0.25% and +0.50% basis points, respectively) to a level of 5% as core inflation unexpectedly held steady at 8.7%. Markets are now pricing in a potential peak of 6% as the Governor of the Bank of England, Andrew Bailey, signaled further hikes will be necessary if inflation does not show signs of moderating. Similar to the U.K., the European Central Bank raised policy rates twice (each time +0.25%) and made it clear that more hikes are on the way.

TOTAL PORTFOLIO REVIEW/ PERIOD-END POSITIONING

The Brighthouse Balanced Plus Portfolio is composed of two sleeves. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of Brighthouse Investment Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) were designed to keep the Portfolio’s overall volatility level within the desired range by dynamically changing its total equity exposure in response to measures of implied equity market volatility. To gain and actively managethis equity exposure, the Overlay Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), invested in equity index derivative instruments and various fixed income instruments that served as collateral for the equity derivative exposures. Since the Overlay Sleeve constitutes a substantial percent of the Portfolio’s allocation, overlay sleeve performance may significantly impact total Portfolio return in any given period.

BASE SLEEVE REVIEW

The Base Sleeve Portfolio outperformed its benchmark over the period. Performance strength within the underlying fixed income, mid cap equity, and non-U.S. equity portfolios offset weakness within the underlying large cap and small cap portfolios.

The underlying fixed income portfolios added to relative performance. On an absolute return basis, the top performing portfolios were the Brighthouse/Eaton Vance Floating Rate Portfolio and the BlackRock High Yield Portfolio as lower credit bank loans and bonds benefited over the period in which riskier assets were rewarded. The BlackRock Bond Income Portfolio exceeded its benchmark by 0.6%. The Portfolio’s duration (bond price changes in response to interest rate levels) positioning along with allocations to and selections within securitized assets, investment grade credit bonds, and agency Mortgage-Backed-Securities (“MBS”) contributed to relative results. The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark by 1.6% during the period. Allocations to both high yield bonds and bank loans were primary contributors. Exposures to Collateralized Loan Obligations and non-agency MBS bolstered returns. Conversely, the Brighthouse/Templeton International Bond Portfolio underperformed its benchmark by 1.9%. The Portfolio’s currency positioning in the euro, Japanese yen, and South Korean won detracted from relative results during the period.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and small cap portfolios underperformed, while mid cap portfolios were positive contributors. In large cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

underperformed its benchmark by 13.3%. Negative security selection in the Industrials, Consumer Discretionary, and Information Technology (“IT”) sectors were key detractors in the period. Underweight positions in the IT and Communication Services sectors, and an overweight in the Consumer Discretionary sector further pressured results. The MFS Value Portfolio fell 3.0% relative to its benchmark. A combination of negative security selection and an underweight to the Communication Services sector, and weak selection in the Industrials sector pressured relative performance. On the positive side, the Loomis Sayles Growth Portfolio beat its benchmark by 9.3%. Security selection drove relative outperformance. Selection in the IT and Communication Services sectors had the largest positive impact on results. In mid cap, the Morgan Stanley Discovery Portfolio outperformed its benchmark by 12.2%. Security selection was led by strong relative results in the Consumer Discretionary sector and positive selection in the Financials and IT sectors. An overweight position in the Communication Services sector and an underweight to the Energy sector bolstered performance in the period. The Brighthouse/Artisan Mid Cap Value Portfolio outperformed its benchmark by 4.4%. Strong selection in Financials sector was the largest relative contributor to results followed by selection in IT sector. Within small cap, the Invesco Small Cap Growth Portfolio underperformed its benchmark by 3.7%. Negative security selection in the Health Care and Consumer Discretionary sectors were the primary detractors to relative results. Additionally, overall small cap performance was negatively impacted by the absolute performance of the JPMorgan Small Cap Value Portfolio.

Non-U.S. equity portfolios were additive over the period driven primarily by the emerging market portfolios. The Harris Oakmark International Portfolio outperformed its benchmark by 6.2%. An overweight position and security selection in the Consumer Discretionary sector was the largest contributor to relative results over the period. From a country perspective, selection and an overweight position in Germany had the largest positive impact to performance. The Baillie Gifford International Stock Portfolio outperformed its benchmark by 5.5%. An overweight position and security selection in the IT sector was the largest contributor to relative results over the period. From a regional perspective, security selection across Europe ex-U.K., emerging markets, and North America drove the outperformance. Conversely, the absolute performance of the VanEck Global Natural Resources Portfolio and the CBRE Global Real Estate Portfolio offset some of the strength within developed markets. In emerging markets, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 2.0%. Positive security selection in the IT, Utilities, and Industrials sectors were leading contributors to relative performance. At the country level, exposures in China, Taiwan, and India were notable contributors during the period. The Brighthouse/abrdn Emerging Markets Equity Portfolio outperformed its benchmark by 0.1%. The Portfolio benefited from positive security selection in the Financials and Industrials sectors. Regionally, selection was positive across Latin America and Europe, Middle East & Africa.

OVERLAY SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

The overlay sleeve portion of the Portfolio had positive absolute returns over the six months ended June 30, 2023. The fixed-income allocation outperformed its benchmark, while the equity allocation experienced relative underperformance compared to the S&P 500 Index despite generating positive returns on an absolute basis. The Portfolio dynamically adjusted its equity exposure during the first half of 2023. The Portfolio entered the period at reduced equity exposure as volatility was elevated in late 2022 driven by geopolitical tension, inflation concerns, and hawkish central banks. It further de-risked in March in response to spiking volatility resulting from the banking crisis. However, the Portfolio moved to neutral equity exposure late in the second quarter as a result of reduced volatility. Overall, the equity portion of the Portfolio underperformed relative to the S&P 500 Index driven by its underweight position to equities, given elevated volatility during most of the period, as equity markets ended the first half of 2023 higher.

The Portfolio’s fixed income allocations contributed to performance relative to the custom blended fixed income benchmark. An overweight to the 10-year portion of the U.S. yield curve contributed modestly to performance as short-term U.S. rates increased over the period. Within a diversified set of spread sectors, an allocation to investment-grade corporate credit contributed to performance as corporate credit spreads tightened over the period.

The Portfolio ended the period neutral equity exposure. The Portfolio’s fixed-income exposure ended the period underweight duration relative to the benchmark. Additionally, the fixed-income portion had exposure to investment grade corporate credit as well as agency MBS bonds to diversify and enhance the return potential.

Derivatives were used in the Portfolio and were instrumental in obtaining specific exposures in an effort to gain from anticipated market developments. The Portfolio’s equity exposure was obtained via the use of E-mini S&P 500 Index futures contracts. Currency exposure was, in part, implemented using currency forwards. The derivatives performed as expected over the period.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Graham A. Rennison

David L. BraunPaul-James White

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse Balanced Plus Portfolio
Class B	5.97	2.12	3.00	5.43
Dow Jones Moderate Portfolio Index	6.99	8.00	4.57	5.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
U.S. Treasury Bonds	14.4
U.S. Treasury Notes	11.3
BlackRock Bond Income Portfolio (Class A)	7.2
TCW Core Fixed Income Portfolio (Class A)	5.8
PIMCO Total Return Portfolio (Class A)	5.5
JPMorgan Core Bond Portfolio (Class A)	4.2
Harris Oakmark International Portfolio (Class A)	3.9
Western Asset Management U.S. Government Portfolio (Class A)	3.5
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.3
Baillie Gifford International Stock Portfolio (Class A)	2.8

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	61.0
U.S. Large Cap Equities	32.5
International Developed Market Equities	12.8
U.S. Mid Cap Equities	5.6
U.S. Small Cap Equities	5.0
High Yield Fixed Income	5.8
International Fixed Income	2.5
Global Equities	2.3
Emerging Market Equities	1.9
Real Estate Equities	0.9

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class B (a) (b)	Actual	1.00%	$1,000.00	$1,059.70	$5.11
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.
(b)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mutual Funds—69.8% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—69.8%
AB International Bond Portfolio (Class A) (a)	13,280,673	$100,003,465
Allspring Mid Cap Value Portfolio (Class A) (a)	11,208,432	122,283,991
Baillie Gifford International Stock Portfolio (Class A) (b)	22,431,198	227,676,662
BlackRock Bond Income Portfolio (Class A) (b)	6,497,483	581,784,647
BlackRock Capital Appreciation Portfolio (Class A) (b)	558,400	18,120,081
BlackRock High Yield Portfolio (Class A) (a)	11,763,153	80,695,229
Brighthouse Small Cap Value Portfolio (Class A) (a)	7,698,674	99,697,829
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	9,166,227	79,654,513
Brighthouse/Artisan International Portfolio (Class A) (a)	16,775,499	164,903,156
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	607,886	122,233,791
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	11,921,459	112,419,357
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	12,778,820	120,759,847
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	23,583,368	199,515,296
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	13,717,278	103,291,103
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	1,159,412	31,756,292
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	2,874,183	36,415,901
CBRE Global Real Estate Portfolio (Class A) (a)	7,578,722	72,604,158
Frontier Mid Cap Growth Portfolio (Class A) (b) (c)	4,375,910	106,509,640
Harris Oakmark International Portfolio (Class A) (a)	24,152,985	313,264,210
Invesco Comstock Portfolio (Class A) (a)	759,824	8,965,922
Invesco Global Equity Portfolio (Class A) (a)	3,761,303	82,410,142
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	8,911,369	71,469,177
Jennison Growth Portfolio (Class A) (b) (c)	2,041,033	26,043,578
JPMorgan Core Bond Portfolio (Class A) (a)	38,787,628	340,943,251
JPMorgan Small Cap Value Portfolio (Class A) (a)	6,870,561	70,423,250
Loomis Sayles Growth Portfolio (Class A) (a)	1,423,238	20,081,882
MFS Research International Portfolio (Class A) (a)	17,863,539	210,253,855
MFS Value Portfolio (Class A) (b)	1,985,307	26,086,930
Morgan Stanley Discovery Portfolio (Class A) (a) (c)	7,796,027	40,461,379
Neuberger Berman Genesis Portfolio (Class A) (b)	3,196,194	57,243,835
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	17,154,853	159,711,678
PIMCO Total Return Portfolio (Class A) (a)	46,067,411	439,022,432
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	7,770,156	71,951,648
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	833,404	20,343,399
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	6,854,052	61,343,767
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	5,354,801	100,134,771
TCW Core Fixed Income Portfolio (Class A) (a)	54,498,040	468,683,141
VanEck Global Natural Resources Portfolio (Class A) (b)	9,119,912	106,702,967
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	25,396,948	263,874,293
Western Asset Management U.S. Government Portfolio (Class A) (b)	27,314,252	279,151,653

Total Mutual Funds (Cost $6,279,309,723)		5,618,892,118

U.S. Treasury & Government Agencies—27.8%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—1.9%
Fannie Mae 30 Yr. Pool 4.000%, 08/01/47	22,943	21,875
4.000%, 06/01/48	96,917	92,402
4.000%, 11/01/48	5,617	5,352
4.000%, 03/01/49	996,315	947,882
4.000%, 08/01/49	118,188	112,461
4.000%, 03/01/50	21,105,590	20,022,122
4.000%, 07/01/50	4,249,206	4,044,079
Fannie Mae Pool 2.920%, 03/01/35	2,950,000	2,504,673
3.180%, 07/01/35	2,489,687	2,219,235
Freddie Mac 30 Yr. Pool 4.000%, 05/01/48	4,897	4,650
4.000%, 03/01/50	96,861	92,347
4.000%, 05/01/50	26,325	24,879
Freddie Mac Multifamily Structured Pass-Through Certificates 3.176%, 11/25/28	2,942,062	2,830,585
Ginnie Mae II 30 Yr. Pool 4.000%, TBA (d)	110,000,000	104,151,953
Uniform Mortgage-Backed Securities 30 Yr. Pool 4.000%, TBA (d)	16,000,000	15,014,375

		152,088,870

Federal Agencies—0.3%
Resolution Funding Corp. Principal Strip
Zero Coupon, 04/15/30	19,500,000	14,456,704
Tennessee Valley Authority 2.875%, 02/01/27	1,700,000	1,598,911
4.250%, 09/15/65	10,000,000	8,967,035

		25,022,650

U.S. Treasury—25.6%
U.S. Treasury Bonds 1.375%, 08/15/50	358,500,000	208,308,106
1.625%, 11/15/50	144,200,000	89,550,452
1.875%, 02/15/51	173,000,000	114,551,680
2.000%, 08/15/51	57,600,000	39,264,750
2.750%, 11/15/42	196,000,000	161,217,656
2.875%, 05/15/43	126,000,000	105,392,109
2.875%, 11/15/46	114,100,000	94,038,903
2.875%, 05/15/52	56,900,000	47,153,653
3.000%, 11/15/44	80,000,000	67,696,875
3.125%, 02/15/43	89,700,000	78,224,707
3.375%, 05/15/44	99,895,000	90,057,684
3.625%, 02/15/53 (e)	50,000,000	47,984,375
3.625%, 05/15/53	14,300,000	13,743,641
U.S. Treasury Notes 0.375%, 09/30/27 (f)	125,000,000	106,386,719
0.500%, 02/28/26 (f)	21,100,000	18,953,734
0.750%, 05/31/26	300,000,000	269,472,657
1.375%, 10/31/28	37,900,000	32,973,000
2.750%, 08/31/23	110,800,000	110,345,990
2.750%, 07/31/27 (f)	29,400,000	27,717,539
3.500%, 01/31/28	75,000,000	72,829,102
3.500%, 04/30/30	100,000,000	97,093,750
3.750%, 05/31/30	138,000,000	136,080,938
4.125%, 10/31/27	34,900,000	34,717,320

		2,063,755,340

Total U.S. Treasury & Government Agencies (Cost $2,646,827,961)		2,240,866,860

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—2.0%

Security Description	Principal Amount*	Value

Banks—1.9%
Bank of America Corp. 3.419%, 3M TSFR + 1.302%, 12/20/28 (g)	20,000,000	$18,340,470
Citigroup, Inc. 3.887%, 3M TSFR + 1.825%, 01/10/28 (g)	20,000,000	18,952,107
Cooperative Rabobank UA 4.375%, 08/04/25	5,000,000	4,825,694
Goldman Sachs Group, Inc. (The) 3.691%, 3M TSFR + 1.772%, 06/05/28 (g)	10,000,000	9,395,431
3.750%, 02/25/26	19,500,000	18,716,534
HSBC Holdings plc 4.300%, 03/08/26	20,000,000	19,330,527
5.250%, 03/14/44	3,000,000	2,708,046
JPMorgan Chase & Co. 3.540%, 3M TSFR + 1.642%, 05/01/28 (g)	10,000,000	9,348,456
4.000%, 3M TSFR + 2.745%, 04/01/25 (g)	8,000,000	7,306,880
6.125%, 3M TSFR + 3.592%, 04/30/24 (g)	3,000,000	2,979,010
Mitsubishi UFJ Financial Group, Inc. 2.852%, 1Y H15 + 1.100%, 01/19/33 (g)	5,100,000	4,203,178
Mizuho Financial Group, Inc. 4.254%, 3M TSFR + 1.532%, 09/11/29 (g)	5,000,000	4,673,733
Morgan Stanley 3.591%, 3M TSFR + 1.340%, 07/22/28 (g)	20,000,000	18,453,789
UBS Group AG 3.179%, 1Y H15 + 1.100%, 02/11/43 (144A) (g)	3,000,000	2,082,294
Wells Fargo & Co. 5.900%, 3M TSFR + 3.110%, 06/15/24 (g)	8,600,000	8,481,750

		149,797,899

Diversified Financial Services—0.0%
Blackstone Holdings Finance Co. LLC 3.200%, 01/30/52 (144A)	1,300,000	829,749

Electric—0.0%
Israel Electric Corp., Ltd. 3.750%, 02/22/32 (144A)	900,000	767,601
MidAmerican Energy Co. 2.700%, 08/01/52	800,000	505,467

		1,273,068

Telecommunications—0.1%
AT&T, Inc. 3.500%, 09/15/53	2,045,000	1,447,688
3.800%, 12/01/57	1,556,000	1,126,540

		2,574,228

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	2,200,000	2,050,234

Total Corporate Bonds & Notes (Cost $185,962,483)		156,525,178

Mortgage-Backed Securities — 0.5%
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—0.2%
Citigroup Mortgage Loan Trust, Inc. 3.000%, 11/27/51 (144A) (g)	20,350,187	17,086,994

Commercial Mortgage-Backed Securities—0.3%
BANK 4.493%, 06/15/55 (g)	15,000,000	14,136,882
BBCMS Mortgage Trust 2.299%, 02/15/54	11,400,000	9,245,428

		23,382,310

Total Mortgage-Backed Securities (Cost $44,897,914)		40,469,304

Municipals—0.0%
Los Angeles Community College District, Build America Bond 6.750%, 08/01/49	400,000	499,059
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,845,000	1,685,309

Total Municipals (Cost $2,512,921)		2,184,368

Short-Term Investments—1.6%

Repurchase Agreements—1.6%
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $53,022,746; collateralized by U.S. Treasury Bond at 1.125%, maturing 05/15/40, with a market value of $54,680,525.	53,000,000	53,000,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $4,607,121; collateralized by U.S. Treasury Note at 4.125%, maturing 06/15/26, with a market value of $4,698,405.	4,606,238	4,606,238
Goldman Sachs & Co. Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $12,805,504; collateralized by U.S. Government Agency Obligation at 3.000%, maturing 04/01/52, with a market value of $13,206,077.	12,800,000	12,800,000
JPMorgan Securities LLC Repurchase Agreement dated 06/30/23 at 5.140%, due on 07/05/23 with a maturity value of $60,217,190; collateralized by U.S. Treasury Inflation Protected Bond at 3.625%, maturing 04/15/28, with a market value of $59,033,964.	60,200,000	60,200,000

Total Short-Term Investments (Cost $130,606,238)		130,606,238

Total Investments—101.7% (Cost $9,290,117,240)		8,189,544,066
Other assets and liabilities (net)—(1.7)%		(140,098,063)

Net Assets—100.0%		$8,049,446,003

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2023, the market value of securities pledged was $125,567,423.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $20,766,638, which is 0.3% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	7,072,130	JPMC	07/05/23	USD	49,452	$(440)

Contracts to Deliver
JPY	20,767,142	JPMC	07/05/23	USD	148,892	4,971
JPY	7,042,078	JPMC	08/02/23	USD	49,452	442

Net Unrealized Appreciation						$4,973

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	09/15/23	10,808	USD	2,425,450,300	$69,115,227

Glossary of Abbreviations

Counterparties

(JPMC)—	JPMorgan Chase Bank N.A.

Currencies

(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(TSFR)—	Term Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$5,618,892,118	$—	$—	$5,618,892,118
Total U.S. Treasury & Government Agencies*	—	2,240,866,860	—	2,240,866,860
Total Corporate Bonds & Notes*	—	156,525,178	—	156,525,178
Total Mortgage-Backed Securities*	—	40,469,304	—	40,469,304
Total Municipals*	—	2,184,368	—	2,184,368
Total Short-Term Investments*	—	130,606,238	—	130,606,238
Total Investments	$5,618,892,118	$2,570,651,948	$—	$8,189,544,066

Secured Borrowings (Liability)	$—	$(34,949,619)	$—	$(34,949,619)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$5,413	$—	$5,413
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(440)	—	(440)
Total Forward Contracts	$—	$4,973	$—	$4,973
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$69,115,227	$—	$—	$69,115,227

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)	$2,570,651,948
Affiliated investments at value (b)	5,618,892,118
Cash	8,319
Cash denominated in foreign currencies (c)	385,366
Cash collateral for futures contracts	465,000
Unrealized appreciation on forward foreign currency exchange contracts	5,413
Receivable for:
Investments sold	34,911,236
Affiliated investments sold	2,433,351
TBA securities sold	104,194,063
Fund shares sold	23,028
Interest	14,575,215
Variation margin on futures contracts	29,577,569
Deferred dollar roll income	10,464
Prepaid expenses	19,569

Total Assets	8,376,152,659
Liabilities
Secured borrowings	34,949,619
Cash collateral for secured borrowing transactions	2,086,678
Unrealized depreciation on forward foreign currency exchange contracts	440
Payables for:
Investments purchased	60,200,000
TBA securities purchased	223,471,992
Fund shares redeemed	2,456,379
Accrued Expenses:
Management fees	1,553,791
Distribution and service fees	1,644,237
Deferred trustees’ fees	151,301
Other expenses	192,219

Total Liabilities	326,706,656

Net Assets	$8,049,446,003

Net Assets Consist of:
Paid in surplus	$9,434,984,622
Distributable earnings (Accumulated losses)	(1,385,538,619)

Net Assets	$8,049,446,003

Net Assets
Class B	$8,049,446,003
Capital Shares Outstanding*
Class B	953,200,030
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,010,807,517.
(b)	Identified cost of affiliated investments was $6,279,309,723.
(c)	Identified cost of cash denominated in foreign currencies was $386,735.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from affiliated investments	$142,963,203
Interest	36,106,892

Total investment income	179,070,095
Expenses
Management fees	9,533,906
Administration fees	63,401
Custodian and accounting fees	67,315
Distribution and service fees—Class B	10,113,229
Interest expense	3,840,017
Audit and tax services	29,546
Legal	21,515
Trustees’ fees and expenses	17,765
Shareholder reporting	18,209
Insurance	10,780
Miscellaneous	17,136

Total expenses	23,732,819
Less management fee waiver	(123,972)

Net expenses	23,608,847

Net Investment Income	155,461,248

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(39,074,119)
Affiliated investments	(79,683,475)
Futures contracts	(25,058,573)
Foreign currency transactions	2,262
Forward foreign currency transactions	6,029
Capital gain distributions from affiliated investments	82,627,758

Net realized gain (loss)	(61,180,118)

Net change in unrealized appreciation (depreciation) on:
Investments	83,701,260
Affiliated investments	207,858,641
Futures contracts	94,452,977
Foreign currency transactions	7,936
Forward foreign currency transactions	10,080

Net change in unrealized appreciation (depreciation)	386,030,894

Net realized and unrealized gain (loss)	324,850,776

Net Increase (Decrease) in Net Assets From Operations	$480,312,024

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$155,461,248	$177,017,493
Net realized gain (loss)	(61,180,118)	(248,573,283)
Net change in unrealized appreciation (depreciation)	386,030,894	(2,382,392,068)

Increase (decrease) in net assets from operations	480,312,024	(2,453,947,858)

From Distributions to Shareholders
Class B	(249,923,152)	(1,108,303,549)

Total distributions	(249,923,152)	(1,108,303,549)

Increase (decrease) in net assets from capital share transactions	(241,360,722)	100,802

Total increase (decrease) in net assets	(10,971,850)	(3,562,150,605)

Net Assets
Beginning of period	8,060,417,853	11,622,568,458

End of period	$8,049,446,003	$8,060,417,853

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	820,199	$7,028,497	4,793,973	$41,900,650
Reinvestments	29,823,765	249,923,152	130,388,653	1,108,303,549
Redemptions	(58,437,412)	(498,312,371)	(122,050,947)	(1,150,103,397)

Net increase (decrease)	(27,793,448)	$(241,360,722)	13,131,679	$100,802

Increase (decrease) derived from capital shares transactions		$(241,360,722)		$100,802

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.22		$12.01	$11.84	$12.01	$9.92	$11.91

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16		0.18	0.14	0.25	0.24	0.20
Net realized and unrealized gain (loss)	0.33		(2.76)	0.73	1.06	2.08	(0.98)

Total income (loss) from investment operations	0.49		(2.58)	0.87	1.31	2.32	(0.78)

Less Distributions
Distributions from net investment income	(0.27)		(0.25)	(0.28)	(0.29)	(0.23)	(0.20)
Distributions from net realized capital gains	0.00		(0.96)	(0.42)	(1.19)	0.00	(1.01)

Total distributions	(0.27)		(1.21)	(0.70)	(1.48)	(0.23)	(1.21)

Net Asset Value, End of Period	$8.44		$8.22	$12.01	$11.84	$12.01	$9.92

Total Return (%) (b)	5.97	(c)	(21.81)	7.54	12.52	23.57	(7.36)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.59	(e)	0.51	0.49	0.50	0.50	0.50
Gross ratio of expenses to average net assets excluding interest expense (%) (d)	0.49	(e)	0.49	0.49	0.49	0.50	0.49
Net ratio of expenses to average net assets (%) (d)(f)	0.58	(e)	0.51	0.49	0.49	0.49	0.49
Net ratio of expenses to average net assets excluding interest expense (%) (d)(f)	0.49	(e)	0.49	0.49	0.49	0.49	0.49
Ratio of net investment income (loss) to average net assets (%) (g)	2.16	(e)(i)	1.91	1.18	2.19	2.18	1.79
Portfolio turnover rate (%)	24	(c)(h)	26 (h)	45 (h)	76 (h)	76 (h)	54 (h)
Net assets, end of period (in millions)	$8,049.4		$8,060.4	$11,622.6	$12,162.6	$12,014.5	$10,787.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 9%, 8%,18%, 24%,15%, and 24% for the six months ended June 30,2023 and for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
(i)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $130,606,238, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Reverse

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it under the agreement. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2023, the Portfolio had an outstanding reverse repurchase agreement balance for 121 days. The average amount of borrowings was $138,344,832 and the annualized weighted average interest rate was 4.587% during the 121 day period. There were no outstanding reverse repurchase agreements as of June 30, 2023.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2023, the Portfolio entered into secured borrowing transactions involving a U.S. Treasury security. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2023, the Portfolio had an outstanding secured borrowing transaction balance for 114 days. For the six months ended June 30, 2023, the Portfolio’s average amount of borrowings was $122,484,792 and the weighted average interest rate was 4.539% during the 114 day period.

At June 30, 2023, the amount of the Portfolio’s outstanding borrowings was $34,949,619. Cash in the amount of $2,086,678 has been received as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of June 30, 2023. The MSFTA is a master netting agreement which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of June 30, 2023:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset (a)	Collateral Pledged/ (Received) (b)	Net Amount (c)
Barclays Capital, Inc.	$(34,949,619)	$34,548,750	$—	$(400,869)

(a)	Represents market value of borrowings as of June 30, 2023.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(34,949,619)	$—	$—	$(34,949,619)
Total Borrowings	$—	$(34,949,619)	$—	$—	$(34,949,619)
Gross amount of recognized liabilities for secured borrowing transactions					$(34,949,619)

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a) (b)	$69,115,227
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	5,413	Unrealized depreciation on forward foreign currency exchange contracts	$440

Total		$69,120,640		$440

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank N.A.	$5,413	$(440)	$—	$4,973

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
JPMorgan Chase Bank N.A.	$440	$(440)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$6,029	$6,029
Futures contracts	(25,058,573)	—	(25,058,573)

	$(25,058,573)	$6,029	$(25,052,544)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$10,080	$10,080
Futures contracts	94,452,977	—	94,452,977

	$94,452,977	$10,080	$94,463,057

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$221,976
Futures contracts long	963,342,104

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,691,833,906	$255,873,444	$1,836,266,999	$507,726,478

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2023 were as follows:

Purchases	Sales
$1,218,523,184	$1,218,088,965

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by the Subadviser) for the six months ended June 30, 2023	% per annum	Average Daily Net Assets of the Overlay Portion
$7,915,081	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the six months ended June 30, 2023	% per annum	Average Daily Net Assets of the Base Portion
$1,618,825	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Overlay Portion of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

BHFTI-21

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
AB International Bond Portfolio (Class A)	$103,530,731	$5,191,224	$(6,681,664)	$(1,879,521)	$(157,305)	$100,003,465
Allspring Mid Cap Value Portfolio (Class A)	125,415,261	17,858,910	(10,695,179)	1,437,062	(11,732,063)	122,283,991
Baillie Gifford International Stock Portfolio (Class A)	233,029,567	2,878,222	(38,970,599)	50,618	30,688,854	227,676,662
BlackRock Bond Income Portfolio (Class A)	600,858,722	18,202,593	(35,502,006)	(5,607,111)	3,832,449	581,784,647
BlackRock Capital Appreciation Portfolio (Class A)	16,765,859	359,920	(3,985,748)	(1,487,436)	6,467,486	18,120,081
BlackRock High Yield Portfolio (Class A)	82,492,800	4,378,670	(6,276,507)	(1,143,904)	1,244,170	80,695,229
Brighthouse Small Cap Value Portfolio (Class A)	100,426,823	10,188,074	(7,110,230)	(88,066)	(3,718,772)	99,697,829
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	83,201,003	1,007,745	(7,819,756)	944,324	2,321,197	79,654,513
Brighthouse/Artisan International Portfolio (Class A)	170,403,168	2,876,903	(21,307,217)	(334,295)	13,264,597	164,903,156
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	121,962,478	16,570,806	(11,295,581)	851,152	(5,855,064)	122,233,791
Brighthouse/Dimensional International Small Company Portfolio (Class A)	119,081,348	6,483,921	(14,347,510)	(4,924,790)	6,126,388	112,419,357
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	123,101,681	6,933,313	(9,315,958)	(729,792)	770,603	120,759,847
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	206,261,400	7,356,795	(10,642,751)	(1,447,995)	(2,012,153)	199,515,296
Brighthouse/Templeton International Bond Portfolio (Class A)	110,864,844	—	(7,090,733)	(3,564,680)	3,081,672	103,291,103
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	32,576,439	3,807,337	(1,902,242)	101,354	(2,826,596)	31,756,292
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	36,546,377	2,238,470	(5,416,489)	(134,221)	3,181,764	36,415,901
CBRE Global Real Estate Portfolio (Class A)	73,913,103	1,983,108	(3,393,097)	(282,639)	383,683	72,604,158
Frontier Mid Cap Growth Portfolio (Class A)	104,893,768	—	(12,926,895)	(4,871,819)	19,414,586	106,509,640

BHFTI-22

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
Harris Oakmark International Portfolio (Class A)	$325,416,366	$6,523,273	$(67,794,085)	$(5,383,153)	$54,501,809	$313,264,210
Invesco Comstock Portfolio (Class A)	9,159,874	1,753,049	(575,144)	139,803	(1,511,660)	8,965,922
Invesco Global Equity Portfolio (Class A)	82,264,229	4,911,063	(17,902,968)	(409,740)	13,547,558	82,410,142
Invesco Small Cap Growth Portfolio (Class A)	70,118,909	—	(5,487,793)	(3,887,728)	10,725,789	71,469,177
Jennison Growth Portfolio (Class A)	23,997,137	45,742	(6,172,612)	(1,973,553)	10,146,864	26,043,578
JPMorgan Core Bond Portfolio (Class A)	351,552,981	10,521,942	(20,219,642)	(2,643,941)	1,731,911	340,943,251
JPMorgan Small Cap Value Portfolio (Class A)	70,637,573	7,949,449	(3,588,549)	(1,676,478)	(2,898,745)	70,423,250
Loomis Sayles Growth Portfolio (Class A)	20,048,063	1,136,941	(6,846,975)	(274,765)	6,018,618	20,081,882
MFS Research International Portfolio (Class A)	218,529,555	7,595,550	(29,399,320)	3,200,429	10,327,641	210,253,855
MFS Value Portfolio (Class A)	26,690,492	3,555,839	(1,143,141)	6,635	(3,022,895)	26,086,930
Morgan Stanley Discovery Portfolio (Class A)	32,722,140	3,541,641	(5,281,627)	(22,385,388)	31,864,613	40,461,379
Neuberger Berman Genesis Portfolio (Class A)	56,490,984	4,963,094	(5,872,263)	369,893	1,292,127	57,243,835
PIMCO Inflation Protected Bond Portfolio (Class A)	164,343,101	3,808,783	(7,446,982)	(1,038,974)	45,750	159,711,678
PIMCO Total Return Portfolio (Class A)	454,337,127	13,751,497	(24,711,819)	(6,353,808)	1,999,435	439,022,432
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	75,051,690	2,397,396	(8,258,394)	(436,293)	3,197,249	71,951,648
T. Rowe Price Large Cap Value Portfolio (Class A)	20,764,367	3,378,892	(800,763)	(88,372)	(2,910,725)	20,343,399
T. Rowe Price Mid Cap Growth Portfolio (Class A)	61,600,298	2,979,817	(7,954,682)	(1,838,749)	6,557,083	61,343,767
T. Rowe Price Small Cap Growth Portfolio (Class A)	100,061,100	2,381,260	(13,611,021)	(1,864,829)	13,168,261	100,134,771
TCW Core Fixed Income Portfolio (Class A)	484,659,582	14,506,628	(27,086,703)	(3,134,394)	(261,972)	468,683,141
VanEck Global Natural Resources Portfolio (Class A)	112,465,134	3,253,189	(111,352)	39,478	(8,943,482)	106,702,967
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	271,727,572	17,442,850	(17,740,541)	(4,391,066)	(3,164,522)	263,874,293
Western Asset Management U.S. Government Portfolio (Class A)	288,580,691	6,500,525	(14,355,278)	(2,546,723)	972,438	279,151,653

	$5,766,544,337	$231,214,431	$(507,041,816)	$(79,683,475)	$207,858,641	$5,618,892,118

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2023
AB International Bond Portfolio (Class A)	$—	$5,191,223	13,280,673
Allspring Mid Cap Value Portfolio (Class A)	16,314,091	1,544,820	11,208,432
Baillie Gifford International Stock Portfolio (Class A)	—	2,878,222	22,431,198
BlackRock Bond Income Portfolio (Class A)	—	18,202,593	6,497,483
BlackRock Capital Appreciation Portfolio (Class A)	339,983	7,354	558,400
BlackRock High Yield Portfolio (Class A)	—	4,378,670	11,763,153
Brighthouse Small Cap Value Portfolio (Class A)	8,145,156	1,224,572	7,698,674
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	—	1,007,745	9,166,227
Brighthouse/Artisan International Portfolio (Class A)	—	2,876,903	16,775,499
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	15,545,950	1,024,855	607,886
Brighthouse/Dimensional International Small Company Portfolio (Class A)	3,597,167	2,886,755	11,921,459
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	6,933,313	12,778,820
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	7,312,519	23,583,368
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	13,717,278
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	3,341,934	452,684	1,159,412
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	1,942,201	296,268	2,874,183
CBRE Global Real Estate Portfolio (Class A)	—	1,983,108	7,578,722
Frontier Mid Cap Growth Portfolio (Class A)	—	—	4,375,910
Harris Oakmark International Portfolio (Class A)	—	6,523,273	24,152,985
Invesco Comstock Portfolio (Class A)	1,556,063	196,986	759,824
Invesco Global Equity Portfolio (Class A)	4,612,878	298,184	3,761,303
Invesco Small Cap Growth Portfolio (Class A)	—	—	8,911,369
Jennison Growth Portfolio (Class A)	—	—	2,041,033
JPMorgan Core Bond Portfolio (Class A)	—	10,521,942	38,787,628
JPMorgan Small Cap Value Portfolio (Class A)	5,865,687	948,679	6,870,561
Loomis Sayles Growth Portfolio (Class A)	1,136,941	—	1,423,238
MFS Research International Portfolio (Class A)	4,005,872	3,589,678	17,863,539
MFS Value Portfolio (Class A)	3,070,002	485,837	1,985,307
Morgan Stanley Discovery Portfolio (Class A)	—	—	7,796,027
Neuberger Berman Genesis Portfolio (Class A)	4,891,078	72,016	3,196,194
PIMCO Inflation Protected Bond Portfolio (Class A)	—	3,795,706	17,154,853

BHFTI-23

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2023
PIMCO Total Return Portfolio (Class A)	$—	$13,751,497	46,067,411
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	2,397,396	7,770,156
T. Rowe Price Large Cap Value Portfolio (Class A)	2,954,951	423,941	833,404
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,979,816	—	6,854,052
T. Rowe Price Small Cap Growth Portfolio (Class A)	2,327,988	53,272	5,354,801
TCW Core Fixed Income Portfolio (Class A)	—	14,506,628	54,498,040
VanEck Global Natural Resources Portfolio (Class A)	—	3,253,189	9,119,912
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	17,442,850	25,396,948
Western Asset Management U.S. Government Portfolio (Class A)	—	6,500,525	27,314,252

	$82,627,758	$142,963,203

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$9,354,711,477

Gross unrealized appreciation	173,676,450
Gross unrealized (depreciation)	(1,281,609,149)

Net unrealized appreciation (depreciation)	$(1,107,932,699)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$423,688,986	$333,991,017	$684,614,563	$350,641,596	$1,108,303,549	$684,632,613

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$248,690,596	$—	$(1,485,382,824)	$(379,085,787)	$(1,615,778,015)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $264,640,880 and accumulated long-term capital losses of $114,444,907.

10. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Allspring Global Investments, LLC and Delaware Investment Fund Advisers

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Brighthouse Small Cap Value Portfolio returned 5.27% and 5.14%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned 2.50%.

MARKET ENVIRONMENT / CONDITIONS

The Brighthouse Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughtly 50% of Portfolio Assets.

The following commentary was provided by Allspring Global Invesments, LLC.

The year began with a sharp January rally driven by hopes that a pause in Federal Reserve (the “Fed”) interest rate hikes was likely and optimism that a recession could be avoided. However, equity markets began to retreat in February as hotter than expected inflation data sparked fears of further interest rate hikes. Strain in the banking system emerged in early March putting further pressure on equity markets and downward pressure on treasury yields.

During the second quarter, equity market leadership continued to be very narrow through the quarter and was largely driven by large cap, artificial intelligence-levered growth stocks. Small and mid cap value indices were largely flat through the first two months of the second quarter, yet they benefitted from a slight broadening of the market in June. The Fed held interest rates steady during its mid-June meeting but signaled that two more rate increases were likely before year end, putting a slight damper on market optimism in the final weeks of the quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio sleeve outperformed the Russell 2000 Value Index over the six-month period. Sector allocation and stock selection drove the Portfolio’s outperformance relative to the Index, although sector allocation was a modestly larger contributor to the Portfolio. The Portfolio’s outperformance relative to the Index was primarily due to sector allocation in Industrials and Financials, as well as stock selection in Industrials. Underweights in Consumer Discretionary and Information Technology (“IT”) detracted from relative performance.

Mueller Industries, a contributor to performance, is an industrial corporation whose holdings manufacture vital goods for important markets such as air, water, oil, and gas distribution; climate comfort; food preservation; energy transmission; medical; aerospace; and automotive. It includes a network of companies and brands throughout North America, Europe, Asia, and the Middle East. Management continues to demonstrate to investors its unique ability to successfully navigate a higher-input cost environment through price increases and increased market share. The balance sheet has approximately $900 million of net cash currently, which we believe positions Mueller very well to continue its strategy of consolidating smaller niche players in the industry. The stock price trades for a single-digit multiple of earnings, after accounting for the substantial cash hoard on the balance sheet which, in our view, offers investors a unique combination of safety and value within the industrial sector during volatile economic environments.

Eagle Materials, another contributor to performance, engages in the provision of heavy construction materials (cement, aggregates) and light building materials (wallboard) to residential and nonresidential end markets. Housing affordability continues to be strong; the U.S. housing market continues to be undersupplied, and although rates are higher than they were last year, they are still relatively low and should not be a major impediment to Eagle’s end markets over the long term, in our opinion. Raw material prices have eased, which we believe should support Eagle’s cash flow generation in the near future. Eagle generates substantial free cash flow and has an under-levered balance sheet and plenty of opportunity to add value to shareholders through intelligent capital deployment in our view.

UMB Financial, the largest overall detractor in the Portfolio, is a Kansas City, Missouri based commercial bank with a significant presence in several fee-oriented lines of business including trust services, fund services, asset management services, capital markets and treasury management. During the first quarter, UMB shares underperformed given perceptions that the company would experience increased deposit outflows as the liquidity driven banking crisis evolved.

Dine Brands Global is the franchisor of the largest casual and family dining chains in the U.S. Shares underperformed on concerns of a slowing environment for casual dining and that management is making heavy investments which are impacting operating leverage in the business.

The Portfolio made minor changes to positioning during the six-month period. Weights increased in the IT and Industrials sectors while weights were reduced in the Financials and Energy sectors as reward/risk ratios dictated. At period-end, the Portfolio’s largest overweights were in the Industrials, Materials and Consumer Staples sectors. The Portfolio’s largest underweights were in the Real Estate and Financials sectors. In the Real Estate sector, we are not currently finding enough companies that present attractive valuations on a reward-to-risk basis; as such the Portfolio remained largely underweight the sector at period-end. Within Financials, the underweight is primarily to banks, where many of the stocks do not meet our strict criteria of having to possess long-term competitive advantages. Overall, these weights are driven by our bottom-up reward/risk process as well as our portfolio construction methodology that is designed to isolate active risk to security selection as much as possible.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Allspring Global Investments, LLC

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Allspring Global Investments, LLC and Delaware Investment Fund Advisers

Portfolio Manager Commentary*—(Continued)

The following commentary was provided by Delaware Investment Fund Advisers.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio sleeve underperformed the Russell 2000 Value Index during the six-month period as stock selection detracted. The Portfolio’s holdings in the Energy, Financials, and IT sectors underperformed. The Portfolio benefited from positive stock selection in the Industrials, Materials, and Real Estate sectors.

The Portfolio’s holdings in the Energy sector declined on average during the six-month period. Patterson-UTI Energy is one of the largest domestic land drillers. Shares of Patterson-UTI declined due to broad investor fears that the decline in the price of commodities would result in lower rig utilization, which proved correct as Patterson-UTI reported an average of 126 drilling rigs operating for the month of June 2023. In contrast, for the month of December 2022, the company had an average of 132 drilling rigs operating in the U.S. Patterson-UTI announced in June plans to combine in a merger of equals with NexTier Oilfield Solutions, a pressure pumping company that complements Patterson-UTI’s drilling capabilities. We maintained the Portfolio’s position in Patterson-UTI as we viewed the operational synergies from its merger with NexTier to improve free cash flow generation and strengthen its balance sheet.

Western Alliance Bancorp is a regional bank with branches in Arizona, Nevada, and California. The company operates several national commercial lending businesses and a national residential mortgage business. The company also operates several national banking businesses, including providing bank services for companies backed by venture capital investors, the core business of Silicon Valley Bank, which was not held by the Portfolio. These venture capital investor customers made up about 11% of Western Alliance Bancorp’s deposits. After the failure of Silicon Valley Bank, fears of a bank run at Western Alliance Bancorp caused the company’s stock to decline meaningfully in a short period of time. We exited the Portfolio’s position in Western Alliance Bancorp owing to the potential risk of a bank run.

Integra LifeSciences Holding manufactures medical devices for neurosurgery as well as tissue products used in wound repair and surgical reconstruction. In late May, the company announced a voluntary product recall and production halt at its Boston manufacturing facility after consultation with the U.S. Food and Drug Administration, which hurt the stock price. The facility represents roughly 5% of annual revenue. While the production halt may linger for several quarters, we maintained the Portfolio’s position in Integra as we believe its valuation is attractive.

The Portfolio benefited from positive stock selection in the Industrials sector, with contribution from holdings in the trading companies and distributors, electrical equipment, and construction and engineering industries. MasTec is a leading infrastructure construction company operating in the engineering, building, oil and gas, clean energy, communications, electrical transmission, and power end markets. MasTec outperformed as the company’s backlog is strong across each of the company’s business segments. MasTec’s earnings and cash flow generation are robust, and management has been successful with its strategy to diversify revenues across its five business segments.

Wesco International is a leading provider of business-to-business distribution, logistics services, and supply chain solutions. During the six-month period, Wesco outperformed as it reported strong financial results and issued favorable guidance for 2023. Wesco’s organic growth has been strong in all business segments and the company’s free cash flow reached record levels. Wesco remained in the Portfolio though we trimmed the position during the review period on relative strength.

Atkore is a leading provider of electrical, safety, and infrastructure solutions. Atkore’s stock has outperformed as the company reported strong fiscal first and second quarter 2023 financial results and increased its full year guidance. Atkore continued to repurchase its stock, which was consistent with our philosophy. Atkore generated strong cash flow and produced products that we believe to benefit from multi-year secular growth trends. We trimmed the Portfolio’s position in Atkore given the stock’s strong performance and it remained in the Portfolio at the end of the review period.

The Portfolio ended the review period with overweights to sectors where we viewed valuations and free cash flow generation as more attractive. The Portfolio’s relative overweights remained in the Materials, Industrials, and Information Technology sectors. We increased the Portfolio’s overweight in the Industrials sector, finding attractively valued new investments in the machinery industry. The Portfolio remained underweight relative to the benchmark in the Health Care, Financials, and Real Estate sectors. Within Financials, we have increased the Portfolio’s relative underweight, having made several transactions in the banking industry. The Portfolio’s largest

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Allspring Global Investments, LLC and Delaware Investment Fund Advisers

Portfolio Manager Commentary*—(Continued)

underweight remains in the Health Care sector, though we increased the Portfolio’s weight during the six-month period.

Kelley M. Carabasi

Steven G. Catricks

Michael Foley

Kent P. Madden

Portfolio Managers

Delaware Investment Fund Advisers

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse Small Cap Value Portfolio
Class A	5.27	9.37	5.22	8.38
Class B	5.14	9.13	4.97	8.11
Russell 2000 Value Index	2.50	6.01	3.54	7.29

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
J & J Snack Foods Corp.	2.2
Avient Corp.	1.8
Mueller Industries, Inc.	1.8
Belden, Inc.	1.7
Innospec, Inc.	1.7
Atkore, Inc.	1.6
Franklin Electric Co., Inc.	1.6
Eagle Materials, Inc.	1.6
Hancock Whitney Corp.	1.3
Spectrum Brands Holdings, Inc.	1.3

Top Sectors

% of Net Assets
Industrials	26.0
Financials	18.5
Materials	12.3
Consumer Discretionary	7.6
Information Technology	6.9
Energy	6.6
Consumer Staples	6.5
Health Care	4.4
Real Estate	4.0
Utilities	2.1

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.78%	$1,000.00	$1,052.70	$3.97
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

Class B (a)	Actual	1.03%	$1,000.00	$1,051.40	$5.24
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—95.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.7%
Leonardo DRS, Inc. (a) (b)	181,200	$3,142,008
Parsons Corp. (a) (b)	65,900	3,172,426

		6,314,434

Air Freight & Logistics—0.2%
GXO Logistics, Inc. (a) (b)	22,895	1,438,264

Automobile Components—0.8%
Adient plc (a)	109,400	4,192,208
Atmus Filtration Technologies, Inc. (a)	34,939	767,261
Holley, Inc. (a) (b)	550,747	2,252,555

		7,212,024

Banks—9.4%
Associated Banc-Corp. (b)	204,618	3,320,950
Bank of NT Butterfield & Son, Ltd. (The)	86,900	2,377,584
Cadence Bank	155,400	3,052,056
Columbia Banking System, Inc.	218,241	4,425,927
CVB Financial Corp. (b)	68,664	911,858
East West Bancorp, Inc.	99,400	5,247,326
First Financial Bancorp (b)	173,850	3,553,494
First Hawaiian, Inc. (b)	102,379	1,843,846
First Interstate BancSystem, Inc. - Class A (b)	108,887	2,595,866
FNB Corp. (b)	535,050	6,120,972
Hancock Whitney Corp. (b)	322,843	12,390,714
Hope Bancorp, Inc. (b)	278,240	2,342,781
Renasant Corp. (b)	110,440	2,885,797
Sandy Spring Bancorp, Inc.	67,200	1,524,096
SouthState Corp. (b)	85,918	5,653,404
Synovus Financial Corp.	156,350	4,729,588
UMB Financial Corp. (b)	136,947	8,340,072
Valley National Bancorp (b)	741,800	5,748,950
Washington Federal, Inc. (b)	108,500	2,877,420
Webster Financial Corp. (b)	215,954	8,152,264

		88,094,965

Beverages—0.4%
Primo Water Corp.	282,786	3,546,136

Building Products—4.6%
CSW Industrials, Inc. (b)	66,950	11,126,420
Griffon Corp. (b)	114,243	4,603,993
Janus International Group Inc. (a) (b)	241,101	2,570,137
Quanex Building Products Corp. (b)	258,781	6,948,270
Simpson Manufacturing Co., Inc. (b)	49,613	6,871,400
UFP Industries, Inc. (b)	67,071	6,509,241
Zurn Elkay Water Solutions Corp. - Class C (b)	179,000	4,813,310

		43,442,771

Capital Markets—1.4%
GlassBridge Enterprises, Inc. (a)	572	5,148
MidCap Financial Investment Corp.	185,536	2,330,332
New Mountain Finance Corp.	229,588	2,856,075
Stifel Financial Corp. (b)	115,500	6,891,885

Capital Markets—(Continued)
Westwood Holdings Group, Inc.	62,205	771,342

		12,854,782

Chemicals—7.0%
Ashland, Inc.	32,200	2,798,502
Avient Corp.	411,324	16,823,152
Ecovyst, Inc. (a) (b)	399,479	4,578,029
Element Solutions, Inc. (b)	48,262	926,630
HB Fuller Co.	77,650	5,552,752
Huntsman Corp.	137,650	3,719,303
Innospec, Inc.	156,430	15,711,829
Mativ Holdings, Inc. (b)	289,349	4,374,957
Minerals Technologies, Inc.	30,669	1,769,295
NewMarket Corp.	22,176	8,917,413

		65,171,862

Commercial Services & Supplies—1.3%
ACCO Brands Corp.	381,156	1,985,823
Ennis, Inc. (b)	125,888	2,565,598
Matthews International Corp. - Class A (b)	23,457	999,737
UniFirst Corp.	26,600	4,123,266
Viad Corp. (a)	103,830	2,790,950

		12,465,374

Communications Equipment—0.7%
NetScout Systems, Inc. (a)	112,790	3,490,850
Viavi Solutions, Inc. (a)	266,100	3,014,913

		6,505,763

Construction & Engineering—1.9%
API Group Corp. (a) (b)	255,568	6,966,784
MasTec, Inc. (a) (b)	78,195	9,224,664
MDU Resources Group, Inc. (b)	79,889	1,672,875

		17,864,323

Construction Materials—2.2%
Eagle Materials, Inc. (b)	81,263	15,149,048
Knife River Corp. (a) (b)	17,441	758,684
Summit Materials, Inc. - Class A (a) (b)	114,653	4,339,616

		20,247,348

Consumer Finance—0.2%
Bread Financial Holdings, Inc.	68,500	2,150,215

Consumer Staples Distribution & Retail—0.4%
Performance Food Group Co. (a)	54,981	3,312,055

Containers & Packaging—2.2%
Berry Global Group, Inc.	89,103	5,732,887
Myers Industries, Inc.	160,224	3,113,152
Silgan Holdings, Inc. (b)	139,353	6,534,262
TriMas Corp. (b)	204,277	5,615,575

		20,995,876

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—0.2%
Service Corp. International	34,050	$2,199,290

Electric Utilities—1.2%
ALLETE, Inc.	72,400	4,197,028
Hawaiian Electric Industries, Inc. (b)	103,055	3,730,591
OGE Energy Corp.	97,500	3,501,225

		11,428,844

Electrical Equipment—2.1%
Atkore, Inc. (a) (b)	98,333	15,334,048
Babcock & Wilcox Enterprises, Inc. (a) (b)	74,632	440,329
Regal Rexnord Corp. (b)	26,256	4,040,798

		19,815,175

Electronic Equipment, Instruments & Components—3.7%
Belden, Inc. (b)	167,380	16,009,897
Flex, Ltd. (a)	238,037	6,579,343
TD SYNNEX Corp. (b)	31,900	2,998,600
TTM Technologies, Inc. (a)	310,676	4,318,396
Vishay Intertechnology, Inc.	154,400	4,539,360

		34,445,596

Energy Equipment & Services—1.7%
Forum Energy Technologies, Inc. (a) (b)	18,776	480,478
Liberty Energy, Inc.	476,619	6,372,396
Patterson-UTI Energy, Inc. (b)	737,940	8,833,142

		15,686,016

Financial Services—1.0%
Essent Group, Ltd.	94,500	4,422,600
Euronet Worldwide, Inc. (a) (b)	17,186	2,017,121
Jackson Financial, Inc. - Class A	97,840	2,994,882

		9,434,603

Food Products—3.7%
Flowers Foods, Inc. (b)	116,100	2,888,568
Hostess Brands, Inc. (a)	149,400	3,782,808
J & J Snack Foods Corp. (b)	128,300	20,317,588
Nomad Foods, Ltd. (a)	348,871	6,112,220
Tootsie Roll Industries, Inc. (b)	48,387	1,713,384

		34,814,568

Gas Utilities—0.4%
Southwest Gas Holdings, Inc. (b)	52,100	3,316,165

Ground Transportation—1.2%
Saia, Inc. (a) (b)	7,400	2,533,834
Werner Enterprises, Inc.	205,471	9,077,709

		11,611,543

Health Care Equipment & Supplies—2.2%
Avanos Medical, Inc. (a)	109,400	2,796,264
Enovis Corp. (a)	46,220	2,963,627
Integer Holdings Corp. (a)	53,800	4,767,218

Health Care Equipment & Supplies—(Continued)
Integra LifeSciences Holdings Corp. (a)	94,700	3,895,011
NuVasive, Inc. (a) (b)	48,100	2,000,479
Varex Imaging Corp. (a) (b)	167,546	3,949,059

		20,371,658

Health Care Providers & Services—0.8%
AMN Healthcare Services, Inc. (a) (b)	11,421	1,246,259
Patterson Cos., Inc.	115,654	3,846,652
Premier, Inc. - Class A	80,371	2,223,062

		7,315,973

Health Care REITs—0.3%
National Health Investors, Inc. (b)	61,550	3,226,451

Hotel & Resort REITs—0.4%
Apple Hospitality REIT, Inc. (b)	264,100	3,990,551

Hotels, Restaurants & Leisure—2.3%
Choice Hotels International, Inc. (b)	27,200	3,196,544
Cracker Barrel Old Country Store, Inc. (b)	18,350	1,709,853
Denny’s Corp. (a) (b)	433,228	5,337,369
Dine Brands Global, Inc. (b)	83,699	4,857,053
Jack in the Box, Inc. (b)	32,807	3,199,667
Texas Roadhouse, Inc. (b)	32,150	3,609,802

		21,910,288

Household Durables—1.9%
Helen of Troy, Ltd. (a) (b)	60,328	6,516,631
KB Home	93,400	4,829,714
Meritage Homes Corp.	43,500	6,188,745

		17,535,090

Household Products—2.0%
Central Garden and Pet Co. (Voting Shares) (a) (b)	90,711	3,516,865
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a)	104,678	3,816,560
Spectrum Brands Holdings, Inc. (b)	151,277	11,807,170

		19,140,595

Industrial REITs—0.5%
LXP Industrial Trust	462,300	4,507,425

Insurance—4.9%
American Equity Investment Life Holding Co.	64,921	3,383,033
Assurant, Inc.	35,500	4,463,060
Axis Capital Holdings, Ltd.	76,500	4,117,995
Enstar Group, Ltd. (a) (b)	29,696	7,252,951
Hanover Insurance Group, Inc. (The)	93,687	10,589,442
National Western Life Group, Inc. - Class A (b)	6,329	2,630,079
ProAssurance Corp.	109,945	1,659,070
Selective Insurance Group, Inc. (b)	41,240	3,956,978
Stewart Information Services Corp. (b)	198,320	8,158,885

		46,211,493

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Interactive Media & Services—0.2%
Ziff Davis, Inc. (a)	30,950	$2,168,357

IT Services—0.4%
Kyndryl Holdings, Inc. (a)	279,461	3,711,242

Leisure Products—0.4%
Acushnet Holdings Corp. (b)	75,800	4,144,744

Life Sciences Tools & Services—0.5%
Azenta, Inc. (a) (b)	105,325	4,916,571

Machinery—8.7%
Alamo Group, Inc. (b)	19,658	3,615,303
Barnes Group, Inc.	108,000	4,556,520
Columbus McKinnon Corp. (b)	74,821	3,041,474
Crane NXT Co. (b)	10,867	613,333
Douglas Dynamics, Inc.	176,968	5,287,804
Franklin Electric Co., Inc. (b)	148,563	15,287,133
Hillenbrand, Inc. (b)	42,789	2,194,220
Hillman Solutions Corp. (a) (b)	582,788	5,250,920
ITT, Inc.	81,930	7,636,695
Kadant, Inc. (b)	25,252	5,608,469
Mayville Engineering Co., Inc. (a)	154,377	1,923,537
Mueller Industries, Inc. (b)	191,722	16,733,496
Terex Corp. (b)	82,050	4,909,052
Timken Co. (The)	54,600	4,997,538

		81,655,494

Marine Transportation—0.4%
Kirby Corp. (a)	44,700	3,439,665

Media—0.6%
DallasNews Corp. (b)	43,318	168,507
TEGNA, Inc.	188,800	3,066,112
Thryv Holdings, Inc. (a) (b)	83,781	2,061,013

		5,295,632

Metals & Mining—0.3%
Ryerson Holding Corp. (b)	57,950	2,513,871

Mortgage Real Estate Investment Trusts—1.6%
AGNC Investment Corp. (b)	471,635	4,777,663
Apollo Commercial Real Estate Finance, Inc. (b)	193,581	2,191,337
New York Mortgage Trust, Inc. (b)	288,946	2,866,344
Two Harbors Investment Corp.	383,347	5,320,856

		15,156,200

Multi-Utilities—0.5%
Black Hills Corp.	84,640	5,100,406

Oil, Gas & Consumable Fuels—4.9%
Berry Corp.	204,199	1,404,889
Callon Petroleum Co. (a) (b)	49,808	1,746,767
Chord Energy Corp. (b)	32,275	4,963,895

Oil, Gas & Consumable Fuels—(Continued)
CNX Resources Corp. (a) (b)	189,500	3,357,940
Enerplus Corp.	60,317	872,787
EnLink Midstream LLC (a)	58,864	623,958
Magnolia Oil & Gas Corp. - Class A (b)	454,713	9,503,502
Matador Resources Co.	72,980	3,818,314
Murphy Oil Corp.	134,250	5,141,775
Nordic American Tankers, Ltd. (b)	300,509	1,102,868
Northern Oil and Gas, Inc. (b)	100,977	3,465,531
PBF Energy, Inc. - Class A (b)	82,000	3,357,080
SM Energy Co.	41,148	1,301,511
Southwestern Energy Co. (a) (b)	924,343	5,555,301

		46,216,118

Paper & Forest Products—0.6%
Louisiana-Pacific Corp.	79,850	5,987,153

Pharmaceuticals—0.9%
Perrigo Co. plc (b)	30,479	1,034,762
Prestige Consumer Healthcare, Inc. (a)	123,693	7,351,075

		8,385,837

Professional Services—3.1%
CACI International, Inc. - Class A (a)	15,500	5,283,020
CBIZ, Inc. (a) (b)	78,887	4,203,099
Concentrix Corp.	54,445	4,396,434
KBR, Inc. (b)	90,360	5,878,822
Korn Ferry	103,052	5,105,196
Maximus, Inc. (b)	53,383	4,511,397

		29,377,968

Real Estate Management & Development—0.4%
Tricon Residential, Inc. (b)	398,100	3,507,261

Residential REITs—0.8%
Elme Communities	160,103	2,632,094
Independence Realty Trust, Inc. (b)	278,410	5,072,630

		7,704,724

Retail REITs—1.2%
Kite Realty Group Trust (b)	201,663	4,505,151
RPT Realty	206,900	2,162,105
Spirit Realty Capital, Inc.	104,050	4,097,489

		10,764,745

Semiconductors & Semiconductor Equipment—1.7%
Cirrus Logic, Inc. (a) (b)	52,700	4,269,227
Diodes, Inc. (a)	58,145	5,377,831
Power Integrations, Inc.	62,200	5,888,474

		15,535,532

Software—0.5%
E2open Parent Holdings, Inc. (a) (b)	365,876	2,048,906
NCR Corp. (a)	85,584	2,156,717

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Synchronoss Technologies, Inc. (a) (b)	439,304	$408,157

		4,613,780

Specialized REITs—0.4%
Outfront Media, Inc.	231,750	3,643,110

Specialty Retail—0.5%
Group 1 Automotive, Inc. (b)	18,900	4,878,090

Textiles, Apparel & Luxury Goods—1.5%
Columbia Sportswear Co. (b)	48,900	3,777,036
Delta Apparel, Inc. (a) (b)	59,102	619,389
Levi Strauss & Co. - Class A (b)	79,865	1,152,452
Oxford Industries, Inc.	20,200	1,988,084
Steven Madden, Ltd. (b)	187,784	6,138,659

		13,675,620

Trading Companies & Distributors—1.7%
Air Lease Corp. (b)	86,744	3,630,236
Core & Main, Inc. - Class A (a) (b)	24,441	765,981
Custom Truck One Source, Inc. (a) (b)	460,016	3,100,508
H&E Equipment Services, Inc.	85,800	3,925,350
WESCO International, Inc.	24,750	4,431,735

		15,853,810

Total Common Stocks (Cost $747,230,831)		896,823,446

Escrow Shares—0.0%

Special Purpose Acquisition Companies—0.0%
Pershing Square Tontine Holdings, Ltd. (a) (c) (d) (Cost $0)	140,969	0

Short-Term Investment—4.2%

Repurchase Agreement—4.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $39,496,326; collateralized by U.S. Treasury Notes with rates ranging from 0.750% - 4.625%, maturity dates ranging from 03/15/26 - 03/31/26, and an aggregate market value of $40,278,563.	39,488,758	39,488,758

Total Short-Term Investments (Cost $39,488,758)		39,488,758

Securities Lending Reinvestments (e)—20.3%
Security Description	Principal Amount*	Value

Certificates of Deposit—4.1%
Bank of America N.A.
5.200%, FEDEFF PRV + 0.130%, 09/08/23 (f)	3,000,000	2,998,620
5.440%, FEDEFF PRV + 0.370%, 11/17/23 (f)	2,000,000	1,999,942
Barclays Bank plc 5.550%, 09/22/23	2,000,000	1,999,654
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (f)	3,000,000	3,000,771
Credit Agricole Corporate & Investment Bank 5.390%, 08/01/23	3,000,000	3,000,294
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (f)	4,000,000	3,997,124
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	2,000,000	1,994,260
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (f)	2,000,000	2,000,064
MUFG Bank Ltd. (NY)
5.240%, SOFR + 0.180%, 08/28/23 (f)	2,000,000	1,999,670
5.280%, SOFR + 0.220%, 08/14/23 (f)	2,000,000	1,999,880
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (f)	2,000,000	2,000,310
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (f)	2,000,000	2,000,042
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/08/23	2,000,000	1,979,060
Svenska Handelsbanken AB
5.290%, SOFR + 0.230%, 08/08/23 (f)	2,000,000	2,000,124
5.400%, SOFR + 0.340%, 10/31/23 (f)	1,000,000	1,000,269
Toronto-Dominion Bank (The)
5.470%, FEDEFF PRV + 0.400%, 02/13/24 (f)	2,000,000	2,000,286
5.520%, FEDEFF PRV + 0.450%, 10/13/23 (f)	3,000,000	3,000,648

		38,971,018

Commercial Paper—1.4%
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (f)	3,000,000	2,999,604
Skandinaviska Enskilda Banken AB 5.420%, SOFR + 0.360%, 11/15/23 (f)	3,000,000	3,000,444
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (f)	4,000,000	4,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	3,000,000	2,976,906

		12,976,954

Repurchase Agreements—7.9%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $17,339,972; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $17,679,333.	17,332,678	17,332,678

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $7,036,546; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $7,591,925.	7,000,000	$7,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $2,000,845; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $2,045,119.	2,000,000	2,000,000
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $8,308,182; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $8,505,117.	8,300,000	8,300,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $15,015,167; collateralized by various Common Stock with an aggregate market value of $16,738,783.	15,000,000	15,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $10,004,342; collateralized by various Common Stock with an aggregate market value of $11,117,538.	10,000,000	10,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $3,015,429; collateralized by various Common Stock with an aggregate market value of $3,333,822.	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $4,001,723; collateralized by various Common Stock with an aggregate market value of $4,454,948.	4,000,000	4,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $2,000,862; collateralized by various Common Stock with an aggregate market value of $2,224,722.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $1,000,431; collateralized by various Common Stock with an aggregate market value of $1,112,361.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $4,204,222; collateralized by various Common Stock with an aggregate market value of $4,677,696.	4,200,000	4,200,000

		73,832,678

Time Deposits—2.2%
ABN AMRO Bank NV 5.060%, 07/03/23	2,000,000	2,000,000
Australia & New Zealand Banking Group, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
Banco Santander S.A. (NY) 5.060%, 07/03/23	2,000,000	2,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	2,000,000	2,000,000
National Australia Bank, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (f)	5,000,000	5,000,000
Nordea Bank Abp 5.050%, 07/03/23	2,000,000	2,000,000
Skandi (NY) 5.060%, 07/03/23	2,000,000	2,000,000
Svenska (NY) 5.020%, 07/03/23	2,000,000	2,000,000

		21,000,000

Mutual Funds—4.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (g)	4,000,000	4,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (g)	10,000,000	10,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (g)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (g)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (g)	10,000,000	10,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (g)	10,000,000	10,000,000

		44,000,000

Total Securities Lending Reinvestments (Cost $190,785,786)		190,780,650

Total Investments—120.2% (Cost $977,505,375)		1,127,092,854
Other assets and liabilities (net)—(20.2)%		(189,716,080)

Net Assets—100.0%		$937,376,774

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $197,944,709 and the collateral received consisted of cash in the amount of $190,735,775 and non-cash collateral with a value of $11,680,029. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$896,823,446	$—	$—	$896,823,446
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	39,488,758	—	39,488,758
Securities Lending Reinvestments
Certificates of Deposit	—	38,971,018	—	38,971,018
Commercial Paper	—	12,976,954	—	12,976,954
Repurchase Agreements	—	73,832,678	—	73,832,678
Time Deposits	—	21,000,000	—	21,000,000
Mutual Funds	44,000,000	—	—	44,000,000
Total Securities Lending Reinvestments	44,000,000	146,780,650	—	190,780,650
Total Investments	$940,823,446	$186,269,408	$0	$1,127,092,854

Collateral for Securities Loaned (Liability)	$—	$(190,735,775)	$—	$(190,735,775)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,127,092,854
Receivable for:
Investments sold	1,243,773
Fund shares sold	132,663
Dividends and interest	1,279,825
Prepaid expenses	7,069

Total Assets	1,129,756,184
Liabilities
Collateral for securities loaned	190,735,775
Payables for:
Investments purchased	492,828
Fund shares redeemed	234,865
Accrued Expenses:
Management fees	553,065
Distribution and service fees	69,916
Deferred trustees’ fees	164,939
Other expenses	128,022

Total Liabilities	192,379,410

Net Assets	$937,376,774

Net Assets Consist of:
Paid in surplus	$753,838,474
Distributable earnings (Accumulated losses)	183,538,300

Net Assets	$937,376,774

Net Assets
Class A	$587,772,662
Class B	349,604,112
Capital Shares Outstanding*
Class A	45,390,945
Class B	27,382,885
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.95
Class B	12.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $977,505,375.
(b)	Includes securities loaned at value of $197,944,709.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$9,956,672
Interest	320,798
Securities lending income	170,623

Total investment income	10,448,093
Expenses
Management fees	3,388,485
Administration fees	24,007
Custodian and accounting fees	48,799
Distribution and service fees—Class B	424,389
Audit and tax services	24,017
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	21,001
Insurance	4,586
Miscellaneous	7,464

Total expenses	3,982,030
Less management fee waiver	(51,004)
Less broker commission recapture	(4,231)

Net expenses	3,926,795

Net Investment Income	6,521,298

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	33,026,307
Foreign currency transactions	(6)

Net realized gain (loss)	33,026,301

Net change in unrealized appreciation on investments	10,396,151

Net realized and unrealized gain (loss)	43,422,452

Net Increase (Decrease) in Net Assets From Operations	$49,943,750

(a)	Net of foreign withholding taxes of $13,703.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$6,521,298	$11,398,758
Net realized gain (loss)	33,026,301	77,637,278
Net change in unrealized appreciation (depreciation)	10,396,151	(240,157,038)

Increase (decrease) in net assets from operations	49,943,750	(151,121,002)

From Distributions to Shareholders
Class A	(55,059,141)	(118,357,469)
Class B	(32,458,375)	(67,134,158)

Total distributions	(87,517,516)	(185,491,627)

Increase (decrease) in net assets from capital share transactions	58,432,101	17,156,314

Total increase (decrease) in net assets	20,858,335	(319,456,315)

Net Assets
Beginning of period	916,518,439	1,235,974,754

End of period	$937,376,774	$916,518,439

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,098,568	$14,589,565	319,038	$5,610,035
Reinvestments	4,338,782	55,059,141	8,799,812	118,357,469
Redemptions	(2,343,682)	(34,460,553)	(8,335,520)	(133,572,187)

Net increase (decrease)	3,093,668	$35,188,153	783,330	$(9,604,683)

Class B
Sales	703,137	$9,333,478	1,006,597	$15,699,382
Reinvestments	2,594,594	32,458,375	5,055,283	67,134,158
Redemptions	(1,358,244)	(18,547,905)	(3,593,713)	(56,072,543)

Net increase (decrease)	1,939,487	$23,243,948	2,468,167	$26,760,997

Increase (decrease) derived from capital shares transactions		$58,432,101		$17,156,314

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.60		$19.25	$14.72	$15.76	$13.54	$17.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.19	0.14	0.17	0.23	0.20
Net realized and unrealized gain (loss)	0.59		(2.70)	4.58	(0.46)	3.50	(2.53)

Total income (loss) from investment operations	0.69		(2.51)	4.72	(0.29)	3.73	(2.33)

Less Distributions
Distributions from net investment income	(0.18)		(0.16)	(0.18)	(0.20)	(0.18)	(0.22)
Distributions from net realized capital gains	(1.16)		(2.98)	(0.01)	(0.55)	(1.33)	(0.92)

Total distributions	(1.34)		(3.14)	(0.19)	(0.75)	(1.51)	(1.14)

Net Asset Value, End of Period	$12.95		$13.60	$19.25	$14.72	$15.76	$13.54

Total Return (%) (b)	5.27	(c)	(12.90)	32.12 (d)	(0.32)	29.06 (d)	(14.97)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(e)	0.78	0.77	0.79	0.79	0.78
Net ratio of expenses to average net assets (%) (f)	0.78	(e)	0.76	0.75	0.78	0.78	0.77
Ratio of net investment income (loss) to average net assets (%)	1.54	(e)	1.19	0.81	1.37	1.54	1.23
Portfolio turnover rate (%)	12	(c)	17	18	38	25	29
Net assets, end of period (in millions)	$587.8		$575.3	$799.1	$828.7	$567.7	$475.3

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.41		$19.01	$14.55	$15.58	$13.39	$16.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09		0.15	0.10	0.13	0.19	0.16
Net realized and unrealized gain (loss)	0.57		(2.66)	4.52	(0.44)	3.47	(2.52)

Total income (loss) from investment operations	0.66		(2.51)	4.62	(0.31)	3.66	(2.36)

Less Distributions
Distributions from net investment income	(0.14)		(0.11)	(0.15)	(0.17)	(0.14)	(0.17)
Distributions from net realized capital gains	(1.16)		(2.98)	(0.01)	(0.55)	(1.33)	(0.92)

Total distributions	(1.30)		(3.09)	(0.16)	(0.72)	(1.47)	(1.09)

Net Asset Value, End of Period	$12.77		$13.41	$19.01	$14.55	$15.58	$13.39

Total Return (%) (b)	5.14	(c)	(13.09)	31.77 (d)	(0.57)	28.78 (d)	(15.23)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	(e)	1.03	1.02	1.04	1.04	1.03
Net ratio of expenses to average net assets (%) (f)	1.03	(e)	1.01	1.00	1.03	1.03	1.02
Ratio of net investment income (loss) to average net assets (%)	1.29	(e)	0.96	0.57	1.08	1.29	0.97
Portfolio turnover rate (%)	12	(c)	17	18	38	25	29
Net assets, end of period (in millions)	$349.6		$341.2	$436.8	$395.6	$406.8	$361.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A and Class B would have been 31.92% and 31.56% for the year ended December 31, 2021, and 28.49% and 28.20% for the year ended December 31, 2019, respectively.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $39,488,758. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $73,832,678. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$109,027,583	$0	$143,336,726

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$3,388,485	0.750%	First $1 billion
	0.700%	Over $1 billion

Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Allspring Global Investments, LLC are compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$982,500,487

Gross unrealized appreciation	202,251,621
Gross unrealized (depreciation)	(57,659,254)

Net unrealized appreciation (depreciation)	$144,592,367

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$48,907,816	$12,122,299	$136,583,811	$—	$185,491,627	$12,122,299

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$10,340,924	$76,738,207	$134,196,212	$—	$221,275,343

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Managed by abrdn Investments Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Brighthouse/abrdn Emerging Markets Equity Portfolio returned 4.98% and 4.88%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index¹, returned 4.89%.

MARKET ENVIRONMENT / CONDITIONS

Emerging market equities rose over the volatile six months under review, though they trailed developed markets. U.S. monetary policy decisions and the pace of China’s economic recovery were among the main market drivers. The U.S. Federal Reserve Bank (the “Fed”) kept its benchmark interest rate unchanged in June after 10 straight hikes as U.S. inflation showed signs of easing. However, Fed chair Jerome Powell signaled at least two more rate increases in 2023, which stoked recession fears. In China, initial optimism surrounding the country’s reopening fizzled as economic data missed the market’s high expectations, suggesting the recovery would be more gradual than investors had anticipated. China’s central bank cut key interest rates to support growth, while the Chinese government rolled out targeted stimulus measures.

Other factors that weighed on risk appetite included worsening U.S.-China ties and negotiations over the U.S. debt ceiling that went on until the last minute before the American government defaulted on its obligations. The U.S. Congress eventually raised the debt ceiling, which eased some of the worries that had gripped capital markets. Meanwhile, in March, banking sector turmoil in the U.S. and Europe sparked fears of a credit crunch and contagion risks. It prompted regulators to intervene and maintain global financial stability.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the MSCI Emerging Markets Index (the “Index”) during the reporting period.

From a regional perspective, Latin America added most to relative performance. Stock selection in Brazil and Mexico was positive as market sentiment was underpinned by favorable economic data. Brazilian pharmacy retailer Raia Drogasil and e-commerce player MercadoLibre were key stock contributors. The latter was also buoyed by a competitor’s bankruptcy filing. Holdings in Mexico, which benefit from nearshoring trends, also outperformed. Conglomerate Fomento Economico Mexicano and lender Banorte posted robust returns.

Elsewhere, the overall underweight to the Middle East was additive as most Gulf bourses lagged on lower oil prices. Our position in Americana Restaurants International, a restaurant chain operator across the Middle East and North Africa, also fared well. Separately, South African mining company Anglo American Platinum disappointed amid the continued decline in spot prices for the platinum group of metals it produces.

Within Emerging Asia, fortunes were mixed. The significant outperformance in India mitigated some of the negative returns from China and Hong Kong. Indian equities rose on improving macro indicators, including moderating inflation levels. Not holding the Adani group and its various entities was beneficial after the conglomerate was targeted in late January by a U.S.-based short-seller report, accusing the group of stock manipulation and accounting fraud. Our more defensive Indian holdings like Power Grid Corp of India stood out, while UltraTech Cement rallied as it ramped up capacity, driven by strong demand from infrastructure, housing and an uptick in private sector capital expenditure (“capex”).

Conversely, deteriorating risk appetite towards Chinese equities due to a slower-than-expected economic recovery triggered a sell-off in consumption names, including the Portfolio’s holdings in condiment maker Foshan Haitian and luxury car dealer Zhongsheng Group. The Portfolio’s exposure to Chinese e-commerce also held back relative returns; we trimmed the Portfolio’s positions and consolidated into the highest conviction names in the Portfolio. China Tourism Group Duty Free was the biggest single stock detractor over the period. The company’s share price fell on sluggish holiday duty-free sales in Hainan and was further buffeted in June by margin pressure due to a weaker yuan against the U.S. dollar. Hong Kong insurer AIA, brewer Budweiser APAC and Hong Kong Exchanges and Clearing were not spared from the sell-off as weak investor sentiment carried over to the H-share market. On a brighter note, domestic shares in specific sectors benefitted from China’s targeted stimulus measures towards the period-end. This included Li Auto, which was introduced over the period. The electric vehicle (“EV”) maker advanced after the government announced stimulus policies to spur auto consumption and EV demand.

Meanwhile, the Portfolio’s semiconductor holdings in ASM International, ASML Holding and Taiwan Semiconductor Manufacturing Co. benefitted from an artificial intelligence (“AI”)-driven tech rally. The AI super cycle is an exciting theme that requires significant investment in semiconductors and technology hardware to make possible, and it is part of a wider capex theme that should support emerging markets, in our view.

Over the review period, we continued to reposition and refresh the Portfolio to keep up with shifting market trends, while staying true to our philosophy of investing in the highest quality companies across emerging markets. The Portfolio remained focused on businesses with discernible quality characteristics, including sustainable free cash flow generation and earnings growth, pricing power and low debt levels.

During the reporting period, we introduced four holdings in Asia. In China, we added Li Auto, our preferred play on the development of a leading Chinese electric and smart car brand, and investment bank China International Capital Corp., which, in our opinion, is well positioned to capture business opportunities from domestic capital

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Managed by abrdn Investments Limited

Portfolio Manager Commentary*—(Continued)

market reforms. We also established positions in MediaTek, a Taiwanese fabless semiconductor company for digital telecommunications and multimedia solutions, and Kaspi.kz, a Kazakh technology company that connects consumers and merchants, enabling digital payments, e-commerce and financial services.

Additions in Latin America included specialty chemicals producer Sociedad Quimica y Minera de Chile, a beneficiary of rising electric vehicle penetration and energy storage solutions, and Southern Copper, which owns some of the world’s best copper mining assets and has strong growth opportunities.

In the Middle East, the Portfolio bought iShares MSCI Saudi Arabia ETF to help mitigate country risk, though we subsequently sold it to invest directly in the local market following our account opening. We initiated leading retail bank Al Rajhi Bank, which we believe is well placed to benefit from the country’s strong mortgage loan growth, and Saudi Arabian Oil Co., which has high-quality, low-cost oil production assets.

Apart from the sale of iShares MSCI Saudi Arabia ETF, we also divested Banco Santander Chile, First Quantum Minerals, Grupo Mexico, JD.com, LONGi, PTT Exploration and Production, and Vodacom Group to fund better opportunities elsewhere.

In terms of positioning, as bottom-up stock pickers, the Portfolio’s country and sector allocations were driven by where we found quality companies with attractive valuations. This style may lead to significant deviations from the Index. At the country level, the Portfolio was overweight Hong Kong (which is not part of the benchmark) and Mexico. Hong Kong offered high-quality attractive regional businesses that also benefit from higher growth potential in China and were relatively insulated from geopolitical tensions between the U.S. and China. Meanwhile, Mexico offered both well-run companies and relative value, and was a beneficiary of nearshoring as well as proximity to the U.S.

Conversely, at period end, the Portfolio was underweight China and Taiwan. As China’s slower-than-expected recovery disappointed the market’s sky-high expectations, triggering a sharp sell-off, we trimmed the Portfolio’s exposure to direct China. The Portfolio still holds positions in consumer-focused companies that we expect to outperform once consumption recovery and growth come through more sustainably. The Portfolio’s overall China position, which includes Hong Kong, was underweight the benchmark. In our view, Taiwan’s export-oriented economy has a market that offers a relatively narrow selection of companies. Most of them lack market leadership in terms of both technology and branding. That said, the Portfolio does have holdings in high-quality companies with a clear technological edge.

As of June 30, 2023, the Portfolio was overweight Information Technology and Consumer Staples, and underweight companies in industries where government regulations restrict profitability, such as Communications Services and Energy.

Devan Kaloo

Joanne Irvine

Kristy Fong

Nick Robinson

Portfolio Managers

abrdn Investments Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse/abrdn Emerging Markets Equity Portfolio
Class A	4.98	2.54	2.09	2.04
Class B	4.88	2.29	1.85	1.78
MSCI Emerging Markets Index	4.89	1.75	0.93	2.95

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	9.3
Samsung Electronics Co., Ltd.	6.4
Tencent Holdings, Ltd.	5.6
Alibaba Group Holding, Ltd.	4.0
Housing Development Finance Corp., Ltd.	3.9
SBI Life Insurance Co., Ltd.	2.6
AIA Group, Ltd.	2.4
LG Chem, Ltd.	2.1
Fomento Economico Mexicano S.A.B. de C.V.(ADR)	1.9
Bank Rakyat Indonesia Persero Tbk PT	1.9

Top Countries

% of Net Assets
China	24.5
India	16.0
Taiwan	13.1
South Korea	10.3
Brazil	7.2
Mexico	6.1
Indonesia	4.2
Hong Kong	3.3
Saudi Arabia	2.2
Netherlands	2.0

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/abrdn Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.94%	$1,000.00	$1,049.80	$4.78
	Hypothetical*	0.94%	$1,000.00	$1,020.13	$4.71

Class B (a)	Actual	1.19%	$1,000.00	$1,048.80	$6.05
	Hypothetical*	1.19%	$1,000.00	$1,018.89	$5.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—92.8% of Net Assets

Security Description	Shares	Value

Austria—0.8%
Mondi plc	453,751	$6,959,737

Brazil—7.2%
B3 S.A. - Brasil Bolsa Balcao	5,009,122	15,284,088
Banco Bradesco S.A. (ADR)	3,456,780	11,960,459
MercadoLibre, Inc. (a)	7,982	9,455,477
Raia Drogasil S.A.	2,165,505	13,386,857
Rumo S.A.	1,595,569	7,397,693
WEG S.A.	788,779	6,218,706

		63,703,280

Chile—0.6%
Sociedad Quimica y Minera de Chile S.A. (ADR) (b)	78,778	5,720,858

China—24.5%
Alibaba Group Holding, Ltd. (a)	3,414,900	35,515,186
Budweiser Brewing Co. APAC, Ltd.	4,021,900	10,370,855
China International Capital Corp., Ltd. - Class H (a) (b)	4,036,800	7,112,299
China Resources Land, Ltd.	2,270,000	9,667,222
China Tourism Group Duty Free Corp., Ltd. - Class A	291,883	4,461,495
China Tourism Group Duty Free Corp., Ltd. - Class H (a) (b)	206,000	2,797,313
Foshan Haitian Flavouring & Food Co., Ltd. - Class A	1,221,412	7,877,220
Kweichow Moutai Co., Ltd. - Class A	56,166	13,096,248
Li Auto, Inc. - Class A (a)	565,400	9,879,585
Meituan - Class B (a)	704,290	11,070,085
Midea Group Co., Ltd. - Class A	1,853,088	15,082,807
NARI Technology Co., Ltd. - Class A	2,884,656	9,192,552
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. - Class A	302,524	12,485,555
Tencent Holdings, Ltd.	1,167,400	49,687,494
Wuxi Biologics Cayman, Inc. (a)	1,487,500	7,167,469
Yonyou Network Technology Co., Ltd. - Class A	2,048,036	5,783,907
Zhongsheng Group Holdings, Ltd.	1,629,000	6,259,404

		217,506,696

France—1.9%
TotalEnergies SE	288,583	16,539,405

Hong Kong—3.3%
AIA Group, Ltd.	2,048,400	20,900,201
Hong Kong Exchanges & Clearing, Ltd.	230,590	8,769,116

		29,669,317

India—16.0%
Hindustan Unilever, Ltd.	515,221	16,811,993
Housing Development Finance Corp., Ltd.	1,012,087	34,850,059
Kotak Mahindra Bank, Ltd.	684,817	15,392,186
Maruti Suzuki India, Ltd.	87,279	10,422,410
Power Grid Corp. of India, Ltd.	5,288,234	16,377,040
SBI Life Insurance Co., Ltd.	1,436,958	22,990,096
Tata Consultancy Services, Ltd.	320,387	12,912,181
UltraTech Cement, Ltd.	119,204	12,060,378

		141,816,343

Indonesia—4.2%
Bank Central Asia Tbk PT	15,759,600	9,715,386

Indonesia—(Continued)
Bank Rakyat Indonesia Persero Tbk PT	46,964,311	17,071,075
Telkom Indonesia Persero Tbk PT	38,233,700	10,202,600

		36,989,061

Kazakhstan—1.0%
Kaspi.KZ JSC (GDR)	110,117	8,765,313

Mexico—6.1%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	155,560	17,242,270
Grupo Aeroportuario del Sureste S.A.B. de C.V. - Class B (b)	324,888	9,081,945
Grupo Financiero Banorte S.A.B. de C.V. - Class O	1,925,931	15,844,459
Southern Copper Corp.	166,698	11,958,915

		54,127,589

Netherlands—2.0%
ASM International NV	21,363	9,085,240
ASML Holding NV	11,802	8,543,125

		17,628,365

Peru—0.6%
Credicorp, Ltd.	34,022	5,023,008

Russia—0.0%
Lukoil PJSC (a) (c) (d)	255,685	0
Novatek PJSC (a) (c) (d)	928,138	0
Sberbank of Russia PJSC † (a) (c) (d)	1,645,424	0

		0

Saudi Arabia—2.2%
Al Rajhi Bank	560,089	10,953,705
Saudi Arabian Oil Co.	1,056,691	9,091,897

		20,045,602

South Africa—1.9%
Anglo American Platinum, Ltd.	148,626	6,720,430
Sanlam, Ltd.	3,325,035	10,334,850

		17,055,280

South Korea—3.9%
LG Chem, Ltd.	37,153	19,001,828
Samsung Engineering Co., Ltd. (a)	734,493	15,859,945

		34,861,773

Taiwan—13.1%
Delta Electronics, Inc.	938,000	10,429,887
Hon Hai Precision Industry Co., Ltd.	3,266,000	11,887,437
MediaTek, Inc.	506,000	11,231,766
Taiwan Semiconductor Manufacturing Co., Ltd.	4,451,000	82,945,844

		116,494,934

Thailand—1.1%
Kasikornbank PCL	2,674,000	9,766,831

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United Arab Emirates—1.4%
Americana Restaurants International plc	10,651,513	$12,246,186

United States—1.0%
Globant S.A. (a)	48,824	8,774,649

Total Common Stocks (Cost $869,750,798)		823,694,227

Preferred Stock—6.4%

South Korea—6.4%
Samsung Electronics Co., Ltd. (Cost $52,877,066)	1,248,129	56,646,223

Short-Term Investment—1.2%

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $10,290,257; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $10,494,101.	10,288,285	10,288,285

Total Short-Term Investments (Cost $10,288,285)		10,288,285

Securities Lending Reinvestments (e)—0.6%

Repurchase Agreements—0.6%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $1,200,505; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $1,224,000.	1,200,000	1,200,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $1,087,790; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $1,109,077.	1,087,331	1,087,331
ING Financial Markets LLC Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $1,200,505; collateralized by U.S. Government Agency Obligations with rates ranging from 0.500% - 6.625%, maturity dates ranging from 05/20/24 - 01/19/33, and an aggregate market value of $1,224,045.	1,200,000	1,200,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $500,211; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $511,280.	500,000	500,000
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $500,506; collateralized by various Common Stock with an aggregate market value of $557,959.	500,000	500,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $500,217; collateralized by various Common Stock with an aggregate market value of $555,877.	500,000	500,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $500,215; collateralized by various Common Stock with an aggregate market value of $556,180.	500,000	500,000

		5,487,331

Mutual Funds—0.0%
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (f)	300,000	300,000

Total Securities Lending Reinvestments (Cost $5,787,331)		5,787,331

Total Investments—101.0% (Cost $938,703,480)		896,416,066
Other assets and liabilities (net)—(1.0)%		(9,271,523)

Net Assets—100.0%		$887,144,543

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $7,697,839 and the collateral received consisted of cash in the amount of $5,787,331 and non-cash collateral with a value of $3,592,171. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
Sberbank of Russia PJSC	04/12/19-10/31/21	1,645,424	$5,699,395	$0

Ten Largest Industries as of June 30, 2023 (Unaudited)	% of Net Assets
Semiconductors & Semiconductor Equipment	12.6
Banks	10.8
Technology Hardware, Storage & Peripherals	6.4
Insurance	6.1
Interactive Media & Services	5.6
Broadline Retail	5.1
Beverages	4.6
Financial Services	3.9
Capital Markets	3.5
Oil, Gas & Consumable Fuels	2.9

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$—	$6,959,737	$—	$6,959,737
Brazil	63,703,280	—	—	63,703,280
Chile	5,720,858	—	—	5,720,858
China	—	217,506,696	—	217,506,696
France	—	16,539,405	—	16,539,405
Hong Kong	—	29,669,317	—	29,669,317
India	—	141,816,343	—	141,816,343
Indonesia	—	36,989,061	—	36,989,061
Kazakhstan	8,765,313	—	—	8,765,313
Mexico	54,127,589	—	—	54,127,589
Netherlands	—	17,628,365	—	17,628,365
Peru	5,023,008	—	—	5,023,008
Russia	—	—	0	0
Saudi Arabia	—	20,045,602	—	20,045,602
South Africa	—	17,055,280	—	17,055,280
South Korea	—	34,861,773	—	34,861,773
Taiwan	—	116,494,934	—	116,494,934
Thailand	9,766,831	—	—	9,766,831
United Arab Emirates	—	12,246,186	—	12,246,186
United States	8,774,649	—	—	8,774,649
Total Common Stocks	155,881,528	667,812,699	0	823,694,227
Total Preferred Stock*	—	56,646,223	—	56,646,223
Total Short-Term Investment*	—	10,288,285	—	10,288,285

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Repurchase Agreements	$—	$5,487,331	$—	$5,487,331
Mutual Funds	300,000	—	—	300,000
Total Securities Lending Reinvestments	300,000	5,487,331	—	5,787,331
Total Investments	$156,181,528	$740,234,538	$0	$896,416,066

Collateral for Securities Loaned (Liability)	$—	$(5,787,331)	$—	$(5,787,331)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$896,416,066
Cash denominated in foreign currencies (c)	20,319,262
Receivable for:
Fund shares sold	122,647
Dividends and interest	3,132,117
Prepaid expenses	7,174

Total Assets	919,997,266
Liabilities
Collateral for securities loaned	5,787,331
Payables for:
Investments purchased	21,462,518
Fund shares redeemed	87,914
Foreign taxes	4,278,768
Accrued Expenses:
Management fees	622,727
Distribution and service fees	79,547
Deferred trustees’ fees	164,939
Other expenses	368,979

Total Liabilities	32,852,723

Net Assets	$887,144,543

Net Assets Consist of:
Paid in surplus	$958,346,280
Distributed earnings (Accumulated losses) (d)	(71,201,737)

Net Assets	$887,144,543

Net Assets
Class A	$502,927,495
Class B	384,217,048
Capital Shares Outstanding*
Class A	57,870,908
Class B	44,607,050
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.69
Class B	8.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $938,703,480.
(b)	Includes securities loaned at value of $7,697,839.
(c)	Identified cost of cash denominated in foreign currencies was $20,325,205.
(d)	Includes foreign capital gains tax of $4,278,768.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$14,531,301
Interest	114,629
Securities lending income	57,654

Total investment income	14,703,584
Expenses
Management fees	4,215,062
Administration fees	24,391
Custodian and accounting fees	275,680
Distribution and service fees—Class B	483,315
Audit and tax services	27,111
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	24,513
Insurance	4,034
Miscellaneous	15,683

Total expenses	5,109,071
Less management fee waiver	(444,842)

Net expenses	4,664,229

Net Investment Income	10,039,355

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	2,105,536
Foreign currency transactions	(190,293)

Net realized gain (loss)	1,915,243

Net change in unrealized appreciation (depreciation) on:
Investments (c)	32,946,040
Foreign currency transactions	(17,796)

Net change in unrealized appreciation (depreciation)	32,928,244

Net realized and unrealized gain (loss)	34,843,487

Net Increase (Decrease) in Net Assets From Operations	$44,882,842

(a)	Net of foreign withholding taxes of $2,035,949.
(b)	Net of foreign capital gains tax of $380,282.
(c)	Includes change in foreign capital gains tax of $(703,024).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,039,355	$7,706,241
Net realized gain (loss)	1,915,243	(26,265,327)
Net change in unrealized appreciation (depreciation)	32,928,244	(273,018,113)

Increase (decrease) in net assets from operations	44,882,842	(291,577,199)

From Distributions to Shareholders
Class A	(6,310,222)	(83,525,465)
Class B	(3,858,364)	(63,963,236)

Total distributions	(10,168,586)	(147,488,701)

Increase (decrease) in net assets from capital share transactions	(36,338,521)	200,578,393

Total increase (decrease) in net assets	(1,624,265)	(238,487,507)

Net Assets
Beginning of period	888,768,808	1,127,256,315

End of period	$887,144,543	$888,768,808

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	508,631	$4,568,654	5,171,287	$52,464,852
Reinvestments	709,811	6,310,222	9,600,628	83,525,465
Redemptions	(3,279,629)	(29,337,166)	(1,372,111)	(12,711,570)

Net increase (decrease)	(2,061,187)	$(18,458,290)	13,399,804	$123,278,747

Class B
Sales	1,169,383	$10,211,839	4,836,024	$47,946,506
Reinvestments	437,456	3,858,364	7,411,731	63,963,236
Redemptions	(3,641,785)	(31,950,434)	(3,693,971)	(34,610,096)

Net increase (decrease)	(2,034,946)	$(17,880,231)	8,553,784	$77,299,646

Increase (decrease) derived from capital shares transactions		$(36,338,521)		$200,578,393

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.38		$13.38	$14.11	$11.32	$9.54	$11.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.09	0.16	0.06	0.19	0.12
Net realized and unrealized gain (loss)	0.32		(3.45)	(0.83)	2.96	1.79	(1.68)

Total income (loss) from investment operations	0.42		(3.36)	(0.67)	3.02	1.98	(1.56)

Less Distributions
Distributions from net investment income	(0.11)		(0.11)	(0.06)	(0.23)	(0.20)	(0.31)
Distributions from net realized capital gains	0.00		(1.53)	0.00	0.00	0.00	0.00

Total distributions	(0.11)		(1.64)	(0.06)	(0.23)	(0.20)	(0.31)

Net Asset Value, End of Period	$8.69		$8.38	$13.38	$14.11	$11.32	$9.54

Total Return (%) (b)	4.98	(c)	(25.58)	(4.81)	27.68	20.98 (d)	(13.92)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	(e)	1.04	1.00	1.04	1.01	0.99
Net ratio of expenses to average net assets (%) (f)	0.94	(e)	0.94	0.90	0.94	0.93	0.94
Ratio of net investment income (loss) to average net assets (%)	2.37	(e)	0.93	1.11	0.57	1.84	1.12
Portfolio turnover rate (%)	15	(c)	36	36	31	16	20
Net assets, end of period (in millions)	$502.9		$502.0	$622.6	$501.5	$456.8	$782.0

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.29		$13.25	$13.98	$11.22	$9.45	$11.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09		0.06	0.12	0.03	0.21	0.09
Net realized and unrealized gain (loss)	0.32		(3.41)	(0.83)	2.94	1.74	(1.66)

Total income (loss) from investment operations	0.41		(3.35)	(0.71)	2.97	1.95	(1.57)

Less Distributions
Distributions from net investment income	(0.09)		(0.08)	(0.02)	(0.21)	(0.18)	(0.28)
Distributions from net realized capital gains	0.00		(1.53)	0.00	0.00	0.00	0.00

Total distributions	(0.09)		(1.61)	(0.02)	(0.21)	(0.18)	(0.28)

Net Asset Value, End of Period	$8.61		$8.29	$13.25	$13.98	$11.22	$9.45

Total Return (%) (b)	4.88	(c)	(25.81)	(5.07)	27.30	20.75 (d)	(14.18)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.29	(e)	1.29	1.25	1.29	1.26	1.24
Net ratio of expenses to average net assets (%) (f)	1.19	(e)	1.19	1.15	1.19	1.18	1.19
Ratio of net investment income (loss) to average net assets (%)	2.11	(e)	0.68	0.82	0.31	2.05	0.88
Portfolio turnover rate (%)	15	(c)	36	36	31	16	20
Net assets, end of period (in millions)	$384.2		$386.7	$504.7	$580.7	$524.6	$492.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, and Class B would have been 20.77%, and 20.53%, respectively for the year ended December 31, 2019.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/abrdn Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $10,288,285. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $5,487,330. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: On June 2, 2021, an Executive Order (the “Order”) was issued prohibiting investment activity by U.S. persons, which includes the Portfolio, in relation to certain companies determined by the U.S. Secretary of the Treasury and the U.S. Secretary of Defense to (i) be operating or have been previously operating in the defense and related material sector or the surveillance technology sector (collectively, “Defense Sectors”) of the economy of China; or (ii) own or control, or to be owned or controlled by, directly or indirectly, a person or entity who operates or has operated in any of the Defense Sectors (each, a “Chinese Military Company, ” and together, the “Chinese Military Companies”). Each Chinese Military Company is included on the Non-SDN Chinese Military-Industrial Complex Companies List (“Non-SDN CMIC List”) administered by the Office of Foreign Assets Control within the U.S. Department of the Treasury. The Order supersedes similar executive orders previously issued on November 12, 2020 and January 13, 2021 related to investments in “Communist Chinese Military Companies.” Beginning August 2, 2021 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 60 days after an entity is newly-designated as a Chinese Military Company), all transactions in public securities, or any securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Chinese Military Companies (the “Sanctioned Securities”) are prohibited. The Order contained a limited exception for transactions made solely for the purpose of divestment through June 3, 2022 for securities designated in connection with the Order, and 365 days after designation for other companies. The Portfolio’s holdings in the Sanctioned Securities may adversely impact the Portfolio’s performance. The extent of the impact will depend on future developments, including the Portfolio’s ability to sell the Sanctioned Securities, uncertainties on valuation of the Sanctioned Securities, modifications to the Order and/or interpretations thereof (including which companies are considered Chinese Military Companies), and the duration of the Order, all of which are highly uncertain and cannot be predicted.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$132,489,267	$0	$167,000,581

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$4,215,062	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. abrdn Investments Limited is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	All Assets

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$957,062,936

Gross unrealized appreciation	119,877,597
Gross unrealized (depreciation)	(180,524,467)

Net unrealized appreciation (depreciation)	$(60,646,870)

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$22,512,642	$3,495,705	$124,976,059	$—	$147,488,701	$3,495,705

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$10,059,727	$—	$(97,873,988)	$(17,938,454)	$(105,752,715)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $17,938,454.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Brighthouse/Artisan International Portfolio returned 9.47% and 9.33%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index¹, returned 9.47%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets rallied in the first half of the year despite continued policy rate hikes by still-hawkish central banks resolute in their mission to bring down inflation. While inflation continued to fall, it remained stubbornly high in many countries, pushing up the cost of living and pressuring profit margins. Strong labor markets, resilient consumer spending and moderating energy prices were supporting factors to stock valuations despite the economic deceleration.

In the U.S., a Big Tech rally that started at the beginning of the year strengthened, driving large-cap equity indices higher. In the euro area, interest rates reached their highest level since the 2008 financial crisis. The annual gross domestic product growth rate slowed to 1% in March, part of a steady decline since the beginning of the year. Nevertheless, European equity markets saw ample growth during the period, particularly in the first months of the year.

In China, the reopening that many were hoping would catapult the second-largest economy back into a high-powered emerging market began slowly. China’s retail sales have been flat and new orders have been soft, leading to an eight-month low in manufacturer sentiment in June and falling employment. While spending by wealthy Chinese consumers has shown healthy growth, continued weakness in the property sector has prompted the government to provide stimulus.

Elsewhere in Asia, Japan’s economy continued to impress investors, pushing the Nikkei Index up more than 27% in the first six months of the year, far outstripping U.S. equity markets. Japanese stocks have not seen valuations this high since the early 1990s. Markets were buoyed by healthy economic growth, a weak Japanese yen (making exports more affordable), a bullish call from Warren Buffett’s Berkshire Hathaway, and a new focus on corporate governance led by the Tokyo Stock Exchange. The exchange has encouraged listed companies to offer more buybacks and dividends to shareholders, among other structural changes, to re-ignite investor interest. Along with a growing economy, the focus on profits seems to have kick-started the long-stagnate Japanese equity market.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio return was in-line with the benchmark, the MSCI All Country World ex-U.S. Index (the “Index”), over the trailing six-month period. All but one sector in the Index finished the period in positive territory and the Information Technology (“IT”), Industrials and Consumer Discretionary sectors generated the strongest returns.

Stock selection in Materials aided relative performance the most. Shares of industrial gas producers Linde (U.K.) and Air Liquide (France) rose on solid earnings and a backlog of green energy projects. Linde extended its project list by inking an agreement with Dow to supply clean hydrogen to the chemical company’s Fort Saskatchewan location. Under the deal, Linde agreed to design, build and operate an air separation facility that will help Dow create the world’s first net-zero carbon emissions ethylene processing facility.

In Financials, our theses continued to play out and helped relative returns. Within our bank holdings, elevated interest rates drove net interest income and earnings per share for several of our large, globally-focused European bank holdings, including BNP Paribas (France). BNP also disclosed that it expects that distributable income in 2023 will be at least 1 billion euros more than last year, or about 11.2 billion euros, higher than consensus estimates.

The banking industry saw its fair share of volatility during the period. This volatility was touched off by weak investor confidence in March following the failure of Silicon Valley Bank and the rescue of two additional mid-sized U.S. banks. Sentiment deteriorated further when Credit Suisse (Switzerland) was forced to merge with UBS (Switzerland), a holding in the Portfolio, under an emergency ordinance and funding by the Swiss Department of Finance. It should be noted that Credit Suisse’s current financial and reputational issues go back many years and involve numerous incidents. In our view, the key benefit of the deal for UBS, aside from receiving a financial windfall and gaining a dominant position in local banking, was acquiring Credit Suisse’s capabilities in asset management and Swiss universal banking, units that should mesh well with UBS’ strategy of growing its capital-light businesses.

Alternatively, an underweight position in IT detracted from relative performance as a rotation into large-cap tech stocks that started at the beginning of the year gained momentum. By June, the rally became more narrowly focused on the giant U.S. tech stocks dubbed by the press as the “Magnificent Seven”. Investment in these names was sparked mainly by the excitement surrounding artificial intelligence (“AI”), a technology that is still emerging, and fueled by the hope that the U.S. Federal Reserve (the “Fed”) will soon end its interest rate hikes, despite indications otherwise from the Fed. While we have added to positions in the sector that could benefit from AI, we continue to prefer to focus on companies that we think can provide sustained growth over long periods at a reasonable price rather than speculating on technology that is still in its development phase.

In other positioning decisions, we added consumer names poised to capitalize on growing new markets and trends including Dutch brewer Heineken (Netherlands). It is a stock that we have owned in the recent past. We believe Heineken’s stock should rerate higher after its new management team and board members begin to implement a new strategy to attract younger consumers, especially women, with new products such as Heineken Silver and non-beer alcoholic

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

beverages. We also expect the new management team to lean into premiumization trends, especially in higher margin emerging markets where demand is increasing due to increasing productivity and low levels of debt.

As part of our focus on risk management, we also pared back several areas in the Portfolio to take gains and lower potential risk. Within our financial services investment theme, one where we seek competitively advantaged beneficiaries of higher volatility and/or interest rates with attractive capital return profiles, we trimmed or exited positions in several of our large European bank holdings. We continue to monitor credit conditions as rising interest rates impact the credit quality and volume of new loans.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	Since Inception[1]
Brighthouse/Artisan International Portfolio
Class A	9.47	16.89	4.30	3.74
Class B	9.33	16.75	4.05	3.58
MSCI All Country World ex-U.S. Index	9.47	12.72	3.52	3.46

1 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. The since inception return of the index is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Linde plc	5.0
Air Liquide S.A.	4.8
UBS Group AG	4.7
Deutsche Telekom AG	3.9
Amazon.com, Inc.	3.9
Daiichi Sankyo Co., Ltd.	3.6
Nestle S.A.	3.5
Cie Financiere Richemont S.A. - Class A	3.4
Aon plc - Class A	3.3
Deutsche Boerse AG	3.0

Top Countries

% of Net Assets
United States	15.1
Switzerland	14.6
France	13.3
United Kingdom	11.4
Germany	10.7
Denmark	8.1
Netherlands	6.5
Japan	4.0
Taiwan	3.0
Canada	2.3

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.80%	$1,000.00	$1,094.70	$4.15
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class B (a)	Actual	1.05%	$1,000.00	$1,093.30	$5.45
	Hypothetical*	1.05%	$1,000.00	$1,019.59	$5.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—91.8% of Net Assets

Security Description	Shares	Value

Belgium—1.9%
UCB S.A.	200,739	$17,790,967

Canada—2.3%
Canadian Pacific Kansas City, Ltd. (a)	203,100	16,404,378
Kinaxis, Inc. (b)	32,700	4,672,663

		21,077,041

Denmark—8.1%
Ascendis Pharma A/S (ADR) (b)	125,843	11,231,488
Carlsberg AS - Class B	106,339	17,002,812
Danske Bank A/S (b)	415,118	10,109,668
Novo Nordisk A/S (ADR)	53,874	8,718,429
Novo Nordisk A/S - Class B	167,827	27,106,370

		74,168,767

France—13.3%
Air Liquide S.A.	245,238	43,966,775
Airbus SE	99,437	14,374,150
BNP Paribas S.A.	295,276	18,652,403
Kering S.A.	8,255	4,571,930
LVMH Moet Hennessy Louis Vuitton SE	28,743	27,125,512
Pernod Ricard S.A.	33,333	7,364,571
Safran S.A.	43,761	6,875,365

		122,930,706

Germany—10.7%
Allianz SE	98,184	22,838,484
Deutsche Boerse AG	149,653	27,638,568
Deutsche Telekom AG	1,664,238	36,275,304
RWE AG	266,242	11,588,773

		98,341,129

Hong Kong—1.8%
AIA Group, Ltd.	1,656,800	16,904,634

Japan—4.0%
Daiichi Sankyo Co., Ltd.	1,044,100	33,109,887
Nippon Sanso Holdings Corp.	170,000	3,695,225

		36,805,112

Netherlands—6.5%
Adyen NV (b)	4,831	8,370,261
Argenx SE (ADR) (b)	56,413	21,985,838
Ferrovial S.E.	359,106	11,369,919
Heineken NV (144A)	128,591	13,233,530
Shell plc	158,935	4,732,066

		59,691,614

Russia—0.0%
MMC Norilsk Nickel PJSC (ADR) (b) (c) (d)	680,186	0
Sberbank of Russia PJSC † (b) (c) (d)	5,306,492	0

		0

Singapore—2.1%
DBS Group Holdings, Ltd.	415,129	9,706,685
United Overseas Bank, Ltd.	467,442	9,690,102

		19,396,787

Switzerland—14.6%
Alcon, Inc.	224,727	18,671,585
Cie Financiere Richemont S.A. - Class A	184,390	31,286,125
Lonza Group AG	4,003	2,390,553
Medacta Group S.A.	48,247	6,585,267
Nestle S.A.	266,856	32,109,369
UBS Group AG	2,112,180	42,973,630

		134,016,529

Taiwan—3.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,074,000	20,014,342
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	80,431	8,117,097

		28,131,439

United Kingdom—8.4%
AstraZeneca plc	62,620	8,969,576
AstraZeneca plc (ADR)	159,346	11,404,393
BAE Systems plc	960,584	11,333,856
Diageo plc	411,910	17,669,266
Experian plc	89,903	3,454,572
Reckitt Benckiser Group plc	118,644	8,910,201
Unilever plc	294,205	15,340,586

		77,082,450

United States—15.1%
Amazon.com, Inc. (b)	277,499	36,174,770
Aon plc - Class A	87,978	30,370,006
Kenvue, Inc. (b)	240,825	6,362,596
Linde plc	120,705	45,998,261
Schlumberger NV	404,127	19,850,718

		138,756,351

Total Common Stocks (Cost $777,430,484)		845,093,526

Equity-Linked Security—3.0%

United Kingdom—3.0%
Ryanair Holdings plc (HSBC Bank plc), Expires 10/31/23 (b) (e) (Cost $16,899,381)	1,465,745	27,534,039

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Short-Term Investment—4.9%

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreement—4.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $45,107,536; collateralized by U.S. Treasury Notes with rates ranging from 1.625% - 4.125%, maturity dates ranging from 06/15/26 - 10/31/26, and an aggregate market value of $46,000,911.	45,098,892	$45,098,892

Total Short-Term Investments (Cost $45,098,892)		45,098,892

Securities Lending Reinvestments (f)—1.5%

Repurchase Agreements—0.5%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $3,001,263; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $3,060,000.	3,000,000	3,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $1,770,448; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $1,805,094.	1,769,700	1,769,700
ING Financial Markets LLC Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $58,124; collateralized by U.S. Government Agency Obligations with rates ranging from 0.500% - 6.625%, maturity dates ranging from 05/20/24 - 01/19/33, and an aggregate market value of $59,264.	58,100	58,100

		4,827,800

Mutual Funds—1.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (g)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (g)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (g)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (g)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (g)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (g)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (g)	3,000,000	3,000,000

		9,000,000

Total Securities Lending Reinvestments (Cost $13,827,800)		13,827,800

Total Investments—101.2% (Cost $853,256,557)		931,554,257
Other assets and liabilities (net)—(1.2)%		(11,025,507)

Net Assets—100.0%		$920,528,750

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $14,578,977 and the collateral received consisted of cash in the amount of $13,827,800 and non-cash collateral with a value of $1,278,155. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $13,233,530, which is 1.4% of net assets.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Sberbank of Russia PJSC	09/16/21-02/11/22	5,306,492	$22,350,736	$0

Ten Largest Industries as of June 30, 2023 (Unaudited)	% of Net Assets
Pharmaceuticals	11.6
Chemicals	10.2
Banks	8.2
Capital Markets	7.7
Insurance	7.6
Textiles, Apparel & Luxury Goods	6.9
Beverages	6.0
Diversified Telecommunication Services	3.9
Broadline Retail	3.9
Biotechnology	3.6

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$17,790,967	$—	$17,790,967
Canada	21,077,041	—	—	21,077,041
Denmark	19,949,917	54,218,850	—	74,168,767
France	—	122,930,706	—	122,930,706
Germany	—	98,341,129	—	98,341,129
Hong Kong	—	16,904,634	—	16,904,634
Japan	—	36,805,112	—	36,805,112
Netherlands	21,985,838	37,705,776	—	59,691,614
Russia	—	—	0	0
Singapore	—	19,396,787	—	19,396,787
Switzerland	—	134,016,529	—	134,016,529
Taiwan	8,117,097	20,014,342	—	28,131,439
United Kingdom	11,404,393	65,678,057	—	77,082,450
United States	138,756,351	—	—	138,756,351
Total Common Stocks	221,290,637	623,802,889	0	845,093,526
Total Equity-Linked Security*	—	27,534,039	—	27,534,039
Total Short-Term Investment*	—	45,098,892	—	45,098,892
Securities Lending Reinvestments
Repurchase Agreements	—	4,827,800	—	4,827,800
Mutual Funds	9,000,000	—	—	9,000,000
Total Securities Lending Reinvestments	9,000,000	4,827,800	—	13,827,800
Total Investments	$230,290,637	$701,263,620	$0	$931,554,257

Collateral for Securities Loaned (Liability)	$—	$(13,827,800)	$—	$(13,827,800)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$931,554,257
Cash denominated in foreign currencies (c)	5,618,949
Receivable for:
Investments sold	2,881,709
Dividends and interest	2,303,186
Prepaid expenses	7,334

Total Assets	942,365,435
Liabilities
Collateral for securities loaned	13,827,800
Payables for:
Investments purchased	7,156,752
Fund shares redeemed	1,614
Accrued Expenses:
Management fees	551,523
Distribution and service fees	48
Deferred trustees’ fees	122,530
Other expenses	176,418

Total Liabilities	21,836,685

Net Assets	$920,528,750

Net Assets Consist of:
Paid in surplus	$858,306,718
Distributable earnings (Accumulated losses)	62,222,032

Net Assets	$920,528,750

Net Assets
Class A	$920,292,701
Class B	236,049
Capital Shares Outstanding*
Class A	93,644,008
Class B	24,025
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.83
Class B	9.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $853,256,557.
(b)	Includes securities loaned at value of $14,578,977.
(c)	Identified cost of cash denominated in foreign currencies was $5,619,150.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$11,525,054
Interest	360,128
Securities lending income	85,880

Total investment income	11,971,062
Expenses
Management fees	3,469,264
Administration fees	24,412
Custodian and accounting fees	109,407
Distribution and service fees—Class B	289
Audit and tax services	26,363
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	10,905
Insurance	4,200
Miscellaneous	51,399

Total expenses	3,735,521
Less management fee waiver	(45,325)

Net expenses	3,690,196

Net Investment Income	8,280,866

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	11,917,460
Foreign currency transactions	(5,425)

Net realized gain (loss)	11,912,035

Net change in unrealized appreciation (depreciation) on:
Investments	65,908,459
Foreign currency transactions	29,301

Net change in unrealized appreciation (depreciation)	65,937,760

Net realized and unrealized gain (loss)	77,849,795

Net Increase (Decrease) in Net Assets From Operations	$86,130,661

(a)	Net of foreign withholding taxes of $1,105,402.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$8,280,866	$16,615,747
Net realized gain (loss)	11,912,035	(35,793,933)
Net change in unrealized appreciation (depreciation)	65,937,760	(214,809,464)

Increase (decrease) in net assets from operations	86,130,661	(233,987,650)

From Distributions to Shareholders
Class A	(16,019,392)	(181,357,491)
Class B	(3,551)	(39,383)

Total distributions	(16,022,943)	(181,396,874)

Increase (decrease) in net assets from capital share transactions	(76,217,162)	104,978,701

Total increase (decrease) in net assets	(6,109,444)	(310,405,823)

Net Assets
Beginning of period	926,638,194	1,237,044,017

End of period	$920,528,750	$926,638,194

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	15,362	$151,742	523,962	$4,996,200
Reinvestments	1,648,086	16,019,392	20,893,720	181,357,491
Redemptions	(9,395,608)	(92,388,120)	(8,336,400)	(81,401,371)

Net increase (decrease)	(7,732,160)	$(76,216,986)	13,081,282	$104,952,320

Class B
Sales	66	$639	755	$7,288
Reinvestments	365	3,551	4,537	39,383
Redemptions	(442)	(4,366)	(1,817)	(20,290)

Net increase (decrease)	(11)	$(176)	3,475	$26,381

Increase (decrease) derived from capital shares transactions		$(76,217,162)		$104,978,701

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.14		$14.01	$13.03	$12.71	$9.90	$11.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09		0.17	0.11	0.07	0.15	0.16
Net realized and unrealized gain (loss)	0.77		(2.96)	1.03	0.82	2.82	(1.34)

Total income (loss) from investment operations	0.86		(2.79)	1.14	0.89	2.97	(1.18)

Less Distributions
Distributions from net investment income	(0.17)		(0.11)	(0.08)	(0.16)	(0.16)	(0.17)
Distributions from net realized capital gains	0.00		(1.97)	(0.08)	(0.41)	0.00	0.00

Total distributions	(0.17)		(2.08)	(0.16)	(0.57)	(0.16)	(0.17)

Net Asset Value, End of Period	$9.83		$9.14	$14.01	$13.03	$12.71	$9.90

Total Return (%) (b)	9.47	(c)	(19.10)	8.70	7.91	30.22	(10.68)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(d)	0.79	0.80	0.80	0.80	0.80
Net ratio of expenses to average net assets (%) (e)	0.80	(d)	0.78	0.78	0.79	0.79	0.80
Ratio of net investment income (loss) to average net assets (%)	1.79	(d)	1.68	0.82	0.64	1.30	1.48
Portfolio turnover rate (%)	43	(c)	50	61	67	42	65
Net assets, end of period (in millions)	$920.3		$926.4	$1,236.8	$1,212.0	$1,203.8	$1,082.3

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.13		$13.97	$13.00	$12.67	$9.87	$11.21

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.14	0.08	0.04	0.12	0.14
Net realized and unrealized gain (loss)	0.77		(2.94)	1.02	0.83	2.82	(1.34)

Total income (loss) from investment operations	0.85		(2.80)	1.10	0.87	2.94	(1.20)

Less Distributions
Distributions from net investment income	(0.15)		(0.07)	(0.05)	(0.13)	(0.14)	(0.14)
Distributions from net realized capital gains	0.00		(1.97)	(0.08)	(0.41)	0.00	0.00

Total distributions	(0.15)		(2.04)	(0.13)	(0.54)	(0.14)	(0.14)

Net Asset Value, End of Period	$9.83		$9.13	$13.97	$13.00	$12.67	$9.87

Total Return (%) (b)	9.33	(c)	(19.27)	8.41	7.66	29.89	(10.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	(d)	1.04	1.05	1.05	1.05	1.05
Net ratio of expenses to average net assets (%) (e)	1.05	(d)	1.03	1.03	1.04	1.04	1.05
Ratio of net investment income (loss) to average net assets (%)	1.56	(d)	1.42	0.57	0.34	1.07	1.25
Portfolio turnover rate (%)	43	(c)	50	61	67	42	65
Net assets, end of period (in millions)	$0.2		$0.2	$0.3	$0.3	$0.3	$0.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2023, the Portfolio received EU tax reclaim payments in the

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

amount of $246,043 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $45,098,892. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $4,827,800. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$384,520,063	$0	$476,105,325

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2023 were $3,469,264.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $750 million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$854,870,187

Gross unrealized appreciation	141,385,526
Gross unrealized (depreciation)	(64,701,456)

Net unrealized appreciation (depreciation)	$76,684,070

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$50,473,353	$6,774,380	$130,923,521	$7,046,101	$181,396,874	$13,820,481

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$15,876,678	$—	$10,791,891	$(34,433,897)	$(7,765,328)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $34,433,897.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Brighthouse/Eaton Vance Floating Rate Portfolio returned 5.83% and 5.60%, respectively. The Portfolio’s benchmark, the Morningstar LSTA U.S. Leveraged Loan Index¹, returned 6.48%.

MARKET ENVIRONMENT / CONDITIONS

The floating-rate senior loan market notched a strong start to the calendar year, with the Morningstar LSTA U.S. Leveraged Loan Index (the “Index”) registering a year-to-date return of 6.48%. The first half of 2023 has shaped up to be the Index’s strongest start to a calendar year since 2009. A key difference between then and now is that the interest component of returns accounts for the majority of year-to-date results. Due to rising rates, the interest component of returns represented 70% of performance over the six-month period.

A market lull across many asset classes was felt in the second quarter of 2023. Investors assessed the policy tightening path of the U.S. Federal Reserve (the “Fed”) and the potential economic implications, before reaffirming resolve in the ongoing robustness of economic data and in particular the labor market. The average price of the Index, which opened the year at $92.44, ended June at $94.24, just 47 basis points (“bps”) from the year-to-date high of $94.71 set in early February.

Underneath headline performance, lower quality loans outperformed, a reversal of the 2022 trend. Index loans rated BB, B and CCC returned 4.95%, 7.19% and 8.47%, respectively. In a similar vein, second-lien loans in the Index returned 8.93%, while the small and volatile default cohort returned 0.19%.

Looking to technical conditions, the market remained in supply-deficit mode throughout the period, with the total par amount outstanding of the Index shrinking for a 7th consecutive month in June 2023. With little merger and acquisition-related activity in the works, the primary market was dominated by loan refinancings and “amend to extend” transactions, as well as smaller add-on deals. The mix of this activity leaves the market modestly smaller than its all-time peaks; however, importantly it allowed nearer-term maturities to be addressed.

On the demand side of the equation, capital formation mirrored the dearth of new issue supply as new money buying remained muted. On the structured product front, there were $55.2 billion in new deals priced in the first six months of 2023 compared to $73.2 billion in the same period of 2022. Additionally, U.S. loan mutual funds continued to see net outflows during the period, totaling $18.9 billion. Still, against the backdrop of shrinking outstanding loans, the aggregate demand for loans exceeded supply by a wide margin, thus making for a positive market value return.

Turning to default activity, the trailing 12-month default rate rose to 1.71% during the period, about 100 bps below the long-term average of 2.7% (since 1998). Looking ahead, the latest manager survey shows consensus expectations for a 2.5%—3.0% default rate experience for the next 12 months.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Index during the period. Lower credit quality tiers generally outperformed their higher quality counterparts and, as a result, the Portfolio’s underexposure to the CCC-rated loan segment was a detractor from relative performance. On the other hand, the Portfolio’s underweight to BBB-rated loans was beneficial to relative performance. The Portfolio has historically been underweight the BBB-rated credit tier given the yield and return potential.

An allocation to secured High Yield (“HY”) bonds was also a detractor, as the Index does not include HY bonds and loans outperformed their fixed-rate counterparts during the period. HY bonds play a number of key roles in the Portfolio, including providing an expanded opportunity set, diversification and acting as a source of liquidity. Elsewhere, a modest cash balance also served as a headwind to relative performance.

With respect to industry-level exposures, loan selection within the Media and Information Technology Services weighed on relative performance results, while loan selection within the Health Care Services and Providers and Entertainment segments were additive to relative performance results. From an industry allocation perspective, the Portfolio’s overweight to the Software industry aided relative returns.

The cornerstones of the Portfolio’s investment philosophy are strong internal credit research and broad diversification. The Portfolio held 429 loan issues and 25 senior secured bond positions as of June 30, 2023. We believe an optimal risk/return profile can be achieved predominantly through interest income from investments in higher quality loans, rather than primarily seeking capital gains associated with distressed loans. At the end of the reporting period, the Portfolio maintained an overweight position in BB-rated loans and an underweight exposure to the distressed CCC-rated loan category.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*—(Continued)

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 52 days on average as of June 30, 2023, resulting in a Portfolio duration of approximately 0.25 years.

Andrew N. Sveen

Michael Turgel

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Morningstar LSTA U.S. Leveraged Loan Index is a total return index that uses mark-to-market pricing from LSTA/ Loan Pricing Corporation (LPC) to calculate market value change. The index reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE MORNINGSTAR LSTA U.S. LEVERAGED LOAN INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Eaton Vance Floating Rate Portfolio
Class A	5.83	9.65	3.17	3.39
Class B	5.60	9.33	2.90	3.14
Morningstar LSTA U.S. Leveraged Loan Index	6.48	10.71	4.13	4.07

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Industries

% of Net Assets
Software	16.5
Commercial Services	9.0
Media	4.8
Diversified Financial Services	4.6
Chemicals	4.3
Insurance	3.8
Pharmaceuticals	3.5
Internet	3.3
Retail	3.1
Computers	3.1

Top Sectors

% of Net Assets
Floating Rate Loans	92.6
Corporate Bonds & Notes	2.8
Common Stocks	0.5
Preferred Stocks	0.1

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.70%	$1,000.00	$1,058.30	$3.57
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

Class B (a)	Actual	0.95%	$1,000.00	$1,056.00	$4.84
	Hypothetical*	0.95%	$1,000.00	$1,020.08	$4.76

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (a)—92.6% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—1.9%
Dynasty Acquisition Co., Inc.
Term Loan B1, 8.703%, 1M TSFR + 3.500%, 04/06/26	2,205,303	$2,189,222
Term Loan B2, 8.703%, 1M TSFR + 3.500%, 04/06/26	1,185,740	1,177,094
TransDigm, Inc. 2022 Term Loan H, 8.492%, 3M TSFR + 3.250%, 02/22/27	1,617,421	1,619,536
Term Loan I, 8.492%, 3M TSFR + 3.250%, 08/24/28	4,088,030	4,088,725
WP CPP Holdings LLC Term Loan, 9.030%, 3M LIBOR + 3.750%, 04/30/25	2,559,203	2,330,154

		11,404,731

Agriculture—0.1%
Alltech, Inc. Term Loan B, 9.084%, 1M TSFR + 4.000%, 10/13/28	517,125	502,904

Airlines—0.3%
American Airlines, Inc. Term Loan, 10.000%, 3M LIBOR + 4.750%, 04/20/28	1,000,000	1,024,107
Mileage Plus Holdings LLC Term Loan B, 10.764%, 3M LIBOR + 5.250%, 06/21/27	580,000	603,598

		1,627,705

Apparel—0.3%
Hanesbrands, Inc. Term Loan B, 8.853%, 1M TSFR + 3.750%, 03/08/30	1,496,250	1,503,731

Auto Parts & Equipment—1.4%
Adient U.S. LLC Term Loan B, 8.334%, 1M TSFR + 3.250%, 04/10/28	570,071	570,665
Autokiniton U.S. Holdings, Inc. Term Loan B, 9.584%, 1M TSFR + 4.500%, 04/06/28	2,212,462	2,203,336
Clarios Global L.P. Incremental Term Loan, 8.853%, 1M TSFR + 3.750%, 05/06/30	2,325,000	2,319,187
DexKo Global, Inc. 2021 USD Term Loan B, 9.254%, 3M TSFR + 3.750%, 10/04/28	888,750	850,978
2022 USD Term Loan, 11.739%, 3M TSFR + 6.500%, 10/04/28	922,688	890,970
Garrett LX I S.a r.l. USD Term Loan B, 8.657%, 3M LIBOR + 3.250%, 04/30/28	663,188	639,562
Garrett Motion, Inc. Term Loan B, 9.777%, 3M TSFR + 4.500%, 04/30/28	1,025,000	1,009,625

		8,484,323

Banks—0.3%
Walker & Dunlop, Inc. 2022 Incremental Term Loan B, 8.203%, 1M TSFR + 3.000%, 12/16/28	773,063	774,995
Term Loan, 7.453%, 1M TSFR + 2.250%, 12/16/28	1,182,000	1,173,135

		1,948,130

Beverages—0.6%
Arterra Wines Canada, Inc. Term Loan, 9.004%, 3M LIBOR + 3.500%, 11/24/27	901,875	877,799
City Brewing Co. LLC Term Loan, 8.760%, 3M LIBOR + 3.500%, 04/05/28	662,570	437,296

Beverages—(Continued)
Triton Water Holdings, Inc. Term Loan, 8.754%, 3M LIBOR + 3.250%, 03/31/28	2,073,996	$2,012,295

		3,327,390

Building Materials—2.6%
ACProducts, Inc. Term Loan B, 9.779%, 3M LIBOR + 4.250%, 05/17/28	2,819,956	2,375,813
Chamberlain Group, Inc. Term Loan B, 8.453%, 1M TSFR + 3.250%, 11/03/28	1,699,125	1,663,372
Cornerstone Building Brands, Inc. Term Loan B, 8.497%, 1M TSFR + 3.250%, 04/12/28	782,000	752,186
CPG International, Inc. Term Loan B, 7.703%, 1M TSFR + 2.500%, 04/28/29	967,688	965,570
Emrld Borrower L.P. Term Loan B, 8.264%, 3M TSFR + 3.000%, 05/31/30	1,125,000	1,126,406
Icebox Holdco III, Inc. 1st Lien Term Loan, 9.092%, 3M TSFR + 3.750%, 12/22/28	914,230	889,318
MI Windows & Doors LLC Term Loan, 8.703%, 1M TSFR + 3.500%, 12/18/27	258,710	257,201
Oscar Acquisition Co. LLC Term Loan B, 9.842%, 3M TSFR + 4.500%, 04/29/29	942,875	922,545
Quikrete Holdings, Inc. 1st Lien Term Loan, 7.842%, 1M LIBOR + 2.625%, 02/01/27	4,160,157	4,157,037
Term Loan B1, 8.217%, 1M LIBOR + 3.000%, 03/18/29	2,271,250	2,275,509

		15,384,957

Chemicals—4.3%
Aruba Investments, Inc. USD Term Loan, 9.193%, 1M LIBOR + 4.000%, 11/24/27	659,872	640,900
Axalta Coating Systems U.S. Holdings, Inc. 2022 USD Term Loan B, 8.242%, 3M TSFR + 3.000%, 12/20/29	1,429,875	1,434,566
CPC Acquisition Corp. Term Loan, 9.254%, 3M TSFR + 3.750%, 12/29/27	608,550	465,541
Flint Group GmbH Term Loan C, 9.066%, 3M LIBOR + 4.250%, 09/21/23 (b)	91,612	62,627
Flint Group U.S. LLC USD 1st Lien Term Loan B2, 9.523%, 3M LIBOR + 4.250%, 09/21/23 (b)	554,178	378,842
INEOS Enterprises Holdings U.S. Finco LLC 2023 USD First Lien Term Loan B, 06/22/30 (c)	500,000	496,250
USD Term Loan B, 8.864%, 3M TSFR + 3.500%, 08/28/26	177,982	177,871
INEOS Quattro Holdings U.K. Ltd. 2023 USD Term Loan, 8.953%, 1M TSFR + 3.750%, 03/14/30	450,000	448,219
INEOS Styrolution U.S. Holding LLC 2021 USD Term Loan B, 7.967%, 1M TSFR + 2.750%, 01/29/26	2,254,000	2,252,028
INEOS U.S. Finance LLC 2022 USD Term Loan B, 8.953%, 1M TSFR + 3.750%, 11/08/27	2,969,121	2,963,245
USD Term Loan B, 7.584%, 1M TSFR + 2.500%, 11/08/28	666,563	658,171
USD Term Loan B, 8.753%, 3M TSFR + 3.500%, 02/18/30	1,325,000	1,318,730
Kraton Corp. USD Term Loan, 8.766%, 3M TSFR + 3.250%, 03/15/29	493,750	494,059

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Lonza Group AG USD Term Loan B, 9.267%, 3M TSFR + 3.925%, 07/03/28	1,791,392	$1,514,622
Messer Industries GmbH USD Term Loan, 8.004%, 3M TSFR + 2.500%, 03/02/26	1,376,892	1,377,791
Olympus Water U.S. Holding Corp. Incremental Term Loan, 9.842%, 3M TSFR + 4.500%, 11/09/28	395,000	381,669
USD Term Loan B, 9.254%, 3M TSFR + 3.750%, 11/09/28	2,487,374	2,400,316
PMHC II, Inc. Term Loan B, 9.304%, 3M TSFR + 4.250%, 04/23/29	1,741,228	1,539,744
PQ Corp. Term Loan B, 7.645%, 3M TSFR + 2.500%, 06/09/28	2,263,800	2,257,131
Starfruit Finco B.V. 2018 USD Term Loan B, 8.068%, 3M TSFR + 2.750%, 10/01/25	771,867	772,752
2023 Term Loan, 8.990%, 3M TSFR + 4.000%, 04/03/28	675,000	669,516
Tronox Finance LLC Incremental Term Loan, 7.443%, 3M TSFR + 3.250%, 04/04/29	271,563	271,223
Term Loan B, 7.443%, 1M LIBOR + 2.250%, 03/10/28	1,353,000	1,347,926
W.R. Grace & Co.-Conn. Term Loan B, 9.313%, 3M LIBOR + 3.750%, 09/22/28	1,231,250	1,225,863

		25,549,602

Coal—0.1%
American Consolidated Natural Resources, Inc. Exit Term Loan, 18.268%, 3M LIBOR + 13.000%, 09/16/25 (b)	37,170	37,355
Oxbow Carbon LLC Term Loan B, 9.239%, 3M TSFR + 4.000%, 05/10/30	575,000	566,375

		603,730

Commercial Services—8.8%
AEA International Holdings (Luxembourg) S.a.r.l. Term Loan B, 9.294%, 3M LIBOR + 3.750%, 09/07/28	3,102,750	3,098,871
Albion Financing 3 S.a.r.l. USD Add on Term Loan B, 10.651%, 3M TSFR + 5.500%, 08/17/26	299,250	298,502
USD Term Loan, 10.523%, 3M LIBOR + 5.250%, 08/17/26	2,191,625	2,153,271
Allied Universal Holdco LLC USD Incremental Term Loan B, 8.953%, 1M TSFR +3.750%, 05/12/28	2,789,379	2,710,230
American Residential Services LLC Term Loan B, 9.029%, 3M LIBOR + 3.500%, 10/15/27	536,250	529,547
APFS Staffing Holdings, Inc. Term Loan, 9.103%, 1M TSFR + 4.000%, 12/29/28	296,250	290,325
APi Group DE, Inc. Incremental Term Loan B, 7.967%, 1M TSFR + 2.750%, 01/03/29	805,887	807,902
Belron Finance U.S. LLC Term Loan, 7.832%, 3M TSFR + 2.750%, 04/18/29	875,000	876,641
USD Term Loan B, 7.800%, 3M LIBOR + 2.425%, 04/13/28	855,313	855,206
CCRR Parent, Inc. Term Loan B, 8.967%, 1M TSFR + 3.750%, 03/06/28	1,011,011	975,626

Commercial Services—(Continued)
CHG Healthcare Services, Inc. Term Loan, 8.443%, 1M LIBOR + 3.250%, 09/29/28	1,179,000	1,174,415
CoreLogic, Inc. Term Loan, 8.750%, 1M LIBOR + 3.500%, 06/02/28	2,384,999	2,159,419
Corporation Service Co. Term Loan B, 8.453%, 1M TSFR + 3.250%, 11/02/29	358,125	359,199
EAB Global, Inc. Term Loan, 8.773%, 3M LIBOR + 3.500%, 08/16/28	2,250,825	2,225,503
Electro Rent Corp. 2022 Term Loan, 10.830%, 3M TSFR + 5.500%, 11/01/24	1,869,871	1,792,739
Employbridge Holding Co. 2021 Term Loan B, 10.288%, 3M LIBOR + 4.750%, 07/19/28	1,596,563	1,291,619
Ensemble RCM LLC Term Loan, 8.895%, 3M TSFR + 3.750%, 08/03/26	2,585,951	2,586,220
Foundational Education Group, Inc. 1st Lien Term Loan, 9.467%, 1M TSFR + 4.250%, 08/31/28	591,000	524,512
Garda World Security Corp. Term Loan B, 9.327%, 1M TSFR + 4.250%, 02/01/29	498,744	494,130
Term Loan B, 9.427%, 1M TSFR + 4.250%, 10/30/26	1,803,894	1,796,679
Hertz Corp. (The) Term Loan B, 8.443%, 1M LIBOR + 3.250%, 06/30/28	1,903,523	1,905,188
Term Loan C, 8.489%, 1M TSFR + 3.250%, 06/30/28	366,062	366,382
KUEHG Corp. Term Loan, 10.239%, 3M TSFR + 5.000%, 06/12/30	1,375,000	1,363,828
Monitronics International, Inc. 2023 Exit Term Loan, 13.004%, 1M LIBOR + 7.500%, 06/30/28	932,202	906,718
NAB Holdings LLC Term Loan, 8.392%, 3M TSFR + 3.000%, 11/23/28	3,489,024	3,465,037
Neptune Bidco U.S., Inc. USD Term Loan B, 10.004%, 3M TSFR + 5.000%, 04/11/29	1,900,000	1,678,730
PECF USS Intermediate Holding III Corp. Term Loan B, 9.523%, 3M LIBOR + 4.250%, 12/15/28	689,500	561,033
Prime Security Services Borrower LLC Term Loan, 7.943%, 1M LIBOR + 2.750%, 09/23/26	1,756,752	1,757,759
SCUR-Alpha 1503 GmbH USD Term Loan B1, 10.603%, 1M TSFR + 5.500%, 03/28/30	523,688	500,449
Sotheby’s Incremental Term Loan, 9.762%, 1M TSFR + 4.500%, 01/15/27	400,000	391,333
Term Loan B, 9.760%, 3M LIBOR + 4.500%, 01/15/27	371,765	363,710
Spin Holdco, Inc. Term Loan, 9.230%, 3M LIBOR + 4.000%, 03/04/28	3,958,875	3,378,900
TMF Group Holding B.V. USD Term Loan B, 05/05/28 (c)	400,000	400,000
Trans Union LLC Term Loan B5, 6.953%, 1M LIBOR + 1.750%, 11/16/26	1,976,621	1,973,996
Term Loan B6, 7.467%, 1M TSFR + 2.250%, 12/01/28	2,623,441	2,620,460
TruGreen L.P. Term Loan, 9.203%, 1M LIBOR + 4.000%, 11/02/27	536,250	494,691
TTF Holdings LLC Term Loan, 9.250%, 1M LIBOR + 4.000%, 03/31/28	539,106	539,443
Vaco Holdings LLC Term Loan, 10.587%, 6M TSFR + 5.000%, 01/21/29	295,500	270,475

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Verscend Holding Corp. Term Loan B, 9.217%, 1M LIBOR + 4.000%, 08/27/25	2,022,908	$2,023,856
Wex, Inc. Term Loan, 7.467%, 1M TSFR + 2.250%, 03/31/28	439,875	440,047

		52,402,591

Computers—3.1%
Imprivata, Inc. Incremental Term Loan, 9.353%, 1M TSFR + 4.250%, 12/01/27	247,500	245,076
Term Loan, 8.967%, 1M LIBOR + 3.750%, 12/01/27	1,050,813	1,031,767
Magenta Buyer LLC USD 1st Lien Term Loan, 10.030%, 3M LIBOR + 4.750%, 07/27/28	1,733,016	1,309,871
USD 2nd Lien Term Loan, 13.530%, 3M LIBOR + 8.250%, 07/27/29	1,075,000	709,500
McAfee LLC USD Term Loan B, 9.010%, 1M TSFR + 3.750%, 03/01/29	2,520,759	2,414,527
NCR Corp. Term Loan, 7.780%, 3M LIBOR + 2.500%, 08/28/26	1,363,583	1,355,913
Panther Commercial Holdings L.P. Term Loan, 9.443%, 1M LIBOR + 4.250%, 01/07/28	1,889,754	1,854,321
Redstone Holdco 2 L.P. Term Loan, 10.005%, 3M LIBOR + 4.750%, 04/27/28	2,358,000	1,969,420
SITEL Worldwide Corp. USD Term Loan, 8.950%, 1M LIBOR + 3.750%, 08/28/28	1,989,563	1,949,771
Tempo Acquisition LLC Term Loan B, 8.103%, 1M TSFR + 3.000%, 08/31/28	1,528,874	1,530,785
Verifone Systems, Inc. 1st Lien Term Loan, 9.476%, 3M LIBOR + 4.000%, 08/20/25	2,727,018	2,582,146
Vision Solutions, Inc. Incremental Term Loan, 9.505%, 3M LIBOR + 4.250%, 04/24/28	1,352,107	1,286,023

		18,239,120

Cosmetics/Personal Care—0.8%
Conair Holdings LLC Term Loan B, 9.288%, 3M LIBOR + 3.750%, 05/17/28	1,572,000	1,486,522
Journey Personal Care Corp. Term Loan B, 9.981%, 6M LIBOR + 4.250%, 03/01/28	1,549,703	1,324,996
Sunshine Luxembourg VIII S.a.r.l Term Loan B3, 9.092%, 3M TSFR + 3.750%, 10/01/26	1,906,125	1,898,712

		4,710,230

Distribution/Wholesale—0.7%
Core & Main L.P. Term Loan B, 7.691%, 3M TSFR + 2.500%, 07/27/28	1,424,625	1,421,063
Gloves Buyer, Inc. Term Loan, 9.217%, 1M LIBOR + 4.000%, 12/29/27	1,658,318	1,579,548
Windsor Holdings III LLC USD Term Loan B, 06/21/30 (c)	1,075,000	1,059,547

		4,060,158

Diversified Financial Services—4.5%
Advisor Group, Inc. Term Loan, 9.693%, 1M LIBOR + 4.500%, 07/31/26	1,444,966	1,447,765
Aretec Group, Inc. Incremental Term Loan, 03/08/30 (c)	800,000	799,500
Term Loan, 9.334%, 1M TSFR + 4.250%, 10/01/25	3,569,731	3,572,798
Astra Acquisition Corp. 1st Lien Term Loan, 10.443%, 1M LIBOR + 5.250%, 10/25/28	1,187,371	832,397
Avolon TLB Borrower 1 (U.S.) LLC Term Loan B5, 7.396%, 1M LIBOR + 2.250%, 12/01/27	1,657,500	1,657,112
Deerfield Dakota Holding LLC USD Term Loan B, 8.992%, 3M TSFR + 3.750%, 04/09/27	1,843,000	1,790,589
Ditech Holding Corp. Term Loan, 06/30/23 (d)	1,767,492	194,424
Edelman Financial Center LLC Term Loan B, 8.943%, 1M LIBOR + 3.750%, 04/07/28	1,715,000	1,674,756
Fiserv Investment Solutions, Inc. Term Loan B, 9.129%, 3M TSFR + 4.000%, 02/18/27	485,000	472,875
Focus Financial Partners LLC 2022 Term Loan B5, 8.353%, 1M TSFR + 3.250%, 06/30/28	347,375	345,291
Term Loan B4, 7.603%, 1M TSFR + 2.500%, 06/30/28	1,004,972	994,713
2023 Term Loan B6, 06/30/28 (c)	650,000	647,664
Franklin Square Holdings L.P. Term Loan B, 7.453%, 1M TSFR + 2.250%, 08/01/25	476,247	476,247
Guggenheim Partners LLC 2022 Term Loan B, 8.592%, 3M TSFR + 3.250%, 12/12/29	4,490,159	4,492,965
HighTower Holdings LLC Term Loan B, 9.150%, 1M LIBOR + 4.000%, 04/21/28	2,487,342	2,437,595
Hudson River Trading LLC Term Loan, 8.217%, 1M TSFR + 3.000%, 03/20/28	2,299,526	2,244,912
LHS Borrower LLC 2022 Term Loan B, 9.953%, 1M TSFR + 4.750%, 02/16/29	636,074	534,302
NFP Corp. Term Loan, 8.467%, 1M TSFR + 3.250%, 02/15/27	1,098,899	1,077,951
Victory Capital Holdings, Inc. Incremental Term Loan B, 7.287%, 3M TSFR + 2.250%, 12/29/28	482,673	479,657
Term Loan B, 7.287%, 3M TSFR + 2.250%, 07/01/26	768,058	765,817

		26,939,330

Electric—0.3%
Calpine Corp. Term Loan B5, 7.700%, 1M LIBOR + 2.500%, 12/16/27	1,983,794	1,984,808

Electrical Components & Equipment—0.3%
Creation Technologies, Inc. Term Loan, 10.723%, 3M LIBOR + 5.500%, 10/05/28	1,089,000	1,007,325
Energizer Holdings, Inc. Term Loan, 7.442%, 1M TSFR + 2.250%, 12/22/27	833,804	830,330

		1,837,655

Electronics—0.5%
II-VI, Inc. Term Loan B, 7.967%, 1M LIBOR + 2.750%, 07/02/29	1,031,233	1,032,092

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Electronics—(Continued)
Mirion Technologies, Inc. Term Loan, 7.943%, 1M LIBOR + 2.750%, 10/20/28	648,596	$646,326
Roper Industrial Products Investment Co. LLC USD Term Loan, 9.739%, 3M TSFR + 4.500%, 11/22/29	623,438	621,684
TTM Technologies, Inc. Term Loan B, 7.886%, 3M TSFR + 2.750%, 05/23/30	525,000	525,000

		2,825,102

Engineering & Construction—0.6%
Aegion Corp. Term Loan, 9.942%, 1M LIBOR + 4.750%, 05/17/28	466,686	454,144
Brown Group Holding LLC Incremental Term Loan B2, 8.852%, 3M TSFR + 3.750%, 07/02/29	248,125	247,948
Term Loan B, 7.702%, 1M TSFR + 2.500%, 06/07/28	1,322,654	1,305,157
Centuri Group, Inc. Term Loan B, 7.443%, 1M LIBOR + 2.250%, 08/27/28	807,830	805,390
KKR Apple Bidco LLC Term Loan, 7.967%, 1M TSFR + 2.750%, 09/23/28	172,375	171,205
Rockwood Service Corp. Term Loan, 9.148%, 1M LIBOR + 4.000%, 01/23/27	523,336	524,971

		3,508,815

Entertainment—2.4%
AMC Entertainment Holdings, Inc. Term Loan B, 8.218%, 1M LIBOR + 3.000%, 04/22/26	756,198	592,940
Bally’s Corp. Term Loan B, 8.396%, 1M LIBOR + 3.250%, 10/02/28	1,255,875	1,229,659
Crown Finance U.S., Inc. 2022 DIP Term Loan, 15.174%, 1M TSFR + 10.000%, 09/07/23	1,440,022	1,457,421
Incremental Term Loan, 09/30/26 (d)	1,267,476	392,918
Great Canadian Gaming Corp. Term Loan, 9.520%, 3M LIBOR + 4.000%, 11/01/26	569,250	568,657
Scientific Games Holdings L.P. USD Term Loan B, 04/04/29 (c)	1,500,000	1,484,063
Scientific Games International, Inc. USD Term Loan, 8.248%, 1M TSFR + 3.000%, 04/14/29	1,994,962	1,995,140
SeaWorld Parks & Entertainment, Inc. Term Loan B, 8.250%, 1M LIBOR + 3.000%, 08/25/28	982,500	982,500
Stars Group Holdings B.V. (The) 2022 USD Term Loan B, 8.489%, 3M TSFR + 3.250%, 07/22/28	1,488,750	1,493,801
USD Incremental Term Loan, 7.754%, 3M TSFR + 2.250%, 07/21/26	2,382,563	2,384,983
UFC Holdings LLC Term Loan B, 8.050%, 3M LIBOR + 2.750%, 04/29/26	2,023,242	2,023,663

		14,605,745

Environmental Control—1.7%
Covanta Holding Corp. Term Loan B, 7.603%, 1M TSFR + 2.500%, 11/30/28	1,366,034	1,356,073
Term Loan B, 8.148%, 3M TSFR + 3.000%, 11/30/28	488,372	484,404
Term Loan C, 7.603%, 1M TSFR + 2.500%, 11/30/28	103,442	102,688
Term Loan C, 8.148%, 3M TSFR + 3.000%, 11/30/28	36,628	36,330

Environmental Control—(Continued)
EnergySolutions LLC Term Loan B, 9.288%, 3M LIBOR + 3.750%, 05/09/25	944,742	929,980
GFL Environmental, Inc. Term Loan, 8.145%, 1M TSFR + 3.000%, 05/28/27	751,230	752,756
Madison IAQ LLC Term Loan, 8.302%, 6M LIBOR + 3.250%, 06/21/28	2,995,387	2,930,129
Northstar Group Services, Inc. Term Loan, 10.762%, 1M TSFR + 5.500%, 11/12/26	990,605	990,605
Term Loan B, 10.717%, 1M TSFR + 5.500%, 11/12/26	1,536,941	1,529,257
Robertshaw U.S. Holding Corp. First Out New Money Term Loan, 10.084%, 1M TSFR + 5.000%, 02/28/27 (b)	244,547	249,438
Second Out Term Loan, 12.342%, 3M TSFR + 7.000%, 02/28/27	1,045,968	915,222

		10,276,882

Food—1.2%
Cardenas Markets, Inc. Term Loan, 08/01/29 (c)	423,932	421,459
Del Monte Foods, Inc. Term Loan, 9.439%, 1M TSFR + 4.250%, 05/16/29	1,896,722	1,844,562
Froneri International, Ltd. USD Term Loan, 7.453%, 3M TSFR + 2.250%, 01/29/27	1,818,750	1,811,930
Nomad Foods Europe Midco, Ltd. 2022 Term Loan B, 8.561%, 6M TSFR + 3.750%, 11/12/29	1,296,551	1,297,847
Sovos Brands Intermediate, Inc. Term Loan, 8.773%, 3M LIBOR + 3.500%, 06/08/28	538,828	535,909
U.S. Foods, Inc. Term Loan B, 7.193%, 1M LIBOR + 2.000%, 09/13/26	1,164,021	1,164,300

		7,076,007

Food Service—0.2%
Aramark Services, Inc. 2023 Term Loan B6, 7.717%, 1M TSFR + 2.500%, 06/22/30	537,648	536,976
Term Loan B4, 6.943%, 1M LIBOR + 1.750%, 01/15/27	932,500	925,797

		1,462,773

Forest Products & Paper—0.2%
Asplundh Tree Expert LLC Term Loan B, 6.953%, 1M TSFR + 1.750%, 09/07/27	1,069,750	1,068,221

Hand/Machine Tools—0.4%
Alliance Laundry Systems LLC Term Loan B, 8.559%, 3M TSFR + 3.500%, 10/08/27	1,012,500	1,011,156
Apex Tool Group LLC Term Loan, 10.441%, 3M TSFR + 5.250%, 02/08/29	1,658,875	1,544,827

		2,555,983

Healthcare-Products—0.6%
Artivion, Inc. Term Loan B, 9.004%, 3M TSFR + 3.500%, 06/01/27	448,875	425,870
Avantor Funding, Inc. Term Loan B5, 7.453%, 1M TSFR + 2.250%, 11/08/27	863,931	864,569

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Curia Global, Inc. Term Loan, 8.818%, 3M TSFR + 3.750%, 08/30/26	1,343,559	$1,163,018
ICU Medical, Inc. Term Loan B, 7.892%, 3M TSFR + 2.500%, 01/08/29	641,875	636,087
Sotera Health Holdings LLC Term Loan, 8.023%, 3M LIBOR + 2.750%, 12/11/26	575,000	569,879

		3,659,423

Healthcare-Services—3.0%
BW NHHC Holdco, Inc. 2018 1st Lien Term Loan, 14.239%, 3M TSFR + 9.000%, 01/15/26	891,851	677,807
Cambrex Corp. Term Loan, 8.605%, 1M TSFR + 3.500%, 12/04/26	264,973	263,317
Cano Health LLC Term Loan, 9.203%, 1M TSFR + 4.000%, 11/23/27	2,801,192	2,363,506
Catalent Pharma Solutions, Inc. Term Loan B3, 7.188%, 1M LIBOR + 2.000%, 02/22/28	818,473	803,468
Electron BidCo, Inc. Term Loan, 8.217%, 1M TSFR + 3.000%, 11/01/28	864,063	861,686
Envision Healthcare Corp. First Out Term Loan, 13.114%, 3M TSFR + 7.875%, 03/31/27	473,768	518,777
Second Out Term Loan, 9.492%, 3M TSFR + 4.250%, 03/31/27	3,334,408	779,418
Icon Luxembourg S.a.r.l. Term Loan, 7.754%, 3M TSFR + 2.250%, 07/03/28	220,710	220,894
Loire Finco Luxembourg S.a.r.l. Term Loan, 8.103%, 3M TSFR + 3.000%, 04/21/27	291,123	282,753
MedAssets Software Intermediate Holdings, Inc. 2nd Lien Term Loan 2, 11.943%, 1M LIBOR + 6.750%, 12/17/29	775,000	465,484
Midwest Physician Administrative Services LLC Term Loan, 8.788%, 3M LIBOR + 3.250%, 03/12/28	464,313	428,522
National Mentor Holdings, Inc. Term Loan, 9.092%, 3M TSFR + 3.750%, 03/02/28	1,620,824	1,231,826
Term Loan C, 9.092%, 3M TSFR + 3.750%, 03/02/28	45,933	34,909
Pacific Dental Services LLC Term Loan, 8.589%, 1M LIBOR + 3.500%, 05/05/28	514,500	513,053
Phoenix Guarantor, Inc. Term Loan B, 8.443%, 1M LIBOR + 3.250%, 03/05/26	1,584,289	1,566,575
Term Loan B3, 8.693%, 1M LIBOR + 3.500%, 03/05/26	1,318,281	1,303,541
Radiology Partners, Inc. 1st Lien Term Loan B, 9.334%, 1M TSFR + 4.250%, 07/09/25	428,497	323,515
Radnet Management, Inc. Term Loan, 9.000%, 1M LIBOR + 2.000%, 04/21/28	1,053,500	1,052,622
Select Medical Corp. Term Loan B, 7.703%, 1M TSFR + 2.500%, 03/06/25	2,457,947	2,455,796
Sound Inpatient Physicians 1st Lien Term Loan, 8.273%, 3M LIBOR + 3.000%, 06/27/25	403,750	238,213
Surgery Center Holdings, Inc. Term Loan, 8.896%, 1M LIBOR + 3.750%, 08/31/26	1,236,556	1,236,415

		17,622,097

Holding Companies-Diversified—0.3%
Belfor Holdings, Inc. Incremental Term Loan, 9.353%, 1M LIBOR + 4.250%, 04/06/26	174,559	174,996
Term Loan B, 9.192%, 1M LIBOR + 4.000%, 04/06/26	1,511,807	1,512,438

		1,687,434

Home Furnishings—0.7%
AI Aqua Merger Sub, Inc. 1st Lien Term Loan B, 8.896%, 1M TSFR + 3.750%, 07/31/28	2,234,962	2,193,057
Mattress Firm, Inc. Term Loan B, 9.950%, 6M LIBOR + 4.250%, 09/25/28	2,249,032	2,208,972

		4,402,029

Household Durables—0.1%
Libbey Glass, Inc. 2022 Term Loan, 9.029%, 3M TSFR + 3.750%, 11/22/27 (b) (e) (f)	541,535	510,830

Household Products/Wares—0.3%
Kronos Acquisition Holdings, Inc. 1st Lien Term Loan, 11.375%, 3M TSFR + 6.000%, 12/22/26	443,250	435,493
Term Loan B, 8.943%, 1M LIBOR + 3.750%, 12/22/26	1,644,346	1,608,171

		2,043,664

Housewares—0.3%
Solis IV B.V. USD Term Loan B1, 8.666%, 3M TSFR + 3.500%, 02/26/29	1,891,961	1,803,868

Insurance—3.8%
Alliant Holdings Intermediate LLC Term Loan B5, 8.647%, 1M TSFR + 3.500%, 11/05/27	1,270,466	1,264,908
AmWINS Group, Inc. Incremental Term Loan B, 7.834%, 1M TSFR + 2.750%, 02/19/28	721,375	720,398
Term Loan B, 7.443%, 1M LIBOR + 2.250%, 02/19/28	3,851,296	3,818,910
AssuredPartners, Inc. Term Loan B, 8.584%, 1M TSFR + 3.500%, 02/12/27	1,392,893	1,381,287
Term Loan B, 8.717%, 1M TSFR + 3.500%, 02/12/27	168,875	167,777
Asurion LLC 2nd Lien Term Loan B3, 10.452%, 1M LIBOR + 5.250%, 01/31/28	1,160,000	985,792
Term Loan B10, 9.203%, 1M TSFR + 4.000%, 08/19/28	1,005,280	952,922
Term Loan B8, 8.788%, 3M LIBOR + 3.250%, 12/23/26	5,265,000	5,076,339
Hub International, Ltd. Term Loan B, 9.341%, 3M TSFR + 4.250%, 06/20/30	3,051,249	3,060,437
Ryan Specialty Group LLC Term Loan, 8.203%, 1M TSFR + 3.000%, 09/01/27	1,628,938	1,629,956
Sedgwick Claims Management Services, Inc. Term Loan B, 8.853%, 1M TSFR + 3.750%, 02/17/28	1,053,360	1,048,175
USI, Inc. 2022 Incremental Term Loan, 8.992%, 3M TSFR + 3.750%, 11/22/29	1,558,459	1,558,320
Incremental Term Loan B, 8.788%, 3M LIBOR + 3.250%, 12/02/26	1,182,175	1,183,230

		22,848,451

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Internet—3.3%
Adevinta ASA USD Term Loan B, 8.279%, 3M LIBOR + 2.750%, 06/26/28	940,699	$942,757
Buzz Finco LLC Term Loan B, 7.953%, 1M TSFR + 2.750%, 01/29/27	483,750	483,750
Term Loan B, 8.453%, 1M TSFR + 3.250%, 01/29/27	53,546	53,546
CNT Holdings I Corp. Term Loan, 8.459%, 3M TSFR + 3.500%, 11/08/27	635,375	633,654
Endure Digital, Inc. Term Loan, 8.792%, 3M LIBOR + 3.500%, 02/10/28	4,036,655	3,746,520
Getty Images, Inc. 2019 USD Term Loan B, 9.842%, 3M TSFR + 4.500%, 02/19/26	1,745,877	1,748,604
Go Daddy Operating Co. LLC Term Loan B4, 7.193%, 1M LIBOR + 2.000%, 08/10/27	1,042,750	1,042,395
Hoya Midco LLC Term Loan, 8.295%, 1M TSFR + 3.250%, 02/03/29	511,648	509,090
Imperva, Inc. 1st Lien Term Loan, 9.337%, 3M LIBOR + 4.000%, 01/12/26	534,684	485,894
Magnite, Inc. Term Loan, 10.476%, 3M LIBOR + 5.000%, 04/28/28	661,500	660,673
Match Group, Inc. Term Loan B, 7.264%, 3M LIBOR + 1.750%, 02/13/27	675,000	675,000
Olaplex, Inc Term Loan, 8.703%, 3M TSFR + 3.500%, 02/23/29	994,962	936,508
Proofpoint, Inc. 1st Lien Term Loan, 8.442%, 1M LIBOR + 3.250%, 08/31/28	2,610,250	2,557,682
Uber Technologies, Inc. Term Loan B, 8.014%, 3M TSFR + 2.750%, 03/03/30	4,994,318	5,001,081

		19,477,154

Investment Companies—0.4%
EIG Management Co. LLC Term Loan B, 8.953%, 1M TSFR + 3.750%, 02/22/25	236,875	236,283
FinCo I LLC Term Loan B, 8.081%, 6M LIBOR + 2.500%, 06/27/25	1,092,573	1,093,824
Mariner Wealth Advisors LLC Term Loan B, 8.598%, 3M TSFR + 3.250%, 08/18/28	1,334,289	1,292,593

		2,622,700

Iron/Steel—0.1%
Phoenix Services International LLC 2022 DIP New Money Term Loan, 17.163%, 3M TSFR + 12.000%, 07/29/23	159,373	152,600
2022 DIP PIK Roll Up Term Loan, 17.084%, 1M TSFR + 12.000%, 07/29/23	423,546	405,545
Term Loan, 03/01/25 (d)	903,757	74,560

		632,705

Leisure Time—2.0%
Bombardier Recreational Products, Inc. Term Loan, 7.203%, 1M TSFR + 2.000%, 05/24/27	1,569,210	1,559,403
Carnival Corp. Incremental Term Loan B, 8.467%, 1M TSFR + 3.250%, 10/18/28	2,930,375	2,909,619
USD Term Loan B, 8.217%, 1M TSFR + 3.000%, 06/30/25	1,603,432	1,602,680

Leisure Time—(Continued)
City Football Group, Ltd. Term Loan, 8.273%, 3M LIBOR + 3.000%, 07/21/28	1,428,250	1,403,256
ClubCorp Holdings, Inc. Term Loan B, 8.288%, 3M LIBOR + 2.750%, 09/18/24	1,602,250	1,538,732
Fender Musical Instruments Corp. Term Loan B, 9.191%, 1M TSFR + 4.000%, 12/01/28	345,078	330,412
Hayward Industries, Inc. Term Loan, 7.967%, 1M TSFR + 2.750%, 05/30/28	1,527,112	1,511,841
MajorDrive Holdings IV LLC Term Loan B, 9.500%, 3M LIBOR + 4.000%, 06/01/28	1,109,962	1,087,416
SRAM LLC Term Loan B, 7.943%, 1M LIBOR + 2.750%, 05/18/28	199,091	197,722

		12,141,081

Lodging—0.7%
Fertitta Entertainment LLC Term Loan B, 9.103%, 1M TSFR + 4.000%, 01/27/29	1,935,526	1,915,263
Four Seasons Hotels, Ltd. 2022 Term Loan B, 8.453%, 1M TSFR + 3.250%, 11/30/29	831,456	834,574
Playa Resorts Holding B.V. 2022 Term Loan B, 9.341%, 1M TSFR + 4.250%, 01/05/29	1,393,000	1,392,379

		4,142,216

Machinery-Construction & Mining—0.7%
Brookfield WEC Holdings, Inc. Term Loan, 7.943%, 1M LIBOR + 2.750%, 08/01/25	3,922,339	3,917,437

Machinery-Diversified—1.7%
Ali Group North America Corp. Term Loan B, 7.084%, 1M TSFR + 2.000%, 07/30/29	1,452,833	1,452,607
Clark Equipment Co. Term Loan B, 7.842%, 3M TSFR + 2.500%, 04/20/29	814,688	815,960
CPM Holdings, Inc. 1st Lien Term Loan, 8.670%, 1M LIBOR + 3.500%, 11/17/25	1,748,222	1,748,222
DXP Enterprises, Inc. Term Loan, 10.444%, 3M LIBOR + 5.250%, 12/23/27	809,151	813,702
Engineered Machinery Holdings, Inc. USD Incremental Term Loan, 9.038%, 3M LIBOR + 3.500%, 05/19/28	2,197,911	2,161,278
SPX Flow, Inc. Term Loan, 9.703%, 1M TSFR + 4.500%, 04/05/29	1,263,549	1,245,648
Titan Acquisition, Ltd. Term Loan B, 8.731%, 6M LIBOR + 3.000%, 03/28/25	1,642,326	1,605,374

		9,842,791

Media—4.6%
Charter Communications Operating LLC Term Loan B2, 6.795%, 3M TSFR + 1.750%, 02/01/27	1,816,833	1,808,127
CSC Holdings LLC Term Loan B5, 7.693%, 1M LIBOR + 2.500%, 04/15/27	546,488	479,315
GEE Holdings 2 LLC 2nd Lien Takeback Term Loan, 13.790%, 3M LIBOR + 8.250%, 03/23/26 (b)	349,320	213,958
Exit Term Loan, 13.540%, 3M LIBOR + 8.000%, 03/24/25	158,328	155,161

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Gray Television, Inc. Term Loan D, 8.275%, 1M TSFR + 3.000%, 12/01/28	1,058,875	$1,038,227
Term Loan E, 7.775%, 1M TSFR + 2.500%, 01/02/26	552,268	543,639
Hubbard Radio LLC Term Loan B, 9.443%, 1M LIBOR + 4.250%, 03/28/25	426,362	381,061
iHeartCommunications, Inc. Incremental Term Loan, 8.469%, 1M TSFR + 3.230%, 05/01/26	334,350	291,219
Mission Broadcasting, Inc. Term Loan B, 7.670%, 1M LIBOR + 2.500%, 06/02/28	393,000	392,607
MJH Healthcare Holdings LLC Term Loan B, 8.703%, 1M TSFR + 3.500%, 01/28/29	296,250	293,473
Nexstar Broadcasting, Inc. Term Loan B4, 7.717%, 1M TSFR + 2.500%, 09/18/26	229,229	229,143
Recorded Books, Inc. Term Loan, 9.084%, 1M TSFR + 4.000%, 08/29/25	235,231	235,500
Sinclair Television Group, Inc. Term Loan B2B, 7.717%, 1M TSFR + 2.500%, 09/30/26	529,375	473,129
Term Loan B3, 8.200%, 1M LIBOR + 3.000%, 04/01/28	1,708,283	1,385,845
Telenet Financing USD LLC USD Term Loan AR, 7.193%, 1M LIBOR + 2.000%, 04/30/28	3,500,000	3,443,125
Univision Communications, Inc. First Lien Term Loan B, 8.443%, 1M LIBOR + 3.250%, 03/15/26	3,535,163	3,510,416
Term Loan C5, 7.943%, 1M LIBOR + 2.750%, 03/15/24	261,518	262,090
UPC Financing Partnership USD Term Loan AX, 8.118%, 1M LIBOR + 2.925%, 01/31/29	3,100,000	3,054,275
Virgin Media Bristol LLC Term Loan N, 7.693%, 1M LIBOR + 2.500%, 01/31/28	5,350,000	5,311,544
Term Loan Q, 8.443%, 1M LIBOR + 3.250%, 01/31/29	1,125,000	1,121,906
Ziggo Financing Partnership Term Loan I, 7.693%, 1M LIBOR + 2.500%, 04/30/28	2,975,000	2,935,953

		27,559,713

Metal Fabricate/Hardware—1.0%
Ameriforge Group, Inc. Exit Term Loan, 13.521%, 3M LIBOR + 8.000%, 02/01/26 (b) (f)	873,635	786,271
Term Loan, 18.146%, 1M LIBOR + 13.000%, 02/01/26 (f) (g)	110,753	99,678
Dynacast International LLC First Out Term Loan, 9.825%, 3M TSFR + 4.500%, 07/22/25	1,344,648	1,257,246
WireCo WorldGroup, Inc. Term Loan, 9.500%, 1M LIBOR + 4.250%, 11/13/28	512,569	511,608
Zekelman Industries, Inc. Term Loan, 7.197%, 1M LIBOR + 2.000%, 01/24/27	3,564,482	3,543,441

		6,198,244

Miscellaneous Manufacturing—1.6%
Delachaux Group S.A. USD Term Loan B2, 9.773%, 3M LIBOR + 4.500%, 04/16/26	330,000	325,050
Gates Global LLC Term Loan B3, 7.703%, 1M TSFR + 2.500%, 03/31/27	3,596,852	3,582,688
Gemini HDPE LLC Term Loan B, 8.307%, 3M LIBOR + 3.000%, 12/31/27	633,816	634,530

Miscellaneous Manufacturing—(Continued)
Groupe Solmax, Inc. Term Loan, 10.279%, 3M LIBOR + 4.750%, 05/29/28	1,054,053	998,056
LTI Holdings, Inc. 1st Lien Term Loan, 8.693%, 1M LIBOR + 3.500%, 09/06/25	692,027	666,076
Term Loan, 9.943%, 1M LIBOR + 4.750%, 07/24/26	1,174,277	1,137,091
Momentive Performance Materials, Inc. Term Loan, 9.603%, 1M TSFR + 4.500%, 03/29/28	2,072,813	2,041,720

		9,385,211

Oil & Gas—0.1%
QuarterNorth Energy Holding, Inc. Exit 2nd Lien Term Loan, 13.217%, 1M LIBOR + 8.000%, 08/27/26	360,142	359,692

Oil & Gas Services—0.0%
Lealand Finance Company B.V. Take Back Term Loan, 3.000%, 1M LIBOR + 3.000%, 06/30/25 (b)	288,698	189,578

Packaging & Containers—2.0%
Berlin Packaging LLC Term Loan B5, 8.930%, 1M LIBOR + 3.750%, 03/11/28	1,350,938	1,331,687
Charter NEX U.S., Inc. Term Loan, 8.967%, 1M TSFR + 3.750%, 12/01/27	2,006,212	1,990,956
Clydesdale Acquisition Holdings, Inc. Term Loan B, 9.378%, 1M TSFR + 4.175%, 04/13/29	2,598,750	2,562,768
LABL, Inc. USD 1st Lien Term Loan, 10.203%, 1M TSFR + 5.100%, 10/29/28	1,773,000	1,759,334
Pregis TopCo Corp. 1st Lien Term Loan, 8.967%, 1M TSFR + 3.750%, 07/31/26	554,875	553,025
Pretium PKG Holdings, Inc. 1st Lien Term Loan, 9.513%, 3M LIBOR + 4.000%, 10/02/28	664,875	498,989
Reynolds Group Holdings, Inc. Term Loan B, 8.467%, 1M TSFR + 3.250%, 09/24/28	1,056,188	1,053,745
Term Loan B2, 8.467%, 1M TSFR + 3.250%, 02/05/26	991,910	992,530
Trident TPI Holdings, Inc. Incremental Term Loan, 9.538%, 3M LIBOR + 4.000%, 09/15/28	335,632	331,077
USD Term Loan, 9.742%, 3M TSFR + 4.500%, 09/15/28	575,000	568,891

		11,643,002

Pharmaceuticals—3.5%
Akorn, Inc. Take Back Term Loan, 10/01/25 (d)	238,683	250,617
Alkermes, Inc. Term Loan B, 7.660%, 1M LIBOR + 2.500%, 03/12/26	338,613	332,687
Amneal Pharmaceuticals LLC Term Loan B, 8.584%, 1M TSFR + 3.500%, 05/04/25	1,484,657	1,434,087
Bausch Health Companies, Inc. Term Loan B, 10.426%, 3M TSFR + 5.250%, 02/01/27	2,146,880	1,625,725
Bayou Intermediate II LLC Term Loan B, 9.689%, 3M TSFR + 4.500%, 08/02/28	761,442	715,756
Covis Finco S.a.r.l. USD Term Loan B, 11.550%, 3M TSFR + 6500%, 02/18/27	767,428	575,571

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Gainwell Acquisition Corp. Term Loan B, 9.239%, 3M TSFR + 4.000%, 10/01/27	5,393,778	$5,312,871
Grifols Worldwide Operations USA, Inc. USD Term Loan B, 7.414%, 3M TSFR + 2.000%, 11/15/27	550,161	542,547
Horizon Therapeutics USA, Inc. Term Loan B, 7.089%, 1M TSFR + 2.000%, 05/22/26	988,299	988,299
Term Loan B2, 6.954%, 1M TSFR + 1.750%, 03/15/28	1,054,021	1,052,557
Jazz Financing Lux S.a.r.l. USD Term Loan, 8.864%, 1M LIBOR + 3.500%, 05/05/28	1,479,403	1,479,519
LSCS Holdings, Inc. 1st Lien Term Loan, 9.693%, 1M LIBOR + 4.500%, 12/16/28	812,625	795,357
Mallinckrodt International Finance S.A. USD Exit Term Loan, 10.646%, 1M LIBOR + 5.500%, 09/30/27	495,193	374,490
USD Term Loan, 10.396%, 1M LIBOR + 5.250%, 09/30/27	3,375,631	2,555,352
Option Care Health, Inc. Term Loan B, 7.967%, 1M TSFR + 2.750%, 10/27/28	443,250	443,084
Packaging Coordinators Midco, Inc. 1st Lien Term Loan, 8.739%, 3M TSFR + 3.500%, 11/30/27	1,345,536	1,329,558
Padagis LLC Term Loan B, 9.969%, 3M LIBOR + 4.750%, 07/06/28	1,166,176	1,106,410
PRA Health Sciences, Inc. Term Loan, 7.754%, 3M TSFR + 2.250%, 07/03/28	54,990	55,036

		20,969,523

Pipelines—0.8%
CQP Holdco L.P. Term Loan B, 9.288%, 3M LIBOR + 3.750%, 06/05/28	1,396,500	1,395,453
Freeport LNG Investments LLLP Term Loan B, 8.750%, 3M LIBOR + 3.500%, 12/21/28	759,518	746,463
ITT Holdings LLC Term Loan, 7.967%, 1M TSFR + 2.750%, 07/10/28	417,563	414,692
Oryx Midstream Services Permian Basin LLC Incremental Term Loan, 8.539%, 1M TSFR + 3.250%, 10/05/28	1,126,163	1,126,750
UGI Energy Services LLC Term Loan B, 8.453%, 1M TSFR + 3.250%, 02/22/30	1,344,829	1,336,903

		5,020,261

Real Estate—0.6%
Cushman & Wakefield U.S. Borrower LLC Term Loan, 8.453%, 1M TSFR + 3.250%, 01/31/30	1,264,351	1,228,001
Term Loan B, 7.943%, 1M LIBOR + 2.750%, 08/21/25	1,002,375	993,604
RE/MAX International, Inc. Term Loan B, 7.750%, 1M LIBOR + 2.500%, 07/21/28	1,666,000	1,611,855

		3,833,460

Retail—2.9%
Dave & Buster’s, Inc. Term Loan B, 10.103%, 1M TSFR + 5.000%, 06/29/29	494,188	494,668
David’s Bridal, Inc. New Money Term Loan, 12/31/24 (d) (e) (f)	310,543	0
Priority Term Loan, 06/23/24 (d) (e) (f)	256,137	0

Retail—(Continued)
Great Outdoors Group LLC Term Loan B1, 8.943%, 1M LIBOR + 3.750%, 03/06/28	2,462,206	2,446,818
Harbor Freight Tools USA, Inc. Term Loan B, 7.967%, 1M TSFR + 2.750%, 10/19/27	816,250	806,557
IRB Holding Corp. Term Loan B, 8.203%, 1M TSFR + 3.000%, 12/15/27	488,775	486,229
Les Schwab Tire Centers Term Loan B, 8.443%, 1M LIBOR + 3.250%, 11/02/27	3,827,076	3,811,129
LIDS Holdings, Inc. Term Loan, 10.868%, 3M TSFR + 5.500%, 12/14/26	467,188	439,156
Medical Solutions Holdings, Inc. 1st Lien Term Loan, 8.614%, 3M TSFR + 3.250%, 11/01/28	1,605,958	1,516,627
Park River Holdings, Inc. Term Loan, 8.522%, 6M LIBOR + 3.250%, 12/28/27	612,493	589,142
PetSmart, Inc. Term Loan B, 8.834%, 1M TSFR + 3.750%, 02/11/28	1,800,543	1,802,043
Phillips Feed Service, Inc. Term Loan, 12.150%, 1M LIBOR + 7.000%, 11/13/24 (e) (f)	11,288	9,030
Serta Simmons Bedding LLC 2023 New Term Loan, 12.692%, 3M TSFR + 7.500%, 08/10/23	1,340,146	1,353,547
SRS Distribution, Inc. Incremental Term Loan, 8.703%, 1M TSFR + 3.500%, 06/02/28	419,688	411,469
Term Loan B, 8.693%, 1M LIBOR + 3.500%, 06/02/28	1,031,625	1,011,637
White Cap Buyer LLC Term Loan B, 8.853%, 1M TSFR + 3.750%, 10/19/27	1,974,691	1,961,321

		17,139,373

Semiconductors—0.7%
Altar Bidco, Inc. Term Loan, 8.262%, 1M TSFR + 3.100%, 02/01/29	1,386,000	1,369,253
Bright Bidco B.V. 2022 Exit Term Loan, 5.676%, 3M TSFR + 1.000%, 10/31/27 (b)	364,193	195,070
MKS Instruments, Inc. USD Term Loan B, 7.939%, 1M TSFR + 2.750%, 08/17/29	1,391,944	1,391,944
Synaptics, Inc. Term Loan B, 7.742%, 3M TSFR + 2.250%, 12/02/28	442,125	438,441
Ultra Clean Holdings, Inc. Term Loan B, 8.943%, 1M LIBOR + 3.750%, 08/27/25	945,139	946,468

		4,341,176

Software—16.4%
Applied Systems, Inc. 2022 Extended 1st Lien Term Loan, 9.742%, 3M TSFR + 4.500%, 09/18/26	4,989,653	5,002,127
AppLovin Corp. Term Loan B, 8.453%, 1M TSFR + 3.350%, 08/15/25	2,192,731	2,195,198
Aptean, Inc. Term Loan, 9.453%, 1M TSFR + 4.250%, 04/23/26	3,702,966	3,642,793
AQA Acquisition Holding, Inc. 1st Lien Term Loan, 9.443%, 1M LIBOR + 4.250%, 03/03/28	784,000	773,220
Ascend Learning LLC Term Loan, 8.584%, 1M TSFR + 3.500%, 12/11/28	1,989,899	1,881,698

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Banff Merger Sub, Inc. 2021 USD Term Loan, 8.967%, 1M TSFR + 3.750%, 10/02/25	3,996,436	$3,968,605
Camelot U.S. Acquisition LLC Incremental Term Loan B, 8.217%, 1M TSFR + 3.000%, 10/30/26	865,659	865,118
Term Loan B, 8.217%, 1M TSFR + 3.000%, 10/30/26	846,518	845,989
CDK Global, Inc. USD Term Loan B, 9.492%, 3M TSFR + 4.250%, 07/06/29	2,985,000	2,979,911
CentralSquare Technologies LLC 1st Lien Term Loan, 9.142%, 3M LIBOR + 3.750%, 08/29/25	764,000	716,727
Ceridian HCM Holding, Inc. Term Loan B, 7.976%, 3M LIBOR + 2.500%, 04/30/25	2,801,855	2,803,956
Cloud Software Group, Inc. USD Term Loan, 9.842%, 3M TSFR + 4.500%, 03/30/29	997,500	935,467
Cloudera, Inc. 2nd Lien Term Loan, 11.203%, 1M TSFR + 6.000%, 10/08/29	850,000	773,500
Term Loan, 8.953%, 1M TSFR + 3.750%, 10/08/28	3,011,875	2,947,873
ConnectWise LLC Term Loan B, 8.693%, 1M LIBOR + 3.500%, 09/29/28	885,978	864,936
Constant Contact, Inc. Term Loan, 9.198%, 3M LIBOR + 4.000%, 02/10/28	1,771,624	1,694,483
Cornerstone OnDemand, Inc. Term Loan, 8.928%, 1M LIBOR + 3.750%, 10/16/28	2,053,540	1,907,225
E2open LLC Term Loan B, 9.029%, 3M LIBOR + 3.500%, 02/04/28	2,149,839	2,140,434
ECI Macola Max Holdings LLC Term Loan, 9.271%, 3M LIBOR + 3.750%, 11/09/27	1,268,725	1,261,059
EP Purchaser LLC Term Loan B, 9.004%, 3M TSFR + 3.500%, 11/06/28	444,375	437,154
Epicor Software Corp. Term Loan, 8.334%, 1M TSFR + 3.250%, 07/30/27	6,157,429	6,090,295
Finastra USA, Inc. 1st Lien Term Loan, 9.231%, 6M LIBOR + 3.500%, 06/13/24	3,269,652	3,148,828
Grab Holdings, Inc. Term Loan B, 9.700%, 1M LIBOR + 4.500%, 01/29/26	945,349	946,088
Greeneden U.S. Holdings II LLC USD Term Loan B4, 9.193%, 1M TSFR + 4.000%, 12/01/27	782,000	780,925
Hyland Software, Inc. 1st Lien Term Loan, 8.693%, 1M LIBOR + 3.500%, 07/01/24	5,657,717	5,612,337
Informatica LLC USD Term Loan B, 8.000%, 1M LIBOR + 2.750%, 10/27/28	2,913,125	2,914,340
Ivanti Software, Inc. Term Loan B, 9.420%, 1M LIBOR + 4.250%, 12/01/27	1,010,857	858,702
Marcel LUX IV S.a.r.l. USD Term Loan B, 9.165%, 1M TSFR + 4.000%, 12/31/27	94,905	94,787
USD Term Loan B1, 8.415%, 1M TSFR + 3.250%, 03/15/26	960,000	958,800
Maverick Bidco, Inc. Term Loan, 9.057%, 3M TSFR + 3.750%, 05/18/28	1,839,318	1,771,876
MedAssets Software Intermediate Holdings, Inc. Term Loan, 9.178%, 1M LIBOR + 4.000%, 12/18/28	1,209,688	1,038,315
Mediaocean LLC Term Loan, 8.703%, 1M TSFR + 3.500%, 12/15/28	691,250	656,976
Navicure, Inc. Term Loan B, 9.217%, 1M TSFR + 4.000%, 10/22/26	2,622,201	2,614,827

Software—(Continued)
Open Text Corp. 2022 Term Loan B, 8.584%, 1M TSFR + 3.500%, 01/31/30	2,412,875	2,420,630
Playtika Holding Corp. Term Loan, 7.943%, 1M LIBOR + 2.750%, 03/13/28	1,870,891	1,866,652
PointClickCare Technologies, Inc. Term Loan B, 8.192%, 3M LIBOR + 3.000%, 12/29/27	537,625	535,945
Project Ruby Ultimate Parent Corp. Term Loan, 8.467%, 1M TSFR + 3.250%, 03/10/28	1,050,813	1,027,076
Quartz Acquireco LLC Term Loan B, 04/14/30 (c)	825,000	826,031
Quest Software U.S. Holdings, Inc. Term Loan, 02/01/29 (c)	500,000	390,875
Rackspace Technology Global, Inc. Term Loan B, 7.996%, 1M TSFR + 2.750%, 02/15/28	2,825,123	1,312,976
Realpage, Inc. 1st Lien Term Loan, 8.193%, 1M LIBOR + 3.000%, 04/24/28	2,947,500	2,885,393
Renaissance Holding Corp. 1st Lien Term Loan, 9.834%, 1M TSFR + 4.750%, 04/05/30	1,000,000	989,375
SkillSoft Corp. Term Loan, 10.511%, 1M TSFR + 5.250%, 07/14/28	632,140	557,073
Skopima Merger Sub, Inc. Term Loan B, 9.193%, 1M LIBOR + 4.000%, 05/12/28	951,983	927,673
SolarWinds Holdings, Inc. 2022 Term Loan B, 8.853%, 1M TSFR + 3.750%, 02/05/27	1,745,625	1,748,135
Sophia L.P. Incremental Term Loan B, 9.353%, 1M TSFR + 4.250%, 10/07/27	497,487	494,378
Term Loan B, 9.038%, 3M LIBOR + 3.500%, 10/07/27	3,337,553	3,307,515
Symplr Software, Inc. Term Loan, 9.645%, 3M TSFR + 4.500%, 12/22/27	1,353,876	1,223,001
Turing Midco LLC 2021 Term Loan B, 7.693%, 1M LIBOR + 2.500%, 03/24/28	167,224	166,450
Ultimate Software Group, Inc. (The) Term Loan, 8.271%, 3M TSFR + 3.250%, 05/04/26	4,976,536	4,890,612
Term Loan B, 8.895%, 3M TSFR + 3.750%, 05/04/26	1,419,688	1,402,264
Veritas U.S., Inc. USD Term Loan B, 10.217%, 1M LIBOR + 5.000%, 09/01/25	2,819,950	2,313,064
VS Buyer LLC Term Loan B, 8.524%, 1M TSFR + 3.250%, 02/28/27	2,258,576	2,236,932

		97,646,619

Telecommunications—2.2%
Altice France S.A. USD Term Loan B14, 10.486%, 3M TSFR + 5.500%, 08/15/28	1,431,713	1,280,936
CenturyLink, Inc. Term Loan B, 7.467%, 1M TSFR + 2.250%, 03/15/27	1,041,208	804,593
Ciena Corp. Term Loan B, 7.591%, 1M TSFR + 2.500%, 01/18/30	698,250	699,647
CommScope, Inc. Term Loan B, 8.443%, 1M LIBOR + 3.250%, 04/06/26	1,491,875	1,434,065
Cyxtera DC Holdings, Inc. DIP Term Loan, 13.793%, 3M TSFR + 8.500%, 12/07/23	397,603	395,615
Term Loan B, 8.068%, 3M TSFR + 3.000%, 05/01/24	1,437,313	727,639
Delta TopCo, Inc. Term Loan B, 9.069%, 6M TSFR + 3.750%, 12/01/27	3,770,368	3,652,544

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Digicel International Finance, Ltd. Exit Term Loan B, 8.981%, 6M LIBOR + 3.250%, 05/28/24	1,437,333	$1,324,742
GoTo Group, Inc. Term Loan B, 9.928%, 1M LIBOR + 4.750%, 08/31/27	2,712,993	1,704,663
Level 3 Financing, Inc. Term Loan B, 6.967%, 1M TSFR + 1.750%, 03/01/27	1,333,212	1,231,832

		13,256,276

Transportation—0.6%
First Student Bidco, Inc. Incremental Term Loan B, 07/21/28 (c)	934,913	917,851
Incremental Term Loan C, 07/21/28 (c)	65,087	63,899
Kenan Advantage Group, Inc. (The) Term Loan B1, 9.477%, 3M TSFR + 3.750%, 03/24/26	2,266,875	2,261,561
N-Able International Holdings II LLC Term Loan B, 8.476%, 3M LIBOR + 3.000%, 07/19/28	442,125	441,020

		3,684,331

Total Floating Rate Loans (Cost $573,516,283)		552,470,962

Corporate Bonds & Notes—2.8%

Aerospace/Defense—0.1%
TransDigm, Inc. 6.250%, 03/15/26 (144A)	1,000,000	995,113

Airlines—0.6%
American Airlines, Inc. / AAdvantage Loyalty IP, Ltd. 5.500%, 04/20/26 (144A)	2,000,000	1,981,380
5.750%, 04/20/29 (144A)	1,500,000	1,456,468

		3,437,848

Auto Parts & Equipment—0.2%
Clarios Global L.P. 6.750%, 05/15/25 (144A)	225,000	225,137
Clarios Global L.P. / Clarios U.S. Finance Co. 6.250%, 05/15/26 (144A)	1,215,000	1,207,176

		1,432,313

Commercial Services—0.1%
Garda World Security Corp. 4.625%, 02/15/27 (144A)	850,000	777,751

Distribution/Wholesale—0.0%
American Builders & Contractors Supply Co., Inc. 4.000%, 01/15/28 (144A)	275,000	250,623

Diversified Financial Services—0.1%
AG Issuer LLC 6.250%, 03/01/28 (144A)	425,000	404,709

Electric—0.2%
Calpine Corp. 4.500%, 02/15/28 (144A)	300,000	271,600
5.250%, 06/01/26 (144A)	988,000	954,111

		1,225,711

Entertainment—0.1%
SeaWorld Parks and Entertainment, Inc. 8.750%, 05/01/25 (144A)	250,000	253,125
Six Flags Theme Parks, Inc. 7.000%, 07/01/25 (144A)	126,000	126,630

		379,755

Environmental Control—0.1%
GFL Environmental, Inc. 4.250%, 06/01/25 (144A)	625,000	603,129

Machinery-Diversified—0.1%
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	500,000	461,936

Media—0.2%
iHeartCommunications, Inc. 4.750%, 01/15/28 (144A)	250,000	188,472
5.250%, 08/15/27 (144A)	200,000	152,940
6.375%, 05/01/26	105,163	88,258
8.375%, 05/01/27	190,609	126,980
Virgin Media Secured Finance plc 4.500%, 08/15/30 (144A)	800,000	670,656

		1,227,306

Oil & Gas—0.2%
CITGO Petroleum Corp. 7.000%, 06/15/25 (144A)	1,275,000	1,251,094

Real Estate—0.1%
Cushman and Wakefield U.S. Borrower LLC 6.750%, 05/15/28 (144A)	375,000	339,375

Software—0.1%
Boxer Parent Co., Inc. 7.125%, 10/02/25 (144A)	500,000	500,442

Telecommunications—0.6%
Altice France S.A. 5.500%, 01/15/28 (144A)	475,000	358,676
CommScope, Inc. 6.000%, 03/01/26 (144A)	2,000,000	1,863,947
Level 3 Financing, Inc. 3.875%, 11/15/29 (144A)	1,500,000	1,193,574

		3,416,197

Total Corporate Bonds & Notes (Cost $17,633,050)		16,703,302

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—0.5%

Security Description	Shares*	Value

Commercial Services—0.1%
IAP Worldwide Services LLC (e) (f) (h) (i)	44	$191,416
Monitronics International, Inc. (i)	16,872	242,987

		434,403

Electric Utilities—0.1%
Longview Intermediate Holdings Co. LLC (f) (h) (i)	39,089	276,359

Entertainment—0.0%
Cineworld Group plc (h) (i)	121,458	4,242

Energy Equipment & Services—0.0%
McDermott International, Inc. (h) (i)	117,431	21,138

Health Care Equipment & Supplies—0.0%
Akorn Holding Co. LLC (e) (f ) (h) (i)	56,220	0

Household Products—0.2%
LG Parent Holding Co. (h) (i)	9,472	64,646
Serta Simmons Bedding, Inc. (h) (i)	90,899	1,431,659

		1,496,305

Investment Company Securities—0.0%
Aegletes B.V. (h) (i)	11,991	21,784

Media—0.0%
Global Eagle Entertainment (e) (f) (h) (i)	17,940	0

Metals & Mining—0.1%
AFG Holdings, Inc. (e) (f) (h) (i)	24,746	70,031
American Consolidated Natural Resources, Inc. (h) (i)	3,147	267,495

		337,526

Pharmaceuticals—0.0%
Covis Midco 1 S.a.r.l. - Class A (f) (h) (i)	619	315
Covis Midco 1 S.a.r.l. - Class B (f) (h) (i)	619	316
Covis Midco 1 S.a.r.l. - Class C (f) (h) (i)	619	316
Covis Midco 1 S.a.r.l. - Class D (f) (h) (i)	619	316
Covis Midco 1 S.a.r.l. - Class E (f) (h) (i)	619	316

		1,579

Professional Services—0.0%
Skillsoft Corp. (h) (i)	66,881	82,933

Specialty Retail—0.0%
David’s Bridal LLC (e) (f) (h) (i)	18,015	0
Phillips Feed Service, Inc. (e) (f) (h) (i)	62	4,067

		4,067

Total Common Stocks (Cost $5,892,262)		2,680,336

Preferred Stocks—0.1%
Security Description	Shares/ Principal Amount*	Value

Metals & Mining—0.1%
American Consolidated Natural Resources, Inc. (h) (i)	1,486	765,290

Specialty Retail—0.0%
David’s Bridal LLC Series A, (e) (f) (h) (i)	501	0
Series B, (e) (f) (h) (i)	2,042	0
DBI Investors, Inc. - Series a-1 (f) (h) (i)	852	0

		0

Total Preferred Stocks (Cost $165,320)		765,290

Warrants—0.0%

Specialty Retail—0.0%
David’s Bridal LLC Expires 11/26/22 (e) (f) (h) (i)	3,478	0

Total Warrants (Cost $0)		0

Short-Term Investment—3.6%

Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $21,246,532; collateralized by U.S. Treasury Notes with rates ranging from 0.750% - 4.625%, maturity dates ranging from 03/15/26 - 03/31/26, and an aggregate market value of $21,667,367.	21,242,460	21,242,460

Total Short-Term Investments (Cost $21,242,460)		21,242,460

Total Investments—99.6% (Cost $618,449,375)		593,862,350
Unfunded Loan Commitments—(0.0)% (Cost $(10,114))		(10,114)
Net Investments—99.6% (Cost $618,439,261)		593,852,236
Other assets and liabilities (net)—0.4%		2,679,160

Net Assets—100.0%		$596,531,396

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	This loan will settle after June 30, 2023, at which time the interest rate will be determined.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent 0.3% of net assets.
(g)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(h)	Non-income producing security.
(i)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $16,488,064, which is 2.8% of net assets.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(TSFR)—	Term Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Aerospace/Defense	$—	$11,404,731	$—	$11,404,731
Agriculture	—	502,904	—	502,904
Airlines	—	1,627,705	—	1,627,705
Apparel	—	1,503,731	—	1,503,731
Auto Parts & Equipment	—	8,484,323	—	8,484,323
Banks	—	1,948,130	—	1,948,130
Beverages	—	3,327,390	—	3,327,390
Building Materials	—	15,384,957	—	15,384,957
Chemicals	—	25,549,602	—	25,549,602
Coal	—	603,730	—	603,730
Commercial Services	—	52,402,591	—	52,402,591
Computers	—	18,239,120	—	18,239,120
Cosmetics/Personal Care	—	4,710,230	—	4,710,230
Distribution/Wholesale	—	4,060,158	—	4,060,158
Diversified Financial Services	—	26,939,330	—	26,939,330
Electric	—	1,984,808	—	1,984,808
Electrical Components & Equipment	—	1,837,655	—	1,837,655
Electronics	—	2,825,102	—	2,825,102

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Engineering & Construction	$—	$3,508,815	$—	$3,508,815
Entertainment	—	14,605,745	—	14,605,745
Environmental Control	—	10,276,882	—	10,276,882
Food	—	7,076,007	—	7,076,007
Food Service	—	1,462,773	—	1,462,773
Forest Products & Paper	—	1,068,221	—	1,068,221
Hand/Machine Tools	—	2,555,983	—	2,555,983
Healthcare-Products	—	3,659,423	—	3,659,423
Healthcare-Services	—	17,622,097	—	17,622,097
Holding Companies-Diversified	—	1,687,434	—	1,687,434
Home Furnishings	—	4,402,029	—	4,402,029
Household Durables	—	—	510,830	510,830
Household Products/Wares	—	2,043,664	—	2,043,664
Housewares	—	1,803,868	—	1,803,868
Insurance	—	22,848,451	—	22,848,451
Internet	—	19,477,154	—	19,477,154
Investment Companies	—	2,622,700	—	2,622,700
Iron/Steel	—	632,705	—	632,705
Leisure Time	—	12,141,081	—	12,141,081
Lodging	—	4,142,216	—	4,142,216
Machinery-Construction & Mining	—	3,917,437	—	3,917,437
Machinery-Diversified	—	9,842,791	—	9,842,791
Media	—	27,559,713	—	27,559,713
Metal Fabricate/Hardware (Less Unfunded Loan Commitments of $10,114)	—	6,188,130	—	6,188,130
Miscellaneous Manufacturing	—	9,385,211	—	9,385,211
Oil & Gas	—	359,692	—	359,692
Oil & Gas Services	—	189,578	—	189,578
Packaging & Containers	—	11,643,002	—	11,643,002
Pharmaceuticals	—	20,969,523	—	20,969,523
Pipelines	—	5,020,261	—	5,020,261
Real Estate	—	3,833,460	—	3,833,460
Retail	—	17,130,343	9,030	17,139,373
Semiconductors	—	4,341,176	—	4,341,176
Software	—	97,646,619	—	97,646,619
Telecommunications	—	13,256,276	—	13,256,276
Transportation	—	3,684,331	—	3,684,331
Total Floating Rate Loans (Less Unfunded Loan Commitments of $10,114)	—	551,940,988	519,860	552,460,848
Total Corporate Bonds & Notes*	—	16,703,302	—	16,703,302
Common Stocks
Commercial Services	242,987	—	191,416	434,403
Electric Utilities	—	276,359	—	276,359
Energy Equipment & Services	21,138	—	—	21,138
Entertainment	—	4,242	—	4,242
Health Care Equipment & Supplies	—	—	0	0
Household Products	1,431,659	64,646	—	1,496,305
Investment Companies	—	1,579	—	1,579
Investment Company Securities	—	21,784	—	21,784
Media	—	—	0	0
Metals & Mining	—	267,495	70,031	337,526
Professional Services	82,933	—	—	82,933
Specialty Retail	—	—	4,067	4,067
Total Common Stocks	1,778,717	636,105	265,514	2,680,336
Preferred Stocks
Metals & Mining	—	765,290	—	765,290
Specialty Retail	—	—	0	0
Total Preferred Stocks	—	765,290	0	765,290

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Warrants
Specialty Retail	$—	$—	$0	$0
Total Warrants	—	—	0	0
Total Short-Term Investment*	—	21,242,460	—	21,242,460
Total Net Investments	$1,778,717	$591,288,145	$785,374	$593,852,236

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

During the period ended June 30, 2023, transfers into Level 3 in the amount of $921,686 were due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.

During the period ended June 30, 2023, a transfer out of Level 3 in the amount of $120,105 was due to the initiation of a vendor providing prices based on market indications which have been determined to be a significant observable input.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$593,852,236
Cash	7,405,006
Receivable for:
Investments sold	4,323,156
Fund shares sold	60,629
Interest	2,732,655
Prepaid expenses	4,864
Other assets	132,964

Total Assets	608,511,510
Liabilities
Payables for:
Investments purchased	11,214,706
Fund shares redeemed	34,074
Accrued Expenses:
Management fees	292,578
Distribution and service fees	30,056
Deferred trustees’ fees	157,508
Other expenses	251,192

Total Liabilities	11,980,114

Net Assets	$596,531,396

Net Assets Consist of:
Paid in surplus	$646,384,879
Distributable earnings (Accumulated losses)	(49,853,483)

Net Assets	$596,531,396

Net Assets
Class A	$448,295,783
Class B	148,235,613
Capital Shares Outstanding*
Class A	47,473,437
Class B	15,820,923
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.44
Class B	9.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $618,439,261.
(b)	Investments at value is net of unfunded loan commitments of $10,114.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends	$231,955
Interest	27,355,658

Total investment income	27,587,613
Expenses
Management fees	1,859,417
Administration fees	22,926
Custodian and accounting fees	148,712
Distribution and service fees—Class B	181,735
Audit and tax services	61,433
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	10,826
Insurance	3,005
Miscellaneous	7,669

Total expenses	2,335,005
Less management fee waiver	(11,978)

Net expenses	2,323,027

Net Investment Income	25,264,586

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(9,348,499)
Net change in unrealized appreciation on investments	18,347,026

Net realized and unrealized gain (loss)	8,998,527

Net Increase (Decrease) in Net Assets From Operations	$34,263,113

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$25,264,586	$33,708,918
Net realized gain (loss)	(9,348,499)	(8,784,788)
Net change in unrealized appreciation (depreciation)	18,347,026	(36,615,016)

Increase (decrease) in net assets from operations	34,263,113	(11,690,886)

From Distributions to Shareholders
Class A	(25,568,368)	(19,869,217)
Class B	(8,091,148)	(5,187,338)

Total distributions	(33,659,516)	(25,056,555)

Increase (decrease) in net assets from capital share transactions	(26,304,250)	(140,409,916)

Total increase (decrease) in net assets	(25,700,653)	(177,157,357)

Net Assets
Beginning of period	622,232,049	799,389,406

End of period	$596,531,396	$622,232,049

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	169,965	$1,646,008	155,740	$1,523,609
Reinvestments	2,728,748	25,568,368	2,134,180	19,869,217
Redemptions	(5,951,300)	(58,150,893)	(17,348,133)	(168,084,217)

Net increase (decrease)	(3,052,587)	$(30,936,517)	(15,058,213)	$(146,691,391)

Class B
Sales	777,104	$7,454,593	3,417,527	$32,877,844
Reinvestments	870,016	8,091,148	561,400	5,187,338
Redemptions	(1,132,938)	(10,913,474)	(3,346,608)	(31,783,707)

Net increase (decrease)	514,182	$4,632,267	632,319	$6,281,475

Increase (decrease) derived from capital shares transactions		$(26,304,250)		$(140,409,916)

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.47		$9.98		$9.94	$10.23	$10.00	$10.34

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.40		0.47		0.32	0.35	0.48	0.46
Net realized and unrealized gain (loss)	0.14		(0.62)		0.05	(0.14)	0.24	(0.39)

Total income (loss) from investment operations	0.54		(0.15)		0.37	0.21	0.72	0.07

Less Distributions
Distributions from net investment income	(0.57)		(0.36)		(0.33)	(0.50)	(0.49)	(0.41)

Total distributions	(0.57)		(0.36)		(0.33)	(0.50)	(0.49)	(0.41)

Net Asset Value, End of Period	$9.44		$9.47		$9.98	$9.94	$10.23	$10.00

Total Return (%) (b)	5.72	(c)(d)	(1.46	)(d)	3.80 (d)	2.33	7.32	0.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	(e)	0.69		0.69	0.69	0.69	0.68
Net ratio of expenses to average net assets (%) (f)	0.70	(e)	0.68		0.68	0.69	0.69	0.68
Ratio of net investment income (loss) to average net assets (%)	8.26	(e)	4.88		3.18	3.55	4.73	4.45
Portfolio turnover rate (%)	13	(c)	7		34	26	27	25
Net assets, end of period (in millions)	$448.3		$478.5		$654.2	$636.7	$653.1	$639.3

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.39		$9.89		$9.86	$10.15	$9.93	$10.27

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.38		0.45		0.29	0.32	0.45	0.43
Net realized and unrealized gain (loss)	0.14		(0.61)		0.05	(0.14)	0.24	(0.39)

Total income (loss) from investment operations	0.52		(0.16)		0.34	0.18	0.69	0.04

Less Distributions
Distributions from net investment income	(0.54)		(0.34)		(0.31)	(0.47)	(0.47)	(0.38)

Total distributions	(0.54)		(0.34)		(0.31)	(0.47)	(0.47)	(0.38)

Net Asset Value, End of Period	$9.37		$9.39		$9.89	$9.86	$10.15	$9.93

Total Return (%) (b)	5.60	(c)	(1.60)		3.50	2.06	7.03	0.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(e)	0.94		0.94	0.94	0.94	0.93
Net ratio of expenses to average net assets (%) (f)	0.95	(e)	0.93		0.93	0.94	0.94	0.93
Ratio of net investment income (loss) to average net assets (%)	8.03	(e)	4.77		2.93	3.31	4.48	4.23
Portfolio turnover rate (%)	13	(c)	7		34	26	27	25
Net assets, end of period (in millions)	$148.2		$143.7		$145.2	$123.8	$129.8	$118.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2023, the Portfolio had open unfunded loan commitments of $10,114. At June 30, 2023, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had investments in repurchase agreements with a gross value of $21,242,460, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$75,740,579	$0	$89,843,122

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$1,859,417	0.625%	First $	100 million
	0.600%	Over $	100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.020%	On amounts over $	500 million

An identical agreement was in effect for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$618,445,479

Gross unrealized appreciation	3,251,817
Gross unrealized (depreciation)	(27,868,115)

Net unrealized appreciation (depreciation)	$(24,616,298)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$25,056,555	$26,048,135	$—	$—	$25,056,555	$26,048,135

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$33,512,081	$—	$(43,155,326)	$(40,658,080)	$(50,301,325)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $1,695,038 and accumulated long-term capital losses of $38,963,042.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Brighthouse/Franklin Low Duration Total Return Portfolio returned 1.87% and 1.85%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index¹, returned 1.13%.

MARKET ENVIRONMENT / CONDITIONS

Inflation levels and central bank action remained the focus of financial markets in the first half of 2023. Global economic growth was more resilient than initially expected and equity and fixed income spread markets posted strong returns.

During the first six months of the year, the U.S. Federal Reserve (the “Fed”) raised the fed funds target rate but reduced the magnitude of hikes to 25 basis points at the February, March, and May meetings. At the June meeting, the central bank paused for the first time in its 15-month long interest rate hiking campaign. While the pause was largely expected, the Fed’s Summary of Economic Projections published after the June meeting signaled the potential for further interest rate increases. At the press conference following the meeting, Chair Jerome Powell noted that risks to inflation remained skewed to the upside.

During the reporting period, headline inflation measures moved significantly lower with the Consumer Price Index (the “CPI”) falling from 6.5% at the end of last year to 4.0% year-over-year due to advantageous base effects and falling energy costs. However, Core CPI, which excludes the volatile food and energy sectors, only saw a 0.4% decline over the same period ending May at 5.3%. Shelter costs continued to be the main driver of Core CPI. The Core Personal Consumption Expenditures Price Index, a preferred inflation measure of the Fed, was unchanged during the same period, showing that inflation, particularly service inflation, remained “sticky” and an ongoing problem for the Fed.

Short and intermediate U.S. Treasury yields shifted much higher during the period and the yield curve’s inversion increased. The 2-year yield rose to 4.90% and the 10-year yield declined to 3.84% by the end of June.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index, during the period. Against a backdrop of generally tighter spreads, the Portfolio’s corporate credit exposure and security selection was a major contributor to relative performance, especially in High Yield (“HY”) corporate bonds, senior secured floating-rate Bank Loans and Collateralized Loan Obligations (“CLOs”). Allocation to Investment Grade (“IG”) corporate bonds also benefited results.

In securitized bond sectors, the Portfolio’s allocation to Residential Mortgage-Backed Securities (“RMBS”) was a strong contributor to performance. Security selection in Commercial Mortgage-Backed Securities (“CMBS”) also benefited results. Exposure to agency Mortgage-Backed Securities (“MBS”) had a largely neutral effect on returns. The Portfolio’s exposure to sovereign Emerging Market debt and taxable municipal bonds also contributed to relative results.

Lastly, the Portfolio’s duration positioning also contributed strongly to performance, mainly from underweight duration exposure in the 6-month, 2-year and 5-year portions of the yield curve.

Several positioning changes were made to the Portfolio during the period. In corporate credit exposure, the allocation to IG corporate bonds was increased. Conversely, out-of-benchmark exposure to senior secured floating-rate Bank Loans, CLOs and HY corporate bonds were reduced. Within securitized sectors, CMBS and RMBS exposure was reduced, whereas the MBS allocation was largely unchanged.

During the reporting period, the Portfolio employed derivatives as a tool in seeking efficient management of certain risks. Derivatives were utilized to manage portfolio duration, credit risk and currency exposures.

Sonal Desai

Kent Burns

Tina Chou

Patrick Klein

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Government/Credit 1-3 Year Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Franklin Low Duration Total Return Portfolio
Class A	1.87	2.46	1.08	1.29
Class B	1.85	2.21	0.85	1.04
Bloomberg U.S. Government/Credit 1-3 Year Bond Index	1.13	0.52	1.13	0.99

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Sectors

% of Net Assets
U.S. Treasury	40.6
Corporate Bonds & Notes	33.0
Asset-Backed Securities	9.6
Non-Agency Mortgage-Backed Securities	4.9
Agency Mortgage-Backed Securities	3.0
Floating Rate Loans	2.9
Municipals	2.2
Foreign Government	0.8
Common Stocks	0.2

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023

Class A (a)	Actual	0.48%	$1,000.00	$1,018.70	$2.40
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B (a)	Actual	0.73%	$1,000.00	$1,018.50	$3.65
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—43.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—3.0%
Fannie Mae 15 Yr. Pool
4.500%, 09/01/24	26,295	$25,948
4.500%, 03/01/25	108,099	106,708
Fannie Mae ARM Pool
3.549%, 1Y H15 + 2.270%, 08/01/30 (a)	8,627	8,236
3.582%, 1Y H15 + 2.163%, 03/01/30 (a)	168	162
3.625%, 12M LIBOR + 1.375%, 07/01/33 (a)	10,551	10,293
3.665%, 6M LIBOR + 1.415%, 06/01/32 (a)	6,631	6,470
3.709%, 6M LIBOR + 1.399%, 03/01/35 (a)	9,489	9,350
3.752%, 12M LIBOR + 1.502%, 07/01/33 (a)	24,120	23,687
3.795%, 12M LIBOR + 1.420%, 03/01/36 (a)	4,275	4,173
3.800%, 1Y H15 + 1.675%, 11/01/32 (a)	7,180	6,980
3.800%, 12M LIBOR + 1.550%, 02/01/44 (a)	25,495	24,943
3.821%, 12M LIBOR + 1.571%, 11/01/36 (a)	205	201
3.845%, 6M LIBOR + 0.845%, 11/01/33 (a)	372	364
3.859%, 6M LIBOR + 1.413%, 11/01/34 (a)	2,683	2,622
3.890%, 12M LIBOR + 1.615%, 01/01/36 (a)	18,102	17,770
3.895%, 12M LIBOR + 1.645%, 09/01/39 (a)	1,587	1,553
3.901%, 12M LIBOR + 1.651%, 10/01/33 (a)	14,167	13,839
3.905%, 12M LIBOR + 1.655%, 08/01/34 (a)	775	757
3.942%, 12M LIBOR + 1.692%, 08/01/37 (a)	2,981	2,957
3.959%, 1Y H15 + 1.922%, 08/01/29 (a)	322	317
3.960%, 12M LIBOR + 1.585%, 02/01/36 (a)	9,206	8,997
3.973%, 12M LIBOR + 1.723%, 10/01/36 (a)	964	952
3.996%, 6M LIBOR + 1.570%, 11/01/35 (a)	24,899	24,867
4.028%, 12M LIBOR + 1.778%, 12/01/35 (a)	100,635	98,528
4.030%, 12M LIBOR + 1.530%, 02/01/33 (a)	25,495	24,948
4.034%, 12M LIBOR + 1.690%, 11/01/35 (a)	5,093	4,984
4.038%, 6M LIBOR + 1.538%, 09/01/35 (a)	4,203	4,108
4.094%, 12M LIBOR + 1.844%, 09/01/37 (a)	639	629
4.123%, 1Y H15 + 1.998%, 10/01/32 (a)	8,682	8,504
4.149%, 1Y H15 + 2.149%, 08/01/33 (a)	35,545	35,149
4.161%, 1Y H15 + 2.223%, 07/01/35 (a)	5,789	5,796
4.175%, 1Y H15 + 2.089%, 07/01/33 (a)	13,649	13,455
4.211%, 12M LIBOR + 1.836%, 03/01/36 (a)	13,434	13,118
4.217%, 6M LIBOR + 1.635%, 03/01/37 (a)	1,394	1,399
4.245%, 12M LIBOR + 1.683%, 11/01/36 (a)	527,437	523,057
4.274%, 12M LIBOR + 1.711%, 09/01/35 (a)	693,437	698,576
4.277%, 1Y H15 + 2.152%, 12/01/33 (a)	33,663	32,850
4.289%, 1Y H15 + 2.164%, 07/01/33 (a)	17,270	16,438
4.290%, 1Y H15 + 2.290%, 08/01/32 (a)	3,701	3,647
4.314%, 1Y H15 + 2.244%, 03/01/38 (a)	4,045	3,996
4.323%, 12M LIBOR + 1.815%, 03/01/36 (a)	8,664	8,477
4.344%, 1Y H15 + 1.882%, 02/01/25 (a)	6,019	5,971
4.367%, 1Y H15 + 2.010%, 06/01/25 (a)	2,879	2,859
4.385%, 1Y H15 + 2.289%, 04/01/27 (a)	35	35
4.386%, 12M LIBOR + 1.580%, 03/01/33 (a)	11,687	11,441
4.395%, 1Y H15 + 2.270%, 01/01/29 (a)	1,534	1,458
4.395%, 1Y H15 + 2.270%, 01/01/32 (a)	4,662	4,523
4.402%, 1Y H15 + 2.201%, 09/01/33 (a)	1,444	1,414
4.403%, 1Y H15 + 2.231%, 09/01/36 (a)	253	247
4.410%, 1Y H15 + 2.285%, 02/01/35 (a)	25,973	25,270
4.434%, 1Y H15 + 2.178%, 11/01/35 (a)	698,755	706,143
4.481%, 6M LIBOR + 2.106%, 09/01/33 (a)	17,907	17,451
4.494%, 1Y H15 + 2.274%, 01/01/32 (a)	522	518
4.525%, 6M LIBOR + 2.275%, 08/01/32 (a)	19,355	18,864

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool
4.525%, 1Y H15 + 2.275%, 06/01/35 (a)	34,801	33,767
4.540%, 6M LIBOR + 1.415%, 12/01/32 (a)	37,637	36,648
4.560%, 12M LIBOR + 1.810%, 04/01/40 (a)	616	603
4.599%, 1Y H15 + 2.507%, 07/01/28 (a)	737	723
4.658%, 1Y H15 + 2.426%, 04/01/36 (a)	1,463	1,423
4.661%, 6M LIBOR + 1.788%, 06/01/28 (a)	752	738
4.864%, 12M LIBOR + 1.905%, 11/01/35 (a)	225,312	228,104
4.906%, 1Y H15 + 2.360%, 11/01/34 (a)	753,985	768,578
5.000%, 6M LIBOR + 2.250%, 10/01/33 (a)	15,322	14,979
5.125%, 12M LIBOR + 1.750%, 04/01/34 (a)	13,835	13,458
5.185%, 12M LIBOR + 1.810%, 04/01/35 (a)	146,414	142,645
5.389%, 1Y H15 + 2.466%, 09/01/33 (a)	391	384
5.583%, 12M LIBOR + 1.833%, 08/01/32 (a)	28,230	27,647
5.641%, 12M LIBOR + 1.637%, 05/01/33 (a)	5,665	5,535
5.768%, 6M LIBOR + 1.585%, 03/01/36 (a)	44,905	45,420
5.825%, 6M LIBOR + 1.430%, 02/01/36 (a)	17,049	17,156
6.009%, 6M LIBOR + 1.570%, 12/01/34 (a)	15,974	16,128
6.120%, 6M LIBOR + 1.620%, 11/01/32 (a)	2,989	2,970
6.214%, 6M LIBOR + 1.238%, 11/01/33 (a)	1,198	1,196
6.246%, 6M LIBOR + 1.687%, 04/01/36 (a)	12,663	12,782
6.385%, 6M LIBOR + 1.157%, 03/01/28 (a)	1,384	1,379
Fannie Mae Connecticut Avenue Securities (CMO)
8.050%, 1M LIBOR + 2.900%, 07/25/24 (a)	522,378	527,601
9.150%, 1M LIBOR + 4.000%, 05/25/25 (a)	822,004	847,158
9.450%, 1M LIBOR + 4.300%, 02/25/25 (a)	740,134	765,179
10.150%, 1M LIBOR + 5.000%, 11/25/24 (a)	44,887	45,196
10.150%, 1M LIBOR + 5.000%, 07/25/25 (a)	730,633	766,841
10.400%, 1M LIBOR + 5.250%, 10/25/23 (a)	960,277	971,080
12.100%, 1M LIBOR + 6.950%, 08/25/28 (a)	800,222	844,327
Freddie Mac 15 Yr.Pool
3.000%, 10/01/37	3,538,652	3,301,920
3.500%, 10/01/37	3,756,585	3,571,936
Freddie Mac STACR REMIC Trust (CMO) 7.067%, SOFR30A + 2.000%, 04/25/42 (144A) (a)	1,241,508	1,244,996
8.900%, 1M LIBOR + 3.750%, 09/25/24 (a)	1,786,167	1,828,589
9.150%, 1M LIBOR + 4.000%, 08/25/24 (a)	54,403	55,015
9.700%, 1M LIBOR + 4.550%, 10/25/24 (a)	757,806	772,962
9.800%, 1M LIBOR + 4.650%, 10/25/28 (a)	1,506,410	1,577,965
10.300%, 1M LIBOR + 5.150%, 11/25/28 (a)	1,073,161	1,144,119

		22,233,146

U.S. Treasury—40.6%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/26 (b)	8,211,647	7,699,462
U.S. Treasury Notes
0.250%, 05/31/25	40,000,000	36,604,688
0.375%, 08/15/24	14,500,000	13,718,359
0.375%, 04/30/25	13,000,000	11,961,016
0.750%, 08/31/26	11,400,000	10,167,375
1.000%, 12/15/24 (c)	34,000,000	31,998,516
1.250%, 12/31/26	14,500,000	13,050,000
1.375%, 08/31/26	13,000,000	11,828,984
1.500%, 02/15/25	39,000,000	36,809,297
1.625%, 02/15/26	22,000,000	20,387,812

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.500%, 08/15/23	10,000,000	$9,966,946
2.625%, 04/15/25	34,000,000	32,613,437
2.875%, 05/31/25 (d)	35,000,000	33,687,500
2.875%, 11/30/25	36,000,000	34,503,750

		304,997,142

Total U.S. Treasury & Government Agencies (Cost $327,307,981)		327,230,288

Corporate Bonds & Notes—33.0%

Aerospace/Defense—0.8%
Boeing Co. (The) 2.196%, 02/04/26	2,600,000	2,386,301
General Dynamics Corp. 3.250%, 04/01/25	3,300,000	3,190,400
TransDigm, Inc. 6.250%, 03/15/26 (144A)	300,000	298,534

		5,875,235

Agriculture—0.5%
Altria Group, Inc. 2.350%, 05/06/25 (d)	2,200,000	2,070,324
Imperial Brands Finance plc 3.125%, 07/26/24 (144A) (d)	300,000	289,848
4.250%, 07/21/25 (144A)	800,000	767,263
Philip Morris International, Inc. 4.875%, 02/15/28 (d)	900,000	886,248

		4,013,683

Airlines—0.7%
American Airlines, Inc. / AAdvantage Loyalty IP, Ltd. 5.500%, 04/20/26 (144A)	1,000,000	990,690
Delta Air Lines, Inc. / SkyMiles IP, Ltd. 4.500%, 10/20/25 (144A)	4,408,583	4,312,429
United Airlines Pass-Through Trust 4.875%, 01/15/26	137,000	130,760
United Airlines, Inc. 4.375%, 04/15/26 (144A) (d)	100,000	95,011

		5,528,890

Auto Manufacturers—0.3%
Mercedes-Benz Finance North America LLC 4.950%, 03/30/25 (144A) (d)	2,100,000	2,083,782

Banks—12.1%
Bank of America Corp. 3.384%, SOFR + 1.330%, 04/02/26 (a) (d)	2,800,000	2,683,814
3.864%, 3M LIBOR + 1.202%, 07/23/24 (a) (d)	3,600,000	3,595,588
Bank of Montreal 4.250%, 09/14/24 (d)	3,000,000	2,940,897
Bank of New York Mellon (The) 5.224%, SOFR + 0.800%, 11/21/25 (a) (d)	2,300,000	2,287,825

Banks—(Continued)
Bank of Nova Scotia (The) 2.951%, 03/11/27 (d)	2,300,000	2,134,318
BNP Paribas S.A. 2.219%, SOFR + 2.074%, 06/09/26 (144A) (a) (d)	700,000	647,369
2.819%, 3M LIBOR + 1.111%, 11/19/25 (144A) (a)	1,500,000	1,430,236
BPCE S.A. 2.375%, 01/14/25 (144A)	3,000,000	2,812,534
Citigroup, Inc. 3.290%, SOFR + 1.528%, 03/17/26 (a) (d)	1,900,000	1,816,996
4.600%, 03/09/26	4,000,000	3,872,594
Deutsche Bank AG 2.222%, SOFR + 2.159%, 09/18/24 (a)	2,300,000	2,270,880
4.162%, 05/13/25 (d)	2,000,000	1,926,514
Goldman Sachs Group, Inc. (The) 2.640%, SOFR + 1.114%, 02/24/28 (a) (d)	2,000,000	1,814,689
3.750%, 02/25/26 (d)	2,000,000	1,919,644
4.250%, 10/21/25 (d)	3,000,000	2,891,010
4.387%, SOFR + 1.510%, 06/15/27 (a) (d)	900,000	875,219
5.700%, 11/01/24 (d)	1,600,000	1,597,316
HSBC Holdings plc 0.976%, SOFR + 0.708%, 05/24/25 (a)	900,000	856,214
1.645%, SOFR + 1.538%, 04/18/26 (a) (d)	1,500,000	1,381,638
4.180%, SOFR + 1.510%, 12/09/25 (a) (d)	1,900,000	1,844,330
Huntington National Bank (The) 5.699%, SOFR + 1.215%, 11/18/25 (a)	1,700,000	1,651,499
JPMorgan Chase & Co. 2.083%, SOFR + 1.850%, 04/22/26 (a) (d)	5,400,000	5,057,109
3.845%, SOFR + 0.980%, 06/14/25 (a) (d)	1,700,000	1,662,584
3.875%, 09/10/24	2,500,000	2,440,731
KeyBank N.A. 4.150%, 08/08/25 (d)	1,600,000	1,478,555
Manufacturers & Traders Trust Co. 5.400%, 11/21/25 (d)	2,300,000	2,228,606
Mitsubishi UFJ Financial Group, Inc. 5.063%, 1Y H15 + 1.550%, 09/12/25 (a) (d)	3,200,000	3,161,266
Mizuho Financial Group, Inc. 5.778%, 1Y H15 + 1.650%, 07/06/29 (a)	1,400,000	1,403,454
Morgan Stanley 2.188%, SOFR + 1.990%, 04/28/26 (a) (d)	2,900,000	2,722,253
4.350%, 09/08/26 (d)	2,200,000	2,124,632
National Bank of Canada 3.750%, SOFR + 1.009%, 06/09/25 (a)	2,300,000	2,243,666
Nordea Bank Abp 4.750%, 09/22/25 (144A) (d)	1,200,000	1,174,368
Santander UK Group Holdings plc 1.673%, SOFR + 0.989%, 06/14/27 (a) (d)	1,800,000	1,550,767
Shinhan Bank Co., Ltd. 1.375%, 10/21/26 (144A)	2,500,000	2,180,415
Societe Generale S.A. 1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (a) (d)	1,500,000	1,311,184
2.226%, 1Y H15 + 1.050%, 01/21/26 (144A) (a) (d)	1,700,000	1,578,733
Toronto-Dominion Bank (The) 4.285%, 09/13/24 (d)	4,200,000	4,125,077
Truist Financial Corp. 5.900%, SOFR + 1.626%, 10/28/26 (a) (d)	2,000,000	1,982,433

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
UBS Group AG 4.550%, 04/17/26	1,200,000	$1,153,399
5.711%, 1Y H15 + 1.550%, 01/12/27 (144A) (a) (d)	1,900,000	1,881,090
Wells Fargo & Co. 2.188%, SOFR + 2.000%, 04/30/26 (a) (d)	2,500,000	2,342,343
4.100%, 06/03/26 (d)	3,000,000	2,878,213
Woori Bank 4.750%, 04/30/24 (144A)	1,200,000	1,181,712

		91,113,714

Beverages—0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 3.650%, 02/01/26 (d)	1,400,000	1,355,994
Coca-Cola Europacific Partners plc 1.500%, 01/15/27 (144A) (d)	1,600,000	1,411,167

		2,767,161

Biotechnology—0.5%
Amgen, Inc. 5.150%, 03/02/28 (d)	2,300,000	2,297,929
Bio-Rad Laboratories, Inc. 3.300%, 03/15/27	300,000	279,100
Illumina, Inc. 5.800%, 12/12/25 (d)	1,200,000	1,203,003

		3,780,032

Commercial Services—0.1%
Grand Canyon University 4.125%, 10/01/24 (d)	600,000	566,820

Computers—0.2%
Hewlett Packard Enterprise Co. 5.900%, 10/01/24 (d)	1,700,000	1,700,488

Cosmetics/Personal Care—0.9%
Estee Lauder Cos., Inc. (The) 4.375%, 05/15/28 (d)	950,000	935,599
Haleon U.S. Capital LLC 3.375%, 03/24/27 (d)	3,400,000	3,181,660
Kenvue, Inc. 5.050%, 03/22/28 (144A) (d)	2,300,000	2,318,239
Oriflame Investment Holding plc 5.125%, 05/04/26 (144A)	700,000	315,000

		6,750,498

Diversified Financial Services—0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.000%, 10/29/28 (d)	1,000,000	864,653
Capital One Financial Corp. 3.800%, 01/31/28 (d)	2,500,000	2,297,318

		3,161,971

Electric—2.8%
Berkshire Hathaway Energy Co. 4.050%, 04/15/25 (d)	1,700,000	1,659,264
Comision Federal de Electricidad 4.750%, 02/23/27 (144A)	2,300,000	2,193,625
Dominion Energy, Inc. 1.450%, 04/15/26 (d)	2,000,000	1,795,568
DTE Energy Co. 4.875%, 06/01/28 (d)	1,500,000	1,467,198
Electricite de France S.A. 5.700%, 05/23/28 (144A)	300,000	299,547
Exelon Corp. 3.400%, 04/15/26 (d)	2,000,000	1,900,215
4.050%, 04/15/30 (d)	2,400,000	2,242,744
Florida Power & Light Co. 4.400%, 05/15/28 (d)	910,000	892,903
Korea East-West Power Co., Ltd. 1.750%, 05/06/25 (144A)	2,500,000	2,329,553
3.600%, 05/06/25 (144A) (d)	1,600,000	1,538,809
3.875%, 07/19/23 (144A)	1,300,000	1,299,053
NextEra Energy Capital Holdings, Inc. 6.051%, 03/01/25	900,000	903,384
Southern Co. (The) 3.250%, 07/01/26 (d)	3,000,000	2,821,811

		21,343,674

Electronics—0.2%
Flex, Ltd. 3.750%, 02/01/26 (d)	1,300,000	1,235,484

Food—0.1%
Hershey Co. 4.250%, 05/04/28 (d)	900,000	890,473

Healthcare-Products—0.3%
GE HealthCare Technologies, Inc. 5.550%, 11/15/24 (d)	900,000	895,586
5.650%, 11/15/27	1,000,000	1,012,252

		1,907,838

Healthcare-Services—0.7%
Centene Corp. 3.375%, 02/15/30 (d)	900,000	773,496
Elevance Health, Inc. 1.500%, 03/15/26 (d)	3,000,000	2,712,679
Quest Diagnostics, Inc. 3.450%, 06/01/26 (d)	2,100,000	2,000,533

		5,486,708

Insurance—1.6%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.750%, 04/15/28 (144A)	500,000	495,869
GA Global Funding Trust 3.850%, 04/11/25 (144A) (d)	3,800,000	3,618,312

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
New York Life Global Funding 3.600%, 08/05/25 (144A)	3,200,000	$3,076,111
Northwestern Mutual Global Funding 4.900%, 06/12/28	1,500,000	1,487,831
Pricoa Global Funding I 5.100%, 05/30/28 (d)	1,500,000	1,485,678
Protective Life Global Funding 3.218%, 03/28/25 (144A) (d)	1,500,000	1,427,139

		11,590,940

Internet—0.8%
Meta Platforms, Inc. 4.600%, 05/15/28 (d)	3,100,000	3,065,633
Netflix, Inc. 3.625%, 06/15/25 (144A) (d)	800,000	770,685
4.375%, 11/15/26 (d)	700,000	683,492
5.750%, 03/01/24 (d)	400,000	399,212
Tencent Holdings, Ltd. 1.810%, 01/26/26 (144A)	900,000	819,444

		5,738,466

Lodging—0.3%
Sands China, Ltd. 2.800%, 03/08/27 (d)	1,200,000	1,041,568
Studio City Finance, Ltd. 6.000%, 07/15/25 (144A) (d)	1,000,000	928,018

		1,969,586

Media—1.5%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25 (d)	3,000,000	2,941,941
Comcast Corp. 4.550%, 01/15/29 (d)	2,000,000	1,963,992
DISH DBS Corp. 5.250%, 12/01/26 (144A)	800,000	641,738
Fox Corp. 3.050%, 04/07/25 (d)	1,700,000	1,626,475
TWDC Enterprises 18 Corp. 3.150%, 09/17/25 (d)	3,000,000	2,880,383
Walt Disney Co. (The) 1.750%, 01/13/26 (d)	1,300,000	1,203,083

		11,257,612

Miscellaneous Manufacturing—0.2%
Parker-Hannifin Corp. 3.650%, 06/15/24 (d)	1,600,000	1,567,756

Multi-National—0.2%
Banque Ouest Africaine de Developpement 5.000%, 07/27/27 (144A)	1,300,000	1,190,150

Oil & Gas—1.7%
Aker BP ASA 2.000%, 07/15/26 (144A) (d)	1,010,000	907,069

Oil & Gas—(Continued)
BP Capital Markets America, Inc. 3.410%, 02/11/26 (d)	2,000,000	1,921,718
3.796%, 09/21/25 (d)	3,200,000	3,119,236
Endeavor Energy Resources L.P. / EER Finance, Inc. 5.750%, 01/30/28 (144A)	900,000	880,362
Equinor ASA 1.750%, 01/22/26 (d)	1,300,000	1,198,796
2.875%, 04/06/25 (d)	4,700,000	4,504,342
Petroleos Mexicanos 6.875%, 10/16/25 (d)	350,000	336,224

		12,867,747

Pharmaceuticals—1.6%
AstraZeneca plc 0.700%, 04/08/26 (d)	200,000	178,678
Bayer U.S. Finance II LLC 3.875%, 12/15/23 (144A) (d)	3,000,000	2,971,014
Cigna Group (The) 1.250%, 03/15/26 (d)	4,000,000	3,592,267
CVS Health Corp. 5.000%, 01/30/29 (d)	1,500,000	1,485,543
Pfizer Investment Enterprises Pte, Ltd. 4.450%, 05/19/28	2,700,000	2,653,806
Teva Pharmaceutical Finance Netherlands III B.V. 4.750%, 05/09/27 (d)	800,000	740,058

		11,621,366

Pipelines—1.7%
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/25 (d)	2,500,000	2,488,001
Energy Transfer L.P. 4.050%, 03/15/25 (d)	1,800,000	1,749,432
4.200%, 09/15/23	1,000,000	996,277
EnLink Midstream Partners L.P. 4.850%, 07/15/26 (d)	1,100,000	1,061,500
MPLX L.P. 4.875%, 12/01/24 (d)	2,500,000	2,463,895
Sabine Pass Liquefaction LLC 5.625%, 03/01/25 (d)	1,700,000	1,693,299
5.750%, 05/15/24	1,000,000	998,279
Venture Global LNG, Inc. 8.125%, 06/01/28 (144A)	600,000	609,381
Williams Cos., Inc. (The) 4.000%, 09/15/25 (d)	500,000	482,678

		12,542,742

Real Estate—0.0%
Vivion Investments Sarl 3.000%, 08/08/24 (EUR)	200,000	173,128

Real Estate Investment Trusts—0.4%
MPT Operating Partnership L.P. / MPT Finance Corp. 5.000%, 10/15/27 (d)	1,300,000	1,093,715

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Prologis L.P. 4.875%, 06/15/28 (d)	2,250,000	$2,229,614

		3,323,329

Retail—0.0%
Advance Auto Parts, Inc. 5.900%, 03/09/26 (d)	150,000	148,349
5.950%, 03/09/28 (d)	150,000	148,010
KSouth Africa, Ltd. 3.000%, 12/31/22 (144A) † (e) (f) (g)	712,186	0
25.000%, 12/31/22 (144A) † (e) (f) (g)	313,720	0
Party City Holdings, Inc. 10.130%, 6M LIBOR + 5.000%, 07/15/25 (144A) (a) (d) (g)	195,885	19,589

		315,948

Semiconductors—0.4%
SK Hynix, Inc. 1.500%, 01/19/26 (144A)	3,400,000	3,012,603

Software—0.1%
Fiserv, Inc. 2.250%, 06/01/27 (d)	1,000,000	898,021

Telecommunications—1.4%
AT&T, Inc. 1.650%, 02/01/28 (d)	2,700,000	2,320,441
2.300%, 06/01/27 (d)	400,000	359,745
CommScope Technologies LLC 6.000%, 06/15/25 (144A)	300,000	279,621
Iliad Holding SASU 6.500%, 10/15/26 (144A) (d)	700,000	660,676
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, 03/20/25 (144A)	131,250	129,537
T-Mobile USA, Inc. 4.950%, 03/15/28 (d)	3,000,000	2,952,189
Verizon Communications, Inc. 1.450%, 03/20/26 (d)	4,300,000	3,898,999

		10,601,208

Trucking & Leasing—0.1%
DAE Funding LLC 1.550%, 08/01/24 (144A)	600,000	569,537

Total Corporate Bonds & Notes (Cost $268,423,579)		247,446,590

Asset-Backed Securities—9.6%

Asset-Backed - Credit Card—2.2%
American Express Credit Account Master Trust 3.750%, 08/15/27	5,496,000	5,328,395
BA Credit Card Trust 3.530%, 11/15/27	1,200,000	1,158,845

Asset-Backed - Credit Card—(Continued)
Capital One Multi-Asset Execution Trust 3.490%, 05/15/27	3,070,000	2,967,517
Chase Issuance Trust 3.970%, 09/15/27	2,047,000	1,994,269
Discover Card Execution Note Trust 3.560%, 07/15/27	5,710,000	5,516,120

		16,965,146

Asset-Backed - Other—7.4%
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	2,140,176	2,047,154
Ares European CLO VIII DAC 4.097%, 3M EURIBOR + 0.920%, 04/17/32 (144A) (EUR) (a)	3,200,000	3,427,006
Bain Capital Credit CLO, Ltd. 6.423%, 3M LIBOR + 1.150%, 04/23/31 (144A) (a)	1,000,000	972,054
Blackrock European CLO IX DAC 5.076%, 3M EURIBOR + 1.550%, 12/15/32 (144A) (EUR) (a)	800,000	830,360
Carlyle Direct Lending CLO LLC 7.460%, 3M LIBOR + 2.200%, 10/15/31 (144A) (a)	1,000,000	961,070
CF Hippolyta Issuer LLC 1.690%, 07/15/60 (144A)	1,142,304	1,025,093
Cook Park CLO, Ltd. 6.380%, 3M LIBOR + 1.120%, 04/17/30 (144A) (a)	1,500,000	1,452,767
Countrywide Asset-Backed Certificates 5.900%, 1M LIBOR + 0.750%, 03/25/34 (a)	29,090	28,260
Dryden 44 Euro CLO DAC 4.057%, 3M EURIBOR + 0.880%, 04/15/34 (144A) (EUR) (a)	7,166,000	7,566,103
Dryden 45 Senior Loan Fund 6.660%, 3M LIBOR + 1.400%, 10/15/30 (144A) (a)	3,000,000	2,948,709
FirstKey Homes Trust 1.266%, 10/19/37 (144A)	1,408,769	1,264,689
Holland Park CLO DAC 4.243%, 3M EURIBOR + 0.920%, 11/14/32 (144A) (EUR) (a)	6,615,000	7,015,947
Home Partners of America Trust 2.649%, 01/17/41 (144A)	489,907	420,088
Neuberger Berman CLO, Ltd. 6.661%, 3M LIBOR + 1.400%, 10/21/30 (144A) (a)	1,700,000	1,662,190
New Economy Assets Phase 1 Sponsor LLC 1.910%, 10/20/61 (144A)	5,010,000	4,267,051
Octagon 58, Ltd. 7.336%, 3M LIBOR + 2.350%, 07/15/37 (144A) (a)	3,000,000	2,844,498
Octagon Investment Partners 28, Ltd. 6.723%, 3M LIBOR + 1.450%, 10/24/30 (144A) (a)	2,000,000	1,968,124
Octagon Investment Partners 35, Ltd. 6.350%, 3M LIBOR + 1.100%, 01/20/31 (144A) (a)	600,000	591,813
OHA Credit Partners VII, Ltd. 6.449%, 3M LIBOR + 1.070%, 02/20/34 (144A) (a)	6,398,000	6,275,849
RAAC Trust 5.850%, 1M LIBOR + 0.700%, 03/25/34 (a)	45,914	44,942
RR 14, Ltd. 6.380%, 3M LIBOR + 1.120%, 04/15/36 (144A) (a)	5,382,000	5,272,439

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Voya CLO, Ltd. 6.662%, 3M LIBOR + 1.400%, 10/18/31 (144A) (a)	2,454,544	$2,393,946

		55,280,152

Total Asset-Backed Securities (Cost $76,035,208)		72,245,298

Mortgage-Backed Securities—4.9%

Collateralized Mortgage Obligations—3.5%
Adjustable Rate Mortgage Trust 4.101%, 02/25/35 (a)	757,306	734,635
BRAVO Residential Funding Trust 3.500%, 10/25/44 (144A) (a)	1,069,661	997,014
CHL Mortgage Pass-Through Trust 4.540%, 07/25/34 (a)	178,152	165,785
COLT Mortgage Loan Trust 4.301%, 03/25/67 (144A) (a)	971,180	921,862
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 09/25/19	34,574	20,763
JPMorgan Mortgage Trust 2.500%, 10/25/51 (144A) (a)	4,330,774	3,715,547
2.500%, 04/25/52 (144A) (a)	3,930,693	3,366,952
2.500%, 06/25/52 (144A) (a)	767,303	654,215
Merrill Lynch Mortgage Investors Trust 5.890%, 1M LIBOR + 0.740%, 03/25/28 (a)	75,011	69,740
Mill City Mortgage Loan Trust 3.250%, 05/25/62 (144A) (a)	648,368	622,935
3.500%, 04/25/66 (144A) (a)	1,340,267	1,270,833
New York Mortgage Trust 5.825%, 1M LIBOR + 0.675%, 02/25/36 (a)	52,285	50,012
OBX Trust 2.500%, 05/25/51 (144A) (a)	2,605,287	2,237,515
2.500%, 10/25/51 (144A) (a)	686,132	585,711
5.800%, 1M LIBOR + 0.650%, 06/25/57 (144A) (a)	336,376	317,547
Provident Funding Mortgage Trust 2.500%, 10/25/51 (144A) (a)	2,636,589	2,248,000
PSMC Trust 2.500%, 08/25/51 (144A) (a)	4,015,873	3,452,831
Sequoia Mortgage Trust 5.477%, 1M LIBOR + 0.640%, 11/20/34 (a)	113,737	104,204
Towd Point Mortgage Trust 2.750%, 10/25/56 (144A) (a)	309,787	305,197
3.000%, 06/25/58 (144A) (a)	1,458,248	1,325,503
3.750%, 03/25/58 (144A) (a)	371,996	348,082
3.750%, 05/25/58 (144A) (a)	2,164,403	2,039,386
WaMu Mortgage Pass-Through Certificates Trust 5.610%, 1M LIBOR + 0.460%, 04/25/45 (a)	475,994	464,353

		26,018,622

Commercial Mortgage-Backed Securities—1.4%
BX Commercial Mortgage Trust 5.893%, 1M LIBOR + 0.700%, 09/15/36 (144A) (a)	1,950,000	1,886,858
BX Mortgage Trust 5.883%, 1M LIBOR + 0.689%, 10/15/36 (144A) (a)	2,643,000	2,563,416

Commercial Mortgage-Backed Securities—(Continued)
BX Trust 6.638%, 1M LIBOR + 1.491%, 04/15/37 (144A) (a)	3,003,276	2,957,290
DBCG Mortgage Trust 5.894%, 1M LIBOR + 0.700%, 06/15/34 (144A) (a)	2,550,000	2,517,046
Greenwich Capital Commercial Mortgage Trust 6.214%, 07/10/38 (a)	357,974	216,037
GS Mortgage Securities Corp. Trust 5.878%, 1M LIBOR + 0.731%, 08/15/36 (144A) (a)	580,000	576,015

		10,716,662

Total Mortgage-Backed Securities (Cost $40,637,649)		36,735,284

Floating Rate Loans (h)—2.9%

Aerospace/Defense—0.1%
Alloy Finco, Ltd. Holdco PIK Term Loan, 13.500%, 03/06/25 (i)	491,007	444,361

Airlines—0.1%
American Airlines, Inc. Term Loan, 10.000%, 3M LIBOR + 4.750%, 04/20/28	168,286	172,343
United Airlines, Inc. Term Loan B, 9.292%, 3M LIBOR + 3.750%, 04/21/28	586,191	586,778

		759,121

Apparel—0.0%
Hanesbrands, Inc. Term Loan B, 8.853%, 1M TSFR + 3.750%, 03/08/30	109,725	110,274

Auto Manufacturers—0.0%
American Trailer World Corp. Term Loan B, 8.855%, 1M TSFR + 3.750%, 03/03/28	193,874	175,650

Auto Parts & Equipment—0.1%
First Brands Group LLC Term Loan, 10.027%, 6M TSFR + 5.000%, 03/30/27	429,208	423,306

Beverages—0.1%
City Brewing Co. LLC Term Loan, 8.760%, 3M LIBOR + 3.500%, 04/05/28	109,167	72,050
Triton Water Holdings, Inc. Term Loan, 5.242%, 3M LIBOR + 3.250%, 03/31/28	947,400	919,214

		991,264

Chemicals—0.1%
CPC Acquisition Corp. Term Loan, 9.254%, 3M TSFR + 3.750%, 12/29/27	247,523	189,355
Hexion Holdings Corp. USD Term Loan, 9.779%, 3M TSFR + 4.500%, 03/15/29	293,070	277,422
INEOS Styrolution U.S. Holding LLC 2021 USD Term Loan B, 7.967%, 1M TSFR + 2.750%, 01/29/26	346,295	345,992

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
PMHC II, Inc. Term Loan B, 9.304%, 3M TSFR + 4.250%, 04/23/29	182,810	$161,656

		974,425

Commercial Services—0.1%
Allied Universal Holdco LLC USD Incremental Term Loan B, 8.953%, 1M TSFR +3.750%, 05/12/28	265,447	257,915
Avis Budget Car Rental LLC Term Loan B, 6.967%, 1M TSFR + 1.750%, 08/06/27	393,275	389,179
MPH Acquisition Holdings LLC Term Loan B, 9.726%, 3M LIBOR + 4.250%, 09/01/28	170,272	152,223
Verscend Holding Corp. Term Loan B, 9.217%, 1M LIBOR + 4.000%, 08/27/25	233,017	233,126

		1,032,443

Computers—0.1%
Magenta Buyer LLC USD 1st Lien Term Loan, 10.030%, 3M LIBOR + 4.750%, 07/27/28	206,806	156,311
McAfee LLC USD Term Loan B, 9.010%, 1M TSFR + 3.750%, 03/01/29	181,111	173,478
Peraton Corp. Term Loan B, 8.953%, 1M TSFR + 3.750%, 02/01/28	319,359	314,398

		644,187

Diversified Financial Services—0.1%
Citadel Securities L.P. Term Loan B, 7.717%, 1M TSFR + 2.500%, 02/02/28	381,225	381,123
Edelman Financial Center LLC Term Loan B, 8.943%, 1M LIBOR + 3.750%, 04/07/28	686,000	669,902

		1,051,025

Electronics—0.0%
Roper Industrial Products Investment Co. LLC USD Term Loan, 9.739%, 3M TSFR + 4.500%, 11/22/29	61,525	61,352

Engineering & Construction—0.0%
USIC Holdings, Inc. Term Loan, 8.693%, 1M LIBOR + 3.500%, 05/12/28	172,902	164,084

Entertainment—0.1%
Bally’s Corp. Term Loan B, 8.396%, 1M LIBOR + 3.250%, 10/02/28	530,108	519,043
Great Canadian Gaming Corp. Term Loan, 9.520%, 3M LIBOR + 4.000%, 11/01/26	150,513	150,356
Scientific Games Holdings L.P. USD Term Loan B, 3M TSFR + 3.500%, 04/04/29	270,119	267,249

		936,648

Environmental Control—0.0%
Madison IAQ LLC Term Loan, 8.302%, 6M LIBOR + 3.250%, 06/21/28	118,492	115,910

Healthcare-Products—0.0%
Medline Borrower L.P. USD Term Loan B, 8.352%, 1M TSFR + 3.250%, 10/23/28	128,407	127,100

Healthcare-Services—0.1%
Aveanna Healthcare LLC Term Loan B, 9.226%, 1M LIBOR + 3.750%, 07/17/28	142,054	121,930
Radiology Partners, Inc. 1st Lien Term Loan B, 9.334%, 1M TSFR + 4.250%, 07/09/25	139,115	105,032
U.S. Anesthesia Partners, Inc. Term Loan, 9.420%, 1M LIBOR + 4.250%, 10/01/28	99,211	93,453
U.S. Radiology Specialists, Inc. Term Loan, 10.453%, 1M TSFR + 5.250%, 12/15/27	132,949	129,625

		450,040

Home Furnishings—0.1%
AI Aqua Merger Sub, Inc. 1st Lien Term Loan B, 8.896%, 1M TSFR + 3.750%, 07/31/28	404,479	396,895

Housewares—0.0%
Solis IV B.V. USD Term Loan B1, 8.666%, 3M TSFR + 3.500%, 02/26/29	59,849	57,062

Insurance—0.3%
Acrisure LLC Incremental Term Loan B, 8.928%, 1M LIBOR + 3.750%, 02/15/27	160,190	157,187
Alliant Holdings Intermediate LLC Term Loan B4, 8.650%, 1M LIBOR + 3.500%, 11/06/27	266,637	265,220
Term Loan B5, 8.647%, 1M TSFR + 3.500%, 11/05/27	154,970	154,292
AssuredPartners, Inc. Term Loan, 8.603%, 1M TSFR + 3.500%, 02/12/27	148,125	146,903
Term Loan B, 8.584%, 1M TSFR + 3.500%, 02/12/27	127,416	126,355
Term Loan B, 8.717%, 1M TSFR + 3.500%, 02/12/27	686,658	682,195
Asurion LLC Second Lien Term Loan B4, 10.402%, 1M LIBOR + 5.250%, 01/20/29	544,707	459,869
Term Loan B8, 8.788%, 3M LIBOR + 3.250%, 12/23/26	111,328	107,339
Sedgwick Claims Management Services, Inc. Term Loan B, 8.853%, 1M TSFR + 3.750%, 02/17/28	224,743	223,637

		2,322,997

Leisure Time—0.0%
Varsity Brands, Inc. Term Loan B, 8.693%, 1M LIBOR + 3.500%, 12/15/24	126,619	122,721

Machinery-Diversified—0.1%
Vertical U.S. Newco, Inc. Term Loan B, 8.602%, 6M LIBOR + 3.500%, 07/30/27	376,291	374,135

Media—0.3%
CSC Holdings, LLC 2022 Term Loan B6, 9.647%, 1M TSFR + 4.500%, 01/18/28	685,716	634,001

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Gray Television, Inc. Term Loan D, 8.275%, 1M TSFR + 3.000%, 12/01/28	295,500	$289,738
McGraw-Hill Global Education Holdings LLC Term Loan, 10.331%, 6M LIBOR + 4.750%, 07/28/28	469,752	441,200
Radiate Holdco LLC Term Loan B, 8.477%, 3M TSFR + 3.250%, 09/25/26	294,019	246,278
Univision Communications, Inc. First Lien Term Loan B, 8.443%, 1M LIBOR + 3.250%, 03/15/26	417,485	414,562

		2,025,779

Metal Fabricate/Hardware—0.1%
AZZ, Inc. Term Loan B, 9.355%, 1M TSFR + 4.250%, 05/13/29	129,723	129,920
Tiger Acquisition LLC Term Loan, 8.453%, 1M TSFR + 3.250%, 06/01/28	606,694	595,621

		725,541

Office/Business Equipment—0.1%
Pitney Bowes, Inc. Term Loan B, 9.084%, 1M TSFR + 4.000%, 03/17/28	440,786	411,033

Oil & Gas—0.0%
QuarterNorth Energy Holding, Inc. Exit 2nd Lien Term Loan, 13.154%, 1M LIBOR + 8.000%, 08/27/26	360,484	360,033

Packaging & Containers—0.0%
Klockner-Pentaplast of America, Inc. Term Loan B, 10.104%, 6M TSFR + 4.725%, 02/12/26	210,170	201,238

Pharmaceuticals—0.2%
Gainwell Acquisition Corp. Term Loan B, 9.239%, 3M TSFR + 4.000%, 10/01/27	245,341	241,661
Jazz Financing Lux S.a.r.l. USD Term Loan, 8.864%, 1M LIBOR + 3.500%, 05/05/28	580,969	581,014
Organon & Co. USD Term Loan, 8.250%, 1M LIBOR + 3.000%, 06/02/28	344,355	344,534
PetVet Care Centers LLC Term Loan B3, 8.693%, 1M LIBOR + 3.500%, 02/14/25	54,363	53,502

		1,220,711

Retail—0.2%
Dave & Buster’s, Inc. 2023 Term Loan, 8.933%, 1M TSFR + 5.000%, 06/29/29	84,806	84,700
Evergreen Acqco 1 L.P. USD Term Loan, 10.739%, 3M TSFR + 5.500%, 04/26/28	256,416	256,416
Flynn Restaurant Group L.P. Term Loan B, 9.467%, 1M TSFR + 4.250%, 12/01/28	123,122	121,775
General Nutrition Centers, Inc. 2nd Lien Term Loan, 6.250%, 1M LIBOR + 6.000%, 10/07/26	194,955	181,308

Retail—(Continued)
Great Outdoors Group LLC Term Loan B1, 8.943%, 1M LIBOR + 3.750%, 03/06/28	213,882	212,545
Highline Aftermarket Acquisition LLC Term Loan B, 9.703%, 1M TSFR + 4.500%, 11/09/27	248,026	240,120
Michaels Cos., Inc. (The) Term Loan B, 9.754%, 3M LIBOR + 4.250%, 04/15/28	225,400	200,043
Staples, Inc. 7 Year Term Loan, 10.299%, 3M LIBOR + 5.000%, 04/16/26	304,675	261,544
Tory Burch LLC Term Loan B, 8.693%, 1M LIBOR + 3.500%, 04/16/28	78,792	76,113

		1,634,564

Software—0.3%
Atlas Purchaser, Inc. Term Loan, 10.385%, 3M LIBOR + 5.250%, 05/08/28	293,853	198,657
Cloudera, Inc. 2nd Lien Term Loan, 11.084%, 1M TSFR + 6.000%, 10/08/29	51,033	46,440
Term Loan, 8.953%, 1M TSFR + 3.750%, 10/08/28	118,261	115,747
Epicor Software Corp. Term Loan, 8.334%, 1M TSFR + 3.250%, 07/30/27	147,722	146,111
Greeneden U.S. Holdings II LLC USD Term Loan B4, 9.193%, 1M TSFR + 4.000%, 12/01/27	113,525	113,369
Hyland Software, Inc. 1st Lien Term Loan, 8.693%, 1M LIBOR + 3.500%, 07/01/24	143,508	142,357
Ivanti Software, Inc. Term Loan B, 9.420%, 1M LIBOR + 4.250%, 12/01/27	284,966	242,073
Navicure, Inc. Term Loan B, 9.217%, 1M TSFR + 4.000%, 10/22/26	251,550	250,843
Polaris Newco LLC USD Term Loan B, 9.521%, 3M LIBOR + 4.000%, 06/02/28	193,833	178,568
Quest Software U.S. Holdings, Inc. Term Loan, 9.445%, 1M TSFR + 4.250%, 02/01/29	444,837	347,751
Red Planet Borrower, LLC Term Loan B, 8.952%, 1M TSFR + 3.750%, 10/02/28	99,746	84,878
Rocket Software, Inc. Term Loan, 9.467%, 1M LIBOR + 4.250%, 11/28/25	266,634	264,468

		2,131,262

Telecommunications—0.1%
CommScope, Inc. Term Loan B, 8.443%, 1M LIBOR + 3.250%, 04/06/26	134,815	129,591
Global Tel*Link Corp. 1st Lien Term Loan, 9.453%, 1M TSFR + 4.250%, 11/29/25	825,379	765,368
GoTo Group, Inc. Term Loan B, 9.928%, 1M LIBOR + 4.750%, 08/31/27	297,343	186,830

		1,081,789

Transportation—0.1%
First Student Bidco, Inc. Term Loan B, 8.529%, 3M LIBOR + 3.000%, 07/21/28	144,915	140,386
Term Loan C, 8.529%, 3M LIBOR + 3.000%, 07/21/28	54,318	52,621

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Transportation—(Continued)
Kenan Advantage Group, Inc. (The) Term Loan B1, 9.477%, 3M TSFR + 3.750%, 03/24/26	262,656	$262,041
LaserShip, Inc. Term Loan, 9.693%, 1M LIBOR + 4.500%, 05/07/28	113,039	93,116
Rand Parent, LLC 2023 Term Loan B, 9.489%, 3M TSFR + 4.250%, 03/17/30	56,726	52,803

		600,967

Total Floating Rate Loans (Cost $23,132,058)		22,127,917

Municipals—2.2%
City & County Honolulu HI Wastewater System Revenue 2.233%, 07/01/24	710,000	687,795
Colorado Bridge Enterprise 0.923%, 12/31/23	5,000,000	4,896,201
Curators of the University of Missouri (The) 2.012%, 11/01/27	2,000,000	1,795,109
Golden State Tobacco Securitization Corp. 3.850%, 06/01/50	1,980,000	1,793,818
Massachusetts State College Building Authority 2.256%, 05/01/26	760,000	705,223
New York State Urban Development Corp. 2.250%, 03/15/26	5,950,000	5,511,109
Texas State University System 2.351%, 03/15/26	1,385,000	1,288,842

Total Municipals (Cost $17,827,633)		16,678,097

Foreign Government—0.8%

Electric—0.1%
Korea Electric Power Corp. 5.375%, 04/06/26 (144A)	800,000	797,113

Sovereign—0.7%
Colombia Government International Bond 8.125%, 05/21/24 (d)	1,910,000	1,943,434
Peruvian Government International Bond 2.783%, 01/23/31	600,000	512,916
Philippine Government International Bond 4.200%, 01/21/24 (d)	600,000	595,116
Romanian Government International Bond 4.875%, 01/22/24 (144A)	2,300,000	2,285,984

		5,337,450

Total Foreign Government (Cost $6,940,863)		6,134,563

Common Stocks—0.2%

Energy Equipment & Services—0.1%
Weatherford International plc (d) (j)	6,622	439,833

Oil, Gas & Consumable Fuels—0.1%
QuarterNorth Energy, Inc. (j)	10,939	1,230,647

Retail—0.0%
KSouth Africa, Ltd./EdCon - A Shares (e) (f) (j)	8,217,950	0
KSouth Africa, Ltd./EdCon - B Shares - Class B (e) (f) (j)	817,800	0
KSouth Africa, Ltd./EdCon - Escrow Shares (e) (f) (j)	40,457	0

		0

Total Common Stocks (Cost $1,835,860)		1,670,480

Escrow Shares—0.0%

Oil & Gas—0.0%
Sanchez Energy Corp. (Cost $1,200,000)	1,200,000	18,000

Short-Term Investments—2.1%

Discount Note—2.1%
Federal Home Loan Bank 3.245%, 07/03/23 (k)	15,975,000	15,975,000

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $208,165; collateralized by U.S. Treasury Note at 4.125%, maturing 06/15/26, with a market value of $212,338.	208,125	208,125

Total Short-Term Investments (Cost $16,178,865)		16,183,125

Securities Lending Reinvestments (l)—11.4%

Certificates of Deposit—2.0%
Bank of America N.A. 5.200%, FEDEFF PRV + 0.130%, 09/08/23 (a)	1,000,000	999,540
5.440%, FEDEFF PRV + 0.370%, 11/17/23 (a)	2,000,000	1,999,942
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (a)	1,000,000	1,001,762
BNP Paribas S.A. 5.510%, SOFR + 0.450%, 10/10/23 (a)	2,000,000	2,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (a)	2,000,000	2,000,514
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	1,000,000	997,130
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (a)	1,000,000	1,000,032
MUFG Bank, Ltd. (NY) 5.280%, SOFR + 0.220%, 08/14/23 (a)	2,000,000	1,999,880
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (a)	1,000,000	1,000,021
Toronto-Dominion Bank (The)
5.470%, FEDEFF PRV + 0.400%, 02/13/24 (a)	1,000,000	1,000,143

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (l)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Toronto-Dominion Bank (The)
5.520%, FEDEFF PRV + 0.450%, 10/13/23 (a)	1,000,000	$1,000,216

		14,999,180

Commercial Paper—1.1%
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (a)	2,000,000	2,000,946
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (a)	1,000,000	999,868
Skandinaviska Enskilda Banken AB 5.420%, SOFR + 0.360%, 11/15/23 (a)	2,000,000	2,000,296
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (a)	1,000,000	1,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	2,000,000	1,984,604

		7,985,714

Repurchase Agreements—4.2%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $3,917,084; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $3,993,745.	3,915,436	3,915,436
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $4,020,883; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $4,338,243.	4,000,000	4,000,000
Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $2,058,073; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $2,000,845; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $2,045,119.	2,000,000	2,000,000
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $5,505,422; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $5,635,921.	5,500,000	5,500,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $6,006,067; collateralized by various Common Stock with an aggregate market value of $6,695,513.	6,000,000	6,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $1,000,434; collateralized by various Common Stock with an aggregate market value of $1,111,754.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $2,010,286; collateralized by various Common Stock with an aggregate market value of $2,222,548.	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $1,000,430; collateralized by various Common Stock with an aggregate market value of $1,113,737.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $2,000,862; collateralized by various Common Stock with an aggregate market value of $2,224,722.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $1,301,307; collateralized by various Common Stock with an aggregate market value of $1,447,858.	1,300,000	1,300,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $500,215; collateralized by various Common Stock with an aggregate market value of $550,236.	500,000	500,000

		31,215,436

Time Deposit—0.1%
ABN AMRO Bank NV 5.060%, 07/03/23	1,000,000	1,000,000

Mutual Funds—4.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (m)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (m)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (m)	4,000,000	4,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (m)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (m)	3,000,000	3,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (m)	2,000,000	2,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (m)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (m)	5,000,000	5,000,000

		30,000,000

Total Securities Lending Reinvestments (Cost $85,198,638)		85,200,330

Total Investments—110.7% (Cost $864,718,334)		831,669,972
Other assets and liabilities (net)—(10.7)%		(80,668,222)

Net Assets—100.0%		$751,001,750

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Principal amount of security is adjusted for inflation.
(c)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2023, the market value of securities pledged was $2,352,832.
(d)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $88,300,420 and the collateral received consisted of cash in the amount of $85,174,019 and non-cash collateral with a value of $5,597,511. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(i)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(j)	Non-income producing security.
(k)	The rate shown represents current yield to maturity.
(l)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(m)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $152,191,844, which is 20.3% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
KSouth Africa, Ltd., 25.000%, 12/31/22	12/22/16-12/31/18	$313,720	$313,720	$0
KSouth Africa, Ltd., 3.000%, 12/31/22	04/15/13-12/31/18	712,186	1,372,248	0

				$0

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	420,000	JPMC	08/28/23	USD	459,635	$(111)
EUR	1,341,000	JPMC	08/28/23	USD	1,447,710	19,486
EUR	3,899,000	JPMC	08/28/23	USD	4,220,707	45,214

Contracts to Deliver
EUR	23,380,000	JPMC	08/28/23	USD	25,335,078	(245,124)

Net Unrealized Depreciation						$(180,535)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	09/29/23	766	USD	155,761,313	$(1,877,190)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	09/20/23	(189)	USD	(21,218,203)	262,560
U.S. Treasury Note 5 Year Futures	09/29/23	(370)	USD	(39,624,688)	556,725

Net Unrealized Depreciation					$(1,057,905)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM.38	(1.000%)	Quarterly	12/20/27	2.069%	USD	2,105,000	$86,830	$150,344	$(63,514)
CDX.NA.HY.40	(5.000%)	Quarterly	06/20/28	4.266%	USD	9,180,000	(263,636)	1,047	(264,683)
CDX.NA.HY.40	(5.000%)	Quarterly	06/20/28	4.266%	USD	2,650,000	(76,104)	(64,900)	(11,204)
CDX.NA.HY.40	(5.000%)	Quarterly	06/20/28	4.266%	USD	1,900,000	(54,565)	(38,317)	(16,248)

Totals							$(307,475)	$48,174	$(355,649)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.39	1.000%	Quarterly	12/20/27	0.636%	USD	11,500,000	$167,716	$42,250	$125,466

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Carnival Corp. 6.650%, due 01/15/28	1.000%	Quarterly	06/20/27	CBNA	4.604%	USD	1,985,000	$(233,743)	$(286,318)	$52,575

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bespoke Kenai 0-5% CDX Tranche (e)	0.000%	Quarterly	12/20/23	CBNA	75.763%	USD	2,100,000	$(613,648)	$(151,421)	$(462,227)
Bespoke Rotorua 0-5% CDX Tranche (e)	0.000%	Quarterly	12/20/23	CBNA	68.373%	USD	2,800,000	(750,316)	(204,459)	(545,857)
Bespoke Rotorua 5-10% CDX Tranche (e)	3.600%	Quarterly	12/20/23	CBNA	3.115%	USD	1,800,000	4,072	—	4,072
CDX.NA.HY.31	5.000%	Quarterly	12/20/23	CBNA	0.766%	USD	8,100,000	161,142	(103,010)	264,152
CDX.NA.HY.31	5.000%	Quarterly	12/20/23	CBNA	0.766%	USD	4,500,000	89,524	(79,226)	168,750
CDX.NA.HY.33	5.000%	Quarterly	12/20/24	CBNA	2.683%	USD	5,700,000	183,759	(154,279)	338,038
CDX.NA.IG.31	1.000%	Quarterly	12/20/23	CBNA	0.137%	USD	1,800,000	7,316	(24,300)	31,616
CDX.NA.IG.31	1.000%	Quarterly	12/20/23	CBNA	0.137%	USD	400,000	1,626	(5,800)	7,426

Totals								$(916,525)	$(722,495)	$(194,030)

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Receive	12M SOFR	Quarterly	09/20/23	MSIP	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	USD	5,250,000	$(120,236)	$—	$(120,236)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

(a)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(e)	Represents a custom index comprised of a basket of underlying issues.
(1)	There was no upfront premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(CBNA)—	Citibank N.A.
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc

Currencies

(EUR)—	Euro
(USD)—	United States Dollar

Index Abbreviations

(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$327,230,288	$—	$327,230,288
Corporate Bonds & Notes
Aerospace/Defense	—	5,875,235	—	5,875,235
Agriculture	—	4,013,683	—	4,013,683
Airlines	—	5,528,890	—	5,528,890
Auto Manufacturers	—	2,083,782	—	2,083,782
Banks	—	91,113,714	—	91,113,714
Beverages	—	2,767,161	—	2,767,161
Biotechnology	—	3,780,032	—	3,780,032
Commercial Services	—	566,820	—	566,820
Computers	—	1,700,488	—	1,700,488
Cosmetics/Personal Care	—	6,750,498	—	6,750,498
Diversified Financial Services	—	3,161,971	—	3,161,971
Electric	—	21,343,674	—	21,343,674
Electronics	—	1,235,484	—	1,235,484
Food	—	890,473	—	890,473
Healthcare-Products	—	1,907,838	—	1,907,838
Healthcare-Services	—	5,486,708	—	5,486,708
Insurance	—	11,590,940	—	11,590,940
Internet	—	5,738,466	—	5,738,466
Lodging	—	1,969,586	—	1,969,586
Media	—	11,257,612	—	11,257,612
Miscellaneous Manufacturing	—	1,567,756	—	1,567,756
Multi-National	—	1,190,150	—	1,190,150
Oil & Gas	—	12,867,747	—	12,867,747
Pharmaceuticals	—	11,621,366	—	11,621,366
Pipelines	—	12,542,742	—	12,542,742
Real Estate	—	173,128	—	173,128
Real Estate Investment Trusts	—	3,323,329	—	3,323,329
Retail	—	315,948	0	315,948
Semiconductors	—	3,012,603	—	3,012,603
Software	—	898,021	—	898,021
Telecommunications	—	10,601,208	—	10,601,208
Trucking & Leasing	—	569,537	—	569,537
Total Corporate Bonds & Notes	—	247,446,590	0	247,446,590
Total Asset-Backed Securities*	—	72,245,298	—	72,245,298
Total Mortgage-Backed Securities*	—	36,735,284	—	36,735,284
Total Floating Rate Loans*	—	22,127,917	—	22,127,917
Total Municipals*	—	16,678,097	—	16,678,097
Total Foreign Government*	—	6,134,563	—	6,134,563

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Energy Equipment & Services	$439,833	$—	$—	$439,833
Oil, Gas & Consumable Fuels	—	1,230,647	—	1,230,647
Retail	—	—	0	0
Total Common Stocks	439,833	1,230,647	0	1,670,480
Total Escrow Shares*	—	18,000	—	18,000
Total Short-Term Investments*	—	16,183,125	—	16,183,125
Securities Lending Reinvestments
Certificates of Deposit	—	14,999,180	—	14,999,180
Commercial Paper	—	7,985,714	—	7,985,714
Repurchase Agreements	—	31,215,436	—	31,215,436
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	30,000,000	—	—	30,000,000
Total Securities Lending Reinvestments	30,000,000	55,200,330	—	85,200,330
Total Investments	$30,439,833	$801,230,139	$0	$831,669,972

Collateral for Securities Loaned (Liability)	$—	$(85,174,019)	$—	$(85,174,019)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$64,700	$—	$64,700
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(245,235)	—	(245,235)
Total Forward Contracts	$—	$(180,535)	$—	$(180,535)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$819,285	$—	$—	$819,285
Futures Contracts (Unrealized Depreciation)	(1,877,190)	—	—	(1,877,190)
Total Futures Contracts	$(1,057,905)	$—	$—	$(1,057,905)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$125,466	$—	$125,466
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(355,649)	—	(355,649)
Total Centrally Cleared Swap Contracts	$—	$(230,183)	$—	$(230,183)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$447,439	$—	$447,439
OTC Swap Contracts at Value (Liabilities)	—	(1,717,943)	—	(1,717,943)
Total OTC Swap Contracts	$—	$(1,270,504)	$—	$(1,270,504)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTI-18

See accompanying notes to financial statements.

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$831,669,972
Cash	152,436
Cash denominated in foreign currencies (c)	605,466
Cash collateral (d)	2,543,200
OTC swap contracts at market value (e)	447,439
Unrealized appreciation on forward foreign currency exchange contracts	64,700
Receivable for:
Investments sold	305,162
Fund shares sold	107,086
Dividends and interest	4,623,731
Interest on OTC swap contracts	38,520
Prepaid expenses	6,272

Total Assets	840,563,984
Liabilities
OTC swap contracts at market value (f)	1,717,943
Unrealized depreciation on forward foreign currency exchange contracts	245,235
Collateral for securities loaned	85,174,019
Payables for:
Investments purchased	1,548,242
Fund shares redeemed	100,771
Variation margin on futures contracts	12,155
Variation margin on centrally cleared swap contracts	100,957
Accrued Expenses:
Management fees	257,743
Distribution and service fees	47,377
Deferred trustees’ fees	151,303
Other expenses	206,489

Total Liabilities	89,562,234

Net Assets	$751,001,750

Net Assets Consist of:
Paid in surplus	$921,956,589
Distributable earnings (Accumulated losses)	(170,954,839)

Net Assets	$751,001,750

Net Assets
Class A	$520,742,851
Class B	230,258,899
Capital Shares Outstanding*
Class A	61,537,187
Class B	27,329,924
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.46
Class B	8.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $864,718,334.
(b)	Includes securities loaned at value of $88,300,420.
(c)	Identified cost of cash denominated in foreign currencies was $561,519.
(d)	Includes collateral of $953,200 for futures contracts and $1,590,000 for OTC swap contracts.
(e)	Net premium received on OTC swap contracts was $366,615.
(f)	Net premium received on OTC swap contracts was $642,198.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends	$271,178
Interest	13,911,076
Securities lending income	74,955

Total investment income	14,257,209
Expenses
Management fees	1,893,970
Administration fees	27,394
Custodian and accounting fees	105,291
Distribution and service fees—Class B	287,655
Audit and tax services	50,086
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	12,170
Insurance	3,718
Miscellaneous	7,330

Total expenses	2,426,896
Less management fee waiver	(320,548)

Net expenses	2,106,348

Net Investment Income	12,150,861

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(8,142,145)
Futures contracts	81,603
Swap contracts	256,205
Foreign currency transactions	(7,029)
Forward foreign currency transactions	(414,573)

Net realized gain (loss)	(8,225,939)

Net change in unrealized appreciation (depreciation) on:
Investments	10,642,265
Futures contracts	(1,454,497)
Swap contracts	912,040
Foreign currency transactions	43,470
Forward foreign currency transactions	216,814

Net change in unrealized appreciation (depreciation)	10,360,092

Net realized and unrealized gain (loss)	2,134,153

Net Increase (Decrease) in Net Assets From Operations	$14,285,014

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,150,861	$14,876,741
Net realized gain (loss)	(8,225,939)	(23,769,110)
Net change in unrealized appreciation (depreciation)	10,360,092	(35,415,093)

Increase (decrease) in net assets from operations	14,285,014	(44,307,462)

From Distributions to Shareholders
Class A	(19,052,318)	(17,918,174)
Class B	(7,879,683)	(6,718,550)

Total distributions	(26,932,001)	(24,636,724)

Increase (decrease) in net assets from capital share transactions	7,999,208	(170,279,722)

Total increase (decrease) in net assets	(4,647,779)	(239,223,908)

Net Assets
Beginning of period	755,649,529	994,873,437

End of period	$751,001,750	$755,649,529

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	85,459	$746,296	11,247	$97,276
Reinvestments	2,252,047	19,052,318	2,090,802	17,918,174
Redemptions	(2,218,955)	(19,443,556)	(17,710,718)	(156,470,929)

Net increase (decrease)	118,551	$355,058	(15,608,669)	$(138,455,479)

Class B
Sales	1,876,095	$16,261,124	3,222,408	$28,460,272
Reinvestments	935,829	7,879,683	786,716	6,718,550
Redemptions	(1,900,535)	(16,496,657)	(7,629,923)	(67,003,065)

Net increase (decrease)	911,389	$7,644,150	(3,620,799)	$(31,824,243)

Increase (decrease) derived from capital shares transactions		$7,999,208		$(170,279,722)

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.62		$9.31	$9.45	$9.59	$9.49	$9.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.16	0.10	0.17	0.29	0.29
Net realized and unrealized gain (loss)	0.02		(0.58)	(0.04)	0.05	0.16	(0.22)

Total income (loss) from investment operations	0.16		(0.42)	0.06	0.22	0.45	0.07

Less Distributions
Distributions from net investment income	(0.32)		(0.27)	(0.20)	(0.36)	(0.35)	(0.20)

Total distributions	(0.32)		(0.27)	(0.20)	(0.36)	(0.35)	(0.20)

Net Asset Value, End of Period	$8.46		$8.62	$9.31	$9.45	$9.59	$9.49

Total Return (%) (b)	1.87	(c)	(4.54)	0.62	2.40	4.77	0.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(d)	0.56	0.55	0.56	0.55	0.55
Net ratio of expenses to average net assets (%) (e)	0.48	(d)	0.47	0.46	0.49	0.48	0.48
Ratio of net investment income (loss) to average net assets (%)	3.29	(d)	1.82	1.01	1.87	3.03	3.00
Portfolio turnover rate (%)	29	(c)	56 (f)	78 (f)	103 (f)	49 (f)	48 (f)
Net assets, end of period (in millions)	$520.7		$529.3	$716.9	$710.3	$728.0	$731.6

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$8.57		$9.25	$9.40	$9.54	$9.44		$9.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13		0.14	0.07	0.15	0.26		0.26
Net realized and unrealized gain (loss)	0.03		(0.58)	(0.04)	0.04	0.16		(0.21)

Total income (loss) from investment operations	0.16		(0.44)	0.03	0.19	0.42		0.05

Less Distributions
Distributions from net investment income	(0.30)		(0.24)	(0.18)	(0.33)	(0.32)		(0.17)

Total distributions	(0.30)		(0.24)	(0.18)	(0.33)	(0.32)		(0.17)

Net Asset Value, End of Period	$8.43		$8.57	$9.25	$9.40	$9.54		$9.44

Total Return (%) (b)	1.85	(c)	(4.74)	0.28	2.12	4.52	(g)	0.54 (g)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(d)	0.81	0.80	0.81	0.80		0.80
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.72	0.71	0.74	0.73		0.73
Ratio of net investment income (loss) to average net assets (%)	3.05	(d)	1.58	0.76	1.62	2.78		2.75
Portfolio turnover rate (%)	29	(c)	56 (f)	78 (f)	103 (f)	49	(f)	48 (f)
Net assets, end of period (in millions)	$230.3		$226.4	$278.0	$259.6	$272.7		$267.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 49%, 50%, 71%, 45%, and 42% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.
(g)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri- party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $208,125. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $31,215,436. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(397,696)	$—	$—	$—	$(397,696)
Corporate Bonds & Notes	(77,873,863)	—	—	—	(77,873,863)
Foreign Government	(311,000)	—	—	—	(311,000)
U.S. Treasury & Government Agencies	(6,591,460)	—	—	—	(6,591,460)
Total Borrowings	$(85,174,019)	$—	$—	$—	$(85,174,019)
Gross amount of recognized liabilities for securities lending transactions					$(85,174,019)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the

BHFTI-29

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$819,285	Unrealized depreciation on futures contracts (a) (b)	$1,877,190
Credit	OTC swap contracts at market value (c)	447,439	OTC swap contracts at market value (c)	1,717,943
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	125,466	Unrealized depreciation on centrally cleared swap contracts (b) (d)	355,649
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	64,700	Unrealized depreciation on forward foreign currency exchange contracts	245,235

Total		$1,456,890		$4,196,017

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $38,520.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$447,439	$(447,439)	$—	$—
JPMorgan Chase Bank N.A.	64,700	(64,700)	—	—

	$512,139	$(512,139)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$1,597,707	$(447,439)	$(1,150,268)	$—
JPMorgan Chase Bank N.A.	245,235	(64,700)	(120,000)	60,535
Morgan Stanley & Co. International plc	120,236	—	—	120,236

	$1,963,178	$(512,139)	$(1,270,268)	$180,771

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-30

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(414,573)	$(414,573)
Futures contracts	81,603	—	—	81,603
Swap contracts	—	256,205	—	256,205

	$81,603	$256,205	$(414,573)	$(76,765)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$216,814	$216,814
Futures contracts	(1,454,497)	—	—	(1,454,497)
Swap contracts	—	912,040	—	912,040

	$(1,454,497)	$912,040	$216,814	$(325,643)

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$29,003,322
Futures contracts long	142,044,897
Futures contracts short	(62,127,881)
Swap contracts	58,866,039

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

BHFTI-31

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTI-32

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$257,252,545	$49,345,223	$126,484,628	$75,306,426

BHFTI-33

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Feesearned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$1,893,970	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	First $100 million
0.030%	$100 million to $150 million
0.060%	$150 million to $250 million
0.050%	$250 million to $500 million
0.090%	$500 million to $1.5 billion
0.070%	Over $1.5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period May 1, 2023 to April 30, 2024, the Adviser has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of the Brighthouse/Templeton International Bond Portfolio, a series of the Trust also subadvised by the Subadviser. An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average

BHFTI-34

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$863,244,147

Gross unrealized appreciation	6,875,925
Gross unrealized (depreciation)	(41,711,609)

Net unrealized appreciation (depreciation)	$(34,835,684)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$24,636,724	$20,529,538	$—	$—	$24,636,724	$20,529,538

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$26,679,010	$—	$(49,384,499)	$(135,452,884)	$(158,158,373)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $27,739,280 and accumulated long-term capital losses of $107,713,604.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-35

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-36

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Brighthouse/Templeton International Bond Portfolio returned -0.40% and -0.40%, respectively. The Portfolio’s benchmark, the FTSE World Government Bond Index ex-U.S.¹, returned 1.52%.

MARKET ENVIRONMENT / CONDITIONS

At the halfway point, 2023 was marked by something of a retreat from the dominant themes of 2022. On the monetary policy front, there was increasing evidence that we are in the later stages of the global interest rate hiking cycle. During the six-month period, the U.S. Federal Reserve raised the fed funds target rate by a total of 75 basis points (“bps”) to a range of 5.00%–5.25%, while the European Central Bank raised rates by 150 bps to 4.00%. The U.S. dollar traded rangebound during the period. Most European and Latin American currencies strengthened, while most Asian currencies were weaker. With a few exceptions, sovereign bond yields declined over the first half of 2023. During the period, the yield on the 10-year U.S. Treasury note fell slightly to end June at 3.84%, while the yield on the 10-year German bund fell 18 bps to 2.39%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the FTSE World Government Bond Index ex-U.S., primarily due to currency positions. Interest-rate strategies were additive and sovereign credit exposures had a neutral effect on relative results. Among currencies, the Portfolio’s underweight exposure to the euro detracted from relative performance, as did overweight positions in the South Korean won and Japanese yen. However, overweight positions in the Colombian peso and Brazilian real contributed to relative results. Underweight duration exposures in the euro area and Japan also detracted, while overweight duration exposures in Colombia and Brazil contributed.

During the reporting period, we continued to see value in sovereign bond yields in several emerging markets, as well as duration in select developed markets. In currencies, the Portfolio remained focused on value opportunities in countries with strong trade dynamics and healthy financial profiles, notably in Asia. In credit markets, we continued to see pockets of value in select sovereign credit exposures that have undervalued growth drivers and attractive risk-adjusted spreads.

Foreign exchange forwards were used during the period to actively manage currencies for investment exposure purposes. These derivatives were used specifically to gain additional currency exposure in specific countries in which we also held local-currency denominated securities, such as Australia, India and Japan (positions that were long the Japanese yen detracted), and to gain positive exposure to specific currencies, such as the New Zealand dollar and Chilean peso. The Portfolio will also use derivatives for hedging purposes when appropriate.

Michael Hasenstab

Calvin Ho

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The FTSE World Government Bond Index ex-U.S. measures the performance of fixed-rate, local currency, investment-grade sovereign bonds primarily in Europe and Asia.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE WORLD GOVERNMENT BOND INDEX EX-U.S.

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Templeton International Bond Portfolio
Class A	-0.40	0.94	-2.34	-1.11
Class B	-0.40	0.82	-2.57	-1.34
FTSE World Government Bond Index ex-U.S.	1.52	-2.63	-3.75	-1.40

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Countries

% of Net Assets
United States	11.4
South Korea	9.9
Australia	9.0
Indonesia	8.9
Malaysia	7.5
Brazil	6.4
Colombia	6.2
Germany	4.9
Mexico	4.6
Singapore	4.6

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.72%	$1,000.00	$996.00	$3.56
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61
Class B (a)	Actual	0.97%	$1,000.00	$996.00	$4.80
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Foreign Government—78.5% of Net Assets

Security Description	Principal Amount*	Value

Australia—9.0%
New South Wales Treasury Corp.
1.750%, 03/20/34 (AUD)	6,419,000	$3,183,551
2.000%, 03/08/33 (AUD)	27,953,000	14,702,459
Queensland Treasury Corp.
1.750%, 07/20/34 (144A) (AUD)	15,808,000	7,836,823
2.000%, 08/22/33 (AUD)	17,830,000	9,340,755
Treasury Corp. of Victoria
2.250%, 09/15/33 (AUD)	20,302,000	10,747,580
2.250%, 11/20/34 (AUD)	10,817,000	5,545,224

		51,356,392

Brazil—6.4%
Brazil Notas do Tesouro Nacional
10.000%, 01/01/27 (BRL)	91,060,000	17,989,514
10.000%, 01/01/29 (BRL)	43,635,000	8,911,529
10.000%, 01/01/31 (BRL)	35,111,000	6,773,692
10.000%, 01/01/33 (BRL)	14,645,000	2,798,929

		36,473,664

Colombia—6.2%
Colombian TES
5.750%, 11/03/27 (COP)	14,348,000,000	2,959,496
6.000%, 04/28/28 (COP)	10,513,000,000	2,159,888
6.250%, 11/26/25 (COP)	2,540,000,000	563,363
6.250%, 07/09/36 (COP)	4,082,000,000	708,075
7.000%, 03/26/31 (COP)	9,039,100,000	1,826,250
7.000%, 06/30/32 (COP)	19,600,000,000	3,850,985
7.250%, 10/18/34 (COP)	10,860,000,000	2,099,574
7.500%, 08/26/26 (COP)	15,022,100,000	3,379,656
7.750%, 09/18/30 (COP)	54,694,100,000	11,658,886
9.250%, 05/28/42 (COP)	4,268,000,000	915,533
13.250%, 02/09/33 (COP)	18,133,000,000	5,096,969

		35,218,675

Germany—4.9%
Bundesobligation
Zero Coupon, 10/18/24 (EUR)	3,560,000	3,720,872
Bundesrepublik Deutschland Bundesanleihe
6.250%, 01/04/24 (EUR)	3,491,000	3,859,855
Bundesschatzanweisungen
0.400%, 09/13/24 (EUR)	7,724,000	8,136,808
German Treasury Bills
2.546%, 09/20/23 (EUR) (a)	1,594,000	1,726,745
2.642%, 10/18/23 (EUR) (a)	9,598,000	10,367,848

		27,812,128

Ghana—0.3%
Ghana Government Bonds
8.350%, 02/16/27 (GHS)	6,841,017	320,414
8.500%, 02/15/28 (GHS)	6,841,017	280,553
8.650%, 02/13/29 (GHS)	6,521,359	239,264
8.800%, 02/12/30 (GHS)	6,521,359	218,503
8.950%, 02/11/31 (GHS)	6,294,012	195,998
9.100%, 02/10/32 (GHS)	6,294,012	185,224

Ghana—(Continued)
Ghana Government Bonds
9.250%, 02/08/33 (GHS)	6,294,012	177,556
9.400%, 02/07/34 (GHS)	1,818,785	49,557
9.550%, 02/06/35 (GHS)	1,818,785	48,329
9.700%, 02/05/36 (GHS)	1,818,785	47,493
9.850%, 02/03/37 (GHS)	1,818,785	46,952
10.000%, 02/02/38 (GHS)	1,818,785	46,629

		1,856,472

India—4.5%
India Government Bonds
6.790%, 05/15/27 (INR)	1,349,610,000	16,326,355
7.100%, 04/18/29 (INR)	131,600,000	1,603,297
7.260%, 08/22/32 (INR)	658,300,000	8,082,679

		26,012,331

Indonesia—8.9%
Indonesia Treasury Bonds
6.125%, 05/15/28 (IDR)	10,805,000,000	723,578
6.375%, 08/15/28 (IDR)	10,805,000,000	734,502
6.375%, 04/15/32 (IDR)	26,515,000,000	1,773,543
6.500%, 02/15/31 (IDR)	9,445,000,000	634,734
7.000%, 09/15/30 (IDR)	29,766,000,000	2,063,997
7.000%, 02/15/33 (IDR)	575,334,000,000	40,314,249
8.375%, 03/15/34 (IDR)	56,926,000,000	4,365,850

		50,610,453

Japan—4.4%
Japan Treasury Bills
Zero Coupon, 11/10/23 (JPY) (a)	695,200,000	4,820,483
Zero Coupon, 12/20/23 (JPY) (a)	314,000,000	2,177,619
Zero Coupon, 02/20/24 (JPY) (a)	2,642,300,000	18,328,921

		25,327,023

Malaysia—7.5%
Malaysia Government Bonds
3.502%, 05/31/27 (MYR)	3,400,000	724,316
3.519%, 04/20/28 (MYR)	5,950,000	1,270,209
3.582%, 07/15/32 (MYR)	24,720,000	5,182,753
3.733%, 06/15/28 (MYR)	51,100,000	10,991,273
3.885%, 08/15/29 (MYR)	6,410,000	1,379,943
3.899%, 11/16/27 (MYR)	81,570,000	17,647,026
3.900%, 11/30/26 (MYR)	10,200,000	2,208,864
4.498%, 04/15/30 (MYR)	15,680,000	3,510,573

		42,914,957

Mexico—4.6%
Mexico Bonos
7.500%, 05/26/33 (MXN)	266,740,000	14,346,645
7.750%, 11/23/34 (MXN)	55,470,000	3,024,325
7.750%, 11/13/42 (MXN)	70,400,000	3,688,669
8.500%, 05/31/29 (MXN)	41,400,000	2,394,631
8.500%, 11/18/38 (MXN)	32,710,000	1,861,242
10.000%, 11/20/36 (MXN)	17,840,000	1,151,882

		26,467,394

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Norway—4.0%
Norway Government Bonds
1.500%, 02/19/26 (144A) (NOK)	20,165,000	$1,761,018
1.750%, 03/13/25 (144A) (NOK)	33,998,000	3,044,224
3.000%, 03/14/24 (144A) (NOK)	196,347,000	18,158,475

		22,963,717

Singapore—4.6%
Singapore Government Bonds
2.625%, 08/01/32 (SGD)	19,920,000	14,213,253
2.875%, 09/01/30 (SGD)	3,770,000	2,747,216
3.375%, 09/01/33 (SGD)	12,460,000	9,452,795

		26,413,264

South Korea—9.9%
Korea Treasury Bonds
2.375%, 03/10/27 (KRW)	11,114,000,000	8,053,766
3.125%, 09/10/27 (KRW)	65,573,000,000	48,669,059

		56,722,825

Thailand—3.3%
Bank of Thailand Bond
0.660%, 11/22/23 (THB)	113,580,000	3,187,391
Thailand Government Bonds
0.750%, 09/17/24 (THB)	319,810,000	8,871,921
1.000%, 06/17/27 (THB)	244,740,000	6,567,834

		18,627,146

Total Foreign Government (Cost $473,330,890)		448,776,441

U.S. Treasury & Government Agencies—11.4%
Security Description	Principal Amount*	Value

U.S. Treasury—11.4%
U.S. Treasury Notes
1.500%, 10/31/24	15,650,000	14,890,730
1.750%, 12/31/24	52,891,000	50,283,639

Total U.S. Treasury & Government Agencies (Cost $70,448,115)		65,174,369

Short-Term Investment—8.9%

Repurchase Agreement—8.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $50,988,667; collateralized by U.S. Treasury Note at 4.125%, maturing 06/15/26, with a market value of $51,998,532.	50,978,896	50,978,896

Total Short-Term Investments (Cost $50,978,896)		50,978,896

Total Investments—98.8% (Cost $594,757,901)		564,929,706
Other assets and liabilities (net)—1.2%		6,868,979

Net Assets—100.0%		$571,798,685

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents current yield to maturity.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $30,800,540, which is 5.4% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	4,390,000	CBNA	11/08/23	USD	2,944,241	$(9,820)
AUD	4,390,000	DBAG	11/08/23	USD	2,943,363	(8,942)
AUD	8,821,000	DBAG	11/22/23	USD	5,867,959	30,406
AUD	8,269,000	JPMC	11/22/23	USD	5,500,952	28,305
CAD	9,729,000	BOA	09/11/23	USD	7,060,642	291,203
CAD	3,260,000	CBNA	09/11/23	USD	2,365,945	97,516
CAD	1,290,000	MSCS	09/11/23	USD	936,209	38,597
CLP	2,155,900,000	JPMC	07/05/23	USD	2,672,990	15,986
CLP	1,499,360,000	GSBU	07/12/23	USD	1,849,349	19,350
CLP	721,613,030	GSBU	07/26/23	USD	721,613	175,949
CLP	992,448,360	GSBU	07/26/23	USD	994,437	239,997
CLP	3,442,291,280	GSBU	08/04/23	USD	4,197,916	78,175
CLP	1,631,452,324	JPMC	08/04/23	USD	1,988,485	38,142
CLP	2,697,170,000	MSCS	08/16/23	USD	3,346,780	(1,358)
CLP	1,016,763,433	GSBU	09/20/23	USD	1,243,671	12,756
CLP	1,631,447,676	JPMC	10/16/23	USD	1,988,722	22,510
INR	102,619,900	HSBC	07/10/23	USD	1,241,200	9,492
INR	113,234,200	JPMC	07/11/23	USD	1,352,260	27,746
INR	251,201,100	CBNA	09/20/23	USD	3,038,417	15,329
INR	87,540,800	JPMC	09/20/23	USD	1,060,458	3,739

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
INR	227,293,700	JPMC	09/20/23	USD	2,742,774	$20,339
INR	102,619,900	HSBC	10/05/23	USD	1,246,900	(95)
INR	768,000,000	HSBC	12/20/23	USD	9,251,897	51,096
JPY	787,664,730	JPMC	08/21/23	USD	5,673,939	(175,959)
JPY	2,667,975,460	BOA	09/15/23	USD	19,410,516	(714,057)
JPY	3,472,722,990	DBAG	09/15/23	USD	25,235,062	(899,146)
JPY	750,210,940	BNP	09/20/23	USD	5,741,703	(480,218)
JPY	4,764,100,000	BNP	09/20/23	USD	34,377,257	(965,000)
JPY	1,508,625,880	BOA	09/20/23	USD	10,921,981	(341,473)
JPY	785,700,000	MSCS	09/20/23	USD	5,632,359	(121,977)
JPY	2,505,000,000	GSBU	12/15/23	USD	18,428,603	(604,392)
KRW	3,637,500,000	DBAG	09/20/23	USD	2,771,640	264
KRW	45,700,000	HSBC	09/20/23	USD	36,142	(1,317)
NZD	4,480,000	BOA	09/20/23	USD	2,741,939	6,547
NZD	5,280,000	CBNA	09/20/23	USD	3,223,546	15,742
NZD	20,030,000	JPMC	09/20/23	USD	12,231,720	56,712

Contracts to Deliver
CAD	9,729,000	BOA	09/11/23	USD	7,209,871	(141,974)
CAD	3,260,000	CBNA	09/11/23	USD	2,414,207	(49,255)
CAD	1,290,000	MSCS	09/11/23	USD	955,273	(19,533)
CLP	2,155,900,000	JPMC	07/05/23	USD	2,703,723	14,747
CLP	1,499,360,000	GSBU	07/12/23	USD	1,881,940	13,240
CLP	1,714,061,390	GSBU	07/26/23	USD	2,140,142	8,147
CLP	860,000,000	GSBU	08/04/23	USD	1,075,282	6,971
INR	102,619,900	HSBC	07/10/23	USD	1,250,242	(449)

Net Unrealized Depreciation						$(3,195,962)

Cash in the amount of $20,000 has been received at the custodian bank and held as collateral for forward foreign currency exchange contracts.

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GHS)—	Ghana Cedi
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(USD)—	United States Dollar

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$448,776,441	$—	$448,776,441
Total U.S. Treasury & Government Agencies*	—	65,174,369	—	65,174,369
Total Short-Term Investment*	—	50,978,896	—	50,978,896
Total Investments	$—	$564,929,706	$—	$564,929,706

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,339,003	$—	$1,339,003
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,534,965)	—	(4,534,965)
Total Forward Contracts	$—	$(3,195,962)	$—	$(3,195,962)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)	$564,929,706
Cash denominated in foreign currencies (b)	584,623
Cash collateral for forward foreign currency exchange contracts	2,460,844
Unrealized appreciation on forward foreign currency exchange contracts	1,339,003
Receivable for:
Investments sold	2,320,020
Fund shares sold	11,511
Interest	8,441,544
Prepaid expenses	4,736

Total Assets	580,091,987
Liabilities
Cash collateral for forward foreign currency exchange contracts	260,000
Unrealized depreciation on forward foreign currency exchange contracts	4,534,965
Payables for:
Investments purchased	2,309,770
Fund shares redeemed	252,789
Foreign taxes	146,293
Accrued Expenses:
Management fees	284,037
Distribution and service fees	6,586
Deferred trustees’ fees	164,939
Other expenses	333,923

Total Liabilities	8,293,302

Net Assets	$571,798,685

Net Assets Consist of:
Paid in surplus	$722,557,205
Distributable earnings (Accumulated losses) (c)	(150,758,520)

Net Assets	$571,798,685

Net Assets
Class A	$539,883,437
Class B	31,915,248
Capital Shares Outstanding*
Class A	71,557,415
Class B	4,326,792
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.54
Class B	7.38

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, was $594,757,901.
(b)	Identified cost of cash denominated in foreign currencies was $587,122.
(c)	Includes foreign capital gains tax of $146,293.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Interest (a)	$11,465,892
Securities lending income	11,943

Total investment income	11,477,835
Expenses
Management fees	1,785,950
Administration fees	24,491
Custodian and accounting fees	214,600
Distribution and service fees—Class B	41,008
Audit and tax services	43,615
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	10,804
Insurance	2,712
Miscellaneous	19,339

Total expenses	2,181,801

Net Investment Income	9,296,034

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	(23,989,123)
Foreign currency transactions	363,201
Forward foreign currency transactions	(2,230,062)

Net realized gain (loss)	(25,855,984)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	23,590,836
Foreign currency transactions	(32,239)
Forward foreign currency transactions	(8,778,602)

Net change in unrealized appreciation (depreciation)	14,779,995

Net realized and unrealized gain (loss)	(11,075,989)

Net Increase (Decrease) in Net Assets From Operations	$(1,779,955)

(a)	Net of foreign withholding taxes of $480,317.
(b)	Net of foreign capital gains tax of $174,338.
(c)	Includes change in foreign capital gains tax of $34,083.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,296,034	$4,686,492
Net realized gain (loss)	(25,855,984)	(101,080,569)
Net change in unrealized appreciation (depreciation)	14,779,995	60,866,978

Increase (decrease) in net assets from operations	(1,779,955)	(35,527,099)

Increase (decrease) in net assets from capital share transactions	(40,080,884)	(265,140,377)

Total increase (decrease) in net assets	(41,860,839)	(300,667,476)

Net Assets
Beginning of period	613,659,524	914,327,000

End of period	$571,798,685	$613,659,524

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	55,126	$419,558	106,257	$823,381
Redemptions	(5,036,333)	(38,487,705)	(33,640,794)	(259,230,646)

Net increase (decrease)	(4,981,207)	$(38,068,147)	(33,534,537)	$(258,407,265)

Class B
Sales	75,220	$560,991	150,758	$1,119,387
Redemptions	(345,166)	(2,573,728)	(1,037,926)	(7,852,499)

Net increase (decrease)	(269,946)	$(2,012,737)	(887,168)	$(6,733,112)

Increase (decrease) derived from capital shares transactions		$(40,080,884)		$(265,140,377)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020		2019	2018
Net Asset Value, Beginning of Period	$7.57		$7.92	$8.31	$9.48		$10.22	$10.08

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.05	0.17	0.29		0.43	0.40
Net realized and unrealized gain (loss)	(0.15)		(0.40)	(0.56)	(0.84)		(0.28)	(0.26)

Total income (loss) from investment operations	(0.03)		(0.35)	(0.39)	(0.55)		0.15	0.14

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.62)		(0.87)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	0.00		(0.02)	0.00
Distributions from return of capital	0.00		0.00	0.00	(0.00	)(b)	0.00	0.00

Total distributions	0.00		0.00	0.00	(0.62)		(0.89)	0.00

Net Asset Value, End of Period	$7.54		$7.57	$7.92	$8.31		$9.48	$10.22

Total Return (%) (c)	(0.40	)(d)	(4.42)	(4.69)	(5.75)		1.44	1.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(e)	0.70	0.69	0.68		0.68	0.70
Net ratio of expenses to average net assets (%) (f)	0.72	(e)	0.70	0.69	0.68		0.68	0.70
Ratio of net investment income (loss) to average net assets (%)	3.14	(e)	0.67	2.09	3.36		4.35	3.95
Portfolio turnover rate (%)	59	(d)	29	41	37		31	34
Net assets, end of period (in millions)	$539.9		$579.6	$871.7	$988.4		$1,037.7	$1,144.8

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020		2019	2018
Net Asset Value, Beginning of Period	$7.41		$7.77	$8.18	$9.33		$10.07	$9.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.03	0.15	0.27		0.40	0.37
Net realized and unrealized gain (loss)	(0.14)		(0.39)	(0.56)	(0.82)		(0.28)	(0.26)

Total income (loss) from investment operations	(0.03)		(0.36)	(0.41)	(0.55)		0.12	0.11

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.60)		(0.84)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	0.00		(0.02)	0.00
Distributions from return of capital	0.00		0.00	0.00	(0.00	)(b)	0.00	0.00

Total distributions	0.00		0.00	0.00	(0.60)		(0.86)	0.00

Net Asset Value, End of Period	$7.38		$7.41	$7.77	$8.18		$9.33	$10.07

Total Return (%) (c)	(0.40	)(d)	(4.63)	(5.01)	(5.91)		1.17	1.10 (g)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(e)	0.95	0.94	0.93		0.93	0.95
Net ratio of expenses to average net assets (%) (f)	0.97	(e)	0.95	0.94	0.93		0.93	0.95
Ratio of net investment income (loss) to average net assets (%)	2.90	(e)	0.44	1.85	3.12		4.11	3.69
Portfolio turnover rate (%)	59	(d)	29	41	37		31	34
Net assets, end of period (in millions)	$31.9		$34.1	$42.6	$43.5		$44.4	$45.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to distributions from return of capital and net operating losses. These adjustments have no impact on net assets or the results of operations.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had investments in repurchase agreements with a gross value of $50,978,896, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement. As of June 30, 2023, there were no securities on loan.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$1,339,003	Unrealized depreciation on forward foreign currency exchange contracts	$4,534,965

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$297,750	$(297,750)	$—	$—
Citibank N.A.	128,587	(59,075)	(20,000)	49,512
Deutsche Bank AG	30,670	(30,670)	—	—
Goldman Sachs Bank USA	554,585	(554,585)	—	—
HSBC Bank plc	60,588	(1,861)	—	58,727
JPMorgan Chase Bank N.A.	228,226	(175,959)	—	52,267
Morgan Stanley Capital Services LLC	38,597	(38,597)	—	—

	$1,339,003	$(1,158,497)	$(20,000)	$160,506

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$1,197,504	$(297,750)	$—	$899,754
BNP Paribas S.A.	1,445,218	—	(1,310,000)	135,218
Citibank N.A.	59,075	(59,075)	—	—
Deutsche Bank AG	908,088	(30,670)	(877,418)	—
Goldman Sachs Bank USA	604,392	(554,585)	(49,807)	—
HSBC Bank plc	1,861	(1,861)	—	—
JPMorgan Chase Bank N.A.	175,959	(175,959)	—	—
Morgan Stanley Capital Services LLC	142,868	(38,597)	—	104,271

	$4,534,965	$(1,158,497)	$(2,237,225)	$1,139,243

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(2,230,062)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(8,778,602)

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$323,828,689

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$277,320,333	$31,486,530	$228,143,121

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2023 were $1,785,950.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.020%	On amounts over $	1 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. No fees were waived during the six months ended June 30, 2023.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$595,863,876

Gross unrealized appreciation	8,913,241
Gross unrealized (depreciation)	(41,937,398)

Net unrealized appreciation (depreciation)	$(33,024,157)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$—	$—	$—	$—	$—	$

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$(56,411,447)	$(92,403,841)	$(148,815,288)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated long-term capital losses of $92,403,841.

During the year ended December 31, 2022, the Portfolio utilized accumulated short-term capital losses of $31,979.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Brighthouse/Wellington Large Cap Research Portfolio returned 15.27%, 15.02%, and 15.07%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index¹, returned 16.89%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter, U.S. equities surged higher. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The tumult generated more uncertainty about the U.S. economic outlook, as investors grappled to assess the impact of tightening credit conditions and the path of interest rates and inflation. Shares of large technology companies surged, helping growth stocks significantly outperform their value counterparts. A modest decline in consumer price growth during the quarter and a sharp drop in the Producer Price Index in March offered greater assurances that price pressures were easing. However, prices remained highly elevated, and the Federal Reserve’s (the “Fed”) task of curbing inflation was further complicated by a robust job market, resilient consumer spending, and upheaval in the banking industry. The Fed slowed its pace of policy tightening, raising interest rates by 25 basis points in February and March, to a range between 4.75%—5%. The median forecast of members of the Federal Open Market Committee revealed that interest rates were anticipated to peak at 5.10% in 2023. Fed Chair Jerome Powell pushed back on views of rate cuts in 2023, although federal funds futures indicated that markets expect the Fed to lower rates by the end of the year.

U.S. equities advanced during the reporting period, largely driven by a potent rally in a narrow group of mega cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence (“AI”). Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment. Despite the strains from lofty interest rates and tightening credit conditions, the economy showed remarkable vigor; a robust labor market, resilient consumer spending, and renewed strength in the housing market offered hope that the U.S. could achieve a moderate economic slowdown rather than a full-blown recession. In June, the Fed held interest rates stable for the first time in 15 months to assess the impact of tighter monetary policy and recent banking industry stresses on the economy and inflation. However, most Fed policymakers anticipate two more rate hikes this year amid concerns that stronger-than-expected economic growth and robust wage gains could lead to more persistent inflation. Annualized U.S. GDP in the first quarter was revised sharply higher to 2%—well above the previous estimate of 1.3%—driven by the largest annual increase in consumer spending since mid-2021. Following months of high stakes political negotiations that unsettled financial markets, President Joe Biden signed into law a bill to suspend the U.S. debt ceiling and limit government spending.

Within the S&P 500 Index, seven of the eleven sectors rose for the six months ended June 30, 2023. Information Technology (“IT”) (+42.6%) and Communication Services (+36.2%) were the top performing sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the S&P 500 Index, for the six-month period ended June 30, 2023. Challenging stock selection within the IT, Consumer Discretionary, and Financials sectors detracted most from relative performance. This was partially offset by stronger stock selection within the Health Care, Energy, and Communication Services sectors.

Top detractors from relative performance during the period included underweight positions in NVIDIA, Apple, and Tesla. Shares of NVIDIA surged over the period after the chipmaker provided second-quarter revenue and gross margin outlook sharply above estimates. This was driven by strong data center demand on the growing need of chips for generative AI and language learning models. At the end of May, the company became the first chipmaker to achieve a $1 trillion market valuation. Shares of Apple climbed higher over the period. Despite the iPhone maker reporting a miss on consensus expectations for the first quarter, its install base grew to 2 billion devices. The iPhone install base in particular is at an all-time high and saw double-digit growth in emerging markets. Apple later reported second-quarter earnings ahead of consensus estimates led by strong iPhone sales and healthy operating margins. Additionally, the Board of Directors authorized an additional share buyback of up to $90 billion. We remained underweight both stocks and instead own overweight positions in other semiconductor companies such as Advanced Micro Devices and internet-related stocks such as Meta and Alphabet. Shares of Tesla rose over the period after reporting strong financial results for 2022. Elon Musk’s outlook gave investors optimism that demand remained strong and outpaced production capacity following last year’s vehicle price cuts. The company’s Model Y was the number one selling vehicle globally in the first quarter becoming the first Electric Vehicle (“EV”) to claim that title. Additionally, fellow EV maker Rivian announced it will join Ford and General Motors in adopting Tesla’s North American Charging Standard.
Top contributors to relative performance during the period included overweight positions in Meta Platforms, and Amazon, and an out of benchmark position in Airnb. Meta management anticipated lowered total expenses in 2023 driven in part by staff reduction. The company reported upbeat first quarter 2023 results; revenue, earnings, and user growth exceeded expectations. An increase in advertising revenue was attributed to robust advertisement spending in China. Shares of Amazon benefited from positive investor sentiment attributed partly to further cost cutting measures. Amazon also reported first quarter earnings that beat consensus estimates earlier in the period. Shares of Airbnb rose over the period as management provided better-than-expected guidance for the first quarter of 2023, driven by international recovery and longer booking windows.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

The Portfolio is managed in an industry-neutral structure relative to the benchmark, which promotes stock selection as the primary driver of performance; however, the Portfolio’s absolute exposure to the Communication Services sector increased over the period while its exposure to the Health Care sector decreased. On an absolute basis, the Portfolio ended the period with the most exposure to the IT, Health Care and Communication Services sectors.

Mary Pryshlak

Jonathan White

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Large Cap Research Portfolio
Class A	15.27	18.10	11.24	12.72
Class B	15.02	17.74	10.95	12.44
Class E	15.07	17.83	11.05	12.55
S&P 500 Index	16.89	19.59	12.31	12.86

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Microsoft Corp.	7.5
Alphabet, Inc.- Class A	5.2
Amazon.com, Inc.	5.2
Meta Platforms, Inc.- Class A	3.6
Apple, Inc.	3.2
JPMorgan Chase & Co.	1.7
Eli Lilly and Co.	1.6
Performance Food Group Co.	1.5
TJX Cos., Inc. (The)	1.5
Philip Morris International, Inc.	1.4

Top Sectors

% of Net Assets
Information Technology	21.1
Health Care	15.7
Communication Services	13.0
Financials	11.4
Consumer Discretionary	11.0
Industrials	8.1
Consumer Staples	6.4
Energy	4.6
Utilities	3.1
Materials	2.9

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.52%	$1,000.00	$1,152.70	$2.78
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class B (a)	Actual	0.77%	$1,000.00	$1,150.20	$4.11
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class E (a)	Actual	0.67%	$1,000.00	$1,150.70	$3.57
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
Boeing Co. (The) (a) (b)	43,134	$9,108,176
General Dynamics Corp.	57,209	12,308,516
Lockheed Martin Corp.	24,703	11,372,767
Raytheon Technologies Corp.	152,485	14,937,431

		47,726,890

Air Freight & Logistics—0.3%
C.H. Robinson Worldwide, Inc. (b)	80,101	7,557,529

Automobiles—0.5%
Ford Motor Co. (b)	185,872	2,812,243
Tesla, Inc. (a)	30,013	7,856,503

		10,668,746

Banks—1.7%
JPMorgan Chase & Co.	253,206	36,826,281

Beverages—1.8%
Constellation Brands, Inc. - Class A	60,997	15,013,191
Monster Beverage Corp. (a)	439,054	25,219,262

		40,232,453

Biotechnology—1.7%
Alnylam Pharmaceuticals, Inc. (a) (b)	7,324	1,391,121
Apellis Pharmaceuticals, Inc. (a) (b)	6,284	572,472
Ascendis Pharma A/S (ADR) (a) (b)	11,914	1,063,325
Biogen, Inc. (a)	13,795	3,929,506
Celldex Therapeutics, Inc. (a) (b)	20,298	688,711
Cytokinetics, Inc. (a) (b)	58,344	1,903,181
Genmab A/S (ADR) (a) (b)	33,896	1,288,387
Gilead Sciences, Inc.	29,788	2,295,761
Immunocore Holdings plc (ADR) (a) (b)	12,922	774,803
ImmunoGen, Inc. (a) (b)	42,029	793,087
Karuna Therapeutics, Inc. (a) (b)	9,839	2,133,587
Moderna, Inc. (a)	10,071	1,223,626
Prothena Corp. plc (a) (b)	8,562	584,613
PTC Therapeutics, Inc. (a) (b)	13,942	567,021
Regeneron Pharmaceuticals, Inc. (a)	5,932	4,262,379
Revolution Medicines, Inc. (a) (b)	27,997	748,920
Roivant Sciences, Ltd. (a)	63,200	637,056
Sage Therapeutics, Inc. (a) (b)	42,097	1,979,401
Sarepta Therapeutics, Inc. (a) (b)	7,281	833,820
Syndax Pharmaceuticals, Inc. (a) (b)	22,059	461,695
United Therapeutics Corp. (a)	4,522	998,232
Vaxcyte, Inc. (a) (b)	13,191	658,759
Vertex Pharmaceuticals, Inc. (a)	22,115	7,782,490

		37,571,953

Broadline Retail—5.6%
Amazon.com, Inc. (a)	872,249	113,706,379
Etsy, Inc. (a) (b)	112,006	9,476,828

		123,183,207

Building Products—0.9%
Azek Co., Inc. (The) (a)	120,833	3,660,031
Builders FirstSource, Inc. (a)	42,763	5,815,768
Fortune Brands Innovations, Inc. (b)	48,362	3,479,646
Johnson Controls International plc	58,429	3,981,352
Masterbrand, Inc. (a) (b)	35,365	411,295
Trane Technologies plc	7,600	1,453,576
Zurn Elkay Water Solutions Corp. - Class C (b)	71,184	1,914,138

		20,715,806

Capital Markets—3.2%
Ares Management Corp. - Class A	287,795	27,729,048
Morgan Stanley	114,449	9,773,945
S&P Global, Inc.	57,426	23,021,509
Tradeweb Markets, Inc. - Class A	147,142	10,076,284

		70,600,786

Chemicals—2.7%
Cabot Corp. (b)	130,949	8,759,179
Celanese Corp. (b)	54,142	6,269,644
FMC Corp.	89,511	9,339,578
Ingevity Corp. (a) (b)	55,396	3,221,831
Linde plc	49,696	18,938,152
Livent Corp. (a) (b)	98,064	2,689,895
PPG Industries, Inc.	73,374	10,881,364

		60,099,643

Commercial Services & Supplies—0.6%
Clean Harbors, Inc. (a) (b)	35,907	5,904,188
Waste Connections, Inc.	50,318	7,191,952

		13,096,140

Construction & Engineering—0.4%
Fluor Corp. (a) (b)	200,037	5,921,095
MasTec, Inc. (a) (b)	20,232	2,386,769

		8,307,864

Consumer Finance—0.9%
American Express Co.	117,859	20,531,038

Consumer Staples Distribution & Retail—1.5%
Performance Food Group Co. (a)	550,345	33,152,783

Containers & Packaging—0.1%
Ball Corp. (b)	53,605	3,120,347

Electric Utilities—2.7%
Edison International	143,000	9,931,350
Exelon Corp.	265,697	10,824,496
NextEra Energy, Inc.	150,062	11,134,600
PG&E Corp. (a)	887,421	15,334,635
Southern Co. (The) (b)	159,657	11,215,904

		58,440,985

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—0.3%
AMETEK, Inc.	29,553	$4,784,040
Emerson Electric Co.	30,385	2,746,500

		7,530,540

Energy Equipment & Services—0.5%
Schlumberger NV	205,047	10,071,909

Entertainment—1.8%
Activision Blizzard, Inc.	110,091	9,280,671
Spotify Technology S.A. (a)	68,690	11,028,180
Walt Disney Co. (The) (a)	210,951	18,833,705

		39,142,556

Financial Services—2.9%
Block, Inc. (a)	202,850	13,503,724
Equitable Holdings, Inc.	153,829	4,177,996
FleetCor Technologies, Inc. (a) (b)	28,083	7,051,080
Global Payments, Inc.	92,668	9,129,651
PayPal Holdings, Inc. (a)	94,900	6,332,677
Visa, Inc. - Class A (b)	58,822	13,969,049
WEX, Inc. (a)	57,789	10,521,643

		64,685,820

Food Products—1.3%
Hershey Co. (The)	62,183	15,527,095
Lamb Weston Holdings, Inc.	116,881	13,435,471

		28,962,566

Gas Utilities—0.4%
Atmos Energy Corp. (b)	78,013	9,076,032

Ground Transportation—0.2%
Knight-Swift Transportation Holdings, Inc.	90,803	5,045,015

Health Care Equipment & Supplies—2.8%
Abbott Laboratories	122,346	13,338,161
Boston Scientific Corp. (a)	241,775	13,077,610
DexCom, Inc. (a)	67,460	8,669,284
Edwards Lifesciences Corp. (a)	106,005	9,999,452
Insulet Corp. (a) (b)	26,708	7,700,985
Stryker Corp.	27,289	8,325,601

		61,111,093

Health Care Providers & Services—4.0%
Agilon Health, Inc. (a) (b)	317,173	5,499,780
AmerisourceBergen Corp. (b)	63,772	12,271,646
Centene Corp. (a)	189,711	12,796,007
Elevance Health, Inc.	24,410	10,845,119
HCA Healthcare, Inc.	39,204	11,897,630
Humana, Inc.	24,560	10,981,513
Molina Healthcare, Inc. (a)	35,748	10,768,727
UnitedHealth Group, Inc.	27,865	13,393,033

		88,453,455

Health Care REITs—0.5%
Welltower, Inc. (b)	121,374	9,817,943

Hotel & Resort REITs—0.4%
Ryman Hospitality Properties, Inc. (b)	103,157	9,585,348

Hotels, Restaurants & Leisure—1.9%
Airbnb, Inc. - Class A (a) (b)	155,520	19,931,443
Chipotle Mexican Grill, Inc. (a)	3,182	6,806,298
DraftKings, Inc. - Class A (a)	128,059	3,402,528
Hyatt Hotels Corp. - Class A (b)	110,561	12,668,079

		42,808,348

Household Durables—0.6%
DR Horton, Inc.	24,872	3,026,674
Lennar Corp. - Class A	39,757	4,981,950
Skyline Champion Corp. (a) (b)	71,687	4,691,914

		12,700,538

Industrial Conglomerates—0.3%
Honeywell International, Inc. (b)	34,749	7,210,418

Industrial REITs—0.4%
Rexford Industrial Realty, Inc. (b)	148,285	7,743,443

Insurance—2.7%
Arch Capital Group, Ltd. (a)	122,331	9,156,475
Assured Guaranty, Ltd.	100,491	5,607,398
Chubb, Ltd.	56,640	10,906,599
Everest Re Group, Ltd.	10,686	3,653,116
Marsh & McLennan Cos., Inc.	94,728	17,816,442
Progressive Corp. (The)	60,694	8,034,065
Trupanion, Inc. (a) (b)	189,121	3,721,901

		58,895,996

Interactive Media & Services—9.5%
Alphabet, Inc. - Class A (a)	965,174	115,531,328
Bumble, Inc. - Class A (a)	421,800	7,077,804
Cargurus, Inc. (a) (b)	326,387	7,386,138
Meta Platforms, Inc. - Class A (a)	280,033	80,363,870

		210,359,140

IT Services—1.7%
GoDaddy, Inc. - Class A (a)	180,593	13,567,952
Okta, Inc. (a) (b)	16,519	1,145,593
Snowflake, Inc. - Class A (a) (b)	15,125	2,661,697
VeriSign, Inc. (a)	86,825	19,619,845

		36,995,087

Life Sciences Tools & Services—2.1%
Agilent Technologies, Inc.	81,463	9,795,926
Danaher Corp.	78,734	18,896,160
ICON plc (a) (b)	42,880	10,728,576
Illumina, Inc. (a) (b)	37,885	7,103,058

		46,523,720

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—1.4%
Caterpillar, Inc.	18,887	$4,647,146
Flowserve Corp.	129,131	4,797,217
Fortive Corp.	80,662	6,031,098
Ingersoll Rand, Inc. (b)	45,954	3,003,554
Middleby Corp. (The) (a) (b)	35,563	5,257,278
Westinghouse Air Brake Technologies Corp.	59,417	6,516,262

		30,252,555

Media—0.9%
New York Times Co. (The) - Class A (b)	190,013	7,482,712
Omnicom Group, Inc. (b)	118,764	11,300,395

		18,783,107

Oil, Gas & Consumable Fuels—4.1%
BP plc (ADR)	774,626	27,336,552
ConocoPhillips	181,895	18,846,141
Diamondback Energy, Inc.	23,487	3,085,252
EOG Resources, Inc.	50,766	5,809,661
Marathon Petroleum Corp.	87,175	10,164,605
Shell plc (ADR) (b)	433,825	26,194,353

		91,436,564

Passenger Airlines—0.3%
Delta Air Lines, Inc. (a) (b)	150,468	7,153,249

Personal Care Products—0.4%
Estee Lauder Cos., Inc. (The) - Class A	39,706	7,797,464

Pharmaceuticals—5.2%
Aclaris Therapeutics, Inc. (a) (b)	45,146	468,164
AstraZeneca plc (ADR)	189,322	13,549,776
Elanco Animal Health, Inc. (a)	181,856	1,829,471
Eli Lilly and Co.	77,522	36,356,268
GSK plc (ADR)	119,749	4,267,854
Merck & Co., Inc.	225,763	26,050,793
Novartis AG (ADR)	61,761	6,232,303
Pfizer, Inc.	502,686	18,438,522
Zoetis, Inc. (b)	38,645	6,655,055

		113,848,206

Professional Services—1.0%
Ceridian HCM Holding, Inc. (a) (b)	143,714	9,624,526
Genpact, Ltd.	116,026	4,359,097
Science Applications International Corp. (b)	54,292	6,106,764
TriNet Group, Inc. (a)	20,903	1,985,158

		22,075,545

Real Estate Management & Development—0.1%
CoStar Group, Inc. (a)	29,340	2,611,260

Semiconductors & Semiconductor Equipment—6.3%
Advanced Micro Devices, Inc. (a)	273,764	31,184,457
KLA Corp.	31,419	15,238,843
Marvell Technology, Inc.	77,165	4,612,924
Micron Technology, Inc.	180,703	11,404,166

Semiconductors & Semiconductor Equipment—(Continued)
NVIDIA Corp.	56,562	23,926,857
ON Semiconductor Corp. (a) (b)	130,815	12,372,483
Teradyne, Inc. (b)	111,645	12,429,438
Texas Instruments, Inc.	153,884	27,702,198

		138,871,366

Software—9.9%
Aurora Innovation, Inc. (a) (b)	436,917	1,284,536
Bentley Systems, Inc. - Class B (b)	22,329	1,210,902
Guidewire Software, Inc. (a) (b)	27,006	2,054,616
Hashicorp, Inc. - Class A (a) (b)	98,688	2,583,652
HubSpot, Inc. (a)	7,492	3,986,418
Microsoft Corp.	487,376	165,971,023
Palo Alto Networks, Inc. (a) (b)	22,179	5,666,956
Salesforce, Inc. (a)	77,495	16,371,594
SentinelOne, Inc. - Class A (a) (b)	69,242	1,045,554
ServiceNow, Inc. (a)	22,044	12,388,067
Workday, Inc. - Class A (a)	27,767	6,272,288

		218,835,606

Specialized REITs—0.3%
Public Storage (b)	22,460	6,555,625

Specialty Retail—1.9%
AutoZone, Inc. (a)	3,800	9,474,768
TJX Cos., Inc. (The)	390,673	33,125,164

		42,599,932

Technology Hardware, Storage & Peripherals—3.2%
Apple, Inc.	360,090	69,846,657

Textiles, Apparel & Luxury Goods—0.5%
Deckers Outdoor Corp. (a)	6,619	3,492,581
NIKE, Inc. - Class B	75,710	8,356,113

		11,848,694

Tobacco—1.5%
Philip Morris International, Inc.	327,393	31,960,105

Trading Companies & Distributors—0.1%
Herc Holdings, Inc.	4,603	629,921
WESCO International, Inc.	13,706	2,454,196

		3,084,117

Wireless Telecommunication Services—0.8%
T-Mobile U.S., Inc. (a) (b)	129,240	17,951,436

Total Common Stocks (Cost $1,802,886,061)		2,184,062,906

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Short-Term Investment—1.4%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $31,719,598; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $32,347,806.	31,713,520	$31,713,520

Total Short-Term Investments (Cost $31,713,520)		31,713,520

Securities Lending Reinvestments (c)—11.1%

Certificates of Deposit—3.2%
Bank of America N.A.
5.200%, FEDEFF PRV + 0.130%, 09/08/23 (d)	4,000,000	3,998,160
5.440%, FEDEFF PRV + 0.370%, 11/17/23 (d)	2,000,000	1,999,942
BNP Paribas S.A.
5.260%, SOFR + 0.200%, 09/18/23 (d)	2,000,000	2,000,000
5.310%, SOFR + 0.250%, 09/08/23 (d)	2,000,000	2,000,000
5.510%, SOFR + 0.450%, 10/10/23 (d)	3,000,000	3,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (d)	5,000,000	5,001,285
Canadian Imperial Bank of Commerce(NY) 5.440%, SOFR + 0.380%, 12/12/23 (d)	2,000,000	1,999,902
Credit Agricole Corporate & Investment Bank 5.390%, 08/01/23	4,000,000	4,000,392
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (d)	5,000,000	4,996,405
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	3,000,000	2,991,390
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (d)	3,000,000	3,000,096
MUFG Bank Ltd. (NY)
5.260%, SOFR + 0.200%, 08/21/23 (d)	2,000,000	1,999,784
5.280%, SOFR + 0.220%, 08/14/23 (d)	5,000,000	4,999,700
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (d)	4,000,000	4,000,620
Oversea-Chinese Banking Corp., Ltd. 5.300%, SOFR + 0.240%, 08/08/23 (d)	2,000,000	2,000,054
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (d)	2,000,000	2,000,045
State Street Bank and Trust Co. 5.740%, SOFR + 0.680%, 07/14/23 (d)	2,000,000	2,000,360
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (d)	4,000,000	4,000,084
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/08/23	2,000,000	1,979,060
Svenska Handelsbanken AB
5.290%, SOFR + 0.230%, 08/08/23 (d)	2,000,000	2,000,124
5.400%, SOFR + 0.340%, 10/31/23 (d)	3,000,000	3,000,807
Toronto-Dominion Bank (The)
5.470%, FEDEFF PRV + 0.400%, 02/13/24 (d)	3,000,000	3,000,429
5.520%, FEDEFF PRV + 0.450%, 10/13/23 (d)	4,000,000	4,000,864

		69,969,503

Commercial Paper—1.6%
Bank of Montreal 5.280%, 08/07/23	3,000,000	2,982,948
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (d)	7,000,000	7,003,311
La Banque Postale S.A. 5.250%, SOFR + 0.190%, 09/13/23 (d)	3,000,000	3,000,000
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (d)	5,000,000	4,999,340
Old Line Funding LLC 5.370%, SOFR + 0.310%, 08/30/23 (d)	3,000,000	3,000,099
Skandinaviska Enskilda Banken AB 5.420%, SOFR + 0.360%, 11/15/23 (d)	4,000,000	4,000,592
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (d)	7,000,000	7,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	3,000,000	2,976,906

		34,963,196

Repurchase Agreements—5.3%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $13,160,098; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $13,417,655.	13,154,562	13,154,562
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $10,290,367; collateralized by various Common Stock with an aggregate market value of $11,000,001.	10,000,000	10,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $2,000,845; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $2,045,119.	2,000,000	2,000,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $11,211,041; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $11,476,785.	11,200,000	11,200,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $20,020,222; collateralized by various Common Stock with an aggregate market value of $22,318,377.	20,000,000	20,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $10,004,342; collateralized by various Common Stock with an aggregate market value of $11,117,538.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $3,015,429; collateralized by various Common Stock with an aggregate market value of $3,333,822.	3,000,000	$3,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $15,906,837; collateralized by various Common Stock with an aggregate market value of $17,708,420.	15,900,000	15,900,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $26,011,202; collateralized by various Common Stock with an aggregate market value of $28,948,908.	26,000,000	26,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $4,704,725; collateralized by various Common Stock with an aggregate market value of $5,234,564.	4,700,000	4,700,000

		115,954,562

Time Deposits—0.8%
ABN AMRO Bank NV 5.060%, 07/03/23	2,000,000	2,000,000
Banco Santander S.A. (NY) 5.060%, 07/03/23	2,000,000	2,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	2,000,000	2,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (d)	10,000,000	10,000,000
Skandi (NY) 5.060%, 07/03/23	2,000,000	2,000,000

		18,000,000

Mutual Funds—0.2%
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (e)	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $243,889,808)		243,887,261

Total Investments—111.5% (Cost $2,078,489,389)		2,459,663,687
Other assets and liabilities (net)—(11.5)%		(253,204,576)

Net Assets—100.0%		$2,206,459,111

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $272,508,182 and the collateral received consisted of cash in the amount of $243,810,194 and non-cash collateral with a value of $31,455,748. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Futures Contracts

Futures Contracts–Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	09/15/23	61	USD	13,689,163	$233,129

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,184,062,906	$—	$—	$2,184,062,906
Total Short-Term Investment*	—	31,713,520	—	31,713,520
Securities Lending Reinvestments
Certificates of Deposit	—	69,969,503	—	69,969,503
Commercial Paper	—	34,963,196	—	34,963,196
Repurchase Agreements	—	115,954,562	—	115,954,562
Time Deposits	—	18,000,000	—	18,000,000
Mutual Funds	5,000,000	—	—	5,000,000
Total Securities Lending Reinvestments	5,000,000	238,887,261	—	243,887,261
Total Investments	$2,189,062,906	$270,600,781	$—	$2,459,663,687

Collateral for Securities Loaned (Liability)	$—	$(243,810,194)	$—	$(243,810,194)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$233,129	$—	$—	$233,129

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$2,459,663,687
Cash collateral for futures contracts	683,200
Receivable for:
Investments sold	17,303,843
Fund shares sold	9,720
Dividends and interest	1,301,035
Variation margin on futures contracts	160,115
Prepaid expenses	17,701

Total Assets	2,479,139,301
Liabilities
Collateral for securities loaned	243,810,194
Payables for:
Investments purchased	26,203,114
Fund shares redeemed	1,386,820
Accrued Expenses:
Management fees	878,407
Distribution and service fees	25,926
Deferred trustees’ fees	164,939
Other expenses	210,790

Total Liabilities	272,680,190

Net Assets	$2,206,459,111

Net Assets Consist of:
Paid in surplus	$1,802,516,792
Distributable earnings (Accumulated losses)	403,942,319

Net Assets	$2,206,459,111

Net Assets
Class A	$2,050,307,992
Class B	86,433,871
Class E	69,717,248
Capital Shares Outstanding*
Class A	161,882,312
Class B	7,100,656
Class E	5,593,208
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.67
Class B	12.17
Class E	12.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,078,489,389.
(b)	Includes securities loaned at value of $272,508,182.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$13,885,437
Interest	223,696
Securities lending income	272,377

Total investment income	14,381,510
Expenses
Management fees	5,990,216
Administration fees	46,744
Custodian and accounting fees	61,057
Distribution and service fees—Class B	104,291
Distribution and service fees—Class E	49,572
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	47,332
Insurance	9,887
Miscellaneous	11,580

Total expenses	6,382,946
Less management fee waiver	(790,671)
Less broker commission recapture	(14,092)

Net expenses	5,578,183

Net Investment Income	8,803,327

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	46,195,609
Futures contracts	221,167
Foreign currency transactions	(1,095)

Net realized gain (loss)	46,415,681

Net change in unrealized appreciation (depreciation) on:
Investments	245,042,177
Futures contracts	1,170,100

Net change in unrealized appreciation (depreciation)	246,212,277

Net realized and unrealized gain (loss)	292,627,958

Net Increase (Decrease) in Net Assets From Operations	$301,431,285

(a)	Net of foreign withholding taxes of $134,578.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$8,803,327	$18,743,175
Net realized gain (loss)	46,415,681	88,021,801
Net change in unrealized appreciation (depreciation)	246,212,277	(618,410,228)

Increase (decrease) in net assets from operations	301,431,285	(511,645,252)

From Distributions to Shareholders
Class A	(124,878,313)	(465,831,897)
Class B	(5,239,505)	(20,586,065)
Class E	(4,199,734)	(15,766,431)

Total distributions	(134,317,552)	(502,184,393)

Increase (decrease) in net assets from capital share transactions	(5,842,713)	291,101,383

Total increase (decrease) in net assets	161,271,020	(722,728,262)

Net Assets
Beginning of period	2,045,188,091	2,767,916,353

End of period	$2,206,459,111	$2,045,188,091

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	330,509	$4,090,669	602,631	$8,108,812
Reinvestments	10,006,275	124,878,313	40,826,634	465,831,897
Redemptions	(10,626,533)	(133,559,799)	(13,952,582)	(196,749,122)

Net increase (decrease)	(289,749)	$(4,590,817)	27,476,683	$277,191,587

Class B
Sales	194,054	$2,349,492	448,026	$6,039,433
Reinvestments	436,990	5,239,505	1,873,163	20,586,065
Redemptions	(788,073)	(9,511,268)	(1,463,898)	(20,799,988)

Net increase (decrease)	(157,029)	$(1,922,271)	857,291	$5,825,510

Class E
Sales	42,037	$512,465	101,490	$1,360,969
Reinvestments	341,998	4,199,734	1,402,707	15,766,431
Redemptions	(328,617)	(4,041,824)	(643,725)	(9,043,114)

Net increase (decrease)	55,418	$670,375	860,472	$8,084,286

Increase (decrease) derived from capital shares transactions		$(5,842,713)		$291,101,383

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.71		$19.02	$17.12	$15.21	$13.19	$16.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		0.12	0.12	0.15	0.17	0.17
Net realized and unrealized gain (loss)	1.73		(3.83)	3.84	2.92	3.82	(0.93)

Total income (loss) from investment operations	1.78		(3.71)	3.96	3.07	3.99	(0.76)

Less Distributions
Distributions from net investment income	(0.11)		(0.12)	(0.17)	(0.17)	(0.18)	(0.17)
Distributions from net realized capital gains	(0.71)		(3.48)	(1.89)	(0.99)	(1.79)	(1.90)

Total distributions	(0.82)		(3.60)	(2.06)	(1.16)	(1.97)	(2.07)

Net Asset Value, End of Period	$12.67		$11.71	$19.02	$17.12	$15.21	$13.19

Total Return (%) (b)	15.27	(c)	(19.02)	24.38	22.27	32.07	(6.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.58	0.57	0.59	0.59	0.58
Net ratio of expenses to average net assets (%) (e) (f)	0.52	(d)	0.51	0.50	0.51	0.51	0.51
Ratio of net investment income (loss) to average net assets (%)	0.85	(d)	0.84	0.67	1.00	1.14	1.12
Portfolio turnover rate (%)	31	(c)	54	60	76	55	64
Net assets, end of period (in millions)	$2,050.3		$1,899.6	$2,562.0	$2,390.3	$2,197.0	$1,896.0

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.27		$18.45	$16.67	$14.83	$12.90	$15.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.08	0.07	0.11	0.13	0.13
Net realized and unrealized gain (loss)	1.64		(3.71)	3.73	2.86	3.73	(0.91)

Total income (loss) from investment operations	1.68		(3.63)	3.80	2.97	3.86	(0.78)

Less Distributions
Distributions from net investment income	(0.07)		(0.07)	(0.13)	(0.14)	(0.14)	(0.13)
Distributions from net realized capital gains	(0.71)		(3.48)	(1.89)	(0.99)	(1.79)	(1.90)

Total distributions	(0.78)		(3.55)	(2.02)	(1.13)	(1.93)	(2.03)

Net Asset Value, End of Period	$12.17		$11.27	$18.45	$16.67	$14.83	$12.90

Total Return (%) (b)	15.02	(c)	(19.21)	24.03	22.03	31.70	(6.40)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.83	0.82	0.84	0.84	0.83
Net ratio of expenses to average net assets (%) (e) (f)	0.77	(d)	0.76	0.75	0.76	0.76	0.76
Ratio of net investment income (loss) to average net assets (%)	0.60	(d)	0.59	0.42	0.75	0.89	0.87
Portfolio turnover rate (%)	31	(c)	54	60	76	55	64
Net assets, end of period (in millions)	$86.4		$81.8	$118.1	$116.0	$112.4	$100.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.53		$18.78	$16.93	$15.05	$13.07	$15.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.10	0.09	0.12	0.14	0.15
Net realized and unrealized gain (loss)	1.69		(3.78)	3.79	2.90	3.79	(0.92)

Total income (loss) from investment operations	1.73		(3.68)	3.88	3.02	3.93	(0.77)

Less Distributions
Distributions from net investment income	(0.09)		(0.09)	(0.14)	(0.15)	(0.16)	(0.15)
Distributions from net realized capital gains	(0.71)		(3.48)	(1.89)	(0.99)	(1.79)	(1.90)

Total distributions	(0.80)		(3.57)	(2.03)	(1.14)	(1.95)	(2.05)

Net Asset Value, End of Period	$12.46		$11.53	$18.78	$16.93	$15.05	$13.07

Total Return (%) (b)	15.07	(c)	(19.12)	24.20	22.10	31.83	(6.29)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.73	0.72	0.74	0.74	0.73
Net ratio of expenses to average net assets (%) (e) (f)	0.67	(d)	0.66	0.65	0.66	0.66	0.66
Ratio of net investment income (loss) to average net assets (%)	0.70	(d)	0.69	0.52	0.85	0.99	0.97
Portfolio turnover rate (%)	31	(c)	54	60	76	55	64
Net assets, end of period (in millions)	$69.7		$63.9	$87.9	$80.8	$75.7	$64.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2023 and for each of the years ended December 31, 2022 through 2018. (see Note 6 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Large Cap Research Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $31,713,520. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $115,954,562. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$233,129

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$221,167

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$1,170,100

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$18,939,429

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$660,298,295	$0	$760,196,127

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$5,990,216	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
0.005%	Over $2 billion

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 were $480,480 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $310,191 was waived in the aggregate for the six months ended June 30, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,111,889,065

Gross unrealized appreciation	449,937,369
Gross unrealized (depreciation)	(101,929,618)

Net unrealized appreciation (depreciation)	$348,007,751

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$143,357,892	$61,754,573	$358,826,501	$228,380,070	$502,184,393	$290,134,643

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$17,576,114	$116,683,304	$102,732,445	$—	$236,991,863

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-23

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Managed by CBRE Investment Management Listed Real Assets LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the CBRE Global Real Estate Portfolio returned 2.59%, 2.52%, and 2.52%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index¹, returned 1.02%.

MARKET ENVIRONMENT / CONDITIONS

Real estate stocks were up +1.02% year-to-date, as investors in global real estate stocks have been climbing the proverbial “wall of worry” that included the direction of interest rates, the pace of inflation, the strength of the global economy, the debt ceiling negotiations in the U.S., and what the weakness in the office sector meant for commercial real estate and real estate stocks. As the year progressed, these worries were addressed. The global economy remained strong and, as a result, the probability of a global recession in 2023 was diminishing. Inflation was moderating. Compromise was reached in the U.S. debt ceiling negotiations. While office sector fundamentals remained challenged in many markets, office-focused real estate stocks comprised less than 5% of the real estate securities benchmark and so had no material impact on publicly traded commercial real estate stock index performance.

The Americas region was the only region to deliver positive performance for the period, up +4.65%, with U.S. stocks outperforming Canadian stocks, which were up +4.65% and +2.78%, respectively. The Asia-Pacific region was down -4.88%, due in large part to a softening in the Chinese economy. Hong Kong was the poorest-performing market within the region, down -10.66%, while Singapore, down -1.14%, fared the best. The European region was the laggard, down -6.13%, as the region experienced higher-than-anticipated inflation and higher-than-expected interest rate increases from the Bank of England and the European Central Bank. Performance in the United Kingdom (“U.K.”), down -3.59%, was somewhat better than Continental Europe (the “Continent”), which was down -7.19% for the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the benchmark during the period as sector allocation decisions and stock selection contributed to relative performance. From a regional perspective, positioning in the Americas and Europe added value during the period while positioning in the Asia-Pacific region modestly detracted from relative performance.

In the Americas region, the Portfolio’s positioning in the U.S. was the primary driver of outperformance as positioning in Canada was essentially flat during the period. Sector allocation decisions accounted for essentially all of the relative outperformance, while stock selection was marginally positive during the period. Notable contributors included overweights to the outperforming Datacenter, Storage and Residential sectors as well as a material underweight to the underperforming Office sector.

The Asia-Pacific region accounted for modest relative underperformance during the period as performance was mixed, with stock selection and sector allocation each a slight detractor. Positioning in Japan and Singapore contributed to performance but was more than offset by relative underperformance in Hong Kong. In Japan, positioning in the outperforming Japanese real estate operating companies (“J-REOCs”) more than offset a slight drag from positioning in the underperforming Japanese real estate investment trusts (“J-REITs”). In Singapore, a bias toward the outperforming Industrial sector was the primary driver of outperformance during the period.

Positioning in Europe helped returns for the period as positive stock selection and sector allocation decisions added value on the Continent, more than offsetting slight relative underperformance in the U.K. On the Continent, relative outperformance was due to strong stock selection as the Portfolio has been underweight stocks of companies that have high leverage or rely on floating-rate debt to finance operations. The Portfolio has been overweight select names that offer resilient cash flows and are attractively valued. This combination was especially beneficial during the second quarter of the year as companies with poor capital structures significantly underperformed, especially in the Nordics. The Portfolio also benefited from retail exposure where stocks were attractively valued and retailer demand for space had improved. In the U.K., there were no material contributors or detractors during the period.

At period end, in the U.S., the Portfolio was overweight Malls, Storage, Datacenters, single-family homes for rent, manufactured housing, and Hotels. In Japan, we preferred mid-cap Diversified and Hotel J-REITs that are providing earnings growth and resiliency at attractive relative valuations and select J-REOCs that have committed to improving their corporate governance. In Hong Kong, we were overweight Diversified companies with a commercial bias and non-discretionary retail. In Australia, we preferred Industrial, and a few select Diversified companies. In the U.K., we favored the Storage

BHFTI-1

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Managed by CBRE Investment Management Listed Real Assets LLC

Portfolio Manager Commentary*—(Continued)

and Residential sectors, as well as attractively priced Diversified companies. Within the Continent, we had a positive bias toward Retail, Industrial, Storage, and select Diversified companies.

Joseph P. Smith

Christopher S. Reich

Kenneth S. Weinberg

Portfolio Managers

CBRE Investment Management Listed Real Assets LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

BHFTI-2

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA/NAREIT DEVELOPED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
CBRE Global Real Estate Portfolio
Class A	2.59	-0.62	2.95	3.94
Class B	2.52	-0.91	2.69	3.68
Class E	2.52	-0.79	2.79	3.78
FTSE EPRA /NAREIT Developed Index	1.02	-4.56	-0.10	2.89

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Equinix, Inc. (REIT)	7.3
Public Storage (REIT)	6.4
Simon Property Group, Inc. (REIT)	6.2
Invitation Homes, Inc. (REIT)	3.9
Prologis, Inc. (REIT)	3.4
Sun Communities, Inc. (REIT)	3.2
Essex Property Trust, Inc. (REIT)	3.0
Link REIT (REIT)	2.9
CubeSmart (REIT)	2.6
Welltower, Inc. (REIT)	2.5

Top Countries

% of Net Assets
United States	62.5
Japan	8.9
Hong Kong	4.9
United Kingdom	4.2
Australia	3.9
France	3.1
Singapore	3.1
Canada	2.4
Belgium	1.9
Switzerland	1.2

BHFTI-3

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

CBRE Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.65%	$1,000.00	$1,025.90	$3.27
	Hypothetical*	0.65%	$1,000.00	$1,021.57	$3.26

Class B (a)	Actual	0.90%	$1,000.00	$1,025.20	$4.52
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

Class E (a)	Actual	0.80%	$1,000.00	$1,025.20	$4.02
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Australia—3.9%
Goodman Group (REIT)	907,802	$12,160,550
Rural Funds Group (REIT)	2,742,028	3,229,830
Scentre Group (REIT)	6,242,035	11,024,856
Stockland (REIT)	4,165,292	11,233,394

		37,648,630

Austria—0.3%
CA Immobilien Anlagen AG	112,177	3,251,904

Belgium—1.9%
Cofinimmo S.A. (REIT)	64,858	4,871,486
Montea NV(REIT)	40,007	3,083,935
Shurgard Self Storage, Ltd.(REIT) (a)	77,334	3,531,386
Warehouses De Pauw NV (REIT)	252,238	6,919,124

		18,405,931

Canada—2.4%
Boardwalk Real Estate Investment Trust (REIT) (a)	94,294	4,426,604
Chartwell Retirement Residences	486,938	3,480,885
First Capital Real Estate Investment Trust (REIT) (a)	373,385	4,120,694
H&R Real Estate Investment Trust (REIT) (a)	642,804	4,973,573
Tricon Residential, Inc. (a)	636,893	5,611,027

		22,612,783

France—3.1%
ICADE (REIT)	95,793	3,999,024
Klepierre S.A. (REIT) (a)	411,457	10,208,053
Mercialys S.A. (REIT)	323,456	2,920,521
Unibail-Rodamco-Westfield (REIT) (b)	243,318	12,860,130

		29,987,728

Germany—0.3%
TAG Immobilien AG (b)	247,641	2,340,264

Hong Kong—4.9%
CK Asset Holdings, Ltd.	1,916,519	10,636,191
Link REIT (REIT)	4,961,640	27,623,133
Wharf Real Estate Investment Co., Ltd.	1,781,280	8,915,386

		47,174,710

Japan—8.9%
Activia Properties, Inc. (REIT)	2,378	6,653,357
Aeon Mall Co., Ltd.	179,800	2,328,524
AEON REIT Investment Corp. (REIT) (a)	3,085	3,327,868
Daiwa Office Investment Corp. (REIT)	1,219	5,297,679
Japan Excellent, Inc. (REIT)	3,180	2,766,184
Japan Hotel REIT Investment Corp. (REIT)	11,817	6,035,653
Japan Metropolitan Fund Investment Corp. (REIT)	19,823	13,239,623
Kenedix Office Investment Corp. (REIT)	3,828	9,211,671
LaSalle Logiport (REIT)	11,237	11,792,240
Mitsui Fudosan Co., Ltd.	257,257	5,132,806
Orix JREIT, Inc. (REIT)	9,484	11,669,821
Tokyu Fudosan Holdings Corp.	1,367,668	7,828,133

		85,283,559

Security Description	Shares	Value

Netherlands—0.3%
Eurocommercial Properties NV (REIT)	119,917	2,783,936

Singapore—3.1%
CapitaLand Ascendas (REIT)	9,005,690	18,165,430
Frasers Logistics & Industrial Trust (REIT)	11,930,540	11,048,700

		29,214,130

Spain—0.5%
Merlin Properties Socimi S.A. (REIT)	496,481	4,260,448

Sweden—1.0%
Catena AB	83,782	3,068,897
Hufvudstaden AB - A Shares (a)	272,760	3,240,623
Pandox AB	294,023	3,429,402

		9,738,922

Switzerland—1.2%
PSP Swiss Property AG	103,583	11,580,573

United Kingdom—4.2%
British Land Co. plc (The) (REIT)	1,528,568	5,894,931
Land Securities Group plc (REIT)	1,319,895	9,652,144
LondonMetric Property plc (REIT)	2,348,550	4,943,348
NewRiver REIT plc (REIT)	3,280,208	3,715,178
Safestore Holdings plc (REIT)	570,723	6,164,650
Shaftesbury Capital plc (REIT)	3,511,459	5,143,472
UNITE Group plc (The) (REIT)	448,326	4,960,897

		40,474,620

United States—62.5%
Alexandria Real Estate Equities, Inc. (REIT)	191,221	21,701,671
Americold Realty Trust, Inc.(REIT)	488,814	15,788,692
Apartment Income REIT Corp. (REIT)	370,728	13,379,574
Broadstone Net Lease, Inc. (REIT)	320,018	4,941,078
Camden Property Trust (REIT)	134,576	14,651,289
CubeSmart (REIT) (a)	565,436	25,252,372
DiamondRock Hospitality Co. (REIT) (a)	311,071	2,491,679
Equinix, Inc. (REIT)	88,716	69,548,021
Essex Property Trust, Inc. (REIT)	122,465	28,693,550
Four Corners Property Trust, Inc. (REIT) (a)	198,822	5,050,079
Healthpeak Properties, Inc. (REIT)	756,852	15,212,725
Hilton Worldwide Holdings, Inc.	43,758	6,368,977
Hyatt Hotels Corp. - Class A (a)	85,413	9,786,622
Independence Realty Trust, Inc. (REIT) (a)	562,011	10,239,840
Invitation Homes, Inc. (REIT)	1,084,624	37,311,066
Macerich Co. (The) (REIT)	510,901	5,757,854
NNN REIT, Inc. (REIT)	381,984	16,345,095
Park Hotels & Resorts, Inc. (REIT) (a)	536,237	6,874,558
Pebblebrook Hotel Trust (REIT) (a)	372,686	5,195,243
Prologis, Inc. (REIT)	261,553	32,074,244
Public Storage (REIT) (a)	208,842	60,956,803
Rexford Industrial Realty, Inc. (REIT)	450,439	23,521,925
Simon Property Group, Inc. (REIT)	511,329	59,048,273
Spirit Realty Capital, Inc. (REIT) (a)	338,646	13,335,880
Sun Communities, Inc. (REIT)	237,046	30,925,021

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Sunstone Hotel Investors, Inc. (REIT) (a)	641,970	$6,496,736
Tanger Factory Outlet Centers, Inc. (REIT) (a)	268,369	5,922,904
Ventas, Inc. (REIT)	463,005	21,886,246
VICI Properties, Inc. (REIT)	130,696	4,107,775
Welltower, Inc. (REIT)	294,183	23,796,463

		596,662,255

Total Common Stocks (Cost $994,174,488)		941,420,393

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $7,905,362; collateralized by U.S. Treasury Note at 4.125%, maturing 06/15/26, with a market value of $8,061,989.	7,903,847	7,903,847

Total Short-Term Investments (Cost $7,903,847)		7,903,847

Securities Lending Reinvestments (c)—17.3%

Certificates of Deposit—1.7%
Bank of America N.A. 5.440%, FEDEFF PRV+0.370%, 11/17/23 (d)	1,000,000	999,971
Bank of Montreal 5.850%, SOFR+0.790%, 11/08/23 (d)	1,000,000	1,001,762
Barclays Bank plc 5.550%, 09/22/23	2,000,000	1,999,654
BNP Paribas S.A. 5.510%, SOFR+0.450%, 10/10/23 (d)	1,000,000	1,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR+0.400%, 10/13/23 (d)	1,000,000	1,000,257
Credit Industriel et Commercial 5.260%, SOFR+0.200%, 12/01/23 (d)	1,000,000	999,281
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/20/23	1,000,000	997,130
Mizuho Bank, Ltd. 5.380%, SOFR+0.320, 07/14/23 (d)	1,000,000	1,000,032
MUFG Bank Ltd. (NY) 5.280%, SOFR+0.220%, 08/14/23 (d)	1,000,000	999,940
Nordea Bank Abp 5.410%, SOFR+0.350%, 10/23/23 (d)	1,000,000	1,000,155
Sumitomo Mitsui Banking Corp. 5.340%, SOFR+0.280%, 07/17/23 (d)	1,000,000	1,000,021
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/08/23	1,000,000	989,530
Svenska Handelsbanken AB 5.400%, SOFR+0.340%, 10/31/23 (d)	1,000,000	1,000,269
Toronto-Dominion Bank (The) 5.470%, FEDEFF PRV+0.400%, 02/13/24 (d)	1,000,000	1,000,143
5.520%, FEDEFF PRV+0.450%, 10/13/23 (d)	1,000,000	1,000,216

		15,988,361

Security Description	Principal Amount*	Value

Commercial Paper—0.7%
ING U.S. Funding LLC 5.780%, SOFR+0.720%, 08/04/23 (d)	1,000,000	1,000,473
National Australia Bank, Ltd. 5.410%, SOFR+0.350%, 12/05/23 (d)	1,000,000	999,868
Skandinaviska Enskilda Banken AB 5.420%, SOFR+0.360%, 11/15/23 (d)	1,000,000	1,000,148
5.440%, SOFR+0.380%, 12/15/23 (d)	2,000,000	1,999,900
UBS AG 5.340%, SOFR+0.280%, 11/27/23 (d)	1,000,000	1,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	1,000,000	992,302

		6,992,691

Repurchase Agreements—8.1%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $2,000,845; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $2,010,442; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $2,169,122.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $2,058,073; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
ING Financial Markets LLC Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $26,440,124; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 11/15/23 - 11/15/52, and an aggregate market value of $26,957,581.	26,429,001	26,429,001
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $10,004,225; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $10,225,596.	10,000,000	10,000,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $8,008,089; collateralized by various Common Stock with an aggregate market value of $8,927,351.	8,000,000	8,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $6,002,605; collateralized by various Common Stock with an aggregate market value of $6,670,523.	6,000,000	$6,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $10,004,308; collateralized by various Common Stock with an aggregate market value of $11,130,490.	10,000,000	10,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $800,804; collateralized by various Common Stock with an aggregate market value of $890,990.	800,000	800,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $10,004,292; collateralized by various Common Stock with an aggregate market value of $11,004,724.	10,000,000	10,000,000

		77,229,001

Time Deposits—1.9%
ABN AMRO Bank NV 5.060%, 07/03/23	2,000,000	2,000,000
Australia & New Zealand Banking Group, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
Banco Santander S.A. (NY) 5.060%, 07/03/23	2,000,000	2,000,000
Barclays (NY) 5.080%, 07/03/23	4,000,000	4,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	2,000,000	2,000,000
National Australia Bank, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
Nordea Bank Abp 5.050%, 07/03/23	2,000,000	2,000,000
Skandi (NY) 5.060%, 07/03/23	2,000,000	2,000,000

		18,000,000

Mutual Funds—4.9%
Allspring Government Money Market Fund, Select Class 5.020% (e)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000%	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990%	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010%	10,000,000	10,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (e)	5,000,000	5,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (e)	1,000,000	1,000,000
Security Description	Shares	Value

Mutual Funds—(Continued)
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (e)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (e)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (e)	700,000	700,000

		46,700,000

Total Securities Lending Reinvestments (Cost $164,909,128)		164,910,053

Total Investments—116.6% (Cost $1,166,987,463)		1,114,234,293
Other assets and liabilities (net)—(16.6)%		(158,800,126)

Net Assets—100.0%		$955,434,167

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $164,119,144 and the collateral received consisted of cash in the amount of $164,887,550 and non-cash collateral with a value of $3,207,802. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Ten Largest Industries as of June 30, 2023 (Unaudited)	% of Net Assets
Retail REIT’s	20.7
Industrial REIT’s	14.6
Self Storage REITs	9.7
Multi-Family Residential REITs	8.0
Data Center REITs	7.3
Single-Family Residential REITs	7.1
Health Care REITs	6.9
Diversified REIT’s	5.4
Office REIT’s	5.3
Real Estate Operating Companies	5.0

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$37,648,630	$—	$37,648,630
Austria	—	3,251,904	—	3,251,904
Belgium	—	18,405,931	—	18,405,931
Canada	22,612,783	—	—	22,612,783
France	—	29,987,728	—	29,987,728
Germany	—	2,340,264	—	2,340,264
Hong Kong	—	47,174,710	—	47,174,710
Japan	—	85,283,559	—	85,283,559
Netherlands	—	2,783,936	—	2,783,936
Singapore	—	29,214,130	—	29,214,130
Spain	—	4,260,448	—	4,260,448
Sweden	—	9,738,922	—	9,738,922
Switzerland	—	11,580,573	—	11,580,573
United Kingdom	—	40,474,620	—	40,474,620
United States	596,662,255	—	—	596,662,255
Total Common Stocks	619,275,038	322,145,355	—	941,420,393
Total Short-Term Investment*	—	7,903,847	—	7,903,847
Securities Lending Reinvestments
Certificates of Deposit	—	15,988,361	—	15,988,361
Commercial Paper	—	6,992,691	—	6,992,691
Repurchase Agreements	—	77,229,001	—	77,229,001
Time Deposits	—	18,000,000	—	18,000,000
Mutual Funds	46,700,000	—	—	46,700,000
Total Securities Lending Reinvestments	46,700,000	118,210,053	—	164,910,053
Total Investments	$665,975,038	$448,259,255	$—	$1,114,234,293

Collateral for Securities Loaned (Liability)	$—	$(164,887,550)	$—	$(164,887,550)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,114,234,293
Cash denominated in foreign currencies (c)	268,815
Receivable for:
Fund shares sold	1,692,847
Dividends and interest	5,073,023
Prepaid expenses	7,704

Total Assets	1,121,276,682
Liabilities
Collateral for securities loaned	164,887,550
Payables for:
Fund shares redeemed	64,337
Accrued Expenses:
Management fees	468,831
Distribution and service fees	70,947
Deferred trustees’ fees	164,939
Other expenses	185,911

Total Liabilities	165,842,515

Net Assets	$955,434,167

Net Assets Consist of:
Paid in surplus	$1,012,859,153
Distributable earnings (Accumulated losses)	(57,424,986)

Net Assets	$955,434,167

Net Assets
Class A	$597,835,290
Class B	335,402,003
Class E	22,196,874
Capital Shares Outstanding*
Class A	62,397,094
Class B	35,143,076
Class E	2,315,999
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.58
Class B	9.54
Class E	9.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,166,987,463.
(b)	Includes securities loaned at value of $164,119,144.
(c)	Identified cost of cash denominated in foreign currencies was $267,811.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$20,044,567
Interest	52,607
Securities lending income	123,717

Total investment income	20,220,891
Expenses
Management fees	3,056,195
Administration fees	25,000
Custodian and accounting fees	75,326
Distribution and service fees—Class B	421,500
Distribution and service fees—Class E	16,833
Audit and tax services	25,564
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	36,443
Insurance	4,558
Miscellaneous	8,993

Total expenses	3,709,694
Less management fee waiver	(174,766)
Less broker commission recapture	(50,212)

Net expenses	3,484,716

Net Investment Income	16,736,175

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	1,516,862
Foreign currency transactions	(220,464)

Net realized gain (loss)	1,296,398

Net change in unrealized appreciation (depreciation) on:
Investments	7,956,544
Foreign currency transactions	(19,281)

Net change in unrealized appreciation (depreciation)	7,937,263

Net realized and unrealized gain (loss)	9,233,661

Net Increase (Decrease) in Net Assets From Operations	$25,969,836

(a)	Net of foreign withholding taxes of $1,148,979.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$16,736,175	$23,981,054
Net realized gain (loss)	1,296,398	(6,888,407)
Net change in unrealized appreciation (depreciation)	7,937,263	(338,973,617)

Increase (decrease) in net assets from operations	25,969,836	(321,880,970)

From Distributions to Shareholders
Class A	(16,315,746)	(91,857,121)
Class B	(8,252,811)	(52,303,267)
Class E	(562,403)	(3,528,793)

Total distributions	(25,130,960)	(147,689,181)

Increase (decrease) in net assets from capital share transactions	336,453	65,116,131

Total increase (decrease) in net assets	1,175,329	(404,454,020)

Net Assets
Beginning of period	954,258,838	1,358,712,858

End of period	$955,434,167	$954,258,838

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	439,954	$4,286,064	1,370,550	$13,527,384
Reinvestments	1,699,557	16,315,746	9,363,621	91,857,121
Redemptions	(1,660,877)	(17,055,125)	(4,342,489)	(56,284,551)

Net increase (decrease)	478,634	$3,546,685	6,391,682	$49,099,954

Class B
Sales	820,063	$7,938,412	1,633,977	$17,147,824
Reinvestments	863,265	8,252,811	5,353,456	52,303,267
Redemptions	(1,943,377)	(19,273,201)	(4,518,639)	(55,190,679)

Net increase (decrease)	(260,049)	$(3,081,978)	2,468,794	$14,260,412

Class E
Sales	112,382	$1,098,937	152,089	$1,703,546
Reinvestments	58,584	562,403	359,714	3,528,793
Redemptions	(182,631)	(1,789,594)	(301,952)	(3,476,574)

Net increase (decrease)	(11,665)	$(128,254)	209,851	$1,755,765

Increase (decrease) derived from capital shares transactions		$336,453		$65,116,131

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021		2020		2019	2018
Net Asset Value, Beginning of Period	$9.59		$15.03	$11.53		$12.97		$10.72	$12.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18		0.27	0.21		0.47		0.30	0.30
Net realized and unrealized gain (loss)	0.08		(3.96)	3.70		(1.16)		2.36	(1.29)

Total income (loss) from investment operations	0.26		(3.69)	3.91		(0.69)		2.66	(0.99)

Less Distributions
Distributions from net investment income	(0.27)		(0.55)	(0.41)		(0.52)		(0.41)	(0.74)
Distributions from net realized capital gains	0.00		(1.20)	0.00		(0.23)		0.00	0.00

Total distributions	(0.27)		(1.75)	(0.41)		(0.75)		(0.41)	(0.74)

Net Asset Value, End of Period	$9.58		$9.59	$15.03		$11.53		$12.97	$10.72

Total Return (%) (b)	2.69	(c)(d)	(24.71)	34.35	(d)(e)	(4.53	)(d)(e)	25.10	(8.36)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(f)	0.68	0.65		0.67		0.67	0.66
Net ratio of expenses to average net assets (%) (g)	0.65	(f)	0.64	0.62		0.64		0.65	0.66
Ratio of net investment income (loss) to average net assets (%)	3.59	(f)	2.33	1.59		4.35		2.47	2.60
Portfolio turnover rate (%)	43	(c)	91	70		93		77	106
Net assets, end of period (in millions)	$597.8		$594.1	$834.7		$788.7		$767.0	$747.2

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021		2020		2019	2018
Net Asset Value, Beginning of Period	$9.54		$14.95	$11.47		$12.90		$10.66	$12.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16		0.24	0.18		0.43		0.27	0.27
Net realized and unrealized gain (loss)	0.08		(3.94)	3.68		(1.14)		2.35	(1.30)

Total income (loss) from investment operations	0.24		(3.70)	3.86		(0.71)		2.62	(1.03)

Less Distributions
Distributions from net investment income	(0.24)		(0.51)	(0.38)		(0.49)		(0.38)	(0.70)
Distributions from net realized capital gains	0.00		(1.20)	0.00		(0.23)		0.00	0.00

Total distributions	(0.24)		(1.71)	(0.38)		(0.72)		(0.38)	(0.70)

Net Asset Value, End of Period	$9.54		$9.54	$14.95		$11.47		$12.90	$10.66

Total Return (%) (b)	2.52	(c)	(24.99)	34.07	(d)(e)	(4.77	)(d)(e)	24.81	(8.64)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(f)	0.93	0.90		0.92		0.92	0.91
Net ratio of expenses to average net assets (%) (g)	0.90	(f)	0.89	0.87		0.89		0.90	0.91
Ratio of net investment income (loss) to average net assets (%)	3.33	(f)	2.08	1.35		4.03		2.22	2.34
Portfolio turnover rate (%)	43	(c)	91	70		93		77	106
Net assets, end of period (in millions)	$335.4		$337.9	$492.3		$444.4		$470.4	$448.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021		2020		2019	2018
Net Asset Value, Beginning of Period	$9.59		$15.02	$11.52		$12.96		$10.70	$12.44

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17		0.25	0.19		0.44		0.29	0.28
Net realized and unrealized gain (loss)	0.07		(3.95)	3.70		(1.15)		2.36	(1.30)

Total income (loss) from investment operations	0.24		(3.70)	3.89		(0.71)		2.65	(1.02)

Less Distributions
Distributions from net investment income	(0.25)		(0.53)	(0.39)		(0.50)		(0.39)	(0.72)
Distributions from net realized capital gains	0.00		(1.20)	0.00		(0.23)		0.00	0.00

Total distributions	(0.25)		(1.73)	(0.39)		(0.73)		(0.39)	(0.72)

Net Asset Value, End of Period	$9.58		$9.59	$15.02		$11.52		$12.96	$10.70

Total Return (%) (b)	2.52	(c)	(24.89)	34.21	(d)(e)	(4.71	)(d)(e)	25.05	(8.60)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(f)	0.83	0.80		0.82		0.82	0.81
Net ratio of expenses to average net assets (%) (g)	0.80	(f)	0.79	0.77		0.79		0.80	0.81
Ratio of net investment income (loss) to average net assets (%)	3.42	(f)	2.18	1.47		4.05		2.33	2.44
Portfolio turnover rate (%)	43	(c)	91	70		93		77	106
Net assets, end of period (in millions)	$22.2		$22.3	$31.8		$26.9		$31.3	$27.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been 33.99%, 33.71% and 33.85% for the year ended December 31, 2021, and (4.70)%, (4.93)% and (4.88)% for the year ended December 31, 2020, respectively.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is CBRE Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTI-13

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-14

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $7,903,847. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $77,229,001. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-15

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

BHFTI-16

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$410,258,630	$0	$421,079,895

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$3,056,195	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Investment Management Listed Real Assets LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows.

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.050%	$250 million to $750 million
0.050%	Over $1 billion

BHFTI-17

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

An identical agreement was in effect for the period April 29, 2022 to April 30, 2023 Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,178,698,138

Gross unrealized appreciation	39,160,008
Gross unrealized (depreciation)	(103,623,853)

Net unrealized appreciation (depreciation)	$(64,463,845)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$68,739,629	$39,543,111	$78,949,552	$—	$147,689,181	$39,543,111

BHFTI-18

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,937,049	$—	$(72,428,608)	$(9,609,026)	$(58,100,585)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses $9,609,026.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-19

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-20

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Harris Oakmark International Portfolio returned 17.90%, 17.74%, and 17.76%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index¹, returned 11.67%.

MARKET ENVIRONMENT / CONDITIONS

Major global markets generally finished higher for the year-to-date period following a challenging 2022. U.S. and Europe equity markets showed strength on the back of better-than-expected economic data, while Asian markets were mixed with China equities pressured and Japanese equities reaching 30-year highs. While a resilient labor market, cooling housing market and hopes for less-hawkish central banks have given investors reasons for optimism, the ramifications of recent banking stress, elevated inflation and geopolitical uncertainty continue to offer cause for concern.

Markets were shaken in March as worries over the health of the banking system spread, ignited by the collapse of Silicon Valley Bank and Signature Bank, and furthered by UBS’s purchase of Credit Suisse at a discounted valuation. Major banking institutions and government agencies around the globe stepped in to help assure depositors their money was safe, which helped avoid contagion across the system.

Following interest rate hikes in February, the U.S. Federal Reserve (the “Fed”) and Bank of England (the “BOE”) increased their respective benchmark interest rates by 25 basis points (“bps”) in March, while the European Central Bank (the “ECB”) opted for 50 bps. The Fed then increased its benchmark interest rate by 25 bps in May before pausing at its June meeting. Comments from members of the Federal Open Market Committee pointed to further hikes in the future and interest rates remaining elevated for some time. The ECB and BOE both increased their respective interest rates in May and June, reaching 4% and 5% respectively, while Japan and China opted for more accommodative monetary policies. In the face of tightening financial conditions, inflation fell during the period throughout most of the world.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the MSCI EAFE Index, owing to positive effects from both stock selection and country weightings. Holdings and an overweight in Germany, followed by a less-than-benchmark weighting in Australia and holdings in Ireland supplied the largest positive relative performance for the period. Conversely, an underweight in Japan, followed by exposure to China and South Korea delivered the worst relative returns for the full six months.

Individual holdings BMW (Germany) and Accor (France) had the most positive impact on performance during the period. BMW recently released a strong set of fiscal first-quarter results, in our view, demonstrating continued positive momentum in price/mix, reflecting improved product mix, disciplined pricing, and BMW’s premium positioning. BMW is also showing excellent progress in its electrification strategy. Its battery-electric vehicles have increased by 112% year-over-year to 11% of volumes. Management reiterated its targets of 15% of volumes by 2023 as well as long-term guidance of over 50% by 2030. Although overall volumes declined slightly in the first quarter, this was largely due to a 6.6% decline in China. Management expressed significant confidence that volume performance will improve as the market cycles through COVID-19 effects and given the company’s long-term premium position for both battery-electric and internal combustion vehicles.

Accor recently reported first-quarter results that we view as strong as revenue per available room (“RevPAR”) rose to 19% above 2019, or pre-Covid-19, levels. Core European geographies, such as France and the United Kingdom (“U.K.”), are seeing solid performance, in our view, and Southeast Asia appears to be improving. Importantly, management increased full-year RevPAR guidance to 15-20% with a euro (“EUR”) 920-960 million adjusted earnings margin target. Development was modestly low during the first quarter with 4,400 units added. Further, due to housekeeping work performed on properties below brand standards, footprint and pipeline modestly decreased sequentially, which we will continue to monitor. Notably, management guided toward 9-12% adjusted earnings compound annual growth between 2023-2027 and targets EUR 3 billion of shareholder returns through 2027.

Worldline (France) and Glencore (Switzerland) had the largest negative impact on performance during the period. Worldline reported first-quarter results largely in-line with prior guidance. Organic growth was up 9.2% with merchant services continuing to drive growth, up 12.6%, due to continued strong transaction volume growth in store (11%) and online (19%). Going forward we expect merchant growth to benefit from the lapping of the 2% Russia-exit headwind and pricing initiatives. In addition, a rebound of Chinese travel to Europe should prove beneficial as Worldline is Europe’s top partner for UnionPay, Alipay, and WeChat Pay. Financial services grew 2.3%, in-line with management’s expectations, and full-year guidance reiterated 8-10% organic revenue growth, a 100 bps margin improvement, and 46-48% free cash flow conversion. We recently met with Worldline’s Chief Executive Officer and Chief Financial Officer, Giles Grapinet and Gregory Lambert, who remain optimistic on the company’s ability to reach its organic growth target for 2023 despite the potential macro headwinds.

Glencore’s full-year 2022 results were strong in an absolute sense with an 84% increase in earnings year over year, though they fell short of expectations. This shortfall was driven entirely by the industrial business as marketing significantly exceeded our expectations. Adjusted earnings of $6.38 billion were nearly double the high end of Glencore’s long-term guidance for the marketing segment due to exceptional profitability from the energy segment. The industrial division fell short of our expectations due to a mix of production issues in coal and at two copper assets, Katanga and Mt. Isa, as well as

BHFTI-1

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

cost inflation related to labor, diesel and explosives. First-quarter results were released in April, which is typically a seasonally weak time for production. Copper and zinc production suffered from adverse weather conditions at Antamina and zinc production fell following the disposal of several smaller assets. Coal production fell due to the community blockade in Cerrejon as well as some temporary geological challenges in South Africa.

The effect of currency hedging on the Portfolio’s return was neutral, with no hedges contributing during the period.

At period end, the Portfolio held 64 securities across a variety of countries and industries. During the first half of 2023, we initiated new positions in Bank Mandiri (Indonesia), Brenntag (Germany), Eurofins Scientific (France) and Recruit Holdings (Japan). We eliminated positions in Credit Suisse Group (Switzerland), Grupo Televisa (Mexico), Philips (Netherlands) and Rolls-Royce Holdings (U.K.).

As of June 30, 2023, the Portfolio was most heavily weighted in Germany (28%), France (18%) and the U.K. (17%). The Portfolio’s exposure to companies headquartered in emerging market countries totaled roughly 6%. In terms of sector positioning, the Portfolio was most heavily weighted in Consumer Discretionary (24%), Financials (21%) and Industrials (19%). Consumer Staples (5%) had the smallest weight, and the Portfolio had no exposure to Energy, Real Estate or Utilities at the end of the period.

David G. Herro

Michael L. Manelli

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTI-2

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	17.90	22.82	3.15	5.19
Class B	17.74	22.56	2.89	4.92
Class E	17.76	22.65	2.99	5.02
MSCI EAFE Index	11.67	18.77	4.39	5.41
Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
BNP Paribas S.A.	3.2
Lloyds Banking Group plc	3.1
Mercedes-Benz Group AG	3.1
Intesa Sanpaolo S.p.A.	2.7
CNH Industrial NV	2.7
Bayer AG	2.5
Allianz SE	2.4
Continental AG	2.3
Bayerische Motoren Werke (BMW) AG	2.3
Fresenius SE & Co. KGaA	2.2

    Top Countries

% of Net Assets
Germany	27.0
United Kingdom	16.3
France	16.2
Switzerland	7.7
China	4.5
South Korea	3.7
Sweden	3.6
Japan	3.4
Italy	2.7
Netherlands	2.7

BHFTI-3

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.73%	$1,000.00	$1,179.00	$3.94
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class B (a)	Actual	0.98%	$1,000.00	$1,177.40	$5.29
	Hypothetical*	0.98%	$1,000.00	$1,019.94	$4.91

Class E (a)	Actual	0.88%	$1,000.00	$1,177.60	$4.75
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—95.6% of Net Assets

Security Description	Shares	Value

Australia—0.2%
Orica, Ltd.	454,874	$4,511,395

Belgium—1.6%
Anheuser-Busch InBev S.A.	671,400	38,025,549

Canada—2.0%
Open Text Corp.	980,686	40,789,431
Restaurant Brands International, Inc.	76,320	5,916,326

		46,705,757

China—4.5%
Alibaba Group Holding, Ltd. (a)	4,537,800	47,193,420
Prosus NV (a)	655,732	47,985,171
Vipshop Holdings, Ltd. (ADR) (a)	742,544	12,251,976

		107,430,567

Denmark—1.1%
DSV A/S	117,300	24,686,021

France—16.2%
Accor S.A.	1,234,480	45,904,873
BNP Paribas S.A.	1,184,075	74,797,287
Capgemini SE	235,630	44,638,044
Danone S.A.	495,100	30,338,160
Edenred	326,128	21,837,836
Kering S.A.	87,500	48,460,802
Publicis Groupe S.A.	400,851	31,269,996
Valeo	1,715,540	36,810,853
Worldline S.A. (a)	1,378,400	50,449,277

		384,507,128

Germany—27.0%
adidas AG	195,407	37,900,163
Allianz SE	239,500	55,709,860
Bayer AG	1,090,360	60,281,620
Bayerische Motoren Werke (BMW) AG	438,007	53,794,427
Brenntag SE	271,800	21,175,808
Continental AG	728,885	54,931,921
Daimler Truck Holding AG	1,403,113	50,518,480
Fresenius Medical Care AG & Co. KGaA	1,084,100	51,775,088
Fresenius SE & Co. KGaA	1,906,123	52,761,566
Henkel AG & Co. KGaA	400,987	28,222,888
Mercedes-Benz Group AG	902,593	72,642,108
SAP SE	309,985	42,326,571
Siemens AG	233,500	38,865,733
ThyssenKrupp AG	2,428,851	18,993,829

		639,900,062

Indonesia—0.1%
Bank Mandiri Persero Tbk PT	7,794,200	2,729,136

Ireland—1.9%
Ryanair Holdings plc (ADR) (a)	401,070	44,358,342

Italy—2.7%
Intesa Sanpaolo S.p.A.	24,634,800	64,747,969

Japan—3.4%
Fujitsu, Ltd.	201,900	26,030,354
Komatsu, Ltd.	1,145,400	30,992,591
Recruit Holdings Co., Ltd.	735,700	23,478,777

		80,501,722

Luxembourg—1.0%
Eurofins Scientific SE (b)	383,800	24,378,439

Netherlands—2.7%
Akzo Nobel NV	213,500	17,445,196
EXOR NV	519,052	46,378,878

		63,824,074

South Korea—2.0%
NAVER Corp.	338,800	47,436,365

Spain—1.6%
Amadeus IT Group S.A. (a)	498,500	38,006,264

Sweden—3.6%
Sandvik AB	663,000	12,946,139
SKF AB - B Shares	2,107,399	36,700,781
Volvo AB - B Shares	1,714,573	35,563,580

		85,210,500

Switzerland—7.7%
Cie Financiere Richemont S.A. - Class A	23,113	3,921,667
Glencore plc	7,114,965	40,359,903
Holcim AG (a)	568,040	38,190,757
Novartis AG	330,000	33,306,042
Roche Holding AG	100,000	30,559,549
Schindler Holding AG	69,356	16,270,492
Swatch Group AG (The) - Bearer Shares	65,577	19,219,932

		181,828,342

United Kingdom—16.3%
Ashtead Group plc	471,700	32,754,815
CNH Industrial NV	4,447,969	64,289,393
Compass Group plc	647,300	18,107,080
Informa plc	2,210,500	20,376,471
Liberty Global plc - Class A (a)	1,423,500	24,000,210
Lloyds Banking Group plc	133,099,900	73,786,753
Prudential plc	3,202,662	45,165,025
Reckitt Benckiser Group plc	249,200	18,714,996
Schroders plc	8,301,941	46,183,083
Smiths Group plc	555,909	11,631,591
WPP plc	3,009,894	31,462,551

		386,471,968

Total Common Stocks (Cost $2,003,281,449)		2,265,259,600

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Preferred Stock—1.7%

Security Description	Shares/ Principal Amount*	Value

South Korea—1.7%
Samsung Electronics Co., Ltd. (Cost $47,872,566)	892,800	$40,519,648

Short-Term Investment—2.4%

Repurchase Agreement—2.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $57,504,400; collateralized by U.S. Treasury Note at 4.125%, maturing 06/15/26, with a market value of $58,643,283.	57,493,380	57,493,380

Total Short-Term Investments (Cost $57,493,380)		57,493,380

Securities Lending Reinvestments (c)—0.1%

Repurchase Agreements—0.0%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $123,197; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $125,608.	123,145	123,145
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $98,099; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $100,019.	98,058	98,058
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $34,963; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $35,736.	34,948	34,948
Nomura Securities Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $200,521; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.625%, maturity dates ranging from 11/24/23 - 08/15/47, and an aggregate market value of $204,445.	200,436	200,436

		456,587

Mutual Funds—0.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (d)	100,000	100,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (d)	100,000	100,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (d)	100,000	100,000

Mutual Funds—(Continued)
HSBC U.S. Government Money Market Fund, Class I 5.010% (d)	150,000	150,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (d)	89,611	89,611
STIT-Government & Agency Portfolio, Institutional Class 5.050% (d)	100,000	100,000

		639,611

Total Securities Lending Reinvestments (Cost $1,096,198)		1,096,198

Total Investments—99.8% (Cost $2,109,743,593)		2,364,368,826
Other assets and liabilities (net)—0.2%		5,635,417

Net Assets—100.0%		$2,370,004,243

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $1,077,847 and the collateral received consisted of cash in the amount of $1,096,197. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Ten Largest Industries as of June 30, 2023 (Unaudited)	% of Net Assets
Machinery	10.4
Banks	9.1
Automobiles	5.3
Pharmaceuticals	5.2
Financial Services	5.0
Textiles, Apparel & Luxury Goods	4.6
Hotels, Restaurants & Leisure	4.6
Broadline Retail	4.5
Health Care Providers & Services	4.4
Insurance	4.3

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$4,511,395	$—	$4,511,395
Belgium	—	38,025,549	—	38,025,549
Canada	46,705,757	—	—	46,705,757
China	12,251,976	95,178,591	—	107,430,567
Denmark	—	24,686,021	—	24,686,021
France	—	384,507,128	—	384,507,128
Germany	—	639,900,062	—	639,900,062
Indonesia	—	2,729,136	—	2,729,136
Ireland	44,358,342	—	—	44,358,342
Italy	—	64,747,969	—	64,747,969
Japan	—	80,501,722	—	80,501,722
Luxembourg	—	24,378,439	—	24,378,439
Netherlands	—	63,824,074	—	63,824,074
South Korea	—	47,436,365	—	47,436,365
Spain	—	38,006,264	—	38,006,264
Sweden	—	85,210,500	—	85,210,500
Switzerland	—	181,828,342	—	181,828,342
United Kingdom	24,000,210	362,471,758	—	386,471,968
Total Common Stocks	127,316,285	2,137,943,315	—	2,265,259,600
Total Preferred Stock*	—	40,519,648	—	40,519,648
Total Short-Term Investment*	—	57,493,380	—	57,493,380
Securities Lending Reinvestments
Repurchase Agreements	—	456,587	—	456,587
Mutual Funds	639,611	—	—	639,611
Total Securities Lending Reinvestments	639,611	456,587	—	1,096,198
Total Investments	$127,955,896	$2,236,412,930	$—	$2,364,368,826

Collateral for Securities Loaned (Liability)	$—	$(1,096,197)	$—	$(1,096,197)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$2,364,368,826
Receivable for:
Investments sold	9,756,747
Fund shares sold	1,546,780
Dividends and interest	4,256,624
Prepaid expenses	18,722

Total Assets	2,379,947,699
Liabilities
Cash due to custodian denominated in foreign currencies (c)	2,664
Collateral for securities loaned	1,096,197
Payables for:
Investments purchased	6,466,457
Fund shares redeemed	300,103
Accrued Expenses:
Management fees	1,319,154
Distribution and service fees	165,260
Deferred trustees’ fees	164,939
Other expenses	428,682

Total Liabilities	9,943,456

Net Assets	$2,370,004,243

Net Assets Consist of:
Paid in surplus	$2,279,647,943
Distributable earnings (Accumulated losses)	90,356,300

Net Assets	$2,370,004,243

Net Assets
Class A	$1,532,641,106
Class B	769,401,068
Class E	67,962,069
Capital Shares Outstanding*
Class A	118,192,908
Class B	60,975,701
Class E	5,328,502
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.97
Class B	12.62
Class E	12.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,109,743,593.
(b)	Includes securities loaned at value of $1,077,847.
(c)	Identified cost of cash due to custodian denominated in foreign currencies was $2,658.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$53,287,846
Interest	460,950
Securities lending income	390,544

Total investment income	54,139,340
Expenses
Management fees	9,232,511
Administration fees	51,795
Custodian and accounting fees	276,191
Distribution and service fees—Class B	963,415
Distribution and service fees—Class E	49,937
Audit and tax services	26,080
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	42,866
Insurance	10,942
Miscellaneous	16,057

Total expenses	10,709,076
Less management fee waiver	(920,292)

Net expenses	9,788,784

Net Investment Income	44,350,556

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(11,556,264)
Foreign currency transactions	(169,999)

Net realized gain (loss)	(11,726,263)

Net change in unrealized appreciation (depreciation) on:
Investments	368,537,925
Foreign currency transactions	94,522

Net change in unrealized appreciation (depreciation)	368,632,447

Net realized and unrealized gain (loss)	356,906,184

Net Increase (Decrease) in Net Assets From Operations	$401,256,740

(a)	Net of foreign withholding taxes of $7,549,271.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$44,350,556	$45,453,042
Net realized gain (loss)	(11,726,263)	(76,799,545)
Net change in unrealized appreciation (depreciation)	368,632,447	(421,747,688)

Increase (decrease) in net assets from operations	401,256,740	(453,094,191)

From Distributions to Shareholders
Class A	(31,678,421)	(126,527,645)
Class B	(14,394,127)	(60,626,449)
Class E	(1,325,286)	(5,121,190)

Total distributions	(47,397,834)	(192,275,284)

Increase (decrease) in net assets from capital share transactions	(318,189,786)	(10,057,128)

Total increase (decrease) in net assets	35,669,120	(655,426,603)

Net Assets
Beginning of period	2,334,335,123	2,989,761,726

End of period	$2,370,004,243	$2,334,335,123

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,057,590	$13,436,707	3,404,230	$38,311,872
Reinvestments	2,421,898	31,678,421	11,378,385	126,527,645
Redemptions	(21,752,643)	(276,001,032)	(13,218,618)	(167,592,969)

Net increase (decrease)	(18,273,155)	$(230,885,904)	1,563,997	$(2,753,452)

Class B
Sales	845,342	$10,520,327	4,362,000	$47,100,199
Reinvestments	1,130,725	14,394,127	5,598,010	60,626,449
Redemptions	(8,926,329)	(109,891,648)	(9,509,928)	(112,527,564)

Net increase (decrease)	(6,950,262)	$(84,977,194)	450,082	$(4,800,916)

Class E
Sales	188,090	$2,342,104	418,234	$4,925,519
Reinvestments	102,975	1,325,286	468,116	5,121,190
Redemptions	(479,441)	(5,994,078)	(1,054,417)	(12,549,469)

Net increase (decrease)	(188,376)	$(2,326,688)	(168,067)	$(2,502,760)

Increase (decrease) derived from capital shares transactions		$(318,189,786)		$(10,057,128)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.23		$14.50	$13.45	$13.61	$12.16	$16.92

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24		0.23	0.27	0.07	0.42	0.33
Net realized and unrealized gain (loss)	1.77		(2.53)	0.91	0.43	2.40	(4.13)

Total income (loss) from investment operations	2.01		(2.30)	1.18	0.50	2.82	(3.80)

Less Distributions
Distributions from net investment income	(0.27)		(0.30)	(0.13)	(0.37)	(0.33)	(0.31)
Distributions from net realized capital gains	0.00		(0.67)	0.00	(0.29)	(1.04)	(0.65)

Total distributions	(0.27)		(0.97)	(0.13)	(0.66)	(1.37)	(0.96)

Net Asset Value, End of Period	$12.97		$11.23	$14.50	$13.45	$13.61	$12.16

Total Return (%) (b)	17.90	(c)	(15.78)	8.66	5.37	24.83	(23.73)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(d)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.76	0.75	0.78	0.80	0.79
Ratio of net investment income (loss) to average net assets (%)	3.79	(d)	1.92	1.82	0.60	3.26	2.14
Portfolio turnover rate (%)	11	(c)	34	31	48	35	43
Net assets, end of period (in millions)	$1,532.6		$1,532.0	$1,956.0	$2,075.7	$1,946.6	$1,670.5

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.92		$14.12	$13.10	$13.27	$11.88	$16.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22		0.19	0.23	0.04	0.38	0.29
Net realized and unrealized gain (loss)	1.72		(2.46)	0.88	0.42	2.34	(4.05)

Total income (loss) from investment operations	1.94		(2.27)	1.11	0.46	2.72	(3.76)

Less Distributions
Distributions from net investment income	(0.24)		(0.26)	(0.09)	(0.34)	(0.29)	(0.27)
Distributions from net realized capital gains	0.00		(0.67)	0.00	(0.29)	(1.04)	(0.65)

Total distributions	(0.24)		(0.93)	(0.09)	(0.63)	(1.33)	(0.92)

Net Asset Value, End of Period	$12.62		$10.92	$14.12	$13.10	$13.27	$11.88

Total Return (%) (b)	17.74	(c)	(16.00)	8.44	5.12	24.52	(23.97)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	(d)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (e)	0.98	(d)	1.01	1.00	1.03	1.05	1.04
Ratio of net investment income (loss) to average net assets (%)	3.56	(d)	1.68	1.58	0.34	3.01	1.92
Portfolio turnover rate (%)	11	(c)	34	31	48	35	43
Net assets, end of period (in millions)	$769.4		$741.5	$952.6	$1,028.8	$1,039.4	$941.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.04		$14.27	$13.24	$13.40	$11.99	$16.70

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23		0.21	0.24	0.04	0.40	0.31
Net realized and unrealized gain (loss)	1.73		(2.49)	0.90	0.44	2.36	(4.09)

Total income (loss) from investment operations	1.96		(2.28)	1.14	0.48	2.76	(3.78)

Less Distributions
Distributions from net investment income	(0.25)		(0.28)	(0.11)	(0.35)	(0.31)	(0.28)
Distributions from net realized capital gains	0.00		(0.67)	0.00	(0.29)	(1.04)	(0.65)

Total distributions	(0.25)		(0.95)	(0.11)	(0.64)	(1.35)	(0.93)

Net Asset Value, End of Period	$12.75		$11.04	$14.27	$13.24	$13.40	$11.99

Total Return (%) (b)	17.76	(c)	(15.93)	8.52	5.24	24.60	(23.86)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(d)	0.96	0.96	0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (e)	0.88	(d)	0.91	0.90	0.93	0.95	0.94
Ratio of net investment income (loss) to average net assets (%)	3.70	(d)	1.79	1.68	0.42	3.12	2.05
Portfolio turnover rate (%)	11	(c)	34	31	48	35	43
Net assets, end of period (in millions)	$68.0		$60.9	$81.1	$85.5	$91.2	$85.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-12

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-13

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2023, the Portfolio had a payment of $2,664 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at June 30, 2023. The Portfolio’s average overdraft advances during the six months ended June 30, 2023 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $57,493,380. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $456,587. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

BHFTI-14

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the

BHFTI-15

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$254,113,952	$0	$618,515,259

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$9,232,511	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

BHFTI-16

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided that the average daily net assets of the Portfolio exceed $1 billion:

% per annum reduction	Average Daily Net Assets
0.250%	First $50 million
0.200%	$50 million to $100 million
0.100%	$100 million to $1 billion
0.075%	Over $1 billion

An identical expense agreement was in place for the period March 1, 2023 to April 30, 2023.

Prior to March 1, 2023, the Adviser had agreed, for the period April 29, 2022 to February 28, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.075%	Over $1 billion

Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-17

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,230,889,898

Gross unrealized appreciation	414,453,394
Gross unrealized (depreciation)	(280,974,466)

Net unrealized appreciation (depreciation)	$133,478,928

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$98,321,288	$23,646,064	$93,953,996	$—	$192,275,284	$23,646,064

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$47,289,583	$—	$(235,058,894)	$(75,570,018)	$(263,339,329)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $33,376,827 and accumulated long-term capital losses of $42,193,191.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-18

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-19

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 2.62%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 6.99%.

MARKET ENVIRONMENT / CONDITIONS

The global economy continued to expand over the first six months of the year as a long-anticipated recession failed to materialize. Equity markets moved higher on the back of strong labor markets, declines in year-over-year inflation growth, and a moderating pace of interest rate hikes. Government bond performance was mixed as some central banks resumed tightening while others paused. Commodities posted back-to-back quarterly declines in 2023 and have fallen in four of the last five quarters since producing a 25% gain in the first quarter of 2022.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio strategically balances the amount of risk exposure to equities, fixed income and commodities and typically targets a strategic risk level of 8%. This is intended to seek to limit the impact of surprise outcomes on the Portfolio. Further, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that we believe are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the portfolio risk target to fluctuate between 6% and 10%.

Within the Portfolio’s strategic allocation, commodities were the only detractor from results during the reporting period. Of the four main complexes, energy was the largest detractor, followed by industrial metals and agriculture. Energy continued its slide as oil remains under pressure from rising interest rates and their dampening effect on economic growth. These forces also negatively affected industrial metals. Agriculture was broadly lower except for sugar, which spiked due to supply bottlenecks. Precious metals were the sole complex to generate positive results, with gold rising and offsetting silver’s decline in response to the banking crisis and a weaker U.S. dollar.

The Portfolio’s exposure to global equity markets was the largest contributor to results with all six markets posting gains, led by Japanese, U.S. and European equities. Japanese equities were the top contributor to results as the Nikkei continued to rise after reaching its highest level since 1990. U.S. equities added to results, with gains concentrated in the seven largest stocks, which rose on optimism around artificial intelligence. European equities posted positive returns despite Germany slipping into a recession following two consecutive quarters of contracting growth. Emerging market equities posted slightly positive results but were weighed down by fading optimism over China’s recovery.

The Portfolio’s exposure to government bonds added to results as government bonds broadly benefited from signs of easing inflation pressures in January and investors’ flight to safety in March. Japanese government bonds led results as unlike other developed central banks, the Bank of Japan maintained its accommodative monetary policy. U.S. Treasuries and German bunds also contributed amid easing inflationary pressures.

The tactical allocation process detracted from results as gains from an overweight across global equity markets were offset by positioning in government bonds and commodities.

The Portfolio is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments. Derivatives performed as expected during the period.

At period end, tactical positioning was overweight across all equity markets except emerging markets and U.S. small caps, which maintain underweight positions. Across government bonds markets, the Portfolio maintains overweight positions in Australia and Japan, while Canada shifted to an underweight position. U.S. Treasuries re-entered the Portfolio in June with an underweight position after having been eliminated in May over fears of a potential U.S. default.

BHFTI-1

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

Across commodities, the Portfolio remained defensively positioned, with underweights across all four complexes.

Scott Wolle

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Invesco Balanced-Risk Allocation Portfolio
Class B	2.62	-1.03	3.26	4.37
Dow Jones Moderate Portfolio Index	6.99	8.00	4.57	5.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	71.6
Global Developed Equities	26.3
Commodities - Production Weighted	21.6
Emerging Market Equities	3.7

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

BHFTI-3

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class B (a)	Actual	0.92%	$1,000.00	$1,026.20	$4.62
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—5.2% of Net Assets

Security Description	Principal Amount*	Value

U.S. Treasury—5.2%
U.S. Treasury Floating Rate Notes 5.174%, 3M USTBMM - 0.075%, 04/30/24 (a)	30,700,000	$30,685,936
5.286%, 3M USTBMM + 0.037%, 07/31/24 (a)	29,400,000	29,398,871

Total U.S. Treasury & Government Agencies (Cost $60,099,984)		60,084,807

Corporate Bonds & Notes—1.6%

Commercial Services—1.6%
Altoona-Blair County Development Corp. 5.230%, 09/01/38 (144A) (a) (Cost $17,850,007)	17,850,000	17,850,000

Municipals—1.2%
New York State Housing Finance Agency 5.020%, 11/01/46 (a)	9,900,000	9,900,000
Port of Portland OR Airport Revenue 4.600%, 07/01/26 (a)	3,450,000	3,450,000

Total Municipals (Cost $13,350,000)		13,350,000

Short-Term Investments—86.5%

Certificate of Deposit—6.9%
Bank of Nova Scotia 5.800%, SOFR + 0.740%, 08/09/23 (a)	20,000,000	20,011,626
MUFG Bank, Ltd. 5.200%, SOFR + 0.140%, 07/10/23 (a)	20,000,000	20,000,135
5.490%, SOFR + 0.430%, 11/08/23 (a)	15,000,000	15,003,325
Sumitomo Mitsui Trust Bank, Ltd./ New York 5.360%, SOFR + 0.300%, 08/21/23 (a)	15,000,000	15,002,654
Svenska Handelsbanken AB 5.310%, SOFR + 0.250%, 02/23/24 (a)	10,000,000	9,985,908

		80,003,648

Commercial Paper—55.7%
ABN AMRO Funding USA LLC 5.449%, 09/01/23 (144A) (b)	30,000,000	29,720,595
Anglesea Funding LLC 5.470%, 11/30/23 (144A) (b)	15,000,000	14,999,985
Apple, Inc. 4.839%, 07/17/23 (144A) (b)	32,000,000	31,923,190
Banco Santander S.A. 5.339%, 08/17/23 (144A) (b)	15,500,000	15,391,417
BMW U.S. Capital LLC 5.011%, 07/24/23 (144A) (b)	16,000,000	15,945,429
5.047%, 07/27/23 (144A) (b)	17,500,000	17,432,761
Britannia Funding Co. LLC 5.308%, 08/11/23 (144A) (b)	14,000,000	13,913,597
Caisse d’Amortissement de la Dette Sociale 4.168%, 07/05/23 (144A) (b)	19,000,000	18,986,637
Caterpillar Financial Services Corp. 4.747%, 07/12/23 (b)	19,000,000	18,968,036

Commercial Paper—(Continued)
CDP Financial, Inc. 5.860%, SOFR + 0.800%, 11/01/23 (144A) (a)	25,000,000	25,038,798
Chesham Finance LLC 5.001%, 07/18/23 (144A) (b)	15,000,000	14,961,435
Coca-Cola Co. 5.033%, 08/10/23 (144A) (b)	20,000,000	19,883,150
5.141%, 08/22/23 (144A) (b)	15,000,000	14,885,851
Collateralized Commercial Paper FLEX Co. LLC 5.250%, 11/01/23 (144A) (b)	10,000,000	9,984,740
Concord Minutemen Capital Co. LLC 5.310%, SOFR + 0.250%, 08/14/23 (144A) (a)	15,000,000	14,997,255
Emory University 5.250%, 08/24/23 (b)	14,000,000	13,998,754
Export Development Canada 5.125%, 11/10/23 (b)	10,000,000	9,804,084
5.471%, 10/24/23 (b)	12,000,000	11,796,729
FMS Wertmanagement 4.841%, 07/12/23 (144A) (b)	20,000,000	19,966,626
Johnson & Johnson 4.877%, 08/14/23 (144A) (b)	15,500,000	15,400,509
Korea Development Bank 5.026%, 07/21/23 (b)	35,000,000	34,895,630
L’Oreal S.A. 5.329%, 09/07/23 (144A) (b)	30,000,000	29,698,355
LMA-Americas LLC 4.082%, 07/05/23 (144A) (b)	12,300,000	12,291,303
LVMH Moet Hennessy Louis Vuiton SE 5.472%, 10/25/23 (144A) (b)	20,000,000	19,656,735
Nationwide Building Society 4.278%, 07/06/23 (144A) (b)	30,000,000	29,974,520
Novartis Finance Corp. 4.671%, 07/11/23 (144A) (b)	25,000,000	24,961,469
Old Line Funding LLC 5.400%, FEDL01 + 0.330%, 11/13/23 (144A) (a)	30,000,000	30,007,770
PACCAR Financial Corp. 4.329%, 07/06/23 (b)	10,700,000	10,690,964
4.961%, 07/25/23 (b)	8,000,000	7,971,533
5.017%, 08/02/23 (b)	14,000,000	13,933,883
Pacific Life Short Term Funding LLC 5.270%, 08/25/23 (b)	6,000,000	5,950,655
Ridgefield Funding Co. LLC 5.420%, SOFR + 0.360%, 09/20/23 (144A) (a)	20,000,000	20,001,740
Toyota Motor Credit Corp. 5.014%, 08/16/23 (b)	20,000,000	19,864,301
Versailles Commercial Paper LLC 5.336%, 09/11/23 (b)	15,000,000	14,834,777
Wells Fargo Securities LLC 5.050%, 07/05/23 (b)	20,000,000	19,997,846

		642,731,059

Mutual Funds—21.9%
Invesco U.S. Dollar Liquidity Portfolio, Agency Class 5.160% (c) (d)	196,659,642	196,659,642
STIT-Government & Agency Portfolio, Institutional Class 5.060% (c) (d)	33,843,575	33,843,575

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Mutual Funds—(Continued)
STIT-Treasury Portfolio, Institutional Class 5.030% (c) (d)	21,792,575	$21,792,575

		252,295,792

U.S. Treasury—2.0%
U.S. Treasury Bill 4.449%, 01/25/24 (b)	24,300,000	23,601,065

Total Short-Term Investments (Cost $998,768,364)		998,631,564

Total Investments—94.5% (Cost $1,090,068,355)		1,089,916,371
Other assets and liabilities (net)—5.5%		63,605,383

Net Assets—100.0%		$1,153,521,754

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $477,873,867, which is 41.4% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/23	2,645	AUD	307,275,760	$(1,382,759)
Brent Crude Oil Futures	10/31/23	179	USD	13,408,890	57,811
Canada Government Bond 10 Year Futures	09/20/23	1,018	CAD	124,735,540	(585,634)
Euro Stoxx 50 Index Futures	09/15/23	1,095	EUR	48,475,650	970,819
Euro-Bund Futures	09/07/23	1,108	EUR	148,183,920	(937,589)
FTSE 100 Index Futures	09/15/23	605	GBP	45,626,075	(414,539)
Japanese Government 10 Year Bond Futures	09/12/23	229	JPY	34,017,950,000	882,528
MSCI Emerging Markets Index Mini Futures	09/15/23	855	USD	42,660,225	(937,961)
New York Harbor ULSD Futures	11/30/23	126	USD	12,811,403	453,260
RBOB Gasoline Futures	07/31/23	209	USD	22,339,132	99,549
Russell 2000 Index E-Mini Futures	09/15/23	365	USD	34,742,525	91,481
S&P 500 Index E-Mini Futures	09/15/23	178	USD	39,945,425	886,515
Silver Futures	09/27/23	63	USD	7,251,300	(74,231)
TOPIX Index Futures	09/07/23	747	JPY	17,091,360,000	4,403,225
U.S. Treasury Long Bond Futures	09/20/23	194	USD	24,619,813	(397,926)
United Kingdom Long Gilt Bond Futures	09/27/23	871	GBP	83,006,300	(1,006,918)
WTI Light Sweet Crude Oil Futures	12/19/23	55	USD	3,861,000	(2,892)

Net Unrealized Appreciation					$2,104,739

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Swap Agreements

OTC Total Return Swaps

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	0.170%	Monthly	06/20/24	BBP	Barclays Copper Excess Return Index	USD	11,613,693	$(346,480)	$—	$(346,480)
Pay	0.190%	Monthly	02/21/24	BBP	Barclays Soybeans Seasonal Excess Return Index	USD	9,119,311	359,903	—	359,903
Pay	0.190%	Monthly	02/21/24	BBP	Barclays Soymeal Seasonal Excess Return Index	USD	6,338,817	222,961	—	222,961
Pay	0.270%	Monthly	02/06/24	CIBC	CIBC Dynamic Roll LME Copper Excess Return Index	USD	23,345,299	(36,179)	—	(36,179)
Pay	0.280%	Monthly	02/21/24	CIBC	CIBC Seasonal Enhanced Cotton Index	USD	6,964,850	(81,362)	—	(81,362)
Pay	0.140%	Monthly	02/21/24	CIBC	CIBC Soybean Meal Commodity Index	USD	9,595,743	660,361	—	660,361
Pay	0.240%	Monthly	02/21/24	CG	Cargill Soybean Oil Index	USD	5,729,080	1,173,976	—	1,173,976
Pay	0.200%	Monthly	02/21/24	CG	Cargill Sugar Index 2	USD	13,118,189	(668,963)	—	(668,963)
Pay	0.180%	Monthly	02/21/24	GSI	S&P GSCI Corn Excess Return Index	USD	5,452,541	(404,777)	—	(404,777)
Pay	0.250%	Monthly	02/06/24	JPMC	JPMorgan Contag Gas Oil Excess Return Index	USD	15,188,963	189,095	—	189,095
Pay	0.250%	Monthly	06/24/24	MLI	MLCX Natural Gas Excess Return Index	USD	4,239,234	41,362	—	41,362
Pay	0.300%	Monthly	02/08/24	MBL	Macquarie Dynamic Roll Aluminum Excess Return Index	USD	9,156,991	12,462	—	12,462
Pay	0.170%	Monthly	02/21/24	MBL	Macquarie Soymeal Excess Return Index	USD	10,317,931	(41,385)	—	(41,385)
Pay	0.120%	Monthly	02/21/24	MLI	Merrill Lynch Corn Excess Return Strategy Index	USD	5,065,244	(1)	—	(1)
Pay	0.180%	Monthly	02/21/24	MLI	Merrill Lynch Cotton Excess Return Strategy Index	USD	6,887,448	2	—	2
Pay	0.280%	Monthly	02/21/24	RBC	RBC Enhanced Cotton Excess Return Index	USD	3,779,629	—	—	—
Pay	0.180%	Monthly	02/21/24	RBC	RBC Enhanced Soybean Excess Return Index	USD	9,079,151	—	—	—
Pay	0.200%	Monthly	02/21/24	RBC	RBC Enhanced Sugar Excess Return Index	USD	2,850,069	—	—	—
Pay	0.300%	Monthly	07/10/23	MSCS	S&P GSCI Aluminum Dynamic Roll Index	USD	16,223,885	(704,011)	—	(704,011)
Pay	0.090%	Monthly	11/01/23	JPMC	S&P GSCI Gold Official Close Index	USD	5,647,244	16,733	—	16,733
Pay	0.250%	Monthly	02/21/24	GSI	S&P GSCI Soybean Oil Excess Return Index	USD	8,107,091	1,667,498	—	1,667,498

Totals								$2,061,195	$—	$2,061,195

(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Cash in the amount of $1,660,000 has been received at the custodian bank and held in a segregated account as collateral for OTC swap contracts.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CG)—	Cargill, Inc.
(CIBC)—	Canadian Imperial Bank of Commerce
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MBL)—	Macquarie Bank, Ltd.
(MLI)—	Merrill Lynch International
(MSCS)—	Morgan Stanley Capital Services LLC
(RBC)—	Royal Bank of Canada

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(FEDL01)—	Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate
(USTBMM)—	U.S. Treasury Bill Money Market Yield

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$60,084,807	$—	$60,084,807
Total Corporate Bonds & Notes*	—	17,850,000	—	17,850,000
Total Municipals*	—	13,350,000	—	13,350,000
Short-Term Investments
Certificate of Deposit	—	80,003,648	—	80,003,648
Commercial Paper	—	642,731,059	—	642,731,059
Mutual Funds	252,295,792	—	—	252,295,792
U.S. Treasury	—	23,601,065	—	23,601,065
Total Short-Term Investments	252,295,792	746,335,772	—	998,631,564
Total Investments	$252,295,792	$837,620,579	$—	$1,089,916,371

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,845,188	$—	$—	$7,845,188
Futures Contracts (Unrealized Depreciation)	(5,740,449)	—	—	(5,740,449)
Total Futures Contracts	$2,104,739	$—	$—	$2,104,739
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$4,344,353	$—	$4,344,353
OTC Swap Contracts at Value (Liabilities)	—	(2,283,158)	—	(2,283,158)
Total OTC Swap Contracts	$—	$2,061,195	$—	$2,061,195

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)	$837,620,579
Affiliated investments at value (b)	252,295,792
Cash	270,000
Cash collateral (c)	57,123,000
OTC swap contracts at market value	4,344,353
Receivable for:
OTC swap contracts	1,261,582
Fund shares sold	152,413
Dividends and interest	2,222,228
Dividends on affiliated investments	1,052,163
Variation margin on futures contracts	1,030,398
Prepaid expenses	9,451

Total Assets	1,157,381,959
Liabilities
OTC swap contracts at market value	2,283,158
Payables for:
OTC swap contracts	206,371
Fund shares redeemed	210,998
Interest on OTC swap contracts	19,710
Accrued Expenses:
Management fees	598,145
Distribution and service fees	237,446
Deferred trustees’ fees	144,873
Other expenses	159,504

Total Liabilities	3,860,205

Net Assets	$1,153,521,754

Net Assets Consist of:
Paid in surplus	$1,292,329,745
Distributable earnings (Accumulated losses)	(138,807,991)

Net Assets	$1,153,521,754

Net Assets
Class B	$1,153,521,754
Capital Shares Outstanding*
Class B	147,957,932
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$7.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $837,772,563.
(b)	Identified cost of affiliated investments was $252,295,792.
(c)	Includes collateral of $54,733,000 for futures contracts and $2,390,000 for OTC swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from affiliated investments	$5,899,164
Interest	22,730,613

Total investment income	28,629,777
Expenses
Management fees	3,782,145
Administration fees	45,438
Custodian and accounting fees	55,044
Distribution and service fees—Class B	1,472,583
Audit and tax services	48,761
Legal	25,266
Trustees’ fees and expenses	17,766
Shareholder reporting	18,576
Insurance	5,939
Miscellaneous	9,625

Total expenses	5,481,143
Less management fee waiver	(90,365)

Net expenses	5,390,778

Net Investment Income	23,238,999

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,847,474
Futures contracts	(11,959,134)
Swap contracts	(15,643,867)
Foreign currency transactions	(217,067)

Net realized gain (loss)	(25,972,594)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,190,135)
Futures contracts	35,161,356
Swap contracts	881,033
Foreign currency transactions	(42,968)

Net change in unrealized appreciation (depreciation)	32,809,286

Net realized and unrealized gain (loss)	6,836,692

Net Increase (Decrease) in Net Assets From Operations	$30,075,691

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$23,238,999	$7,914,400
Net realized gain (loss)	(25,972,594)	(120,175,529)
Net change in unrealized appreciation (depreciation)	32,809,286	(57,416,619)

Increase (decrease) in net assets from operations	30,075,691	(169,677,748)

From Distributions to Shareholders
Class B	(38,243,418)	(154,290,949)

Total distributions	(38,243,418)	(154,290,949)

Increase (decrease) in net assets from capital share transactions	(20,136,178)	107,735,831

Total increase (decrease) in net assets	(28,303,905)	(216,232,866)

Net Assets
Beginning of period	1,181,825,659	1,398,058,525

End of period	$1,153,521,754	$1,181,825,659

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	1,808,334	$14,568,893	10,829,237	$96,901,731
Reinvestments	4,921,933	38,243,418	18,815,969	154,290,949
Redemptions	(9,100,561)	(72,948,489)	(15,968,979)	(143,456,849)

Net increase (decrease)	(2,370,294)	$(20,136,178)	13,676,227	$107,735,831

Increase (decrease) derived from capital shares transactions		$(20,136,178)		$107,735,831

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.86		$10.23	$9.91	$10.11	$8.77	$10.27

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16		0.06	(0.08)	(0.02)	0.13	0.10
Net realized and unrealized gain (loss)	0.05		(1.28)	1.03	0.87	1.21	(0.69)

Total income (loss) from investment operations	0.21		(1.22)	0.95	0.85	1.34	(0.59)

Less Distributions
Distributions from net investment income	(0.27)		(0.59)	(0.32)	(0.53)	0.00	(0.12)
Distributions from net realized capital gains	0.00		(0.56)	(0.31)	(0.52)	0.00	(0.79)
Distributions from return of capital	0.00		0.00	0.00	0.00	0.00	(0.00	)(b)

Total distributions	(0.27)		(1.15)	(0.63)	(1.05)	0.00	(0.91)

Net Asset Value, End of Period	$7.80		$7.86	$10.23	$9.91	$10.11	$8.77

Total Return (%) (c)	2.62	(d)	(12.41)	9.69	10.14	15.28	(6.43)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(e)	0.92	0.92	0.93	0.92	0.92
Net ratio of expenses to average net assets (%) (f) (g)	0.92	(e)	0.90	0.90	0.90	0.89	0.89
Ratio of net investment income (loss) to average net assets (%)	3.95	(e)	0.62	(0.80)	(0.22)	1.40	1.04
Portfolio turnover rate (%)	17	(d)	132	57	147	44	103
Net assets, end of period (in millions)	$1,153.5		$1,181.8	$1,398.1	$1,403.2	$1,445.0	$1,415.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2023 and each of the years ended December 31, 2022, 2021, 2020, 2019 and 2018 (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2023, the Portfolio held $271,481,543 in the Subsidiary, representing 23.5% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific

BHFTI-12

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for

BHFTI-13

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be

BHFTI-14

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors such as changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the

BHFTI-15

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$882,528	Unrealized depreciation on futures contracts (a) (b)	$4,310,826
Equity	Unrealized appreciation on futures contracts (a) (b)	6,352,040	Unrealized depreciation on futures contracts (a) (b)	1,352,500
Commodity	OTC swap contracts at market value (c)	4,344,353	OTC swap contracts at market value (c)	2,283,158
	Unrealized appreciation on futures contracts (a) (b)	610,620	Unrealized depreciation on futures contracts (a) (b)	77,123

Total		$12,189,541		$8,023,607

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest payable of $19,710.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$582,864	$(346,480)	$—	$236,384
Canadian Imperial Bank of Commerce	660,361	(117,541)	—	542,820
Cargill, Inc.	1,173,976	(668,963)	—	505,013
Goldman Sachs International	1,667,498	(404,777)	(1,130,000)	132,721
JPMorgan Chase Bank N.A.	205,828	—	—	205,828
Macquarie Bank, Ltd.	12,462	(12,462)	—	—
Merrill Lynch International	41,364	(1)	—	41,363

	$4,344,353	$(1,550,224)	$(1,130,000)	$1,664,129

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$346,480	$(346,480)	$—	$—
Canadian Imperial Bank of Commerce	117,541	(117,541)	—	—
Cargill, Inc.	668,963	(668,963)	—	—
Goldman Sachs International	404,777	(404,777)	—	—
Macquarie Bank, Ltd.	41,385	(12,462)	(28,923)	—
Merrill Lynch International	1	(1)	—	—
Morgan Stanley Capital Services LLC	704,011	—	(500,000)	204,011

	$2,283,158	$(1,550,224)	$(528,923)	$204,011

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-16

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(25,526,445)	$20,863,258	$(7,295,947)	$(11,959,134)
Swap contracts	—	—	(15,643,867)	(15,643,867)

	$(25,526,445)	$20,863,258	$(22,939,814)	$(27,603,001)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$25,301,267	$15,204,928	$(5,344,839)	$35,161,356
Swap contracts	—	—	881,033	881,033

	$25,301,267	$15,204,928	$(4,463,806)	$36,042,389

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$1,236,469,629
Swap contracts	205,286,956

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s

BHFTI-17

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

BHFTI-18

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$17,850,000	$0	$47,553,369

BHFTI-19

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$3,782,145	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it receives as a result of any investment by the Portfolio in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser has agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. $44,178 was waived for the six months ended June 30, 2023 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. The Adviser has agreed to reduce its advisory fee to reflect a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to this voluntary subadvisory fee waiver. $46,187 was waived in the aggregate for the six months ended June 30, 2023 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-20

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Ending Value as of June 30, 2023
Invesco U.S. Dollar Liquidity Portfolio, Agency Class	$—	$767,531,340	$(570,871,698)	$196,659,642
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	110,716,720	14,825,596	(125,542,316)	—
STIT-Government & Agency Portfolio, Institutional Class	37,195,804	221,377,941	(224,730,170)	33,843,575
STIT-Treasury Portfolio, Institutional Class	24,027,394	147,585,294	(149,820,113)	21,792,575

	$171,939,918	$1,151,320,171	$(1,070,964,297)	$252,295,792

Security Description	Income earned from affiliates during the period	Number of shares held June 30, 2023
Invesco U.S. Dollar Liquidity Portfolio, Agency Class	$3,945,391	196,659,642
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	363,080	—
STIT-Government & Agency Portfolio, Institutional Class	961,696	33,843,575
STIT-Treasury Portfolio, Institutional Class	628,997	21,792,575

	$5,899,164

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,090,068,356

Gross unrealized appreciation	12,231,058
Gross unrealized (depreciation)	(8,217,109)

Net unrealized appreciation (depreciation)	$4,013,949

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$124,126,897	$58,712,676	$30,164,052	$26,576,639	$154,290,949	$85,289,315

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$38,040,543	$—	$(4,676,084)	$(163,861,754)	$(130,497,295)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $64,670,224 and accumulated long-term capital losses of $99,191,530.

BHFTI-21

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

11. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-22

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-23

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Invesco Comstock Portfolio returned 4.21% and 4.03%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned 5.12%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities managed to deliver gains in the first quarter despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market, and solid economic growth indicated that Federal Reserve (the “Fed”) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper recession. The quarter’s largest shock came in March as the failure of two U.S. regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse by UBS and ongoing fear that bank troubles would spread sent investors to safe-haven assets. The Fed’s swift actions to stabilize the banking system in March resulted in resilient equity markets despite the turmoil. In the second quarter, milder inflation and better-than-expected corporate earnings supported equities, with most major indexes posting gains. In June, the Consumer Price Index (“CPI”) reported a 4% increase, the smallest -twelve month increase in nearly two years. The labor market remained resilient in the second quarter with unemployment still at historic lows. Though inflation appeared to be cooling, the rate remained above the Fed’s 2% target; therefore, the Fed raised the federal funds rate by 0.25% at its May meeting, bringing the rate to its highest level since June 2006. However, the Fed left rates unchanged at its June meeting, giving investors a long-awaited “pause” in rate hikes, which sent equities broadly higher.

PORTFOLIO REVIEW / PERIOD END POSITIONING

On the positive side, the Portfolio saw favorable contributions from stock selection in the Industrials, Healthcare, and Communication Services sectors, while a material underweight allocation in Utilities also boosted relative returns. In Industrials, FedEx and General Electric (“GE”) were some top contributors on an absolute and relative basis. During the first quarter, FedEx’s Ground division reported one of its best quarters in history and GE’s Aerospace division demonstrated clear growth, profitability, and technology moats over peers - targeting growth with margin expansion. In Healthcare, the largest contributions came from not having exposure to the life science tools and services industry and not owning Pfizer stock, as both underperformed for the period. Pfizer’s stock came under pressure as the company’s coronavirus-related tailwind from the COVID vaccine evaporated, eroding revenue and profits year-over-year. In Consumer Discretionary, Booking Holdings and Las Vegas Sands were top performers for the period. Booking Holdings benefited from continued increase in demand post-COVID, with reservation growth surpassing 2019 demand. Las Vegas Sands benefitted after the Macau government announced that it would resume visitation access from mainland China in the fourth quarter of 2022. This resulted in massive increases in revenues as the leisure and travel environment vastly improved post COVID-19.

On the negative side, stock selection in Financials, Energy, Materials and Consumer Staples detracted from relative return. Financial stocks generally underperformed on investors’ concerns of more regional bank failures and resulting increased regulation expected. Energy stocks underperformed as oil prices (West Texas Intermediate Crude) fell closer to $70/barrel in the second quarter of this year, down from over $100/barrel in 2022. In Materials, CF Industries (“CF”), a leading global manufacturer of hydrogen and nitrogen products, underperformed and detracted from relative performance as the stock underperformed the sector and the Russell 1000 Value Index benchmark. CF’s margins were negatively impacted by lower nitrogen prices due to an increase in supply, as global demand weakened in early 2023.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging foreign currency exposure back to the U.S. dollar. The use of currency forward contracts had a slightly negative impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the reporting period. Derivatives performed as expected during the period.

BHFTI-1

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio had an overweight allocation to Information Technology, Communication Services, Energy and Healthcare. Conversely, the Portfolio had an underweight allocation to Real Estate, Utilities, Financials, and Materials.

Kevin C. Holt

Devin E. Armstrong

James Warwick

Portfolio Managers

Invesco Adviser, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	4.21	13.74	9.01	9.89
Class B	4.03	13.44	8.74	9.62
Russell 1000 Value Index	5.12	11.54	8.11	9.22

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Meta Platforms, Inc. - Class A	3.0
Philip Morris International, Inc.	2.7
Wells Fargo & Co.	2.5
FedEx Corp.	2.4
Microsoft Corp.	2.4
Chevron Corp.	2.4
American International Group, Inc.	2.3
Bank of America Corp.	2.2
Cisco Systems, Inc.	2.2
Johnson Controls International plc	2.1

Top Sectors

% of Net Assets
Health Care	17.7
Financials	17.5
Industrials	14.1
Information Technology	13.1
Energy	10.1
Consumer Staples	8.9
Communication Services	7.8
Consumer Discretionary	5.2
Materials	2.5
Utilities	1.4

BHFTI-3

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.57%	$1,000.00	$1,042.10	$2.89
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class B (a)	Actual	0.82%	$1,000.00	$1,040.30	$4.15
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Textron, Inc.	258,194	$17,461,660

Air Freight & Logistics—2.4%
FedEx Corp.	182,803	45,316,864

Automobiles—1.7%
General Motors Co.	833,523	32,140,647

Banks—11.0%
Bank of America Corp.	1,473,219	42,266,653
Citigroup, Inc.	497,463	22,903,196
Citizens Financial Group, Inc.	632,664	16,499,877
Fifth Third Bancorp	751,741	19,703,132
Huntington Bancshares, Inc.	1,778,455	19,171,745
JPMorgan Chase & Co.	174,440	25,370,554
M&T Bank Corp.	133,603	16,534,707
Wells Fargo & Co.	1,113,920	47,542,106

		209,991,970

Beverages—1.5%
Coca-Cola Co. (The)	193,954	11,679,910
Keurig Dr Pepper, Inc.	576,905	18,039,819

		29,719,729

Biotechnology—0.1%
AbbVie, Inc.	16,961	2,285,156

Broadline Retail—0.7%
eBay, Inc.	292,232	13,059,848

Building Products—2.1%
Johnson Controls International plc	594,050	40,478,567

Capital Markets—3.5%
Goldman Sachs Group, Inc. (The)	72,892	23,510,586
Morgan Stanley	119,695	10,221,953
State Street Corp.	449,830	32,918,559

		66,651,098

Chemicals—1.2%
CF Industries Holdings, Inc.	329,763	22,892,147

Communications Equipment—3.4%
Cisco Systems, Inc.	808,390	41,826,099
F5, Inc. (a)	152,998	22,377,487

		64,203,586

Consumer Staples Distribution & Retail—1.0%
Sysco Corp.	258,573	19,186,117

Containers & Packaging—1.3%
International Paper Co.	762,915	24,268,326

Electrical Equipment—3.6%
Eaton Corp. plc	186,008	37,406,209

Electrical Equipment—(Continued)
Emerson Electric Co.	336,956	30,457,453

		67,863,662

Entertainment—0.7%
Walt Disney Co. (The) (a)	63,731	5,689,904
Warner Bros Discovery, Inc. (a)	686,834	8,612,898

		14,302,802

Food Products—1.5%
Kraft Heinz Co. (The)	598,739	21,255,234
Tyson Foods, Inc. - Class A	128,539	6,560,631

		27,815,865

Health Care Equipment & Supplies—3.5%
Baxter International, Inc.	229,019	10,434,105
Becton Dickinson & Co.	92,709	24,476,103
Dentsply Sirona, Inc.	243,539	9,746,431
Medtronic plc	244,359	21,528,028

		66,184,667

Health Care Providers & Services—7.7%
CVS Health Corp.	443,320	30,646,712
Elevance Health, Inc.	89,653	39,831,932
Henry Schein, Inc. (a)	278,218	22,563,480
Humana, Inc.	34,517	15,433,586
McKesson Corp.	40,630	17,361,605
Universal Health Services, Inc. - Class B	138,112	21,789,930

		147,627,245

Hotels, Restaurants & Leisure—1.8%
Booking Holdings, Inc. (a)	4,001	10,804,020
Las Vegas Sands Corp. (a)	412,039	23,898,262

		34,702,282

Household Products—1.4%
Kimberly-Clark Corp.	190,264	26,267,848

Industrial Conglomerates—1.6%
General Electric Co.	271,657	29,841,521

Insurance—3.0%
Allstate Corp. (The)	134,807	14,699,355
American International Group, Inc.	748,744	43,082,730

		57,782,085

Interactive Media & Services—4.5%
Alphabet, Inc. - Class A (a)	238,566	28,556,350
Meta Platforms, Inc. - Class A (a)	197,698	56,735,372

		85,291,722

IT Services—2.8%
Cognizant Technology Solutions Corp. - Class A	446,242	29,130,678
DXC Technology Co. (a) (b)	901,183	24,079,610

		53,210,288

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—3.5%
Caterpillar, Inc.	146,943	$36,155,325
Westinghouse Air Brake Technologies Corp.	283,196	31,058,105

		67,213,430

Media—1.4%
Comcast Corp. - Class A	624,211	25,935,967

Multi-Utilities—1.4%
Dominion Energy, Inc.	502,221	26,010,026

Oil, Gas & Consumable Fuels—10.1%
Cheniere Energy, Inc.	43,740	6,664,226
Chevron Corp.	285,380	44,904,543
ConocoPhillips	270,523	28,028,888
Devon Energy Corp.	145,616	7,039,077
Exxon Mobil Corp.	177,802	19,069,265
Hess Corp.	135,328	18,397,842
Marathon Oil Corp.	803,469	18,495,856
Pioneer Natural Resources Co.	76,438	15,836,425
Suncor Energy, Inc. (b)	1,152,203	33,782,592

		192,218,714

Personal Care Products—0.9%
Haleon plc	4,102,371	16,882,563

Pharmaceuticals—6.3%
Bristol-Myers Squibb Co.	324,780	20,769,681
Johnson & Johnson	183,829	30,427,376
Merck & Co., Inc.	297,497	34,328,179
Sanofi (ADR)	645,994	34,819,076

		120,344,312

Semiconductors & Semiconductor Equipment—4.6%
Intel Corp.	650,717	21,759,977
NXP Semiconductors NV	186,780	38,230,130
QUALCOMM, Inc.	229,469	27,315,990

		87,306,097

Software—2.4%
Microsoft Corp.	132,331	45,063,999

Specialty Retail—0.1%
Ross Stores, Inc.	20,829	2,335,556

Textiles, Apparel & Luxury Goods—0.9%
Ralph Lauren Corp. (b)	137,365	16,937,104

Tobacco—2.6%
Philip Morris International, Inc.	518,935	50,658,435

Wireless Telecommunication Services—1.2%
T-Mobile U.S., Inc. (a)	167,578	23,276,584

Total Common Stocks (Cost $1,444,302,141)		1,872,728,489

Short-Term Investment—1.9%
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $37,085,969; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $37,820,491.	37,078,862	$37,078,862

Total Short-Term Investments (Cost $37,078,862)		37,078,862

Securities Lending Reinvestments (c)—0.3%

Repurchase Agreement—0.0%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $195,695; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $199,525.	195,613	195,613

Mutual Funds—0.3%
Allspring Government Money Market Fund, Select Class 5.020% (d)	1,000,000	1,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (d)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (d)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (d)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (d)	1,000,000	1,000,000

		5,000,000

Total Securities Lending Reinvestments (Cost $5,195,613)		5,195,613

Total Investments—100.5% (Cost $1,486,576,616)		1,915,002,964
Other assets and liabilities (net)—(0.5)%		(9,658,699)

Net Assets—100.0%		$1,905,344,265

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $14,289,586 and the collateral received consisted of cash in the amount of $5,195,613 and non-cash collateral with a value of $9,398,773. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government and agency securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	555,169	BBP	07/07/23	USD	422,397	$(3,311)
CAD	573,028	DBAG	07/07/23	USD	430,766	1,802
CAD	691,465	DBAG	07/07/23	USD	525,510	(3,535)
CAD	22,019,824	RBC	07/07/23	USD	16,590,962	31,397
EUR	15,612,889	DBAG	07/07/23	USD	16,984,458	53,942
EUR	398,431	GSI	07/07/23	USD	428,767	6,042
EUR	430,641	GSI	07/07/23	USD	471,238	(1,277)
EUR	562,632	RBC	07/07/23	USD	608,267	5,735
EUR	999,738	RBC	07/07/23	USD	1,079,105	11,912
GBP	6,581,229	CIBC	07/07/23	USD	8,294,713	63,539
GBP	191,786	RBC	07/07/23	USD	239,993	3,578

Contracts to Deliver
CAD	22,618,771	GSI	07/07/23	USD	16,873,824	(200,669)
CAD	732,972	RBC	07/07/23	USD	549,209	(4,098)
CAD	487,743	RBC	07/07/23	USD	369,983	1,794
CAD	22,019,824	RBC	07/31/23	USD	16,596,252	(31,875)
EUR	271,885	DBAG	07/07/23	USD	291,013	(5,696)
EUR	17,732,446	RBC	07/07/23	USD	18,990,598	(360,881)
EUR	15,612,889	DBAG	07/31/23	USD	17,004,686	(53,753)
EUR	340,293	DBAG	07/31/23	USD	370,359	(1,441)
GBP	6,711,479	CIBC	07/07/23	USD	8,333,804	(189,868)
GBP	61,536	RBC	07/07/23	USD	76,391	(1,760)
GBP	6,581,229	CIBC	07/31/23	USD	8,296,240	(63,464)

Net Unrealized Depreciation						$(741,887)

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CIBC)—	Canadian Imperial Bank of Commerce
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(RBC)—	Royal Bank of Canada

Currencies

(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$17,461,660	$—	$—	$17,461,660
Air Freight & Logistics	45,316,864	—	—	45,316,864
Automobiles	32,140,647	—	—	32,140,647
Banks	209,991,970	—	—	209,991,970
Beverages	29,719,729	—	—	29,719,729
Biotechnology	2,285,156	—	—	2,285,156
Broadline Retail	13,059,848	—	—	13,059,848
Building Products	40,478,567	—	—	40,478,567
Capital Markets	66,651,098	—	—	66,651,098
Chemicals	22,892,147	—	—	22,892,147
Communications Equipment	64,203,586	—	—	64,203,586
Consumer Staples Distribution & Retail	19,186,117	—	—	19,186,117
Containers & Packaging	24,268,326	—	—	24,268,326
Electrical Equipment	67,863,662	—	—	67,863,662
Entertainment	14,302,802	—	—	14,302,802
Food Products	27,815,865	—	—	27,815,865
Health Care Equipment & Supplies	66,184,667	—	—	66,184,667
Health Care Providers & Services	147,627,245	—	—	147,627,245
Hotels, Restaurants & Leisure	34,702,282	—	—	34,702,282
Household Products	26,267,848	—	—	26,267,848
Industrial Conglomerates	29,841,521	—	—	29,841,521
Insurance	57,782,085	—	—	57,782,085
Interactive Media & Services	85,291,722	—	—	85,291,722
IT Services	53,210,288	—	—	53,210,288
Machinery	67,213,430	—	—	67,213,430
Media	25,935,967	—	—	25,935,967
Multi-Utilities	26,010,026	—	—	26,010,026
Oil, Gas & Consumable Fuels	192,218,714	—	—	192,218,714
Personal Care Products	—	16,882,563	—	16,882,563
Pharmaceuticals	120,344,312	—	—	120,344,312
Semiconductors & Semiconductor Equipment	87,306,097	—	—	87,306,097
Software	45,063,999	—	—	45,063,999
Specialty Retail	2,335,556	—	—	2,335,556
Textiles, Apparel & Luxury Goods	16,937,104	—	—	16,937,104
Tobacco	50,658,435	—	—	50,658,435
Wireless Telecommunication Services	23,276,584	—	—	23,276,584
Total Common Stocks	1,855,845,926	16,882,563	—	1,872,728,489
Total Short-Term Investment*	—	37,078,862	—	37,078,862
Securities Lending Reinvestments
Repurchase Agreement	—	195,613	—	195,613
Mutual Funds	5,000,000	—	—	5,000,000
Total Securities Lending Reinvestments	5,000,000	195,613	—	5,195,613
Total Investments	$1,860,845,926	$54,157,038	$—	$1,915,002,964

Collateral for Securities Loaned (Liability)	$—	$(5,195,613)	$—	$(5,195,613)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$179,741	$—	$179,741
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(921,628)	—	(921,628)
Total Forward Contracts	$—	$(741,887)	$—	$(741,887)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,915,002,964
Cash	392,901
Cash denominated in foreign currencies (c)	584
Unrealized appreciation on forward foreign currency exchange contracts	179,741
Receivable for:
Investments sold	4,312,148
Fund shares sold	71,496
Dividends and interest	3,718,156
Prepaid expenses	14,824

Total Assets	1,923,692,814
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	921,628
Collateral for securities loaned	5,195,613
Payables for:
Investments purchased	10,398,333
Fund shares redeemed	507,142
Accrued Expenses:
Management fees	820,008
Distribution and service fees	171,752
Deferred trustees’ fees	164,939
Other expenses	169,134

Total Liabilities	18,348,549

Net Assets	$1,905,344,265

Net Assets Consist of:
Paid in surplus	$1,407,258,799
Distributable earnings (Accumulated losses)	498,085,466

Net Assets	$1,905,344,265

Net Assets
Class A	$1,049,695,314
Class B	855,648,951
Capital Shares Outstanding*
Class A	88,966,546
Class B	73,070,571
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.80
Class B	11.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,486,576,616.
(b)	Includes securities loaned at value of $14,289,586.
(c)	Identified cost of cash denominated in foreign currencies was $579.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$23,696,152
Interest	543,386
Securities lending income	34,498

Total investment income	24,274,036
Expenses
Management fees	5,386,243
Administration fees	42,238
Custodian and accounting fees	58,177
Distribution and service fees—Class B	1,054,705
Audit and tax services	25,049
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	28,158
Insurance	9,490
Miscellaneous	10,576

Total expenses	6,653,918
Less management fee waiver	(318,707)
Less broker commission recapture	(9,343)

Net expenses	6,325,868

Net Investment Income	17,948,168

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	69,665,803
Foreign currency transactions	(4,079)
Forward foreign currency transactions	(215,910)

Net realized gain (loss)	69,445,814

Net change in unrealized appreciation (depreciation) on:
Investments	(9,685,191)
Foreign currency transactions	(1,004)
Forward foreign currency transactions	(539,260)

Net change in unrealized appreciation (depreciation)	(10,225,455)

Net realized and unrealized gain (loss)	59,220,359

Net Increase (Decrease) in Net Assets From Operations	$77,168,527

(a)	Net of foreign withholding taxes of $488,214.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$17,948,168	$36,783,662
Net realized gain (loss)	69,445,814	331,912,921
Net change in unrealized appreciation (depreciation)	(10,225,455)	(351,449,332)

Increase (decrease) in net assets from operations	77,168,527	17,247,251

From Distributions to Shareholders
Class A	(202,683,433)	(183,503,409)
Class B	(164,955,753)	(147,249,242)

Total distributions	(367,639,186)	(330,752,651)

Increase (decrease) in net assets from capital share transactions	301,630,590	(194,708,539)

Total increase (decrease) in net assets	11,159,931	(508,213,939)

Net Assets
Beginning of period	1,894,184,334	2,402,398,273

End of period	$1,905,344,265	$1,894,184,334

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	171,404	$2,393,073	53,348	$780,962
Reinvestments	17,502,887	202,683,433	13,818,028	183,503,409
Redemptions	(1,944,601)	(27,941,666)	(23,075,705)	(364,873,846)

Net increase (decrease)	15,729,690	$177,134,840	(9,204,329)	$(180,589,475)

Class B
Sales	1,250,367	$17,441,980	4,085,530	$61,982,369
Reinvestments	14,356,462	164,955,753	11,155,246	147,249,242
Redemptions	(4,164,342)	(57,901,983)	(14,634,353)	(223,350,675)

Net increase (decrease)	11,442,487	$124,495,750	606,423	$(14,119,064)

Increase (decrease) derived from capital shares transactions		$301,630,590		$(194,708,539)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.09		$16.79	$12.84	$14.18	$13.26	$16.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.28	0.26	0.27	0.31	0.29
Net realized and unrealized gain (loss)	0.40		(0.30)	4.02	(0.55)	2.77	(2.05)

Total income (loss) from investment operations	0.54		(0.02)	4.28	(0.28)	3.08	(1.76)

Less Distributions
Distributions from net investment income	(0.32)		(0.35)	(0.33)	(0.30)	(0.36)	(0.14)
Distributions from net realized capital gains	(2.51)		(2.33)	0.00	(0.76)	(1.80)	(1.22)

Total distributions	(2.83)		(2.68)	(0.33)	(1.06)	(2.16)	(1.36)

Net Asset Value, End of Period	$11.80		$14.09	$16.79	$12.84	$14.18	$13.26

Total Return (%) (b)	4.21	(c)	0.88	33.47	(0.27)	25.26	(11.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(d)	0.59	0.59	0.60	0.59	0.59
Net ratio of expenses to average net assets (%) (e) (f)	0.57	(d)	0.57	0.56	0.57	0.56	0.56
Ratio of net investment income (loss) to average net assets (%)	2.04	(d)	1.87	1.71	2.41	2.28	1.85
Portfolio turnover rate (%)	11	(c)	20	15	39	23	19
Net assets, end of period (in millions)	$1,049.7		$1,032.1	$1,384.6	$1,456.1	$1,458.6	$1,284.2

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.99		$16.68	$12.76	$14.09	$13.18	$16.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.25	0.22	0.24	0.28	0.25
Net realized and unrealized gain (loss)	0.39		(0.30)	4.00	(0.55)	2.75	(2.04)

Total income (loss) from investment operations	0.51		(0.05)	4.22	(0.31)	3.03	(1.79)

Less Distributions
Distributions from net investment income	(0.28)		(0.31)	(0.30)	(0.26)	(0.32)	(0.10)
Distributions from net realized capital gains	(2.51)		(2.33)	0.00	(0.76)	(1.80)	(1.22)

Total distributions	(2.79)		(2.64)	(0.30)	(1.02)	(2.12)	(1.32)

Net Asset Value, End of Period	$11.71		$13.99	$16.68	$12.76	$14.09	$13.18

Total Return (%) (b)	4.03	(c)	0.64	33.18	(0.51)	24.95	(12.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(d)	0.84	0.84	0.85	0.84	0.84
Net ratio of expenses to average net assets (%) (e) (f)	0.82	(d)	0.82	0.81	0.82	0.81	0.81
Ratio of net investment income (loss) to average net assets (%)	1.79	(d)	1.64	1.47	2.16	2.03	1.61
Portfolio turnover rate (%)	11	(c)	20	15	39	23	19
Net assets, end of period (in millions)	$855.6		$862.0	$1,017.8	$935.3	$958.1	$855.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2023 and each of the years ended December 31, 2022 through 2018. (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-12

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-13

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $37,078,862. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $195,613. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-14

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$179,741	Unrealized depreciation on forward foreign currency exchange contracts	$921,628

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Canadian Imperial Bank of Commerce	$63,539	$(63,539)	$—	$—
Deutsche Bank AG	55,744	(55,744)	—	—
Goldman Sachs International	6,042	(6,042)	—	—
Royal Bank of Canada	54,416	(54,416)	—	—

	$179,741	$(179,741)	$—	$—

BHFTI-15

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$3,311	$—	$—	$3,311
Canadian Imperial Bank of Commerce	253,332	(63,539)	—	189,793
Deutsche Bank AG	64,425	(55,744)	—	8,681
Goldman Sachs International	201,946	(6,042)	—	195,904
Royal Bank of Canada	398,614	(54,416)	—	344,198

	$921,628	$(179,741)	$—	$741,887

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(215,910)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(539,260)

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$67,951,120

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the

BHFTI-16

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under

BHFTI-17

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$199,818,627	$0	$217,803,764

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$5,386,243	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $250 million
0.025%	$250 million to $500 million
0.050%	$500 million to $1 billion
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period March 1, 2023 to April 30, 2023.

Prior to March 1, 2023, the Adviser had agreed, for the period April 29, 2022 to February 28, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

Amounts waived for the six months ended June 30, 2023 were $255,134 and are included in the total amount shown as a management fee waiver in the Statement of Operations.

BHFTI-18

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $63,573 was waived in the aggregate for the six months ended June 30, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2023 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$23,708

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,503,083,592

Gross unrealized appreciation	479,288,842
Gross unrealized (depreciation)	(67,369,470)

Net unrealized appreciation (depreciation)	$411,919,372

BHFTI-19

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$59,199,989	$48,068,840	$271,552,662	$—	$330,752,651	$48,068,840

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$45,685,930	$321,428,889	$421,604,583	$—	$788,719,402

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-20

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-21

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Invesco Global Equity Portfolio returned 23.54%, 23.30%, and 23.39%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index¹, returned 13.93%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets delivered gains for the first quarter despite significant volatility and a banking crisis. January’s rally gave way to mixed global equity results in February as inflation appeared more persistent, boosting expectations that interest rates will stay higher for longer. The first quarter’s largest shock came in March as the failure of two U.S. regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Switzerland-based Credit Suisse, led to a selloff in U.S. and European Financial stocks. Amid the banking turmoil, some global central banks continued to raise interest rates to fight inflation. Though they lagged international developed equities, emerging market equities also delivered gains in the first quarter.

In the second quarter, global equity markets remained resilient and posted a positive return, despite a May decline and ongoing interest rate hikes by central banks trying to combat inflation. During the quarter, optimism about Artificial Intelligence (“AI”) boosted Information Technology stocks, while Energy stocks were weak. The U.S. and Japan were among the best performing equity markets. The U.S. benefited from milder inflation data and a better-than-expected corporate earnings, while Japanese stocks benefited from weakness in the yen because many companies generate large portions of their profits abroad. In contrast, emerging market equities were roughly flat for the quarter. Within emerging markets, China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six-month period ended June 30, 2023, the Portfolio outperformed the MSCI All Country World Index. During the period, the Portfolio outperformed its benchmark in 9 of the 11 GICS sectors. Stock selection in the Communication Services, Health Care, Real Estate, and Financials sectors added most to relative performance. Conversely, stock selection in the Consumer Discretionary and Information Technology sectors detracted most from relative performance.

Meta Platforms and Alphabet were the two greatest individual contributors to performance during the period. Meta has bounced back after a difficult year in 2022 and the company’s self-proclaimed “year of efficiency” in 2023 resulted in strong first half operating results. The company has concentrated on restructuring plans focused on flattening its organizational structure, reducing headcount, and canceling lower priority projects, which has been paying off. First quarter results also showed that Reels monetization is becoming a reality for Meta. It is also encouraging that ad demand continues to exceed Meta’s initial 2023 forecasts. Meta’s core business remains strong and intact. Alphabet has been the largest holding in the Portfolio for some time. It is competitively positioned as a leader in several businesses that will continue to drive the global economy. Alphabet’s search advertising revenue growth continues to strengthen, its cloud infrastructure business is growing quickly and making headway toward profitability, and the company has been executing on cost efficiency initiatives. With respect to AI, we believe Alphabet has the necessary technology and talent to successfully battle competitors, especially in Search. They have recently announced several AI-powered updates across their product suite, with the goal of making AI integration for advertisers seamless.

JD.com (China) and Agilent Technologies were the two greatest individual detractors from performance during the period. JD.com is a major player in Chinese e-commerce, offering a wide selection of authentic products at competitive prices, with fast and reliable delivery. For JD.com, 2023 has been a year of restructuring, creating a flatter organization, using third-party platforms instead of its own first-party business to fulfill low-margin merchandise, and integrating the first- and third- party businesses under the same merchandise category leader. These business adjustments, along with weak buyer sentiment, have weighed on JD.com’s stock price. Agilent Technologies provides laboratories around the world with various instruments, services, consumables etc. Although the company reported a second quarter top-line beat due to backlog normalization, the company lowered its outlook due to deteriorating biopharmaceutical demand. Capital funding has slowed across both small biotechnology and pharmaceutical labs globally. Agilent now expects the intensifying cautiousness to persist through the remainder of fiscal year 2023.

As we continue to enter a new market regime in which capital has an appreciable cost, we believe that “quality” will continue to play a pivotal role in market outcomes. The high-quality companies we own have strong balance sheets, excellent management teams, sustainable competitive advantages, and robust operating cash flow, in our view. These characteristics become even more crucial as liquidity conditions become challenging and the cost of capital rises. Notably, strong operating cash flow provides companies with a solid financial foundation, enabling them to withstand market volatility, maintain business continuity and navigate periods of reduced liquidity. This internal cash resource reduces their reliance on external financing, granting them greater control over their liquidity position.

This Portfolio is focused on investing in high-quality companies with sustainable competitive advantages, that are positioned to benefit from long-term structural growth themes. We seek to own industry leaders, with global scalability, that compound economic returns over time. Our holdings are selected for the sustainability of their purpose and the sensibility of their price. If we have this combination well calibrated, we believe that our Portfolio should be able to weather most transient challenges and create meaningful economic value for our clients.

BHFTI-1

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

As of the end of the period, the Portfolio’s greatest overweight allocations are in the Communication Services, Information Technology and Consumer Discretionary sectors. The Portfolio’s greatest underweight allocations are in the Consumer Staples, Financials and Energy sectors. From a regional perspective, the Portfolio’s largest allocation is to the United States (54.3%), followed by France (13.4%) and Japan (6.2%).

John Delano

Portfolio Manager

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 24 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Invesco Global Equity Portfolio
Class A	23.54	23.41	7.06	9.51
Class B	23.30	23.04	6.79	9.23
Class E	23.39	23.19	6.90	9.34
MSCI All Country World Index	13.93	16.53	8.10	8.76

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Alphabet, Inc. - Class A	10.7
Meta Platforms, Inc. - Class A	6.6
LVMH Moet Hennessy Louis Vuitton SE	5.6
Analog Devices, Inc.	5.0
S&P Global, Inc.	4.7
Airbus SE	4.5
DLF, Ltd.	4.0
Intuit, Inc.	3.7
Adobe, Inc.	3.6
Novo Nordisk A/S - Class B	3.5

Top Countries

% of Net Assets
United States	54.3
France	13.4
Japan	6.2
India	5.8
Sweden	4.3
China	3.8
Denmark	3.5
Germany	2.5
Spain	1.5
Netherlands	1.4

BHFTI-3

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.57%	$1,000.00	$1,235.40	$3.16
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class B (a)	Actual	0.82%	$1,000.00	$1,233.00	$4.54
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

Class E (a)	Actual	0.72%	$1,000.00	$1,233.90	$3.99
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—99.9% of Net Assets

Security Description	Shares	Value

Canada—0.6%
Canadian Pacific Kansas City, Ltd. (a)	87,547	$7,071,171

China—3.8%
JD.com, Inc. (ADR) (a)	831,763	28,388,071
Meituan - Class B (144A) (b)	419,800	6,598,449
Tencent Holdings, Ltd.	149,000	6,341,817
Yum China Holdings, Inc.	17,117	967,111

		42,295,448

Denmark—3.5%
Novo Nordisk A/S - Class B	240,252	38,804,003

France—13.4%
Airbus SE	352,353	50,934,509
Dassault Systemes SE	113,796	5,046,409
EssilorLuxottica S.A.	33,282	6,298,547
Kering S.A.	42,673	23,633,918
LVMH Moet Hennessy Louis Vuitton SE	66,448	62,708,696
Pernod Ricard S.A.	8,021	1,772,154

		150,394,233

Germany—2.5%
Allianz SE	14,341	3,335,846
SAP SE	184,673	25,215,978

		28,551,824

India—5.8%
DLF, Ltd.	7,432,186	44,521,882
HDFC Bank, Ltd.	223,781	4,647,676
ICICI Bank, Ltd. (ADR)	692,895	15,992,017

		65,161,575

Israel—0.9%
Nice, Ltd. (ADR) (a) (b)	50,204	10,367,126

Italy—0.8%
Brunello Cucinelli S.p.A.	98,667	8,699,297

Japan—6.2%
Hoya Corp.	44,500	5,308,378
Keyence Corp.	76,200	36,036,366
Murata Manufacturing Co., Ltd.	221,500	12,709,638
Omron Corp.	45,300	2,775,031
TDK Corp.	340,900	13,200,069

		70,029,482

Netherlands—1.4%
ASML Holding NV	20,738	15,011,636
Universal Music Group NV	43,809	973,330

		15,984,966

Spain—1.5%
Amadeus IT Group S.A. (b)	220,556	16,815,466

Sweden—4.3%
Assa Abloy AB - Class B	795,607	19,097,975
Atlas Copco AB - A Shares	2,003,577	28,896,149

		47,994,124

Switzerland—0.9%
Lonza Group AG	16,589	9,906,793

United States—54.3%
Adobe, Inc. (b)	83,372	40,768,074
Agilent Technologies, Inc.	87,186	10,484,117
Alphabet, Inc. - Class A (b)	999,149	119,598,135
Amazon.com, Inc. (b)	93,650	12,208,214
Analog Devices, Inc.	288,290	56,161,775
Avantor, Inc. (b)	240,792	4,945,868
Boston Scientific Corp. (b)	70,887	3,834,278
Charles River Laboratories International, Inc. (b)	17,330	3,643,633
Charter Communications, Inc. - Class A (a) (b)	13,518	4,966,108
Danaher Corp.	22,542	5,410,080
Datadog, Inc. - Class A (b)	27,438	2,699,350
Ecolab, Inc.	21,673	4,046,132
Equifax, Inc. (a)	99,709	23,461,528
Fidelity National Information Services, Inc.	53,849	2,945,540
IDEXX Laboratories, Inc. (b)	9,193	4,617,000
Illumina, Inc. (a) (b)	38,026	7,129,495
Intuit, Inc.	91,384	41,871,235
Intuitive Surgical, Inc. (b)	33,550	11,472,087
IQVIA Holdings, Inc. (a) (b)	51,363	11,544,862
Lam Research Corp.	3,570	2,295,010
Marriott International, Inc. - Class A	43,457	7,982,616
Marvell Technology, Inc.	308,463	18,439,918
Meta Platforms, Inc. - Class A (b)	259,495	74,469,875
Microsoft Corp.	62,428	21,259,231
NVIDIA Corp.	32,558	13,772,685
Phathom Pharmaceuticals, Inc. (a) (b)	222,689	3,188,906
S&P Global, Inc.	130,192	52,192,671
Splunk, Inc. (b)	48,029	5,095,397
United Parcel Service, Inc. - Class B	81,221	14,558,864
Visa, Inc. - Class A (a)	101,331	24,064,086

		609,126,770

Total Common Stocks (Cost $647,664,260)		1,121,202,278

Short-Term Investment—0.3%

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $2,793,046; collateralized by U.S. Treasury Note at 4.125%, maturing 06/15/26, with a market value of $2,848,459.	2,792,511	2,792,511

Total Short-Term Investments (Cost $2,792,511)		2,792,511

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (c)—6.2%

Security Description	Principal Amount*	Value

Certificates of Deposit—0.9%
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (d)	1,000,000	$999,971
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (d)	1,000,000	1,001,762
BNP Paribas S.A. 5.510%, SOFR + 0.450%, 10/10/23 (d)	1,000,000	1,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (d)	1,000,000	1,000,257
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (d)	1,000,000	1,000,032
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (d)	1,000,000	1,000,155
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (d)	1,000,000	1,000,021
Toronto-Dominion Bank (The)
5.470%, FEDEFF PRV + 0.400%, 02/13/24 (d)	1,000,000	1,000,143
5.520%, FEDEFF PRV + 0.450%, 10/13/23 (d)	2,000,000	2,000,432

		10,002,773

Commercial Paper—0.4%
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (d)	1,000,000	1,000,473
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (d)	1,000,000	999,868
Skandinaviska Enskilda Banken AB 5.420%, SOFR + 0.360%, 11/15/23 (d)	1,000,000	1,000,148
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (d)	1,000,000	1,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	1,000,000	992,302

		4,992,791

Repurchase Agreements—2.8%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $1,083,916; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $1,105,129.	1,083,460	1,083,460
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $2,010,442; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $2,169,122.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $2,058,073; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $2,000,845; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $2,045,119.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $4,304,239; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $4,406,266.	4,300,000	4,300,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $6,006,067; collateralized by various Common Stock with an aggregate market value of $6,695,513.	6,000,000	6,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $5,002,171; collateralized by various Common Stock with an aggregate market value of $5,558,769.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $5,002,150; collateralized by various Common Stock with an aggregate market value of $5,568,685.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $2,000,862; collateralized by various Common Stock with an aggregate market value of $2,224,722.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $2,402,413; collateralized by various Common Stock with an aggregate market value of $2,672,969.	2,400,000	2,400,000

		31,783,460

Time Deposits—0.5%
ABN AMRO Bank NV 5.060%, 07/03/23	1,000,000	1,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	1,000,000	1,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (d)	2,000,000	2,000,000
Skandi (NY) 5.060%, 07/03/23	1,000,000	1,000,000

		5,000,000

Mutual Funds—1.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (e)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (e)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (e)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010 (e)	3,000,000	3,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (e)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (e)	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (e)	5,000,000	$5,000,000

		18,000,000

Total Securities Lending Reinvestments (Cost $69,776,314)		69,779,024

Total Investments—106.4% (Cost $720,233,085)		1,193,773,813
Other assets and liabilities (net)—(6.4)%		(71,748,437)

Net Assets—100.0%		$1,122,025,376

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $76,631,897 and the collateral received consisted of cash in the amount of $69,769,460 and non-cash collateral with a value of $7,700,556. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $6,598,449, which is 0.6% of net assets.

Ten Largest Industries as of June 30, 2023 (Unaudited)	% of Net Assets
Interactive Media & Services	17.9
Software	13.6
Semiconductors & Semiconductor Equipment	9.4
Textiles, Apparel & Luxury Goods	8.5
Electronic Equipment, Instruments & Components	5.8
Life Sciences Tools & Services	4.7
Capital Markets	4.7
Aerospace & Defense	4.5
Real Estate Management & Development	4.0
Pharmaceuticals	3.7

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Canada	$7,071,171	$—	$—	$7,071,171
China	29,355,182	12,940,266	—	42,295,448
Denmark	—	38,804,003	—	38,804,003
France	—	150,394,233	—	150,394,233
Germany	—	28,551,824	—	28,551,824
India	15,992,017	49,169,558	—	65,161,575
Israel	10,367,126	—	—	10,367,126
Italy	—	8,699,297	—	8,699,297
Japan	—	70,029,482	—	70,029,482
Netherlands	—	15,984,966	—	15,984,966
Spain	—	16,815,466	—	16,815,466
Sweden	—	47,994,124	—	47,994,124
Switzerland	—	9,906,793	—	9,906,793
United States	609,126,770	—	—	609,126,770
Total Common Stocks	671,912,266	449,290,012	—	1,121,202,278
Total Short-Term Investment*	—	2,792,511	—	2,792,511
Securities Lending Reinvestments
Certificates of Deposit	—	10,002,773	—	10,002,773
Commercial Paper	—	4,992,791	—	4,992,791
Repurchase Agreements	—	31,783,460	—	31,783,460
Time Deposits	—	5,000,000	—	5,000,000
Mutual Funds	18,000,000	—	—	18,000,000
Total Securities Lending Reinvestments	18,000,000	51,779,024	—	69,779,024
Total Investments	$689,912,266	$503,861,547	$—	$1,193,773,813

Collateral for Securities Loaned (Liability)	$—	$(69,769,460)	$—	$(69,769,460)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,193,773,813
Cash denominated in foreign currencies (c)	601,818
Receivable for:
Investments sold	2,881,367
Fund shares sold	88,758
Dividends and interest	325,622
Prepaid expenses	9,179

Total Assets	1,197,680,557
Liabilities
Due to custodian	704
Collateral for securities loaned	69,769,460
Payables for:
Investments purchased	1,148,339
Fund shares redeemed	971,584
Foreign taxes	2,842,826
Accrued Expenses:
Management fees	481,242
Distribution and service fees	60,916
Deferred trustees’ fees	180,429
Other expenses	199,681

Total Liabilities	75,655,181

Net Assets	$1,122,025,376

Net Assets Consist of:
Paid in surplus	$583,521,111
Distributable earnings (Accumulated losses) (d)	538,504,265

Net Assets	$1,122,025,376

Net Assets
Class A	$817,873,146
Class B	290,689,358
Class E	13,462,872
Capital Shares Outstanding*
Class A	37,336,844
Class B	13,424,058
Class E	618,683
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.91
Class B	21.65
Class E	21.76

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $720,233,085.
(b)	Includes securities loaned at value of $76,631,897.
(c)	Identified cost of cash denominated in foreign currencies was $609,087.
(d)	Includes foreign capital gains tax of $2,842,826.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$5,893,989
Non-cash dividends	364,810
Interest	36,329
Securities lending income	134,599

Total investment income	6,429,727
Expenses
Management fees	3,559,131
Administration fees	27,027
Custodian and accounting fees	94,066
Distribution and service fees—Class B	343,593
Distribution and service fees—Class E	9,566
Audit and tax services	27,111
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	30,594
Insurance	4,461
Miscellaneous	14,488

Total expenses	4,149,319
Less management fee waiver	(744,457)

Net expenses	3,404,862

Net Investment Income	3,024,865

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	65,606,828
Foreign currency transactions	(42,827)

Net realized gain (loss)	65,564,001

Net change in unrealized appreciation (depreciation) on:
Investments (c)	157,097,222
Foreign currency transactions	29,434

Net change in unrealized appreciation (depreciation)	157,126,656

Net realized and unrealized gain (loss)	222,690,657

Net Increase (Decrease) in Net Assets From Operations	$225,715,522

(a)	Net of foreign withholding taxes of $593,427.
(b)	Net of foreign capital gains tax of $100,503.
(c)	Includes change in foreign capital gains tax of $(1,240,722).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$3,024,865	$3,539,611
Net realized gain (loss)	65,564,001	62,226,008
Net change in unrealized appreciation (depreciation)	157,126,656	(535,708,174)

Increase (decrease) in net assets from operations	225,715,522	(469,942,555)

From Distributions to Shareholders
Class A	(48,433,961)	(116,963,860)
Class B	(16,748,087)	(41,674,335)
Class E	(769,952)	(2,170,112)

Total distributions	(65,952,000)	(160,808,307)

Increase (decrease) in net assets from capital share transactions	(37,203,906)	139,864,227

Total increase (decrease) in net assets	122,559,616	(490,886,635)

Net Assets
Beginning of period	999,465,760	1,490,352,395

End of period	$1,122,025,376	$999,465,760

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	147,245	$3,104,301	1,686,025	$38,687,621
Reinvestments	2,207,564	48,433,961	6,159,234	116,963,860
Redemptions	(3,786,304)	(81,025,077)	(2,146,868)	(47,594,997)

Net increase (decrease)	(1,431,495)	$(29,486,815)	5,698,391	$108,056,484

Class B
Sales	203,025	$4,246,392	1,046,187	$23,850,338
Reinvestments	772,157	16,748,087	2,217,900	41,674,335
Redemptions	(1,323,539)	(27,700,525)	(1,484,170)	(32,847,408)

Net increase (decrease)	(348,357)	$(6,706,046)	1,779,917	$32,677,265

Class E
Sales	13,587	$288,928	26,860	$600,038
Reinvestments	35,335	769,952	115,003	2,170,112
Redemptions	(100,099)	(2,069,925)	(153,871)	(3,639,672)

Net increase (decrease)	(51,177)	$(1,011,045)	(12,008)	$(869,522)

Increase (decrease) derived from capital shares transactions		$(37,203,906)		$139,864,227

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021		2020	2019	2018
Net Asset Value, Beginning of Period	$18.84		$32.65	$29.42		$23.28	$20.45	$26.14

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07		0.09	(0.00	)(b)	0.04	0.20	0.28
Net realized and unrealized gain (loss)	4.36		(10.41)	4.57		6.37	5.90	(3.18)

Total income (loss) from investment operations	4.43		(10.32)	4.57		6.41	6.10	(2.90)

Less Distributions
Distributions from net investment income	(0.08)		0.00	(0.04)		(0.21)	(0.26)	(0.33)
Distributions from net realized capital gains	(1.28)		(3.49)	(1.30)		(0.06)	(3.01)	(2.46)

Total distributions	(1.36)		(3.49)	(1.34)		(0.27)	(3.27)	(2.79)

Net Asset Value, End of Period	$21.91		$18.84	$32.65		$29.42	$23.28	$20.45

Total Return (%) (c)	23.54	(d)	(31.70)	15.76		27.92	31.91	(12.96)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	(e)	0.71	0.70		0.70	0.70	0.71
Net ratio of expenses to average net assets (%) (f) (g)	0.57	(e)	0.57	0.56		0.58	0.59	0.61
Ratio of net investment income (loss) to average net assets (%)	0.63	(e)	0.38	(0.00	)(h)	0.18	0.91	1.12
Portfolio turnover rate (%)	4	(d)	19	7		9	8	17
Net assets, end of period (in millions)	$817.9		$730.5	$1,079.7		$1,071.4	$970.2	$834.2

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021		2020	2019	2018
Net Asset Value, Beginning of Period	$18.62		$32.39	$29.23		$23.13	$20.33	$25.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.03	(0.08)		(0.02)	0.15	0.22
Net realized and unrealized gain (loss)	4.30		(10.31)	4.54		6.33	5.85	(3.16)

Total income (loss) from investment operations	4.34		(10.28)	4.46		6.31	6.00	(2.94)

Less Distributions
Distributions from net investment income	(0.03)		0.00	0.00		(0.15)	(0.19)	(0.26)
Distributions from net realized capital gains	(1.28)		(3.49)	(1.30)		(0.06)	(3.01)	(2.46)

Total distributions	(1.31)		(3.49)	(1.30)		(0.21)	(3.20)	(2.72)

Net Asset Value, End of Period	$21.65		$18.62	$32.39		$29.23	$23.13	$20.33

Total Return (%) (c)	23.30	(d)	(31.84)	15.47		27.58	31.57	(13.14)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(e)	0.96	0.95		0.95	0.95	0.96
Net ratio of expenses to average net assets (%) (f) (g)	0.82	(e)	0.82	0.81		0.83	0.84	0.86
Ratio of net investment income (loss) to average net assets (%)	0.38	(e)	0.14	(0.25)		(0.07)	0.67	0.87
Portfolio turnover rate (%)	4	(d)	19	7		9	8	17
Net assets, end of period (in millions)	$290.7		$256.4	$388.5		$392.1	$363.1	$319.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$18.71		$32.50	$29.29	$23.18	$20.37	$26.04

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		0.05	(0.05)	0.01	0.17	0.24
Net realized and unrealized gain (loss)	4.32		(10.35)	4.56	6.34	5.87	(3.17)

Total income (loss) from investment operations	4.37		(10.30)	4.51	6.35	6.04	(2.93)

Less Distributions
Distributions from net investment income	(0.04)		0.00	0.00	(0.18)	(0.22)	(0.28)
Distributions from net realized capital gains	(1.28)		(3.49)	(1.30)	(0.06)	(3.01)	(2.46)

Total distributions	(1.32)		(3.49)	(1.30)	(0.24)	(3.23)	(2.74)

Net Asset Value, End of Period	$21.76		$18.71	$32.50	$29.29	$23.18	$20.37

Total Return (%) (c)	23.39	(d)	(31.79)	15.61	27.69	31.71	(13.07)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(e)	0.86	0.85	0.85	0.85	0.86
Net ratio of expenses to average net assets (%) (f) (g)	0.72	(e)	0.72	0.71	0.73	0.74	0.76
Ratio of net investment income (loss) to average net assets (%)	0.48	(e)	0.23	(0.15)	0.03	0.77	0.97
Portfolio turnover rate (%)	4	(d)	19	7	9	8	17
Net assets, end of period (in millions)	$13.5		$12.5	$22.2	$22.1	$20.9	$18.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2023 and for each of the years ended December 31, 2022, 2021, 2020 and 2019 (see Note 5 of the Notes to Financial Statements).
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Global Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-13

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-14

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2023, the Portfolio had a payment of $704 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at June 30, 2023. The Portfolio’s average overdraft advances during the six months ended June 30, 2023 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $2,792,511. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $31,783,460. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-15

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

BHFTI-16

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$46,272,409	$0	$139,212,941

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$3,559,131	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $100 million
0.140%	$100 million to $250 million
0.130%	$250 million to $300 million
0.160%	$300 million to $350 million
0.140%	$350 million to $500 million
0.130%	$500 million to $600 million
0.140%	$600 million to $750 million
0.130%	Over $750 million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 were $714,802 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $29,655 was waived in the aggregate for the six months ended June 30, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-18

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$720,179,519

Gross unrealized appreciation	499,243,890
Gross unrealized (depreciation)	(25,649,596)

Net unrealized appreciation (depreciation)	$473,594,294

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$691,550	$1,405,225	$160,116,757	$61,667,051	$160,808,307	$63,072,276

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$3,213,978	$62,438,920	$313,266,798	$—	$378,919,696

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-19

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-20

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Invesco Small Cap Growth Portfolio returned 9.86%, 9.66%, and 9.71%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index¹, returned 13.55%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities managed to deliver gains in the first quarter despite significant volatility and a banking crisis. A January rally gave way to a February sell-off as higher-than-expected inflation, a tight labor market, and solid economic growth indicated that Federal Reserve (the “Fed”) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper recession. The quarter’s largest shock came in March as the failure of two U.S. regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse by UBS and ongoing fear that bank troubles would spread sent investors to safe haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. The 2-year U.S. Treasury yield rose to a high of 5.05% in early March before falling to just above 4% by quarter end. The Fed continued its fight against inflation but raised the federal funds rate by just 0.25% in February and March, a slower pace than in 2022. The Fed’s actions to stabilize the banking system in March resulted in resilient equity markets despite the turmoil. The S&P 500 Index returned 7.50% in the first quarter, led by growth-oriented sectors such as Information Technology (“IT”) and Communication Services, while Financials and Energy lagged.

The U.S. economy and equity markets remained resilient in the second quarter, even as higher interest rates increased recession risks. Milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter. In June, the Consumer Price Index rose 4%, the smallest 12-month increase in nearly two years. The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick to 3.7% at the end of May. Though inflation appeared to be cooling, the rate remained above the Fed’s 2% target rate. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, bringing the rate to its highest level since June 2006. However, the Fed left rates unchanged at its June meeting, giving investors a long-awaited “pause” in rate hikes, which sent equities broadly higher. For the second quarter, the S&P 500 Index returned 8.74%, led by strong gains in the IT sector.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six-month period ending June 30, 2023, the Portfolio delivered a positive return but underperformed the Russell 2000 Growth Index. Performance in the small-cap market was mostly led by lower quality, lower market-cap, and non-earning businesses and the Portfolio’s high quality and larger small-cap size biases were headwinds. Drivers of relative underperformance included stock selection in Health Care, Consumer Discretionary, Consumer Staples, IT, Financials, and Utilities. The Portfolio’s ancillary cash position also added to weak relative performance in a strong environment for equities. Contributors to relative performance included stock selection in the Energy, Real Estate, and Industrials sectors. Relative underweights in the Energy, Materials, and Communication Services sectors also helped drive positive performance during the period.

On an individual stock basis, the leading absolute detractor was Halozyme Therapeutics, which declined in value early in the period following its fourth quarter earnings results that reflected in line earnings-per-share and a miss on revenue by $10.55 million. The stock had been a strong performer in 2022, however, year-to-date a rotation into more cyclical names and away from defensive names within Health Care also added to weakness.

National Vision delivered a weaker than expected fourth quarter 2022 and gave softer guidance. The eye exam and vision industry has historically been very resilient during economic downturns; however, they are seeing sustained weakness from uninsured customers who represent about two-thirds of their sales. With no near-term fixes in sight, we elected to sell our position during the period.

Calix detracted from performance despite delivering analyst beating financial results in the fourth quarter of 2022. Many IT sector winners from 2022 were a source of funding for investors who shifted into more cyclical technology stocks that did not perform well in 2022. Additionally, investors pivoted more towards margin expansion stories early in the period and Calix’s efforts to maintain growth by making further investments resulted in a rotation towards other names. Later in the period we elected to exit this position due to broader industry weakness that we expect will impact Calix despite our continued positive views on the name.

The leading absolute contributor was Manhattan Associates, which continued to surge during the period after delivering a string of impressive financial results reflecting its solid position in the marketplace and strong new product rollouts. Quarterly results exceeded expectations by a significant magnitude especially when considering the challenges of the macroenvironment that resulted in many competitors deliver underwhelming results due to an elongating sales cycle and deals that were pushed out.

Clean Harbors was a leading absolute contributor after delivering solid financial results early in the period. Clean Harbors hosted an investor day where they emphasized a number of long-term themes, including how strategic and rare its assets are. The investor day was well received, helping to drive Clean Harbors’ share price higher. Company management was also upbeat regarding demand across Clean Harbors’ businesses.

Altaire Engineering reported exceptional quarterly results, handily beating top and bottom-line expectations. Strength in core simulation, new wins in high performance computing, and better-than-

BHFTI-1

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

expected data and analytics performance drove standout results when most software companies struggled to post in line results. Management noted that in addition to resilient customer demand the company is seeing improved sales execution, especially as it relates to cross selling Altaire’s broad-based capabilities.

All positioning changes are based on bottom-up stock selection while disciplined portfolio construction acts as a risk control and ensures alignment with small-cap market sector exposure with modest over and underweights. Our long-term investment horizon leads to relatively low turnover. The Portfolio tends to have higher quality and larger market cap biases relative to the Russell 2000 Growth Index. Structural underweights include real estate investment trusts, and pharma/biotech. To manage risk of binary events, companies with either Phase III clinical data showing proven efficacy or an existing revenue stream are preferred.

Given the uncertain macro-outlook, we remain vigilant and will continue to take the weight of the evidence and adjust our positioning accordingly. We see Artificial Intelligence as a legitimate technology megatrend with broad implications for current and future technology spending, employment, and improvements in productivity. Given the uncertain macro-outlook, we are using a barbell positioning strategy of defensive stable growth exposure balanced with early cycle long duration growth. At period-end, relative to the Russell 2000 Growth Index, the Portfolio’s largest sector overweight allocations included Consumer Discretionary and IT. The largest sector underweight allocations included Materials, Health Care, Communication Services, and Utilities.

Juan Hartsfield

Clay Manley

Justin Sander

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	9.86	14.74	4.55	9.58
Class B	9.66	14.59	4.29	9.31
Class E	9.71	14.58	4.39	9.42
Russell 2000 Growth Index	13.55	18.53	4.22	8.83

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Clean Harbors, Inc.	2.0
WESCO International, Inc.	1.7
Manhattan Associates, Inc.	1.6
Wingstop, Inc.	1.5
Altair Engineering, Inc. - Class A	1.4
Lattice Semiconductor Corp.	1.4
Abcam plc(ADR)	1.4
Saia, Inc.	1.3
Insulet Corp.	1.3
Flex, Ltd.	1.3

Top Sectors

% of Net Assets
Information Technology	22.9
Health Care	21.8
Industrials	20.0
Consumer Discretionary	11.9
Financials	7.2
Energy	4.0
Consumer Staples	3.8
Real Estate	1.8
Materials	1.6
Communication Services	0.8

BHFTI-3

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.80%	$1,000.00	$1,098.60	$4.16
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class B (a)	Actual	1.05%	$1,000.00	$1,096.60	$5.46
	Hypothetical*	1.05%	$1,000.00	$1,019.59	$5.26

Class E (a)	Actual	0.95%	$1,000.00	$1,097.10	$4.94
	Hypothetical*	0.95%	$1,000.00	$1,020.08	$4.76

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—96.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
BWX Technologies, Inc. (a)	133,523	$9,556,241

Air Freight & Logistics—1.0%
GXO Logistics, Inc. (b)	148,541	9,331,346

Automobile Components—0.7%
Gentherm, Inc. (b)	109,210	6,171,457

Biotechnology—5.6%
Abcam plc (ADR) (b)	538,545	13,178,196
Apellis Pharmaceuticals, Inc. (a) (b)	72,824	6,634,266
Ascendis Pharma A/S (ADR) (a) (b)	46,745	4,171,991
Cytokinetics, Inc. (a) (b)	88,629	2,891,078
Halozyme Therapeutics, Inc. (b)	184,600	6,658,522
Karuna Therapeutics, Inc. (b)	24,955	5,411,492
Natera, Inc. (a) (b)	206,325	10,039,775
Xenon Pharmaceuticals, Inc. (b)	116,541	4,486,829

		53,472,149

Broadline Retail—0.0%
Global-e Online, Ltd. (b)	3,633	148,735

Building Products—1.7%
AAON, Inc. (a)	77,831	7,379,157
Azek Co., Inc. (The) (b)	286,425	8,675,813

		16,054,970

Capital Markets—3.0%
Avantax, Inc. (a) (b)	158,602	3,549,513
LPL Financial Holdings, Inc.	26,986	5,867,566
Morningstar, Inc. (a)	49,545	9,714,288
TMX Group, Ltd.	421,320	9,480,694

		28,612,061

Chemicals—0.8%
Element Solutions, Inc.	408,110	7,835,712

Commercial Services & Supplies—2.0%
Clean Harbors, Inc. (b)	114,823	18,880,346

Construction & Engineering—2.8%
AECOM	108,531	9,191,490
Construction Partners, Inc. - Class A (a) (b)	345,100	10,832,689
Valmont Industries, Inc.	22,794	6,634,194

		26,658,373

Construction Materials—0.8%
Eagle Materials, Inc.	39,812	7,421,753

Consumer Staples Distribution & Retail—1.5%
Grocery Outlet Holding Corp. (a) (b)	183,106	5,604,875
Performance Food Group Co. (b)	137,401	8,277,036

		13,881,911

Diversified Consumer Services—1.6%
Bright Horizons Family Solutions, Inc. (b)	78,473	$7,254,829
Stride, Inc. (a) (b)	210,131	7,823,177

		15,078,006

Diversified Telecommunication Services—0.8%
Iridium Communications, Inc.	126,332	7,847,744

Electrical Equipment—1.5%
nVent Electric plc	145,154	7,500,107
Shoals Technologies Group, Inc. - Class A (b)	264,795	6,768,160

		14,268,267

Electronic Equipment, Instruments & Components—2.7%
Arrow Electronics, Inc. (b)	50,723	7,265,055
Flex, Ltd. (b)	432,651	11,958,474
Littelfuse, Inc.	21,671	6,312,979

		25,536,508

Energy Equipment & Services—1.0%
ChampionX Corp. (a)	292,179	9,069,236

Financial Services—1.6%
Flywire Corp. (a) (b)	286,518	8,893,519
Shift4 Payments, Inc. - Class A (b)	96,196	6,532,670

		15,426,189

Food Products—2.3%
Freshpet, Inc. (a) (b)	111,556	7,341,500
Post Holdings, Inc. (b)	86,892	7,529,192
Simply Good Foods Co. (The) (a) (b)	193,934	7,096,045

		21,966,737

Gas Utilities—0.2%
New Jersey Resources Corp. (a)	48,713	2,299,254

Ground Transportation—1.3%
Saia, Inc. (a) (b)	36,449	12,480,502

Health Care Equipment & Supplies—7.3%
Axonics, Inc. (a) (b)	92,088	4,647,681
Glaukos Corp. (b)	130,350	9,282,224
Inspire Medical Systems, Inc. (b)	28,841	9,362,942
Insulet Corp. (a) (b)	43,127	12,435,239
iRhythm Technologies, Inc. (a) (b)	74,728	7,795,625
Lantheus Holdings, Inc. (a) (b)	93,701	7,863,388
Penumbra, Inc. (b)	30,435	10,471,466
TransMedics Group, Inc. (b)	89,819	7,543,000

		69,401,565

Health Care Providers & Services—4.0%
Acadia Healthcare Co., Inc. (b)	123,074	9,801,613
R1 RCM, Inc. (a) (b)	581,047	10,720,317
Surgery Partners, Inc. (a) (b)	220,298	9,911,207

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Tenet Healthcare Corp. (b)	88,692	$7,217,755

		37,650,892

Health Care Technology—0.3%
Evolent Health, Inc. - Class A (a) (b)	80,930	2,452,179

Hotels, Restaurants & Leisure—5.3%
International Game Technology plc	248,345	7,919,722
Planet Fitness, Inc. - Class A (b)	104,023	7,015,311
Shake Shack, Inc. - Class A (b)	100,423	7,804,876
Texas Roadhouse, Inc.	63,333	7,111,029
Wingstop, Inc. (a)	70,996	14,210,559
Wyndham Hotels & Resorts, Inc.	94,117	6,453,603

		50,515,100

Household Durables—1.3%
Cavco Industries, Inc. (b)	22,891	6,752,845
Installed Building Products, Inc. (a)	38,897	5,451,803

		12,204,648

Industrial REITs—1.8%
EastGroup Properties, Inc.	60,161	10,443,950
Terreno Realty Corp.	106,114	6,377,451

		16,821,401

Insurance—2.5%
BRP Group, Inc. - Class A (b)	338,430	8,386,295
Kinsale Capital Group, Inc.	20,980	7,850,716
Selective Insurance Group, Inc.	81,729	7,841,898

		24,078,909

IT Services—0.7%
DigitalOcean Holdings, Inc. (a) (b)	168,978	6,782,777

Leisure Products—0.5%
Topgolf Callaway Brands Corp. (a) (b)	226,606	4,498,129

Life Sciences Tools & Services—1.9%
10X Genomics, Inc. - Class A (b)	160,747	8,976,113
Repligen Corp. (a) (b)	66,340	9,384,456

		18,360,569

Machinery—2.9%
Chart Industries, Inc. (a) (b)	34,759	5,554,141
Nordson Corp.	31,532	7,825,612
RBC Bearings, Inc. (b)	30,324	6,594,560
Terex Corp.	131,165	7,847,602

		27,821,915

Oil, Gas & Consumable Fuels—3.0%
Chord Energy Corp.	46,640	7,173,232
Matador Resources Co. (a)	139,159	7,280,799
Permian Resources Corp. (a)	702,800	7,702,688

Oil, Gas & Consumable Fuels—(Continued)
Range Resources Corp.	219,321	6,448,037

		28,604,756

Pharmaceuticals—2.7%
Intra-Cellular Therapies, Inc. (b)	101,618	6,434,452
Pacira BioSciences, Inc. (a) (b)	152,609	6,115,042
Prestige Consumer Healthcare, Inc. (b)	119,518	7,102,955
Revance Therapeutics, Inc. (a) (b)	219,275	5,549,850

		25,202,299

Professional Services—3.2%
ASGN, Inc. (b)	80,235	6,068,173
Clarivate plc (b)	304,905	2,905,745
KBR, Inc. (a)	113,977	7,415,344
Paycor HCM, Inc. (b)	241,461	5,715,382
Verra Mobility Corp. (a) (b)	409,823	8,081,709

		30,186,353

Semiconductors & Semiconductor Equipment—6.2%
Allegro MicroSystems, Inc. (b)	134,588	6,075,302
Axcelis Technologies, Inc. (b)	8,372	1,534,839
Diodes, Inc. (b)	84,621	7,826,596
Impinj, Inc. (a) (b)	75,314	6,751,900
Lattice Semiconductor Corp. (a) (b)	139,627	13,413,966
MKS Instruments, Inc. (a)	76,539	8,273,866
Power Integrations, Inc.	92,373	8,744,952
Silicon Laboratories, Inc. (a) (b)	41,462	6,540,216

		59,161,637

Software—13.3%
Altair Engineering, Inc. - Class A (a) (b)	177,715	13,477,906
Blackline, Inc. (a) (b)	96,888	5,214,512
CCC Intelligent Solutions Holdings, Inc. (b)	713,991	8,003,839
Clearwater Analytics Holdings, Inc. - Class A (a) (b)	282,877	4,489,258
Confluent, Inc. - Class A (a) (b)	243,321	8,591,665
CyberArk Software, Ltd. (b)	47,068	7,358,140
Descartes Systems Group, Inc. (The) (b)	118,032	9,455,544
DoubleVerify Holdings, Inc. (b)	181,157	7,050,630
Gitlab, Inc. - Class A (a) (b)	141,216	7,217,550
Guidewire Software, Inc. (b)	115,208	8,765,025
Manhattan Associates, Inc. (b)	75,748	15,140,510
PagerDuty, Inc. (a) (b)	202,504	4,552,290
Procore Technologies, Inc. (b)	156,163	10,161,526
Sprout Social, Inc. - Class A (a) (b)	151,398	6,988,532
Workiva, Inc. (b)	90,828	9,233,574

		125,700,501

Specialty Retail—1.4%
Academy Sports & Outdoors, Inc. (a)	115,871	6,262,827
Wayfair, Inc. - Class A (a) (b)	107,769	7,006,063

		13,268,890

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—1.2%
Crocs, Inc. (b)	57,311	$6,444,049
ON Holding AG - Class A (a) (b)	152,959	5,047,647

		11,491,696

Trading Companies & Distributors—2.6%
SiteOne Landscape Supply, Inc. (a) (b)	50,002	8,368,335
WESCO International, Inc. (a)	89,214	15,974,659

		24,342,994

Water Utilities—0.3%
American States Water Co.	26,507	2,306,109

Total Common Stocks (Cost $809,133,486)		912,850,816

Short-Term Investment—4.0%

Repurchase Agreement—4.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $37,612,674; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $38,357,612.	37,605,466	37,605,466

Total Short-Term Investments (Cost $37,605,466)		37,605,466

Securities Lending Reinvestments (c)—9.0%

Certificates of Deposit—2.0%
Bank of America N.A. 5.200%, FEDEFF PRV + 0.130%, 09/08/23 (d)	2,000,000	1,999,080
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (d)	1,000,000	1,001,762
BNP Paribas S.A. 5.510%, SOFR + 0.450%, 10/10/23 (d)	2,000,000	2,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (d)	2,000,000	2,000,514
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (d)	2,000,000	1,998,562
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	1,000,000	997,130
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (d)	2,000,000	2,000,064
MUFG Bank Ltd. (NY) 5.280%, SOFR + 0.220%, 08/14/23 (d)	1,000,000	999,940
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (d)	1,000,000	1,000,155
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (d)	1,000,000	1,000,023
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (d)	1,000,000	1,000,021

Certificates of Deposit—(Continued)
Toronto-Dominion Bank (The)
5.470%, FEDEFF PRV + 0.400%, 02/13/24 (d)	1,000,000	1,000,143
5.520%, FEDEFF PRV + 0.450%, 10/13/23 (d)	2,000,000	2,000,432

		18,997,826

Commercial Paper—0.3%
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (d)	1,000,000	999,868
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (d)	2,000,000	2,000,000

		2,999,868

Repurchase Agreements—4.2%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $3,147,840; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $3,209,446.	3,146,516	3,146,516
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $3,015,663; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $3,253,682.	3,000,000	3,000,000
Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $2,058,073; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $2,901,225; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $2,965,423.	2,900,000	2,900,000
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $4,804,732; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $4,918,622.	4,800,000	4,800,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $6,006,067; collateralized by various Common Stock with an aggregate market value of $6,695,513.	6,000,000	6,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $3,901,677; collateralized by various Common Stock with an aggregate market value of $4,343,575.	3,900,000	3,900,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $7,003,016; collateralized by various Common Stock with an aggregate market value of $7,789,279.	7,000,000	$7,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $1,601,608; collateralized by various Common Stock with an aggregate market value of $1,781,979.	1,600,000	1,600,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $5,052,167; collateralized by various Common Stock with an aggregate market value of $5,557,385.	5,050,000	5,050,000

		39,396,516

Time Deposit—0.1%
Banco Santander S.A. (NY) 5.060%, 07/03/23	1,000,000	1,000,000

Mutual Funds—2.4%
Allspring Government Money Market Fund, Select Class 5.020% (e)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (e)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (e)	7,000,000	7,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (e)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (e)	7,000,000	7,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (e)	3,000,000	3,000,000

Mutual Funds—(Continued)
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (e)	950,000	950,000

		22,950,000

Total Securities Lending Reinvestments (Cost $85,344,033)		85,344,210

Total Investments—109.3% (Cost $932,082,985)		1,035,800,492
Other assets and liabilities (net)—(9.3)%		(87,898,794)

Net Assets—100.0%		$947,901,698

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $131,354,529 and the collateral received consisted of cash in the amount of $85,337,415 and non-cash collateral with a value of $47,225,367. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$912,850,816	$—	$—	$912,850,816
Total Short-Term Investment*	—	37,605,466	—	37,605,466
Securities Lending Reinvestments
Certificates of Deposit	—	18,997,826	—	18,997,826
Commercial Paper	—	2,999,868	—	2,999,868
Repurchase Agreements	—	39,396,516	—	39,396,516
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	22,950,000	—	—	22,950,000
Total Securities Lending Reinvestments	22,950,000	62,394,210	—	85,344,210
Total Investments	$935,800,816	$99,999,676	$—	$1,035,800,492

Collateral for Securities Loaned (Liability)	$—	$(85,337,415)	$—	$(85,337,415)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,035,800,492
Cash denominated in foreign currencies (c)	217
Receivable for:
Investments sold	845,714
Fund shares sold	251,763
Dividends and interest	204,770
Prepaid expenses	7,398

Total Assets	1,037,110,354
Liabilities
Collateral for securities loaned	85,337,415
Payables for:
Investments purchased	2,540,194
Fund shares redeemed	382,555
Accrued Expenses:
Management fees	581,376
Distribution and service fees	86,133
Deferred trustees’ fees	164,453
Other expenses	116,530

Total Liabilities	89,208,656

Net Assets	$947,901,698

Net Assets Consist of:
Paid in surplus	$942,235,783
Distributable earnings (Accumulated losses)	5,665,915

Net Assets	$947,901,698

Net Assets
Class A	$509,970,681
Class B	424,040,933
Class E	13,890,084
Capital Shares Outstanding*
Class A	63,599,368
Class B	66,714,473
Class E	1,921,870
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.02
Class B	6.36
Class E	7.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $131,354,529.
(b)	Identified cost of investments was $932,082,985.
(c)	Identified cost of cash denominated in foreign currencies was $212.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$2,564,984
Interest	283,186
Securities lending income	82,344

Total investment income	2,930,514
Expenses
Management fees	3,913,490
Administration fees	24,194
Custodian and accounting fees	34,864
Distribution and service fees—Class B	508,260
Distribution and service fees—Class E	9,944
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	22,411
Insurance	3,843
Miscellaneous	7,912

Total expenses	4,587,185
Less management fee waiver	(404,595)
Less broker commission recapture	(20,044)

Net expenses	4,162,546

Net Investment Loss	(1,232,032)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,603,278)
Foreign currency transactions	838

Net realized gain (loss)	(1,602,440)

Net change in unrealized appreciation (depreciation) on:
Investments	89,093,931
Foreign currency transactions	(71)

Net change in unrealized appreciation (depreciation)	89,093,860

Net realized and unrealized gain (loss)	87,491,420

Net Increase (Decrease) in Net Assets From Operations	$86,259,388

(a)	Net of foreign withholding taxes of $16,248.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,232,032)	$(2,217,420)
Net realized gain (loss)	(1,602,440)	(95,520,236)
Net change in unrealized appreciation (depreciation)	89,093,860	(358,764,348)

Increase (decrease) in net assets from operations	86,259,388	(456,502,004)

From Distributions to Shareholders
Class A	0	(161,499,702)
Class B	0	(154,435,354)
Class E	0	(4,808,048)
From return of capital
Class A	0	(142,543)
Class B	0	(136,308)
Class E	0	(4,244)

Total distributions	0	(321,026,199)

Increase (decrease) in net assets from capital share transactions	(28,139,154)	414,438,000

Total increase (decrease) in net assets	58,120,234	(363,090,203)

Net Assets
Beginning of period	889,781,464	1,252,871,667

End of period	$947,901,698	$889,781,464

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	376,907	$2,885,182	7,419,877	$90,615,117
Reinvestments	0	0	22,993,207	161,642,245
Redemptions	(2,845,903)	(22,378,469)	(2,767,120)	(23,247,025)

Net increase (decrease)	(2,468,996)	$(19,493,287)	27,645,964	$229,010,337

Class B
Sales	1,768,322	$10,740,696	7,659,215	$72,705,863
Reinvestments	0	0	27,651,460	154,571,662
Redemptions	(3,109,756)	(19,005,113)	(6,208,366)	(44,720,860)

Net increase (decrease)	(1,341,434)	$(8,264,417)	29,102,309	$182,556,665

Class E
Sales	75,564	$528,570	164,280	$1,461,758
Reinvestments	0	0	757,841	4,812,292
Redemptions	(130,636)	(910,020)	(368,790)	(3,403,052)

Net increase (decrease)	(55,072)	$(381,450)	553,331	$2,870,998

Increase (decrease) derived from capital shares transactions		$(28,139,154)		$414,438,000

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.30		$17.05		$19.33	$13.12	$12.51	$15.51

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.01)		(0.08)	(0.06)	0.02	(0.02)
Net realized and unrealized gain (loss)	0.73		(6.10)		1.37	7.11	2.91	(0.96)

Total income (loss) from investment operations	0.72		(6.11)		1.29	7.05	2.93	(0.98)

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	(0.01)	0.00	0.00
Distributions from net realized capital gains	0.00		(3.64)		(3.57)	(0.83)	(2.32)	(2.02)
Distributions from return of capital	0.00		(0.00	)(b)	0.00	0.00	0.00	0.00

Total distributions	0.00		(3.64)		(3.57)	(0.84)	(2.32)	(2.02)

Net Asset Value, End of Period	$8.02		$7.30		$17.05	$19.33	$13.12	$12.51

Total Return (%) (c)	9.86	(d)	(35.04)		7.12	57.24	24.64	(8.77)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(e)	0.89		0.88	0.89	0.89	0.88
Net ratio of expenses to average net assets (%) (f) (g)	0.80	(e)	0.80		0.78	0.80	0.80	0.85
Ratio of net investment income (loss) to average net assets (%)	(0.16	)(e)	(0.11)		(0.44)	(0.41)	0.18	(0.10)
Portfolio turnover rate (%)	32	(d)	54		36	50	32	20
Net assets, end of period (in millions)	$510.0		$482.4		$655.2	$727.4	$633.2	$537.0

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.79		$14.76		$17.22	$11.80	$11.48	$14.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.03)		(0.11)	(0.08)	(0.01)	(0.05)
Net realized and unrealized gain (loss)	0.58		(5.30)		1.22	6.33	2.65	(0.86)

Total income (loss) from investment operations	0.57		(5.33)		1.11	6.25	2.64	(0.91)

Less Distributions
Distributions from net realized capital gains	0.00		(3.64)		(3.57)	(0.83)	(2.32)	(2.02)
Distributions from return of capital	0.00		(0.00	)(b)	0.00	0.00	0.00	0.00

Total distributions	0.00		(3.64)		(3.57)	(0.83)	(2.32)	(2.02)

Net Asset Value, End of Period	$6.36		$5.79		$14.76	$17.22	$11.80	$11.48

Total Return (%) (c)	9.84	(d)(h)	(35.26	)(h)	6.93	56.76	24.41	(9.05)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.14	(e)	1.14		1.13	1.14	1.14	1.13
Net ratio of expenses to average net assets (%) (f) (g)	1.05	(e)	1.05		1.03	1.05	1.05	1.10
Ratio of net investment income (loss) to average net assets (%)	(0.41	)(e)	(0.36)		(0.68)	(0.66)	(0.07)	(0.34)
Portfolio turnover rate (%)	32	(d)	54		36	50	32	20
Net assets, end of period (in millions)	$424.0		$394.4		$574.9	$576.4	$424.7	$363.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$6.59		$15.97		$18.34	$12.49	$12.03	$15.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.02)		(0.10)	(0.07)	0.00 (i)	(0.04)
Net realized and unrealized gain (loss)	0.65		(5.72)		1.30	6.75	2.78	(0.91)

Total income (loss) from investment operations	0.64		(5.74)		1.20	6.68	2.78	(0.95)

Less Distributions
Distributions from net realized capital gains	0.00		(3.64)		(3.57)	(0.83)	(2.32)	(2.02)
Distributions from return of capital	0.00		(0.00	)(b)	0.00	0.00	0.00	0.00

Total distributions	0.00		(3.64)		(3.57)	(0.83)	(2.32)	(2.02)

Net Asset Value, End of Period	$7.23		$6.59		$15.97	$18.34	$12.49	$12.03

Total Return (%) (c)	9.71	(d)	(35.11)		7.01	57.08	24.45	(8.95)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	(e)	1.04		1.03	1.04	1.04	1.03
Net ratio of expenses to average net assets (%) (f) (g)	0.95	(e)	0.95		0.93	0.95	0.95	1.00
Ratio of net investment income (loss) to average net assets (%)	(0.31	)(e)	(0.27)		(0.58)	(0.56)	0.03	(0.25)
Portfolio turnover rate (%)	32	(d)	54		36	50	32	20
Net assets, end of period (in millions)	$13.9		$13.0		$22.7	$21.5	$14.8	$12.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2023 and for each of the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively (see Note 5 of the Notes to Financial Statements).
(h)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(i)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-14

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-15

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $37,605,466. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $39,396,516. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional

BHFTI-16

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global

BHFTI-17

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$289,699,603	$0	$322,649,771

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc., the subadviser to the Portfolio, that amounted to $584,966 in purchases of investments, which are included above.

BHFTI-18

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$3,913,490	0.880%	First $500 million
	0.830%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $500 million
0.050%	Next $500 million
0.100%	Over $1 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 were $352,257 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $52,338 was waived in the aggregate for the six months ended June 30, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTI-19

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2023 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$40,239

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$932,070,888

Gross unrealized appreciation	160,358,415
Gross unrealized (depreciation)	(56,628,811)

Net unrealized appreciation (depreciation)	$103,729,604

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2022	2021	2022	2021	2022	2021	2022	2021
$76,749,607	$51,121,432	$243,993,497	$186,313,659	$283,095	$—	$321,026,199	$237,435,091

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$14,635,749	$(95,066,437)	$(80,430,688)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $95,066,437.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-20

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the JPMorgan Core Bond Portfolio returned 2.72% and 2.68%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned 2.09%.

MARKET ENVIRONMENT / CONDITIONS

The impact of monetary policy tightening was felt in the form of banking sector stress with the collapse of Silicon Valley Bank in March (the second largest banking failure in U.S. history). In Europe, UBS acquired Credit Suisse following erosion of investor confidence in Credit Suisse.

In the first days of June, Congress approved a last-minute compromise to increase the debt limit, ensuring the government’s ability to meet its financial obligations and averting a crisis. With the debt ceiling political drama in the rear-view mirror, markets focused their attention on economic data and Federal Reserve (the “Fed”) monetary policy.

After 10 consecutive rate hikes totaling 500 basis points (“bps”), the Fed decided it was time to pause and evaluate whether the much-discussed long and variable lags of tighter monetary conditions were starting to bite and further slow growth and inflationary pressures. The U.S. economy proved to be more resilient than expected in the first half of 2023, despite the drag from significant rate hikes and the failures of a few U.S. regional banks, which caused concerns about a broader banking crisis toward the end of the first quarter. While the tightening cycle has weighed on growth, we believe the timing of the long-anticipated recession still remains uncertain as low unemployment and strong consumer and corporate balance sheets have extended the economic expansion.

In our view, resilience across the U.S. labor market has been perhaps the most confounding aspect of the current cycle. The economy continued to see extraordinary excess demand for labor as seen in the Job Openings and Labor Turnover Survey data, which showed job openings in April rising from an upwardly revised 9.7 million to 10.1 million and layoffs declining from 1.76 million to 1.495 million. On the other hand, voluntary quits declined from 3.63 million to 3.59 million—the lowest level since March 2021. The ratio of job openings to unemployed rose from 1.7 to 1.8. The peak was 2.0 in March 2022. While initial jobless claims appeared to have bottomed in mid-June, jumping to 265,000 from 233,000 at the end of May, initial claims declined to 239,000 in the week ending June 24, 2023, the lowest level in a month. Additionally, payrolls growth continued to clock in well above-average (283,000 over the last three months as of May).

For the first time since January 2022, the Federal Open Market Committee (“FOMC”) voted to leave the federal funds rate unchanged at a range of 5.00%-5.25% at its June meeting. While this pause was largely expected, the statement language and press conference commentary were decisively hawkish, indicating that another increase is to be expected. The updated Summary of Economic Projections and dot plot were also surprisingly hawkish, suggesting this was simply a mid-year skip, rather than a prolonged pause. In fact, the median FOMC member now anticipates two more hikes this year followed by rate cuts sometime in 2024. While we do not think further tightening is necessary, the Fed has made it clear that they still need more compelling evidence that inflation is swiftly decelerating.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Treasury yield movement was mixed across the curve during the first half of 2023. The two-year yield increased by 0.47% to 4.90%, the 10-year yield decreased by 0.04% to 3.84%, and the 30-year yield moved 0.10% lower to 3.86%. The spread between two- and 10-year Treasuries flattened 0.51% to finish the period at -1.06%. The Portfolio began the period shorter duration before moving to a longer posture, which was negative given the increase in rates across much of the yield curve. The Portfolio’s yield curve positioning was positive for performance during the first half of the year; the overweight in the 7+ year segment of the curve was positive as longer maturity government bonds outperformed shorter maturity bonds during the period.

Risk assets outperformed on the heels of spreads tightening during the period and the Portfolio’s underweight to U.S. Treasury debt was positive for performance. In addition, the Portfolio’s marginally longer spread duration profile was additive to performance. Spread duration measures the sensitivity of the price of a bond to changes in its credit spread, thus the higher spread duration versus the benchmark was beneficial as spreads tightened.

The Agency Mortgage-Backed Securities (“MBS”) sector outperformed Treasuries during the first half of 2023, producing returns of +29 bps for the period versus comparable duration Treasuries. The Portfolio’s underweight to agency MBS was marginally negative for performance, however, was more than offset by security selection, which was positive as the Portfolio’s specified pools, Collateralized Mortgage Obligations (“CMOs”), and Agency Commercial Mortgage-Backed Securities (“CMBS”), outperformed to-be-announced (“TBA”) paper. The Portfolio has generally favored specified pools, CMOs, and Agency CMBS in lieu of TBA mortgages.

Investment Grade Corporate Credit was the best performing sector during the first half of the year. The option adjusted spread (“OAS”) of the Bloomberg Corporate Index ended the period at 1.23%, which was 0.07% tighter than at the start of the year. The move resulted in Corporate Bonds outperforming duration-neutral Treasuries by 1.56%. The best performing sub-sector within Corporate Bonds was Industrials, followed by Financials and Utilities. The sub-sectors outperformed like-duration Treasuries by 188 bps, 124 bps, and 58 bps, respectively. As a result, the Portfolio’s underweight

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

to Investment Grade Credit was slightly negative for performance; however, the Portfolio’s security selection within the sector was positive for excess returns.

The Portfolio’s overweight allocation to Asset-Backed Securities (“ABS”) was a positive to performance as ABS was the top performing securitized sector within the Index during the period. According to the Bloomberg ABS Index, the sector outperformed duration-neutral Treasuries by 0.54%.

Relative to the Index, the Portfolio ended the period longer duration, marginally overweight in the 7+ year segment of the curve, and marginally underweight the front end of the curve. In addition, the Portfolio was also overweight Agency MBS, ABS, CMBS, and Non-Agency MBS, and underweight Treasury and Agency debt and Investment Grade Credit at the end of the period.

Richard Figuly

Justin Rucker

Steve Lear

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
JPMorgan Core Bond Portfolio
Class A	2.72	-0.55	1.15	1.63
Class B	2.68	-0.81	0.90	1.37
Bloomberg U.S. Aggregate Bond Index	2.09	-0.94	0.77	1.52

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Sectors

% of Net Assets
Agency Mortgage-Backed Securities	27.7
Corporate Bonds & Notes	27.6
U.S. Treasury & Government Agencies	26.6
Asset-Backed Securities	12.1
Non-Agency Mortgage-Backed Securities	4.2
Foreign Government	0.5
Municipals	0.1

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.45%	$1,000.00	$1,027.20	$2.26
	Hypothetical*	0.45%	$1,000.00	$1,022.56	$2.26

Class B (a)	Actual	0.70%	$1,000.00	$1,026.80	$3.52
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—54.3% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—27.7%
Fannie Mae 20 Yr. Pool 4.000%, 02/01/31	388,397	$379,019
6.000%, 07/01/28	69,678	70,288
Fannie Mae 30 Yr. Pool 2.500%, 05/01/50	3,756,233	3,217,914
2.500%, 09/01/51	3,617,994	3,071,844
2.500%, 10/01/51	3,093,444	2,626,747
2.500%, 01/01/52	2,947,326	2,507,618
2.500%, 03/01/52	4,116,585	3,530,322
3.000%, 01/01/52	2,760,311	2,432,885
3.500%, 07/01/42	752,625	704,676
3.500%, 08/01/42	248,770	232,948
3.500%, 01/01/50	3,030,327	2,814,819
3.500%, 07/01/50	2,259,553	2,077,082
3.500%, 12/01/51	2,031,751	1,854,566
3.500%, 02/01/52	4,683,506	4,272,875
4.000%, 06/01/47	662,237	632,196
4.500%, 02/01/40	172,295	169,698
5.000%, 09/01/35	299,506	298,800
5.000%, 06/01/53	4,000,000	3,919,990
6.000%, 12/01/39	124,146	128,858
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	309,126	310,123
Fannie Mae Grantor Trust 2.898%, 06/25/27	3,912,406	3,620,447
Fannie Mae Pool
1.754%, 03/01/32 (a)	5,047,377	4,070,534
1.800%, 10/01/33	3,484,000	2,753,914
1.930%, 11/01/31	4,300,000	3,509,157
2.010%, 01/01/32	4,050,000	3,333,672
2.440%, 06/01/30	2,953,622	2,587,206
2.500%, 03/01/62	2,687,750	2,200,084
2.510%, 10/01/30	3,150,000	2,733,195
2.730%, 07/01/28	2,839,987	2,603,571
2.810%, 09/01/31	1,399,340	1,250,619
2.970%, 06/01/30	2,750,000	2,493,109
2.980%, 09/01/36	1,240,167	1,125,075
3.000%, 01/01/43	1,571,805	1,423,297
3.000%, 07/01/60	2,717,553	2,318,365
3.000%, 03/01/61	3,468,853	3,005,423
3.500%, 08/01/26	47,869	46,009
3.500%, 02/01/33	1,118,058	1,066,702
3.500%, 05/01/33	1,323,164	1,262,608
3.500%, 07/01/43	1,063,979	989,929
3.500%, 03/01/60	2,169,770	1,977,351
3.500%, 03/01/61	1,719,983	1,557,013
3.500%, 03/01/62	3,344,508	3,027,489
3.540%, 06/01/32	4,357,000	4,041,423
3.550%, 02/01/30	1,500,000	1,416,233
3.760%, 11/01/23	1,005,350	995,140
3.730%, 10/01/32	2,463,120	2,317,100
3.800%, 09/01/32	3,411,180	3,227,483
3.805%, 11/01/32	2,025,000	1,916,534
3.895%, 02/01/33	3,450,000	3,289,422
3.970%, 08/01/33	4,867,038	4,514,508

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool
4.000%, 10/01/32	308,095	292,945
4.000%, 12/01/40	86,387	82,697
4.000%, 07/01/42	571,004	547,395
4.170%, 05/01/33	3,000,000	2,926,404
4.185%, 04/01/33	3,000,000	2,928,611
4.190%, 04/01/33	2,000,000	1,953,514
4.330%, 01/01/33	2,700,000	2,662,943
4.420%, 02/01/33	4,075,000	4,053,573
4.520%, 06/01/33	1,577,778	1,583,403
4.590%, 04/01/33	3,350,000	3,379,461
4.735%, 02/01/33	3,100,000	3,150,409
5.290%, 12/01/32	2,545,984	2,663,289
5.500%, 01/01/58	1,924,906	1,975,864
Fannie Mae REMICS (CMO) Zero Coupon, 09/25/43 (b)	609,687	457,207
Zero Coupon, 10/25/43 (b)	355,066	260,999
Zero Coupon, 12/25/43 (b)	641,493	489,450
1.380%, -1x 1M LIBOR + 6.530%, 01/25/41 (a) (c)	1,756,223	194,761
3.227%, 03/25/27 (a)	5,189	5,127
3.500%, 02/25/43	1,573,648	1,463,597
3.500%, 11/25/57	2,362,481	2,205,730
5.000%, 03/25/40	2,019,979	1,997,732
5.410%, 1M LIBOR + 0.500%, 05/25/35 (a)	84,299	84,264
5.500%, 12/25/35	548,492	552,757
5.650%, 1M LIBOR + 0.500%, 10/25/42 (a)	223,339	217,383
5.750%, 1M LIBOR + 0.600%, 10/25/43 (a)	792,480	774,155
5.750%, 1M LIBOR + 0.600%, 12/25/43 (a)	765,132	748,873
6.000%, 01/25/36	787,814	782,196
6.050%, 1M LIBOR + 0.900%, 03/25/38 (a)	99,063	99,078
6.150%, 1M LIBOR + 1.000%, 08/25/32 (a)	241,175	244,668
6.500%, 07/18/28	36,162	36,415
Fannie Mae-ACES 1.000%, 11/25/33	610,942	572,758
1.200%, 10/25/30	992,059	874,784
1.764%, 11/25/31 (a)	7,400,000	5,979,468
1.933%, 10/25/30 (a) (c)	13,940,843	1,068,646
2.003%, 01/25/32 (a)	5,000,000	4,096,801
2.052%, 11/25/33 (a) (c)	7,021,488	608,948
2.488%, 05/25/26	1,387,126	1,296,912
2.554%, 12/25/26 (a)	677,911	629,785
3.061%, 05/25/27 (a)	2,568,361	2,413,127
3.165%, 06/25/27 (a)	2,117,224	1,997,597
3.166%, 03/25/28 (a)	1,603,716	1,506,790
3.171%, 02/25/30 (a)	1,315,236	1,208,414
3.172%, 04/25/29 (a)	1,933,265	1,798,503
3.346%, 03/25/24 (a)	684,883	672,100
3.469%, 07/25/28 (a)	3,757,000	3,556,130
3.501%, 01/25/24 (a)	233,443	230,270
3.665%, 09/25/28 (a)	2,707,734	2,581,167
3.876%, 08/25/32 (a)	2,600,000	2,461,563
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	354,334	340,978
Freddie Mac 30 Yr. Gold Pool
4.000%, 08/01/42	887,237	854,298
4.000%, 08/01/43	1,472,118	1,417,248

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 07/01/48	1,463,520	$1,397,626
5.000%, 08/01/39	484,735	488,772
Freddie Mac 30 Yr. Pool 2.500%, 07/01/50	10,431,278	8,891,977
2.500%, 05/01/51	2,450,903	2,087,354
3.000%, 02/01/52	2,916,594	2,584,001
4.000%, 04/01/52	5,422,746	5,092,988
4.000%, 05/01/52	9,022,797	8,473,898
Freddie Mac ARM Non-Gold Pool 4.402%, 12M LIBOR + 1.841%, 07/01/40 (a)	292,015	295,199
Freddie Mac Gold Pool 3.500%, 12/01/32	1,182,521	1,129,362
3.500%, 01/01/33	1,820,646	1,741,106
3.500%, 03/01/33	1,858,823	1,775,201
3.500%, 04/01/33	2,842,037	2,710,627
3.500%, 05/01/33	673,912	640,600
3.500%, 06/01/43	846,442	787,558
4.000%, 09/01/32	216,863	205,604
4.000%, 11/01/32	999,218	954,374
4.000%, 12/01/32	514,757	493,366
4.000%, 01/01/33	46,800	44,632
4.000%, 02/01/33	204,622	195,323
4.000%, 01/01/46	1,196,733	1,145,514
5.000%, 02/01/34	159,723	157,446
Freddie Mac Multifamily Structured Credit Risk Note (CMO) 6.867%, SOFR30A + 1.800%, 07/25/41 (144A) (a)	1,516,034	1,406,055
9.317%, SOFR30A + 4.250%, 05/25/52 (144A) (a)	1,381,496	1,370,770
Freddie Mac Multifamily Structured Pass-Through Certificates
2.920%, 06/25/32	3,100,000	2,742,577
3.117%, 06/25/27	2,487,000	2,344,437
3.243%, 04/25/27	1,996,000	1,896,185
3.303%, 11/25/27 (a)	1,755,000	1,661,460
3.326%, 05/25/27	1,072,000	1,016,062
3.336%, 04/25/28 (a)	1,790,000	1,661,217
3.690%, 01/25/29	397,000	379,998
3.710%, 09/25/32 (a)	3,035,000	2,857,790
3.800%, 10/25/32 (a)	2,100,000	1,991,392
3.820%, 12/25/32 (a)	2,800,000	2,657,299
3.850%, 05/25/28 (a)	7,385,000	7,093,057
3.900%, 08/25/28 (a)	3,170,000	3,074,850
Freddie Mac Pool 3.700%, 06/01/34	3,300,000	3,080,430
3.750%, 08/01/32	3,500,000	3,285,239
Freddie Mac REMICS (CMO)
1.177%, -1x 1M LIBOR + 6.370%, 10/15/37 (a) (c)	1,582,172	143,752
1.207%, -1x 1M LIBOR + 6.400%, 11/15/36 (a) (c)	782,432	54,688
3.000%, 02/15/26	198,764	192,422
5.000%, 08/15/35	625,037	619,684
5.643%, 1M LIBOR + 0.450%, 08/15/42 (a)	1,791,970	1,755,581
5.873%, 1M LIBOR + 0.680%, 11/15/37 (a)	297,315	295,844
5.893%, 1M LIBOR + 0.700%, 03/15/24 (a)	12,015	12,024
6.000%, 07/15/35	1,617,602	1,630,176
6.000%, 03/15/36	1,421,225	1,466,917
6.500%, 05/15/28	75,557	75,979

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac REMICS (CMO)
6.500%, 03/15/37	294,861	303,380
6.543%, 1M LIBOR + 1.350%, 03/15/38 (a)	600,000	615,727
Freddie Mac STACR Trust (CMO) 3.500%, 05/25/57	3,509,908	3,271,737
3.500%, 06/25/57	3,234,535	3,008,877
Freddie Mac Strips (CMO) Zero Coupon, 09/15/43 (b)	358,319	268,112
3.000%, 01/15/43	1,175,021	1,063,065
FREMF Mortgage Trust 3.700%, 11/25/49 (144A) (a)	1,700,000	1,582,775
3.786%, 04/25/28 (144A) (a)	3,100,000	2,793,599
3.799%, 11/25/49 (144A) (a)	2,000,000	1,925,355
4.199%, 11/25/47 (144A) (a)	1,577,000	1,523,041
Ginnie Mae II 30 Yr. Pool 2.500%, 10/20/51	2,628,178	2,277,396
3.000%, 02/20/51	1,646,789	1,471,307
3.500%, 01/20/51	2,721,735	2,458,198
3.500%, 02/20/52	3,216,752	2,980,275
4.000%, 01/20/52	2,983,123	2,832,258
4.000%, 02/20/52	3,369,978	3,187,175
4.000%, 08/20/52	6,856,769	6,487,526
4.500%, 11/20/49	1,820,791	1,757,753
5.000%, 05/20/52	3,394,692	3,305,865
Ginnie Mae II ARM Pool 2.875%, 1Y H15 + 1.500%, 04/20/41 (a)	121,302	118,515
6.175%, 1Y H15 + 1.697%, 04/20/72 (a)	3,509,805	3,621,627
6.184%, 1Y H15 + 1.708%, 03/20/72 (a)	2,937,924	3,032,928
6.212%, 1Y H15 + 1.751%, 11/20/71 (a)	3,313,500	3,421,657
6.213%, 1Y H15 + 1.750%, 10/20/71 (a)	3,163,235	3,262,064
6.231%, 1Y H15 + 1.737%, 04/20/72 (a)	2,912,379	3,006,493
6.239%, 1Y H15 + 1.778%, 12/20/71 (a)	2,933,251	3,033,662
6.242%, 1Y H15 + 1.788%, 09/20/71 (a)	2,992,517	3,092,717
6.294%, 1Y H15 + 1.836%, 08/20/71 (a)	3,073,177	3,182,068
Government National Mortgage Association (CMO)
1.650%, 02/20/63	26,205	24,321
1.650%, 04/20/63	52,285	48,387
3.949%, 1M LIBOR + 0.550%, 04/20/62 (a)	1,371	1,346
4.443%, 04/20/43 (a)	953,027	905,958
4.500%, 01/16/25	231,252	228,772
4.694%, 1M LIBOR + 0.500%, 01/20/63 (a)	10,369	10,138
4.891%, 11/20/42 (a)	3,142,678	3,080,561
4.962%, 1M LIBOR + 0.400%, 02/20/62 (a)	19,105	18,636
5.000%, 12/20/33	434,347	428,013
5.000%, 06/16/39	67,197	65,710
5.000%, 07/20/39	858,807	845,690
5.000%, 10/20/39	868,197	854,267
5.078%, 1M LIBOR + 0.300%, 11/20/62 (a)	641	632
5.105%, 06/20/40 (a)	1,304,880	1,290,961
5.394%, 1M LIBOR + 0.300%, 08/20/60 (a)	343	340
5.434%, 1M LIBOR + 0.340%, 12/20/62 (a)	802,767	796,042
5.500%, 07/16/33 (c)	371,694	32,023
5.504%, 1M LIBOR + 0.410%, 03/20/63 (a)	176,422	175,046
5.514%, 1M LIBOR + 0.420%, 02/20/63 (a)	785,625	778,054
5.564%, 1M LIBOR + 0.470%, 03/20/63 (a)	683,578	679,029
5.564%, 1M LIBOR + 0.470%, 07/20/64 (a)	909,248	904,716

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO)
5.564%, 1M LIBOR + 0.470%, 09/20/64 (a)	818,008	$811,665
5.574%, 1M LIBOR + 0.480%, 04/20/63 (a)	1,304,512	1,298,191
5.594%, 1M LIBOR + 0.500%, 04/20/63 (a)	2,635,722	2,618,951
5.594%, 1M LIBOR + 0.500%, 06/20/64 (a)	2,733,110	2,711,339
5.594%, 1M LIBOR + 0.500%, 07/20/64 (a)	1,223,069	1,211,089
5.657%, 1M LIBOR + 0.500%, 09/20/37 (a)	89,444	89,029
5.694%, 1M LIBOR + 0.600%, 04/20/64 (a)	5,928,834	5,892,314
5.744%, 1M LIBOR + 0.650%, 07/20/63 (a)	223,107	222,305
5.744%, 1M LIBOR + 0.650%, 01/20/64 (a)	370,604	369,592
5.744%, 1M LIBOR + 0.650%, 02/20/64 (a)	1,489,441	1,485,634
5.744%, 1M LIBOR + 0.650%, 03/20/64 (a)	425,663	424,151
5.784%, 1M LIBOR + 0.690%, 02/20/64 (a)	1,155,682	1,151,350
5.794%, 1M LIBOR + 0.700%, 09/20/63 (a)	883,904	881,949
5.844%, 1M LIBOR + 0.750%, 09/20/63 (a)	660,909	660,259
6.094%, 1M LIBOR + 1.000%, 12/20/66 (a)	814,946	812,829

		367,659,921

Federal Agencies—0.3%
Tennessee Valley Authority 5.880%, 04/01/36	1,600,000	1,815,740
Tennessee Valley Authority Generic Strip Zero Coupon, 03/15/32	1,000,000	670,597
Tennessee Valley Authority Principal Strip Zero Coupon, 11/01/25	1,000,000	893,949
Zero Coupon, 06/15/35	750,000	436,032

		3,816,318

U.S. Treasury—26.3%
U.S. Treasury Bonds
1.125%, 05/15/40	555,000	359,774
1.250%, 05/15/50	528,000	296,897
1.375%, 08/15/50	380,000	220,801
1.625%, 11/15/50	6,800,000	4,222,906
1.750%, 08/15/41	2,740,000	1,924,957
1.875%, 02/15/51	13,028,900	8,627,066
1.875%, 11/15/51	8,840,000	5,835,091
2.000%, 11/15/41	5,000	3,660
2.000%, 02/15/50	5,127,000	3,514,599
2.000%, 08/15/51	3,675,000	2,505,173
2.250%, 05/15/41	12,370,000	9,526,833
2.250%, 08/15/46	7,787,000	5,689,073
2.250%, 08/15/49	170,000	123,509
2.250%, 02/15/52	10,400,000	7,515,625
2.375%, 02/15/42	11,600,000	9,031,234
2.375%, 11/15/49	4,475,000	3,341,392
2.500%, 02/15/45	6,750,000	5,225,977
2.750%, 11/15/42	9,475,000	7,793,558
2.750%, 08/15/47	8,000,000	6,435,000
2.875%, 05/15/43	10,415,000	8,711,578
2.875%, 08/15/45	7,840,000	6,469,531
2.875%, 05/15/49	27,000	22,316
2.875%, 05/15/52	2,280,000	1,889,461
3.000%, 11/15/44	238,000	201,398
3.000%, 02/15/47	276,000	232,379

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.000%, 02/15/48	470,000	396,287
3.125%, 05/15/48	1,942,000	1,675,203
3.500%, 02/15/39	859,700	823,566
3.625%, 08/15/43	4,950,000	4,646,232
3.625%, 02/15/44	4,325,000	4,051,984
3.625%, 02/15/53	23,981,000	23,014,266
3.750%, 11/15/43	2,908,000	2,779,185
3.875%, 08/15/40	5,950,000	5,903,748
3.875%, 02/15/43	435,000	424,125
3.875%, 05/15/43	215,000	209,793
4.000%, 11/15/42	4,600,000	4,570,531
4.250%, 05/15/39	2,850,000	2,979,809
4.375%, 02/15/38 (d)	720,000	766,237
4.375%, 05/15/41	1,200,000	1,262,859
5.250%, 02/15/29	500,000	527,422
U.S. Treasury Coupon Strips Zero Coupon, 11/15/26	1,014,129	875,838
Zero Coupon, 08/15/27	400,000	336,082
Zero Coupon, 11/15/27	570,000	474,840
Zero Coupon, 05/15/28	15,030,000	12,286,179
Zero Coupon, 08/15/28	250,000	202,612
Zero Coupon, 02/15/30	6,300,000	4,826,213
Zero Coupon, 05/15/30	700,000	532,352
Zero Coupon, 08/15/30	3,925,000	2,956,705
Zero Coupon, 11/15/30	5,425,000	4,053,647
Zero Coupon, 02/15/31	1,775,000	1,315,692
Zero Coupon, 11/15/31	3,000,000	2,161,787
Zero Coupon, 02/15/32	12,900,000	9,212,369
Zero Coupon, 05/15/32	800,000	564,967
Zero Coupon, 08/15/33 (d)	400,000	268,834
Zero Coupon, 11/15/33	1,000,000	665,200
Zero Coupon, 02/15/34	2,000,000	1,313,682
Zero Coupon, 08/15/34	2,600,000	1,677,760
Zero Coupon, 05/15/35 (d)	4,000,000	2,500,441
U.S. Treasury Inflation Indexed Bond 1.750%, 01/15/28 (e)	723,905	715,429
U.S. Treasury Notes
0.375%, 01/31/26	755,000	677,848
0.375%, 09/30/27	3,560,000	3,029,894
0.500%, 02/28/26	4,520,000	4,060,231
0.625%, 08/15/30	1,850,000	1,473,857
0.750%, 01/31/28	8,565,000	7,347,164
1.000%, 07/31/28	9,750,000	8,362,148
1.250%, 03/31/28	7,080,000	6,196,659
1.250%, 06/30/28	7,779,500	6,771,812
1.250%, 08/15/31	770,000	631,881
1.375%, 11/15/31	2,148,500	1,771,589
1.500%, 02/15/30	1,105,000	946,415
1.625%, 05/15/31	3,640,000	3,093,289
1.875%, 02/28/29	9,200,000	8,181,172
1.875%, 02/15/32	18,050,000	15,460,953
2.000%, 11/15/26	910,000	841,714
2.250%, 02/15/27	550,000	511,436
2.500%, 02/28/26	405,000	383,880
2.750%, 04/30/27	15,000,000	14,169,727

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.750%, 07/31/27	6,113,000	$5,763,174
2.750%, 05/31/29	1,080,000	1,005,497
2.875%, 05/15/28	6,936,100	6,544,590
2.875%, 04/30/29	23,000,000	21,567,891
2.875%, 05/15/32	3,365,000	3,119,986
3.125%, 08/31/27	6,570,000	6,283,332
3.125%, 08/31/29	6,485,000	6,159,483
4.000%, 10/31/29	13,000,000	12,965,977

		348,013,263

Total U.S. Treasury & Government Agencies (Cost $796,046,422)		719,489,502

Corporate Bonds & Notes—27.6%

Aerospace/Defense—0.6%
BAE Systems plc 1.900%, 02/15/31 (144A)	720,000	578,093
3.000%, 09/15/50 (144A)	332,000	227,836
Boeing Co. (The) 2.196%, 02/04/26	905,000	830,617
2.750%, 02/01/26	592,000	551,269
3.100%, 05/01/26	360,000	338,194
3.250%, 03/01/28	659,000	599,460
4.875%, 05/01/25	435,000	428,818
5.040%, 05/01/27	335,000	330,902
5.150%, 05/01/30	675,000	668,486
5.705%, 05/01/40	550,000	548,629
Northrop Grumman Corp. 3.850%, 04/15/45	182,000	148,314
Raytheon Technologies Corp. 2.820%, 09/01/51	1,260,000	846,220
3.750%, 11/01/46	550,000	443,147
4.350%, 04/15/47	133,000	117,863
4.500%, 06/01/42	550,000	506,256
5.150%, 02/27/33	582,000	589,955

		7,754,059

Agriculture—0.3%
Altria Group, Inc. 2.450%, 02/04/32	1,250,000	974,817
BAT Capital Corp. 2.259%, 03/25/28 (d)	465,000	398,512
3.734%, 09/25/40	310,000	220,558
4.390%, 08/15/37	660,000	527,939
4.540%, 08/15/47	544,000	400,313
BAT International Finance plc 1.668%, 03/25/26	345,000	310,179
Bunge, Ltd. Finance Corp. 2.750%, 05/14/31 (d)	1,205,000	1,011,516
Reynolds American, Inc. 7.000%, 08/04/41	570,000	565,821

		4,409,655

Airlines—0.6%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	394,035	348,608
3.550%, 01/15/30 (144A)	558,730	477,567
4.125%, 05/15/25 (144A)	649,722	607,085
British Airways Pass-Through Trust 3.300%, 12/15/32 (144A)	488,191	423,247
3.800%, 09/20/31 (144A)	449,752	409,191
4.125%, 09/20/31 (144A)	604,005	536,028
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	105,945	102,565
Spirit Airlines Pass-Through Trust 3.375%, 02/15/30	221,970	195,050
United Airlines Pass-Through Trust 3.100%, 10/07/28	684,435	579,351
3.500%, 03/01/30	1,018,062	917,584
3.700%, 03/01/30	960,805	831,579
4.000%, 04/11/26	336,524	316,447
4.150%, 08/25/31	1,050,116	961,921
4.300%, 08/15/25	482,202	463,774
4.600%, 03/01/26	491,473	460,920

		7,630,917

Auto Manufacturers—0.5%
General Motors Financial Co., Inc. 1.200%, 10/15/24	410,000	385,675
1.250%, 01/08/26	1,376,000	1,227,685
2.350%, 01/08/31	424,000	332,138
2.700%, 06/10/31	1,050,000	837,481
3.800%, 04/07/25	390,000	376,078
Hyundai Capital America 1.300%, 01/08/26 (144A)	325,000	290,787
1.500%, 06/15/26 (144A)	645,000	571,182
1.800%, 10/15/25 (144A)	380,000	346,631
1.800%, 01/10/28 (144A) (d)	635,000	535,312
2.375%, 10/15/27 (144A) (d)	400,000	349,958
3.000%, 02/10/27 (144A)	240,000	218,756
Stellantis Finance U.S., Inc. 2.691%, 09/15/31 (144A)	606,000	484,246
Volkswagen Group of America Finance LLC 1.625%, 11/24/27 (144A)	300,000	256,572

		6,212,501

Auto Parts & Equipment—0.0%
Lear Corp. 2.600%, 01/15/32	355,000	275,773

Banks—7.5%
ABN AMRO Bank NV 2.470%, 1Y H15 + 1.100%, 12/13/29 (144A) (a)	200,000	167,413
AIB Group plc 4.263%, 3M LIBOR + 1.874%, 04/10/25 (144A) (a)	425,000	415,257
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	200,000	189,837
Banco Nacional de Panama 2.500%, 08/11/30 (144A) (d)	950,000	745,460

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Banco Santander S.A. 1.722%, 1Y H15 + 0.900%, 09/14/27 (a)	200,000	$173,642
1.849%, 03/25/26	600,000	536,760
2.746%, 05/28/25	600,000	563,277
5.147%, 08/18/25	200,000	196,430
Bank of America Corp. 1.658%, SOFR + 0.910%, 03/11/27 (a)	2,045,000	1,840,256
1.898%, SOFR + 1.530%, 07/23/31 (a)	445,000	354,376
2.087%, SOFR + 1.060%, 06/14/29 (a)	1,018,000	868,516
2.572%, SOFR + 1.210%, 10/20/32 (a)	855,000	696,398
3.366%, 3M TSFR + 1.072%, 01/23/26 (a)	600,000	574,867
3.705%, 3M TSFR + 1.774%, 04/24/28 (a)	2,500,000	2,343,143
3.970%, 3M LIBOR + 1.332%, 03/05/29 (a)	382,000	357,640
4.250%, 10/22/26	520,000	501,901
4.376%, SOFR + 1.580%, 04/27/28 (a)	1,100,000	1,055,983
5.080%, SOFR + 1.290%, 01/20/27 (a)	864,000	850,745
5.202%, SOFR + 1.630%, 04/25/29 (a)	1,460,000	1,444,044
5.288%, SOFR + 1.910%, 04/25/34 (a)	1,600,000	1,585,130
Bank of Ireland Group plc 2.029%, 1Y H15 + 1.100%, 09/30/27 (144A) (a)	655,000	566,173
6.253%, 1Y H15 + 2.650%, 09/16/26 (144A) (a) (d)	862,000	855,208
Bank of Montreal 3.803%, 5Y USD Swap + 1.432%, 12/15/32 (a)	433,000	381,688
Bank of Nova Scotia (The) 4.850%, 02/01/30	1,040,000	1,003,316
Banque Federative du Credit Mutuel S.A. 1.604%, 10/04/26 (144A)	840,000	741,175
Barclays plc 1.007%, 1Y H15 + 0.800%, 12/10/24 (a)	1,102,000	1,074,346
2.894%, 1Y H15 + 1.300%, 11/24/32 (a)	460,000	362,006
BNP Paribas S.A. 1.323%, SOFR + 1.004%, 01/13/27 (144A) (a)	318,000	281,996
2.159%, SOFR + 1.218%, 09/15/29 (144A) (a)	1,346,000	1,120,873
2.219%, SOFR + 2.074%, 06/09/26 (144A) (a)	402,000	371,775
3.132%, SOFR + 1.561%, 01/20/33 (144A) (a)	586,000	480,880
BPCE S.A. 1.000%, 01/20/26 (144A)	570,000	507,317
1.652%, SOFR + 1.520%, 10/06/26 (144A) (a)	534,000	478,868
2.277%, SOFR + 1.312%, 01/20/32 (144A) (a)	415,000	320,425
3.375%, 12/02/26	700,000	647,767
4.625%, 07/11/24 (144A)	400,000	390,861
Citigroup, Inc. 2.561%, SOFR + 1.167%, 05/01/32 (a)	915,000	747,122
3.057%, SOFR + 1.351%, 01/25/33 (a)	527,000	439,979
3.668%, 3M TSFR + 1.652%, 07/24/28 (a)	1,952,000	1,824,909
3.878%, 3M TSFR + 1.430%, 01/24/39 (a)	150,000	125,513
4.075%, 3M TSFR + 1.454%, 04/23/29 (a)	667,000	627,875
4.300%, 11/20/26	750,000	717,800
4.400%, 06/10/25	566,000	549,769
4.450%, 09/29/27	1,294,000	1,235,548
Commonwealth Bank of Australia 3.305%, 03/11/41 (144A) †	355,000	247,613
Cooperative Rabobank UA 3.750%, 07/21/26	513,000	478,946
4.375%, 08/04/25	424,000	409,219

Banks—(Continued)
Credit Agricole S.A. 1.247%, SOFR + 0.892%, 01/26/27 (144A) (a)	2,283,000	2,022,056
1.907%, SOFR + 1.676%, 06/16/26 (144A) (a)	750,000	690,389
2.811%, 01/11/41 (144A) †	410,000	270,214
4.375%, 03/17/25 (144A)	295,000	284,170
Credit Suisse AG 1.250%, 08/07/26	1,750,000	1,506,537
3.700%, 02/21/25	850,000	812,264
7.950%, 01/09/25	1,073,000	1,094,720
Danske Bank A/S 6.466%, 1Y H15 + 2.100%, 01/09/26 (144A) (a)	440,000	438,951
Deutsche Bank AG 2.129%, SOFR + 1.870%, 11/24/26 (a)	615,000	547,179
2.222%, SOFR + 2.159%, 09/18/24 (a)	1,145,000	1,130,503
3.035%, SOFR + 1.718%, 05/28/32 (a) (d)	1,351,000	1,063,895
Discover Bank 4.250%, 03/13/26	1,229,000	1,161,652
DNB Bank ASA 1.605%, 1Y H15 + 0.680%, 03/30/28 (144A) (a)	1,030,000	888,597
Federation des Caisses Desjardins du Quebec 5.700%, 03/14/28 (144A)	700,000	699,175
Fifth Third Bancorp 8.250%, 03/01/38	200,000	229,291
Goldman Sachs Group, Inc. (The) 1.431%, SOFR + 0.798%, 03/09/27 (a)	2,000,000	1,787,010
1.948%, SOFR + 0.913%, 10/21/27 (a)	781,000	694,721
1.992%, SOFR + 1.090%, 01/27/32 (a)	950,000	747,863
2.640%, SOFR + 1.114%, 02/24/28 (a)	920,000	834,757
3.691%, 3M TSFR + 1.772%, 06/05/28 (a)	2,614,000	2,455,966
4.411%, 3M TSFR + 1.692%, 04/23/39 (a)	445,000	388,314
HSBC Holdings plc 2.206%, SOFR + 1.285%, 08/17/29 (a)	630,000	527,037
2.357%, SOFR + 1.947%, 08/18/31 (a)	890,000	710,413
3.900%, 05/25/26	200,000	190,580
4.041%, 3M TSFR + 1.808%, 03/13/28 (a)	432,000	404,573
4.292%, 3M TSFR + 1.609%, 09/12/26 (a)	300,000	288,513
6.100%, 01/14/42	370,000	391,799
6.500%, 09/15/37	930,000	928,404
7.390%, SOFR + 3.350%, 11/03/28 (a)	910,000	960,399
ING Groep NV 1.726%, SOFR + 1.005%, 04/01/27 (a) (d)	285,000	253,810
KeyCorp 4.789%, SOFR + 2.060%, 06/01/33 (a)	170,000	142,518
Lloyds Banking Group plc 1.627%, 1Y H15 + 0.850%, 05/11/27 (a)	720,000	636,853
4.375%, 03/22/28 (d)	633,000	600,153
4.500%, 11/04/24	685,000	664,994
4.582%, 12/10/25	400,000	383,064
Macquarie Bank, Ltd. 3.052%, 5Y H15 + 1.700%, 03/03/36 (144A) (a)	825,000	625,886
Macquarie Group, Ltd. 5.033%, 3M LIBOR + 1.750%, 01/15/30 (144A) (a)	1,820,000	1,781,235
6.207%, 11/22/24 (144A)	913,000	911,872
Mitsubishi UFJ Financial Group, Inc.
1.538%, 1Y H15 + 0.750%, 07/20/27 (a)	660,000	582,493
2.048%, 07/17/30	1,020,000	826,996

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Mitsubishi UFJ Financial Group, Inc.
3.751%, 07/18/39	615,000	$521,282
5.242%, 1Y H15 + 1.700%, 04/19/29 (a)	430,000	423,008
Mizuho Financial Group, Inc. 1.234%, 1Y H15 + 0.670%, 05/22/27 (a)	772,000	678,310
2.226%, 3M TSFR + 1.092%, 05/25/26 (a)	795,000	737,167
2.869%, SOFR + 1.572%, 09/13/30 (a)	539,000	456,046
5.778%, 1Y H15 + 1.650%, 07/06/29 (a)	790,000	791,949
Morgan Stanley 2.720%, SOFR + 1.152%, 07/22/25 (a)	251,000	242,036
3.591%, 07/22/28 (a)	1,067,000	984,510
3.772%, 3M TSFR + 1.402%, 01/24/29 (a)	278,000	259,534
4.300%, 01/27/45	400,000	349,920
4.431%, 3M LIBOR + 1.890%, 01/23/30 (a)	1,157,000	1,100,811
4.457%, 3M TSFR + 1.693%, 04/22/39 (a)	850,000	757,184
5.123%, SOFR + 1.730%, 02/01/29 (a)	380,000	374,770
5.164%, SOFR + 1.590%, 04/20/29 (a)	1,215,000	1,200,160
National Australia Bank, Ltd. 2.332%, 08/21/30 (144A)	470,000	366,288
3.933%, 5Y H15 + 1.880%, 08/02/34 (144A) (a)	800,000	687,682
NatWest Group plc 3.754%, 5Y H15 + 2.100%, 11/01/29 (a)	700,000	657,081
4.269%, 3M LIBOR + 1.762%, 03/22/25 (a)	480,000	471,490
4.800%, 04/05/26	1,037,000	1,006,553
4.892%, 3M LIBOR + 1.754%, 05/18/29 (a) (d)	290,000	275,861
5.808%, 1Y H15 + 1.950%, 09/13/29 (a)	570,000	561,624
6.016%, 1Y H15 + 2.100%, 03/02/34 (a)	565,000	568,014
Nordea Bank Abp 5.375%, 09/22/27 (144A)	555,000	547,811
PNC Financial Services Group, Inc. (The) 5.068%, SOFR + 1.933%, 01/24/34 (a)	964,000	924,438
Santander UK Group Holdings plc 1.673%, SOFR + 0.989%, 06/14/27 (a)	680,000	585,845
6.534%, SOFR + 2.600%, 01/10/29 (a)	1,300,000	1,308,887
6.833%, SOFR + 2.749%, 11/21/26 (a)	871,000	872,980
Societe Generale S.A. 1.488%, 1Y H15 + 1.100%, 12/14/26 (144A) (a)	1,552,000	1,365,703
1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (a)	720,000	629,368
2.889%, 1Y H15 + 1.300%, 06/09/32 (144A) (a)	1,670,000	1,308,373
4.250%, 04/14/25 (144A)	785,000	748,440
Standard Chartered plc 1.456%, 1Y H15 + 1.000%, 01/14/27 (144A) (a)	1,073,000	950,403
2.819%, 3M LIBOR + 1.209%, 01/30/26 (144A) (a)	740,000	697,711
4.866%, 5Y USD ICE Swap + 1.970%, 03/15/33 (144A) (a)	300,000	271,655
Sumitomo Mitsui Financial Group, Inc. 3.010%, 10/19/26	212,000	195,946
3.040%, 07/16/29	1,020,000	891,009
5.520%, 01/13/28	960,000	963,673
5.710%, 01/13/30	960,000	971,498
Truist Financial Corp. 6.047%, SOFR + 2.050%, 06/08/27 (a)	900,000	900,374
UBS Group AG 1.305%, SOFR + 0.980%, 02/02/27 (144A) (a)	810,000	707,671
2.193%, SOFR + 2.044%, 06/05/26 (144A) (a)	360,000	330,109
2.593%, SOFR + 1.560%, 09/11/25 (144A) (a)	314,000	299,296
3.869%, 3M LIBOR + 1.410%, 01/12/29 (144A) (a)	905,000	818,118
4.282%, 01/09/28 (144A)	783,000	723,651

Banks—(Continued)
UniCredit S.p.A. 1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (a)	345,000	303,848
2.569%, 1Y H15 + 2.300%, 09/22/26 (144A) (a)	710,000	640,863
5.861%, 5Y USD ICE Swap + 3.703%, 06/19/32 (144A) (a)	455,000	413,673
7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (a)	230,000	216,712
Wells Fargo & Co. 4.650%, 11/04/44	595,000	504,748
5.375%, 11/02/43	1,005,000	946,178
Westpac Banking Corp. 3.133%, 11/18/41	693,000	469,652
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (a)	1,050,000	972,695

		98,962,466

Beverages—0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	1,103,000	1,072,794
Anheuser-Busch InBev Finance, Inc. 4.625%, 02/01/44	185,000	169,724
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/38	1,300,000	1,203,639
4.439%, 10/06/48	950,000	854,874
Coca-Cola Femsa S.A.B. de C.V. 1.850%, 09/01/32	515,000	403,065
2.750%, 01/22/30	276,000	242,630
Constellation Brands, Inc. 5.250%, 11/15/48	180,000	172,344
Molson Coors Beverage Co. 4.200%, 07/15/46	249,000	206,184

		4,325,254

Biotechnology—0.4%
Amgen, Inc. 1.650%, 08/15/28	430,000	367,818
3.000%, 01/15/52	595,000	396,682
5.250%, 03/02/33	955,000	956,218
5.600%, 03/02/43	500,000	501,513
5.650%, 03/02/53	515,000	521,543
Baxalta, Inc. 5.250%, 06/23/45 (d)	27,000	26,612
Gilead Sciences, Inc. 2.600%, 10/01/40	945,000	684,420
Regeneron Pharmaceuticals, Inc. 1.750%, 09/15/30	1,000,000	797,069
Royalty Pharma plc 1.200%, 09/02/25	303,000	273,262
2.150%, 09/02/31	447,000	350,392

		4,875,529

Building Materials—0.2%
CRH America Finance, Inc. 3.400%, 05/09/27 (144A)	214,000	200,099
Lennox International, Inc. 1.350%, 08/01/25	1,630,000	1,485,773

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—(Continued)
Martin Marietta Materials, Inc. 3.450%, 06/01/27	499,000	$469,214
Masco Corp. 2.000%, 10/01/30	260,000	205,261
6.500%, 08/15/32	720,000	742,237

		3,102,584

Chemicals—0.3%
Albemarle Corp. 5.450%, 12/01/44	350,000	329,054
DuPont de Nemours, Inc. 5.319%, 11/15/38	945,000	936,316
EIDP, Inc. 4.500%, 05/15/26	802,000	787,390
International Flavors & Fragrances, Inc. 1.832%, 10/15/27 (144A)	330,000	278,271
5.000%, 09/26/48	404,000	341,945
Nutrien, Ltd. 3.000%, 04/01/25	200,000	190,220
4.125%, 03/15/35	620,000	544,221

		3,407,417

Commercial Services—0.6%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	500,000	571,378
Ford Foundation (The) 2.815%, 06/01/70	275,000	170,042
Global Payments, Inc. 2.900%, 05/15/30	211,000	178,839
2.900%, 11/15/31 (d)	404,000	328,659
3.200%, 08/15/29	1,437,000	1,249,018
5.300%, 08/15/29	272,000	264,997
Pepperdine University 3.301%, 12/01/59	450,000	316,811
Quanta Services, Inc. 2.350%, 01/15/32	855,000	672,730
2.900%, 10/01/30	1,110,000	942,983
S&P Global, Inc. 2.900%, 03/01/32	581,000	503,582
4.250%, 05/01/29	1,056,000	1,026,277
Triton Container International, Ltd. 1.150%, 06/07/24 (144A)	850,000	806,068
University of Southern California 3.226%, 10/01/2120	440,000	272,322
Verisk Analytics, Inc. 5.750%, 04/01/33	635,000	664,778

		7,968,484

Computers—0.5%
Apple, Inc. 2.700%, 08/05/51	965,000	672,168
3.750%, 09/12/47	1,200,000	1,037,084
3.750%, 11/13/47	200,000	173,115
3.850%, 08/04/46	362,000	318,693

Computers—(Continued)
CGI, Inc. 1.450%, 09/14/26	659,000	582,096
2.300%, 09/14/31	1,184,000	925,998
Dell International LLC / EMC Corp. 5.250%, 02/01/28	1,652,000	1,648,574
6.020%, 06/15/26	1,170,000	1,189,199
Leidos, Inc. 2.300%, 02/15/31	365,000	287,601

		6,834,528

Cosmetics/Personal Care—0.1%
Estee Lauder Cos., Inc. (The) 2.600%, 04/15/30	1,470,000	1,285,993
Haleon U.S. Capital LLC 3.375%, 03/24/29	780,000	708,725

		1,994,718

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45	190,000	179,067

Diversified Financial Services—1.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.750%, 01/30/26	393,000	352,760
2.450%, 10/29/26	390,000	348,329
2.875%, 08/14/24	770,000	739,964
3.000%, 10/29/28	485,000	419,357
3.300%, 01/30/32	460,000	376,325
4.450%, 04/03/26	478,000	456,381
6.500%, 07/15/25	208,000	209,029
Air Lease Corp. 2.875%, 01/15/26	600,000	555,022
3.250%, 03/01/25	484,000	460,777
3.250%, 10/01/29	1,065,000	921,254
3.375%, 07/01/25	1,266,000	1,199,880
Aviation Capital Group LLC 5.500%, 12/15/24 (144A)	698,000	683,230
Avolon Holdings Funding, Ltd. 2.125%, 02/21/26 (144A)	445,000	395,502
2.528%, 11/18/27 (144A)	5,211,000	4,393,382
2.875%, 02/15/25 (144A)	1,839,000	1,710,206
4.250%, 04/15/26 (144A)	885,000	824,480
4.375%, 05/01/26 (144A)	540,000	504,561
5.250%, 05/15/24 (144A)	805,000	790,891
5.500%, 01/15/26 (144A)	1,140,000	1,104,549
Blackstone Secured Lending Fund 3.650%, 07/14/23	610,000	609,322
BOC Aviation, Ltd. 3.500%, 10/10/24 (144A)	385,000	372,378
Brookfield Finance, Inc. 3.900%, 01/25/28	358,000	331,456
4.700%, 09/20/47	84,000	70,225
4.850%, 03/29/29	485,000	465,272

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Capital One Financial Corp. 1.878%, SOFR + 0.855%, 11/02/27 (a)	324,000	$277,548
2.618%, SOFR + 1.265%, 11/02/32 (a)	735,000	566,194
4.200%, 10/29/25	200,000	191,181
4.985%, SOFR + 2.160%, 07/24/26 (a)	540,000	523,395
6.312%, SOFR + 2.640%, 06/08/29 (a)	570,000	566,160
LSEGA Financing plc 2.000%, 04/06/28 (144A)	1,445,000	1,238,491
Nasdaq, Inc. 5.550%, 02/15/34	300,000	301,180
Nomura Holdings, Inc. 2.648%, 01/16/25	845,000	799,953
2.679%, 07/16/30	540,000	441,830
Park Aerospace Holdings, Ltd. 5.500%, 02/15/24 (144A)	96,000	94,907

		23,295,371

Electric—2.6%
AEP Transmission Co. LLC 3.150%, 09/15/49	225,000	160,047
Alexander Funding Trust 1.841%, 11/15/23 (144A)	800,000	782,459
Baltimore Gas & Electric Co. 5.200%, 06/15/33	1,510,000	1,476,557
Berkshire Hathaway Energy Co. 6.125%, 04/01/36	325,000	339,095
CenterPoint Energy, Inc. 1.450%, 06/01/26	699,000	624,662
Cleveland Electric Illuminating Co. (The) 4.550%, 11/15/30 (144A)	250,000	236,100
Constellation Energy Generation LLC 5.750%, 10/01/41	260,000	253,999
5.800%, 03/01/33	790,000	808,670
6.250%, 10/01/39	160,000	165,940
Consumers Energy Co. 4.350%, 08/31/64	191,000	155,016
Delmarva Power & Light Co. 4.150%, 05/15/45	500,000	415,535
Dominion Energy, Inc. 2.850%, 08/15/26	183,000	169,079
DTE Electric Co. 5.700%, 10/01/37	300,000	300,061
Duke Energy Indiana LLC 3.750%, 05/15/46	350,000	271,487
Duke Energy Progress LLC 2.900%, 08/15/51	470,000	313,802
4.100%, 03/15/43	200,000	167,689
4.375%, 03/30/44	247,000	214,037
5.700%, 04/01/35	360,000	356,591
Duquesne Light Holdings, Inc. 2.532%, 10/01/30 (144A)	450,000	359,610
2.775%, 01/07/32 (144A)	280,000	218,338
3.616%, 08/01/27 (144A)	1,050,000	942,394
Edison International 3.550%, 11/15/24	1,180,000	1,140,372

Electric—(Continued)
Emera U.S. Finance L.P. 4.750%, 06/15/46	500,000	405,601
Enel Finance International NV 3.500%, 04/06/28 (144A)	465,000	425,460
Entergy Arkansas LLC 2.650%, 06/15/51	285,000	177,382
Entergy Corp. 2.950%, 09/01/26	194,000	179,150
Entergy Louisiana LLC 2.400%, 10/01/26	414,000	378,956
2.900%, 03/15/51	390,000	257,140
3.050%, 06/01/31	195,000	169,049
Evergy Metro, Inc. 5.300%, 10/01/41	315,000	306,247
Fells Point Funding Trust 3.046%, 01/31/27 (144A)	1,895,000	1,742,052
Florida Power & Light Co. 5.625%, 04/01/34	1,250,000	1,314,124
Fortis, Inc. 3.055%, 10/04/26	929,000	855,874
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	330,000	283,725
Jersey Central Power & Light Co. 6.150%, 06/01/37	200,000	206,777
Massachusetts Electric Co. 4.004%, 08/15/46 (144A)	402,000	304,014
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	340,000	321,415
Nevada Power Co. 5.375%, 09/15/40	223,000	213,143
6.650%, 04/01/36	360,000	388,277
New England Power Co. 3.800%, 12/05/47 (144A)	280,000	219,665
New York State Electric & Gas Corp. 3.250%, 12/01/26 (144A)	434,000	404,575
Niagara Mohawk Power Corp. 1.960%, 06/27/30 (144A)	700,000	559,324
3.508%, 10/01/24 (144A)	305,000	293,672
Northern States Power Co. 6.500%, 03/01/28	628,000	655,003
NRG Energy, Inc. 2.000%, 12/02/25 (144A)	560,000	502,357
2.450%, 12/02/27 (144A)	625,000	526,693
Ohio Power Co. 2.900%, 10/01/51	635,000	421,434
Oncor Electric Delivery Co. LLC 3.100%, 09/15/49	670,000	473,129
Pacific Gas and Electric Co. 2.950%, 03/01/26	1,905,000	1,744,998
3.450%, 07/01/25	600,000	566,502
3.750%, 08/15/42	245,000	169,338
4.300%, 03/15/45	420,000	299,662
6.400%, 06/15/33	615,000	611,634
PacifiCorp 5.500%, 05/15/54	45,000	42,219

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Pennsylvania Electric Co. 3.250%, 03/15/28 (144A)	113,000	$102,377
PG&E Recovery Funding LLC 5.536%, 07/15/47	630,000	656,893
PG&E Wildfire Recovery Funding LLC 4.263%, 06/01/36	465,000	442,337
5.099%, 06/01/52	675,000	682,740
5.212%, 12/01/47	360,000	359,080
Progress Energy, Inc. 7.000%, 10/30/31	200,000	219,194
Public Service Co. of Oklahoma 6.625%, 11/15/37	600,000	638,547
Puget Energy, Inc. 2.379%, 06/15/28	853,000	735,652
San Diego Gas & Electric Co. 2.950%, 08/15/51	635,000	429,650
SCE Recovery Funding LLC 4.697%, 06/15/42	650,000	632,459
Sigeco Securitization I LLC 5.026%, 11/15/36	616,000	615,093
Southern California Edison Co. 3.650%, 03/01/28	500,000	466,434
5.550%, 01/15/36	500,000	495,275
5.875%, 12/01/53	713,000	727,164
Southern Power Co. 5.150%, 09/15/41	400,000	373,782
Southwestern Public Service Co. 4.500%, 08/15/41	250,000	217,597
Tampa Electric Co. 4.450%, 06/15/49	500,000	423,739
Toledo Edison Co. (The) 6.150%, 05/15/37	400,000	416,355
Virginia Electric & Power Co. 4.450%, 02/15/44	126,000	107,948
6.000%, 05/15/37	685,000	712,677

		34,745,124

Electronics—0.0%
Arrow Electronics, Inc. 3.875%, 01/12/28	376,000	346,861

Engineering & Construction—0.0%
Mexico City Airport Trust 5.500%, 07/31/47 (144A)	200,000	174,809

Food—0.5%
Bimbo Bakeries USA, Inc. 4.000%, 05/17/51 (144A)	695,000	557,889
Campbell Soup Co. 3.125%, 04/24/50	287,000	197,168
Conagra Brands, Inc. 5.300%, 11/01/38	205,000	196,978
Kellogg Co. 5.250%, 03/01/33	747,000	750,285

Food—(Continued)
Kraft Heinz Foods Co. 4.375%, 06/01/46	460,000	390,933
4.625%, 10/01/39	600,000	542,149
Kroger Co. (The) 8.000%, 09/15/29	610,000	692,314
McCormick and Co., Inc. 2.500%, 04/15/30	1,239,000	1,048,073
Smithfield Foods, Inc. 3.000%, 10/15/30 (144A)	1,160,000	909,505
5.200%, 04/01/29 (144A)	1,100,000	1,013,668

		6,298,962

Gas—0.4%
APA Infrastructure, Ltd.
4.200%, 03/23/25 (144A)	700,000	678,523
4.250%, 07/15/27 (144A)	687,000	654,451
Atmos Energy Corp. 4.150%, 01/15/43	460,000	396,668
Brooklyn Union Gas Co. (The) 4.273%, 03/15/48 (144A)	500,000	382,052
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	345,000	313,260
NiSource, Inc.
1.700%, 02/15/31	570,000	445,666
2.950%, 09/01/29	465,000	407,168
Southern California Gas Co. 2.550%, 02/01/30	829,000	712,635
Southern Co. Gas Capital Corp.
3.950%, 10/01/46	212,000	163,554
4.400%, 06/01/43	375,000	309,919
6.000%, 10/01/34	1,000,000	989,968
Southwest Gas Corp. 3.800%, 09/29/46	332,000	240,612

		5,694,476

Healthcare-Products—0.1%
Thermo Fisher Scientific, Inc. 2.000%, 10/15/31 (d)	1,065,000	868,866

Healthcare-Services—1.0%
Aetna, Inc. 6.625%, 06/15/36	297,000	326,320
Bon Secours Mercy Health, Inc. 3.205%, 06/01/50	625,000	435,861
Children’s Hospital Corp. (The)
2.585%, 02/01/50	430,000	275,520
2.928%, 07/15/50	540,000	351,190
CommonSpirit Health
1.547%, 10/01/25	435,000	395,549
2.782%, 10/01/30	430,000	361,489
3.910%, 10/01/50	425,000	328,365
Cottage Health Obligated Group 3.304%, 11/01/49	500,000	370,053
Elevance Health, Inc.
4.101%, 03/01/28	460,000	441,536
4.650%, 08/15/44	324,000	290,929

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Hackensack Meridian Health, Inc.
2.675%, 09/01/41	1,180,000	$840,544
2.875%, 09/01/50	700,000	469,787
Hartford HealthCare Corp. 3.447%, 07/01/54	1,100,000	771,822
HCA, Inc.
3.500%, 07/15/51	397,000	274,662
5.125%, 06/15/39	565,000	524,140
5.250%, 06/15/26	1,540,000	1,523,168
5.500%, 06/15/47	445,000	419,141
Memorial Health Services 3.447%, 11/01/49	995,000	729,815
MidMichigan Health
3.409%, 06/01/50	245,000	175,074
MultiCare Health System 2.803%, 08/15/50	365,000	221,573
Nationwide Children’s Hospital, Inc. 4.556%, 11/01/52	181,000	167,379
NYU Langone Hospitals 3.380%, 07/01/55	410,000	292,440
Piedmont Healthcare, Inc. 2.864%, 01/01/52	620,000	399,703
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	210,000	191,815
Quest Diagnostics, Inc. 3.450%, 06/01/26	140,000	133,369
Texas Health Resources
2.328%, 11/15/50	340,000	198,978
4.330%, 11/15/55	250,000	219,152
UnitedHealth Group, Inc.
3.250%, 05/15/51	900,000	671,315
4.625%, 07/15/35	320,000	312,855
5.875%, 02/15/53	405,000	449,845
Yale-New Haven Health Services Corp. 2.496%, 07/01/50	580,000	351,007

		12,914,396

Insurance—0.8%
AIA Group, Ltd.
3.600%, 04/09/29 (144A)	495,000	458,151
3.900%, 04/06/28 (144A)	415,000	396,553
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	500,000	534,443
Assurant, Inc. 4.200%, 09/27/23	101,000	100,303
Athene Global Funding
1.450%, 01/08/26 (144A)	420,000	368,374
2.500%, 01/14/25 (144A)	115,000	107,422
2.750%, 06/25/24 (144A)	890,000	855,954
2.950%, 11/12/26 (144A)	2,125,000	1,883,245
Berkshire Hathaway Finance Corp.
3.850%, 03/15/52	620,000	512,531
4.300%, 05/15/43	831,000	757,861
Corebridge Financial, Inc. 3.850%, 04/05/29	390,000	350,733

Insurance—(Continued)
F&G Global Funding 1.750%, 06/30/26 (144A)	585,000	517,812
Guardian Life Insurance Co. of America (The) 4.850%, 01/24/77 (144A) †	156,000	129,782
Hanover Insurance Group, Inc. (The) 2.500%, 09/01/30	380,000	298,709
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	400,000	325,914
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	800,000	817,608
Massachusetts Mutual Life Insurance Co. 7.625%, 11/15/23 (144A)	262,000	262,579
New York Life Global Funding 3.000%, 01/10/28 (144A)	485,000	447,342
New York Life Insurance Co. 4.450%, 05/15/69 (144A)	625,000	520,699
Northwestern Mutual Global Funding 1.700%, 06/01/28 (144A) (d)	620,000	529,102
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) † (a)	200,000	152,213

		10,327,330

Internet—0.3%
Amazon.com, Inc. 3.950%, 04/13/52	1,270,000	1,106,910
eBay, Inc. 2.600%, 05/10/31	2,500,000	2,084,358
Meta Platforms, Inc. 5.600%, 05/15/53	835,000	857,555

		4,048,823

Iron/Steel—0.2%
Nucor Corp. 2.979%, 12/15/55	250,000	159,866
Reliance Steel & Aluminum Co. 1.300%, 08/15/25	1,810,000	1,652,349
Steel Dynamics, Inc. 1.650%, 10/15/27	630,000	535,145

		2,347,360

Machinery-Diversified—0.1%
Deere & Co. 8.100%, 05/15/30	400,000	480,256
Nvent Finance S.a.r.l. 4.550%, 04/15/28	562,000	525,703
Otis Worldwide Corp. 2.565%, 02/15/30	1,110,000	956,971

		1,962,930

Media—0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.500%, 03/01/42	775,000	518,396
3.700%, 04/01/51	840,000	530,778

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.800%, 03/01/50	935,000	$705,456
6.834%, 10/23/55	400,000	377,091
Comcast Corp.
2.887%, 11/01/51	1,131,000	758,286
2.937%, 11/01/56	663,000	431,761
2.987%, 11/01/63	42,000	26,611
3.900%, 03/01/38	591,000	513,487
4.200%, 08/15/34	556,000	517,921
4.250%, 01/15/33	1,880,000	1,785,935
COX Communications, Inc. 2.950%, 10/01/50 (144A)	630,000	395,974
Discovery Communications LLC 5.200%, 09/20/47 (d)	485,000	396,937
Grupo Televisa S.A.B. 6.125%, 01/31/46	200,000	198,120
Paramount Global
4.850%, 07/01/42	255,000	188,768
5.900%, 10/15/40	125,000	108,483
TCI Communications, Inc.
7.125%, 02/15/28	801,000	873,175
Time Warner Cable LLC 5.500%, 09/01/41	1,000,000	831,935

		9,159,114

Mining—0.2%
Barrick Gold Corp. 6.450%, 10/15/35	300,000	318,525
Glencore Funding LLC 2.500%, 09/01/30 (144A)	2,270,000	1,858,738

		2,177,263

Miscellaneous Manufacturing—0.0%
Parker-Hannifin Corp. 4.450%, 11/21/44	333,000	297,598

Oil & Gas—0.9%
Aker BP ASA 2.000%, 07/15/26 (144A)	262,000	235,299
BP Capital Markets America, Inc. 2.939%, 06/04/51	1,260,000	859,839
Coterra Energy, Inc. 3.900%, 05/15/27	710,000	669,220
Ecopetrol S.A. 4.125%, 01/16/25	433,000	415,937
EQT Corp. 3.900%, 10/01/27	200,000	184,904
Exxon Mobil Corp.
2.995%, 08/16/39	690,000	547,030
3.095%, 08/16/49	860,000	629,060
HF Sinclair Corp. 5.875%, 04/01/26	409,000	410,806
Jonah Energy LLC 7.800%, 11/10/37 (144A)	1,728,471	1,679,556

Oil & Gas—(Continued)
Marathon Petroleum Corp. 4.700%, 05/01/25	509,000	499,397
Phillips 66 Co.
3.150%, 12/15/29	330,000	287,919
3.550%, 10/01/26	100,000	93,801
4.900%, 10/01/46	560,000	494,854
Pioneer Natural Resources Co. 1.900%, 08/15/30	800,000	648,302
Saudi Arabian Oil Co. 1.625%, 11/24/25 (144A)	220,000	200,819
Suncor Energy, Inc.
5.950%, 12/01/34	668,000	669,485
7.875%, 06/15/26	544,000	573,542
TotalEnergies Capital International S.A.
2.986%, 06/29/41	900,000	685,145
3.127%, 05/29/50	870,000	631,803
3.461%, 07/12/49	660,000	511,586
Valero Energy Corp.
2.150%, 09/15/27	391,000	346,306
7.500%, 04/15/32	126,000	142,080

		11,416,690

Oil & Gas Services—0.0%
Halliburton Co.
4.750%, 08/01/43	215,000	188,202
4.850%, 11/15/35	270,000	254,245
6.750%, 02/01/27	200,000	204,515

		646,962

Packaging & Containers—0.1%
Graphic Packaging International LLC 1.512%, 04/15/26 (144A)	894,000	796,659
WRKCo, Inc. 3.750%, 03/15/25	300,000	288,588

		1,085,247

Pharmaceuticals—0.9%
AbbVie, Inc.
3.200%, 11/21/29	1,583,000	1,431,469
4.050%, 11/21/39	1,682,000	1,464,454
4.400%, 11/06/42	600,000	537,276
4.450%, 05/14/46	220,000	193,709
AstraZeneca plc
2.125%, 08/06/50	390,000	242,489
6.450%, 09/15/37	350,000	401,277
Becton Dickinson & Co. 3.794%, 05/20/50	103,000	81,374
Bristol-Myers Squibb Co.
4.125%, 06/15/39	527,000	480,488
4.550%, 02/20/48	427,000	398,211
Cigna Group (The) 4.800%, 07/15/46	156,000	143,114
CVS Health Corp.
4.300%, 03/25/28	179,000	172,631
5.050%, 03/25/48	2,065,000	1,903,399

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
CVS Pass-Through Trust
4.704%, 01/10/36 (144A)	623,414	$575,386
5.773%, 01/10/33 (144A)	580,719	558,720
8.353%, 07/10/31 (144A)	114,865	123,663
Mylan, Inc.
4.550%, 04/15/28	350,000	329,743
5.400%, 11/29/43	400,000	334,105
Pfizer Investment Enterprises Pte, Ltd. 5.300%, 05/19/53	1,265,000	1,315,197
Takeda Pharmaceutical Co., Ltd.
3.025%, 07/09/40	945,000	715,309
3.175%, 07/09/50	440,000	309,911
Viatris, Inc. 3.850%, 06/22/40	412,000	284,711
Zoetis, Inc. 2.000%, 05/15/30	590,000	492,328

		12,488,964

Pipelines—0.8%
ANR Pipeline Co. 7.375%, 02/15/24	226,000	226,416
Boardwalk Pipelines L.P. 3.400%, 02/15/31	630,000	541,159
Buckeye Partners L.P. 5.850%, 11/15/43	575,000	425,500
Cameron LNG LLC
3.701%, 01/15/39 (144A)	769,000	634,515
Enbridge, Inc. 5.700%, 03/08/33	680,000	689,337
Energy Transfer L.P.
3.900%, 07/15/26	117,000	111,190
4.150%, 09/15/29	443,000	407,710
4.950%, 05/15/28	290,000	280,576
4.950%, 01/15/43	394,000	326,696
5.300%, 04/01/44	200,000	173,206
5.500%, 06/01/27	167,000	166,095
6.000%, 06/15/48	270,000	256,042
6.100%, 02/15/42	500,000	472,626
Enterprise Products Operating LLC
4.950%, 10/15/54	179,000	162,464
5.100%, 02/15/45	200,000	190,938
Flex Intermediate Holdco LLC
3.363%, 06/30/31 (144A)	1,100,000	874,559
4.317%, 12/30/39 (144A)	425,000	306,931
Galaxy Pipeline Assets Bidco, Ltd. 2.940%, 09/30/40 (144A)	759,880	609,042
Gray Oak Pipeline LLC 2.600%, 10/15/25 (144A)	1,300,000	1,193,561
Kinder Morgan, Inc. 5.050%, 02/15/46	250,000	213,593
ONEOK Partners L.P. 6.650%, 10/01/36	950,000	975,023
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (d)	400,000	380,225
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	244,000	205,698

Pipelines—(Continued)
Targa Resources Corp. 4.200%, 02/01/33	290,000	256,690
TransCanada PipeLines, Ltd. 4.750%, 05/15/38	300,000	267,838

		10,347,630

Real Estate—0.1%
GAIF Bond Issuer Pty. Ltd. 3.400%, 09/30/26 (144A)	632,000	584,872
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	603,000	556,401

		1,141,273

Real Estate Investment Trusts—1.6%
Alexandria Real Estate Equities, Inc.
1.875%, 02/01/33 (d)	410,000	299,619
2.000%, 05/18/32	710,000	536,056
3.800%, 04/15/26	175,000	167,295
4.000%, 02/01/50	566,000	422,129
American Tower Corp.
1.500%, 01/31/28	965,000	809,583
1.875%, 10/15/30	845,000	666,740
2.100%, 06/15/30	470,000	379,537
2.950%, 01/15/51	255,000	160,802
3.100%, 06/15/50	390,000	254,490
3.375%, 10/15/26	287,000	267,812
3.700%, 10/15/49	665,000	476,613
Brixmor Operating Partnership L.P.
2.250%, 04/01/28	600,000	504,012
2.500%, 08/16/31	325,000	252,303
3.850%, 02/01/25	500,000	478,193
Corporate Office Properties L.P. 2.750%, 04/15/31	1,153,000	876,106
Equinix, Inc.
2.000%, 05/15/28	1,388,000	1,181,684
2.900%, 11/18/26	875,000	802,281
Essex Portfolio L.P. 2.650%, 03/15/32	565,000	454,386
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	387,000	350,659
Healthcare Realty Holdings L.P. 2.000%, 03/15/31 (d)	470,000	360,821
Healthpeak OP LLC 3.500%, 07/15/29	600,000	538,025
Life Storage L.P.
2.400%, 10/15/31	390,000	308,963
3.500%, 07/01/26	1,000,000	939,100
Mid-America Apartments L.P. 1.700%, 02/15/31	470,000	370,991
NNN REIT, Inc. 3.600%, 12/15/26	453,000	421,074
Physicians Realty L.P. 2.625%, 11/01/31	405,000	315,032
Prologis L.P. 2.250%, 04/15/30	200,000	169,513

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Public Storage
1.950%, 11/09/28	490,000	$420,113
2.250%, 11/09/31 (d)	411,000	335,655
Realty Income Corp. 3.000%, 01/15/27	200,000	184,405
Regency Centers L.P. 2.950%, 09/15/29	560,000	479,969
Sabra Health Care L.P. 3.200%, 12/01/31	660,000	492,336
Safehold GL Holdings LLC 2.800%, 06/15/31	2,220,000	1,721,920
Scentre Group Trust 1 / Scentre Group Trust 2 3.500%, 02/12/25 (144A)	720,000	690,710
Scentre Group Trust 2 4.750%, 5Y H15 + 4.379%, 09/24/80 (144A) (a)	635,000	568,484
SITE Centers Corp. 4.700%, 06/01/27	226,000	206,677
UDR, Inc.
2.100%, 08/01/32	470,000	356,796
2.950%, 09/01/26	233,000	212,922
3.000%, 08/15/31 (d)	95,000	80,355
3.200%, 01/15/30	625,000	551,965
Ventas Realty L.P.
3.500%, 02/01/25	197,000	188,653
3.850%, 04/01/27	369,000	345,349
Welltower OP LLC
3.100%, 01/15/30	445,000	385,332
6.500%, 03/15/41	225,000	231,658
WP Carey, Inc.
2.250%, 04/01/33	845,000	634,060
4.250%, 10/01/26	285,000	273,617

		21,124,795

Retail—0.4%
7-Eleven, Inc. 1.800%, 02/10/31 (144A)	400,000	316,367
2.500%, 02/10/41 (144A)	409,000	273,588
Alimentation Couche-Tard, Inc.
3.439%, 05/13/41 (144A)	780,000	562,019
3.625%, 05/13/51 (144A)	870,000	595,982
3.800%, 01/25/50 (144A)	625,000	453,184
AutoZone, Inc. 1.650%, 01/15/31	530,000	413,588
Home Depot, Inc. (The) 4.950%, 09/15/52 (d)	596,000	591,958
Lowe’s Cos., Inc.
1.700%, 10/15/30 (d)	1,085,000	869,409
2.625%, 04/01/31 (d)	700,000	591,069
McDonald’s Corp.
4.450%, 03/01/47	180,000	161,860
4.700%, 12/09/35	84,000	81,526
6.300%, 10/15/37	152,000	167,134
O’Reilly Automotive, Inc. 3.600%, 09/01/27 (d)	494,000	467,449

		5,545,133

Semiconductors—0.7%
Analog Devices, Inc. 2.800%, 10/01/41	722,000	536,179
Broadcom, Inc.
1.950%, 02/15/28 (144A) (d)	1,800,000	1,556,644
3.137%, 11/15/35 (144A)	1,685,000	1,292,471
3.187%, 11/15/36 (144A)	465,000	351,425
Intel Corp.
5.625%, 02/10/43	795,000	807,324
5.700%, 02/10/53	490,000	498,475
KLA Corp. 3.300%, 03/01/50	610,000	457,464
NXP B.V. / NXP Funding LLC / NXP USA, Inc.
2.500%, 05/11/31	1,085,000	884,280
3.250%, 05/11/41	1,115,000	811,529
QUALCOMM, Inc. 4.500%, 05/20/52	460,000	418,455
Texas Instruments, Inc. 5.050%, 05/18/63	681,000	682,350
TSMC Global, Ltd. 4.625%, 07/22/32 (144A) (d)	444,000	440,779
Xilinx, Inc. 2.375%, 06/01/30 (d)	700,000	604,282

		9,341,657

Software—0.6%
Activision Blizzard, Inc. 1.350%, 09/15/30	757,000	605,554
Fiserv, Inc.
3.200%, 07/01/26	305,000	286,201
4.400%, 07/01/49	295,000	249,267
Microsoft Corp.
2.921%, 03/17/52	272,000	202,359
3.041%, 03/17/62	149,000	108,650
Oracle Corp.
2.300%, 03/25/28	630,000	555,950
3.800%, 11/15/37	900,000	735,845
3.850%, 07/15/36	124,000	103,489
3.900%, 05/15/35	106,000	91,462
4.300%, 07/08/34	103,000	93,541
4.900%, 02/06/33	820,000	795,978
5.550%, 02/06/53	580,000	561,639
Roper Technologies, Inc. 1.400%, 09/15/27	1,050,000	905,188
VMware, Inc.
1.400%, 08/15/26	1,306,000	1,153,253
4.650%, 05/15/27	425,000	412,928
Workday, Inc. 3.500%, 04/01/27	852,000	807,567

		7,668,871

Telecommunications—0.7%
AT&T, Inc.
1.650%, 02/01/28	80,000	68,754
2.250%, 02/01/32	510,000	405,093
3.500%, 06/01/41	479,000	367,721

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
AT&T, Inc.
3.550%, 09/15/55	396,000	$277,226
3.650%, 06/01/51	2,795,000	2,051,865
Deutsche Telekom AG 3.625%, 01/21/50 (144A) (d)	276,000	209,229
NBN Co., Ltd. 2.625%, 05/05/31 (144A)	1,600,000	1,342,051
Rogers Communications, Inc. 4.550%, 03/15/52 (144A)	545,000	438,301
Sprint Capital Corp. 6.875%, 11/15/28	362,000	383,718
Sprint LLC 7.625%, 03/01/26	248,000	257,616
T-Mobile USA, Inc.
3.600%, 11/15/60	385,000	270,208
5.050%, 07/15/33	905,000	888,618
Verizon Communications, Inc.
2.100%, 03/22/28	507,000	445,386
2.355%, 03/15/32	109,000	87,667
2.650%, 11/20/40	779,000	541,869
4.125%, 03/16/27	113,000	109,716
Vodafone Group plc
5.625%, 02/10/53	275,000	269,590
6.150%, 02/27/37	500,000	523,346

		8,937,974

Transportation—0.2%
Burlington Northern Santa Fe LLC
3.550%, 02/15/50	233,000	184,837
7.950%, 08/15/30	1,185,000	1,376,937
Canadian Pacific Railway Co. 4.700%, 05/01/48	597,000	542,085
CSX Corp.
4.750%, 11/15/48	404,000	373,744
6.000%, 10/01/36	300,000	315,833
Norfolk Southern Corp.
3.942%, 11/01/47	219,000	176,929
Union Pacific Corp. 4.100%, 09/15/67	200,000	165,426

		3,135,791

Water—0.0%
American Water Capital Corp. 2.800%, 05/01/30	750,000	655,567

Total Corporate Bonds & Notes (Cost $421,245,778)		366,128,789

Asset-Backed Securities—12.1%

Asset-Backed - Automobile—3.3%
Carvana Auto Receivables Trust
3.040%, 04/15/25 (144A)	1,250,337	1,243,420
5.920%, 07/10/29 (144A)	1,805,000	1,766,338

Asset-Backed - Automobile—(Continued)
Credit Acceptance Auto Loan Trust
0.960%, 02/15/30 (144A)	1,636,859	1,604,334
8.450%, 02/15/33 (144A)	2,600,000	2,672,480
Credito Real USA Auto Receivables Trust 1.350%, 02/16/27 (144A)	213,892	211,030
Drive Auto Receivables Trust
1.020%, 06/15/27	515,233	507,983
1.450%, 01/16/29	1,600,000	1,504,999
3.180%, 10/15/26	679,737	675,150
DT Auto Owner Trust
1.100%, 02/16/27 (144A)	1,432,000	1,385,168
4.220%, 01/15/27 (144A)	3,290,000	3,212,571
5.790%, 02/15/29 (144A)	2,391,000	2,357,586
Exeter Automobile Receivables Trust
5.980%, 12/15/28	2,800,000	2,747,024
6.210%, 06/15/28	1,600,000	1,594,694
Flagship Credit Auto Trust
1.960%, 12/15/27 (144A)	3,650,000	3,328,739
2.180%, 02/16/27 (144A)	650,000	602,525
GLS Auto Receivables Issuer Trust
1.200%, 01/15/27 (144A)	350,985	346,777
1.420%, 04/15/27 (144A)	2,250,000	2,087,294
1.480%, 07/15/27 (144A)	4,400,000	4,019,068
1.680%, 01/15/27 (144A)	1,200,000	1,130,667
LP LMS Asset Securitization Trust 3.228%, 10/15/28	150,759	150,232
OneMain Direct Auto Receivables Trust 7.070%, 02/14/33 (144A)	1,838,000	1,837,227
Santander Drive Auto Receivables Trust 4.140%, 02/16/27	3,706,000	3,654,550
Sonoran Auto Receivables Trust
4.750%, 07/15/24	469,820	460,142
4.750%, 06/15/25	618,077	611,896
U.S. Auto Funding LLC 1.490%, 03/17/25 (144A)	1,507,980	1,488,766
Westlake Automobile Receivables Trust 5.740%, 08/15/28 (144A)	2,105,000	2,077,231

		43,277,891

Asset-Backed - Credit Card—0.1%
Consumer Receivables Asset Investment Trust
8.736%, 3M TSFR + 3.750%, 12/15/24 (144A) (a)	571,832	573,436
Continental Finance Credit Card ABS Master Trust 2.240%, 12/15/28 (144A)	1,500,000	1,436,530

		2,009,966

Asset-Backed - Other—8.7%
Accelerated Assets LLC 1.900%, 10/20/40 (144A)	1,100,921	986,989
American Homes 4 Rent Trust
3.467%, 04/17/52 (144A)	1,056,564	1,010,641
3.678%, 12/17/36 (144A)	84,040	81,092
4.201%, 12/17/36 (144A)	400,000	387,896
4.290%, 10/17/36 (144A)	300,000	292,113
4.596%, 12/17/36 (144A)	250,000	243,174

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
American Homes 4 Rent Trust
5.036%, 10/17/52 (144A)	1,900,000	$1,849,438
5.639%, 04/17/52 (144A)	500,000	488,809
6.231%, 10/17/36 (144A)	650,000	641,545
6.418%, 12/17/36 (144A)	300,000	296,271
AMSR Trust
1.355%, 11/17/37 (144A)	2,300,000	2,076,296
2.327%, 10/17/38 (144A)	1,694,000	1,442,699
4.387%, 03/17/39 (144A)	3,000,000	2,706,269
Bridge Trust 4.450%, 11/17/37 (144A)	2,257,000	2,107,137
Business Jet Securities LLC
2.162%, 04/15/36 (144A)	952,249	873,216
2.918%, 04/15/36 (144A)	1,937,766	1,715,679
2.981%, 11/15/35 (144A)	567,920	536,564
BXG Receivables Note Trust 6.310%, 11/15/38 (144A)	2,329,000	2,279,029
Camillo 5.000%, 12/05/23	2,763,640	2,684,876
Cars Net Lease Mortgage Notes 3.100%, 12/15/50 (144A)	592,500	502,029
CFIN Issuer LLC 3.250%, 02/16/26 (144A)	3,000,000	2,797,500
COOF Securitization Trust, Ltd. 2.902%, 06/25/40 (144A) (a) (c)	310,921	16,232
CoreVest American Finance Trust
2.705%, 10/15/52 (144A)	984,020	927,407
3.880%, 03/15/52 (144A)	2,470,000	2,428,344
Crossroads Asset Trust 1.440%, 01/20/26 (144A)	1,650,000	1,610,332
DataBank Issuer 2.060%, 02/27/51 (144A)	1,950,000	1,708,631
Diversified ABS Phase III LLC 4.875%, 04/28/39 (144A)	3,638,846	3,232,387
Diversified ABS Phase VI LLC 7.500%, 11/28/39	1,734,302	1,689,384
FirstKey Homes Trust
2.668%, 10/19/37 (144A)	3,700,000	3,350,860
5.197%, 05/17/39 (144A)	1,320,000	1,233,060
FMC GMSR Issuer Trust
3.620%, 07/25/26 (144A) (a)	3,300,000	2,681,137
3.690%, 02/25/24	5,000,000	4,740,000
3.850%, 10/25/26 (144A) (a)	2,680,000	2,185,007
4.450%, 01/25/26 (144A) (a)	3,100,000	2,658,736
Foundation Finance Trust 3.860%, 11/15/34 (144A)	231,892	227,922
Gold Key Resorts LLC 3.220%, 03/17/31 (144A)	10,785	10,683
Goodgreen Trust
2.760%, 04/15/55 (144A)	1,004,139	831,015
3.260%, 10/15/53 (144A)	1,123,529	987,066
3.740%, 10/15/52 (144A)	232,292	204,226
5.000%, 10/20/51 (f) (g)	1,082,590	1,044,699
5.900%, 01/17/61	2,003,820	1,903,629
HERO Funding Trust
3.080%, 09/20/42 (144A)	199,958	174,590

Asset-Backed - Other—(Continued)
HERO Funding Trust
3.950%, 09/20/48 (144A)	764,987	670,019
4.460%, 09/20/47 (144A)	619,974	558,107
Hilton Grand Vacations Trust 2.660%, 12/26/28 (144A)	129,186	127,525
Jonah Energy Abs I LLC 7.200%, 12/10/37 (144A)	1,389,258	1,361,460
KGS-Alpha SBA COOF Trust
0.504%, 05/25/39 (144A) (a) (c)	1,314,772	15,939
0.821%, 08/25/38 (144A) (a) (c)	966,882	17,528
1.706%, 03/25/39 (144A) (a) (c)	979,114	33,179
2.893%, 04/25/40 (144A) (a) (c)	247,896	14,952
Lendmark Funding Trust
5.600%, 05/20/33 (144A)	2,055,000	1,976,045
6.160%, 05/20/33 (144A)	1,065,000	1,017,570
LFT CRE, Ltd. 7.143%, 1M LIBOR + 1.950%, 06/15/39 (144A) (a)	3,280,000	2,968,439
NRZ Excess Spread-Collateralized Notes
3.104%, 07/25/26 (144A)	3,283,531	2,923,011
3.228%, 05/25/26 (144A)	1,723,081	1,551,305
3.474%, 11/25/26 (144A)	2,221,470	1,998,890
3.844%, 12/25/25 (144A)	1,334,497	1,238,904
Oportun Funding LLC 1.210%, 03/08/28 (144A)	774,453	737,931
Oportun Issuance Trust 5.050%, 06/09/31 (144A)	3,600,000	3,487,550
Pagaya AI Debt Selection Trust 1.180%, 11/15/27 (144A)	155,647	155,307
PNMAC GMSR Issuer Trust 9.317%, SOFR30A + 4.250%, 05/25/27 (144A) (a)	2,650,000	2,648,340
PRET LLC 2.487%, 10/25/51 (144A) (a)	4,260,132	3,856,124
Progress Residential Trust
2.409%, 05/17/38 (144A)	1,960,000	1,692,422
2.425%, 07/17/38 (144A)	2,535,000	2,184,886
3.930%, 02/17/41 (144A)	3,150,000	2,684,881
5.200%, 04/17/39 (144A)	2,435,000	2,224,287
Regional Management Issuance Trust 3.040%, 03/17/31 (144A)	3,409,000	2,935,251
Renew Financial Group LLC 3.670%, 09/20/52 (144A)	297,503	258,123
Sierra Timeshare Receivables Funding LLC 1.330%, 07/20/37 (144A)	563,977	522,289
SOL S.p.A. 4.160%, 02/09/30	444,996	433,245
Upstart Securitization Trust 1.890%, 03/20/31 (144A)	349,186	346,263
VM Debt Trust 7.460%, 07/18/27	3,999,346	3,980,949
VOLT C LLC 1.992%, 05/25/51 (144A) (h)	1,064,797	969,390
VOLT CI LLC 1.992%, 05/25/51 (144A) (h)	1,404,296	1,278,469
VOLT XCII LLC 1.893%, 02/27/51 (144A) (h)	887,038	801,087

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
VOLT XCIII LLC 1.893%, 02/27/51 (144A) (h)	2,873,428	$2,597,489
VOLT XCIV LLC 2.240%, 02/27/51 (144A) (h)	2,180,407	2,003,562
VOLT XCV LLC 2.240%, 03/27/51 (144A) (h)	726,697	675,043
VOLT XCVII LLC 2.240%, 04/25/51 (144A) (h)	1,882,366	1,714,435
VSE VOI Mortgage LLC 3.560%, 02/20/36 (144A)	312,342	301,579

		114,806,384

Asset-Backed - Student Loan—0.0%
Academic Loan Funding Trust 5.950%, 1M LIBOR + 0.800%, 12/26/44 (144A) (a)	453,587	436,281

Total Asset-Backed Securities (Cost $171,952,118)		160,530,522

Mortgage-Backed Securities—4.2%

Collateralized Mortgage Obligations—1.9%
Ajax Mortgage Loan Trust 2.239%, 06/25/66 (144A) (h)	1,882,792	1,767,426
Global Mortgage Securitization, Ltd. 5.470%, 1M LIBOR + 0.320%, 11/25/32 (144A) (a)	95,230	91,599
HarborView Mortgage Loan Trust 4.186%, 05/19/34 (a)	289,539	277,580
Impac CMB Trust 5.890%, 1M LIBOR + 0.740%, 11/25/34 (a)	573,906	560,013
JPMorgan Mortgage Trust 5.051%, 08/25/34 (a)	42,469	42,482
LHOME Mortgage Trust 2.090%, 02/25/26 (144A) (a)	822,113	810,140
Merrill Lynch Mortgage Investors Trust
5.610%, 1M LIBOR + 0.460%, 04/25/29 (a)	104,498	96,240
5.650%, 1M LIBOR + 0.500%, 05/25/29 (a)	196,464	188,503
5.770%, 1M LIBOR + 0.620%, 10/25/28 (a)	124,564	115,314
5.790%, 1M LIBOR + 0.640%, 10/25/28 (a)	166,014	155,021
6.184%, 6M LIBOR + 0.680%, 01/25/29 (a)	163,524	158,064
Preston Ridge Partners Mortgage LLC
1.867%, 04/25/26 (144A) (h)	1,139,027	1,061,671
2.115%, 01/25/26 (144A) (a)	1,952,305	1,819,251
Seasoned Credit Risk Transfer Trust
3.250%, 11/25/61	2,406,465	2,096,889
3.500%, 07/25/58	2,938,551	2,616,271
3.500%, 10/25/58	1,314,759	1,094,231
4.000%, 11/25/57	2,517,490	2,361,464
Sequoia Mortgage Trust
5.757%, 1M LIBOR + 0.600%, 12/20/34 (a)	363,800	325,763
5.786%, 1M LIBOR + 0.640%, 01/20/34 (a)	187,517	175,869
5.817%, 1M LIBOR + 0.660%, 07/20/33 (a)	267,076	245,313
5.837%, 1M LIBOR + 0.680%, 10/20/34 (a)	398,345	351,313
5.917%, 1M LIBOR + 0.760%, 04/20/33 (a)	192,390	174,467

Collateralized Mortgage Obligations—(Continued)
Structured Asset Mortgage Investments Trust 6.046%, 1M LIBOR + 0.900%, 05/19/33 (a)	305,809	286,842
Structured Asset Mortgage Investments Trust II
5.846%, 1M LIBOR + 0.700%, 01/19/34 (a)	450,214	424,678
5.846%, 1M LIBOR + 0.700%, 03/19/34 (a)	383,920	349,593
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 4.833%, 11/25/33 (a)	97,813	96,230
Thornburg Mortgage Securities Trust
3.749%, 12/25/44 (a)	259,400	241,480
3.838%, 04/25/45 (a)	476,459	449,881
5.790%, 1M LIBOR + 0.640%, 09/25/43 (a)	203,484	191,433
Towd Point Mortgage Trust 2.918%, 11/30/60 (144A) (a)	4,391,982	3,588,200
VM Master Issuer LLC 5.163%, 05/24/25 (144A) (a)	2,900,000	2,933,610

		25,146,831

Commercial Mortgage-Backed Securities—2.3%
BAMLL Commercial Mortgage Securities Trust 4.354%, 08/15/46 (144A) (a)	1,200,000	813,391
BB-UBS Trust 3.430%, 11/05/36 (144A)	2,950,000	2,758,605
Citigroup Commercial Mortgage Trust 2.717%, 02/15/53	4,330,000	3,642,176
Commercial Mortgage Trust
0.284%, 07/10/45 (144A) (a) (c)	58,848,373	204,322
2.896%, 02/10/37 (144A)	3,050,000	2,852,256
3.942%, 04/10/33 (144A) (a)	1,450,000	1,301,405
Credit Suisse Mortgage Capital Certificates 4.373%, 09/15/37 (144A)	1,000,000	722,691
Independence Plaza Trust 3.763%, 07/10/35 (144A)	2,935,000	2,739,906
Ladder Capital Commercial Mortgage Trust 3.985%, 02/15/36 (144A)	768,000	676,681
MRCD Mortgage Trust 2.718%, 12/15/36 (144A)	1,997,000	1,756,913
RBS Commercial Funding, Inc. Trust 3.260%, 03/11/31 (144A)	531,000	492,977
RR Trust Zero Coupon, 04/26/48 (144A) (b)	8,830,000	7,766,812
SLG Office Trust 2.585%, 07/15/41 (144A)	3,090,000	2,476,462
Wells Fargo Commercial Mortgage Trust 6.343%, 1M LIBOR + 1.150%, 02/15/40 (144A) (a)	1,545,337	1,452,655
WF-RBS Commercial Mortgage Trust 4.197%, 03/15/45 (144A) (a)	300,000	209,401

		29,866,653

Total Mortgage-Backed Securities (Cost $59,708,031)		55,013,484

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Foreign Government—0.5%

Security Description	Principal Amount*	Value

Sovereign—0.5%
Chile Government International Bond 2.550%, 01/27/32 (d)	394,000	$336,381
Israel Government AID Bond Zero Coupon, 08/15/25	2,500,000	2,226,127
Mexico Government International Bonds
2.659%, 05/24/31	848,000	704,946
3.500%, 02/12/34 (d)	577,000	483,278
3.771%, 05/24/61	625,000	424,169
4.125%, 01/21/26	189,000	185,381
4.350%, 01/15/47 (d)	228,000	181,880
4.600%, 01/23/46	959,000	795,619
4.600%, 02/10/48	200,000	163,987
5.750%, 10/12/10	500,000	445,459
Panama Government International Bond 4.500%, 04/16/50	350,000	270,631
Saudi Government International Bond 2.250%, 02/02/33 (144A)	490,000	394,323

Total Foreign Government (Cost $7,864,510)		6,612,181

Municipals—0.1%
Texas Natural Gas Securitization Finance Corp. 5.169%, 04/01/41 (Cost $720,000)	720,000	740,995

Short-Term Investment—1.0%

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $13,565,434; collateralized by U.S. Treasury Note at 4.125%, maturing 06/15/26, with a market value of $13,834,181.	13,562,834	13,562,834

Total Short-Term Investments (Cost $13,562,834)		13,562,834

Securities Lending Reinvestments (i)—0.5%

Repurchase Agreements—0.2%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $863,750; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $880,655.	863,387	863,387
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $200,085; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $204,512.	200,000	200,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $1,001,005; collateralized by various Common Stock with an aggregate market value of $1,113,737.	1,000,000	1,000,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $250,107; collateralized by various Common Stock with an aggregate market value of $275,118.	250,000	250,000

		2,313,387

Mutual Funds—0.3%
Allspring Government Money Market Fund, Select Class 5.020% (j)	800,000	800,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (j)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (j)	1,200,000	1,200,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (j)	500,000	500,000

		3,500,000

Total Securities Lending Reinvestments (Cost $5,813,387)		5,813,387

Total Investments—100.3% (Cost $1,476,913,080)		1,327,891,694
Other assets and liabilities (net)—(0.3)%		(3,632,147)

Net Assets—100.0%		$1,324,259,547

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $799,822, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Principal only security.
(c)	Interest only security.
(d)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $6,583,587 and the collateral received consisted of cash in the amount of $5,813,387 and non-cash collateral with a value of $925,487. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

(e)	Principal amount of security is adjusted for inflation.
(f)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent 0.1% of net assets.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(i)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(j)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $272,311,857, which is 20.6% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Commonwealth Bank of Australia, 3.305%, 03/11/41	09/27/21	$355,000	$369,157	$247,613
Credit Agricole S.A., 2.811%, 01/11/41	01/05/21	410,000	410,000	270,214
Guardian Life Insurance Co. of America (The), 4.850%, 01/24/77	01/17/17	156,000	154,526	129,782
Pacific Life Insurance Co., 4.300%, 10/24/67	10/17/17	200,000	199,838	152,213

				$799,822

Glossary of Abbreviations

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$719,489,502	$—	$719,489,502
Total Corporate Bonds & Notes*	—	366,128,789	—	366,128,789
Asset-Backed Securities
Asset-Backed—Automobile	—	43,277,891	—	43,277,891
Asset-Backed—Credit Card	—	2,009,966	—	2,009,966
Asset-Backed—Other	—	113,761,685	1,044,699	114,806,384
Asset-Backed—Student Loan	—	436,281	—	436,281
Total Asset-Backed Securities	—	159,485,823	1,044,699	160,530,522
Total Mortgage-Backed Securities*	—	55,013,484	—	55,013,484
Total Foreign Government*	—	6,612,181	—	6,612,181
Total Municipals*	—	740,995	—	740,995
Total Short-Term Investment*	—	13,562,834	—	13,562,834

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Repurchase Agreements	$—	$2,313,387	$—	$2,313,387
Mutual Funds	3,500,000	—	—	3,500,000
Total Securities Lending Reinvestments	3,500,000	2,313,387	—	5,813,387
Total Investments	$3,500,000	$1,323,346,995	$1,044,699	$1,327,891,694

Collateral for Securities Loaned (Liability)	$—	$(5,813,387)	$—	$(5,813,387)

*	See Schedule of Investments for additional detailed categorizations.

During the six months ended June 30, 2023, transfers out of Level 3 in the amount of $11,105,447 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be a significant observable input.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2022	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Sales	Transfer out	Balance as of June 30, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2023
Corporate Bonds
Oil & Gas	$1,765,145	$—	$—	$—	$(1,765,145)	$—	$—
Asset-Backed Securities
Asset-Backed — Other	14,577,427	(274)	41,858	(4,234,010)	(9,340,302)	1,044,699	41,858
Total	$16,342,572	$(274)	$41,858	$(4,234,010)	$(11,105,447)	$1,044,699	$41,858

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,327,891,694
Cash	630
Receivable for:
Investments sold	1,615,550
Fund shares sold	144,539
Principal paydowns	1,339,336
Interest	6,546,775
Prepaid expenses	10,995

Total Assets	1,337,549,519
Liabilities
Collateral for securities loaned	5,813,387
Payables for:
Investments purchased	6,425,341
Fund shares redeemed	158,974
Accrued Expenses:
Management fees	445,216
Distribution and service fees	88,544
Deferred trustees’ fees	164,939
Other expenses	193,571

Total Liabilities	13,289,972

Net Assets	$1,324,259,547

Net Assets Consist of:
Paid in surplus	$1,548,557,636
Distributable earnings (Accumulated losses)	(224,298,089)

Net Assets	$1,324,259,547

Net Assets
Class A	$889,535,679
Class B	434,723,868
Capital Shares Outstanding*
Class A	101,226,049
Class B	49,484,740
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.79
Class B	8.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,476,913,080.
(b)	Includes securities loaned at value of $6,583,587.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Interest	$23,189,912
Securities lending income	25,343

Total investment income	23,215,255
Expenses
Management fees	3,650,913
Administration fees	33,715
Custodian and accounting fees	85,236
Distribution and service fees—Class B	533,375
Audit and tax services	46,391
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	16,632
Insurance	6,539
Miscellaneous	8,241

Total expenses	4,420,324
Less management fee waiver	(929,323)

Net expenses	3,491,001

Net Investment Income	19,724,254

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(6,532,461)
Net change in unrealized appreciation on investments	21,949,892

Net realized and unrealized gain (loss)	15,417,431

Net Increase (Decrease) in Net Assets From Operations	$35,141,685

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$19,724,254	$35,139,446
Net realized gain (loss)	(6,532,461)	(18,526,184)
Net change in unrealized appreciation (depreciation)	21,949,892	(214,631,012)

Increase (decrease) in net assets from operations	35,141,685	(198,017,750)

From Distributions to Shareholders
Class A	(27,408,675)	(27,437,186)
Class B	(12,159,754)	(10,988,036)

Total distributions	(39,568,429)	(38,425,222)

Increase (decrease) in net assets from capital share transactions	10,939,763	(58,146,337)

Total increase (decrease) in net assets	6,513,019	(294,589,309)

Net Assets
Beginning of period	1,317,746,528	1,612,335,837

End of period	$1,324,259,547	$1,317,746,528

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	71,338	$647,605	9,402,920	$88,294,682
Reinvestments	3,128,844	27,408,675	3,045,193	27,437,186
Redemptions	(3,950,879)	(35,875,051)	(14,556,700)	(136,493,604)

Net increase (decrease)	(750,697)	$(7,818,771)	(2,108,587)	$(20,761,736)

Class B
Sales	2,642,695	$23,775,437	3,464,339	$31,632,671
Reinvestments	1,388,100	12,159,754	1,220,893	10,988,036
Redemptions	(1,897,180)	(17,176,657)	(8,511,141)	(80,005,308)

Net increase (decrease)	2,133,615	$18,758,534	(3,825,909)	$(37,384,601)

Increase (decrease) derived from capital shares transactions		$10,939,763		$(58,146,337)

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.83		$10.39	$10.78	$10.36	$10.02	$10.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.24	0.21	0.25	0.27	0.26
Net realized and unrealized gain (loss)	0.10		(1.54)	(0.33)	0.57	0.57	(0.24)

Total income (loss) from investment operations	0.24		(1.30)	(0.12)	0.82	0.84	0.02

Less Distributions
Distributions from net investment income	(0.28)		(0.26)	(0.27)	(0.40)	(0.50)	(0.30)

Total distributions	(0.28)		(0.26)	(0.27)	(0.40)	(0.50)	(0.30)

Net Asset Value, End of Period	$8.79		$8.83	$10.39	$10.78	$10.36	$10.02

Total Return (%) (b)	2.72	(c)	(12.58)	(1.24)	8.16	8.50	0.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (e)	0.45	(d)	0.44	0.44	0.44	0.44	0.44
Ratio of net investment income (loss) to average net assets (%)	3.05	(d)	2.55	2.01	2.36	2.67	2.62
Portfolio turnover rate (%)	10	(c)	55 (f)	53 (f)	46 (f)	30	24
Net assets, end of period (in millions)	$889.5		$900.4	$1,081.7	$1,057.3	$1,082.2	$1,771.1

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.81		$10.37	$10.76	$10.34	$10.00	$10.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13		0.21	0.18	0.22	0.25	0.24
Net realized and unrealized gain (loss)	0.11		(1.54)	(0.33)	0.58	0.56	(0.24)

Total income (loss) from investment operations	0.24		(1.33)	(0.15)	0.80	0.81	0.00

Less Distributions
Distributions from net investment income	(0.26)		(0.23)	(0.24)	(0.38)	(0.47)	(0.28)

Total distributions	(0.26)		(0.23)	(0.24)	(0.38)	(0.47)	(0.28)

Net Asset Value, End of Period	$8.79		$8.81	$10.37	$10.76	$10.34	$10.00

Total Return (%) (b)	2.68	(c)	(12.87)	(1.46)	7.89	8.21	0.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.83	0.83	0.83	0.83	0.83
Net ratio of expenses to average net assets (%) (e)	0.70	(d)	0.69	0.69	0.69	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	2.80	(d)	2.29	1.76	2.11	2.42	2.37
Portfolio turnover rate (%)	10	(c)	55 (f)	53 (f)	46 (f)	30	24
Net assets, end of period (in millions)	$434.7		$417.4	$530.7	$510.2	$449.7	$434.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 33%, 27% and 25% for the years ended December 31, 2022, 2021 and 2020, respectively.

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $13,562,834. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $2,313,387. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(3,468,925)	$—	$—	$—	$(3,468,925)
Foreign Government	(335,440)	—	—	—	(335,440)
U.S. Treasury & Government Agencies	(2,009,022)	—	—	—	(2,009,022)
Total Borrowings	$(5,813,387)	$—	$—	$—	$(5,813,387)
Gross amount of recognized liabilities for securities lending transactions					$(5,813,387)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$70,943,891	$64,455,105	$70,084,921	$81,822,885

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2023 were $3,650,913.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.140%	ALL

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,476,567,210

Gross unrealized appreciation	8,790,494
Gross unrealized (depreciation)	(157,466,010)

Net unrealized appreciation (depreciation)	$(148,675,516)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$38,425,222	$39,850,590	$—	$—	$38,425,222	$39,850,590

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$39,220,350	$—	$(176,381,378)	$(82,547,040)	$(219,708,068)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $8,358,020 and accumulated long-term capital losses of $74,189,020.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed By J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 5.63%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 6.99%.

MARKET ENVIRONMENT / CONDITIONS

Capital markets have been fairly robust during the first half of 2023 amidst a “slow-motion slowdown” of global economic growth. In particular, tight monetary policy and credit conditions have weighed on business and consumer spending and sentiment. In the U.S., the Federal Reserve (the “Fed”) has delivered an additional 0.75% of hikes in the first half of the year, bringing the upper bound of the policy target rate to 5.25%. This is an attempt to accelerate the decline in inflation, which has remained particularly sticky in the housing and service sectors. Although the Fed kept rates unchanged at its last June meeting, they delivered hawkish messaging that suggested the state of inflation and labor market resilience might still warrant further tightening.

The first effects of this hiking cycle were seen during the March regional banking crisis, where a higher rate environment created an asset-liability mismatch in select small bank balance sheets and an inability to meet their deposit obligations. The Fed acted swiftly to restore confidence in the banking sector and prevent contagion into the broader economy. Credit conditions remained suppressed, although equities and Treasuries rallied in the second quarter of 2023 once containment was achieved.

Risk assets have outperformed core bonds and cash year-to-date with global equities up 13.9% as per the MSCI AC World Index in U.S. Dollar terms and U.S. equities up 16.9% as per the S&P 500 Index. U.S. equity performance was almost entirely driven by valuation expansion from a small group of companies with outsized market capitalizations. Value stocks significantly underperformed growth stocks over the period as the artificial intelligence (AI) theme took hold. Dollar weakness has aided in international equities keeping up with the U.S., but relative valuations remain at historically low levels.

The first half of 2023 was a mixed period for fixed income markets. Following the regional banking crisis, front-end Treasury rates ended higher than they were at the start of the year as the Fed reaffirmed their intention to raise rates into restrictive territory. The 2-year Treasury yield ended at 4.87%, up 0.46% from year start. Longer-term Treasury yields fell as markets began to expect higher policy rates to weigh down on long-term growth prospects, as measured by the 10-year U.S. Treasury yield ending the period at 3.81% (down 0.07% from year start) and the 30-year U.S. Treasury at 3.85% (down 0.12% from year start). Overall, U.S. fixed income markets were up 2.09% in the first half of 2023 according to the Bloomberg U.S. Aggregate Index, outperforming global fixed income markets, which were up 1.43% according to the Bloomberg Global Aggregate Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s current long-term strategic asset allocation has exposure of 50% to global equities, 26% to investment-grade fixed income, 20% to convertible debt securities, and 4% to emerging market debt. The strategy seeks to generate consistent capital appreciation over time with better mitigation against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. Portfolio allocations are not only adjusted based on SEM but also on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the strategic asset allocation. These tactical asset allocation views aim to add additional returns within the Portfolio. As a final element to the Portfolio’s construction, an extended-duration exposure is achieved through a 10-year interest rate swap. This extended-duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM suggesting de-risking in U.S. equity, emerging markets equities, and global investment grade convertibles. By the end of the period, as volatility and negative momentum in markets subsided, SEM was no longer suggesting de-risking in any asset classes.

The Portfolio came into the year with 29% invested in equities and 42% in cash due to SEM and tactical views. By period-end that shifted to 49% and 1%, respectively, as a result of normalizing risk conditions. The Portfolio came into the year with 8% invested in fixed income and tactically added to fixed income and duration during the middle of the year, bringing exposure to around 30% by period end. Exposure to convertibles stayed steady at around 21% of the Portfolio.

The Portfolio underperformed the benchmark due to SEM, the duration overlay and asset allocation, detracting from performance by 1.05%, 0.15%, and 1.10%, respectively. Security selection contributed to performance by 29 basis points.

Derivatives may be used in the Portfolio to implement tactical decisions. Derivative usage is also permissible for purposes, such as hedging, cash management as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. During the period, the Portfolio utilized equity futures, Treasury futures, and foreign fixed income futures for hedging and investment purposes. The Portfolio also utilized interest rate swaps and currency forwards solely for hedging purposes. All derivatives acted as the Portfolio managers expected over the period.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed By J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

As of the end of the period, the Portfolio was approximately stock-bond neutral, with select regional over/underweights. The Portfolio was neutral U.S. equities and overweight United Kingdom and Japan equities.

Michael Feser

Jeffrey Geller

Grace Koo

Jonathan Cummings

Matthew Cummings

Portfolio Managers

J.P. Morgan Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
JPMorgan Global Active Allocation Portfolio
Class B	5.63	4.74	3.71	5.08
Dow Jones Moderate Portfolio Index	6.99	8.00	4.57	5.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Equity Sectors

% of Net Assets
Financials	10.9
Information Technology	8.4
Consumer Discretionary	5.1
Health Care	4.8
Industrials	4.6

Top Fixed Income Sectors

% of Net Assets
Convertible Bonds	18.9
U.S. Treasury	7.0
Agency Mortgage-Backed Securities	5.9
Corporate Bonds & Notes	5.5
Asset-Backed Securities	2.5

Top Equity Holdings

% of Net Assets
Microsoft Corp.	1.7
Amazon.com, Inc.	1.1
Bank of America Corp.	1.1
Apple, Inc.	1.1
Meta Platforms, Inc.	0.7

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	4.6
U.S. Treasury Bonds	2.2
Barclays Bank plc	1.9
Fannie Mae Pool	1.6
Safran S.A.	1.2

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class B (a)	Actual	0.97%	$1,000.00	$1,056.30	$4.95
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Common Stocks—41.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
Airbus SE	12,898	$1,864,475
General Dynamics Corp.	2,428	522,384
Northrop Grumman Corp.	846	385,607
Raytheon Technologies Corp.	7,690	753,312
Safran S.A.	35,073	5,510,379

		9,036,157

Air Freight & Logistics—0.2%
FedEx Corp.	2,414	598,431
United Parcel Service, Inc. - Class B (a)	16,017	2,871,047

		3,469,478

Automobile Components—0.1%
Bridgestone Corp. (a)	45,600	1,873,720

Automobiles—0.3%
Stellantis NV (Milan-Traded Shares)	94,544	1,664,233
Tesla, Inc. (b)	10,768	2,818,739

		4,482,972

Banks—3.0%
Bank Central Asia Tbk PT	2,091,000	1,289,047
Bank of America Corp. (a)	235,682	6,761,717
Bank Rakyat Indonesia Persero Tbk PT	4,834,914	1,757,445
BNP Paribas S.A.	22,893	1,446,137
Capitec Bank Holdings, Ltd.	9,445	786,683
Citigroup, Inc.	7,806	359,388
Citizens Financial Group, Inc.	13,862	361,521
Credicorp, Ltd.	4,296	634,261
Cullen/Frost Bankers, Inc.	1,621	174,306
DBS Group Holdings, Ltd.	201,800	4,718,555
Erste Group Bank AG	25,892	909,165
First Citizens BancShares, Inc. - Class A	347	445,357
Grupo Financiero Banorte S.A.B. de C.V. - Class O	133,520	1,098,457
HDFC Bank, Ltd. (ADR)	40,319	2,810,234
Itau Unibanco Holding S.A. (ADR)	154,643	912,394
KBC Group NV	21,957	1,535,425
Kotak Mahindra Bank, Ltd.	93,661	2,105,157
Lloyds Banking Group plc	3,070,438	1,702,162
M&T Bank Corp.	9,947	1,231,041
Mitsubishi UFJ Financial Group, Inc.	215,600	1,591,422
Nordea Bank Abp	154,217	1,680,286
PNC Financial Services Group, Inc. (The)	4,574	576,095
Regions Financial Corp.	30,602	545,328
Sberbank of Russia PJSC † (b) (c) (d)	2,160	0
Sumitomo Mitsui Financial Group, Inc.	35,600	1,523,721
Svenska Handelsbanken AB - A Shares	128,666	1,079,214
Toronto-Dominion Bank (The)	71,974	4,461,057
UniCredit S.p.A.	65,341	1,523,764
Wells Fargo & Co.	35,366	1,509,421

		45,528,760

Beverages—1.2%
Ambev S.A. (ADR)	198,072	629,869
Budweiser Brewing Co. APAC, Ltd.	385,800	994,822

Beverages—(Continued)
Carlsberg AS - Class B	15,058	2,407,662
Coca-Cola Co. (The)	113,349	6,825,877
Constellation Brands, Inc. - Class A	2,007	493,983
Diageo plc	46,788	2,007,015
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	9,031	1,000,996
Keurig Dr Pepper, Inc.	17,891	559,452
Kweichow Moutai Co., Ltd. - Class A	7,056	1,645,250
Pernod Ricard S.A.	4,796	1,059,625
Wuliangye Yibin Co., Ltd. - Class A	23,100	521,723

		18,146,274

Biotechnology—0.9%
AbbVie, Inc.	49,631	6,686,784
Alnylam Pharmaceuticals, Inc. (b)	2,883	547,597
Exact Sciences Corp. (a) (b)	8,882	834,020
Genmab A/S (b)	937	355,635
Natera, Inc. (b)	5,721	278,384
Regeneron Pharmaceuticals, Inc. (b)	6,544	4,702,126
Vertex Pharmaceuticals, Inc. (b)	1,212	426,515

		13,831,061

Broadline Retail—1.4%
Alibaba Group Holding, Ltd. (b)	98,100	1,020,246
Amazon.com, Inc. (b)	128,673	16,773,812
JD.com, Inc. - Class A	48,750	829,350
MercadoLibre, Inc. (b)	1,940	2,298,124

		20,921,532

Building Products—0.3%
Carlisle Cos., Inc.	1,739	446,105
Daikin Industries, Ltd.	12,800	2,612,796
Fortune Brands Innovations, Inc. (a)	7,459	536,675
Trane Technologies plc	4,915	940,043

		4,535,619

Capital Markets—1.8%
3i Group plc	70,444	1,749,422
B3 S.A. - Brasil Bolsa Balcao	253,543	773,623
Blackstone, Inc.	9,206	855,882
Charles Schwab Corp. (The)	38,666	2,191,589
CME Group, Inc.	31,534	5,842,935
Deutsche Boerse AG	11,046	2,040,023
Hong Kong Exchanges & Clearing, Ltd.	55,100	2,095,400
Japan Exchange Group, Inc.	69,000	1,207,075
London Stock Exchange Group plc	18,233	1,932,091
Morgan Stanley	13,262	1,132,575
Northern Trust Corp.	5,475	405,917
S&P Global, Inc.	16,471	6,603,059
T. Rowe Price Group, Inc.	3,381	378,740

		27,208,331

Chemicals—0.8%
Air Liquide S.A.	12,904	2,313,456
Axalta Coating Systems, Ltd. (b)	12,191	399,987
Dow, Inc. (a)	40,737	2,169,652

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
LG Chem, Ltd.	1,884	$963,568
Shin-Etsu Chemical Co., Ltd.	160,600	5,337,828

		11,184,491

Commercial Services & Supplies—0.1%
Copart, Inc. (b)	13,653	1,245,290

Communications Equipment—0.1%
Arista Networks, Inc. (b)	2,163	350,536
Cisco Systems, Inc.	7,121	368,440

		718,976

Construction & Engineering—0.5%
AECOM	4,945	418,792
Quanta Services, Inc.	6,592	1,294,998
Vinci S.A.	54,191	6,298,476

		8,012,266

Construction Materials—0.1%
Martin Marietta Materials, Inc.	2,109	973,704
Vulcan Materials Co.	1,301	293,298

		1,267,002

Consumer Finance—0.2%
American Express Co.	3,238	564,060
Capital One Financial Corp.	15,146	1,656,518

		2,220,578

Consumer Staples Distribution & Retail—0.4%
Albertsons Cos., Inc. - Class A	18,837	411,023
Bid Corp., Ltd.	45,793	1,005,779
Dollar General Corp.	1,419	240,918
President Chain Store Corp.	100,000	907,056
Raia Drogasil S.A.	102,369	632,831
Seven & i Holdings Co., Ltd.	37,600	1,625,746
Wal-Mart de Mexico S.A.B. de C.V.	298,430	1,183,643

		6,006,996

Containers & Packaging—0.1%
Packaging Corp. of America	5,751	760,052
Silgan Holdings, Inc.	3,683	172,696
Westrock Co.	9,328	271,165

		1,203,913

Diversified Telecommunication Services—0.4%
Deutsche Telekom AG	97,922	2,134,401
Nippon Telegraph & Telephone Corp.	2,287,500	2,710,446
Verizon Communications, Inc.	10,391	386,441

		5,231,288

Electric Utilities—0.6%
Edison International	5,675	394,129
Entergy Corp.	2,149	209,248
Iberdrola S.A.	232,099	3,031,649

Electric Utilities—(Continued)
NextEra Energy, Inc.	44,013	3,265,765
PG&E Corp. (b)	30,646	529,563
SSE plc	70,107	1,642,410
Xcel Energy, Inc.	8,421	523,533

		9,596,297

Electrical Equipment—0.5%
AMETEK, Inc.	5,471	885,645
Eaton Corp. plc	2,790	561,069
Hubbell, Inc. (a)	2,667	884,271
Legrand S.A.	23,245	2,305,943
Schneider Electric SE	11,064	2,016,604
WEG S.A.	130,744	1,030,781

		7,684,313

Electronic Equipment, Instruments & Components—0.5%
CDW Corp.	1,234	226,439
Delta Electronics, Inc.	152,867	1,699,771
Jabil, Inc.	5,844	630,743
Keyence Corp.	8,800	4,161,680
Keysight Technologies, Inc. (b)	2,222	372,074
Largan Precision Co., Ltd.	6,000	412,178
TD SYNNEX Corp.	4,285	402,790

		7,905,675

Energy Equipment & Services—0.1%
Baker Hughes Co. (a)	43,522	1,375,730
TechnipFMC plc (b)	34,459	572,709

		1,948,439

Entertainment—0.2%
NetEase, Inc.	78,975	1,534,699
Netflix, Inc. (b)	2,070	911,814
Sea, Ltd. (ADR) (a) (b)	8,364	485,447
Take-Two Interactive Software, Inc. (b)	2,214	325,812

		3,257,772

Financial Services—1.0%
Berkshire Hathaway, Inc. - Class B (b)	6,575	2,242,075
FleetCor Technologies, Inc. (a) (b)	2,477	621,925
Housing Development Finance Corp., Ltd.	102,316	3,523,135
MasterCard, Inc. - Class A	22,257	8,753,678
MGIC Investment Corp.	21,865	345,248

		15,486,061

Food Products—0.5%
Ajinomoto Co., Inc.	11,800	469,824
Foshan Haitian Flavouring & Food Co., Ltd. - Class A	65,772	424,182
Inner Mongolia Yili Industrial Group Co., Ltd. - Class A	69,300	270,917
Kraft Heinz Co. (The)	15,558	552,309
Nestle S.A.	48,604	5,848,262
Post Holdings, Inc. (b)	6,382	553,000

		8,118,494

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Ground Transportation—0.6%
Norfolk Southern Corp.	838	$190,025
Old Dominion Freight Line, Inc.	1,126	416,339
Uber Technologies, Inc. (b)	146,549	6,326,520
Union Pacific Corp.	9,691	1,982,972

		8,915,856

Health Care Equipment & Supplies—0.8%
Boston Scientific Corp. (b)	18,130	980,652
Coloplast A/S - Class B	2,466	308,318
Cooper Cos., Inc. (The)	1,900	728,517
DexCom, Inc. (b)	6,088	782,369
Hoya Corp.	38,500	4,592,642
Insulet Corp. (b)	1,793	516,994
Intuitive Surgical, Inc. (b)	3,533	1,208,074
Medtronic plc	4,056	357,333
Straumann Holding AG	6,210	1,008,443
Terumo Corp.	35,600	1,132,227
Zimmer Biomet Holdings, Inc.	2,827	411,611

		12,027,180

Health Care Providers & Services—0.9%
AmerisourceBergen Corp. (a)	6,088	1,171,514
Cigna Group (The)	1,830	513,498
CVS Health Corp.	7,491	517,853
HCA Healthcare, Inc.	2,366	718,034
Henry Schein, Inc. (b)	4,047	328,212
Laboratory Corp. of America Holdings	2,370	571,952
UnitedHealth Group, Inc.	18,460	8,872,614

		12,693,677

Health Care REITs—0.0%
Welltower, Inc. (a)	3,287	265,885

Hotel & Resort REITs—0.0%
Apple Hospitality REIT, Inc. (a)	18,432	278,507

Hotels, Restaurants & Leisure—1.2%
Booking Holdings, Inc. (b)	544	1,468,980
H World Group, Ltd. (ADR) (a) (b)	10,153	393,733
Hilton Worldwide Holdings, Inc.	23,904	3,479,227
Marriott International, Inc. - Class A (a)	16,804	3,086,727
McDonald’s Corp.	14,158	4,224,889
Sands China, Ltd. (b)	471,200	1,612,671
Texas Roadhouse, Inc. (a)	3,147	353,345
Yum China Holdings, Inc.	18,635	1,052,877
Yum! Brands, Inc.	20,138	2,790,120

		18,462,569

Household Durables—0.3%
Garmin, Ltd.	4,126	430,300
Midea Group Co., Ltd. - Class A	115,300	938,459
Mohawk Industries, Inc. (b)	4,450	459,062
Newell Brands, Inc.	32,731	284,760
Sony Group Corp.	33,100	2,968,992

		5,081,573

Household Products—0.1%
Energizer Holdings, Inc.	9,475	318,170
Procter & Gamble Co. (The)	5,244	795,725
Unilever Indonesia Tbk PT	487,400	138,306

		1,252,201

Independent Power and Renewable Electricity Producers—0.5%
RWE AG	158,932	6,917,867

Industrial Conglomerates—0.1%
Bidvest Group, Ltd. (The)	27,559	383,077
Honeywell International, Inc.	2,545	528,087
Jardine Matheson Holdings, Ltd.	9,900	502,137

		1,413,301

Industrial REITs—0.3%
EastGroup Properties, Inc.	1,222	212,139
Prologis, Inc. (a)	35,658	4,372,741

		4,584,880

Insurance—2.2%
AIA Group, Ltd.	737,200	7,521,787
Allianz SE	12,613	2,933,897
AXA S.A.	48,366	1,428,903
Chubb, Ltd.	2,300	442,888
CNA Financial Corp.	6,441	248,751
Fairfax Financial Holdings, Ltd.	567	424,626
Hartford Financial Services Group, Inc. (The)	3,530	254,231
HDFC Life Insurance Co., Ltd.	111,849	884,594
Loews Corp.	20,452	1,214,440
Muenchener Rueckversicherungs-Gesellschaft AG	9,018	3,381,626
Ping An Insurance Group Co. of China, Ltd. - Class H	212,000	1,358,324
Progressive Corp. (The)	28,239	3,737,996
Prudential plc	128,043	1,805,706
Tokio Marine Holdings, Inc.	144,100	3,327,152
Travelers Cos., Inc. (The)	4,132	717,563
W.R. Berkley Corp.	5,763	343,244
Zurich Insurance Group AG	6,745	3,204,575

		33,230,303

Interactive Media & Services—1.4%
Alphabet, Inc. - Class C (b)	36,987	4,474,317
IAC, Inc. (a) (b)	8,085	507,738
Meta Platforms, Inc. - Class A (b)	38,297	10,990,473
NAVER Corp.	5,028	703,985
Tencent Holdings, Ltd.	87,700	3,732,734

		20,409,247

IT Services—0.7%
Capgemini SE	9,595	1,817,689
EPAM Systems, Inc. (b)	3,535	794,491
Infosys, Ltd. (ADR) (a)	167,141	2,685,956
International Business Machines Corp.	2,590	346,568
MongoDB, Inc. (a) (b)	2,423	995,829
Snowflake, Inc. - Class A (a) (b)	2,936	516,677
Tata Consultancy Services, Ltd.	73,155	2,948,280

		10,105,490

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—0.1%
Shimano, Inc.	5,000	$836,934

Life Sciences Tools & Services—0.2%
Lonza Group AG	2,530	1,510,892
Mettler-Toledo International, Inc. (b)	280	367,259
Thermo Fisher Scientific, Inc.	1,122	585,403
Wuxi Biologics Cayman, Inc. (b)	160,500	773,364

		3,236,918

Machinery—1.2%
Atlas Copco AB - A Shares	111,303	1,605,243
Deere & Co. (a)	14,258	5,777,199
Dover Corp.	4,963	732,787
Ingersoll Rand, Inc.	11,269	736,542
ITT, Inc.	2,067	192,665
Middleby Corp. (The) (b)	2,661	393,376
Sandvik AB	38,784	757,320
SMC Corp.	2,700	1,500,661
Techtronic Industries Co., Ltd.	193,000	2,111,834
Timken Co. (The) (a)	4,118	376,920
Volvo AB - B Shares	179,486	3,722,889

		17,907,436

Media—0.2%
Charter Communications, Inc. - Class A (a) (b)	4,391	1,613,122
Liberty Broadband Corp. - Class C (b)	5,374	430,511
Liberty Media Corp.-Liberty SiriusXM - Class C (b)	17,031	557,425
Nexstar Media Group, Inc.	1,156	192,532
Trade Desk, Inc. (The) - Class A (b)	11,170	862,547

		3,656,137

Metals & Mining—0.5%
Anglo American plc	53,018	1,502,763
BHP Group, Ltd.	104,529	3,118,835
Freeport-McMoRan, Inc.	10,408	416,320
Rio Tinto plc	25,588	1,625,593

		6,663,511

Multi-Utilities—0.2%
Dominion Energy, Inc.	8,541	442,339
Public Service Enterprise Group, Inc. (a)	34,894	2,184,713

		2,627,052

Oil, Gas & Consumable Fuels—1.7%
BP plc	318,664	1,867,002
Cheniere Energy, Inc.	4,080	621,629
Chevron Corp.	23,689	3,727,464
ConocoPhillips	28,775	2,981,378
Coterra Energy, Inc.	12,354	312,556
EOG Resources, Inc.	22,871	2,617,357
Kinder Morgan, Inc.	40,981	705,693
Phillips 66 (a)	6,114	583,153
Shell plc	248,636	7,402,787
TotalEnergies SE	55,342	3,171,787
Williams Cos., Inc. (The)	21,817	711,889

Oil, Gas & Consumable Fuels—(Continued)
Woodside Energy Group, Ltd.	60,229	1,394,818

		26,097,513

Personal Care Products—0.2%
Estee Lauder Cos., Inc. (The) - Class A	2,125	417,307
Kenvue, Inc. (a) (b)	10,726	283,381
L’Oreal S.A.	4,067	1,897,978
LG H&H Co., Ltd.	657	230,125

		2,828,791

Pharmaceuticals—2.0%
AstraZeneca plc	56,999	8,164,434
Bristol-Myers Squibb Co.	82,516	5,276,898
Eli Lilly and Co.	2,200	1,031,756
Johnson & Johnson	6,807	1,126,695
Kyowa Kirin Co., Ltd.	57,800	1,068,434
Merck & Co., Inc.	4,563	526,525
Novo Nordisk A/S - Class B	33,215	5,364,679
Roche Holding AG	24,025	7,341,932
Royalty Pharma plc - Class A (a)	14,205	436,662

		30,338,015

Professional Services—0.3%
Equifax, Inc. (a)	2,277	535,778
Leidos Holdings, Inc.	2,701	238,984
Recruit Holdings Co., Ltd.	43,700	1,394,621
RELX plc	79,660	2,656,153

		4,825,536

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (b)	8,539	689,183

Residential REITs—0.1%
American Homes 4 Rent - Class A	14,561	516,187
Mid-America Apartment Communities, Inc.	3,846	584,054

		1,100,241

Retail REITs—0.1%
Brixmor Property Group, Inc.	22,413	493,086
Federal Realty Investment Trust (a)	4,248	411,079
Kimco Realty Corp.	36,087	711,636

		1,615,801

Semiconductors & Semiconductor Equipment—3.4%
Advanced Micro Devices, Inc. (b)	27,275	3,106,895
Analog Devices, Inc.	22,013	4,288,353
ASML Holding NV	12,539	9,076,618
Entegris, Inc. (a)	5,348	592,665
Infineon Technologies AG	51,947	2,142,322
Lam Research Corp.	1,436	923,147
Marvell Technology, Inc.	9,060	541,607
NVIDIA Corp.	25,627	10,840,734
NXP Semiconductors NV	28,756	5,885,778
SolarEdge Technologies, Inc. (b)	2,175	585,184

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	84,534	$8,531,171
Teradyne, Inc. (a)	20,901	2,326,908
Texas Instruments, Inc.	4,194	755,004
Tokyo Electron, Ltd. (a)	10,600	1,517,958

		51,114,344

Software—2.4%
Adobe, Inc. (b)	5,250	2,567,197
Cadence Design Systems, Inc. (b)	2,124	498,120
Confluent, Inc. - Class A (a) (b)	19,015	671,420
Crowdstrike Holdings, Inc. - Class A (b)	2,957	434,295
Hashicorp, Inc. - Class A (b)	9,548	249,967
HubSpot, Inc. (b)	1,384	736,412
Intuit, Inc.	3,026	1,386,483
Microsoft Corp.	77,048	26,237,926
Oracle Corp.	5,341	636,060
Palo Alto Networks, Inc. (b)	5,319	1,359,058
ServiceNow, Inc. (b)	1,181	663,687
Synopsys, Inc. (b)	1,101	479,386
Workday, Inc. - Class A (b)	2,541	573,986

		36,493,997

Specialized REITs—0.2%
Lamar Advertising Co. - Class A (a)	4,365	433,226
Public Storage	2,035	593,976
Rayonier, Inc. (a)	16,520	518,728
Weyerhaeuser Co.	26,991	904,468

		2,450,398

Specialty Retail—0.7%
AutoZone, Inc. (b)	308	767,955
Bath & Body Works, Inc.	6,001	225,038
Best Buy Co., Inc.	4,108	336,651
Dick’s Sporting Goods, Inc.	3,059	404,369
Home Depot, Inc. (The)	1,392	432,411
Industria de Diseno Textil S.A.	56,408	2,191,578
Lojas Renner S.A.	100,315	419,009
Lowe’s Cos., Inc.	6,877	1,552,139
Murphy USA, Inc.	1,245	387,332
Ross Stores, Inc.	32,264	3,617,762
TJX Cos., Inc. (The)	7,274	616,762

		10,951,006

Technology Hardware, Storage & Peripherals—1.4%
Apple, Inc.	81,945	15,894,872
Samsung Electronics Co., Ltd. (GDR)	3,554	4,925,844

		20,820,716

Textiles, Apparel & Luxury Goods—0.9%
Adidas AG	6,102	1,183,513
Cie Financiere Richemont S.A. - Class A	12,198	2,069,679
Columbia Sportswear Co.	3,183	245,855
Kering S.A.	2,280	1,262,750

Textiles, Apparel & Luxury Goods—(Continued)
Lululemon Athletica, Inc. (b)	1,323	500,756
LVMH Moet Hennessy Louis Vuitton SE	8,362	7,891,436
Ralph Lauren Corp.	4,338	534,875

		13,688,864

Tobacco—0.2%
ITC, Ltd.	308,529	1,700,054
Philip Morris International, Inc.	5,833	569,417

		2,269,471

Trading Companies & Distributors—0.1%
Air Lease Corp.	7,752	324,421
Ferguson plc	9,898	1,562,627

		1,887,048

Wireless Telecommunication Services—0.1%
T-Mobile U.S., Inc. (a) (b)	9,364	1,300,660

Total Common Stocks (Cost $551,988,109)		619,159,863

Convertible Bonds—18.9%

Aerospace/Defense—1.2%
Safran S.A.
Zero Coupon, 04/01/28 (EUR)	867,100	1,654,292
0.875%, 05/15/27 (EUR)	10,140,462	16,587,899

		18,242,191

Airlines—1.0%
Southwest Airlines Co. 1.250%, 05/01/25 (a)	13,041,000	14,951,506

Banks—2.2%
Barclays Bank plc
Zero Coupon, 01/24/25 (EUR)	2,700,000	3,084,801
Zero Coupon, 02/04/25	9,793,000	16,871,674
Zero Coupon, 02/18/25	9,000,000	9,198,990
BNP Paribas S.A.
Zero Coupon, 05/13/25 (EUR)	2,700,000	3,409,920

		32,565,385

Beverages—0.8%
Fomento Economico Mexicano S.A.B. de C.V. 2.625%, 02/24/26 (EUR)	5,500,000	6,175,361
Remy Cointreau S.A. 0.125%, 09/07/26 (EUR)	3,557,400	5,769,573

		11,944,934

Building Materials—0.7%
Sika AG 0.150%, 06/05/25 (CHF)	6,680,000	10,190,349

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—1.9%
Amadeus IT Group S.A. 1.500%, 04/09/25 (EUR)	11,300,000	$16,020,786
Edenred
Zero Coupon, 09/06/24 (EUR)	2,870,100	2,022,086
Zero Coupon, 06/14/28 (EUR)	7,880,900	5,765,265
Euronet Worldwide, Inc. 0.750%, 03/15/49 (a)	4,424,000	4,294,045

		28,102,182

Diversified Financial Services—0.8%
Citigroup Global Markets Funding Luxembourg SCA
Zero Coupon, 03/15/28 (EUR)	4,100,000	4,808,644
Merrill Lynch B.V.
Zero Coupon, 01/30/26 (EUR)	3,000,000	3,159,390
SBI Holdings, Inc.
Zero Coupon, 07/25/25 (JPY)	610,000,000	4,580,443

		12,548,477

Electric—0.2%
Iberdrola Finanzas S.A. 0.800%, 12/07/27 (EUR)	3,000,000	3,267,381

Electrical Components & Equipment—0.6%
Schneider Electric SE
Zero Coupon, 06/15/26 (EUR)	3,942,300	8,218,147

Engineering & Construction—0.5%
Cellnex Telecom S.A. 1.500%, 01/16/26 (EUR)	5,100,000	7,200,678

Food—0.3%
Mondelez International Holdings Netherlands B.V.
Zero Coupon, 09/20/24 (EUR)	4,200,000	4,358,931

Internet—1.8%
Booking Holdings, Inc. 0.750%, 05/01/25	8,475,000	12,702,330
Expedia Group, Inc.
Zero Coupon, 02/15/26	8,527,000	7,450,893
Palo Alto Networks, Inc. 0.375%, 06/01/25	2,800,000	7,205,800

		27,359,023

Investment Companies—0.6%
Ares Capital Corp. 4.625%, 03/01/24	4,923,000	4,907,615
Groupe Bruxelles Lambert NV 2.125%, 11/29/25 (EUR)	4,400,000	4,734,544

		9,642,159

Iron/Steel—0.7%
POSCO Holdings, Inc.
Zero Coupon, 09/01/26 (EUR)	9,900,000	11,032,445

Mining—0.4%
Glencore Funding LLC
Zero Coupon, 03/27/25	6,200,000	6,596,056

Oil & Gas—0.9%
Pioneer Natural Resources Co. 0.250%, 05/15/25	5,974,000	13,134,905

Real Estate—0.3%
LEG Immobilien SE 0.875%, 09/01/25 (EUR)	5,300,000	5,144,537

Real Estate Investment Trusts—0.3%
DEXUS Finance Pty, Ltd. 3.500%, 11/24/27 (AUD)	3,400,000	2,365,133
Welltower OP LLC 2.750%, 05/15/28 (a)	2,357,000	2,374,677

		4,739,810

Retail—0.7%
Zalando SE 0.050%, 08/06/25 (EUR)	10,300,000	10,037,662

Semiconductors—1.3%
Microchip Technology, Inc. 0.125%, 11/15/24	3,267,000	3,695,794
STMicroelectronics NV
Zero Coupon, 08/04/25	13,000,000	15,569,602

		19,265,396

Software—0.7%
Akamai Technologies, Inc. 0.125%, 05/01/25	3,841,000	4,097,863
0.375%, 09/01/27	6,129,000	5,919,021

		10,016,884

Telecommunications—1.0%
America Movil B.V.
Zero Coupon, 03/02/24 (EUR)	13,500,000	15,573,535

Total Convertible Bonds (Cost $279,606,847)		284,132,573

U.S. Treasury & Government Agencies—12.9%

Agency Sponsored Mortgage - Backed—5.9%
Fannie Mae 30 Yr. Pool 2.500%, 05/01/50	790,786	677,456
2.500%, 07/01/50	1,353,241	1,152,686
2.500%, 09/01/51	491,333	417,164
2.500%, 11/01/51	751,258	638,184
2.500%, 01/01/52	398,651	339,176
3.000%, 01/01/52	615,611	543,716
3.500%, 01/01/50	586,348	544,648
3.500%, 05/01/52	983,853	900,820
3.500%, 03/01/61	406,541	368,021
3.500%, 03/01/62	660,037	604,827
3.500%, 06/01/62	617,155	555,983
4.000%, 06/01/46	445,182	425,449
4.000%, 07/01/47	527,082	502,691

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 11/01/47	216,882	$206,845
4.000%, 12/01/47	315,992	301,270
4.000%, 01/01/48	335,312	320,336
4.000%, 09/01/48	105,288	100,284
4.000%, 06/01/49	399,975	384,727
4.000%, 10/01/52	840,312	791,289
4.000%, 12/01/61	901,510	846,105
4.500%, 04/01/39	95,789	93,412
4.500%, 12/01/40	116,372	114,921
4.500%, 05/01/48	43,146	42,057
4.500%, 06/01/48	72,656	71,048
4.500%, 07/01/48	18,955	18,548
4.500%, 11/01/48	1,386,098	1,355,405
4.500%, 01/01/49	165,877	163,703
4.500%, 06/01/49	116,886	113,868
5.000%, 07/01/44	300,627	304,479
5.000%, 06/01/48	41,950	41,637
5.000%, 07/01/48	187,585	188,771
5.000%, 08/01/48	211,688	210,660
5.000%, 10/01/48	113,052	112,220
5.000%, 01/01/49	257,429	256,489
5.000%, 03/01/53	492,529	482,657
5.000%, 06/01/53	1,000,000	979,998
Fannie Mae Pool 1.500%, 01/01/31	500,000	400,050
1.800%, 10/01/33	500,000	395,223
1.930%, 11/01/31	900,000	734,475
1.960%, 09/01/33	750,000	594,552
2.000%, 01/01/32	1,800,000	1,473,580
2.130%, 11/01/28	1,218,939	1,078,188
2.140%, 12/01/33	450,000	369,138
2.160%, 12/01/33	500,000	406,826
2.500%, 07/01/61	398,464	326,909
2.500%, 09/01/61	913,448	749,409
2.500%, 03/01/62	581,135	475,694
2.510%, 10/01/30	1,050,000	911,065
2.580%, 03/01/32	498,686	426,717
2.600%, 10/01/31	350,000	307,999
2.730%, 09/01/29	1,149,393	1,036,623
2.770%, 08/01/33	921,000	792,943
3.000%, 03/01/61	775,928	672,266
3.230%, 01/01/30	455,413	422,958
3.330%, 04/01/35	472,631	430,245
3.490%, 06/01/34	2,330,040	2,147,554
3.500%, 09/01/61	896,713	811,717
3.510%, 09/01/32	300,000	277,250
3.540%, 11/01/32	600,000	555,672
3.620%, 05/01/32	982,861	913,502
3.660%, 03/01/27	705,581	675,790
3.680%, 09/01/32	613,000	574,413
3.740%, 02/01/29	800,000	766,985
3.750%, 09/01/32	1,030,000	971,707
3.800%, 09/01/32	720,672	681,863
3.810%, 10/01/32	790,000	747,993
3.870%, 06/01/37	764,000	694,946
3.895%, 02/01/33	750,000	715,092

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool
3.970%, 10/01/32	742,471	712,226
4.000%, 08/01/59	619,743	581,136
4.090%, 07/01/33 (c) (d)	700,000	691,141
4.210%, 02/01/33	1,000,000	978,227
4.330%, 01/01/33	800,000	789,020
4.420%, 09/01/29	180,000	177,119
4.550%, 04/01/33	992,306	997,868
4.590%, 04/01/33	882,000	889,757
4.680%, 10/01/29	800,000	799,902
4.970%, 12/01/30	544,824	555,135
5.230%, 12/01/32	1,000,000	1,046,072
Fannie Mae REMICS (CMO) 3.500%, 06/25/46	119,940	111,694
3.500%, 05/25/49	451,456	417,207
4.000%, 04/25/42	159,334	149,369
4.000%, 05/25/43	103,539	100,531
5.000%, 04/25/37	27,801	27,229
5.000%, 07/25/39	250,000	249,849
5.000%, 05/25/40	65,000	63,911
6.000%, 01/25/34	93,845	95,233
Fannie Mae Whole Loan Trust (CMO) 5.620%, 11/25/33	214,185	210,971
Fannie Mae-ACES 0.750%, 09/25/28	199,273	187,272
1.000%, 11/25/33	737,343	691,259
1.200%, 10/25/30	79,764	70,334
1.764%, 11/25/31 (e)	1,000,000	808,036
1.933%, 10/25/30 (e) (f)	1,169,508	89,650
2.052%, 11/25/33 (e) (f)	8,468,955	734,482
2.065%, 07/25/30 (e) (f)	1,922,875	150,946
2.152%, 04/25/32 (e)	1,620,000	1,339,785
2.680%, 06/25/32 (e)	966,000	832,128
3.876%, 08/25/32 (e)	800,000	757,404
Freddie Mac 30 Yr. Gold Pool 4.000%, 12/01/47	157,219	149,529
4.500%, 06/01/47	344,409	338,368
5.000%, 12/01/48	129,956	129,796
Freddie Mac 30 Yr. Pool 2.500%, 07/01/50	2,306,675	1,966,543
3.000%, 02/01/52	382,504	338,885
3.500%, 10/01/49	145,089	133,879
4.500%, 06/01/48	193,662	189,986
Freddie Mac Multifamily Structured Credit Risk Note (CMO) 9.317%, SOFR30A + 4.250%, 05/25/52 (144A) (e)	592,070	587,473
Freddie Mac Multifamily Structured Pass-Through Certificates 3.600%, 02/25/28	1,000,000	952,001
3.820%, 12/25/32 (e)	600,000	569,421
3.850%, 05/25/28 (e)	585,000	561,874
4.660%, 01/25/31	485,000	478,928
Freddie Mac Pool 1.800%, 11/01/28	1,000,000	860,874
3.700%, 06/01/34	750,000	700,098
Freddie Mac REMICS (CMO) 2.500%, 01/15/42	20,166	17,338
3.000%, 07/25/49	247,802	220,115

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO)
3.500%, 03/15/35	600,000	$558,822
4.000%, 07/15/38	250,000	237,026
4.500%, 10/15/41	676,309	641,265
5.000%, 02/15/40	117,000	118,445
5.000%, 02/15/41	426,517	421,854
5.500%, 03/15/37	152,877	155,021
Freddie Mac STACR Trust (CMO) 3.500%, 05/25/57	393,969	367,236
3.500%, 06/25/57	394,456	366,936
FREMF Mortgage Trust 3.652%, 12/25/51 (144A) (e)	500,000	443,829
Ginnie Mae I 30 Yr. Pool 4.500%, 07/15/39	222,555	219,631
Ginnie Mae II 30 Yr. Pool 1.500%, 03/20/36	745,530	639,703
2.500%, 08/20/51	442,680	383,849
2.500%, 10/20/51	121,234	105,053
3.000%, 12/20/51	464,869	426,594
3.000%, 03/20/52	756,472	674,617
3.500%, 02/20/52	523,830	482,457
4.000%, 10/20/49	256,613	246,657
4.000%, 01/20/52	377,485	351,556
4.000%, 08/20/52	517,036	489,193
4.200%, 01/20/49	1,182,232	1,122,115
4.250%, 07/20/47	602,904	580,846
4.250%, 10/20/48	1,503,422	1,441,473
4.250%, 12/20/48	513,060	487,798
4.250%, 02/20/50	849,520	805,797
4.500%, 02/20/48	2,078,745	2,015,680
4.500%, 05/20/48	60,358	58,113
4.500%, 06/20/48	698,762	678,768
4.500%, 12/20/48	256,672	248,276
4.500%, 07/20/49	263,555	255,141
4.500%, 09/20/49	625,183	614,128
4.500%, 06/20/52	738,603	712,896
5.000%, 07/20/48	94,385	93,467
5.000%, 12/20/48	296,801	296,544
5.000%, 03/20/49	671,185	669,649
5.000%, 05/20/49	656,359	664,605
5.000%, 06/20/52	1,240,755	1,220,859
5.500%, 04/20/53	995,907	991,486
6.000%, 04/20/53	1,208,197	1,220,835
Ginnie Mae II ARM Pool 6.038%, 1Y H15 + 1.572%, 11/20/71 (e)	447,784	457,934
6.115%, 1Y H15 + 1.626%, 11/20/71 (e)	501,383	514,215
6.156%, 1Y H15 + 1.680%, 04/20/72 (e)	454,877	469,114
6.168%, 1Y H15 + 1.703%, 02/20/72 (e)	604,008	622,818
6.212%, 1Y H15 + 1.751%, 11/20/71 (e)	458,793	473,769
6.213%, 1Y H15 + 1.750%, 10/20/71 (e)	494,256	509,698
6.239%, 1Y H15 + 1.778%, 12/20/71 (e)	404,657	418,509
6.242%, 1Y H15 + 1.788%, 09/20/71 (e)	399,003	412,363
6.294%, 1Y H15 + 1.836%, 08/20/71 (e)	403,040	417,321
6.445%, 1Y H15 + 1.954%, 03/20/72 (e)	347,966	362,751
Government National Mortgage Association (CMO) 2.500%, 05/20/43	14,545	13,825
3.500%, 04/20/49	321,932	299,569

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO)
4.158%, 1M LIBOR + 0.610%, 03/20/70 (e)	399,448	390,487
4.500%, 04/20/53	751,348	703,161
5.500%, 02/20/37	77,175	76,929
5.500%, 04/16/37	81,329	81,374
5.500%, 11/16/39	200,000	202,333
6.000%, 04/17/34	43,793	44,090

		89,189,375

U.S. Treasury—7.0%
U.S. Treasury Bonds 1.125%, 05/15/40 (a)	1,365,000	884,851
1.250%, 05/15/50	831,000	467,275
1.375%, 08/15/50	135,000	78,442
1.750%, 08/15/41	560,000	393,422
1.875%, 02/15/41	940,000	682,638
1.875%, 02/15/51 (a)	2,298,000	1,521,617
1.875%, 11/15/51	1,545,000	1,019,821
2.000%, 11/15/41	135,000	98,819
2.000%, 02/15/50	367,000	251,581
2.000%, 08/15/51	500,000	340,840
2.250%, 08/15/46	236,000	172,418
2.250%, 08/15/49	115,000	83,550
2.375%, 02/15/42	625,000	486,597
2.375%, 11/15/49 (a)	570,000	425,607
2.375%, 05/15/51	175,000	130,108
2.500%, 02/15/45	2,810,000	2,175,555
2.750%, 08/15/42	1,600,000	1,318,375
2.750%, 11/15/42	12,695,000	10,442,133
2.875%, 05/15/43	1,000,000	836,445
2.875%, 08/15/45 (a)	5,000	4,126
2.875%, 05/15/52 (a)	10,340,000	8,568,871
3.000%, 11/15/44	79,000	66,851
3.000%, 02/15/47	65,000	54,727
3.250%, 05/15/42 (a)	1,400,000	1,249,281
3.750%, 11/15/43	852,000	814,259
3.875%, 08/15/40	410,000	406,813
3.875%, 05/15/43	265,000	258,582
U.S. Treasury Coupon Strips Zero Coupon, 02/15/32	2,375,000	1,696,076
U.S. Treasury Notes
0.375%, 01/31/26	120,000	107,738
0.375%, 09/30/27	2,330,000	1,983,048
0.500%, 02/28/26	1,780,000	1,598,941
0.625%, 08/15/30	250,000	199,170
0.875%, 06/30/26	1,305,000	1,175,825
0.875%, 09/30/26	147,000	131,519
1.250%, 03/31/28	8,655,000	7,575,154
1.250%, 06/30/28	9,590,000	8,347,795
1.375%, 11/15/31	127,000	104,720
1.500%, 02/15/30 (a)	9,430,000	8,076,648
1.625%, 05/15/31	610,000	518,381
1.875%, 02/28/29	1,300,000	1,156,035
1.875%, 02/15/32	7,675,000	6,574,117
2.250%, 11/15/25	10,085,000	9,527,961
2.500%, 02/28/26	30,000	28,436

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.625%, 05/31/27 (a)	7,670,000	$7,206,804
2.750%, 07/31/27	1,850,000	1,744,131
2.875%, 04/30/29	4,865,000	4,562,078
3.125%, 08/31/27	2,485,000	2,376,573
3.125%, 08/31/29	2,455,000	2,331,771
3.500%, 02/15/33	4,340,000	4,227,431

		104,483,956

Total U.S. Treasury & Government Agencies (Cost $210,566,836)		193,673,331

Corporate Bonds & Notes—5.5%

Aerospace/Defense—0.2%
BAE Systems plc 1.900%, 02/15/31 (144A)	200,000	160,581
Boeing Co. (The) 2.196%, 02/04/26	1,165,000	1,069,247
2.750%, 02/01/26	102,000	94,982
3.100%, 05/01/26	80,000	75,154
3.250%, 03/01/28 (a)	100,000	90,965
4.875%, 05/01/25	100,000	98,579
5.150%, 05/01/30	150,000	148,553
L3Harris Technologies, Inc. 4.854%, 04/27/35	50,000	48,017
Northrop Grumman Corp. 3.250%, 01/15/28	150,000	139,887
Raytheon Technologies Corp. 4.150%, 05/15/45	253,000	215,067
4.350%, 04/15/47	140,000	124,066
5.150%, 02/27/33	126,000	127,722

		2,392,820

Agriculture—0.1%
Altria Group, Inc. 2.450%, 02/04/32	170,000	132,575
BAT Capital Corp. 2.259%, 03/25/28	95,000	81,417
3.222%, 08/15/24	200,000	194,092
3.734%, 09/25/40	65,000	46,246
4.390%, 08/15/37	65,000	51,994
4.540%, 08/15/47	146,000	107,437
BAT International Finance plc 1.668%, 03/25/26	70,000	62,935
Bunge, Ltd. Finance Corp. 2.750%, 05/14/31 (a)	250,000	209,858

		886,554

Airlines—0.2%
Air Canada Pass-Through Trust 3.550%, 01/15/30 (144A)	538,720	460,464
3.750%, 12/15/27 (144A)	397,470	361,555
American Airlines Pass-Through Trust 3.200%, 06/15/28	278,800	249,631
3.600%, 09/22/27	133,680	124,250

Airlines—(Continued)
British Airways Pass-Through Trust 3.300%, 12/15/32 (144A)	112,327	$97,384
4.125%, 09/20/31 (144A)	410,887	364,645
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	444,337	430,162
Delta Air Lines Pass-Through Trust 3.625%, 07/30/27	87,539	79,698
United Airlines Pass-Through Trust 3.450%, 12/01/27	330,765	302,979
3.700%, 03/01/30	54,903	47,519
4.150%, 04/11/24	294,531	289,460
4.150%, 08/25/31	168,769	154,594

		2,962,341

Auto Manufacturers—0.1%
General Motors Financial Co., Inc. 1.250%, 01/08/26	209,000	186,473
2.350%, 01/08/31	50,000	39,167
2.700%, 06/10/31	135,000	107,676
3.800%, 04/07/25	65,000	62,680
Hyundai Capital America 1.300%, 01/08/26 (144A)	50,000	44,736
1.500%, 06/15/26 (144A)	35,000	30,994
1.800%, 10/15/25 (144A)	250,000	228,047
1.800%, 01/10/28 (144A) (a)	100,000	84,301
2.375%, 10/15/27 (144A)	70,000	61,243
5.650%, 06/26/26 (144A)	749,000	744,318
Stellantis Finance U.S., Inc. 1.711%, 01/29/27 (144A)	200,000	175,248

		1,764,883

Auto Parts & Equipment—0.0%
Lear Corp. 2.600%, 01/15/32	45,000	34,957

Banks—1.6%
ABN AMRO Bank NV 2.470%, 1Y H15 + 1.100%, 12/13/29 (144A) (e)	300,000	251,120
Banco Santander S.A. 2.746%, 05/28/25	200,000	187,759
Bank of America Corp. 2.551%, SOFR + 1.050%, 02/04/28 (e)	780,000	704,018
2.572%, SOFR + 1.210%, 10/20/32 (e)	670,000	545,715
2.676%, SOFR + 1.930%, 06/19/41 (e)	130,000	91,279
2.687%, SOFR + 1.320%, 04/22/32 (e)	240,000	198,899
2.972%, SOFR + 1.330%, 02/04/33 (e)	105,000	87,531
3.705%, 3M TSFR + 1.774%, 04/24/28 (e)	300,000	281,177
3.824%, 3M TSFR + 1.837%, 01/20/28 (e)	300,000	283,664
4.376%, SOFR + 1.580%, 04/27/28 (e)	145,000	139,198
5.080%, SOFR + 1.290%, 01/20/27 (e)	187,000	184,131
5.202%, SOFR + 1.630%, 04/25/29 (e)	360,000	356,066
5.288%, SOFR + 1.910%, 04/25/34 (a) (e)	390,000	386,375
Bank of Ireland Group plc 2.029%, 1Y H15 + 1.100%, 09/30/27 (144A) (e)	200,000	172,877
6.253%, 1Y H15 + 2.650%, 09/16/26 (144A) (e)	200,000	198,424

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of Montreal 3.803%, 5Y USD Swap + 1.432%, 12/15/32 (e)	100,000	$88,150
Bank of Nova Scotia (The) 4.850%, 02/01/30	225,000	217,064
Banque Federative du Credit Mutuel S.A. 4.935%, 01/26/26 (144A)	200,000	196,220
Barclays plc 1.007%, 1Y H15 + 0.800%, 12/10/24 (e)	200,000	194,981
6.224%, SOFR + 2.980%, 05/09/34 (e)	230,000	229,088
BNP Paribas S.A. 2.159%, SOFR + 1.218%, 09/15/29 (144A) (e)	200,000	166,549
3.132%, SOFR + 1.561%, 01/20/33 (144A) (a) (e)	270,000	221,566
BPCE S.A. 3.116%, SOFR + 1.730%, 10/19/32 (144A) (e)	500,000	385,913
5.975%, SOFR + 2.100%, 01/18/27 (144A) (e)	250,000	247,620
Citigroup, Inc. 2.520%, SOFR + 1.177%, 11/03/32 (e)	365,000	294,084
2.561%, SOFR + 1.167%, 05/01/32 (e)	240,000	195,966
3.057%, SOFR + 1.351%, 01/25/33 (e)	71,000	59,276
3.668%, 3M TSFR + 1.652%, 07/24/28 (e)	745,000	696,495
3.887%, 3M TSFR + 1.825%, 01/10/28 (e)	300,000	284,282
4.400%, 06/10/25	120,000	116,559
Cooperative Rabobank UA 3.750%, 07/21/26	315,000	294,090
Credit Agricole S.A. 1.247%, SOFR + 0.892%, 01/26/27 (144A) (e)	250,000	221,425
Credit Suisse AG 1.250%, 08/07/26	750,000	645,659
3.700%, 02/21/25	250,000	238,901
7.950%, 01/09/25	250,000	255,061
Deutsche Bank AG 2.129%, SOFR + 1.870%, 11/24/26 (e)	150,000	133,458
6.720%, SOFR + 3.180%, 01/18/29 (e)	150,000	150,214
Federation des Caisses Desjardins du Quebec 4.400%, 08/23/25 (144A)	200,000	193,258
5.700%, 03/14/28 (144A) (a)	200,000	199,764
Goldman Sachs Group, Inc. (The) 1.948%, SOFR + 0.913%, 10/21/27 (e)	1,050,000	934,004
2.383%, SOFR + 1.248%, 07/21/32 (e)	400,000	320,400
2.640%, SOFR + 1.114%, 02/24/28 (e)	124,000	112,511
3.272%, 3M TSFR + 1.463%, 09/29/25 (e)	350,000	338,161
4.411%, 3M TSFR + 1.692%, 04/23/39 (e)	140,000	122,166
HSBC Holdings plc 2.206%, SOFR + 1.285%, 08/17/29 (e)	200,000	167,313
2.357%, SOFR + 1.947%, 08/18/31 (e)	200,000	159,643
4.292%, 3M TSFR + 1.609%, 09/12/26 (a) (e)	250,000	240,428
5.210%, SOFR + 2.610%, 08/11/28 (e)	310,000	303,107
6.500%, 09/15/37 (a)	100,000	104,721
7.390%, SOFR + 3.350%, 11/03/28 (e)	200,000	211,077
Lloyds Banking Group plc 1.627%, 1Y H15 + 0.850%, 05/11/27 (e)	200,000	176,904
4.375%, 03/22/28	283,000	268,315
5.871%, 1Y H15 + 1.700%, 03/06/29 (e)	210,000	208,226
Macquarie Group, Ltd. 1.340%, SOFR + 1.069%, 01/12/27 (144A) (e)	60,000	53,406
6.207%, 11/22/24 (144A)	198,000	197,755

Banks—(Continued)
Mitsubishi UFJ Financial Group, Inc. 1.538%, 1Y H15 + 0.750%, 07/20/27 (a) (e)	270,000	238,293
3.751%, 07/18/39	250,000	211,903
5.441%, 1Y H15 + 1.630%, 02/22/34 (e)	200,000	199,249
Mizuho Financial Group, Inc. 1.234%, 1Y H15 + 0.670%, 05/22/27 (a) (e)	200,000	175,728
2.869%, SOFR + 1.572%, 09/13/30 (e)	200,000	169,219
5.739%, 1Y H15 + 1.650%, 05/27/31 (e)	230,000	229,646
Morgan Stanley 1.794%, SOFR + 1.034%, 02/13/32 (e)	440,000	341,307
3.591%, 3M TSFR + 1.340%, 07/22/28 (e)	1,000,000	922,689
4.300%, 01/27/45	70,000	61,236
5.164%, SOFR + 1.590%, 04/20/29 (e)	295,000	291,397
Morgan Stanley Bank NA 4.754%, 04/21/26	250,000	246,318
National Australia Bank, Ltd. 3.933%, 5Y H15 + 1.880%, 08/02/34 (144A) (e)	390,000	335,245
NatWest Group plc 3.754%, 5Y H15 + 2.100%, 11/01/29 (e)	200,000	187,737
4.269%, 3M LIBOR + 1.762%, 03/22/25 (e)	200,000	196,454
4.892%, 3M LIBOR + 1.754%, 05/18/29 (e)	200,000	190,249
6.016%, 1Y H15 + 2.100%, 03/02/34 (e)	200,000	201,067
7.472%, 1Y H15 + 2.850%, 11/10/26 (e)	200,000	204,551
Nordea Bank Abp 5.375%, 09/22/27 (144A)	200,000	197,409
Northern Trust Corp. 3.375%, 3M LIBOR + 1.131%, 05/08/32 (e)	100,000	88,699
PNC Financial Services Group, Inc. (The) 5.068%, SOFR + 1.933%, 01/24/34 (e)	209,000	200,423
Santander UK Group Holdings plc 1.673%, SOFR + 0.989%, 06/14/27 (e)	200,000	172,307
6.534%, SOFR + 2.600%, 01/10/29 (e)	300,000	302,051
6.833%, SOFR + 2.749%, 11/21/26 (e)	400,000	400,909
Societe Generale S.A. 1.488%, 1Y H15 + 1.100%, 12/14/26 (144A) (e)	200,000	175,993
4.250%, 04/14/25 (144A)	350,000	333,699
6.446%, 1Y H15 + 2.550%, 01/10/29 (144A) (e)	200,000	200,290
6.447%, 1Y H15 + 2.300%, 01/12/27 (144A) (e)	200,000	199,532
State Street Corp. 4.821%, SOFR + 1.567%, 01/26/34 (e)	120,000	116,516
Sumitomo Mitsui Financial Group, Inc. 5.520%, 01/13/28	330,000	331,263
5.710%, 01/13/30	330,000	333,952
Toronto-Dominion Bank (The) 5.156%, 01/10/28	150,000	149,003
Truist Financial Corp. 5.122%, SOFR + 1.852%, 01/26/34 (e)	110,000	104,238
6.047%, SOFR + 2.050%, 06/08/27 (e)	135,000	135,056
UBS Group AG 1.305%, SOFR + 0.980%, 02/02/27 (144A) (e)	250,000	218,417
4.282%, 01/09/28 (144A)	380,000	351,197
UniCredit S.p.A. 1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (e)	200,000	176,144
Wells Fargo & Co. 4.400%, 06/14/46	115,000	93,392

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Westpac Banking Corp. 3.133%, 11/18/41	593,000	$401,881
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (e)	100,000	92,638
Westpac New Zealand, Ltd. 4.902%, 02/15/28 (144A)	320,000	313,522

		23,402,832

Beverages—0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	425,000	413,361
Anheuser-Busch InBev Finance, Inc. 4.700%, 02/01/36	90,000	87,535
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48	235,000	211,469
Constellation Brands, Inc. 4.750%, 05/09/32	60,000	58,236
5.250%, 11/15/48	25,000	23,937
Keurig Dr Pepper, Inc. 3.430%, 06/15/27	75,000	70,693
Molson Coors Beverage Co. 4.200%, 07/15/46	56,000	46,371

		911,602

Biotechnology—0.1%
Amgen, Inc. 2.300%, 02/25/31	200,000	166,205
5.250%, 03/02/33	210,000	210,268
Gilead Sciences, Inc. 2.600%, 10/01/40	150,000	108,638
Regeneron Pharmaceuticals, Inc. 1.750%, 09/15/30	250,000	199,267
Royalty Pharma plc 1.200%, 09/02/25	54,000	48,700
2.150%, 09/02/31	80,000	62,710

		795,788

Building Materials—0.0%
Martin Marietta Materials, Inc. 3.200%, 07/15/51	50,000	34,806
3.450%, 06/01/27	100,000	94,031
Masco Corp. 2.000%, 10/01/30	50,000	39,473
6.500%, 08/15/32	150,000	154,633
Trane Technologies Financing, Ltd. 5.250%, 03/03/33 (a)	100,000	101,243

		424,186

Chemicals—0.1%
Celanese U.S. Holdings LLC 6.050%, 03/15/25	139,000	138,432
CF Industries, Inc. 4.950%, 06/01/43 (a)	190,000	164,475
DuPont de Nemours, Inc. 5.319%, 11/15/38	120,000	118,897

Chemicals—(Continued)
Eastman Chemical Co. 4.500%, 12/01/28	150,000	142,943
EIDP, Inc. 4.500%, 05/15/26	196,000	192,429
4.800%, 05/15/33	205,000	200,707
International Flavors & Fragrances, Inc. 2.300%, 11/01/30 (144A) (a)	187,000	148,185
Nutrien, Ltd. 4.200%, 04/01/29	50,000	47,206
5.000%, 04/01/49	75,000	67,426

		1,220,700

Commercial Services—0.1%
Ford Foundation (The) 2.815%, 06/01/70	55,000	34,008
Global Payments, Inc. 2.900%, 05/15/30	42,000	35,598
2.900%, 11/15/31 (a)	83,000	67,522
3.200%, 08/15/29	99,000	86,049
5.300%, 08/15/29	57,000	55,533
Pepperdine University 3.301%, 12/01/59	100,000	70,403
Quanta Services, Inc. 2.350%, 01/15/32	115,000	90,484
2.900%, 10/01/30	180,000	152,916
S&P Global, Inc. 2.900%, 03/01/32	81,000	70,207
4.250%, 05/01/29	147,000	142,863
Triton Container International, Ltd. 1.150%, 06/07/24 (144A)	115,000	109,056
University of Southern California 3.226%, 10/01/2120	100,000	61,891
Verisk Analytics, Inc. 5.750%, 04/01/33	140,000	146,565

		1,123,095

Computers—0.1%
Apple, Inc. 2.700%, 08/05/51	480,000	334,343
4.850%, 05/10/53	200,000	204,953
CGI, Inc. 2.300%, 09/14/31	156,000	122,007
Dell International LLC / EMC Corp. 5.250%, 02/01/28	252,000	251,477
6.020%, 06/15/26	140,000	142,297
Leidos, Inc. 2.300%, 02/15/31	55,000	43,337
5.750%, 03/15/33	90,000	89,410

		1,187,824

Cosmetics/Personal Care—0.0%
Haleon U.S. Capital LLC 3.375%, 03/24/29 (a)	250,000	227,155

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.750%, 01/30/26	551,000	$494,582
4.450%, 04/03/26	150,000	143,216
4.500%, 09/15/23	150,000	149,437
6.500%, 07/15/25	837,000	841,139
Air Lease Corp. 2.875%, 01/15/26	50,000	46,252
3.000%, 09/15/23	60,000	59,637
3.250%, 10/01/29	150,000	129,754
3.375%, 07/01/25	261,000	247,369
Aviation Capital Group LLC 4.125%, 08/01/25 (144A)	80,000	74,726
Avolon Holdings Funding, Ltd. 2.125%, 02/21/26 (144A)	70,000	62,214
2.528%, 11/18/27 (144A)	382,000	322,063
2.875%, 02/15/25 (144A)	164,000	152,514
4.250%, 04/15/26 (144A)	105,000	97,820
4.375%, 05/01/26 (144A)	145,000	135,484
5.500%, 01/15/26 (144A)	185,000	179,247
Brookfield Finance, Inc. 4.850%, 03/29/29	137,000	131,427
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	325,000	310,307
Huntington National Bank (The) 5.650%, 01/10/30	267,000	254,941
Mitsubishi HC Capital, Inc. 3.559%, 02/28/24 (144A)	200,000	196,235
Nasdaq, Inc. 5.550%, 02/15/34	75,000	75,295
Nomura Holdings, Inc. 2.648%, 01/16/25	375,000	355,009
Nuveen LLC 4.000%, 11/01/28 (144A)	100,000	94,307
Park Aerospace Holdings, Ltd. 5.500%, 02/15/24 (144A)	10,000	9,886

		4,562,861

Electric—0.7%
AEP Transmission Co. LLC 3.150%, 09/15/49	30,000	21,340
Alexander Funding Trust 1.841%, 11/15/23 (144A)	200,000	195,615
Ameren Illinois Co. 4.500%, 03/15/49	225,000	204,492
Arizona Public Service Co. 4.700%, 01/15/44	50,000	41,680
Baltimore Gas & Electric Co. 3.200%, 09/15/49	205,000	148,416
5.400%, 06/01/53	235,000	238,737
Cleveland Electric Illuminating Co. (The) 4.550%, 11/15/30 (144A)	60,000	56,664
Consolidated Edison Co. of New York, Inc. 4.650%, 12/01/48	150,000	133,493
6.150%, 11/15/52	150,000	164,898
Constellation Energy Generation LLC 5.750%, 10/01/41	120,000	117,230
5.800%, 03/01/33	171,000	175,041

Electric—(Continued)
Consumers Energy Co. 4.625%, 05/15/33	220,000	213,997
DTE Electric Co. 5.400%, 04/01/53	215,000	221,891
DTE Energy Co. 4.875%, 06/01/28	200,000	195,626
Duke Energy Corp. 4.500%, 08/15/32	150,000	141,418
Duke Energy Florida LLC 5.950%, 11/15/52	190,000	206,958
Duke Energy Progress LLC 2.900%, 08/15/51	315,000	210,314
3.700%, 10/15/46	120,000	93,179
Duquesne Light Holdings, Inc. 3.616%, 08/01/27 (144A)	150,000	134,628
Edison International 3.550%, 11/15/24	251,000	242,571
5.750%, 06/15/27 (a)	55,000	55,003
Emera U.S. Finance L.P. 4.750%, 06/15/46	110,000	89,232
Entergy Louisiana LLC 2.900%, 03/15/51	145,000	95,603
Entergy Mississippi LLC 3.850%, 06/01/49	120,000	93,026
5.000%, 09/01/33	280,000	274,595
Evergy Missouri West, Inc. 5.150%, 12/15/27 (144A)	223,000	219,847
Evergy, Inc. 2.900%, 09/15/29	235,000	205,058
Eversource Energy 4.600%, 07/01/27	209,000	203,762
5.125%, 05/15/33	190,000	187,245
Fells Point Funding Trust 3.046%, 01/31/27 (144A)	245,000	225,226
Florida Power & Light Co. 5.300%, 04/01/53	120,000	124,118
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	170,000	146,162
4.950%, 09/22/27 (144A)	385,000	378,982
Jersey Central Power & Light Co. 4.300%, 01/15/26 (144A)	115,000	111,232
6.150%, 06/01/37	100,000	103,389
NextEra Energy Capital Holdings, Inc. 5.000%, 07/15/32	365,000	359,973
Northern States Power Co. 5.100%, 05/15/53	280,000	275,632
NRG Energy, Inc. 2.000%, 12/02/25 (144A)	90,000	80,736
2.450%, 12/02/27 (144A)	100,000	84,271
4.450%, 06/15/29 (144A)	100,000	88,385
Ohio Power Co. 5.000%, 06/01/33	210,000	206,018
Pacific Gas and Electric Co. 1.700%, 11/15/23	75,000	73,712
2.950%, 03/01/26	265,000	242,743
3.450%, 07/01/25	90,000	84,975

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Pacific Gas and Electric Co.
3.750%, 08/15/42	37,000	$25,573
4.300%, 03/15/45	60,000	42,809
6.400%, 06/15/33	235,000	233,714
PacifiCorp 5.500%, 05/15/54	11,000	10,320
PG&E Recovery Funding LLC 5.536%, 07/15/47	135,000	140,763
PG&E Wildfire Recovery Funding LLC 4.263%, 06/01/36	65,000	61,832
5.099%, 06/01/52	165,000	166,892
5.212%, 12/01/47	85,000	84,783
PPL Electric Utilities Corp. 5.250%, 05/15/53	130,000	132,482
Public Service Co. of Oklahoma 3.150%, 08/15/51	155,000	102,482
5.250%, 01/15/33	190,000	188,947
6.625%, 11/15/37	100,000	106,425
Puget Energy, Inc. 2.379%, 06/15/28	60,000	51,746
San Diego Gas & Electric Co. 2.950%, 08/15/51	230,000	155,621
SCE Recovery Funding LLC 4.697%, 06/15/42	160,000	155,682
5.112%, 12/14/49	65,000	64,074
Sigeco Securitization I LLC 5.026%, 11/15/38	150,000	149,779
Southern California Edison Co. 4.050%, 03/15/42	150,000	121,360
5.700%, 03/01/53	65,000	64,985
5.850%, 11/01/27	229,000	234,170
5.875%, 12/01/53	176,000	179,496
Southern Power Co. 5.150%, 09/15/41	100,000	93,446
Southwestern Electric Power Co. 3.900%, 04/01/45	40,000	30,533
Tucson Electric Power Co. 4.850%, 12/01/48	150,000	132,591
5.500%, 04/15/53	235,000	233,956
Union Electric Co. 5.450%, 03/15/53	140,000	142,659

		10,274,233

Electronics—0.0%
Arrow Electronics, Inc. 3.875%, 01/12/28	80,000	73,800

Food—0.1%
Campbell Soup Co. 3.125%, 04/24/50	28,000	19,236
Kellogg Co. 5.250%, 03/01/33	161,000	161,708
Kraft Heinz Foods Co. 4.375%, 06/01/46	64,000	54,391
4.625%, 10/01/39	85,000	76,804
Kroger Co. (The) 4.450%, 02/01/47	120,000	104,178

Food—(Continued)
Smithfield Foods, Inc. 3.000%, 10/15/30 (144A)	200,000	156,811
5.200%, 04/01/29 (144A)	150,000	138,228

		711,356

Gas—0.1%
APA Infrastructure, Ltd. 4.200%, 03/23/25 (144A)	100,000	96,932
4.250%, 07/15/27 (144A)	70,000	66,683
Atmos Energy Corp. 4.125%, 03/15/49	145,000	121,893
Brooklyn Union Gas Co. (The) 3.865%, 03/04/29 (144A)	170,000	154,415
NiSource, Inc. 1.700%, 02/15/31	100,000	78,187
ONE Gas, Inc. 4.500%, 11/01/48	142,000	121,768
Southern California Gas Co. 6.350%, 11/15/52	225,000	249,225
Southern Co. Gas Capital Corp. 3.950%, 10/01/46	185,000	142,724

		1,031,827

Healthcare-Products—0.0%
Boston Scientific Corp. 4.550%, 03/01/39	60,000	55,800
DH Europe Finance II Sarl 3.250%, 11/15/39	115,000	93,477
Thermo Fisher Scientific, Inc. 2.000%, 10/15/31 (a)	140,000	114,217

		263,494

Healthcare-Services—0.1%
AHS Hospital Corp. 5.024%, 07/01/45	110,000	106,426
Children’s Hospital Corp. (The) 2.928%, 07/15/50	100,000	65,035
CommonSpirit Health 1.547%, 10/01/25	65,000	59,105
2.782%, 10/01/30	70,000	58,847
3.910%, 10/01/50	65,000	50,221
Cottage Health Obligated Group 3.304%, 11/01/49	110,000	81,412
Elevance Health, Inc. 4.101%, 03/01/28	140,000	134,380
Hartford HealthCare Corp. 3.447%, 07/01/54	240,000	168,398
HCA, Inc. 3.500%, 07/15/51	21,000	14,529
5.125%, 06/15/39	110,000	102,045
5.250%, 06/15/26	335,000	331,338
5.500%, 06/01/33	330,000	329,439
5.500%, 06/15/47	85,000	80,061
MidMichigan Health 3.409%, 06/01/50	40,000	28,583

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
NYU Langone Hospitals 3.380%, 07/01/55	90,000	$64,194
Piedmont Healthcare, Inc. 2.864%, 01/01/52	95,000	61,245
UnitedHealth Group, Inc. 5.875%, 02/15/53	90,000	99,966
Yale-New Haven Health Services Corp. 2.496%, 07/01/50	110,000	66,570

		1,901,794

Home Builders—0.0%
Lennar Corp. 4.500%, 04/30/24	45,000	44,615
MDC Holdings, Inc. 2.500%, 01/15/31	165,000	129,630

		174,245

Insurance—0.1%
AIA Group, Ltd. 3.900%, 04/06/28 (144A)	210,000	200,665
Athene Global Funding 1.450%, 01/08/26 (144A)	65,000	57,010
2.500%, 01/14/25 (144A)	16,000	14,946
2.950%, 11/12/26 (144A)	370,000	327,906
Berkshire Hathaway Finance Corp. 3.850%, 03/15/52	85,000	70,266
4.400%, 05/15/42	200,000	190,460
Corebridge Financial, Inc. 3.850%, 04/05/29	55,000	49,462
F&G Global Funding 1.750%, 06/30/26 (144A)	80,000	70,812
Hanover Insurance Group, Inc. (The) 2.500%, 09/01/30	70,000	55,025
Hartford Financial Services Group, Inc. (The)
4.300%, 04/15/43	25,000	20,370
6.100%, 10/01/41	25,000	25,051
New York Life Global Funding 3.000%, 01/10/28 (144A)	125,000	115,295
New York Life Insurance Co. 4.450%, 05/15/69 (144A)	75,000	62,484
Northwestern Mutual Global Funding 1.700%, 06/01/28 (144A)	85,000	72,538
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) † (e)	97,000	73,823
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	250,000	258,996
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	100,000	82,680

		1,747,789

Internet—0.0%
Amazon.com, Inc. 3.950%, 04/13/52 (a)	280,000	244,043
Meta Platforms, Inc. 5.600%, 05/15/53	205,000	210,538

		454,581

Machinery-Diversified—0.0%
Otis Worldwide Corp. 2.565%, 02/15/30	235,000	202,602

Media—0.1%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.500%, 03/01/42	105,000	70,234
3.700%, 04/01/51	285,000	180,085
4.800%, 03/01/50	240,000	181,080
Comcast Corp. 2.887%, 11/01/51	439,000	294,330
2.937%, 11/01/56	58,000	37,771
2.987%, 11/01/63	22,000	13,939
3.250%, 11/01/39	115,000	91,221
3.450%, 02/01/50	190,000	144,602
5.350%, 05/15/53	200,000	203,064
Discovery Communications LLC 5.200%, 09/20/47	215,000	175,962
Time Warner Cable LLC 6.550%, 05/01/37	50,000	47,934
6.750%, 06/15/39	265,000	254,685

		1,694,907

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 4.200%, 06/15/35	60,000	54,972

Mining—0.0%
Glencore Funding LLC 2.500%, 09/01/30 (144A)	200,000	163,765
5.400%, 05/08/28 (144A)	210,000	207,933

		371,698

Miscellaneous Manufacturing—0.0%
Eaton Corp. 5.800%, 03/15/37	100,000	101,344
Siemens Financieringsmaatschappij NV 2.350%, 10/15/26 (144A)	250,000	230,051

		331,395

Oil & Gas—0.1%
BP Capital Markets America, Inc. 2.939%, 06/04/51	505,000	344,618
4.812%, 02/13/33	180,000	177,384
Eni USA, Inc. 7.300%, 11/15/27	100,000	107,009
Exxon Mobil Corp. 2.995%, 08/16/39 (a)	140,000	110,992
3.095%, 08/16/49	175,000	128,006
HF Sinclair Corp. 2.625%, 10/01/23	120,000	119,002
5.875%, 04/01/26	56,000	56,247
Marathon Petroleum Corp. 4.700%, 05/01/25	23,000	22,566

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Phillips 66 Co. 3.150%, 12/15/29	40,000	$34,899
4.900%, 10/01/46	100,000	88,367
Pioneer Natural Resources Co. 1.900%, 08/15/30	150,000	121,557
TotalEnergies Capital International S.A. 2.986%, 06/29/41	200,000	152,255
3.127%, 05/29/50	95,000	68,990
3.461%, 07/12/49 (a)	55,000	42,632
Valero Energy Corp. 2.150%, 09/15/27	67,000	59,342

		1,633,866

Oil & Gas Services—0.0%
Baker Hughes Holding LLC / Baker Hughes Co-Obligor, Inc. 3.138%, 11/07/29	170,000	151,258
Schlumberger Holdings Corp. 3.900%, 05/17/28 (144A)	80,000	75,378

		226,636

Packaging & Containers—0.0%
Graphic Packaging International LLC 1.512%, 04/15/26 (144A)	115,000	102,478
Packaging Corp. of America 4.050%, 12/15/49 (a)	135,000	107,524

		210,002

Pharmaceuticals—0.2%
AbbVie, Inc. 4.050%, 11/21/39	300,000	261,199
4.400%, 11/06/42	205,000	183,569
4.450%, 05/14/46	45,000	39,622
4.550%, 03/15/35	60,000	57,136
4.625%, 10/01/42	90,000	81,349
AstraZeneca plc
4.000%, 09/18/42	40,000	35,634
6.450%, 09/15/37	50,000	57,325
Bristol-Myers Squibb Co. 4.125%, 06/15/39	105,000	95,733
4.550%, 02/20/48	150,000	139,887
CVS Health Corp. 4.300%, 03/25/28	66,000	63,652
5.050%, 03/25/48	175,000	161,305
5.300%, 12/05/43	200,000	191,294
CVS Pass-Through Trust 4.704%, 01/10/36 (144A)	242,439	223,761
5.880%, 01/10/28	229,008	224,430
8.353%, 07/10/31 (144A)	114,865	123,663
Merck & Co., Inc. 5.000%, 05/17/53	135,000	136,760
5.150%, 05/17/63	105,000	107,243
Pfizer Investment Enterprises Pte, Ltd. 4.750%, 05/19/33	145,000	144,454
5.300%, 05/19/53	315,000	327,500

Pharmaceuticals—(Continued)
Takeda Pharmaceutical Co., Ltd. 3.025%, 07/09/40	515,000	389,825
3.175%, 07/09/50	200,000	140,869
Zoetis, Inc. 2.000%, 05/15/30	140,000	116,824

		3,303,034

Pipelines—0.2%
Cameron LNG LLC 3.701%, 01/15/39 (144A)	163,000	134,494
DT Midstream, Inc. 4.300%, 04/15/32 (144A)	160,000	138,476
Enbridge, Inc. 5.700%, 03/08/33	150,000	152,060
Energy Transfer L.P. 4.150%, 09/15/29	90,000	82,830
4.400%, 03/15/27 (a)	70,000	66,929
4.750%, 01/15/26	46,000	44,967
4.950%, 05/15/28	80,000	77,400
4.950%, 01/15/43	150,000	124,377
5.500%, 06/01/27	36,000	35,805
6.250%, 04/15/49 (a)	70,000	68,368
Enterprise Products Operating LLC 4.950%, 10/15/54	33,000	29,951
Flex Intermediate Holdco LLC 3.363%, 06/30/31 (144A)	140,000	111,308
4.317%, 12/30/39 (144A)	60,000	43,331
Gray Oak Pipeline LLC 3.450%, 10/15/27 (144A)	500,000	446,826
Kinder Morgan Energy Partners L.P. 5.000%, 08/15/42	170,000	144,153
Kinder Morgan, Inc. 5.050%, 02/15/46	80,000	68,350
5.200%, 06/01/33 (a)	200,000	193,816
ONEOK Partners L.P. 6.650%, 10/01/36	140,000	143,688
Plains All American Pipeline L.P. / PAA Finance Corp. 3.850%, 10/15/23	113,000	112,375
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (a)	185,000	175,854
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	102,000	85,989
8.000%, 03/01/32 (a)	70,000	80,422
Targa Resources Corp. 4.200%, 02/01/33	40,000	35,406
5.200%, 07/01/27	209,000	205,192
Texas Eastern Transmission L.P. 3.500%, 01/15/28 (144A)	45,000	41,615
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	130,000	134,623
Williams Cos., Inc. (The) 2.600%, 03/15/31	100,000	82,876
5.650%, 03/15/33	115,000	116,524

		3,178,005

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	243,000	$224,222

Real Estate Investment Trusts—0.2%
Alexandria Real Estate Equities, Inc. 3.800%, 04/15/26	23,000	21,987
4.000%, 02/01/50	111,000	82,785
American Tower Corp. 1.500%, 01/31/28	150,000	125,842
1.875%, 10/15/30	130,000	102,575
2.950%, 01/15/51	39,000	24,593
3.100%, 06/15/50	61,000	39,805
3.700%, 10/15/49	210,000	150,509
American Tower Trust 3.652%, 03/15/48 (144A)	160,000	148,612
Brixmor Operating Partnership L.P. 2.250%, 04/01/28	80,000	67,202
2.500%, 08/16/31	45,000	34,934
3.850%, 02/01/25	60,000	57,383
Corporate Office Properties L.P. 2.750%, 04/15/31	132,000	100,300
Crown Castle, Inc. 4.450%, 02/15/26	100,000	97,308
Equinix, Inc. 2.900%, 11/18/26	135,000	123,781
ERP Operating L.P. 4.150%, 12/01/28	120,000	114,015
Essex Portfolio L.P. 2.650%, 03/15/32 (a)	120,000	96,507
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	110,000	99,671
Healthcare Realty Holdings L.P. 2.000%, 03/15/31 (a)	80,000	61,416
3.100%, 02/15/30	200,000	171,317
Healthpeak OP LLC 2.125%, 12/01/28	142,000	119,651
3.000%, 01/15/30 (a)	110,000	95,553
3.500%, 07/15/29	118,000	105,812
Life Storage L.P. 2.400%, 10/15/31	55,000	43,572
4.000%, 06/15/29	137,000	124,210
NNN REIT, Inc. 4.000%, 11/15/25	100,000	95,089
Physicians Realty L.P. 2.625%, 11/01/31	55,000	42,782
Public Storage 1.950%, 11/09/28	66,000	56,587
2.250%, 11/09/31	55,000	44,917
Realty Income Corp. 4.850%, 03/15/30	170,000	164,339
Regency Centers L.P. 2.950%, 09/15/29	195,000	167,132
Sabra Health Care L.P. 3.200%, 12/01/31	90,000	67,137
Safehold GL Holdings LLC 2.850%, 01/15/32	167,000	127,993

Real Estate Investment Trusts—(Continued)
SITE Centers Corp. 4.700%, 06/01/27	60,000	54,870
UDR, Inc. 3.000%, 08/15/31 (a)	40,000	33,834
3.500%, 01/15/28	100,000	91,350
Ventas Realty L.P. 4.875%, 04/15/49	88,000	75,080
Welltower OP LLC 3.100%, 01/15/30	90,000	77,932
WP Carey, Inc. 2.250%, 04/01/33	135,000	101,300
2.450%, 02/01/32 (a)	70,000	54,788

		3,464,470

Retail—0.1%
7-Eleven, Inc. 1.800%, 02/10/31 (144A)	60,000	47,455
2.500%, 02/10/41 (144A)	196,000	131,108
Alimentation Couche-Tard, Inc. 3.439%, 05/13/41 (144A)	20,000	14,411
3.625%, 05/13/51 (144A)	25,000	17,126
3.800%, 01/25/50 (144A)	135,000	97,888
AutoZone, Inc. 1.650%, 01/15/31	180,000	140,464
Home Depot, Inc. (The) 4.950%, 09/15/52 (a)	126,000	125,145
Lowe’s Cos., Inc. 3.000%, 10/15/50	105,000	68,820
4.250%, 04/01/52	100,000	81,588
McDonald’s Corp. 6.300%, 10/15/37	90,000	98,961
O’Reilly Automotive, Inc. 3.550%, 03/15/26	60,000	57,456
Starbucks Corp. 4.800%, 02/15/33	250,000	246,895

		1,127,317

Semiconductors—0.1%
Analog Devices, Inc. 2.800%, 10/01/41	96,000	71,293
Broadcom, Inc. 1.950%, 02/15/28 (144A)	265,000	229,173
3.137%, 11/15/35 (144A)	270,000	207,102
3.187%, 11/15/36 (144A)	120,000	90,690
Intel Corp. 5.625%, 02/10/43	65,000	66,008
5.700%, 02/10/53 (a)	105,000	106,816
KLA Corp. 3.300%, 03/01/50	100,000	74,994
4.650%, 07/15/32	221,000	220,222
Marvell Technology, Inc. 2.950%, 04/15/31	70,000	58,679
Microchip Technology, Inc. 0.972%, 02/15/24	39,000	37,785
0.983%, 09/01/24	31,000	29,282
2.670%, 09/01/23	38,000	37,843

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 2.500%, 05/11/31 (a)	145,000	$118,176
3.250%, 05/11/41	150,000	109,174
5.000%, 01/15/33 (a)	200,000	192,042
QUALCOMM, Inc. 4.500%, 05/20/52	100,000	90,968
Texas Instruments, Inc. 5.050%, 05/18/63	167,000	167,331
Xilinx, Inc. 2.375%, 06/01/30	261,000	225,311

		2,132,889

Software—0.1%
Activision Blizzard, Inc. 1.350%, 09/15/30	101,000	80,794
Fiserv, Inc. 4.400%, 07/01/49	60,000	50,698
Oracle Corp. 3.600%, 04/01/40	300,000	232,082
4.900%, 02/06/33	180,000	174,727
5.550%, 02/06/53	130,000	125,885
Roper Technologies, Inc. 2.000%, 06/30/30	240,000	196,151
Take-Two Interactive Software, Inc. 3.550%, 04/14/25	55,000	53,035
VMware, Inc. 1.400%, 08/15/26	172,000	151,883
4.650%, 05/15/27	55,000	53,438
Workday, Inc. 3.500%, 04/01/27	114,000	108,055

		1,226,748

Telecommunications—0.2%
AT&T, Inc. 1.650%, 02/01/28	50,000	42,971
2.250%, 02/01/32	505,000	401,121
2.300%, 06/01/27	210,000	188,866
3.500%, 06/01/41 (a)	115,000	88,284
3.550%, 09/15/55	173,000	121,111
5.400%, 02/15/34	120,000	120,206
Corning, Inc. 3.900%, 11/15/49	252,000	188,583
Crown Castle Towers LLC 3.663%, 05/15/45 (144A)	225,000	214,338
Rogers Communications, Inc. 4.550%, 03/15/52 (144A)	75,000	60,317
Sprint Capital Corp. 6.875%, 11/15/28	90,000	95,399
Sprint LLC 7.625%, 03/01/26	62,000	64,404
T-Mobile USA, Inc. 3.875%, 04/15/30	190,000	175,041
5.050%, 07/15/33	415,000	407,488
Telefonica Emisiones S.A.U. 4.665%, 03/06/38	150,000	126,978

Telecommunications—(Continued)
Verizon Communications, Inc. 2.100%, 03/22/28	284,000	249,486
2.355%, 03/15/32	145,000	116,621
2.650%, 11/20/40	119,000	82,776
4.125%, 03/16/27	56,000	54,373
5.050%, 05/09/33	315,000	311,495
Vodafone Group plc 6.250%, 11/30/32 (a)	160,000	170,117

		3,279,975

Toys/Games/Hobbies—0.0%
Hasbro, Inc. 3.900%, 11/19/29	149,000	134,642

Transportation—0.1%
Burlington Northern Santa Fe LLC 3.550%, 02/15/50	69,000	54,737
Canadian Pacific Railway Co. 4.700%, 05/01/48	80,000	72,641
5.750%, 03/15/33	120,000	122,923
CSX Corp. 4.750%, 11/15/48	95,000	87,885
6.150%, 05/01/37	60,000	64,578
Norfolk Southern Corp. 3.050%, 05/15/50	150,000	103,707
Union Pacific Corp. 4.100%, 09/15/67	70,000	57,899
4.950%, 05/15/53	145,000	144,317

		708,687

Total Corporate Bonds & Notes (Cost $90,414,500)		82,036,784

Asset-Backed Securities—2.5%

Asset-Backed - Automobile—0.8%
American Credit Acceptance Receivables Trust 4.410%, 06/13/28 (144A)	550,000	538,533
Avis Budget Rental Car Funding AESOP LLC 4.000%, 03/20/25 (144A)	500,000	495,233
CarNow Auto Receivables Trust 1.300%, 01/15/26 (144A)	152,322	151,022
Carvana Auto Receivables Trust 5.920%, 07/10/29 (144A)	440,000	430,576
Credit Acceptance Auto Loan Trust 8.450%, 02/15/33 (144A)	600,000	616,726
DT Auto Owner Trust 0.870%, 05/17/27 (144A)	266,000	253,668
4.220%, 01/15/27 (144A)	600,000	585,879
5.790%, 02/15/29 (144A)	685,000	675,427
Exeter Automobile Receivables Trust 3.110%, 08/15/25 (144A)	206,464	204,267
4.920%, 12/15/28	700,000	683,734
5.300%, 09/15/27	560,000	548,151
5.980%, 12/15/28	600,000	588,648
6.760%, 09/15/28	700,000	698,088

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Flagship Credit Auto Trust 4.080%, 02/18/25 (144A)	370,990	$368,326
5.810%, 05/15/29 (144A)	890,000	874,274
7.710%, 10/16/28 (144A)	600,000	614,160
GLS Auto Receivables Trust 3.970%, 01/18/28 (144A)	500,000	472,047
Santander Drive Auto Receivables Trust 6.690%, 03/17/31	825,000	840,122
Sonoran Auto Receivables Trust 4.750%, 06/15/25	95,086	94,135
U.S. Auto Funding Trust 5.130%, 12/15/25 (144A)	700,000	663,882
Westlake Automobile Receivables Trust 2.120%, 01/15/27 (144A)	1,000,000	924,007
5.480%, 09/15/27 (144A)	1,000,000	971,728

		12,292,633

Asset-Backed - Credit Card—0.1%
Continental Finance Credit Card ABS Master Trust 6.190%, 10/15/30 (144A)	575,000	551,743

Asset-Backed - Other—1.6%
American Homes 4 Rent Trust 3.786%, 10/17/36 (144A)	173,181	167,996
4.691%, 10/17/52 (144A)	100,000	96,822
4.705%, 10/17/36 (144A)	100,000	97,629
AMSR Trust 1.355%, 11/17/37 (144A)	782,000	705,941
3.218%, 04/17/37 (144A)	700,000	650,297
Bridge Trust 4.450%, 11/17/37 (144A)	700,000	653,521
Business Jet Securities LLC 2.162%, 04/15/36 (144A)	127,336	116,767
2.981%, 11/15/35 (144A)	76,348	72,132
BXG Receivables Note Trust 4.440%, 02/02/34 (144A)	216,805	203,306
Cars Net Lease Mortgage Notes 3.100%, 12/15/50 (144A)	128,375	108,773
CoreVest American Finance Trust 2.705%, 10/15/52 (144A)	321,751	303,239
3.163%, 10/15/52 (144A)	650,000	553,534
3.880%, 03/15/52 (144A)	320,000	314,603
Diamond Resorts Owner Trust 3.530%, 02/20/32 (144A)	162,817	154,478
FirstKey Homes Trust 1.266%, 10/19/37 (144A)	788,123	707,519
2.668%, 10/19/37 (144A)	1,250,000	1,132,047
4.500%, 07/17/38 (144A)	496,000	467,582
4.500%, 07/17/39 (144A)	750,000	668,250
FMC GMSR Issuer Trust 3.620%, 07/25/26 (144A) (e)	400,000	324,986
3.690%, 02/25/24	1,065,000	1,009,620
3.850%, 10/25/26 (144A) (e)	360,000	293,509
4.450%, 01/25/26 (144A) (e)	500,000	428,828
6.190%, 04/25/27 (144A)	400,000	368,937

Asset-Backed - Other—(Continued)
Foundation Finance Trust 3.860%, 11/15/34 (144A)	31,622	31,080
FREED ABS Trust 2.370%, 11/20/28 (144A)	500,000	464,364
5.790%, 08/20/29 (144A)	693,791	689,596
7.580%, 12/18/29 (144A)	700,000	703,129
Lendmark Funding Trust 1.900%, 11/20/31 (144A)	1,100,000	948,945
5.600%, 05/20/33 (144A)	500,000	480,790
6.160%, 05/20/33 (144A)	260,000	248,421
6.600%, 07/20/32 (144A)	700,000	688,096
LL ABS Trust 5.050%, 11/15/29 (144A)	400,000	384,448
LP LMS Asset Securitization Trust 1.750%, 01/15/29 (144A)	113,423	111,171
Marlette Funding Trust 1.810%, 12/15/31 (144A)	650,000	591,473
MVW Owner Trust 6.540%, 10/20/40 (144A)	796,828	780,705
NRZ Excess Spread-Collateralized Notes 3.474%, 11/25/26 (144A)	307,588	276,769
3.844%, 12/25/25 (144A)	215,242	199,823
Oportun Issuance Trust 5.050%, 06/09/31 (144A)	500,000	484,382
Orange Lake Timeshare Trust 3.610%, 04/09/38 (144A)	347,733	328,387
Pagaya AI Technology in Housing Trust 4.250%, 08/25/25 (144A)	1,000,000	945,028
PRET LLC 2.487%, 07/25/51 (144A) (g)	214,613	198,145
Pretium Mortgage Credit Partners LLC 2.240%, 09/27/60 (144A) (g)	284,682	267,809
Progress Residential Trust 1.052%, 04/17/38 (144A)	631,568	553,120
4.550%, 04/17/27 (144A)	750,000	677,458
5.200%, 04/17/39 (144A)	330,000	301,443
6.618%, 06/17/39 (144A)	724,000	695,806
SCF Equipment Leasing LLC 3.790%, 11/20/31 (144A)	220,000	194,621
Sierra Timeshare Receivables Funding LLC 2.750%, 08/20/36 (144A)	162,643	152,537
3.120%, 05/20/36 (144A)	92,926	89,229
3.940%, 10/20/38 (144A)	112,178	103,794
Theorem Funding Trust 1.210%, 12/15/27 (144A)	27,750	27,583
Tricon American Homes Trust 3.198%, 03/17/38 (144A)	525,000	483,397
VM Debt Trust 7.460%, 07/18/27	499,918	497,619
VOLT CI LLC 1.992%, 05/25/51 (144A) (g)	200,614	182,639
VOLT XCII LLC 1.893%, 02/27/51 (144A) (g)	300,286	271,190
VOLT XCIV LLC 2.240%, 02/27/51 (144A) (g)	730,699	671,435

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Asset-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Other—(Continued)
VOLT XCVI LLC 2.116%, 03/27/51 (144A) (g)	982,430	$919,606
VOLT XCVII LLC 2.240%, 04/25/51 (144A) (g)	235,296	214,304

		24,458,658

Total Asset-Backed Securities (Cost $38,213,565)		37,303,034

Mutual Funds—2.0%

Investment Company Securities—2.0%
iShares J.P. Morgan USD Emerging Markets Bond ETF (a) (Cost $31,045,356)	350,709	30,350,357

Convertible Preferred Stocks—0.7%

Banks—0.6%
Bank of America Corp. 7.250%, 12/31/49	7,971	9,340,577

Diversified Financial Services—0.1%
AMG Capital Trust II 5.150%, 10/15/37	39,936	2,056,704

Total Convertible Preferred Stocks (Cost $11,396,729)		11,397,281

Mortgage-Backed Securities—0.6%

Collateralized Mortgage Obligations—0.2%
HOME RE, Ltd. 7.917%, SOFR30A + 2.850%, 10/25/34 (144A) (e)	320,000	321,872
Seasoned Credit Risk Transfer Trust 3.250%, 11/25/61	356,513	310,650
3.500%, 03/25/58	582,805	546,513
3.500%, 07/25/58	394,528	351,259
Seasoned Loans Structured Transaction 3.500%, 11/25/28	885,364	834,808
Towd Point Mortgage Trust 2.918%, 11/30/60 (144A) (e)	548,998	448,525
TVC Mortgage Trust 3.474%, 09/25/24 (144A)	6,721	6,702
VM Master Issuer LLC 5.163%, 05/24/25 (144A) (e)	400,000	404,636

		3,224,965

Commercial Mortgage-Backed Securities—0.4%
Commercial Mortgage Trust 2.896%, 02/10/37 (144A)	650,000	607,858
3.402%, 02/10/37 (144A)	420,000	384,759
CSMC Trust 3.953%, 09/15/37 (144A)	655,000	564,614

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Trust 3.932%, 10/10/35 (144A) (e)	440,000	387,986
GS Mortgage-Backed Securities Corp. Trust 1.750%, 12/25/60 (144A) (e)	611,991	543,882
MRCD Mortgage Trust 2.718%, 12/15/36 (144A)	1,420,000	1,284,675
One Lincon Street Commercial Mortgage 5.724%, 10/15/30 (144A) (e)	1,200,000	1,198,703
SBALR Commercial Mortgage Trust 2.825%, 02/13/53 (144A)	799,602	641,188
SLG Office Trust 2.585%, 07/15/41 (144A)	390,000	312,563

		5,926,228

Total Mortgage-Backed Securities (Cost $10,116,822)		9,151,193

Preferred Stock—0.4%

Electric Utilities—0.4%
NextEra Energy, Inc., 6.926%, 09/01/25 (Cost $6,639,907)	136,750	6,193,408

Municipals—0.0%
Texas Natural Gas Securitization Finance Corp. 5.169%, 04/01/41 (Cost $155,000)	155,000	159,520

Short-Term Investments—12.9%

Mutual Funds—0.0%
State Street U.S. Treasury Liquidity Fund 5.030% (h)	26,175	26,175

Repurchase Agreement—11.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $167,600,108; collateralized by U.S. Treasury Notes with rates ranging from 4.125% - 4.625%, maturity dates ranging from 03/15/26 - 06/15/26, and an aggregate market value of $170,919,498.	167,567,991	167,567,991

U.S. Treasury—1.7%
U.S. Treasury Bill 4.699%, 09/28/23 (i) (j)	26,000,000	25,675,780

Total Short-Term Investments (Cost $192,792,833)		193,269,946

Securities Lending Reinvestments (k)—5.2%

Certificates of Deposit—1.1%
Bank of America N.A. 5.200%, FEDEFF PRV + 0.130%, 09/08/23 (e)	1,000,000	999,540

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Securities Lending Reinvestments (k)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (e)	1,000,000	$999,971
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (e)	1,000,000	1,001,762
BNP Paribas S.A. 5.510%, SOFR + 0.450%, 10/10/23 (e)	2,000,000	2,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (e)	1,000,000	1,000,257
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (e)	1,000,000	999,281
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/20/23	1,000,000	997,130
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (e)	1,000,000	1,000,032
MUFG Bank Ltd. (NY) 5.280%, SOFR + 0.220%, 08/14/23 (e)	2,000,000	1,999,880
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (e)	1,000,000	1,000,155
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (e)	1,000,000	1,000,021
Svenska Handelsbanken AB 5.400%, SOFR + 0.340%, 10/31/23 (e)	2,000,000	2,000,538
Toronto-Dominion Bank (The) 5.520%, FEDEFF PRV + 0.450%, 10/13/23 (e)	1,000,000	1,000,216

		15,998,783

Commercial Paper—0.6%
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (e)	2,000,000	2,000,946
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (e)	2,000,000	1,999,736
Skandinaviska Enskilda Banken AB 5.420%, SOFR + 0.360%, 11/15/23 (e)	2,000,000	2,000,296
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (e)	1,000,000	1,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	2,000,000	1,984,604

		8,985,582

Repurchase Agreements—2.4%
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $3,001,268; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $3,060,000.	3,000,000	3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $2,058,073; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $2,801,183; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $2,863,167.	2,800,000	2,800,000

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $4,904,831; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $5,021,093.	4,900,000	4,900,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $7,007,078; collateralized by various Common Stock with an aggregate market value of $7,811,432.	7,000,000	7,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $600,261; collateralized by various Common Stock with an aggregate market value of $667,052.	600,000	600,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $2,010,286; collateralized by various Common Stock with an aggregate market value of $2,222,548.	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $11,004,739; collateralized by various Common Stock with an aggregate market value of $12,242,851.	11,000,000	11,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $2,202,212; collateralized by various Common Stock with an aggregate market value of $2,450,222.	2,200,000	2,200,000

		35,500,000

Mutual Funds—1.1%
Allspring Government Money Market Fund, Select Class 5.020% (h)	2,000,000	2,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (h)	7,586,576	7,586,576
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (h)	5,000,000	5,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (h)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (h)	1,000,000	1,000,000

		16,586,576

Total Securities Lending Reinvestments (Cost $77,069,778)		77,070,941

Total Investments—102.9% (Cost $1,500,006,282)		1,543,898,231
Other assets and liabilities (net)—(2.9)%		(43,363,046)

Net Assets—100.0%		$1,500,535,185

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $73,823, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $85,818,217 and the collateral received consisted of cash in the amount of $77,045,159 and non-cash collateral with a value of $10,251,409. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	Interest only security.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(i)	The rate shown represents current yield to maturity.
(j)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2023, the market value of securities pledged was $22,869,220.
(k)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $60,152,917, which is 4.0% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Pacific Life Insurance Co., 4.300%, 10/24/67	10/17/17-06/24/19	97,000	$95,464	$73,823
Sberbank of Russia PJSC	06/15/17	2,160	5,440	0

				$73,823

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CHF	5,858,928	CBNA	07/31/23	USD	6,464,471	$98,746
EUR	1,423,116	CBNA	07/31/23	USD	1,535,577	19,302
EUR	2,660,224	CBNA	07/31/23	USD	2,841,617	64,909
EUR	1,763,463	RBC	07/31/23	USD	1,954,905	(28,168)
EUR	4,642,829	RBC	07/31/23	USD	5,002,095	70,599

Contracts to Deliver
AUD	3,549,222	RBC	07/31/23	USD	2,353,202	(12,860)
CHF	14,498,098	CBNA	07/31/23	USD	16,471,443	230,558
EUR	1,583,785	CBNA	07/31/23	USD	1,746,263	15,840
EUR	123,920,396	RBC	07/31/23	USD	137,355,473	1,961,661
EUR	1,460,303	RBC	07/31/23	USD	1,598,119	2,611
EUR	4,396,366	SSBT	07/31/23	USD	4,809,074	5,662
EUR	2,874,209	SSBT	07/31/23	USD	3,167,293	26,970
EUR	2,866,390	SSBT	07/31/23	USD	3,136,950	5,170
JPY	836,434,644	SSBT	07/31/23	USD	6,355,105	535,672

Net Unrealized Appreciation						$2,996,672

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/23	618	AUD	71,794,488	$(578,232)
MSCI EAFE Index Mini Futures	09/15/23	1,363	USD	146,897,325	1,414,029
S&P 500 Index E-Mini Futures	09/15/23	122	USD	27,378,325	889,730
TOPIX Index Futures	09/07/23	93	JPY	2,127,840,000	(114,417)
U.S. Treasury Long Bond Futures	09/20/23	507	USD	64,341,469	(14,004)
U.S. Treasury Note 10 Year Futures	09/20/23	641	USD	71,962,266	(1,144,863)
United Kingdom Long Gilt Bond Futures	09/27/23	425	GBP	40,502,500	58,779

Futures Contracts—Short
Euro Stoxx 50 Index Futures	09/15/23	(715)	EUR	(31,653,050)	(570,371)
FTSE 100 Index Futures	09/15/23	(3)	GBP	(226,245)	2,815
Japanese Government 10 Year Bond Futures	09/12/23	(94)	JPY	(13,963,700,000)	(436,825)
Russell 2000 Index E-Mini Futures	09/15/23	(518)	USD	(49,305,830)	(50,846)
U.S. Treasury Note 2 Year Futures	09/29/23	(184)	USD	(37,415,250)	144,875

Net Unrealized Depreciation					$(399,330)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	3.155%	Annually	03/21/33	USD	52,000,000	$(1,709,027)	$512	$(1,709,539)
Pay	12M SOFR	Annually	3.213%	Annually	01/19/33	USD	115,900,000	(3,271,590)	22,091	(3,293,681)
Pay	12M SOFR	Annually	3.282%	Annually	04/19/33	USD	87,000,000	(1,958,944)	(40,744)	(1,918,200)
Pay	12M SOFR	Annually	3.441%	Annually	05/26/33	USD	97,600,000	(911,701)	(4,515)	(907,186)
Pay	12M SOFR	Annually	3.650%	Annually	02/23/33	USD	99,000,000	686,090	3,364	682,726

Totals								$(7,165,172)	$(19,292)	$(7,145,880)

Glossary of Abbreviations

Counterparties

(CBNA)—	Citibank N.A.
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust

Currencies

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(ETF)—	Exchange-Traded Fund
(GDR)—	Global Depositary Receipt
(REIT)—	Real Estate Investment Trust
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$9,036,157	$—	$—	$9,036,157
Air Freight & Logistics	3,469,478	—	—	3,469,478
Automobile Components	—	1,873,720	—	1,873,720
Automobiles	4,482,972	—	—	4,482,972
Banks	35,463,694	10,065,066	0	45,528,760
Beverages	14,678,987	3,467,287	—	18,146,274
Biotechnology	13,831,061	—	—	13,831,061
Broadline Retail	20,921,532	—	—	20,921,532
Building Products	4,535,619	—	—	4,535,619
Capital Markets	27,208,331	—	—	27,208,331
Chemicals	10,220,923	963,568	—	11,184,491
Commercial Services & Supplies	1,245,290	—	—	1,245,290
Communications Equipment	718,976	—	—	718,976
Construction & Engineering	8,012,266	—	—	8,012,266
Construction Materials	1,267,002	—	—	1,267,002
Consumer Finance	2,220,578	—	—	2,220,578
Consumer Staples Distribution & Retail	6,006,996	—	—	6,006,996
Containers & Packaging	1,203,913	—	—	1,203,913
Diversified Telecommunication Services	5,231,288	—	—	5,231,288
Electric Utilities	6,564,648	3,031,649	—	9,596,297
Electrical Equipment	5,667,709	2,016,604	—	7,684,313
Electronic Equipment, Instruments & Components	6,205,904	1,699,771	—	7,905,675
Energy Equipment & Services	1,948,439	—	—	1,948,439
Entertainment	3,257,772	—	—	3,257,772
Financial Services	15,486,061	—	—	15,486,061
Food Products	2,270,232	5,848,262	—	8,118,494
Ground Transportation	8,915,856	—	—	8,915,856
Health Care Equipment & Supplies	7,434,538	4,592,642	—	12,027,180
Health Care Providers & Services	12,693,677	—	—	12,693,677
Health Care REITs	265,885	—	—	265,885
Hotel & Resort REITs	278,507	—	—	278,507
Hotels, Restaurants & Leisure	18,462,569	—	—	18,462,569
Household Durables	5,081,573	—	—	5,081,573
Household Products	1,113,895	138,306	—	1,252,201
Independent Power and Renewable Electricity Producers	—	6,917,867	—	6,917,867
Industrial Conglomerates	1,413,301	—	—	1,413,301
Industrial REITs	4,584,880	—	—	4,584,880
Insurance	18,954,150	14,276,153	—	33,230,303
Interactive Media & Services	19,705,262	703,985	—	20,409,247
IT Services	8,287,801	1,817,689	—	10,105,490
Leisure Products	836,934	—	—	836,934
Life Sciences Tools & Services	1,726,026	1,510,892	—	3,236,918
Machinery	17,907,436	—	—	17,907,436
Media	3,656,137	—	—	3,656,137
Metals & Mining	416,320	6,247,191	—	6,663,511

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Multi-Utilities	$2,627,052	$—	$—	$2,627,052
Oil, Gas & Consumable Fuels	22,925,726	3,171,787	—	26,097,513
Personal Care Products	2,828,791	—	—	2,828,791
Pharmaceuticals	22,996,083	7,341,932	—	30,338,015
Professional Services	4,825,536	—	—	4,825,536
Real Estate Management & Development	689,183	—	—	689,183
Residential REITs	1,100,241	—	—	1,100,241
Retail REITs	1,615,801	—	—	1,615,801
Semiconductors & Semiconductor Equipment	47,454,064	3,660,280	—	51,114,344
Software	36,493,997	—	—	36,493,997
Specialized REITs	2,450,398	—	—	2,450,398
Specialty Retail	10,951,006	—	—	10,951,006
Technology Hardware, Storage & Peripherals	20,820,716	—	—	20,820,716
Textiles, Apparel & Luxury Goods	4,613,915	9,074,949	—	13,688,864
Tobacco	2,269,471	—	—	2,269,471
Trading Companies & Distributors	1,887,048	—	—	1,887,048
Wireless Telecommunication Services	1,300,660	—	—	1,300,660
Total Common Stocks	530,740,263	88,419,600	0	619,159,863
Total Convertible Bonds*	—	284,132,573	—	284,132,573
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	—	88,498,234	691,141	89,189,375
U.S. Treasury	—	104,483,956	—	104,483,956
Total U.S. Treasury & Government Agencies	—	192,982,190	691,141	193,673,331
Total Corporate Bonds & Notes*	—	82,036,784	—	82,036,784
Total Asset-Backed Securities*	—	37,303,034	—	37,303,034
Total Mutual Funds*	30,350,357	—	—	30,350,357
Total Convertible Preferred Stocks*	11,397,281	—	—	11,397,281
Total Mortgage-Backed Securities*	—	9,151,193	—	9,151,193
Total Preferred Stock*	6,193,408	—	—	6,193,408
Total Municipals*	—	159,520	—	159,520
Short-Term Investments
Mutual Funds	26,175	—	—	26,175
Repurchase Agreement	—	167,567,991	—	167,567,991
U.S. Treasury	—	25,675,780	—	25,675,780
Total Short-Term Investments	26,175	193,243,771	—	193,269,946
Securities Lending Reinvestments
Certificates of Deposit	—	15,998,783	—	15,998,783
Commercial Paper	—	8,985,582	—	8,985,582
Repurchase Agreements	—	35,500,000	—	35,500,000
Mutual Funds	16,586,576	—	—	16,586,576
Total Securities Lending Reinvestments	16,586,576	60,484,365	—	77,070,941
Total Investments	$595,294,060	$947,913,030	$691,141	$1,543,898,231

Collateral for Securities Loaned (Liability)	$—	$(77,045,159)	$—	$(77,045,159)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,037,700	$—	$3,037,700
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(41,028)	—	(41,028)
Total Forward Contracts	$—	$2,996,672	$—	$2,996,672
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,510,228	$—	$—	$2,510,228
Futures Contracts (Unrealized Depreciation)	(2,909,558)	—	—	(2,909,558)
Total Futures Contracts	$(399,330)	$—	$—	$(399,330)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$682,726	$—	$682,726
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(7,828,606)	—	(7,828,606)
Total Centrally Cleared Swap Contracts	$—	$(7,145,880)	$—	$(7,145,880)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

During the period ended June 30, 2023, a transfer out of Level 3 in the amount of $470,000 was due to the initiation of a broker providing prices based on market indications which have been determined to be a significant observable input.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2023

Assets
Investments at value (a) (b)	$1,376,330,240
Repurchase Agreement at value which equals cost	167,567,991
Cash	96,713
Cash denominated in foreign currencies (c)	4,823,228
Cash collateral (d)	18,976,330
Unrealized appreciation on forward foreign currency exchange contracts	3,037,700
Receivable for:
Investments sold	7,713,033
Fund shares sold	144,622
Dividends and interest	4,047,886
Variation margin on futures contracts	1,170,980
Variation margin on centrally cleared swap contracts	1,163,073
Prepaid expenses	12,332

Total Assets	1,585,084,128
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	41,028
Collateral for securities loaned	77,045,159
Payables for:
Investments purchased	4,776,751
Fund shares redeemed	477,157
Foreign taxes	472,022
Accrued Expenses:
Management fees	820,147
Distribution and service fees	307,538
Deferred trustees’ fees	211,125
Other expenses	398,016

Total Liabilities	84,548,943

Net Assets	$1,500,535,185

Net Assets Consist of:
Paid in surplus	$1,588,252,448
Distributable earnings (Accumulated losses) (e)	(87,717,263)

Net Assets	$1,500,535,185

Net Assets
Class B	$1,500,535,185
Capital Shares Outstanding*
Class B	153,908,437
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,332,438,291.
(b)	Includes securities loaned at value of $85,818,217.
(c)	Identified cost of cash denominated in foreign currencies was $4,828,317.
(d)	Includes collateral of $18,898,330 for futures contracts and $78,000 for centrally cleared swap contracts.
(e)	Includes foreign capital gains tax of $472,022.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2023

Investment Income
Dividends (a)	$9,434,239
Interest	10,039,498
Securities lending income	387,930

Total investment income	19,861,667
Expenses
Management fees	5,475,122
Administration fees	50,091
Custodian and accounting fees	197,328
Distribution and service fees—Class B	1,880,132
Audit and tax services	59,933
Legal	24,651
Trustees’ fees and expenses	17,766
Shareholder reporting	21,458
Insurance	7,213
Miscellaneous	36,325

Total expenses	7,770,019
Less management fee waiver	(462,807)

Net expenses	7,307,212

Net Investment Income	12,554,455

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	5,225,865
Increase from payment by affiliate (c)	7,157,464
Futures contracts	(11,422,981)
Swap contracts	(11,560,604)
Foreign currency transactions	(300,591)
Forward foreign currency transactions	(11,233,233)

Net realized gain (loss)	(22,134,080)

Net change in unrealized appreciation (depreciation) on:
Investments (d)	88,514,962
Futures contracts	(19,741,444)
Swap contracts	10,881,918
Foreign currency transactions	91,869
Forward foreign currency transactions	11,358,286

Net change in unrealized appreciation (depreciation)	91,105,591

Net realized and unrealized gain (loss)	68,971,511

Net Increase (Decrease) in Net Assets From Operations	$81,525,966

(a)	Net of foreign withholding taxes of $731,738.
(b)	Net of foreign capital gains tax of $10,332.
(c)	See Note 7 of the Notes to Consolidated Financial Statements.
(d)	Includes change in foreign capital gains tax of $(85,360).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,554,455	$17,654,288
Net realized gain (loss)	(22,134,080)	(91,342,586)
Net change in unrealized appreciation (depreciation)	91,105,591	(274,567,779)

Increase (decrease) in net assets from operations	81,525,966	(348,256,077)

From Distributions to Shareholders
Class B	(25,546,439)	(252,733,531)

Total distributions	(25,546,439)	(252,733,531)

Increase (decrease) in net assets from capital share transactions	(56,931,680)	56,221,617

Total increase (decrease) in net assets	(952,153)	(544,767,991)

Net Assets
Beginning of period	1,501,487,338	2,046,255,329

End of period	$1,500,535,185	$1,501,487,338

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	980,842	$9,549,820	1,586,968	$17,253,793
Reinvestments	2,630,941	25,546,439	26,772,620	252,733,531
Redemptions	(9,445,410)	(92,027,939)	(20,083,181)	(213,765,707)

Net increase (decrease)	(5,833,627)	$(56,931,680)	8,276,407	$56,221,617

Increase (decrease) derived from capital shares transactions		$(56,931,680)		$56,221,617

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2023		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.40		$13.51	$13.07	$12.27	$10.79	$12.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.11	0.11	0.12	0.16	0.18
Net realized and unrealized gain (loss)	0.44		(2.46)	1.12	1.28	1.64	(1.01)

Total income (loss) from investment operations	0.52		(2.35)	1.23	1.40	1.80	(0.83)

Less Distributions
Distributions from net investment income	(0.17)		(0.29)	(0.07)	(0.28)	(0.32)	(0.19)
Distributions from net realized capital gains	0.00		(1.47)	(0.72)	(0.32)	0.00	(0.64)

Total distributions	(0.17)		(1.76)	(0.79)	(0.60)	(0.32)	(0.83)

Net Asset Value, End of Period	$9.75		$9.40	$13.51	$13.07	$12.27	$10.79

Total Return (%) (b)	5.52	% (c)(d)(e)	(17.54)	9.64	12.23	16.91	(7.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(f)	1.03	1.02	1.03	1.02	1.03
Net ratio of expenses to average net assets (%) (g)	0.97	(f)	0.96	0.96	0.97	0.96	0.96 (h)
Ratio of net investment income (loss) to average net assets (%)	1.67	(f)	1.05	0.79	1.04	1.39	1.53
Portfolio turnover rate (%)	28	(c)	58 (i)	61 (i)	51 (i)	51	89
Net assets, end of period (in millions)	$1,500.5		$1,501.5	$2,046.3	$2,070.5	$2,080.0	$2,005.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	During 2023, 0.54% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadviser. Excluding this item, total return would have been 4.98%.
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(h)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the year ended December 31, 2018.
(i)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 53%, 60% and 49% for years ended December 31, 2022, 2021 and 2020, respectively.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2023, the Portfolio held $26,283 in the Subsidiary, representing less than 0.01% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2023, the Portfolio received EU tax reclaim payments in the amount of $39,088 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Consolidated Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Consolidated Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Consolidated Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $167,567,991, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $35,500,000, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(24,011,050)	$—	$—	$—	$(24,011,050)
Convertible Bonds	(12,826,993)	—	—	—	(12,826,993)
Corporate Bonds & Notes	(2,687,816)	—	—	—	(2,687,816)
Mutual Funds	(17,553,703)	—	—	—	(17,553,703)
U.S. Treasury & Government Agencies	(19,965,597)	—	—	—	(19,965,597)
Total Borrowings	$(77,045,159)	$—	$—	$—	$(77,045,159)
Gross amount of recognized liabilities for securities lending transactions					$(77,045,159)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors such as changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

BHFTI-37

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)(b)	$682,726	Unrealized depreciation on centrally cleared swap contracts (a)(b)	$7,828,606
	Unrealized appreciation on futures contracts (b) (c)	203,654	Unrealized depreciation on futures contracts (b) (c)	2,173,924
Equity	Unrealized appreciation on futures contracts (b) (c)	2,306,574	Unrealized depreciation on futures contracts (b) (c)	735,634
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,037,700	Unrealized depreciation on forward foreign currency exchange contracts	41,028

Total		$6,230,654		$10,779,192

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$429,355	$—	$—	$429,355
Royal Bank of Canada	2,034,871	(41,028)	—	1,993,843
State Street Bank and Trust	573,474	—	—	573,474

	$3,037,700	$(41,028)	$—	$2,996,672

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Royal Bank of Canada	$41,028	$(41,028)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-39

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(11,233,233)	$(11,233,233)
Futures contracts	357,439	(11,780,420)	—	(11,422,981)
Swap contracts	(11,560,604)	—	—	(11,560,604)

	$(11,203,165)	$(11,780,420)	$(11,233,233)	$(34,216,818)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$11,358,286	$11,358,286
Futures contracts	(12,516,624)	(7,224,820)	—	(19,741,444)
Swap contracts	10,881,918	—	—	10,881,918

	$(1,634,706)	$(7,224,820)	$11,358,286	$2,498,760

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$231,335,317
Futures contracts long	356,674,978
Futures contracts short	(295,661,752)
Swap contracts	456,383,333

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

BHFTI-40

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in

BHFTI-41

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-42

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$45,945,675	$307,864,398	$25,590,923	$423,408,574

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$5,475,122	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $250 million
0.075%	$250 million to $500 million
0.045%	$500 million to $750 million
0.025%	$750 million to $1 billion
0.050%	$1 billion to $3 billion
0.075%	$3 billion to $5 billion
0.100%	Over $5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the six months ended June 30, 2023, the Subadviser voluntarily reimbursed the Portfolio for underperformance that occurred as a result of an operational error. The error did not result in a breach of regulatory or investment guidelines for the Portfolio. This reimbursement is reflected as net increase from payments by affiliates in the Consolidated Statement of Operations.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an

BHFTI-43

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,506,206,544

Gross unrealized appreciation	118,873,459
Gross unrealized (depreciation)	(85,679,882)

Net unrealized appreciation (depreciation)	$33,193,577

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$55,527,350	$69,847,111	$197,206,181	$50,107,711	$252,733,531	$119,954,822

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$25,302,279	$—	$(67,820,613)	$(100,968,438)	$(143,486,772)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $100,968,438.

BHFTI-44

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

10. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-45

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the JPMorgan Global Active Allocation Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the JPMorgan Global Active Allocation Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of June 30, 2023, the related consolidated statement of operations for the six months then ended, the consolidated statements of changes in net assets for the six months then ended and the year ended December 31, 2022, the consolidated financial highlights for the six months then ended and each of the five years in the period ended December 31, 2022, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the JPMorgan Global Active Allocation Portfolio and subsidiary as of June 30, 2023, and the results of their operations for the six months then ended, the changes in their net assets for the six months then ended and the year ended December 31, 2022, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-46

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-47

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned 2.78% and 2.73%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned 2.50%.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index returned +16.89% year-to-date 2023. Information Technology (“IT”) and Communication Services were the best performers, returning +42.78% and +36.24% respectively. Utilities and Energy were laggards, returning -5.69% and -5.52% respectively.

Despite economic headwinds, equity markets have had a solid year so far, supported by a better-than-expected earnings season in the first quarter of 2023. The economy witnessed the second largest banking failure in the U.S. as Signature Bank and Silicon Valley Bank collapsed in the first quarter, but markets remained resilient due to the swift actions of the U.S. Federal Reserve (the “Fed”). Energy prices have been declining since the second half of 2022, while a combination of improved supply chains and lower consumer demand has allowed inflation to ease across core goods categories. Shelter inflation, which has been the stickier part until now, has also started to ease. Since the beginning of 2022, the Fed has raised the federal funds rate by a cumulative 5.00% to combat persistently high inflation. At the June meeting, they voted to leave the federal funds rate unchanged at 5.00%-5.25%. In our view, while the U.S. economy is poised to continue to grow at a tempered pace, a slower-moving economy and its sensitivity to shocks is a challenge that remains.

Large cap stocks, as represented by the S&P 500 Index, outperformed the small cap Russell 2000 Index, returning +16.89% vs. +8.09%, respectively, over the period. Value underperformed growth as the Russell 3000 Value Index returned +4.98% and the Russell 3000 Growth Index returned +28.05%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Strong stock selection in the Financials and Industrials sectors contributed most to relative performance during the period. On a stock specific basis, overweights in Moonlake Immunotherapeutics (“Moonlake”) and PROG Holdings were top contributors to performance. Shares of Moonlake outperformed as the company announced positive topline results from the Ph2 trial for sonelokimab in hidradenitis suppuritiva (“HS”), a chronic inflammatory skin condition. Alternatively, our overweight in PROG Holdings contributed positively to performance. The stock jumped after the company boosted its fiscal year 2023 adjusted earnings-per-share guidance and issued a better-than-expected profit outlook for the current period on strength of first quarter earnings combined with the current stability of its lease portfolio and strong profit margin.

Stock selection in the Energy and IT sectors detracted most from performance during the period. On a stock specific basis, overweight positions in Community Health Systems and Calix were top detractors from performance. An overweight in Community Health Systems detracted from results since shares started falling when the company reported an adjusted loss of $0.43 per share for the first quarter of 2023. The bottom line also declined by a significant margin of 207%. The company still suffers from declining patient days, length of stay and occupancy rate year-over-year. Alternatively, our overweight in Calix also detracted during the period as the stock underperformed due to concerns over continued supply chain constraints.

The Portfolio is run in a systematic manner that utilizes an alpha model comprised of three different factors: quality, valuation, and momentum. Quality seeks companies that generate quality earnings and assesses how well they are converted into cash flows. The quality factor also favors companies that utilize these cash flows for the best possible return based on its peer group. Additionally, all companies are assessed through multiple valuation and momentum metrics to ensure the Portfolio is investing in attractively valued companies with underlying or improving strength in the business. During the period, quality, valuation, and momentum were all additive.

As of June 30, 2023, our largest relative sector overweights were in the IT and Financials sectors, and our largest relative underweights were in the Energy and Materials sectors.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Futures contracts are utilized to effectively gain targeted equity exposure from cash positions. All derivatives acted as the Portfolio managers expected over the period.

Phillip Hart

Wonseok Choi

Akash Gupta

Robert Ippolito

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years).

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
JPMorgan Small Cap Value Portfolio
Class A	2.78	8.17	4.23	7.25
Class B	2.73	7.90	3.97	6.99
Russell 2000 Value Index	2.50	6.01	3.54	7.29

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Rush Enterprises, Inc. - Class A	1.2
Beacon Roofing Supply, Inc.	1.1
Meritage Homes Corp.	1.1
Encore Wire Corp.	1.0
Agree Realty Corp.	1.0
OFG Bancorp	0.9
Enova International, Inc.	0.9
Knowles Corp.	0.9
Essent Group, Ltd.	0.9
M/I Homes, Inc.	0.9

Top Sectors

% of Net Assets
Financials	25.4
Industrials	14.5
Real Estate	10.3
Health Care	10.2
Consumer Discretionary	9.6
Information Technology	7.7
Energy	7.3
Utilities	4.3
Materials	4.0
Consumer Staples	3.4

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.77%	$1,000.00	$1,027.80	$3.87
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class B (a)	Actual	1.02%	$1,000.00	$1,027.30	$5.13
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.2%
V2X, Inc. (a)	17,100	$847,476

Air Freight & Logistics—0.7%
Hub Group, Inc. - Class A (a)	27,437	2,203,740
Radiant Logistics, Inc. (a)	66,102	444,205

		2,647,945

Automobile Components—0.1%
Dana, Inc.	31,026	527,442

Banks—14.0%
Ameris Bancorp	48,285	1,651,830
Associated Banc-Corp.	10,004	162,365
Axos Financial, Inc. (a)	36,041	1,421,457
Banc of California, Inc.	27,617	319,805
Bancorp, Inc. (The) (a)	13,873	452,953
Bank of NT Butterfield & Son, Ltd. (The)	64,010	1,751,314
Banner Corp.	24,500	1,069,915
Brookline Bancorp, Inc.	68,002	594,338
Business First Bancshares, Inc.	30,159	454,496
Byline Bancorp, Inc.	55,999	1,013,022
Cadence Bank	4,091	80,347
Capital City Bank Group, Inc.	28,500	873,240
Capstar Financial Holdings, Inc.	13,491	165,535
Cathay General Bancorp	6,595	212,293
Central Pacific Financial Corp.	21,406	336,288
Columbia Banking System, Inc.	41,897	849,671
Community Trust Bancorp, Inc.	6,719	238,995
ConnectOne Bancorp, Inc.	112,440	1,865,380
Customers Bancorp, Inc. (a)	54,033	1,635,039
CVB Financial Corp.	79,269	1,052,692
Eastern Bankshares, Inc.	108,023	1,325,442
Enterprise Financial Services Corp.	37,000	1,446,700
Equity Bancshares, Inc. - Class A	8,647	196,979
Financial Institutions, Inc.	9,562	150,506
First Bancorp	3,495	103,976
First BanCorp/Puerto Rico	209,110	2,555,324
First Bancshares, Inc. (The)	5,922	153,025
First Citizens BancShares, Inc. - Class A	1,254	1,609,446
First Commonwealth Financial Corp.	19,473	246,333
First Financial Corp.	19,990	649,075
First Foundation, Inc.	16,948	67,284
First Interstate BancSystem, Inc. - Class A	23,406	557,999
First Merchants Corp.	30,332	856,272
FNB Corp.	16,091	184,081
Glacier Bancorp, Inc.	7,400	230,658
Hancock Whitney Corp.	36,186	1,388,819
Heritage Commerce Corp.	54,858	454,224
Home BancShares, Inc.	20,592	469,498
HomeTrust Bancshares, Inc.	16,871	352,435
Independent Bank Corp. /MA	8,323	370,457
Independent Bank Corp. /MI	7,598	128,862
Mercantile Bank Corp.	2,600	71,812
Mid Penn Bancorp, Inc.	4,709	103,975
Midland States Bancorp, Inc.	7,844	156,174
MVB Financial Corp.	3,467	73,084

Banks—(Continued)
National Bank Holdings Corp. - Class A	11,273	327,368
OceanFirst Financial Corp.	152,600	2,383,612
OFG Bancorp	137,772	3,593,094
Old National Bancorp	235,129	3,277,698
Old Second Bancorp, Inc.	92,095	1,202,761
Orrstown Financial Services, Inc.	5,835	111,740
Pathward Financial, Inc.	24,900	1,154,364
Peapack Gladstone Financial Corp.	36,601	991,155
Peoples Bancorp, Inc.	2,427	64,437
Pinnacle Financial Partners, Inc.	7,626	432,013
Popular, Inc.	9,100	550,732
Preferred Bank	1,900	104,481
Premier Financial Corp.	11,809	189,180
QCR Holdings, Inc.	23,577	967,364
Seacoast Banking Corp. of Florida	16,300	360,230
Sierra Bancorp	6,962	118,145
SmartFinancial, Inc.	4,580	98,516
South Plains Financial, Inc.	2,831	63,726
Southside Bancshares, Inc. (b)	10,700	279,912
SouthState Corp.	38,584	2,538,827
Towne Bank	21,800	506,632
TriCo Bancshares	18,262	606,298
United Community Banks, Inc.	15,360	383,846
Univest Financial Corp.	9,700	175,376
Veritex Holdings, Inc.	54,351	974,513
Washington Federal, Inc.	33,792	896,164
Wintrust Financial Corp.	25,195	1,829,661

		54,285,260

Beverages—0.2%
Primo Water Corp.	61,589	772,326

Biotechnology—5.7%
2seventy bio, Inc. (a)	59,898	606,168
Agios Pharmaceuticals, Inc. (a) (b)	28,108	796,019
Akero Therapeutics, Inc. (a)	16,600	775,054
Allogene Therapeutics, Inc. (a) (b)	114,700	570,059
Allovir, Inc. (a)	100,824	342,802
Arcellx, Inc. (a) (b)	27,861	880,965
Avidity Biosciences, Inc. (a)	61,500	682,035
BioCryst Pharmaceuticals, Inc. (a)	49,485	348,374
Biohaven, Ltd. (a)	1,589	38,009
Bluebird Bio, Inc. (a)	134,936	443,939
Cytokinetics, Inc. (a)	20,308	662,447
EQRx, Inc. (a) (b)	181,417	337,436
Fate Therapeutics, Inc. (a)	165,928	789,817
Generation Bio Co. (a)	64,254	353,397
Geron Corp. (a)	177,700	570,417
Iovance Biotherapeutics, Inc. (a)	115,495	813,085
Kezar Life Sciences, Inc. (a)	133,730	327,638
Kymera Therapeutics, Inc. (a)	61,127	1,405,310
Lexicon Pharmaceuticals, Inc. (a) (b)	402,883	922,602
MacroGenics, Inc. (a)	150,000	802,500
Mersana Therapeutics, Inc. (a)	189,300	622,797
MoonLake Immunotherapeutics (a) (b)	40,588	2,069,988
Prothena Corp. plc (a)	22,741	1,552,755

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Relay Therapeutics, Inc. (a)	94,967	$1,192,785
SpringWorks Therapeutics, Inc. (a) (b)	40,963	1,074,050
Syndax Pharmaceuticals, Inc. (a)	50,700	1,061,151
Twist Bioscience Corp. (a) (b)	62,649	1,281,799
Veracyte, Inc. (a)	22,900	583,263

		21,906,661

Building Products—0.9%
Gibraltar Industries, Inc. (a)	12,855	808,837
Resideo Technologies, Inc. (a)	27,964	493,844
UFP Industries, Inc.	23,775	2,307,364

		3,610,045

Capital Markets—1.1%
AssetMark Financial Holdings, Inc. (a)	13,115	388,991
Piper Sandler Cos.	4,344	561,505
Stifel Financial Corp.	3,186	190,109
StoneX Group, Inc. (a)	10,769	894,689
Victory Capital Holdings, Inc. - Class A	53,146	1,676,225
Virtus Investment Partners, Inc.	3,173	626,572

		4,338,091

Chemicals—1.3%
AdvanSix, Inc.	24,388	853,092
Avient Corp.	15,166	620,290
Ecovyst, Inc. (a)	15,946	182,741
HB Fuller Co.	8,378	599,111
Minerals Technologies, Inc.	9,706	559,939
Sensient Technologies Corp.	17,333	1,232,896
Tronox Holding plc	72,509	921,589

		4,969,658

Commercial Services & Supplies—0.9%
ABM Industries, Inc.	57,525	2,453,441
ACCO Brands Corp.	31,439	163,797
Heritage-Crystal Clean, Inc. (a)	23,977	906,091

		3,523,329

Communications Equipment—0.3%
Aviat Networks, Inc. (a)	9,735	324,857
NETGEAR, Inc. (a)	64,034	906,721

		1,231,578

Construction & Engineering—1.7%
API Group Corp. (a)	46,300	1,262,138
Argan, Inc.	21,248	837,384
Comfort Systems USA, Inc.	7,569	1,242,830
MasTec, Inc. (a)	5,197	613,090
MYR Group, Inc. (a)	13,288	1,838,262
Primoris Services Corp.	24,064	733,230

		6,526,934

Construction Materials—0.1%
Summit Materials, Inc. - Class A (a)	12,262	464,117

Consumer Finance—2.4%
Encore Capital Group, Inc. (a) (b)	28,657	1,393,303
Enova International, Inc. (a)	66,832	3,550,116
FirstCash Holdings, Inc.	13,611	1,270,315
LendingClub Corp. (a)	30,188	294,333
Navient Corp.	26,800	497,944
Nelnet, Inc. - Class A	6,800	656,064
PROG Holdings, Inc. (a)	55,410	1,779,769

		9,441,844

Consumer Staples Distribution & Retail—0.9%
Andersons, Inc. (The)	24,410	1,126,521
BJ’s Wholesale Club Holdings, Inc. (a)	9,300	585,993
Sprouts Farmers Market, Inc. (a)	35,041	1,287,056
United Natural Foods, Inc. (a)	29,320	573,206

		3,572,776

Containers & Packaging—0.3%
Greif, Inc. - Class A	10,717	738,294
Myers Industries, Inc.	4,911	95,421
O-I Glass, Inc. (a)	20,510	437,478

		1,271,193

Diversified Consumer Services—0.5%
Carriage Services, Inc.	16,500	535,755
Laureate Education, Inc.	73,358	886,898
Stride, Inc. (a) (b)	17,246	642,069

		2,064,722

Diversified REITs—0.8%
Alexander & Baldwin, Inc. (a)	13,913	258,504
American Assets Trust, Inc.	10,544	202,445
Armada Hoffler Properties, Inc.	22,359	261,153
Broadstone Net Lease, Inc.	104,697	1,616,522
Essential Properties Realty Trust, Inc.	33,510	788,825

		3,127,449

Diversified Telecommunication Services—0.8%
ATN International, Inc.	4,500	164,700
EchoStar Corp. - Class A (a)	67,511	1,170,641
Liberty Latin America, Ltd. - Class A (a)	26,490	231,787
Liberty Latin America, Ltd. - Class C (a)	159,269	1,372,899

		2,940,027

Electric Utilities—1.4%
IDACORP, Inc.	15,088	1,548,029
MGE Energy, Inc.	17,658	1,396,924
Portland General Electric Co.	50,103	2,346,324

		5,291,277

Electrical Equipment—1.2%
Encore Wire Corp. (b)	21,133	3,929,259
Powell Industries, Inc.	11,062	670,246

		4,599,505

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—1.9%
Belden, Inc.	5,004	$478,633
Benchmark Electronics, Inc.	40,959	1,057,971
Knowles Corp. (a)	194,478	3,512,273
OSI Systems, Inc. (a)	13,766	1,622,048
ScanSource, Inc. (a)	26,967	797,144

		7,468,069

Energy Equipment & Services—1.8%
ChampionX Corp.	27,155	842,891
Expro Group Holdings NV (a)	24,700	437,684
Helmerich & Payne, Inc.	24,091	854,026
Liberty Energy, Inc.	91,600	1,224,692
NexTier Oilfield Solutions, Inc. (a) (b)	98,445	880,098
Noble Corp. plc (a)	23,000	950,130
Oil States International, Inc. (a)	72,300	540,081
Patterson-UTI Energy, Inc.	24,353	291,506
Select Water Solutions, Inc.	105,500	854,550

		6,875,658

Financial Services—4.5%
Essent Group, Ltd.	74,169	3,471,109
Jackson Financial, Inc. - Class A	45,284	1,386,143
Merchants Bancorp (b)	57,865	1,480,187
Mr Cooper Group, Inc. (a)	46,010	2,329,947
NMI Holdings, Inc. - Class A (a)	54,049	1,395,545
PennyMac Financial Services, Inc. (b)	14,886	1,046,635
Radian Group, Inc.	85,439	2,159,898
Repay Holdings Corp. (a)	264,939	2,074,472
StoneCo, Ltd. - Class A (a)	160,500	2,044,770
Waterstone Financial, Inc.	6,384	92,504

		17,481,210

Food Products—1.1%
Darling Ingredients, Inc. (a)	17,439	1,112,434
Hostess Brands, Inc. (a)	71,700	1,815,444
John B Sanfilippo & Son, Inc.	9,800	1,149,246

		4,077,124

Gas Utilities—1.4%
Chesapeake Utilities Corp.	7,800	928,200
New Jersey Resources Corp.	18,196	858,851
Northwest Natural Holding Co.	22,822	982,487
ONE Gas, Inc.	17,006	1,306,231
Southwest Gas Holdings, Inc. (a)	1,358	86,437
Spire, Inc. (b)	19,124	1,213,226

		5,375,432

Ground Transportation—0.6%
ArcBest Corp. (b)	23,717	2,343,240

Health Care Equipment & Supplies—1.7%
Alphatec Holdings, Inc. (a)	105,445	1,895,901
Inari Medical, Inc. (a)	22,013	1,279,836
RxSight, Inc. (a)	73,800	2,125,440

Health Care Equipment & Supplies—(Continued)
Sight Sciences, Inc. (a) (b)	153,980	1,274,954

		6,576,131

Health Care Providers & Services—1.1%
AdaptHealth Corp. (a)	84,180	1,024,470
Fulgent Genetics, Inc. (a)	19,024	704,459
ModivCare, Inc. (a)	14,800	669,108
NeoGenomics, Inc. (a)	74,040	1,189,823
Surgery Partners, Inc. (a)	14,400	647,856

		4,235,716

Health Care REITs—1.0%
CareTrust REIT, Inc. (b)	67,948	1,349,447
Community Healthcare Trust, Inc.	12,800	422,656
Global Medical REIT, Inc.	16,755	152,973
Physicians Realty Trust (b)	130,794	1,829,808
Sabra Health Care REIT, Inc.	11,280	132,766

		3,887,650

Health Care Technology—1.1%
Evolent Health, Inc. - Class A (a)	51,274	1,553,602
Health Catalyst, Inc. (a)	133,333	1,666,663
Phreesia, Inc. (a)	23,977	743,527
Veradigm, Inc. (a)	31,459	396,383

		4,360,175

Hotel & Resort REITs—1.8%
Apple Hospitality REIT, Inc.	151,383	2,287,397
DiamondRock Hospitality Co.	111,706	894,765
RLJ Lodging Trust	118,889	1,220,990
Ryman Hospitality Properties, Inc.	23,750	2,206,850
Xenia Hotels & Resorts, Inc.	35,157	432,783

		7,042,785

Hotels, Restaurants & Leisure—2.7%
Bloomin’ Brands, Inc.	35,041	942,252
Bluegreen Vacations Holding Corp.	36,341	1,295,557
Dine Brands Global, Inc.	16,842	977,341
Full House Resorts, Inc. (a)	72,711	487,164
International Game Technology plc	23,400	746,226
Light & Wonder, Inc. (a)	32,609	2,242,195
Marriott Vacations Worldwide Corp.	6,066	744,420
Papa John’s International, Inc.	13,462	993,899
SeaWorld Entertainment, Inc. (a)	33,162	1,857,404

		10,286,458

Household Durables—3.5%
GoPro, Inc. - Class A (a)	241,388	999,346
M/I Homes, Inc. (a)	38,000	3,313,220
Meritage Homes Corp. (b)	29,155	4,147,882
Taylor Morrison Home Corp. (a)	66,421	3,239,352
TRI Pointe Group, Inc. (a)	58,966	1,937,623

		13,637,423

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.6%
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a)	66,211	$2,414,053

Independent Power and Renewable Electricity Producers—0.5%
Clearway Energy, Inc. - Class A	35,388	955,476
Clearway Energy, Inc. - Class C (b)	35,243	1,006,540

		1,962,016

Industrial REITs—1.4%
First Industrial Realty Trust, Inc.	8,233	433,385
Innovative Industrial Properties, Inc.	6,100	445,361
LXP Industrial Trust	91,400	891,150
Plymouth Industrial REIT, Inc.	21,922	504,645
STAG Industrial, Inc.	54,655	1,961,021
Terreno Realty Corp.	22,233	1,336,203

		5,571,765

Insurance—1.3%
American Equity Investment Life Holding Co.	27,906	1,454,182
CNO Financial Group, Inc.	17,968	425,303
Employers Holdings, Inc.	19,011	711,201
James River Group Holdings, Ltd.	27,595	503,885
RLI Corp.	8,869	1,210,352
Selective Insurance Group, Inc.	3,700	355,015
Skyward Specialty Insurance Group, Inc. (a)	12,200	309,880

		4,969,818

Interactive Media & Services—0.2%
Cars.com, Inc. (a)	17,737	351,547
QuinStreet, Inc. (a)	39,259	346,657

		698,204

IT Services—0.5%
Information Services Group, Inc.	238,557	1,278,666
Unisys Corp. (a)	198,500	790,030

		2,068,696

Leisure Products—0.5%
Topgolf Callaway Brands Corp. (a)	95,325	1,892,201

Life Sciences Tools & Services—0.3%
Pacific Biosciences of California, Inc. (a)	75,051	998,178

Machinery—1.7%
3D Systems Corp. (a)	64,864	644,100
AGCO Corp.	13,115	1,723,573
Albany International Corp. - Class A	2,455	229,003
EnPro Industries, Inc.	3,322	443,587
Luxfer Holdings plc	7,771	110,581
Mueller Industries, Inc. (b)	28,604	2,496,557
Terex Corp.	16,957	1,014,537

		6,661,938

Marine Transportation—0.4%
Matson, Inc.	19,875	1,544,884

Marine Transportation—(Continued)
Safe Bulkers, Inc.	56,591	184,486

		1,729,370

Media—1.0%
AMC Networks, Inc. - Class A (a)	34,261	409,419
Entravision Communications Corp. - Class A	153,020	671,758
Gray Television, Inc.	122,464	965,016
John Wiley & Sons, Inc. - Class A	5,373	182,843
Magnite, Inc. (a) (b)	73,712	1,006,169
Thryv Holdings, Inc. (a)	25,133	618,272

		3,853,477

Metals & Mining—2.2%
Alpha Metallurgical Resources, Inc.	7,200	1,183,392
Arconic Corp. (a)	43,647	1,291,078
Commercial Metals Co.	59,394	3,127,688
Constellium SE (a)	41,492	713,663
Hecla Mining Co.	57,600	296,640
Olympic Steel, Inc. (b)	3,669	179,781
Ryerson Holding Corp.	21,300	923,994
Schnitzer Steel Industries, Inc. - Class A	17,304	518,947
SunCoke Energy, Inc.	34,400	270,728
Warrior Met Coal, Inc.	5,113	199,151

		8,705,062

Mortgage Real Estate Investment Trusts—2.0%
Ares Commercial Real Estate Corp. (b)	15,391	156,219
Blackstone Mortgage Trust, Inc. - Class A (b)	36,631	762,291
Dynex Capital, Inc.	64,264	809,084
Ellington Financial, Inc. (b)	18,690	257,922
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	7,553	188,825
KKR Real Estate Finance Trust, Inc.	33,570	408,547
Ladder Capital Corp.	113,200	1,228,220
MFA Financial, Inc.	232,125	2,609,085
PennyMac Mortgage Investment Trust (b)	87,800	1,183,544
Ready Capital Corp. (b)	22,648	255,469

		7,859,206

Multi-Utilities—0.8%
Avista Corp.	8,682	340,942
Black Hills Corp.	2,464	148,481
NorthWestern Corp.	19,184	1,088,884
Unitil Corp.	29,991	1,520,843

		3,099,150

Office REITs—0.9%
Brandywine Realty Trust	133,000	618,450
Corporate Office Properties Trust	74,777	1,775,954
Equity Commonwealth	24,872	503,906
Piedmont Office Realty Trust, Inc. - Class A	91,785	667,277

		3,565,587

Oil, Gas & Consumable Fuels—5.5%
Arch Resources, Inc.	5,760	649,498

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Berry Corp.	8,435	$58,033
California Resources Corp.	39,900	1,807,071
Chord Energy Corp.	14,470	2,225,486
Civitas Resources, Inc.	11,500	797,755
CNX Resources Corp. (a) (b)	52,419	928,865
CVR Energy, Inc.	18,402	551,324
Delek U.S. Holdings, Inc.	4,474	107,152
Dorian LPG, Ltd.	47,867	1,227,789
Green Plains, Inc. (a)	22,434	723,272
Gulfport Energy Corp. (a)	9,900	1,040,193
International Seaways, Inc.	26,000	994,240
Matador Resources Co.	26,500	1,386,480
Murphy Oil Corp.	56,245	2,154,184
Ovintiv, Inc. (b)	41,542	1,581,504
Par Pacific Holdings, Inc. (a)	9,389	249,841
PBF Energy, Inc. - Class A	18,800	769,672
Peabody Energy Corp.	37,979	822,625
REX American Resources Corp. (a)	5,489	191,072
SM Energy Co.	58,237	1,842,036
Teekay Tankers, Ltd. - Class A	17,800	680,494
World Fuel Services Corp.	29,552	611,135

		21,399,721

Paper & Forest Products—0.1%
Louisiana-Pacific Corp.	3,351	251,258

Passenger Airlines—0.8%
Hawaiian Holdings, Inc. (a)	95,366	1,027,092
SkyWest, Inc. (a)	49,421	2,012,423

		3,039,515

Personal Care Products—0.6%
BellRing Brands, Inc. (a)	8,400	307,440
Edgewell Personal Care Co.	29,090	1,201,708
Herbalife, Ltd. (a)	72,608	961,330

		2,470,478

Pharmaceuticals—0.4%
ANI Pharmaceuticals, Inc. (a)	9,100	489,853
Intra-Cellular Therapies, Inc. (a)	14,935	945,684
NGM Biopharmaceuticals, Inc. (a)	54,165	140,288

		1,575,825

Professional Services—0.3%
Heidrick & Struggles International, Inc.	20,466	541,735
KBR, Inc.	9,412	612,345

		1,154,080

Real Estate Management & Development—0.6%
Forestar Group, Inc. (a)	97,534	2,199,392

Residential REITs—0.2%
Independence Realty Trust, Inc.	27,538	501,742
UMH Properties, Inc.	28,019	447,744

		949,486

Retail REITs—3.0%
Acadia Realty Trust	17,248	248,199
Agree Realty Corp.	56,940	3,723,307
Getty Realty Corp.	3,914	132,371
Kite Realty Group Trust	98,201	2,193,810
Macerich Co. (The)	35,638	401,640
NETSTREIT Corp.	9,632	172,124
Phillips Edison & Co., Inc. (b)	15,224	518,834
Retail Opportunity Investments Corp.	165,266	2,232,744
RPT Realty	61,825	646,071
SITE Centers Corp.	88,802	1,173,962
Urstadt Biddle Properties, Inc. - Class A	8,349	177,500

		11,620,562

Semiconductors & Semiconductor Equipment—2.1%
ACM Research, Inc. - Class A (a)	103,448	1,353,100
Cohu, Inc. (a)	33,891	1,408,510
Photronics, Inc. (a)	89,267	2,302,196
Synaptics, Inc. (a)	26,800	2,288,184
Veeco Instruments, Inc. (a)	29,876	767,215

		8,119,205

Software—2.5%
Adeia, Inc.	82,000	902,820
C3.ai, Inc. - Class A (a) (b)	6,900	251,367
E2open Parent Holdings, Inc. (a)	202,900	1,136,240
eGain Corp. (a)	77,785	582,610
LiveRamp Holdings, Inc. (a)	100,790	2,878,562
Marathon Digital Holdings, Inc. (a) (b)	23,606	327,179
ON24, Inc.	93,500	759,220
Riot Platforms, Inc. (a) (b)	68,675	811,739
Verint Systems, Inc. (a)	32,600	1,142,956
Xperi, Inc. (a)	64,800	852,120

		9,644,813

Specialized REITs—0.5%
PotlatchDeltic Corp.	33,468	1,768,784

Specialty Retail—2.1%
Academy Sports & Outdoors, Inc.	16,749	905,283
Asbury Automotive Group, Inc. (a)	7,500	1,803,150
Group 1 Automotive, Inc.	8,800	2,271,280
ODP Corp. (The) (a)	28,541	1,336,290
Sally Beauty Holdings, Inc. (a)	64,362	794,871
Signet Jewelers, Ltd. (b)	15,279	997,107

		8,107,981

Technology Hardware, Storage & Peripherals—0.3%
Avid Technology, Inc. (a)	51,139	1,304,044

Textiles, Apparel & Luxury Goods—0.2%
G-III Apparel Group, Ltd. (a)	46,365	893,454

Trading Companies & Distributors—5.1%
Beacon Roofing Supply, Inc. (a)	51,643	4,285,336
BlueLinx Holdings, Inc. (a)	11,386	1,067,779
Boise Cascade Co.	16,037	1,448,943
GATX Corp.	3,553	457,413

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
GMS, Inc. (a)	19,746	$1,366,423
MRC Global, Inc. (a)	105,486	1,062,244
NOW, Inc. (a)	187,570	1,943,225
Rush Enterprises, Inc. - Class A	76,677	4,657,361
Titan Machinery, Inc. (a)	14,588	430,346
Veritiv Corp.	2,484	312,015
WESCO International, Inc. (b)	14,588	2,612,128

		19,643,213

Water Utilities—0.3%
American States Water Co.	12,191	1,060,617

Wireless Telecommunication Services—0.3%
Gogo, Inc. (a)	57,545	978,840

Total Common Stocks (Cost $376,949,826)		383,836,715

Short-Term Investment—1.2%

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $4,610,589; collateralized by U.S. Treasury Note at 1.625%, maturing 10/31/26, with a market value of $4,701,977.	4,609,705	4,609,705

Total Short-Term Investments (Cost $4,609,705)		4,609,705

Securities Lending Reinvestments (c)—2.1%

Repurchase Agreements—0.8%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $1,700,715; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $1,734,000	1,700,000	1,700,000
ING Financial Markets LLC Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $612,454; collateralized by U.S. Government Agency Obligations with rates ranging from 0.500% - 6.625%, maturity dates ranging from 05/20/24 - 01/19/33, and an aggregate market value of $624,462.	612,196	612,196
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $200,197; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $204,943.	200,000	200,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $78,244; collateralized by various Common Stock with an aggregate market value of $86,951.	78,210	78,210

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $400,172; collateralized by various Common Stock with an aggregate market value of $445,495.	400,000	$400,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $100,101; collateralized by various Common Stock with an aggregate market value of $111,374.	100,000	100,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $150,064; collateralized by various Common Stock with an aggregate market value of $165,071.	150,000	150,000

		3,240,406

Mutual Funds—1.3%
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (d)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (d)	1,000,000	1,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (d)	100,000	100,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (d)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (d)	300,000	300,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (d)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (d)	500,000	500,000

		4,900,000

Total Securities Lending Reinvestments (Cost $8,140,406)		8,140,406

Total Investments—102.2% (Cost $389,699,937)		396,586,826
Other assets and liabilities (net)—(2.2)%		(8,656,374)

Net Assets—100.0%		$387,930,452

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $18,520,656 and the collateral received consisted of cash in the amount of $8,140,406 and non-cash collateral with a value of $10,721,822. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-Mini Futures	09/15/23	33	USD	3,141,105	$104,345

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$383,836,715	$—	$—	$383,836,715
Total Short-Term Investment*	—	4,609,705	—	4,609,705
Securities Lending Reinvestments
Repurchase Agreements	—	3,240,406	—	3,240,406
Mutual Funds	4,900,000	—	—	4,900,000
Total Securities Lending Reinvestments	4,900,000	3,240,406	—	8,140,406
Total Investments	$388,736,715	$7,850,111	$—	$396,586,826

Collateral for Securities Loaned (Liability)	$—	$(8,140,406)	$—	$(8,140,406)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$104,345	$—	$—	$104,345

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$396,586,826
Cash	73
Cash denominated in foreign currencies (c)	7,244
Cash collateral for futures contracts	336,000
Receivable for:
Investments sold	262,151
Fund shares sold	20,967
Dividends and interest	598,077
Variation margin on futures contracts	10,879
Prepaid expenses	2,989

Total Assets	397,825,206
Liabilities
Collateral for securities loaned	8,140,406
Payables for:
Investments purchased	1,246,582
Fund shares redeemed	10,757
Accrued Expenses:
Management fees	212,723
Distribution and service fees	4,772
Deferred trustees’ fees	164,939
Other expenses	114,575

Total Liabilities	9,894,754

Net Assets	$387,930,452

Net Assets Consist of:
Paid in surplus	$384,756,619
Distributable earnings (Accumulated losses)	3,173,833

Net Assets	$387,930,452

Net Assets
Class A	$364,302,684
Class B	23,627,768
Capital Shares Outstanding*
Class A	35,525,909
Class B	2,345,998
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.25
Class B	10.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $389,699,937.
(b)	Includes securities loaned at value of $18,520,656.
(c)	Identified cost of cash denominated in foreign currencies was $7,285.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$4,144,944
Interest	87,375
Securities lending income	58,399

Total investment income	4,290,718
Expenses
Management fees	1,468,177
Administration fees	15,364
Custodian and accounting fees	52,038
Distribution and service fees—Class B	28,766
Audit and tax services	31,578
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	11,512
Insurance	1,887
Miscellaneous	5,922

Total expenses	1,654,526
Less management fee waiver	(187,843)
Less broker commission recapture	(26,788)

Net expenses	1,439,895

Net Investment Income	2,850,823

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(5,403,077)
Futures contracts	1,168,311

Net realized gain (loss)	(4,234,766)

Net change in unrealized appreciation (depreciation) on:
Investments	13,416,774
Futures contracts	184,221
Foreign currency transactions	156

Net change in unrealized appreciation (depreciation)	13,601,151

Net realized and unrealized gain (loss)	9,366,385

Net Increase (Decrease) in Net Assets From Operations	$12,217,208

(a)	Net of foreign withholding taxes of $14,164.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$2,850,823	$5,502,001
Net realized gain (loss)	(4,234,766)	34,163,868
Net change in unrealized appreciation (depreciation)	13,601,151	(104,356,108)

Increase (decrease) in net assets from operations	12,217,208	(64,690,239)

From Distributions to Shareholders
Class A	(35,251,968)	(140,144,584)
Class B	(2,279,061)	(8,928,104)

Total distributions	(37,531,029)	(149,072,688)

Increase (decrease) in net assets from capital share transactions	33,385,474	70,702,627

Total increase (decrease) in net assets	8,071,653	(143,060,300)

Net Assets
Beginning of period	379,858,799	522,919,099

End of period	$387,930,452	$379,858,799

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,091,884	$11,727,856	130,841	$1,843,124
Reinvestments	3,466,270	35,251,968	12,928,467	140,144,584
Redemptions	(1,307,483)	(15,564,355)	(5,332,432)	(76,159,381)

Net increase (decrease)	3,250,671	$31,415,469	7,726,876	$65,828,327

Class B
Sales	129,619	$1,387,633	130,247	$1,818,588
Reinvestments	228,134	2,279,061	837,533	8,928,104
Redemptions	(155,693)	(1,696,689)	(409,937)	(5,872,392)

Net increase (decrease)	202,060	$1,970,005	557,843	$4,874,300

Increase (decrease) derived from capital shares transactions		$33,385,474		$70,702,627

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.05		$20.02	$15.60	$14.89	$14.16	$17.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.18	0.14	0.16	0.24	0.23
Net realized and unrealized gain (loss)	0.22		(2.95)	5.00	0.72	2.33	(2.40)

Total income (loss) from investment operations	0.30		(2.77)	5.14	0.88	2.57	(2.17)

Less Distributions
Distributions from net investment income	(0.15)		(0.21)	(0.23)	(0.17)	(0.22)	(0.24)
Distributions from net realized capital gains	(0.95)		(5.99)	(0.49)	0.00	(1.62)	(1.04)

Total distributions	(1.10)		(6.20)	(0.72)	(0.17)	(1.84)	(1.28)

Net Asset Value, End of Period	$10.25		$11.05	$20.02	$15.60	$14.89	$14.16

Total Return (%) (b)	2.78	(c)	(13.21)	33.01	6.34	19.53	(13.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.85	0.85	0.85	0.85	0.84
Net ratio of expenses to average net assets (%) (e)	0.77	(d)	0.75	0.75	0.75	0.75	0.74
Ratio of net investment income (loss) to average net assets (%)	1.53	(d)	1.28	0.76	1.32	1.61	1.31
Portfolio turnover rate (%)	39	(c)	64	63	76	52	53
Net assets, end of period (in millions)	$364.3		$356.6	$491.6	$514.1	$472.7	$398.1

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.85		$19.78	$15.42	$14.71	$14.01	$17.42

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07		0.14	0.10	0.13	0.20	0.18
Net realized and unrealized gain (loss)	0.22		(2.92)	4.94	0.72	2.29	(2.36)

Total income (loss) from investment operations	0.29		(2.78)	5.04	0.85	2.49	(2.18)

Less Distributions
Distributions from net investment income	(0.12)		(0.16)	(0.19)	(0.14)	(0.17)	(0.19)
Distributions from net realized capital gains	(0.95)		(5.99)	(0.49)	0.00	(1.62)	(1.04)

Total distributions	(1.07)		(6.15)	(0.68)	(0.14)	(1.79)	(1.23)

Net Asset Value, End of Period	$10.07		$10.85	$19.78	$15.42	$14.71	$14.01

Total Return (%) (b)	2.73	(c)	(13.50)	32.74	6.11	19.15	(13.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	(d)	1.10	1.10	1.10	1.10	1.09
Net ratio of expenses to average net assets (%) (e)	1.02	(d)	1.00	1.00	1.00	1.00	0.99
Ratio of net investment income (loss) to average net assets (%)	1.28	(d)	1.04	0.52	1.07	1.35	1.05
Portfolio turnover rate (%)	39	(c)	64	63	76	52	53
Net assets, end of period (in millions)	$23.6		$23.3	$31.4	$30.8	$29.8	$27.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $4,609,705. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $3,240,406. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$104,345

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,168,311

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$184,221

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$6,792,860

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$150,264,711	$0	$144,857,168

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$1,468,177	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$391,733,479

Gross unrealized appreciation	45,925,404
Gross unrealized (depreciation)	(40,967,712)

Net unrealized appreciation (depreciation)	$4,957,692

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$81,551,420	$18,027,346	$67,521,268	$1,174,143	$149,072,688	$19,201,489

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$5,849,528	$31,365,026	$(8,563,623)	$—	$28,650,931

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-23

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Loomis Sayles Global Allocation Portfolio returned 12.64% and 12.47%, respectively. The Portfolio’s benchmarks, the MSCI World Index¹ and the FTSE World Government Bond Index², returned 15.09% and 1.66%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Most major asset classes delivered positive returns in the first quarter of 2023. Following a year in which negative news flow weighed heavily on investor sentiment and inflation pressured bond yields higher, the turn of the calendar to 2023 brought an impressive recovery in financial assets. The investment environment grew more challenging in February, as persistent inflation and messaging from officials at the U.S. Federal Reserve (the “Fed”) indicated growing odds that they would continue hiking interest rates. Sentiment continued to deteriorate in March, when the failure of three U.S. banks and the collapse of Switzerland’s Credit Suisse put significant stress on the financial system. The Fed responded by providing liquidity to banks through the creation of the Bank Term Funding Program, a move widely seen as a form of monetary easing. While the quick action helped prevent the crisis from spreading, it also fueled concerns that central banks would face a difficult choice between supporting the banking sector and continuing their fight against inflation.

The second quarter saw continued improvement in investors’ appetite for risk. Inflation declined across most developed markets, highlighted by a drop in the U.S. headline inflation rate below 5% in both April and May. While the Fed and other central banks nevertheless continued to raise interest rates, markets appeared optimistic that the current tightening cycle will largely be complete by year-end. Global growth stayed in positive territory, fueling an emerging consensus that the world economy is poised for a “soft landing”, a cyclical slowdown in economic growth that avoids recession. Not least, investors remained encouraged by a continued waning of the banking sector instability that made headlines late in the first quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The equity portion of the Portfolio outperformed its benchmark, the MSCI World Index, during the period. An underweight position in the Energy sector was the largest contributor to relative results, followed by the Consumer Discretionary and Information Technology (“IT”) sectors. Not having direct exposure to the Utilities and Real Estate sectors also contributed on a relative basis.

The largest individual contributor over the period was Nvidia. Shares rose following the company’s earnings report in late February. Management noted their view that the data center market had improved given the excitement around ChatGPT, an artificial intelligence (“AI”) tool. Management also introduced AI as a service, which provides access to sophisticated AI tools that are otherwise not affordable. In the second quarter, shares continued to outperform as the company announced first quarter revenue above consensus expectations and materially raised forward guidance. The rapid rise in AI and popularity of generative AI tools like ChatGPT has been a significant tailwind for Nvidia, as the company is a critical supplier to the industry.

Shares of Amazon also outperformed over the period. In its most recent quarter, the company reported strong revenue and earnings despite an inflationary and softer economic environment. Amazon Web Services’ (“AWS”) revenue growth came in ahead of market expectations. While the company noted a more cautious client, they remained confident in AWS’ long-term growth opportunities.

The Health Care sector was the largest detractor from relative performance, followed by the Communication Services and Financials sectors. Shares of Estee Lauder, a multi-national manufacturer and marketer of prestige beauty products, underperformed during the period following a disappointing earnings report in which the company lowered guidance, citing a slow return to travel in Asia due to COVID-19 lockdowns. Management expects travel to gradually improve in the fourth quarter and into 2024. Zions Bank, a high-quality regional bank with a client base dominated by small to mid-size businesses in the western U.S., was the largest individual detractor. The bank has a strong franchise in its home base of Utah, where it has top market share, and in higher growth southern and western U.S. states. Shares of Zions Bank fell just under 40% in the first quarter, driven by investor concerns about midsize regional banks’ deposit outflows and the rising cost of deposits that could put pressure on profitability. These concerns were exacerbated by the failure of Silicon Valley Bank and another regional bank in March, following deposit runs amid scrutiny of each bank’s unrealized losses in their securities portfolios.

The fixed income portion of the Portfolio outperformed its benchmark, the FTSE World Government Bond Index, during the period. Spread sector allocation was the primary driver of positive relative performance, particularly allocations to the Consumer Cyclical and Consumer Non-Cyclical sectors. Within Consumer Cyclical, holdings such as Travel + Leisure, Royal Caribbean Cruises, and Norwegian Cruise Line, performed strongly as post-pandemic demand for travel picked up. Pharmaceutical companies such as Biomarin and Teladoc Health were strong contributors within Consumer Non-Cyclical as active research and development investments, licensing and partnership deals, and acquisitions helped strengthen upcoming product cycles within the industry. Security selection within the Banking sector contributed to relative performance, particularly holdings of European banks UBS and Deutsche Bank. Following the March banking crisis and UBS’ acquisition of Credit Suisse, investors regained confidence in the sector, which rallied strongly throughout the second quarter of 2023.

From a currency perspective, an underweight allocation to the Japanese yen, which depreciated significantly against the U.S. dollar over the period, provided a boost to relative performance. Consistent interest rate hikes from other developed markets throughout the first

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

half of 2023, along with the Bank of Japan’s (the “BOJ”) continued loose monetary policy, has been a significant source of Japanese yen weakness. The BOJ has not given any clear signal that it is ready to end its monetary policy divergence in the near term. Separately, an overweight allocation to the Brazilian real benefitted relative performance.

In aggregate, security selection and currency allocation detracted from performance during the period. Within Communications, holdings of Dish Network bonds weighed on returns as they significantly underperformed the broader telemedia space, reflecting the secular decline of the company’s challenged satellite video business. Holdings of Brazilian and Italian government debt were main sources of underperformance within Global Sovereigns. Yield curve and duration positioning detracted from performance, driven by exposures in Japanese yen and euro-pay markets. Lastly, currency allocation detracted from performance due to underweight positioning in the euro and British pound sterling, both of which rallied against the U.S. dollar over the period.

We added Diamondback Energy and Parker Hannifin to the equity portion of the Portfolio during the period, while eliminating Sherwin Williams. In the fixed income portion, we expect credit spreads to widen given a bumpy global growth backdrop. Although spreads ended the period at similar levels to year-end 2022, the extreme volatility seen in the first half of the year led us to trim our credit beta over the period. With the 10-year Treasury yield reaching 4% in early March, we modestly added to our overweight duration in the U.S. as we found current yield levels attractive given our base case expectation for recession in the U.S. and other developed economies later this year. From a currency perspective, we reduced our position in the Australian dollar based on our view that a weaker than expected China reopening would provide less of a lift and a potential U.S. recession would serve as another headwind for the currency.

Foreign exchange forwards were used during the period to manage active currency positions, which detracted from performance. They were primarily used to limit exposure to non-U.S. dollar currencies, but on occasion to gain exposure to a benchmark currency lacking attractive cash bonds. U.S. Treasury futures were used to allow flexibility in changing the overall duration of the Portfolio without having to alter the underlying investments in the Portfolio.

At the end of the reporting period, the Portfolio’s asset allocation target was 68% global equities, 17% non-U.S. fixed income, and 15% U.S. fixed income. The equity portion of the Portfolio had significant exposure to the IT, Consumer Discretionary and Financials sectors with no direct exposure to the Utilities or Real Estate sectors. The fixed income portion of the Portfolio held 66% of its bond exposure in Investment Grade bonds and 34% in High Yield bonds at period-end.

Matt Eagan

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

² The FTSE World Government Bond Index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds.

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE FTSE WORLD GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Global Allocation Portfolio
Class A	12.64	15.04	6.06	7.92
Class B	12.47	14.73	5.78	7.65
MSCI World Index	15.09	18.51	9.07	9.51
FTSE World Government Bond Index	1.66	-2.49	-2.04	-0.48

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Equity Sectors

% of Net Assets
Information Technology	19.4
Consumer Discretionary	11.8
Financials	11.0
Industrials	8.6
Health Care	7.8

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	17.4
Foreign Government	6.8
U.S. Treasury & Government Agencies	2.4
Convertible Bonds	2.2
Municipals	0.2

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.78%	$1,000.00	$1,126.40	$4.11
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

Class B (a)	Actual	1.03%	$1,000.00	$1,124.70	$5.43
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—67.7% of Net Assets

Security Description	Shares	Value

Banks—2.4%
JPMorgan Chase & Co.	41,728	$6,068,920
Zions Bancorp N.A.	113,403	3,046,005

		9,114,925

Broadline Retail—3.5%
Amazon.com, Inc. (a)	100,331	13,079,149

Building Products—0.4%
Trane Technologies plc	7,203	1,377,646

Capital Markets—5.9%
BlackRock, Inc.	8,623	5,959,700
Goldman Sachs Group, Inc. (The)	15,808	5,098,713
S&P Global, Inc.	28,435	11,399,307

		22,457,720

Chemicals—2.8%
Linde plc	27,592	10,514,759

Construction & Engineering—1.3%
Vinci S.A.	42,733	4,966,743

Consumer Staples Distribution & Retail—1.9%
Costco Wholesale Corp.	13,631	7,338,658

Electrical Equipment—0.5%
Schneider Electric SE	11,092	2,021,707

Electronic Equipment, Instruments & Components—0.9%
Halma plc	118,801	3,438,871

Financial Services—2.7%
MasterCard, Inc. - Class A	26,240	10,320,192

Health Care Providers & Services—2.2%
UnitedHealth Group, Inc.	17,273	8,302,095

Hotels, Restaurants & Leisure—2.6%
Airbnb, Inc. - Class A (a)	77,349	9,913,048

Interactive Media & Services—2.9%
Alphabet, Inc. - Class A (a)	92,369	11,056,569

IT Services—4.4%
Accenture plc - Class A	31,732	9,791,860
Nomura Research Institute, Ltd.	244,000	6,729,266

		16,521,126

Life Sciences Tools & Services—5.7%
Danaher Corp.	32,662	7,838,880
IQVIA Holdings, Inc. (a)	31,692	7,123,411
Mettler-Toledo International, Inc. (a)	4,938	6,476,878

		21,439,169

Machinery—6.4%
Atlas Copco AB - A Shares	652,814	9,415,066
Cummins, Inc.	35,510	8,705,632
Parker-Hannifin Corp.	15,322	5,976,193

		24,096,891

Oil, Gas & Consumable Fuels—0.9%
Diamondback Energy, Inc.	26,651	3,500,875

Personal Care Products—0.5%
Estee Lauder Cos., Inc. (The) - Class A (b)	10,309	2,024,482

Semiconductors & Semiconductor Equipment—8.0%
ASML Holding NV	15,437	11,174,396
NVIDIA Corp.	20,049	8,481,128
Taiwan Semiconductor Manufacturing Co., Ltd.	356,000	6,634,177
Texas Instruments, Inc.	23,414	4,214,988

		30,504,689

Software—6.1%
Adobe, Inc. (a)	10,379	5,075,227
Dassault Systemes SE	45,120	2,000,896
Roper Technologies, Inc.	15,281	7,347,105
Salesforce, Inc. (a)	40,712	8,600,817

		23,024,045

Specialty Retail—2.3%
Home Depot, Inc. (The)	28,246	8,774,338

Textiles, Apparel & Luxury Goods—3.4%
LVMH Moet Hennessy Louis Vuitton SE	9,446	8,914,434
NIKE, Inc. - Class B	36,026	3,976,190

		12,890,624

Total Common Stocks (Cost $200,669,024)		256,678,321

Corporate Bonds & Notes—17.4%

Aerospace/Defense—0.1%
Boeing Co. (The) 5.150%, 05/01/30	5,000	4,952
Embraer Netherlands Finance B.V. 5.050%, 06/15/25	370,000	364,450
TransDigm, Inc.
6.250%, 03/15/26 (144A)	55,000	54,731
6.750%, 08/15/28 (144A)	30,000	30,114

		454,247

Airlines—0.2%
Air Canada Pass-Through Trust
3.300%, 01/15/30 (144A)	177,008	156,601
4.125%, 12/15/27 (144A)	115,929	101,510

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—(Continued)
American Airlines Pass-Through Trust
3.700%, 10/15/25	59,336	$55,747
3.750%, 10/15/25	128,473	117,370
4.950%, 02/15/25	79,943	76,345
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.500%, 06/20/27 (144A)	112,000	112,280
United Airlines Pass-Through Trust
3.650%, 10/07/25	52,894	49,041
5.875%, 10/15/27	186,858	185,253

		854,147

Auto Manufacturers—0.5%
Allison Transmission, Inc. 4.750%, 10/01/27 (144A)	105,000	98,946
General Motors Co.
5.200%, 04/01/45	245,000	208,990
6.250%, 10/02/43	55,000	53,785
General Motors Financial Co., Inc.
3.100%, 01/12/32	70,000	56,616
6.400%, 01/09/33	235,000	238,863
General Motors Financial of Canada, Ltd. 3.250%, 11/07/23 (CAD)	110,000	82,413
Hyundai Capital America
0.875%, 06/14/24 (144A)	350,000	333,772
2.650%, 02/10/25 (144A) (b)	110,000	104,246
2.750%, 09/27/26 (144A)	500,000	454,479
6.375%, 04/08/30 (144A)	175,000	181,489
Kia Corp. 1.750%, 10/16/26 (144A)	200,000	176,947

		1,990,546

Auto Parts & Equipment—0.0%
Aptiv plc 1.600%, 09/15/28 (EUR)	100,000	96,207
Goodyear Tire & Rubber Co. (The) 7.000%, 03/15/28	35,000	34,819

		131,026

Banks—2.6%
ANZ New Zealand International, Ltd. 1.250%, 06/22/26 (144A)	375,000	332,413
Banco de Chile 2.990%, 12/09/31 (144A)	200,000	170,756
Banco Santander Chile 3.177%, 10/26/31 (144A)	250,000	216,489
Banco Santander S.A. 1.722%, 1Y H15 + 0.900%, 09/14/27 (c)	200,000	173,642
Bank of America Corp. 2.482%, 5Y H15 + 1.200%, 09/21/36 (c)	102,000	78,033
Bank of Montreal 0.949%, SOFR + 0.603%, 01/22/27 (c)	500,000	446,196
Barclays plc 3.650%, 03/16/25	225,000	215,670

Banks—(Continued)
BNP Paribas S.A.
4.625%, 03/13/27 (144A)	355,000	339,554
CaixaBank S.A. 6.250%, 5Y EUR Swap + 3.550%, 02/23/33 (EUR) (c)	100,000	109,581
Cooperative Rabobank UA 4.375%, 08/04/25	350,000	337,799
Credit Agricole S.A. 4.375%, 03/17/25 (144A)	200,000	192,658
Deutsche Bank AG
2.552%, SOFR + 1.318%, 01/07/28 (c)	170,000	147,408
3.729%, SOFR + 2.757%, 01/14/32 (c)	404,000	305,503
DNB Bank ASA 1.535%, 1Y H15 + 0.720%, 05/25/27 (144A) (c)	410,000	360,939
ING Groep NV 1.400%, 1Y H15 + 1.100%, 07/01/26 (144A) (c)	205,000	186,646
Kookmin Bank 1.375%, 05/06/26 (144A)	315,000	281,054
Kreditanstalt fuer Wiederaufbau 1.250%, 08/28/23 (NOK)	4,220,000	391,243
Lloyds Banking Group plc 3.870%, 1Y H15 + 3.500%, 07/09/25 (c)	200,000	194,798
Macquarie Group, Ltd.
1.629%, SOFR + 0.910%, 09/23/27 (144A) (c)	425,000	369,487
2.871%, SOFR + 1.532%, 01/14/33 (144A) (c)	505,000	403,320
Mitsubishi UFJ Financial Group, Inc.
1.640%, 1Y H15 + 0.670%, 10/13/27 (c)	300,000	263,982
2.341%, 1Y H15 + 0.830%, 01/19/28 (c)	245,000	219,127
Mizuho Financial Group, Inc. 2.564%, 09/13/31	205,000	161,274
NatWest Markets plc 0.800%, 08/12/24 (144A)	200,000	188,329
Nordea Bank Abp
0.750%, 08/28/25 (144A)	410,000	368,741
3.600%, 06/06/25 (144A)	205,000	196,383
Santander Holdings U.S.A., Inc. 3.450%, 06/02/25	100,000	94,298
Societe Generale S.A. 4.750%, 11/24/25 (144A)	260,000	247,647
Standard Chartered plc
3.125%, 11/19/24 (EUR)	250,000	268,190
3.971%, 1Y H15 + 1.650%, 03/30/26 (144A) (c)	200,000	191,142
Sumitomo Mitsui Financial Group, Inc.
1.402%, 09/17/26	310,000	272,590
5.766%, 01/13/33	200,000	205,786
Toronto-Dominion Bank (The) 1.950%, 01/12/27	730,000	656,201
UBS Group AG
2.193%, SOFR + 2.044%, 06/05/26 (144A) (c)	250,000	229,242
3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	260,000	210,321
9.016%, SOFR + 5.020%, 11/15/33 (144A) (c)	250,000	299,660
UniCredit S.p.A. 7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (c)	325,000	306,223
Westpac Banking Corp. 1.953%, 11/20/28	400,000	342,887

		9,975,212

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.1%
Anheuser-Busch InBev S.A. 2.000%, 01/23/35 (EUR)	345,000	$317,796
Diageo Capital plc 2.125%, 04/29/32	200,000	162,496

		480,292

Building Materials—0.2%
Cemex S.A.B. de C.V. 3.875%, 07/11/31 (144A)	600,000	505,142
JELD-WEN, Inc. 4.875%, 12/15/27 (144A)	75,000	66,424
Masco Corp.
6.500%, 08/15/32	8,000	8,247
7.750%, 08/01/29	94,000	102,731

		682,544

Chemicals—0.3%
Albemarle Corp. 5.050%, 06/01/32	200,000	193,641
Ashland, Inc. 3.375%, 09/01/31 (144A)	55,000	43,931
Braskem Netherlands Finance B.V.
4.500%, 01/10/28	200,000	183,725
4.500%, 01/31/30	200,000	171,813
Celanese U.S. Holdings LLC
6.330%, 07/15/29	40,000	39,725
6.379%, 07/15/32 (b)	30,000	30,260
Orbia Advance Corp. S.A.B. de C.V.
1.875%, 05/11/26 (144A)	210,000	188,213
4.000%, 10/04/27	200,000	187,550

		1,038,858

Commercial Services—0.1%
Adani Ports & Special Economic Zone, Ltd. 4.200%, 08/04/27	280,000	239,021
Block, Inc. 3.500%, 06/01/31	55,000	45,552
Gartner, Inc. 3.625%, 06/15/29 (144A)	10,000	8,803
TriNet Group, Inc. 3.500%, 03/01/29 (144A)	85,000	73,907

		367,283

Computers—0.0%
Seagate HDD Cayman
4.091%, 06/01/29	10,000	8,799
9.625%, 12/01/32 (144A)	7,650	8,441
Western Digital Corp.
2.850%, 02/01/29	10,000	7,990
3.100%, 02/01/32	10,000	7,401

		32,631

Cosmetics/Personal Care—0.0%
Avon Products, Inc. 8.450%, 03/15/43	40,000	43,200

Diversified Financial Services—1.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.000%, 10/29/28	160,000	138,344
3.300%, 01/30/32	260,000	212,706
Aircastle, Ltd. 5.250%, 5Y H15 + 4.410%, 06/15/26 (144A) (c)	35,000	24,426
Ally Financial, Inc.
4.700%, 5Y H15 + 3.868%, 05/15/26 (c)	125,000	88,125
4.700%, 7Y H15 + 3.481%, 05/15/28 (c)	150,000	96,750
Antares Holdings L.P. 6.000%, 08/15/23 (144A)	255,000	254,346
Brookfield Finance I U.K. plc / Brookfield Finance, Inc. 2.340%, 01/30/32	175,000	136,260
Brookfield Finance, Inc. 3.900%, 01/25/28	185,000	171,283
Nationstar Mortgage Holdings, Inc.
5.125%, 12/15/30 (144A)	55,000	44,616
5.500%, 08/15/28 (144A) (b)	110,000	96,354
Nomura Holdings, Inc. 2.710%, 01/22/29	245,000	206,496
OneMain Finance Corp.
3.500%, 01/15/27	305,000	261,672
4.000%, 09/15/30	50,000	38,500
5.375%, 11/15/29	20,000	17,003
8.250%, 10/01/23	65,000	65,244
Power Finance Corp., Ltd. 3.950%, 04/23/30 (144A)	200,000	177,410
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
2.875%, 10/15/26 (144A)	1,270,000	1,123,950
3.625%, 03/01/29 (144A) (b)	140,000	117,666
3.625%, 03/01/29	720,000	605,137
3.875%, 03/01/31 (144A)	1,330,000	1,078,440
4.000%, 10/15/33 (144A)	370,000	289,429
Shriram Finance, Ltd. 4.400%, 03/13/24	245,000	239,191
Unifin Financiera S.A.B. de C.V.
7.250%, 09/27/23 (d)	245,000	12,862
9.875%, 01/28/29 (d)	250,000	7,500

		5,503,710

Electric—0.6%
AES Corp. (The) 3.950%, 07/15/30 (144A)	20,000	17,930
CEZ A/S
0.875%, 12/02/26 (EUR)	175,000	169,553
3.000%, 06/05/28 (EUR)	125,000	127,469
Colbun S.A. 3.150%, 03/06/30	295,000	256,724
EDP Finance B.V. 1.710%, 01/24/28 (144A)	205,000	175,366
Electricite de France S.A. 4.875%, 09/21/38 (144A)	200,000	168,011

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Empresas Publicas de Medellin E.S.P. 4.250%, 07/18/29 (144A)	200,000	$157,440
Enel Chile S.A. 4.875%, 06/12/28	110,000	105,757
Engie Energia Chile S.A. 3.400%, 01/28/30	305,000	254,118
Engie S.A. 1.250%, 10/24/41 (EUR)	200,000	137,153
Korea East-West Power Co., Ltd. 1.750%, 05/06/25 (144A)	200,000	186,364
Naturgy Finance B.V. 1.500%, 01/29/28 (EUR)	200,000	197,880
Orsted AS 2.125%, 05/17/27 (GBP)	215,000	236,036
Pacific Gas and Electric Co. 5.450%, 06/15/27	35,000	34,038

		2,223,839

Engineering & Construction—0.2%
Cellnex Telecom S.A. 1.750%, 10/23/30 (EUR)	400,000	351,710
Fraport AG Frankfurt Airport Services Worldwide 1.875%, 03/31/28 (EUR)	355,000	341,673
Sydney Airport Finance Co. Pty, Ltd. 3.375%, 04/30/25 (144A)	40,000	38,293
TopBuild Corp. 4.125%, 02/15/32 (144A)	40,000	34,077

		765,753

Entertainment—0.1%
Everi Holdings, Inc. 5.000%, 07/15/29 (144A)	10,000	8,757
Scientific Games International, Inc.
7.000%, 05/15/28 (144A)	110,000	109,413
7.250%, 11/15/29 (144A)	60,000	60,075
Warnermedia Holdings, Inc. 4.279%, 03/15/32	320,000	283,800

		462,045

Environmental Control—0.1%
Covanta Holding Corp. 4.875%, 12/01/29 (144A)	230,000	198,950

Food—0.2%
Fonterra Co-operative Group, Ltd. 5.500%, 02/26/24 (AUD)	500,000	333,854
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 3.750%, 12/01/31 (144A)	85,000	69,703
Pilgrim’s Pride Corp.
3.500%, 03/01/32	125,000	98,825
4.250%, 04/15/31	40,000	34,302
Post Holdings, Inc. 4.500%, 09/15/31 (144A)	105,000	89,674

Food—(Continued)
Sigma Alimentos S.A. de C.V. 4.125%, 05/02/26	200,000	190,751

		817,109

Forest Products & Paper—0.2%
Celulosa Arauco y Constitucion S.A. 4.500%, 08/01/24	200,000	196,572
Suzano Austria GmbH
2.500%, 09/15/28	255,000	217,174
3.125%, 01/15/32	125,000	100,048
3.750%, 01/15/31	60,000	51,205

		564,999

Healthcare-Products—0.0%
DH Europe Finance II S.a.r.l. 0.750%, 09/18/31 (EUR)	140,000	120,809

Healthcare-Services—0.1%
Centene Corp.
2.500%, 03/01/31	275,000	219,304
2.625%, 08/01/31	5,000	3,985
3.000%, 10/15/30	185,000	154,160
Charles River Laboratories International, Inc.
3.750%, 03/15/29 (144A)	20,000	17,601
4.000%, 03/15/31 (144A)	20,000	17,371
Molina Healthcare, Inc. 3.875%, 05/15/32 (144A)	55,000	46,109

		458,530

Holding Companies-Diversified—0.1%
CK Hutchison International 19, Ltd. 3.625%, 04/11/29 (144A) (b)	225,000	209,110

Home Builders—0.0%
Beazer Homes USA, Inc. 7.250%, 10/15/29	120,000	116,606

Household Products/Wares—0.1%
Kimberly-Clark de Mexico S.A.B. de C.V. 2.431%, 07/01/31	200,000	169,670

Insurance—0.2%
AIA Group, Ltd.
3.200%, 03/11/25 (144A)	200,000	192,332
3.600%, 04/09/29	200,000	185,111
3.900%, 04/06/28 (144A)	260,000	248,443
Athene Global Funding 1.608%, 06/29/26 (144A)	100,000	85,522

		711,408

Internet—1.1%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27	240,000	223,073

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Baidu, Inc. 3.875%, 09/29/23	200,000	$198,958
Expedia Group, Inc. 2.950%, 03/15/31 (b)	400,000	337,062
Netflix, Inc.
4.875%, 06/15/30 (144A)	265,000	260,785
5.375%, 11/15/29 (144A)	30,000	30,111
Tencent Holdings, Ltd. 3.280%, 04/11/24 (144A)	200,000	196,175
Uber Technologies, Inc.
4.500%, 08/15/29 (144A) (b)	1,285,000	1,182,712
6.250%, 01/15/28 (144A)	780,000	776,147
7.500%, 09/15/27 (144A)	730,000	746,683
8.000%, 11/01/26 (144A)	15,000	15,287
Weibo Corp. 3.500%, 07/05/24	200,000	194,228

		4,161,221

Investment Companies—0.7%
Ares Capital Corp. 3.200%, 11/15/31	235,000	180,143
Barings BDC, Inc. 3.300%, 11/23/26	60,000	52,268
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
4.375%, 02/01/29	1,185,000	931,054
4.750%, 09/15/24	20,000	19,109
5.250%, 05/15/27	475,000	409,640
6.375%, 12/15/25	15,000	13,944
Owl Rock Capital Corp.
2.875%, 06/11/28	225,000	183,333
4.250%, 01/15/26	570,000	527,310
Owl Rock Technology Finance Corp.
2.500%, 01/15/27	160,000	132,445
4.750%, 12/15/25 (144A)	295,000	267,146

		2,716,392

Iron/Steel—0.0%
ArcelorMittal S.A. 6.750%, 03/01/41	95,000	96,681

Leisure Time—0.4%
Carnival Corp. 5.750%, 03/01/27 (144A)	95,000	87,456
NCL Corp., Ltd.
5.875%, 03/15/26 (144A)	425,000	397,614
5.875%, 02/15/27 (144A)	220,000	214,149
NCL Finance, Ltd. 6.125%, 03/15/28 (144A)	240,000	216,005
Royal Caribbean Cruises, Ltd.
4.250%, 07/01/26 (144A)	365,000	335,052
5.500%, 04/01/28 (144A)	450,000	419,643

		1,669,919

Lodging—0.2%
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower ESC
4.875%, 07/01/31 (144A)	70,000	58,725
5.000%, 06/01/29 (144A)	50,000	44,372
Marriott Ownership Resorts, Inc. 4.500%, 06/15/29 (144A)	135,000	116,514
Travel + Leisure Co.
4.500%, 12/01/29 (144A)	530,000	450,938
4.625%, 03/01/30 (144A)	55,000	46,544

		717,093

Machinery-Diversified—0.0%
John Deere Capital Corp. 0.450%, 06/07/24 (b)	125,000	119,314

Media—1.9%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.250%, 02/01/31 (144A)	1,325,000	1,071,885
4.250%, 01/15/34 (144A)	545,000	411,893
4.500%, 08/15/30 (144A)	275,000	228,990
4.750%, 02/01/32 (144A) (b)	135,000	110,090
5.125%, 05/01/27 (144A)	60,000	55,875
5.500%, 05/01/26 (144A) (b)	25,000	24,376
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
2.300%, 02/01/32	15,000	11,355
2.800%, 04/01/31	30,000	24,140
3.950%, 06/30/62	115,000	70,752
4.400%, 04/01/33	115,000	100,942
4.400%, 12/01/61	635,000	428,657
CSC Holdings LLC
3.375%, 02/15/31 (144A)	1,400,000	947,647
4.125%, 12/01/30 (144A)	400,000	279,810
4.500%, 11/15/31 (144A)	405,000	282,373
4.625%, 12/01/30 (144A)	2,495,000	1,110,118
5.375%, 02/01/28 (144A)	200,000	160,708
6.500%, 02/01/29 (144A)	200,000	161,607
Directv Financing LLC / Directv Financing Co-Obligor, Inc. 5.875%, 08/15/27 (144A)	40,000	36,225
DISH DBS Corp.
5.125%, 06/01/29	570,000	264,677
5.250%, 12/01/26 (144A)	560,000	449,217
5.750%, 12/01/28 (144A)	105,000	78,097
Grupo Televisa S.A.B. 7.250%, 05/14/43 (MXN)	6,000,000	227,037
iHeartCommunications, Inc.
4.750%, 01/15/28 (144A)	135,000	101,775
5.250%, 08/15/27 (144A)	305,000	233,233
Time Warner Cable LLC
4.500%, 09/15/42	45,000	33,660
5.500%, 09/01/41	30,000	24,958
Videotron, Ltd. 5.125%, 04/15/27 (144A)	230,000	220,513

		7,150,610

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—0.7%
Anglo American Capital plc
2.625%, 09/10/30 (144A)	200,000	$164,976
5.625%, 04/01/30 (144A)	200,000	199,086
AngloGold Ashanti Holdings plc 3.375%, 11/01/28	300,000	262,667
Antofagasta plc 5.625%, 05/13/32	200,000	198,780
Corp. Nacional del Cobre de Chile 3.000%, 09/30/29 (144A)	285,000	250,300
Freeport-McMoRan, Inc.
4.375%, 08/01/28	325,000	306,628
5.400%, 11/14/34	540,000	521,467
Glencore Funding LLC
1.625%, 09/01/25 (144A)	410,000	376,354
5.700%, 05/08/33 (144A)	285,000	282,770

		2,563,028

Multi-National—0.4%
International Bank for Reconstruction & Development
1.200%, 07/22/26 (CAD)	1,315,000	901,267
Nordic Investment Bank 1.500%, 03/13/25 (NOK)	4,930,000	437,158

		1,338,425

Oil & Gas—0.9%
Continental Resources, Inc.
2.875%, 04/01/32 (144A)	418,000	321,151
5.750%, 01/15/31 (144A)	517,000	491,490
Ecopetrol S.A. 5.875%, 05/28/45	325,000	222,669
Empresa Nacional del Petroleo 3.450%, 09/16/31 (144A)	205,000	170,991
EQT Corp.
3.625%, 05/15/31 (144A)	155,000	133,314
5.000%, 01/15/29	95,000	89,442
5.700%, 04/01/28 (b)	20,000	19,739
Equinor ASA 3.625%, 04/06/40	355,000	297,750
Matador Resources Co. 6.875%, 04/15/28 (144A)	20,000	19,796
Occidental Petroleum Corp.
6.625%, 09/01/30	285,000	296,143
7.500%, 05/01/31	5,000	5,459
7.875%, 09/15/31	140,000	156,072
8.875%, 07/15/30 (b)	235,000	270,104
Ovintiv, Inc.
6.250%, 07/15/33	55,000	54,248
6.500%, 08/15/34	105,000	105,226
6.500%, 02/01/38	5,000	4,902
6.625%, 08/15/37	25,000	24,676
7.200%, 11/01/31	5,000	5,247
7.375%, 11/01/31	10,000	10,724
8.125%, 09/15/30	10,000	10,975
Petroleos Mexicanos 5.950%, 01/28/31	450,000	328,748

Oil & Gas—(Continued)
QatarEnergy 2.250%, 07/12/31 (144A)	305,000	255,703
Raizen Fuels Finance S.A. 5.300%, 01/20/27 (144A)	200,000	195,369
Southwestern Energy Co. 4.750%, 02/01/32	30,000	26,440

		3,516,378

Packaging & Containers—0.0%
Silgan Holdings, Inc. 3.250%, 03/15/25 (EUR)	100,000	106,662

Pharmaceuticals—1.2%
Bausch Health Cos., Inc.
4.875%, 06/01/28 (144A)	805,000	479,136
5.000%, 01/30/28 (144A)	340,000	144,500
7.000%, 01/15/28 (144A)	275,000	118,905
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36	250,000	222,167
Teva Pharmaceutical Finance Netherlands III B.V.
3.150%, 10/01/26	495,000	443,543
4.100%, 10/01/46	2,080,000	1,367,242
4.750%, 05/09/27	750,000	693,804
7.875%, 09/15/29	605,000	623,472
8.125%, 09/15/31	430,000	450,675

		4,543,444

Pipelines—0.3%
Abu Dhabi Crude Oil Pipeline LLC 3.650%, 11/02/29	385,000	363,697
EnLink Midstream LLC 6.500%, 09/01/30 (144A)	10,000	9,988
EnLink Midstream Partners L.P. 5.450%, 06/01/47	60,000	49,320
Hess Midstream Operations L.P.
4.250%, 02/15/30 (144A)	85,000	74,162
5.625%, 02/15/26 (144A)	40,000	39,350
Targa Resources Corp. 6.125%, 03/15/33	70,000	71,525
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
4.875%, 02/01/31	15,000	13,862
5.500%, 03/01/30	20,000	19,247
Venture Global Calcasieu Pass LLC
3.875%, 11/01/33 (144A)	115,000	94,172
4.125%, 08/15/31 (144A)	55,000	47,298
Western Midstream Operating L.P.
4.300%, 02/01/30	60,000	53,871
5.300%, 03/01/48	80,000	66,778
5.450%, 04/01/44	15,000	12,672
5.500%, 08/15/48	10,000	8,363
5.500%, 02/01/50	50,000	40,954

		965,259

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—0.2%
Blackstone Property Partners Europe Holdings Sarl 1.625%, 04/20/30 (EUR)	215,000	$164,432
GAIF Bond Issuer Pty. Ltd. 3.400%, 09/30/26 (144A)	215,000	198,967
Heimstaden Bostad Treasury B.V. 1.375%, 07/24/28 (EUR)	210,000	153,947
Logicor Financing Sarl 1.625%, 01/17/30 (EUR)	215,000	172,826
Vonovia SE 0.750%, 09/01/32 (EUR)	200,000	149,484

		839,656

Real Estate Investment Trusts—0.4%
EPR Properties 3.600%, 11/15/31	30,000	23,396
GLP Capital L.P. / GLP Financing II, Inc. 3.250%, 01/15/32	45,000	36,334
Iron Mountain, Inc. 4.875%, 09/15/29 (144A)	155,000	138,746
Prologis Euro Finance LLC
0.250%, 09/10/27 (EUR)	320,000	294,711
0.375%, 02/06/28 (EUR)	110,000	100,383
Prologis L.P. 2.250%, 06/30/29 (GBP)	135,000	137,276
Realty Income Corp.
1.625%, 12/15/30 (GBP)	125,000	114,939
5.125%, 07/06/34 (EUR)	100,000	108,994
SBA Communications Corp. 3.125%, 02/01/29	175,000	148,340
VICI Properties L.P. / VICI Note Co., Inc.
4.250%, 12/01/26 (144A)	90,000	84,193
4.500%, 09/01/26 (144A)	135,000	127,537
4.625%, 06/15/25 (144A)	60,000	57,975

		1,372,824

Retail—0.1%
1011778 BC ULC / New Red Finance, Inc. 4.000%, 10/15/30 (144A)	165,000	141,212
Lithia Motors, Inc. 3.875%, 06/01/29 (144A)	150,000	130,328
Yum! Brands, Inc. 4.625%, 01/31/32	200,000	180,668

		452,208

Semiconductors—0.4%
Broadcom, Inc. 3.187%, 11/15/36 (144A)	85,000	64,239
Micron Technology, Inc. 5.875%, 02/09/33	835,000	830,828
SK Hynix, Inc. 2.375%, 01/19/31 (144A)	300,000	231,423
TSMC Arizona Corp.
2.500%, 10/25/31	200,000	167,666
4.125%, 04/22/29	330,000	314,791

		1,608,947

Software—0.0%
MSCI, Inc. 3.250%, 08/15/33 (144A)	50,000	40,268
Open Text Corp. 6.900%, 12/01/27 (144A)	85,000	86,533

		126,801

Telecommunications—0.9%
America Movil S.A.B. de C.V.
2.125%, 03/10/28 (EUR)	235,000	236,200
2.875%, 05/07/30	200,000	173,815
Bharti Airtel, Ltd. 3.250%, 06/03/31 (b)	305,000	263,396
CommScope Technologies LLC 5.000%, 03/15/27 (144A) (b)	580,000	403,718
CommScope, Inc.
4.750%, 09/01/29 (144A)	900,000	709,561
7.125%, 07/01/28 (144A) (b)	60,000	42,600
KT Corp. 2.500%, 07/18/26 (144A)	210,000	192,156
MTN Mauritius Investments, Ltd.
4.755%, 11/11/24 (144A)	400,000	388,800
4.755%, 11/11/24	200,000	194,400
Ooredoo International Finance, Ltd. 2.625%, 04/08/31 (144A)	250,000	215,179
T-Mobile USA, Inc.
3.875%, 04/15/30	355,000	327,050
Turkcell Iletisim Hizmetleri AS 5.800%, 04/11/28	215,000	190,275

		3,337,150

Transportation—0.1%
Canadian Pacific Railway Co. 1.750%, 12/02/26	265,000	238,200
Rand Parent LLC 8.500%, 02/15/30 (144A)	180,000	162,963

		401,163

Total Corporate Bonds & Notes (Cost $75,892,273)		66,175,699

Foreign Government—6.8%

Banks—0.1%
Corp. Financiera de Desarrollo S.A. 2.400%, 09/28/27 (144A)	365,000	317,094

Oil & Gas—0.1%
Korea National Oil Corp. 2.125%, 04/18/27 (144A)	240,000	216,029

Regional Government—0.2%
New South Wales Treasury Corp. 2.000%, 03/08/33 (AUD)	1,480,000	778,437
Province of Quebec Canada 2.300%, 09/01/29 (CAD)	310,000	212,810

		991,247

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—6.4%
Australia Government Bond 0.500%, 09/21/26 (AUD)	2,225,000	$1,325,960
Brazil Notas do Tesouro Nacional 10.000%, 01/01/31 (BRL)	5,875,000	1,133,417
Brazilian Government International Bond 4.500%, 05/30/29 (b)	340,000	320,906
Canadian Government Bond 0.500%, 09/01/25 (CAD)	915,000	635,185
Chile Government International Bond 2.550%, 01/27/32 (b)	350,000	298,816
Colombia Government International Bonds
3.875%, 04/25/27	200,000	181,084
7.500%, 02/02/34	200,000	195,485
Colombian TES
6.250%, 11/26/25 (COP)	1,305,500,000	289,556
7.500%, 08/26/26 (COP)	4,868,600,000	1,095,332
Dominican Republic International Bonds
4.500%, 01/30/30 (144A)	235,000	205,660
4.875%, 09/23/32 (144A)	150,000	127,484
6.000%, 07/19/28 (144A)	200,000	194,425
8.625%, 04/20/27 (144A)	200,000	208,250
Ecuador Government International Bond 5.500%, 07/31/30 (e)	435,000	209,160
Export-Import Bank of India 2.250%, 01/13/31 (144A)	310,000	249,322
Indonesia Government International Bonds
2.850%, 02/14/30	200,000	177,500
4.125%, 01/15/25 (144A)	200,000	196,710
Indonesia Treasury Bonds
7.000%, 09/15/30 (IDR)	5,500,000,000	381,374
7.500%, 05/15/38 (IDR)	6,358,000,000	459,570
Ireland Government Bonds
Zero Coupon, 10/18/31 (EUR)	405,000	351,251
3.400%, 03/18/24 (EUR)	65,000	70,945
Italy Buoni Poliennali Del Tesoro
1.350%, 04/01/30 (EUR)	895,000	835,731
2.000%, 02/01/28 (EUR)	325,000	329,461
Japan Government CPI Linked Bond 0.100%, 03/10/28 (JPY) (f)	88,623,560	647,349
Korea Treasury Bonds
0.875%, 12/10/23 (KRW)	500,000,000	375,123
1.125%, 09/10/25 (KRW)	500,000,000	358,854
Mexican Bonos
5.750%, 03/05/26 (MXN)	24,011,500	1,282,007
7.500%, 06/03/27 (MXN)	8,252,400	458,445
8.000%, 12/07/23 (MXN)	1,835,000	105,679
8.500%, 05/31/29 (MXN)	14,420,800	834,118
Mexico Government International Bonds
3.500%, 02/12/34 (b)	200,000	167,514
4.000%, 03/15/15 (EUR)	100,000	80,116
New Zealand Government Bonds
0.500%, 05/15/24 (NZD)	1,150,000	676,741
1.500%, 05/15/31 (NZD)	690,000	338,021
3.000%, 04/20/29 (NZD)	455,000	256,931

Sovereign—(Continued)
Norway Government Bonds
1.750%, 02/17/27 (144A) (NOK)	4,250,000	367,337
2.000%, 04/26/28 (144A) (NOK)	3,965,000	340,052
3.000%, 03/14/24 (144A) (NOK)	1,477,000	136,595
Paraguay Government International Bond 4.950%, 04/28/31 (144A)	200,000	191,872
Peruvian Government International Bonds
2.392%, 01/23/26	125,000	116,377
3.000%, 01/15/34	245,000	203,350
Republic of Italy Government International Bond 2.375%, 10/17/24	280,000	267,301
Republic of Poland Government Bonds
1.250%, 10/25/30 (PLN)	3,000,000	549,362
3.250%, 07/25/25 (PLN)	1,445,000	337,964
Republic of South Africa Government Bonds
7.000%, 02/28/31 (ZAR)	11,655,000	495,336
8.875%, 02/28/35 (ZAR)	5,960,000	259,031
Republic of South Africa Government International Bond 5.750%, 09/30/49	965,000	681,000
Romanian Government International Bond 2.000%, 04/14/33 (144A) (EUR)	120,000	92,263
Singapore Government Bonds
2.125%, 06/01/26 (SGD)	1,120,000	799,172
2.750%, 07/01/23 (SGD)	515,000	380,804
Spain Government Bonds
1.600%, 04/30/25 (144A) (EUR)	180,000	190,017
1.950%, 07/30/30 (144A) (EUR)	310,000	310,859
4.400%, 10/31/23 (144A) (EUR)	525,000	573,827
Sweden Government Bonds
0.125%, 05/12/31 (SEK)	4,200,000	321,078
1.500%, 11/13/23 (SEK)	1,045,000	96,137
Turkey Government International Bond
5.250%, 03/13/30	590,000	483,611
United Kingdom Gilt
1.500%, 07/22/26 (GBP)	640,000	732,149
2.750%, 09/07/24 (GBP)	215,000	264,733
3.250%, 01/31/33 (GBP)	275,000	318,435
4.250%, 06/07/32 (GBP)	125,000	157,911
Uruguay Government International Bonds
4.375%, 01/23/31	170,000	167,468
8.250%, 05/21/31 (UYU)	9,950,000	243,546

		24,131,069

Total Foreign Government (Cost $29,549,813)		25,655,439

U.S. Treasury & Government Agencies—2.4%

U.S. Treasury—2.4%
U.S. Treasury Bond 2.250%, 02/15/52	1,085,000	784,082
U.S. Treasury Inflation Indexed Notes 0.375%, 07/15/27 (f)	1,264,739	1,185,458

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
0.500%, 11/30/23	720,000	$705,825
0.875%, 01/31/24	2,195,000	2,138,324
1.500%, 02/29/24	530,000	516,377
1.875%, 02/15/32	360,000	308,363
2.250%, 03/31/24 (g)	2,315,000	2,260,833
3.375%, 05/15/33	1,325,000	1,277,797

Total U.S. Treasury & Government Agencies (Cost $9,413,314)		9,177,059

Convertible Bonds—2.2%

Airlines—0.3%
JetBlue Airways Corp. 0.500%, 04/01/26	35,000	28,744
Southwest Airlines Co. 1.250%, 05/01/25	1,015,000	1,163,697

		1,192,441

Biotechnology—0.6%
BioMarin Pharmaceutical, Inc.
0.599%, 08/01/24	1,590,000	1,561,806
1.250%, 05/15/27 (b)	50,000	50,265
Livongo Health, Inc. 0.875%, 06/01/25	520,000	469,884

		2,081,955

Entertainment—0.0%
Penn Entertainment, Inc. 2.750%, 05/15/26	20,000	24,780

Healthcare-Services—0.4%
Teladoc Health, Inc. 1.250%, 06/01/27	1,985,000	1,578,075

Internet—0.2%
Snap, Inc.
Zero Coupon, 05/01/27	80,000	59,200
Spotify USA, Inc. Zero Coupon, 03/15/26	70,000	59,465
Uber Technologies, Inc. Zero Coupon, 12/15/25	830,000	756,982
Zillow Group, Inc. 1.375%, 09/01/26	10,000	12,575

		888,222

Leisure Time—0.1%
NCL Corp., Ltd. 1.125%, 02/15/27	330,000	304,115
Peloton Interactive, Inc. Zero Coupon, 02/15/26	15,000	11,366

		315,481

Media—0.5%
Dish Network Corp.
Zero Coupon, 12/15/25	975,000	515,580
3.375%, 08/15/26	2,945,000	1,494,588

		2,010,168

Oil & Gas—0.0%
Northern Oil and Gas, Inc. 3.625%, 04/15/29	45,000	50,185

Software—0.1%
Nutanix, Inc. 0.250%, 10/01/27	15,000	12,684
Splunk, Inc. 1.125%, 06/15/27	135,000	116,437
Unity Software, Inc. Zero Coupon, 11/15/26	45,000	35,933

		165,054

Total Convertible Bonds (Cost $10,429,406)		8,306,361

Municipals—0.2%
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (Cost $609,835)	610,000	577,329

Floating Rate Loans (h)—0.1%

Insurance—0.0%
Hub International, Ltd. Term Loan B, 9.341%, 3M TSFR + 4.250%, 06/20/30 (i)	35,000	35,106

Internet—0.0%
Uber Technologies, Inc. Term Loan B, 8.026%, 3M TSFR + 2.750%, 03/03/30	59,850	59,931

Leisure Time—0.1%
Carnival Corp.
Incremental Term Loan B, 8.467%, 1M TSFR + 3.250%, 10/18/28	219,053	217,501
USD Term Loan B, 8.217%, 1M TSFR + 3.000%, 06/30/25	203,949	203,853

		421,354

Total Floating Rate Loans (Cost $512,217)		516,391

Convertible Preferred Stock—0.0%

Pipelines—0.0%
El Paso Energy Capital Trust I 4.750%, 03/31/28 (Cost $130,393)	2,834	131,639

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mortgage-Backed Securities—0.0%

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—0.0%
Institutional Mortgage Securities Canada, Inc. 2.616%, 07/12/47 (144A) (CAD)	61,984	$46,045

Total Mortgage-Backed Securities (Cost $57,843)		46,045

Short-Term Investments—3.0%

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $4,759,024; collateralized by U.S. Treasury Note at 0.750%, maturing 03/31/26, with a market value of $4,853,280.	4,758,112	4,758,112

U.S. Treasury—1.7%
U.S. Treasury Bills
5.280%, 12/14/23 (j)	2,925,000	2,855,399
5.345%, 12/21/23 (j)	3,510,000	3,422,636

		6,278,035

Total Short-Term Investments (Cost $11,036,919)		11,036,147

Securities Lending Reinvestments (k)—0.6%

Repurchase Agreements—0.2%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $100,257; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $102,219.	100,215	100,215
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $100,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $102,256.	100,000	100,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $100,099; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $102,471.	100,000	100,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $200,087; collateralized by various Common Stock with an aggregate market value of $222,351.	200,000	200,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $200,201; collateralized by various Common Stock with an aggregate market value of $222,747.	200,000	200,000

		700,215

Mutual Funds—0.4%
Allspring Government Money Market Fund, Select Class 5.020% (l)	300,000	300,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (l)	200,000	200,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (l)	200,000	200,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (l)	200,000	200,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (l)	300,000	300,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (l)	300,000	300,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (l)	200,000	200,000

		1,700,000

Total Securities Lending Reinvestments (Cost $2,400,215)		2,400,215

Total Investments—100.4% (Cost $340,701,252)		380,700,645
Other assets and liabilities (net)—(0.4)%		(1,416,437)

Net Assets—100.0%		$379,284,208

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $2,884,986 and the collateral received consisted of cash in the amount of $2,400,215 and non-cash collateral with a value of $587,535. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2023, the market value of securities pledged was $449,237.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

(i)	This loan will settle after June 30, 2023, at which time the interest rate will be determined.
(j)	The rate shown represents current yield to maturity.
(k)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(l)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $36,253,883, which is 9.6% of net assets.

Country Diversification as of June 30, 2023 (Unaudited)	% of Net Assets
United States	66.6
France	5.0
Netherlands	3.1
Sweden	2.6
Japan	2.3
Taiwan	1.9
United Kingdom	1.6
Mexico	1.4
Australia	1.1
Israel	1.0

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	9,583,000	MSC	09/20/23	USD	10,374,843	$122,114
GBP	762,000	UBSA	09/20/23	USD	967,350	596
JPY	1,120,867,000	MSC	09/20/23	USD	8,175,901	(314,879)

Contracts to Deliver
AUD	2,345,000	HSBCU	09/20/23	USD	1,609,631	44,140
CAD	485,000	CBNA	09/21/23	USD	364,723	(1,828)
COP	5,516,862,000	UBSA	09/20/23	USD	1,287,077	(8,191)
EUR	48,000	MSC	09/20/23	USD	52,550	(28)
GBP	256,000	UBSA	09/20/23	USD	326,465	1,276
IDR	12,100,000,000	UBSA	09/20/23	USD	812,299	5,739
KRW	935,594,000	BOA	09/20/23	USD	731,304	18,348
MXN	29,008,000	BOA	09/20/23	USD	1,655,944	(14,276)
NZD	660,000	MSC	09/20/23	USD	401,795	(3,116)

Cross Currency Contracts to Buy
EUR	327,747	MSC	09/20/23	NOK	3,786,000	5,337

Net Unrealized Depreciation						$(144,768)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/20/23	82	USD	10,406,313	$43,720
U.S. Treasury Note 10 Year Futures	09/20/23	23	USD	2,582,109	(30,189)
U.S. Treasury Note 2 Year Futures	09/29/23	5	USD	1,016,719	(10,965)
U.S. Treasury Note 5 Year Futures	09/29/23	21	USD	2,248,969	(28,955)
U.S. Treasury Ultra Long Bond Futures	09/20/23	10	USD	1,362,188	9,461

Futures Contracts—Short
U.S. Treasury Note Ultra 10 Year Futures	09/20/23	(31)	USD	(3,671,563)	18,560

Net Unrealized Appreciation					$1,632

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(HSBCU)—	HSBC Bank USA
(MSC)—	Morgan Stanley & Co.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

Index Abbreviations

(CPI)—	Consumer Price Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(SOFR)—	Secured Overnight Financing Rate
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$9,114,925	$—	$—	$9,114,925
Broadline Retail	13,079,149	—	—	13,079,149
Building Products	1,377,646	—	—	1,377,646
Capital Markets	22,457,720	—	—	22,457,720
Chemicals	10,514,759	—	—	10,514,759
Construction & Engineering	—	4,966,743	—	4,966,743
Consumer Staples Distribution & Retail	7,338,658	—	—	7,338,658
Electrical Equipment	—	2,021,707	—	2,021,707
Electronic Equipment, Instruments & Components	—	3,438,871	—	3,438,871
Financial Services	10,320,192	—	—	10,320,192
Health Care Providers & Services	8,302,095	—	—	8,302,095
Hotels, Restaurants & Leisure	9,913,048	—	—	9,913,048
Interactive Media & Services	11,056,569	—	—	11,056,569
IT Services	9,791,860	6,729,266	—	16,521,126
Life Sciences Tools & Services	21,439,169	—	—	21,439,169
Machinery	14,681,825	9,415,066	—	24,096,891
Oil, Gas & Consumable Fuels	3,500,875	—	—	3,500,875
Personal Care Products	2,024,482	—	—	2,024,482

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$12,696,116	$17,808,573	$—	$30,504,689
Software	21,023,149	2,000,896	—	23,024,045
Specialty Retail	8,774,338	—	—	8,774,338
Textiles, Apparel & Luxury Goods	3,976,190	8,914,434	—	12,890,624
Total Common Stocks	201,382,765	55,295,556	—	256,678,321
Total Corporate Bonds & Notes*	—	66,175,699	—	66,175,699
Total Foreign Government*	—	25,655,439	—	25,655,439
Total U.S. Treasury & Government Agencies*	—	9,177,059	—	9,177,059
Total Convertible Bonds*	—	8,306,361	—	8,306,361
Total Municipals*	—	577,329	—	577,329
Total Floating Rate Loans*	—	516,391	—	516,391
Total Convertible Preferred Stock*	131,639	—	—	131,639
Total Mortgage-Backed Securities*	—	46,045	—	46,045
Total Short-Term Investments*	—	11,036,147	—	11,036,147
Securities Lending Reinvestments
Repurchase Agreements	—	700,215	—	700,215
Mutual Funds	1,700,000	—	—	1,700,000
Total Securities Lending Reinvestments	1,700,000	700,215	—	2,400,215
Total Investments	$203,214,404	$177,486,241	$—	$380,700,645

Collateral for Securities Loaned (Liability)	$—	$(2,400,215)	$—	$(2,400,215)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$197,550	$—	$197,550
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(342,318)	—	(342,318)
Total Forward Contracts	$—	$(144,768)	$—	$(144,768)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$71,741	$—	$—	$71,741
Futures Contracts (Unrealized Depreciation)	(70,109)	—	—	(70,109)
Total Futures Contracts	$1,632	$—	$—	$1,632

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$380,700,645
Cash	4,613
Cash denominated in foreign currencies (c)	933,035
Unrealized appreciation on forward foreign currency exchange contracts	197,550
Receivable for:
Investments sold	30,510
Fund shares sold	121,023
Dividends and interest	1,525,226
Variation margin on futures contracts	67,967
Prepaid expenses	3,079

Total Assets	383,583,648
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	342,318
Collateral for securities loaned	2,400,215
Payables for:
Investments purchased	874,424
Fund shares redeemed	58,878
Foreign taxes	11,044
Accrued Expenses:
Management fees	211,843
Distribution and service fees	53,463
Deferred trustees’ fees	197,687
Other expenses	149,568

Total Liabilities	4,299,440

Net Assets	$379,284,208

Net Assets Consist of:
Paid in surplus	$329,611,537
Distributable earnings (Accumulated losses) (d)	49,672,671

Net Assets	$379,284,208

Net Assets
Class A	$116,539,477
Class B	262,744,731
Capital Shares Outstanding*
Class A	8,308,105
Class B	19,103,732
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.03
Class B	13.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $340,701,252.
(b)	Includes securities loaned at value of $2,884,986.
(c)	Identified cost of cash denominated in foreign currencies was $934,218.
(d)	Includes foreign capital gains tax of $11,044.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$1,582,906
Interest (b)	2,547,712
Securities lending income	14,172

Total investment income	4,144,790
Expenses
Management fees	1,286,555
Administration fees	18,893
Custodian and accounting fees	60,575
Distribution and service fees—Class B	318,622
Audit and tax services	35,363
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	13,331
Insurance	1,688
Miscellaneous	11,310

Total expenses	1,785,619
Less management fee waiver	(24,795)
Less broker commission recapture	(1,399)

Net expenses	1,759,425

Net Investment Income	2,385,365

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	10,664,512
Futures contracts	(353,219)
Foreign currency transactions	2,416
Forward foreign currency transactions	(877,087)

Net realized gain (loss)	9,436,622

Net change in unrealized appreciation (depreciation) on:
Investments (c)	32,158,104
Futures contracts	37,337
Foreign currency transactions	15,429
Forward foreign currency transactions	(444,171)

Net change in unrealized appreciation (depreciation)	31,766,699

Net realized and unrealized gain (loss)	41,203,321

Net Increase (Decrease) in Net Assets From Operations	$43,588,686

(a)	Net of foreign withholding taxes of $86,085.
(b)	Net of foreign withholding taxes of $6,384.
(c)	Includes change in foreign capital gains tax of $(3,701).

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$2,385,365	$4,096,775
Net realized gain (loss)	9,436,622	9,484,749
Net change in unrealized appreciation (depreciation)	31,766,699	(130,253,868)

Increase (decrease) in net assets from operations	43,588,686	(116,672,344)

From Distributions to Shareholders
Class A	(4,441,974)	(17,348,063)
Class B	(10,232,955)	(38,863,155)

Total distributions	(14,674,929)	(56,211,218)

Increase (decrease) in net assets from capital share transactions	(8,354,659)	22,178,954

Total increase (decrease) in net assets	20,559,098	(150,704,608)

Net Assets
Beginning of period	358,725,110	509,429,718

End of period	$379,284,208	$358,725,110

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	46,060	$634,841	230,208	$3,613,871
Reinvestments	318,649	4,441,974	1,361,700	17,348,063
Redemptions	(573,938)	(7,858,787)	(1,231,329)	(18,279,463)

Net increase (decrease)	(209,229)	$(2,781,972)	360,579	$2,682,471

Class B
Sales	288,191	$3,880,021	893,483	$13,663,310
Reinvestments	748,570	10,232,955	3,099,135	38,863,155
Redemptions	(1,455,719)	(19,685,663)	(2,288,517)	(33,029,982)

Net increase (decrease)	(418,958)	$(5,572,687)	1,704,101	$19,496,483

Increase (decrease) derived from capital shares transactions		$(8,354,659)		$22,178,954

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.95		$19.79	$19.30	$18.14	$15.81	$18.15

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.18	0.12	0.18	0.25	0.33
Net realized and unrealized gain (loss)	1.53		(4.79)	2.54	2.32	3.96	(1.11)

Total income (loss) from investment operations	1.63		(4.61)	2.66	2.50	4.21	(0.78)

Less Distributions
Distributions from net investment income	0.00		0.00	(0.21)	(0.17)	(0.32)	(0.39)
Distributions from net realized capital gains	(0.55)		(2.23)	(1.96)	(1.17)	(1.56)	(1.17)

Total distributions	(0.55)		(2.23)	(2.17)	(1.34)	(1.88)	(1.56)

Net Asset Value, End of Period	$14.03		$12.95	$19.79	$19.30	$18.14	$15.81

Total Return (%) (b)	12.64	(c)	(23.12)	14.57	15.11	27.86	(5.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(d)	0.79	0.78	0.79	0.78	0.78
Net ratio of expenses to average net assets (%) (e)	0.78	(d)	0.78	0.77	0.78	0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	1.47	(d)	1.19	0.60	1.00	1.45	1.85
Portfolio turnover rate (%)	9	(c)	26	46	43	27	29
Net assets, end of period (in millions)	$116.5		$110.3	$161.4	$157.3	$153.3	$134.7

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.72		$19.53	$19.08	$17.95	$15.65	$17.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.14	0.07	0.13	0.21	0.28
Net realized and unrealized gain (loss)	1.50		(4.72)	2.51	2.29	3.92	(1.10)

Total income (loss) from investment operations	1.58		(4.58)	2.58	2.42	4.13	(0.82)

Less Distributions
Distributions from net investment income	0.00		0.00	(0.17)	(0.12)	(0.27)	(0.34)
Distributions from net realized capital gains	(0.55)		(2.23)	(1.96)	(1.17)	(1.56)	(1.17)

Total distributions	(0.55)		(2.23)	(2.13)	(1.29)	(1.83)	(1.51)

Net Asset Value, End of Period	$13.75		$12.72	$19.53	$19.08	$17.95	$15.65

Total Return (%) (b)	12.47	(c)	(23.30)	14.26	14.79	27.52	(5.39)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	(d)	1.04	1.03	1.04	1.03	1.03
Net ratio of expenses to average net assets (%) (e)	1.03	(d)	1.03	1.02	1.03	1.03	1.03
Ratio of net investment income (loss) to average net assets (%)	1.22	(d)	0.95	0.36	0.75	1.20	1.60
Portfolio turnover rate (%)	9	(c)	26	46	43	27	29
Net assets, end of period (in millions)	$262.7		$248.4	$348.0	$328.3	$309.1	$271.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Global Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

BHFTI-21

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income

BHFTI-23

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $4,758,112. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $700,215. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

BHFTI-24

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Convertible Bonds	$(47,020)	$—	$—	$—	$(47,020)
Corporate Bonds & Notes	(1,897,947)	—	—	—	(1,897,947)
Foreign Government	(455,248)	—	—	—	(455,248)
Total Borrowings	$(2,400,215)	$—	$—	$—	$(2,400,215)
Gross amount of recognized liabilities for securities lending transactions					$(2,400,215)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending

BHFTI-25

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$71,741	Unrealized depreciation on futures contracts (a) (b)	$70,109
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	197,550	Unrealized depreciation on forward foreign currency exchange contracts	342,318

Total		$269,291		$412,427

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$18,348	$(14,276)	$—	$4,072
HSBC Bank USA	44,140	—	—	44,140
Morgan Stanley & Co.	127,451	(127,451)	—	—
UBS AG	7,611	(7,611)	—	—

	$197,550	$(149,338)	$—	$48,212

BHFTI-26

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$14,276	$(14,276)	$—	$—
Citibank N.A.	1,828	—	—	1,828
Morgan Stanley & Co.	318,023	(127,451)	—	190,572
UBS AG	8,191	(7,611)	—	580

	$342,318	$(149,338)	$—	$192,980

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(877,087)	$(877,087)
Futures contracts	(353,219)	—	(353,219)

	$(353,219)	$(877,087)	$(1,230,306)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(444,171)	$(444,171)
Futures contracts	37,337	—	37,337

	$37,337	$(444,171)	$(406,834)

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$26,086,274
Futures contracts long	15,110,405
Futures contracts short	(4,258,964)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and

BHFTI-27

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any

BHFTI-28

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

BHFTI-29

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$2,055,199	$32,300,106	$4,862,283	$57,821,746

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$1,286,555	0.700%	First $500 million
	0.650%	$500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	First $250 million
0.025%	$500 million to $1 billion
0.050%	Over $1.5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services

BHFTI-30

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$341,468,891

Gross unrealized appreciation	61,401,987
Gross unrealized (depreciation)	(22,307,889)

Net unrealized appreciation (depreciation)	$39,094,098

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$655,413	$6,281,824	$55,555,805	$46,592,877	$56,211,218	$52,874,701

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$14,570,903	$6,384,428	$—	$20,955,331

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-31

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-32

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Loomis Sayles Growth Portfolio returned 38.34%, 38.20%, and 38.22%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹ returned 29.02%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity market delivered a sizable gain in the first half of 2023, as the issues that had weighed on sentiment throughout most of 2022 continued to recede. Inflation, while still well above the historical average, moved steadily lower. This favorable trend allowed the U.S. Federal Reserve (the “Fed”) to slow its pace of interest rate increases. Despite the continued rise in short-term rates, economic growth and corporate earnings, while slowing, stayed fairly robust. This marked a positive surprise relative to the expectations that were in place in late 2022, when the markets were generally anticipating a recession. Although the returns of the major indexes were strong across the board, much of the gain came from a narrow group of mega-cap technology-related stocks. On the other hand, the value style lagged due in part to the weaker relative performance for economically sensitive companies such as those in the Industrials, Energy, and Materials sectors. The value category was further pressured by underperformance for Financials, which were hurt by the turmoil in the banking sector in March 2023. Still, all major segments of the market finished the first half firmly in positive territory.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in Information Technology (“IT”), Communication Services, Healthcare, Consumer Discretionary and Consumer Staples, as well as our allocations in Communication Services and Consumer Staples, contributed positively to relative performance. Stock selection in Financials and Industrials, as well as our allocations in IT, Financials, Healthcare, and Industrials, detracted from relative performance. Meta Platforms and Nvidia were the biggest contributors to relative returns. Apple (not owned) and Boeing were the biggest detractors from relative returns during the reporting period.

Meta Platforms operates online social networking platforms that allow people to connect, share, and interact with friends and communities. With 3.8 billion monthly users, 200 million businesses, and 10 million advertisers worldwide using its family of apps—Facebook, Messenger, WhatsApp, and Instagram—the scale and reach of Meta’s network is unrivaled. Meta reported financial results during the period that were above expectations for revenue and operating income, despite ongoing macroeconomic pressure on advertising spending, and shares responded positively to the company’s increased focus on productivity and cost management. The company also provided guidance for the current quarter that was higher than consensus expectations and lowered its total expense outlook for the year. Meta continues to invest significantly in its early-stage Reality Labs segment, which includes augmented and virtual reality products that the company views as building its long-term vision for the metaverse. While the company incurred operating expenses of almost $16 billion in the Reality Labs segment in 2022, the investment represented just over 35% of the operating profit generated by the company’s highly profitable core business. Mark Zuckerberg has always managed the company with a long-term focus and strong strategic vision. Over the past ten years, Meta has spent over $125 billion on research and development and $110 billion on capital expenditures—a level of investment that few firms can match, and which creates high barriers to entry for competitors that are further compounded by the growth of cumulative knowledge over time. We believe Meta remains one of very few platforms where advertisers can reach consumers at such scale in such a targeted and effective fashion. Based on its core business alone, we believe the company is substantially undervalued, even accounting for elevated levels of investment.

Nvidia is the world leader in artificial intelligence (“AI”) computing, which enables computers to mimic human-like intelligence for problem-solving and decision-making capabilities. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing its graphic processing unit (“GPU”) technology. After shares were under pressure throughout most of 2022 given a weak market backdrop, the stock rebounded substantially over the past six months, with gains accelerating following the company’s most recent earnings report and guidance. Nvidia reported quarterly financial results that were better than consensus expectations, as ChatGPT and generative AI are driving strong demand for GPUs by companies looking to leverage this newfound capability and expand competitive advantage. The company also provided revenue guidance for its second quarter that was over 50% higher than consensus expectations and projected even greater strength in its third and fourth quarters, resulting in a material increase in expectations for revenue, profits, and free cash flow for its full fiscal year. While revenue in the company’s gaming segment remains depressed, we believe recent weakness in gaming reflects global demand for personal computers returning to pre-pandemic levels after a period of excess, and the impact of macroeconomic weakness and COVID restrictions on China consumer spending. We believe the company has also done a good job of clearing existing inventory in its retail channels and that the gaming business retains its secular growth characteristics. In the company’s data center business, we believe the company’s decades of focused investment, cumulative know-how, and robust software platform and architecture that has attracted millions of developers, solidify the company’s leadership position in enabling AI-related applications. We believe Nvidia’s strong growth prospects are not currently reflected in its share price; therefore, we believe the company’s shares are trading at a significant discount to our estimate of intrinsic value, offering a compelling reward-to-risk opportunity.

Not owning Apple was the biggest detractor from relative returns during the period. We have never owned Apple in the strategy because it has never simultaneously met each of our quality, growth, and valuation investment criteria.

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Founded in 1916, Boeing is a global leader in the commercial and defense aerospace industries. Along with Airbus, Boeing is part of a global duopoly that accounts for almost all commercial planes sold with greater than 125 seats, the largest market segment. Boeing’s financial results during the period were mixed and largely below expectations from an income statement standpoint, but the company generated significant positive free cash flow in its fiscal fourth quarter, and reiterated guidance for cash flow of $3-to-$5 billion for the full year in 2023. The shares appreciated by 10.8% during the reporting period but underperformed the index returns. Boeing continues to face execution issues across several programs. Despite the near-term challenges, we do not view the issues as structural and believe the long-term earnings power of the company remains unchanged and significantly underappreciated. Although supply chain issues continue to depress deliveries, Boeing has made significant progress with the 737 MAX, which is now cleared to fly in almost all countries, including China. We believe Boeing’s strong and sustainable competitive advantages include its significant cumulative knowledge and experience in aeronautical development, scale, and a client base that faces switching costs due to plane-specific operational and maintenance issues. Global growth in air travel, which expanded at a compounded annual rate of approximately 5% in the 40 years prior to the pandemic, is the primary secular growth driver for Boeing. We believe Boeing is one of only two companies globally that possesses the requisite expertise and scale to profitably serve the global demand for commercial aircraft. We believe the current market price embeds expectations for aircraft deliveries and margins that are well below our long-term assumptions. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

During the period, the team added to existing positions in Amazon, Block, Disney, Illumina, PayPal, and Tesla. The team trimmed its holdings of Novartis and Roche. The team also trimmed both Nvidia and Meta as they approached the maximum allowable position size.

Relative to the Russell 1000 Growth Index, as of period-end, the Portfolio was overweight in Communication Services, Financials, Industrials, Healthcare, and Consumer Discretionary, and underweight in IT and Consumer Staples. The Portfolio held no positions in Energy, Real Estate, Materials or Utilities. The Portfolio held 35 positions with the weight of the top 10 holdings by issuer accounting for 57.7% of the total Portfolio.

Aziz Hamzaogullari

Portfolio Manager

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Growth Portfolio
Class A	38.34	40.42	11.21	11.66
Class B	38.20	40.13	10.93	11.39
Class E	38.22	40.24	11.04	11.49
Russell 1000 Growth Index	29.02	27.11	15.14	15.75

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Meta Platforms, Inc. - Class A	8.0
NVIDIA Corp.	7.8
Tesla, Inc.	6.0
Visa, Inc. - Class A	5.5
Amazon.com, Inc.	5.2
Boeing Co. (The)	5.1
Oracle Corp.	5.0
Microsoft Corp.	4.9
Netflix, Inc.	4.4
Alphabet, Inc. - Class A	3.7

Top Sectors

% of Net Assets
Information Technology	28.2
Communication Services	20.5
Consumer Discretionary	16.1
Health Care	11.9
Financials	10.5
Industrials	7.5
Consumer Staples	3.3

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.57%	$1,000.00	$1,383.40	$3.37
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class B (a)	Actual	0.82%	$1,000.00	$1,382.00	$4.84
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

Class E (a)	Actual	0.72%	$1,000.00	$1,382.20	$4.25
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—5.1%
Boeing Co. (The) (a)	724,584	$153,003,157

Air Freight & Logistics—1.7%
Expeditors International of Washington, Inc.	418,184	50,654,628

Automobiles—6.0%
Tesla, Inc. (a)	694,166	181,711,834

Beverages—3.3%
Monster Beverage Corp. (a) (b)	1,743,299	100,135,095

Biotechnology—4.6%
Regeneron Pharmaceuticals, Inc. (a)	82,506	59,283,861
Vertex Pharmaceuticals, Inc. (a)	221,846	78,069,826

		137,353,687

Broadline Retail—6.2%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	346,450	28,876,608
Amazon.com, Inc. (a)	1,197,048	156,047,177

		184,923,785

Capital Markets—2.7%
FactSet Research Systems, Inc. (b)	110,185	44,145,620
SEI Investments Co.	627,664	37,421,328

		81,566,948

Entertainment—6.7%
Netflix, Inc. (a)	296,938	130,798,220
Walt Disney Co. (The) (a) (b)	796,026	71,069,201

		201,867,421

Financial Services—7.8%
Block, Inc. (a)	531,620	35,389,943
PayPal Holdings, Inc. (a)	482,206	32,177,606
Visa, Inc. - Class A (b)	700,899	166,449,495

		234,017,044

Health Care Equipment & Supplies—1.5%
Intuitive Surgical, Inc. (a)	127,641	43,645,563

Hotels, Restaurants & Leisure—3.9%
Starbucks Corp. (b)	590,329	58,477,991
Yum China Holdings, Inc. (b)	338,632	19,132,708
Yum! Brands, Inc. (b)	289,407	40,097,340

		117,708,039

Interactive Media & Services—13.8%
Alphabet, Inc. - Class A (a)	938,320	112,316,904
Alphabet, Inc. - Class C (a)	526,579	63,700,262
Meta Platforms, Inc. - Class A (a)	833,580	239,220,788

		415,237,954

IT Services—1.9%
Shopify, Inc. - Class A (a)	881,290	$56,931,334

Life Sciences Tools & Services—1.6%
Illumina, Inc. (a)	250,774	47,017,617

Machinery—0.7%
Deere & Co.	51,568	20,894,838

Pharmaceuticals—4.3%
Novartis AG (ADR)	418,214	42,201,975
Novo Nordisk A/S (ADR)	314,338	50,869,318
Roche Holding AG (ADR)	951,598	36,351,044

		129,422,337

Semiconductors & Semiconductor Equipment—9.4%
NVIDIA Corp.	555,513	234,993,109
QUALCOMM, Inc.	404,814	48,189,059

		283,182,168

Software—16.8%
Autodesk, Inc. (a)	421,738	86,291,812
Microsoft Corp.	428,769	146,012,995
Oracle Corp.	1,267,967	151,002,190
Salesforce, Inc. (a)	423,492	89,466,920
Workday, Inc. - Class A (a)	146,954	33,195,439

		505,969,356

Total Common Stocks (Cost $2,177,370,135)		2,945,242,805

Short-Term Investment—1.9%

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $55,982,777; collateralized by U.S. Treasury Note at 0.750%, maturing 03/31/26, with a market value of $57,091,493.	55,972,049	55,972,049

Total Short-Term Investments (Cost $55,972,049)		55,972,049

Securities Lending Reinvestments (c)—7.1%

Certificates of Deposit—0.2%
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/17/23	2,000,000	1,985,900
Zero Coupon, 08/18/23	1,000,000	992,800
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (d)	2,000,000	2,000,045

		4,978,745

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—4.7%
Barclays Bank plc Repurchase Agreement dated 06/30/23 at 5.420%, due on 10/03/23 with a maturity value of $10,143,028; collateralized by various Common Stock with an aggregate market value of $11,142,446.	10,000,000	$10,000,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $6,991,122; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $7,127,946.	6,988,182	6,988,182
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $5,002,113; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $1,005,221; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $1,084,561.	1,000,000	1,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $10,004,225; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $10,225,596.	10,000,000	10,000,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $8,107,985; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $8,300,175.	8,100,000	8,100,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $20,020,222; collateralized by various Common Stock with an aggregate market value of $22,318,377.	20,000,000	20,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $30,013,025; collateralized by various Common Stock with an aggregate market value of $33,352,613.	30,000,000	30,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $4,020,572; collateralized by various Common Stock with an aggregate market value of $4,445,096.	4,000,000	4,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $6,063,656; collateralized by various Common Stock with an aggregate market value of $6,750,416.	6,061,050	6,061,050
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $15,006,462; collateralized by various Common Stock with an aggregate market value of $16,692,295.	15,000,000	15,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $500,503; collateralized by various Common Stock with an aggregate market value of $556,869.	500,000	500,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $24,980,716; collateralized by various Common Stock with an aggregate market value of $27,478,795.	24,970,000	24,970,000

		141,619,232

Time Deposits—0.4%
ABN AMRO Bank NV 5.060%, 07/03/23	2,000,000	2,000,000
Australia & New Zealand Banking Group, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
Banco Santander S.A. (NY) 5.060%, 07/03/23	2,000,000	2,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	2,000,000	2,000,000
National Australia Bank, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
Skandi (NY) 5.060%, 07/03/23	2,000,000	2,000,000

		12,000,000

Mutual Funds—1.8%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (e)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (e)	6,000,000	6,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (e)	8,300,000	8,300,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (e)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (e)	3,500,000	3,500,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (e)	2,000,000	2,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (e)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (e)	15,000,000	15,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (e)	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (e)	1,000,000	$1,000,000

		54,800,000

Total Securities Lending Reinvestments (Cost $213,399,154)		213,397,977

Total Investments—107.0% (Cost $2,446,741,338)		3,214,612,831
Other assets and liabilities (net)—(7.0)%		(210,516,188)

Net Assets—100.0%		$3,004,096,643

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $220,251,508 and the collateral received consisted of cash in the amount of $213,387,027 and non-cash collateral with a value of $8,978,344. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Glossary of Abbreviations

Index Abbreviations

(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,945,242,805	$—	$—	$2,945,242,805
Total Short-Term Investment*	—	55,972,049	—	55,972,049
Securities Lending Reinvestments
Certificates of Deposit	—	4,978,745	—	4,978,745
Repurchase Agreements	—	141,619,232	—	141,619,232
Time Deposits	—	12,000,000	—	12,000,000
Mutual Funds	54,800,000	—	—	54,800,000
Total Securities Lending Reinvestments	54,800,000	158,597,977	—	213,397,977
Total Investments	$3,000,042,805	$214,570,026	$—	$3,214,612,831

Collateral for Securities Loaned (Liability)	$—	$(213,387,027)	$—	$(213,387,027)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$3,214,612,831
Receivable for:
Investments sold	7,279,192
Fund shares sold	39,405
Dividends and interest	3,199,237
Prepaid expenses	24,717

Total Assets	3,225,155,382
Liabilities
Collateral for securities loaned	213,387,027
Payables for:
Investments purchased	1,262,844
Fund shares redeemed	4,446,330
Accrued Expenses:
Management fees	1,347,290
Distribution and service fees	177,258
Deferred trustees’ fees	219,725
Other expenses	218,265

Total Liabilities	221,058,739

Net Assets	$3,004,096,643

Net Assets Consist of:
Paid in surplus	$2,139,125,067
Distributable earnings (Accumulated losses)	864,971,576

Net Assets	$3,004,096,643

Net Assets
Class A	$2,125,350,637
Class B	850,308,309
Class E	28,437,697
Capital Shares Outstanding*
Class A	150,593,095
Class B	64,042,198
Class E	2,090,713
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.11
Class B	13.28
Class E	13.60

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,446,741,338.
(b)	Includes securities loaned at value of $220,251,508.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$7,911,678
Interest	232,248
Securities lending income	122,766

Total investment income	8,266,692
Expenses
Management fees	7,774,595
Administration fees	57,681
Custodian and accounting fees	59,085
Distribution and service fees—Class B	976,148
Distribution and service fees—Class E	18,863
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	51,080
Insurance	10,911
Miscellaneous	12,222

Total expenses	9,022,852
Less management fee waiver	(204,756)
Less broker commission recapture	(18,079)

Net expenses	8,800,017

Net Investment Loss	(533,325)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	115,425,724
Net change in unrealized appreciation (depreciation) on:
Investments	780,966,406
Foreign currency transactions	281

Net change in unrealized appreciation (depreciation)	780,966,687

Net realized and unrealized gain (loss)	896,392,411

Net Increase (Decrease) in Net Assets From Operations	$895,859,086

(a)	Net of foreign withholding taxes of $492,111.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(533,325)	$(621,706)
Net realized gain (loss)	115,425,724	169,534,630
Net change in unrealized appreciation (depreciation)	780,966,687	(1,153,300,560)

Increase (decrease) in net assets from operations	895,859,086	(984,387,636)

From Distributions to Shareholders
Class A	(118,046,334)	(173,294,989)
Class B	(49,926,030)	(74,512,618)
Class E	(1,618,904)	(2,333,067)

Total distributions	(169,591,268)	(250,140,674)

Increase (decrease) in net assets from capital share transactions	(187,011,951)	103,898,301

Total increase (decrease) in net assets	539,255,867	(1,130,630,009)

Net Assets
Beginning of period	2,464,840,776	3,595,470,785

End of period	$3,004,096,643	$2,464,840,776

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	751,693	$9,764,780	2,790,393	$35,190,908
Reinvestments	8,372,080	118,046,334	16,302,445	173,294,989
Redemptions	(20,432,261)	(267,714,452)	(9,480,442)	(121,100,392)

Net increase (decrease)	(11,308,488)	$(139,903,338)	9,612,396	$87,385,505

Class B
Sales	657,328	$8,111,942	3,652,102	$42,086,519
Reinvestments	3,762,323	49,926,030	7,406,821	74,512,618
Redemptions	(8,530,738)	(105,238,376)	(8,370,124)	(98,828,660)

Net increase (decrease)	(4,111,087)	$(47,200,404)	2,688,799	$17,770,477

Class E
Sales	59,949	$755,386	41,680	$478,295
Reinvestments	119,125	1,618,904	226,952	2,333,067
Redemptions	(182,114)	(2,282,499)	(332,230)	(4,069,043)

Net increase (decrease)	(3,040)	$91,791	(63,598)	$(1,257,681)

Increase (decrease) derived from capital shares transactions		$(187,011,951)		$103,898,301

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.79		$16.59	$14.45	$17.14	$16.26	$18.40

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(b)	0.01	0.00 (b)	0.04	0.14	0.17
Net realized and unrealized gain (loss)	4.14		(4.65)	2.66	4.01	3.37	(1.28)

Total income (loss) from investment operations	4.14		(4.64)	2.66	4.05	3.51	(1.11)

Less Distributions
Distributions from net investment income	0.00		0.00	(0.03)	(0.16)	(0.19)	(0.16)
Distributions from net realized capital gains	(0.82)		(1.16)	(0.49)	(6.58)	(2.44)	(0.87)

Total distributions	(0.82)		(1.16)	(0.52)	(6.74)	(2.63)	(1.03)

Net Asset Value, End of Period	$14.11		$10.79	$16.59	$14.45	$17.14	$16.26

Total Return (%) (c)	38.34	(d)	(27.86)	18.66	32.54	23.83	(6.81)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(e)	0.58	0.57	0.59	0.59	0.58
Net ratio of expenses to average net assets (%) (f)	0.57	(e)	0.57	0.56	0.57	0.57	0.56
Ratio of net investment income (loss) to average net assets (%)	0.03	(e)	0.05	0.02	0.28	0.86	0.93
Portfolio turnover rate (%)	3	(d)	19	24 (h)	18	100	0 (g)
Net assets, end of period (in millions)	$2,125.4		$1,747.7	$2,526.1	$1,901.7	$1,747.2	$1,566.4

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.20		$15.80	$13.80	$16.64	$15.84	$17.95

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.02)	(0.03)	0.00 (b)	0.10	0.12
Net realized and unrealized gain (loss)	3.91		(4.42)	2.52	3.85	3.28	(1.25)

Total income (loss) from investment operations	3.90		(4.44)	2.49	3.85	3.38	(1.13)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.11)	(0.14)	(0.11)
Distributions from net realized capital gains	(0.82)		(1.16)	(0.49)	(6.58)	(2.44)	(0.87)

Total distributions	(0.82)		(1.16)	(0.49)	(6.69)	(2.58)	(0.98)

Net Asset Value, End of Period	$13.28		$10.20	$15.80	$13.80	$16.64	$15.84

Total Return (%) (c)	38.20	(d)	(28.00)	18.27	32.23	23.57	(7.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(e)	0.83	0.82	0.84	0.84	0.83
Net ratio of expenses to average net assets (%) (f)	0.82	(e)	0.82	0.81	0.82	0.82	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.22	)(e)	(0.20)	(0.21)	0.03	0.60	0.68
Portfolio turnover rate (%)	3	(d)	19	24 (h)	18	100	0 (g)
Net assets, end of period (in millions)	$850.3		$695.3	$1,034.6	$943.3	$912.5	$853.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.43		$16.11	$14.05	$16.84	$16.01	$18.13

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.01)	(0.01)	0.02	0.12	0.14
Net realized and unrealized gain (loss)	4.00		(4.51)	2.57	3.90	3.31	(1.26)

Total income (loss) from investment operations	3.99		(4.52)	2.56	3.92	3.43	(1.12)

Less Distributions
Distributions from net investment income	0.00		0.00	(0.01)	(0.13)	(0.16)	(0.13)
Distributions from net realized capital gains	(0.82)		(1.16)	(0.49)	(6.58)	(2.44)	(0.87)

Total distributions	(0.82)		(1.16)	(0.50)	(6.71)	(2.60)	(1.00)

Net Asset Value, End of Period	$13.60		$10.43	$16.11	$14.05	$16.84	$16.01

Total Return (%) (c)	38.22	(d)	(27.95)	18.46	32.30	23.66	(6.94)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(e)	0.73	0.72	0.74	0.74	0.73
Net ratio of expenses to average net assets (%) (f)	0.72	(e)	0.72	0.71	0.72	0.72	0.71
Ratio of net investment income (loss) to average net assets (%)	(0.12	)(e)	(0.10)	(0.10)	0.12	0.70	0.78
Portfolio turnover rate (%)	3	(d)	19	24 (h)	18	100	0 (g)
Net assets, end of period (in millions)	$28.4		$21.8	$34.8	$35.5	$33.6	$31.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Rounds to less than 1%.
(h)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2021.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Growth Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $55,972,049. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $141,619,232. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$70,001,500	$0	$477,793,662

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$7,774,595	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period effective May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction		Average Daily Net Assets
0.102%		First $500 million
0.052%		$500 million to $1 billion
0.002%		$1 billion to $2 billion
(0.048%	)	$2 billion to $3.645 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,463,897,745

Gross unrealized appreciation	914,173,491
Gross unrealized (depreciation)	(163,458,405)

Net unrealized appreciation (depreciation)	$750,715,086

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$—	$61,681,513	$250,140,674	$56,533,283	$250,140,674	$118,214,796

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$6,499,348	$162,677,827	$(30,254,696)	$—	$138,922,479

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-19

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 7.94%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 6.99%.

MARKET ENVIRONMENT / CONDITIONS

Rates oscillated while equities rallied over the past six months. At the start of the year, signs of an Information Technology sector slowdown and associated layoffs weighed on the market. However, strong inflation data, a resilient consumer, and China reopening activity drove soft-landing narratives, or the idea that the Fed could slow the economy and curb inflation while avoiding a recession. Interest rate futures priced in additional rate hikes by the U.S. Federal Open Market Committee as they continued to fight persistent inflation. In March, turmoil from the banking sector marked by the sudden failures of Silicon Valley Bank and Signature Bank, and the UBS brokered acquisition of Credit Suisse caused significant yield curve repricing as yields dramatically fell in anticipation of rate cuts. The eventual resolution of the U.S. debt ceiling debate, and the potential growth led by the burgeoning generative Artificial Intelligence narrative, drove equities to rally. Despite volatile yield curve repricing, interest rates ended slightly lower from the period’s start.

Overall, U.S. equities rallied across the board. The S&P 500 Index, which measures U.S. large cap equities increased 16.72%. Mid and small cap stocks also posted large gains. The mid cap S&P 400 Index rose 8.66% and the small cap Russell 2000 Index increased 8.03%. International equities in developed markets endured a similar rally, increasing 11.97% as measured by the MSCI EAFE Index. U.S. fixed income assets, measured by the Bloomberg U.S. Aggregate Bond Index, rose 1.99%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio consists of two segments, the “Base Sleeve” and the “Overlay Sleeve.” The first segment, (the “Base Sleeve”) is managed by the Investment Committee of Brighthouse Investment Advisers, LLC. The Base Sleeve, representing approximately 75% of the Portfolio’s total assets, is invested into a variety of Brighthouse Funds Trust index portfolios and maintains a broad target allocation of 40% Fixed Income and 35% Equity of total Portfolio assets. The second segment (the “Overlay Sleeve”) contains the remaining 25% of the Portfolio’s assets. The Overlay Sleeve invests in equity derivatives, interest rate derivatives, and cash and money market instruments. Equity derivatives are used to keep the Portfolio’s volatility within a desired range by changing the total equity exposure, while interest rate derivatives are used to increase duration exposure, and the cash and money market instruments serve as the collateral for the derivative instruments.

The Portfolio uses a target equity contribution to volatility of 10% that may fluctuate within an 8% to 12% band, with a maximum equity allocation of 73%. The Portfolio began the year in a period of moderately high realized volatility, with an equity allocation of 41%. As volatility fell and equities rallied in January, the Portfolio increased equity allocations. Continued low realized equity volatility triggered another re-risking of the Portfolio in early March. For the remainder of the period, realized equity volatility remained stable and the Portfolio remained near 67% equity allocation. The Portfolio ended the period with an equity allocation of approximately 69%.

The equity derivatives slightly decreased the Portfolio returns during the first half of 2023. Being underweight equity during the equity rally drove underperformance versus the Dow Jones benchmark. The Portfolio uses interest rate derivatives to add duration relative to the benchmark, which were a slight positive contributor to the Portfolio.

The Portfolio holds a significant amount of equity and interest rate derivatives to manage market exposure. Equity futures were used to increase the Portfolio’s equity exposure. The contracts used in the Portfolio were meant to capture a broad market exposure. The Portfolio uses S&P 500 e-mini, S&P 400 e-mini, and Russell 2000 mini contracts listed on the Chicago Mercantile Exchange to capture the exposure in the U.S. large cap, mid cap, and small cap markets, respectively. In addition, the MSCI EAFE contract listed on the Intercontinental Exchange was used for exposure to international developed equity markets. Interest rate derivatives were used as an additional source of diversification and added exposure to interest rates. Due to rates remaining relatively unchanged across the period, the value of the swaps increased slightly and contributed to a Portfolio gain of 0.42%.

As of June 30, 2023, the allocation of the Portfolio was 35.4% in Equity, 33.1% in Equity futures, and 39.3% in Fixed Income. The equity allocation was invested as follows: 16.4% invested in an index portfolio that tracks the S&P 500 Index, representing U.S. Large Cap; 4.9% invested in an index portfolio that tracks the S&P 400 Index, representing U.S. Mid Cap; 3.0% in an index portfolio that tracks the Russell 2000 Index, representing U.S. Small Cap; and 11.1% in an index portfolio tracking the MSCI EAFE Index, representing foreign equity. The equity futures allocation was invested in a variety of U.S. and foreign equity futures contracts. The allocation

BHFTI-1

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*—(Continued)

was as follows: 16.1% invested in the S&P 500, representing U.S. Large Cap; 4.3% invested in the S&P 400, representing U.S. Mid Cap; 2.5% in the Russell 2000, representing U.S. Small Cap; and 10.2% in the MSCI EAFE, representing foreign equity. The fixed income exposure was invested in an index portfolio that tracks the Bloomberg U.S. Aggregate Bond Index.

Base Sleeve

Investment Committee

Brighthouse Investment Advisers, LLC

Overlay Sleeve

Chris Johnson

Portfolio Manager

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
MetLife Multi-Index Targeted Risk Portfolio
Class B	7.94	4.98	2.77	4.79
Dow Jones Moderate Portfolio Index	6.99	8.00	4.57	5.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
MetLife Aggregate Bond Index Portfolio (Class A)	39.3
MetLife Stock Index Portfolio (Class A)	16.4
MetLife MSCI EAFE Index Portfolio (Class A)	11.1
MetLife Mid Cap Stock Index Portfolio (Class A)	4.9
MetLife Russell 2000 Index Portfolio (Class A)	3.0

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	39.3
U.S. Large Cap Equities	32.5
International Developed Market Equities	21.3
U.S. Mid Cap Equities	9.2
U.S. Small Cap Equities	5.5

BHFTI-3

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class B (a)	Actual	0.66%	$1,000.00	$1,079.40	$3.40
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mutual Funds—74.7% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—74.7%
MetLife Aggregate Bond Index Portfolio (Class A) (a)	55,753,896	$514,608,461
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	4,055,418	64,075,603
MetLife MSCI EAFE Index Portfolio (Class A) (a)	10,288,388	144,963,387
MetLife Russell 2000 Index Portfolio (Class A) (a)	2,392,949	38,622,195
MetLife Stock Index Portfolio (Class A) (a)	3,826,155	215,106,441

Total Mutual Funds (Cost $1,041,477,250)		977,376,087

Short-Term Investments—24.9%

Discount Note—9.5%
Federal Home Loan Bank 4.974%, 07/26/23 (b) (c) (d)	124,900,000	124,515,063

U.S. Treasury—15.4%
U.S. Treasury Bills 5.209%, 09/21/23 (b)	95,000,000	93,910,350
5.239%, 09/19/23 (b)	108,800,000	107,583,262

		201,493,612

Total Short-Term Investments (Cost $325,896,495)		326,008,675

Total Investments—99.6% (Cost $1,367,373,745)		1,303,384,762
Other assets and liabilities (net)—0.4%		4,982,445

Net Assets—100.0%		$1,308,367,207

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of Affiliated Underlying Portfolios.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2023, the market value of securities pledged was $23,926,033.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2023, the market value of securities pledged was $21,932,197.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	09/15/23	1,244	USD	134,072,100	$1,110,793
Russell 2000 Index E-Mini Futures	09/15/23	354	USD	33,695,490	300,351
S&P 500 Index E-Mini Futures	09/15/23	937	USD	210,274,513	6,515,383
S&P Midcap 400 Index E-Mini Futures	09/15/23	212	USD	56,054,920	1,615,177

Net Unrealized Appreciation					$9,541,704

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	3.080%	Annually	04/18/33	USD	69,000,000	$(2,727,066)	$14,768	$(2,741,834)
Pay	12M SOFR	Annually	3.170%	Annually	07/14/33	USD	69,000,000	(2,167,007)	(33,511)	(2,133,496)
Pay	12M SOFR	Annually	3.240%	Annually	06/21/33	USD	69,000,000	(1,819,199)	(2,431)	(1,816,768)
Pay	12M SOFR	Annually	3.380%	Annually	08/15/33	USD	69,000,000	(845,575)	(19,348)	(826,227)
Pay	12M SOFR	Annually	3.390%	Annually	05/10/33	USD	69,000,000	(977,696)	(17,384)	(960,312)
Pay	12M SOFR	Annually	3.460%	Annually	09/15/33	USD	69,000,000	(270,211)	(7,220)	(262,991)

Totals								$(8,806,754)	$(65,126)	$(8,741,628)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$977,376,087	$—	$—	$977,376,087
Total Short-Term Investments*	—	326,008,675	—	326,008,675
Total Investments	$977,376,087	$326,008,675	$—	$1,303,384,762

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$9,541,704	$—	$—	$9,541,704
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(8,741,628)	$—	$(8,741,628)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)	$326,008,675
Affiliated investments at value (b)	977,376,087
Cash	49,195
Receivable for:
Affiliated investments sold	494,159
Fund shares sold	2,924
Variation margin on futures contracts	4,482,202
Variation margin on centrally cleared swap contracts	1,136,227
Prepaid expenses	2,648

Total Assets	1,309,552,117
Liabilities
Payables for:
Fund shares redeemed	497,084
Accrued Expenses:
Management fees	185,868
Distribution and service fees	267,511
Deferred trustees’ fees	141,278
Other expenses	93,169

Total Liabilities	1,184,910

Net Assets	$1,308,367,207

Net Assets Consist of:
Paid in surplus	$1,499,919,540
Distributable earnings (Accumulated losses)	(191,552,333)

Net Assets	$1,308,367,207

Net Assets
Class B	$1,308,367,207
Capital Shares Outstanding*
Class B	134,415,884
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $325,896,495.
(b)	Identified cost of affiliated investments was $1,041,477,250.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from affiliated investments	$22,725,430
Interest	7,410,870

Total investment income	30,136,300
Expenses
Management fees	1,117,655
Administration fees	27,161
Custodian and accounting fees	23,556
Distribution and service fees—Class B	1,617,398
Audit and tax services	23,874
Legal	21,515
Trustees’ fees and expenses	17,767
Shareholder reporting	6,290
Insurance	1,451
Miscellaneous	9,084

Total expenses	2,865,751

Net Investment Income	27,270,549

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	3,071
Affiliated investments	2,655,144
Futures contracts	16,785,912
Swap contracts	(6,700,646)
Capital gain distributions from affiliated investments	18,470,457

Net realized gain (loss)	31,213,938

Net change in unrealized appreciation (depreciation) on:
Investments	67,323
Affiliated investments	24,865,448
Futures contracts	12,073,657
Swap contracts	3,938,137

Net change in unrealized appreciation (depreciation)	40,944,565

Net realized and unrealized gain (loss)	72,158,503

Net Increase (Decrease) in Net Assets From Operations	$99,429,052

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$27,270,549	$25,595,908
Net realized gain (loss)	31,213,938	(113,847,824)
Net change in unrealized appreciation (depreciation)	40,944,565	(283,701,455)

Increase (decrease) in net assets from operations	99,429,052	(371,953,371)

From Distributions to Shareholders
Class B	(29,237,376)	(162,548,607)

Total distributions	(29,237,376)	(162,548,607)

Increase (decrease) in net assets from capital share transactions	(43,806,542)	(2,453,147)

Total increase (decrease) in net assets	26,385,134	(536,955,125)

Net Assets
Beginning of period	1,281,982,073	1,818,937,198

End of period	$1,308,367,207	$1,281,982,073

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	1,291,782	$12,540,674	1,881,393	$19,297,712
Reinvestments	3,023,514	29,237,376	17,329,276	162,548,607
Redemptions	(8,882,572)	(85,584,592)	(17,568,033)	(184,299,466)

Net increase (decrease)	(4,567,276)	$(43,806,542)	1,642,636	$(2,453,147)

Increase (decrease) derived from capital shares transactions		$(43,806,542)		$(2,453,147)

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.22		$13.24	$12.76	$13.47	$11.31	$13.26

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20		0.18	0.14	0.21	0.26	0.25
Net realized and unrealized gain (loss)	0.53		(2.95)	1.07	0.52	2.17	(1.13)

Total income (loss) from investment operations	0.73		(2.77)	1.21	0.73	2.43	(0.88)

Less Distributions
Distributions from net investment income	(0.22)		(0.20)	(0.24)	(0.29)	(0.27)	(0.23)
Distributions from net realized capital gains	0.00		(1.05)	(0.49)	(1.15)	0.00	(0.84)

Total distributions	(0.22)		(1.25)	(0.73)	(1.44)	(0.27)	(1.07)

Net Asset Value, End of Period	$9.73		$9.22	$13.24	$12.76	$13.47	$11.31

Total Return (%) (b)	7.94	(c)	(21.09)	9.72	6.56	21.71	(7.18)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.44	(e)	0.43	0.43	0.43	0.43	0.43
Ratio of net investment income (loss) to average net assets (%) (f)	2.44	(e)(g)	1.76	1.10	1.68	2.08	1.98
Portfolio turnover rate (%)	5	(c)	7	7	7	7	8
Net assets, end of period (in millions)	$1,308.4		$1,282.0	$1,818.9	$1,885.9	$1,947.5	$1,756.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-10

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement. As of June 30, 2023, the Portfolio did not have any outstanding repurchase agreements.

BHFTI-11

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

BHFTI-12

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a)	$8,741,628

Equity	Unrealized appreciation on futures contracts (b)	$9,541,704

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Swap contracts . . . . . . . . . . . . . . . .	$(6,700,646)	$—	$(6,700,646)
Futures contracts . . . . . . . . . . . . . . .	—	16,785,912	16,785,912

	$(6,700,646)	$16,785,912	$10,085,266

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Swap contracts . . . . . . . . . . . . . . . .	$3,938,137	$—	$3,938,137
Futures contracts . . . . . . . . . . . . . . .	—	12,073,657	12,073,657

	$3,938,137	$12,073,657	$16,011,794

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long . . . . . . . . . . . . .	$354,669,275
Swap contracts . . . . . . . . . . . . . . . . . .	414,000,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including

BHFTI-13

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTI-14

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$47,743,680	$0	$67,897,394

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Management, LLC (“MIM”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by MIM) for the six months ended June 30, 2023	% per annum	Average Daily Net Assets of the Overlay Portion
$801,588	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

BHFTI-15

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the six months ended June 30, 2023	% per annum	Average Daily Net Assets of the Base Portion
$316,067	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIM an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets of the Overlay Portion
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2023 were $317,263.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-16

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
MetLife Aggregate Bond Index Portfolio	$518,327,901	$15,134,335	$(14,300,906)	$(2,382,075)	$(2,170,794)	$514,608,461
MetLife Mid Cap Stock Index Portfolio	62,394,752	8,006,653	(7,052,367)	(969,480)	1,696,045	64,075,603
MetLife MSCI EAFE Index Portfolio	143,998,327	3,583,796	(15,643,402)	1,935,945	11,088,721	144,963,387
MetLife Russell 2000 Index Portfolio	36,947,507	4,251,987	(4,606,757)	(1,385,755)	3,415,213	38,622,195
MetLife Stock Index Portfolio	208,340,722	16,766,909	(26,293,962)	5,456,509	10,836,263	215,106,441

	$970,009,209	$47,743,680	$(67,897,394)	$2,655,144	$24,865,448	$977,376,087

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2023
MetLife Aggregate Bond Index Portfolio	$—	$14,890,785	55,753,896
MetLife Mid Cap Stock Index Portfolio	3,981,821	826,057	4,055,418
MetLife MSCI EAFE Index Portfolio	—	3,583,796	10,288,388
MetLife Russell 2000 Index Portfolio	651,167	495,352	2,392,949
MetLife Stock Index Portfolio	13,837,469	2,929,440	3,826,155

	$18,470,457	$22,725,430

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,398,300,246

Gross unrealized appreciation	47,511,505
Gross unrealized (depreciation)	(141,692,038)

Net unrealized appreciation (depreciation)	$(94,180,533)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$27,934,383	$75,643,216	$134,614,224	$25,446,155	$162,548,607	$101,089,371

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$28,942,231	$—	$(132,593,145)	$(157,953,765)	$(261,604,679)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $125,985,418 and accumulated long-term capital losses of $31,968,347.

BHFTI-17

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

10. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-18

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-19

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the MFS Research International Portfolio returned 9.97%, 9.90%, and 9.92%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index¹ and the MSCI All Country World (ex-U.S.) Index², returned 11.67% and 9.47%, respectively.

MARKET ENVIRONMENT / CONDITIONS

During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the COVID-19 pandemic, disrupted supply chains and dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but we believe the effects of tighter monetary policy may not be fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional U.S. banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the U.S., concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. China’s abandonment of its zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy in early 2023. In developed markets, consumer demand, particularly for services, remained solid.

Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act.

Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID-19 restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop during the reporting period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the MSCI EAFE Index (the “Index”), during the period. Stock selection in the Health Care and Financials sectors detracted most from relative performance. Within the Health Care sector, the Portfolio’s overweight positions in medical and pharmaceutical products manufacturer Kyowa Kirin (Japan), biotechnology company QIAGEN (Netherlands) and pharmaceutical company Merck (Germany) hindered relative results. Within the Financials sector, an overweight position in stock exchange Euronext (Netherlands) and not owning shares of banking and financial services company HSBC in the United Kingdom (“U.K.”) weakened relative returns.

Stock selection in the Consumer Staples and Information Technology (“IT”) sectors also dampened relative results. Within the Consumer Staples sector, an overweight position in tobacco distributor British American Tobacco (U.K.) hurt relative returns. Within the IT sector, an underweight position in ASML (Netherlands), a lithography systems manufacturer for the semiconductor industry, detracted from relative performance.

Elsewhere, the Portfolio’s overweight positions in commodity trading and mining company Glencore (Switzerland), oil and gas company Galp Energia (Portugal) and specialty chemical products maker Croda International (U.K.) further weakened relative performance.

Stock selection in the Industrials and Materials sectors contributed most to relative performance. Within the Industrials sector, the Portfolio’s overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), air conditioning system manufacturer Daikin Industries (Japan), manufacturer of automatic control equipment SMC Corp. (Japan) and electronics company Hitachi (Japan) aided relative returns. Within the Materials sector, holding shares of industrial gas supplier Linde supported relative performance.

Stocks in other sectors that contributed to relative results included enterprise software solutions Constellation Software (Canada) and electronic systems design and computational software company Cadence Design Systems. Additionally, overweight positions in luxury goods company LVMH Moet Hennessy Louis Vuitton (France), tourism and travel IT solutions provider Amadeus IT (Spain) and pharmaceutical company Novo Nordisk (Denmark) further supported relative results.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences in exposures to securities denominated in foreign currencies, was another contributor to relative performance. Investment decisions are driven by the fundamentals of each individual opportunity, and it is common for the Portfolio to have different currency exposure than the Index.

At period end, the Portfolio maintained its sector neutral positioning across eight broad global sectors relative to the Index. The Portfolio was most overweight Materials, owning a diversified group of companies in chemical sub-industries such as industrial gases,

BHFTI-1

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

paints & coatings, and flavors & fragrances. The Portfolio was most underweight Consumer Staples, particularly in personal products and food and staples retailing.

Camille Humphries Lee

Nicholas Paul

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

² The MSCI All Country World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI ALL COUNTRY WORLD (EX-U.S.) INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	9.97	14.29	5.35	5.65
Class B	9.90	14.06	5.11	5.39
Class E	9.92	14.16	5.20	5.49
MSCI EAFE Index	11.67	18.77	4.39	5.41
MSCI All Country World (ex-U.S.) Index	9.47	12.72	3.52	4.75

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Linde plc	3.1
LVMH Moet Hennessy Louis Vuitton SE	3.1
Roche Holding AG	3.0
Schneider Electric SE	2.9
Nestle S.A.	2.8
Novo Nordisk A/S- Class B	2.8
Hitachi, Ltd.	2.1
Diageo plc	1.8
TotalEnergies SE	1.6
BNP Paribas S.A.	1.5

Top Countries

% of Net Assets
Japan	19.3
France	12.9
Switzerland	12.5
United Kingdom	10.7
United States	7.4
Germany	6.1
Netherlands	5.0
Australia	3.9
Hong Kong	3.4
Spain	3.2

BHFTI-3

Brighthouse Funds Trust I

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.64%	$1,000.00	$1,099.70	$3.33
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

Class B (a)	Actual	0.89%	$1,000.00	$1,099.00	$4.63
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

Class E (a)	Actual	0.79%	$1,000.00	$1,099.20	$4.11
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Australia—3.9%
APA Group	724,892	$4,689,618
Aristocrat Leisure, Ltd.	343,663	8,898,980
Carsales.com, Ltd.	352,512	5,627,333
CSL, Ltd.	59,220	10,958,597
Macquarie Group, Ltd.	105,663	12,591,355
Seek, Ltd.	228,343	3,313,036
Woodside Energy Group, Ltd.	539,447	12,492,826

		58,571,745

Canada—1.8%
Constellation Software, Inc.	9,715	20,128,585
RB Global, Inc. (a)	117,964	7,079,176

		27,207,761

China—0.8%
China Resources Gas Group, Ltd.	1,391,124	4,769,747
Yum China Holdings, Inc.	127,079	7,179,963

		11,949,710

Denmark—3.1%
Novo Nordisk A/S - Class B	255,224	41,222,187
Orsted A/S	51,288	4,845,557

		46,067,744

France—12.9%
BNP Paribas S.A.	361,198	22,816,655
Cie Generale des Etablissements Michelin SCA	286,473	8,468,507
Danone S.A.	158,433	9,708,272
Legrand S.A.	180,981	17,953,618
LVMH Moet Hennessy Louis Vuitton SE	48,568	45,834,877
Sanofi	109,859	11,777,217
Schneider Electric SE	240,113	43,764,711
Thales S.A.	56,729	8,491,650
TotalEnergies SE	410,588	23,531,814

		192,347,321

Germany—6.1%
Bayer AG	180,417	9,974,530
E.ON SE	680,712	8,676,587
GEA Group AG	376,792	15,746,912
Grand City Properties S.A.	441,592	3,462,746
LEG Immobilien SE (b)	200,719	11,527,509
Merck KGaA	90,939	15,035,162
MTU Aero Engines AG	53,498	13,861,577
Symrise AG	121,786	12,758,362

		91,043,385

Greece—0.4%
Hellenic Telecommunications Organization S.A.	360,759	6,180,916

Hong Kong—3.4%
AIA Group, Ltd.	2,012,228	20,531,131
CLP Holdings, Ltd.	816,500	6,355,256
Hong Kong Exchanges & Clearing, Ltd.	312,000	11,865,060

Hong Kong—(Continued)
Techtronic Industries Co., Ltd.	1,049,000	11,478,309

		50,229,756

India—1.3%
HDFC Bank, Ltd.	609,901	12,666,949
Reliance Industries, Ltd.	244,673	7,638,254

		20,305,203

Ireland—1.1%
Bank of Ireland Group plc	376,931	3,601,219
Flutter Entertainment plc (b)	24,988	5,018,983
Ryanair Holdings plc (ADR) (a) (b)	68,784	7,607,511

		16,227,713

Italy—0.9%
Eni S.p.A.	913,837	13,177,061

Japan—19.3%
Bridgestone Corp. (a)	205,400	8,439,957
Daikin Industries, Ltd.	109,000	22,249,589
Denso Corp.	166,000	11,191,113
Fujitsu, Ltd.	141,000	18,178,702
Hitachi, Ltd.	498,000	30,822,022
Kansai Paint Co., Ltd.	313,600	4,616,535
Kao Corp. (a)	229,000	8,294,285
KDDI Corp.	352,600	10,897,400
Kirin Holdings Co., Ltd. (a)	608,400	8,885,274
Koito Manufacturing Co., Ltd.	502,300	9,117,069
Kyocera Corp.	182,000	9,892,834
Kyowa Kirin Co., Ltd.	673,000	12,440,416
Mitsubishi Electric Corp.	622,100	8,742,208
Mitsubishi UFJ Financial Group, Inc.	1,716,600	12,670,847
Nitto Denko Corp.	175,500	13,008,933
Nomura Research Institute, Ltd.	536,600	14,798,869
Persol Holdings Co., Ltd.	249,700	4,518,776
Rohm Co., Ltd.	63,600	6,011,345
Santen Pharmaceutical Co., Ltd.	1,044,200	8,880,373
Secom Co., Ltd.	61,200	4,144,000
Seven & i Holdings Co., Ltd.	69,500	3,005,036
SMC Corp.	36,900	20,509,034
SoftBank Group Corp.	164,100	7,788,456
Terumo Corp.	270,300	8,596,654
Toyota Industries Corp.	150,500	10,796,829
Yamaha Corp.	150,900	5,802,980
ZOZO, Inc.	199,400	4,126,932

		288,426,468

Macau—0.4%
Sands China, Ltd. (b)	1,796,800	6,149,505

Netherlands—5.0%
Akzo Nobel NV	148,299	12,117,589
ASML Holding NV	12,838	9,293,055
Euronext NV	254,102	17,283,600
NXP Semiconductors NV	50,763	10,390,171

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—(Continued)
QIAGEN NV (b)	361,890	$16,233,417
Wolters Kluwer NV	74,404	9,447,439

		74,765,271

Portugal—0.8%
Galp Energia SGPS S.A.	1,046,172	12,232,253

Singapore—0.7%
DBS Group Holdings, Ltd.	425,900	9,958,537

South Korea—1.1%
Samsung Electronics Co., Ltd.	307,674	16,957,895

Spain—3.2%
Amadeus IT Group S.A. (b)	264,118	20,136,687
Cellnex Telecom S.A.	238,461	9,667,250
Iberdrola S.A.	1,346,925	17,593,374

		47,397,311

Switzerland—12.5%
Cie Financiere Richemont S.A. - Class A	114,995	19,511,622
Glencore plc	3,125,942	17,732,022
Julius Baer Group, Ltd.	300,273	18,933,083
Nestle S.A.	348,091	41,883,946
Roche Holding AG	148,203	45,290,169
Sika AG	51,632	14,767,919
UBS Group AG	603,094	12,270,326
Zurich Insurance Group AG	34,843	16,554,040

		186,943,127

Taiwan—0.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	747,468	13,929,311

Thailand—0.5%
Advanced Info Service PCL	1,359,300	8,204,490

United Kingdom—10.7%
Beazley plc	1,329,871	9,978,686
British American Tobacco plc	553,173	18,352,306
Burberry Group plc	186,735	5,025,695
ConvaTec Group plc	2,737,632	7,138,981
Croda International plc	175,864	12,568,778
Diageo plc	636,641	27,309,313
Hiscox, Ltd.	641,046	8,902,725
London Stock Exchange Group plc	211,553	22,417,571
NatWest Group plc	6,562,869	20,150,307
Reckitt Benckiser Group plc	191,265	14,364,059
Weir Group plc (The)	357,221	7,974,682
Whitbread plc	150,461	6,474,828

		160,657,931

United States—7.4%
Aon plc - Class A	63,311	21,854,957

United States—(Continued)
Cadence Design Systems, Inc. (b)	57,572	13,501,785
Linde plc	121,719	46,384,677
NIKE, Inc. - Class B	54,982	6,068,363
Visa, Inc. - Class A (a)	64,128	15,229,118
Willis Towers Watson plc (a)	30,028	7,071,594

		110,110,494

Total Common Stocks (Cost $1,215,194,535)		1,469,040,908

Warrants—0.0%

Switzerland—0.0%
Cie Financiere Richemont S.A. Expires 11/22/23 (b) (Cost $0)	298,538	411,926

Short-Term Investment—1.2%

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $18,063,409; collateralized by U.S. Treasury Note at 0.750%, maturing 03/31/26, with a market value of $18,421,200.	18,059,947	18,059,947

Total Short-Term Investments (Cost $18,059,947)		18,059,947

Securities Lending Reinvestments (c)—1.5%

Certificate of Deposit—0.1%
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (d)	1,000,000	1,000,023

Repurchase Agreements—0.9%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $2,929,742; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $2,987,080.	2,928,509	2,928,509
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $1,000,423; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $1,300,549; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $1,329,327.	1,300,000	1,300,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $800,789; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $819,770.	800,000	$800,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $2,002,022; collateralized by various Common Stock with an aggregate market value of $2,231,838.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $3,001,293; collateralized by various Common Stock with an aggregate market value of $3,337,083.	3,000,000	3,000,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $2,000,858; collateralized by various Common Stock with an aggregate market value of $2,200,945.	2,000,000	2,000,000

		13,028,509

Mutual Funds—0.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (e)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (e)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (e)	1,000,000	1,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (e)	500,000	500,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (e)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Shares 4.990% (e)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (e)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (e)	1,000,000	1,000,000

		7,500,000

Total Securities Lending Reinvestments (Cost $21,528,532)		21,528,532

Total Investments— 100.9% (Cost $1,254,783,014)		1,509,041,313
Other assets and liabilities (net)—(0.9)%		(13,991,815)

Net Assets—100.0%		$1,495,049,498

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $44,341,600 and the collateral received consisted of cash in the amount of $21,532,825 and non-cash collateral with a value of $24,630,853. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Ten Largest Industries as of June 30, 2023 (Unaudited)	% of Net Assets
Pharmaceuticals	9.7
Chemicals	7.8
Capital Markets	6.4
Insurance	5.7
Banks	5.5
Textiles, Apparel & Luxury Goods	5.1
Electrical Equipment	4.7
Oil, Gas & Consumable Fuels	4.6
Machinery	4.4
Hotels, Restaurants & Leisure	3.6

Glossary of Abbreviations

Index Abbreviations

(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$58,571,745	$—	$58,571,745
Canada	27,207,761	—	—	27,207,761
China	7,179,963	4,769,747	—	11,949,710
Denmark	—	46,067,744	—	46,067,744
France	—	192,347,321	—	192,347,321
Germany	—	91,043,385	—	91,043,385
Greece	—	6,180,916	—	6,180,916
Hong Kong	—	50,229,756	—	50,229,756
India	—	20,305,203	—	20,305,203
Ireland	7,607,511	8,620,202	—	16,227,713
Italy	—	13,177,061	—	13,177,061
Japan	—	288,426,468	—	288,426,468
Macau	—	6,149,505	—	6,149,505
Netherlands	10,390,171	64,375,100	—	74,765,271
Portugal	—	12,232,253	—	12,232,253
Singapore	—	9,958,537	—	9,958,537
South Korea	—	16,957,895	—	16,957,895
Spain	—	47,397,311	—	47,397,311
Switzerland	—	186,943,127	—	186,943,127
Taiwan	—	13,929,311	—	13,929,311
Thailand	8,204,490	—	—	8,204,490
United Kingdom	—	160,657,931	—	160,657,931
United States	110,110,494	—	—	110,110,494
Total Common Stocks	170,700,390	1,298,340,518	—	1,469,040,908
Total Warrants*	411,926	—	—	411,926
Total Short-Term Investment*	—	18,059,947	—	18,059,947
Securities Lending Reinvestments
Certificate of Deposit	—	1,000,023	—	1,000,023
Repurchase Agreements	—	13,028,509	—	13,028,509
Mutual Funds	7,500,000	—	—	7,500,000
Total Securities Lending Reinvestments	7,500,000	14,028,532	—	21,528,532
Total Investments	$178,612,316	$1,330,428,997	$—	$1,509,041,313

Collateral for Securities Loaned (Liability)	$—	$(21,532,825)	$—	$(21,532,825)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MFS Research International Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,509,041,313
Cash denominated in foreign currencies (c)	512,865
Receivable for:
Investments sold	1,774,331
Fund shares sold	826,230
Dividends and interest	8,246,053
Prepaid expenses	12,018

Total Assets	1,520,412,810
Liabilities
Collateral for securities loaned	21,532,825
Payables for:
Investments purchased	1,732,930
Fund shares redeemed	75,691
Foreign taxes	735,836
Accrued Expenses:
Management fees	725,523
Distribution and service fees	98,021
Deferred trustees’ fees	164,939
Other expenses	297,547

Total Liabilities	25,363,312

Net Assets	$1,495,049,498

Net Assets Consist of:
Paid in surplus	$1,198,985,014
Distributable earnings (Accumulated losses) (d)	296,064,484

Net Assets	$1,495,049,498

Net Assets
Class A	$1,013,101,083
Class B	476,744,667
Class E	5,203,748
Capital Shares Outstanding*
Class A	86,080,599
Class B	40,930,405
Class E	443,716
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.77
Class B	11.65
Class E	11.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,254,783,014.
(b)	Includes securities loaned at value of $44,341,600.
(c)	Identified cost of cash denominated in foreign currencies was $511,124.
(d)	Includes foreign capital gains tax of $735,836.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$23,853,909
Interest	126,090
Securities lending income	159,321

Total investment income	24,139,320

Expenses
Management fees	5,245,324
Administration fees	34,522
Custodian and accounting fees	179,965
Distribution and service fees—Class B	597,759
Distribution and service fees—Class E	3,944
Audit and tax services	26,080
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	36,578
Insurance	6,949
Miscellaneous	43,193

Total expenses	6,213,596
Less management fee waiver	(829,676)

Net expenses	5,383,920

Net Investment Income	18,755,400

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	30,788,509
Foreign currency transactions	(195,575)

Net realized gain (loss)	30,592,934

Net change in unrealized appreciation (depreciation) on:
Investments (c)	93,419,214
Foreign currency transactions	114,166

Net change in unrealized appreciation (depreciation)	93,533,380

Net realized and unrealized gain (loss)	124,126,314

Net Increase (Decrease) in Net Assets From Operations	$142,881,714

(a)	Net of foreign withholding taxes of $2,637,575.
(b)	Net of foreign capital gains tax of $77,964.
(c)	Includes change in foreign capital gains tax of $(205,184).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MFS Research International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$18,755,400	$27,373,305
Net realized gain (loss)	30,592,934	29,784,739
Net change in unrealized appreciation (depreciation)	93,533,380	(390,114,226)

Increase (decrease) in net assets from operations	142,881,714	(332,956,182)

From Distributions to Shareholders
Class A	(36,415,657)	(95,978,836)
Class B	(16,166,837)	(43,478,592)
Class E	(180,294)	(491,598)

Total distributions	(52,762,788)	(139,949,026)

Increase (decrease) in net assets from capital share transactions	(73,738,946)	10,758,560

Total increase (decrease) in net assets	16,379,980	(462,146,648)

Net Assets
Beginning of period	1,478,669,518	1,940,816,166

End of period	$1,495,049,498	$1,478,669,518

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,722,370	$20,943,071	1,853,323	$20,500,073
Reinvestments	3,083,460	36,415,657	8,944,905	95,978,836
Redemptions	(8,958,835)	(105,961,592)	(9,674,838)	(113,442,350)

Net increase (decrease)	(4,153,005)	$(48,602,864)	1,123,390	$3,036,559

Class B
Sales	534,314	$6,258,681	1,957,737	$22,692,047
Reinvestments	1,382,963	16,166,837	4,094,029	43,478,592
Redemptions	(4,028,136)	(47,232,715)	(4,936,449)	(58,248,471)

Net increase (decrease)	(2,110,859)	$(24,807,197)	1,115,317	$7,922,168

Class E
Sales	4,960	$57,893	13,237	$145,281
Reinvestments	15,318	180,294	45,987	491,598
Redemptions	(48,036)	(567,072)	(70,544)	(837,046)

Net increase (decrease)	(27,758)	$(328,885)	(11,320)	$(200,167)

Increase (decrease) derived from capital shares transactions		$(73,738,946)		$10,758,560

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.10		$14.81	$13.86	$13.03	$10.79	$12.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15		0.21	0.19	0.17	0.28	0.23
Net realized and unrealized gain (loss)	0.96		(2.81)	1.46	1.39	2.73	(1.95)

Total income (loss) from investment operations	1.11		(2.60)	1.65	1.56	3.01	(1.72)

Less Distributions
Distributions from net investment income	(0.21)		(0.26)	(0.17)	(0.31)	(0.20)	(0.28)
Distributions from net realized capital gains	(0.23)		(0.85)	(0.53)	(0.42)	(0.57)	0.00

Total distributions	(0.44)		(1.11)	(0.70)	(0.73)	(0.77)	(0.28)

Net Asset Value, End of Period	$11.77		$11.10	$14.81	$13.86	$13.03	$10.79

Total Return (%) (b)	9.97	(c)	(17.30)	11.98	13.28	28.69	(13.81)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(d)	0.75	0.74	0.75	0.74	0.75
Net ratio of expenses to average net assets (%) (e)	0.64	(d)	0.64	0.64	0.64	0.64	0.65
Ratio of net investment income (loss) to average net assets (%)	2.61	(d)	1.81	1.31	1.36	2.32	1.83
Portfolio turnover rate (%)	8	(c)	20	18	26	15	21
Net assets, end of period (in millions)	$1,013.1		$1,001.3	$1,319.7	$1,266.4	$1,211.1	$1,075.1

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.97		$14.65	$13.72	$12.90	$10.69	$12.67

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.18	0.15	0.13	0.25	0.20
Net realized and unrealized gain (loss)	0.95		(2.79)	1.45	1.38	2.69	(1.94)

Total income (loss) from investment operations	1.09		(2.61)	1.60	1.51	2.94	(1.74)

Less Distributions
Distributions from net investment income	(0.18)		(0.22)	(0.14)	(0.27)	(0.16)	(0.24)
Distributions from net realized capital gains	(0.23)		(0.85)	(0.53)	(0.42)	(0.57)	0.00

Total distributions	(0.41)		(1.07)	(0.67)	(0.69)	(0.73)	(0.24)

Net Asset Value, End of Period	$11.65		$10.97	$14.65	$13.72	$12.90	$10.69

Total Return (%) (b)	9.90	(c)	(17.57)	11.71	13.02	28.31	(14.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(d)	1.00	0.99	1.00	0.99	1.00
Net ratio of expenses to average net assets (%) (e)	0.89	(d)	0.89	0.89	0.89	0.89	0.90
Ratio of net investment income (loss) to average net assets (%)	2.36	(d)	1.56	1.07	1.11	2.07	1.59
Portfolio turnover rate (%)	8	(c)	20	18	26	15	21
Net assets, end of period (in millions)	$476.7		$472.2	$614.0	$602.7	$580.0	$515.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.05		$14.74	$13.80	$12.98	$10.75	$12.74

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.19	0.17	0.15	0.26	0.21
Net realized and unrealized gain (loss)	0.96		(2.79)	1.45	1.38	2.72	(1.94)

Total income (loss) from investment operations	1.10		(2.60)	1.62	1.53	2.98	(1.73)

Less Distributions
Distributions from net investment income	(0.19)		(0.24)	(0.15)	(0.29)	(0.18)	(0.26)
Distributions from net realized capital gains	(0.23)		(0.85)	(0.53)	(0.42)	(0.57)	0.00

Total distributions	(0.42)		(1.09)	(0.68)	(0.71)	(0.75)	(0.26)

Net Asset Value, End of Period	$11.73		$11.05	$14.74	$13.80	$12.98	$10.75

Total Return (%) (b)	9.92	(c)	(17.43)	11.80	13.06	28.47	(13.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	(d)	0.90	0.89	0.90	0.89	0.90
Net ratio of expenses to average net assets (%) (e)	0.79	(d)	0.79	0.79	0.79	0.79	0.80
Ratio of net investment income (loss) to average net assets (%)	2.46	(d)	1.65	1.19	1.22	2.16	1.71
Portfolio turnover rate (%)	8	(c)	20	18	26	15	21
Net assets, end of period (in millions)	$5.2		$5.2	$7.1	$7.3	$7.8	$6.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-13

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2023, the Portfolio received EU tax reclaim payments in the amount of $183,197 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTI-14

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $18,059,947. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $13,028,509. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

BHFTI-16

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$122,354,345	$0	$231,313,371

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $240,714 in sales of investments, which are included above, and resulted in net realized losses of $149,221.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average daily net assets
$5,245,324	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.205%	First $200 million
0.155%	$200 million to $500 million
0.105%	$500 million to $1 billion
0.055%	$1 billion to $2.5 billion
0.075%	Over $2.5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,261,286,738

Gross unrealized appreciation	332,704,117
Gross unrealized (depreciation)	(84,949,542)

Net unrealized appreciation (depreciation)	$247,754,575

BHFTI-18

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$41,063,108	$21,004,115	$98,885,918	$68,655,947	$139,949,026	$89,660,062

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$24,162,872	$28,350,983	$153,594,980	$—	$206,108,835

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-19

Brighthouse Funds Trust I

MFS Research International Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-20

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Morgan Stanley Discovery Portfolio returned 28.15%, 27.96%, and 28.00%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned 15.94%.

MARKET ENVIRONMENT / CONDITIONS

The six-month period was positive for U.S. stocks. Although gains were largely driven by investor interest in artificial intelligence and mega-cap technology stocks, economic indicators suggested the U.S. economy was faring relatively well amid the rising interest rates intended to curb persistent inflation.

Mid-cap growth equities, as measured by the Russell Midcap Growth Index (the “Index”), advanced over the six-month period. Most Index sectors posted positive returns over the period, led by Communication Services. Energy, which declined, was the weakest performing Index sector.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the benchmark during the six-month period primarily due to favorable stock selection, with a modest contribution from sector allocation.

Stock selection in the Consumer Discretionary sector was the largest contributor to relative performance. Global-e Online (6.5% of the Portfolio) was the top contributor in the sector and second greatest across the whole Portfolio. The company is the world’s leading platform to enable and accelerate direct-to-consumer, cross-border ecommerce. Its shares advanced on healthy results, characterized by better-than-expected revenue and profitability growth that outpaced the overall ecommerce industry, and strong traction with new partnership initiatives.

Stock selection in Financials, led by Affirm Holdings (4.2% of the Portfolio), and Information Technology (“IT”), led by Samsara (4.2% of the Portfolio), added to relative gains. Affirm is a technology company specializing in consumer buy-now-pay-later point of sale financing. Despite a challenging macroeconomic environment, Affirm shares advanced due to strong credit execution and improving profitability. Samsara uses internet-of-things (IoT) devices like sensors and cameras to collect data from the physical assets of companies and aggregate the data into its Connected Operation Cloud, where it analyzes the data to produce actionable insights to improve their business operation. Its shares outperformed due to solid results and a raised financial outlook, supported by strong demand for its suite of solutions.

An overweight to Communication Services was beneficial while stock selection in the sector contributed modestly to relative performance. The strong performance of Communication Services holdings was partially offset by weakness in ZoomInfo Technologies (sold during the period), which was the second greatest detractor across the Portfolio. The company operates a database of employment and contact information to augment sales prospecting for third parties. Concerns about slower business growth, longer sales cycles, and deal delays weighed on investor sentiment for the stock.

Other detractors from relative performance were an average underweight in Industrials, which was a strong performing sector in the Index, and an average overweight in Health Care. Royalty Pharma (4.3% of the Portfolio), one of the largest buyers of biopharmaceutical royalties and a leading funder of innovation across academic institutions, non-profits, biotechnology, and pharmaceutical companies, was the greatest detractor in the Health Care sector and across the Portfolio. The company reported solid results; however, its shares languished due to investor concerns around clinical trial results for a few of its partners’ new therapies, and the impact to potential related royalties. An overweight in Financials was a small detractor.

Derivatives were not a material factor affecting performance in the period.

BHFTI-1

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

As of the end of the period, the Portfolio’s top holdings included Trade Desk (7.8% of the Portfolio), Cloudflare (6.7% of the Portfolio), Global-e Online (6.5% of the Portfolio), DoorDash (6.2% of the Portfolio), and Roblox (5.1% of the Portfolio). The Portfolio had sector overweight positions in Consumer Discretionary, Communication Services, IT, and Financials; sector underweight positions in Industrials Health Care, and Materials; and no exposure to Energy, Consumer Staples, Real Estate and Utilities.

Dennis P. Lynch

Sam G. Chainani

Jason C. Yeung

Armistead Nash

David S. Cohen

Alexander T. Norton

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Morgan Stanley Discovery Portfolio
Class A	28.15	11.37	6.64	9.77
Class B	27.96	11.21	6.39	9.51
Class E	28.00	10.93	6.46	9.61
Russell Midcap Growth Index	15.94	23.13	9.72	11.53

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Trade Desk, Inc. (The) - Class A	7.8
Cloudflare, Inc. - Class A	6.7
Global-e Online, Ltd.	6.5
DoorDash, Inc. - Class A	6.2
ROBLOX Corp. - Class A	5.1
Adyen NV	5.0
Bill Holdings, Inc.	4.9
Chewy, Inc. - Class A	4.7
Illumina, Inc.	4.4
Royalty Pharma plc - Class A	4.3

Top Sectors

% of Net Assets
Consumer Discretionary	26.3
Information Technology	25.6
Health Care	18.8
Communication Services	12.8
Financials	10.9
Industrials	1.9
Materials	0.4

BHFTI-3

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Discovery Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.67%	$1,000.00	$1,281.50	$3.79
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B (a)	Actual	0.92%	$1,000.00	$1,279.60	$5.20
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

Class E (a)	Actual	0.82%	$1,000.00	$1,280.00	$4.64
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—95.1% of Net Assets

Security Description	Shares	Value

Biotechnology—1.9%
Intellia Therapeutics, Inc. (a) (b)	118,279	$4,823,418
ProKidney Corp. (a) (b)	507,637	5,680,458
Roivant Sciences, Ltd. (a) (b)	1,028,082	10,363,066

		20,866,942

Broadline Retail—8.2%
Coupang, Inc. (a) (b)	1,057,323	18,397,420
Global-e Online, Ltd. (a) (b)	1,696,903	69,471,209

		87,868,629

Capital Markets—0.2%
Coinbase Global, Inc. - Class A (a) (b)	31,679	2,266,632

Chemicals—0.4%
Ginkgo Bioworks Holdings, Inc. (a) (b)	2,213,499	4,117,108

Entertainment—5.0%
ROBLOX Corp. - Class A (a) (b)	1,337,729	53,910,479

Financial Services—10.7%
Adyen NV (a)	30,520	52,879,394
Affirm Holdings, Inc. (a) (b)	2,916,463	44,709,378
Toast, Inc. - Class A (a) (b)	721,971	16,294,885

		113,883,657

Ground Transportation—1.9%
Grab Holdings, Ltd. - Class A (a) (b)	5,825,956	19,983,029

Health Care Equipment & Supplies—0.3%
Penumbra, Inc. (a) (b)	9,063	3,118,216

Health Care Providers & Services—3.2%
Agilon Health, Inc. (a) (b)	1,949,797	33,809,480

Health Care Technology—3.7%
Doximity, Inc. - Class A (a) (b)	1,161,349	39,509,093

Hotels, Restaurants & Leisure—6.2%
DoorDash, Inc. - Class A (a) (b)	862,895	65,942,436

IT Services—6.7%
Cloudflare, Inc. - Class A (a) (b)	1,086,307	71,011,889

Leisure Products—1.5%
Peloton Interactive, Inc. - Class A (a) (b)	2,124,435	16,336,905

Life Sciences Tools & Services—5.4%
10X Genomics, Inc. - Class A (a)	189,728	10,594,412
Illumina, Inc. (a) (b)	249,354	46,751,381

		57,345,793

Media—7.8%
Trade Desk, Inc. (The) - Class A (a)	1,072,621	82,827,794

Pharmaceuticals—4.3%
Royalty Pharma plc - Class A	1,489,705	45,793,532

Semiconductors & Semiconductor Equipment—0.2%
Enphase Energy, Inc. (a) (b)	10,781	1,805,602

Software—17.2%
Aurora Innovation, Inc. (a) (b)	1,440,941	4,236,367
Bill Holdings, Inc. (a) (b)	443,655	51,841,087
Gitlab, Inc. - Class A (a) (b)	602,897	30,814,066
HubSpot, Inc. (a)	30,838	16,408,591
MicroStrategy, Inc. - Class A (a) (b)	23,907	8,186,235
Procore Technologies, Inc. (a) (b)	412,732	26,856,471
Samsara, Inc. - Class A (a) (b)	1,628,620	45,129,060

		183,471,877

Specialty Retail—10.3%
Carvana Co. (a) (b)	638,350	16,546,032
Chewy, Inc. - Class A (a) (b)	1,257,500	49,633,525
Floor & Decor Holdings, Inc. - Class A (a) (b)	249,144	25,901,010
Wayfair, Inc. - Class A (a) (b)	272,623	17,723,221

		109,803,788

Total Common Stocks (Cost $1,326,955,596)		1,013,672,881

Convertible Preferred Stock—1.6%

Software—1.6%
Databricks, Inc. - Series H † (a) (c) (d) (Cost $16,889,079)	229,833	16,814,582

Warrants—0.0%

Chemicals—0.0%
Ginkgo Bioworks Holding, Inc., Expires 08/01/26 (a) (Cost $348,553)	104,671	27,445

Escrow Shares—0.0%

Broadline Retail—0.0%
Flipkart, Ltd. † (a) (c) (d) (Cost $ 0)	60,812	24,933

Short-Term Investment—3.6%

Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $38,859,504; collateralized by U.S. Treasury Note at 4.125%, maturing 06/15/26, with a market value of $39,629,192.	38,852,057	38,852,057

Total Short-Term Investments (Cost $38,852,057)		38,852,057

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (e)—22.4%

Security Description	Principal Amount*	Value

Certificates of Deposit—6.4%
Bank of America N.A.
5.200%, FEDEFF PRV + 0.130%, 09/08/23 (f)	4,000,000	$3,998,160
5.440%, FEDEFF PRV + 0.370%, 11/17/23 (f)	2,000,000	1,999,942
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (f)	5,000,000	5,008,810
Bank of Nova Scotia 5.740%, SOFR + 0.680%, 08/16/23 (f)	2,000,000	2,001,086
BNP Paribas S.A.
5.260%, SOFR + 0.200%, 09/18/23 (f)	2,000,000	2,000,000
5.310%, SOFR + 0.250%, 09/08/23 (f)	2,000,000	2,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (f)	5,000,000	5,001,285
Canadian Imperial Bank of Commerce(NY) 5.440%, SOFR + 0.380%, 12/12/23 (f)	2,000,000	1,999,902
Cooperatieve Rabobank UA 5.590%, SOFR + 0.530%, 07/07/23 (f)	4,000,000	4,000,296
Credit Agricole Corporate & Investment Bank 5.390%, 08/01/23	4,000,000	4,000,392
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (f)	4,000,000	3,997,124
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (f)	5,000,000	5,000,160
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (f)	4,000,000	4,000,620
Oversea-Chinese Banking Corp., Ltd. 5.300%, SOFR + 0.240%, 08/08/23 (f)	2,000,000	2,000,054
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (f)	1,000,000	1,000,023
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (f)	4,000,000	4,000,084
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/08/23	2,000,000	1,979,060
Sumitomo Mitsui Trust Bank, Ltd./ New York 5.380%, SOFR + 0.320%, 07/20/23 (f)	2,000,000	2,000,094
Svenska Handelsbanken AB
5.290%, SOFR + 0.230%, 08/08/23 (f)	2,000,000	2,000,124
5.400%, SOFR + 0.340%, 10/31/23 (f)	3,000,000	3,000,807
Toronto-Dominion Bank (The)
5.470%, FEDEFF PRV + 0.400%, 02/13/24 (f)	3,000,000	3,000,429
5.520%, FEDEFF PRV + 0.450%, 10/13/23 (f)	4,000,000	4,000,864

		67,989,316

Commercial Paper—2.8%
Bank of Montreal 5.280%, 08/07/23	3,000,000	2,982,948
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (f)	8,000,000	8,003,784
La Banque Postale S.A. 5.250%, SOFR + 0.190%, 09/13/23 (f)	2,000,000	2,000,000
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (f)	3,000,000	2,999,604
Old Line Funding LLC 5.370%, SOFR + 0.310%, 08/30/23 (f)	2,000,000	2,000,066
Skandinaviska Enskilda Banken AB 5.420%, SOFR + 0.360%, 11/15/23 (f)	3,000,000	3,000,444
UBS AG
5.340%, SOFR + 0.280%, 11/27/23 (f)	6,000,000	6,000,000

Commercial Paper—(Continued)
United Overseas Bank, Ltd. 5.250%, 08/21/23	3,000,000	2,976,906

		29,963,752

Repurchase Agreements—10.5%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $5,692,213; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $5,803,616.	5,689,819	5,689,819
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $5,145,183; collateralized by various Common Stock with an aggregate market value of $5,500,001.	5,000,000	5,000,000
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $13,413,210; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $13,731,153.	13,400,000	13,400,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $20,020,222; collateralized by various Common Stock with an aggregate market value of $22,318,377.	20,000,000	20,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $14,006,078; collateralized by various Common Stock with an aggregate market value of $15,564,553.	14,000,000	14,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $13,066,860; collateralized by various Common Stock with an aggregate market value of $14,446,563.	13,000,000	13,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $30,012,925; collateralized by various Common Stock with an aggregate market value of $33,398,352.	30,000,000	30,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $9,209,249; collateralized by various Common Stock with an aggregate market value of $10,246,381.	9,200,000	9,200,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $2,000,858; collateralized by various Common Stock with an aggregate market value of $2,200,945.	2,000,000	2,000,000

		112,289,819

Time Deposits—1.6%
ABN AMRO Bank NV 5.060%, 07/03/23	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Time Deposits—(Continued)
Banco Santander S.A. (NY) 5.060%, 07/03/23	2,000,000	$2,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	2,000,000	2,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (f)	9,000,000	9,000,000
Skandi (NY) 5.060%, 07/03/23	2,000,000	2,000,000

		17,000,000

Mutual Funds—1.1%
HSBC U.S. Government Money Market Fund, Class I 5.010% (g)	3,000,000	3,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (g)	2,000,000	2,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (g)	2,000,000	2,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (g)	5,000,000	5,000,000

		12,000,000

Total Securities Lending Reinvestments (Cost $239,232,679)		239,242,887

Total Purchased Options—0.3% (h) (Cost $4,161,948)		2,816,529

Total Investments—123.0% (Cost $1,626,439,912)		1,311,451,314
Other assets and liabilities (net)—(23.0)%		(245,485,451)

Net Assets—100.0%		$1,065,965,863

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $16,839,515, which is 1.6% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $303,594,682 and the collateral received consisted of cash in the amount of $239,182,252 and non-cash collateral with a value of $69,343,143. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent 1.6% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(h)	For a breakout of open positions, see details shown in the Purchased Options table that follows.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Databricks, Inc. - Series H	08/31/21	229,833	$16,889,079	$16,814,582
Flipkart, Ltd.	08/20/18	60,812	—	24,933

				$16,839,515

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/CNH Put	CNH	7.530	JPMC	07/21/23	230,745,793	USD	230,745,793	$1,145,653	$44,995	$(1,100,658)
USD Call/CNH Put	CNH	7.569	SCB	08/23/23	255,656,589	USD	255,656,589	1,141,251	156,717	(984,534)
USD Call/CNH Put	CNH	7.873	GSI	10/09/23	1,996,477	USD	1,996,477	9,612	569	(9,043)
USD Call/CNH Put	CNH	7.428	JPMC	01/17/24	188,118,873	USD	188,118,873	885,538	1,221,644	336,106
USD Call/CNH Put	CNH	7.570	SCB	05/24/24	231,598,790	USD	231,598,790	979,894	1,392,604	412,710

Totals								$4,161,948	$2,816,529	$(1,345,419)

Glossary of Abbreviations

Counterparties

(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(SCB)—	Standard Chartered Bank

Currencies

(CNH)—	Chinese Renminbi
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Biotechnology	$20,866,942	$—	$—	$20,866,942
Broadline Retail	87,868,629	—	—	87,868,629
Capital Markets	2,266,632	—	—	2,266,632
Chemicals	4,117,108	—	—	4,117,108
Entertainment	53,910,479	—	—	53,910,479
Financial Services	61,004,263	52,879,394	—	113,883,657
Ground Transportation	19,983,029	—	—	19,983,029
Health Care Equipment & Supplies	3,118,216	—	—	3,118,216
Health Care Providers & Services	33,809,480	—	—	33,809,480
Health Care Technology	39,509,093	—	—	39,509,093
Hotels, Restaurants & Leisure	65,942,436	—	—	65,942,436
IT Services	71,011,889	—	—	71,011,889
Leisure Products	16,336,905	—	—	16,336,905
Life Sciences Tools & Services	57,345,793	—	—	57,345,793
Media	82,827,794	—	—	82,827,794
Pharmaceuticals	45,793,532	—	—	45,793,532
Semiconductors & Semiconductor Equipment	1,805,602	—	—	1,805,602
Software	183,471,877	—	—	183,471,877
Specialty Retail	109,803,788	—	—	109,803,788
Total Common Stocks	960,793,487	52,879,394	—	1,013,672,881
Total Convertible Preferred Stock*	—	—	16,814,582	16,814,582
Total Warrants*	27,445	—	—	27,445
Total Escrow Shares*	—	—	24,933	24,933
Total Short-Term Investment*	—	38,852,057	—	38,852,057
Securities Lending Reinvestments
Certificates of Deposit	—	67,989,316	—	67,989,316
Commercial Paper	—	29,963,752	—	29,963,752
Repurchase Agreements	—	112,289,819	—	112,289,819
Time Deposits	—	17,000,000	—	17,000,000
Mutual Funds	12,000,000	—	—	12,000,000
Total Securities Lending Reinvestments	12,000,000	227,242,887	—	239,242,887
Total Purchased Options at Value	$—	$2,816,529	$—	$2,816,529
Total Investments	$972,820,932	$321,790,867	$16,839,515	$1,311,451,314

Collateral for Securities Loaned (Liability)	$—	$(239,182,252)	$—	$(239,182,252)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2022	Change in Unrealized Appreciation/ (Depreciation)	Balance as of June 30, 2023	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at June 30, 2023
Convertible Preferred Stocks
Software	$13,789,980	$3,024,602	$16,814,582	$3,024,602
Escrow Shares
Broadline Retail	24,933	-	24,933	-

	$13,814,913	$3,024,602	$16,839,515	$3,024,602

	Fair Value at June 30, 2023		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Convertible Preferred Stocks
Software	$16,814,582	(a)	Market Transaction Method	Secondary Market Transaction	$60.00	$60.00	$60.00	Increase
			Calibration Model	Enterprise Value/Sales	17.4x	22.6x	20.0x	Increase
				Enterprise Value/Gross Profit	23.5x	30.5x	27.0x	Increase
				Implied Premium	11.00%	36.00%	22.75%	Increase
Escrow Shares
Broadline Retail	24,933		Liquidation Value	Estimated Distribution Per Share	$0.84	$0.84	$0.84	Increase
				Discount for Lack Certainty	50.00%	50.00%	50.00%	Decrease

(a)

For the period ended June 30, 2023, the valuation technique for investments amounting to $16,814,582 changed to a multi-tiered approach. The investments were previously valued utilizing only a market transaction method. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,311,451,314
Cash denominated in foreign currencies (c)	983
Receivable for:
Fund shares sold	15,323
Interest	2,482
Prepaid expenses	8,614

Total Assets	1,311,478,716
Liabilities
Cash collateral for OTC option contracts	2,680,000
Collateral for securities loaned	239,182,252
Payables for:
Fund shares redeemed	2,651,407
Accrued Expenses:
Management fees	539,588
Distribution and service fees	77,678
Deferred trustees’ fees	168,073
Other expenses	213,855

Total Liabilities	245,512,853

Net Assets	$1,065,965,863

Net Assets Consist of:
Paid in surplus	$2,148,337,934
Distributable earnings (Accumulated losses)	(1,082,372,071)

Net Assets	$1,065,965,863

Net Assets
Class A	$676,329,286
Class B	377,437,120
Class E	12,199,457
Capital Shares Outstanding*
Class A	130,404,882
Class B	105,867,011
Class E	2,932,398
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$5.19
Class B	3.57
Class E	4.16

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,626,439,912.
(b)	Includes securities loaned at value of $303,594,682.
(c)	Identified cost of cash denominated in foreign currencies was $981.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends	$595,882
Interest	607,015
Securities lending income	2,236,130

Total investment income	3,439,027
Expenses
Management fees	3,116,126
Administration fees	25,950
Custodian and accounting fees	35,361
Distribution and service fees—Class B	425,052
Distribution and service fees—Class E	8,089
Audit and tax services	25,564
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	44,238
Insurance	2,286
Miscellaneous	10,233

Total expenses	3,732,181
Less management fee waiver	(79,389)

Net expenses	3,652,792

Net Investment Loss	(213,765)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(116,241,315)
Foreign currency transactions	19,372

Net realized gain (loss)	(116,221,943)

Net change in unrealized appreciation (depreciation) on:
Investments	355,685,188
Purchased options	(457,568)
Foreign currency transactions	21

Net change in unrealized appreciation (depreciation)	355,227,641

Net realized and unrealized gain (loss)	239,005,698

Net Increase (Decrease) in Net Assets From Operations	$238,791,933

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(213,765)	$(4,575,158)
Net realized gain (loss)	(116,221,943)	(646,451,865)
Net change in unrealized appreciation (depreciation)	355,227,641	(664,275,552)

Increase (decrease) in net assets from operations	238,791,933	(1,315,302,575)

From Distributions to Shareholders
Class A	0	(315,521,675)
Class B	0	(183,041,690)
Class E	0	(6,270,116)
From return of capital
Class A	0	(227,544)
Class B	0	(132,004)
Class E	0	(4,522)

Total distributions	0	(505,197,551)

Increase (decrease) in net assets from capital share transactions	(26,186,502)	622,147,832

Total increase (decrease) in net assets	212,605,431	(1,198,352,294)

Net Assets
Beginning of period	853,360,432	2,051,712,726

End of period	$1,065,965,863	$853,360,432

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	4,310,261	$19,683,560	11,588,433	$92,936,782
Reinvestments	0	0	69,548,286	315,749,219
Redemptions	(8,490,760)	(39,653,577)	(11,126,973)	(87,295,015)

Net increase (decrease)	(4,180,499)	$(19,970,017)	70,009,746	$321,390,986

Class B
Sales	6,146,205	$18,498,482	24,631,020	$149,581,856
Reinvestments	0	0	58,521,947	183,173,694
Redemptions	(7,567,128)	(24,583,050)	(7,001,407)	(37,796,580)

Net increase (decrease)	(1,420,923)	$(6,084,568)	76,151,560	$294,958,970

Class E
Sales	177,751	$685,464	261,940	$1,740,249
Reinvestments	0	0	1,719,079	6,274,638
Redemptions	(223,313)	(817,381)	(318,812)	(2,217,011)

Net increase (decrease)	(45,562)	$(131,917)	1,662,207	$5,797,876

Increase (decrease) derived from capital shares transactions		$(26,186,502)		$622,147,832

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$4.05		$22.25		$47.23	$21.87	$18.57	$20.17

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(b)	(0.02)		(0.12)	(0.14)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	1.14		(13.36)		(2.34)	30.39	7.74	2.69

Total income (loss) from investment operations	1.14		(13.38)		(2.46)	30.25	7.71	2.65

Less Distributions
Distributions from net realized capital gains	0.00		(4.82)		(22.52)	(4.89)	(4.41)	(4.25)
Distributions from return of capital	0.00		(0.00	)(c)	0.00	0.00	0.00	0.00

Total distributions	0.00		(4.82)		(22.52)	(4.89)	(4.41)	(4.25)

Net Asset Value, End of Period	$5.19		$4.05		$22.25	$47.23	$21.87	$18.57

Total Return (%) (d)	28.15	(f)	(62.47)		(10.54)	153.77	40.47 (e)	10.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	(g)	0.68		0.65	0.66	0.68	0.68
Net ratio of expenses to average net assets (%) (h)	0.67	(g)	0.65		0.62	0.63	0.66	0.66
Ratio of net investment income (loss) to average net assets (%)	0.05	(g)	(0.31)		(0.35)	(0.44)	(0.13)	(0.18)
Portfolio turnover rate (%)	32	(f)	47		94	107	97	87
Net assets, end of period (in millions)	$676.3		$544.8		$1,436.5	$1,759.4	$820.8	$650.2

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$2.79		$18.91		$43.58	$20.48	$17.62	$19.35

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)	(0.03)		(0.17)	(0.20)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	0.78		(11.27)		(1.98)	28.19	7.35	2.61

Total income (loss) from investment operations	0.78		(11.30)		(2.15)	27.99	7.27	2.52

Less Distributions
Distributions from net realized capital gains	0.00		(4.82)		(22.52)	(4.89)	(4.41)	(4.25)
Distributions from return of capital	0.00		(0.00	)(c)	0.00	0.00	0.00	0.00

Total distributions	0.00		(4.82)		(22.52)	(4.89)	(4.41)	(4.25)

Net Asset Value, End of Period	$3.57		$2.79		$18.91	$43.58	$20.48	$17.62

Total Return (%) (d)	27.96	(f)	(62.52)		(10.78)	153.11	40.13 (e)	10.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	(g)	0.93		0.90	0.91	0.93	0.93
Net ratio of expenses to average net assets (%) (h)	0.92	(g)	0.90		0.87	0.88	0.91	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.20	)(g)	(0.54)		(0.60)	(0.68)	(0.39)	(0.43)
Portfolio turnover rate (%)	32	(f)	47		94	107	97	87
Net assets, end of period (in millions)	$377.4		$298.9		$588.7	$773.8	$433.3	$368.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$3.25		$20.13		$44.91	$20.99	$17.97	$19.65

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)	(0.03)		(0.15)	(0.18)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	0.91		(12.03)		(2.11)	28.99	7.49	2.64

Total income (loss) from investment operations	0.91		(12.06)		(2.26)	28.81	7.43	2.57

Less Distributions
Distributions from net realized capital gains	0.00		(4.82)		(22.52)	(4.89)	(4.41)	(4.25)
Distributions from return of capital	0.00		(0.00	)(c)	0.00	0.00	0.00	0.00

Total distributions	0.00		(4.82)		(22.52)	(4.89)	(4.41)	(4.25)

Net Asset Value, End of Period	$4.16		$3.25		$20.13	$44.91	$20.99	$17.97

Total Return (%) (d)	28.00	(f)	(62.53)		(10.69)	153.37	40.25 (e)	10.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(g)	0.83		0.80	0.81	0.83	0.83
Net ratio of expenses to average net assets (%) (h)	0.82	(g)	0.80		0.77	0.78	0.81	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(g)	(0.46)		(0.50)	(0.59)	(0.29)	(0.33)
Portfolio turnover rate (%)	32	(f)	47		94	107	97	87
Net assets, end of period (in millions)	$12.2		$9.7		$26.5	$38.2	$16.9	$13.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from return of capital were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been 40.28%, 39.92% and 40.05%, respectively for the year ended December 31, 2019.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Morgan Stanley Discovery Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-14

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-15

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses.These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant.The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $38,852,057. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $112,289,819. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio

BHFTI-16

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will

BHFTI-17

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$2,816,529

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$569	$—	$(569)	$—
JPMorgan Chase Bank N.A.	1,266,639	—	(1,230,000)	36,639
Standard Chartered Bank	1,549,321	—	(1,440,000)	109,321

	$2,816,529	$—	$(2,670,569)	$145,960

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Purchased options	$(457,568)

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$753,717,328

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including

BHFTI-18

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTI-19

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$290,547,868	$0	$301,817,995

BHFTI-20

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$3,116,126	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.050%	Over $850 million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-21

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,651,197,693

Gross unrealized appreciation	97,325,618
Gross unrealized (depreciation)	(437,071,997)

Net unrealized appreciation (depreciation)	$(339,746,379)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2022	2021	2022	2021	2022	2021	2022	2021
$73,386,212	$390,529,450	$431,447,269	$792,617,692	$364,070	$—	$505,197,551	$1,183,147,142

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$(694,974,018)	$(625,659,468)	$(1,320,633,486)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $263,016,240 and accumulated long-term capital losses of $362,643,228.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-22

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-23

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned 2.76%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 6.99%.

MARKET ENVIRONMENT / CONDITIONS

If you had asked investors to predict the trajectory of risky assets eighteen months ago and enlightened them to upcoming events, their response may have been dire. Over this period, investors have witnessed the quickest rise in global interest rates since the Paul Volcker era, global price inflation reached a staggering 10%, the U.S. government bond two- to ten-year yield curve inverted to its deepest level since the inflationary 1980s, the U.S. Federal Reserve (the “Fed”) let over $500 billion roll off its balance sheet via quantitative tightening, and the U.S. had a banking crisis which drew immediate parallels to 2008. Despite all of this, as of June 30, the S&P 500 Index was a mere 6% shy of an all-time high. Moreover, despite a core inflation rate in the U.S. at 4.6%, the U.S. labor market remained remarkably strong, earnings forecasts swung upward, and the U.S. consumer balance sheet was arguably in its best state in a generation.

In the U.S., over the six-month period, the S&P 500 Index posted a year-to-date gain of 16.9%. The gains were primarily driven by the technology-laden Nasdaq 100 Index, which has recorded an impressive 39% rise, the index’s best first half of a calendar year on record. While the Technology sector posted outstanding returns, the traditional “nuts and bolts” economy lagged. More traditional, value-oriented sectors, such as energy, consumer staples, and utilities saw share prices fall in aggregate over the period. Outside of the U.S., the MSCI EAFE Index continued its strong year-to-date run posting an 11.7% gain. The MSCI Emerging Markets Index posted a more modest increase of 4.9% over the period.

Despite a meaningful improvement in breadth across issuers from the first quarter to the second quarter, a handful of stocks continued to mask the uneven distribution of fortunes. How do we explain the relative outperformance of so few? Two common themes emerged amongst nearly all of the index leaders. The first was their adjacency to artificial intelligence as a product which has created a new buzz in technology stocks, and the second was their outspoken commitments to increase operating efficiency. As we transitioned into a different phase of the most recent business cycle, investors made it abundantly clear that unchecked spending on future growth will no longer be rewarded via multiples expansion. Broadly speaking, firms that implemented austerity measures saw their share prices soar since the beginning of 2023.

For a period of time, equity markets moved in lockstep with global inflation data, however, a disconnect emerged between equity market investors and the incoming inflation data / central bank rhetoric over the first half of 2023. Fixed income markets continued to predict higher and more protracted short-term interest rates, as demonstrated by a U.S. government two-year yield that reached 4.9% at the end of June. While equity investors are generally known to be more optimistic than their fixed income counterparts, the divergence in expectations will have to normalize. It remains to be seen which group is properly positioned for the future.

One of the most dramatic shifts in investor expectations was found in the Fed Funds rate market. The combination of stickier inflation and absence of a downturn in the broader economy continued to push out the end of the current Fed cycle. For example, at the beginning of the second quarter, investors expected the Fed Funds rate to peak in May with cuts being priced for late third quarter. By June 30, investors predicted the Fed Funds rate would not peak until December, with the first rate cuts not occurring until the second quarter of 2024.

In terms of commodities, energy markets were particularly vulnerable on a combination of easing pandemic-related supply constraints, a warmer than feared winter in the northern hemisphere that disproportionately benefitted Europe given their historical reliance on Eastern European gas, and a world with peaking fossil-fuel demand. Organization of the Petroleum Exporting Countries (OPEC) responded by announcing substantial output cuts in both April and June, intending to reduce global supply and thereby boost prices. Despite these interventions, the price of global Brent Crude oil slid by over 8.0% during this period. The more heavily energy-weighted S&P GSCI and the more balanced Bloomberg Commodity Index were down similarly year-to-date, losing 9.8% and 10.0%, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The PanAgora Global Diversified Risk Portfolio investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including tactical risk management. The Portfolio targets a neutral risk allocation of 40% equities, 40% nominal fixed income and 20% inflation protection.

During the six-month period, equities and inflation protected assets contributed positively while nominal fixed income detracted. Within equities, each of the sub-asset classes contributed positively with non-U.S. developed markets being the largest contributor to overall performance for the period. The highly concentrated equity rally that began in January gained significant momentum towards the end of the second quarter after NVIDIA exceeded revenue expectations in late May. Based on the equity market’s reaction to the news, and expanding breadth and new highs across market sectors, it appears that investors found a new growth catalyst as the artificial intelligence-fueled hype cycle deepened in June. For inflation protected assets, the positive contribution from inflation linked bonds offset the negative contribution from commodities as commodity markets continued to surprise investors to the downside

BHFTI-1

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

over the first six months of the year. Within nominal fixed income, the negative contribution from U.S. government debt offset the positive contribution from investment grade credit and international government debt. The U.S. government yield curve, between the two- to ten-year maturities closed the period near its most inverted point since 1980, primarily due to a significant sell-off of the two-year note in the second quarter.

On average, the Portfolio maintained an overweight position to equities and nominal fixed income and an underweight position to inflation protected assets relative to the Portfolio’s strategic (neutral) risk targets. For the six-month period, this active positioning contributed in aggregate to overall Portfolio performance.

The Portfolio invests in derivatives, such as exchange-traded futures (futures) within the equity, fixed income and commodities asset classes. The Portfolio invests in derivatives in order to gain exposure to certain asset classes. All derivatives used during the period performed as expected.

By the end of the period, the Portfolio maintained its overweight position to equities and nominal fixed income and underweight position to inflation protected assets relative to the strategic risk targets.

Within equities, the Portfolio was overweight U.S. large cap and non-U.S. developed markets and underweight U.S. small cap and emerging markets. Within nominal fixed income, the Portfolio was underweight U.S. government debt and overweight investment grade credit and international government debt. Within inflation protected assets, the Portfolio was underweight both commodities and inflation-linked bonds.

Edward Qian

Bryan Belton

Jonathan Beaulieu

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	Since Inception[1]
PanAgora Global Diversified Risk Portfolio
Class B	2.76	-4.75	0.94	2.69
Dow Jones Moderate Portfolio Index	6.99	8.00	4.57	5.28

1 Inception date of Class B shares is 4/14/2014. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	100.3
Global Developed Equities	39.6
Global Emerging Equities	6.3
Global Inflation-Linked Bonds	6.1
Commodities - Production Weighted	1.7

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class B (a)	Actual	0.89%	$1,000.00	$1,027.60	$4.47
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—14.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.1%
CAE, Inc. (a)	11,507	$257,545
Dassault Aviation S.A.	574	114,851
Elbit Systems, Ltd.	1,472	306,808
Kongsberg Gruppen ASA	10,016	455,611
MTU Aero Engines AG	539	139,658
Rolls-Royce Holdings plc (a)	111,792	214,709
Safran S.A.	2,140	336,219
Thales S.A.	1,394	208,665

		2,034,066

Air Freight & Logistics—0.0%
DSV A/S	67	14,100
Nippon Express Holdings, Inc.	2,900	163,554
Yamato Holdings Co., Ltd.	600	10,851

		188,505

Automobile Components—0.1%
Aisin Corp.	6,700	207,104
Bridgestone Corp.	7,800	320,505
Cie Generale des Etablissements Michelin SCA	17,088	505,143
Continental AG	2,460	185,396
Denso Corp.	3,100	208,991
Sumitomo Electric Industries, Ltd.	17,800	218,420

		1,645,559

Automobiles—0.2%
Bayerische Motoren Werke (BMW) AG	2,385	292,917
Ferrari NV	2,933	960,221
Honda Motor Co., Ltd.	21,200	640,422
Isuzu Motors, Ltd.	32,200	392,034
Renault S.A.	9,755	411,600
Stellantis NV (Milan-Traded Shares)	31,801	559,784
Subaru Corp.	17,900	338,670
Toyota Motor Corp.	15,600	249,304

		3,844,952

Banks—0.3%
ABN AMRO Bank NV (GDR)	9,677	150,516
Banco Bilbao Vizcaya Argentaria S.A.	20,631	159,080
Bank Hapoalim B.M.	16,973	139,202
Bank Leumi Le-Israel B.M.	17,078	127,955
Bank of Montreal	2,066	186,583
Bank of Nova Scotia (The)	5,567	278,529
BOC Hong Kong Holdings, Ltd.	157,000	480,537
CaixaBank S.A.	69,183	286,961
Canadian Imperial Bank of Commerce	3,482	148,663
Chiba Bank, Ltd. (The)	25,700	155,919
Commonwealth Bank of Australia	2,217	148,660
Concordia Financial Group, Ltd.	40,400	159,222
Credit Agricole S.A.	26,012	309,006
DNB Bank ASA	14,344	268,172
Erste Group Bank AG	4,860	170,653
FinecoBank Banca Fineco S.p.A.	16,195	218,453
Hang Seng Bank, Ltd.	20,000	284,842
HSBC Holdings plc	22,205	175,628

Banks—(Continued)
Israel Discount Bank, Ltd. - Class A	66,182	329,037
Japan Post Bank Co., Ltd.	37,600	294,585
KBC Group NV	2,797	195,591
Mitsubishi UFJ Financial Group, Inc.	36,000	265,729
Mizrahi Tefahot Bank, Ltd.	4,642	155,132
Mizuho Financial Group, Inc.	13,250	202,236
Natwest Group plc	44,359	136,198
Resona Holdings, Inc.	47,700	228,571
Royal Bank of Canada	2,710	258,818
Shizuoka Financial Group, Inc.	1,700	12,350
Skandinaviska Enskilda Banken AB - Class A	10,076	111,480
Societe Generale S.A.	5,443	141,692
Sumitomo Mitsui Financial Group, Inc.	7,000	299,608
Sumitomo Mitsui Trust Holdings, Inc.	7,300	261,212
Swedbank AB - A Shares	10,206	172,369
Toronto-Dominion Bank (The)	3,657	226,666

		7,139,855

Beverages—0.4%
Anheuser-Busch InBev S.A.	7,477	423,469
Asahi Group Holdings, Ltd.	18,700	724,868
Budweiser Brewing Co. APAC, Ltd.	207,800	535,832
Carlsberg AS - Class B	3,576	571,776
Coca-Cola Europacific Partners plc	11,191	721,036
Coca-Cola HBC AG (a)	22,371	666,570
Davide Campari-Milano NV	37,586	520,890
Diageo plc	10,115	433,892
Heineken Holding NV	5,075	441,272
Heineken NV	3,983	409,898
Kirin Holdings Co., Ltd.	18,800	274,561
Pernod Ricard S.A.	1,307	288,768
Remy Cointreau S.A.	1,877	300,926
Suntory Beverage & Food, Ltd.	14,000	507,662
Treasury Wine Estates, Ltd.	59,626	448,005

		7,269,425

Biotechnology—0.1%
Argenx SE (a)	1,224	476,216
CSL, Ltd.	2,363	437,270
Genmab A/S (a)	1,386	526,051
Grifols S.A. (a)	50,266	644,689
Swedish Orphan Biovitrum AB (a)	24,889	485,406

		2,569,632

Broadline Retail—0.2%
Canadian Tire Corp., Ltd. - Class A	6,458	882,939
Dollarama, Inc.	15,105	1,023,001
Next plc	2,457	215,769
Pan Pacific International Holdings Corp.	68,400	1,225,714
Prosus NV (a)	3,857	282,248
Rakuten Group, Inc.	31,100	108,321
Wesfarmers, Ltd.	16,758	552,637

		4,290,629

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Building Products—0.1%
AGC, Inc.	12,700	$457,079
Assa Abloy AB - Class B	828	19,876
Kingspan Group plc	2,230	148,470
Lixil Corp.	9,500	120,652
Nibe Industrier AB - B Shares	32,993	313,591
Rockwool International A/S - B Shares	543	140,418
TOTO, Ltd.	6,600	199,065
Xinyi Glass Holdings, Ltd.	59,000	92,241

		1,491,392

Capital Markets—0.2%
3i Group plc	9,488	235,627
Amundi S.A.	10,403	614,834
ASX, Ltd.	4,993	210,319
Brookfield Asset Management, Ltd. - Class A	899	29,344
Brookfield Corp.	3,596	121,066
Deutsche Boerse AG	1,113	205,554
EQT AB	7,233	139,311
Hargreaves Lansdown plc	33,289	344,736
Hong Kong Exchanges & Clearing, Ltd.	6,000	228,174
IGM Financial, Inc.	4,548	138,457
Japan Exchange Group, Inc.	12,600	220,422
Julius Baer Group, Ltd.	1,910	120,431
London Stock Exchange Group plc	2,345	248,492
Macquarie Group, Ltd.	1,506	179,463
Onex Corp.	2,573	142,115
Singapore Exchange, Ltd.	22,200	158,058
St. James’s Place plc	39,577	546,967
TMX Group, Ltd.	23,240	522,955
UBS Group AG	7,179	146,061

		4,552,386

Chemicals—0.5%
Air Liquide S.A.	1,799	322,528
Akzo Nobel NV	2,828	231,077
Arkema S.A.	5,632	531,264
Asahi Kasei Corp.	23,200	157,483
Chr Hansen Holding A/S	11,219	780,326
Clariant AG (a)	23,493	339,595
Covestro AG (a)	6,438	334,296
Croda International plc	4,021	287,376
DSM-Firmenich AG (a)	1,713	184,345
EMS-Chemie Holding AG	351	265,840
Givaudan S.A.	141	467,759
ICL Group, Ltd.	25,362	138,867
Johnson Matthey plc	15,882	353,291
JSR Corp.	7,100	204,115
Mitsubishi Chemical Group Corp.	40,300	242,986
Mitsui Chemicals, Inc.	500	14,777
Nippon Paint Holdings Co., Ltd.	21,675	179,186
Nippon Sanso Holdings Corp.	11,100	241,276
Nissan Chemical Corp.	4,900	211,159
Nitto Denko Corp.	2,700	200,137
Novozymes A/S - B Shares	10,318	480,552
Nutrien, Ltd.	3,998	236,032
OCI NV	7,389	177,385

Chemicals—(Continued)
Orica, Ltd.	43,374	430,179
Shin-Etsu Chemical Co., Ltd.	6,500	216,039
Sika AG	1,094	312,909
Solvay S.A.	6,011	673,217
Sumitomo Chemical Co., Ltd.	52,700	160,417
Symrise AG	3,177	332,824
Toray Industries, Inc.	36,900	206,152
Tosoh Corp.	13,100	155,311
Umicore S.A.	13,228	369,777
Yara International ASA	14,968	528,508

		9,966,985

Commercial Services & Supplies—0.1%
Brambles, Ltd.	33,059	318,185
Dai Nippon Printing Co., Ltd.	22,300	632,266
RB Global, Inc.	7,135	428,181
Rentokil Initial plc	41,365	323,091
Securitas AB - B Shares	14,937	122,677
TOPPAN, Inc.	7,600	164,205

		1,988,605

Communications Equipment—0.1%
Nokia Oyj	125,858	528,166
Telefonaktiebolaget LM Ericsson - B Shares	121,079	660,374

		1,188,540

Construction & Engineering—0.1%
ACS Actividades de Construccion y Servicios S.A.	9,639	338,905
Ferrovial S.E.	7,239	229,199
Obayashi Corp.	17,800	154,243
Shimizu Corp.	25,700	162,308
WSP Global, Inc.	3,379	446,418

		1,331,073

Construction Materials—0.1%
CRH plc	10,173	561,880
Heidelberg Materials AG	2,883	236,737
Holcim AG (a)	8,408	565,291
James Hardie Industries plc (a)	11,076	295,246

		1,659,154

Consumer Staples Distribution & Retail—0.4%
Aeon Co., Ltd.	22,400	458,533
Alimentation Couche-Tard, Inc.	10,304	528,364
Carrefour S.A.	15,871	300,774
Coles Group, Ltd.	42,499	522,335
Empire Co., Ltd. - Class A	14,251	404,805
Endeavour Group, Ltd.	74,002	311,714
George Weston, Ltd.	4,806	568,195
HelloFresh SE (a)	18,607	460,080
J Sainsbury plc	170,804	584,724
Jeronimo Martins SGPS S.A.	453	12,489
Kesko Oyj - B Shares	15,358	289,036
Kobe Bussan Co., Ltd.	10,700	276,594
Koninklijke Ahold Delhaize NV	35,547	1,212,502

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Consumer Staples Distribution & Retail—(Continued)
Loblaw Cos., Ltd.	7,992	$731,662
Metro, Inc.	5,789	326,955
Ocado Group plc (a)	23,237	167,877
Seven & i Holdings Co., Ltd.	12,600	544,798
Tesco plc	134,156	423,937
Welcia Holdings Co., Ltd.	21,500	447,349

		8,572,723

Containers & Packaging—0.0%
CCL Industries, Inc. - Class B	4,654	228,774
Smurfit Kappa Group plc	10,676	356,357

		585,131

Diversified Consumer Services—0.0%
Pearson plc	62,852	662,372

Diversified REITs—0.0%
Daiwa House REIT Investment Corp.	9	17,274
Mirvac Group	148,690	224,805
Nomura Real Estate Master Fund, Inc.	306	352,893

		594,972

Diversified Telecommunication Services—0.9%
BT Group plc	408,264	635,195
Cellnex Telecom S.A. (a)	15,217	616,900
Deutsche Telekom AG	33,787	736,453
Elisa Oyj	14,072	751,615
HKT Trust & HKT, Ltd.	1,633,000	1,901,946
Infrastrutture Wireless Italiane S.p.A.	45,657	602,837
Koninklijke KPN NV	360,206	1,285,898
Nippon Telegraph & Telephone Corp.	1,212,500	1,436,684
Orange S.A.	111,175	1,300,336
Singapore Telecommunications, Ltd.	830,900	1,539,491
Spark New Zealand, Ltd.	434,434	1,357,914
Swisscom AG	3,363	2,098,030
Telefonica Deutschland Holding AG	254,709	715,790
Telefonica S.A.	165,496	671,389
Telenor ASA	68,124	690,588
Telia Co. AB	595,696	1,306,399
Telstra Group, Ltd.	110,275	316,507
TELUS Corp.	771	15,004

		17,978,976

Electric Utilities—0.9%
Acciona S.A.	2,825	479,778
BKW AG	8,686	1,534,347
Chubu Electric Power Co., Inc.	105,500	1,288,381
CK Infrastructure Holdings, Ltd.	281,665	1,490,954
CLP Holdings, Ltd.	229,500	1,786,321
EDP - Energias de Portugal S.A.	185,688	908,913
Elia Group S.A.	6,593	837,545
Emera, Inc.	12,898	531,206
Endesa S.A.	15,075	323,851
Enel S.p.A.	41,848	281,900
Fortis, Inc.	8,904	383,717

Electric Utilities—(Continued)
Fortum Oyj	37,579	503,240
Hydro One, Ltd.	23,153	661,514
Iberdrola S.A.	29,000	378,795
Kansai Electric Power Co., Inc.	126,100	1,584,298
Origin Energy, Ltd.	53,158	297,156
Orsted A/S	6,256	591,051
Power Assets Holdings, Ltd.	290,500	1,523,734
Red Electrica Corp. S.A.	15,619	262,292
SSE plc	31,655	741,588
Terna - Rete Elettrica Nazionale	53,134	452,596
Tokyo Electric Power Co. Holdings, Inc. (a)	174,000	638,173
Verbund AG	6,720	539,702

		18,021,052

Electrical Equipment—0.0%
ABB, Ltd.	881	34,666
Fuji Electric Co., Ltd.	8,900	392,190
Nidec Corp.	100	5,496
Prysmian S.p.A.	4,816	201,714
Vestas Wind Systems A/S (a)	6,149	163,373

		797,439

Electronic Equipment, Instruments & Components—0.2%
Azbil Corp.	7,300	230,999
Halma plc	7,948	230,067
Hamamatsu Photonics KK	6,000	294,539
Hexagon AB - B Shares	39,895	491,232
Hirose Electric Co., Ltd.	2,410	320,769
Ibiden Co., Ltd.	6,600	374,261
Keyence Corp.	652	308,343
Kyocera Corp.	7,000	380,493
Murata Manufacturing Co., Ltd.	3,900	223,781
Omron Corp.	4,000	245,036
Shimadzu Corp.	14,700	455,099
TDK Corp.	11,319	438,286
Venture Corp., Ltd.	75,700	826,813
Yokogawa Electric Corp.	13,300	244,078

		5,063,796

Energy Equipment & Services—0.0%
Tenaris S.A.	41,829	625,917

Entertainment—0.3%
Bollore SE	120,828	752,971
Capcom Co., Ltd.	21,600	856,072
Embracer Group AB (a)	164,954	412,866
Koei Tecmo Holdings Co., Ltd.	15,360	265,669
Konami Group Corp.	6,300	330,142
Nexon Co., Ltd.	10,500	201,200
Nintendo Co., Ltd.	14,610	664,577
Sea, Ltd. (ADR) (a)	9,181	532,865
Square Enix Holdings Co., Ltd.	11,900	554,093
Toho Co., Ltd.	9,200	350,004
Universal Music Group NV	16,323	362,658

		5,283,117

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Financial Services—0.2%
Adyen NV (a)	221	$382,908
Edenred	4,628	309,895
EXOR NV	3,215	287,270
Groupe Bruxelles Lambert NV	151	11,901
L E Lundbergforetagen AB - B Shares	3,278	139,560
Mitsubishi HC Capital, Inc.	31,200	185,905
Nexi S.p.A. (a)	78,525	616,503
Nuvei Corp. (a)	4,806	141,922
ORIX Corp.	1,700	31,090
Sofina S.A.	972	201,510
Washington H Soul Pattinson & Co., Ltd.	38,185	809,508
Wendel S.E.	1,750	179,786

		3,297,758

Food Products—0.6%
Ajinomoto Co., Inc.	33,100	1,317,897
Associated British Foods plc	30,775	780,597
Barry Callebaut AG	441	851,297
Chocoladefabriken Lindt & Spruengli AG	9	1,116,522
Danone S.A.	4,466	273,662
JDE Peet’s NV	21,557	641,253
Kerry Group plc - Class A	12,269	1,197,107
Kikkoman Corp.	8,300	468,371
MEIJI Holdings Co., Ltd.	37,200	831,030
Mowi ASA	14,868	235,953
Nestle S.A.	7,164	862,006
Nisshin Seifun Group, Inc.	35,000	432,523
Nissin Foods Holdings Co., Ltd.	10,500	867,265
Salmar ASA	11,961	482,471
Saputo, Inc.	16,806	376,525
WH Group, Ltd.	1,757,603	934,043
Wilmar International, Ltd.	259,000	729,370
Yakult Honsha Co., Ltd.	9,700	614,586

		13,012,478

Gas Utilities—0.5%
AltaGas, Ltd.	28,672	515,111
APA Group	81,652	528,240
Enagas S.A.	11,322	222,461
Hong Kong & China Gas Co., Ltd.	2,123,270	1,836,323
Naturgy Energy Group S.A.	10,000	297,869
Osaka Gas Co., Ltd.	158,000	2,423,729
Snam SpA	78,165	408,492
Tokyo Gas Co., Ltd.	218,500	4,773,708

		11,005,933

Ground Transportation—0.2%
Aurizon Holdings, Ltd.	124,519	326,114
Canadian National Railway Co.	3,816	462,097
Canadian Pacific Kansas City, Ltd.	6,019	486,154
Central Japan Railway Co.	1,900	238,272
East Japan Railway Co.	2,700	149,730
Hankyu Hanshin Holdings, Inc.	8,400	278,228
Keio Corp.	7,300	229,545
Keisei Electric Railway Co., Ltd.	6,600	273,550

Ground Transportation—(Continued)
Kintetsu Group Holdings Co., Ltd.	11,300	391,535
MTR Corp., Ltd.	48,000	220,939
Odakyu Electric Railway Co., Ltd.	900	12,062
TFI International, Inc.	3,547	404,113
Tobu Railway Co., Ltd.	16,800	450,765
Tokyu Corp.	25,400	306,315
West Japan Railway Co.	4,700	195,600

		4,425,019

Health Care Equipment & Supplies—0.4%
Alcon, Inc.	9,482	787,818
Asahi Intecc Co., Ltd.	13,000	255,608
BioMerieux	3,920	411,400
Carl Zeiss Meditec AG	2,979	322,120
Cochlear, Ltd.	3,272	500,674
Coloplast A/S - Class B	6,489	811,304
Demant A/S (a)	12,077	511,050
DiaSorin S.p.A.	3,010	313,260
EssilorLuxottica S.A.	1,407	266,272
Getinge AB - B Shares	20,511	359,531
Hoya Corp.	2,900	345,939
Koninklijke Philips NV (a)	12,429	268,968
Olympus Corp.	15,500	245,348
Siemens Healthineers AG	7,171	405,859
Smith & Nephew plc	51,893	837,337
Sonova Holding AG	1,811	482,443
Straumann Holding AG	3,770	612,211
Sysmex Corp.	4,862	332,351
Terumo Corp.	11,400	362,567

		8,432,060

Health Care Providers & Services—0.1%
Amplifon S.p.A.	15,888	583,119
Fresenius SE & Co. KGaA	13,123	363,245
NMC Health plc (a) (b) (c)	1,427	0
Ramsay Health Care, Ltd.	14,367	540,437
Sonic Healthcare, Ltd.	22,139	526,591

		2,013,392

Health Care Technology—0.0%
M3, Inc.	7,241	156,544

Hotels, Restaurants & Leisure—0.4%
Accor S.A.	16,878	627,618
Amadeus IT Group S.A. (a)	7,895	601,925
Aristocrat Leisure, Ltd.	10,669	276,268
Compass Group plc	9,513	266,109
Delivery Hero SE (a)	4,885	215,348
Entain plc	14,254	231,488
Evolution AB	853	108,092
Flutter Entertainment plc (a)	2,281	459,086
Galaxy Entertainment Group, Ltd. (a)	84,000	536,111
Genting Singapore, Ltd.	1,015,000	704,328
InterContinental Hotels Group plc	4,274	295,146
Just Eat Takeaway.com NV (a)	12,304	188,758

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
La Francaise des Jeux SAEM	12,565	$494,722
Lottery Corp., Ltd. (The)	75,512	258,992
McDonald’s Holdings Co. Japan, Ltd.	14,100	548,367
Oriental Land Co., Ltd.	10,000	390,411
Restaurant Brands International, Inc.	6,976	540,860
Sodexo S.A.	3,277	360,879
Whitbread plc	7,204	310,012

		7,414,520

Household Durables—0.1%
Barratt Developments plc	30,881	162,117
Berkeley Group Holdings plc	4,419	220,105
Iida Group Holdings Co., Ltd.	2,000	33,847
Open House Group Co., Ltd.	3,900	140,691
SEB S.A.	7,101	734,184
Sekisui Chemical Co., Ltd.	12,100	175,029
Sekisui House, Ltd.	12,000	242,833
Sony Group Corp.	2,700	242,184

		1,950,990

Household Products—0.1%
Essity AB - Class B	23,676	630,185
Henkel AG & Co. KGaA	12,549	883,243
Reckitt Benckiser Group plc	8,208	616,423
Unicharm Corp.	17,100	633,572

		2,763,423

Independent Power and Renewable Electricity Producers—0.2%
Brookfield Renewable Corp. - Class A	13,826	436,149
Corp. ACCIONA Energias Renovables S.A.	14,424	482,612
EDP Renovaveis S.A.	29,583	592,532
Meridian Energy, Ltd.	230,717	794,989
RWE AG	19,021	827,931

		3,134,213

Industrial Conglomerates—0.2%
CK Hutchison Holdings, Ltd.	75,000	459,069
DCC plc	2,210	123,528
Hitachi, Ltd.	2,900	179,486
Jardine Cycle & Carriage, Ltd.	30,100	776,899
Jardine Matheson Holdings, Ltd.	12,200	618,795
Keppel Corp., Ltd.	84,500	420,596
Siemens AG	1,330	221,376
Smiths Group plc	11,870	248,363
Toshiba Corp.	11,100	347,920

		3,396,032

Industrial REITs—0.1%
CapLand Ascendas	110,100	222,083
GLP J-REIT	341	336,243
Goodman Group	15,184	203,399
Mapletree Logistics Trust	517,000	620,709
Nippon Prologis REIT, Inc.	15	30,092
Segro plc	13,306	121,311

		1,533,837

Insurance—0.3%
Admiral Group plc	6,107	161,821
Ageas SA	5,312	215,292
AIA Group, Ltd.	42,000	428,534
Baloise Holding AG	1,325	194,869
Dai-ichi Life Holdings, Inc.	8,200	157,295
Fairfax Financial Holdings, Ltd.	368	275,646
Gjensidige Forsikring ASA	39,514	633,308
Hannover Rueck SE	1,069	226,681
iA Financial Corp., Inc.	3,320	226,178
Insurance Australia Group, Ltd.	77,212	294,173
Intact Financial Corp.	1,865	287,954
Japan Post Holdings Co., Ltd.	34,400	247,355
Japan Post Insurance Co., Ltd.	8,000	120,278
Manulife Financial Corp.	15,810	298,836
Medibank Private, Ltd.	151,817	357,265
MS&AD Insurance Group Holdings, Inc.	7,400	263,674
NN Group NV	2,183	81,002
Poste Italiane S.p.A.	28,976	314,366
Prudential plc	8,824	124,439
Sampo Oyj - A Shares	3,212	144,055
Sompo Holdings, Inc.	4,100	183,804
Suncorp Group, Ltd.	22,084	199,223
Swiss Life Holding AG	240	140,421
Swiss Re AG	1,951	196,457
T&D Holdings, Inc.	10,700	158,084
Tokio Marine Holdings, Inc.	12,600	290,924
Tryg A/S	6,726	145,581
Zurich Insurance Group AG	304	144,432

		6,511,947

Interactive Media & Services—0.2%
Auto Trader Group plc	83,375	646,209
REA Group, Ltd.	4,213	403,590
Scout24 SE	20,594	1,305,452
Seek, Ltd.	26,506	384,576
Z Holdings Corp.	147,000	354,990

		3,094,817

IT Services—0.2%
Bechtle AG	8,202	324,987
Capgemini SE	1,087	205,923
CGI, Inc. (a)	3,195	336,925
Itochu Techno-Solutions Corp.	8,100	204,964
NEC Corp.	15,800	768,216
Nomura Research Institute, Ltd.	8,300	228,905
NTT Data Corp.	15,300	214,225
Obic Co., Ltd.	1,800	288,581
Otsuka Corp.	7,000	272,402
SCSK Corp.	13,600	214,062
Shopify, Inc. - Class A (a)	4,200	271,450
TIS, Inc.	12,900	323,217
Wix.com, Ltd. (a)	6,974	545,646

		4,199,503

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—0.0%
Bandai Namco Holdings, Inc.	10,083	$233,314
Shimano, Inc.	1,400	234,342
Yamaha Corp.	12,400	476,852

		944,508

Life Sciences Tools & Services—0.1%
Bachem Holding AG	5,290	461,946
Eurofins Scientific SE	7,531	478,359
Lonza Group AG	1,039	620,481
QIAGEN NV (a)	13,019	583,997
Sartorius Stedim Biotech	1,040	259,892

		2,404,675

Machinery—0.3%
Alfa Laval AB	8,741	318,769
CNH Industrial NV	19,518	282,106
Daifuku Co., Ltd.	7,800	159,713
Daimler Truck Holding AG	6,391	230,105
GEA Group AG	4,611	192,703
Hitachi Construction Machinery Co., Ltd.	9,800	276,047
Hoshizaki Corp.	400	14,384
Husqvarna AB - B Shares	15,232	138,165
Knorr-Bremse AG	2,412	184,156
Komatsu, Ltd.	12,300	332,817
Kone Oyj - Class B	3,199	167,103
Kurita Water Industries, Ltd.	4,900	188,330
Makita Corp.	5,900	165,612
MISUMI Group, Inc.	5,600	112,081
Mitsubishi Heavy Industries, Ltd.	5,400	252,634
NGK Insulators, Ltd.	14,600	174,652
Rational AG	1,096	792,976
Sandvik AB	36,076	704,442
Schindler Holding AG	1,240	278,649
Seatrium, Ltd. (a)	1,612,685	149,343
Spirax-Sarco Engineering plc	1,231	162,147
Wartsila Oyj Abp	21,923	247,004
Yaskawa Electric Corp.	11,900	547,825

		6,071,763

Marine Transportation—0.0%
AP Moller - Maersk A/S - Class A	92	160,550
Nippon Yusen KK	5,100	113,335

		273,885

Media—0.1%
CyberAgent, Inc.	47,900	349,825
Dentsu Group, Inc.	15,200	498,563
Hakuhodo DY Holdings, Inc.	21,000	221,721
Informa plc	48,650	448,458
Publicis Groupe S.A.	4,358	339,963
Vivendi SE	67,443	621,780

		2,480,310

Metals & Mining—0.4%
Agnico Eagle Mines, Ltd.	7,423	370,660

Metals & Mining—(Continued)
Anglo American plc	7,138	202,322
Antofagasta plc	20,750	386,695
ArcelorMittal S.A.	5,214	142,053
Barrick Gold Corp.	29,127	492,724
BHP Group Ltd. (London-Traded Shares) - Class DI	597	17,732
BHP Group, Ltd.	10,438	311,439
BlueScope Steel, Ltd.	19,468	268,580
Boliden AB	10,935	316,519
First Quantum Minerals, Ltd.	7,954	188,170
Fortescue Metals Group, Ltd.	22,935	341,571
Franco-Nevada Corp.	3,056	435,557
Glencore plc	34,171	193,836
Ivanhoe Mines, Ltd. - Class A (a)	23,597	215,530
JFE Holdings, Inc.	13,400	192,285
Kinross Gold Corp.	64,827	309,271
Newcrest Mining, Ltd.	22,841	408,100
Nippon Steel Corp.	13,900	291,782
Norsk Hydro ASA	58,451	347,420
Pan American Silver Corp.	11,795	171,839
Rio Tinto plc	7,318	464,909
Rio Tinto, Ltd.	3,012	231,799
South32, Ltd.	98,033	247,240
Sumitomo Metal Mining Co., Ltd.	4,600	148,262
Teck Resources, Ltd. - Class B	7,275	306,102
Wheaton Precious Metals Corp.	10,611	458,882

		7,461,279

Multi-Utilities—0.2%
Algonquin Power & Utilities Corp.	117,962	975,039
E.ON SE	92,672	1,181,229
Engie S.A.	41,184	685,019
National Grid plc	56,837	751,051
Veolia Environnement S.A.	23,369	738,846

		4,331,184

Office REITs—0.0%
Covivio	1,553	73,469
Gecina S.A.	4,290	457,016
Japan Real Estate Investment Corp.	52	197,849
Nippon Building Fund, Inc.	55	216,342

		944,676

Oil, Gas & Consumable Fuels—1.0%
Aker BP ASA	21,496	503,720
Ampol, Ltd.	38,735	776,931
ARC Resources, Ltd.	46,922	625,863
BP plc	239,406	1,402,642
Cameco Corp.	27,584	863,907
Canadian Natural Resources, Ltd.	8,158	458,659
Enbridge, Inc.	15,752	585,491
ENEOS Holdings, Inc.	304,700	1,043,997
Eni S.p.A.	43,895	632,943
Equinor ASA	31,168	905,421
Galp Energia SGPS S.A.	110,045	1,286,689
Idemitsu Kosan Co., Ltd.	41,876	840,636

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Imperial Oil, Ltd.	10,183	$521,007
Inpex Corp.	53,900	601,099
Keyera Corp.	23,315	537,666
Neste Oyj	18,001	693,776
OMV AG	22,985	973,916
Parkland Corp.	23,742	591,422
Pembina Pipeline Corp.	15,410	484,489
Repsol S.A.	58,379	848,831
Santos, Ltd.	116,860	588,587
Shell plc	43,338	1,290,328
Suncor Energy, Inc.	16,650	488,408
TC Energy Corp.	15,849	640,540
TotalEnergies SE	18,100	1,037,356
Tourmaline Oil Corp.	11,328	533,756
Woodside Energy Group, Ltd.	30,500	706,337

		20,464,417

Paper & Forest Products—0.1%
Holmen AB - B Shares	13,256	476,407
Mondi plc	17,559	268,093
Oji Holdings Corp.	58,800	220,250
Stora Enso Oyj - R Shares	33,121	383,858
Svenska Cellulosa AB SCA - Class B	22,335	284,915
UPM-Kymmene Oyj	15,647	466,317
West Fraser Timber Co., Ltd.	2,236	192,096

		2,291,936

Passenger Airlines—0.0%
Air Canada (a)	12,071	227,706
ANA Holdings, Inc. (a)	9,000	214,729
Japan Airlines Co., Ltd.	7,700	167,271
Qantas Airways, Ltd. (a)	40,567	168,218

		777,924

Personal Care Products—0.2%
Beiersdorf AG	6,095	806,412
Haleon plc	92,055	378,836
Kao Corp.	12,600	456,367
Kobayashi Pharmaceutical Co., Ltd.	6,500	353,667
Kose Corp.	3,298	317,027
L’Oreal S.A.	724	337,874
Shiseido Co., Ltd.	8,000	362,449
Unilever plc	12,473	650,373

		3,663,005

Pharmaceuticals—0.5%
Astellas Pharma, Inc.	1,100	16,392
AstraZeneca plc	4,166	596,730
Bayer AG	4,838	267,474
Chugai Pharmaceutical Co., Ltd.	8,200	233,208
Daiichi Sankyo Co., Ltd.	15,200	482,013
Eisai Co., Ltd.	5,900	397,610
GSK plc	17,427	307,842
Hikma Pharmaceuticals plc	17,769	426,892
Ipsen S.A.	4,554	548,040

Pharmaceuticals—(Continued)
Kyowa Kirin Co., Ltd.	13,800	255,093
Merck KGaA	2,294	379,272
Nippon Shinyaku Co., Ltd.	5,900	240,665
Novartis AG	12,166	1,227,883
Novo Nordisk A/S - Class B	5,340	862,483
Ono Pharmaceutical Co., Ltd.	13,100	237,527
Orion Oyj - Class B	5,840	242,346
Otsuka Holdings Co., Ltd.	18,700	685,366
Recordati Industria Chimica e Farmaceutica S.p.A.	8,257	394,649
Roche Holding AG (Bearer Shares)	2,911	955,349
Sanofi	3,012	322,895
Shionogi & Co., Ltd.	4,900	207,026
Takeda Pharmaceutical Co., Ltd.	23,538	739,824
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	67,696	509,751
UCB S.A.	7,675	680,215

		11,216,545

Professional Services—0.1%
Adecco Group AG	4,462	145,642
Computershare, Ltd.	37,930	593,854
Intertek Group plc	2,448	132,878
RELX plc	7,862	262,107
SGS S.A.	1,800	170,008
Teleperformance	1,754	294,454
Thomson Reuters Corp.	5,561	750,814
Wolters Kluwer NV	3,303	419,398

		2,769,155

Real Estate Management & Development—0.2%
Azrieli Group, Ltd.	2,898	163,789
CK Asset Holdings, Ltd.	63,500	352,409
Daito Trust Construction Co., Ltd.	2,200	223,225
Daiwa House Industry Co., Ltd.	9,100	240,508
FirstService Corp.	1,970	303,393
Hang Lung Properties, Ltd.	201,000	310,228
Henderson Land Development Co., Ltd.	128,000	381,665
Hongkong Land Holdings, Ltd.	26,700	104,314
LEG Immobilien SE (a)	2,009	115,379
Lendlease Corp Ltd	41,418	214,316
Mitsubishi Estate Co., Ltd.	1,000	11,928
Mitsui Fudosan Co., Ltd.	7,800	155,626
Nomura Real Estate Holdings, Inc.	4,800	114,181
Sagax AB - Class B	4,376	86,491
Sino Land Co., Ltd.	248,000	304,965
Sumitomo Realty & Development Co., Ltd.	5,900	146,231
Sun Hung Kai Properties, Ltd.	34,500	435,143
Swire Properties, Ltd.	137,600	339,164
Swiss Prime Site AG	2,622	227,553
Vonovia SE	4,218	82,354
Wharf Real Estate Investment Co., Ltd.	53,596	268,250

		4,581,112

Residential REITs—0.0%
Canadian Apartment Properties REIT	5,031	193,151

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Retail REITs—0.1%
CapitaLand Integrated Commercial Trust	127,900	$180,899
Japan Metropolitan Fund Investment Corp.	149	99,516
Link REIT	23,600	131,389
Mapletree Pan Asia Commercial Trust	458,800	550,502
RioCan Real Estate Investment Trust	9,144	133,079
Scentre Group	75,506	133,361
Unibail-Rodamco-Westfield (a)	1,687	89,163
Vicinity, Ltd.	133,085	163,600

		1,481,509

Semiconductors & Semiconductor Equipment—0.2%
Advantest Corp.	2,800	375,101
ASM International NV	1,343	571,150
ASML Holding NV	638	461,830
Disco Corp.	2,268	358,808
Infineon Technologies AG	10,049	414,426
Lasertec Corp.	800	120,911
Renesas Electronics Corp. (a)	16,700	316,044
Rohm Co., Ltd.	3,273	309,358
STMicroelectronics NV	5,404	268,841
SUMCO Corp.	12,000	169,844
Tokyo Electron, Ltd.	1,500	214,805
Tower Semiconductor, Ltd. (a)	17,789	657,268

		4,238,386

Software—0.3%
Check Point Software Technologies, Ltd. (a)	6,664	837,132
Constellation Software, Inc.	179	370,872
CyberArk Software, Ltd. (a)	4,706	735,689
Dassault Systemes SE	7,307	324,037
Monday.com, Ltd. (a)	676	115,745
Nemetschek SE	4,634	347,029
Nice, Ltd. (a)	3,392	699,978
Open Text Corp.	7,945	330,454
Oracle Corp. Japan	5,900	438,432
Sage Group plc (The)	51,269	602,265
SAP SE	3,373	460,563
Temenos AG	8,693	692,156
Trend Micro, Inc.	7,200	348,680
Xero, Ltd. (a)	10,120	808,799

		7,111,831

Specialty Retail—0.1%
Fast Retailing Co., Ltd.	1,200	308,068
H & M Hennes & Mauritz AB - B Shares	8,917	153,352
Industria de Diseno Textil S.A.	22,664	880,548
Kingfisher plc	83,818	246,590
Nitori Holdings Co., Ltd.	2,700	302,100
USS Co., Ltd.	14,100	233,684
Zalando SE (a)	6,982	200,881
ZOZO, Inc.	5,500	113,832

		2,439,055

Technology Hardware, Storage & Peripherals—0.1%
Brother Industries, Ltd.	34,300	502,986

Technology Hardware, Storage & Peripherals—(Continued)
Canon, Inc.	16,700	440,680
FUJIFILM Holdings Corp.	11,000	653,300
Logitech International S.A.	8,805	523,518
Ricoh Co., Ltd.	29,100	248,466
Seiko Epson Corp.	31,300	486,007

		2,854,957

Textiles, Apparel & Luxury Goods—0.2%
adidas AG	1,346	261,063
Burberry Group plc	7,380	198,622
Cie Financiere Richemont S.A. - Class A	3,305	560,771
Gildan Activewear, Inc.	15,275	492,467
Hermes International	286	622,178
Kering S.A.	321	177,782
LVMH Moet Hennessy Louis Vuitton SE	301	284,061
Moncler S.p.A.	10,903	754,417
Puma SE	3,413	205,243
Swatch Group AG (The) - Bearer Shares	993	291,038

		3,847,642

Tobacco—0.1%
British American Tobacco plc	10,714	355,452
Imperial Brands plc	19,946	441,101
Japan Tobacco, Inc.	12,500	273,989

		1,070,542

Trading Companies & Distributors—0.2%
Ashtead Group plc	2,037	141,449
Brenntag SE	2,349	183,010
Bunzl plc	12,048	458,706
IMCD NV	1,467	211,012
ITOCHU Corp.	5,000	198,841
Marubeni Corp.	17,300	295,550
Mitsubishi Corp.	10,300	499,283
Mitsui & Co., Ltd.	6,300	237,046
MonotaRO Co., Ltd.	11,900	151,640
Reece, Ltd.	11,764	146,628
Sumitomo Corp.	9,000	191,218
Toromont Industries, Ltd.	4,128	339,121
Toyota Tsusho Corp.	4,400	219,645

		3,273,149

Transportation Infrastructure—0.1%
Aena SME S.A.	1,594	257,662
Aeroports de Paris	1,227	176,300
Auckland International Airport, Ltd. (a)	76,649	401,651
Transurban Group	26,071	248,332

		1,083,945

Water Utilities—0.1%
Severn Trent plc	21,932	714,481
United Utilities Group plc	59,624	728,145

		1,442,626

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Wireless Telecommunication Services—0.2%
KDDI Corp.	51,200	$1,582,379
Rogers Communications, Inc. - Class B	10,540	480,874
SoftBank Corp.	69,800	746,719
SoftBank Group Corp.	4,200	199,339
Tele2 AB - B Shares	101,210	837,694
Vodafone Group plc	601,513	567,539

		4,414,544

Total Common Stocks (Cost $295,040,603)		289,816,430

Foreign Government—7.8%

Sovereign—7.8%
Deutsche Bundesrepublik Inflation Linked Bonds
0.100%, 04/15/26 (EUR) (d)	2,469,620	2,632,421
0.100%, 04/15/33 (EUR) (d)	4,700,200	5,122,705
0.100%, 04/15/46 (EUR) (d)	2,488,180	2,813,612
0.500%, 04/15/30 (EUR) (d)	16,236,312	18,031,016
French Republic Government Bond OAT
0.100%, 03/01/26 (144A) (EUR) (d)	2,335,460	2,495,549
0.100%, 03/01/29 (EUR) (d)	2,358,580	2,502,804
0.100%, 07/25/31 (144A) (EUR) (d)	5,847,700	6,198,388
0.100%, 03/01/32 (EUR) (d)	3,360,180	3,574,568
0.100%, 07/25/38 (144A) (EUR) (d)	2,296,640	2,326,147
0.100%, 07/25/47 (144A) (EUR) (d)	3,668,640	3,578,279
0.700%, 07/25/30 (144A) (EUR) (d)	2,457,380	2,729,804
1.850%, 07/25/27 (EUR) (d)	5,239,280	6,006,092
3.400%, 07/25/29 (EUR) (d)	5,840,000	7,525,568
Italy Buoni Poliennali Del Tesoro
0.100%, 05/15/33 (144A) (EUR) (d)	2,847,475	2,611,989
0.150%, 05/15/51 (144A) (EUR) (d)	4,699,440	3,371,783
0.400%, 05/15/30 (144A) (EUR) (d)	2,371,660	2,362,825
0.650%, 05/15/26 (EUR) (d)	573	605
1.300%, 05/15/28 (144A) (EUR) (d)	3,059,100	3,272,851
1.500%, 05/15/29 (EUR) (d)	2,032,900	2,181,699
2.350%, 09/15/24 (144A) (EUR) (d)	4,925,400	5,407,233
2.550%, 09/15/41 (144A) (EUR) (d)	665,620	801,035
2.600%, 09/15/23 (144A) (EUR) (d)	1,958,418	2,135,590
United Kingdom Gilt Inflation Linked Bonds
0.125%, 03/22/24 (GBP) (d)	3,074,120	3,826,612
0.125%, 03/22/26 (GBP) (d)	5,771,520	7,073,283
0.125%, 08/10/28 (GBP) (d)	9,427,677	11,512,503
0.125%, 03/22/29 (GBP) (d)	3,154,554	3,843,346
0.125%, 08/10/31 (GBP) (d)	2,538,220	3,131,667
0.125%, 03/22/46 (GBP) (d)	7,227,050	7,537,001
0.125%, 08/10/48 (GBP) (d)	9,491,860	9,748,079
0.125%, 03/22/58 (GBP) (d)	6,188,680	6,173,752
0.125%, 11/22/65 (GBP) (d)	1,430,740	1,444,204
0.125%, 03/22/68 (GBP) (d)	2,686,032	2,700,932
0.500%, 03/22/50 (GBP) (d)	3,492,160	3,936,099
0.625%, 03/22/40 (GBP) (d)	1,720,900	2,102,470
0.625%, 11/22/42 (GBP) (d)	3,507,540	4,234,250
1.250%, 11/22/27 (GBP) (d)	1,192,339	1,529,604

Sovereign—(Continued)
United Kingdom Gilt Inflation Linked Bonds
1.250%, 11/22/32 (GBP) (d)	3,603,744	4,881,392

Total Foreign Government (Cost $186,263,602)		161,357,757

U.S. Treasury & Government Agencies—4.5%

U.S. Treasury—4.5%
U.S. Treasury Inflation Indexed Bonds
0.250%, 02/15/50 (d)	2,359,540	1,648,198
1.500%, 02/15/53 (d)	1,020,380	991,632
2.125%, 02/15/40 (d)	6,595,604	7,072,433
3.375%, 04/15/32 (d)	4,272,000	4,856,730
3.875%, 04/15/29 (d)	3,690,080	4,076,169
U.S. Treasury Inflation Indexed Notes
0.125%, 10/15/25 (d)	12,683,325	12,023,891
0.125%, 04/15/26 (d)	9,368,217	8,783,893
0.125%, 01/15/31 (d)	6,991,020	6,211,562
0.125%, 07/15/31 (d)	11,882,535	10,534,030
0.250%, 01/15/25 (d)	2,561,180	2,455,156
0.375%, 07/15/27 (d)	9,014,364	8,449,293
0.500%, 01/15/28 (d)	6,996,709	6,543,699
0.875%, 01/15/29 (d)	7,495,613	7,093,895
1.125%, 01/15/33 (d)	6,109,500	5,852,054
1.250%, 04/15/28 (d)	6,067,260	5,870,074

Total U.S. Treasury & Government Agencies (Cost $108,118,745)		92,462,709

Mutual Funds—2.9%

Investment Company Securities—2.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $72,871,969)	548,388	59,302,678

Preferred Stock—0.0%

Life Sciences Tools & Services—0.0%
Sartorius AG (Cost $395,128)	939	322,007

Rights—0.0%

Health Care Equipment & Supplies—0.0%
Abiomed, Inc. (a) (b) (c) (Cost $1,188)	1,165	0

Short-Term Investments—69.7%

Mutual Funds—64.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (e)	345,325,850	345,325,850

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Mutual Funds—(Continued)
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (e)	358,621,945	$358,621,945
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (e)	354,742,485	354,742,485
State Street Institutional Treasury Plus Money Market Fund, Institutional Class 4.990% (e)	260,130,323	260,130,323

		1,318,820,603

U.S. Treasury—5.7%
U.S. Treasury Bill 5.130%, 12/14/23 (f) (g)	120,000,000	117,144,577

Total Short-Term Investments (Cost $1,435,982,003)		1,435,965,180

Total Investments—98.9% (Cost $2,098,673,238)		2,039,226,761
Other assets and liabilities (net)—1.1%		22,161,785

Net Assets—100.0%		$2,061,388,546

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Principal amount of security is adjusted for inflation.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(f)	The rate shown represents current yield to maturity.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2023, the market value of securities pledged was $117,144,577.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $37,291,473, which is 1.8% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation
AUD	24,530,000	BNY	07/28/23	USD	16,471,404	$120,083
CAD	37,160,000	BNY	07/28/23	USD	28,244,465	184,545
CHF	15,240,000	SSBT	07/28/23	USD	17,098,589	31,883
EUR	294,238	BBH	07/28/23	USD	321,557	125
EUR	67,030,000	SSBT	07/28/23	USD	73,620,564	395,322
EUR	81,000,000	SSBT	08/30/23	USD	88,693,121	61,714
GBP	19,920,000	BNY	07/28/23	USD	25,407,562	105,071
GBP	57,000,000	SSBT	08/30/23	USD	72,552,262	144,352
HKD	119,980,000	BNY	07/28/23	USD	15,324,600	6,802
JPY	10,672,860,000	BNY	07/28/23	USD	74,710,461	488,618

Net Unrealized Appreciation						$1,538,515

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/23	2,778	AUD	322,726,677	$(1,214,526)
Brent Crude Oil Futures	10/31/23	13	USD	973,830	3,744
Canada Government Bond 10 Year Futures	09/20/23	2,222	CAD	272,261,660	(1,840,668)
Cattle Feeder Futures	09/28/23	11	USD	1,379,538	64,873
Cocoa Futures	12/13/23	50	USD	1,681,500	59,831
Coffee “C” Futures	09/19/23	12	USD	715,500	(72,716)
Copper Futures	09/27/23	17	USD	1,597,788	(14,286)
Corn Futures	12/14/23	40	USD	989,500	(109,131)
Cotton No. 2 Futures	12/06/23	18	USD	723,330	(28,751)
DAX Index Futures	09/15/23	21	EUR	8,542,800	26,236
Euro-BTP Futures	09/07/23	586	EUR	68,040,460	(49,336)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Bobl Futures	09/07/23	1,454	EUR	168,242,340	$(2,282,668)
Euro-Bund Futures	09/07/23	649	EUR	86,797,260	(815,682)
Euro-Buxl 30 Year Bond Futures	09/07/23	295	EUR	41,182,000	712,222
FTSE 100 Index Futures	09/15/23	144	GBP	10,859,760	(85,802)
Gasoline RBOB Futures	09/29/23	10	USD	931,560	35,880
Gold 100 oz. Futures	08/29/23	27	USD	5,209,380	(132,917)
Hang Seng Index Futures	07/28/23	99	HKD	93,094,650	(2,117)
IBEX 35 Index Futures	07/21/23	89	EUR	8,499,500	266,627
Japanese Government 10 Year Bond Futures	09/12/23	546	JPY	81,108,300,000	1,507,179
LME Nickel Futures	09/18/23	11	USD	1,353,594	(88,023)
LME Primary Aluminum Futures	09/18/23	44	USD	2,362,250	(175,079)
LME Zinc Futures	09/18/23	32	USD	1,911,400	(88,730)
Lean Hogs Futures	10/13/23	11	USD	344,850	(11,670)
Live Cattle Futures	10/31/23	27	USD	1,939,140	57,398
Low Sulphur Gas Oil Futures	12/12/23	16	USD	1,106,000	(286)
MSCI Emerging Markets Index Mini Futures	09/15/23	2,588	USD	129,128,260	(1,391,080)
Natural Gas Futures	09/27/23	93	USD	2,647,710	281,737
New York Harbor ULSD Futures	11/30/23	11	USD	1,118,456	(10,725)
OMX Stockholm 30 Index Futures	07/21/23	521	SEK	120,676,625	(48,902)
Russell 2000 Index E-Mini Futures	09/15/23	1,977	USD	188,180,745	188,408
S&P 500 Index E-Mini Futures	09/15/23	1,123	USD	252,015,238	8,193,044
S&P TSX 60 Index Futures	09/14/23	77	CAD	18,766,440	227,117
SPI 200 Index Futures	09/21/23	109	AUD	19,513,725	141,409
Silver Futures	09/27/23	19	USD	2,186,900	(150,534)
Soyabean Futures	11/14/23	15	USD	1,007,438	112,826
Soybean Meal Futures	12/14/23	22	USD	874,060	(75,330)
Soybean Oil Futures	12/14/23	26	USD	919,932	110,407
Sugar No. 11 Futures	09/29/23	36	USD	918,893	(90,439)
TOPIX Index Futures	09/07/23	73	JPY	1,670,240,000	355,939
U.S. Treasury Long Bond Futures	09/20/23	1,325	USD	168,150,781	(371,272)
U.S. Treasury Note 10 Year Futures	09/20/23	3,174	USD	356,331,094	(6,753,539)
U.S. Treasury Note 2 Year Futures	09/29/23	2,901	USD	589,900,219	(8,450,404)
U.S. Treasury Note 5 Year Futures	09/29/23	3,848	USD	412,096,750	(8,430,071)
U.S. Treasury Ultra Long Bond Futures	09/20/23	143	USD	19,479,281	178,394
United Kingdom Long Gilt Bond Futures	09/27/23	1,677	GBP	159,818,100	(2,528,348)
WTI Crude Oil Futures	09/20/23	15	USD	1,060,800	(3,642)
Wheat Futures	12/14/23	37	USD	1,238,113	(101,408)

Futures Contracts—Short
LME Nickel Futures	09/18/23	(2)	USD	(246,108)	4,168
LME Primary Aluminum Futures	09/18/23	(11)	USD	(590,563)	33,712
LME Zinc Futures	09/18/23	(5)	USD	(298,656)	(14,677)

Net Unrealized Depreciation					$(22,871,608)

Glossary of Abbreviations

Counterparties

(BBH)—	Brown Brothers Harriman & Co.
(BNY)—	Bank of New York Mellon
(SSBT)—	State Street Bank and Trust

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Glossary of Abbreviations—(Continued)

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(GDR)—	Global Depositary Receipt
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$257,545	$1,776,521	$—	$2,034,066
Air Freight & Logistics	—	188,505	—	188,505
Automobile Components	—	1,645,559	—	1,645,559
Automobiles	—	3,844,952	—	3,844,952
Banks	1,099,259	6,040,596	—	7,139,855
Beverages	721,036	6,548,389	—	7,269,425
Biotechnology	—	2,569,632	—	2,569,632
Broadline Retail	1,905,940	2,384,689	—	4,290,629
Building Products	—	1,491,392	—	1,491,392
Capital Markets	953,937	3,598,449	—	4,552,386
Chemicals	236,032	9,730,953	—	9,966,985
Commercial Services & Supplies	428,181	1,560,424	—	1,988,605
Communications Equipment	—	1,188,540	—	1,188,540
Construction & Engineering	446,418	884,655	—	1,331,073
Construction Materials	—	1,659,154	—	1,659,154
Consumer Staples Distribution & Retail	2,559,981	6,012,742	—	8,572,723
Containers & Packaging	228,774	356,357	—	585,131
Diversified Consumer Services	—	662,372	—	662,372
Diversified REITs	—	594,972	—	594,972
Diversified Telecommunication Services	15,004	17,963,972	—	17,978,976
Electric Utilities	1,576,437	16,444,615	—	18,021,052
Electrical Equipment	—	797,439	—	797,439
Electronic Equipment, Instruments & Components	—	5,063,796	—	5,063,796
Energy Equipment & Services	—	625,917	—	625,917
Entertainment	532,865	4,750,252	—	5,283,117
Financial Services	141,922	3,155,836	—	3,297,758
Food Products	376,525	12,635,953	—	13,012,478
Gas Utilities	515,111	10,490,822	—	11,005,933
Ground Transportation	1,352,364	3,072,655	—	4,425,019
Health Care Equipment & Supplies	—	8,432,060	—	8,432,060
Health Care Providers & Services	—	2,013,392	0	2,013,392
Health Care Technology	—	156,544	—	156,544
Hotels, Restaurants & Leisure	540,860	6,873,660	—	7,414,520
Household Durables	—	1,950,990	—	1,950,990
Household Products	—	2,763,423	—	2,763,423

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Independent Power and Renewable Electricity Producers	$436,149	$2,698,064	$—	$3,134,213
Industrial Conglomerates	—	3,396,032	—	3,396,032
Industrial REITs	—	1,533,837	—	1,533,837
Insurance	1,088,614	5,423,333	—	6,511,947
Interactive Media & Services	—	3,094,817	—	3,094,817
IT Services	1,154,021	3,045,482	—	4,199,503
Leisure Products	—	944,508	—	944,508
Life Sciences Tools & Services	—	2,404,675	—	2,404,675
Machinery	—	6,071,763	—	6,071,763
Marine Transportation	—	273,885	—	273,885
Media	—	2,480,310	—	2,480,310
Metals & Mining	2,948,735	4,512,544	—	7,461,279
Multi-Utilities	975,039	3,356,145	—	4,331,184
Office REITs	—	944,676	—	944,676
Oil, Gas & Consumable Fuels	6,331,208	14,133,209	—	20,464,417
Paper & Forest Products	192,096	2,099,840	—	2,291,936
Passenger Airlines	227,706	550,218	—	777,924
Personal Care Products	—	3,663,005	—	3,663,005
Pharmaceuticals	509,751	10,706,794	—	11,216,545
Professional Services	750,814	2,018,341	—	2,769,155
Real Estate Management & Development	303,393	4,277,719	—	4,581,112
Residential REITs	193,151	—	—	193,151
Retail REITs	133,079	1,348,430	—	1,481,509
Semiconductors & Semiconductor Equipment	—	4,238,386	—	4,238,386
Software	2,389,892	4,721,939	—	7,111,831
Specialty Retail	—	2,439,055	—	2,439,055
Technology Hardware, Storage & Peripherals	—	2,854,957	—	2,854,957
Textiles, Apparel & Luxury Goods	492,467	3,355,175	—	3,847,642
Tobacco	—	1,070,542	—	1,070,542
Trading Companies & Distributors	339,121	2,934,028	—	3,273,149
Transportation Infrastructure	—	1,083,945	—	1,083,945
Water Utilities	—	1,442,626	—	1,442,626
Wireless Telecommunication Services	480,874	3,933,670	—	4,414,544
Total Common Stocks	32,834,301	256,982,129	0	289,816,430
Total Foreign Government*	—	161,357,757	—	161,357,757
Total U.S. Treasury & Government Agencies*	—	92,462,709	—	92,462,709
Total Mutual Funds*	59,302,678	—	—	59,302,678
Total Preferred Stock*	—	322,007	—	322,007
Total Rights*	—	—	0	0
Short-Term Investments
Mutual Funds	1,318,820,603	—	—	1,318,820,603
U.S. Treasury	—	117,144,577	—	117,144,577
Total Short-Term Investments	1,318,820,603	117,144,577	—	1,435,965,180
Total Investments	$1,410,957,582	$628,269,179	$0	$2,039,226,761

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,538,515	$—	$1,538,515
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$12,561,151	$—	$—	$12,561,151
Futures Contracts (Unrealized Depreciation)	(35,432,759)	—	—	(35,432,759)
Total Futures Contracts	$(22,871,608)	$—	$—	$(22,871,608)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)	$2,039,226,761
Cash	6,024,160
Cash denominated in foreign currencies (b)	5,257,556
Unrealized appreciation on forward foreign currency exchange contracts	1,538,515
Receivable for:
Fund shares sold	330,134
Dividends and interest	6,997,772
Variation margin on futures contracts	4,733,015
Prepaid expenses	16,716

Total Assets	2,064,124,629
Liabilities
Payables for:
Fund shares redeemed	663,836
Accrued Expenses:
Management fees	1,028,706
Distribution and service fees	424,384
Deferred trustees’ fees	272,557
Other expenses	346,600

Total Liabilities	2,736,083

Net Assets	$2,061,388,546

Net Assets Consist of:
Paid in surplus	$2,843,402,792
Distributable earnings (Accumulated losses)	(782,014,246)

Net Assets	$2,061,388,546

Net Assets
Class B	$2,061,388,546
Capital Shares Outstanding*
Class B	356,822,482
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$5.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,098,673,238.
(b)	Identified cost of cash denominated in foreign currencies was $5,248,128.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$6,189,262
Interest (b)	37,359,126

Total investment income	43,548,388
Expenses
Management fees	6,609,411
Administration fees	63,334
Custodian and accounting fees	174,973
Distribution and service fees—Class B	2,650,611
Audit and tax services	48,758
Legal	25,609
Trustees’ fees and expenses	17,766
Shareholder reporting	39,315
Insurance	12,990
Miscellaneous	16,044

Total expenses	9,658,811
Less management fee waiver	(200,946)

Net expenses	9,457,865

Net Investment Income	34,090,523

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(91,802,515)
Futures contracts	(27,965,398)
Foreign currency transactions	(1,343,188)
Forward foreign currency transactions	(942,530)

Net realized gain (loss)	(122,053,631)

Net change in unrealized appreciation (depreciation) on:
Investments	116,940,874
Futures contracts	28,403,619
Foreign currency transactions	(6,276,630)
Forward foreign currency transactions	5,662,440

Net change in unrealized appreciation (depreciation)	144,730,303

Net realized and unrealized gain (loss)	22,676,672

Net Increase (Decrease) in Net Assets From Operations	$56,767,195

(a)	Net of foreign withholding taxes of $603,516.
(b)	Net of foreign withholding taxes of $704,831.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$34,090,523	$41,643,278
Net realized gain (loss)	(122,053,631)	(366,673,298)
Net change in unrealized appreciation (depreciation)	144,730,303	(125,068,874)

Increase (decrease) in net assets from operations	56,767,195	(450,098,894)

From Distributions to Shareholders
Class B	(157,861,867)	(445,670,423)

Total distributions	(157,861,867)	(445,670,423)

Increase (decrease) in net assets from capital share transactions	45,126,882	2,760,386,081

Total increase (decrease) in net assets	(55,967,790)	1,864,616,764

Net Assets
Beginning of period	2,117,356,336	252,739,572

End of period	$2,061,388,546	$2,117,356,336

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	472,880	$2,932,215	1,572,173	$13,006,930
Shares issued through acquisition (a)	0	0	285,432,128	2,496,103,959
Reinvestments	27,359,076	157,861,867	66,484,900	445,670,423
Redemptions	(18,425,159)	(115,667,200)	(27,894,892)	(194,395,231)

Net increase (decrease)	9,406,797	$45,126,882	325,594,309	$2,760,386,081

Increase (decrease) derived from capital shares transactions		$45,126,882		$2,760,386,081

(a)	See Note 10 of the Notes to Consolidated Financial Statements

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$6.09		$11.58	$11.82	$11.75	$9.96	$11.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.17	0.02	(0.05)	0.06	0.09
Net realized and unrealized gain (loss)	0.07		(2.79)	0.70	1.28	2.11	(0.93)

Total income (loss) from investment operations	0.17		(2.62)	0.72	1.23	2.17	(0.84)

Less Distributions
Distributions from net investment income	(0.48)		(2.29)	0.00	(0.38)	(0.38)	0.00
Distributions from net realized capital gains	0.00		(0.58)	(0.96)	(0.78)	0.00	(0.82)

Total distributions	(0.48)		(2.87)	(0.96)	(1.16)	(0.38)	(0.82)

Net Asset Value, End of Period	$5.78		$6.09	$11.58	$11.82	$11.75	$9.96

Total Return (%) (b)	2.76	(c)	(25.66)	6.39	11.85	21.99	(7.59)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	(d)	0.91	1.07	1.10	1.10	1.08
Net ratio of expenses to average net assets (%) (e)	0.89	(d)	0.89	1.06	1.10	1.10	1.08
Ratio of net investment income (loss) to average net assets (%)	3.22	(d)	2.51	0.20	(0.42)	0.57	0.82
Portfolio turnover rate (%)	17	(c)	36	34	85	46	20
Net assets, end of period (in millions)	$2,061.4		$2,117.4	$252.7	$258.9	$232.8	$195.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser. The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio II, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Diversified Risk Portfolio II, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2023, the Portfolio held $295,233,691 in the Subsidiary, representing 14.3% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

BHFTI-21

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For

BHFTI-22

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments, prior period accumulated balances and merger adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-23

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

As of June 30, 2023, the Portfolio did not have any outstanding repurchase agreements.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

BHFTI-24

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors such as changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two

BHFTI-25

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$2,397,795	Unrealized depreciation on futures contracts (a) (b)	$32,736,514
Equity	Unrealized appreciation on futures contracts (a) (b)	9,398,780	Unrealized depreciation on futures contracts (a) (b)	1,527,901
Commodity	Unrealized appreciation on futures contracts (a) (b)	764,576	Unrealized depreciation on futures contracts (a) (b)	1,168,344
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,538,515

Total		$14,099,666		$35,432,759

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of New York Mellon	$905,119	$—	$—	$905,119
Brown Brothers Harriman & Co.	125	—	—	125
State Street Bank and Trust	633,271	—	—	633,271

	$1,538,515	$—	$—	$1,538,515

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(942,530)	$(942,530)
Futures contracts	(66,641,199)	33,238,573	5,437,228	—	(27,965,398)

	$(66,641,199)	$33,238,573	$5,437,228	$(942,530)	$(28,907,928)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$5,662,440	$5,662,440
Futures contracts	24,768,818	19,366,604	(15,731,803)	—	28,403,619

	$24,768,818	$19,366,604	$(15,731,803)	$5,662,440	$34,066,059

BHFTI-26

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$494,460,698
Futures contracts long	3,938,172,114
Futures contracts short	(37,324,264)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting

BHFTI-27

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

BHFTI-28

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$41,293,629	$73,207,243	$97,483,227	$359,767,252

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$6,609,411	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

BHFTI-29

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $250 million
0.010%	$250 million to $750 million
(0.005)%	$750 million to $1 billion
0.010%	$1 billion to $1.5 billion
0.040%	Over $1.5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-30

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,094,670,767

Gross unrealized appreciation	41,004,701
Gross unrealized (depreciation)	(123,050,102)

Net unrealized appreciation (depreciation)	$(82,045,401)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$348,495,298	$8,787,465	$97,175,125	$11,947,490	$445,670,423	$20,734,955

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$157,529,527	$—	$(197,081,795)	$(641,095,117)	$(680,647,385)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $276,829,309 and accumulated long-term capital losses of $364,265,808.

10. Acquisition

At the close of business on April 29, 2022, the portfolio formerly known as PanAgora Global Diversified Risk Portfolio (the “Predecessor Portfolio”), a series of the Trust, merged with and into the portfolio then known as PanAgora Global Diversified Risk Portfolio II (the “PanAgora II Portfolio”). The PanAgora II Portfolio, with aggregate Class B net assets of $2,496,103,959, acquired all of the assets and assumed the liabilities of the Predecessor Portfolio. The Predecessor Portfolio was the accounting survivor of the merger for financial reporting purposes. Therefore, the financial statements presented for the Portfolio reflect the historical results of Predecessor Portfolio prior to the acquisition and the combined results thereafter. The PanAgora II Portfolio was the legal and tax survivor of the merger and changed its name to PanAgora Global Diversified Risk Portfolio upon completion of the merger.

The acquisition was accomplished by a tax-free exchange of 312,549,834 Class B shares of the PanAgora II Portfolio (valued at $2,496,103,959) for 285,432,128 Class B shares of the Portfolio. Each shareholder of the Predecessor Portfolio received Class B shares of the Portfolio at the Class B NAV, as determined at the close of business on April 29, 2022. The transaction provided investors a risk parity strategy at scale, which may provide the opportunity for enhanced returns. It also streamlined the offerings of the portfolios managed by the Adviser, so that management, distribution and other resources could be focused more effectively on a smaller group of portfolios. Some of the investments held by the Predecessor Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the Predecessor Portfolio. All other costs associated with the merger were not borne by the shareholders of either the PanAgora II Portfolio or the Predecessor Portfolio. The Predecessor Portfolio’s net assets on April 29, 2022, were $220,668,507 for Class B shares, including investments valued at $219,943,734 with a cost basis of $228,065,436. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from the Predecessor Portfolio were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,716,772,466, which included $111,587,425 of acquired unrealized depreciation on investments and foreign currency transactions.

BHFTI-31

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Assuming the acquisition had been completed on January 1, 2022, the Portfolio’s pro-forma results of operations for the period ended December 31, 2022, are as follows:

Net Investment income	$59,142,774	(a)
Net realized and unrealized loss	(851,291,723	)(b)

Net in net assets from operations	$(792,148,949)

(a)	$41,643,278 net investment income as reported at December 31, 2022, plus $17,366,863 from the Portfolio pre-merger net investment income, plus $132,633 of pro-forma eliminated other expenses.
(b)	$234,378,214 unrealized depreciation as reported at December 31, 2022, less $77,668,928 pro-forma December 31, 2021 unrealized appreciation, plus $366,673,298 net realized loss as reported at December 31, 2022, plus $172,571,283 in net realized loss from the Portfolio pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Predecessor Portfolio that have been included in the Portfolio’s Consolidated Statement of Operations since April 29, 2022.

11. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-32

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-33

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the PIMCO Inflation Protected Bond Portfolio (the “Portfolio”) returned 1.67%, 1.50%, and 1.61%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. TIPS Index¹, returned 1.87%.

MARKET ENVIRONMENT / CONDITIONS

Risk assets broadly gained over the first quarter of 2023 despite the collapse of Silicon Valley Bank (“SVB”) and Signature Bank, which sparked concerns over the health of the financial sector. Bond yields fell and the yield curve further inverted, while the Intercontinental Exchange Merrill Lynch Option Volatility Estimate Index reached its highest level since the peak of the Great Financial Crisis. Shockwaves reverberated through markets following the failure of SVB, with the 2-year Treasury posting its largest three-day slide since 1987 as investors flocked to quality. Volatility remained elevated as the market’s confidence in Credit Suisse deteriorated and the Swiss National Bank orchestrated its takeover by UBS. Stock indices fell and bond yields rallied globally as concerns of financial contagion dampened risk sentiment.

Risk assets broadly gained over the second quarter despite concerns surrounding stress within the banking sector and a possible U.S. debt default. Bond yields rose broadly as growth proved resilient and inflation remained sticky, while central banks resumed hawkish (aggressive) forward rate guidance.

Concerns over a possible U.S. debt default prompted yields on short-dated Treasury bills to exceed 5.3%, and the cost of 1-year U.S. Treasury default swaps reached an all-time high. Risk sentiment remained robust, however, as markets were optimistic about negotiations. The S&P 500 Index hit a 9-month high after the House of Representatives passed a bill to raise the debt ceiling, which then passed through the Senate without much excitement from markets.

Signs of easing inflation prompted the Federal Reserve (the “Fed”) to offer dovish rhetoric earlier in the second quarter; however, resilient growth and a swifter than expected resolution of stresses within the banking sector caused the Fed to signal that at least two additional rate hikes would be needed to combat inflation. U.S. headline inflation continued its decline, rising at a 4% annual pace in May, which was the lowest reading in over two years. However, core inflation remained stubbornly high as much of the inflationary decline has been due to easing fuel and energy prices.

Growth and inflation metrics have begun to diverge, prompting central banks to take different paths. The Fed hiked its policy rate once (+0.25%) before pausing in June, only to then signal that at least two additional hikes will be needed to combat inflation. Meanwhile, the Bank of England raised policy rates twice over the second quarter (+0.25% and +0.50%, respectively) to a level of 5% as core inflation unexpectedly held steady at 8.7%. Markets are now pricing in a potential peak of 6% as Governor Bailey signaled further hikes will be necessary if inflation does not show signs of moderating. Similar to the U.K., the European Central Bank raised policy rates twice (each time +0.25%) and made it clear that more hikes are on the way.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio’s overweight to U.S. breakeven inflation (the difference between nominal and real yields), which was in part achieved using swaps, options, futures and inflation caps, contributed to performance as inflation expectations remained elevated in the U.S. Tactical exposure to global linkers in the Eurozone and Japan modestly contributed to performance as inflation expectations in the regions rose. Short exposure to Japanese duration drove underperformance within nominal interest rate strategies as rates broadly fell over the period. Nominal duration exposure and yield curve positioning in Eurozone interest rates, partially implemented through futures, options and interest rate swaps, was positive for performance, but was ultimately offset by a detraction from U.S. nominal yield curve positioning. Off-benchmark holdings of non-Agency Mortgage-Backed Securities (“MBS”) positions drove outperformance within spread strategies as mortgage spreads tightened over the period, offsetting negative contributions from exposure to Danish covered bonds and Agency MBS. Within corporate credit, tactical exposure to investment grade corporate credit sectors and indices, partially facilitated through credit default swaps, modestly contributed to performance. Finally, within currencies, long exposure to the Japanese yen detracted from performance on the back of a strong U.S. dollar.

The Portfolio ended the period with an underweight duration position relative to the benchmark, mainly sourced in the Eurozone and Japan while maintaining a modest overweight exposure to U.S. duration given significant rate differentials. The Portfolio maintained an overweight to U.S. breakevens as long-term inflation expectations were still well anchored despite recent Consumer Price Index beats. The Portfolio maintained a neutral stance in U.K. breakevens given volatility from pension selling. Additionally, the Portfolio maintained modest overweight positions in select global inflation-linked bonds, including Japanese linkers given our belief that they provide an asymmetric payoff and lagged the global recovery initially. The Portfolio expressed a neutral stance to Eurozone breakeven inflation as expectations are trading at rich levels relative to the U.S. The Portfolio remained cautious overall on generic corporate credit. The Portfolio maintained exposure to securitized spread sectors as well as Danish covered bonds given attractive valuations and yield pickup. Within currencies, the Portfolio expressed an overweight to Japanese yen versus U.S. dollar given favorable valuations.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Derivatives were used in the Portfolio to attain certain exposures in a liquid and cost-effective manner. All derivatives performed as expected during the period.

Steve Rodosky

Daniel He

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. TIPS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
PIMCO Inflation Protected Bond Portfolio
Class A	1.67	–1.18	2.48	2.00
Class B	1.50	–1.47	2.23	1.74
Class E	1.61	–1.25	2.33	1.85
Bloomberg U.S. TIPS Index	1.87	–1.40	2.49	2.08

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Sectors

% of Net Assets
U.S. Treasury	71.3
Asset-Backed Securities	9.0
Foreign Government	8.4
Agency Mortgage-Backed Securities	7.5
Corporate Bonds & Notes	2.6
Non-Agency Mortgage-Backed Securities	2.0
Purchased Options	0.2
Convertible Preferred Stocks	0.1

BHFTI-3

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.71%	$1,000.00	$1,016.70	$3.55
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

Class B (a)	Actual	0.96%	$1,000.00	$1,015.00	$4.80
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

Class E (a)	Actual	0.86%	$1,000.00	$1,016.10	$4.30
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2023

U.S. Treasury & Government Agencies—78.8% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—7.5%
Fannie Mae 30 Yr. Pool 3.000%, 05/01/52	378,441	$333,171
4.000%, 10/01/48	438,071	417,460
4.000%, 04/01/49	209,378	198,450
4.000%, 03/01/50	200,025	189,756
4.000%, 08/01/50	276,078	261,927
4.000%, 02/01/52	651,154	611,222
Fannie Mae ARM Pool 4.420%, 1Y H15 + 2.360%, 11/01/34 (a)	125,664	128,096
4.944%, 12M MTA + 1.200%, 07/01/44 (a)	2,811	2,712
4.944%, 12M MTA + 1.200%, 09/01/44 (a)	7,499	7,233
Fannie Mae REMICS (CMO) 4.082%, 05/25/35 (a)	67,581	68,710
5.036%, 1M LIBOR + 0.060%, 07/25/37 (a)	100,192	96,997
5.288%, 1M LIBOR + 0.150%, 08/25/34 (a)	4,256	4,180
5.500%, 1M LIBOR + 0.350%, 07/25/37 (a)	2,207	2,159
5.524%, 1M LIBOR + 0.060%, 12/25/36 (a)	12,653	12,262
5.530%, 1M LIBOR + 0.380%, 07/25/37 (a)	23,979	23,487
Fannie Mae Whole Loan (CMO) 5.500%, 1M LIBOR + 0.350%, 05/25/42 (a)	20,568	20,369
Freddie Mac ARM Non-Gold Pool 4.350%, 1Y H15 + 2.225%, 01/01/34 (a)	11,115	11,071
Freddie Mac Multifamily Structured Pass-Through Certificates 2.920%, 01/25/26	4,800,000	4,593,728
Freddie Mac REMICS (CMO) 4.401%, 1M LIBOR + 0.350%, 07/15/44 (a)	1,105,603	1,064,963
5.543%, 1M LIBOR + 0.350%, 01/15/47 (a)	1,295,734	1,245,060
5.643%, 1M LIBOR + 0.450%, 09/15/42 (a)	1,251,547	1,213,532
Freddie Mac Structured Pass-Through Certificates (CMO) 5.176%, 12M MTA + 1.200%, 10/25/44 (a)	795,363	730,119
5.176%, 12M MTA + 1.200%, 02/25/45 (a)	240,378	231,324
5.280%, 1M LIBOR + 0.260%, 08/25/31 (a)	14,312	14,345
Government National Mortgage Association (CMO) 3.858%, 12M LIBOR + 0.150%, 08/20/68 (a)	2,217,141	2,157,445
5.924%, 1M LIBOR + 0.830%, 08/20/66 (a)	146,415	145,578
5.966%, SOFR30A + 0.900%, 10/20/72 (a)	2,417,965	2,392,595
6.166%, SOFR30A + 1.100%, 05/20/73 (a)	1,003,151	1,006,387
6.464%, 12M LIBOR + 0.750%, 04/20/67 (a)	1,739,266	1,729,164
Uniform Mortgage-Backed Securities 30 Yr. Pool 4.000%, TBA (b)	47,665,720	44,766,676
4.500%, TBA (b)	21,900,000	21,065,063
5.000%, TBA (b)	21,000,000	20,580,000
6.500%, TBA (b)	24,000,000	24,489,375

		129,814,616

U.S. Treasury—71.3%
U.S. Treasury Inflation Indexed Bonds 0.125%, 02/15/51 (c)	17,836,303	11,885,179
0.125%, 02/15/52 (c) (d) (e)	7,844,976	5,197,527
0.250%, 02/15/50 (c)	16,776,329	11,718,692
0.625%, 02/15/43 (c)	14,379,934	11,787,052
0.750%, 02/15/42 (c)	38,712,509	32,868,961
0.750%, 02/15/45 (c)	26,611,113	21,972,619
0.875%, 02/15/47 (c) (f)	50,331,714	42,187,217

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Bonds
1.000%, 02/15/46 (c) (f)	48,936,693	42,413,394
1.375%, 02/15/44 (c) (f)	67,764,045	63,778,937
1.750%, 01/15/28 (c) (f)	65,661,865	64,893,031
2.000%, 01/15/26 (c) (f)	33,521,967	33,073,480
2.125%, 02/15/40 (c)	22,916,216	24,572,942
2.125%, 02/15/41 (c)	21,094,159	22,620,190
2.375%, 01/15/25 (c) (f)	66,440,573	65,744,374
2.375%, 01/15/27 (c) (d)	571,535	574,371
2.500%, 01/15/29 (c) (f)	32,866,255	33,841,972
3.375%, 04/15/32 (c) (d) (e)	3,311,654	3,764,937
3.625%, 04/15/28 (c) (f)	33,903,476	36,385,758
3.875%, 04/15/29 (c) (f)	37,509,704	41,434,303
U.S. Treasury Inflation Indexed Notes 0.125%, 10/15/24 (c) (f)	45,182,578	43,580,450
0.125%, 04/15/25 (c) (d) (g) (h)	10,098,636	9,606,525
0.125%, 10/15/25 (c) (d) (e) (g) (h)	10,754,524	10,195,373
0.125%, 04/15/26 (c)	19,661,690	18,435,330
0.125%, 07/15/26 (c) (f)	66,123,180	62,107,359
0.125%, 10/15/26 (c)	16,982,847	15,875,313
0.125%, 04/15/27 (c)	10,420,322	9,644,089
0.125%, 01/15/30 (c)	14,854,140	13,321,727
0.125%, 07/15/30 (c) (f)	63,120,855	56,593,024
0.125%, 01/15/31 (c) (f)	50,033,561	44,455,112
0.125%, 07/15/31 (c) (d)	746,902	662,139
0.125%, 01/15/32 (c)	9,738,291	8,570,457
0.250%, 01/15/25 (c) (f)	36,386,648	34,880,369
0.250%, 07/15/29 (c)	26,126,070	23,851,776
0.375%, 07/15/25 (c) (g)	12,085,460	11,564,865
0.375%, 01/15/27 (c)	27,347,839	25,658,095
0.375%, 07/15/27 (c)	27,886,251	26,138,186
0.500%, 01/15/28 (c)	12,139,105	11,353,145
0.625%, 01/15/26 (c) (d) (g) (h)	3,114,684	2,969,748
0.625%, 07/15/32 (c) (f)	134,732,760	123,801,513
0.750%, 07/15/28 (c)	5,570,401	5,277,846
0.875%, 01/15/29 (c)	19,718,026	18,661,263
1.625%, 10/15/27 (c) (f)	91,173,380	89,824,477

		1,237,743,117

Total U.S. Treasury & Government Agencies (Cost $1,543,567,847)		1,367,557,733

Asset-Backed Securities—9.0%

Asset-Backed - Home Equity—1.0%
ACE Securities Corp. Home Equity Loan Trust 5.550%, 1M LIBOR + 0.400%, 03/25/37 (a)	455,102	195,485
6.200%, 1M LIBOR + 1.050%, 12/25/33 (a)	1,001,847	973,924
Asset Backed Securities Corp. Home Equity Loan Trust 5.975%, 1M LIBOR + 0.825%, 04/25/34 (a)	1,272,394	1,202,767
Citigroup Mortgage Loan Trust, Inc. 5.330%, 1M LIBOR + 0.180%, 03/25/37 (a)	806,817	660,936
5.440%, 1M LIBOR + 0.290%, 09/25/36 (144A) (a)	880,266	828,485
5.840%, 1M LIBOR + 0.690%, 10/25/35 (a)	3,700,000	3,291,104
First NLC Trust 5.220%, 1M LIBOR + 0.070%, 08/25/37 (144A) (a)	790,303	398,228

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
GSAA Home Equity Trust 6.720%, 03/25/46 (i)	300,521	$170,516
Home Equity Asset Trust 3.883%, 1M LIBOR + 0.675%, 02/25/36 (a)	1,626,914	1,557,337
6.005%, 1M LIBOR + 0.855%, 08/25/34 (a)	262,495	255,937
HSI Asset Securitization Corp. Trust 5.250%, 1M LIBOR + 0.100%, 10/25/36 (a)	4,056	1,601
MASTR Asset-Backed Securities Trust 5.650%, 1M LIBOR + 0.750%, 10/25/35 (a)	95,873	89,118
Morgan Stanley ABS Capital, Inc. Trust 5.810%, 1M LIBOR + 0.660%, 01/25/35 (a)	606,000	584,764
5.825%, 1M LIBOR + 0.675%, 09/25/35 (a)	1,300,000	1,200,230
New Century Home Equity Loan Trust 5.915%, 1M LIBOR + 0.765%, 02/25/35 (a)	323,074	293,580
Nomura Home Equity Loan, Inc 5.585%, 1M LIBOR + 0.435%, 03/25/36 (a)	1,298,944	1,271,573
NovaStar Mortgage Funding Trust 5.855%, 1M LIBOR + 0.705%, 01/25/36 (a)	509,944	502,941
RASC Trust 5.610%, 1M LIBOR + 0.230%, 06/25/36 (a)	3,156,684	3,014,537
Soundview Home Loan Trust 5.330%, 1M LIBOR + 0.180%, 07/25/37 (a)	312,594	264,586
5.350%, 1M LIBOR + 0.200%, 06/25/37 (a)	1,907,407	1,289,960

		18,047,609

Asset-Backed - Other—7.9%
522 Funding CLO, Ltd. 6.290%, 3M LIBOR + 1.040%, 10/20/31 (144A) (a)	1,500,000	1,477,010
ACAS CLO, Ltd. 6.152%, 3M LIBOR + 0.890%, 10/18/28 (144A) (a)	1,414,780	1,396,450
AMMC CLO 16, Ltd. 6.231%, 3M LIBOR + 0.980%, 04/14/29 (144A) (a)	700,396	700,204
AMMC CLO XII, Ltd. 6.287%, 3M LIBOR + 0.950%, 11/10/30 (144A) (a)	919,311	910,161
Anchorage Capital CLO 11, Ltd. 6.413%, 3M LIBOR + 1.140%, 07/22/32 (144A) (a)	1,600,000	1,579,210
Anchorage Capital CLO 6, Ltd. 6.310%, 3M LIBOR + 1.050%, 07/15/30 (144A) (a)	1,252,888	1,242,628
Anchorage Capital CLO 9, Ltd. 6.400%, 3M LIBOR + 1.140%, 07/15/32 (144A) (a)	300,000	295,598
Apidos CLO XXVI 6.162%, 3M LIBOR + 0.900%, 07/18/29 (144A) (a)	1,580,597	1,569,180
Apidos CLO XXVII 6.190%, 3M LIBOR + 0.930%, 07/17/30 (144A) (a)	1,681,232	1,667,888
Arbor Realty Commercial Real Estate Notes, Ltd. 6.517%, SOFR30A + 1.450%, 01/15/37 (144A) (a)	2,600,000	2,552,924
Ares European CLO VI DAC 3.787%, 3M EURIBOR + 0.610%, 04/15/30 (144A) (EUR) (a)	688,494	735,894
Ares L CLO, Ltd. 6.310%, 3M LIBOR + 1.050%, 01/15/32 (144A) (a)	700,000	691,088
Ares LII CLO, Ltd. 6.323%, 3M LIBOR + 1.050%, 04/22/31 (144A) (a)	1,700,000	1,677,147

Asset-Backed - Other—(Continued)
Argent Securities Trust 5.470%, 1M LIBOR + 0.320%, 05/25/36 (a)	226,888	54,709
Atlas Senior Loan Fund, Ltd. 6.350%, 3M LIBOR + 1.090%, 01/15/31 (144A) (a)	553,245	546,296
6.410%, 3M LIBOR + 1.150%, 01/16/30 (144A) (a)	1,725,327	1,712,287
Barings CLO, Ltd. 6.320%, 3M LIBOR + 1.070%, 01/20/32 (144A) (a)	1,900,000	1,872,080
BDS LLC 6.876%, 1M TSFR + 1.800%, 03/19/39 (144A) (a)	1,900,000	1,874,578
Benefit Street Partners CLO XII, Ltd. 6.210%, 3M LIBOR + 0.950%, 10/15/30 (144A) (a)	943,780	935,231
Birch Grove CLO, Ltd. 6.682%, 3M LIBOR + 1.130%, 06/15/31 (144A) (a)	1,000,000	986,849
Blackrock European CLO IV DAC 4.027%, 3M EURIBOR + 0.850%, 07/15/30 (144A) (EUR) (a)	1,152,296	1,235,132
BlueMountain CLO XXII, Ltd. 6.340%, 3M LIBOR + 1.080%, 07/15/31 (144A) (a)	500,000	493,366
BlueMountain EUR CLO DAC 4.051%, 3M EURIBOR + 0.790%, 04/25/32 (144A) (EUR) (a)	1,049,625	1,123,478
Capital Four U.S. CLO II, Ltd. 7.189%, 3M TSFR + 2.140%, 10/20/30 (144A) (a)	859,203	857,827
Carlyle Euro CLO DAC 3.953%, 3M EURIBOR + 0.630%, 08/15/30 (144A) (EUR) (a)	996,060	1,067,780
Carlyle Global Market Strategies CLO, Ltd. 6.230%, 3M LIBOR + 0.970%, 04/17/31 (144A) (a)	498,484	493,752
6.271%, 3M LIBOR + 0.950%, 08/14/30 (144A) (a)	2,093,233	2,076,454
6.353%, 3M LIBOR + 1.080%, 04/22/32 (144A) (a)	400,000	394,110
Carlyle Global Market Strategies Euro CLO, Ltd. 4.073%, 3M EURIBOR + 0.750%, 11/15/31 (144A) (EUR) (a)	1,600,000	1,705,012
Carlyle U.S. CLO, Ltd. 6.250%, 3M LIBOR + 1.000%, 04/20/31 (144A) (a)	1,600,000	1,577,666
6.440%, 3M LIBOR + 1.180%, 01/15/30 (144A) (a)	494,353	490,757
Catamaran CLO, Ltd. 6.373%, 3M LIBOR + 1.100%, 04/22/30 (144A) (a)	1,764,142	1,741,727
CBAM, Ltd. 6.500%, 3M LIBOR + 1.250%, 07/20/30 (144A) (a)	652,460	647,857
Cedar Funding V CLO, Ltd. 6.360%, 3M LIBOR + 1.100%, 07/17/31 (144A) (a)	800,000	790,299
CIFC European Funding CLO III DAC 4.227%, 3M EURIBOR + 1.050%, 01/15/34 (144A) (EUR) (a)	800,000	851,702
CIFC Funding, Ltd. 6.223%, 3M LIBOR + 0.950%, 10/24/30 (144A) (a)	2,380,016	2,355,387
6.262%, 3M LIBOR + 1.000%, 04/18/31 (144A) (a)	1,900,000	1,883,717
6.271%, 3M LIBOR + 1.010%, 04/23/29 (144A) (a)	479,820	477,332
CIT Mortgage Loan Trust 6.500%, 1M LIBOR + 1.350%, 10/25/37 (144A) (a)	309,419	308,561
6.650%, 1M LIBOR + 1.500%, 10/25/37 (144A) (a)	4,400,000	4,271,717
Contego CLO IV DAC 3.851%, 3M EURIBOR + 0.640%, 01/23/30 (144A) (EUR) (a)	797,883	853,761

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CQS U.S. CLO, Ltd. 7.699%, 3M TSFR + 2.650%, 07/20/31 (144A) (a)	2,324,793	$2,322,810
Credit-Based Asset Servicing and Securitization LLC 5.270%, 1M LIBOR + 0.120%, 07/25/37 (144A) (a)	65,172	42,541
5.370%, 1M LIBOR + 0.220%, 07/25/37 (144A) (a)	1,298,860	847,926
Crestline Denali CLO XIV, Ltd. 6.413%, 3M LIBOR + 1.140%, 10/23/31 (144A) (a)	1,096,085	1,079,095
Crestline Denali CLO XV, Ltd. 6.280%, 3M LIBOR + 1.030%, 04/20/30 (144A) (a)	878,491	872,304
CSAB Mortgage-Backed Trust 6.220%, 09/25/36 (i)	392,674	128,637
CWABS Asset-Backed Certificates Trust 5.340%, 1M LIBOR + 0.190%, 11/25/37 (a)	4,819,074	4,406,334
5.890%, 1M LIBOR + 0.740%, 08/25/47 (a)	21,770	20,617
Dryden 35 Euro CLO DAC 4.157%, 3M EURIBOR + 0.980%, 01/17/33 (144A) (EUR) (a)	800,000	848,440
Dryden 44 Euro CLO DAC 4.057%, 3M EURIBOR + 0.880%, 04/15/34 (144A) (EUR) (a)	1,300,000	1,372,584
Dryden 52 Euro CLO DAC 4.183%, 3M EURIBOR + 0.860%, 05/15/34 (144A) (EUR) (a)	1,000,000	1,067,170
Dryden 60 CLO, Ltd. 6.310%, 3M LIBOR + 1.050%, 07/15/31 (144A) (a)	700,000	692,700
Dryden 64 CLO, Ltd. 6.232%, 3M LIBOR + 0.970%, 04/18/31 (144A) (a)	700,000	691,950
Ellington Loan Acquisition Trust 6.250%, 1M LIBOR + 1.100%, 05/25/37 (144A) (a)	1,101,900	1,050,645
Fidelity Grand Harbour CLO DAC 4.726%, 3M EURIBOR + 1.200%, 03/15/32 (144A) (EUR) (a)	900,000	963,324
First Franklin Mortgage Loan Trust 5.270%, 1M LIBOR + 0.120%, 12/25/36 (a)	8,490,505	7,202,249
5.460%, 1M LIBOR + 0.310%, 07/25/36 (a)	1,645,726	1,547,472
Gallatin CLO VIII, Ltd. 6.350%, 3M LIBOR + 1.090%, 07/15/31 (144A) (a)	400,000	395,290
GoldenTree Loan Management U.S. CLO 2, Ltd. 6.160%, 3M LIBOR + 0.910%, 11/20/30 (144A) (a)	800,000	791,895
GSAMP Trust 5.885%, 1M LIBOR + 0.735%, 09/25/35 (a)	94,323	90,955
HalseyPoint CLO 3, Ltd. 6.749%, 3M LIBOR + 1.450%, 11/30/32 (144A) (a)	500,000	494,389
HSI Asset Securitization Corp. Trust 5.470%, 1M LIBOR + 0.320%, 05/25/37 (a)	83,017	82,540
JPMorgan Mortgage Acquisition Trust 5.360%, 1M LIBOR + 0.210%, 10/25/36 (a)	47,166	46,355
KKR CLO, Ltd. 6.440%, 3M LIBOR + 1.180%, 01/15/31 (144A) (a)	483,622	479,456
Laurelin DAC 3.920%, 3M EURIBOR + 0.720%, 10/20/31 (144A) (EUR) (a)	700,000	748,377
LCM XIII L.P. 6.135%, 3M LIBOR + 0.870%, 07/19/27 (144A) (a)	1,504,571	1,493,559
LCM XXV, Ltd. 6.149%, 3M TSFR + 1.100%, 07/20/30 (144A) (a)	773,826	768,451

Asset-Backed - Other—(Continued)
LoanCore Issuer, Ltd. 6.616%, SOFR30A + 1.550%, 01/17/37 (144A) (a)	2,100,000	2,058,447
Long Beach Mortgage Loan Trust 5.390%, 1M LIBOR + 0.240%, 08/25/36 (a)	864,905	349,871
M360 2021-CRE3, Ltd. 6.654%, 1M LIBOR + 1.500%, 11/22/38 (144A) (a)	600,000	588,102
Madison Park Euro Funding IX DAC 4.057%, 3M EURIBOR + 0.880%, 07/15/35 (144A) (EUR) (a)	700,000	739,979
Madison Park Funding XLI, Ltd. 6.103%, 3M LIBOR + 0.830%, 04/22/27 (144A) (a)	1,745,853	1,735,100
Madison Park Funding XXVI, Ltd. 6.499%, 3M LIBOR + 1.200%, 07/29/30 (144A) (a)	395,126	392,895
Man GLG Euro CLO II DAC 4.047%, 3M EURIBOR + 0.870%, 01/15/30 (144A) (EUR) (a)	439,652	473,958
Marathon Static CLO, Ltd. 7.269%, 3M TSFR + 2.220%, 07/20/30 (144A) (a)	840,568	841,301
MF1 LLC 7.226%, 1M TSFR + 2.150%, 06/19/37 (144A) (a)	1,800,000	1,794,391
MF1, Ltd. 6.237%, 1M LIBOR + 1.080%, 10/16/36 (144A) (a)	700,000	683,034
Morgan Stanley ABS Capital I, Inc. Trust 6.125%, 1M LIBOR + 0.975%, 07/25/34 (a)	44,391	42,775
6.200%, 1M LIBOR + 1.050%, 06/25/35 (a)	1,232,000	1,100,321
Morgan Stanley IXIS Real Estate Capital Trust 5.200%, 1M LIBOR + 0.050%, 11/25/36 (a)	521	180
Mountain View CLO LLC 6.350%, 3M LIBOR + 1.090%, 10/16/29 (144A) (a)	1,352,268	1,340,015
OAK Hill European Credit Partners VII DAC 3.940%, 3M EURIBOR + 0.740%, 10/20/31 (144A) (EUR) (a)	2,100,000	2,230,493
Oaktree CLO, Ltd. 6.383%, 3M LIBOR + 1.110%, 04/22/30 (144A) (a)	600,000	590,469
OCP Euro CLO DAC 3.997%, 3M EURIBOR + 0.820%, 01/15/32 (144A) (EUR) (a)	888,330	956,395
Octagon Investment Partners 18-R, Ltd. 6.220%, 3M LIBOR + 0.960%, 04/16/31 (144A) (a)	1,200,000	1,187,434
Octagon Investment Partners XXI, Ltd. 6.321%, 3M LIBOR + 1.000%, 02/14/31 (144A) (a)	1,100,000	1,084,809
OSD CLO, Ltd. 6.130%, 3M LIBOR + 0.870%, 04/17/31 (144A) (a)	2,246,294	2,214,004
OZLM IX, Ltd. 6.350%, 3M LIBOR + 1.100%, 10/20/31 (144A) (a)	500,000	493,201
OZLM VIII, Ltd. 6.240%, 3M LIBOR + 0.980%, 10/17/29 (144A) (a)	1,947,617	1,930,680
OZLM XXIV, Ltd. 6.410%, 3M LIBOR + 1.160%, 07/20/32 (144A) (a)	300,000	294,805
Palmer Square European Loan Funding Trust 5.025%, 3M EURIBOR + 1.950%, 04/12/32 (144A) (EUR) (a)	4,583,397	5,000,050
Palmer Square Loan Funding, Ltd. 6.050%, 3M LIBOR + 0.800%, 07/20/29 (144A) (a)	2,341,560	2,324,511
6.060%, 3M LIBOR + 0.800%, 10/15/29 (144A) (a)	2,414,510	2,389,259

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 5.885%, 1M LIBOR + 0.735%, 09/25/35 (a)	109,752	$105,165
6.200%, 1M LIBOR + 1.050%, 10/25/34 (a)	2,255,921	2,201,348
Romark CLO, Ltd. 6.303%, 3M LIBOR + 1.030%, 10/23/30 (144A) (a)	1,290,589	1,276,447
Saranac VI CLO, Ltd. 6.684%, 3M LIBOR + 1.140%, 08/13/31 (144A) (a)	1,800,000	1,775,124
Saxon Asset Securities Trust 5.460%, 1M LIBOR + 0.310%, 09/25/37 (a)	500,303	470,059
Securitized Asset-Backed Receivables LLC Trust 5.450%, 1M LIBOR + 0.300%, 07/25/36 (a)	284,128	114,924
5.470%, 1M LIBOR + 0.320%, 07/25/36 (a)	3,112,552	1,068,633
Segovia European CLO DAC 4.080%, 3M EURIBOR + 0.880%, 07/20/32 (144A) (EUR) (a)	300,000	319,873
Sound Point CLO IX, Ltd. 6.460%, 3M LIBOR + 1.210%, 07/20/32 (144A) (a)	1,400,000	1,374,632
Sound Point CLO XV, Ltd. 6.173%, 3M LIBOR + 0.900%, 01/23/29 (144A) (a)	893,747	885,872
Soundview Home Loan Trust 5.270%, 1M LIBOR + 0.120%, 11/25/36 (144A) (a)	40,134	11,366
Structured Asset Securities Corp. Mortgage Loan Trust 6.670%, 1M LIBOR + 1.500%, 04/25/35 (a)	46,836	45,915
TCW CLO, Ltd. 6.225%, 3M LIBOR + 0.970%, 04/25/31 (144A) (a)	900,000	890,585
THL Credit Wind River CLO, Ltd. 6.340%, 3M LIBOR + 1.080%, 04/15/31 (144A) (a)	2,000,000	1,965,756
Toro European CLO 5 DAC 3.917%, 3M EURIBOR + 0.740%, 10/15/30 (144A) (EUR) (a)	1,839,142	1,973,338
Tralee CLO VII, Ltd. 6.575%, 3M LIBOR + 1.320%, 04/25/34 (144A) (a)	1,400,000	1,373,652
TRTX Issuer, Ltd. 6.717%, SOFR30A + 1.650%, 02/15/39 (144A) (a)	800,000	776,218
U.S. Small Business Administration 5.510%, 11/01/27	266,789	261,862
Venture 33 CLO, Ltd. 6.320%, 3M LIBOR + 1.060%, 07/15/31 (144A) (a)	300,000	295,587
Venture CLO, Ltd. 6.140%, 3M LIBOR + 0.880%, 04/15/27 (144A) (a)	679,542	675,321
Venture XXIV CLO, Ltd. 6.150%, 3M LIBOR + 0.900%, 10/20/28 (144A) (a)	769,102	762,916
Venture XXV CLO, Ltd. 6.270%, 3M LIBOR + 1.020%, 04/20/29 (144A) (a)	145,253	144,518
Vibrant CLO XI, Ltd. 6.370%, 3M LIBOR + 1.120%, 07/20/32 (144A) (a)	900,000	884,006
VMC Finance LLC 6.967%, SOFR30A + 1.900%, 02/18/39 (144A) (a)	400,000	389,448
Voya CLO, Ltd. 6.162%, 3M LIBOR + 0.900%, 01/18/29 (144A) (a)	1,103,777	1,096,727
6.240%, 3M LIBOR + 0.980%, 06/07/30 (144A) (a)	256,030	252,669
Wellfleet CLO, Ltd. 6.140%, 3M LIBOR + 0.890%, 07/20/29 (144A) (a)	274,865	272,327
6.310%, 3M LIBOR + 1.060%, 10/20/29 (144A) (a)	452,699	449,519

Asset-Backed - Other—(Continued)
Wind River CLO, Ltd. 6.312%, 3M LIBOR + 1.050%, 07/18/31 (144A) (a)	597,541	588,881

		136,262,038

Asset-Backed - Student Loan—0.1%
SLM Student Loan Trust 5.805%, 3M LIBOR + 0.550%, 10/25/64 (144A) (a)	2,224,286	2,174,007

Total Asset-Backed Securities (Cost $157,817,283)		156,483,654

Foreign Government—8.4%

Sovereign—8.4%
Canadian Government Real Return Bond 4.250%, 12/01/26 (CAD) (c)	8,545,824	6,948,518
French Republic Government Bond OAT 0.100%, 03/01/26 (144A) (EUR) (c)	18,099,815	19,340,503
0.100%, 07/25/31 (144A) (EUR) (c)	1,871,264	1,983,484
0.100%, 07/25/38 (144A) (EUR) (c)	6,543,771	6,627,844
0.250%, 07/25/24 (EUR) (c)	4,854,252	5,245,358
Italy Buoni Poliennali Del Tesoro 0.400%, 05/15/30 (144A) (EUR) (c)	3,913,239	3,898,661
1.400%, 05/26/25 (144A) (EUR) (c)	56,939,160	61,467,218
Japan Government CPI Linked Bonds 0.005%, 03/10/31 (JPY) (c)	380,577,600	2,832,672
0.100%, 03/10/28 (JPY) (c)	1,653,598,880	12,078,681
0.100%, 03/10/29 (JPY) (c)	2,180,788,070	16,042,874
New Zealand Government Inflation Linked Bond 3.000%, 09/20/30 (NZD) (c)	11,600,000	9,419,967

Total Foreign Government (Cost $152,712,423)		145,885,780

Corporate Bonds & Notes—2.6%

Banks—1.5%
Banco Bilbao Vizcaya Argentaria S.A. 5.875%, 5Y EUR Swap + 5.660%, 09/24/23 (EUR) (a)	200,000	216,058
Bank of America Corp. 5.875%, 3M TSFR + 3.193%, 03/15/28 (a)	1,570,000	1,438,512
Lloyds Banking Group plc 4.947%, 5Y EUR Swap + 5.290%, 06/27/25 (EUR) (a)	900,000	893,595
Nykredit Realkredit A/S 0.500%, 10/01/43 (DKK)	19,717,770	2,166,403
1.000%, 10/01/50 (DKK)	71,216,082	7,478,477
1.000%, 10/01/53 (DKK)	9,573	926
1.500%, 10/01/53 (DKK)	28,694,699	3,145,249
2.500%, 10/01/47 (DKK)	5,293	678
UBS Group AG 0.650%, 1Y EURIBOR ICE Swap + 0.770%, 01/14/28 (EUR) (a)	100,000	93,669
1.000%, 1Y EURIBOR ICE Swap + 1.050%, 06/24/27 (EUR) (a)	100,000	96,611
2.125%, 1Y UKG + 1.550%, 11/15/29 (GBP) (a)	100,000	99,038

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
UBS Group AG
7.000%, 1Y UKG + 4.200%, 09/30/27 (GBP)(a)	100,000	$124,916
7.750%, 1Y EURIBOR ICE Swap + 4.950%, 03/01/29 (EUR) (a)	100,000	120,794
UniCredit S.p.A. 7.830%, 12/04/23 (144A)	10,700,000	10,736,102

		26,611,028

Distribution/Wholesale—0.0%
Toyota Tsusho Corp. 3.625%, 09/13/23	200,000	199,096

Diversified Financial Services—1.0%
Avolon Holdings Funding, Ltd. 2.528%, 11/18/27 (144A)	114,000	96,113
Jyske Realkredit A/S 0.500%, 10/01/43 (DKK)	6,540,896	719,233
1.000%, 10/01/50 (DKK)	23,606,568	2,483,488
1.000%, 10/01/53 (DKK)	11,684,806	1,131,723
1.500%, 10/01/53 (DKK)	9,150,409	1,096,967
2.000%, 10/01/53 (DKK)	7,279,695	782,804
2.500%, 10/01/47 (DKK)	3,476	446
Mitsubishi HC Capital, Inc. 3.960%, 09/19/23 (144A)	400,000	397,936
Nordea Kredit Realkreditaktieselskab 0.500%, 10/01/43 (DKK)	2,657,806	292,540
1.000%, 10/01/50 (DKK)	44,777,934	4,733,067
1.500%, 10/01/53 (DKK)	11,298,820	1,154,888
2.000%, 10/01/53 (DKK)	4,299,311	463,181
2.000%, 10/01/53 (144A) (DKK)	699,606	79,594
2.500%, 10/01/47 (DKK)	901	116
Realkredit Danmark A/S 1.000%, 10/01/50 (DKK)	19,432,952	2,040,365
1.000%, 10/01/53 (DKK)	5,911,377	613,163
1.500%, 10/01/53 (DKK)	4,310,125	474,011
2.000%, 10/01/53 (DKK)	2,689,988	290,187
2.500%, 04/01/47 (DKK)	8,465	1,084

		16,850,906

Electric—0.0%
Eversource Energy 2.900%, 10/01/24	100,000	96,242

Gas—0.0%
Southern Co. Gas Capital Corp. 2.450%, 10/01/23	200,000	198,323

Home Builders—0.1%
DR Horton, Inc. 5.750%, 08/15/23	900,000	899,998

Insurance—0.0%
Reliance Standard Life Global Funding II 3.850%, 09/19/23 (144A)	100,000	99,388

Pharmaceuticals—0.0%
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	40,000	39,736

Software—0.0%
VMware, Inc. 3.900%, 08/21/27	300,000	284,408

Total Corporate Bonds & Notes (Cost $62,659,431)		45,279,125

Mortgage-Backed Securities—2.0%

Collateralized Mortgage Obligations—2.0%
Alternative Loan Trust 5.000%, 07/25/35	128,606	76,395
5.337%, 1M LIBOR + 0.180%, 02/20/47 (a)	406,347	314,924
5.390%, 1M LIBOR + 0.240%, 06/25/36 (a)	1,131,678	1,019,391
5.500%, 06/25/25	385,868	313,432
5.510%, 1M LIBOR + 0.360%, 05/25/47 (a)	114,245	97,945
5.710%, 1M LIBOR + 0.560%, 12/25/35 (a)	15,578	14,000
6.000%, 03/25/37	3,057,525	1,208,193
6.000%, 04/25/37	517,233	439,366
Banc of America Funding Trust 4.449%, 02/20/36 (a)	120,881	113,155
Banc of America Mortgage Trust 4.004%, 09/25/35 (a)	24,205	21,002
4.596%, 06/25/35 (a)	27,893	23,505
Bear Stearns Adjustable Rate Mortgage Trust 4.042%, 03/25/35 (a)	103,955	94,679
Bear Stearns ALT-A Trust 4.202%, 09/25/35 (a)	439,029	270,550
5.470%, 1M LIBOR + 0.320%, 02/25/34 (a)	61,618	54,666
Chase Mortgage Finance Trust 4.725%, 02/25/37 (a)	15,735	14,837
CHL Mortgage Pass-Through Trust 5.730%, 1M LIBOR + 0.580%, 04/25/35 (a)	251,948	231,645
6.000%, 03/25/37	790,406	394,539
Citigroup Mortgage Loan Trust, Inc. 4.001%, 03/25/37 (a)	1,182,790	1,017,862
6.873%, 08/25/35 (a)	400	385
6.980%, 1Y H15 + 2.400%, 05/25/35 (a)	2,094	2,031
Countrywide Home Reperforming Loan REMIC Trust 5.490%, 1M LIBOR + 0.340%, 06/25/35 (144A) (a)	28,864	26,295
Credit Suisse Mortgage Capital Certificates 3.523%, 11/30/37 (144A) (a)	2,539,665	2,319,197
5.300%, 1M LIBOR + 0.150%, 09/29/36 (144A) (a)	582,565	557,814
5.428%, 10/26/36 (144A) (a)	40,311	33,939
Deutsche ALT-B Securities Mortgage Loan Trust 5.250%, 1M LIBOR + 0.100%, 10/25/36 (a)	9,039	6,969
6.369%, 10/25/36 (i)	158,377	126,718
6.386%, 10/25/36 (i)	158,377	126,716
Eurosail-UK plc 5.940%, SONIA + 1.069%, 06/13/45 (GBP) (a)	790,400	996,047
First Horizon Alternative Mortgage Securities Trust 6.227%, 06/25/34 (a)	62,724	58,664

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2023

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Great Hall Mortgages No. 1 plc 5.152%, SONIA + 0.249%, 03/18/39 (GBP) (a)	36,413	$45,737
5.172%, SONIA + 0.269%, 06/18/38 (GBP) (a)	17,249	21,720
GreenPoint Mortgage Funding Trust 5.510%, 1M LIBOR + 0.360%, 09/25/46 (a)	289,400	258,602
5.590%, 1M LIBOR + 0.440%, 06/25/45 (a)	113,887	105,674
5.690%, 1M LIBOR + 0.540%, 11/25/45 (a)	53,194	46,683
GSR Mortgage Loan Trust 3.905%, 05/25/35 (a)	122,227	102,254
3.966%, 11/25/35 (a)	125,601	103,959
3.967%, 12/25/34 (a)	149,802	133,694
4.070%, 09/25/35 (a)	46,850	44,119
4.367%, 01/25/35 (a)	33,741	30,970
HarborView Mortgage Loan Trust 5.347%, 1M LIBOR + 0.190%, 09/19/37 (a)	16,506	14,384
5.597%, 1M LIBOR + 0.440%, 05/19/35 (a)	26,489	24,125
5.717%, 1M LIBOR + 0.560%, 02/19/36 (a)	74,110	38,189
6.057%, 1M LIBOR + 0.900%, 06/20/35 (a)	151,080	135,699
IndyMac INDA Mortgage Loan Trust 4.257%, 11/25/35 (a)	25,311	24,915
JPMorgan Mortgage Trust 3.655%, 07/27/37 (144A) (a)	252,248	225,885
4.076%, 08/25/35 (a)	64,047	53,310
4.086%, 02/25/35 (a)	44,465	40,810
4.116%, 09/25/35 (a)	12,320	10,896
4.186%, 07/25/35 (a)	41,143	38,496
4.195%, 06/25/35 (a)	189	189
4.357%, 08/25/35 (a)	55,093	51,257
4.367%, 07/25/35 (a)	20,400	19,829
Lehman XS Trust 5.690%, 1M LIBOR + 0.540%, 12/25/35 (a)	65,324	57,987
7.450%, 1M LIBOR + 2.300%, 12/25/37 (a)	2,175,969	2,201,773
MASTR Adjustable Rate Mortgages Trust 3.725%, 12/25/33 (a)	16,976	15,231
4.560%, 11/21/34 (a)	34,676	32,638
Mellon Residential Funding Corp. Mortgage Pass-Through Trust 5.633%, 1M LIBOR + 0.440%, 12/15/30 (a)	7,075	6,641
5.893%, 1M LIBOR + 0.700%, 11/15/31 (a)	45,159	42,848
Mill City Mortgage Loan Trust 2.750%, 08/25/59 (144A) (a)	517,667	480,243
New Residential Mortgage Loan Trust 2.750%, 07/25/59 (144A) (a)	4,247,740	3,915,478
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 6.200%, 1M LIBOR + 1.050%, 04/25/35 (a)	2,000,000	1,956,535
Residential Accredit Loans, Inc. 4.398%, 10/25/37 (a)	608,141	536,964
5.336%, 12M MTA + 1.360%, 09/25/45 (a)	50,913	45,497
5.450%, 1M LIBOR + 0.300%, 08/25/35 (a)	43,829	33,142
Residential Asset Securitization Trust 6.500%, 09/25/36	268,935	94,764
Residential Mortgage Securities 32 plc 6.159%, SONIA + 1.250%, 06/20/70 (144A) (GBP) (a)	1,959,841	2,490,273
Sequoia Mortgage Trust 5.557%, 1M LIBOR + 0.400%, 07/20/36 (a)	218,153	186,177
5.846%, 1M LIBOR + 0.700%, 10/19/26 (a)	10,801	10,250

Collateralized Mortgage Obligations—(Continued)
Structured Adjustable Rate Mortgage Loan Trust 5.282%, 02/25/34 (a)	26,311	24,635
5.376%, 12M MTA + 1.400%, 01/25/35 (a)	45,222	38,069
Structured Asset Mortgage Investments II Trust 5.530%, 1M LIBOR + 0.380%, 06/25/36 (a)	14,844	14,419
5.570%, 1M LIBOR + 0.420%, 05/25/36 (a)	12,920	8,638
5.646%, 1M LIBOR + 0.500%, 07/19/35 (a)	46,863	42,191
5.806%, 1M LIBOR + 0.660%, 10/19/34 (a)	21,646	20,162
TBW Mortgage-Backed Trust 6.515%, 07/25/37 (i)	142,724	56,029
Towd Point Mortgage Funding 5.523%, 3M SONIA + 1.144%, 10/20/51 (144A) (GBP) (a)	3,338,820	4,241,100
Towd Point Mortgage Trust 6.150%, 1M LIBOR + 1.000%, 10/25/59 (144A) (a)	814,166	805,294
Wachovia Mortgage Loan Trust 1.561%, 1M LIBOR + 0.460%, 01/25/37 (a)	1,518,835	574,982
WaMu Mortgage Pass-Through Certificates Trust 3.342%, 11/25/36 (a)	3,460,424	2,962,141
3.765%, 12/25/35 (a)	46,138	42,278
3.852%, 08/25/35 (a)	9,616	8,668
4.008%, 12M MTA + 0.810%, 12/25/46 (a)	28,786	25,416
4.746%, 12M MTA + 0.770%, 05/25/47 (a)	156,504	125,993
4.976%, 12M MTA + 1.000%, 02/25/46 (a)	52,728	46,828
4.976%, 12M MTA + 1.000%, 08/25/46 (a)	1,597,714	1,489,856
5.024%, 12M MTA + 1.048%, 07/25/46 (a)	300,727	251,716
5.176%, 12M MTA + 1.200%, 11/25/42 (a)	4,738	4,373
5.476%, 12M MTA + 1.500%, 11/25/46 (a)	93,399	81,961
Wells Fargo Mortgage-Backed Securities Trust 4.692%, 04/25/36 (a)	31,323	29,378

		34,546,825

Commercial Mortgage-Backed Securities—0.0%
JPMorgan Chase Commercial Mortgage Securities Trust 6.643%, 1M LIBOR + 1.450%, 12/15/31 (144A) (a)	634,905	564,183

Total Mortgage-Backed Securities (Cost $37,603,705)		35,111,008

Convertible Preferred Stock—0.1%

Banks—0.1%
Wells Fargo & Co., Series L, 7.500% (Cost $900,000)	900	1,036,800

Short-Term Investments—52.9%

Commercial Paper—0.3%
AT&T, Inc. 5.700%, 03/19/24 (j)	4,800,000	4,594,825

Repurchase Agreements—52.6%
Barclays Bank plc
Repurchase Agreement dated 06/30/23 at 5.080%, due on 07/05/23 with a maturity value of $246,069,427; collateralized by U.S. Treasury Bonds at 4.625%, maturing 06/30/25 with a market value of $251,028,455.	246,000,000	246,000,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2023

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Bank plc
Repurchase Agreement dated 06/30/23 at 5.140%, due on 07/05/23 with a maturity value of $271,077,386; collateralized by U.S. Treasury Notes at 4.750%, maturing 02/15/41 with a market value of $272,155,690.	271,000,000	$271,000,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 06/30/23 at 5.140%, due on 07/05/23 with a maturity value of $2,800,800; collateralized by U.S. Treasury Bonds at 2.000%, maturing 11/30/41 with a market value of $2,862,821.	2,800,000	2,800,000
Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $72,130,943; collateralized by U.S. Treasury Bonds at 4.375%, maturing 05/15/41, with a market value of $74,023,554.	72,100,000	72,100,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $8,303,024; collateralized by U.S. Treasury Note at 0.750%, maturing 03/31/26, with a market value of $8,467,498.	8,301,433	8,301,433
JPMorgan Securities LLC
Repurchase Agreement dated 06/30/23 at 5.140%, due on 07/05/23 with a maturity value of $306,887,608; collateralized by U.S. Treasury Obligations with rates ranging from 2.000% - 3.625%, maturity dates ranging from 04/15/28 - 08/15/51 and aggregate market value of $303,959,115.	306,800,000	306,800,000
Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $6,102,623; collateralized by U.S. Treasury Notes at 2.375%, maturing 03/31/29 with a market value of $6,199,979.	6,100,000	6,100,000
Repurchase Agreement dated 06/30/23 at 5.180%, due on 07/03/23 with a maturity value of $100,043; collateralized by U.S. Treasury Bonds at 0.500% maturing 01/15/28 with a market value of $98,903.	100,000	100,000

		913,201,433

Total Short-Term Investments (Cost $917,802,313)		917,796,258

Total Purchased Options—0.2% (k) (Cost $1,135,862)		4,015,256
Total Investments—154.0% (Cost $2,874,198,864)		2,673,165,614
Other assets and liabilities (net)—(54.0)%		(937,329,301)

Net Assets—100.0%		$1,735,836,313

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of the security was pledged as collateral against open OTC option contracts, OTC swap contracts and forward foreign currency exchange contracts. As of June 30, 2023, the market value of securities pledged was $12,727,168.
(e)	All or a portion of the security was pledged as collateral against TBA securities. As of June 30, 2023, the value of securities pledged amounted to $842,638.
(f)	All or a portion of this security has been transferred in a secured-borrowing transaction.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2023, the market value of securities pledged was $11,499,788.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2023, the market value of securities pledged was $8,378,600.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	The rate shown represents current yield to maturity.
(k)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $240,708,381, which is 13.9% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	114,402	BNP	07/05/23	USD	75,776	$432
AUD	139,484	UBSA	07/05/23	USD	92,269	649
BRL	18,309,245	DBAG	07/05/23	USD	3,799,229	24,597
BRL	18,367,446	GSBU	07/05/23	USD	3,803,965	32,016
BRL	13,669,032	GSBU	09/05/23	USD	2,700,723	122,233
DKK	10,905,000	BNP	07/05/23	USD	1,596,680	1,474
DKK	15,400,000	JPMC	07/05/23	USD	2,266,385	(9,479)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	117,858,196	BNP	07/05/23	USD	129,137,225	$(530,322)
EUR	1,547,000	BBP	07/05/23	USD	1,656,329	31,758
EUR	1,154,000	CBNA	07/05/23	USD	1,252,135	7,110
GBP	6,559,000	JPMC	07/05/23	USD	8,293,200	36,726
JPY	12,029,221	JPMC	07/05/23	USD	83,452	(86)
JPY	1,137,199,645	JPMC	07/05/23	USD	7,951,889	(70,814)
JPY	2,165,695,728	UBSA	07/05/23	USD	15,014,009	(5,203)
MXN	96,183,000	JPMC	07/14/23	USD	5,468,708	140,722
NZD	2,012,000	BNP	07/05/23	USD	1,210,005	24,759
NZD	15,101,970	BBP	07/05/23	USD	9,183,508	84,569

Contracts to Deliver
AUD	272,000	JPMC	07/05/23	USD	181,551	358
AUD	114,402	BNP	08/02/23	USD	75,836	(434)
AUD	18,114	CBNA	08/02/23	USD	12,000	(76)
AUD	139,484	UBSA	08/02/23	USD	92,343	(648)
BRL	18,309,245	DBAG	07/05/23	USD	3,379,150	(444,677)
BRL	18,367,446	GSBU	07/05/23	USD	3,811,306	(24,675)
BRL	18,570,958	GSBU	09/05/23	USD	3,803,965	(31,346)
CAD	9,307,332	JPMC	07/05/23	USD	6,860,551	(165,176)
CAD	9,298,043	CBNA	08/02/23	USD	7,021,222	(338)
DKK	160,000	BNP	07/05/23	USD	23,051	(397)
DKK	225,837,948	CBNA	07/05/23	USD	32,441,474	(655,609)
EUR	2,406,000	BBP	07/05/23	USD	2,623,046	(2,382)
EUR	118,153,196	SG	07/05/23	USD	127,102,060	(1,826,748)
EUR	117,858,196	BNP	08/02/23	USD	129,318,609	535,540
GBP	6,559,000	BNP	07/05/23	USD	8,112,735	(217,190)
GBP	6,559,000	JPMC	08/02/23	USD	8,294,958	(36,638)
JPY	3,339,342,377	BNP	07/05/23	USD	24,035,320	892,852
JPY	1,132,367,282	JPMC	08/02/23	USD	7,951,889	71,135
JPY	16,723,155	JPMC	08/02/23	USD	116,017	(369)
JPY	11,978,514	JPMC	08/02/23	USD	83,452	87
JPY	2,156,568,712	UBSA	08/02/23	USD	15,014,009	5,285
KRW	136,365,389	CBNA	09/20/23	USD	106,050	2,135
MXN	104,581,795	BNP	08/16/23	USD	6,006,858	(54,281)
NZD	17,113,970	BBP	07/05/23	USD	10,274,286	(228,555)
NZD	15,101,970	BBP	08/02/23	USD	9,182,526	(84,477)
TWD	300,395	BNP	08/22/23	USD	9,839	141
TWD	719,217	CBNA	08/22/23	USD	23,521	303
TWD	395,016	CBNA	08/22/23	USD	12,942	190
TWD	991,063	GSBU	09/20/23	USD	32,564	460

Net Unrealized Depreciation						$(2,374,389)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note Ultra 10 Year Futures	09/20/23	396	USD	46,901,250	$(639,825)
U.S. Treasury Ultra Long Bond Futures	09/20/23	225	USD	30,649,219	280,897

Futures Contracts—Short
Australian 10 Year Treasury Bond Futures	09/15/23	(3)	AUD	(348,517)	532
Euro Short BTP Futures	09/07/23	(294)	EUR	(30,767,100)	325,789

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2023

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-BTP Futures	09/07/23	(75)	EUR	(8,708,250)	$(76,190)
Euro-Bobl Futures	09/07/23	(372)	EUR	(43,044,120)	575,019
Euro-Bund Futures	09/07/23	(77)	EUR	(10,297,980)	(28,618)
Euro-Buxl 30 Year Bond Futures	09/07/23	(68)	EUR	(9,492,800)	(123,636)
Euro-OAT Futures	09/07/23	(108)	EUR	(13,867,200)	83,997
Euro-Schatz Futures	09/07/23	(3,248)	EUR	(340,552,800)	2,846,344
Japanese Government 10 Year Bond Futures	09/12/23	(59)	JPY	(8,764,450,000)	(219,325)
U.S. Treasury Long Bond Futures	09/20/23	(1,300)	USD	(164,978,125)	449,539
U.S. Treasury Note 10 Year Futures	09/20/23	(244)	USD	(27,392,813)	518,153
U.S. Treasury Note 2 Year Futures	09/29/23	(437)	USD	(88,861,219)	674,959
U.S. Treasury Note 5 Year Futures	09/29/23	(366)	USD	(39,196,313)	704,305

Net Unrealized Appreciation					$5,371,940

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 30 Yr. IRS	2.237%	DBAG	3M LIBOR	Receive	11/17/23	18,300,000	USD	18,300,000	$1,135,862	$4,015,256	$2,879,394

Written Options

Inflation Capped Options	Initial Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Cap - CPALEMU Index	100.152	GSBU	Maximum of [(Final Index/ Initial Index - 1) - 3.000%] or 0	06/22/35	(8,700,000)	EUR	(8,700,000)	$(382,245)	$(271,803)	$110,442
Cap - CPURNSA Index	233.916	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/24	(35,000,000)	USD	(35,000,000)	(254,624)	—	254,624
Cap - CPURNSA Index	234.781	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/24	(1,500,000)	USD	(1,500,000)	(10,425)	—	10,425

Totals								$(647,294)	$(271,803)	$375,491

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 2 Yr. IRS	3.750%	BNP	12M SOFR	Receive	09/12/23	(42,600,000)	USD	(42,600,000)	$(120,898)	$(49,199)	$71,699
Call - OTC - 2 Yr. IRS	3.750%	JPMC	12M SOFR	Receive	09/12/23	(59,400,000)	USD	(59,400,000)	(166,320)	(68,601)	97,719
Call - OTC - 2 Yr. IRS	4.420%	MSCS	12M SOFR	Receive	09/21/23	(102,600,000)	USD	(102,600,000)	(584,820)	(438,810)	146,010
Put - OTC - 5 Yr. IRS	2.340%	DBAG	3M LIBOR	Pay	11/17/23	(90,200,000)	USD	(90,200,000)	(1,136,520)	(6,653,495)	(5,516,975)

Totals									$(2,008,558)	$(7,210,105)	$(5,201,547)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - U.S. Treasury Note 10 Year Futures	USD	113.000	07/21/23	(266)	USD (266,000)	$(187,756)	$(303,406)	$(115,650)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2023

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPURNSA	Maturity	1.760%	Maturity	11/04/29	USD	24,500,000	$(3,719,433)	$(10,856)	$(3,708,577)
Pay	12M CPURNSA	Maturity	1.954%	Maturity	06/03/29	USD	8,650,000	(1,150,127)	—	(1,150,127)
Pay	12M CPURNSA	Maturity	1.998%	Maturity	07/25/29	USD	21,500,000	(2,726,284)	2,184	(2,728,468)
Pay	12M CPURNSA	Maturity	2.335%	Maturity	02/05/28	USD	13,090,000	(1,174,333)	28,402	(1,202,735)
Pay	12M CPURNSA	Maturity	2.370%	Maturity	06/06/28	USD	6,400,000	(554,865)	(1,137)	(553,728)
Pay	12M FRCPXT	Maturity	1.410%	Maturity	11/15/39	EUR	600,000	(185,899)	—	(185,899)
Pay	12M FRCPXT	Maturity	1.910%	Maturity	01/15/38	EUR	350,000	(64,509)	2,831	(67,340)
Pay	12M HICP	Maturity	1.380%	Maturity	03/15/31	EUR	23,400,000	(5,359,021)	(132,110)	(5,226,911)
Pay	12M HICP	Maturity	2.421%	Maturity	05/15/52	EUR	650,000	(104,204)	—	(104,204)
Pay	12M HICP	Maturity	2.488%	Maturity	05/15/37	EUR	4,460,000	(327,639)	4,859	(332,498)
Pay	12M HICP	Maturity	2.550%	Maturity	04/15/52	EUR	400,000	(49,197)	492	(49,689)
Pay	12M HICP	Maturity	2.580%	Maturity	03/15/52	EUR	1,000,000	(124,523)	689	(125,212)
Pay	12M HICP	Maturity	2.590%	Maturity	03/15/52	EUR	1,400,000	(174,413)	(35,079)	(139,334)
Pay	12M HICP	Maturity	2.590%	Maturity	12/15/52	EUR	2,300,000	(118,881)	—	(118,881)
Pay	12M HICP	Maturity	2.700%	Maturity	04/15/53	EUR	3,100,000	(4,948)	20,585	(25,533)
Pay	12M HICP	Maturity	3.520%	Maturity	09/15/24	EUR	3,300,000	(43,424)	(4,930)	(38,494)
Pay	12M HICP	Maturity	3.720%	Maturity	09/15/24	EUR	6,300,000	(55,641)	(7,977)	(47,664)
Pay	12M HICP	Maturity	3.850%	Maturity	09/15/24	EUR	6,900,000	(41,503)	—	(41,503)
Pay	3M SOFR	Semi-Annually	1.888%	Semi-Annually	11/21/53	USD	5,000,000	(1,410,565)	1,781	(1,412,346)
Pay	12M SOFR	Annually	3.085%	Annually	02/13/34	USD	58,000,000	(1,491,435)	(433,315)	(1,058,120)
Pay	3M EURIBOR	Quarterly	(0.526)%	Quarterly	11/21/23	EUR	72,000,000	(1,282,715)	—	(1,282,715)
Pay	6M EURIBOR	Annually	0.550%	Annually	08/10/24	EUR	100,000	(4,038)	—	(4,038)
Pay	6M EURIBOR	Annually	0.650%	Annually	04/12/27	EUR	7,500,000	(786,085)	—	(786,085)
Pay	6M EURIBOR	Annually	0.650%	Annually	05/11/27	EUR	3,400,000	(363,042)	—	(363,042)
Pay	6M EURIBOR	Annually	0.700%	Annually	04/11/27	EUR	3,100,000	(319,101)	—	(319,101)
Pay	6M EURIBOR	Annually	1.000%	Annually	05/13/27	EUR	6,900,000	(644,421)	—	(644,421)
Pay	6M EURIBOR	Annually	1.000%	Annually	05/18/27	EUR	3,000,000	(280,929)	—	(280,929)
Pay	6M EURIBOR	Annually	2.879%	Annually	08/15/32	EUR	21,800,000	(262,186)	—	(262,186)
Pay	6M EURIBOR	Annually	3.000%	Annually	09/20/33	EUR	71,500,000	100,764	107,892	(7,128)
Receive	12M CPURNSA	Maturity	1.798%	Maturity	08/25/27	USD	9,300,000	1,342,051	—	1,342,051
Receive	12M CPURNSA	Maturity	1.890%	Maturity	08/27/27	USD	12,300,000	1,696,344	—	1,696,344
Receive	12M CPURNSA	Maturity	2.311%	Maturity	02/24/31	USD	21,200,000	2,287,638	7,485	2,280,153
Receive	12M CPURNSA	Maturity	2.314%	Maturity	02/26/26	USD	10,200,000	1,006,281	—	1,006,281
Receive	12M CPURNSA	Maturity	2.419%	Maturity	03/05/26	USD	13,000,000	1,216,193	—	1,216,193
Receive	12M CPURNSA	Maturity	2.573%	Maturity	08/26/28	USD	1,900,000	116,979	—	116,979
Receive	12M CPURNSA	Maturity	2.645%	Maturity	09/10/28	USD	2,400,000	129,747	—	129,747
Receive	12M CPURNSA	Maturity	2.703%	Maturity	05/25/26	USD	7,090,000	532,678	—	532,678
Receive	12M CPURNSA	Maturity	2.768%	Maturity	05/13/26	USD	11,300,000	824,398	—	824,398
Receive	12M CPURNSA	Maturity	2.813%	Maturity	05/14/26	USD	4,600,000	324,876	—	324,876
Receive	12M FRCPXT	Maturity	1.030%	Maturity	03/15/24	EUR	9,200,000	877,095	(546)	877,641
Receive	12M HICP	Maturity	2.260%	Maturity	03/15/28	EUR	14,600,000	297,523	—	297,523
Receive	12M HICP	Maturity	2.359%	Maturity	08/15/30	EUR	6,200,000	303,970	28,539	275,431
Receive	12M HICP	Maturity	2.470%	Maturity	07/15/32	EUR	3,400,000	160,491	—	160,491
Receive	12M HICP	Maturity	2.570%	Maturity	06/15/32	EUR	1,700,000	63,127	—	63,127
Receive	12M HICP	Maturity	2.600%	Maturity	05/15/32	EUR	6,600,000	332,583	30,295	302,288
Receive	12M HICP	Maturity	2.720%	Maturity	06/15/32	EUR	6,500,000	136,570	(32,200)	168,770
Receive	12M HICP	Maturity	3.000%	Maturity	05/15/27	EUR	2,000,000	70,922	771	70,151
Receive	12M HICP	Maturity	3.130%	Maturity	05/15/27	EUR	1,400,000	(18,666)	—	(18,666)
Receive	12M SOFR	Annually	2.865%	Annually	02/13/54	USD	25,800,000	1,097,493	527,905	569,588
Receive	12M SOFR	Annually	4.250%	Annually	12/20/25	USD	53,100,000	99,817	(218,878)	318,695
Receive	3M SOFR	Semi-Annually	1.840%	Semi-Annually	11/21/28	USD	24,600,000	2,341,986	(5,098)	2,347,084
Receive	6M EURIBOR	Annually	0.190%	Annually	11/04/52	EUR	6,700,000	3,419,641	—	3,419,641
Receive	6M EURIBOR	Annually	0.195%	Annually	11/04/52	EUR	7,000,000	3,565,184	—	3,565,184
Receive	6M EURIBOR	Annually	0.197%	Annually	11/08/52	EUR	12,200,000	6,210,470	—	6,210,470

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2023

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	6M EURIBOR	Annually	2.500%	Annually	09/20/53	EUR	6,400,000	$23,814	$100,317	$(76,503)
Receive	6M TONA	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	788,000,000	(9,720)	(5,016)	(4,704)
Receive	6M TONA	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	426,780,000	(1,875)	(1,852)	(23)
Receive	12M TONA	Annually	0.500%	Annually	12/15/31	JPY	3,699,000,000	(21,605)	6,648	(28,253)

Totals								$5,703,408	$(17,319)	$5,720,727

Centrally Cleared Credit Default Swaps on Corporate Issues —Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	0.264%	USD 1,000,000	$3,469	$(5,162)	$8,631

OTC Total Return Swaps

Pay/Receive Floating or Fixed Rate	Fixed Rate/ Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Maturity	02/23/24	MSCS	United States Treasury Inflation Indexed Notes	USD 36,628,302	$417,658	$(568,117)	$985,775
Pay	12M SOFR	Maturity	02/23/24	MSCS	United States Treasury Inflation Indexed Notes	USD 30,162,515	373,798	(1,801,207)	2,175,005
Pay	5.240%	Maturity	07/27/23	MSCS	United States Treasury Inflation Indexed Notes	USD 23,887,037	(272,924)	(2,811,900)	2,538,976
Pay	5.240%	Maturity	07/24/23	MSCS	United States Treasury Inflation Indexed Notes	USD 23,625,632	(330,611)	(2,709,263)	2,378,652
Pay	5.240%	Maturity	07/24/23	MSCS	United States Treasury Inflation Indexed Notes	USD 58,356,776	408,041	(6,244,623)	6,652,664
Pay	5.240%	Maturity	07/24/23	MSCS	United States Treasury Inflation Indexed Notes	USD 56,960,116	97,327	(5,200,966)	5,298,293
Pay	5.240%	Maturity	07/24/23	MSCS	United States Treasury Inflation Indexed Notes	USD 28,069,427	(115,388)	(2,293,638)	2,178,250
Pay	5.240%	Maturity	07/24/23	MSCS	United States Treasury Inflation Indexed Notes	USD 38,229,554	241,861	(6,149,557)	6,391,418
Pay	5.240%	Maturity	07/24/23	MSCS	United States Treasury Inflation Indexed Notes	USD 10,503,665	(118,897)	(376,365)	257,468
Pay	5.240%	Maturity	07/24/23	MSCS	United States Treasury Inflation Indexed Notes	USD 36,986,937	(98,318)	(5,221,008)	5,122,690
Pay	5.370%	Maturity	07/06/23	MSCS	United States Treasury Inflation Indexed Notes	USD 30,673,396	(137,083)	(4,695,224)	4,558,141
Pay	5.370%	Maturity	07/06/23	MSCS	United States Treasury Inflation Indexed Notes	USD 38,686,511	(134,514)	1,087,025	(1,221,539)
Pay	5.370%	Maturity	07/06/23	MSCS	United States Treasury Inflation Indexed Notes	USD 46,273,298	(281,552)	(5,191,694)	4,910,142
Pay	5.370%	Maturity	07/06/23	MSCS	United States Treasury Inflation Indexed Notes	USD 50,417,709	(205,237)	(345,690)	140,453
Pay	5.370%	Maturity	07/06/23	MSCS	United States Treasury Inflation Indexed Notes	USD 11,199,998	(18,382)	(993,101)	974,719
Pay	5.370%	Maturity	07/06/23	MSCS	United States Treasury Inflation Indexed Notes	USD 54,566,091	(341,254)	(3,778,834)	3,437,580
Pay	5.390%	Maturity	07/06/23	MSCS	United States Treasury Inflation Indexed Notes	USD 69,585,551	(391,154)	(7,810,449)	7,419,295

Totals							$(906,629)	$(55,104,611)	$54,197,982

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2023

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services, LLC
(SG)—	Societe Generale
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar

Index Abbreviations

(CPALEMU)—	Euro Area All Items Index Non-Seasonally Adjusted
(CPI)—	Consumer Price Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(FRCPXT)—	France Consumer Price Ex-Tobacco Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(HICP)—	Harmonized Index of Consumer Prices
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TONA)—	Tokyo Overnight Average Rate
(TSFR)—	Term Secured Overnight Financing Rate
(UKG)—	U.K. Government Bond

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,367,557,733	$—	$1,367,557,733
Total Asset-Backed Securities*	—	156,483,654	—	156,483,654
Total Foreign Government*	—	145,885,780	—	145,885,780
Total Corporate Bonds & Notes*	—	45,279,125	—	45,279,125
Total Mortgage-Backed Securities*	—	35,111,008	—	35,111,008
Total Convertible Preferred Stock*	1,036,800	—	—	1,036,800
Total Short-Term Investments*	—	917,796,258	—	917,796,258
Total Purchased Options*	—	4,015,256	—	4,015,256
Total Investments	$1,036,800	$2,672,128,814	$—	$2,673,165,614

Secured Borrowings (Liability)	$—	$(888,426,602)	$—	$(888,426,602)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,015,531	$—	$2,015,531
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,389,920)	—	(4,389,920)
Total Forward Contracts	$—	$(2,374,389)	$—	$(2,374,389)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$6,459,534	$—	$—	$6,459,534
Futures Contracts (Unrealized Depreciation)	(1,087,594)	—	—	(1,087,594)
Total Futures Contracts	$5,371,940	$—	$—	$5,371,940
Written Options
Inflation Capped Options at Value	$—	$(271,803)	$—	$(271,803)
Interest Rate Swaptions at Value	—	(7,210,105)	—	(7,210,105)
Options on Exchange-Traded Futures Contracts at Value	(303,406)	—	—	(303,406)
Total Written Options	$(303,406)	$(7,481,908)	$—	$(7,785,314)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$28,124,415	$—	$28,124,415
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(22,395,057)	—	(22,395,057)
Total Centrally Cleared Swap Contracts	$—	$5,729,358	$—	$5,729,358
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,538,685	$—	$1,538,685
OTC Swap Contracts at Value (Liabilities)	—	(2,445,314)	—	(2,445,314)
Total OTC Swap Contracts	$—	$(906,629)	$—	$(906,629)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

June 30, 2023

Assets
Investments at value (a)	$1,759,964,181
Repurchase Agreement at value which equals cost	913,201,433
Cash	48,429
Cash denominated in foreign currencies (b)	5,512,948
Cash collateral (c)	3,293,000
OTC swap contracts at market value (d)	1,538,685
Unrealized appreciation on forward foreign currency exchange contracts	2,015,531
Receivable for:
Investments sold	888,181,895
TBA securities sold	111,360,732
Premiums on written options	382,245
Fund shares sold	914,125
Principal paydowns	12,548
Interest	6,911,821
Variation margin on futures contracts	1,580,202
Deferred dollar roll income	11,345
Interest on OTC swap contracts	620,857
Variation margin on centrally cleared swap contracts	10,167
Prepaid expenses	14,424

Total Assets	3,695,574,568
Liabilities
Written options at value (e)	7,785,314
Secured borrowings	888,426,602
OTC swap contracts at market value (f)	2,445,314
Cash collateral for forward foreign currency exchange contracts and OTC options contract	600,000
Unrealized depreciation on forward foreign currency exchange contracts	4,389,920
Payables for:
Investments purchased	826,599,344
TBA securities purchased	222,973,283
Fund shares redeemed	247,016
Interest on OTC swap contracts	4,940,789
Accrued Expenses:
Management fees	678,336
Distribution and service fees	174,549
Deferred trustees’ fees	164,939
Other expenses	312,849

Total Liabilities	1,959,738,255

Net Assets	$1,735,836,313

Net Assets Consist of:
Paid in surplus	$2,174,609,458
Distributable earnings (Accumulated losses)	(438,773,145)

Net Assets	$1,735,836,313

Net Assets
Class A	$878,877,037
Class B	838,127,013
Class E	18,832,263
Capital Shares Outstanding*
Class A	94,413,937
Class B	90,764,176
Class E	2,034,557
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.31
Class B	9.23
Class E	9.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,960,997,431.
(b)	Identified cost of cash denominated in foreign currencies was $9,900,682.
(c)	Includes collateral of $2,959,000 for futures contracts and $334,000 for centrally cleared swap contracts.
(d)	Net premium received on OTC swap contracts was $19,964,470.
(e)	Premiums received on written options were $2,843,608.
(f)	Net premium received on OTC swap contracts was $35,140,141.

Statement of Operations

Six Months Ended June 30, 2023

Investment Income
Dividends	$33,750
Interest	42,664,178

Total investment income	42,697,928

Expenses
Management fees	4,347,507
Administration fees	46,255
Custodian and accounting fees	160,467
Distribution and service fees—Class B	1,065,104
Distribution and service fees—Class E	14,647
Interest expense	1,726,833
Audit and tax services	67,785
Legal	21,516
Trustees’ fees and expenses	17,765
Shareholder reporting	32,538
Insurance	9,047
Miscellaneous	10,523

Total expenses	7,519,987
Less management fee waiver	(87,069)

Net expenses	7,432,918

Net Investment Income	35,265,010

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(66,779,459)
Purchased options	(2,372,434)
Futures contracts	(6,938,816)
Written options	3,042,133
Swap contracts	(45,886,790)
Foreign currency transactions	3,340,017
Forward foreign currency transactions	(7,285,579)

Net realized gain (loss)	(122,880,928)

Net change in unrealized appreciation (depreciation) on:
Investments	72,916,000
Purchased options	2,234,622
Futures contracts	(173,423)
Written options	(2,840,949)
Swap contracts	42,243,752
Foreign currency transactions	(1,613,054)
Forward foreign currency transactions	4,938,489

Net change in unrealized appreciation (depreciation)	117,705,437

Net realized and unrealized gain (loss)	(5,175,491)

Net Increase (Decrease) in Net Assets From Operations	$30,089,519

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$35,265,010	$149,837,311
Net realized gain (loss)	(122,880,928)	6,788,973
Net change in unrealized appreciation (depreciation)	117,705,437	(419,112,559)

Increase (decrease) in net assets from operations	30,089,519	(262,486,275)

From Distributions to Shareholders
Class A	(20,860,424)	(68,191,612)
Class B	(17,645,430)	(60,188,020)
Class E	(419,738)	(1,385,450)

Total distributions	(38,925,592)	(129,765,082)

Increase (decrease) in net assets from capital share transactions	(68,912,702)	(187,641,312)

Total increase (decrease) in net assets	(77,748,775)	(579,892,669)

Net Assets
Beginning of period	1,813,585,088	2,393,477,757

End of period	$1,735,836,313	$1,813,585,088

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,405,630	$13,388,141	1,992,875	$21,108,788
Reinvestments	2,245,471	20,860,424	6,965,435	68,191,612
Redemptions	(9,472,095)	(91,156,430)	(19,570,068)	(203,767,410)

Net increase (decrease)	(5,820,994)	$(56,907,865)	(10,611,758)	$(114,467,010)

Class B
Sales	2,441,865	$22,971,321	5,695,090	$58,611,224
Reinvestments	1,913,821	17,645,430	6,198,560	60,188,020
Redemptions	(5,426,963)	(51,410,562)	(18,853,399)	(192,182,583)

Net increase (decrease)	(1,071,277)	$(10,793,811)	(6,959,749)	$(73,383,339)

Class E
Sales	75,362	$708,396	286,324	$2,902,463
Reinvestments	45,426	419,738	142,243	1,385,450
Redemptions	(247,035)	(2,339,160)	(399,996)	(4,078,876)

Net increase (decrease)	(126,247)	$(1,211,026)	28,571	$209,037

Increase (decrease) derived from capital shares transactions		$(68,912,702)		$(187,641,312)

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023		Year Ended December 31,
			2022	2021	2020		2019		2018
Net Asset Value, Beginning of Period	$9.38		$11.35	$10.85	$10.02		$9.57		$9.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19		0.76	0.54	0.13		0.21		0.30
Net realized and unrealized gain (loss)	(0.03)		(2.05)	0.06	1.02		0.60		(0.51)

Total income (loss) from investment operations	0.16		(1.29)	0.60	1.15		0.81		(0.21)

Less Distributions
Distributions from net investment income	(0.23)		(0.68)	(0.10)	(0.32)		(0.36)		(0.18)

Total distributions	(0.23)		(0.68)	(0.10)	(0.32)		(0.36)		(0.18)

Net Asset Value, End of Period	$9.31		$9.38	$11.35	$10.85		$10.02		$9.57

Total Return (%) (b)	1.67	(d)	(11.60)	5.61	11.74	(c)	8.60	(c)	(2.13)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(e)	0.77	0.53	0.78		1.42		1.24
Gross ratio of expenses to average net assets excluding interest expense (%)	0.52	(e)	0.52	0.51	0.51		0.51		0.51
Net ratio of expenses to average net assets (%) (f) (g)	0.71	(e)	0.75	0.52	0.76		1.40		1.23
Net ratio of expenses to average net assets excluding interest expense (%) (f) (g)	0.51	(e)	0.51	0.49	0.50		0.50		0.49
Ratio of net investment income (loss) to average net assets (%)	4.03	(e)	7.44	4.93	1.22		2.15		3.05
Portfolio turnover rate (%)	58	(d)(h)	65 (h)	129 (h)	209	(h)	290	(h)	256 (h)
Net assets, end of period (in millions)	$878.9		$940.2	$1,258.3	$1,219.8		$1,232.4		$1,261.9

	Class B
	Six Months Ended June 30, 2023		Year Ended December 31,
			2022	2021	2020		2019		2018
Net Asset Value, Beginning of Period	$9.29		$11.25	$10.75	$9.93		$9.48		$9.87

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18		0.73	0.51	0.10		0.19		0.27
Net realized and unrealized gain (loss)	(0.04)		(2.04)	0.07	1.02		0.60		(0.51)

Total income (loss) from investment operations	0.14		(1.31)	0.58	1.12		0.79		(0.24)

Less Distributions
Distributions from net investment income	(0.20)		(0.65)	(0.08)	(0.30)		(0.34)		(0.15)

Total distributions	(0.20)		(0.65)	(0.08)	(0.30)		(0.34)		(0.15)

Net Asset Value, End of Period	$9.23		$9.29	$11.25	$10.75		$9.93		$9.48

Total Return (%) (b)	1.50	(d)	(11.88)	5.42	11.43	(c)	8.38	(c)	(2.41)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(e)	1.02	0.78	1.03		1.67		1.49
Gross ratio of expenses to average net assets excluding interest expense (%)	0.77	(e)	0.77	0.76	0.76		0.76		0.76
Net ratio of expenses to average net assets (%) (f) (g)	0.96	(e)	1.00	0.77	1.01		1.65		1.48
Net ratio of expenses to average net assets excluding interest expense (%) (f) (g)	0.76	(e)	0.76	0.74	0.75		0.75		0.74
Ratio of net investment income (loss) to average net assets (%)	3.80	(e)	7.20	4.69	0.98		1.90		2.80
Portfolio turnover rate (%)	58	(d)(h)	65 (h)	129 (h)	209	(h)	290	(h)	256 (h)
Net assets, end of period (in millions)	$838.1		$853.3	$1,111.1	$1,036.8		$1,014.8		$1,049.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data

	Class E
	Six Months Ended June 30, 2023		Year Ended December 31,
			2022	2021	2020		2019		2018
Net Asset Value, Beginning of Period	$9.32		$11.28	$10.78	$9.96		$9.51		$9.90

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.18		0.74	0.52	0.11		0.20		0.28
Net realized and unrealized gain (loss)	(0.03)		(2.03)	0.07	1.02		0.60		(0.51)

Total income (loss) from investment operations	0.15		(1.29)	0.59	1.13		0.80		(0.23)

Less Distributions
Distributions from net investment income	(0.21)		(0.67)	(0.09)	(0.31)		(0.35)		(0.16)

Total distributions	(0.21)		(0.67)	(0.09)	(0.31)		(0.35)		(0.16)

Net Asset Value, End of Period	$9.26		$9.32	$11.28	$10.78		$9.96		$9.51

Total Return (%) (b)	1.61	(d)	(11.73)	5.49	11.52	(c)	8.46	(c)	(2.31 (c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.92	0.68	0.93		1.57		1.39
Gross ratio of expenses to average net assets excluding interest expense (%)	0.67	(e)	0.67	0.66	0.66		0.66		0.66
Net ratio of expenses to average net assets (%) (f) (g)	0.86	(e)	0.90	0.67	0.91		1.55		1.38
Net ratio of expenses to average net assets excluding interest expense (%) (f) (g)	0.66	(e)	0.66	0.64	0.65		0.65		0.64
Ratio of net investment income (loss) to average net assets (%)	3.88	(e)	7.30	4.74	1.06		1.99		2.90
Portfolio turnover rate (%)	58	(d)(h)	65 (h)	129 (h)	209	(h)	290	(h)	256 (h)
Net assets, end of period (in millions)	$18.8		$20.1	$24.1	$23.7		$22.9		$23.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2023 and for each of the years ended December 31, 2022, 2021, 2020, 2019, and 2018 (see Note 6 of the Notes to Financial Statements).
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 19%, 23%, 36%, 30%, 65%, and 54% for the six months ended June 30, 2023 and the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-22

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes

BHFTI-23

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be deposited as collateral for the obligation to replace securities borrowed to effect short sales.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had investments in repurchase agreements with a gross value of $913,201,433, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it under the agreement. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2023, the Portfolio had an outstanding reverse repurchase agreement balance for 10 days. The average amount of borrowings was $117,672,600 and the annualized weighted average interest rate was 4.450% during the 10 day period. There were no outstanding reverse repurchase agreements as of June 30, 2023.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2023, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

BHFTI-26

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

For the six months ended June 30, 2023, the Portfolio had an outstanding secured borrowing transaction balance for 100 days. For the six months ended June 30, 2023, the Portfolio’s average amount of borrowing was $133,980,273 and the weighted average interest rate was 4.308% during 100 day period.

At June 30, 2023, the amount of the Portfolio’s outstanding borrowings was $888,426,602. No collateral has been pledged or received under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of June 30, 2023. The MSFTA is a master netting agreement which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of June 30, 2023:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged/ (Received)(b)	Net Amount(c)
BNP Paribas S.A	$(888,426,602)	$879,009,552	$—	$(9,417,050)

(a)	Represents market value of borrowings as of June 30, 2023.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	—	$(888,426,602)	$—	$—	$(888,426,602)
Total Borrowings	$—	$(888,426,602)	$—	$—	$(888,426,602)
Gross amount of recognized liabilities for secured borrowing transactions					$(888,426,602)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The

BHFTI-27

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-floor options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The purpose of interest rate-capped options is to protect the buyer from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

BHFTI-28

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an

BHFTI-30

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$4,015,256
	OTC swap contracts at market value (b)	1,538,685	OTC swap contracts at market value (b)	$2,445,314
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	28,115,784	Unrealized depreciation on centrally cleared swap contracts (c) (d)	22,395,057
	Unrealized appreciation on futures contracts (c) (e)	6,459,534	Unrealized depreciation on futures contracts (c) (e)	1,087,594
			Written options at value (f)	7,785,314
Credit	Unrealized appreciation on centrally cleared swap contracts (c) (d)	8,631
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	2,015,531	Unrealized depreciation on forward foreign currency exchange contracts	4,389,920

Total		$42,153,421		$38,103,199

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $620,857 and OTC swap interest payable of $4,940,789.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes exchange traded written options with a value of $303,406 that are not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$116,327	$(116,327)	$—	$—
BNP Paribas S.A.	1,455,198	(851,823)	(600,000)	3,375
Citibank N.A.	9,738	(9,738)	—	—
Deutsche Bank AG	4,039,853	(4,039,853)	—	—
Goldman Sachs Bank USA	154,709	(154,709)	—	—
JPMorgan Chase Bank N.A.	249,028	(249,028)	—	—
Morgan Stanley Capital Services, LLC	1,538,685	(1,538,685)	—	—
UBS AG	5,934	(5,851)	—	83

	$7,569,472	$(6,966,014)	$(600,000)	$3,458

BHFTI-31

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$315,414	$(116,327)	$(199,087)	$—
BNP Paribas S.A.	851,823	(851,823)	—	—
Citibank N.A.	656,023	(9,738)	(646,285)	—
Deutsche Bank AG	7,098,172	(4,039,853)	(2,750,511)	307,808
Goldman Sachs Bank USA	327,824	(154,709)	(15,159)	157,956
JPMorgan Chase Bank N.A.	351,163	(249,028)	—	102,135
Morgan Stanley Capital Services, LLC	2,884,124	(1,538,685)	(1,345,439)	—
Societe Generale	1,826,748	—	(1,393,618)	433,130
UBS AG	5,851	(5,851)	—	—

	$14,317,142	$(6,966,014)	$(6,350,099)	$1,001,029

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(2,372,434)	$—	$—	$(2,372,434)
Forward foreign currency transactions	—	—	(7,285,579)	(7,285,579)
Futures contracts	(6,938,816)	—	—	(6,938,816)
Swap contracts	(45,897,250)	10,460	—	(45,886,790)
Written options	3,042,133	—	—	3,042,133

	$(52,166,367)	$10,460	$(7,285,579)	$(59,441,486)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$2,234,622	$—	$—	$2,234,622
Forward foreign currency transactions	—	—	4,938,489	4,938,489
Futures contracts	(173,423)	—	—	(173,423)
Swap contracts	42,251,037	(7,285)	—	42,243,752
Written options	(2,840,949)	—	—	(2,840,949)

	$41,471,287	$(7,285)	$4,938,489	$46,402,491

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$125,100,000
Forward foreign currency transactions	707,369,941
Futures contracts long	259,568,147
Futures contracts short	(924,548,595)
Swap contracts	1,340,417,874
Written options	(233,713,225)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-32

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

BHFTI-33

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSFTAs govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

BHFTI-34

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,109,271,411	$502,345	$1,399,656,304	$104,266,888

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2023 were as follows:

Purchases	Sales
$753,836,873	$702,935,462

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$4,347,507	0.500%	First $	1.2 billion
	0.450%	Over $	1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-35

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	2 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. There were no fees waived during the six months ended June 30, 2023.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $87,069 was waived in the aggregate for the six months ended June 30, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-36

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,942,970,280

Gross unrealized appreciation	111,735,577
Gross unrealized (depreciation)	(386,087,459)

Net unrealized appreciation (depreciation)	$(274,351,882)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$129,765,082	$20,209,392	$—	$—	$129,765,082	$20,209,392

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$38,694,373	$—	$(439,067,947)	$(29,400,221)	$(429,773,795)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

At December 31, 2022, the Portfolio had accumulated long-term capital losses of $29,400,221.

During the year ended December 31, 2022, the Portfolio utilized accumulated long-term capital losses of $98,612,756.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-37

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the PIMCO Inflation Protected Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PIMCO Inflation Protected Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of June 30, 2023, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 2022, the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the PIMCO Inflation Protected Bond Portfolio as of June 30, 2023, and the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and the year ended December 31, 2022, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-38

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-39

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the PIMCO Total Return Portfolio (the “Portfolio”) returned 2.05%, 2.02%, and 2.03%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned 2.09%.

MARKET ENVIRONMENT / CONDITIONS

Risk assets broadly gained over the first quarter of 2023 despite the collapse of Silicon Valley Bank (“SVB”) and Signature Bank, which sparked concerns over the health of the financial sector. Bond yields fell and the yield curve further inverted, while the Intercontinental Exchange Merrill Lynch Option Volatility Estimate Index reached its highest level since the peak of the Great Financial Crisis. Shockwaves reverberated through markets following the failure of SVB, with the 2-year Treasury posting its largest three-day slide since 1987 as investors flocked to quality. Volatility remained elevated as the market’s confidence in Credit Suisse deteriorated and the Swiss National Bank orchestrated its takeover by UBS. Stock indices fell and bond yields rallied globally as concerns of financial contagion dampened risk sentiment.

Risk assets broadly gained over the second quarter despite concerns surrounding stress within the banking sector and a possible U.S. debt default. Bond yields rose broadly as growth proved resilient and inflation remained sticky, while central banks resumed hawkish (aggressive) forward rate guidance.

Concerns over a possible U.S. debt default prompted yields on short-dated Treasury bills to exceed 5.3%, and the cost of 1-year U.S. Treasury default swaps reached an all-time high. Risk sentiment remained robust, however, as markets were optimistic about negotiations. The S&P 500 Index hit a 9-month high after the House of Representatives passed a bill to raise the debt ceiling, which then passed through the Senate without much excitement from markets.

Signs of easing inflation prompted the Federal Reserve (the “Fed”) to offer dovish rhetoric earlier in the second quarter; however, resilient growth and a swifter than expected resolution of stresses within the banking sector caused the Fed to signal that at least two additional rate hikes would be needed to combat inflation. U.S. headline inflation continued its decline, rising at a 4% annual pace in May, which was the lowest reading in over two years. However, core inflation remained stubbornly high as much of the inflationary decline has been due to easing fuel and energy prices.

Growth and inflation metrics have begun to diverge, prompting central banks to take different paths. The Fed hiked its policy rate once (+0.25%) before pausing in June, only to then signal that at least two additional hikes will be needed to combat inflation. Meanwhile, the Bank of England raised policy rates twice over the second quarter (+0.25% and +0.50%, respectively) to a level of 5% as core inflation unexpectedly held steady at 8.7%. Markets are now pricing in a potential peak of 6% as Governor Bailey signaled further hikes will be necessary if inflation does not show signs of moderating. Similar to the U.K., the European Central Bank raised policy rates twice (each time +0.25%) and made it clear that more hikes are on the way.

PORTFOLIO REVIEW / CURRENT POSITIONING

Short exposure to duration in Japan, partially facilitated through interest rate swaps and futures, detracted from performance, specifically an underweight to the intermediate portion of the curve as yields fell on Japanese government bonds. Security selection within high yield corporate credit drove underperformance within corporate credit strategies, as the credit sector experienced elevated volatility over the period. Investment grade corporate credit strategies, partially facilitated through index credit default swaps, also modestly detracted from performance. Tactical shifts in U.S. duration and curve positioning, partly executed through interest rate swaps, swaptions, and futures, contributed to performance, specifically an overweight posture to 10-year U.S. Treasuries as short-term rates increased and the 10-year key rate remained stable. Short exposure to the duration in the U.K., which was partially facilitated using interest rate swaps, swaptions, and futures, modestly contributed to performance as U.K. rates rose over the period and volatility persisted amid pension selling. An overweight to non-Agency Mortgage-Backed Securities (“MBS”) contributed to performance as mortgage spreads tightened. Modest long exposure to local rates in select emerging markets contributed to performance. Finally, currency strategies, particularly a tactical long exposure to the Japanese yen, detracted from performance as a result of the pace of U.S. federal funds rate increases.

The Portfolio ended the period underweight duration overall, given macro uncertainties and the continued increase in yields. The Portfolio had a bias toward U.S. duration over rate exposure in other developed regions, such as Japan. The Portfolio had a yield curve steepening bias, seeking to gain from a wider spread between short and long-term rates, and remained underweight the very long end of the yield curve. The Portfolio remained underweight corporate credit with a bias toward high quality names while de-emphasizing generic corporate credit. The Portfolio was actively seeking compelling name and sector exposure given the dispersion in the credit markets. At period end, the Portfolio was overweight Agency MBS, given the relatively attractive spread, high levels of resiliency and liquidity. The Portfolio was long Treasury Inflation-Protected Securities given attractive valuations. The Portfolio remained tactical in currency exposures, with a modest long to the Japanese yen based on current valuations. The Portfolio continued to seek overshoots and undershoots with better risk/reward properties.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Derivatives were used in the Portfolio to attain certain exposures in a liquid and cost-effective manner. All derivatives performed as expected during the period.

Mark Kiesel

Mohit Mittal

Mike Cudzil

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	2.05	-1.23	0.72	1.56
Class B	2.02	-1.43	0.48	1.31
Class E	2.03	-1.27	0.59	1.42
Bloomberg U.S. Aggregate Bond Index	2.09	-0.94	0.77	1.52

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Sectors

% of Net Assets
Agency Mortgage-Backed Securities	48.5
Corporate Bonds & Notes	30.5
U.S. Treasury	20.5
Non-Agency Mortgage-Backed Securities	14.7
Asset-Backed Securities	14.2
Foreign Government	2.6
Municipals	1.0
Floating Rate Loans	0.2

BHFTI-3

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.48%	$1,000.00	$1,020.50	$2.40
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B (a)	Actual	0.73%	$1,000.00	$1,020.20	$3.66
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E (a)	Actual	0.63%	$1,000.00	$1,020.30	$3.16
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—69.0% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—48.5%
Fannie Mae 10 Yr. Pool
3.500%, 02/01/24	14,607	$14,489
3.500%, 10/01/24	44,648	43,993
3.500%, 11/01/24	18,776	18,484
3.500%, 02/01/25	103,547	101,682
3.500%, 03/01/29	148,543	141,302
Fannie Mae 15 Yr. Pool
3.000%, 09/01/28	137,398	130,727
3.000%, 06/01/30	4,424,949	4,216,183
3.500%, 04/01/25	9,705	9,518
3.500%, 10/01/26	34,331	33,332
3.500%, 12/01/26	94,409	91,571
3.500%, 04/01/27	48,645	47,441
3.500%, 12/01/28	221,744	212,389
3.500%, 07/01/29	25,264	24,210
3.500%, 12/01/31	66,715	63,707
3.500%, 05/01/32	178,674	171,220
3.500%, 06/01/32	299,073	286,565
3.500%, 05/01/33	153,898	147,462
3.500%, 06/01/33	204,418	195,860
3.500%, 08/01/33	129,814	124,392
3.500%, 09/01/33	533,247	510,881
3.500%, 10/01/33	309,090	296,128
3.500%, 05/01/34	5,688,277	5,421,334
3.500%, 07/01/34	269,064	256,457
3.500%, 09/01/34	628,616	599,197
3.500%, 02/01/35	36,183	34,419
3.500%, 03/01/35	82,142	78,703
3.500%, 05/01/35	3,007,255	2,868,692
4.000%, 05/01/24	41,720	41,002
4.000%, 06/01/24	41,293	40,582
4.000%, 02/01/25	26,769	26,138
4.000%, 06/01/25	14,934	14,595
4.000%, 08/01/25	5,242	5,115
4.000%, 12/01/25	5,491	5,411
4.000%, 02/01/26	14,386	14,038
4.000%, 03/01/26	2,933	2,860
4.000%, 06/01/26	4,564	4,497
4.000%, 11/01/33	38,188	37,122
4.500%, 04/01/24	191	189
4.500%, 05/01/24	5,331	5,263
4.500%, 08/01/24	401	396
4.500%, 10/01/24	14,121	13,940
4.500%, 11/01/24	2,186	2,157
4.500%, 02/01/25	20,606	20,336
4.500%, 03/01/25	17,040	16,811
4.500%, 04/01/25	14,112	13,930
4.500%, 05/01/25	27,925	27,548
4.500%, 06/01/25	2,436	2,401
4.500%, 07/01/25	258,801	255,291
4.500%, 08/01/25	4,147	4,093
4.500%, 09/01/25	9,459	9,335
4.500%, 11/01/25	14,839	14,627
4.500%, 04/01/26	890	876
4.500%, 01/01/27	1,523	1,502
5.500%, 07/01/23	53	53

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
5.500%, 08/01/23	74	74
5.500%, 10/01/23	106	105
5.500%, 12/01/23	2	2
5.500%, 01/01/24	29	29
5.500%, 03/01/24	104	103
5.500%, 01/01/25	6,058	6,035
5.500%, 05/01/25	76	76
Fannie Mae 20 Yr. Pool
3.500%, 04/01/40	355,464	333,553
3.500%, 05/01/40	4,200,399	3,941,499
4.000%, 04/01/29	11,856	11,571
4.000%, 05/01/29	33,674	32,865
4.000%, 03/01/30	21,080	20,573
4.000%, 05/01/30	33,033	32,237
4.000%, 08/01/30	28,824	28,129
4.000%, 09/01/30	23,791	23,217
4.000%, 10/01/30	851	830
4.000%, 11/01/30	104,654	102,127
4.000%, 12/01/30	14,134	13,792
4.000%, 06/01/31	1,881	1,836
4.000%, 09/01/31	49,685	48,484
4.000%, 11/01/31	2,979	2,880
4.500%, 01/01/25	567	556
4.500%, 04/01/31	9,267	9,095
Fannie Mae 30 Yr. Pool
3.000%, 08/01/49	2,365,536	2,101,405
3.000%, 05/01/52	78,968,188	69,526,782
3.000%, 06/01/52	13,452,038	11,847,042
3.500%, 05/01/52	211,979	193,208
3.500%, 07/01/52	2,288,923	2,086,242
3.500%, 08/01/52	2,570,259	2,347,445
4.000%, 05/01/34	52,766	50,924
4.000%, 05/01/35	20,044	19,274
4.000%, 01/01/41	24,583	23,636
4.000%, 12/01/43	186,428	179,075
4.000%, 06/01/52	471,189	445,905
4.000%, 10/01/52	1,724,491	1,630,966
4.500%, 04/01/39	12,785	12,625
4.500%, 05/01/39	24,161	23,860
4.500%, 12/01/39	4,164	4,085
4.500%, 05/01/40	9,071	8,958
4.500%, 09/01/40	10,823	10,688
4.500%, 12/01/40	32,215	32,111
4.500%, 02/01/41	13,728	13,315
4.500%, 07/01/41	6,036	5,874
4.500%, 09/01/41	154,018	150,115
4.500%, 03/01/42	19,779	19,357
4.500%, 07/01/42	92,240	89,154
4.500%, 05/01/53	5,449,816	5,243,516
5.000%, 03/01/32	564	554
5.000%, 04/01/33	30,019	29,485
5.000%, 07/01/33	36,987	37,220
5.000%, 08/01/33	709	713
5.000%, 09/01/33	655	659
5.000%, 10/01/33	6,731	6,779

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 11/01/33	134	$134
5.000%, 01/01/34	14,605	14,377
5.000%, 04/01/34	44,633	44,498
5.000%, 06/01/34	684	676
5.000%, 12/01/34	12,611	12,513
5.000%, 01/01/35	15,275	15,156
5.000%, 04/01/35	16	16
5.000%, 07/01/35	18,844	18,622
5.000%, 01/01/38	46,432	46,834
5.000%, 04/01/39	8,470	8,531
5.000%, 10/01/39	1,593	1,580
5.000%, 11/01/39	6,411	6,456
5.000%, 06/01/40	10,089	10,004
5.000%, 11/01/42	36,584	36,210
5.000%, 04/01/53	16,886,414	16,545,048
5.000%, 06/01/53	16,914,412	16,575,373
5.500%, 12/01/28	4,420	4,399
5.500%, 06/01/33	18,079	18,499
5.500%, 07/01/33	4,126	4,222
5.500%, 09/01/33	76,262	76,349
5.500%, 11/01/33	91,248	90,819
5.500%, 12/01/33	445	447
5.500%, 04/01/34	789	807
5.500%, 07/01/34	6,197	6,175
5.500%, 08/01/34	101,741	102,691
5.500%, 09/01/34	1,446	1,480
5.500%, 11/01/34	107,124	109,612
5.500%, 12/01/34	262,996	269,220
5.500%, 01/01/35	93,239	95,441
5.500%, 02/01/35	119,565	122,371
5.500%, 03/01/35	230,745	236,271
5.500%, 04/01/35	26,116	25,993
5.500%, 05/01/35	44,825	45,906
5.500%, 06/01/35	71,785	73,465
5.500%, 08/01/35	57,700	59,106
5.500%, 09/01/35	692,989	710,074
5.500%, 10/01/35	62,869	64,493
5.500%, 12/01/35	374,526	383,612
5.500%, 01/01/36	87,264	89,496
5.500%, 03/01/36	81,376	83,443
5.500%, 05/01/36	654	670
5.500%, 07/01/36	342,820	351,005
5.500%, 09/01/36	40,619	41,563
5.500%, 11/01/36	21,941	22,465
5.500%, 12/01/36	1,205	1,200
5.500%, 02/01/37	446	456
5.500%, 05/01/37	7,759	7,840
5.500%, 08/01/37	302,128	309,928
5.500%, 01/01/38	2,703	2,773
5.500%, 02/01/38	84,347	86,647
5.500%, 03/01/38	417,208	427,824
5.500%, 05/01/38	625,021	641,437
5.500%, 06/01/38	23,244	23,795
5.500%, 09/01/38	18,338	18,273
5.500%, 10/01/38	224,454	230,341

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 11/01/38	56,550	58,035
5.500%, 01/01/39	15,997	16,414
5.500%, 07/01/39	5,628	5,603
5.500%, 11/01/39	720,804	738,516
5.500%, 02/01/40	133,734	136,851
5.500%, 06/01/40	50,733	50,516
5.500%, 09/01/40	101,719	104,369
5.500%, 07/01/41	1,208,087	1,238,080
5.500%, 02/01/49	66,401	66,692
6.000%, 12/01/28	7,369	7,434
6.000%, 01/01/29	5,137	5,188
6.000%, 02/01/29	29	29
6.000%, 04/01/29	786	808
6.000%, 06/01/29	956	977
6.000%, 11/01/32	32,565	32,892
6.000%, 12/01/32	49,903	51,192
6.000%, 03/01/33	5,453	5,611
6.000%, 05/01/33	5,607	5,766
6.000%, 07/01/33	5,672	5,833
6.000%, 01/01/34	335	341
6.000%, 09/01/34	3,782	3,818
6.000%, 11/01/34	2,694	2,721
6.000%, 04/01/35	254,257	262,320
6.000%, 05/01/35	6,275	6,398
6.000%, 06/01/35	419	425
6.000%, 07/01/35	13,569	13,738
6.000%, 09/01/35	2,891	2,999
6.000%, 11/01/35	117,209	118,304
6.000%, 12/01/35	8,586	8,740
6.000%, 04/01/36	1,160	1,177
6.000%, 05/01/36	24,235	24,818
6.000%, 06/01/36	1,185	1,197
6.000%, 07/01/36	3,886	3,922
6.000%, 08/01/36	543,891	564,730
6.000%, 09/01/36	65,900	67,835
6.000%, 10/01/36	3,769	3,812
6.000%, 11/01/36	12,607	12,924
6.000%, 12/01/36	4,521	4,563
6.000%, 01/01/37	64,273	65,701
6.000%, 02/01/37	144,324	149,858
6.000%, 04/01/37	33,572	34,234
6.000%, 05/01/37	18,186	18,364
6.000%, 07/01/37	9,226	9,568
6.000%, 08/01/37	8,792	9,122
6.000%, 11/01/37	17,329	17,879
6.000%, 02/01/38	145,731	150,963
6.000%, 03/01/38	3,231	3,323
6.000%, 08/01/38	4,025	4,068
6.000%, 09/01/38	298,156	307,732
6.000%, 10/01/38	22,796	23,606
6.000%, 11/01/38	7,064	7,127
6.000%, 01/01/39	24,392	25,328
6.000%, 04/01/39	149,039	154,210
6.000%, 07/01/39	30,289	31,361
6.000%, 08/01/39	124,802	127,337

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 05/01/49	1,002,184	$1,030,867
8.000%, 10/01/25	107	107
Fannie Mae ARM Pool
3.511%, 12M LIBOR + 1.261%, 12/01/34 (a)	251,844	246,700
3.585%, 12M LIBOR + 1.335%, 12/01/34 (a)	64,220	62,640
3.600%, 12M LIBOR + 1.350%, 11/01/34 (a)	1,824	1,784
3.691%, 6M LIBOR + 1.373%, 09/01/35 (a)	198,269	193,377
3.825%, 12M LIBOR + 1.575%, 10/01/34 (a)	4,555	4,469
3.886%, 12M LIBOR + 1.511%, 01/01/35 (a)	17,047	17,001
3.892%, 12M LIBOR + 1.631%, 01/01/35 (a)	4,792	4,682
3.903%, 1Y H15 + 2.153%, 07/01/32 (a)	12,199	12,056
3.920%, 12M LIBOR + 1.670%, 11/01/34 (a)	16,087	16,207
3.931%, 12M LIBOR + 1.681%, 12/01/34 (a)	9,576	9,438
3.932%, 12M LIBOR + 1.556%, 01/01/35 (a)	12,772	12,766
3.963%, 12M LIBOR + 1.589%, 01/01/35 (a)	13,444	13,466
3.963%, 12M LIBOR + 1.638%, 02/01/35 (a)	7,982	7,994
4.000%, 12M LIBOR + 1.750%, 08/01/35 (a)	124,109	126,114
4.025%, 1Y H15 + 1.900%, 02/01/31 (a)	85,756	83,421
4.045%, 6M LIBOR + 1.412%, 06/01/33 (a)	5,771	5,720
4.060%, 12M LIBOR + 1.810%, 09/01/34 (a)	206,802	206,153
4.065%, 12M LIBOR + 1.372%, 03/01/35 (a)	9,917	9,657
4.135%, 12M LIBOR + 1.885%, 11/01/32 (a)	18,075	17,681
4.143%, 1Y H15 + 2.095%, 10/01/35 (a)	43,751	43,021
4.223%, 1Y H15 + 2.223%, 08/01/35 (a)	60,190	60,428
4.242%, 1Y H15 + 2.159%, 11/01/35 (a)	95,766	97,529
4.257%, 12M LIBOR + 1.682%, 09/01/32 (a)	42,474	41,669
4.288%, 1Y H15 + 2.067%, 10/01/28 (a)	39,407	38,656
4.318%, 12M LIBOR + 1.618%, 03/01/33 (a)	1,316	1,287
4.329%, 1Y H15 + 2.194%, 02/01/35 (a)	18,853	19,080
4.415%, 1Y H15 + 2.360%, 11/01/34 (a)	427,258	435,527
4.496%, ECOFC + 1.927%, 12/01/36 (a)	15,762	15,626
4.510%, 1Y H15 + 2.300%, 04/01/34 (a)	1,236	1,247
4.542%, 12M LIBOR + 1.810%, 04/01/35 (a)	21,496	21,652
4.548%, 1Y H15 + 2.215%, 09/01/31 (a)	12,978	12,724
4.598%, 12M LIBOR + 1.602%, 05/01/35 (a)	16,428	16,486
4.644%, 1Y H15 + 2.131%, 07/01/33 (a)	3,450	3,422
4.663%, 6M LIBOR + 1.538%, 01/01/36 (a)	4,970	4,857
4.944%, 12M MTA + 1.200%, 08/01/41 (a)	50,836	49,278
4.944%, 12M MTA + 1.200%, 07/01/42 (a)	106,735	103,325
4.944%, 12M MTA + 1.200%, 08/01/42 (a)	116,351	112,491
4.944%, 12M MTA + 1.200%, 10/01/44 (a)	102,139	98,157
4.994%, 12M MTA + 1.250%, 09/01/41 (a)	265,247	258,377
5.284%, 1Y H15 + 2.313%, 05/01/35 (a)	93,825	95,171
5.348%, ECOFC + 1.734%, 09/01/34 (a)	3,220	3,243
5.410%, 12M LIBOR + 1.660%, 05/01/34 (a)	204,748	199,780
5.516%, 12M MTA + 1.770%, 11/01/35 (a)	59,209	58,056
5.730%, 6M LIBOR + 1.605%, 08/01/36 (a)	14,183	14,191
6.117%, 6M LIBOR + 1.517%, 01/01/35 (a)	31,149	31,467
Fannie Mae REMICS (CMO)
4.082%, 05/25/35 (a)	215,258	218,853
5.530%, 1M LIBOR + 0.380%, 11/25/42 (a)	1,746,780	1,711,427
5.546%, 1M LIBOR + 0.400%, 09/18/31 (a)	36,546	36,510
6.050%, 1M LIBOR + 0.900%, 04/25/32 (a)	13,118	13,197
Fannie Mae-Aces
2.348%, 01/25/31 (a)(b)	20,790,072	1,780,495

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 10 Yr. Pool
3.500%, 10/01/23	639	635
Freddie Mac 15 Yr. Pool
3.500%, 12/01/26	20,382	19,845
3.500%, 05/01/32	85,002	81,456
3.500%, 07/01/33	219,214	209,858
3.500%, 08/01/33	6,123	5,867
3.500%, 09/01/33	259,114	248,270
3.500%, 11/01/33	553,007	529,842
3.500%, 01/01/34	59,642	57,145
3.500%, 02/01/34	95,081	91,108
3.500%, 04/01/34	1,006,042	958,953
3.500%, 05/01/34	393,878	375,471
3.500%, 10/01/34	80,334	76,581
3.500%, 11/01/34	34,427	32,812
3.500%, 03/01/35	131,614	125,195
4.000%, 11/01/33	385,501	376,728
4.000%, 10/01/52	2,488,714	2,342,025
Freddie Mac 20 Yr. Gold Pool
4.000%, 06/01/30	24,728	24,159
4.000%, 09/01/30	106,567	104,115
4.000%, 10/01/30	5,915	5,779
Freddie Mac 30 Yr. Gold Pool
4.000%, 12/01/40	144,423	139,019
4.500%, 04/01/34	6,306	6,219
4.500%, 06/01/35	20,891	20,609
4.500%, 04/01/41	46,509	45,981
5.500%, 01/01/33	436	446
5.500%, 05/01/33	527	533
5.500%, 08/01/33	510	513
5.500%, 10/01/33	1,429	1,434
5.500%, 01/01/34	862	883
5.500%, 09/01/34	13,456	13,533
5.500%, 01/01/35	10,642	10,903
5.500%, 07/01/35	660	676
5.500%, 10/01/35	8,506	8,476
5.500%, 11/01/35	26,258	26,199
5.500%, 12/01/35	16,015	16,434
5.500%, 01/01/36	11,950	12,275
5.500%, 04/01/36	6,313	6,356
5.500%, 06/01/36	528,132	541,431
5.500%, 07/01/36	11,111	11,425
5.500%, 08/01/36	12,014	11,989
5.500%, 10/01/36	2,153	2,164
5.500%, 12/01/36	77,711	79,921
5.500%, 02/01/37	6,534	6,572
5.500%, 03/01/37	5,528	5,668
5.500%, 04/01/37	24,535	24,537
5.500%, 06/01/37	31,969	32,211
5.500%, 07/01/37	64,193	66,020
5.500%, 08/01/37	25,343	26,064
5.500%, 09/01/37	4,382	4,507
5.500%, 10/01/37	3,536	3,634
5.500%, 11/01/37	76,791	78,976
5.500%, 12/01/37	4,862	4,924

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 01/01/38	26,082	$26,811
5.500%, 02/01/38	65,716	67,531
5.500%, 03/01/38	31,325	31,966
5.500%, 04/01/38	55,654	57,066
5.500%, 05/01/38	36,987	37,732
5.500%, 06/01/38	106,668	109,462
5.500%, 07/01/38	128,652	132,040
5.500%, 08/01/38	345,697	355,337
5.500%, 09/01/38	90,860	93,241
5.500%, 10/01/38	2,751,616	2,821,733
5.500%, 11/01/38	1,123,552	1,153,154
5.500%, 12/01/38	5,022	5,004
5.500%, 01/01/39	233,530	240,096
5.500%, 02/01/39	51,863	52,199
5.500%, 03/01/39	24,731	25,404
5.500%, 06/01/39	828,875	850,936
5.500%, 09/01/39	25,962	26,415
5.500%, 02/01/40	27,489	28,204
5.500%, 03/01/40	4,400	4,511
5.500%, 05/01/40	883	907
5.500%, 08/01/40	27,908	28,557
Freddie Mac 30 Yr. Pool
3.000%, 04/01/52	5,966,729	5,255,931
3.000%, 07/01/52	6,728,245	5,923,409
3.000%, 08/01/52	6,703,446	5,901,556
3.500%, 04/01/52	3,663,309	3,343,186
5.000%, 04/01/53	99,378	97,386
5.000%, 05/01/53	23,506,176	23,040,636
Freddie Mac ARM Non-Gold Pool
3.622%, 12M LIBOR + 1.345%, 09/01/35 (a)	48,631	48,373
3.927%, 12M LIBOR + 1.677%, 01/01/35 (a)	4,904	4,799
4.032%, 12M LIBOR + 1.678%, 02/01/35 (a)	5,747	5,624
4.052%, 12M LIBOR + 1.625%, 02/01/35 (a)	12,752	12,684
4.055%, 12M LIBOR + 1.621%, 02/01/35 (a)	4,300	4,208
4.141%, 12M LIBOR + 1.891%, 11/01/34 (a)	9,258	9,150
4.150%, 12M LIBOR + 1.900%, 11/01/34 (a)	9,034	8,894
4.208%, 1Y H15 + 2.107%, 10/01/34 (a)	10,288	10,400
4.211%, 12M LIBOR + 1.961%, 08/01/32 (a)	29,500	28,941
4.220%, 12M LIBOR + 1.901%, 02/01/35 (a)	10,631	10,695
4.237%, 1Y H15 + 2.108%, 02/01/35 (a)	16,248	16,316
4.269%, 1Y H15 + 2.179%, 09/01/35 (a)	34,471	34,291
4.339%, 1Y H15 + 2.250%, 11/01/31 (a)	4,591	4,468
4.373%, 1Y H15 + 2.250%, 01/01/35 (a)	36,078	36,378
4.375%, 1Y H15 + 2.250%, 11/01/34 (a)	20,199	20,434
4.484%, 1Y H15 + 2.250%, 02/01/35 (a)	15,724	15,799
4.511%, 1Y H15 + 2.436%, 01/01/29 (a)	41,778	40,948
4.564%, 1Y H15 + 2.250%, 08/01/35 (a)	64,824	65,327
4.604%, 1Y H15 + 2.250%, 06/01/35 (a)	165,672	167,257
Freddie Mac REMICS (CMO)
3.500%, 01/15/42	8,308,461	7,470,406
5.383%, 1M LIBOR + 0.190%, 10/15/43 (a)	4,091,752	4,002,045
5.443%, 1M LIBOR + 0.250%, 07/15/34 (a)	3,215	3,192
6.500%, 01/15/24	404	403
6.875%, PRIME - 1.375%, 11/15/23 (a)	3,655	3,635

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Structured Pass-Through Certificates (CMO)
5.176%, 12M MTA + 1.200%, 10/25/44 (a)	312,464	286,833
5.176%, 12M MTA + 1.200%, 02/25/45 (a)	28,096	27,038
5.376%, 12M MTA + 1.400%, 07/25/44 (a)	1,480,793	1,374,649
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/49	1,945,211	1,742,734
4.000%, 03/15/52	6,918,420	6,612,250
4.000%, TBA (c)	3,050,000	2,906,912
5.000%, 10/15/33	2,328	2,319
5.000%, 12/15/33	8,866	8,967
5.000%, 05/15/34	2,845	2,865
5.000%, 07/15/34	502	497
5.000%, 11/15/35	1,339	1,339
5.000%, 03/15/36	756	757
5.000%, 10/15/38	213,750	215,498
5.000%, 02/15/39	33,715	33,878
5.000%, 03/15/39	53,512	53,871
5.000%, 04/15/39	277,060	279,391
5.000%, 05/15/39	953,380	957,596
5.000%, 06/15/39	240,359	241,241
5.000%, 09/15/39	136,398	137,399
5.000%, 05/15/40	9,269	9,301
5.000%, 09/15/40	105,980	106,503
5.000%, 12/15/40	8,064	8,104
5.000%, 09/15/47	17,864	17,703
5.000%, 03/15/48	1,583,257	1,565,069
5.000%, 04/15/48	1,603,690	1,585,268
5.000%, 01/15/49	2,233,431	2,274,861
5.000%, 05/15/49	289,882	296,533
5.000%, 06/15/50	398,544	395,552
5.000%, 04/15/52	7,138,798	7,056,789
7.500%, 01/15/26	517	516
Ginnie Mae II 30 Yr. Pool
4.500%, 12/20/49	11,351	11,019
5.000%, 06/20/49	59,237	58,913
5.000%, 07/20/49	121,838	121,546
Ginnie Mae II ARM Pool
2.625%, 1Y H15 + 1.500%, 08/20/27 (a)	6,970	6,709
2.625%, 1Y H15 + 1.500%, 09/20/27 (a)	29,480	28,314
2.625%, 1Y H15 + 1.500%, 07/20/29 (a)	2,459	2,367
2.625%, 1Y H15 + 1.500%, 08/20/29 (a)	2,522	2,426
2.625%, 1Y H15 + 1.500%, 09/20/29 (a)	3,404	3,256
2.625%, 1Y H15 + 1.500%, 08/20/31 (a)	664	639
2.625%, 1Y H15 + 1.500%, 09/20/33 (a)	16,665	15,979
2.750%, 1Y H15 + 1.500%, 11/20/27 (a)	3,164	3,020
2.750%, 1Y H15 + 1.500%, 10/20/28 (a)	268	254
2.750%, 1Y H15 + 1.500%, 10/20/29 (a)	1,595	1,529
2.750%, 1Y H15 + 1.500%, 11/20/30 (a)	3,527	3,338
2.875%, 1Y H15 + 1.500%, 05/20/26 (a)	1,928	1,886
2.875%, 1Y H15 + 1.500%, 06/20/27 (a)	1,149	1,123
2.875%, 1Y H15 + 1.500%, 05/20/28 (a)	1,499	1,464
2.875%, 1Y H15 + 1.500%, 05/20/29 (a)	2,413	2,353
2.875%, 1Y H15 + 1.500%, 06/20/30 (a)	2,671	2,583
2.875%, 1Y H15 + 1.500%, 04/20/31 (a)	2,779	2,706
2.875%, 1Y H15 + 1.500%, 04/20/32 (a)	2,088	2,038
2.875%, 1Y H15 + 1.500%, 05/20/32 (a)	4,103	3,954

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II ARM Pool
3.000%, 1Y H15 + 1.500%, 04/20/30 (a)	3,549	$3,430
3.000%, 1Y H15 + 1.500%, 05/20/30 (a)	8,721	8,488
3.250%, 1Y H15 + 2.000%, 10/20/31 (a)	3,587	3,392
3.500%, 1Y H15 + 1.500%, 11/20/26 (a)	2,146	2,063
3.500%, 1Y H15 + 1.500%, 10/20/30 (a)	705	677
3.625%, 1Y H15 + 1.500%, 02/20/26 (a)	1,543	1,489
3.625%, 1Y H15 + 1.500%, 01/20/27 (a)	860	827
3.625%, 1Y H15 + 1.500%, 02/20/28 (a)	2,241	2,143
3.625%, 1Y H15 + 1.500%, 03/20/28 (a)	3,580	3,446
3.625%, 1Y H15 + 1.500%, 01/20/30 (a)	8,761	8,473
3.625%, 1Y H15 + 1.500%, 03/20/32 (a)	124	120
3.625%, 1Y H15 + 1.500%, 03/20/33 (a)	1,152	1,134
Government National Mortgage Association (CMO)
4.508%, 12M LIBOR + 0.800%, 09/20/67 (a)	5,198,799	5,191,671
4.591%, 1M LIBOR + 1.000%, 12/20/65 (a)	12,898,604	12,787,855
4.989%, 1M LIBOR + 0.850%, 09/20/66 (a)	4,597,139	4,569,064
5.005%, 1M LIBOR + 1.000%, 01/20/67 (a)	5,950,196	5,909,779
5.394%, 09/20/66 (a)	6,567,045	6,643,048
5.434%, 1M LIBOR + 0.340%, 12/20/62 (a)	57,337	56,842
5.566%, SOFR30A + 0.500%, 01/20/72 (a)	4,013,881	3,908,523
5.686%, 1M LIBOR + 0.650%, 06/20/66 (a)	1,897,040	1,892,036
5.694%, 1M LIBOR + 0.600%, 08/20/65 (a)	1,774,601	1,756,542
5.694%, 1M LIBOR + 0.600%, 10/20/65 (a)	2,970,569	2,956,943
5.866%, SOFR30A + 0.800%, 01/20/73 (a)	7,294,292	7,211,540
5.946%, SOFR30A + 0.880%, 03/20/73 (a)	8,020,118	7,965,683
5.966%, SOFR30A + 0.900%, 01/20/73 (a)	12,553,522	12,484,310
6.086%, SOFR30A + 1.020%, 12/20/72 (a)	4,954,475	4,960,312
Uniform Mortgage-Backed Securities 15 Yr. Pool
4.500%, TBA (c)	100,000	98,047
Uniform Mortgage-Backed Securities 30 Yr. Pool
3.000%, TBA (c)	528,850,000	466,007,219
3.500%, TBA (c)	411,600,000	375,440,298
4.000%, TBA (c)	217,600,000	204,365,501
4.500%, TBA (c)	102,000,000	98,111,250
5.000%, TBA (c)	64,900,000	63,602,000
5.500%, TBA (c)	293,400,000	291,945,375
6.000%, TBA (c)	50,800,000	51,236,563

		1,894,329,805

U.S. Treasury—20.5%
U.S. Treasury Bonds
1.375%, 11/15/40	62,400,000	41,749,500
1.375%, 08/15/50	39,500,000	22,951,660
1.625%, 11/15/50	29,100,000	18,071,555
1.875%, 02/15/41	16,900,000	12,272,965
2.000%, 02/15/50	9,600,000	6,580,875
2.250%, 08/15/49	8,900,000	6,466,059
2.750%, 08/15/42	39,000,000	32,135,391
2.750%, 11/15/42	2,800,000	2,303,109
2.875%, 05/15/43	83,700,000	70,010,472
2.875%, 08/15/45	17,200,000	14,193,359
2.875%, 05/15/49	10,200,000	8,430,539
3.000%, 02/15/49	11,000,000	9,302,305
3.125%, 02/15/42	15,800,000	13,887,953

U.S. Treasury —(Continued)
U.S. Treasury Bonds
3.125%, 08/15/44	116,300,000	100,640,386
3.250%, 05/15/42	38,000,000	33,909,063
3.375%, 05/15/44	18,000,000	16,227,422
4.250%, 05/15/39	9,600,000	10,037,250
4.375%, 11/15/39	57,100,000	60,454,625
4.500%, 08/15/39	15,100,000	16,231,320
4.625%, 02/15/40	12,800,000	13,958,000
U.S. Treasury Inflation Indexed Bonds
0.125%, 02/15/51 (d)	2,446,521	1,630,234
0.250%, 02/15/50 (d)	7,668,505	5,356,645
0.625%, 02/15/43 (d)	1,583,112	1,297,657
0.750%, 02/15/45 (d)	23,056,095	19,037,265
0.875%, 02/15/47 (d)	4,900,389	4,107,426
1.000%, 02/15/46 (d)	1,920,150	1,664,193
1.000%, 02/15/49 (d)	2,651,792	2,278,055
1.375%, 02/15/44 (d)	6,767,488	6,369,502
1.500%, 02/15/53 (d)	2,755,026	2,677,406
U.S. Treasury Inflation Indexed Notes
0.125%, 07/15/31 (d)	16,861,883	14,948,290
0.125%, 01/15/32 (d)	18,054,135	15,889,049
0.625%, 07/15/32 (d)	17,851,203	16,402,885
1.250%, 04/15/28 (d)	23,561,193	22,795,454
U.S. Treasury Notes
1.750%, 06/30/24 (e) (f)	38,200,000	36,843,602
2.125%, 07/31/24 (e) (f) (g) (h)	24,800,000	23,949,437
2.125%, 09/30/24 (e) (f) (g)	7,900,000	7,596,652
2.250%, 11/15/24 (e) (f) (h)	110,600,000	106,210,562

		798,868,122

Total U.S. Treasury & Government Agencies (Cost $2,858,144,089)		2,693,197,927

Corporate Bonds & Notes—30.5%

Aerospace/Defense—0.6%
Boeing Co. (The)
1.433%, 02/04/24	12,300,000	11,972,912
2.750%, 02/01/26	12,000,000	11,174,365
Spirit AeroSystems, Inc.
4.600%, 06/15/28	1,600,000	1,342,259

		24,489,536

Agriculture—0.5%
Imperial Brands Finance plc
3.125%, 07/26/24 (144A)	9,326,000	9,010,397
3.875%, 07/26/29 (144A)	12,800,000	11,273,310

		20,283,707

Airlines—0.5%
American Airlines Pass-Through Trust
3.700%, 10/01/26	2,592,909	2,330,804
British Airways Pass-Through Trust
4.125%, 09/20/31 (144A) †	1,301,144	1,154,708

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—(Continued)
U.S. Airways Pass-Through Trust
3.950%, 11/15/25	28,360	$26,450
United Airlines Pass-Through Trust
2.875%, 10/07/28	3,546,296	3,123,397
3.450%, 07/07/28	2,058,391	1,777,395
5.875%, 10/15/27	9,199,147	9,120,148

		17,532,902

Auto Manufacturers—2.7%
Ford Motor Credit Co. LLC
3.810%, 01/09/24	13,300,000	13,110,455
General Motors Financial Co., Inc.
6.290%, SOFR + 1.200%, 11/17/23 (a)	11,300,000	11,308,251
Hyundai Capital America
2.100%, 09/15/28 (144A)	13,500,000	11,316,398
5.500%, 03/30/26 (144A)	5,900,000	5,846,741
5.650%, 06/26/26 (144A)	2,000,000	1,987,498
Nissan Motor Acceptance Co. LLC
1.850%, 09/16/26 (144A)	13,500,000	11,452,865
Nissan Motor Co., Ltd.
3.522%, 09/17/25 (144A)	8,100,000	7,535,542
4.345%, 09/17/27 (144A)	5,600,000	5,093,232
4.810%, 09/17/30 (144A)	14,700,000	12,893,936
Volkswagen Bank GmbH
2.500%, 07/31/26 (EUR)	2,000,000	2,065,594
Volkswagen Group of America Finance LLC
2.850%, 09/26/24 (144A)	13,300,000	12,821,828
4.625%, 11/13/25 (144A)	10,900,000	10,625,451

		106,057,791

Banks—8.0%
Banco Espirito Santo S.A.
2.625%, 05/08/17 (EUR) (i)	1,700,000	426,659
Bank of America Corp.
0.981%, SOFR + 0.910%, 09/25/25 (a)	4,800,000	4,509,696
4.125%, 01/22/24	2,130,000	2,111,466
Bank of Montreal
4.689%, 07/28/29 (144A)	8,950,000	8,892,730
Barclays plc
3.125%, 01/17/24 (GBP)	4,400,000	5,483,501
4.972%, 3M LIBOR + 1.902%, 05/16/29 (a)	2,000,000	1,890,050
7.437%, 1Y H15 + 3.500%, 11/02/33 (a)	9,300,000	10,061,576
BNP Paribas S.A.
4.625%, 5Y H15 + 3.340%, 02/25/31 (144A) (a)	12,500,000	8,921,875
BPCE S.A.
4.000%, 09/12/23 (144A)	17,000,000	16,915,510
Citigroup, Inc.
3.070%, SOFR + 1.280%, 02/24/28 (a)	8,100,000	7,453,955
Credit Agricole S.A.
1.247%, SOFR + 0.892%, 01/26/27 (144A) (a)	4,000,000	3,542,806
Danske Bank A/S
4.298%, 1Y H15 + 1.750%, 04/01/28 (144A) (a)	12,000,000	11,201,366
Deutsche Bank AG
2.222%, SOFR + 2.159%, 09/18/24 (a)	13,200,000	13,032,874
3.547%, SOFR + 3.043%, 09/18/31 (a)	13,000,000	10,796,633

Banks—(Continued)
Goldman Sachs Group, Inc. (The)
3.750%, 05/22/25	1,675,000	1,616,644
7.023%, 3M LIBOR + 1.750%, 10/28/27 (a)	7,500,000	7,622,503
HSBC Holdings plc
2.804%, SOFR + 1.187%, 05/24/32 (a)	1,400,000	1,132,334
6.254%, SOFR + 2.390%, 03/09/34 (a)	7,500,000	7,687,868
7.390%, SOFR + 3.350%, 11/03/28 (a)	5,900,000	6,226,760
ING Groep NV
3.950%, 03/29/27	1,100,000	1,041,706
4.625%, 01/06/26 (144A)	6,800,000	6,630,803
JPMorgan Chase & Co.
1.578%, SOFR + 0.885%, 04/22/27 (a)	13,300,000	11,946,235
Lloyds Bank plc
Zero Coupon, 04/02/32 (j)	13,000,000	8,080,568
Mitsubishi UFJ Financial Group, Inc.
1.640%, 1Y H15 + 0.670%, 10/13/27 (a)	10,500,000	9,239,377
5.406%, 1Y H15 + 1.970%, 04/19/34 (a)	800,000	793,820
Mizuho Financial Group, Inc.
1.979%, SOFR + 1.532%, 09/08/31 (a)	9,800,000	7,742,870
2.201%, SOFR + 1.772%, 07/10/31 (a)	12,400,000	9,927,382
2.226%, 3M TSFR + 1.092%, 05/25/26 (a)	5,900,000	5,470,801
Morgan Stanley
4.210%, SOFR + 1.610%, 04/20/28 (a)	5,400,000	5,187,487
Santander Holdings U.S.A., Inc.
3.450%, 06/02/25	4,800,000	4,526,302
Societe Generale S.A.
6.447%, 1Y H15 + 2.300%, 01/12/27 (144A) (a)	5,000,000	4,988,288
Standard Chartered plc
3.971%, 1Y H15 + 1.650%, 03/30/26 (144A) (a)	6,000,000	5,734,259
6.301%, 1Y H15 + 2.450%, 01/09/29 (144A) (a)	5,500,000	5,530,801
7.776%, 1Y H15 + 3.100%, 11/16/25 (144A) (a)	8,100,000	8,284,882
Sumitomo Mitsui Financial Group, Inc.
1.474%, 07/08/25	6,500,000	5,969,374
1.902%, 09/17/28	9,800,000	8,232,091
5.464%, 01/13/26	2,900,000	2,890,320
Toronto-Dominion Bank (The)
4.701%, 06/05/26 (144A)	1,100,000	1,088,160
UBS Group AG
4.125%, 04/15/26 (144A)	10,200,000	9,727,764
5.711%, 1Y H15 + 1.550%, 01/12/27 (144A) (a)	4,000,000	3,960,189
6.442%, SOFR + 3.700%, 08/11/28 (144A) (a)	7,000,000	7,025,892
6.537%, SOFR + 3.920%, 08/12/33 (144A) (a)	10,650,000	10,909,992
UniCredit S.p.A.
7.830%, 12/04/23 (144A)	29,700,000	29,800,208
Virgin Money UK plc
4.000%, 1Y UKG + 3.750%, 09/03/27 (GBP) (a)	500,000	554,644
Wells Fargo & Co.
1.741%, 3M EURIBOR + 1.850%, 05/04/30 (EUR) (a)	2,600,000	2,422,567
2.393%, SOFR + 2.100%, 06/02/28 (a)	5,400,000	4,812,106
3.908%, SOFR + 1.320%, 04/25/26 (a)	1,700,000	1,643,530

		313,689,224

Biotechnology—0.3%
Amgen, Inc.
5.150%, 03/02/28	4,000,000	3,996,398
5.600%, 03/02/43	6,100,000	6,118,459

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Royalty Pharma plc
1.200%, 09/02/25	3,000,000	$2,705,563

		12,820,420

Chemicals—0.3%
International Flavors & Fragrances, Inc.
2.300%, 11/01/30 (144A)	12,800,000	10,143,145

Diversified Financial Services—2.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.875%, 08/14/24	4,000,000	3,843,968
4.450%, 10/01/25	3,000,000	2,885,723
Aviation Capital Group LLC
4.125%, 08/01/25 (144A)	10,500,000	9,807,828
BGC Partners, Inc.
3.750%, 10/01/24	1,100,000	1,038,637
8.000%, 05/25/28 (144A)	4,000,000	3,864,510
Blue Owl Finance LLC
3.125%, 06/10/31 (144A)	13,000,000	9,891,512
Capital One Financial Corp.
4.927%, SOFR + 2.057%, 05/10/28 (a)	11,500,000	10,911,425
LeasePlan Corp. NV
2.875%, 10/24/24 (144A)	13,100,000	12,479,557
Mitsubishi HC Capital, Inc.
3.960%, 09/19/23 (144A)	5,045,000	5,018,968
Nomura Holdings, Inc.
2.172%, 07/14/28	500,000	421,813
2.679%, 07/16/30	9,600,000	7,854,757
5.709%, 01/09/26	5,100,000	5,054,483
5.842%, 01/18/28	4,700,000	4,708,943
6.181%, 01/18/33	3,900,000	4,023,990
OneMain Finance Corp.
6.875%, 03/15/25	1,100,000	1,089,145

		82,895,259

Electric—3.1%
AES Corp. (The)
2.450%, 01/15/31	5,000,000	4,041,429
Duke Energy Progress LLC
2.000%, 08/15/31	13,800,000	11,098,434
Edison International
3.550%, 11/15/24	2,900,000	2,802,610
Evergy, Inc.
2.450%, 09/15/24	13,500,000	12,932,023
FirstEnergy Corp.
4.150%, 07/15/27	1,300,000	1,234,782
Florida Power & Light Co.
4.400%, 05/15/28	4,400,000	4,317,333
4.450%, 05/15/26	6,900,000	6,827,891
Georgia Power Co.
4.650%, 05/16/28	5,200,000	5,094,878
National Rural Utilities Cooperative Finance Corp.
4.800%, 03/15/28	3,600,000	3,559,026
Pacific Gas and Electric Co.
3.150%, 01/01/26	10,900,000	10,114,048

Electric—(Continued)
Pacific Gas and Electric Co.
3.250%, 02/16/24	12,600,000	12,367,202
3.300%, 12/01/27	1,600,000	1,402,703
3.400%, 08/15/24	4,500,000	4,354,146
3.450%, 07/01/25	3,600,000	3,399,014
3.500%, 06/15/25	2,700,000	2,555,814
4.250%, 08/01/23	3,000,000	2,996,930
4.550%, 07/01/30	5,000,000	4,525,130
5.450%, 06/15/27	5,000,000	4,862,534
ReNew Wind Energy AP2 / ReNew Power Pvt., Ltd.
4.500%, 07/14/28 (144A)	13,100,000	11,171,254
Southern California Edison Co.
5.850%, 11/01/27	3,000,000	3,067,734
WEC Energy Group, Inc.
1.375%, 10/15/27	5,000,000	4,270,076
1.800%, 10/15/30	5,000,000	3,973,777

		120,968,768

Electronics—0.2%
Flex, Ltd.
4.875%, 06/15/29	8,160,000	7,804,487

Environmental Control—0.1%
Republic Services, Inc.
4.875%, 04/01/29	3,800,000	3,793,953

Gas—0.6%
Boston Gas Co.
3.757%, 03/16/32 (144A)	12,500,000	10,997,936
Southern California Gas Co.
2.950%, 04/15/27	12,500,000	11,659,537

		22,657,473

Healthcare-Services—0.6%
Centene Corp.
3.000%, 10/15/30	3,900,000	3,249,858
Fresenius Medical Care U.S. Finance III, Inc.
1.875%, 12/01/26 (144A)	12,100,000	10,437,178
HCA, Inc.
3.125%, 03/15/27 (144A)	7,300,000	6,703,866
3.375%, 03/15/29 (144A)	5,200,000	4,623,594

		25,014,496

Insurance—0.9%
Corebridge Global Funding
5.750%, 07/02/26 (144A)	2,600,000	2,592,050
GA Global Funding Trust
1.250%, 12/08/23 (144A)	14,000,000	13,672,823
Hanwha Life Insurance Co., Ltd.
3.379%, 5Y H15 + 1.850%, 02/04/32 (144A) (a)	4,400,000	3,937,720
Jackson National Life Global Funding
6.242%, SOFR + 1.150%, 06/28/24 (144A) (a)	6,300,000	6,308,190
MassMutual Global Funding II
5.050%, 12/07/27 (144A)	7,900,000	7,887,595

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Reliance Standard Life Global Funding II
3.850%, 09/19/23 (144A)	600,000	$596,329
Society of Lloyd’s
4.750%, 10/30/24 (GBP)	1,600,000	1,966,552

		36,961,259

Internet—0.1%
Expedia Group, Inc.
2.950%, 03/15/31	2,561,000	2,158,042

Lodging—0.4%
Choice Hotels International, Inc.
3.700%, 12/01/29	2,500,000	2,156,630
Hyatt Hotels Corp.
4.850%, 03/15/26	2,700,000	2,644,156
Marriott International, Inc.
3.600%, 04/15/24	2,600,000	2,556,287
4.150%, 12/01/23	10,000,000	9,948,739

		17,305,812

Media—0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.500%, 06/01/41	13,300,000	8,996,178
CSC Holdings LLC
5.375%, 02/01/28 (144A)	3,800,000	3,053,454

		12,049,632

Oil & Gas—0.4%
National Fuel Gas Co.
5.500%, 10/01/26	6,400,000	6,240,206
Petroleos Mexicanos
10.000%, 02/07/33 (144A)	3,000,000	2,733,750
Pioneer Natural Resources Co.
5.100%, 03/29/26	4,000,000	3,976,003
Rio Oil Finance Trust
9.250%, 07/06/24 (144A)	771,123	775,943

		13,725,902

Packaging & Containers—0.4%
WRKCo, Inc.
4.650%, 03/15/26	14,700,000	14,262,428

Pharmaceuticals—0.8%
AbbVie, Inc.
3.200%, 05/14/26	1,300,000	1,232,091
3.600%, 05/14/25	700,000	676,688
Bayer U.S. Finance LLC
6.562%, 3M LIBOR + 1.010%, 12/15/23 (144A) (a)	6,600,000	6,592,786
CVS Health Corp.
2.125%, 09/15/31	14,000,000	11,242,285
3.750%, 04/01/30	3,900,000	3,577,381
CVS Pass-Through Trust
6.943%, 01/10/30	514,560	524,363

Pharmaceuticals—(Continued)
Pfizer Investment Enterprises Pte, Ltd.
4.450%, 05/19/28	7,300,000	7,175,106

		31,020,700

Pipelines—0.3%
Cheniere Corpus Christi Holdings LLC
5.125%, 06/30/27	9,000,000	8,847,544
Energy Transfer L.P.
5.950%, 12/01/25	1,800,000	1,805,329
MPLX L.P.
5.000%, 03/01/33	1,500,000	1,436,827

		12,089,700

Real Estate—0.2%
Logicor Financing Sarl
1.625%, 07/15/27 (EUR)	4,500,000	4,066,019
Ontario Teachers’ Cadillac Fairview Properties Trust
3.875%, 03/20/27 (144A)	1,700,000	1,568,627
Tesco Property Finance 6 plc
5.411%, 07/13/44 (GBP)	543,429	614,047

		6,248,693

Real Estate Investment Trusts—4.4%
American Homes 4 Rent L.P.
4.250%, 02/15/28	1,900,000	1,788,386
American Tower Corp.
3.375%, 05/15/24	12,000,000	11,747,914
Boston Properties L.P.
2.450%, 10/01/33	3,911,000	2,818,158
Brixmor Operating Partnership L.P.
3.900%, 03/15/27	6,000,000	5,516,404
4.125%, 06/15/26	5,500,000	5,137,161
Crown Castle, Inc.
2.900%, 03/15/27	12,500,000	11,438,207
EPR Properties
3.750%, 08/15/29	2,500,000	2,032,336
Equinix, Inc.
1.000%, 09/15/25	2,900,000	2,618,102
Federal Realty Investment Trust
3.500%, 06/01/30	4,900,000	4,261,701
GLP Capital L.P. / GLP Financing II, Inc.
5.250%, 06/01/25	5,000,000	4,892,516
Goodman U.S. Finance Three LLC
3.700%, 03/15/28 (144A)	10,800,000	9,785,834
Hudson Pacific Properties L.P.
4.650%, 04/01/29	2,400,000	1,693,656
Kilroy Realty L.P.
2.650%, 11/15/33	13,100,000	8,881,913
Life Storage L.P.
2.400%, 10/15/31	13,500,000	10,694,872
Omega Healthcare Investors, Inc.
4.750%, 01/15/28	8,900,000	8,124,179
Piedmont Operating Partnership L.P.
3.150%, 08/15/30	12,900,000	9,419,159

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Prologis L.P.
2.250%, 01/15/32	6,200,000	$5,004,876
Public Storage
3.094%, 09/15/27	4,600,000	4,289,713
Realty Income Corp.
3.875%, 04/15/25	10,700,000	10,369,498
SBA Tower Trust
2.328%, 07/15/52 (144A)	13,000,000	11,125,083
Starwood Property Trust, Inc.
4.375%, 01/15/27 (144A)	13,300,000	11,454,625
Sun Communities Operating L.P.
2.700%, 07/15/31	13,200,000	10,430,146
UDR, Inc.
3.500%, 07/01/27	1,000,000	933,213
4.400%, 01/26/29	3,400,000	3,197,617
Welltower OP LLC
4.250%, 04/01/26	1,102,000	1,065,580
Weyerhaeuser Co.
4.750%, 05/15/26	12,000,000	11,787,137

		170,507,986

Retail—0.3%
7-Eleven, Inc.
1.800%, 02/10/31 (144A)	9,600,000	7,592,802
CK Hutchison International 23, Ltd.
4.750%, 04/21/28 (144A)	2,700,000	2,670,195

		10,262,997

Savings & Loans—0.1%
Nationwide Building Society
4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (a)	5,390,000	5,379,111

Semiconductors—0.9%
Broadcom, Inc.
3.137%, 11/15/35 (144A)	8,769,000	6,726,218
3.187%, 11/15/36 (144A)	10,800,000	8,162,133
3.500%, 02/15/41 (144A)	13,300,000	9,948,754
4.300%, 11/15/32	12,400,000	11,374,271

		36,211,376

Shipbuilding—0.3%
Huntington Ingalls Industries, Inc.
2.043%, 08/16/28	13,800,000	11,587,149

Software—0.6%
Oracle Corp.
3.600%, 04/01/40	6,400,000	4,951,084
3.600%, 04/01/50	10,600,000	7,574,325
VMware, Inc.
1.400%, 08/15/26	13,500,000	11,921,067

		24,446,476

Telecommunications—0.5%
AT&T, Inc.
5.400%, 02/15/34	400,000	400,687

Telecommunications—(Continued)
Level 3 Financing, Inc.
3.875%, 11/15/29 (144A)	8,330,000	6,628,318
Sprint LLC
7.125%, 06/15/24	1,000,000	1,008,943
7.875%, 09/15/23	2,800,000	2,806,762
T-Mobile USA, Inc.
2.550%, 02/15/31	8,900,000	7,397,773

		18,242,483

Total Corporate Bonds & Notes (Cost $1,327,151,335)		1,190,610,907

Mortgage-Backed Securities—14.7%

Collateralized Mortgage Obligations—8.1%
Adjustable Rate Mortgage Trust
3.839%, 11/25/35 (a)	124,923	93,898
Alternative Loan Trust
0.156%, -1X 1M LIBOR + 5.000%, 05/25/35 (a) (b)	397,856	14,546
5.456%, 12M MTA + 1.480%, 01/25/36 (a)	396,012	367,242
5.500%, 02/25/36	1,466,321	1,049,352
5.670%, 1M LIBOR + 0.520%, 06/25/46 (a)	4,655,192	3,887,503
6.000%, 03/25/35	7,374,609	5,862,111
6.000%, 1M LIBOR + 6.000%, 08/25/36 (a)	1,714,288	1,576,645
6.000%, 02/25/37	7,463,851	3,371,912
6.000%, 04/25/37	2,571,191	1,224,614
6.000%, 07/25/37	3,795,192	1,934,892
American Home Mortgage Investment Trust
5.510%, 1M LIBOR + 0.360%, 12/25/46 (a)	9,823,179	8,193,648
Banc of America Alternative Loan Trust
7.798%, -4 X 1M LIBOR + 28.400%, 11/25/46 (a)	320,078	283,539
Banc of America Funding Trust
4.381%, 05/25/35 (a)	222,428	205,968
4.416%, 01/20/47 (a)	54,481	50,302
4.449%, 02/20/36 (a)	448,694	420,017
Banc of America Mortgage Trust
6.000%, 05/25/37	4,567,517	3,553,123
Bayview MSR Opportunity Master Fund Trust
3.000%, 11/25/51 (144A) (a)	12,055,829	10,122,653
BCAP LLC Trust
5.250%, 02/26/36 (144A) (a)	1,878,168	826,688
5.570%, 1M LIBOR + 0.420%, 05/25/47 (a)	3,841,113	3,513,033
Bear Stearns Adjustable Rate Mortgage Trust
3.250%, 02/25/33 (a)	1,947	1,486
4.586%, 10/25/35 (a)	508,470	485,821
Bear Stearns ALT-A Trust
3.781%, 11/25/36 (a)	1,511,428	849,142
3.817%, 11/25/36 (a)	1,325,457	692,702
3.971%, 05/25/36 (a)	968,736	483,696
4.195%, 05/25/35 (a)	372,567	350,161
4.202%, 09/25/35 (a)	387,379	238,720
Bear Stearns Structured Products, Inc. Trust
3.484%, 12/26/46 (a)	329,062	244,907
4.098%, 01/26/36 (a)	316,828	250,624
Chase Mortgage Finance Trust
3.700%, 09/25/36 (a)	947,103	782,979

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Chase Mortgage Finance Trust
3.883%, 12/25/35 (a)	288,799	$262,604
4.086%, 03/25/37 (a)	500,004	463,570
Chevy Chase Funding LLC Mortgage-Backed Certificate
5.400%, 1M LIBOR + 0.250%, 08/25/35 (144A) (a)	8,841	8,216
CHL Mortgage Pass-Through Trust
3.680%, 09/20/36 (a)	1,276,342	1,099,303
5.550%, 1M LIBOR + 0.400%, 04/25/46 (a)	1,212,923	1,051,047
5.750%, 06/25/37	933,093	487,631
5.790%, 1M LIBOR + 0.640%, 03/25/35 (a)	218,036	203,168
Citicorp Mortgage Securities Trust
6.000%, 05/25/37	704,645	612,638
Citigroup Mortgage Loan Trust, Inc.
3.620%, 10/25/46 (a)	501,169	444,117
5.410%, 1Y H15 + 2.400%, 10/25/35 (a)	490,322	455,242
6.080%, 1Y H15 + 2.100%, 09/25/35 (a)	302,281	303,603
6.780%, 1Y H15 + 2.150%, 09/25/35 (a)	55,991	55,539
CitiMortgage Alternative Loan Trust
5.800%, 1M LIBOR + 0.650%, 10/25/36 (a)	3,762,718	3,122,042
Countrywide Home Reperforming Loan REMIC Trust
5.490%, 1M LIBOR + 0.340%, 06/25/35 (144A) (a)	585,919	533,775
Credit Suisse First Boston Mortgage Securities Corp.
5.449%, 03/25/32 (144A) (a)	22,360	20,650
6.000%, 11/25/35	761,003	573,649
Credit Suisse Mortgage Trust
5.288%, 10/27/36 (144A) (a)	8,837,877	7,685,408
Downey Savings & Loan Association Mortgage Loan Trust
5.235%, 07/19/44 (a)	170,744	154,859
First Horizon Mortgage Pass-Through Trust
4.715%, 08/25/35 (a)	56,534	40,085
GCAT LLC
2.981%, 09/25/25 (144A) (j)	3,612,918	3,525,340
Gemgarto plc
5.479%, 3M SONIA + 0.590%, 12/16/67 (144A) (GBP) (a)	4,577,052	5,776,854
GreenPoint Mortgage Funding Trust
5.590%, 1M LIBOR + 0.440%, 06/25/45 (a)	22,222	20,619
GS Mortgage-Backed Securities Corp. Trust
2.500%, 06/25/52 (144A) (a)	11,709,343	9,399,031
GS Mortgage-Backed Securities Trust
2.500%, 01/25/52 (144A) (a)	11,885,476	9,540,412
3.000%, 08/26/52 (144A) (a)	13,971,414	11,609,918
GSR Mortgage Loan Trust
3.542%, 04/25/36 (a)	887,923	602,155
3.935%, 01/25/36 (a)	1,370,686	1,338,274
4.070%, 09/25/35 (a)	7,208	6,787
6.000%, 03/25/32	47	46
HarborView Mortgage Loan Trust
5.597%, 1M LIBOR + 0.440%, 05/19/35 (a)	311,244	283,472
IndyMac ARM Trust
3.544%, 01/25/32 (a)	5,516	5,070
3.686%, 01/25/32 (a)	226	212
IndyMac INDX Mortgage Loan Trust
5.390%, 1M LIBOR + 0.240%, 07/25/36 (a)	2,035,077	1,909,895
5.570%, 1M LIBOR + 0.420%, 05/25/46 (a)	3,287,953	2,909,010

Collateralized Mortgage Obligations—(Continued)
JPMorgan Alternative Loan Trust
5.510%, 1M LIBOR + 0.360%, 05/25/36 (a)	894,261	756,935
JPMorgan Mortgage Trust
3.000%, 03/25/52 (144A) (a)	11,698,032	9,822,230
3.758%, 12/26/37 (144A) (a)	4,858,424	4,149,442
4.683%, 07/25/35 (a)	69,667	70,465
5.750%, 01/25/36	183,604	89,626
Legacy Mortgage Asset Trust
5.882%, 10/25/59 (144A) (j)	9,900,140	9,720,131
Lehman Mortgage Trust
5.750%, 1M LIBOR + 0.600%, 08/25/36 (a)	2,881,170	2,079,229
Lehman XS Trust
5.550%, 1M LIBOR + 0.400%, 03/25/47 (a)	9,854,447	8,387,157
MASTR Alternative Loan Trust
5.550%, 1M LIBOR + 0.400%, 03/25/36 (a)	611,095	59,945
6.500%, 02/25/35	2,316,411	2,302,282
MASTR Asset Securitization Trust
6.000%, 06/25/36	164,383	108,630
Metlife Securitization Trust
3.750%, 03/25/57 (144A) (a)	3,512,235	3,274,674
Mill City Mortgage Loan Trust
3.250%, 08/25/59 (144A) (a)	8,400,000	7,030,808
Morgan Stanley Re-REMIC Trust
2.644%, 03/26/37 (144A) (j)	1,271,284	1,210,412
MortgageIT Mortgage Loan Trust
5.610%, 1M LIBOR + 0.460%, 04/25/36 (a)	1,392,741	1,285,986
Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476%, 05/25/35 (j)	593,595	306,371
OBX Trust
5.800%, 1M LIBOR + 0.650%, 06/25/57 (144A) (a)	5,465,404	5,159,475
6.120%, 11/25/62 (144A) (a)	7,456,825	7,418,465
RBSSP Resecuritization Trust
4.355%, 1M LIBOR + 0.240%, 06/27/36 (144A) (a)	3,086,434	2,989,182
Residential Asset Securitization Trust
6.000%, 06/25/36	2,843,917	1,226,324
Ripon Mortgages plc
5.491%, 3M SONIA + 0.700%, 08/28/56 (144A) (GBP) (a)	14,763,165	18,642,432
5.941%, 3M SONIA + 1.150%, 08/28/56 (144A) (GBP) (a)	5,777,000	7,137,497
6.291%, 3M SONIA + 1.500%, 08/28/56 (144A) (GBP) (a)	13,223,000	16,160,970
Sequoia Mortgage Trust
5.786%, 1M LIBOR + 0.640%, 04/19/27 (a)	118,514	112,681
5.857%, 1M LIBOR + 0.700%, 07/20/33 (a)	54,780	49,908
Structured Adjustable Rate Mortgage Loan Trust
3.934%, 01/25/35 (a)	170,588	168,738
4.222%, 08/25/35 (a)	41,391	35,710
4.379%, 10/25/36 (a)	5,444,297	2,879,842
5.404%, 04/25/35 (a)	1,417,522	1,302,407
Structured Asset Mortgage Investments II Trust
5.646%, 1M LIBOR + 0.500%, 07/19/35 (a)	219,414	200,213
Towd Point Mortgage Funding
5.635%, 3M SONIA + 1.144%, 10/20/51 (144A) (GBP) (a)	11,129,399	14,137,000

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Towd Point Mortgage Funding
5.841%, 3M SONIA + 1.350%, 07/20/45 (144A) (GBP) (a)	8,109,708	$10,287,933
6.097%, 3M SONIA + 1.350%, 05/20/45 (GBP) (a)	20,767,040	26,242,704
Towd Point Mortgage Trust
3.750%, 07/25/62 (144A) (a)	6,035,606	5,562,864
UWM Mortgage Trust
2.500%, 11/25/51 (144A) (a)	16,458,871	13,211,453
2.500%, 12/25/51 (144A) (a)	12,040,165	9,664,580
WaMu Mortgage Pass-Through Certificates Trust
3.784%, 06/25/37 (a)	3,137,390	2,741,908
5.376%, 12M MTA + 1.400%, 06/25/42 (a)	23,707	21,739
5.650%, 1M LIBOR + 0.500%, 02/25/45 (a)	3,724,017	3,500,777
Wells Fargo Mortgage-Backed Securities Trust
4.404%, 09/25/33 (a)	64,818	62,653

		315,007,943

Commercial Mortgage-Backed Securities—6.6%
1211 Avenue of the Americas Trust
3.901%, 08/10/35 (144A)	12,100,000	11,260,374
225 Liberty Street Trust
3.597%, 02/10/36 (144A)	11,600,000	10,381,871
Arbor Multifamily Mortgage Securities Trust
2.756%, 05/15/53 (144A)	7,500,000	6,400,243
AREIT Trust
6.237%, 1M LIBOR + 1.080%, 11/17/38 (144A) (a)	8,969,497	8,751,512
6.317%, SOFR30A + 1.250%, 01/20/37 (144A) (a)	12,142,553	11,786,031
7.333%, 1M TSFR + 2.242%, 06/17/39 (144A) (a)	11,500,000	11,467,478
Benchmark Mortgage Trust
2.955%, 01/15/55 (a)	12,646,000	10,901,952
3.458%, 03/15/55	13,000,000	11,356,128
4.016%, 03/15/52	13,000,000	11,789,855
4.593%, 05/15/55 (a)	11,000,000	10,026,031
Commercial Mortgage Trust
3.545%, 02/10/36 (144A)	11,600,000	10,524,882
CSAIL Commercial Mortgage Trust
3.314%, 11/15/49	1,590,625	1,525,626
DBGS Mortgage Trust
3.843%, 04/10/37 (144A)	12,550,000	10,216,437
DC Office Trust
2.965%, 09/15/45 (144A)	1,000,000	788,755
DOLP Trust
2.956%, 05/10/41 (144A)	13,200,000	10,326,855
Extended Stay America Trust
6.274%, 1M LIBOR + 1.080%, 07/15/38 (144A) (a)	13,492,330	13,225,621
GCT Commercial Mortgage Trust
5.993%, 1M LIBOR + 0.800%, 02/15/38 (144A) (a)	4,000,000	3,416,453
GS Mortgage Securities Corp. Trust
2.856%, 05/10/34 (144A)	8,900,000	6,764,000
GS Mortgage Securities Trust
3.278%, 11/10/49 (a)	1,625,048	1,556,911
3.722%, 10/10/49 (144A) (a)	13,346,000	11,470,632
JPMorgan Chase Commercial Mortgage Securities Trust
6.643%, 1M LIBOR + 1.450%, 12/15/31 (144A) (a)	3,951,329	3,511,190
LoanCore Issuer, Ltd.
5.981%, SOFR30A + 0.914%, 07/15/35 (144A) (a)	3,103,354	2,993,685

Commercial Mortgage-Backed Securities—(Continued)
Manhattan West Mortgage Trust
2.130%, 09/10/39 (144A)	12,300,000	10,492,976
MF1 Multifamily Housing Mortgage Loan Trust
6.112%, 1M TSFR + 0.964%, 07/15/36 (144A) (a)	4,094,823	4,014,303
Morgan Stanley Bank of America Merrill Lynch Trust
2.952%, 11/15/49	6,358,427	6,046,173
Morgan Stanley Capital I Trust
2.509%, 04/05/42 (144A) (a)	7,500,000	5,657,450
Morgan Stanley Capital Trust
3.127%, 11/15/52	800,000	689,191
Natixis Commercial Mortgage Securities Trust
6.971%, 1M TSFR + 1.824%, 03/15/35 (144A) (a)	10,309,244	10,099,167
NYO Commercial Mortgage Trust
6.357%, 1M TSFR + 1.209%, 11/15/38 (144A) (a)	14,000,000	12,702,249
Ready Capital Mortgage Financing LLC
6.350%, 1M LIBOR + 1.200%, 11/25/36 (144A) (a)	8,815,409	8,566,518
7.463%, 1M TSFR + 2.374%, 10/25/39 (144A) (a)	1,400,000	1,390,922
7.636%, 1M TSFR + 2.552%, 10/25/39 (144A) (a)	9,286,796	9,275,493
Starwood, Ltd.
6.296%, 1M TSFR + 1.194%, 07/15/38 (144A) (a)	8,325,349	8,242,162

		257,619,126

Total Mortgage-Backed Securities (Cost $644,380,178)		572,627,069

Asset-Backed Securities—14.2%

Asset-Backed - Automobile—0.3%
Flagship Credit Auto Trust
4.030%, 12/15/26 (144A)	11,000,000	10,759,319

Asset-Backed - Home Equity—1.2%
Accredited Mortgage Loan Trust
5.730%, 1M LIBOR + 0.290%, 07/25/34 (a)	3,490,868	3,342,473
ACE Securities Corp. Home Equity Loan Trust
5.450%, 1M LIBOR + 0.300%, 04/25/36 (a)	2,119,057	2,036,479
5.450%, 1M LIBOR + 0.300%, 07/25/36 (a)	7,823,372	2,847,123
Asset-Backed Funding Certificates Trust
5.850%, 1M LIBOR + 0.700%, 06/25/34 (a)	1,099,808	1,065,661
5.975%, 1M LIBOR + 0.825%, 07/25/35 (a)	5,999,409	5,426,423
Asset-Backed Securities Corp. Home Equity Loan Trust
5.230%, 1M LIBOR + 0.080%, 05/25/37 (a)	17,961	12,165
Bear Stearns Asset-Backed Securities I Trust
4.495%, 1M LIBOR + 0.690%, 02/25/36 (a)	839,029	833,103
5.400%, 1M LIBOR + 0.250%, 04/25/37 (a)	5,167,317	7,253,110
5.950%, 1M LIBOR + 0.800%, 10/27/32 (a)	7,061	6,919
6.155%, 1M LIBOR + 1.005%, 06/25/35 (a)	3,934,738	3,750,550
Citigroup Mortgage Loan Trust
5.470%, 1M LIBOR + 0.320%, 12/25/36 (144A) (a)	5,623,313	3,114,800
GSAA Home Equity Trust
5.810%, 1M LIBOR + 0.660%, 03/25/35 (a)	56,375	56,346
HSI Asset Securitization Corp. Trust
5.490%, 1M LIBOR + 0.340%, 12/25/36 (a)	8,576,682	2,246,114
IXIS Real Estate Capital Trust
6.095%, 1M LIBOR + 0.945%, 02/25/35 (a)	1,806,880	1,782,087
MASTR Asset-Backed Securities Trust
5.250%, 1M LIBOR + 0.100%, 08/25/36 (a)	4,711,282	1,677,548

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
MASTR Asset-Backed Securities Trust
5.320%, 1M LIBOR + 0.170%, 10/25/36 (a)	70,042	$69,867
5.470%, 1M LIBOR + 0.320%, 08/25/36 (a)	3,050,371	1,098,329
Merrill Lynch Mortgage Investors Trust
5.650%, 1M LIBOR + 0.500%, 07/25/37 (a)	8,696,450	2,050,144
Morgan Stanley ABS Capital I, Inc. Trust
5.210%, 1M LIBOR + 0.060%, 05/25/37 (a)	95,599	82,545
NovaStar Mortgage Funding Trust
5.350%, 1M LIBOR + 0.200%, 09/25/37 (a)	2,950,839	2,850,537
Option One Mortgage Corp. Asset-Backed Certificates
5.790%, 1M LIBOR + 0.640%, 08/25/33 (a)	7,374	7,001
Option One Mortgage Loan Trust
5.290%, 1M LIBOR + 0.140%, 01/25/37 (a)	4,225,798	2,724,971
Renaissance Home Equity Loan Trust
3.823%, 1M LIBOR + 0.880%, 08/25/33 (a)	63,628	57,217
Residential Asset Securities Corp. Trust
5.570%, 1M LIBOR + 0.280%, 06/25/36 (a)	120,162	119,956
5.730%, 1M LIBOR + 0.290%, 06/25/33 (a)	483,362	443,569

		44,955,037

Asset-Backed - Other—12.7%
ACAS CLO, Ltd.
6.152%, 3M LIBOR + 0.890%, 10/18/28 (144A) (a)	20,828,700	20,558,844
Adagio V CLO DAC
3.897%, 3M EURIBOR + 0.720%, 10/15/31 (144A) (EUR) (a)	11,000,000	11,744,559
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.930%, 1M LIBOR + 0.780%, 05/25/34 (a)	577,907	571,717
AMMC CLO 16, Ltd.
6.231%, 3M LIBOR + 0.980%, 04/14/29 (144A) (a)	1,772,494	1,772,006
Anchorage Capital CLO 11, Ltd.
6.413%, 3M LIBOR + 1.140%, 07/22/32 (144A) (a)	12,000,000	11,844,072
Ares European CLO X DAC
3.957%, 3M EURIBOR + 0.780%, 10/15/31 (144A) (EUR) (a)	11,000,000	11,750,824
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.910%, 1M LIBOR + 0.760%, 02/25/36 (a)	3,702,906	2,806,557
BSPDF Issuer, Ltd.
6.393%, 1M LIBOR + 1.200%, 10/15/36 (144A) (a)	12,000,000	11,577,841
Carlyle Global Market Strategies CLO, Ltd.
6.353%, 3M LIBOR + 1.080%, 04/22/32 (144A) (a)	13,500,000	13,301,199
Catamaran CLO, Ltd.
6.373%, 3M LIBOR + 1.100%, 04/22/30 (144A) (a)	14,113,137	13,933,815
CWABS Asset-Backed Certificates Trust
4.342%, 10/25/46 (a)	665,007	655,717
4.450%, 10/25/32 (a)	1,810,378	1,755,926
5.290%, 1M LIBOR + 0.140%, 07/25/37 (a)	5,908,528	5,339,224
5.290%, 1M LIBOR + 0.140%, 04/25/47 (a)	1,833,091	1,736,901
5.370%, 1M LIBOR + 0.220%, 09/25/37 (a)	2,242,156	2,246,598
5.430%, 1M LIBOR + 0.280%, 02/25/37 (a)	2,248,870	2,111,079
5.450%, 1M LIBOR + 0.150%, 09/25/46 (a)	622,784	616,555
5.450%, 1M LIBOR + 0.300%, 03/25/47 (a)	501,210	487,911
Dell Equipment Finance Trust
2.110%, 08/23/27 (144A)	1,716,196	1,707,154

Asset-Backed - Other—(Continued)
DLLAD LLC
5.190%, 04/20/26 (144A)	6,500,000	6,437,879
Dryden 80 CLO, Ltd.
6.236%, 3M TSFR + 1.250%, 01/17/33 (144A) (a)	1,400,000	1,378,342
First Franklin Mortgage Loan Trust
5.430%, 1M LIBOR + 0.280%, 12/25/36 (a)	4,644,993	1,935,214
5.460%, 1M LIBOR + 0.310%, 10/25/36 (a)	16,312,000	13,003,385
5.870%, 1M LIBOR + 0.720%, 10/25/35 (a)	55,185	55,186
6.080%, 1M LIBOR + 0.930%, 10/25/34 (a)	4,933,825	4,822,022
6.575%, 1M LIBOR + 1.425%, 10/25/34 (a)	1,711,570	1,702,772
Gallatin CLO, Ltd.
6.311%, 3M LIBOR + 1.050%, 01/21/28 (144A) (a)	3,616,176	3,601,281
GoodLeap Sustainable Home Solutions Trust
4.000%, 04/20/49 (144A)	10,536,346	9,217,467
GSAMP Trust
5.320%, 1M LIBOR + 0.170%, 12/25/36 (a)	2,326,044	1,121,029
5.735%, 1M LIBOR + 0.585%, 01/25/36 (a)	1,441,794	1,466,085
6.470%, 1M LIBOR + 1.320%, 12/25/34 (a)	4,144,965	3,331,895
Harvest CLO XX DAC
3.880%, 3M EURIBOR + 0.680%, 10/20/31 (144A) (EUR) (a)	10,900,000	11,594,650
Home Equity Loan Trust
5.380%, 1M LIBOR + 0.230%, 04/25/37 (a)	5,571,834	5,361,284
Home Equity Mortgage Loan Asset-Backed Trust
5.370%, 1M LIBOR + 0.220%, 04/25/37 (a)	2,141,352	1,583,677
JFIN CLO, Ltd.
6.500%, 3M LIBOR + 0.990%, 09/20/29 (144A) (a)	8,426,687	8,338,940
KREF, Ltd.
6.526%, 1M TSFR + 1.450%, 02/17/39 (144A) (a)	12,500,000	12,207,775
LCM XIII L.P.
6.135%, 3M LIBOR + 0.870%, 07/19/27 (144A) (a)	7,004,038	6,952,776
LCM XXV, Ltd.
6.149%, 3M TSFR + 1.100%, 07/20/30 (144A) (a)	11,177,401	11,099,763
Long Beach Mortgage Loan Trust
5.470%, 1M LIBOR + 0.320%, 05/25/36 (a)	27,837,589	8,710,340
5.670%, 1M LIBOR + 0.520%, 08/25/45 (a)	478,808	456,879
5.930%, 1M LIBOR + 0.780%, 08/25/35 (a)	8,535,518	8,251,130
Madison Park Funding, Ltd.
6.240%, 3M LIBOR + 0.990%, 04/20/32 (144A) (a)	7,300,000	7,208,619
Marathon CLO IX, Ltd.
6.410%, 3M LIBOR + 1.150%, 04/15/29 (144A) (a)	6,702,788	6,679,703
Merrill Lynch First Franklin Mortgage Loan Trust
6.400%, 1M LIBOR + 1.250%, 10/25/37 (a)	9,379,952	7,707,776
MF1 LLC
7.711%, 1M TSFR + 2.635%, 09/17/37 (144A) (a)	10,700,000	10,729,350
MF1, Ltd.
6.962%, 1M TSFR + 1.814%, 11/15/35 (144A) (a)	6,756,466	6,696,750
MidOcean Credit CLO II
6.329%, 3M LIBOR + 1.030%, 01/29/30 (144A) (a)	7,691,870	7,596,376
Morgan Stanley ABS Capital I, Inc. Trust
5.400%, 1M LIBOR + 0.250%, 07/25/36 (a)	2,755,151	2,359,915
5.450%, 1M LIBOR + 0.300%, 06/25/36 (a)	160,783	134,974
5.770%, 1M LIBOR + 0.620%, 12/25/35 (a)	1,019,400	972,139
Neuberger Berman CLO XIV, Ltd.
6.303%, 3M LIBOR + 1.030%, 01/28/30 (144A) (a)	12,485,795	12,384,010

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
OSD CLO, Ltd.
6.130%, 3M LIBOR + 0.870%, 04/17/31 (144A) (a)	13,184,772	$12,995,241
OZLM XVI, Ltd.
6.348%, 3M LIBOR + 1.030%, 05/16/30 (144A) (a)	9,625,819	9,528,117
Palmer Square European Loan Funding DAC
3.957%, 3M EURIBOR + 0.780%, 04/15/31 (144A) (EUR) (a)	9,346,751	10,009,861
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.885%, 1M LIBOR + 0.735%, 09/25/35 (a)	4,569,708	4,450,871
6.200%, 1M LIBOR + 1.050%, 10/25/34 (a)	3,271,085	3,191,954
6.950%, 1M LIBOR + 1.800%, 12/25/34 (a)	4,398,842	4,242,603
Regatta XI Funding, Ltd.
6.330%, 3M LIBOR + 1.070%, 07/17/31 (144A) (a)	11,200,000	11,083,173
Saxon Asset Securities Trust
5.550%, 1M LIBOR + 0.400%, 09/25/47 (a)	1,841,708	1,676,424
Sculptor CLO XXV, Ltd.
6.530%, 3M LIBOR + 1.270%, 01/15/31 (144A) (a)	15,050,000	14,865,969
Securitized Asset Backed Receivables LLC Trust
5.650%, 1M LIBOR + 0.500%, 03/25/36 (a)	13,994,031	8,668,911
5.650%, 1M LIBOR + 0.500%, 05/25/36 (a)	6,659,836	3,527,392
Soundview Home Loan Trust
5.260%, 1M LIBOR + 0.110%, 02/25/37 (a)	2,076,387	576,328
Specialty Underwriting & Residential Finance Trust
5.420%, 1M LIBOR + 0.270%, 04/25/37 (a)	2,600,395	1,789,177
Starwood, Ltd.
6.417%, SOFR30A + 1.350%, 11/15/38 (144A) (a)	13,000,000	12,708,930
Structured Asset Investment Loan Trust
5.300%, 1M LIBOR + 0.150%, 09/25/36 (a)	791,944	762,468
5.780%, 1M LIBOR + 0.630%, 11/25/35 (a)	4,423,423	4,217,636
Structured Asset Securities Corp. Mortgage Loan Trust
6.050%, 1M LIBOR + 0.900%, 08/25/37 (a)	81,945	80,315
Sunrun Demeter Issuer Trust
2.270%, 01/30/57 (144A)	12,505,700	9,983,006
Symphony CLO XVII, Ltd.
6.140%, 3M LIBOR + 0.880%, 04/15/28 (144A) (a)	690,461	687,226
TCI-Symphony CLO, Ltd.
6.262%, 3M LIBOR + 1.020%, 10/13/32 (144A) (a)	13,000,000	12,800,021
TCW CLO, Ltd.
6.225%, 3M LIBOR + 0.970%, 04/25/31 (144A) (a)	13,000,000	12,864,007
THL Credit Wind River CLO, Ltd.
6.340%, 3M LIBOR + 1.080%, 04/15/31 (144A) (a)	4,000,000	3,931,512
Toro European CLO 7 DAC
4.133%, 3M EURIBOR + 0.810%, 02/15/34 (144A) (EUR) (a)	15,000,000	15,905,020
U.S. Small Business Administration
6.220%, 12/01/28	414,796	413,723
Venture CLO, Ltd.
6.140%, 3M LIBOR + 0.880%, 04/15/27 (144A) (a)	7,523,502	7,476,766
6.240%, 3M LIBOR + 0.990%, 07/20/30 (144A) (a)	10,942,551	10,795,746
6.300%, 3M LIBOR + 1.050%, 07/20/30 (144A) (a)	12,913,131	12,761,208
Wells Fargo Home Equity Asset-Backed Securities Trust
5.870%, 1M LIBOR + 0.720%, 12/25/35 (a)	1,641,008	1,634,017

		495,245,504

Asset-Backed - Student Loan—0.0%
SoFi Professional Loan Program LLC
3.020%, 02/25/40 (144A)	1,390,977	1,314,807

Total Asset-Backed Securities (Cost $566,756,797)		552,274,667

Foreign Government—2.6%

Regional Government—0.3%
Japan Finance Organization for Municipalities
3.375%, 09/27/23 (144A)	14,000,000	13,918,816

Sovereign—2.3%
Chile Government International Bond
4.340%, 03/07/42	12,500,000	11,081,436
Israel Government International Bond
2.750%, 07/03/30	14,500,000	12,791,900
Ivory Coast Government International Bond
5.875%, 10/17/31 (144A) (EUR)	4,900,000	4,464,646
Japan Bank for International Cooperation
2.875%, 07/21/27	11,200,000	10,433,447
Peruvian Government International Bonds
6.350%, 08/12/28 (PEN)	35,000,000	9,785,271
6.950%, 08/12/31 (PEN)	3,600,000	1,005,725
Qatar Government International Bond
5.103%, 04/23/48	1,500,000	1,493,538
Republic of Poland Government International Bond
5.500%, 04/04/53	3,700,000	3,720,735
Republic of South Africa Government Bond
10.500%, 12/21/26(ZAR)	414,600,000	22,864,266
Saudi Government International Bonds
4.750%, 01/18/28 (144A)	6,000,000	5,943,624
5.000%, 01/18/53 (144A)	6,000,000	5,551,200

		89,135,788

Total Foreign Government (Cost $117,373,498)		103,054,604

Municipals—1.0%
Louisiana Local Government Environmental Facilities & Community Development Authority
5.048%, 12/01/34	5,900,000	5,942,727
New York State Urban Development Corp.
1.346%, 03/15/26	8,100,000	7,339,897
Sales Tax Securitization Corp.
3.007%, 01/01/33	10,100,000	8,569,591
3.057%, 01/01/34	2,000,000	1,677,791
State of Illinois General Obligation Unlimited, Build America Bond
6.725%, 04/01/35	5,280,000	5,543,560
Texas Natural Gas Securitization Finance Corp.
5.169%, 04/01/41	5,900,000	6,072,040
Tobacco Settlement Finance Authority
1.820%, 06/01/26	2,250,000	2,024,444

Total Municipals (Cost $39,898,069)		37,170,050

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loan (k)—0.2%

Security Description	Principal Amount*	Value

Investment Companies—0.2%
Castlelake L.P.
First Lien Term Loan, 2.950%, 3M LIBOR + 2.950%, 05/13/31 (Cost $7,149,471)	7,158,332	$6,514,082

Short-Term Investments—9.7%

Commercial Paper—3.6%
AT&T, Inc.
5.700%, 03/19/24 (l)	10,000,000	9,572,552
Becton Dickinson & Co.
5.390%, 07/10/23 (l)	4,250,000	4,243,814
Daimler Truck Finance North America LLC
5.350%, 07/21/23 (l)	3,000,000	2,990,421
Duke Energy Corp.
5.400%, 07/10/23 (l)	2,750,000	2,745,997
Electricite de France S.A.
5.510%, 08/03/23 (l)	5,449,000	5,420,237
5.510%, 08/04/23 (l)	5,451,000	5,421,386
Enbridge U.S., Inc.
5.450%, 07/03/23 (l)	900,000	899,595
Enel Finance America LLC
5.450%, 07/06/23 (l)	4,300,000	4,296,267
5.450%, 07/24/23 (l)	4,700,000	4,683,234
5.450%, 07/26/23 (l)	5,100,000	5,080,232
Entergy Corp.
5.430%, 07/17/23 (l)	1,600,000	1,595,975
Haleon UK Capital plc
5.520%, 07/19/23 (l)	5,600,000	5,583,954
Mondelez International, Inc.
5.370%, 07/24/23 (l)	6,975,000	6,950,262
National Grid North America, Inc.
5.450%, 07/13/23 (l)	4,500,000	4,491,436
Northrop Grumman Corp.
5.600%, 08/17/23 (l)	6,800,000	6,750,387
5.600%, 08/22/23 (l)	7,800,000	7,736,934
Penske Truck Leasing Co. L.P.
5.350%, 07/11/23 (l)	8,100,000	8,086,776
5.400%, 07/10/23 (l)	500,000	499,260
Raytheon Technologies Corp.
5.450%, 07/12/23 (l)	7,800,000	7,786,194
S&P Global, Inc.
5.400%, 07/06/23 (l)	7,900,000	7,893,062
Thomson Reuters Corp.
5.450%, 07/05/23 (l)	7,800,000	7,794,243
5.470%, 07/12/23 (l)	4,950,000	4,941,197
5.470%, 07/13/23 (l)	8,150,000	8,134,290
5.470%, 07/18/23 (l)	5,050,000	5,036,484
Walgreens Boots Alliance, Inc.
5.850%, 07/07/23 (l)	7,800,000	7,791,287
6.000%, 07/06/23 (l)	4,200,000	4,195,983

		140,621,459

Repurchase Agreements—6.1%
Barclays Bank plc Repurchase Agreement dated 06/30/2023 at 5.080%, due on 07/05/23 with a maturity value of $110,331,138; collateralized by U.S. Treasury Notes at 4.625%, maturing 06/30/25, with a market value of $112,555,226.	110,300,000	110,300,000
Repurchase Agreement dated 06/30/2023 at 5.180%, due on 07/03/23 with a maturity value of $109,347,181; collateralized by U.S. Treasury Bonds at 4.625%, maturing 02/15/40, with a market value of $110,646,593.	109,300,000	109,300,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/2023 at 5.130%, due on 07/03/23 with a maturity value of $12,505,344; collateralized by U.S. Treasury Notes at 0.250%, maturing 07/31/25, with a market value of $12,742,177.	12,500,000	12,500,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $5,943,183; collateralized by U.S. Treasury Note at 0.750%, maturing 03/31/26, with a market value of $6,060,917.	5,942,044	5,942,044

		238,042,044

Total Short-Term Investments (Cost $378,693,442)		378,663,503

Total Purchased Options— 0.0% (m) (Cost $128,000)		18,446
Total Investments— 141.9% (Cost $5,939,674,879)		5,534,131,255
Other assets and liabilities (net)—(41.9)%		(1,632,919,064)

Net Assets—100.0%		$3,901,212,191

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $1,154,708, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Principal amount of security is adjusted for inflation.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2023, the market value of securities pledged was $27,798,540.
(f)	All or a portion of the security was pledged as collateral against open OTC option contracts, OTC swap contracts and forward foreign currency exchange contracts. As of June 30, 2023, the market value of securities pledged was $4,603,510.
(g)	All or a portion of the security was pledged as collateral against TBA securities. As of June 30, 2023, the value of securities pledged amounted to $6,471,769.
(h)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2023, the market value of securities pledged was $6,154,381.
(i)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(j)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(k)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(l)	The rate shown represents current yield to maturity.
(m)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $1,300,631,881, which is 33.3% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
British Airways Pass-Through Trust, 4.125%, 09/20/31	10/01/19	$1,301,144	$1,379,212	$1,154,708

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.000%	TBA	$(10,700,000)	$(8,778,598)	$(8,737,637)
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.500%	TBA	(85,800,000)	(73,583,555)	(72,749,016)

Totals				$(82,362,153)	$(81,486,653)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	9,132,603	BNP	07/05/23	USD	5,925,456	$158,229
AUD	7,929,874	CBNA	07/05/23	USD	5,173,776	108,711
AUD	17,646,234	JPMC	07/05/23	USD	11,536,684	218,358
AUD	6,859,639	SG	07/05/23	USD	4,489,757	79,793
AUD	8,219,756	SG	07/05/23	USD	5,376,090	99,502
AUD	5,821,894	UBSA	07/05/23	USD	3,811,303	66,953
AUD	17,755,974	BNP	08/02/23	USD	11,770,261	67,305
AUD	2,811,403	UBSA	08/02/23	USD	1,862,886	11,422
AUD	13,393,837	UBSA	08/02/23	USD	8,993,479	(64,066)
AUD	21,648,786	UBSA	08/02/23	USD	14,332,254	100,575
CLP	13,221,941,955	CBNA	07/14/23	USD	16,337,504	136,675
CLP	13,413,349,262	CBNA	11/06/23	USD	16,486,418	17,052
CNY	384,384	BNP	08/16/23	USD	56,217	(3,060)
CNY	405,512	JPMC	08/16/23	USD	59,294	(3,216)
CNY	327,408	UBSA	08/16/23	USD	47,596	(2,319)
EUR	969,000	CBNA	08/16/23	USD	1,040,223	19,333
EUR	960,000	JPMC	08/16/23	USD	1,043,916	5,800
GBP	874,000	BBP	08/16/23	USD	1,080,667	29,582
GBP	1,559,000	JPMC	08/16/23	USD	1,932,761	47,648
GBP	796,000	UBSA	08/16/23	USD	1,003,504	7,661
IDR	221,553,806	CBNA	07/03/23	USD	14,745	33
IDR	179,823,183,437	CBNA	07/03/23	USD	11,967,469	26,741
IDR	59,515,415,944	JPMC	09/22/23	USD	3,955,564	11,566
IDR	179,977,059,302	CBNA	09/26/23	USD	12,021,552	(25,001)

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
INR	76,615,493	CBNA	09/20/23	USD	930,687	$695
INR	1,179,303,759	UBSA	09/20/23	USD	14,264,989	71,308
INR	105,733,157	JPMC	12/20/23	USD	1,281,284	(509)
INR	702,952,977	JPMC	12/20/23	USD	8,518,448	(3,387)
JPY	145,700,000	JPMC	08/16/23	USD	1,070,220	(54,015)
JPY	2,389,076,743	JPMC	08/16/23	USD	17,984,333	(1,321,385)
MYR	1,437,265	BBP	07/20/23	USD	313,259	(5,022)
NZD	2,496,000	BBP	07/05/23	USD	1,517,818	13,977
PEN	18,164,624	CBNA	07/10/23	USD	4,938,052	66,715
PEN	10,221,586	CBNA	07/12/23	USD	2,790,115	25,633
PEN	11,965,436	CBNA	07/14/23	USD	3,266,924	28,603
PEN	2,573,955	GSBU	07/20/23	USD	705,000	3,533
PEN	18,164,624	BNP	08/01/23	USD	4,974,974	19,746
PEN	10,235,608	BBP	08/14/23	USD	2,804,430	7,108
PEN	2,831,772	CBNA	08/14/23	USD	724,924	52,913
PEN	1,678,469	BBP	09/13/23	USD	458,260	1,831
PEN	4,344,753	DBAG	09/13/23	USD	1,185,795	5,159
PEN	1,911,282	JPMC	09/13/23	USD	522,351	1,557
PEN	5,159,448	GSBU	09/20/23	USD	1,412,000	1,654
THB	206,826,599	JPMC	09/20/23	USD	6,025,782	(148,357)
THB	449,684,541	JPMC	09/20/23	USD	13,113,395	(334,636)
TWD	903,553	CBNA	08/22/23	USD	29,509	(340)
TWD	348,085,050	GSBU	09/20/23	USD	11,437,374	(161,539)
ZAR	22,006,998	BBP	08/15/23	USD	1,202,919	(38,417)

Contracts to Deliver
AUD	17,755,974	BNP	07/05/23	USD	11,761,028	(67,117)
AUD	21,648,786	UBSA	07/05/23	USD	14,320,672	(100,671)
AUD	13,393,837	UBSA	07/05/23	USD	8,986,461	64,154
AUD	2,811,403	UBSA	07/05/23	USD	1,861,430	(11,387)
CAD	541,000	BNP	07/05/23	USD	409,692	1,313
CAD	386,000	DBAG	07/05/23	USD	290,586	(789)
CAD	308,000	GSBU	07/05/23	USD	227,231	(5,266)
CAD	1,233,768	CBNA	08/02/23	USD	931,654	(45)
CLP	13,246,836,445	CBNA	07/14/23	USD	16,486,417	(18,780)
CLP	13,338,586,529	CBNA	08/01/23	USD	16,099,682	(476,937)
DKK	8,333,573	CBNA	07/05/23	USD	1,197,112	(24,192)
DKK	8,321,414	UBSA	08/02/23	USD	1,213,409	(8,117)
EUR	922,000	BBP	08/16/23	USD	1,009,724	1,560
EUR	695,000	CBNA	08/16/23	USD	753,429	(6,522)
EUR	665,000	CBNA	08/16/23	USD	713,816	(13,331)
EUR	70,845,724	JPMC	08/16/23	USD	78,035,297	568,759
GBP	14,755,936	BBP	08/16/23	USD	18,520,568	(224,001)
GBP	51,975,433	JPMC	08/16/23	USD	65,829,708	(195,047)
GBP	45,526,631	UBSA	08/16/23	USD	57,544,706	(288,091)
IDR	179,823,183,437	CBNA	07/03/23	USD	12,021,552	27,343
IDR	221,553,806	CBNA	07/03/23	USD	14,745	(33)
IDR	1,403,913,290	JPMC	09/20/23	USD	94,292	710
IDR	225,551,067,105	SG	09/20/23	USD	15,159,530	124,797
IDR	221,826,579	CBNA	09/26/23	USD	14,745	(42)
JPY	603,900,000	CBNA	08/16/23	USD	4,439,990	228,006
KRW	165,116,460	CBNA	09/20/23	USD	128,409	2,585
MXN	2,078,000	JPMC	07/14/23	USD	120,678	(511)
NZD	2,496,000	BBP	07/05/23	USD	1,498,461	(33,334)
NZD	2,496,000	BBP	08/02/23	USD	1,517,655	(13,962)
PEN	18,164,624	BNP	07/10/23	USD	4,982,753	(22,015)
PEN	10,212,332	BBP	07/12/23	USD	2,804,430	(8,768)
PEN	99,791,615	JPMC	09/20/23	USD	27,102,557	(239,671)
SGD	20,168,486	UBSA	09/20/23	USD	15,090,920	134,682

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
TWD	74,627,900	BNP	08/22/23	USD	2,444,332	$35,168
TWD	178,670,919	CBNA	08/22/23	USD	5,843,091	75,173
TWD	98,130,580	CBNA	08/22/23	USD	3,215,077	47,191
ZAR	77,955,628	BNP	08/15/23	USD	4,188,956	63,928
ZAR	94,324,173	BBP	08/15/23	USD	5,103,183	112,013
ZAR	153,236,773	BBP	08/18/23	USD	7,967,554	(138,509)
ZAR	93,920,790	UBSA	09/12/23	USD	5,357,015	401,321

Net Unrealized Depreciation						$(660,333)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3 Month SOFR Futures	03/19/24	100	USD	23,660,000	$(237,900)
Euro-Bobl Futures	09/07/23	166	EUR	19,207,860	(284,563)
U.S. Treasury Long Bond Futures	09/20/23	233	USD	29,569,156	10,575
U.S. Treasury Note 10 Year Futures	09/20/23	132	USD	14,819,063	(137,375)
U.S. Treasury Note 2 Year Futures	09/29/23	158	USD	32,128,313	(310,929)
U.S. Treasury Ultra Long Bond Futures	09/20/23	109	USD	14,847,844	136,079

Futures Contracts—Short
Euro-BTP Futures	09/07/23	(2)	EUR	(232,220)	(2,043)
Euro-Bund Futures	09/07/23	(808)	EUR	(108,061,920)	1,060,268
Euro-Buxl 30 Year Bond Futures	09/07/23	(46)	EUR	(6,421,600)	(87,691)
Euro-OAT Futures	09/07/23	(459)	EUR	(58,935,600)	506,120
Japanese Government 10 Year Bond Futures	09/12/23	(194)	JPY	(28,818,700,000)	(716,776)
U.S. Treasury Note 5 Year Futures	09/29/23	(1,144)	USD	(122,515,250)	1,591,607
U.S. Treasury Note Ultra 10 Year Futures	09/20/23	(712)	USD	(84,327,500)	614,342

Net Unrealized Appreciation					$2,141,714

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 10 Yr. IRS	4.200%	GSBU	12M SOFR	Receive	09/06/23	12,800,000	USD	12,800,000	$128,000	$18,446	$(109,554)

Written Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 1 Yr. IRS	3.225%	GSBU	12M SOFR	Receive	10/23/23	(1,500,000)	USD	(1,500,000)	$(10,406)	$(258)	$10,148
Call - OTC - 1 Yr. IRS	3.140%	GSBU	12M SOFR	Receive	10/23/23	(6,400,000)	USD	(6,400,000)	(44,959)	(975)	43,984
Call - OTC - 1 Yr. IRS	2.150%	GSBU	12M SOFR	Receive	11/20/23	(15,600,000)	USD	(15,600,000)	(54,405)	(1,275)	53,130
Call - OTC - 1 Yr. IRS	3.190%	GSBU	12M SOFR	Receive	10/23/23	(14,100,000)	USD	(14,100,000)	(97,995)	(2,310)	95,685
Call - OTC - 1 Yr. IRS	2.697%	GSBU	12M SOFR	Receive	04/02/24	(34,500,000)	USD	(34,500,000)	(270,610)	(374,891)	(104,281)
Call - OTC - 10 Yr. IRS	3.200%	MSCS	12M SOFR	Receive	07/06/23	(2,000,000)	USD	(2,000,000)	(6,450)	(27)	6,423

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Written Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 10 Yr. IRS	3.200%	BNP	12M SOFR	Receive	07/06/23	(2,000,000)	USD	(2,000,000)	$(6,400)	$(27)	$6,373
Call - OTC - 10 Yr. IRS	3.260%	GSBU	12M SOFR	Receive	07/26/23	(1,600,000)	USD	(1,600,000)	(5,200)	(3,225)	1,975
Call - OTC - 10 Yr. IRS	3.260%	BBP	12M SOFR	Receive	07/26/23	(1,600,000)	USD	(1,600,000)	(5,200)	(3,225)	1,975
Call - OTC - 7 Yr. IRS	3.350%	BBP	12M SOFR	Receive	07/27/23	(2,000,000)	USD	(2,000,000)	(4,650)	(3,836)	814
Call - OTC - 7 Yr. IRS	3.350%	GSBU	12M SOFR	Receive	07/27/23	(2,000,000)	USD	(2,000,000)	(4,750)	(3,836)	914
Put - OTC - 1 Yr. IRS	3.225%	GSBU	12M SOFR	Pay	10/23/23	(1,500,000)	USD	(1,500,000)	(10,407)	(27,604)	(17,197)
Put - OTC - 1 Yr. IRS	3.140%	GSBU	12M SOFR	Pay	10/23/23	(6,400,000)	USD	(6,400,000)	(44,960)	(122,814)	(77,854)
Put - OTC - 1 Yr. IRS	3.650%	GSBU	12M SOFR	Pay	11/20/23	(15,600,000)	USD	(15,600,000)	(54,405)	(216,169)	(161,764)
Put - OTC - 1 Yr. IRS	3.190%	GSBU	12M SOFR	Pay	10/23/23	(14,100,000)	USD	(14,100,000)	(97,995)	(264,040)	(166,045)
Put - OTC - 1 Yr. IRS	2.697%	GSBU	12M SOFR	Pay	04/02/24	(34,500,000)	USD	(34,500,000)	(270,610)	(966,908)	(696,298)
Put - OTC - 1 Yr. IRS	4.715%	MSCS	12M SOFR	Pay	09/11/23	(226,500,000)	USD	(226,500,000)	(634,199)	(1,342,352)	(708,153)
Put - OTC - 10 Yr. IRS	3.650%	MSCS	12M SOFR	Pay	07/06/23	(2,000,000)	USD	(2,000,000)	(6,450)	(2,153)	4,297
Put - OTC - 10 Yr. IRS	3.650%	BNP	12M SOFR	Pay	07/06/23	(2,000,000)	USD	(2,000,000)	(6,400)	(2,153)	4,247
Put - OTC - 10 Yr. IRS	3.660%	BBP	12M SOFR	Pay	07/26/23	(1,600,000)	USD	(1,600,000)	(5,200)	(7,730)	(2,530)
Put - OTC - 10 Yr. IRS	3.660%	GSBU	12M SOFR	Pay	07/26/23	(1,600,000)	USD	(1,600,000)	(5,200)	(7,730)	(2,530)
Put - OTC - 7 Yr. IRS	3.850%	BBP	12M SOFR	Pay	07/27/23	(2,000,000)	USD	(2,000,000)	(4,650)	(7,067)	(2,417)
Put - OTC - 7 Yr. IRS	3.850%	GSBU	12M SOFR	Pay	07/27/23	(2,000,000)	USD	(2,000,000)	(4,750)	(7,067)	(2,317)

Totals									$(1,656,251)	$(3,367,672)	$(1,711,421)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Note 10 Yr. Futures	USD	113.750	07/21/23	(24)	USD	(24,000)	$(4,318)	$(5,250)	$(932)
Call - SOFR 3 Month Interest Rate Futures	USD	98.000	12/15/23	(76)	USD	(190,000)	(61,688)	(3,800)	57,888
Put - U.S. Treasury Note 10 Yr. Futures	USD	110.750	07/21/23	(24)	USD	(24,000)	(4,994)	(4,875)	119
Put - SOFR 3 Month Interest Rate Futures	USD	96.500	12/15/23	(76)	USD	(190,000)	(71,088)	(359,575)	(288,487)
Put - SOFR 3 Month Interest Rate Futures	USD	96.750	12/15/23	(1,092)	USD	(2,730,000)	(1,132,350)	(5,814,900)	(4,682,550)

Totals							$(1,274,438)	$(6,188,400)	$(4,913,962)

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Receive	12M FEDL	Monthly	09/13/23	JPMC	iShares iBoxx $ Investment Grade Corporate Bond ETF	USD	129,768,000	$—	$—	$—

(1)	There was no upfront premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	1.573%	Annually	02/28/27	USD	6,100,000	$(531,786)	$—	$(531,786)
Pay	12M SOFR	Annually	1.635%	Annually	04/18/27	USD	30,000,000	(2,607,837)	—	(2,607,837)
Pay	12M SOFR	Annually	1.690%	Annually	04/19/27	USD	30,000,000	(2,550,771)	—	(2,550,771)
Pay	12M SOFR	Annually	1.783%	Annually	04/22/27	USD	22,900,000	(1,875,867)	—	(1,875,867)
Pay	12M SOFR	Annually	2.150%	Annually	06/15/27	USD	86,400,000	(6,076,028)	—	(6,076,028)
Pay	12M SOFR	Annually	2.850%	Annually	08/29/27	USD	16,900,000	(771,206)	—	(771,206)
Pay	12M SOFR	Annually	3.050%	Annually	09/08/29	USD	7,300,000	(286,556)	—	(286,556)

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M TONA	Annually	0.000%	Annually	03/17/24	JPY	10,670,000,000	$14,494	$55,951	$(41,457)
Pay	3M NZDBB	Quarterly	3.750%	Semi-Annually	06/15/27	NZD	41,800,000	(1,008,162)	(469,358)	(538,804)
Pay	3M NZDBB	Quarterly	4.000%	Semi-Annually	06/14/24	NZD	112,100,000	(1,157,035)	(197,110)	(959,925)
Pay	3M NZDBB	Quarterly	4.250%	Semi-Annually	12/21/27	NZD	2,900,000	(36,398)	1,755	(38,153)
Pay	6M CDOR	Semi-Annually	4.000%	Semi-Annually	06/21/25	CAD	206,100,000	(2,135,474)	(2,237,454)	101,980
Pay	6M EURIBOR	Annually	0.550%	Annually	08/10/24	EUR	5,000,000	(201,914)	—	(201,914)
Pay	6M EURIBOR	Annually	0.650%	Annually	04/12/27	EUR	27,000,000	(2,829,906)	—	(2,829,906)
Pay	6M EURIBOR	Annually	1.000%	Annually	05/13/27	EUR	23,700,000	(2,213,445)	—	(2,213,445)
Pay	6M EURIBOR	Annually	1.000%	Annually	05/18/27	EUR	9,200,000	(861,517)	(342,634)	(518,883)
Pay	6M EURIBOR	Annually	1.580%	Annually	05/24/24	EUR	265,900,000	(6,108,996)	(225,218)	(5,883,778)
Pay	6M EURIBOR	Annually	2.547%	Annually	03/09/33	EUR	7,100,000	(294,335)	—	(294,335)
Pay	6M EURIBOR	Annually	3.000%	Annually	09/20/33	EUR	94,400,000	133,037	(646,366)	779,403
Pay	6M TONA	Semi-Annually	0.380%	Semi-Annually	06/18/28	JPY	8,640,000,000	231,839	1,683,266	(1,451,427)
Receive	12M SOFR	Annually	1.750%	Annually	06/15/32	USD	57,000,000	7,917,282	7,877,754	39,528
Receive	12M SOFR	Annually	1.750%	Annually	12/21/52	USD	62,900,000	16,847,478	11,539,409	5,308,069
Receive	12M SOFR	Annually	3.750%	Annually	06/21/25	USD	91,700,000	1,816,348	1,513,472	302,876
Receive	12M TONA	Annually	0.500%	Annually	03/15/42	JPY	5,085,000,000	2,667,004	1,368,534	1,298,470
Receive	12M TONA	Annually	0.662%	Annually	04/19/42	JPY	285,000,000	94,640	—	94,640
Receive	12M TONA	Annually	0.800%	Annually	06/15/52	JPY	5,040,000,000	2,128,155	34,587	2,093,568
Receive	6M TONA	Semi-Annually	0.785%	Semi-Annually	11/12/38	JPY	870,000,000	83,139	(603,529)	686,668
Receive	6M TONA	Semi-Annually	0.800%	Semi-Annually	10/22/38	JPY	570,000,000	44,331	(406,395)	450,726

Totals								$430,514	$18,946,664	$(18,516,150)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.35.V1	(5.000%)	Quarterly	12/20/25	2.981%	USD	4,018,000	$(180,988)	$(178,517)	$(2,471)
CDX.NA.HY.36 V1	(5.000%)	Quarterly	06/20/26	3.311%	USD	7,644,000	(337,559)	(419,451)	81,892

Totals							$(518,547)	$(597,968)	$79,421

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AT&T, Inc. 3.800%, due 02/15/27.	1.000%	Quarterly	06/20/28	0.976%	USD	15,500,000	$16,088	$(64,131)	$80,219
Barclays Bank plc 1.500%, due 04/04/17	1.000%	Quarterly	12/20/23	0.836%	EUR	3,800,000	3,209	2,012	1,197
Boeing Co. 2.600%, due 10/30/25	1.000%	Quarterly	12/20/27	0.858%	USD	3,400,000	19,206	(129,185)	148,391
CDX.NA.IG.39.V1	1.000%	Quarterly	12/20/27	0.639%	USD	3,700,000	53,617	22,334	31,283
CDX.NA.IG.40.V1	1.000%	Quarterly	06/20/28	0.661%	USD	15,700,000	234,621	158,553	76,068
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	0.264%	USD	4,800,000	16,646	11,101	5,545
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	06/20/24	0.342%	USD	2,900,000	18,235	11,285	6,950
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	06/20/26	0.564%	USD	4,700,000	56,626	29,298	27,328
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/26	0.630%	USD	500,000	5,894	3,846	2,048

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Rolls Royce plc 2.125%, due 06/18/21	1.000%	Quarterly	06/20/24	0.983%	EUR	6,200,000	$1,103	$(139,957)	$141,060
Rolls Royce plc 2.125%, due 06/18/21	1.000%	Quarterly	12/20/24	1.118%	EUR	5,000,000	(9,188)	(174,226)	165,038
T-Mobile USA, Inc. 4.750%, due 02/01/28	5.000%	Quarterly	06/20/28	0.990%	USD	7,000,000	1,220,317	1,200,450	19,867
Verizon Communications, Inc. 4.125%, due 03/16/27	1.000%	Quarterly	12/20/27	0.899%	USD	500,000	2,000	(7,713)	9,713
Verizon Communications, Inc. 4.125%, due 03/16/27	1.000%	Quarterly	06/20/28	0.962%	USD	6,100,000	10,150	3,224	6,926

Totals							$1,648,524	$926,891	$721,633

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Banco do Brasil S.A. 4.625%, due 01/15/25	1.000%	Quarterly	12/20/24	JPMC	1.804%	USD	4,000,000	$(45,318)	$(72,512)	$27,194
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/26	BBP	1.668%	USD	2,400,000	(50,541)	(78,751)	28,210
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/26	CBNA	1.668%	USD	1,700,000	(35,800)	(59,392)	23,592
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/26	JPMC	1.668%	USD	3,200,000	(67,389)	(57,690)	(9,699)
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	06/20/27	BNP	1.867%	USD	2,400,000	(73,846)	(87,225)	13,379
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	06/20/27	CBNA	1.867%	USD	400,000	(12,308)	(10,988)	(1,320)
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	06/20/27	GSI	1.867%	USD	3,200,000	(98,461)	(89,759)	(8,702)
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	06/20/27	JPMC	1.867%	USD	1,300,000	(40,000)	(38,128)	(1,872)
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/27	BNP	2.135%	USD	500,000	(22,287)	(38,320)	16,033
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/27	GSI	2.135%	USD	1,400,000	(62,403)	(107,272)	44,869
Republic of South Africa 5.500%, due 03/09/20	1.000%	Quarterly	06/20/24	GSI	1.021%	USD	14,280,000	(2,801)	(110,593)	107,792
Republic of South Africa 5.875%, due 09/16/25	1.000%	Quarterly	12/20/26	CBNA	2.145%	USD	3,100,000	(110,624)	(105,921)	(4,703)
Republic of South Africa 5.875%, due 09/16/25	1.000%	Quarterly	12/20/26	MSCS	2.145%	USD	36,100,000	(1,288,231)	(1,216,576)	(71,655)

Totals								$(1,910,009)	$(2,073,127)	$163,118

(a)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(SG)—	Societe Generale
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(CNY)—	Chinese Yuan
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PEN)—	Peruvian Nuevo Sol
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(ECOFC)—	Enterprise 11th District COFI Replacement Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDL)—	Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(NZDBB)—	New Zealand Dollar Bank Bill Index
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TONA)—	Tokyo Overnight Average Rate
(TSFR)—	Term Secured Overnight Financing Rate
(UKG)—	U.K. Government Bond

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(ETF)—	Exchange-Traded Fund
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,693,197,927	$—	$2,693,197,927
Total Corporate Bonds & Notes*	—	1,190,610,907	—	1,190,610,907
Total Mortgage-Backed Securities*	—	572,627,069	—	572,627,069
Total Asset-Backed Securities*	—	552,274,667	—	552,274,667
Total Foreign Government*	—	103,054,604	—	103,054,604
Total Municipals*	—	37,170,050	—	37,170,050
Total Floating Rate Loan*	—	6,514,082	—	6,514,082
Total Short-Term Investments*	—	378,663,503	—	378,663,503
Total Purchased Options at Value*	—	18,446	—	18,446
Total Investments	$—	$5,534,131,255	$—	$5,534,131,255

TBA Forward Sales Commitments	$—	$(81,486,653)	$—	$(81,486,653)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,402,074	$—	$3,402,074
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,062,407)	—	(4,062,407)
Total Forward Contracts	$—	$(660,333)	$—	$(660,333)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,918,991	$—	$—	$3,918,991
Futures Contracts (Unrealized Depreciation)	(1,777,277)	—	—	(1,777,277)
Total Futures Contracts	$2,141,714	$—	$—	$2,141,714
Written Options
Interest Rate Swaptions at Value	$—	$(3,367,672)	$—	$(3,367,672)
Options on Exchange-Traded Futures Contracts at Value	(6,188,400)	—	—	(6,188,400)
Total Written Options	$(6,188,400)	$(3,367,672)	$—	$(9,556,072)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$11,959,453	$—	$11,959,453
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(29,674,549)	—	(29,674,549)
Total Centrally Cleared Swap Contracts	$—	$(17,715,096)	$—	$(17,715,096)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	—	(1,910,009)	—	(1,910,009)
Total OTC Swap Contracts	$—	$(1,910,009)	$—	$(1,910,009)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)	$5,534,131,255
Cash denominated in foreign currencies (b)	5,833,538
Cash collateral (c)	23,601,000
Unrealized appreciation on forward foreign currency exchange contracts	3,402,074
Receivable for:
Investments sold	1,767,894
TBA securities sold (d)	1,507,030,980
Premiums on written options	560,931
Fund shares sold	3,675,402
Interest	26,743,354
Variation margin on futures contracts	3,216,034
Interest on OTC swap contracts	507,620
Prepaid expenses	32,509

Total Assets	7,110,502,591
Liabilities
Due to custodian	644,043
Written options at value (e)	9,556,072
TBA Forward sales commitments, at value	81,486,653
OTC swap contracts at market value (f)	1,910,009
Cash collateral (g)	2,061,000
Unrealized depreciation on forward foreign currency exchange contracts	4,062,407
Payables for:
Investments purchased	121,308,164
TBA securities purchased (d)	2,985,159,286
Fund shares redeemed	363,089
Variation margin on centrally cleared swap contracts	194,092
Accrued Expenses:
Management fees	1,441,591
Distribution and service fees	417,819
Deferred trustees’ fees	164,939
Other expenses	521,236

Total Liabilities	3,209,290,400

Net Assets	$3,901,212,191

Net Assets Consist of:
Paid in surplus	$4,702,524,785
Distributable earnings (Accumulated losses)	(801,312,594)

Net Assets	$3,901,212,191

Net Assets
Class A	$1,857,883,378
Class B	2,023,350,841
Class E	19,977,972
Capital Shares Outstanding*
Class A	194,880,275
Class B	216,444,939
Class E	2,110,153
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.53
Class B	9.35
Class E	9.47

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $5,939,674,879.
(b)	Identified cost of cash denominated in foreign currencies was $5,912,083.
(c)	Includes collateral of $13,467,000 for futures contracts and $10,134,000 for centrally cleared swap contracts.
(d)	Included within TBA securities sold is $91,247,332 related to TBA forward sale commitments and included within TBA securities purchased is $8,764,805 related to TBA forward sale commitments.
(e)	Premiums received on written options were $2,930,689.
(f)	Net premium received on OTC swap contracts was $2,073,127.
(g)	Includes collateral of $931,000 for OTC swap contracts and forward foreign currency exchange contracts and $1,130,000 for TBAs.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Interest	$81,974,108

Total investment income	81,974,108

Expenses
Management fees	9,468,665
Administration fees	85,389
Custodian and accounting fees	259,555
Distribution and service fees—Class B	2,553,708
Distribution and service fees—Class E	14,745
Interest expense	15,113
Audit and tax services	61,502
Legal	20,899
Trustees’ fees and expenses	17,766
Shareholder reporting	62,324
Insurance	19,208
Miscellaneous	17,307

Total expenses	12,596,181
Less management fee waiver	(657,469)

Net expenses	11,938,712

Net Investment Income	70,035,396

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(60,453,494)
Purchased options	962,625
Futures contracts	5,080,503
Written options	631,123
Swap contracts	(18,791,599)
Foreign currency transactions	(61,125)
Forward foreign currency transactions	(15,561,613)

Net realized gain (loss)	(88,193,580)

Net change in unrealized appreciation (depreciation) on:
Investments	92,425,889
Purchased options	(228,444)
Futures contracts	(12,483,136)
Written options	(2,543,180)
Swap contracts	14,159,424
Foreign currency transactions	(216)
Forward foreign currency transactions	7,407,923

Net change in unrealized appreciation (depreciation)	98,738,260

Net realized and unrealized gain (loss)	10,544,680

Net Increase (Decrease) in Net Assets From Operations	$80,580,076

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$70,035,396	$114,150,204
Net realized gain (loss)	(88,193,580)	(227,330,148)
Net change in unrealized appreciation (depreciation)	98,738,260	(617,929,235)

Increase (decrease) in net assets from operations	80,580,076	(731,109,179)

From Distributions to Shareholders
Class A	(57,943,724)	(66,219,580)
Class B	(58,680,150)	(67,116,890)
Class E	(582,446)	(627,519)

Total distributions	(117,206,320)	(133,963,989)

Increase (decrease) in net assets from capital share transactions	22,839,890	(523,548,780)

Total increase (decrease) in net assets	(13,786,354)	(1,388,621,948)

Net Assets
Beginning of period	3,914,998,545	5,303,620,493

End of period	$3,901,212,191	$3,914,998,545

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	2,642,404	$26,060,769	783,465	$8,063,608
Reinvestments	6,086,526	57,943,724	6,729,632	66,219,580
Redemptions	(6,555,380)	(64,609,254)	(28,749,544)	(295,964,474)

Net increase (decrease)	2,173,550	$19,395,239	(21,236,447)	$(221,681,286)

Class B
Sales	4,259,908	$40,885,069	5,350,884	$53,955,648
Reinvestments	6,282,671	58,680,150	6,955,118	67,116,890
Redemptions	(10,025,018)	(96,840,224)	(36,740,156)	(372,231,128)

Net increase (decrease)	517,561	$2,724,995	(24,434,154)	$(251,158,590)

Class E
Sales	140,648	$1,372,956	33,221	$334,828
Reinvestments	61,569	582,446	64,229	627,519
Redemptions	(126,532)	(1,235,746)	(4,768,591)	(51,671,251)

Net increase (decrease)	75,685	$719,656	(4,671,141)	$(50,708,904)

Increase (decrease) derived from capital shares transactions		$22,839,890		$(523,548,780)

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.64		$11.63	$12.53	$12.00	$11.39	$11.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18		0.28	0.25	0.29	0.35	0.29
Net realized and unrealized gain (loss)	0.02		(1.94)	(0.39)	0.75	0.63	(0.29)

Total income (loss) from investment operations	0.20		(1.66)	(0.14)	1.04	0.98	0.00

Less Distributions
Distributions from net investment income	(0.31)		(0.33)	(0.25)	(0.51)	(0.37)	(0.18)
Distributions from net realized capital gains	0.00		0.00	(0.51)	0.00	0.00	0.00

Total distributions	(0.31)		(0.33)	(0.76)	(0.51)	(0.37)	(0.18)

Net Asset Value, End of Period	$9.53		$9.64	$11.63	$12.53	$12.00	$11.39

Total Return (%) (b)	2.05	(c)	(14.34)	(1.13)	8.82	8.69	0.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	(d)	0.52	0.50	0.59	0.86	0.74
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	(d)	0.51	0.50	0.51	0.51	0.51
Net ratio of expenses to average net assets (%) (e)(f)	0.48	(d)	0.48	0.46	0.55	0.82	0.70
Net ratio of expenses to average net assets excluding interest expense (%) (e)(f)	0.48	(d)	0.47	0.46	0.47	0.46	0.47
Ratio of net investment income (loss) to average net assets (%)	3.70	(d)	2.72	2.06	2.38	2.99	2.53
Portfolio turnover rate (%)	252	(c)(g)	423 (g)	326 (g)	504 (g)	582 (g)	608 (g)
Net assets, end of period (in millions)	$1,857.9		$1,857.1	$2,488.0	$2,424.1	$2,522.9	$2,560.0

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.44		$11.39	$12.29	$11.78	$11.18	$11.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16		0.25	0.21	0.26	0.32	0.25
Net realized and unrealized gain (loss)	0.03		(1.90)	(0.38)	0.73	0.62	(0.28)

Total income (loss) from investment operations	0.19		(1.65)	(0.17)	0.99	0.94	(0.03)

Less Distributions
Distributions from net investment income	(0.28)		(0.30)	(0.22)	(0.48)	(0.34)	(0.15)
Distributions from net realized capital gains	0.00		0.00	(0.51)	0.00	0.00	0.00

Total distributions	(0.28)		(0.30)	(0.73)	(0.48)	(0.34)	(0.15)

Net Asset Value, End of Period	$9.35		$9.44	$11.39	$12.29	$11.78	$11.18

Total Return (%) (b)	2.02	(c)	(14.56)	(1.39)	8.51	8.46	(0.23)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(d)	0.77	0.75	0.84	1.11	0.99
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	(d)	0.76	0.75	0.76	0.76	0.76
Net ratio of expenses to average net assets (%) (e)(f)	0.73	(d)	0.73	0.71	0.80	1.07	0.95
Net ratio of expenses to average net assets excluding interest expense (%) (e)(f)	0.73	(d)	0.72	0.71	0.72	0.71	0.72
Ratio of net investment income (loss) to average net assets (%)	3.45	(d)	2.47	1.81	2.13	2.74	2.28
Portfolio turnover rate (%)	252	(c)(g)	423 (g)	326 (g)	504 (g)	582 (g)	608 (g)
Net assets, end of period (in millions)	$2,023.4		$2,038.5	$2,738.3	$2,765.6	$2,657.6	$2,723.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.56		$11.52	$12.42	$11.90	$11.29	$11.47

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17		0.25	0.23	0.27	0.33	0.27
Net realized and unrealized gain (loss)	0.02		(1.91)	(0.39)	0.74	0.63	(0.29)

Total income (loss) from investment operations	0.19		(1.66)	(0.16)	1.01	0.96	(0.02)

Less Distributions
Distributions from net investment income	(0.28)		(0.30)	(0.23)	(0.49)	(0.35)	(0.16)
Distributions from net realized capital gains	0.00		0.00	(0.51)	0.00	0.00	0.00

Total distributions	(0.28)		(0.30)	(0.74)	(0.49)	(0.35)	(0.16)

Net Asset Value, End of Period	$9.47		$9.56	$11.52	$12.42	$11.90	$11.29

Total Return (%) (b)	2.03	(c)	(14.45)	(1.30)	8.63	8.59	(0.14)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	(d)	0.67	0.65	0.74	1.01	0.89
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	(d)	0.66	0.65	0.66	0.66	0.66
Net ratio of expenses to average net assets (%) (e)(f)	0.63	(d)	0.63	0.61	0.70	0.97	0.85
Net ratio of expenses to average net assets excluding interest expense (%) (e)(f)	0.63	(d)	0.62	0.61	0.62	0.61	0.62
Ratio of net investment income (loss) to average net assets (%)	3.55	(d)	2.39	1.92	2.23	2.84	2.38
Portfolio turnover rate (%)	252	(c)(g)	423 (g)	326 (g)	504 (g)	582 (g)	608 (g)
Net assets, end of period (in millions)	$20.0		$19.4	$77.2	$35.6	$35.2	$35.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2023 and each of the years ended December 31, 2022, 2021, 2020, 2019, and 2018 (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 12%, 23%, 28%, 34%, 26%, 53%, and 75% for the six months ended June 30, 2023 and for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-31

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-32

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at

BHFTI-33

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

BHFTI-34

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be deposited as collateral for the obligation to replace securities borrowed to effect short sales.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2023, the Portfolio had a payment of $644,043 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at June 30, 2023. The Portfolio’s average overdraft advances during the six months ended June 30, 2023 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $238,042,044, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party to set-off claims and apply property held by it in

BHFTI-35

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

respect of any reverse repurchase transaction against obligations owed to it under the agreement. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2023, the Portfolio had an outstanding reverse repurchase agreement balance for 15 days. The average amount of borrowings was $7,278,142 and the annualized weighted average interest rate was 4.956% during the 15 days period. There were no outstanding reverse repurchase agreements as of June 30, 2023.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2023, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2023, the Portfolio had an outstanding secured borrowing transaction balance for 3 days. For the six months ended June 30, 2023, the Portfolio’s average amount of borrowings was $715,045 and the weighted average interest rate was 4.926% during the 3 day period. There were no outstanding borrowings as of June 30, 2023.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at

BHFTI-36

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-floor options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to

BHFTI-37

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will

BHFTI-38

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-39

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$18,446
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	11,155,928	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$29,672,078
	Unrealized appreciation on futures contracts (c) (d)	3,918,991	Unrealized depreciation on futures contracts (c) (d)	1,777,277
			Written options at value (e)	9,556,072
Credit	Unrealized appreciation on centrally cleared swap contracts (b) (c)	803,525	Unrealized depreciation on centrally cleared swap contracts (b) (c)	2,471
			OTC swap contracts at market value (f)	1,910,009
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,402,074	Unrealized depreciation on forward foreign currency exchange contracts	4,062,407

Total		$19,298,964		$46,980,314

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes exchange traded written options with a value of $6,188,400 that are not subject to a master netting agreement.
(f)	Excludes OTC swap interest receivable of $507,620.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$166,071	$(166,071)	$—	$—
BNP Paribas S.A.	345,689	(190,505)	(111,000)	44,184
Citibank N.A.	863,402	(723,955)	—	139,447
Deutsche Bank AG	5,159	(789)	—	4,370
Goldman Sachs Bank USA	23,633	(23,633)	—	—
JPMorgan Chase Bank N.A.	854,398	(854,398)	—	—
Societe Generale	304,092	—	(250,000)	54,092
UBS AG	858,076	(474,651)	(383,425)	—

	$3,420,520	$(2,434,002)	$(744,425)	$242,093

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$534,412	$(166,071)	$(368,341)	$—
BNP Paribas S.A.	190,505	(190,505)	—	—
Citibank N.A.	723,955	(723,955)	—	—
Deutsche Bank AG	789	(789)	—	—
Goldman Sachs Bank USA	2,165,907	(23,633)	(1,005,663)	1,136,611
Goldman Sachs International	163,665	—	(163,665)	—
JPMorgan Chase Bank N.A.	2,453,441	(854,398)	(273,095)	1,325,948
Morgan Stanley Capital Services LLC	2,632,763	—	(2,557,863)	74,900
UBS AG	474,651	(474,651)	—	—

	$9,340,088	$(2,434,002)	$(4,368,627)	$2,537,459

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-40

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$962,625	$—	$—	$962,625
Forward foreign currency transactions	—	—	(15,561,613)	(15,561,613)
Swap contracts	(21,693,043)	2,901,444	—	(18,791,599)
Futures contracts	5,080,503	—	—	5,080,503
Written options	538,936	92,187	—	631,123

	$(15,110,979)	$2,993,631	$(15,561,613)	$(27,678,961)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$(228,444)	$—	$—	$(228,444)
Forward foreign currency transactions . . . . .	—	—	7,407,923	7,407,923
Swap contracts . . . . . . . . . . . . . . . .	13,336,770	822,654	—	14,159,424
Futures contracts . . . . . . . . . . . . . . .	(12,483,136)	—	—	(12,483,136)
Written options . . . . . . . . . . . . . . . .	(2,532,542)	(10,638)	—	(2,543,180)

	$(1,907,352)	$812,016	$7,407,923	$6,312,587

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options . . . . . . . . . . . . . . . .	$197,283,333
Forward foreign currency transactions . .	714,943,727
Futures contracts long . . . . . . . . . . . . .	199,299,947
Futures contracts short . . . . . . . . . . . . .	(494,010,802)
Swap contracts . . . . . . . . . . . . . . . . . .	1,752,309,208
Written options . . . . . . . . . . . . . . . . .	(622,707,765)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the

BHFTI-41

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under

BHFTI-42

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

BHFTI-43

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$12,592,701,467	$224,645,201	$12,131,800,438	$345,740,886

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2023 were as follows:

Purchases	Sales
$12,388,248,750	$12,028,892,676

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$9,468,665	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (“the Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 were $485,151 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $172,318 was waived in the aggregate for the six months ended June 30, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and

BHFTI-44

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$5,918,937,114

Gross unrealized appreciation	42,425,294
Gross unrealized (depreciation)	(518,181,962)

Net unrealized appreciation (depreciation)	$(475,756,668)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$133,963,989	$249,480,878	$—	$75,883,161	$133,963,989	$325,364,039

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$117,035,096	$—	$(596,496,750)	$(285,061,419)	$(764,523,073)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $174,036,502 and accumulated long-term capital losses of $111,024,917.

BHFTI-45

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-46

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-47

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 8.35%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 6.99%.

MARKET ENVIRONMENT / CONDITIONS

Global equities gained in the first half of the year as global economic growth accelerated despite sticky inflation and a banking crisis in the first quarter. Even with fear of market contagion from failing banks, central banks continued their fight against inflation by aggressively tightening monetary policy but signaled they will soon pause to assess the full impact of these hikes.

In the first quarter, global equities gained as growth stocks materially outperformed value. Despite short-lived market turbulence surrounding the collapse of Silicon Valley Bank (“SVB”), investor optimism ultimately led U.S. stocks higher over the quarter. The Federal Reserve (the “Fed”) raised rates twice in the quarter to combat persistent inflation. Eurozone shares notched strong gains despite volatility in the banking sector. Troubled lender Credit Suisse was bought by UBS in a deal brokered by the Swiss authorities. Emerging markets (“EM”) posted positive returns over the quarter, but lagged global equities. The re-opening of China’s economy led to optimism at the start of the year, but as the quarter progressed U.S.-China tensions re-escalated. Having risen mid-quarter, global government bond yields dropped at the end of the quarter in response to the collapse of SVB. Across the quarter, the U.S. Dollar had weakened at times on inflation concerns, but ultimately ended the quarter relatively flat against most developed country currencies. Commodities recorded a negative performance in the first quarter.

Global equities again posted gains in the second quarter with the advance led by developed markets, notably the U.S., while EM stocks lagged. U.S. equities ended the quarter higher, with the bulk of the gains made in June. The advance came amid some signs of moderating inflation and a deal to suspend the debt ceiling in early June. The Information Technology (“IT”) sector led the stock market advance amid fervor around Artificial Intelligence. EM equities delivered a small gain over the quarter but lagged developed markets due to U.S.-China tension and China’s anemic economic recovery. Government bond yields were on the rise again despite some divergence. Most major central banks kept raising interest rates over the quarter. However, the Fed was the first to pause in June. Global High Yield outperformed Global Investment Grade. Commodities recorded negative performance in the second quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio combines active strategies, for longer-term strategic exposures, and passive components, to facilitate rapid implementation of thematic and tactical views in a cost-effective way. The portfolio managers seek to pre-emptively manage risk in strategic exposures through forward-looking market views, complemented by a volatility management strategy aiming to cap Portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing U.S. Treasury 10-year interest rate swaps.

The Portfolio outperformed the Dow Jones Moderate Portfolio Index over the six-month period, ending June 30, 2023. Equities were the main contributor to performance. Security selection drove significant gains with strong results in U.S. equities, which was further bolstered by positive selection in Asia Pacific equities. Equity asset allocation was also additive over the period due to overweights to U.S., Canadian, and European equities, and an underweight to EM equities. Fixed income also contributed to performance with gains in both asset allocation and security selection. Fixed income asset allocation results were driven by an underweight to international bonds versus the Dow Jones Moderate Portfolio Index. U.S. bond exposures were additive to performance as underlying security selection erased losses from asset allocation as an overweight position detracted from performance. Within the U.S. Investment Grade strategy, an overweight to banking was the primary contributor, followed by overweights to Communications and Energy. The largest detractor over the period was the volatility cap which was active at the start of the year and was fully unwound by April. The interest rate swap overlay also weighed on performance as interest rates rose in the first half of the year.

In terms of our asset allocation, the Portfolio started the year underweight equities versus the benchmark. Over the first quarter, we turned neutral on equities, reducing our underweight, as the prospect of peaking rates provided relief to valuations, further supported by lowered earnings expectations. In January, we added long MSCI EM Equities vs. S&P 500 position to tap into a likely divergence in the earnings trajectory of emerging markets and the U.S. Equities remained an intense source of debate during the quarter but ultimately, we decided to retain our neutral stance and closed our long MSCI EM Equities vs. S&P 500 as signs that inflation was not falling fast enough posed a threat to EM equities via the strong dollar axis. At the end of the first quarter, we added long gold miners vs. S&P 500 and Euro Stoxx 50 as the market once again focused on the balance between growth and inflation risks. Within fixed income, we furthered our underweight to Investment Grade Credit closing our long iShares iBoxx $ Investment Grade Corporate Bond ETF position. We upgraded our duration view to positive in January as we believed that rate expectations were more realistic and attention would shift focus from inflation to the growth implications of higher rates. Given this view, we closed our short U.S. 5-Year and U.S. 2-Year positions. We added a long U.S. 10-Year position given the aggressive tightening by the Fed, now priced into the belly of the curve. Lastly, we added a long U.S. 5-Year Treasury Inflation Protected Securities (“TIPS”) vs. U.S. 5-Year trade as U.S. growth proved to be more robust than forecast and reset inflation expectations. Turning to currencies, we added several trades long Japanese yen with short legs in U.S. Dollar, Swiss Franc, and Euro as

BHFTI-1

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*—(Continued)

inflation was, once again, “Big in Japan”. In February, we added long U.S. dollar vs. British pound and Euro to tap into the Fed’s aggressive stance versus the Bank of England’s moderate tone on future interest rate hikes coupled with the European Central Bank’s (the “ECB”) less aggressive stance.

After a period of neutrality in the first quarter of 2023, we cut our exposure to equities as we entered the second quarter, as we believed that a deteriorating growth outlook would be a headwind across equity markets. Consequently, we added an outright short position in S&P 500 and MSCI EM Equities. To counterbalance this underweight position, we added long Nasdaq vs. S&P 500 as we saw opportunities in technology names and added long U.S. Financials vs. S&P 500 given attractive valuations after the banking turmoil. In June, we added an outright short to Euro Stoxx 50 as European equities were vulnerable due to peaking growth. Near the end of the quarter, we closed our long gold miners vs. S&P 500 trade given softening gold prices. Within fixed income, we retained our underweight exposure to Investment Grade Credit versus the benchmark. Turning to duration, we remained positive throughout the quarter. At the start of the quarter, we closed our U.S. 5-Year TIPS vs. U.S. 5-Year position to book profit given the recent sudden rise in break-evens after energy prices moved higher in April. We re-entered the position in May as inflation expectations once again fell. We added an Emerging Market Debt (“EMD”) local position as EM central banks are ahead of developed market central banks in their hiking cycle to contain inflation. We also added long Italian 10-Year Bonds vs. Canadian 10-Year Bonds due to divergence between the tone of the ECB and the Bank of Canada. Turning to currencies, we added long Australian dollar vs. Canadian dollar to capture a mean reversion opportunity between the two regions. We closed Japanese yen vs. Swiss franc as the yen struggled following the Bank of Japan’s unexpectedly dovish tone at their April meeting. We also closed and took profit on long Chinese yuan vs. South Korean won. We added long British pound vs. euro as interest rate differentials meant staying short British pound will be expensive. Paired with our EMD local position, we added long U.S. dollar vs. Singapore dollar which offers a positive carry, defensive hedge. In June, we closed our long Australian dollar vs. Canadian dollar as China’s economic recovery did not materialize. We also closed long EM currency vs. vulnerable housing currency and long Chinese yuan vs. South Korean won booking profit on each.

The Portfolio primarily used derivative instruments to adjust equity, fixed income, currency, and interest rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

As of June 30, 2023, the Portfolio was overweight equities and underweight fixed income. The Portfolio’s allocation to developed equities was 60.0% and the allocation to investment grade bonds was 35.9%. We held approximately 7.2% in opportunistic asset classes, specifically, EM equities, high yield debt, EMD, and inflation-linked securities. The Portfolio’s cash level was 3.5% as of the end of June. The volatility cap was active at the start of the year, unwound fully in early April, and remained off for the remainder of the period and ended the period inactive. The Portfolio’s 12-month realized volatility remained below 10% for the period.

Johanna Kyrklund

Michael Hodgson

Portfolio Managers

Schroder Investment Management North America Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Schroders Global Multi-Asset Portfolio
Class B	8.35	6.87	2.24	4.29
Dow Jones Moderate Portfolio Index	6.99	8.00	4.57	5.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Equity Sectors

% of Net Assets
Information Technology	13.4
Financials	7.8
Health Care	7.2
Consumer Discretionary	6.4
Industrials	5.6

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	35.0
U.S. Treasury & Government Agencies	4.3

BHFTI-3

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class B (a)	Actual	0.95%	$1,000.00	$1,083.50	$4.91
	Hypothetical*	0.95%	$1,000.00	$1,020.08	$4.76

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—54.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Airbus SE	2,599	$375,699
BAE Systems plc	16,358	193,007
Boeing Co. (The) (a)	2,260	477,222
General Dynamics Corp.	2,120	456,118
HEICO Corp.	1,172	207,374
Howmet Aerospace, Inc.	6,717	332,894
Huntington Ingalls Industries, Inc. (b)	1,008	229,421
Lockheed Martin Corp.	1,710	787,250
Raytheon Technologies Corp.	7,194	704,724
Safran S.A.	1,746	274,317
TransDigm Group, Inc. (b)	683	610,718

		4,648,744

Air Freight & Logistics—0.2%
DSV A/S	1,919	403,857
FedEx Corp.	3,709	919,461
United Parcel Service, Inc. - Class B	5,359	960,601

		2,283,919

Automobile Components—0.1%
Aisin Corp.	3,600	111,280
Aptiv plc (a)	1,687	172,226
BorgWarner, Inc. (b)	6,098	298,253
Gentex Corp. (b)	11,551	337,982
JTEKT Corp.	5,400	49,289
Niterra Co., Ltd.	5,900	117,392
Shoei Co., Ltd.	2,000	37,074
Sumitomo Electric Industries, Ltd.	11,200	137,433

		1,260,929

Automobiles—1.1%
Ferrari NV	2,381	779,504
Ford Motor Co.	14,549	220,126
General Motors Co.	7,076	272,851
Honda Motor Co., Ltd.	21,200	640,422
Isuzu Motors, Ltd.	15,800	192,364
Kia Corp.	1,731	116,723
Mazda Motor Corp.	24,000	234,550
Mercedes-Benz Group AG	3,986	320,800
Stellantis NV (Milan-Traded Shares)	21,143	372,174
Suzuki Motor Corp.	3,000	109,016
Tesla, Inc. (a)	30,341	7,942,364
Toyota Motor Corp.	47,500	759,099
Yamaha Motor Co., Ltd.	5,200	149,839

		12,109,832

Banks—2.7%
ANZ Group Holdings, Ltd.	16,011	253,892
Banco Bilbao Vizcaya Argentaria S.A.	55,847	430,621
Banco Santander S.A.	95,163	353,101
Bank of America Corp.	70,403	2,019,862
Bank of Montreal (b)	6,950	627,664
Bank of Nova Scotia (The) (b)	5,425	271,424
Barclays plc	266,304	520,182
BNP Paribas S.A.	13,619	860,304

Banks—(Continued)
Citigroup, Inc.	14,462	665,830
Commonwealth Bank of Australia	6,594	442,159
Danske Bank A/S (a)	4,786	116,557
DBS Group Holdings, Ltd.	29,300	685,102
Erste Group Bank AG	7,480	262,651
HSBC Holdings plc (Hong Kong-Traded Shares)	35,600	278,300
HSBC Holdings plc	200,459	1,585,511
ING Groep NV - Series N	39,687	535,956
Intesa Sanpaolo S.p.A.	121,741	319,973
JPMorgan Chase & Co.	51,750	7,526,520
KBC Group NV	6,834	477,893
Lloyds Banking Group plc	302,455	167,672
Mitsubishi UFJ Financial Group, Inc.	56,100	414,094
Mizuho Financial Group, Inc.	23,490	358,530
National Australia Bank, Ltd.	16,912	298,510
National Bank of Canada	4,402	327,969
Natwest Group plc	23,053	70,781
Nordea Bank Abp	19,187	209,054
Oversea-Chinese Banking Corp., Ltd.	67,000	610,482
PNC Financial Services Group, Inc. (The)	1,769	222,806
Royal Bank of Canada (b)	10,321	985,705
Skandinaviska Enskilda Banken AB - Class A	38,352	424,325
Societe Generale S.A.	13,130	341,799
Standard Chartered plc	64,153	559,486
Sumitomo Mitsui Financial Group, Inc.	12,300	526,454
Toronto-Dominion Bank (The)	18,548	1,149,633
Truist Financial Corp.	5,938	180,218
U.S. Bancorp (b)	34,425	1,137,402
UniCredit S.p.A.	24,203	564,418
United Overseas Bank, Ltd.	24,300	503,741
Wells Fargo & Co.	41,445	1,768,873
Westpac Banking Corp.	16,739	238,785

		29,294,239

Beverages—1.1%
Anheuser-Busch InBev S.A.	4,815	272,703
Arca Continental S.A.B. de C.V.	17,300	177,558
Coca-Cola Co. (The)	44,784	2,696,893
Diageo plc	27,930	1,198,084
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	2,038	225,892
Kirin Holdings Co., Ltd.	17,800	259,957
Monster Beverage Corp. (a) (b)	18,512	1,063,329
PepsiCo, Inc.	30,573	5,662,731
Pernod Ricard S.A.	1,324	292,524

		11,849,671

Biotechnology—0.7%
AbbVie, Inc.	12,959	1,745,966
Alnylam Pharmaceuticals, Inc. (a) (b)	580	110,165
Amgen, Inc.	5,492	1,219,334
Argenx SE (a)	375	145,899
Biogen, Inc. (a)	565	160,940
CSL, Ltd.	1,956	361,956
Exact Sciences Corp. (a) (b)	1,397	131,178
Gilead Sciences, Inc.	11,537	889,157
Horizon Therapeutics plc (a)	1,790	184,102

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Incyte Corp. (a) (b)	1,337	$83,228
Moderna, Inc. (a) (b)	1,057	128,426
Neurocrine Biosciences, Inc. (a)	1,304	122,967
Regeneron Pharmaceuticals, Inc. (a)	355	255,082
United Therapeutics Corp. (a)	1,259	277,924
Vertex Pharmaceuticals, Inc. (a)	3,236	1,138,781

		6,955,105

Broadline Retail—1.5%
Amazon.com, Inc. (a)	103,535	13,496,823
Dollarama, Inc.	7,924	536,661
eBay, Inc. (b)	9,714	434,119
Etsy, Inc. (a) (b)	837	70,819
MercadoLibre, Inc. (a)	509	602,961
PDD Holdings, Inc. (ADR) (a) (b)	3,224	222,907
Prosus NV (a)	3,744	273,978
Vipshop Holdings, Ltd. (ADR) (a)	7,054	116,391
Wesfarmers, Ltd.	9,141	301,447

		16,056,106

Building Products—0.5%
A.O. Smith Corp.	3,747	272,707
AGC, Inc.	2,500	89,976
Allegion plc	3,366	403,987
Assa Abloy AB - Class B	8,306	199,380
Carlisle Cos., Inc. (b)	1,247	319,893
Cie de Saint-Gobain	5,381	327,797
Daikin Industries, Ltd.	1,800	367,424
Geberit AG	337	176,437
Johnson Controls International plc (b)	16,536	1,126,763
Masco Corp.	5,975	342,845
Owens Corning	1,459	190,400
Trane Technologies plc	7,027	1,343,984

		5,161,593

Capital Markets—1.7%
Affiliated Managers Group, Inc.	765	114,666
Ameriprise Financial, Inc. (b)	1,575	523,152
Azimut Holding S.p.A. (b)	4,750	102,679
Bank of New York Mellon Corp. (The) (b)	18,811	837,466
BlackRock, Inc. (b)	2,042	1,411,308
Blackstone, Inc. (b)	2,813	261,525
Brookfield Asset Management, Ltd. - Class A (b)	2,380	77,684
Brookfield Corp. (b)	7,251	244,117
Charles Schwab Corp. (The) (b)	31,593	1,790,691
CME Group, Inc.	1,458	270,153
Deutsche Bank AG	10,884	114,209
Deutsche Boerse AG	3,218	594,314
Evercore, Inc. - Class A	1,810	223,698
FactSet Research Systems, Inc.	707	283,260
Federated Hermes, Inc.	3,190	114,362
Goldman Sachs Group, Inc. (The) (b)	1,590	512,839
Hargreaves Lansdown plc	12,784	132,389
Hong Kong Exchanges & Clearing, Ltd.	5,100	193,948
IG Group Holdings plc	7,877	67,705

Capital Markets—(Continued)
Intercontinental Exchange, Inc.	2,336	264,155
London Stock Exchange Group plc	1,278	135,425
Macquarie Group, Ltd.	2,462	293,385
Moody’s Corp. (b)	4,528	1,574,476
Morgan Stanley (b)	45,296	3,868,278
MSCI, Inc. (b)	2,350	1,102,832
Nasdaq, Inc.	19,172	955,724
Nomura Holdings, Inc.	30,000	113,857
S&P Global, Inc. (b)	1,251	501,513
State Street Corp. (b)	8,462	619,249
Stifel Financial Corp. (b)	1,887	112,597
Swissquote Group Holding S.A.	338	70,490
UBS Group AG	54,575	1,110,363

		18,592,509

Chemicals—1.1%
Air Liquide S.A.	4,246	761,232
Air Products & Chemicals, Inc.	4,950	1,482,674
Albemarle Corp.	3,870	863,358
BASF SE	4,098	198,968
Chr Hansen Holding A/S	1,616	112,399
Corteva, Inc.	25,796	1,478,111
Dow, Inc. (b)	3,934	209,525
DuPont de Nemours, Inc. (b)	3,149	224,965
Ecolab, Inc.	6,363	1,187,908
Givaudan S.A.	56	185,777
International Flavors & Fragrances, Inc. (b)	1,265	100,681
Linde plc	3,264	1,243,845
Livent Corp. (a) (b)	8,440	231,509
Mitsubishi Gas Chemical Co., Inc.	5,400	78,806
Nissan Chemical Corp.	5,300	228,396
Nitto Denko Corp.	2,300	170,487
Sherwin-Williams Co. (The)	5,878	1,560,727
Shin-Etsu Chemical Co., Ltd.	27,500	914,012
Sika AG	982	280,874
Solvay S.A.	990	110,878
Yara International ASA	1,996	70,477

		11,695,609

Commercial Services & Supplies—0.3%
Cintas Corp.	1,798	893,750
Copart, Inc. (a)	1,677	152,959
Republic Services, Inc.	2,299	352,138
Rollins, Inc.	11,210	480,124
Waste Management, Inc.	7,061	1,224,519

		3,103,490

Communications Equipment—0.4%
Arista Networks, Inc. (a)	4,064	658,612
Cisco Systems, Inc.	44,144	2,284,010
Extreme Networks, Inc. (a)	9,437	245,834
Motorola Solutions, Inc.	4,165	1,221,511
Nokia Oyj	33,441	140,336
Telefonaktiebolaget LM Ericsson - B Shares	17,417	94,994

		4,645,297

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Construction & Engineering—0.1%
Kajima Corp.	3,600	$54,453
Obayashi Corp.	13,200	114,382
Taisei Corp.	2,400	83,943
Vinci S.A.	3,714	431,668

		684,446

Construction Materials—0.1%
CRH plc	6,468	357,244
James Hardie Industries plc (a)	7,452	198,643

		555,887

Consumer Finance—0.3%
American Express Co.	15,279	2,661,602
Capital One Financial Corp. (b)	2,272	248,488
Discover Financial Services (b)	2,080	243,048

		3,153,138

Consumer Staples Distribution & Retail—0.7%
Costco Wholesale Corp.	6,381	3,435,403
Dollar General Corp.	952	161,631
Dollar Tree, Inc. (a)	1,133	162,585
Endeavour Group, Ltd.	26,124	110,040
HelloFresh SE (a)	1,494	36,941
Kesko Oyj - B Shares	4,743	89,263
Koninklijke Ahold Delhaize NV	6,781	231,299
Kroger Co. (The) (b)	26,340	1,237,980
Loblaw Cos., Ltd.	3,234	296,071
Seven & i Holdings Co., Ltd.	4,600	198,894
Sysco Corp.	2,524	187,281
Target Corp.	1,628	214,733
Walgreens Boots Alliance, Inc. (b)	4,017	114,444
Walmart, Inc.	5,273	828,810
Woolworths Group, Ltd.	9,430	250,210

		7,555,585

Containers & Packaging—0.1%
Graphic Packaging Holding Co.	15,956	383,423
International Paper Co.	2,737	87,064
Sealed Air Corp.	12,762	510,480
Silgan Holdings, Inc.	2,011	94,296
Smurfit Kappa Group plc	4,961	165,594
Sonoco Products Co.	3,491	206,039

		1,446,896

Distributors—0.0%
Genuine Parts Co.	2,006	339,475

Diversified REITs—0.0%
Daiwa House REIT Investment Corp.	165	316,683

Diversified Telecommunication Services—0.4%
AT&T, Inc.	66,636	1,062,844
Cellnex Telecom S.A.	2,997	121,499
Deutsche Telekom AG	16,860	367,496
Elisa Oyj	4,726	252,426

Diversified Telecommunication Services—(Continued)
Koninklijke KPN NV	146,398	522,625
Liberty Global plc - Class A (a) (b)	6,859	115,643
Nippon Telegraph & Telephone Corp.	370,000	438,411
Spark New Zealand, Ltd.	91,744	286,765
Telecom Italia S.p.A. (a) (b)	257,269	72,537
Telkom Indonesia Persero Tbk PT	1,220,400	325,662
Verizon Communications, Inc.	16,463	612,259

		4,178,167

Electric Utilities—0.5%
CEZ A/S	2,485	102,661
Constellation Energy Corp. (b)	1,932	176,875
Duke Energy Corp. (b)	4,487	402,663
Edison International	2,458	170,708
Enel S.p.A.	37,808	254,686
Evergy, Inc.	5,305	309,918
Eversource Energy (b)	2,733	193,824
Exelon Corp.	6,370	259,514
Iberdrola S.A.	68,278	891,839
NextEra Energy, Inc.	19,078	1,415,588
Orsted A/S	1,376	130,001
Red Electrica Corp. S.A.	8,270	138,879
Southern Co. (The) (b)	5,559	390,520
Terna - Rete Elettrica Nazionale	31,486	268,198
Verbund AG	1,674	134,443

		5,240,317

Electrical Equipment—0.7%
ABB, Ltd.	12,724	500,668
AMETEK, Inc. (b)	6,823	1,104,507
Array Technologies, Inc. (a) (b)	4,892	110,559
Atkore, Inc. (a) (b)	2,342	365,211
Eaton Corp. plc (b)	2,644	531,708
Emerson Electric Co.	17,130	1,548,381
Encore Wire Corp. (b)	1,236	229,809
Generac Holdings, Inc. (a) (b)	453	67,556
Hubbell, Inc.	400	132,624
Legrand S.A.	3,351	332,425
NEXTracker, Inc. - Class A (a) (b)	2,854	113,618
Nidec Corp.	3,000	164,898
Plug Power, Inc. (a) (b)	3,627	37,685
Rockwell Automation, Inc. (b)	3,789	1,248,286
Shoals Technologies Group, Inc. - Class A (a)	8,964	229,120
Siemens Energy AG (a)	2,798	49,390
Vestas Wind Systems A/S (a)	8,185	217,468

		6,983,913

Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp. - Class A	10,200	866,490
Corning, Inc.	5,517	193,316
Delta Electronics, Inc.	20,000	222,386
E Ink Holdings, Inc.	32,000	232,854
Keyence Corp.	900	425,626
Keysight Technologies, Inc. (a)	1,400	234,430
Lotes Co., Ltd.	4,000	110,928

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Murata Manufacturing Co., Ltd.	3,200	$183,615
Venture Corp., Ltd.	18,400	200,969
Yokogawa Electric Corp.	9,300	170,671
Zebra Technologies Corp. - Class A (a)	480	141,998

		2,983,283

Energy Equipment & Services—0.2%
Schlumberger NV	32,735	1,607,943
Tenaris S.A.	3,538	52,942

		1,660,885

Entertainment—0.9%
Activision Blizzard, Inc. (a)	2,706	228,116
Electronic Arts, Inc. (b)	2,809	364,327
Endeavor Group Holdings, Inc. - Class A (a)	26,514	634,215
JYP Entertainment Corp.	1,006	100,199
Koei Tecmo Holdings Co., Ltd.	12,500	216,202
Liberty Media Corp.-Liberty Formula One - Class C (a)	22,999	1,731,365
Netflix, Inc. (a)	8,361	3,682,937
Nintendo Co., Ltd.	4,600	209,244
Roku, Inc. (a) (b)	1,023	65,431
Take-Two Interactive Software, Inc. (a) (b)	7,272	1,070,147
Walt Disney Co. (The) (a) (b)	9,980	891,014
Warner Bros Discovery, Inc. (a) (b)	13,241	166,042

		9,359,239

Financial Services—1.8%
Adyen NV (a)	155	268,555
Berkshire Hathaway, Inc. - Class B (a)	7,825	2,668,325
Block, Inc. (a)	1,501	99,922
Edenred	11,165	747,619
Essent Group, Ltd. (b)	4,075	190,710
Fidelity National Information Services, Inc.	1,977	108,142
Fiserv, Inc. (a) (b)	2,276	287,117
Global Payments, Inc.	1,338	131,820
MasterCard, Inc. - Class A	13,401	5,270,613
MGIC Investment Corp. (b)	9,388	148,236
NMI Holdings, Inc. - Class A (a) (b)	2,170	56,029
Nuvei Corp. (a)	2,914	86,051
PayPal Holdings, Inc. (a)	9,383	626,128
Plus500, Ltd.	3,578	66,578
Radian Group, Inc. (b)	7,200	182,016
Visa, Inc. - Class A (b)	32,696	7,764,646

		18,702,507

Food Products—0.6%
Conagra Brands, Inc.	3,124	105,341
Danone S.A.	4,150	254,299
General Mills, Inc.	2,238	171,655
Hershey Co. (The)	3,285	820,264
Kraft Heinz Co. (The) (b)	3,549	125,990
Mondelez International, Inc. - Class A	21,584	1,574,337
Nestle S.A.	23,346	2,809,100

		5,860,986

Gas Utilities—0.0%
Hong Kong & China Gas Co., Ltd.	169,857	146,902
Italgas S.p.A.	15,999	94,763

		241,665

Ground Transportation—0.5%
Canadian National Railway Co.	9,792	1,185,758
Canadian Pacific Kansas City, Ltd. (b)	6,970	562,966
CSX Corp.	16,809	573,187
Norfolk Southern Corp.	1,177	266,896
Odakyu Electric Railway Co., Ltd.	10,400	139,380
Old Dominion Freight Line, Inc.	256	94,656
TFI International, Inc.	1,246	141,958
Uber Technologies, Inc. (a)	6,123	264,330
Union Pacific Corp.	12,561	2,570,232

		5,799,363

Health Care Equipment & Supplies—1.4%
Abbott Laboratories	26,771	2,918,574
Align Technology, Inc. (a) (b)	489	172,930
Baxter International, Inc.	2,956	134,675
Becton Dickinson & Co.	1,370	361,694
Boston Scientific Corp. (a)	29,780	1,610,800
DexCom, Inc. (a)	6,473	831,845
Edwards Lifesciences Corp. (a) (b)	19,457	1,835,379
EssilorLuxottica S.A.	1,529	289,360
GE HealthCare Technologies, Inc. (b)	1,460	118,610
Hoya Corp.	1,500	178,934
IDEXX Laboratories, Inc. (a)	3,009	1,511,210
Inmode, Ltd. (a) (b)	2,751	102,750
Intuitive Surgical, Inc. (a)	1,770	605,234
Koninklijke Philips NV (a)	7,658	165,722
Medtronic plc (b)	8,537	752,110
Olympus Corp.	6,600	104,471
ResMed, Inc.	831	181,574
Stryker Corp. (b)	3,016	920,151
Sysmex Corp.	2,400	164,057
Zimmer Biomet Holdings, Inc.	10,130	1,474,928

		14,435,008

Health Care Providers & Services—1.2%
Centene Corp. (a)	2,425	163,566
Cigna Group (The) (b)	5,941	1,667,045
CVS Health Corp.	11,071	765,338
Elevance Health, Inc. (b)	951	422,520
HCA Healthcare, Inc.	5,874	1,782,642
Humana, Inc.	1,209	540,580
McKesson Corp.	1,465	626,009
Progyny, Inc. (a)	2,733	107,516
UnitedHealth Group, Inc. (b)	13,333	6,408,373

		12,483,589

Health Care REITs—0.0%
Ventas, Inc. (b)	3,451	163,129
Welltower, Inc. (b)	2,925	236,603

		399,732

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.0%
Veeva Systems, Inc. - Class A (a) (b)	1,983	$392,099

Hotels, Restaurants & Leisure—1.3%
Airbnb, Inc. - Class A (a)	4,337	555,830
Amadeus IT Group S.A. (a)	2,893	220,566
Aristocrat Leisure, Ltd.	6,089	157,672
Booking Holdings, Inc. (a) (b)	1,351	3,648,146
Caesars Entertainment, Inc. (a)	2,116	107,852
Chipotle Mexican Grill, Inc. (a)	129	275,931
Compass Group plc	7,255	202,946
Delivery Hero SE (a)	1,180	52,018
Evolution AB	4,401	557,693
Expedia Group, Inc. (a)	1,617	176,884
Galaxy Entertainment Group, Ltd. (a)	18,000	114,881
Hilton Worldwide Holdings, Inc.	5,016	730,079
InterContinental Hotels Group plc	8,964	619,020
Just Eat Takeaway.com NV (a)	3,704	56,824
Las Vegas Sands Corp. (a)	23,541	1,365,378
Marriott International, Inc. - Class A	1,491	273,882
McDonald’s Corp.	12,290	3,667,459
Oriental Land Co., Ltd.	7,600	296,712
Starbucks Corp.	6,110	605,257
Yum! Brands, Inc.	3,118	431,999

		14,117,029

Household Durables—0.3%
DR Horton, Inc. (b)	2,612	317,855
Lennar Corp. - Class A (b)	2,446	306,508
NVR, Inc. (a) (b)	250	1,587,655
Sekisui Chemical Co., Ltd.	17,400	251,695
Sony Group Corp.	4,600	412,609
Sumitomo Forestry Co., Ltd.	4,700	114,284

		2,990,606

Household Products—0.8%
Clorox Co. (The) (b)	788	125,324
Colgate-Palmolive Co.	18,434	1,420,155
Essity AB - Class B	7,088	188,661
Kimberly-Clark Corp.	8,845	1,221,141
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (b)	82,900	184,959
Procter & Gamble Co. (The)	30,793	4,672,530
Reckitt Benckiser Group plc	7,228	542,825

		8,355,595

Independent Power and Renewable Electricity Producers—0.0%
Drax Group plc	16,428	121,041
RWE AG	4,678	203,620

		324,661

Industrial Conglomerates—0.4%
3M Co.	4,240	424,381
General Electric Co.	13,342	1,465,619
Hitachi, Ltd.	5,500	340,404
Honeywell International, Inc. (b)	5,216	1,082,320
Lifco AB - B Shares	7,963	173,289

Industrial Conglomerates—(Continued)
Siemens AG	2,932	488,027

		3,974,040

Industrial REITs—0.1%
Nippon Prologis REIT, Inc.	91	182,558
Prologis, Inc.	6,399	784,709

		967,267

Insurance—1.3%
Aflac, Inc.	3,160	220,568
AIA Group, Ltd.	50,000	510,159
Allianz SE	2,008	467,079
Allstate Corp. (The) (b)	1,342	146,332
American International Group, Inc.	4,925	283,384
Aon plc - Class A	2,890	997,628
Arch Capital Group, Ltd. (a)	5,262	393,861
ASR Nederland NV	7,114	319,974
Assured Guaranty, Ltd.	1,603	89,447
AXA S.A.	14,435	426,461
Beazley plc	26,783	200,966
Chubb, Ltd.	6,336	1,220,060
Everest Re Group, Ltd.	1,294	442,367
Fairfax Financial Holdings, Ltd.	225	168,534
First American Financial Corp. (b)	3,727	212,513
Hartford Financial Services Group, Inc. (The)	6,651	479,005
Loews Corp.	7,092	421,123
Manulife Financial Corp.	39,386	744,462
Markel Group, Inc. (a)	233	322,281
Marsh & McLennan Cos., Inc.	12,429	2,337,646
Muenchener Rueckversicherungs-Gesellschaft AG	720	269,990
Old Republic International Corp.	4,038	101,636
Primerica, Inc.	1,059	209,428
Progressive Corp. (The) (b)	2,398	317,423
Prudential plc	10,993	155,027
Reinsurance Group of America, Inc.	1,127	156,304
Sun Life Financial, Inc.	6,752	351,986
Unum Group	6,361	303,420
Willis Towers Watson plc (b)	1,050	247,275
Zurich Insurance Group AG	2,339	1,111,268

		13,627,607

Interactive Media & Services—2.6%
Alphabet, Inc. - Class A (a)	93,813	11,229,416
Alphabet, Inc. - Class C (a)	61,173	7,400,098
Match Group, Inc. (a)	1,739	72,777
Meta Platforms, Inc. - Class A (a)	29,271	8,400,191
Moneysupermarket.com Group plc	26,815	92,283
Pinterest, Inc. - Class A (a)	3,582	97,932
Snap, Inc. - Class A (a) (b)	7,369	87,249
Tencent Holdings, Ltd.	5,400	229,838

		27,609,784

IT Services—0.7%
Accenture plc - Class A (b)	10,113	3,120,670
Amdocs, Ltd.	3,526	348,545
BIPROGY, Inc.	3,500	86,152

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Cloudflare, Inc. - Class A (a) (b)	3,489	$228,076
Cognizant Technology Solutions Corp. - Class A	2,005	130,886
Fujitsu, Ltd.	1,000	128,927
Gartner, Inc. (a)	4,234	1,483,213
International Business Machines Corp.	3,087	413,071
MongoDB, Inc. (a)	573	235,497
Obic Co., Ltd.	1,000	160,323
Okta, Inc. (a) (b)	3,850	266,997
Shopify, Inc. - Class A (a)	3,506	226,597
Snowflake, Inc. - Class A (a) (b)	1,080	190,058
Twilio, Inc. - Class A (a) (b)	1,445	91,931
VeriSign, Inc. (a)	1,169	264,159

		7,375,102

Leisure Products—0.0%
BRP, Inc. (b)	2,578	217,936
Shimano, Inc.	1,100	184,125

		402,061

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	3,189	383,477
Bachem Holding AG	1,015	88,634
Danaher Corp.	9,246	2,219,040
Illumina, Inc. (a)	673	126,181
IQVIA Holdings, Inc. (a)	732	164,532
Lonza Group AG	305	182,143
Medpace Holdings, Inc. (a)	1,468	352,569
Mettler-Toledo International, Inc. (a)	362	474,814
Thermo Fisher Scientific, Inc.	4,769	2,488,226
Waters Corp. (a)	1,506	401,409

		6,881,025

Machinery—1.4%
Allison Transmission Holdings, Inc.	2,155	121,671
Atlas Copco AB - A Shares	39,347	567,473
AutoStore Holdings, Ltd. (a)	59,392	129,747
Caterpillar, Inc. (b)	8,555	2,104,958
Daimler Truck Holding AG	3,749	134,981
Deere & Co.	4,898	1,984,621
FANUC Corp.	5,700	200,414
Graco, Inc.	8,083	697,967
IDEX Corp.	1,923	413,945
Illinois Tool Works, Inc.	5,249	1,313,090
Komatsu, Ltd.	9,400	254,348
Lincoln Electric Holdings, Inc.	477	94,746
Otis Worldwide Corp.	20,080	1,787,321
PACCAR, Inc.	9,043	756,447
Parker-Hannifin Corp.	5,172	2,017,287
SMC Corp.	500	277,900
Snap-on, Inc. (b)	3,222	928,548
Sumitomo Heavy Industries, Ltd.	3,100	74,445
Techtronic Industries Co., Ltd.	14,000	153,190
Toro Co. (The) (b)	3,907	397,147
Volvo AB - B Shares	12,567	260,664

		14,670,910

Marine Transportation—0.0%
Mitsui OSK Lines, Ltd. (b)	2,000	47,860
Nippon Yusen KK (b)	5,100	113,335

		161,195

Media—0.3%
Charter Communications, Inc. - Class A (a) (b)	331	121,599
Comcast Corp. - Class A (b)	48,527	2,016,297
Fox Corp. - Class A (b)	6,882	233,988
Liberty Broadband Corp. - Class C (a) (b)	1,884	150,927
Omnicom Group, Inc.	3,215	305,907
Trade Desk, Inc. (The) - Class A (a) (b)	8,334	643,552

		3,472,270

Metals & Mining—1.0%
Acerinox S.A.	6,277	66,755
Agnico Eagle Mines, Ltd.	2,253	112,501
Allkem, Ltd. (a)	20,315	219,480
AMG Critical Materials NV	2,304	119,335
Anglo American plc	7,099	201,217
ArcelorMittal S.A.	4,646	126,578
ATI, Inc. (a) (b)	4,938	218,408
Barrick Gold Corp.	9,350	158,168
BHP Group, Ltd.	38,808	1,157,915
Boliden AB	5,609	162,355
Fortescue Metals Group, Ltd.	24,408	363,508
Franco-Nevada Corp.	1,226	174,736
Freeport-McMoRan, Inc.	42,368	1,694,720
Glencore plc	51,368	291,387
IGO, Ltd.	15,683	160,070
Iluka Resources, Ltd.	10,394	77,530
Kobe Steel, Ltd.	14,400	133,235
Mineral Resources, Ltd.	2,983	143,294
Mitsui Mining & Smelting Co., Ltd.	1,500	34,579
Newmont Corp. (b)	11,052	471,478
Nucor Corp. (b)	3,958	649,033
Outokumpu Oyj	13,462	71,969
Pilbara Minerals, Ltd.	64,054	211,234
Reliance Steel & Aluminum Co. (b)	848	230,308
Rio Tinto plc	17,786	1,129,936
Rio Tinto, Ltd.	6,705	516,007
South32, Ltd.	60,573	152,766
Steel Dynamics, Inc. (b)	10,042	1,093,875
Sumitomo Metal Mining Co., Ltd.	5,200	167,601

		10,309,978

Multi-Utilities—0.2%
Centrica plc	175,858	276,947
Dominion Energy, Inc. (b)	4,642	240,409
E.ON SE	13,264	169,067
Engie S.A.	27,708	460,871
National Grid plc	18,769	248,016
Sempra Energy	2,147	312,582
WEC Energy Group, Inc. (b)	3,108	274,250

		1,982,142

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Office REITs—0.0%
Nippon Building Fund, Inc. (b)	68	$267,477

Oil, Gas & Consumable Fuels—2.2%
ARC Resources, Ltd. (b)	15,536	207,225
BP plc	185,555	1,087,138
Canadian Natural Resources, Ltd. (b)	17,158	964,656
Chevron Corp.	13,490	2,122,651
ConocoPhillips (b)	35,270	3,654,325
Coterra Energy, Inc.	64,747	1,638,099
Enbridge, Inc.	10,054	373,700
Eni S.p.A.	32,046	462,087
EOG Resources, Inc.	12,902	1,476,505
Equinor ASA	19,535	567,486
Exxon Mobil Corp. (b)	30,538	3,275,200
Hess Corp. (b)	2,947	400,645
Inpex Corp.	52,700	587,717
Keyera Corp. (b)	7,941	183,127
Kinder Morgan, Inc. (b)	18,204	313,473
Marathon Petroleum Corp.	3,308	385,713
Neste Oyj	1,959	75,502
OMV AG	2,812	119,149
Parex Resources, Inc.	3,299	66,142
Phillips 66 (b)	2,037	194,289
Repsol S.A.	19,561	284,417
Shell plc	67,972	2,023,771
Shell plc (Euro-Listed Shares)	11,307	340,340
Suncor Energy, Inc. (b)	17,841	523,345
TC Energy Corp. (b)	6,519	263,466
TotalEnergies SE	23,279	1,334,177
Valero Energy Corp. (b)	1,855	217,591
Woodside Energy Group, Ltd.	24,519	567,825

		23,709,761

Paper & Forest Products—0.0%
UPM-Kymmene Oyj	6,467	192,732

Passenger Airlines—0.1%
Qantas Airways, Ltd. (a)	51,215	212,372
Southwest Airlines Co. (b)	20,701	749,583

		961,955

Personal Care Products—0.4%
Estee Lauder Cos., Inc. (The) - Class A (b)	4,073	799,856
Haleon plc	28,969	119,217
Kao Corp.	5,400	195,586
L’Oreal S.A.	2,567	1,197,961
Rohto Pharmaceutical Co., Ltd.	4,400	99,385
Shiseido Co., Ltd.	2,900	131,388
Unilever plc	34,030	1,774,409

		4,317,802

Pharmaceuticals—3.3%
Astellas Pharma, Inc.	61,900	922,401
AstraZeneca plc	15,445	2,212,314
Bayer AG	3,437	190,018

Pharmaceuticals—(Continued)
Bristol-Myers Squibb Co.	32,313	2,066,416
Chugai Pharmaceutical Co., Ltd.	5,400	153,576
Daiichi Sankyo Co., Ltd.	6,400	202,953
Eisai Co., Ltd.	2,100	141,522
Eli Lilly and Co.	16,268	7,629,367
GSK plc	54,095	955,571
Ipsen S.A.	1,040	125,156
Johnson & Johnson	22,436	3,713,607
Merck & Co., Inc.	52,158	6,018,512
Novartis AG	23,737	2,395,714
Novo Nordisk A/S - Class B	18,017	2,909,993
Pfizer, Inc.	40,953	1,502,156
Recordati Industria Chimica e Farmaceutica S.p.A.	5,877	280,896
Roche Holding AG	5,678	1,735,171
Sanofi (b)	12,915	1,384,527
Takeda Pharmaceutical Co., Ltd.	8,700	273,450
Viatris, Inc.	10,100	100,798
Zoetis, Inc. (b)	5,052	870,005

		35,784,123

Professional Services—0.4%
Automatic Data Processing, Inc.	3,889	854,763
BayCurrent Consulting, Inc.	9,300	349,397
Bureau Veritas S.A.	12,482	342,379
Experian plc	3,448	132,491
Paychex, Inc.	4,053	453,409
Paycom Software, Inc.	590	189,532
Paylocity Holding Corp. (a)	795	146,701
Recruit Holdings Co., Ltd.	5,400	172,333
RELX plc	25,056	835,327
SMS Co., Ltd.	2,600	52,099
SS&C Technologies Holdings, Inc. (b)	3,074	186,285
TechnoPro Holdings, Inc.	4,100	88,921
Verisk Analytics, Inc.	943	213,146
Wolters Kluwer NV	2,688	341,309

		4,358,092

Real Estate Management & Development—0.1%
CK Asset Holdings, Ltd.	40,000	221,990
CoStar Group, Inc. (a)	1,959	174,351
Mitsui Fudosan Co., Ltd.	9,500	189,545
Sagax AB - Class B	6,993	138,215
Vonovia SE	4,443	86,747

		810,848

Residential REITs—0.0%
Equity LifeStyle Properties, Inc. (b)	5,704	381,541

Retail REITs—0.0%
Simon Property Group, Inc. (b)	2,152	248,513

Semiconductors & Semiconductor Equipment—3.9%
Advanced Micro Devices, Inc. (a)	30,838	3,512,757
Analog Devices, Inc.	4,360	849,372
Applied Materials, Inc.	8,073	1,166,871
ASML Holding NV	3,927	2,842,641

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Axcelis Technologies, Inc. (a) (b)	1,304	$239,062
BE Semiconductor Industries NV	970	105,155
Broadcom, Inc. (b)	4,732	4,104,679
Enphase Energy, Inc. (a) (b)	7,986	1,337,495
First Solar, Inc. (a) (b)	13,741	2,612,027
Infineon Technologies AG	4,554	187,809
Intel Corp.	44,233	1,479,152
KLA Corp.	1,458	707,159
Lam Research Corp.	4,060	2,610,012
Lasertec Corp.	2,700	408,074
Marvell Technology, Inc.	4,385	262,135
Microchip Technology, Inc. (b)	6,010	538,436
Micron Technology, Inc.	4,055	255,911
NVIDIA Corp.	28,265	11,956,660
NXP Semiconductors NV	2,552	522,343
QUALCOMM, Inc.	7,359	876,015
SolarEdge Technologies, Inc. (a) (b)	1,720	462,766
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	5,724	577,666
Texas Instruments, Inc.	16,527	2,975,191
Tokyo Electron, Ltd.	3,900	558,494

		41,147,882

Software—5.3%
Adobe, Inc. (a)	7,942	3,883,559
Autodesk, Inc. (a)	891	182,308
Bill Holdings, Inc. (a) (b)	685	80,042
Cadence Design Systems, Inc. (a)	5,233	1,227,243
Check Point Software Technologies, Ltd. (a) (b)	2,061	258,903
Constellation Software, Inc.	260	538,696
Crowdstrike Holdings, Inc. - Class A (a)	9,761	1,433,598
Datadog, Inc. - Class A (a)	6,538	643,208
DocuSign, Inc. (a) (b)	1,737	88,743
Dropbox, Inc. - Class A (a) (b)	5,151	137,377
Dynatrace, Inc. (a)	4,962	255,394
Fair Isaac Corp. (a)	400	323,684
Fortinet, Inc. (a) (b)	14,816	1,119,941
HubSpot, Inc. (a)	711	378,316
Intuit, Inc.	6,347	2,908,132
Microsoft Corp.	89,887	30,610,119
Nice, Ltd. (ADR) (a) (b)	508	104,902
Oracle Corp.	35,996	4,286,764
Oracle Corp. Japan	1,700	126,328
Palantir Technologies, Inc. - Class A (a) (b)	10,555	161,808
Palo Alto Networks, Inc. (a) (b)	5,615	1,434,689
Progress Software Corp. (b)	1,818	105,626
Roper Technologies, Inc.	1,006	483,685
Salesforce, Inc. (a)	11,498	2,429,067
SAP SE	3,376	460,972
ServiceNow, Inc. (a)	2,545	1,430,214
Splunk, Inc. (a) (b)	1,442	152,982
Synopsys, Inc. (a)	1,665	724,958
WiseTech Global, Ltd.	1,928	103,289
Workday, Inc. - Class A (a)	1,117	252,319
Zoom Video Communications, Inc. - Class A (a)	1,311	88,991
Zscaler, Inc. (a) (b)	4,511	659,959

		57,075,816

Specialized REITs—0.2%
American Tower Corp. (b)	5,509	1,068,416
Crown Castle, Inc.	1,483	168,973
Digital Realty Trust, Inc. (b)	1,366	155,546
Equinix, Inc.	312	244,589
Public Storage (b)	1,016	296,550
SBA Communications Corp.	495	114,721
Weyerhaeuser Co. (b)	6,750	226,193

		2,274,988

Specialty Retail—1.0%
AutoZone, Inc. (a) (b)	264	658,247
Fast Retailing Co., Ltd.	900	231,051
H & M Hennes & Mauritz AB - B Shares	6,358	109,343
Home Depot, Inc. (The)	12,061	3,746,629
Industria de Diseno Textil S.A.	26,274	1,020,804
Lowe’s Cos., Inc. (b)	3,197	721,563
O’Reilly Automotive, Inc. (a)	2,282	2,179,995
Ross Stores, Inc.	1,805	202,395
TJX Cos., Inc. (The) (b)	8,945	758,447
Tractor Supply Co. (b)	2,935	648,928
Ulta Beauty, Inc. (a)	620	291,769
USS Co., Ltd.	8,800	145,845
ZOZO, Inc.	5,400	111,762

		10,826,778

Technology Hardware, Storage & Peripherals—2.8%
Apple, Inc.	152,566	29,593,227
HP, Inc. (b)	7,695	236,313

		29,829,540

Textiles, Apparel & Luxury Goods—0.9%
adidas AG	837	162,340
Burberry Group plc	5,624	151,362
Cie Financiere Richemont S.A. - Class A	2,509	425,711
Crocs, Inc. (a)	2,001	224,993
Deckers Outdoor Corp. (a)	1,129	595,728
Goldwin, Inc.	1,400	119,311
Hermes International	367	798,389
Kering S.A.	332	183,874
Lululemon Athletica, Inc. (a)	4,828	1,827,398
LVMH Moet Hennessy Louis Vuitton SE	2,663	2,513,142
Moncler S.p.A.	12,074	835,442
NIKE, Inc. - Class B (b)	17,724	1,956,198
VF Corp. (b)	3,386	64,639

		9,858,527

Tobacco—0.1%
Altria Group, Inc.	6,583	298,210
British American Tobacco plc	8,145	270,222
Imperial Brands plc	5,961	131,826
Philip Morris International, Inc.	5,033	491,322

		1,191,580

Trading Companies & Distributors—0.7%
Ashtead Group plc	2,307	160,198

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Brenntag SE	3,550	$276,579
Bunzl plc	5,606	213,439
Fastenal Co.	15,032	886,738
Ferguson plc	1,571	248,018
ITOCHU Corp.	12,000	477,220
Marubeni Corp.	19,300	329,717
Mitsubishi Corp.	2,400	116,338
Mitsui & Co., Ltd.	19,300	726,189
MSC Industrial Direct Co., Inc. - Class A	1,843	175,601
Rexel S.A.	5,416	133,916
Sumitomo Corp.	30,300	643,769
Toromont Industries, Ltd.	5,863	481,653
Toyota Tsusho Corp.	3,700	184,701
United Rentals, Inc.	799	355,851
Watsco, Inc. (b)	1,064	405,884
WESCO International, Inc.	1,273	227,943
WW Grainger, Inc.	1,221	962,868

		7,006,622

Transportation Infrastructure—0.0%
Grupo Aeroportuario del Pacifico S.A.B. de C.V. (ADR)	604	107,947

Water Utilities—0.1%
American Water Works Co., Inc. (b)	4,098	584,990

Wireless Telecommunication Services—0.1%
KDDI Corp.	28,500	880,816
SoftBank Group Corp.	5,400	256,293
T-Mobile U.S., Inc. (a) (b)	2,226	309,191
Vodafone Group plc	81,824	77,203

		1,523,503

Total Common Stocks (Cost $492,671,568)		580,112,195

Corporate Bonds & Notes—35.0%

Aerospace/Defense—0.1%
Boeing Co. (The) 3.950%, 08/01/59	1,935,000	1,429,051

Agriculture—0.4%
Altria Group, Inc. 5.800%, 02/14/39 (b)	1,171,000	1,146,204
BAT Capital Corp. 4.390%, 08/15/37 (b)	1,303,000	1,042,279
Bunge, Ltd. Finance Corp. 2.750%, 05/14/31 (b)	1,865,000	1,565,541

		3,754,024

Auto Manufacturers—0.3%
Ford Motor Credit Co. LLC 2.700%, 08/10/26 (b)	3,043,000	2,716,713

Security Description	Principal Amount*	Value

Auto Parts & Equipment—0.4%
Aptiv plc 3.250%, 03/01/32 (b)	609,000	521,401
Magna International, Inc. 5.500%, 03/21/33 (b)	3,794,000	3,862,235

		4,383,636

Banks—10.1%
Banco Santander S.A. 2.749%, 12/03/30 (b)	2,200,000	1,724,168
Bank of America Corp. 2.884%, 3M LIBOR + 1.452%, 10/22/30 (b) (c)	10,136,000	8,726,620
4.375%, 5Y H15 + 2.760%, 01/27/27 (c)	10,359,000	8,833,637
Bank of Ireland Group plc 2.029%, 1Y H15 + 1.100%, 09/30/27 (144A) (c)	5,646,000	4,880,323
Bank of New York Mellon Corp. (The) 4.967%, SOFR + 1.610%, 04/26/34 (b) (c)	3,922,000	3,830,140
Barclays plc 5.501%, 1Y H15 + 2.650%, 08/09/28 (b) (c)	2,026,000	1,975,735
Citigroup, Inc. 2.666%, SOFR + 1.146%, 01/29/31 (c)	5,457,000	4,619,313
Deutsche Bank AG 2.311%, SOFR + 1.219%, 11/16/27 (c)	2,642,000	2,270,369
6.720%, SOFR + 3.180%, 01/18/29 (b) (c)	678,000	678,967
7.079%, SOFR + 3.650%, 02/10/34 (b) (c)	678,000	627,174
JPMorgan Chase & Co. 1.953%, SOFR + 1.065%, 02/04/32 (c)	5,587,000	4,451,663
3.650%, 5Y H15 + 2.850%, 06/01/26 (c)	3,695,000	3,252,154
M&T Bank Corp. 5.125%, 3M LIBOR + 3.520%, 11/01/26 (c)	1,654,000	1,305,597
Manufacturers & Traders Trust Co. 3.400%, 08/17/27 (b)	4,596,000	3,942,705
Morgan Stanley 1.928%, SOFR + 1.020%, 04/28/32 (c)	1,219,000	951,587
2.511%, SOFR + 1.200%, 10/20/32 (c)	1,761,000	1,422,389
2.699%, SOFR + 1.143%, 01/22/31 (c)	4,389,000	3,732,816
4.889%, SOFR + 2.076%, 07/20/33 (b) (c)	2,795,000	2,690,045
5.250%, SOFR + 1.870%, 04/21/34 (c)	1,581,000	1,561,156
Natwest Group plc 3.073%, 1Y H15 + 2.550%, 05/22/28 (b) (c)	2,333,000	2,098,225
PNC Financial Services Group, Inc. (The) 5.068%, SOFR + 1.933%, 01/24/34 (b) (c)	1,037,000	994,442
5.582%, SOFR + 1.840%, 06/12/29 (b) (c)	322,000	320,485
6.200%, 5Y H15 + 3.238%, 09/15/27 (b) (c)	4,387,000	4,089,342
Societe Generale S.A. 1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (b) (c)	1,538,000	1,344,401
2.797%, 1Y H15 + 1.300%, 01/19/28 (144A) (b) (c)	1,449,000	1,283,392
Truist Financial Corp. 4.800%, 5Y H15 + 3.003%, 09/01/24 (b) (c)	10,078,000	8,591,495
4.916%, SOFR + 2.240%, 07/28/33 (b) (c)	1,543,000	1,410,063
U.S. Bancorp 4.839%, SOFR + 1.600%, 02/01/34 (c)	1,025,000	957,378
5.836%, SOFR + 2.260%, 06/12/34 (c)	2,305,000	2,321,678

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
UBS Group AG 1.305%, SOFR + 0.980%, 02/02/27 (144A) (c)	1,000,000	$873,668
2.593%, SOFR + 1.560%, 09/11/25 (144A) (c)	2,281,000	2,174,183
3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	4,835,000	3,911,157
3.126%, 3M LIBOR + 1.468%, 08/13/30 (144A) (c)	1,378,000	1,161,075
4.550%, 04/17/26	545,000	523,835
UniCredit S.p.A. 1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (c)	2,487,000	2,190,348
Wells Fargo & Co. 3.350%, SOFR + 1.500%, 03/02/33 (c)	2,483,000	2,125,085
3.900%, 5Y H15 + 3.453%, 03/15/26 (b) (c)	7,368,000	6,486,787
4.897%, SOFR + 2.100%, 07/25/33 (c)	1,722,000	1,651,764
5.389%, SOFR + 2.020%, 04/24/34	2,420,000	2,404,546

		108,389,907

Beverages—1.1%
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48 (b)	9,294,000	8,363,370
Bacardi Ltd./Bacardi-Martini BV 5.400%, 06/15/33	1,815,000	1,798,952
JDE Peet’s NV 2.250%, 09/24/31 (144A) (b)	1,519,000	1,176,269

		11,338,591

Building Materials—0.2%
Trane Technologies Financing, Ltd. 5.250%, 03/03/33 (b)	1,935,000	1,959,058

Chemicals—0.1%
Westlake Corp. 3.375%, 06/15/30 (b)	1,131,000	983,100

Commercial Services—0.3%
Quanta Services, Inc. 2.900%, 10/01/30 (b)	2,358,000	2,003,202
S&P Global, Inc. 2.500%, 12/01/29 (b)	500,000	435,735
Transurban Finance Co. Pty, Ltd. 2.450%, 03/16/31 (144A) (b)	1,116,000	913,516

		3,352,453

Cosmetics/Personal Care—0.5%
Estee Lauder Cos., Inc. (The) 4.650%, 05/15/33 (b)	1,085,000	1,066,755
Haleon U.S. Capital LLC 3.375%, 03/24/27 (b)	4,102,000	3,838,579

		4,905,334

Diversified Financial Services—0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.750%, 01/30/26 (b)	1,118,000	1,003,525
3.000%, 10/29/28	3,194,000	2,761,701

Diversified Financial Services—(Continued)
Capital One Financial Corp. 5.468%, SOFR + 2.080%, 02/01/29 (b) (c)	794,000	760,622
Discover Financial Services 6.700%, 11/29/32 (b)	2,804,000	2,888,773

		7,414,621

Electric—1.5%
AES Corp. (The) 1.375%, 01/15/26 (b)	928,000	828,880
3.300%, 07/15/25 (144A) (b)	2,086,000	1,969,890
Berkshire Hathaway Energy Co. 6.500%, 09/15/37	345,000	367,099
CenterPoint Energy Houston Electric LLC 2.900%, 07/01/50	1,429,000	970,553
NextEra Energy Capital Holdings, Inc. 2.440%, 01/15/32 (b)	1,243,000	1,007,766
NRG Energy, Inc. 2.450%, 12/02/27 (144A) (b)	2,705,000	2,279,525
Pacific Gas and Electric Co. 3.150%, 01/01/26 (b)	1,000,000	927,894
3.300%, 08/01/40 (b)	3,059,000	2,060,887
PG&E Energy Recovery Funding LLC 2.280%, 01/15/36	1,624,000	1,253,882
2.822%, 07/15/46	2,151,000	1,534,324
Sempra Energy 3.800%, 02/01/38	2,000,000	1,656,756
Southern California Edison Co. 4.200%, 03/01/29	500,000	475,191
5.500%, 03/15/40	335,000	328,190

		15,660,837

Electronics—0.4%
Amphenol Corp.
2.800%, 02/15/30	4,375,000	3,831,061

Entertainment—0.3%
Warnermedia Holdings, Inc.
5.050%, 03/15/42 (b)	1,938,000	1,633,477
5.141%, 03/15/52	1,124,000	915,215
5.391%, 03/15/62	1,468,000	1,196,377

		3,745,069

Food—0.1%
Flowers Foods, Inc.
2.400%, 03/15/31 (b)	1,803,000	1,470,993

Gas—0.1%
NiSource, Inc.
1.700%, 02/15/31 (b)	1,231,000	962,483

Hand/Machine Tools—0.2%
Stanley Black & Decker, Inc.
4.000%, 5Y H15 + 2.657%, 03/15/60 (b) (c)	2,255,000	1,721,432

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.4%
HCA, Inc.
2.375%, 07/15/31	3,007,000	$2,404,809
4.625%, 03/15/52 (144A) (b)	1,220,000	1,002,531
UnitedHealth Group, Inc.
4.200%, 05/15/32	1,000,000	954,662

		4,362,002

Insurance—0.8%
Corebridge Financial, Inc.
6.875%, 5Y H15 + 3.846%, 12/15/52	1,196,000	1,146,354
Five Corners Funding Trust III
5.791%, 02/15/33 (144A)	4,070,000	4,125,000
Hartford Financial Services Group, Inc. (The)
2.900%, 09/15/51	1,285,000	833,964
High Street Funding Trust II
4.682%, 02/15/48 (144A) (b)	1,250,000	1,045,941
Prudential Financial, Inc.
5.125%, 5Y H15 + 3.162%, 03/01/52 (b) (c)	1,827,000	1,649,544

		8,800,803

Internet—0.1%
Expedia Group, Inc.
2.950%, 03/15/31 (b)	411,000	346,332
4.625%, 08/01/27 (b)	652,000	631,819

		978,151

Iron/Steel—0.3%
Nucor Corp.
3.125%, 04/01/32 (b)	3,902,000	3,375,457

Lodging—0.4%
Las Vegas Sands Corp.
3.200%, 08/08/24 (b)	4,495,000	4,353,712

Machinery-Diversified—0.1%
Xylem, Inc.
2.250%, 01/30/31 (b)	1,835,000	1,522,614

Media—0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.700%, 04/01/51 (b)	6,000,000	3,791,273
Comcast Corp.
2.887%, 11/01/51 (b)	2,959,000	1,983,881
Discovery Communications LLC
3.625%, 05/15/30 (b)	1,525,000	1,337,695
4.125%, 05/15/29 (b)	2,621,000	2,391,918

		9,504,767

Mining—0.2%
Barrick North America Finance LLC
5.750%, 05/01/43	2,247,000	2,308,225

Oil & Gas—2.1%
BP Capital Markets America, Inc.
4.812%, 02/13/33 (b)	2,753,000	2,712,990
BP Capital Markets plc
4.375%, 5Y H15 + 4.036%, 06/22/25 (b) (c)	982,000	941,984
Canadian Natural Resources, Ltd.
2.950%, 07/15/30 (b)	2,106,000	1,808,286
Cenovus Energy, Inc.
2.650%, 01/15/32 (b)	855,000	690,169
ConocoPhillips Co.
5.300%, 05/15/53 (b)	892,000	907,307
Continental Resources, Inc.
2.875%, 04/01/32 (144A)	2,394,000	1,839,320
4.375%, 01/15/28 (b)	1,596,000	1,498,787
5.750%, 01/15/31 (144A) (b)	507,000	481,983
Diamondback Energy, Inc.
3.125%, 03/24/31 (b)	2,336,000	2,000,966
4.250%, 03/15/52 (b)	1,585,000	1,215,689
EQT Corp.
5.700%, 04/01/28 (b)	833,000	822,144
6.125%, 02/01/25 (b)	2,303,000	2,290,057
Marathon Petroleum Corp.
4.500%, 04/01/48	2,723,000	2,146,968
Phillips 66 Co.
5.300%, 06/30/33 (b)	1,726,000	1,720,571
Valero Energy Corp.
4.000%, 04/01/29 (b)	1,705,000	1,606,396

		22,683,617

Packaging & Containers—0.3%
Berry Global, Inc.
1.650%, 01/15/27 (b)	1,986,000	1,713,130
CCL Industries, Inc.
3.050%, 06/01/30 (144A) (b)	1,885,000	1,592,191

		3,305,321

Pharmaceuticals—1.5%
AbbVie, Inc.
4.250%, 11/21/49 (b)	3,705,000	3,197,894
Becton Dickinson & Co.
2.823%, 05/20/30 (b)	1,581,000	1,382,734
Cigna Group (The)
5.400%, 03/15/33 (b)	3,839,000	3,906,698
CVS Health Corp.
2.700%, 08/21/40 (b)	5,167,000	3,606,734
Pfizer Investment Enterprises Pte, Ltd.
4.450%, 05/19/28 (b)	3,886,000	3,819,515

		15,913,575

Pipelines—2.2%
Cheniere Corpus Christi Holdings LLC
3.700%, 11/15/29 (b)	8,126,000	7,357,395
Energy Transfer L.P.
4.400%, 03/15/27 (b)	744,000	711,360
4.950%, 05/15/28 (b)	1,098,000	1,062,321

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Kinder Morgan Energy Partners L.P.
5.800%, 03/15/35	311,000	$306,833
6.950%, 01/15/38 (b)	1,655,000	1,777,300
MPLX L.P.
4.500%, 04/15/38	2,817,000	2,424,673
4.950%, 03/14/52 (b)	4,864,000	4,130,968
5.000%, 03/01/33 (b)	249,000	238,513
ONEOK, Inc.
4.350%, 03/15/29 (b)	903,000	839,661
Plains All American Pipeline L.P. / PAA Finance Corp.
3.550%, 12/15/29 (b)	1,391,000	1,225,732
3.800%, 09/15/30 (b)	1,084,000	961,819
Targa Resources Corp.
4.200%, 02/01/33 (b)	2,537,000	2,245,595

		23,282,170

Real Estate Investment Trusts—4.3%
Alexandria Real Estate Equities, Inc.
1.875%, 02/01/33 (b)	2,419,000	1,767,753
2.950%, 03/15/34 (b)	4,689,000	3,698,327
4.750%, 04/15/35 (b)	599,000	555,772
American Tower Corp.
2.100%, 06/15/30	6,606,000	5,334,508
Boston Properties L.P.
3.250%, 01/30/31 (b)	2,182,000	1,777,777
3.400%, 06/21/29 (b)	1,000,000	836,212
4.500%, 12/01/28 (b)	2,671,000	2,452,062
Crown Castle, Inc.
2.250%, 01/15/31 (b)	6,806,000	5,547,165
Digital Realty Trust L.P.
3.600%, 07/01/29 (b)	2,306,000	2,048,226
3.700%, 08/15/27 (b)	2,492,000	2,289,390
Equinix, Inc.
2.150%, 07/15/30 (b)	6,801,000	5,496,232
Essex Portfolio L.P.
2.650%, 03/15/32 (b)	3,000,000	2,412,671
Highwoods Realty L.P.
4.200%, 04/15/29 (b)	1,424,000	1,198,879
Mid-America Apartments L.P.
2.750%, 03/15/30 (b)	2,000,000	1,732,654
Piedmont Operating Partnership L.P.
3.150%, 08/15/30 (b)	1,863,000	1,360,302
Prologis L.P.
1.750%, 07/01/30 (b)	2,484,000	1,995,649
Realty Income Corp.
4.900%, 07/15/33 (b)	1,976,000	1,888,694
Welltower OP LLC
2.050%, 01/15/29	4,419,000	3,673,615

		46,065,888

Retail—0.5%
Dollar General Corp.
5.450%, 07/05/33 (b)	1,944,000	1,929,551
Ross Stores, Inc.
1.875%, 04/15/31 (b)	1,390,000	1,096,773
Security Description	Shares/ Principal Amount*	Value

Retail—(Continued)
Tractor Supply Co.
1.750%, 11/01/30 (b)	1,350,000	1,069,134
5.250%, 05/15/33	950,000	942,638

		5,038,096

Semiconductors—0.7%
Broadcom, Inc.
2.600%, 02/15/33 (144A) (b)	3,032,000	2,369,488
NXP B.V. / NXP Funding LLC / NXP USA, Inc.
3.400%, 05/01/30	1,746,000	1,544,805
QUALCOMM, Inc.
1.650%, 05/20/32 (b)	3,000,000	2,367,456
5.400%, 05/20/33 (b)	1,110,000	1,168,754

		7,450,503

Software—0.6%
Oracle Corp.
3.600%, 04/01/50 (b)	1,087,000	776,726
4.650%, 05/06/30 (b)	2,401,000	2,319,841
VMware, Inc.
2.200%, 08/15/31 (b)	4,864,000	3,822,131

		6,918,698

Telecommunications—2.8%
AT&T, Inc.
3.500%, 06/01/41 (b)	9,197,000	7,060,393
4.850%, 03/01/39 (b)	2,000,000	1,839,862
Rogers Communications, Inc.
4.550%, 03/15/52 (144A) (b)	10,591,000	8,517,526
T-Mobile USA, Inc.
3.875%, 04/15/30	9,601,000	8,845,100
Telefonica Emisiones S.A. 5.213%, 03/08/47	1,000,000	869,739
Verizon Communications, Inc. 3.550%, 03/22/51 (b)	4,033,000	3,008,411

		30,141,031

Total Corporate Bonds & Notes (Cost $432,398,254)		374,022,993

U.S. Treasury & Government Agencies—4.3%

U.S. Treasury—4.3%
U.S. Treasury Inflation Indexed Notes 1.625%, 10/15/27 (d) (Cost $45,929,613)	46,902,655	46,208,734

Mutual Fund—2.0%

Investment Company Security—2.0%
VanEck J.P. Morgan EM Local Currency Bond ETF (b) (Cost $21,405,852)	838,959	21,443,792

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Preferred Stocks—0.1%

Security Description	Shares/ Principal Amount*	Value

Automobiles—0.0%
Volkswagen AG	1,430	$191,802

Household Products—0.1%
Henkel AG & Co. KGaA	2,929	234,135

Life Sciences Tools & Services—0.0%
Sartorius AG	327	112,136

Total Preferred Stocks (Cost $671,263)		538,073

Short-Term Investments—1.7%

Foreign Government—0.3%
Canada Treasury Bill 4.564%, 12/07/23 (CAD) (e)	4,309,000	3,182,463

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $14,455,225; collateralized by U.S. Treasury Notes with rates ranging from 4.125% - 4.625%, maturity dates ranging from 03/15/26 - 06/15/26, and an aggregate market value $14,741,621.	14,452,455	14,452,455

Total Short-Term Investments (Cost $17,557,478)		17,634,918

Securities Lending Reinvestments (f)—19.0%

Certificates of Deposit—4.5%
Bank of America N.A. 5.200%, FEDEFF PRV + 0.130%, 09/08/23 (c)	4,000,000	3,998,160
5.440%, FEDEFF PRV + 0.370%, 11/17/23 (c)	2,000,000	1,999,942
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (c)	4,000,000	4,007,048
BNP Paribas S.A. 5.510%, SOFR + 0.450%, 10/10/23 (c)	5,000,000	5,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (c)	4,000,000	4,001,028
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (c)	4,000,000	3,997,124
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/20/23	2,000,000	1,994,260
Zero Coupon, 08/18/23	1,000,000	992,800
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (c)	3,000,000	3,000,096
MUFG Bank Ltd. (NY) 5.280%, SOFR + 0.220%, 08/14/23 (c)	7,000,000	6,999,580
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (c)	3,000,000	3,000,465
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (c)	3,000,000	3,000,063

Certificates of Deposit—(Continued)
Toronto-Dominion Bank (The)
5.470%, FEDEFF PRV + 0.400%, 02/13/24 (c)	2,000,000	2,000,286
5.520%, FEDEFF PRV + 0.450%, 10/13/23 (c)	4,000,000	4,000,864

		47,991,716

Commercial Paper—1.4%
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (c)	4,000,000	3,999,472
Skandinaviska Enskilda Banken AB 5.420%, SOFR + 0.360%, 11/15/23 (c)	3,000,000	3,000,444
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (c)	5,000,000	5,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	3,000,000	2,976,906

		14,976,822

Repurchase Agreements—8.7%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $10,651,074; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $10,859,526	10,646,593	10,646,593
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $10,290,367; collateralized by various Common Stock with an aggregate market value of $11,000,001	10,000,000	10,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $4,001,690; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $4,090,238	4,000,000	4,000,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $14,314,097; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $14,653,395	14,300,000	14,300,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $20,020,222; collateralized by various Common Stock with an aggregate market value of $22,318,377	20,000,000	20,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $15,006,513; collateralized by various Common Stock with an aggregate market value of $16,676,306	15,000,000	15,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $5,025,715; collateralized by various Common Stock with an aggregate market value of $5,556,370	5,000,000	$5,000,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $8,003,447; collateralized by various Common Stock with an aggregate market value of $8,898,888	8,000,000	8,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $3,403,418; collateralized by various Common Stock with an aggregate market value of $3,786,706	3,400,000	3,400,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $3,001,288; collateralized by various Common Stock with an aggregate market value of $3,301,417	3,000,000	3,000,000

		93,346,593

Time Deposits—0.8%
Australia & New Zealand Banking Group, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	5,000,000	5,000,000
National Australia Bank, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000

		9,000,000

Mutual Funds—3.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (g)	4,000,000	4,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (g)	3,000,000	3,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (g)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (g)	4,000,000	4,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (g)	4,000,000	4,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (g)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (g)	4,000,000	4,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (g)	4,700,000	4,700,000

		38,700,000

Total Securities Lending Reinvestments (Cost $204,013,337)		204,015,131

Total Investments—116.3% (Cost $1,214,647,365)		1,243,975,836
Other assets and liabilities (net)—(16.3)%		(174,644,264)

Net Assets—100.0%		$1,069,331,572

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $215,649,017 and the collateral received consisted of cash in the amount of $203,964,147 and non-cash collateral with a value of $16,519,305. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Principal amount of security is adjusted for inflation.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $45,131,727, which is 4.2% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	8,899,000	UBSA	07/26/23	USD	6,013,668	$(82,074)
CAD	7,282,181	UBSA	07/26/23	USD	5,534,695	(35,999)
CHF	7,764,000	UBSA	07/26/23	USD	8,652,422	40,405
COP	6,336,758,000	MSIP	07/25/23	USD	1,506,242	3,428
DKK	9,189,000	MSIP	07/26/23	USD	1,349,912	(1,587)
EUR	34,417,103	JPMC	07/26/23	USD	37,408,840	185,542
GBP	497,944	JPMC	07/19/23	USD	634,859	(2,412)
GBP	245,256	UBSA	07/19/23	USD	312,237	(733)
GBP	17,138,161	UBSA	07/26/23	USD	21,845,843	(77,190)
HUF	16,693,000	JPMC	07/26/23	USD	48,972	(353)
ILS	1,669,000	UBSA	07/26/23	USD	460,165	(9,636)
JPY	2,235,061,344	JPMC	07/26/23	USD	15,654,620	(116,138)
NOK	9,591,000	MSIP	07/26/23	USD	892,125	2,095
SEK	21,498,000	MSIP	07/26/23	USD	1,996,334	(1,200)
TWD	27,025,000	MSIP	07/25/23	USD	880,867	(11,223)

Contracts to Deliver
AUD	291,000	JPMC	07/26/23	USD	195,268	1,303
CAD	118,000	JPMC	07/26/23	USD	89,488	388
CLP	45,637,000	MSIP	07/25/23	USD	56,877	104
CZK	4,070,000	UBSA	07/26/23	USD	187,686	1,033
EUR	10,099,000	JPMC	07/26/23	USD	10,976,865	(54,444)
GBP	2,112,100	UBSA	07/19/23	USD	2,616,894	(65,723)
GBP	8,933,000	UBSA	07/26/23	USD	11,351,538	4,967
IDR	11,057,320,000	GSI	07/25/23	USD	738,879	1,480
INR	67,130,000	UBSA	07/25/23	USD	815,991	(1,745)
JPY	770,766,000	JPMC	07/26/23	USD	5,398,532	40,050
MYR	89,000	GSI	07/25/23	USD	19,250	156
NZD	247,000	UBSA	07/26/23	USD	151,664	93
PHP	11,963,000	UBSA	07/25/23	USD	213,388	(3,227)
PLN	987,000	UBSA	07/26/23	USD	241,989	(497)
SGD	18,174,000	JPMC	07/26/23	USD	13,447,536	(786)
THB	20,474,000	UBSA	07/26/23	USD	582,147	3,488

Cross Currency Contracts to Buy
AUD	298,427	GSI	07/26/23	GBP	157,033	(546)
CAD	488,779	UBSA	07/26/23	AUD	553,000	472
CHF	139,000	GSI	07/26/23	JPY	22,145,174	1,672
GBP	1,690,000	MSIP	07/26/23	EUR	1,972,892	(8,409)
GBP	2,535,000	MSIP	07/26/23	EUR	2,963,436	(17,090)
JPY	348,831,340	JPMC	07/26/23	EUR	2,251,153	(33,845)

Net Unrealized Depreciation						$(238,181)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Futures	09/15/23	576	EUR	25,499,520	$544,228
Euro-BTP Futures	09/07/23	119	EUR	13,817,090	(16,876)
FTSE 100 Index Futures	09/15/23	122	GBP	9,200,630	(154,325)
NASDAQ 100 Index E-Mini Futures	09/15/23	9	USD	2,760,660	88,027
Nikkei 225 Index Futures	09/07/23	40	JPY	1,326,800,000	356,231

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	09/15/23	44	USD	9,874,150	$220,085
S&P Financial Select Sector E-Mini Futures	09/15/23	26	USD	2,725,450	47,715
S&P TSX 60 Index Futures	09/14/23	41	CAD	9,992,520	109,575
SPI 200 Index Futures	09/21/23	40	AUD	7,161,000	68,552
TOPIX Index Futures	09/07/23	60	JPY	1,372,800,000	301,293
U.S. Treasury Long Bond Futures	09/20/23	388	USD	49,239,625	(44,548)
U.S. Treasury Note 2 Year Futures	09/29/23	246	USD	50,022,563	(691,811)
U.S. Treasury Note 5 Year Futures	09/29/23	200	USD	21,418,750	(423,293)
U.S. Treasury Note Ultra 10 Year Futures	09/20/23	55	USD	6,514,063	(23,009)
U.S. Treasury Ultra Long Bond Futures	09/20/23	121	USD	16,482,469	267,224

Futures Contracts—Short
Canada Government Bond 10 Year Futures	09/20/23	(174)	CAD	(21,320,220)	(107,925)
Euro-Schatz Futures	09/07/23	(409)	EUR	(42,883,650)	295,250
MSCI Emerging Markets Index Mini Futures	09/15/23	(55)	USD	(2,744,225)	29,572
S&P 500 Index E-Mini Futures	09/15/23	(85)	USD	(19,075,063)	(256,353)
U.S. Treasury Note 10 Year Futures	09/20/23	(832)	USD	(93,405,000)	1,788,371
U.S. Treasury Note 5 Year Futures	09/29/23	(430)	USD	(46,050,313)	563,679

Net Unrealized Appreciation					$2,961,662

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M SOFR	Quarterly	3.235%	Quarterly	07/25/33	USD	322,000,000	$(7,468,983)	$—	$(7,468,983)

(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(CZK)—	Czech Koruna
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(ILS)—	Israeli Shekel
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(DAC)—	Designated Activity Company
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$4,455,737	$193,007	$—	$4,648,744
Air Freight & Logistics	2,283,919	—	—	2,283,919
Automobile Components	1,143,537	117,392	—	1,260,929
Automobiles	10,239,672	1,870,160	—	12,109,832
Banks	23,074,127	6,220,112	—	29,294,239
Beverages	11,557,147	292,524	—	11,849,671
Biotechnology	6,593,149	361,956	—	6,955,105
Broadline Retail	16,056,106	—	—	16,056,106
Building Products	4,985,156	176,437	—	5,161,593
Capital Markets	18,185,267	407,242	—	18,592,509
Chemicals	11,509,832	185,777	—	11,695,609
Commercial Services & Supplies	3,103,490	—	—	3,103,490
Communications Equipment	4,504,961	140,336	—	4,645,297
Construction & Engineering	684,446	—	—	684,446
Construction Materials	198,643	357,244	—	555,887
Consumer Finance	3,153,138	—	—	3,153,138
Consumer Staples Distribution & Retail	7,555,585	—	—	7,555,585
Containers & Packaging	1,446,896	—	—	1,446,896
Distributors	339,475	—	—	339,475
Diversified REITs	316,683	—	—	316,683
Diversified Telecommunication Services	4,178,167	—	—	4,178,167
Electric Utilities	4,245,817	994,500	—	5,240,317
Electrical Equipment	6,318,347	665,566	—	6,983,913
Electronic Equipment, Instruments & Components	2,559,928	423,355	—	2,983,283
Energy Equipment & Services	1,660,885	—	—	1,660,885
Entertainment	9,149,995	209,244	—	9,359,239
Financial Services	18,702,507	—	—	18,702,507
Food Products	3,051,886	2,809,100	—	5,860,986
Gas Utilities	241,665	—	—	241,665
Ground Transportation	5,799,363	—	—	5,799,363
Health Care Equipment & Supplies	13,985,881	449,127	—	14,435,008
Health Care Providers & Services	12,483,589	—	—	12,483,589
Health Care REITs	399,732	—	—	399,732
Health Care Technology	392,099	—	—	392,099
Hotels, Restaurants & Leisure	14,117,029	—	—	14,117,029
Household Durables	2,990,606	—	—	2,990,606
Household Products	7,812,770	542,825	—	8,355,595
Independent Power and Renewable Electricity Producers	—	324,661	—	324,661
Industrial Conglomerates	3,486,013	488,027	—	3,974,040
Industrial REITs	967,267	—	—	967,267
Insurance	11,352,809	2,274,798	—	13,627,607
Interactive Media & Services	27,609,784	—	—	27,609,784
IT Services	7,375,102	—	—	7,375,102

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Leisure Products	$402,061	$—	$—	$402,061
Life Sciences Tools & Services	6,698,882	182,143	—	6,881,025
Machinery	14,216,148	454,762	—	14,670,910
Marine Transportation	—	161,195	—	161,195
Media	3,472,270	—	—	3,472,270
Metals & Mining	7,820,910	2,489,068	—	10,309,978
Multi-Utilities	1,352,204	629,938	—	1,982,142
Office REITs	—	267,477	—	267,477
Oil, Gas & Consumable Fuels	20,354,728	3,355,033	—	23,709,761
Paper & Forest Products	—	192,732	—	192,732
Passenger Airlines	961,955	—	—	961,955
Personal Care Products	4,122,216	195,586	—	4,317,802
Pharmaceuticals	28,953,339	6,830,784	—	35,784,123
Professional Services	4,225,601	132,491	—	4,358,092
Real Estate Management & Development	621,303	189,545	—	810,848
Residential REITs	381,541	—	—	381,541
Retail REITs	248,513	—	—	248,513
Semiconductors & Semiconductor Equipment	40,401,579	746,303	—	41,147,882
Software	56,614,844	460,972	—	57,075,816
Specialized REITs	2,274,988	—	—	2,274,988
Specialty Retail	10,680,933	145,845	—	10,826,778
Technology Hardware, Storage & Peripherals	29,829,540	—	—	29,829,540
Textiles, Apparel & Luxury Goods	7,183,045	2,675,482	—	9,858,527
Tobacco	789,532	402,048	—	1,191,580
Trading Companies & Distributors	5,950,656	1,055,966	—	7,006,622
Transportation Infrastructure	107,947	—	—	107,947
Water Utilities	584,990	—	—	584,990
Wireless Telecommunication Services	642,687	880,816	—	1,523,503
Total Common Stocks	539,160,619	40,951,576	—	580,112,195
Total Corporate Bonds & Notes*	—	374,022,993	—	374,022,993
Total U.S. Treasury & Government Agencies*	—	46,208,734	—	46,208,734
Total Mutual Funds*	21,443,792	—	—	21,443,792
Total Preferred Stocks*	538,073	—	—	538,073
Total Short-Term Investments*	—	17,634,918	—	17,634,918
Securities Lending Reinvestments
Certificates of Deposit	—	47,991,716	—	47,991,716
Commercial Paper	—	14,976,822	—	14,976,822
Repurchase Agreements	—	93,346,593	—	93,346,593
Time Deposits	—	9,000,000	—	9,000,000
Mutual Funds	38,700,000	—	—	38,700,000
Total Securities Lending Reinvestments	38,700,000	165,315,131	—	204,015,131
Total Investments	$599,842,484	$644,133,352	$—	$1,243,975,836

Collateral for Securities Loaned (Liability)	$—	$(203,964,147)	$—	$(203,964,147)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$286,676	$—	$286,676
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(524,857)	—	(524,857)
Total Forward Contracts	$—	$(238,181)	$—	$(238,181)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,679,802	$—	$—	$4,679,802
Futures Contracts (Unrealized Depreciation)	(1,718,140)	—	—	(1,718,140)
Total Futures Contracts	$2,961,662	$—	$—	$2,961,662
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(7,468,983)	$—	$(7,468,983)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,243,975,836
Cash	12,207
Cash denominated in foreign currencies (c)	927,819
Cash collateral (d)	23,956,036
Unrealized appreciation on forward foreign currency exchange contracts	286,676
Receivable for:
Investments sold	2,799,151
Fund shares sold	23,491
Dividends and interest	5,081,695
Variation margin on centrally cleared swap contracts	888,898
Prepaid expenses	8,729

Total Assets	1,277,960,538
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	524,857
Collateral for securities loaned	203,964,147
Payables for:
Investments purchased	2,256,161
Fund shares redeemed	506,993
Variation margin on futures contracts	62,014
Accrued Expenses:
Management fees	556,870
Distribution and service fees	218,422
Deferred trustees’ fees	224,341
Other expenses	315,161

Total Liabilities	208,628,966

Net Assets	$1,069,331,572

Net Assets Consist of:
Paid in surplus	$1,131,510,528
Distributable earnings (Accumulated losses)	(62,178,956)

Net Assets	$1,069,331,572

Net Assets
Class B	$1,069,331,572
Capital Shares Outstanding*
Class B	99,633,890
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,214,647,365.
(b)	Includes securities loaned at value of $215,649,017.
(c)	Identified cost of cash denominated in foreign currencies was $957,856.
(d)	Includes collateral of $7,906,612 for futures contracts and $16,049,424 for centrally cleared swap contract.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$6,161,918
Interest	10,169,115
Securities lending income	299,435

Total investment income	16,630,468
Expenses
Management fees	3,398,745
Administration fees	42,084
Custodian and accounting fees	157,496
Distribution and service fees—Class B	1,326,472
Audit and tax services	48,859
Legal	24,582
Trustees’ fees and expenses	17,765
Shareholder reporting	19,090
Insurance	5,061
Miscellaneous	20,147

Total expenses	5,060,301
Less management fee waiver	(15,867)

Net expenses	5,044,434

Net Investment Income	11,586,034

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	11,278,199
Futures contracts	(1,466,217)
Swap contracts	4,036,252
Foreign currency transactions	(43,647)
Forward foreign currency transactions	(820,640)

Net realized gain (loss)	12,983,947

Net change in unrealized appreciation (depreciation) on:
Investments	72,073,652
Futures contracts	(2,108,053)
Swap contracts	(6,652,711)
Foreign currency transactions	12,980
Forward foreign currency transactions	(1,994,507)

Net change in unrealized appreciation (depreciation)	61,331,361

Net realized and unrealized gain (loss)	74,315,308

Net Increase (Decrease) in Net Assets From Operations	$85,901,342

(a)	Net of foreign withholding taxes of $312,394.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$11,586,034	$19,782,967
Net realized gain (loss)	12,983,947	(104,706,040)
Net change in unrealized appreciation (depreciation)	61,331,361	(211,336,768)

Increase (decrease) in net assets from operations	85,901,342	(296,259,841)

From Distributions to Shareholders
Class B	(19,813,877)	(95,867,634)

Total distributions	(19,813,877)	(95,867,634)

Increase (decrease) in net assets from capital share transactions	(55,493,857)	(65,020,973)

Total increase (decrease) in net assets	10,593,608	(457,148,448)

Net Assets
Beginning of period	1,058,737,964	1,515,886,412

End of period	$1,069,331,572	$1,058,737,964

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	221,259	$2,322,247	482,149	$5,226,618
Reinvestments	1,863,958	19,813,877	9,362,074	95,867,634
Redemptions	(7,364,255)	(77,629,981)	(14,944,338)	(166,115,225)

Net increase (decrease)	(5,279,038)	$(55,493,857)	(5,100,115)	$(65,020,973)

Increase (decrease) derived from capital shares transactions		$(55,493,857)		$(65,020,973)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
			Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.09		$13.78	$12.43	$13.12	$10.96	$12.88

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.18	0.13	0.10	0.23	0.22
Net realized and unrealized gain (loss)	0.73		(2.95)	1.28	0.10	2.11	(1.37)

Total income (loss) from investment operations	0.84		(2.77)	1.41	0.20	2.34	(1.15)

Less Distributions
Distributions from net investment income	(0.20)		(0.16)	(0.04)	(0.22)	(0.18)	(0.18)
Distributions from net realized capital gains	0.00		(0.76)	(0.02)	(0.67)	0.00	(0.59)

Total distributions	(0.20)		(0.92)	(0.06)	(0.89)	(0.18)	(0.77)

Net Asset Value, End of Period	$10.73		$10.09	$13.78	$12.43	$13.12	$10.96

Total Return (%) (b)	8.35	(c)	(20.17)	11.42	2.11	21.49	(9.42)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(d)	0.94	0.93	0.94	0.92	0.93
Net ratio of expenses to average net assets (%) (e)	0.95	(d)	0.94	0.92	0.93	0.91	0.91 (f)
Ratio of net investment income (loss) to average net assets (%)	2.18	(d)	1.64	1.03	0.83	1.85	1.86
Portfolio turnover rate (%)	31	(c)	45	35	138	90	77
Net assets, end of period (in millions)	$1,069.3		$1,058.7	$1,515.9	$1,606.7	$1,785.0	$1,693.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net asset was 0.01% for the year ended December 31, 2018.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2023, the Portfolio held $10,164 in the Subsidiary, representing less than 0.01% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

BHFTI-26

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For

BHFTI-27

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2023, the Portfolio received EU tax reclaim payments in the amount of $4,317 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Consolidated Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-28

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Consolidated Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Consolidated Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreement - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying

BHFTI-29

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $14,452,455. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $93,346,593. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 -90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(64,129,185)	$—	$—	$—	$(64,129,185)
Corporate Bonds & Notes	(127,306,654)	—	—	—	(127,306,654)
Mutual Funds	(12,528,308)	—	—	—	(12,528,308)
Total Borrowings	$(203,964,147)	$—	$—	$—	$(203,964,147)
Gross amount of recognized liabilities for securities lending transactions					$(203,964,147)

BHFTI-30

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable

BHFTI-31

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$7,468,983
	Unrealized appreciation on futures contracts (a) (c)	$2,914,524	Unrealized depreciation on futures contracts (a) (c)	1,307,462
Equity	Unrealized appreciation on futures contracts (a) (c)	1,765,278	Unrealized depreciation on futures contracts (a) (c)	410,678
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	286,676	Unrealized depreciation on forward foreign currency exchange contracts	524,857

Total		$4,966,478		$9,711,980

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

BHFTI-32

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$3,308	$(546)	$—	$2,762
JPMorgan Chase Bank N.A.	227,283	(207,978)	—	19,305
Morgan Stanley & Co. International plc	5,627	(5,627)	—	—
UBS AG	50,458	(50,458)	—	—

	$286,676	$(264,609)	$—	$22,067

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Goldman Sachs International	$546	$(546)	$—	$—
JPMorgan Chase Bank N.A.	207,978	(207,978)	—	—
Morgan Stanley & Co. International plc	39,509	(5,627)	—	33,882
UBS AG	276,824	(50,458)	—	226,366

	$524,857	$(264,609)	$—	$260,248

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(820,640)	$(820,640)
Futures contracts	(1,532,760)	66,543	—	(1,466,217)
Swap contracts	4,036,252	—	—	4,036,252

	$2,503,492	$66,543	$(820,640)	$1,749,395

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(1,994,507)	$(1,994,507)
Futures contracts	534,727	(2,642,780)	—	(2,108,053)
Swap contracts	(6,652,711)	—	—	(6,652,711)

	$(6,117,984)	$(2,642,780)	$(1,994,507)	$(10,755,271)

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$209,588,582
Futures contracts long	245,340,336
Futures contracts short	(291,632,591)
Swap contracts	313,500,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-33

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be

BHFTI-34

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to

BHFTI-35

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$99,366,510	$205,085,517	$52,755,630	$276,908,179

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$3,398,745	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-36

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	First $100 million
(0.010)%	$100 million to $200 million
0.010%	$750 million to $1.25 billion
0.040%	$1.25 billion to $1.5 billion
0.020%	$1.5 billion to $1.75 billion
0.050%	Over $1.75 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,220,108,113

Gross unrealized appreciation	114,382,633
Gross unrealized (depreciation)	(95,186,400)

Net unrealized appreciation (depreciation)	$19,196,233

BHFTI-37

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$38,387,605	$7,937,442	$57,480,029	$—	$95,867,634	$7,937,442

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$19,957,664	$—	$(50,731,066)	$(97,269,627)	$(128,043,029)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $97,269,627.

10. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-38

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-39

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Managed by State Street Global Advisors Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the SSGA Emerging Markets Enhanced Index Portfolio returned 6.92% and 6.82%, respectively. The Portfolio’s benchmark, MSCI Emerging Markets Index¹, returned 4.89%.

MARKET ENVIRONMENT / CONDITIONS

Despite an overall risk positive environment, emerging market (“EM”) equities rose just 4.9% (MSCI Emerging Markets Index) in the first half of the year. This compares to developed market equities (MSCI EAFE Index) which saw strong returns across regions and rose 15.0% The year started well for EM equities, with optimism building around a China recovery story, but as with many themes, the market got ahead of itself. We believe a solid economic recovery is underway in China, but it may not have been as fast or as powerful as investors believed coming into 2023. Industrial activity remained soft in China, though we did see a mild change in sentiment in the second quarter on reports that various new stimulus measures will be proposed. The relatively weak economic data and rising geopolitical tensions have kept investors nervous about increasing exposures to China.

While the clear headline across global markets in the first quarter was the demise of Silicon Valley Bank and Credit Suisse, these events were mostly a non-event for emerging markets. EM banks were basically flat in the first quarter (-0.4%), substantially outperforming their U.S. counterparts and mostly traded on domestic conditions. For the six-month period ending on June 30, 2023, EM financials were +4.8%, basically in line with the broader EM index.

From a regional perspective, Latin America was a clear winner in the first half of 2023, returning 14.65% for the period with Mexico (+25.1%) and Brazil (+12.1%) leading the way. Mexico has been the beneficiary of the trend in nearshoring as ongoing tensions between the U.S. and China has prompted several U.S. companies to undertake a massive relocation of their factories to Mexico. Equity returns in Brazil were buoyed by optimism that inflation has peaked, and rate cuts were forthcoming.

EM Asia managed to post a +2.9% return over the first half of the year as positive strong equity performance in Taiwan (+19.9%) and South Korea (+14.4%) offset the drag from China (-5.5%). The two Information Technology (“IT”)-heavy markets benefited from the presence of a number of stocks that rallied on enthusiasm surrounding the artificial intelligence theme.

From a sector perspective in EM, there was a large dispersion with IT (+20.5%) and Energy (+11.8%) leading the way, and Health Care (-7.3%) and Utilities (-6.8%) lagging significantly.

Flows into EM equities on a year-to-date basis remain strong at more than $37 billion, mostly driven by exchange-traded funds and other passive products.

PORTFOLIO REVIEW / PERIOD END POSITIONING

In selecting stocks, we look for EM companies that are cheap relative to peers across several valuation metrics, have a tailwind of positive investor sentiment and exhibit the quality characteristics of a well-managed company, among other factors. We have often found many attractive investments in the small cap part of the universe and so the Portfolio has a limited tilt to small cap companies.

For the period, relative performance was positive. One of the key contributors to the Portfolio’s positive relative performance was the outperformance of cheap stocks relative to expensive stocks as we purposely tilted towards names that are cheaper. For the period, value (cheap) stocks outperformed growth (expensive) by approximately 2% (measured by the MSCI EM Value Index and MSCI EM Growth Index). Additionally, stocks with high quality outperformed those with poor quality, adding an additional contribution to positive relative performance as quality metrics are one of the core factors in our stock selection model. Our quality theme can be summarized into asset quality measures, balance sheet strength and earnings quality. We make use of income and balance sheet statements to develop a sense of what the firm is proactively doing. For earnings quality, we favor companies where bottom-line earnings are well supported by top-line numbers. To assess asset quality, we examine the firm’s history of asset growth and whether there are any undesirable characteristics.

The other key characteristic of emerging markets that contributed to the strategy’s relative performance was low risk stocks outperformance over high-risk names. Our process tends to have a small tilt to lower risk names, driven by our desire to invest in well-managed companies that tend to be less volatile. The return to a more typical paradigm where low risk companies have historically outperformed in volatile markets added an additional tailwind to the strategy. In addition, our sentiment factor analyzes market trends, analyst earnings, and hedge fund data amongst other variables to assess stock sentiment. This was an additional source of relative return in the first half of 2023.

Outperformance over the period was heavily concentrated in the large Asian markets of China, Taiwan, and India. Within the technology-dominated Taiwanese market we saw extremely strong stock selection amongst the technology hardware stocks, where we outperformed the benchmark index by almost 10%. Specific positions that were additive included an overweight to Lite On Technology (+67.0%) a manufacturer of power supply IT products rallied from a shift into higher margin products and expansion into non-personal computer (“PC”) sectors and; Wistron Corp (+34.3%) a provider of support services related to design and manufacturing of tablets, mobile phones etc. which rallied after increasing focus on AI, and PC demand recovery.

Within China, outperformance was broad-based across the sectors with Consumer Discretionary, Energy, and IT leading the way.

BHFTI-1

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Managed by State Street Global Advisors Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

Among the Consumer Discretionary sector, the strategy benefitted from an underweight to internet retailers which were down -19.5% in the first half of the year, lagging the broader China benchmark by more than 14%. Of particular note was an underweight to index heavyweights JD.com (China, -39.2%). In the IT sector the strategy saw strong stock selection in the tech hardware and equipment area – particularly from 1) an overweight to ZTE Corp. (+85.3%), a manufacturer of telecom and IT products that has rallied on improved revenues and reduced pressure on average sales price; and 2) an underweight to Xiaomi Corp. (-2.4%) a manufacturer of smartphone products which has been hurt by declines in shipments. The strategy added value in the Energy sector primarily via an overweight to PetroChina (+58.0%) which improved their profitability despite a year-over-year drop in average realized crude oil prices because of robust oil and gas production, effective cost controls, and via a recovery in marketing and natural gas sales segments.

Outperformance in India was heavily concentrated in the Utilities and Industrials sectors, and largely due to underweights to the Adani conglomerate which scored extremely poorly in our model on valuation metrics. The Adani empire came under scrutiny in the first quarter after serious allegations were made by a short seller that the industrial conglomerate had manipulated its stock price and engaged in accounting fraud.

The only market where the Portfolio experienced underperformance in the first half of 2023 was South Africa where the strategy was hurt by positioning in the Materials sector as the result of overweight positions in lagging gold companies Sibanye Stillwater (-39.7%), African Rainbow Minerals (-34.1%) and Impala Platinum (-45.8%). Elsewhere in South Africa an overweight to retailer Motus Holdings (-15.8%) hurt performance as the stock was hampered by higher finance charges and adverse currency impact from imports.

As of June 30, 2023, the Portfolio’s positioning favored South Korea, China, and India with underweights to Kuwait (a newcomer to the benchmark index), Philippines, and Saudi Arabia. The Portfolio’s sector positioning at period end had overweight allocations to IT, Health Care, and Real Estate sectors, while the largest underweight allocations were in Financials, Consumer Discretionary and Consumer Staples sectors.

Robert Luiso

Jay Siegrist

Portfolio Managers

State Street Global Advisors Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets.

BHFTI-2

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	Since Inception[1]
SSGA Emerging Markets Enhanced Index Portfolio
Class A	6.92	2.67	0.58
Class B	6.82	2.45	0.36
MSCI Emerging Markets Index	4.89	1.75	0.50

1 Inception date of the Class A and Class B shares was 04/29/19. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	6.9
Tencent Holdings, Ltd.	4.1
Samsung Electronics Co., Ltd.	4.1
Alibaba Group Holding, Ltd.	2.5
Reliance Industries, Ltd.	1.2
Meituan- Class B	1.0
Infosys, Ltd.(ADR)	1.0
China Construction Bank Corp.- Class H	0.9
Hon Hai Precision Industry Co., Ltd.	0.9
SK Hynix, Inc.	0.8

Top Countries

% of Net Assets
China	29.2
Taiwan	15.3
India	14.6
South Korea	12.5
Brazil	5.5
Saudi Arabia	3.9
South Africa	3.0
Mexico	3.0
Indonesia	2.1
Thailand	1.8

BHFTI-3

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Emerging Markets Enhanced Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A	Actual	0.70%	$1,000.00	$1,069.20	$3.59
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

Class B	Actual	0.95%	$1,000.00	$1,068.20	$4.87
	Hypothetical*	0.95%	$1,000.00	$1,020.08	$4.76

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks — 95.8% of Net Assets

Security Description	Shares	Value

Brazil — 3.8%
Ambev S.A. (ADR) (a)	402,700	$1,280,586
B3 S.A. - Brasil Bolsa Balcao	375,900	1,146,965
Banco Bradesco S.A.	84,876	259,510
Banco Bradesco S.A. (ADR)	205,945	712,570
Banco do Brasil S.A.	113,500	1,170,983
CCR S.A.	114,800	336,857
CPFL Energia S.A.	86,500	621,264
Energisa S.A.	37,300	391,057
Itau Unibanco Holding S.A. (ADR) (a)	189,100	1,115,690
JBS S.A.	165,500	603,490
Kepler Weber S.A.	79,800	157,660
Klabin S.A.	71,700	325,991
Mahle-Metal Leve S.A.	3,418	33,222
Mills Estruturas e Servicos de Engenharia S.A.	22,100	52,017
Petroleo Brasileiro S.A.	130,800	904,198
Petroleo Brasileiro S.A. (ADR)	18,400	254,472
Raia Drogasil S.A.	31,200	192,874
Sao Martinho S.A.	4,476	31,923
SLC Agricola S.A.	43,670	348,579
Telefonica Brasil S.A.	77,600	701,256
Vale S.A.	101,200	1,357,308
Vale S.A. (ADR)	112,600	1,511,092
Vibra Energia S.A.	52,500	197,908

		13,707,472

Chile — 0.6%
Cencosud S.A.	444,249	861,009
Cia Cervecerias Unidas S.A.	9,557	77,064
Colbun S.A.	593,482	94,009
Empresa Nacional de Telecomunicaciones S.A.	10,289	41,579
Empresas CMPC S.A.	200,494	383,606
SMU S.A.	542,556	95,416
Sociedad Quimica y Minera de Chile S.A. (ADR) (a)	7,300	530,126

		2,082,809

China — 29.2%
37 Interactive Entertainment Network Technology Group Co., Ltd. - Class A	14,800	71,060
3SBio, Inc.	713,500	718,066
AIMA Technology Group Co., Ltd. - Class A	34,800	154,863
AK Medical Holdings, Ltd.	200,000	173,745
Akeso, Inc. (b)	28,000	126,764
Alibaba Group Holding, Ltd. (b)	885,500	9,209,259
Alibaba Health Information Technology, Ltd. (b)	290,000	176,730
Anhui Conch Cement Co., Ltd. - Class A	5,100	16,696
Anhui Conch Cement Co., Ltd. - Class H	121,500	323,444
Anhui Expressway Co., Ltd. - Class H	78,000	75,429
Anhui Guangxin Agrochemical Co., Ltd. - Class A	8,700	32,432
Anhui Gujing Distillery Co., Ltd. - Class A (b)	2,600	88,521
Anhui Yingjia Distillery Co., Ltd. - Class A	22,900	201,630
ANTA Sports Products, Ltd.	29,200	299,402
Autohome, Inc. (ADR)	14,100	411,156
Baidu, Inc. - Class A (b)	154,500	2,640,861
Bank of Changsha Co., Ltd. - Class A	25,500	27,278
Bank of Chengdu Co., Ltd. - Class A (b)	40,000	67,455
Bank of China, Ltd. - Class H	2,587,000	1,037,419
Bank of Hangzhou Co., Ltd. - Class A	142,000	230,418
Bank of Jiangsu Co., Ltd. - Class A (b)	529,980	537,544
Bank of Nanjing Co., Ltd. - Class A	68,500	75,546
Baoshan Iron & Steel Co., Ltd. - Class A	52,600	40,747
BeiGene, Ltd. (b)	33,000	451,011
Beijing Yanjing Brewery Co., Ltd. - Class A	38,700	66,587
Bilibili, Inc. - Class Z (b)	9,040	136,585
Binjiang Service Group Co., Ltd.	12,000	31,672
By-health Co., Ltd. - Class A	35,569	117,457
BYD Co., Ltd. - Class A	11,900	425,171
BYD Co., Ltd. - Class H	55,500	1,775,049
BYD Electronic International Co., Ltd.	149,500	455,005
CGN Power Co., Ltd. - Class H	2,429,000	586,915
China Construction Bank Corp. - Class A	260,600	224,866
China Construction Bank Corp. - Class H (b)	5,034,000	3,264,334
China Feihe, Ltd.	805,000	448,890
China Foods, Ltd.	106,000	37,637
China Galaxy Securities Co., Ltd. - Class H	504,500	270,294
China International Marine Containers Group Co., Ltd. - Class A	201,450	191,282
China International Marine Containers Group Co., Ltd. - Class H	147,850	86,134
China Jushi Co., Ltd. - Class A	25,429	49,673
China Lesso Group Holdings, Ltd.	434,000	284,933
China Medical System Holdings, Ltd.	395,000	645,849
China Meidong Auto Holdings, Ltd.	9,450	10,951
China Merchants Bank Co., Ltd. - Class A	109,200	494,655
China Merchants Bank Co., Ltd. - Class H	301,000	1,368,847
China National Accord Medicines Corp., Ltd. - Class A	62,430	374,797
China National Medicines Corp., Ltd. - Class A	42,600	228,086
China Overseas Land & Investment, Ltd.	227,000	496,131
China Pacific Insurance Group Co., Ltd. - Class A	81,200	290,542
China Pacific Insurance Group Co., Ltd. - Class H	288,800	747,886
China Petroleum & Chemical Corp. - Class A	215,600	189,196
China Petroleum & Chemical Corp. - Class H	1,878,000	1,104,744
China Resources Beer Holdings Co., Ltd.	88,000	581,769
China Resources Land, Ltd.	306,000	1,303,159
China Resources Medical Holdings Co., Ltd.	140,500	108,080
China Resources Pharmaceutical Group, Ltd.	171,000	148,932
China Resources Power Holdings Co., Ltd.	294,000	665,169
China Shenhua Energy Co., Ltd. - Class A	61,811	261,825
China Shenhua Energy Co., Ltd. - Class H	369,500	1,133,677
China State Construction Engineering Corp., Ltd. - Class A	370,100	293,422
China Tower Corp., Ltd. - Class H	3,754,000	417,883
China Traditional Chinese Medicine Holdings Co., Ltd.	324,000	151,413
China United Network Communications, Ltd. - Class A	387,100	256,026
China Vanke Co., Ltd. - Class H	272,700	367,533
China Yongda Automobiles Services Holdings, Ltd.	255,000	128,623
Chlitina Holding, Ltd.	12,000	77,063
Chongqing Brewery Co., Ltd. - Class A	6,900	87,591
Chongqing Zhifei Biological Products Co., Ltd. - Class A	10,700	65,106
Chow Tai Fook Jewellery Group, Ltd.	80,800	145,702
CITIC Telecom International Holdings, Ltd.	635,000	243,421
CITIC, Ltd.	550,000	657,970
Contemporary Amperex Technology Co., Ltd. - Class A	16,820	531,150
COSCO SHIPPING Holdings Co., Ltd. - Class A	114,120	147,998
COSCO SHIPPING Holdings Co., Ltd. - Class H	303,200	273,883

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(continued)

Security Description	Shares	Value

China —(Continued)
Country Garden Services Holdings Co., Ltd.	311	$402
CRRC Corp., Ltd. - Class A	102,200	91,624
CRRC Corp., Ltd. - Class H	375,000	205,878
CSPC Pharmaceutical Group, Ltd.	466,240	406,874
Daan Gene Co. Ltd. - Class A	69,380	95,224
Dali Foods Group Co., Ltd.	45,000	20,145
Daqin Railway Co., Ltd. - Class A	430,500	440,529
Daqo New Energy Corp. (ADR) (b)	2,900	115,130
DaShenLin Pharmaceutical Group Co., Ltd. - Class A	6,300	24,312
Dian Diagnostics Group Co., Ltd. - Class A	11,200	39,546
Dongfang Electric Corp., Ltd. - Class A	28,300	72,771
Dongyue Group, Ltd.	173,000	129,568
EEKA Fashion Holdings, Ltd.	63,500	83,650
ENN Energy Holdings, Ltd.	2,793	34,903
ENN Natural Gas Co., Ltd. - Class A	108,800	284,897
FinVolution Group (ADR)	65,900	303,140
Foxconn Industrial Internet Co., Ltd. - Class A	41,100	142,972
Fuyao Glass Industry Group Co., Ltd. - Class H	21,200	87,979
GD Power Development Co., Ltd. - Class A (b)	172,600	91,042
GDS Holdings, Ltd. - Class A (b)	67,700	92,329
Geely Automobile Holdings, Ltd.	199,000	242,507
Great Wall Motor Co., Ltd. - Class H	17,646	20,340
Guangdong Provincial Expressway Development Co., Ltd. - Class A	46,620	50,316
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. - Class A	22,200	97,451
Guangzhou Kingmed Diagnostics Group Co., Ltd. - Class A	5,200	54,044
H World Group, Ltd. (ADR) (b)	10,300	399,434
Haidilao International Holding, Ltd.	119,000	263,199
Haier Smart Home Co., Ltd. - Class A	65,800	213,332
Haier Smart Home Co., Ltd. - Class H	101,400	319,794
Haitian International Holdings, Ltd.	150,000	350,501
Hangzhou Binjiang Real Estate Group Co., Ltd. - Class A	61,500	74,666
Harbin Electric Co., Ltd. - Class H	402,000	162,126
Health & Happiness H&H International Holdings, Ltd.	51,000	65,875
Hebei Yangyuan Zhihui Beverage Co., Ltd. - Class A	6,200	21,133
Hello Group, Inc. (ADR)	38,800	372,868
Henan Shenhuo Coal & Power Co., Ltd. - Class A	62,100	111,284
Hengan International Group Co., Ltd.	148,000	624,035
Huadong Medicine Co., Ltd. - Class A	39,300	235,058
Huafon Chemical Co., Ltd. - Class A	104,100	98,505
Huaibei Mining Holdings Co., Ltd. - Class A	28,700	45,572
Hubei Jumpcan Pharmaceutical Co., Ltd. - Class A (b)	29,300	117,207
Hubei Xingfa Chemicals Group Co., Ltd. - Class A	22,900	70,193
Hygeia Healthcare Holdings Co., Ltd. - Class C (a)	38,600	209,706
Imeik Technology Development Co., Ltd. - Class A	2,420	148,264
Industrial & Commercial Bank of China, Ltd. - Class H	2,085,000	1,112,790
Industrial Bank Co., Ltd. - Class A	154,400	333,130
Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd. - Class A	167,100	94,313
iQIYI, Inc. (ADR) (a) (b)	22,100	118,014
JD Health International, Inc. (b)	59,265	375,705
JD.com, Inc. - Class A	108,354	1,843,351
Jiangsu Expressway Co., Ltd. - Class H	256,000	236,501
Jiangsu Linyang Energy Co., Ltd. - Class A	35,400	39,959
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. - Class A	4,700	85,195
Jiangsu Yuyue Medical Equipment & Supply Co., Ltd. - Class A	24,500	121,457

China —(Continued)
Jiangxi Copper Co., Ltd. - Class A	19,500	51,147
Jiangxi Copper Co., Ltd. - Class H	236,000	363,173
JNBY Design, Ltd.	92,500	99,870
Joincare Pharmaceutical Group Industry Co., Ltd. - Class A	109,499	191,834
Jointown Pharmaceutical Group Co., Ltd. - Class A	96,552	137,935
JOYY, Inc. (ADR)	8,000	245,680
KE Holdings, Inc. (ADR) (b)	17,800	264,330
Kuaishou Technology (b)	126,400	868,383
Kunlun Energy Co., Ltd.	1,058,000	834,361
Kweichow Moutai Co., Ltd. - Class A	3,300	769,462
LB Group Co., Ltd. - Class A	26,700	60,709
Lenovo Group, Ltd.	1,102,000	1,151,473
Li Auto, Inc. - Class A (b)	16,000	279,578
Lingyi iTech Guangdong Co. - Class A (b)	114,100	108,536
Livzon Pharmaceutical Group, Inc. - Class H (a) (b)	48,000	165,383
Longfor Group Holdings, Ltd.	162,500	397,995
Lonking Holdings, Ltd.	235,000	38,848
Lufax Holding, Ltd. (ADR)	234,200	334,906
Luxi Chemical Group Co., Ltd. - Class A	23,600	34,305
Luzhou Laojiao Co., Ltd. - Class A	4,000	115,608
Meituan - Class B (b)	227,610	3,577,592
MINISO Group Holding, Ltd. (ADR)	23,200	394,168
Minth Group, Ltd.	82,000	225,982
Nanjing Iron & Steel Co., Ltd. - Class A	104,300	48,439
NetDragon Websoft Holdings, Ltd.	86,000	162,015
NetEase, Inc.	140,000	2,720,581
New Oriental Education & Technology Group, Inc. (b)	82,000	324,347
Newland Digital Technology Co., Ltd. - Class A	81,400	211,993
Nongfu Spring Co., Ltd. - Class H	14,600	80,739
PDD Holdings, Inc. (ADR) (b)	26,900	1,859,866
PetroChina Co., Ltd. - Class A	427,900	441,530
PetroChina Co., Ltd. - Class H	2,168,000	1,506,589
Pharmaron Beijing Co., Ltd. - Class H (b)	20,500	63,705
PICC Property & Casualty Co., Ltd. - Class H	58,000	64,654
Ping An Insurance Group Co. of China, Ltd. - Class A	105,300	673,927
Ping An Insurance Group Co. of China, Ltd. - Class H	454,000	2,908,863
Poly Developments and Holdings Group Co., Ltd. - Class A	53,700	96,366
Power Construction Corp. of China, Ltd. - Class A	73,800	58,419
Qifu Technology, Inc. (ADR)	6,400	110,592
Shaanxi Coal Industry Co., Ltd. - Class A	107,900	270,445
Shan Xi Hua Yang Group New Energy Co., Ltd. - Class A	67,200	73,336
Shandong Jinjing Science & Technology Co., Ltd. - Class A	45,500	48,410
Shandong Weigao Group Medical Polymer Co., Ltd. - Class H	75,200	98,631
Shanghai International Port Group Co., Ltd. - Class A	219,000	158,529
Shanghai Pharmaceuticals Holding Co., Ltd. - Class A	28,000	86,469
Shanghai Pharmaceuticals Holding Co., Ltd. - Class H	294,100	583,368
Shanxi Coal International Energy Group Co., Ltd. - Class A	23,900	47,639
Shanxi Lu’an Environmental Energy Development Co., Ltd. - Class A	80,700	181,442
Shanxi Xinghuacun Fen Wine Factory Co., Ltd. - Class A	5,160	131,459
Shenzhen Expressway Corp, Ltd. - Class A	72,800	90,051
Shenzhen Expressway Corp., Ltd. - Class H	156,000	133,126
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. - Class A	7,400	305,408
Sichuan Kelun Pharmaceutical Co., Ltd. - Class A	64,600	264,334
Sinopec Engineering Group Co., Ltd. - Class H	216,500	96,572
Sinopharm Group Co., Ltd. - Class H	284,400	891,589
Sinotrans, Ltd. - Class H	1,032,000	367,823

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(continued)

Security Description	Shares	Value

China —(Continued)
Sun Art Retail Group, Ltd.	292,000	$75,415
Sunny Optical Technology Group Co., Ltd.	40,300	405,001
Suzhou Dongshan Precision Manufacturing Co., Ltd. - Class A (b)	53,400	190,731
TangShan Port Group Co., Ltd. - Class A	323,600	157,388
TBEA Co., Ltd. - Class A (b)	125,656	386,253
Tencent Holdings, Ltd. (a)	349,500	14,875,603
Tencent Music Entertainment Group (ADR) (b)	91,500	675,270
Tian Di Science & Technology Co., Ltd. - Class A	108,500	87,310
Tian Ge Interactive Holdings, Ltd.	66,231	3,351
Tianli Education International Holdings, Ltd.	116,122	30,906
Tianneng Power International, Ltd.	124,000	128,368
Tingyi Cayman Islands Holding Corp.	125,876	195,650
Tongcheng Travel Holdings, Ltd. (b)	9,614	20,178
Tongwei Co., Ltd. - Class A	11,400	53,965
Topsports International Holdings, Ltd.	323,000	281,308
Trip.com Group, Ltd. (ADR) (b)	27,900	976,500
Tsingtao Brewery Co., Ltd. - Class A	8,400	119,789
Tsingtao Brewery Co., Ltd. - Class H	58,000	528,540
Uni-President China Holdings, Ltd.	205,000	173,016
Vipshop Holdings, Ltd. (ADR) (b)	62,500	1,031,250
Want Want China Holdings, Ltd.	75,000	49,846
Weibo Corp. (ADR)	17,100	224,181
Western Mining Co., Ltd. - Class A	129,900	188,798
Wuliangye Yibin Co., Ltd. - Class A	9,800	221,337
WuXi AppTec Co., Ltd. - Class A	10,991	94,662
WuXi AppTec Co., Ltd. - Class H	64,600	519,039
Wuxi Biologics Cayman, Inc. (a) (b)	199,000	958,875
XD, Inc. (b)	14,000	35,375
Xiamen C & D, Inc. - Class A	154,600	232,639
Xiaomi Corp. - Class B (b)	348,800	478,541
Xinhua Winshare Publishing & Media Co., Ltd. - Class A	56,400	109,941
Xinte Energy Co., Ltd. - Class H (b)	70,000	148,991
Yadea Group Holdings, Ltd.	368,000	839,431
YongXing Special Materials Technology Co., Ltd. - Class A	11,570	100,108
Youdao, Inc. (ADR) (a) (b)	9,800	47,236
YuanShengTai Dairy Farm, Ltd. (b)	841,000	14,478
Yuexiu Property Co., Ltd.	170,300	197,885
Yum China Holdings, Inc.	31,600	1,785,400
Zai Lab, Ltd. (ADR) (b)	7,217	200,127
Zangge Mining Co., Ltd. - Class A	53,600	166,826
Zhejiang Century Huatong Group Co., Ltd. - Class A (b)	11,850	12,379
Zhejiang Expressway Co., Ltd. - Class H	158,000	120,111
Zhejiang Jiahua Energy Chemical Industry Co., Ltd. - Class A	172,000	223,404
Zhejiang Xinan Chemical Industrial Group Co., Ltd. - Class A	70,600	106,225
Zhongjin Gold Corp., Ltd. - Class A	22,400	31,992
Zhuzhou CRRC Times Electric Co., Ltd.	21,400	80,012
Zijin Mining Group Co., Ltd. - Class H	108,000	159,379
ZTE Corp. - Class A	34,600	216,905
ZTE Corp. - Class H	230,000	923,892
ZTO Express Cayman, Inc. (ADR)	21,300	534,204

		106,420,304

Czech Republic — 0.3%
Komercni Banka A/S	20,560	627,214
Moneta Money Bank AS	133,141	487,685

Czech Republic —(Continued)
Philip Morris CR A/S	62	47,596

		1,162,495

Egypt — 0.1%
Abou Kir Fertilizers & Chemical Industries	75,943	109,491
Eastern Co. S.A.E.	179,207	123,763
ElSewedy Electric Co.	254,173	167,533
Telecom Egypt Co.	129,900	108,862

		509,649

Greece — 0.6%
Danaos Corp.	558	37,269
JUMBO S.A.	17,230	473,484
Motor Oil Hellas Corinth Refineries S.A.	9,085	230,020
Mytilineos S.A.	25,748	908,999
OPAP S.A.	35,430	618,188

		2,267,960

Hong Kong — 0.3%
Bosideng International Holdings, Ltd.	1,162,000	490,922
China High Speed Transmission Equipment Group Co., Ltd. (b)	110,000	34,350
Sino Biopharmaceutical, Ltd.	147,000	63,986
Skyworth Group, Ltd.	210,340	93,106
United Laboratories International Holdings, Ltd. (The)	276,000	230,912

		913,276

Hungary — 0.1%
MOL Hungarian Oil & Gas plc	51,279	448,800

India — 14.6%
360 ONE WAM, Ltd.	30,880	171,052
Adani Power, Ltd. (b)	98,579	301,588
Allcargo Logistics, Ltd.	29,629	102,999
Allcargo Terminals, Ltd. (b)	29,629	15,469
Amara Raja Batteries, Ltd.	44,324	367,431
Apollo Hospitals Enterprise, Ltd.	4,213	262,188
Apollo Tyres, Ltd. (b)	24,674	122,167
Asian Paints, Ltd.	2,686	110,011
Aster DM Healthcare, Ltd. (b)	46,157	157,870
Aurobindo Pharma, Ltd.	43,079	382,374
Axis Bank, Ltd.	145,354	1,751,680
Bajaj Auto, Ltd.	1,894	108,263
Bajaj Consumer Care, Ltd.	33,488	78,996
Bajaj Finance, Ltd.	8,355	731,461
Bajaj Finserv, Ltd.	11,283	210,399
Bandhan Bank, Ltd. (b)	38,302	113,422
Bank of Baroda	128,930	299,746
Bharat Electronics, Ltd.	461,670	706,152
Bharat Petroleum Corp., Ltd.	91,579	407,242
Bharti Airtel, Ltd.	62,630	672,739
Bombay Burmah Trading Co.	6,950	85,938
Britannia Industries, Ltd.	791	48,480
CESC, Ltd.	123,023	108,142
CIE Automotive India Ltd.	16,972	106,486
Cipla, Ltd.	13,734	169,616

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(continued)

Security Description	Shares	Value

India —(Continued)
Cochin Shipyard, Ltd.	4,457	$30,780
Cyient, Ltd.	11,704	214,889
DCM Shriram, Ltd.	15,342	167,298
Dr Reddy’s Laboratories, Ltd.	14,421	905,743
Eicher Motors, Ltd.	3,291	143,960
EID Parry India, Ltd.	23,281	131,545
Engineers India, Ltd.	81,707	114,973
Finolex Cables, Ltd.	22,810	240,509
GAIL India, Ltd.	534,338	684,594
General Insurance Corp. of India (b)	48,549	108,357
Glenmark Pharmaceuticals, Ltd.	44,332	366,425
Godrej Consumer Products, Ltd. (b)	5,700	75,157
Grasim Industries, Ltd.	38,164	807,413
Great Eastern Shipping Co., Ltd.	23,450	211,100
Gujarat Pipavav Port, Ltd.	115,327	172,903
Gujarat State Fertilizers & Chemicals, Ltd.	42,606	85,180
Gujarat State Petronet, Ltd.	99,673	347,214
HCL Technologies, Ltd.	101,509	1,470,284
Hero MotoCorp, Ltd.	816	28,957
Hindalco Industries, Ltd.	191,783	988,131
Hindustan Aeronautics, Ltd.	15,760	727,482
Hindustan Unilever, Ltd.	24,992	815,505
Hindustan Zinc, Ltd.	17,919	67,370
Housing Development Finance Corp., Ltd.	71,726	2,469,803
ICICI Bank, Ltd.	214,208	2,446,654
Indian Hotels Co., Ltd.	24,507	117,493
Indian Oil Corp., Ltd.	812,296	904,451
Indo Count Industries, Ltd.	34,748	88,041
Indraprastha Gas, Ltd.	18,679	107,916
Infosys, Ltd.	3,819	62,008
Infosys, Ltd. (ADR) (a)	216,100	3,472,727
ITC, Ltd.	227,660	1,254,450
JB Chemicals & Pharmaceuticals, Ltd.	874	25,324
Jindal Steel & Power, Ltd.	121,430	862,121
JK Lakshmi Cement, Ltd.	33,658	294,596
JK Tyre & Industries, Ltd.	14,866	42,891
JSW Steel, Ltd.	84,659	809,734
Kalpataru Projects International, Ltd.	15,576	101,589
Karnataka Bank, Ltd. (The)	44,188	102,066
Kaveri Seed Co., Ltd.	4,484	27,921
Kotak Mahindra Bank, Ltd.	26,360	592,477
LT Foods, Ltd.	128,969	207,293
Lupin, Ltd.	6,603	72,425
Mahindra & Mahindra, Ltd.	92,903	1,650,689
Manappuram Finance, Ltd.	238,297	384,891
Maruti Suzuki India, Ltd.	968	115,594
Max Healthcare Institute, Ltd. (b)	32,438	237,504
Motilal Oswal Financial Services, Ltd.	5,526	49,130
Muthoot Finance, Ltd.	25,055	378,666
NCC, Ltd.	39,746	59,055
NHPC, Ltd.	670,375	374,272
NIIT Learning Systems Ltd. (b)	10,869	41,503
NTPC, Ltd.	550,794	1,270,312
Oil & Natural Gas Corp., Ltd.	545,177	1,067,011
Oil India, Ltd.	121,203	362,700
Oracle Financial Services Software, Ltd.	1,903	89,644
Petronet LNG, Ltd.	12,945	35,181

India —(Continued)
Piramal Enterprises, Ltd.	6,951	79,976
Polyplex Corp., Ltd.	11,988	192,986
Power Finance Corp., Ltd.	147,381	387,590
Power Grid Corp. of India, Ltd.	423,372	1,311,133
Raymond, Ltd.	17,500	361,109
REC, Ltd.	189,004	380,292
Reliance Industries, Ltd.	139,905	4,367,585
RITES, Ltd.	58,049	264,638
Shriram Finance, Ltd.	8,737	185,207
Sonata Software, Ltd.	9,583	118,597
State Bank of India	177,767	1,243,234
Sun Pharmaceutical Industries, Ltd.	70,204	899,812
Tata Chemicals, Ltd.	23,147	283,166
Tata Motors, Ltd. (b)	151,834	1,103,406
Tata Steel, Ltd.	168,697	230,937
Tech Mahindra, Ltd.	72,857	1,005,888
Torrent Power, Ltd.	46,017	345,217
TransIndia Realty & Logistics Parks, Ltd. (b)	29,629	15,469
Triveni Turbine, Ltd.	39,954	197,639
Tube Investments of India, Ltd.	6,797	263,668
Uflex, Ltd.	8,654	43,778
UltraTech Cement, Ltd.	914	92,473
Union Bank of India, Ltd. (b)	65,467	57,966
UPL, Ltd.	101,043	847,464
Varun Beverages, Ltd.	55,290	544,016
Vedanta, Ltd.	208,510	708,279
Voltamp Transformers, Ltd.	1,800	89,324
Welspun India, Ltd.	78,228	88,008
West Coast Paper Mills, Ltd.	9,521	58,190
Wipro, Ltd.	127,477	605,627

		53,048,486

Indonesia — 2.1%
Astra International Tbk PT	2,190,800	998,203
Bank Central Asia Tbk PT	2,640,000	1,627,492
Bank Mandiri Persero Tbk PT	3,952,400	1,383,931
Bank Rakyat Indonesia Persero Tbk PT	5,476,300	1,990,582
Indo Tambangraya Megah Tbk PT	121,000	194,435
Indofood Sukses Makmur Tbk PT	1,409,400	690,498
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	463,878	30,982
Sumber Alfaria Trijaya Tbk PT	656,600	113,074
United Tractors Tbk PT	385,600	604,976

		7,634,173

Malaysia — 1.1%
Alliance Bank Malaysia Bhd	386,200	275,961
AMMB Holdings Bhd	268,654	208,542
Berjaya Food Bhd	311,900	40,819
Bermaz Auto Bhd	336,700	161,288
Bumi Armada Bhd (b)	2,591,100	262,359
CIMB Group Holdings Bhd	486,723	528,197
Eco World Development Group Bhd	130,000	22,584
Heineken Malaysia Bhd	10,900	60,948
Hong Leong Financial Group Bhd	31,400	118,822
IOI Corp. Bhd	392,100	313,617
Kuala Lumpur Kepong Bhd	9,300	43,869

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(continued)

Security Description	Shares	Value

Malaysia —(Continued)
Malayan Banking Bhd	44,367	$82,069
Padini Holdings Bhd	33,384	27,766
Petronas Chemicals Group Bhd	278,900	359,201
Public Bank Bhd	209,000	172,678
RHB Bank Bhd	483,021	562,815
Sime Darby Plantation Bhd	361,200	321,759
Ta Ann Holdings Bhd	86,500	61,956
Telekom Malaysia Bhd	63,464	66,779
Tenaga Nasional Bhd	34,000	65,846
TSH Resources Bhd	345,000	68,116
UMW Holdings Bhd	91,600	73,856
United Plantations Bhd	18,900	62,631
YTL Power International Bhd	101,800	28,420

		3,990,898

Mexico — 3.0%
Alfa S.A.B. de C.V. - Class A	350,900	217,096
Alsea S.A.B. de C.V. (b)	67,000	218,219
America Movil S.A.B. de C.V.	2,296,173	2,492,428
Arca Continental S.A.B. de C.V.	93,400	958,609
Banco del Bajio S.A.	178,900	546,514
Cemex S.A.B. de C.V. (ADR) (b)	183,600	1,299,888
Fibra Uno Administracion S.A. de C.V.	673,300	982,986
Fomento Economico Mexicano S.A.B. de C.V.	37,000	409,427
GMexico Transportes S.A.B. de C.V. - Class C	22,800	52,614
Grupo Bimbo S.A.B. de C.V. - Series A	205,400	1,103,259
Grupo Financiero Banorte S.A.B. de C.V. - Class O	136,700	1,124,618
Grupo Mexico S.A.B. de C.V. - Series B	34,600	166,360
Orbia Advance Corp. S.A.B. de C.V.	250,900	537,214
Southern Copper Corp.	2,100	150,654
TF Administradora Industrial S de RL de C.V.	9,849	18,792
Wal-Mart de Mexico S.A.B. de C.V.	170,500	676,243

		10,954,921

Peru — 0.1%
Credicorp, Ltd.	1,400	206,696
Sociedad Minera Cerro Verde SAA	2,082	59,857

		266,553

Philippines — 0.4%
Bank of the Philippine Islands	39,881	78,781
Bloomberry Resorts Corp. (b)	225,900	45,357
DMCI Holdings, Inc.	1,340,200	219,368
International Container Terminal Services, Inc.	162,670	599,955
Metro Pacific Investments Corp.	1,830,000	158,459
Metropolitan Bank & Trust Co.	186,980	188,699
PLDT, Inc.	5,540	131,359
Semirara Mining & Power Corp.	195,600	99,347
Universal Robina Corp.	29,360	73,283

		1,594,608

Poland — 0.9%
Asseco Poland S.A.	17,977	354,992
Bank Polska Kasa Opieki S.A.	36,863	1,005,430
Dino Polska S.A. (b)	1,730	202,130
KRUK S.A. (b)	3,295	330,811

Poland —(Continued)
LPP S.A. (b)	35	120,673
Powszechna Kasa Oszczednosci Bank Polski S.A.	129,862	1,155,557
Powszechny Zaklad Ubezpieczen S.A.	12,840	124,526
XTB S.A. (b)	13,118	133,931

		3,428,050

Qatar — 0.8%
Commercial Bank PSQC (The)	189,071	302,037
Industries Qatar QSC	35,057	108,795
Ooredoo QPSC	326,058	985,715
Qatar Gas Transport Co., Ltd.	101,052	113,138
Qatar International Islamic Bank QSC	112,534	310,040
Qatar Islamic Bank SAQ	97,526	474,639
Qatar National Bank QPSC	136,984	581,098
Vodafone Qatar QSC	183,583	93,118

		2,968,580

Russia — 0.0%
Gazprom PJSC (b) (c) (d)	595,658	0
Lukoil PJSC (b) (c) (d)	28,706	0
Magnit PJSC (b) (c) (d)	5,721	0
MMC Norilsk Nickel PJSC (ADR) (b) (c) (d)	9,141	0
Mobile TeleSystems PJSC (b) (c) (d)	253,200	0
Novatek PJSC (GDR) (b) (c) (d)	1,686	0
Novolipetsk Steel PJSC (GDR) (b) (c) (d)	19,696	0
PhosAgro PJSC (b) (c) (d)	287	0
PhosAgro PJSC (GDR) (b) (c) (d)	44,560	0
Rosneft Oil Co. PJSC (b) (c) (d)	77,745	0
Sberbank of Russia PJSC † (b) (c) (d)	879,480	0
Severstal PAO (GDR) (b) (c) (d)	30,364	0
Tatneft PJSC (ADR) (b) (c) (d)	7,842	0
X5 Retail Group NV (GDR) (b) (c) (d)	23,631	0

		0

Saudi Arabia — 3.9%
Abdullah Al Othaim Markets Co.	47,830	178,379
Al Rajhi Bank	69,806	1,365,202
Alinma Bank	109,941	987,041
Almarai Co. JSC	16,370	265,237
Arab National Bank	116,181	817,332
Arabian Centres Co., Ltd.	9,540	56,471
Arriyadh Development Co.	14,702	79,170
Astra Industrial Group	9,151	213,234
Bank Al-Jazira	115,203	563,399
Banque Saudi Fransi	68,606	763,547
Etihad Etisalat Co.	52,400	672,999
Leejam Sports Co. JSC	5,269	181,843
Mouwasat Medical Services Co.	8	516
Nahdi Medical Co.	3,600	163,216
National Industrialization Co. - Class C (b)	114,561	456,827
National Medical Care Co.	5,108	175,569
Riyad Bank	134,652	1,215,294
SABIC Agri-Nutrients Co.	27,552	951,190

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(continued)

Security Description	Shares	Value

Saudi Arabia —(Continued)
Sahara International Petrochemical Co.	74,581	$732,958
Saudi Arabian Mining Co. (b)	26,271	295,661
Saudi Arabian Oil Co.	77,669	668,274
Saudi Awwal Bank	31,121	317,072
Saudi Basic Industries Corp.	49,343	1,160,655
Saudi Electricity Co.	127,654	770,161
Saudi National Bank (The)	83,179	816,752
Saudi Telecom Co.	23,051	267,397
United Electronics Co.	244	4,776

		14,140,172

South Africa — 3.0%
Absa Group, Ltd.	57,173	511,577
African Rainbow Minerals, Ltd.	28,347	301,113
Anglo American Platinum, Ltd.	5,622	254,210
Exxaro Resources, Ltd.	6,056	52,852
FirstRand, Ltd.	121,796	444,459
Fortress Real Estate Investments Ltd. (b)	92,373	63,135
Gold Fields, Ltd.	26,162	363,429
Impala Platinum Holdings, Ltd.	67,685	452,761
Investec, Ltd.	52,052	294,104
KAP, Ltd.	192,476	27,607
Kumba Iron Ore, Ltd.	17,155	403,545
Momentum Metropolitan Holdings	191,187	183,468
Motus Holdings, Ltd.	50,551	269,757
Naspers, Ltd. - N Shares	11,011	1,995,589
Northam Platinum Holdings, Ltd. (b)	30,339	202,566
Old Mutual, Ltd.	483,946	311,724
Omnia Holdings, Ltd.	37,943	121,293
OUTsurance Group, Ltd.	285,147	515,271
Sappi, Ltd.	99,191	205,551
Sasol, Ltd.	22,281	276,706
Shoprite Holdings, Ltd.	74,707	895,783
Sibanye Stillwater, Ltd.	318,152	491,355
Standard Bank Group, Ltd.	144,307	1,361,050
Sun International, Ltd.	28,415	51,787
Super Group, Ltd.	27,071	46,217
Truworths International, Ltd.	121,292	365,239
Woolworths Holdings, Ltd.	157,971	598,772
Zeda, Ltd. (b)	30,680	17,412

		11,078,332

South Korea — 12.0%
BGF retail Co., Ltd.	4,571	608,210
Celltrion, Inc.	473	55,165
Chong Kun Dang Pharmaceutical Corp.	2,633	164,060
Daishin Securities Co., Ltd.	7,336	75,164
DB Insurance Co., Ltd.	15,253	866,369
Doosan Bobcat, Inc.	18,675	835,402
GS Holdings Corp.	5,723	159,753
Hana Financial Group, Inc.	35,354	1,058,170
Hankook Tire & Technology Co., Ltd.	22,455	589,308
Hanwha Aerospace Co., Ltd.	4,052	393,375
HD Hyundai Co., Ltd.	4,187	191,035
Hyundai Glovis Co., Ltd.	5,996	901,695
Hyundai Mobis Co., Ltd.	3,750	664,839
Hyundai Motor Co.	12,094	1,902,922

South Korea —(Continued)
ISU Chemical Co., Ltd.	5,479	111,015
KB Financial Group, Inc.	35,315	1,280,543
KG Chemical Corp.	7,151	237,619
Kia Corp.	25,435	1,715,106
Korea Investment Holdings Co., Ltd.	2,864	113,027
Korean Air Lines Co., Ltd.	32,405	600,522
Korean Reinsurance Co.	786	4,189
KT&G Corp.	10,567	665,244
Kumho Petrochemical Co., Ltd.	4,665	472,044
LG Chem, Ltd.	1,586	811,157
LG Corp.	3,484	233,799
LG Electronics, Inc.	13,156	1,272,971
LG Energy Solution, Ltd. (b)	276	116,691
LG Innotek Co., Ltd.	3,412	807,892
LS Corp.	1,163	82,575
Mirae Asset Securities Co., Ltd.	146,330	805,190
NAVER Corp.	2,079	291,087
NCSoft Corp.	360	81,228
NH Investment & Securities Co., Ltd. - Class C	25,346	184,484
OCI Holdings Co., Ltd.	397	34,301
Orion Corp.	798	72,751
Orion Holdings Corp.	3,874	43,274
POSCO Holdings, Inc.	5,130	1,522,351
PSK, Inc.	6,469	112,094
Samsung C&T Corp.	4,804	386,417
Samsung Electro-Mechanics Co., Ltd.	5,561	612,451
Samsung Electronics Co., Ltd.	269,768	14,868,651
Samsung Engineering Co., Ltd. (b)	4,708	101,660
Samsung Fire & Marine Insurance Co., Ltd.	3,439	601,812
Samsung Life Insurance Co., Ltd.	19,011	973,034
Samsung SDI Co., Ltd.	1,873	958,270
Samsung Securities Co., Ltd.	29,764	816,631
Shinhan Financial Group Co., Ltd.	45,980	1,190,266
SK Hynix, Inc.	34,871	3,074,730
Woori Financial Group, Inc.	8,764	78,708
Youngone Corp.	2,029	99,687

		43,898,938

Taiwan — 15.3%
Acter Group Corp., Ltd.	52,000	252,210
Advanced International Multitech Co., Ltd.	82,000	209,911
ASE Technology Holding Co., Ltd.	341,000	1,216,299
Asia Vital Components Co., Ltd.	3,732	32,648
Cathay Financial Holding Co., Ltd.	66,703	92,748
Chicony Power Technology Co., Ltd.	31,000	90,569
Chunghwa Telecom Co., Ltd.	272,000	1,017,388
Coretronic Corp.	24,000	56,628
CTBC Financial Holding Co., Ltd.	1,718,000	1,373,630
Delta Electronics, Inc.	44,000	489,248
Depo Auto Parts Ind Co., Ltd.	69,000	262,426
Eva Airways Corp.	79,000	101,288
Evergreen Marine Corp. Taiwan, Ltd.	21,800	65,811
Far Eastern Department Stores, Ltd.	144,000	111,140
Far Eastern New Century Corp.	121,000	129,952
Farglory Land Development Co., Ltd.	84,000	164,752
First Financial Holding Co., Ltd.	773,332	688,247

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(continued)

Security Description	Shares	Value

Taiwan —(Continued)
Fubon Financial Holding Co., Ltd.	720,434	$1,412,347
Fusheng Precision Co., Ltd.	20,000	141,910
Gamania Digital Entertainment Co., Ltd.	133,000	351,936
Global Brands Manufacture, Ltd.	31,000	45,821
Global Mixed Mode Technology, Inc. (b)	12,000	75,415
Goldsun Building Materials Co., Ltd. - Class C	240,000	212,426
Grape King Bio, Ltd.	42,000	226,821
Hannstar Board Corp.	217,000	335,883
Hon Hai Precision Industry Co., Ltd.	852,000	3,101,070
Huaku Development Co., Ltd.	46,000	133,224
International Games System Co., Ltd. - Class C	18,000	359,037
Inventec Corp.	35,000	48,704
Kindom Development Co., Ltd.	155,100	150,145
King’s Town Bank Co., Ltd.	50,000	57,067
Kung Long Batteries Industrial Co., Ltd.	7,000	32,052
Largan Precision Co., Ltd.	15,000	1,030,445
Lite-On Technology Corp. ADR	321,000	1,072,431
Makalot Industrial Co., Ltd.	33,000	322,213
MediaTek, Inc.	108,000	2,397,294
Micro-Star International Co., Ltd.	163,000	927,353
Novatek Microelectronics Corp.	81,000	1,115,920
Pou Chen Corp.	821,000	832,921
Primax Electronics, Ltd. (b)	136,000	288,141
Quanta Computer, Inc.	254,000	1,244,368
Realtek Semiconductor Corp.	48,000	600,577
Shinkong Insurance Co., Ltd.	61,000	101,935
Simplo Technology Co., Ltd.	34,000	358,547
Sinon Corp.	83,000	95,162
SinoPac Financial Holdings Co., Ltd.	351,954	196,405
Taiwan Hon Chuan Enterprise Co., Ltd.	108,000	367,340
Taiwan Semiconductor Manufacturing Co., Ltd.	1,350,000	25,157,693
Teco Electric and Machinery Co., Ltd.	196,000	337,670
Test Research, Inc.	28,000	54,397
Uni-President Enterprises Corp.	249,000	610,945
Unimicron Technology Corp.	136,000	776,339
United Integrated Services Co., Ltd. (b)	42,000	295,189
United Microelectronics Corp.	1,009,000	1,583,598
Voltronic Power Technology Corp.	10,000	634,039
Walsin Lihwa Corp.	63,000	83,457
Wan Hai Lines, Ltd.	12,671	24,183
Winbond Electronics Corp. (b)	348,000	309,490
Wistron Corp.	251,000	735,622
Yang Ming Marine Transport Corp. (b)	123	250
Yuanta Financial Holding Co., Ltd.	1,453,954	1,080,721
Zhen Ding Technology Holding, Ltd.	27,000	91,378

		55,764,776

Thailand — 1.8%
Advanced Info Service PCL (NVDR)	62,300	376,555
AP Thailand PCL (NVDR)	2,064,300	670,461
Bangkok Bank PCL	70,800	318,505
Bangkok Bank PCL (NVDR)	72,000	324,358
Bangkok Dusit Medical Services PCL (NVDR)	534,900	419,883
Delta Electronics Thailand PCL	280,000	726,555
Ichitan Group PCL	610,300	237,544
Indorama Ventures PCL	172,400	166,541
Indorama Ventures PCL (NVDR)	550,700	533,962

Thailand —(Continued)
Kiatnakin Phatra Bank PCL (NVDR)	369,700	624,765
Land & Houses PCL (NVDR)	1,238,300	295,670
Siam Cement PCL (The)	605	5,495
SPCG PCL	70,100	25,110
Supalai PCL	654,500	372,892
Supalai PCL (NVDR)	435,200	248,146
Thanachart Capital PCL	164,100	230,263
Tisco Financial Group PCL (NVDR)	266,800	730,253
TMBThanachart Bank PCL	9,730,700	425,401

		6,732,359

Turkey — 0.7%
AG Anadolu Grubu Holding A/S	12,415	52,764
KOC Holding A/S	215,648	864,837
Tofas Turk Otomobil Fabrikasi A/S	43,338	422,427
Turk Hava Yollari (b)	32,297	242,180
Turkcell Iletisim Hizmetleri A/S	265,957	371,792
Turkiye Is Bankasi - Class C	708,828	385,419
Yapi ve Kredi Bankasi A/S	255,100	128,086

		2,467,505

United Arab Emirates — 1.1%
Abu Dhabi Commercial Bank PJSC	252,344	557,131
Abu Dhabi Islamic Bank PJSC	214,007	621,152
Air Arabia PJSC	449,394	298,424
Dubai Islamic Bank PJSC	387,739	580,573
Emirates NBD Bank PJSC	300,120	1,210,321
Emirates Telecommunications Group Co. PJSC	83,556	510,407
Fertiglobe plc	117,656	106,496
First Abu Dhabi Bank PJSC	56,467	210,620

		4,095,124

Total Common Stocks (Cost $371,040,144)		349,576,240

Preferred Stocks — 2.2%

Brazil — 1.7%
Banco Bradesco S.A.	164,536	565,268
Cia Energetica de Minas Gerais	340,949	915,710
Gerdau S.A.	189,650	992,967
Itausa S.A.	610,374	1,228,855
Petroleo Brasileiro S.A.	330,800	2,040,125
Randon S.A. Implementos e Participacoes	33,600	85,400
Unipar Carbocloro S.A. - Class B	15,880	262,467

		6,090,792

Chile — 0.0%
Sociedad Quimica y Minera de Chile S.A. - Class B ,	500	36,419

Colombia — 0.0%
Bancolombia S.A. ,	14,973	100,459

South Korea — 0.5%
Samsung Electronics Co., Ltd.	41,055	1,863,278

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Preferred Stocks —(continued)

Security Description	Shares/ Principal Amount*	Value

Taiwan — 0.0%
China Development Financial Holding Corp. ,	5,460	$1,233

Total Preferred Stocks (Cost $6,650,256)		8,092,181

Securities Lending Reinvestments (f)—0.5%

Repurchase Agreements — 0.3%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $300,126; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $306,000.	300,000	300,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $300,127; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $306,000.	300,000	300,000
ING Financial Markets LLC Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $224,068; collateralized by U.S. Government Agency Obligations with rates ranging from 0.500% - 6.625%, maturity dates ranging from 05/20/24 - 01/19/33, and an aggregate market value of $228,462.	223,974	223,974
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $205,088; collateralized by various Common Stock with an aggregate market value of $225,597.	205,000	205,000

		1,028,974

Mutual Funds — 0.2%
Allspring Government Money Market Fund, Select Class 5.020% (e)	75,000	75,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (e)	125,000	125,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (e)	125,000	125,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (e)	50,000	50,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (e)	125,000	125,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (e)	128,510	128,510

		628,510

Total Securities Lending Reinvestments (Cost $1,657,484)		1,657,484

Total Investments— 98.5% (Cost $379,347,884)		359,325,905
Other assets and liabilities (net) — 1.5%		5,318,835

Net Assets — 100.0%		$364,644,740

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $5,162,566 and the collateral received consisted of cash in the amount of $1,657,484 and non-cash collateral with a value of $3,652,114. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Sberbank of Russia PJSC	09/16/21-01/18/22	879,480	$3,157,857	$0

Ten Largest Industries as of June 30, 2023 (Unaudited)	% of Net Assets
Banks	15.2
Semiconductors & Semiconductor Equipment	9.8
Technology Hardware, Storage & Peripherals	6.1
Interactive Media & Services	5.5
Oil, Gas & Consumable Fuels	5.0
Broadline Retail	4.7
Metals & Mining	3.7
Automobiles	3.0
Chemicals	3.0
Electronic Equipment, Instruments & Components	2.9

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI Emerging Markets Index Mini Futures	09/15/23	138	USD	6,885,510	$(25,837)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(NVDR)—	Non-Voting Depository Receipts
(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$13,707,472	$—	$—	$13,707,472
Chile	2,082,809	—	—	2,082,809
China	10,403,452	96,016,852	—	106,420,304
Czech Republic	—	1,162,495	—	1,162,495
Egypt	—	509,649	—	509,649
Greece	37,269	2,230,691	—	2,267,960
Hong Kong	—	913,276	—	913,276
Hungary	—	448,800	—	448,800
India	3,472,727	49,575,759	—	53,048,486
Indonesia	—	7,634,173	—	7,634,173
Malaysia	—	3,990,898	—	3,990,898
Mexico	10,954,921	—	—	10,954,921
Peru	266,553	—	—	266,553
Philippines	—	1,594,608	—	1,594,608
Poland	—	3,428,050	—	3,428,050
Qatar	—	2,968,580	—	2,968,580
Russia	—	—	0	0
Saudi Arabia	—	14,140,172	—	14,140,172
South Africa	—	11,078,332	—	11,078,332
South Korea	—	43,898,938	—	43,898,938
Taiwan	—	55,764,776	—	55,764,776
Thailand	2,508,306	4,224,053	—	6,732,359
Turkey	—	2,467,505	—	2,467,505
United Arab Emirates	—	4,095,124	—	4,095,124
Total Common Stocks	43,433,509	306,142,731	0	349,576,240
Preferred Stocks
Brazil	6,090,792	—	—	6,090,792
Chile	36,419	—	—	36,419
Colombia	100,459	—	—	100,459
South Korea	—	1,863,278	—	1,863,278
Taiwan	—	1,233	—	1,233
Total Preferred Stocks	6,227,670	1,864,511	—	8,092,181
Securities Lending Reinvestments
Repurchase Agreements	—	1,028,974	—	1,028,974
Mutual Funds	628,510	—	—	628,510
Total Securities Lending Reinvestments	628,510	1,028,974	—	1,657,484
Total Investments	$50,289,689	$309,036,216	$0	$359,325,905

Collateral for Securities Loaned (Liability)	$—	$(1,657,484)	$—	$(1,657,484)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(25,837)	$—	$—	$(25,837)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$359,325,905
Cash denominated in foreign currencies (c)	4,903,235
Cash collateral for futures contracts	218,069
Receivable for:
Investments sold	2,630,331
Fund shares sold	2,166
Dividends and interest	2,043,088
Variation margin on futures contracts	49,198
Prepaid expenses	2,933

Total Assets	369,174,925
Liabilities
Due to custodian	381,237
Collateral for securities loaned	1,657,484
Payables for:
Investments purchased	710,384
Fund shares redeemed	23
Foreign taxes	1,308,845
Accrued Expenses:
Management fees	161,098
Administration fees	19,201
Custodian and accounting fees	191,259
Distribution and service fees	1,394
Deferred trustees’ fees	42,547
Other expenses	56,713

Total Liabilities	4,530,185

Net Assets	$364,644,740

Net Assets Consist of:
Paid in surplus	$401,880,121
Distributable earnings (Accumulated losses) (d)	(37,235,381)

Net Assets	$364,644,740

Net Assets
Class A	$357,757,362
Class B	6,887,378
Capital Shares Outstanding*
Class A	38,639,683
Class B	747,245
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.26
Class B	9.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $379,347,884.
(b)	Includes securities loaned at value of $5,162,566.
(c)	Identified cost of cash denominated in foreign currencies was $4,909,074.
(d)	Includes foreign capital gains tax of $1,237,861.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$7,892,524
Interest	2,603
Securities lending income	12,749

Total investment income	7,907,876
Expenses
Management fees	967,460
Administration fees	15,747
Custodian and accounting fees	174,453
Distribution and service fees—Class B	8,073
Audit and tax services	37,331
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	8,062
Insurance	1,730
Miscellaneous	25,988

Total expenses	1,278,126

Net Investment Income	6,629,750

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	(4,897,001)
Futures contracts	(128,834)
Foreign currency transactions	(126,250)

Net realized gain (loss)	(5,152,085)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	23,351,235
Futures contracts	65,164
Foreign currency transactions	(4,554)

Net change in unrealized appreciation (depreciation)	23,411,845

Net realized and unrealized gain (loss)	18,259,760

Net Increase (Decrease) in Net Assets From Operations	$24,889,510

(a)	Net of foreign withholding taxes of $1,031,105.
(b)	Net of foreign capital gains tax of $83,790.
(c)	Includes change in foreign capital gains tax of $(386,201).

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$6,629,750	$11,689,805
Net realized gain (loss)	(5,152,085)	(15,959,298)
Net change in unrealized appreciation (depreciation)	23,411,845	(86,390,662)

Increase (decrease) in net assets from operations	24,889,510	(90,660,155)

From Distributions to Shareholders
Class A	(11,858,111)	(9,714,538)
Class B	(208,844)	(148,392)

Total distributions	(12,066,955)	(9,862,930)

Increase (decrease) in net assets from capital share transactions	(6,578,420)	5,595,091

Total increase (decrease) in net assets	6,244,135	(94,927,994)

Net Assets
Beginning of period	358,400,605	453,328,599

End of period	$364,644,740	$358,400,605

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	12,735	$117,500	216,109	$1,815,196
Reinvestments	1,256,156	11,858,111	1,014,044	9,714,538
Redemptions	(2,012,901)	(19,180,994)	(663,465)	(6,566,503)

Net increase (decrease)	(744,010)	$(7,205,383)	566,688	$4,963,231

Class B
Sales	85,453	$795,629	145,413	$1,386,869
Reinvestments	22,217	208,844	15,555	148,392
Redemptions	(40,027)	(377,510)	(93,745)	(903,401)

Net increase (decrease)	67,643	$626,963	67,223	$631,860

Increase (decrease) derived from capital shares transactions		$(6,578,420)		$5,595,091

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019(a)
Net Asset Value, Beginning of Period	$8.95		$11.50	$11.60	$10.38	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.17		0.29	0.29	0.18	0.24	(c)
Net realized and unrealized gain (loss)	0.46		(2.59)	(0.20)	1.29	0.14

Total income (loss) from investment operations	0.63		(2.30)	0.09	1.47	0.38

Less Distributions
Distributions from net investment income	(0.32)		(0.25)	(0.19)	(0.25)	0.00

Total distributions	(0.32)		(0.25)	(0.19)	(0.25)	0.00

Net Asset Value, End of Period	$9.26		$8.95	$11.50	$11.60	$10.38

Total Return (%) (d)	6.92	(e)	(20.13)	0.64	14.86	3.80	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.70	(f)	0.71	0.67	0.68	0.74	(f)(g)
Ratio of net investment income (loss) to average net assets (%)	3.66	(f)	3.03	2.37	1.91	3.69	(c)(f)
Portfolio turnover rate (%)	12	(e)	23	45	42	41	(e)
Net assets, end of period (in millions)	$357.8		$352.4	$446.3	$390.8	$369.1

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019(a)
Net Asset Value, Beginning of Period	$8.90		$11.44	$11.57	$10.37	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.16		0.27	0.26	0.15	0.14	(c)
Net realized and unrealized gain (loss)	0.45		(2.58)	(0.21)	1.29	0.23

Total income (loss) from investment operations	0.61		(2.31)	0.05	1.44	0.37

Less Distributions
Distributions from net investment income	(0.29)		(0.23)	(0.18)	(0.24)	0.00

Total distributions	(0.29)		(0.23)	(0.18)	(0.24)	0.00

Net Asset Value, End of Period	$9.22		$8.90	$11.44	$11.57	$10.37

Total Return (%) (d)	6.82	(e)	(20.32)	0.31	14.64	3.70	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.95	(f)	0.96	0.92	0.93	0.99	(f)(g)
Ratio of net investment income (loss) to average net assets (%)	3.45	(f)	2.78	2.21	1.56	2.10	(c)(f)
Portfolio turnover rate (%)	12	(e)	23	45	42	41	(e)
Net assets, end of period (in millions)	$6.9		$6.0	$7.0	$2.4	$1.0

(a)	Commencement of operations was April 29, 2019.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and ratio of net investment income to average net assets for Class A shares may be less than Class B or significantly more than Class B because of the timing of income received in the Portfolio.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Non-recurring expenses, associated with the launch of the Portfolio, are included in the ratio on a non-annualized basis.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Emerging Markets Enhanced Index Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-18

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trusthas designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal

BHFTI-19

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2023, the Portfolio had a payment of $381,237 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at June 30, 2023. The Portfolio’s average overdraft advances during the six months ended June 30, 2023 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $1,028,974, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-20

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$25,837

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(128,834)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$65,164

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$4,379,696

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTI-21

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTI-22

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: On June 2, 2021, an Executive Order (the “Order”) was issued prohibiting investment activity by U.S. persons, which includes the Portfolio, in relation to certain companies determined by the U.S. Secretary of the Treasury and the U.S. Secretary of Defense to (i) be operating or have been previously operating in the defense and related material sector or the surveillance technology sector (collectively, “Defense Sectors”) of the economy of China; or (ii) own or control, or to be owned or controlled by, directly or indirectly, a person or entity who operates or has operated in any of the Defense Sectors (each, a “Chinese Military Company, ” and together, the “Chinese Military Companies”). Each Chinese Military Company is included on the Non-SDN Chinese Military-Industrial Complex Companies List (“Non-SDN CMIC List”) administered by the Office of Foreign Assets Control within the U.S. Department of the Treasury. The Order supersedes similar executive orders previously issued on November 12, 2020 and January 13, 2021 related to investments in “Communist Chinese Military Companies.” Beginning August 2, 2021 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 60 days after an entity is newly-designated as a Chinese Military Company), all transactions in public securities, or any securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Chinese Military Companies (the “Sanctioned Securities”) are prohibited. The Order contained a limited exception for transactions made solely for the purpose of divestment through June 3, 2022 for securities designated in connection with the Order, and 365 days after designation for other companies. The Portfolio’s holdings in the Sanctioned Securities may adversely impact the Portfolio’s performance. The extent of the impact will depend on future developments, including the Portfolio’s ability to sell the Sanctioned Securities, uncertainties on valuation of the Sanctioned Securities, modifications to the Order and/or interpretations thereof (including which companies are considered Chinese Military Companies), and the duration of the Order, all of which are highly uncertain and cannot be predicted.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$44,184,713	$0	$61,901,742

BHFTI-23

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$967,460	0.550%	First $250 million
	0.500%	Next $250 million
	0.450%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-24

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$380,540,332

Gross unrealized appreciation	45,324,285
Gross unrealized (depreciation)	(66,564,549)

Net unrealized appreciation (depreciation)	$(21,240,264)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$9,862,930	$7,163,522	$—	$—	$9,862,930	$7,163,522

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$11,963,702	$—	$(45,799,108)	$(16,183,118)	$(50,018,524)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $7,695,624 and accumulated long-term capital losses of $8,487,494.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-25

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-26

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed By State Street Global Advisors Funds Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the SSGA Growth and Income ETF Portfolio returned 8.63%, 8.55%, and 8.52% respectively. The Portfolio’s benchmarks, the MSCI All Country World Index¹ and the SSGA Growth and Income Composite Index², returned 13.93% and 8.43%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Notwithstanding the ongoing geopolitical tensions, elevated energy and food prices, and the effects of global monetary policy tightening, the global economy proved more resilient than expected in the first quarter of 2023. China’s quick recovery provided a further boost. Economic activity rose across advanced economies. The manufacturing sector performed less well, while the service sector continued to exhibit strength. Inflation continued to slow down but remained elevated. Risky assets advanced in the first quarter, despite the collapse of several banks sparking fears of financial instability. Global equities ended the quarter on a positive note, with developed market equities outperforming emerging market (“EM”) equities. Growth stocks outperformed value stocks significantly. Meanwhile, global bond prices rose as bond yields fell sharply. The ten-year U.S. Treasury yield moved lower and ended the quarter at 3.47%, and the two-year U.S. Treasury yield slid to 4.03% to close out with its largest monthly decline since 2008. Commodities registered negative performance, with the Energy sector leading the way, while the U.S. dollar Index drifted slightly lower.

The global economy expanded in the second quarter, but the momentum slowed in June as activity in the services sector grew more slowly than in previous months. Services in the U.S. remained the key driver, while elsewhere its momentum slowed. The job market continued to remain tight. Inflation peaked but remained well above the central bank’s target levels. Risk assets rallied in the second quarter. Global equities advanced with both developed and emerging markets delivering positive returns. Growth stocks outperformed value stocks. Global bond prices declined and yields rose. The 10-year U.S. Treasury yield rose 31 basis points (“bps”) to end the quarter at 3.81%. The U.S. dollar appreciated, while commodities recorded negative performance.

Global central banks pressed ahead with interest rate hikes, even though the U.S. Federal Reserve (the “Fed”) paused for the first time in the current cycle. The Bank of England and the Norges Bank surprised markets by hiking 50 bps each. The Bank of Canada joined the European Central Bank (the “ECB”) and the Swiss National Bank in resuming hiking. In July, the Reserve Bank of Australia paused after two successive hikes. The U.S. Fed’s June pause was unsurprising, but hawkishness rose with the dot plot showing two more rate hikes. Even though some central banks saw progress in inflation, overall, they continued to face a difficult balancing act. The Consumer Price Index (CPI, a measure of inflation) surprised to the downside in the Euro area, Australia, and Canada. In the U.S., headline inflation eased to 4.0% month-over-month, a touch lower than consensus estimates. Although core-CPI was above consensus, most of the surprise came from the used cars component. However, in a major upside surprise, CPI in the U.K. rose 8.7% year-over-year in May, three-tenths above consensus. With limited progress in inflation, the guidance was also seen leaning towards a hawkish stance. Fed Chair Jerome Powell sharpened his guidance and stated that the committee expects “two or more hikes.” ECB President Christine Lagarde cemented the likelihood of a 25 bps hike in July and reiterated that “rates will need to stay high for longer.”

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of 8.63% in the first half of 2023, outperforming its composite benchmark. The positive relative return was driven primarily by asset allocation decisions, especially an overweight position in international equities and an underweight position in U.S. fixed income during the period.

A relatively defensive stance across credit assets contributed favorably to benchmark-relative performance. Investor risk appetite remained strong and resilient when evaluated through our proprietary risk sentiment indicator. Upside surprises to inflation, the debt ceiling negotiations and the re-pricing of Fed monetary policy expectations provided some uncertainty and unnerved markets in May, but investors appeared focused on resilient economic growth in the U.S. Other specific investments that helped add value were an overweight position to broad international equity (developed markets), most notably, Europe. Europe continued to perform well, with the re-pricing of recession risk in European markets. We saw continued support and momentum across European equities. Additionally, due to the risk on sentiment, an underweight allocation to U.S. fixed income played a significant part in the relative performance. Although rates are at attractive levels and discount rates are higher, equity markets continue to price in more growth and better economic projections going forward.

Our investments in cash did not fare well as we held an overweight allocation relative to the benchmark weighting and the cash drag affected the Portfolio performance. Although cash rates have been attractive and the asset class delivered returns for the first half of the year that were competitive with bonds, the strong showing from risk assets meant that any cash detracted from Portfolio performance. Another position that did not bode well was the performance in gold. Gold and commodities yielded a negative return for the period resulting in a drag on the Portfolio return relative to the benchmark.

At the end of the period, our risk indicator pointed to a favorable risk environment for equities. The Portfolio continues to favor Europe and U.S. equities and have become less enthusiastic about the Pacific region. Europe has continued to look attractive across all factors we monitored while the U.S. benefited from strong macroeconomic indicators, healthy balance sheet metrics, and stout sales expectations. Pacific equities were weighed down by poor valuations and weak macroeconomic factors.

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed By State Street Global Advisors Funds Management Inc.

Portfolio Manager Commentary*—(Continued)

In U.S. bonds, the Portfolio continued to favor a barbell approach with an overweight allocation to cash as well as a small overweight allocation to longer-term government bonds. The recalibration for fewer Fed rate cuts has weighed on bonds. In real assets, our near-term view on commodities has improved, but we continue to view better opportunities elsewhere.

Jerry Holly

Mike Martel

Portfolio Managers

State Street Global Advisors Funds Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 24 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth and Income Composite Index is computed by SSGA, consisting of 30% S&P 500 Index, 2% S&P MidCap 400 Index, 3% S&P 600 Index, 13% MSCI World ex-U.S. Index, 2% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 5% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 23% Bloomberg U.S. Aggregate Bond Index, 10% Bloomberg High Yield Very Liquid Index, 5% Bloomberg U.S. TIPS Index, and 2% Bloomberg 1-3 Month U.S. T-Bill Index.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH AND INCOME COMPOSITE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
SSGA Growth and Income ETF Portfolio
Class A	8.63	9.37	5.37	6.25
Class B	8.55	9.04	5.11	5.98
Class E	8.52	9.14	5.21	6.09
MSCI All Country World Index	13.93	16.53	8.10	8.76
SSGA Growth and Income Composite Index	8.43	9.69	5.67	6.58

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	18.4
iShares Core S&P 500 ETF	11.3
Vanguard Total Bond Market ETF	9.9
SPDR Portfolio Developed World ex-US ETF	9.3
iShares Core MSCI Emerging Markets ETF	6.9
Vanguard FTSE Europe ETF	6.5
iShares 0-5 Year TIPS Bond ETF	4.0
iShares Core S&P Small-Cap ETF	3.5
iShares Core S&P Mid-Cap ETF	3.1
SPDR Blackstone Senior Loan ETF	2.5

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	35.9
Investment Grade Fixed Income	18.4
International Developed Market Equities	17.7
Money Market	7.6
Emerging Market Equities	6.9
High Yield Fixed Income	5.0
U.S. Small Cap Equities	3.5
U.S. Mid Cap Equities	3.1
Commodities	1.9

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.32%	$1,000.00	$1,086.30	$1.66
	Hypothetical*	0.32%	$1,000.00	$1,023.21	$1.61

Class B (a)	Actual	0.57%	$1,000.00	$1,085.50	$2.95
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class E (a)	Actual	0.47%	$1,000.00	$1,085.20	$2.43
	Hypothetical*	0.47%	$1,000.00	$1,022.46	$2.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mutual Funds—92.4% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—92.4%
Consumer Discretionary Select Sector SPDR Fund (a) (b)	216,501	$36,764,035
Health Care Select Sector SPDR Fund (a) (b)	267,597	35,518,150
Industrial Select Sector SPDR Fund (a) (b)	340,150	36,504,898
iShares 0-5 Year TIPS Bond ETF	715,091	69,792,881
iShares 20+ Year Treasury Bond ETF (a)	341,757	35,180,465
iShares Core MSCI Emerging Markets ETF (a)	2,466,681	121,582,706
iShares Core S&P 500 ETF (a)	445,487	198,558,011
iShares Core S&P Mid-Cap ETF (a)	206,582	54,017,061
iShares Core S&P Small-Cap ETF (a)	620,806	61,863,318
SPDR Blackstone Senior Loan ETF (a) (b)	1,056,202	44,223,178
SPDR Bloomberg Emerging Markets Local Bond ETF (a) (b)	2,064,394	43,682,577
SPDR Bloomberg High Yield Bond ETF (a) (b)	476,339	43,837,478
SPDR Gold Shares (a) (b) (c)	191,536	34,145,123
SPDR Portfolio Developed World ex-US ETF (a) (b)	5,051,829	164,386,516
SPDR S&P 500 ETF Trust (a) (b)	729,994	323,591,740
SPDR S&P International Small Cap ETF (b)	1,116,684	34,070,029
Vanguard FTSE Europe ETF (a)	1,843,304	113,731,857
Vanguard Total Bond Market ETF (a)	2,403,985	174,745,670

Total Mutual Funds (Cost $1,570,751,936)		1,626,195,693

Short-Term Investment—7.6%

Mutual Funds—7.6%
Invesco STIC Prime Portfolio, Institutional Class 5.010% (d)	133,446,967	133,460,311

Total Short-Term Investments (Cost $133,460,311)		133,460,311

Securities Lending Reinvestments (e)—19.8%

Certificates of Deposit—4.7%
Bank of America N.A.
5.200%, FEDEFF PRV + 0.130%, 09/08/23 (f)	4,000,000	3,998,160
5.440%, FEDEFF PRV + 0.370%, 11/17/23 (f)	7,000,000	6,999,797
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (f)	5,000,000	5,008,810
BNP Paribas S.A. 5.510%, SOFR + 0.450%, 10/10/23 (f)	5,000,000	5,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (f)	4,000,000	4,001,028
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (f)	5,000,000	4,996,405
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/20/23	3,000,000	2,991,390
Zero Coupon, 08/17/23	1,000,000	992,950
5.230%, SOFR + 0.170%, 09/06/23 (f)	5,000,000	4,998,505
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (f)	5,000,000	5,000,160
MUFG Bank Ltd. (NY) 5.280%, SOFR + 0.220%, 08/14/23 (f)	10,000,000	9,999,400
National Westminster Bank plc Zero Coupon, 08/30/23	10,000,000	9,909,400

Certificates of Deposit—(Continued)
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (f)	6,000,000	6,000,930
Oversea-Chinese Banking Corp., Ltd.
5.300%, SOFR + 0.240%, 08/08/23 (f)	2,000,000	2,000,054
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (f)	1,000,000	1,000,023
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (f)	5,000,000	5,000,105
Toronto-Dominion Bank (The) 5.520%, FEDEFF PRV + 0.450%, 10/13/23 (f)	5,000,000	5,001,080

		82,898,197

Commercial Paper—2.6%
Bedford Row Funding Corp. 5.300%, SOFR + 0.240%, 07/19/23 (f)	5,000,000	5,000,070
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (f)	5,000,000	5,002,365
La Banque Postale S.A. 5.250%, SOFR + 0.190%, 09/13/23 (f)	5,000,000	5,000,000
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (f)	7,000,000	6,999,076
Old Line Funding LLC 5.370%, SOFR + 0.310%, 08/30/23 (f)	7,000,000	7,000,231
Skandinaviska Enskilda Banken AB
5.330%, SOFR + 0.270%, 08/25/23 (f)	2,000,000	2,000,122
5.420%, SOFR + 0.360%, 11/15/23 (f)	4,000,000	4,000,592
5.440%, SOFR + 0.380%, 12/15/23 (f)	7,000,000	6,999,650
United Overseas Bank, Ltd. 5.250%, 08/21/23	4,000,000	3,969,208

		45,971,314

Repurchase Agreements—8.7%
Barclays Bank plc Repurchase Agreement dated 06/30/23 at 5.420%, due on 10/03/23 with a maturity value of $10,143,028; collateralized by various Common Stock with an aggregate market value of $11,142,446.	10,000,000	10,000,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $21,735,040; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $22,160,417.	21,725,897	21,725,897
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $5,026,104; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $5,422,804.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $10,290,367; collateralized by various Common Stock with an aggregate market value of $11,000,001.	10,000,000	$10,000,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $50,349,587; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $51,543,061.	50,300,000	50,300,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $5,002,171; collateralized by various Common Stock with an aggregate market value of $5,558,769.	5,000,000	5,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $10,051,431; collateralized by various Common Stock with an aggregate market value of $11,112,741.	10,000,000	10,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $29,012,494; collateralized by various Common Stock with an aggregate market value of $32,272,230.	29,000,000	29,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $11,711,762; collateralized by various Common Stock with an aggregate market value of $13,030,724.	11,700,000	11,700,000

		152,725,897

Time Deposits—2.4%
ABN AMRO Bank NV 5.060%, 07/03/23	5,000,000	5,000,000
Banco Santander S.A. (NY) 5.060%, 07/03/23	5,000,000	5,000,000
Barclays (NY) 5.080%, 07/03/23	2,000,000	2,000,000
DNB Bank ASA (NY) 5.020%, 07/03/23	10,000,000	10,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	10,000,000	10,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (f)	5,000,000	5,000,000
Nordea Bank Abp 5.050%, 07/03/23	2,000,000	2,000,000
Skandi (NY) 5.060%, 07/03/23	2,000,000	2,000,000

		41,000,000

Mutual Funds—1.4%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (d)	2,000,000	2,000,000

Mutual Funds—(Continued)
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (d)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (d)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (d)	2,000,000	2,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (d)	10,000,000	10,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (d)	1,000,000	1,000,000

		25,000,000

Total Securities Lending Reinvestments (Cost $347,594,681)		347,595,408

Total Investments—119.8% (Cost $2,051,806,928)		2,107,251,412
Other assets and liabilities (net)—(19.8)%		(347,570,045)

Net Assets—100.0%		$1,759,681,367

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $402,218,421 and the collateral received consisted of cash in the amount of $347,480,003 and non-cash collateral with a value of $61,045,997. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$1,626,195,693	$—	$—	$1,626,195,693
Total Short-Term Investment*	133,460,311	—	—	133,460,311
Securities Lending Reinvestments
Certificates of Deposit	—	82,898,197	—	82,898,197
Commercial Paper	—	45,971,314	—	45,971,314
Repurchase Agreements	—	152,725,897	—	152,725,897
Time Deposits	—	41,000,000	—	41,000,000
Mutual Funds	25,000,000	—	—	25,000,000
Total Securities Lending Reinvestments	25,000,000	322,595,408	—	347,595,408
Total Investments	$1,784,656,004	$322,595,408	$—	$2,107,251,412

Collateral for Securities Loaned (Liability)	$—	$(347,480,003)	$—	$(347,480,003)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,310,527,688
Affiliated investments at value (c) (d)	796,723,724
Receivable for:
Fund shares sold	39,861
Dividends	193,531
Dividends on affiliated investments	1,195,998
Prepaid expenses	14,189

Total Assets	2,108,694,991
Liabilities
Collateral for securities loaned	347,480,003
Payables for:
Fund shares redeemed	488,769
Accrued Expenses:
Management fees	442,436
Administration fees	20,346
Custodian and accounting fees	19,469
Distribution and service fees	352,648
Deferred trustees’ fees	164,939
Other expenses	45,014

Total Liabilities	349,013,624

Net Assets	$1,759,681,367

Net Assets Consist of:
Paid in surplus	$1,771,064,194
Distributable earnings (Accumulated losses)	(11,382,827)

Net Assets	$1,759,681,367

Net Assets
Class A	$25,651,906
Class B	1,727,004,113
Class E	7,025,348
Capital Shares Outstanding*
Class A	2,701,228
Class B	183,548,541
Class E	744,193
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.50
Class B	9.41
Class E	9.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,292,807,861.
(b)	Includes securities loaned at value of $235,491,379.
(d)	Identified cost of affiliated investments was $758,999,067.
(c)	Includes securities loaned at value of $166,727,042.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$12,379,007
Dividends from affiliated investments	11,844,786
Securities lending income	874,147

Total investment income	25,097,940
Expenses
Management fees	2,671,395
Administration fees	18,596
Custodian and accounting fees	19,217
Distribution and service fees—Class B	2,124,439
Distribution and service fees—Class E	5,111
Audit and tax services	23,992
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	17,128
Insurance	8,330
Miscellaneous	11,044

Total expenses	4,938,534

Net Investment Income	20,159,406

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	2,382,914
Affiliated investments	(14,888,770)

Net realized gain (loss)	(12,505,856)

Net change in unrealized appreciation (depreciation) on:
Investments	49,850,055
Affiliated investments	84,359,171

Net change in unrealized appreciation (depreciation)	134,209,226

Net realized and unrealized gain (loss)	121,703,370

Net Increase (Decrease) in Net Assets From Operations	$141,862,776

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$20,159,406	$40,759,778
Net realized gain (loss)	(12,505,856)	(67,889,202)
Net change in unrealized appreciation (depreciation)	134,209,226	(309,101,565)

Increase (decrease) in net assets from operations	141,862,776	(336,230,989)

From Distributions to Shareholders
Class A	(640,591)	(5,135,426)
Class B	(39,123,657)	(361,953,101)
Class E	(165,960)	(1,440,231)

Total distributions	(39,930,208)	(368,528,758)

Increase (decrease) in net assets from capital share transactions	(57,317,722)	168,700,698

Total increase (decrease) in net assets	44,614,846	(536,059,049)

Net Assets
Beginning of period	1,715,066,521	2,251,125,570

End of period	$1,759,681,367	$1,715,066,521

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	74,879	$701,090	100,401	$1,046,539
Reinvestments	67,859	640,591	572,511	5,135,426
Redemptions	(170,578)	(1,608,064)	(289,557)	(3,124,301)

Net increase (decrease)	(27,840)	$(266,383)	383,355	$3,057,664

Class B
Sales	481,797	$4,473,201	1,639,285	$17,955,994
Reinvestments	4,184,348	39,123,657	40,714,635	361,953,101
Redemptions	(10,857,828)	(100,535,902)	(20,783,723)	(214,988,779)

Net increase (decrease)	(6,191,683)	$(56,939,044)	21,570,197	$164,920,316

Class E
Sales	15,405	$142,573	60,421	$663,670
Reinvestments	17,693	165,960	161,461	1,440,231
Redemptions	(45,079)	(420,828)	(130,980)	(1,381,183)

Net increase (decrease)	(11,981)	$(112,295)	90,902	$722,718

Increase (decrease) derived from capital shares transactions		$(57,317,722)		$168,700,698

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.97		$13.27	$12.48	$12.12	$10.93	$12.52

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.25	0.37	0.25	0.32	0.29
Net realized and unrealized gain (loss)	0.65		(2.25)	1.29	0.85	1.78	(1.01)

Total income (loss) from investment operations	0.77		(2.00)	1.66	1.10	2.10	(0.72)

Less Distributions
Distributions from net investment income	(0.24)		(0.39)	(0.27)	(0.34)	(0.31)	(0.32)
Distributions from net realized capital gains	0.00		(1.91)	(0.60)	(0.40)	(0.60)	(0.55)

Total distributions	(0.24)		(2.30)	(0.87)	(0.74)	(0.91)	(0.87)

Net Asset Value, End of Period	$9.50		$8.97	$13.27	$12.48	$12.12	$10.93

Total Return (%) (b)	8.63	(c)	(15.09)	13.61	10.14	19.88	(6.29)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (f)	2.58	(e)	2.41	2.83	2.20	2.77	2.39
Portfolio turnover rate (%)	92	(c)	148	91	72	57	34
Net assets, end of period (in millions)	$25.7		$24.5	$31.1	$28.4	$27.9	$26.7

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.87		$13.15	$12.37	$12.02	$10.84	$12.42

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.22	0.33	0.22	0.29	0.25
Net realized and unrealized gain (loss)	0.65		(2.24)	1.29	0.84	1.77	(0.99)

Total income (loss) from investment operations	0.76		(2.02)	1.62	1.06	2.06	(0.74)

Less Distributions
Distributions from net investment income	(0.22)		(0.35)	(0.24)	(0.31)	(0.28)	(0.29)
Distributions from net realized capital gains	0.00		(1.91)	(0.60)	(0.40)	(0.60)	(0.55)

Total distributions	(0.22)		(2.26)	(0.84)	(0.71)	(0.88)	(0.84)

Net Asset Value, End of Period	$9.41		$8.87	$13.15	$12.37	$12.02	$10.84

Total Return (%) (b)	8.55	(c)	(15.38)	13.38	9.83	19.61	(6.52)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.57	(e)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%) (f)	2.32	(e)	2.15	2.54	1.94	2.52	2.13
Portfolio turnover rate (%)	92	(c)	148	91	72	57	34
Net assets, end of period (in millions)	$1,727.0		$1,683.9	$2,211.2	$2,204.1	$2,232.3	$2,118.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.91		$13.20	$12.41	$12.05	$10.88	$12.46

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.23	0.35	0.23	0.30	0.27
Net realized and unrealized gain (loss)	0.65		(2.24)	1.29	0.85	1.76	(1.00)

Total income (loss) from investment operations	0.76		(2.01)	1.64	1.08	2.06	(0.73)

Less Distributions
Distributions from net investment income	(0.23)		(0.37)	(0.25)	(0.32)	(0.29)	(0.30)
Distributions from net realized capital gains	0.00		(1.91)	(0.60)	(0.40)	(0.60)	(0.55)

Total distributions	(0.23)		(2.28)	(0.85)	(0.72)	(0.89)	(0.85)

Net Asset Value, End of Period	$9.44		$8.91	$13.20	$12.41	$12.05	$10.88

Total Return (%) (b)	8.52	(c)	(15.26)	13.52	10.01	19.57	(6.39)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.47	(e)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income (loss) to average net assets (%) (f)	2.43	(e)	2.24	2.68	2.03	2.62	2.25
Portfolio turnover rate (%)	92	(c)	148	91	72	57	34
Net assets, end of period (in millions)	$7.0		$6.7	$8.8	$8.3	$9.0	$8.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trusthas designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $152,725,897, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper,

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,526,787,585	$0	$1,657,425,596

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$2,671,395	0.330%	First $500 million
	0.300%	Over $500 million

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
Communication Services Select Sector SPDR Fund	$—	$34,916,906	$(37,757,845)	$2,840,939	$—	$—
Consumer Discretionary Select Sector SPDR Fund	—	70,769,576	(35,703,528)	182,589	1,515,398	36,764,035
Consumer Staples Select Sector SPDR Fund	34,415,187	2,296,859	(35,503,558)	(2,009,294)	800,806	—
Energy Select Sector SPDR Fund	18,117,836	71,068,963	(90,046,792)	2,888,928	(2,028,935)	—
Financial Select Sector SPDR Fund	34,850,108	37,146,049	(72,668,515)	1,194,671	(522,313)	—
Health Care Select Sector SPDR Fund	—	70,723,602	(34,132,088)	(1,686,054)	612,690	35,518,150
Industrial Select Sector SPDR Fund	—	36,728,899	(2,210,195)	22,477	1,963,717	36,504,898
Materials Select Sector SPDR Fund	16,721,707	53,169,470	(69,655,476)	(1,086,102)	850,401	—
SPDR Blackstone Senior Loan ETF	—	43,689,796	—	—	533,382	44,223,178
SPDR Bloomberg Emerging Markets Local Bond ETF	—	43,734,187	—	—	(51,610)	43,682,577
SPDR Bloomberg High Yield Bond ETF	120,964,860	92,305,160	(169,804,145)	(8,391,975)	8,763,578	43,837,478
SPDR Dow Jones International Real Estate ETF	34,917,905	2,103,431	(36,096,066)	(9,445,167)	8,519,897	—
SPDR Gold Shares	—	37,172,750	(2,444,927)	59,585	(642,285)	34,145,123
SPDR Portfolio Developed World ex-US ETF	—	166,000,559	—	—	(1,614,043)	164,386,516
SPDR S&P 500 ETF Trust	374,572,976	175,222,987	(291,055,088)	593,675	64,257,190	323,591,740
SPDR S&P International Small Cap ETF	34,811,764	1,009,436	(3,099,427)	(53,042)	1,401,298	34,070,029

	$669,372,343	$938,058,630	$(880,177,650)	$(14,888,770)	$84,359,171	$796,723,724

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Security Description	Income earned from affiliates during the period	Number of shares held at June 30, 2023
Communication Services Select Sector SPDR Fund	$—	$—
Consumer Discretionary Select Sector SPDR Fund	72,393	216,501
Consumer Staples Select Sector SPDR Fund	—	—
Energy Select Sector SPDR Fund	324,478	—
Financial Select Sector SPDR Fund	150,651	—
Health Care Select Sector SPDR Fund	145,156	267,597
Industrial Select Sector SPDR Fund	276,549	340,150
Materials Select Sector SPDR Fund	—	—
SPDR Blackstone Senior Loan ETF	—	1,056,202
SPDR Bloomberg Emerging Markets Local Bond ETF	—	2,064,394
SPDR Bloomberg High Yield Bond ETF	4,258,468	476,339
SPDR Dow Jones International Real Estate ETF	303,522	—
SPDR Gold Shares	—	191,536
SPDR Portfolio Developed World ex-US ETF	2,950,091	5,051,829
SPDR S&P 500 ETF Trust	2,831,733	729,994
SPDR S&P International Small Cap ETF	531,745	1,116,684

	$11,844,786

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,111,807,595

Gross unrealized appreciation	67,727,303
Gross unrealized (depreciation)	(72,283,486)

Net unrealized appreciation (depreciation)	$(4,556,183)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$103,052,628	$51,215,575	$265,476,130	$91,537,713	$368,528,758	$142,753,288

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$39,821,651	$—	$(138,765,410)	$(14,208,360)	$(113,152,119)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $14,208,360.

BHFTI-17

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-18

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-19

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by State Street Global Advisors Funds Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the SSGA Growth ETF Portfolio returned 10.42%, 10.23%, and 10.31%, respectively. The Portfolio’s benchmarks, the MSCI All Country World Index¹ and the SSGA Growth Composite Index², returned 13.93% and 10.06%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Notwithstanding the ongoing geopolitical tensions, elevated energy and food prices, and the effects of global monetary policy tightening, the global economy proved more resilient than expected in the first quarter of 2023. China’s quick recovery provided a further boost. Economic activity rose across advanced economies. The manufacturing sector performed less well, while the service sector continued to exhibit strength. Inflation continued to slow down but remained elevated. Risky assets advanced in the first quarter, despite the collapse of several banks sparking fears of financial instability. Global equities ended the quarter on a positive note, with developed market equities outperforming emerging market (“EM”) equities. Growth stocks outperformed value stocks significantly. Meanwhile, global bond prices rose as bond yields fell sharply. The ten-year U.S. Treasury yield moved lower and ended the quarter at 3.47%, and the two-year U.S. Treasury yield slid to 4.03% to close out with its largest monthly decline since 2008. Commodities registered negative performance, with the Energy sector leading the way, while the U.S. dollar Index drifted slightly lower.

The global economy expanded in the second quarter, but the momentum slowed in June as activity in the services sector grew more slowly than in previous months. Services in the U.S. remained the key driver, while elsewhere its momentum slowed. The job market continued to remain tight. Inflation peaked but remained well above the central bank’s target levels. Risk assets rallied in the second quarter. Global equities advanced with both developed and emerging markets delivering positive returns. Growth stocks outperformed value stocks. Global bond prices declined and yields rose. The 10-year U.S. Treasury yield rose 31 basis points (“bps”) to end the quarter at 3.81%. The U.S. dollar appreciated, while commodities recorded negative performance.

Global central banks pressed ahead with interest rate hikes, even though the U.S. Federal Reserve (the “Fed”) paused for the first time in the current cycle. The Bank of England and the Norges Bank surprised markets by hiking 50 bps each. The Bank of Canada joined the European Central Bank (the “ECB”) and the Swiss National Bank in resuming hiking. In July, the Reserve Bank of Australia paused after two successive hikes. The U.S. Fed’s June pause was unsurprising, but hawkishness rose with the dot plot showing two more rate hikes. Even though some central banks saw progress in inflation, overall, they continued to face a difficult balancing act. The Consumer Price Index (CPI, a measure of inflation) surprised to the downside in the Euro area, Australia, and Canada. In the U.S., headline inflation eased to 4.0% month-over-month, a touch lower than consensus estimates. Although core-CPI was above consensus, most of the surprise came from the used cars component. However, in a major upside surprise, CPI in the U.K. rose 8.7% year-over-year in May, three-tenths above consensus. With limited progress in inflation, the guidance was also seen leaning towards a hawkish stance. Fed Chair Jerome Powell sharpened his guidance and stated that the committee expects “two or more hikes.” ECB President Christine Lagarde cemented the likelihood of a 25 bps hike in July and reiterated that “rates will need to stay high for longer.”

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of 10.42% in the first half of 2023, outperforming its composite benchmark. The positive relative return was driven primarily by asset allocation decisions, especially an overweight position in international equities and an underweight position in U.S. fixed income during the period.

A relatively defensive stance across credit assets contributed favorably to benchmark-relative performance. Investor risk appetite remained strong and resilient when evaluated through our proprietary risk sentiment indicator. Upside surprises to inflation, the debt ceiling negotiations and the re-pricing of Fed monetary policy expectations provided some uncertainty and unnerved markets in May, but investors appeared focused on resilient economic growth in the U.S. Other specific investments that helped add value were an overweight position to broad international equity (developed markets), most notably, Europe. Europe continued to perform well, with the re-pricing of recession risk in European markets. We saw continued support and momentum across European equities. Additionally, due to the risk on sentiment, an underweight allocation to U.S. fixed income played a significant part in the relative performance. Although rates are at attractive levels and discount rates are higher, equity markets continue to price in more growth and better economic projections going forward.

Our investments in cash did not fare well as we held an overweight allocation relative to the benchmark weighting and the cash drag affected the Portfolio performance. Although cash rates have been attractive and the asset class delivered returns for the first half of the year that were competitive with bonds, the strong showing from risk assets meant that any cash detracted from Portfolio performance. Another position that did not bode well was the performance in gold. Gold and commodities yielded a negative return for the period resulting in a drag on the Portfolio return relative to the benchmark.

At the end of the period, our risk indicator pointed to a favorable risk environment for equities. The Portfolio continued to favor Europe and U.S. equities and have become less enthusiastic about the Pacific region. Europe has continued to look attractive across all factors we monitored while the U.S. benefited from strong macroeconomic indicators, healthy balance sheet metrics, and stout sales expectations. Pacific equities were weighed down by poor valuations and weak macroeconomic factors.

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by State Street Global Advisors Funds Management Inc.

Portfolio Manager Commentary*—(Continued)

In U.S. bonds, the Portfolio continued to favor a barbell approach with an overweight allocation to cash as well as a small overweight allocation to longer-term government bonds. The recalibration for fewer Fed rate cuts has weighed on bonds. In real assets, our near-term view on commodities has improved, but we continue to view better opportunities elsewhere.

Jerry Holly

Mike Martel

Portfolio Managers

State Street Global Advisors Funds Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 24 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth Composite Index is computed by SSGA, consisting of 35% S&P 500 Index, 5% S&P MidCap 400 Index, 5% S&P 600 Index, 20% MSCI World ex-U.S. Index, 3% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 7% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 10% Bloomberg U.S. Aggregate Bond Index, 5% Bloomberg High Yield Very Liquid Index, 3% Bloomberg U.S. TIPS Index, and 2% Bloomberg 1-3 Month U.S. T-Bill Index.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH COMPOSITE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
SSGA Growth ETF Portfolio
Class A	10.42	12.36	6.48	7.48
Class B	10.23	12.07	6.20	7.21
Class E	10.31	12.14	6.30	7.32
MSCI All Country World Index	13.93	16.53	8.10	8.76
SSGA Growth Composite Index	10.06	12.53	6.63	7.76

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	20.9
SPDR Portfolio Developed World ex-US ETF	14.2
iShares Core S&P 500 ETF	13.3
iShares Core MSCI Emerging Markets ETF	9.3
Vanguard FTSE Europe ETF	6.4
iShares Core S&P Small-Cap ETF	5.0
iShares Core S&P Mid-Cap ETF	4.6
Consumer Discretionary Select Sector SPDR Fund	3.1
Industrial Select Sector SPDR Fund	3.1
Health Care Select Sector SPDR Fund	3.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	43.4
International Developed Market Equities	23.5
Emerging Market Equities	9.4
Money Market	5.6
U.S. Small Cap Equities	5.0
U.S. Mid Cap Equities	4.6
High Yield Fixed Income	3.0
Commodities	2.9
Investment Grade Fixed Income	2.5

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.36%	$1,000.00	$1,104.20	$1.88
	Hypothetical*	0.36%	$1,000.00	$1,023.01	$1.81

Class B (a)	Actual	0.61%	$1,000.00	$1,102.30	$3.18
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06

Class E (a)	Actual	0.51%	$1,000.00	$1,103.10	$2.66
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mutual Funds—94.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—94.3%
Consumer Discretionary Select Sector SPDR Fund (a)	135,794	$23,059,179
Health Care Select Sector SPDR Fund (a) (b)	167,842	22,277,669
Industrial Select Sector SPDR Fund (a) (b)	213,792	22,944,158
iShares 20+ Year Treasury Bond ETF	71,713	7,382,136
iShares Core MSCI Emerging Markets ETF (b)	1,400,717	69,041,341
iShares Core S&P 500 ETF (b)	220,351	98,212,644
iShares Core S&P Mid-Cap ETF (b)	129,705	33,915,263
iShares Core S&P Small-Cap ETF (b)	370,921	36,962,278
SPDR Blackstone Senior Loan ETF (a) (b)	265,262	11,106,520
SPDR Bloomberg Emerging Markets Local Bond ETF (a) (b)	518,466	10,970,741
SPDR Bloomberg High Yield Bond ETF (a) (b)	119,446	10,992,615
SPDR Gold Shares (a) (b)	120,271	21,440,711
SPDR Portfolio Developed World ex-US ETF (a) (b)	3,225,915	104,971,274
SPDR S&P 500 ETF Trust (a)	347,971	154,248,585
SPDR S&P International Small Cap ETF (a)	701,298	21,396,602
Vanguard FTSE Europe ETF (b)	771,187	47,582,238

Total Mutual Funds (Cost $670,167,767)		696,503,954

Short-Term Investment—5.6%

Mutual Funds — 5.6%
Invesco STIC Prime Portfolio, Institutional Class 5.010% (c)	40,990,585	40,994,684

Total Short-Term Investments (Cost $40,993,653)		40,994,684

Securities Lending Reinvestments (d)—22.3%

Certificates of Deposit—4.3%
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (e)	2,000,000	1,999,942
BNP Paribas S.A. 5.510%, SOFR + 0.450%, 10/10/23 (e)	3,000,000	3,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (e)	3,000,000	3,000,771
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (e)	4,000,000	3,997,124
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	3,000,000	2,991,390
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (e)	3,000,000	3,000,096
MUFG Bank Ltd. (NY) 5.280%, SOFR + 0.220%, 08/14/23 (e)	5,000,000	4,999,700
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (e)	3,000,000	3,000,465
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (e)	3,000,000	3,000,063
Toronto-Dominion Bank (The) 5.470%, FEDEFF PRV + 0.400%, 02/13/24 (e)	3,000,000	3,000,429

		31,989,980

Commercial Paper—1.9%
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (e)	4,000,000	4,001,892
Skandinaviska Enskilda Banken AB
5.330%, SOFR + 0.270%, 08/25/23 (e)	1,000,000	1,000,061
5.420%, SOFR + 0.360%, 11/15/23 (e)	3,000,000	3,000,444
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (e)	3,000,000	3,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	3,000,000	2,976,906

		13,979,303

Repurchase Agreements—10.3%
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $4,020,883; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $4,338,243.	4,000,000	4,000,000
Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $5,145,183; collateralized by various Common Stock with an aggregate market value of $5,500,001.	5,000,000	5,000,000
ING Financial Markets LLC Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $29,142,914; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.250%, maturity dates ranging from 11/15/23 - 11/15/52, and an aggregate market value of $29,713,268.	29,130,654	29,130,654
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $6,649,925; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $6,797,073.	6,647,117	6,647,117
Santander U.S. Capital Markets LLC Repurchase Agreement dated 06/30/23 at 5.090%, due on 07/03/23 with a maturity value of $10,004,242; collateralized by U.S. Government Agency Obligations with rates ranging from 1.000% - 6.566%, maturity dates ranging from 08/25/24 - 05/20/71, and an aggregate market value of $10,204,327.	10,000,000	10,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $5,002,150; collateralized by various Common Stock with an aggregate market value of $5,568,685.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $13,005,601; collateralized by various Common Stock with an aggregate market value of $14,460,693.	13,000,000	13,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $3,061,313; collateralized by various Common Stock with an aggregate market value of $3,367,445.	3,060,000	$3,060,000

		75,837,771

Time Deposits—2.4%
ABN AMRO Bank NV 5.060%, 07/03/23	4,000,000	4,000,000
Banco Santander S.A. (NY) 5.060%, 07/03/23	4,000,000	4,000,000
DNB Bank ASA (NY) 5.020%, 07/03/23	4,000,000	4,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	4,000,000	4,000,000
Nordea Bank Abp 5.050%, 07/03/23	2,000,000	2,000,000

		18,000,000

Mutual Funds—3.4%
HSBC U.S. Government Money Market Fund, Class I 5.010% (c)	5,000,000	5,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (c)	10,000,000	10,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (c)	10,000,000	10,000,000

		25,000,000

Total Securities Lending Reinvestments (Cost $164,808,815)		164,807,054

Total Investments—122.2% (Cost $875,970,235)		902,305,692
Other assets and liabilities (net)—(22.2)%		(163,653,618)

Net Assets—100.0%		$738,652,074

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $187,001,836 and the collateral received consisted of cash in the amount of $164,755,520 and non-cash collateral with a value of $24,548,077. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$696,503,954	$—	$—	$696,503,954
Total Short-Term Investment*	40,994,684	—	—	40,994,684
Securities Lending Reinvestments
Certificates of Deposit	—	31,989,980	—	31,989,980
Commercial Paper	—	13,979,303	—	13,979,303
Repurchase Agreements	—	75,837,771	—	75,837,771
Time Deposits	—	18,000,000	—	18,000,000
Mutual Funds	25,000,000	—	—	25,000,000
Total Securities Lending Reinvestments	25,000,000	139,807,054	—	164,807,054
Total Investments	$762,498,638	$139,807,054	$—	$902,305,692

Collateral for Securities Loaned (Liability)	$—	$(164,755,520)	$—	$(164,755,520)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$498,897,638
Affiliated investments at value (c) (d)	403,408,054
Receivable for:
Fund shares sold	1,165,810
Dividends	65,213
Dividends on affiliated investments	570,104
Prepaid expenses	5,892

Total Assets	904,112,711
Liabilities
Collateral for securities loaned	164,755,520
Payables for:
Fund shares redeemed	127,868
Accrued Expenses:
Management fees	191,942
Administration fees	20,346
Custodian and accounting fees	19,409
Distribution and service fees	141,878
Deferred trustees’ fees	164,939
Other expenses	38,735

Total Liabilities	165,460,637

Net Assets	$738,652,074

Net Assets Consist of:
Paid in surplus	$713,973,944
Distributable earnings (Accumulated losses)	24,678,130

Net Assets	$738,652,074

Net Assets
Class A	$35,653,059
Class B	696,199,900
Class E	6,799,115
Capital Shares Outstanding*
Class A	3,760,853
Class B	74,143,225
Class E	721,795
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.48
Class B	9.39
Class E	9.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $489,289,206.
(b)	Includes securities loaned at value of $119,885,244.
(c)	Identified cost of affiliated investments was $386,681,029.
(d)	Includes securities loaned at value of $67,116,592.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$5,086,234
Dividends from affiliated investments	4,999,481
Securities lending income	402,972

Total investment income	10,488,687
Expenses
Management fees	1,152,246
Administration fees	18,596
Custodian and accounting fees	19,188
Distribution and service fees—Class B	846,732
Distribution and service fees—Class E	4,881
Audit and tax services	23,992
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	11,817
Insurance	3,420
Miscellaneous	7,882

Total expenses	2,128,036

Net Investment Income	8,360,651

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,205,468
Affiliated investments	2,249,336

Net realized gain (loss)	7,454,804

Net change in unrealized appreciation (depreciation) on:
Investments	23,495,644
Affiliated investments	31,063,734

Net change in unrealized appreciation (depreciation)	54,559,378

Net realized and unrealized gain (loss)	62,014,182

Net Increase (Decrease) in Net Assets From Operations	$70,374,833

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$8,360,651	$13,651,337
Net realized gain (loss)	7,454,804	23,197,179
Net change in unrealized appreciation (depreciation)	54,559,378	(178,819,029)

Increase (decrease) in net assets from operations	70,374,833	(141,970,513)

From Distributions to Shareholders
Class A	(2,571,906)	(7,057,572)
Class B	(48,701,007)	(143,623,872)
Class E	(475,648)	(1,436,124)

Total distributions	(51,748,561)	(152,117,568)

Increase (decrease) in net assets from capital share transactions	15,099,256	81,269,459

Total increase (decrease) in net assets	33,725,528	(212,818,622)

Net Assets
Beginning of period	704,926,546	917,745,168

End of period	$738,652,074	$704,926,546

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	88,134	$857,303	142,121	$1,483,016
Reinvestments	273,026	2,571,906	767,962	7,057,572
Redemptions	(253,523)	(2,421,075)	(208,173)	(2,216,472)

Net increase (decrease)	107,637	$1,008,134	701,910	$6,324,116

Class B
Sales	656,831	$6,317,713	1,026,716	$10,893,746
Reinvestments	5,219,829	48,701,007	15,765,518	143,623,872
Redemptions	(4,291,325)	(41,152,360)	(7,449,884)	(80,425,114)

Net increase (decrease)	1,585,335	$13,866,360	9,342,350	$74,092,504

Class E
Sales	22,451	$212,842	77,296	$893,204
Reinvestments	50,817	475,648	157,125	1,436,124
Redemptions	(48,774)	(463,728)	(139,576)	(1,476,489)

Net increase (decrease)	24,494	$224,762	94,845	$852,839

Increase (decrease) derived from capital shares transactions		$15,099,256		$81,269,459

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.25		$13.86	$12.61	$12.18	$10.86	$12.87

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.22	0.36	0.22	0.30	0.25
Net realized and unrealized gain (loss)	0.84		(2.41)	1.85	0.97	2.07	(1.24)

Total income (loss) from investment operations	0.96		(2.19)	2.21	1.19	2.37	(0.99)

Less Distributions
Distributions from net investment income	(0.21)		(0.37)	(0.23)	(0.31)	(0.27)	(0.29)
Distributions from net realized capital gains	(0.52)		(2.05)	(0.73)	(0.45)	(0.78)	(0.73)

Total distributions	(0.73)		(2.42)	(0.96)	(0.76)	(1.05)	(1.02)

Net Asset Value, End of Period	$9.48		$9.25	$13.86	$12.61	$12.18	$10.86

Total Return (%) (b) (c)	10.42	(e)	(15.67)	17.88	11.06	22.71 (d)	(8.44)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (f)	0.36	(g)	0.35	0.34	0.35	0.35	0.34
Ratio of net investment income (loss) to average net assets (%) (h)	2.57	(g)	2.04	2.64	1.95	2.58	2.06
Portfolio turnover rate (%)	90	(e)	123	80	73	57	32
Net assets, end of period (in millions)	$35.7		$33.8	$40.9	$36.0	$34.8	$29.9

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.16		$13.74	$12.51	$12.09	$10.78	$12.78

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.19	0.31	0.19	0.27	0.22
Net realized and unrealized gain (loss)	0.82		(2.39)	1.85	0.96	2.06	(1.23)

Total income (loss) from investment operations	0.93		(2.20)	2.16	1.15	2.33	(1.01)

Less Distributions
Distributions from net investment income	(0.18)		(0.33)	(0.20)	(0.28)	(0.24)	(0.26)
Distributions from net realized capital gains	(0.52)		(2.05)	(0.73)	(0.45)	(0.78)	(0.73)

Total distributions	(0.70)		(2.38)	(0.93)	(0.73)	(1.02)	(0.99)

Net Asset Value, End of Period	$9.39		$9.16	$13.74	$12.51	$12.09	$10.78

Total Return (%) (b) (c)	10.23	(e)	(15.87)	17.60	10.75	22.44	(8.75)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (f)	0.61	(g)	0.60	0.59	0.60	0.60	0.59
Ratio of net investment income (loss) to average net assets (%) (h)	2.31	(g)	1.76	2.33	1.69	2.30	1.79
Portfolio turnover rate (%)	90	(e)	123	80	73	57	32
Net assets, end of period (in millions)	$696.2		$664.7	$868.5	$829.5	$830.6	$755.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.19		$13.78	$12.54	$12.12	$10.81	$12.81

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.20	0.33	0.20	0.28	0.24
Net realized and unrealized gain (loss)	0.82		(2.39)	1.85	0.96	2.06	(1.24)

Total income (loss) from investment operations	0.94		(2.19)	2.18	1.16	2.34	(1.00)

Less Distributions
Distributions from net investment income	(0.19)		(0.35)	(0.21)	(0.29)	(0.25)	(0.27)
Distributions from net realized capital gains	(0.52)		(2.05)	(0.73)	(0.45)	(0.78)	(0.73)

Total distributions	(0.71)		(2.40)	(0.94)	(0.74)	(1.03)	(1.00)

Net Asset Value, End of Period	$9.42		$9.19	$13.78	$12.54	$12.12	$10.81

Total Return (%) (b) (c)	10.31	(e)	(15.78)	17.75	10.84	22.53	(8.63)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (f)	0.51	(g)	0.50	0.49	0.50	0.50	0.49
Ratio of net investment income (loss) to average net assets (%) (h)	2.42	(g)	1.86	2.46	1.79	2.42	1.91
Portfolio turnover rate (%)	90	(e)	123	80	73	57	32
Net assets, end of period (in millions)	$6.8		$6.4	$8.3	$7.7	$7.6	$6.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	During 2021, 0.08% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadviser (See Note 5 of the Notes to Financial Statements) Excluding this item, total return would have been 17.80%, 17.52.%, and 17.67% for Class A, Class B and Class E, respectively.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(g)	Computed on an annualized basis.
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trusthas designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $75,837,771, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$630,030,061	$0	$667,229,441

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$1,152,246	0.330%	First $500 million
	0.300%	Over $500 million

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
Communication Services Select Sector SPDR Fund	$—	$14,508,698	$(15,689,175)	$1,180,477	$—	$—
Consumer Discretionary Select Sector SPDR Fund	—	36,776,716	(14,743,426)	75,398	950,491	23,059,179
Consumer Staples Select Sector SPDR Fund	14,147,353	1,108,599	(14,756,836)	(828,311)	329,195	—
Energy Select Sector SPDR Fund	7,443,697	29,419,531	(37,203,932)	1,150,197	(809,493)	—
Financial Select Sector SPDR Fund	14,320,908	15,417,214	(30,005,627)	468,074	(200,569)	—
Health Care Select Sector SPDR Fund	—	36,809,972	(14,214,431)	(702,163)	384,291	22,277,669
Industrial Select Sector SPDR Fund	—	22,251,134	(483,457)	6,337	1,170,144	22,944,158
Materials Select Sector SPDR Fund	6,869,242	22,060,763	(28,829,111)	(450,237)	349,343	—
SPDR Blackstone Senior Loan ETF	—	10,972,563	—	—	133,957	11,106,520
SPDR Bloomberg Emerging Markets Local Bond ETF	—	10,983,702	—	—	(12,961)	10,970,741
SPDR Bloomberg High Yield Bond ETF	14,204,250	37,671,204	(40,433,849)	(1,277,904)	828,914	10,992,615
SPDR Dow Jones International Real Estate ETF	14,365,558	841,548	(14,809,853)	(4,099,606)	3,702,353	—
SPDR Gold Shares	—	22,853,442	(1,166,515)	28,387	(274,603)	21,440,711
SPDR Portfolio Developed World ex-US ETF	—	106,001,943	—	—	(1,030,669)	104,971,274
SPDR S&P 500 ETF Trust	188,925,392	65,997,527	(132,099,389)	6,615,919	24,809,136	154,248,585
SPDR S&P International Small Cap ETF	21,481,740	887,396	(1,789,507)	82,768	734,205	21,396,602

	$281,758,140	$434,561,952	$(346,225,108)	$2,249,336	$31,063,734	$403,408,054

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Security Description	Income earned from affiliates during the period	Number of shares held at June 30, 2023
Communication Services Select Sector SPDR Fund	$—	$—
Consumer Discretionary Select Sector SPDR Fund	45,406	135,794
Consumer Staples Select Sector SPDR Fund	—	—
Energy Select Sector SPDR Fund	135,809	—
Financial Select Sector SPDR Fund	62,688	—
Health Care Select Sector SPDR Fund	91,045	167,842
Industrial Select Sector SPDR Fund	145,377	213,792
Materials Select Sector SPDR Fund	—	—
SPDR Blackstone Senior Loan ETF	—	265,262
SPDR Bloomberg Emerging Markets Local Bond ETF	—	518,466
SPDR Bloomberg High Yield Bond ETF	789,789	119,446
SPDR Dow Jones International Real Estate ETF	126,381	—
SPDR Gold Shares	—	120,271
SPDR Portfolio Developed World ex-US ETF	1,883,822	3,225,915
SPDR S&P 500 ETF Trust	1,385,219	347,971
SPDR S&P International Small Cap ETF	333,945	701,298

	$4,999,481

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$893,047,932

Gross unrealized appreciation	34,499,225
Gross unrealized (depreciation)	(25,241,465)

Net unrealized appreciation (depreciation)	$9,257,760

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$35,140,682	$18,605,761	$116,976,886	$42,348,420	$152,117,568	$60,954,181

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$13,521,899	$37,994,855	$(45,301,618)	$—	$6,215,136

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTI-17

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-18

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the T. Rowe Price Large Cap Value Portfolio returned 1.81%, 1.74%, and 1.76%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned 5.12%.

MARKET ENVIRONMENT / CONDITIONS

Major stock indexes rose in the first half of 2023. Due in part to generally favorable corporate earnings and a resilient economy, equities climbed the proverbial wall of worry, overcoming bearish factors such as regional bank turmoil in March following the failures of Silicon Valley Bank and Signature Bank, uncertainty around Congress and President Joe Biden agreeing to raise the debt ceiling—the statutory limit on U.S. government borrowing—before the government ran out of money, and continued U.S. Federal Reserve (the “Fed”) interest rate increases to combat elevated inflation. The Fed raised interest rates three times in the first half of the year but following its most recent policy deliberations in June, central bank officials decided to keep short-term interest rates unchanged. The period ended on a strong note, as better-than-expected economic data suggested that the economy continued to expand despite a significant increase in interest rates.

In other parts of the globe, developed European stocks largely performed well during the period even as they experienced volatility following the events in the U.S. banking sector and the takeover of Credit Suisse by UBS in a government-brokered deal. Despite slowing economic conditions and lower headline inflation, both the European Central Bank and Bank of England raised interest rates and committed to further tightening measures. Developed Asian markets also delivered solid returns. Japanese equities led the region as the Bank of Japan kept interest rates very low and a weakening Japanese yen benefitted export-oriented businesses. Emerging markets stocks gained ground but underperformed their developed market peers. In Latin America, where many economies depend greatly on commodity exports, many markets rose due in part to hopes that China, which reduced certain interest rates in June, would continue to take measures to help stimulate growth.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive returns for the six months ended June 30, 2023, but underperformed its benchmark, the Russell 1000 Value Index (the “Index”). Overall, both sector allocation and stock selection detracted from relative performance.

The Financials sector was the largest detractor for the period, driven by negative stock selection. Recent underperformance by U.S. Bancorp stemmed from higher interest rates and the mid-March banking crisis. U.S. Bancorp is one of the largest banks in the U.S. and, in our view, maintains a superior business mix compared with peers.

An underweight allocation and unfavorable stock choices in the Communication Services sector also weighed on relative performance. Our underweight to Meta Platforms compared with the benchmark hurt relative results. Meta Platforms operates a global social media portfolio through four major product offerings: Facebook, Instagram, WhatsApp, and Facebook Messenger. The company performed well during the period due to a renewed focus on costs, an increase in digital advertising, and new launches to compete with rivals TikTok and Twitter. We exited the position in the second quarter as the name was removed from the Index as part of the annual reconstitution.

The Materials sector also detracted from relative performance due to poor stock selection.

On the contrary, the Real Estate sector was the largest contributor to relative performance driven by strong stock selection, particularly an overweight to AvalonBay Communities. To a lesser degree, stock selection in the Energy sector also aided relative performance.

At the end of the period, the Portfolio’s largest underweight relative to the Index was in the Consumer Discretionary sector. The Portfolio was also underweight Materials, Industrials, Communication Services, Financials, Information Technology and Real Estate. On the contrary, the most significant overweight was in the Health Care sector, followed by Consumer Staples, Utilities and Energy.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Gabriel Solomon

John D. Linehan

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Large Cap Value Portfolio
Class A	1.81	7.73	7.95	9.63	—
Class B	1.74	7.50	7.68	9.36	—
Class E	1.76	7.56	7.78	—	8.30
Russell 1000 Value Index	5.12	11.54	8.11	9.22	7.72

1 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Johnson & Johnson	3.5
Southern Co. (The)	3.2
Wells Fargo & Co.	3.0
Philip Morris International, Inc.	2.7
Fiserv, Inc.	2.7
AvalonBay Communities, Inc.	2.7
QUALCOMM, Inc.	2.6
Becton Dickinson & Co.	2.5
Chubb, Ltd.	2.4
TotalEnergies SE(ADR)	2.4

Top Sectors

% of Net Assets
Health Care	20.4
Financials	18.9
Industrials	11.8
Consumer Staples	10.7
Energy	8.1
Information Technology	7.9
Utilities	6.9
Real Estate	4.4
Communication Services	3.8
Consumer Discretionary	2.4

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.52%	$1,000.00	$1,018.10	$2.60
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class B (a)	Actual	0.77%	$1,000.00	$1,017.40	$3.85
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class E (a)	Actual	0.67%	$1,000.00	$1,017.60	$3.35
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—97.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
L3Harris Technologies, Inc.	260,031	$50,906,269

Air Freight & Logistics—0.8%
United Parcel Service, Inc. - Class B	116,897	20,953,787

Automobile Components—0.3%
Magna International, Inc. (a)	142,008	8,014,932

Banks—8.9%
Bank of America Corp.	2,080,408	59,686,905
Fifth Third Bancorp (a)	1,134,586	29,737,499
Huntington Bancshares, Inc.	2,489,352	26,835,215
U.S. Bancorp (a)	1,177,374	38,900,437
Wells Fargo & Co.	1,838,972	78,487,325

		233,647,381

Beverages—0.8%
Coca-Cola Co. (The)	329,322	19,831,771

Biotechnology—0.7%
AbbVie, Inc.	145,761	19,638,380

Broadline Retail—0.5%
Kohl’s Corp. (a)	549,456	12,664,961

Chemicals—1.5%
CF Industries Holdings, Inc.	332,533	23,084,441
RPM International, Inc.	184,186	16,527,010

		39,611,451

Communications Equipment—0.6%
Cisco Systems, Inc.	294,933	15,259,833

Consumer Staples Distribution & Retail—2.4%
Walmart, Inc.	391,907	61,599,942

Containers & Packaging—0.8%
International Paper Co.	672,372	21,388,153

Diversified Telecommunication Services—1.2%
Verizon Communications, Inc.	879,000	32,690,010

Electric Utilities—3.2%
Southern Co. (The)	1,182,036	83,038,029

Energy Equipment & Services—0.5%
Baker Hughes Co.	453,000	14,319,330

Entertainment—0.9%
Walt Disney Co. (The) (b)	275,951	24,636,905

Financial Services—4.0%
Equitable Holdings, Inc.	1,234,262	33,522,556
Fiserv, Inc. (b)	556,680	70,225,182

		103,747,738

Food Products—2.4%
Conagra Brands, Inc.	1,313,343	44,285,926
Tyson Foods, Inc. - Class A	361,000	18,425,440

		62,711,366

Ground Transportation—2.2%
Norfolk Southern Corp.	114,000	25,850,640
Union Pacific Corp.	153,000	31,306,860

		57,157,500

Health Care Equipment & Supplies—7.4%
Baxter International, Inc.	640,000	29,158,400
Becton Dickinson & Co. (a)	250,931	66,248,293
Medtronic plc	534,049	47,049,717
Zimmer Biomet Holdings, Inc.	342,082	49,807,139

		192,263,549

Health Care Providers & Services—5.0%
Cigna Group (The)	157,461	44,183,557
CVS Health Corp.	440,907	30,479,901
Elevance Health, Inc.	127,346	56,578,554

		131,242,012

Hotels, Restaurants & Leisure—0.7%
Las Vegas Sands Corp. (b)	303,835	17,622,430

Household Products—2.2%
Colgate-Palmolive Co.	271,000	20,877,840
Kimberly-Clark Corp.	267,181	36,887,009

		57,764,849

Industrial Conglomerates—3.3%
General Electric Co.	339,082	37,248,158
Siemens AG (ADR) (a)	579,568	48,341,767

		85,589,925

Insurance—6.0%
American International Group, Inc.	910,270	52,376,936
Chubb, Ltd.	331,910	63,912,590
Hartford Financial Services Group, Inc. (The)	556,820	40,102,176

		156,391,702

IT Services—0.7%
Accenture plc - Class A	58,000	17,897,640

Machinery—2.8%
Cummins, Inc. (a)	139,386	34,171,872
Stanley Black & Decker, Inc. (a)	417,836	39,155,411

		73,327,283

Media—1.6%
News Corp. - Class A	2,114,105	41,225,048

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—3.8%
Ameren Corp.	317,832	$25,957,339
Dominion Energy, Inc.	624,383	32,336,796
Sempra Energy	274,502	39,964,746

		98,258,881

Oil, Gas & Consumable Fuels—7.6%
ConocoPhillips (a)	162,893	16,877,344
EOG Resources, Inc.	107,000	12,245,080
EQT Corp. (a)	361,000	14,847,930
Exxon Mobil Corp.	371,890	39,885,202
Suncor Energy, Inc. (a)	650,000	19,058,000
TC Energy Corp. (a)	702,775	28,399,138
TotalEnergies SE (ADR) (a)	1,077,303	62,095,745
Williams Cos., Inc. (The)	117,570	3,836,309

		197,244,748

Passenger Airlines—0.8%
Southwest Airlines Co. (a)	547,505	19,825,156

Personal Care Products—0.3%
Kenvue, Inc. (b)	254,062	6,712,318

Pharmaceuticals—7.3%
Bristol-Myers Squibb Co.	295,340	18,886,993
Elanco Animal Health, Inc. (b)	1,345,184	13,532,551
Johnson & Johnson	544,716	90,161,392
Merck & Co., Inc.	295,863	34,139,632
Pfizer, Inc.	907,172	33,275,069

		189,995,637

Residential REITs—2.7%
AvalonBay Communities, Inc.	368,892	69,820,189

Semiconductors & Semiconductor Equipment—4.3%
Applied Materials, Inc.	70,336	10,166,365
Micron Technology, Inc.	388,482	24,517,099
QUALCOMM, Inc.	578,773	68,897,138
Texas Instruments, Inc.	56,056	10,091,201

		113,671,803

Software—1.0%
Microsoft Corp.	73,686	25,093,030

Specialized REITs—1.7%
Weyerhaeuser Co.	1,353,778	45,365,101

Specialty Retail—0.9%
Best Buy Co., Inc.	290,000	23,765,500

Technology Hardware, Storage & Peripherals—1.3%
Western Digital Corp. (b)	919,000	34,857,670

Security Description	Shares/ Principal Amount*	Value

Tobacco—2.7%
Philip Morris International, Inc.	720,381	70,323,593

Total Common Stocks (Cost $2,304,918,949)		2,550,075,802

Short-Term Investment—1.9%

Mutual Funds—1.9%
T. Rowe Price Treasury Reserve Fund (c)	49,299,264	49,299,264

Total Short-Term Investments (Cost $49,299,264)		49,299,264

Securities Lending Reinvestments (d)—5.0%

Certificates of Deposit—0.4%
Bank of America N.A. 5.200%, FEDEFF PRV + 0.130%, 09/08/23 (e)	1,000,000	999,540
BNP Paribas S.A. 5.510%, SOFR + 0.450%, 10/10/23 (e)	1,000,000	1,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (e)	1,000,000	1,000,257
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (e)	1,000,000	999,281
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/20/23	1,000,000	997,130
Zero Coupon, 08/17/23	1,000,000	992,950
Zero Coupon, 08/18/23	1,000,000	992,800
MUFG Bank Ltd. (NY) 5.280%, SOFR + 0.220%, 08/14/23 (e)	1,000,000	999,940
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (e)	1,000,000	1,000,021
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/08/23	1,000,000	989,530
Svenska Handelsbanken AB 5.400%, SOFR + 0.340%, 10/31/23 (e)	1,000,000	1,000,269

		10,971,718

Commercial Paper—0.2%
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (e)	1,000,000	1,000,473
Skandinaviska Enskilda Banken AB 5.330%, SOFR + 0.270%, 08/25/23 (e)	2,000,000	2,000,122
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (e)	1,000,000	1,000,000

		4,000,595

Repurchase Agreements—1.7%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $19,865,387; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $20,254,172.	19,857,030	19,857,030

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $5,026,104; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $5,422,804.	5,000,000	$5,000,000
Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $2,058,073; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $3,101,310; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $3,169,935.	3,100,000	3,100,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $7,607,492; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $7,787,818.	7,600,000	7,600,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $6,002,585; collateralized by various Common Stock with an aggregate market value of $6,674,166.	6,000,000	6,000,000

		43,557,030

Time Deposits—0.9%
ABN AMRO Bank NV 5.060%, 07/03/23	2,000,000	2,000,000
Australia & New Zealand Banking Group, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
Banco Santander S.A. (NY) 5.060%, 07/03/23	4,000,000	4,000,000
Barclays (NY) 5.080%, 07/03/23	2,000,000	2,000,000
DNB Bank ASA (NY) 5.020%, 07/03/23	4,000,000	4,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	4,000,000	4,000,000
National Australia Bank, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (e)	2,000,000	2,000,000
Nordea Bank Abp 5.050%, 07/03/23	2,000,000	2,000,000

		24,000,000

Mutual Funds—1.8%
Allspring Government Money Market Fund, Select Class 5.020% (f)	10,000,000	10,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (f)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (f)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (f)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (f)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (f)	5,000,000	5,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (f)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (f)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Shares 5.000% (f)	10,000,000	10,000,000

		48,000,000

Total Securities Lending Reinvestments (Cost $130,530,839)		130,529,343

Total Investments—104.6% (Cost $2,484,749,052)		2,729,904,409
Other assets and liabilities (net)—(4.6)%		(119,335,743)

Net Assets—100.0%		$2,610,568,666

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $163,526,146 and the collateral received consisted of cash in the amount of $130,502,354 and non-cash collateral with a value of $35,788,062. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,550,075,802	$—	$—	$2,550,075,802
Total Short-Term Investment*	49,299,264	—	—	49,299,264
Securities Lending Reinvestments
Certificates of Deposit	—	10,971,718	—	10,971,718
Commercial Paper	—	4,000,595	—	4,000,595
Repurchase Agreements	—	43,557,030	—	43,557,030
Time Deposits	—	24,000,000	—	24,000,000
Mutual Funds	48,000,000	—	—	48,000,000
Total Securities Lending Reinvestments	48,000,000	82,529,343	—	130,529,343
Total Investments	$2,647,375,066	$82,529,343	$—	$2,729,904,409

Collateral for Securities Loaned (Liability)	$—	$(130,502,354)	$—	$(130,502,354)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$2,680,605,145
Affiliated investments at value (c)	49,299,264
Cash	1,700,000
Receivable for:
Investments sold	23,058,908
Fund shares sold	71,385
Dividends and interest	6,779,772
Dividends on affiliated investments	208,470
Prepaid expenses	20,315

Total Assets	2,761,743,259
Liabilities
Collateral for securities loaned	130,502,354
Payables for:
Affiliated investments purchased	$221,600
Investments purchased	17,459,644
Fund shares redeemed	1,362,722
Accrued Expenses:
Management fees	1,040,304
Distribution and service fees	219,506
Deferred trustees’ fees	164,939
Other expenses	203,524

Total Liabilities	151,174,593

Net Assets	$2,610,568,666

Net Assets Consist of:
Paid in surplus	$2,262,090,893
Distributable earnings (Accumulated losses)	348,477,773

Net Assets	$2,610,568,666

Net Assets
Class A	$1,401,128,165
Class B	910,167,686
Class E	299,272,815
Capital Shares Outstanding*
Class A	57,389,062
Class B	37,785,949
Class E	12,344,136
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$24.41
Class B	24.09
Class E	24.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,435,449,788.
(b)	Includes securities loaned at value of $163,526,146.
(c)	Identified cost of affiliated investments was $49,299,264.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$37,480,498
Dividends from affiliated investments	1,141,170
Securities lending income	196,045

Total investment income	38,817,713
Expenses
Management fees	7,364,025
Administration fees	54,369
Custodian and accounting fees	68,530
Distribution and service fees—Class B	1,131,157
Distribution and service fees—Class E	223,657
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	38,120
Insurance	12,978
Miscellaneous	64,095

Total expenses	9,019,198
Less management fee waiver	(959,505)

Net expenses	8,059,693

Net Investment Income	30,758,020

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	80,377,465
Foreign currency transactions	10,115

Net realized gain (loss)	80,387,580

Net change in unrealized appreciation (depreciation) on:
Investments	(64,097,604)
Foreign currency transactions	(249)

Net change in unrealized appreciation (depreciation)	(64,097,853)

Net realized and unrealized gain (loss)	16,289,727

Net Increase (Decrease) in Net Assets From Operations	$47,047,747

(a)	Net of foreign withholding taxes of $674,221.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$30,758,020	$55,322,185
Net realized gain (loss)	80,387,580	378,250,413
Net change in unrealized appreciation (depreciation)	(64,097,853)	(589,531,733)

Increase (decrease) in net assets from operations	47,047,747	(155,959,135)

From Distributions to Shareholders
Class A	(230,819,332)	(218,363,299)
Class B	(150,428,873)	(136,983,911)
Class E	(49,197,773)	(46,504,521)

Total distributions	(430,445,978)	(401,851,731)

Increase (decrease) in net assets from capital share transactions	347,935,510	(88,417,509)

Total increase (decrease) in net assets	(35,462,721)	(646,228,375)

Net Assets
Beginning of period	2,646,031,387	3,292,259,762

End of period	$2,610,568,666	$2,646,031,387

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	187,910	$5,331,039	169,567	$5,309,331
Reinvestments	9,589,503	230,819,332	8,048,776	218,363,299
Redemptions	(1,374,499)	(39,288,195)	(10,940,146)	(352,560,980)

Net increase (decrease)	8,402,914	$196,862,176	(2,721,803)	$(128,888,350)

Class B
Sales	831,573	$23,301,010	2,172,353	$68,545,859
Reinvestments	6,333,847	150,428,873	5,107,528	136,983,911
Redemptions	(2,085,551)	(57,808,515)	(5,238,148)	(163,722,356)

Net increase (decrease)	5,079,869	$115,921,368	2,041,733	$41,807,414

Class E
Sales	125,268	$3,460,989	199,673	$5,937,047
Reinvestments	2,058,484	49,197,773	1,724,306	46,504,521
Redemptions	(619,844)	(17,506,796)	(1,730,543)	(53,778,141)

Net increase (decrease)	1,563,908	$35,151,966	193,436	$(1,336,573)

Increase (decrease) derived from capital shares transactions		$347,935,510		$(88,417,509)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$28.77		$35.57	$28.77	$31.29	$28.64	$35.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.35		0.63	0.56	0.64	0.74	0.71
Net realized and unrealized gain (loss)	0.10		(2.66)	6.96	(0.35)	6.42	(3.50)

Total income (loss) from investment operations	0.45		(2.03)	7.52	0.29	7.16	(2.79)

Less Distributions
Distributions from net investment income	(0.60)		(0.62)	(0.68)	(0.71)	(0.75)	(0.71)
Distributions from net realized capital gains	(4.21)		(4.15)	(0.04)	(2.10)	(3.76)	(3.31)

Total distributions	(4.81)		(4.77)	(0.72)	(2.81)	(4.51)	(4.02)

Net Asset Value, End of Period	$24.41		$28.77	$35.57	$28.77	$31.29	$28.64

Total Return (%) (b)	1.81	(c)	(4.89)	26.30	3.15	26.81	(8.95)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (e) (f)	0.52	(d)	0.51	0.51	0.52	0.52	0.54
Ratio of net investment income (loss) to average net assets (%)	2.49	(d)	2.02	1.68	2.48	2.44	2.12
Portfolio turnover rate (%)	18	(c)	30	16	30	19	20
Net assets, end of period (in millions)	$1,401.1		$1,409.1	$1,839.4	$1,871.9	$1,829.4	$1,654.3

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$28.40		$35.17	$28.47	$30.99	$28.39	$35.16

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.31		0.55	0.47	0.57	0.66	0.62
Net realized and unrealized gain (loss)	0.12		(2.63)	6.89	(0.35)	6.37	(3.46)

Total income (loss) from investment operations	0.43		(2.08)	7.36	0.22	7.03	(2.84)

Less Distributions
Distributions from net investment income	(0.53)		(0.54)	(0.62)	(0.64)	(0.67)	(0.62)
Distributions from net realized capital gains	(4.21)		(4.15)	(0.04)	(2.10)	(3.76)	(3.31)

Total distributions	(4.74)		(4.69)	(0.66)	(2.74)	(4.43)	(3.93)

Net Asset Value, End of Period	$24.09		$28.40	$35.17	$28.47	$30.99	$28.39

Total Return (%) (b)	1.74	(c)	(5.15)	25.98	2.87	26.52	(9.16)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (e) (f)	0.77	(d)	0.76	0.76	0.77	0.77	0.79
Ratio of net investment income (loss) to average net assets (%)	2.23	(d)	1.79	1.44	2.23	2.19	1.89
Portfolio turnover rate (%)	18	(c)	30	16	30	19	20
Net assets, end of period (in millions)	$910.2		$928.9	$1,078.6	$939.3	$940.1	$819.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$28.57		$35.36	$28.61	$31.12	$28.50	$35.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.33		0.58	0.51	0.60	0.69	0.66
Net realized and unrealized gain (loss)	0.11		(2.65)	6.92	(0.35)	6.39	(3.48)

Total income (loss) from investment operations	0.44		(2.07)	7.43	0.25	7.08	(2.82)

Less Distributions
Distributions from net investment income	(0.56)		(0.57)	(0.64)	(0.66)	(0.70)	(0.65)
Distributions from net realized capital gains	(4.21)		(4.15)	(0.04)	(2.10)	(3.76)	(3.31)

Total distributions	(4.77)		(4.72)	(0.68)	(2.76)	(4.46)	(3.96)

Net Asset Value, End of Period	$24.24		$28.57	$35.36	$28.61	$31.12	$28.50

Total Return (%) (b)	1.76	(c)	(5.07)	26.12	3.00	26.62	(9.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.74	0.74	0.74	0.74	0.74
Net ratio of expenses to average net assets (%) (e) (f)	0.67	(d)	0.66	0.66	0.67	0.67	0.69
Ratio of net investment income (loss) to average net assets (%)	2.33	(d)	1.88	1.53	2.33	2.29	1.98
Portfolio turnover rate (%)	18	(c)	30	16	30	19	20
Net assets, end of period (in millions)	$299.3		$308.0	$374.3	$343.4	$366.7	$334.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.02% for the six months ended June 30, 2023 and each of the years ended December 31, 2022 through 2018. (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2023, the Portfolio received EU tax reclaim payments in the amount of $343,099 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Consolidated Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $43,557,030, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$449,035,827	$0	$507,030,224

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.570% of average daily net assets, provided the assets exceed $1 billion. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2023, were $7,364,025.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.055% on all assets when average daily net assets exceed $2 billion to below $3 billion.

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months June 30, 2023 amounted to $710,564 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the six months ended June 30, 2023 amounted to $248,941 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Ending Value as of June 30, 2023	Income earned from affiliates during the period	Number of shares held at June 30, 2023
T. Rowe Price Treasury Reserve Fund	$47,062,725	$110,085,594	$(107,849,055)	$49,299,264	$1,141,170	49,299,264

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,493,019,117

Gross unrealized appreciation	344,394,847
Gross unrealized (depreciation)	(107,509,555)

Net unrealized appreciation (depreciation)	$236,885,292

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$77,642,188	$64,155,551	$324,209,543	$3,702,781	$401,851,731	$67,858,332

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$51,644,742	$379,411,362	$300,983,177	$—	$732,039,281

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-20

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 13.04%, 12.84%, and 12.98%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned 15.94%.

MARKET ENVIRONMENT / CONDITIONS

Major stock indexes rose in the first half of 2023. Due in part to generally favorable corporate earnings and a resilient economy, equities climbed the proverbial wall of worry, overcoming bearish factors, such as regional bank turmoil in March following the failures of Silicon Valley Bank and Signature Bank, uncertainty around Congress and President Joe Biden agreeing to raise the debt ceiling—the statutory limit on U.S. government borrowing—before the government ran out of money; and continued U.S. Federal Reserve (the “Fed”) interest rate increases to combat elevated inflation. The Fed raised interest rates three times in the first half of the year but following its most recent policy deliberations in June, central bank officials decided to keep short-term interest rates unchanged. The period ended on a strong note, as better-than-expected economic data suggested that the economy continued to expand despite a significant increase in interest rates.

In other parts of the globe, developed European stocks largely performed well during the period even as they experienced volatility following the events in the U.S. banking sector and the takeover of Credit Suisse by UBS in a government-brokered deal. Despite slowing economic conditions and lower headline inflation, both the European Central Bank and Bank of England raised interest rates and committed to further tightening measures. Developed Asian markets also delivered solid returns. Japanese equities led the region as the Bank of Japan kept interest rates very low and a weakening Japanese yen benefitted export-oriented businesses. Emerging markets stocks gained ground but underperformed their developed market peers. In Latin America, where many economies depend greatly on commodity exports, many markets rose due in part to hopes that China, which reduced certain interest rates in June, would continue to take measures to help stimulate growth.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30, 2023, the Portfolio underperformed the Russell Midcap Growth Index (the “Index”). Sector allocation and stock selection effects were both drivers of the Portfolio’s underperformance.

Stock selection within the Industrials sector was the primary detractor from relative performance. Textron, an industrial conglomerate and the manufacturer of Bell helicopters, Cessna business jets, and other specialized vehicles, had concerns around weakening business jet demand that weighed on the stock.

In the Consumer Discretionary sector, stock choices hindered relative returns. Shares of Burlington Stores dipped on quarterly results that fell short of consensus due to a softer-than-expected March, which was attributed to lower tax refunds and poor weather conditions.

In the Health Care sector, an overweight allocation and poor stock selection weighed on relative returns. Shares of Agilent Technologies declined, despite exceeding consensus expectations, due to conservative forward guidance amid elevated macroeconomic uncertainty.

On the contrary, strong stock selection and an underweight allocation in the Energy sector contributed to relative returns. Stock selection, driven by an out-of-benchmark position in natural gas-focused exploration and production company EQT, benefited relative performance. The company posted above-consensus results in the most recent quarter, supported by debt reduction efforts and improved operational execution.

Stock selection in the Financials sector also contributed to relative performance.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio’s largest overweight relative to the Index was in Materials, followed by the Health Care sector. On the contrary, the most significant underweight was in Information Technology, followed by the Financials sector. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	13.04	17.71	9.05	11.99
Class B	12.84	17.39	8.77	11.71
Class E	12.98	17.52	8.89	11.83
Russell Midcap Growth Index	15.94	23.13	9.72	11.53

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Microchip Technology, Inc.	3.4
Hologic, Inc.	2.9
Marvell Technology, Inc.	2.6
Teleflex, Inc.	2.1
Ingersoll Rand, Inc.	2.1
Agilent Technologies, Inc.	2.0
Trade Desk, Inc. (The)- Class A	1.9
Textron, Inc.	1.8
Ball Corp.	1.7
J.B. Hunt Transport Services, Inc.	1.6

Top Sectors

% of Net Assets
Health Care	24.3
Information Technology	19.7
Industrials	16.1
Consumer Discretionary	11.1
Financials	7.6
Materials	5.5
Consumer Staples	4.0
Communication Services	3.8
Energy	3.5
Real Estate	1.1

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.67%	$1,000.00	$1,130.40	$3.54
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B (a)	Actual	0.92%	$1,000.00	$1,128.40	$4.86
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

Class E (a)	Actual	0.82%	$1,000.00	$1,129.80	$4.33
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—96.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
BWX Technologies, Inc. (a)	77,500	$5,546,675
Textron, Inc.	352,161	23,816,648

		29,363,323

Automobile Components—0.1%
Mobileye Global, Inc.—Class A (a)(b)	22,437	862,030

Beverages—0.3%
Boston Beer Co., Inc. (The)—Class A (a)(b)	13,287	4,098,242

Biotechnology—4.7%
Alnylam Pharmaceuticals, Inc. (a)(b)	70,600	13,409,764
Apellis Pharmaceuticals, Inc. (a)(b)	53,240	4,850,164
Argenx SE (ADR) (b)	15,445	6,019,380
Ascendis Pharma A/S (ADR) (a)(b)	50,700	4,524,975
Biogen, Inc. (b)	28,600	8,146,710
CRISPR Therapeutics AG (a)(b)	53,283	2,991,308
Exact Sciences Corp. (a)(b)	64,200	6,028,380
Ionis Pharmaceuticals, Inc. (a)(b)	210,300	8,628,609
Karuna Therapeutics, Inc. (a)(b)	22,364	4,849,633
Seagen, Inc. (b)	13,300	2,559,718

		62,008,641

Capital Markets—4.4%
Cboe Global Markets, Inc.	13,300	1,835,533
Intercontinental Exchange, Inc.	117,100	13,241,668
KKR & Co., Inc. (a)	281,500	15,764,000
MarketAxess Holdings, Inc.	29,800	7,790,316
Raymond James Financial, Inc. (a)	77,500	8,042,175
Tradeweb Markets, Inc.—Class A	172,600	11,819,648

		58,493,340

Chemicals—0.6%
RPM International, Inc.	88,500	7,941,105

Commercial Services & Supplies—0.3%
Waste Connections, Inc.	31,000	4,430,830

Construction Materials—1.3%
Martin Marietta Materials, Inc.	38,338	17,700,271

Consumer Staples Distribution & Retail—2.5%
Casey’s General Stores, Inc. (a)	49,400	12,047,672
Dollar General Corp.	26,900	4,567,082
Dollar Tree, Inc. (b)	114,671	16,455,288

		33,070,042

Containers & Packaging—3.5%
Avery Dennison Corp.	88,000	15,118,400
Ball Corp. (a)	375,986	21,886,145
Sealed Air Corp. (a)	233,500	9,340,000

		46,344,545

Diversified Consumer Services—0.5%
Bright Horizons Family Solutions, Inc. (a)(b)	66,500	$6,147,925

Electrical Equipment—0.2%
Shoals Technologies Group, Inc.—Class A (a)(b)	111,200	2,842,272

Electronic Equipment, Instruments & Components—3.1%
Amphenol Corp.—Class A	116,200	9,871,190
Cognex Corp.	107,600	6,027,752
Corning, Inc.	87,900	3,080,016
Keysight Technologies, Inc. (b)	113,500	19,005,575
Littelfuse, Inc.	9,400	2,738,314

		40,722,847

Entertainment—1.8%
Liberty Media Corp.-Liberty Formula One—Class C (b)	165,100	12,428,728
Spotify Technology S.A. (b)	70,800	11,366,940

		23,795,668

Financial Services—1.5%
FleetCor Technologies, Inc. (a)(b)	80,200	20,136,616

Food Products—0.5%
TreeHouse Foods, Inc. (b)	122,349	6,163,943

Ground Transportation—1.6%
J.B. Hunt Transport Services, Inc.	114,700	20,764,141

Health Care Equipment & Supplies—9.3%
Alcon, Inc.	138,900	11,405,079
Cooper Cos., Inc. (The)	42,000	16,104,060
Dentsply Sirona, Inc.	107,100	4,286,142
Enovis Corp. (b)	143,900	9,226,868
Hologic, Inc. (b)	474,700	38,436,459
ICU Medical, Inc. (a)(b)	38,100	6,789,039
Novocure, Ltd. (a)(b)	38,700	1,606,050
QuidelOrtho Corp. (a)(b)	88,374	7,322,669
Teleflex, Inc. (a)	114,123	27,621,190

		122,797,556

Health Care Providers & Services—2.2%
Acadia Healthcare Co., Inc. (a)(b)	175,800	14,000,712
Agilon Health, Inc. (a)(b)	316,838	5,493,971
Molina Healthcare, Inc. (b)	32,200	9,699,928

		29,194,611

Health Care Technology—1.7%
Doximity, Inc.—Class A (a)(b)	85,500	2,908,710
Veeva Systems, Inc.—Class A (b)	95,361	18,855,730

		21,764,440

Hotels, Restaurants & Leisure—5.6%
Caesars Entertainment, Inc. (b)	66,399	3,384,357
Chipotle Mexican Grill, Inc. (b)	2,600	5,561,400
Domino’s Pizza, Inc.	46,400	15,636,336

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Hilton Worldwide Holdings, Inc.	134,500	$19,576,475
MGM Resorts International (a)	420,687	18,476,573
Vail Resorts, Inc.	2,400	604,224
Yum! Brands, Inc.	74,800	10,363,540

		73,602,905

Household Products—0.4%
Reynolds Consumer Products, Inc. (a)	175,500	4,957,875

Insurance—1.6%
Assurant, Inc.	97,300	12,232,556
Axis Capital Holdings, Ltd. (a)	84,300	4,537,869
Kemper Corp. (a)	44,600	2,152,396
Markel Group, Inc. (b)	1,500	2,074,770

		20,997,591

Interactive Media & Services—0.2%
Match Group, Inc. (b)	54,900	2,297,565

IT Services—0.3%
MongoDB, Inc. (a)(b)	10,100	4,150,999

Life Sciences Tools & Services—5.6%
Agilent Technologies, Inc.	216,800	26,070,200
Avantor, Inc. (a)(b)	751,000	15,425,540
Bruker Corp.	249,911	18,473,421
West Pharmaceutical Services, Inc.	35,318	13,508,076

		73,477,237

Machinery—4.9%
Esab Corp. (a)	138,464	9,213,395
Fortive Corp. (a)	262,900	19,657,033
IDEX Corp.	39,700	8,545,822
Ingersoll Rand, Inc. (a)	418,100	27,327,016

		64,743,266

Media—1.9%
Trade Desk, Inc. (The)—Class A (b)	317,600	24,525,072

Oil, Gas & Consumable Fuels—3.5%
Cheniere Energy, Inc.	57,200	8,714,992
Coterra Energy, Inc.	256,200	6,481,860
Devon Energy Corp.	50,613	2,446,633
EQT Corp. (a)	141,200	5,807,556
Pioneer Natural Resources Co.	53,201	11,022,183
Venture Global LNG, Inc.—Series B † (b)(c)(d)	78	1,404,000
Venture Global LNG, Inc.—Series C † (b)(c)(d)	540	9,720,000

		45,597,224

Passenger Airlines—1.1%
Southwest Airlines Co. (a)	395,100	14,306,571

Personal Care Products—0.3%
Kenvue, Inc. (a)(b)	153,359	4,051,745

Pharmaceuticals—0.8%
Catalent, Inc. (a)(b)	252,790	$10,960,974

Professional Services—4.9%
Broadridge Financial Solutions, Inc. (a)	66,200	10,964,706
Equifax, Inc. (a)	80,300	18,894,590
Paylocity Holding Corp. (b)	53,100	9,798,543
TransUnion (a)	173,600	13,598,088
Verisk Analytics, Inc.	48,400	10,939,852

		64,195,779

Real Estate Management & Development—1.1%
CoStar Group, Inc. (b)	162,283	14,443,187

Semiconductors & Semiconductor Equipment—8.0%
KLA Corp.	27,139	13,162,958
Lattice Semiconductor Corp. (a)(b)	93,100	8,944,117
Marvell Technology, Inc.	571,069	34,138,505
Microchip Technology, Inc.	496,500	44,481,435
NXP Semiconductors NV	19,900	4,073,132

		104,800,147

Software—8.3%
Atlassian Corp.—Class A (a)(b)	27,400	4,597,994
Bill Holdings, Inc. (a)(b)	55,251	6,456,079
Black Knight, Inc. (b)	169,822	10,143,468
CCC Intelligent Solutions Holdings, Inc. (a)(b)	681,197	7,636,218
Clear Secure, Inc.—Class A (a)	77,027	1,784,716
Confluent, Inc.—Class A (a)(b)	45,200	1,596,012
Crowdstrike Holdings, Inc.—Class A (b)	108,077	15,873,269
Fair Isaac Corp. (b)	14,400	11,652,624
Fortinet, Inc. (b)	176,000	13,303,840
Hashicorp, Inc.—Class A (a)(b)	22,700	594,286
PTC, Inc. (b)	93,000	13,233,900
Roper Technologies, Inc.	25,800	12,404,640
Synopsys, Inc. (b)	24,183	10,529,520

		109,806,566

Specialty Retail—4.5%
Bath & Body Works, Inc.	256,800	9,630,000
Burlington Stores, Inc. (b)	121,000	19,044,190
Five Below, Inc. (a)(b)	53,000	10,416,620
O’Reilly Automotive, Inc. (b)	6,600	6,304,980
Ross Stores, Inc.	94,600	10,607,498
Tractor Supply Co. (a)	17,569	3,884,506

		59,887,794

Textiles, Apparel & Luxury Goods—0.3%
Lululemon Athletica, Inc. (b)	11,400	4,314,900

Trading Companies & Distributors—0.8%
United Rentals, Inc. (a)	23,700	10,555,269

Total Common Stocks (Cost $923,934,050)		1,270,315,054

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Convertible Preferred Stocks—0.3%

Security Description	Shares/ Principal Amount*	Value

Automobiles—0.1%
Nuro, Inc.—Series D † (b)(c)(d)	37,838	$234,596
Sila Nanotechnologies, Inc.—Series F † (b)(c)(d)	43,934	890,981

		1,125,577

Commercial Services & Supplies—0.1%
Redwood Materials, Inc.—Series C † (b)(c)(d)	18,350	875,952

Consumer Staples Distribution & Retail—0.0%
Maplebear, Inc.—Series E † (b)(c)(d)	21,660	703,950
Maplebear, Inc.—Series I † (b)(c)(d)	3,514	114,205

		818,155

Health Care Providers & Services—0.0%
Caris Life Sciences, Inc.—Series D † (b)(c)(d)	156,199	835,665

Software—0.1%
Databricks, Inc.—Series H † (b)(c)(d)	11,738	858,752

Total Convertible Preferred Stocks (Cost $8,643,188)		4,514,101

Short-Term Investment—3.1%

Mutual Funds—3.1%
T. Rowe Price Treasury Reserve Fund (e)	40,611,167	40,611,167

Total Short-Term Investments (Cost $40,611,167)		40,611,167

Securities Lending Reinvestments(f)—20.7%

Certificates of Deposit—4.5%
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (g)	2,000,000	1,999,942
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (g)	1,000,000	1,001,762
Bank of Nova Scotia 5.740%, SOFR + 0.680%, 08/16/23 (g)	2,000,000	2,001,086
Barclays Bank plc 5.550%, 09/22/23	4,000,000	3,999,308
BNP Paribas S.A. 5.310%, SOFR + 0.250%, 09/08/23 (g)	4,000,000	4,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (g)	4,000,000	4,001,028
Canadian Imperial Bank of Commerce(NY) 5.440%, SOFR + 0.380%, 12/12/23 (g)	2,000,000	1,999,902
Credit Agricole Corporate & Investment Bank 5.390%, 08/01/23	4,000,000	4,000,392
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (g)	4,000,000	3,997,124
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/20/23	2,000,000	1,994,260
Zero Coupon, 08/17/23	1,000,000	992,950
Zero Coupon, 08/18/23	1,000,000	992,800

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (g)	4,000,000	4,000,128
MUFG Bank Ltd. (NY) 5.240%, SOFR + 0.180%, 08/28/23 (g)	2,000,000	1,999,670
5.280%, SOFR + 0.220%, 08/14/23 (g)	3,000,000	2,999,820
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (g)	4,000,000	4,000,620
Oversea-Chinese Banking Corp., Ltd. 5.300%, SOFR + 0.240%, 08/08/23 (g)	4,000,000	4,000,108
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (g)	1,000,000	1,000,023
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (g)	4,000,000	4,000,084
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 09/08/23	2,000,000	1,979,060
Svenska Handelsbanken AB 5.290%, SOFR + 0.230%, 08/08/23 (g)	2,000,000	2,000,124
Toronto-Dominion Bank (The) 5.470%, FEDEFF PRV + 0.400%, 02/13/24 (g)	2,000,000	2,000,286

		58,960,477

Commercial Paper—1.6%
Bank of Montreal 5.280%, 08/07/23	3,000,000	2,982,948
Bedford Row Funding Corp. 5.300%, SOFR + 0.240%, 07/19/23 (g)	3,000,000	3,000,042
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (g)	5,000,000	5,002,365
Skandinaviska Enskilda Banken AB 5.420%, SOFR + 0.360%, 11/15/23 (g)	4,000,000	4,000,592
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (g)	3,000,000	3,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	3,000,000	2,976,906

		20,962,853

Repurchase Agreements—9.3%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $25,164,572; collateralized by U.S. Treasury Obligations with rates ranging from 1.375%—2.000%, maturity dates ranging from 11/15/41—02/15/51, and an aggregate market value of $25,657,068.	25,153,986	25,153,986
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $2,000,845; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378%—8.917%, maturity dates ranging from 08/01/23—01/20/73, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $5,026,104; collateralized by U.S. Treasury Obligations with rates ranging from 01.500%—3.750%, maturity dates ranging from 08/15/28—05/15/33, and various Common Stock with an aggregate market value of $5,422,804.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments(f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $8,232,293; collateralized by various Common Stock with an aggregate market value of $8,800,001.	8,000,000	$8,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $10,004,225; collateralized by U.S. Treasury Obligations with rates ranging from 0.125%—3.875%, maturity dates ranging from 04/30/26—07/15/30, and an aggregate market value of $10,225,596.	10,000,000	10,000,000
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $9,909,760; collateralized by U.S. Treasury Obligations with rates ranging from 0.000%—5.250%, maturity dates ranging from 07/13/23—02/15/53, and an aggregate market value of $10,144,658.	9,900,000	9,900,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $20,020,222; collateralized by various Common Stock with an aggregate market value of $22,318,377.	20,000,000	20,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $10,004,342; collateralized by various Common Stock with an aggregate market value of $11,117,538.	10,000,000	10,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $21,009,048; collateralized by various Common Stock with an aggregate market value of $23,370,590.	21,000,000	21,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $2,002,011; collateralized by various Common Stock with an aggregate market value of $2,227,474.	2,000,000	2,000,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $10,004,292; collateralized by various Common Stock with an aggregate market value of $11,004,724.	10,000,000	10,000,000

		123,053,986

Time Deposits—0.9%
ABN AMRO Bank NV 5.060%, 07/03/23	1,000,000	1,000,000
Banco Santander S.A. (NY) 5.060%, 07/03/23	2,000,000	2,000,000
DNB Bank ASA (NY) 5.020%, 07/03/23	2,000,000	2,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	2,000,000	2,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (g)	5,000,000	5,000,000

		12,000,000

Mutual Funds—4.4%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (h)	5,000,000	5,000,000

Mutual Funds—(Continued)
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (h)	15,000,000	15,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (h)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (h)	5,000,000	5,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (h)	3,000,000	3,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (h)	10,000,000	10,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (h)	15,000,000	15,000,000

		58,000,000

Total Securities Lending Reinvestments (Cost $272,978,253)		272,977,316

Total Investments— 120.5% (Cost $1,246,166,658)		1,588,417,638
Other assets and liabilities (net)—(20.5)%		(270,114,159)

Net Assets—100.0%		$1,318,303,479

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $15,638,101, which is 1.2% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $295,068,902 and the collateral received consisted of cash in the amount of $272,891,495 and non-cash collateral with a value of $25,226,196. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent 1.2% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
Caris Life Sciences, Inc. - Series D	05/11/21	156,199	$1,265,212	$835,665
Databricks, Inc. - Series H	08/31/21	11,738	862,557	858,752
Maplebear, Inc. - Series E	11/19/21	21,660	2,604,276	703,950
Maplebear, Inc. - Series I	02/26/21	3,514	439,250	114,205
Nuro, Inc. - Series D	10/29/21	37,838	788,760	234,596
Redwood Materials, Inc. - Series C	05/28/21	18,350	869,854	875,952
Sila Nanotechnologies, Inc. - Series F	01/07/21	43,934	1,813,279	890,981
Venture Global LNG, Inc. - Series B	03/08/18	78	235,560	1,404,000
Venture Global LNG, Inc. - Series C	10/16/17-03/08/18	540	1,987,525	9,720,000

				$15,638,101

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$29,363,323	$—	$—	$29,363,323
Automobile Components	862,030	—	—	862,030
Beverages	4,098,242	—	—	4,098,242
Biotechnology	62,008,641	—	—	62,008,641
Capital Markets	58,493,340	—	—	58,493,340
Chemicals	7,941,105	—	—	7,941,105
Commercial Services & Supplies	4,430,830	—	—	4,430,830
Construction Materials	17,700,271	—	—	17,700,271
Consumer Staples Distribution & Retail	33,070,042	—	—	33,070,042
Containers & Packaging	46,344,545	—	—	46,344,545
Diversified Consumer Services	6,147,925	—	—	6,147,925
Electrical Equipment	2,842,272	—	—	2,842,272
Electronic Equipment, Instruments & Components	40,722,847	—	—	40,722,847
Entertainment	23,795,668	—	—	23,795,668
Financial Services	20,136,616	—	—	20,136,616
Food Products	6,163,943	—	—	6,163,943
Ground Transportation	20,764,141	—	—	20,764,141
Health Care Equipment & Supplies	122,797,556	—	—	122,797,556

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Health Care Providers & Services	$29,194,611	$—	$—	$29,194,611
Health Care Technology	21,764,440	—	—	21,764,440
Hotels, Restaurants & Leisure	73,602,905	—	—	73,602,905
Household Products	4,957,875	—	—	4,957,875
Insurance	20,997,591	—	—	20,997,591
Interactive Media & Services	2,297,565	—	—	2,297,565
IT Services	4,150,999	—	—	4,150,999
Life Sciences Tools & Services	73,477,237	—	—	73,477,237
Machinery	64,743,266	—	—	64,743,266
Media	24,525,072	—	—	24,525,072
Oil, Gas & Consumable Fuels	34,473,224	—	11,124,000	45,597,224
Passenger Airlines	14,306,571	—	—	14,306,571
Personal Care Products	4,051,745	—	—	4,051,745
Pharmaceuticals	10,960,974	—	—	10,960,974
Professional Services	64,195,779	—	—	64,195,779
Real Estate Management & Development	14,443,187	—	—	14,443,187
Semiconductors & Semiconductor Equipment	104,800,147	—	—	104,800,147
Software	109,806,566	—	—	109,806,566
Specialty Retail	59,887,794	—	—	59,887,794
Textiles, Apparel & Luxury Goods	4,314,900	—	—	4,314,900
Trading Companies & Distributors	10,555,269	—	—	10,555,269
Total Common Stocks	1,259,191,054	—	11,124,000	1,270,315,054
Total Convertible Preferred Stocks*	—	—	4,514,101	4,514,101
Total Short-Term Investment*	40,611,167	—	—	40,611,167
Securities Lending Reinvestments
Certificates of Deposit	—	58,960,477	—	58,960,477
Commercial Paper	—	20,962,853	—	20,962,853
Repurchase Agreements	—	123,053,986	—	123,053,986
Time Deposits	—	12,000,000	—	12,000,000
Mutual Funds	58,000,000	—	—	58,000,000
Total Securities Lending Reinvestments	58,000,000	214,977,316	—	272,977,316
Total Investments	$1,357,802,221	$214,977,316	$15,638,101	$1,588,417,638

Collateral for Securities Loaned (Liability)	$—	$(272,891,495)	$—	$(272,891,495)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2022	Change in Unrealized Appreciation /(Depreciation)	Balance as of June 30, 2023	Change in Unrealized Appreciation/(Depreciation) from Investments Held at June 30, 2023
Common Stocks
Oil, Gas & Consumable Fuels	$9,143,459	$1,980,541	$11,124,000	$1,980,541
Convertible Preferred Stocks
Automobiles	1,894,614	(769,037)	1,125,577	(769,037)
Commercial Services & Supplies	1,431,300	(555,348)	875,952	(555,348)
Consumer Staples Distribution & Retail	1,220,436	(402,281)	818,155	(402,281)
Health Care Providers & Services	1,027,789	(192,124)	835,665	(192,124)
Software	704,280	154,472	858,752	154,472
	$15,421,878	$216,223	$15,638,101	$216,223

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

	Fair Value at June 30, 2023		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Oil, Gas & Consumable Fuels	$11,124,000	(a)	Market Transaction Method	Precedent Transaction	$18,000.00	$18,000.00	$18,000.00	Increase
Convertible Preferred Stocks
Automobiles	890,981	(b)	Comparable Company Analysis	Enterprise Value/Sales	1.4x	1.4x	1.4x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	234,596	(c)	Comparable Company Analysis	Market Comparable Adjustment	-70.00%	-70.00%	-70.00%	Decrease
Commercial Services & Supplies	875,952		Market Transaction Method	Precedent Transaction	$47.74	$47.74	$47.74	Increase
Health Care Providers & Services	835,665	(b)	Comparable Company Analysis	Forward Enterprise Value/Sales	6.5x	7.9x	7.2x	Increase
				Discount Rate	15.00%	15.00%	15.00%	Decrease
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Consumer Staples Distribution & Retail	818,155	(a)	Market Transaction Method	Precedent Transaction	$32.50	$32.50	$32.50	Increase
Software	858,752	(d)	Market Transaction Method	Secondary Market Transaction	$60.00	$60.00	$60.00	Increase
			Calibration Model	Enterprise Value/Sales	17.4x	22.6x	20.0x	Increase
				Enterprise Value/Gross Profit	23.5x	30.5x	27.0x	Increase
				Implied Premium	11.00%	36.00%	22.75%	Increase

(a)

For the period ended June 30, 2023, the valuation technique for investments amounting to $11,942,155 changed to a market transaction approach. The investments were previously valued utilizing a multi-tiered approach. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(b)

For the period ended June 30, 2023, the valuation technique for investments amounting to $1,726,646 changed to a comparable company approach. The investments were previously valued utilizing a multi-tiered approach. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(c)

For the period ended June 30, 2023, the valuation technique for investments amounting to $234,596 changed to a comparable company approach. The investments were previously valued utilizing a discounted cash flow analysis. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(d)

For the period ended June 30, 2023, the valuation technique for investments amounting to $858,752 changed to a multi-tiered approach. The investments were previously valued utilizing only a market transaction method. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,547,806,471
Affiliated investments at value (c)	40,611,167
Cash	1,300,000
Receivable for:
Investments sold	5,560,268
Fund shares sold	200,842
Dividends and interest	242,203
Dividends on affiliated investments	171,959
Prepaid expenses	10,339

Total Assets	1,595,903,249
Liabilities
Collateral for securities loaned	272,891,495
Payables for:
Investments purchased	2,616,591
Affiliated investments purchased	182,777
Fund shares redeemed	721,652
Accrued Expenses:
Management fees	675,847
Distribution and service fees	182,081
Deferred trustees’ fees	164,939
Other expenses	164,388

Total Liabilities	277,599,770

Net Assets	$1,318,303,479

Net Assets Consist of:
Paid in surplus	$898,337,567
Distributable earnings (Accumulated losses)	419,965,912

Net Assets	$1,318,303,479

Net Assets
Class A	$398,725,130
Class B	903,277,130
Class E	16,301,219
Capital Shares Outstanding*
Class A	44,574,701
Class B	121,950,214
Class E	2,030,745
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.95
Class B	7.41
Class E	8.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $295,068,902.
(b)	Identified cost of investments, excluding affiliated investments, was $1,205,555,491.
(c)	Identified cost of affiliated investments was $40,611,167.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$4,318,782
Dividends from affiliated investments	1,055,573
Securities lending income	256,007

Total investment income	5,630,362
Expenses
Management fees	4,734,891
Administration fees	30,510
Custodian and accounting fees	50,827
Distribution and service fees—Class B	1,077,559
Distribution and service fees—Class E	11,760
Audit and tax services	27,111
Legal	21,516
Trustees’ fees and expenses	17,765
Shareholder reporting	32,461
Insurance	5,703
Miscellaneous	9,117

Total expenses	6,019,220
Less management fee waiver	(684,512)

Net expenses	5,334,708

Net Investment Income	295,654

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	79,494,570
Foreign currency transactions	23

Net realized gain (loss)	79,494,593

Net change in unrealized appreciation on investments	75,217,455

Net realized and unrealized gain (loss)	154,712,048

Net Increase (Decrease) in Net Assets From Operations	$155,007,702

(a)	Net of foreign withholding taxes of $12,092.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$295,654	$(2,167,826)
Net realized gain (loss)	79,494,593	72,982,296
Net change in unrealized appreciation (depreciation)	75,217,455	(456,752,422)

Increase (decrease) in net assets from operations	155,007,702	(385,937,952)

From Distributions to Shareholders
Class A	(19,048,974)	(70,062,648)
Class B	(51,294,544)	(182,004,988)
Class E	(859,177)	(3,225,603)

Total distributions	(71,202,695)	(255,293,239)

Increase (decrease) in net assets from capital share transactions	(217,275)	140,504,690

Total increase (decrease) in net assets	83,587,732	(500,726,501)

Net Assets
Beginning of period	1,234,715,747	1,735,442,248

End of period	$1,318,303,479	$1,234,715,747

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	425,343	$3,754,012	1,027,883	$10,186,623
Reinvestments	2,174,540	19,048,974	8,725,112	70,062,648
Redemptions	(3,199,906)	(28,470,060)	(4,485,913)	(41,881,778)

Net increase (decrease)	(600,023)	$(5,667,074)	5,267,082	$38,367,493

Class B
Sales	1,437,873	$10,649,576	4,117,792	$36,469,353
Reinvestments	7,075,110	51,294,544	27,043,832	182,004,988
Redemptions	(7,628,531)	(56,283,590)	(14,424,394)	(115,580,239)

Net increase (decrease)	884,452	$5,660,530	16,737,230	$102,894,102

Class E
Sales	21,270	$167,333	34,438	$315,053
Reinvestments	109,310	859,177	444,298	3,225,603
Redemptions	(154,556)	(1,237,241)	(472,654)	(4,297,561)

Net increase (decrease)	(23,976)	$(210,731)	6,082	$(756,905)

Increase (decrease) derived from capital shares transactions		$(217,275)		$140,504,690

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30,		Year Ended December 31,
	2023 (Unaudited)		2022	2021	2020		2019		2018
Net Asset Value, Beginning of Period	$8.32		$13.10	$12.48	$11.24		$10.19		$11.92

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		0.00 (b)	(0.04)	(0.00	) (b)	0.03		0.03
Net realized and unrealized gain (loss)	1.07		(2.99)	1.84	2.40		3.00		(0.12)

Total income (loss) from investment operations	1.08		(2.99)	1.80	2.40		3.03		(0.09)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.03)		(0.03)		0.00
Distributions from net realized capital gains	(0.45)		(1.79)	(1.18)	(1.13)		(1.95)		(1.64)

Total distributions	(0.45)		(1.79)	(1.18)	(1.16)		(1.98)		(1.64)

Net Asset Value, End of Period	$8.95		$8.32	$13.10	$12.48		$11.24		$10.19

Total Return (%) (c)	13.04	(d)	(22.33)	15.15	24.30		31.42		(2.01)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(e)	0.78	0.78	0.78		0.78		0.78
Net ratio of expenses to average net assets (%) (f)(g)	0.67	(e)	0.67	0.73	0.74		0.74		0.74
Ratio of net investment income (loss) to average net assets (%)	0.22	(e)	0.01	(0.27)	(0.04)		0.27		0.26
Portfolio turnover rate (%)	10	(d)	23	15	24		21		24
Net assets, end of period (in millions)	$398.7		$375.8	$522.8	$640.8		$601.8		$527.7

	Class B
	Six Months Ended June 30,		Year Ended December 31,
	2023 (Unaudited)		2022	2021	2020		2019		2018
Net Asset Value, Beginning of Period	$6.97		$11.39	$11.02	$10.06		$9.29		$11.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	) (b)	(0.02)	(0.06)	(0.03)		0.00	(b)	0.00 (b)
Net realized and unrealized gain (loss)	0.89		(2.61)	1.61	2.12		2.72		(0.09)

Total income (loss) from investment operations	0.89		(2.63)	1.55	2.09		2.72		(0.09)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.00	) (h)	(0.00	) (h)	0.00
Distributions from net realized capital gains	(0.45)		(1.79)	(1.18)	(1.13)		(1.95)		(1.64)

Total distributions	(0.45)		(1.79)	(1.18)	(1.13)		(1.95)		(1.64)

Net Asset Value, End of Period	$7.41		$6.97	$11.39	$11.02		$10.06		$9.29

Total Return (%) (c)	12.84	(d)	(22.53)	14.87 (i)	24.03	(i)	31.07		(2.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(e)	1.03	1.03	1.03		1.03		1.03
Net ratio of expenses to average net assets (%) (f)(g)	0.92	(e)	0.92	0.98	0.99		0.99		0.99
Ratio of net investment income (loss) to average net assets (%)	(0.03	) (e)	(0.24)	(0.52)	(0.29)		0.02		0.01
Portfolio turnover rate (%)	10	(d)	23	15	24		21		24
Net assets, end of period (in millions)	$903.3		$843.5	$1,187.9	$1,157.6		$1,057.5		$920.9
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

	Class E
	Six Months Ended June 30,		Year Ended December 31,
	2023 (Unaudited)		2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.51		$12.08	$11.61	$10.54	$9.65	$11.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(b)	(0.01)	(0.05)	(0.02)	0.01	0.01
Net realized and unrealized gain (loss)	0.97		(2.77)	1.70	2.23	2.84	(0.10)

Total income (loss) from investment operations	0.97		(2.78)	1.65	2.21	2.85	(0.09)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.01)	(0.01)	0.00
Distributions from net realized capital gains	(0.45)		(1.79)	(1.18)	(1.13)	(1.95)	(1.64)

Total distributions	(0.45)		(1.79)	(1.18)	(1.14)	(1.96)	(1.64)

Net Asset Value, End of Period	$8.03		$7.51	$12.08	$11.61	$10.54	$9.65

Total Return (%) (c)	12.98	(d)	(22.50)	14.98	24.09	31.30	(2.11)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(e)	0.93	0.93	0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (f)(g)	0.82	(e)	0.82	0.88	0.89	0.89	0.89
Ratio of net investment income (loss) to average net assets (%)	0.07	(e)	(0.14)	(0.42)	(0.19)	0.12	0.11
Portfolio turnover rate (%)	10	(d)	23	15	24	21	24
Net assets, end of period (in millions)	$16.3		$15.4	$24.7	$24.8	$23.7	$20.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the period ended June 30, 2023 and for the year ended December 31, 2022 (see Note 5 of the Notes to Financial Statements).
(h)	Distributions from net investment income were less than $0.01.
(i)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $123,053,986, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$122,397,359	$0	$191,890,327

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2023 were $4,734,891.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	All Assets

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months June 30, 2023 amounted to $473,489 and are included in the total amount shown as management fee waivers in the Statement of Operations.

BHFTI-20

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million, (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the six months ended June 30, 2023 amounted to $211,023 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Ending Value as of June 30, 2023	Income earned from affiliates during the period	Number of shares held at June 30, 2023
T. Rowe Price Treasury Reserve Fund	$45,169,678	$74,399,190	$(78,957,701)	$40,611,167	$1,055,573	40,611,167

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-21

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,247,952,217

Gross unrealized appreciation	390,816,159
Gross unrealized (depreciation)	(50,350,738)

Net unrealized appreciation (depreciation)	$340,465,421

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$4,484,531	$6,863,467	$250,808,708	$158,420,025	$255,293,239	$165,283,492

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$71,076,215	$265,247,967	$—	$336,324,182

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-22

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-23

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the TCW Core Fixed Income Portfolio (the “Portfolio”) returned 2.24% and 2.17%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned 2.09%.

MARKET ENVIRONMENT / CONDITIONS

Following a year-plus of rate increases, the first half of 2023 saw drama in regional banks, the looming expiration of the U.S. government debt ceiling, and heightened volatility. While Federal Reserve (the “Fed”) tightening, which reached 500 basis points (“bps”) in early May, has indeed had its influence, a clear economic contraction and typical fallout therefrom has not materialized. Gross Domestic Product growth has remained positive, employment has been more than resilient, and inflation has held above target (though off its peak of 2022). This persistence of inflation has kept the Fed in play for additional hikes, reversing earlier sentiment that later-2023 easings were a likelihood. The Federal Open Market Committee delivered only one 25 basis point (“bps”) hike in the second quarter— at May’s meeting, followed by a pause in June. Despite easing from recent peaks, headline Consumer Price Index (“CPI”), core CPI, and the Fed’s preferred Core Personal Consumption Expenditures price index, are still over two times the targeted 2% level. U.S. Treasury rates pushed higher late in the quarter as solid data and the Fed intentionally unwilling to indicate it was done hiking forced investors to recalibrate expectations for the remainder of the year. As such, the yield curve ended the quarter deeply inverted – more so than the start of the quarter and, notably, to a sharper degree than even 1981 levels. Short-end yields pushed past 5% and the long-end moved higher as well, weighing on fixed income returns.

While higher yields held back fixed income returns in the second quarter, the overall downside performance impact was muted relative to much of 2022’s adversity due to higher starting yields cushioning some of the downward repricing, and thus year-to-date returns remained in positive territory (+2.1%). Investment Grade Corporates were resilient, gaining just over 3.0% for the six-month period. Among securitized products, Agency Mortgage-Backed Securities (“MBS”) struggled in the first half of the period as the sector suffered from elevated rate volatility and a glut of supply given the anticipated liquidation of failed banks’ mortgage portfolios. Ultimately, sales were absorbed by the market relatively easily and prices recovered, though remained cheap to historic levels. The sector rebounded in the latter half of the period, brining year-to-date returns to nearly 1.9%, and outpaced U.S. Treasuries by 30 bps on a duration-adjusted basis. On the private label side, non-Agency MBS saw improvement during the second quarter as markets began to price in more optimistic scenarios, especially regarding the trajectory of home prices. In contrast to residential MBS, which benefited from significant demand, commercial properties, and office space, have seen rising vacancy levels as the work from home dynamic becomes more entrenched. Notwithstanding a decidedly pessimistic outlook and developing corroboration in the data, the sector is up 1.2% since the start of the year, with Agency Commercial MBS (“CMBS”) outperforming non-Agency CMBS. Finally, front-end floating rate Asset-Backed Securities (“ABS”) outperformed other short duration opportunities, with the overall sector delivering nearly 50 bps of positive excess return.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six-month period ending June 30, 2023, the Portfolio outperformed the Bloomberg U.S. Aggregate Bond Index by 15 bps. Outperformance was driven by an overweight to Corporate Credit, which outperformed Treasuries by over 150 bps on a duration-adjusted basis for the period, with a further boost from issue selection in the sector. The allocation to banks has been particularly additive as the Portfolio took advantage of the volatility in March to add to existing senior positions in Credit Suisse at steeply discounted prices. The position was subsequently trimmed as prices rebounded on the announcement of the Swiss National Bank sponsored merger with UBS, but the Portfolio maintained an overweight to UBS and other large money center banks which held up well during peak bank volatility as depositors sought the safety of these more regulated, well-capitalized institutions. Outside of Financials, other contributions came from Consumer Non-Cyclicals (Healthcare and Tobacco) and Communications (Media and Cable), both of which were trimmed in a disciplined manner during the period given strong performance and the continued compression in yield premiums. Meanwhile, securitized products were mixed for the period. Agency MBS was weighed down by banking sector volatility and concerns about the Federal Deposit Insurance Corporation’s disposition of acquired assets during the first quarter but rebounded in the second quarter on decreased volatility and strong demand. Incremental additions in the Agency space during bouts of technical weakness resulted in a bit of a drag on performance, along with the underweight to Ginnie Mae issues. Non-Agency MBS was not immune to market volatility in the first quarter, but similarly rebounded in the second quarter on strong demand. Turning to other areas of the securitized market, AAA-rated Collateralized Loan Obligations (“CLO”) and FFELP student loan ABS contributed positively to Portfolio performance as their short duration profiles and largely floating rate structures helped mitigate the effects of pronounced rate volatility.

The impact of derivatives—used primarily to manage the duration and yield curve exposure in the Portfolio—was slightly negative for the period.

At period-end, the Portfolio’s duration positioning reflected the team’s view that slowing growth, tightening credit conditions and an eventual pivot/reversal in Fed policy should lead to a re-steepening of the curve. Duration was maintained at approximately 0.8 years long versus the benchmark, with a focus on front-end maturities. In Corporate Credit, the overall preference remained on more defensive non-cyclicals as well as regulated sectors. Within securitized, Agency MBS represented a sizable overweight given the government-guaranteed nature, strong liquidity, and historically attractive

BHFTI-1

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*—(Continued)

spreads. Exposure to CMBS has been trimmed in recent months, with holdings focused on higher quality issues and selected single-asset, single-borrower structures. Finally, ABS exposure is currently focused on CLOs and a variety of smaller collateral types (small business, data center, etc.).

Laird Landmann

Stephen Kane

Bryan Whalen

Portfolio Managers

TCW Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	Since Inception[1]
TCW Core Fixed Income Portfolio
Class A	2.24	-1.40	0.97	1.03
Class B	2.17	-1.68	0.70	0.81
Bloomberg U.S. Aggregate Bond Index	2.09	-0.94	0.77	0.93

1 Inception date of the Class A and Class B shares is 5/1/2015. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Sectors
% of Net Assets
Agency Mortgage-Backed Securities	38.3
Corporate Bonds & Notes	28.7
U.S. Treasury & Government Agencies	21.6
Asset-Backed Securities	10.5
Non-Agency Mortgage-Backed Securities	7.5
Municipals	0.6

BHFTI-3

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.45%	$1,000.00	$1,022.40	$2.26
	Hypothetical*	0.45%	$1,000.00	$1,022.56	$2.26

Class B (a)	Actual	0.70%	$1,000.00	$1,021.70	$3.51
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—59.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—38.3%
Fannie Mae 15 Yr. Pool 3.000%, 06/01/32	428,845	$403,663
Fannie Mae 20 Yr. Pool 2.000%, 08/01/40	2,262,557	1,947,677
2.000%, 10/01/40	5,785,732	4,934,378
2.000%, 11/01/40	3,367,013	2,860,962
2.000%, 07/01/41	3,676,114	3,134,618
Fannie Mae 30 Yr. Pool 2.000%, 10/01/50	1,817,910	1,496,775
2.000%, 02/01/51	5,945,558	4,871,774
2.000%, 03/01/51	9,078,779	7,439,020
2.000%, 12/01/51	14,361,507	11,720,131
2.000%, 02/01/52	13,983,913	11,426,919
2.000%, 04/01/52	20,072,463	16,404,246
2.500%, 05/01/51	8,716,667	7,421,289
2.500%, 12/01/51	8,807,920	7,480,404
2.500%, 01/01/52	689,415	584,611
2.500%, 02/01/52	8,822,419	7,492,011
2.500%, 03/01/52	6,746,725	5,723,743
3.000%, 07/01/45	7,478,281	6,750,490
3.000%, 09/01/49	3,895,836	3,475,286
3.500%, 01/01/48	2,557,365	2,363,955
3.500%, 02/01/48	1,272,268	1,177,970
4.000%, 06/01/47	636,178	606,740
4.500%, 02/01/46	1,148,159	1,126,733
4.500%, 05/01/48	3,397,091	3,322,411
4.500%, 08/01/48	594,850	580,019
Fannie Mae Pool 2.455%, 04/01/40	2,790,000	2,009,762
3.000%, 10/01/49	1,001,018	861,471
3.500%, 01/01/44	2,272,490	2,112,496
4.000%, 08/01/42	324,118	310,728
Fannie Mae REMICS (CMO) 3.000%, 06/25/48	1,568,429	1,403,863
3.500%, 01/25/47	1,689,998	1,607,309
3.500%, 06/25/47	976,599	918,960
Freddie Mac 15 Yr. Gold Pool 3.000%, 03/01/31	657,411	619,602
3.000%, 06/01/33	185,539	174,226
3.500%, 11/01/33	948,831	910,074
3.500%, 01/01/34	1,633,031	1,563,572
Freddie Mac 30 Yr. Gold Pool 3.000%, 09/01/46	876,441	785,399
3.000%, 10/01/46	2,356,918	2,117,744
3.000%, 11/01/46	3,646,769	3,259,109
3.000%, 01/01/47	4,523,862	4,052,535
3.500%, 01/01/44	1,748,641	1,638,531
3.500%, 04/01/45	2,689,639	2,509,315
3.500%, 11/01/45	273,855	254,277
3.500%, 06/01/46	996,536	927,261
3.500%, 08/01/46	1,163,414	1,085,692
3.500%, 12/01/47	9,542,962	8,832,752
3.500%, 01/01/48	11,197,818	10,446,876
3.500%, 03/01/48	7,972,150	7,385,796
4.000%, 01/01/45	1,863,471	1,787,920
4.000%, 12/01/45	4,195,013	4,015,381

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 03/01/48	355,647	340,070
4.000%, 06/01/48	24,246	23,200
4.000%, 11/01/48	574,504	549,603
4.500%, 10/01/48	1,196,027	1,172,422
5.000%, 06/01/48	331,113	330,651
5.000%, 08/01/48	55,828	55,636
5.000%, 10/01/48	631,807	629,827
Freddie Mac 30 Yr. Pool 2.000%, 04/01/52	6,564,647	5,358,738
2.500%, 01/01/52	7,275,415	6,179,050
2.500%, 02/01/52	8,351,063	7,091,735
2.500%, 04/01/52	2,178,432	1,848,116
2.500%, 05/01/52	8,695,042	7,376,602
3.000%, 01/01/50	5,170,650	4,612,113
Freddie Mac Multifamily Structured Pass-Through Certificates 3.750%, 04/25/33	5,465,000	5,070,499
Freddie Mac REMICS (CMO) 3.000%, 04/15/48	668,817	599,341
Freddie Mac STACR REMIC Trust (CMO) 6.567%, SOFR30A + 1.500%, 10/25/41 (144A) (a)	3,000,000	2,925,000
Ginnie Mae II 30 Yr. Pool 2.500%, 09/20/51	4,275,543	3,706,108
2.500%, TBA (b)	22,550,000	19,525,129
3.000%, 10/20/46	741,738	672,917
3.000%, 12/20/46	2,337,103	2,122,826
3.000%, 04/20/47	476,781	432,388
3.000%, 11/20/47	842,959	763,131
3.000%, 10/20/49	888,388	777,033
3.500%, 04/20/46	1,674,744	1,568,523
3.500%, 05/20/46	746,121	699,544
3.500%, 06/20/46	164,301	154,101
3.500%, 11/20/46	2,479,325	2,325,385
3.500%, 01/20/47	428,971	402,243
3.500%, 09/20/47	798,466	745,828
3.500%, 11/20/47	1,625,664	1,520,561
3.500%, 07/20/49	123,362	112,723
4.000%, 11/20/47	823,448	790,360
4.000%, 12/20/47	743,768	713,884
4.000%, 03/20/48	531,942	510,645
4.000%, 10/20/48	1,071,248	1,025,562
4.500%, 02/20/47	1,543,576	1,524,522
4.500%, 06/20/47	2,362,795	2,323,008
4.500%, TBA (b)	8,225,000	7,938,410
5.000%, 06/20/47	1,254,509	1,252,664
5.000%, 09/20/47	658,191	657,226
5.000%, TBA (b)	3,825,000	3,758,660
Government National Mortgage Association (CMO) 3.500%, 09/20/48	1,318,110	1,234,680
Uniform Mortgage-Backed Securities 30 Yr. Pool 2.000%, TBA (b)	63,575,000	51,894,323
2.500%, TBA (b)	38,875,000	32,986,529
3.000%, TBA (b)	44,125,000	38,849,256
3.500%, TBA (b)	18,575,000	16,943,157
4.000%, TBA (b)	35,500,000	33,313,145
4.500%, TBA (b)	37,600,000	36,154,945
5.000%, TBA (b)	48,100,000	47,130,484
5.500%, TBA (b)	33,625,000	33,462,129

		568,491,108

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—2.2%
Federal Home Loan Banks 5.300%, 05/22/24	16,610,000	$16,533,887
5.370%, 05/21/24	16,500,000	16,430,907

		32,964,794

U.S. Treasury—19.4%
U.S. Treasury Bonds 2.000%, 11/15/41 (c)	42,552,000	31,147,732
2.375%, 02/15/42	660,000	513,846
3.625%, 05/15/53 (c)	32,095,000	30,846,304
3.875%, 05/15/43	64,805,000	63,235,504
U.S. Treasury Inflation Indexed Notes 1.125%, 01/15/33 (d)	11,826,974	11,328,601
1.250%, 04/15/28 (d)	10,345,690	10,009,454
U.S. Treasury Notes 3.375%, 05/15/33	14,156,000	13,651,692
3.625%, 05/31/28 (c)	19,549,000	19,121,366
4.000%, 06/30/28	81,620,000	81,173,641
4.250%, 05/31/25	2,340,000	2,310,567
4.625%, 06/30/25	24,135,000	24,024,696

		287,363,403

Total U.S. Treasury & Government Agencies (Cost $918,224,119)		888,819,305

Corporate Bonds & Notes—28.7%

Aerospace/Defense—0.3%
BAE Systems Holdings, Inc. 3.850%, 12/15/25 (144A) (c)	1,500,000	1,438,690
Boeing Co. (The) 1.433%, 02/04/24 (c)	3,500,000	3,406,926

		4,845,616

Agriculture—0.7%
BAT Capital Corp. 4.390%, 08/15/37	830,000	663,923
4.540%, 08/15/47	5,585,000	4,109,828
4.758%, 09/06/49 (c)	172,000	129,845
5.650%, 03/16/52 (c)	280,000	243,247
Imperial Brands Finance plc 3.125%, 07/26/24 (144A)	2,800,000	2,705,245
Reynolds American, Inc. 5.700%, 08/15/35 (c)	1,170,000	1,099,608
5.850%, 08/15/45	1,805,000	1,605,195

		10,556,891

Airlines—0.2%
United Airlines Pass-Through Trust 5.800%, 07/15/37	2,800,000	2,853,396

Banks—11.4%
Bank of America Corp. 1.658%, SOFR + 0.910%, 03/11/27 (a) (c)	9,885,000	8,895,322
1.734%, SOFR + 0.960%, 07/22/27 (a) (c)	1,591,000	1,420,389
2.087%, SOFR + 1.060%, 06/14/29 (a)	3,640,000	3,105,498
2.299%, SOFR + 1.220%, 07/21/32 (a)	5,630,000	4,502,687
2.496%, 3M LIBOR + 1.252%, 02/13/31 (a)	1,060,000	887,465
3.705%, 3M LIBOR + 1.774%, 04/24/28 (a) (c)	3,140,000	2,942,988
3.970%, 3M LIBOR + 1.332%, 03/05/29 (a) (c)	990,000	926,867
Citigroup, Inc. 0.981%, SOFR + 0.669%, 05/01/25 (a)	335,000	320,557
1.462%, SOFR + 0.770%, 06/09/27 (a) (c)	6,220,000	5,523,865
2.561%, SOFR + 1.167%, 05/01/32 (a)	1,905,000	1,555,483
2.572%, SOFR + 2.107%, 06/03/31 (a) (c)	1,230,000	1,026,209
2.976%, SOFR + 1.422%, 11/05/30 (a)	1,090,000	944,562
3.057%, SOFR + 1.351%, 01/25/33 (a)	5,015,000	4,186,897
3.070%, SOFR + 1.280%, 02/24/28 (a) (c)	960,000	883,432
Goldman Sachs Group, Inc. (The) 0.925%, SOFR + 0.486%, 10/21/24 (a) (c)	2,060,000	2,025,157
1.217%, 12/06/23 (c)	2,570,000	2,520,521
1.431%, SOFR + 0.798%, 03/09/27 (a)	5,605,000	5,008,097
1.542%, SOFR + 0.818%, 09/10/27 (a)	2,995,000	2,632,315
1.948%, SOFR + 0.913%, 10/21/27 (a) (c)	3,925,000	3,491,397
2.383%, SOFR + 1.248%, 07/21/32 (a)	2,705,000	2,166,702
2.650%, SOFR + 1.264%, 10/21/32 (a)	110,000	89,664
HSBC Holdings plc 2.013%, SOFR + 1.732%, 09/22/28 (a) (c)	6,700,000	5,741,253
2.206%, SOFR + 1.285%, 08/17/29 (a) (c)	2,880,000	2,409,313
2.804%, SOFR + 1.187%, 05/24/32 (a)	1,705,000	1,379,020
4.755%, SOFR + 2.110%, 06/09/28 (a)	675,000	648,545
6.332%, SOFR + 2.650%, 03/09/44 (a) (c)	1,335,000	1,383,879
JPMorgan Chase & Co. 0.969%, 3M LIBOR + 0.580%, 06/23/25 (a) (c)	3,930,000	3,730,413
1.040%, 3M LIBOR + 0.695%, 02/04/27 (a) (c)	1,700,000	1,513,932
1.578%, SOFR + 0.885%, 04/22/27 (a)	5,695,000	5,115,324
1.953%, SOFR + 1.065%, 02/04/32 (a)	3,330,000	2,653,309
2.545%, SOFR + 1.180%, 11/08/32 (a)	805,000	659,556
2.580%, 3M LIBOR + 1.250%, 04/22/32 (a)	550,000	456,840
2.739%, 3M LIBOR + 1.510%, 10/15/30 (a) (c)	1,215,000	1,046,629
2.947%, SOFR + 1.170%, 02/24/28 (a) (c)	1,250,000	1,147,708
Lloyds Banking Group plc 1.627%, 1Y H15 + 0.850%, 05/11/27 (a) (c)	1,200,000	1,061,422
3.870%, 1Y H15 + 3.500%, 07/09/25 (a)	2,515,000	2,449,582
4.976%, 1Y H15 + 2.300%, 08/11/33 (a) (c)	3,055,000	2,857,650
Macquarie Group, Ltd. 2.871%, SOFR + 1.532%, 01/14/33 (144A) (a)	4,695,000	3,749,677
4.442%, SOFR + 2.405%, 06/21/33 (144A) (a)	680,000	606,378
5.033%, 3M LIBOR + 1.750%, 01/15/30 (144A) (a)	628,000	614,624
Morgan Stanley 1.164%, SOFR + 0.560%, 10/21/25 (a) (c)	7,505,000	7,014,368
1.928%, SOFR + 1.020%, 04/28/32 (a) (c)	2,925,000	2,283,341
2.475%, SOFR + 1.000%, 01/21/28 (a)	2,740,000	2,472,670
2.484%, SOFR + 1.360%, 09/16/36 (a)	2,235,000	1,695,785
Natwest Group plc 4.269%, 3M LIBOR + 1.762%, 03/22/25 (a)	3,830,000	3,762,098
PNC Financial Services Group, Inc. (The) 5.068%, SOFR + 1.933%, 01/24/34 (a) (c)	2,010,000	1,927,510
6.037%, SOFR + 2.140%, 10/28/33 (a)	1,455,000	1,489,007

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Santander UK Group Holdings plc 1.089%, SOFR + 0.787%, 03/15/25 (a) (c)	3,445,000	$3,300,413
1.532%, 1Y H15 + 1.250%, 08/21/26 (a)	330,000	293,830
1.673%, SOFR + 0.989%, 06/14/27 (a)	1,250,000	1,076,921
2.469%, SOFR + 1.220%, 01/11/28 (a)	725,000	632,912
Santander UK plc 5.000%, 11/07/23 (144A)	3,950,000	3,923,772
U.S. Bancorp 4.839%, SOFR + 1.600%, 02/01/34 (a)	2,745,000	2,563,905
5.836%, SOFR + 2.260%, 06/12/34 (a)	865,000	871,259
5.850%, SOFR + 2.090%, 10/21/33 (a) (c)	1,480,000	1,481,967
UBS Group AG 1.305%, SOFR + 0.980%, 02/02/27 (144A) (a)	1,650,000	1,441,552
1.494%, 1Y H15 + 0.850%, 08/10/27 (144A) (a)	930,000	798,713
2.593%, SOFR + 1.560%, 09/11/25 (144A) (a)	480,000	457,522
3.091%, SOFR + 1.730%, 05/14/32 (144A) (a)	2,480,000	2,006,136
3.869%, 3M LIBOR + 1.410%, 01/12/29 (144A) (a) (c)	785,000	709,638
6.373%, SOFR + 3.340%, 07/15/26 (144A) (a)	1,250,000	1,242,105
6.537%, SOFR + 3.920%, 08/12/33 (144A) (a)	7,940,000	8,133,834
9.016%, SOFR + 5.020%, 11/15/33 (144A) (a) (c)	6,590,000	7,899,025
Wells Fargo & Co. 2.164%, 3M LIBOR + 1.012%, 02/11/26 (a) (c)	2,075,000	1,953,967
2.393%, SOFR + 2.100%, 06/02/28 (a)	4,790,000	4,268,517
3.350%, SOFR + 1.500%, 03/02/33 (a) (c)	5,270,000	4,510,349
3.526%, SOFR + 1.510%, 03/24/28 (a)	4,740,000	4,424,076
4.897%, SOFR + 2.100%, 07/25/33 (a)	1,710,000	1,640,253
5.013%, 3M LIBOR + 4.502%, 04/04/51 (a)	755,000	703,212

		169,259,785

Beverages—0.1%
Bacardi, Ltd. 4.450%, 05/15/25 (144A)	405,000	394,136
5.300%, 05/15/48 (144A)	1,105,000	1,039,802

		1,433,938

Biotechnology—0.3%
Amgen, Inc. 5.250%, 03/02/33 (c)	1,530,000	1,531,951
5.600%, 03/02/43 (c)	1,530,000	1,534,630
5.650%, 03/02/53 (c)	1,815,000	1,838,060

		4,904,641

Chemicals—0.3%
International Flavors & Fragrances, Inc. 2.300%, 11/01/30 (144A) (c)	4,273,000	3,386,067
5.000%, 09/26/48 (c)	460,000	389,344

		3,775,411

Commercial Services—0.1%
Global Payments, Inc. 5.400%, 08/15/32 (c)	795,000	774,678
5.950%, 08/15/52 (c)	1,024,000	979,813

		1,754,491

Diversified Financial Services—1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.000%, 10/29/28	1,765,000	1,526,112
3.300%, 01/30/32 (c)	4,300,000	3,517,825
3.875%, 01/23/28 (c)	475,000	436,703
Air Lease Corp. 2.300%, 02/01/25	4,715,000	4,433,637
American Express Co. 2.550%, 03/04/27	1,930,000	1,757,090
Avolon Holdings Funding, Ltd. 2.528%, 11/18/27 (144A)	1,274,000	1,074,106
2.875%, 02/15/25 (144A)	1,995,000	1,855,280
3.950%, 07/01/24 (144A)	560,000	543,228
Capital One Financial Corp. 3.273%, SOFR + 1.790%, 03/01/30 (a)	2,700,000	2,292,513
Intercontinental Exchange, Inc. 1.850%, 09/15/32 (c)	2,155,000	1,661,184
Park Aerospace Holdings, Ltd. 5.500%, 02/15/24 (144A)	390,000	385,558

		19,483,236

Electric—2.3%
Appalachian Power Co. 3.300%, 06/01/27 (c)	760,000	709,383
4.450%, 06/01/45	1,440,000	1,185,074
Arizona Public Service Co. 5.550%, 08/01/33	1,565,000	1,566,132
Baltimore Gas & Electric Co. 5.400%, 06/01/53	1,525,000	1,549,252
Duke Energy Carolinas LLC 4.250%, 12/15/41	1,300,000	1,125,368
Duke Energy Progress LLC 4.100%, 05/15/42	1,000,000	844,453
4.100%, 03/15/43	2,325,000	1,949,387
Evergy Metro, Inc. 4.200%, 03/15/48	2,250,000	1,849,292
Eversource Energy 4.600%, 07/01/27	1,660,000	1,618,394
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A)	3,430,000	3,344,568
Florida Power & Light Co. 3.990%, 03/01/49 (c)	2,000,000	1,685,815
International Transmission Co. 4.625%, 08/15/43 (c)	2,750,000	2,323,495
MidAmerican Energy Co. 4.800%, 09/15/43	905,000	839,610
Oncor Electric Delivery Co. LLC 4.950%, 09/15/52 (144A) (c)	1,500,000	1,446,546
PacifiCorp 3.350%, 07/01/25	2,000,000	1,899,944
Pennsylvania Electric Co. 3.250%, 03/15/28 (144A)	570,000	516,413
4.150%, 04/15/25 (144A)	2,800,000	2,694,091
Public Service Co. of Colorado 5.250%, 04/01/53 (c)	1,545,000	1,483,801
Public Service Co. of New Mexico 3.850%, 08/01/25	3,135,000	2,999,352

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Southwestern Electric Power Co. 4.100%, 09/15/28	3,000,000	$2,843,746

		34,474,116

Entertainment—0.5%
Warnermedia Holdings, Inc. 5.050%, 03/15/42 (c)	4,510,000	3,801,331
5.141%, 03/15/52 (c)	5,322,000	4,333,428

		8,134,759

Food—0.4%
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 3.000%, 05/15/32 (144A) (c)	1,085,000	832,683
3.750%, 12/01/31 (144A) (c)	380,000	311,615
4.375%, 02/02/52 (144A) (c)	1,500,000	1,052,085
6.500%, 12/01/52 (144A) (c)	1,795,000	1,701,124
Pilgrim’s Pride Corp. 3.500%, 03/01/32 (c)	1,200,000	948,720
6.250%, 07/01/33 (c)	1,080,000	1,046,079

		5,892,306

Gas—0.6%
KeySpan Gas East Corp. 3.586%, 01/18/52 (144A)	5,000,000	3,375,831
5.994%, 03/06/33 (144A) (c)	220,000	221,708
Southern Co. Gas Capital Corp. 3.250%, 06/15/26 (c)	4,000,000	3,769,877
Spire, Inc. 4.700%, 08/15/44	1,000,000	816,399

		8,183,815

Healthcare-Services—1.7%
Centene Corp. 3.000%, 10/15/30 (c)	4,362,000	3,634,841
CommonSpirit Health 2.782%, 10/01/30	870,000	731,384
3.347%, 10/01/29 (c)	110,000	96,772
Elevance Health, Inc. 3.650%, 12/01/27 (c)	2,235,000	2,110,099
Fresenius Medical Care U.S. Finance III, Inc. 1.875%, 12/01/26 (144A) (c)	2,050,000	1,768,282
HCA, Inc. 2.375%, 07/15/31	465,000	371,878
3.625%, 03/15/32 (144A) (c)	1,875,000	1,627,516
5.250%, 06/15/26 (c)	1,505,000	1,488,551
5.250%, 06/15/49 (c)	3,200,000	2,887,458
5.500%, 06/15/47	1,000,000	941,890
5.875%, 02/01/29 (c)	2,000,000	2,012,981
Humana, Inc. 3.700%, 03/23/29	4,685,000	4,290,874
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	4,490,000	3,754,417

		25,716,943

Insurance—1.0%
Aon Corp./Aon Global Holdings PLC 3.900%, 02/28/52 (c)	960,000	753,325
Arthur J Gallagher & Co. 5.750%, 03/02/53	1,490,000	1,497,303
Athene Global Funding 1.985%, 08/19/28 (144A)	5,100,000	4,092,643
3.205%, 03/08/27 (144A)	1,055,000	943,887
Berkshire Hathaway Finance Corp. 3.850%, 03/15/52	615,000	508,398
Farmers Exchange Capital III 5.454%, 3M LIBOR + 3.454%, 10/15/54 (144A) (a)	3,530,000	3,103,929
Farmers Insurance Exchange 4.747%, 3M LIBOR + 3.231%, 11/01/57 (144A) (a)	90,000	70,138
Teachers Insurance & Annuity Association of America 4.375%, 3M LIBOR + 2.661%, 09/15/54 (144A) (a) (c)	3,500,000	3,378,358

		14,347,981

Internet—0.3%
Meta Platforms, Inc. 4.450%, 08/15/52	880,000	765,193
5.600%, 05/15/53	2,270,000	2,331,317
Tencent Holdings, Ltd. 3.680%, 04/22/41 (144A)	920,000	709,942
3.840%, 04/22/51 (144A)	910,000	668,373

		4,474,825

Media—0.6%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 5.250%, 04/01/53 (c)	1,605,000	1,296,331
5.375%, 05/01/47 (c)	6,500,000	5,372,608
Time Warner Cable LLC 5.500%, 09/01/41 (c)	2,065,000	1,717,946

		8,386,885

Oil & Gas—0.2%
Hess Corp. 5.600%, 02/15/41 (c)	1,105,000	1,057,236
Petroleos Mexicanos 6.625%, 06/15/35 (c)	285,000	198,739
6.750%, 09/21/47	2,683,000	1,684,718
6.950%, 01/28/60	355,000	221,386

		3,162,079

Packaging & Containers—0.4%
Amcor Finance USA, Inc. 3.625%, 04/28/26 (c)	2,625,000	2,481,587
Berry Global, Inc. 1.570%, 01/15/26	1,587,000	1,431,054
1.650%, 01/15/27	2,631,000	2,269,510

		6,182,151

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—1.0%
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A) (c)	135,000	$130,261
4.375%, 12/15/28 (144A)	4,506,000	4,274,590
4.400%, 07/15/44 (144A) (c)	1,205,000	960,276
4.625%, 06/25/38 (144A) (c)	1,250,000	1,088,357
4.875%, 06/25/48 (144A) (c)	1,965,000	1,767,204
Cigna Group (The) 3.400%, 03/15/51	739,000	538,685
3.875%, 10/15/47	1,100,000	867,849
CVS Health Corp. 5.050%, 03/25/48	5,280,000	4,866,802
5.125%, 07/20/45	100,000	92,513

		14,586,537

Pipelines—0.7%
Enbridge, Inc. 5.700%, 03/08/33 (c)	450,000	456,179
Energy Transfer L.P. 5.000%, 05/15/50 (c)	3,455,000	2,917,965
5.150%, 03/15/45 (c)	2,352,000	2,028,194
5.400%, 10/01/47	885,000	780,015
Plains All American Pipeline L.P. / PAA Finance Corp. 3.800%, 09/15/30 (c)	1,290,000	1,144,600
Rockies Express Pipeline LLC 4.950%, 07/15/29 (144A) (c)	3,000,000	2,745,000
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (c)	355,000	337,450
Williams Cos., Inc. (The) 5.750%, 06/24/44 (c)	86,000	83,785

		10,493,188

Real Estate Investment Trusts—1.8%
American Assets Trust L.P. 3.375%, 02/01/31	1,950,000	1,523,823
American Homes 4 Rent L.P. 2.375%, 07/15/31 (c)	975,000	774,175
3.375%, 07/15/51	860,000	561,915
3.625%, 04/15/32	155,000	133,950
American Tower Corp. 2.300%, 09/15/31	1,400,000	1,113,720
2.700%, 04/15/31 (c)	715,000	592,898
5.550%, 07/15/33	710,000	714,870
5.650%, 03/15/33 (c)	2,000,000	2,028,033
CubeSmart L.P. 2.500%, 02/15/32 (c)	530,000	419,347
Extra Space Storage L.P. 2.350%, 03/15/32	525,000	410,264
2.550%, 06/01/31	1,000,000	808,884
3.900%, 04/01/29	320,000	291,488
GLP Capital L.P. / GLP Financing II, Inc. 3.250%, 01/15/32	27,000	21,800
4.000%, 01/15/30	457,000	396,063
4.000%, 01/15/31	60,000	51,874
5.250%, 06/01/25	280,000	273,981
5.300%, 01/15/29	265,000	252,321

Real Estate Investment Trusts—(Continued)
GLP Capital L.P. / GLP Financing II, Inc. 5.375%, 04/15/26 (c)	1,575,000	1,541,790
5.750%, 06/01/28 (c)	2,000,000	1,956,731
Healthcare Realty Holdings L.P. 2.000%, 03/15/31 (c)	1,277,000	980,359
2.050%, 03/15/31 (c)	211,000	158,146
3.500%, 08/01/26	2,399,000	2,207,130
Hudson Pacific Properties L.P. 3.250%, 01/15/30	900,000	569,529
3.950%, 11/01/27	265,000	192,726
4.650%, 04/01/29	250,000	176,422
5.950%, 02/15/28	1,355,000	1,077,234
Invitation Homes Operating Partnership L.P. 2.000%, 08/15/31 (c)	2,144,000	1,642,541
Life Storage L.P. 2.400%, 10/15/31	240,000	190,131
Physicians Realty L.P. 2.625%, 11/01/31 (c)	990,000	770,078
VICI Properties L.P. 4.950%, 02/15/30	35,000	32,833
5.125%, 05/15/32 (c)	1,621,000	1,516,679
5.625%, 05/15/52 (c)	954,000	849,823
VICI Properties L.P. / VICI Note Co., Inc. 3.750%, 02/15/27 (144A)	35,000	32,107
3.875%, 02/15/29 (144A)	885,000	776,643
4.125%, 08/15/30 (144A) (c)	262,000	230,673
4.500%, 09/01/26 (144A)	550,000	519,596
4.500%, 01/15/28 (144A)	389,000	357,411
4.625%, 06/15/25 (144A) (c)	145,000	140,105
5.750%, 02/01/27 (144A)	240,000	234,893

		26,522,986

Retail—0.2%
Tractor Supply Co. 5.250%, 05/15/33	2,340,000	2,321,866

Savings & Loans—0.1%
Nationwide Building Society 2.972%, SOFR + 1.290%, 02/16/28 (144A) (a) (c)	2,435,000	2,187,152

Semiconductors—0.2%
Broadcom, Inc. 2.600%, 02/15/33 (144A) (c)	1,969,000	1,538,760
3.469%, 04/15/34 (144A)	916,000	751,403

		2,290,163

Software—0.7%
Fiserv, Inc. 5.600%, 03/02/33	2,335,000	2,376,592
Oracle Corp. 3.600%, 04/01/50	2,750,000	1,965,037
3.950%, 03/25/51 (c)	4,282,000	3,237,715
6.900%, 11/09/52	1,465,000	1,644,269
Take-Two Interactive Software, Inc. 4.000%, 04/14/32 (c)	775,000	709,898

		9,933,511

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—1.3%
AT&T, Inc. 4.850%, 03/01/39 (c)	1,368,000	$1,258,466
5.250%, 03/01/37 (c)	2,485,000	2,426,502
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, 03/20/25 (144A)	3,506,559	3,460,798
5.152%, 09/20/29 (144A)	1,567,500	1,550,954
T-Mobile USA, Inc. 2.550%, 02/15/31	3,056,000	2,540,179
3.750%, 04/15/27 (c)	2,145,000	2,030,469
3.875%, 04/15/30	3,703,000	3,411,458
Vodafone Group plc 4.875%, 06/19/49 (c)	2,620,000	2,320,575

		18,999,401

Total Corporate Bonds & Notes (Cost $466,681,417)		425,158,069

Asset-Backed Securities—10.5%

Asset-Backed - Home Equity—0.8%
New Century Home Equity Loan Trust 5.930%, 1M LIBOR + 0.780%, 08/25/34 (a)	5,193,141	4,923,937
Option One Mortgage Loan Trust 5.810%, 1M LIBOR + 0.660%, 05/25/35 (a)	99,976	99,442
Soundview Home Loan Trust 5.360%, 1M LIBOR + 0.210%, 06/25/37 (a)	10,106,828	6,733,361

		11,756,740

Asset-Backed - Other—6.3%
AGL CLO, Ltd 6.410%, 3M LIBOR + 1.160%, 07/20/34 (144A) (a)	5,400,000	5,304,636
AIG CLO, Ltd. 6.370%, 3M LIBOR + 1.120%, 04/20/32 (144A) (a)	5,000,000	4,938,640
Ameriquest Mortgage Securities, Inc. 5.735%, 1M LIBOR + 0.585%, 03/25/36 (a)	53,438	53,318
5.900%, 1M LIBOR + 0.750%, 01/25/36 (a)	5,965,000	5,711,555
AMMC CLO XIII, Ltd. 6.323%, 3M LIBOR + 1.050%, 07/24/29 (144A) (a)	2,112,270	2,104,575
Arbor Realty Commercial Real Estate Notes, Ltd. 6.263%, 1M LIBOR + 1.070%, 08/15/34 (144A) (a)	4,570,000	4,455,490
Carrington Mortgage Loan Trust 5.290%, 1M LIBOR + 0.140%, 12/25/36 (a)	6,474,486	6,170,700
Countrywide Asset-Backed Certificates Trust 6.500%, 1M LIBOR + 1.350%, 08/25/47 (a)	3,300,000	3,041,330
Dryden XXVI Senior Loan Fund 6.160%, 3M LIBOR + 0.900%, 04/15/29 (144A) (a)	1,906,662	1,890,061
Flexential Issuer 3.250%, 11/27/51 (144A)	4,753,000	4,144,973
FS Rialto 6.358%, 1M LIBOR + 1.200%, 12/16/36 (144A) (a)	1,881,577	1,874,645
JPMorgan Mortgage Acquisition Trust 5.500%, 1M LIBOR + 0.350%, 01/25/37 (a)	8,307,000	7,424,910
Madison Park Funding, Ltd. 6.193%, 3M LIBOR + 0.920%, 01/22/28 (144A) (a)	1,480,956	1,464,978

Asset-Backed - Other—(Continued)
Neuberger Berman CLO XX, Ltd. 6.910%, 3M LIBOR + 1.650%, 07/15/34 (144A) (a)	5,000,000	4,872,605
New Economy Assets Phase 1 Sponsor LLC 2.410%, 10/20/61 (144A)	4,765,000	3,967,985
Octagon Investment Partners 46, Ltd. 6.420%, 3M LIBOR + 1.160%, 07/15/36 (144A) (a)	5,520,000	5,398,974
OHA Credit Funding 4, Ltd. 6.923%, 3M LIBOR + 1.650%, 10/22/36 (144A) (a)	4,000,000	3,890,296
Popular ABS Mortgage Pass-Through Trust 5.735%, 1M LIBOR + 0.585%, 02/25/36 (a)	1,954,806	1,916,554
Rockford Tower CLO, Ltd. 6.440%, 3M LIBOR + 1.190%, 10/20/30 (144A) (a)	4,959,500	4,916,055
Structured Asset Investment Loan Trust 5.950%, 1M LIBOR + 0.800%, 07/25/34 (a)	1,490,299	1,445,299
U.S. Small Business Administration 3.800%, 08/01/47	3,842,254	3,608,428
3.930%, 07/01/47	7,118,913	6,751,202
5.040%, 10/01/47	3,882,098	3,919,714
Wellman Park CLO, Ltd. 6.360%, 3M LIBOR + 1.100%, 07/15/34 (144A) (a)	4,750,000	4,670,580

		93,937,503

Asset-Backed - Student Loan—3.4%
Navient Student Loan Trust 6.200%, 1M LIBOR + 1.050%, 07/26/66 (144A) (a)	5,205,700	5,117,297
6.650%, 1M LIBOR + 1.500%, 10/25/58 (a)	2,470,000	2,233,411
SLC Student Loan Trust 5.712%, 3M LIBOR + 0.160%, 09/15/39 (a)	7,310,407	6,985,400
5.712%, 3M LIBOR + 0.160%, 03/15/55 (a)	6,743,057	6,471,766
SLM Student Loan Trust 5.585%, 3M LIBOR + 0.330%, 01/25/22 (a)	1,995,380	1,932,516
5.625%, 3M LIBOR + 0.370%, 01/25/40 (a)	2,704,170	2,453,441
5.805%, 3M LIBOR + 0.550%, 10/25/64 (144A) (a)	3,426,602	3,350,947
5.900%, 1M LIBOR + 0.750%, 05/26/26 (a)	4,109,563	3,937,167
5.900%, 1M LIBOR + 0.750%, 01/25/45 (144A) (a)	1,940,743	1,866,617
6.355%, 3M LIBOR + 1.100%, 07/25/23 (a)	4,084,907	3,986,865
6.752%, 3M LIBOR + 1.200%, 12/15/33 (144A) (a)	2,865,575	2,808,703
6.950%, 1M LIBOR + 1.800%, 09/25/43 (a)	5,800,000	5,323,521
Wachovia Student Loan Trust 5.425%, 3M LIBOR + 0.170%, 04/25/40 (144A) (a)	3,395,588	3,251,898

		49,719,549

Total Asset-Backed Securities (Cost $158,378,198)		155,413,792

Mortgage-Backed Securities—7.5%

Collateralized Mortgage Obligations—4.9%
Angel Oak Mortgage Trust 3.353%, 01/25/67 (144A) (a)	6,943,671	6,230,309
CIM Trust 1.951%, 06/25/57 (144A) (a)	5,147,331	4,492,311
2.000%, 05/01/61 (144A) (a)	5,886,068	5,021,778
2.000%, 08/25/61 (144A) (a)	4,707,376	3,749,699
2.500%, 04/25/51 (144A) (a)	10,803,830	8,699,190

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
CIM Trust 3.000%, 10/25/59 (144A) (a)	4,254,434	$3,837,276
5.400%, 04/25/62 (144A) (a)	7,253,042	6,950,726
Credit Suisse Mortgage Trust 3.850%, 09/25/57 (144A) (a)	4,099,363	3,827,147
4.547%, 05/25/67 (144A) (a)	4,169,507	3,976,680
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	3,180,724	3,002,083
JPMorgan Mortgage Trust 2.500%, 12/25/51 (144A) (a)	6,318,519	5,620,265
2.500%, 06/25/52 (144A) (a)	10,329,076	8,806,746
PHH Alternative Mortgage Trust 5.750%, 1M LIBOR + 0.600%, 07/25/37 (a)	3,664,459	3,490,094
Towd Point Mortgage Trust 2.750%, 10/25/56 (144A) (a)	539,377	531,385
WaMu Mortgage Pass-Through Certificates Trust 5.082%, 06/25/34 (a)	2,476,732	2,327,044
5.730%, 1M LIBOR + 0.580%, 10/25/45 (a)	1,710,837	1,608,544

		72,171,277

Commercial Mortgage-Backed Securities—2.6%
BAMLL Commercial Mortgage Securities Trust 4.227%, 08/10/38 (144A) (a)	3,265,000	2,860,354
BANK 4.493%, 06/15/55 (a)	4,231,000	3,987,543
BX Trust 3.202%, 12/09/41 (144A)	895,000	764,832
BXHPP Trust 5.843%, 1M LIBOR + 0.650%, 08/15/36 (144A) (a)	4,777,000	4,494,011
COMM Mortgage Trust 3.620%, 07/10/50	2,221,749	2,129,646
CSAIL Commercial Mortgage Trust 2.561%, 03/15/53	3,384,500	2,800,226
DC Office Trust 2.965%, 09/15/45 (144A)	1,850,000	1,459,197
GS Mortgage Securities Corp. Trust 6.143%, 1M LIBOR + 0.950%, 12/15/36 (144A) (a)	4,225,000	4,100,624
Hudson Yards Mortgage Trust 3.041%, 12/10/41 (144A) (a)	1,850,000	1,556,936
3.228%, 07/10/39 (144A)	1,875,000	1,609,590
JPMorgan Chase Commercial Mortgage Securities Trust 3.397%, 06/05/39 (144A)	2,000,000	1,726,081
LCCM Trust 3.551%, 07/12/50 (144A)	2,834,000	2,596,303
MKT Mortgage Trust 2.694%, 02/12/40 (144A)	1,500,000	1,113,353
One Bryant Park Trust 2.516%, 09/15/54 (144A)	2,390,000	1,940,380
RBS Commercial Funding, Inc. Trust 3.961%, 01/15/32 (144A) (a)	1,205,000	1,163,458
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (a)	2,219,000	1,561,048
4.144%, 01/05/43 (144A) (a)	110,000	76,102
SMRT Commercial Mortgage Trust 8.497%, 1M LIBOR + 3.350%, 01/15/39 (144A) (a)	3,500,000	3,257,906

		39,197,590

Total Mortgage-Backed Securities (Cost $123,428,576)		111,368,867

Municipals — 0.6%
Security Description	Shares/ Principal Amount*	Value
Miami-Dade County, FL Aviation Revenue 3.555%, 10/01/34	600,000	524,827
New York City Transitional Finance Authority, Future Tax Secured Revenue 4.200%, 11/01/30	1,250,000	1,194,152
5.267%, 05/01/27	2,150,000	2,161,380
New York City, General Obligation Unlimited, Build America Bond 5.968%, 03/01/36	1,750,000	1,901,016
Regents of the University of California Medical Center Pooled Revenue 3.256%, 05/15/60	3,420,000	2,400,714

Total Municipals (Cost $9,967,707)		8,182,089

Short-Term Investments—13.9%

Mutual Funds—0.5%
State Street Institutional Liquid Reserves Fund, Trust Class 5.130% (e)	7,135,158	7,137,299

U.S. Treasury—13.4%
U.S. Treasury Bills 4.469%, 07/20/23 (f)	31,550,000	31,475,395
4.581%, 08/03/23 (f)	10,666,000	10,619,032
4.828%, 10/05/23 (c) (f)	7,960,000	7,852,467
4.863%, 08/01/23 (c) (f)	5,000,000	4,979,609
4.969%, 08/31/23 (f)	19,440,000	19,275,547
5.066%, 08/24/23 (f)	13,715,000	13,612,381
5.071%, 08/15/23 (c) (f)	55,525,000	55,183,693
5.169%, 10/19/23 (f)	9,415,000	9,268,091
5.273%, 10/03/23 (f)	47,150,000	46,527,345

		198,793,560

Total Short-Term Investments (Cost $205,911,348)		205,930,859

Securities Lending Reinvestments (g)—10.2%

Certificates of Deposit—4.1%
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (a)	2,000,000	1,999,942
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (a)	3,000,000	3,005,286
Bank of Nova Scotia 5.740%, SOFR + 0.680%, 08/16/23 (a)	2,000,000	2,001,086
BNP Paribas S.A. 5.310%, SOFR + 0.250%, 09/08/23 (a)	4,000,000	4,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (a)	5,000,000	5,001,285
KBC Bank NV 5.400%, 08/01/23	5,000,000	5,000,680
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	1,000,000	997,130
Zero Coupon, 08/18/23	2,000,000	1,985,600
5.230%, SOFR + 0.170%, 09/06/23 (a)	4,000,000	3,998,804

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (a)	4,000,000	$4,000,128
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (a)	5,000,000	5,000,775
Royal Bank of Canada 5.450%, FEDEFF PRV + 0.380%, 11/27/23 (a)	4,000,000	4,001,104
5.640%, SOFR + 0.580%, 09/20/23 (a)	5,000,000	5,002,190
State Street Bank and Trust Co. 5.740%, SOFR + 0.680%, 07/14/23 (a)	2,000,000	2,000,360
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (a)	3,000,000	3,000,063
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/08/23	3,000,000	2,968,590
Sumitomo Mitsui Trust Bank, Ltd./ New York 5.380%, SOFR + 0.320%, 07/20/23 (a)	2,000,000	2,000,094
Svenska Handelsbanken AB 5.290%, SOFR + 0.230%, 08/08/23 (a)	2,000,000	2,000,124
Toronto-Dominion Bank (The) 5.470%, FEDEFF PRV + 0.400%, 02/13/24 (a)	3,000,000	3,000,429

		60,963,670

Commercial Paper—1.6%
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (a)	3,000,000	3,001,419
La Banque Postale S.A. 5.250%, SOFR + 0.190%, 09/13/23 (a)	3,000,000	3,000,000
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (a)	2,000,000	1,999,736
Skandinaviska Enskilda Banken AB 5.330%, SOFR + 0.270%, 08/25/23 (a)	1,000,000	1,000,061
5.420%, SOFR + 0.360%, 11/15/23 (a)	4,000,000	4,000,592
5.440%, SOFR + 0.380%, 12/15/23 (a)	5,000,000	4,999,750
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (a)	3,000,000	3,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	3,000,000	2,976,906

		23,978,464

Repurchase Agreements—3.9%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $3,702,776; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $3,775,243.	3,701,218	3,701,218
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $5,145,183; collateralized by various Common Stock with an aggregate market value of $5,500,001.	5,000,000	5,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $4,441,446; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $4,539,725.	4,439,571	4,439,571

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $3,002,958; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $3,074,139.	3,000,000	3,000,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $30,030,333; collateralized by various Common Stock with an aggregate market value of $33,477,565.	30,000,000	30,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $5,025,715; collateralized by various Common Stock with an aggregate market value of $5,556,370.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $7,207,238; collateralized by various Common Stock with an aggregate market value of $8,018,907.	7,200,000	7,200,000

		58,340,789

Time Deposit—0.5%
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (a)	7,000,000	7,000,000

Mutual Funds—0.1%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (e)	1,000,000	1,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (e)	250,000	250,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (e)	1,000,000	1,000,000

		2,250,000

Total Securities Lending Reinvestments (Cost $152,522,571)		152,532,923

Total Investments—131.3% (Cost $2,035,113,936)		1,947,405,904
Other assets and liabilities (net)—(31.3)%		(464,679,719)

Net Assets—100.0%		$1,482,726,185

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

(c)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $166,922,612 and the collateral received consisted of cash in the amount of $152,466,044 and non-cash collateral with a value of $18,003,625. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	Principal amount of security is adjusted for inflation.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $267,251,728, which is 18.0% of net assets.

Cash in the amount of $38,990 has been received at the custodian bank and held in a segregated account as collateral for TBA securities.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	09/29/23	2,602	USD	529,100,438	$(6,958,458)
U.S. Treasury Note 5 Year Futures	09/29/23	261	USD	27,951,469	(532,852)
U.S. Treasury Note Ultra 10 Year Futures	09/20/23	26	USD	3,079,375	(53,681)
U.S. Treasury Ultra Long Bond Futures	09/20/23	32	USD	4,359,000	831

Net Unrealized Depreciation					$(7,544,160)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Receive	12M SOFR	Annually	3.000%	Annually	09/20/53	USD	5,452,000	$143,990	$—	$143,990
Receive	12M SOFR	Annually	3.000%	Annually	09/20/53	USD	5,281,000	139,473	—	139,473

Totals								$283,463	$—	$283,463

(1)	There were no upfront premiums paid or (received), therefore the market value equals unrealized appreciation/(depreciation).

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$888,819,305	$—	$888,819,305
Total Corporate Bonds & Notes*	—	425,158,069	—	425,158,069
Total Asset-Backed Securities*	—	155,413,792	—	155,413,792
Total Mortgage-Backed Securities*	—	111,368,867	—	111,368,867
Total Municipals*	—	8,182,089	—	8,182,089
Short-Term Investments
Mutual Funds	7,137,299	—	—	7,137,299
U.S. Treasury	—	198,793,560	—	198,793,560
Total Short-Term Investments	7,137,299	198,793,560	—	205,930,859
Securities Lending Reinvestments
Certificates of Deposit	—	60,963,670	—	60,963,670
Commercial Paper	—	23,978,464	—	23,978,464
Repurchase Agreements	—	58,340,789	—	58,340,789
Time Deposit	—	7,000,000	—	7,000,000
Mutual Funds	2,250,000	—	—	2,250,000
Total Securities Lending Reinvestments	2,250,000	150,282,923	—	152,532,923
Total Investments	$9,387,299	$1,938,018,605	$—	$1,947,405,904

Collateral for Securities Loaned (Liability)	$—	$(152,466,044)	$—	$(152,466,044)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$831	$—	$—	$831
Futures Contracts (Unrealized Depreciation)	(7,544,991)	—	—	(7,544,991)
Total Futures Contracts	$(7,544,160)	$—	$—	$(7,544,160)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$283,463	$—	$283,463

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,947,405,904
Cash	3,669,518
Cash collateral (c)	6,492,728
Receivable for:
Investments sold	6,860,599
TBA securities sold	115,316,963
Fund shares sold	3,746
Dividends and interest	8,033,781
Prepaid expenses	12,401

Total Assets	2,087,795,640
Liabilities
Collateral for securities loaned	152,466,044
Payables for:
Investments purchased	13,157,318
TBA securities purchased	438,495,217
Fund shares redeemed	8
Variation margin on futures contracts	33,576
Variation margin on centrally cleared swap contracts	122,027
Accrued Expenses:
Management fees	521,746
Distribution and service fees	49
Deferred trustees’ fees	105,728
Other expenses	167,742

Total Liabilities	605,069,455

Net Assets	$1,482,726,185

Net Assets Consist of:
Paid in surplus	$1,748,995,602
Distributable earnings (Accumulated losses)	(266,269,417)

Net Assets	$1,482,726,185

Net Assets
Class A	$1,482,485,721
Class B	240,464
Capital Shares Outstanding*
Class A	172,293,199
Class B	27,893
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.60
Class B	8.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,035,113,936.
(b)	Includes securities loaned at value of $166,922,612.
(c)	Includes collateral of $4,867,000 for futures contracts, $1,124,728 for centrally cleared swap contracts and $501,000 for TBA securities.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends	$1,217,430
Interest	30,537,596
Securities lending income	344,549

Total investment income	32,099,575
Expenses
Management fees	4,143,890
Administration fees	39,028
Custodian and accounting fees	70,952
Distribution and service fees—Class B	303
Audit and tax services	34,111
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	13,892
Insurance	7,495
Miscellaneous	9,023

Total expenses	4,357,976
Less management fee waiver	(931,796)

Net expenses	3,426,180

Net Investment Income	28,673,395

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(29,286,856)
Futures contracts	(877,645)
Swap contracts	(4,922,797)

Net realized gain (loss)	(35,087,298)

Net change in unrealized appreciation (depreciation) on:
Investments	43,245,058
Futures contracts	(7,737,699)
Swap contracts	5,467,449

Net change in unrealized appreciation (depreciation)	40,974,808

Net realized and unrealized gain (loss)	5,887,510

Net Increase (Decrease) in Net Assets From Operations	$34,560,905

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$28,673,395	$42,860,150
Net realized gain (loss)	(35,087,298)	(152,311,676)
Net change in unrealized appreciation (depreciation)	40,974,808	(163,872,820)

Increase (decrease) in net assets from operations	34,560,905	(273,324,346)

From Distributions to Shareholders
Class A	(45,787,742)	(26,475,551)
Class B	(6,649)	(3,755)

Total distributions	(45,794,391)	(26,479,306)

Increase (decrease) in net assets from capital share transactions	(11,025,640)	(229,598,540)

Total increase (decrease) in net assets	(22,259,126)	(529,402,192)

Net Assets
Beginning of period	1,504,985,311	2,034,387,503

End of period	$1,482,726,185	$1,504,985,311

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	95,508	$851,270	26,733	$251,477
Reinvestments	5,324,156	45,787,742	2,984,842	26,475,551
Redemptions	(6,434,204)	(57,664,663)	(27,810,147)	(256,299,121)

Net increase (decrease)	(1,014,540)	$(11,025,651)	(24,798,572)	$(229,572,093)

Class B
Sales	710	$6,264	5,043	$47,023
Reinvestments	772	6,649	422	3,755
Redemptions	(1,439)	(12,902)	(8,479)	(77,225)

Net increase (decrease)	43	$11	(3,014)	$(26,447)

Increase (decrease) derived from capital shares transactions		$(11,025,640)		$(229,598,540)

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.68		$10.27	$11.10	$10.47	$9.98	$10.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17		0.23	0.12	0.19	0.27	0.26
Net realized and unrealized gain (loss)	0.02		(1.68)	(0.26)	0.80	0.58	(0.24)

Total income (loss) from investment operations	0.19		(1.45)	(0.14)	0.99	0.85	0.02

Less Distributions
Distributions from net investment income	(0.27)		(0.14)	(0.19)	(0.36)	(0.36)	(0.26)
Distributions from net realized capital gains	0.00		0.00	(0.50)	0.00	0.00	0.00

Total distributions	(0.27)		(0.14)	(0.69)	(0.36)	(0.36)	(0.26)

Net Asset Value, End of Period	$8.60		$8.68	$10.27	$11.10	$10.47	$9.98

Total Return (%) (b)	2.24	(c)	(14.12)	(1.19)	9.54	8.64	0.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.57	0.58	0.57	0.57
Net ratio of expenses to average net assets (%) (e)	0.45	(d)	0.45	0.44	0.45	0.45	0.44
Ratio of net investment income (loss) to average net assets (%)	3.81	(d)	2.52	1.12	1.75	2.63	2.59
Portfolio turnover rate (%)	230	(c) (f)	449 (f)	454 (f)	352 (f)	232 (f)	262 (f)
Net assets, end of period (in millions)	$1,482.5		$1,504.7	$2,034.1	$1,775.8	$1,831.5	$2,057.7

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.68		$10.27	$11.07	$10.45	$9.96	$10.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16		0.21	0.09	0.16	0.24	0.23
Net realized and unrealized gain (loss)	0.03		(1.68)	(0.24)	0.79	0.59	(0.23)

Total income (loss) from investment operations	0.19		(1.47)	(0.15)	0.95	0.83	0.00

Less Distributions
Distributions from net investment income	(0.25)		(0.12)	(0.15)	(0.33)	(0.34)	(0.23)
Distributions from net realized capital gains	0.00		0.00	(0.50)	0.00	0.00	0.00

Total distributions	(0.25)		(0.12)	(0.65)	(0.33)	(0.34)	(0.23)

Net Asset Value, End of Period	$8.62		$8.68	$10.27	$11.07	$10.45	$9.96

Total Return (%) (b)	2.17	(c)	(14.37)	(1.34)	9.14	8.39	0.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.83	0.82	0.83	0.82	0.82
Net ratio of expenses to average net assets (%) (e)	0.70	(d)	0.70	0.69	0.70	0.70	0.69
Ratio of net investment income (loss) to average net assets (%)	3.56	(d)	2.28	0.87	1.48	2.38	2.34
Portfolio turnover rate (%)	230	(c) (f)	449 (f)	454 (f)	352 (f)	232 (f)	262 (f)
Net assets, end of period (in millions)	$0.2		$0.2	$0.3	$0.4	$0.5	$0.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 126%, 292%, 264%, 207%, 203%, and 198% for the six months ended June 30, 2023 and for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

BHFTI-18

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-19

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the

BHFTI-20

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $58,340,789, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and

BHFTI-21

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(83,534,866)	$—	$—	$—	$(83,534,866)
U.S. Treasury & Government Agencies	(68,931,178)	—	—	—	(68,931,178)
Total Borrowings	$(152,466,044)	$—	$—	$—	$(152,466,044)
Gross amount of recognized liabilities for securities lending transactions					$(152,466,044)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to

BHFTI-22

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

BHFTI-23

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$283,463
	Unrealized appreciation on futures contracts (b)	831	Unrealized depreciation on futures contracts (b)	$7,544,991

Total		$284,294		$7,544,991

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(877,645)
Swap contracts	(4,922,797)

$(5,800,442)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(7,737,699)
Swap contracts	5,467,449

$(2,270,250)

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$419,651,703
Futures contracts short	(7,700,711)
Swap contracts	64,997,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other

BHFTI-24

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at

BHFTI-25

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$3,774,262,018	$80,622,215	$3,870,974,072	$130,431,337

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2023 were as follows:

Purchases	Sales
$2,168,674,097	$2,169,017,041

BHFTI-26

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2023 were $4,143,890.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

An identical agreement was in place for the period from April 30, 2022 through April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-27

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,037,386,407

Gross unrealized appreciation	7,279,111
Gross unrealized (depreciation)	(105,095,843)

Net unrealized appreciation (depreciation)	$(97,816,732)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$26,479,306	$107,056,522	$—	$23,900,106	$26,479,306	$130,956,628

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$45,391,248	$—	$(141,966,326)	$(158,357,500)	$(254,932,578)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $146,657,858 and accumulated long-term capital losses of $11,699,642.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-28

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-29

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Victory Sycamore Mid Cap Value Portfolio returned 3.91%, 3.79%, and 3.83%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned 5.23%.

MARKET ENVIRONMENT / CONDITIONS

For the first six months of the year, the broad market Standard and Poor’s 500 (“S&P 500®”) Index gained an impressive 16.89%. Since 1929, the S&P 500 Index has returned 10%+ for the first six months of the year on 29 occasions. Despite this noteworthy accomplishment, it pales in comparison to the NASDAQ’s 32.32% first-half gains. The tech-centric NASDAQ’s year-to-date return was the best first half of performance since 1983, when the index returned 37.13%.

Entering the year, few market participants would have expected this type of melt-up in the equity market. After all, the Federal Reserve (the “Fed”) embarked on an aggressive tightening campaign—hiking rates by 500 basis points since March 2022. The rapid removal of liquidity from the financial system took a toll on growth and technology stocks last year. However, the sharp reversal of fortunes for high-growth technology stocks—due to the emergence of artificial intelligence (“AI”)—has caught some market participants off guard. On the surface, the market’s ability to shake off the most aggressive tightening campaign in four decades and dismiss turmoil in the banking sector earlier in the year to post stellar first-half gains is puzzling.

Despite this unforeseen accomplishment, the market’s gains this year don’t necessarily paint an accurate picture of fundamentals. Equity market gains have been driven by a narrow concentration of high-growth technology stocks. Looking under the hood, it becomes apparent that this level of narrow market breadth has not been observed since the Tech Bubble in the late 1990s. Furthermore, crowding into Big Tech/AI-themed companies has resulted in significant expansion in technology sector valuations. Essentially, investors are paying a hefty price for high growth.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six-month period ended June 30, 2023, stock selection was the key driver of relative underperformance in the Portfolio. Sector allocation partially offset the unfavorable impact from security selection. Index returns were positive across eight of the eleven major economic sectors for the period and varied widely, with only four sectors outpacing the Index. Industrials were the top-performing sector, posting a return of 19.02%. By contrast, Financials were the worst-performing sector, returning -5.48%.

Stock selection in Industrials was the largest detractor from relative performance in the Portfolio; however, an overweight in the top-performing sector partially offset the unfavorable impact of selection. Stock selection in Consumer Discretionary, Real Estate, Consumer Staples and Financials also detracted from relative return. An underweight in Financials (the worst-performing sector) partially offset the unfavorable impact of selection. Conversely, an underweight in Utilities and Energy, as well as an overweight in Information Technology contributed to performance. Stock selection in Materials, Communication Services, Health Care and Information Technology were also favorable.

During the first quarter, Zions Bancorp (“ZION”) and Prosperity Bancshares were the top detractors which declined in sympathy with Regional Banks peers. Collectively, the group declined 28.1% during the first quarter. Within the Russell Midcap Value benchmark, 24 out of 26 regional banks underperformed the broader market index. ZION was sold during the second quarter given the uncertainties the sector was facing. The decision to divest ZION was driven by two reasons. The first had to do with capital levels. The regulatory response was difficult to handicap, and ZION lacked capital margin of safety. The concern was that if regulators required ZION to raise capital at depressed stock price, it would be highly dilutive for shareholders. Second, it was unclear how earnings would be impacted given higher funding costs. ZION would likely have to raise deposit costs to keep deposits and not take a capital hit. Therefore, the risk/reward profile for ZION was no longer favorable.

Alexandria Real Estate Equities (“ARE”), a pure-play life science Real Estate Investment Trust (“REIT”), was another top detractor for the six-month period. We believe shares have been under pressure for several reasons. First, the interest rate backdrop had taken a toll on the sector in general. Second, shares of ARE were trading in sympathy with the Office REITs sector, which remained under pressure due to the evolving work arrangements. Third, an activist investor published a short-interest report which suggested that demand for life science lab space had collapsed. Specifically, the short report alluded to declining cell phone data in lab space. Management was quick to refute these claims and highlighted that most laboratories do not allow mobile phones in their laboratories for various reasons. Therefore, tracking mobile data usage to determine demand for lab science space is problematic.

Owens Corning, a leading provider of insulation, roofing, and composites, was the top contributor for the period. The company reported first quarter 2023 earnings that beat consensus estimates for the 16th consecutive quarter. The beat was driven by solid roofing results; however, they were partially offset by weaker Composite segment revenues. The company’s low inventory at distributors helped them navigate the destocking headwinds that many industries faced over the past several months. Pricing for its products has continued to hold up. Coupled with falling asphalt prices, margin upside is possible if the company continues to control costs and maintain pricing. However, macro and housing headwinds could increase over the next couple of quarters. We believe the valuation reflected some of this uncertainty, which made the risk/reward profile compelling.

BHFTI-1

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary*—(Continued)

Shares of Flex Ltd. (“FLEX”), a leading provider of technology solutions, supply chain management, and electronics manufacturing services to various end markets, benefited from the price appreciation in NexTracker (“NXT”). FLEX spun off NXT in February of this year but maintained a majority ownership. NXT provides intelligent solar tracker solutions for utility-scale and ground-mounted distributed generation solar power. NXT filed its first earnings report as a public company in May. Revenues were ahead of expectations as demand for solar solutions remained robust and supply chain headwinds eased.

After a rough start to the year, shares of MKS Instruments (“MKSI”) rallied after the company’s first quarter 2023 earnings report. MKSI is a global provider of instruments and process control solutions that measure, monitor and analyze advanced manufacturing processes to help improve performance in the semiconductor industry. Investors were encouraged by the report given the challenging backdrop. Management believed that the semiconductor investment cycle would bottom during the second quarter, which positions MKSI well for cyclical upturn in the industry. Over the past couple of years, MKSI has diversified its end-market exposure, which should help offset some of the volatility of the semiconductor cycles. Furthermore, MKSI continues to benefit from the increased complexity of semiconductor manufacturing.

The Portfolio’s turnover for the six-month period ended June 30, 2023, was 14.9%. There were six new positions initiated during the year and eight eliminated positions during the period.

Within Industrials, the investment team initiated positions in FTI Consulting and TransUnion. In Consumer Discretionary, investments were made in Ralph Lauren and Tapestry. Additionally, one position was initiated in each of Consumer Staples and Financials.

Within Information Technology, one position, DXC Technology, was divested. Two positions, Allstate and Zions Bancorp, were divested from Financials. Within Materials, the investment team divested Corteva and Steel Dynamics. Within Consumer Staples, one position, Archer-Daniels-Midland, was divested. Additionally, one position was divested from each of Consumer Discretionary and Industrials.

As of June 30, 2023, the Portfolio had 74 holdings (ex. cash). The Portfolio was overweight in Industrials, Materials, Consumer Discretionary and Information Technology. Conversely, the Portfolio was underweight in Utilities, Communication Services, Energy, Financials, Real Estate, Consumer Staples and Health Care. Sector weighting is a by-product of the bottom-up stock selection process, and not a result of top-down tactical decisions.

Gary H. Miller

Gregory M. Connors

Jeffrey M. Graff

James M. Albers

Michael F. Rodarte

Portfolio Managers

Victory Capital Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Victory Sycamore Mid Cap Value Portfolio
Class A	3.91	13.71	10.65	9.37
Class B	3.79	13.47	10.37	9.10
Class E	3.83	13.53	10.48	9.20
Russell Midcap Value Index	5.23	10.50	6.84	9.03

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Ross Stores, Inc.	1.9
Yum! Brands, Inc.	1.8
Textron, Inc.	1.8
Flex, Ltd.	1.8
MKS Instruments, Inc.	1.8
Lamar Advertising Co.- Class A	1.7
Quest Diagnostics, Inc.	1.7
NNN REIT, Inc.	1.7
BorgWarner, Inc.	1.7
Amphenol Corp.- Class A	1.7

Top Sectors

% of Net Assets
Industrials	25.8
Financials	13.9
Consumer Discretionary	11.2
Materials	10.6
Information Technology	10.3
Real Estate	8.7
Health Care	7.1
Consumer Staples	3.3
Utilities	3.2
Energy	2.8

BHFTI-3

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Victory Sycamore Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.59%	$1,000.00	$1,039.10	$2.98
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

Class B (a)	Actual	0.84%	$1,000.00	$1,037.90	$4.24
	Hypothetical*	0.84%	$1,000.00	$1,020.63	$4.21

Class E (a)	Actual	0.74%	$1,000.00	$1,038.30	$3.74
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—97.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
Textron, Inc.	253,600	$17,150,968

Automobile Components—3.1%
Aptiv plc (a)	133,200	13,598,388
BorgWarner, Inc.	330,000	16,140,300

		29,738,688

Banks—1.7%
Huntington Bancshares, Inc.	441,100	4,755,058
Prosperity Bancshares, Inc. (b)	208,300	11,764,784

		16,519,842

Building Products—2.3%
Carrier Global Corp. (b)	236,700	11,766,357
Owens Corning	81,100	10,583,550

		22,349,907

Capital Markets—2.8%
Bank of New York Mellon Corp. (The)	322,600	14,362,152
T. Rowe Price Group, Inc. (b)	112,800	12,635,856

		26,998,008

Chemicals—2.8%
RPM International, Inc.	133,400	11,969,982
Westlake Corp. (b)	122,100	14,587,287

		26,557,269

Commercial Services & Supplies—1.4%
Republic Services, Inc.	88,400	13,540,228

Communications Equipment—1.0%
Motorola Solutions, Inc.	32,800	9,619,584

Consumer Staples Distribution & Retail—2.4%
BJ’s Wholesale Club Holdings, Inc. (a) (b)	125,000	7,876,250
Sysco Corp.	200,500	14,877,100

		22,753,350

Containers & Packaging—5.7%
AptarGroup, Inc.	96,400	11,168,904
Avery Dennison Corp.	84,900	14,585,820
Crown Holdings, Inc. (b)	167,000	14,507,290
Packaging Corp. of America (b)	108,600	14,352,576

		54,614,590

Electric Utilities—3.2%
Alliant Energy Corp.	304,100	15,959,168
Xcel Energy, Inc.	236,700	14,715,639

		30,674,807

Electrical Equipment—1.0%
Hubbell, Inc. (b)	29,000	9,615,240

Electronic Equipment, Instruments & Components—3.4%
Amphenol Corp. - Class A	189,300	16,081,035
Flex, Ltd. (a)	617,800	17,075,992

		33,157,027

Entertainment—1.0%
Live Nation Entertainment, Inc. (a) (b)	107,300	9,776,103

Financial Services—1.3%
Global Payments, Inc.	127,200	12,531,744

Food Products—1.0%
Tyson Foods, Inc. - Class A	184,000	9,391,360

Ground Transportation—2.7%
J.B. Hunt Transport Services, Inc.	81,400	14,735,842
Landstar System, Inc. (b)	57,000	10,974,780

		25,710,622

Health Care Equipment & Supplies—4.3%
Cooper Cos., Inc. (The) (b)	34,600	13,266,678
Hologic, Inc. (a)	158,900	12,866,133
Zimmer Biomet Holdings, Inc.	107,200	15,608,320

		41,741,131

Health Care Providers & Services—2.7%
Molina Healthcare, Inc. (a) (b)	33,300	10,031,292
Quest Diagnostics, Inc.	116,100	16,319,016

		26,350,308

Hotels, Restaurants & Leisure—4.0%
Darden Restaurants, Inc. (b)	69,100	11,545,228
Hilton Worldwide Holdings, Inc.	67,100	9,766,405
Yum! Brands, Inc.	124,100	17,194,055

		38,505,688

Insurance—8.1%
American Financial Group, Inc.	128,800	15,295,000
Everest Re Group, Ltd. (b)	41,700	14,255,562
Hartford Financial Services Group, Inc. (The)	131,700	9,485,034
Old Republic International Corp. (b)	576,500	14,510,505
Progressive Corp. (The)	102,100	13,514,977
W.R. Berkley Corp. (b)	177,500	10,571,900

		77,632,978

Machinery—8.0%
AGCO Corp.	90,700	11,919,794
Lincoln Electric Holdings, Inc. (b)	48,300	9,593,829
Middleby Corp. (The) (a) (b)	106,900	15,803,027
Oshkosh Corp.	97,500	8,442,525
Parker-Hannifin Corp.	20,500	7,995,820
Toro Co. (The) (b)	116,400	11,832,060
Xylem, Inc.	104,500	11,768,790

		77,355,845

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—2.2%
Franco-Nevada Corp.	94,500	$13,475,700
Reliance Steel & Aluminum Co. (b)	28,000	7,604,520

		21,080,220

Office REITs—1.6%
Alexandria Real Estate Equities, Inc. (b)	135,600	15,389,244

Oil, Gas & Consumable Fuels—2.8%
Coterra Energy, Inc.	565,000	14,294,500
Devon Energy Corp.	262,100	12,669,914

		26,964,414

Passenger Airlines—1.7%
Alaska Air Group, Inc. (a) (b)	302,000	16,060,360

Professional Services—6.8%
FTI Consulting, Inc. (a) (b)	43,000	8,178,600
Genpact, Ltd.	347,100	13,040,547
Leidos Holdings, Inc.	163,800	14,493,024
ManpowerGroup, Inc.	115,400	9,162,760
Maximus, Inc. (b)	159,300	13,462,443
TransUnion (b)	95,800	7,504,014

		65,841,388

Residential REITs—3.7%
American Homes 4 Rent - Class A (b)	212,900	7,547,305
Camden Property Trust	131,100	14,272,857
Equity LifeStyle Properties, Inc. (b)	205,200	13,725,828

		35,545,990

Retail REITs—1.7%
NNN REIT, Inc. (b)	381,300	16,315,827

Semiconductors & Semiconductor Equipment—3.4%
MKS Instruments, Inc. (b)	156,700	16,939,270
Skyworks Solutions, Inc. (b)	138,200	15,297,358

		32,236,628

Specialized REITs—1.7%
Lamar Advertising Co. - Class A (b)	165,900	16,465,575

Specialty Retail—1.9%
Ross Stores, Inc.	159,700	17,907,161

Technology Hardware, Storage & Peripherals—2.4%
Hewlett Packard Enterprise Co.	576,000	9,676,800
Western Digital Corp. (a)	366,600	13,905,138

		23,581,938

Textiles, Apparel & Luxury Goods—2.3%
Ralph Lauren Corp. (b)	99,300	12,243,690
Tapestry, Inc.	224,400	9,604,320

		21,848,010

Total Common Stocks (Cost $820,418,676)		941,522,042

Short-Term Investment—1.8%

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $17,092,571; collateralized by U.S. Treasury Note at 4.125%, maturing 06/15/26, with a market value of $17,431,128.	17,089,295	17,089,295

Total Short-Term Investments (Cost $17,089,295)		17,089,295

Securities Lending Reinvestments (c)—18.8%

Certificates of Deposit—4.7%
Bank of America N.A. 5.200%, FEDEFF PRV + 0.130%, 09/08/23 (d)	2,000,000	1,999,080
5.440%, FEDEFF PRV + 0.370%, 11/17/23 (d)	1,000,000	999,971
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (d)	3,000,000	3,005,286
Barclays Bank plc 5.550%, 09/22/23	3,000,000	2,999,481
BNP Paribas S.A. 5.310%, SOFR + 0.250%, 09/08/23 (d)	2,000,000	2,000,000
5.510%, SOFR + 0.450%, 10/10/23 (d)	3,000,000	3,000,000
Canadian Imperial Bank of Commerce 5.440%, SOFR + 0.380%, 12/12/23 (d)	2,000,000	1,999,902
5.460%, SOFR + 0.400%, 10/13/23 (d)	3,000,000	3,000,771
Credit Agricole Corporate & Investment Bank 5.390%, 08/01/23	2,000,000	2,000,196
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (d)	3,000,000	2,997,843
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	1,000,000	997,130
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (d)	4,000,000	4,000,128
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (d)	2,000,000	2,000,310
Oversea-Chinese Banking Corp., Ltd. 5.300%, SOFR + 0.240%, 08/08/23 (d)	2,000,000	2,000,054
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (d)	1,000,000	1,000,023
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (d)	2,000,000	2,000,042
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/08/23	2,000,000	1,979,060
Svenska Handelsbanken AB 5.400%, SOFR + 0.340%, 10/31/23 (d)	2,000,000	2,000,538
Toronto-Dominion Bank (The) 5.470%, FEDEFF PRV + 0.400%, 02/13/24 (d)	1,000,000	1,000,143
5.520%, FEDEFF PRV + 0.450%, 10/13/23 (d)	4,000,000	4,000,864

		44,980,822

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (c) —(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—1.7%
Bank of Montreal 5.280%, 08/07/23	3,000,000	$2,982,948
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (d)	2,000,000	2,000,946
Skandinaviska Enskilda Banken AB 5.420%, SOFR + 0.360%, 11/15/23 (d)	2,000,000	2,000,296
5.440%, SOFR + 0.380%, 12/15/23 (d)	4,000,000	3,999,800
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (d)	3,000,000	3,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	2,000,000	1,984,604

		15,968,594

Repurchase Agreements—7.6%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $4,001,556; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $4,079,870.	3,999,872	3,999,872
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $3,015,663; collateralized by U.S. Treasury Obligations with rates ranging from 01.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $3,253,682.	3,000,000	3,000,000
Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $4,116,147; collateralized by various Common Stock with an aggregate market value of $4,400,001.	4,000,000	4,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $7,002,958; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $7,157,917.	7,000,000	7,000,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $9,050,568; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $9,265,100.	9,041,654	9,041,654
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $20,020,222; collateralized by various Common Stock with an aggregate market value of $22,318,377.	20,000,000	20,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $8,003,473; collateralized by various Common Stock with an aggregate market value of $8,894,030.	8,000,000	8,000,000

Repurchase Agreements—(Continued)
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $3,015,429; collateralized by various Common Stock with an aggregate market value of $3,333,822.	3,000,000	3,000,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $3,301,419; collateralized by various Common Stock with an aggregate market value of $3,675,332.	3,300,000	3,300,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $11,005,313; collateralized by various Common Stock with an aggregate market value of $12,244,227.	11,000,000	11,000,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $500,215; collateralized by various Common Stock with an aggregate market value of $550,236.	500,000	500,000

		72,841,526

Time Deposits—1.4%
ABN AMRO Bank NV 5.060%, 07/03/23	2,000,000	2,000,000
Australia & New Zealand Banking Group, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
Banco Santander S.A. (NY) 5.060%, 07/03/23	2,000,000	2,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	1,000,000	1,000,000
National Australia Bank, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (d)	2,000,000	2,000,000
Nordea Bank Abp 5.050%, 07/03/23	2,000,000	2,000,000
Skandi (NY) 5.060%, 07/03/23	1,000,000	1,000,000

		14,000,000

Mutual Funds—3.4%
Allspring Government Money Market Fund, Select Class 5.020% (e)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (e)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (e)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (e)	5,000,000	5,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (e)	3,000,000	3,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (e)	10,000,000	10,000,000

		33,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (c) —(Continued)

Security Description	Value
Total Securities Lending Reinvestments (Cost $180,788,909)	$180,790,942

Total Investments—118.5% (Cost $1,018,296,880)	1,139,402,279
Other assets and liabilities (net)—(18.5)%	(177,851,174)

Net Assets—100.0%	$961,551,105

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $197,149,905 and the collateral received consisted of cash in the amount of $180,733,676 and non-cash collateral with a value of $19,552,511. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$941,522,042	$—	$—	$941,522,042
Total Short-Term Investment*	—	17,089,295	—	17,089,295
Securities Lending Reinvestments
Certificates of Deposit	—	44,980,822	—	44,980,822
Commercial Paper	—	15,968,594	—	15,968,594
Repurchase Agreements	—	72,841,526	—	72,841,526
Time Deposits	—	14,000,000	—	14,000,000
Mutual Funds	33,000,000	—	—	33,000,000
Total Securities Lending Reinvestments	33,000,000	147,790,942	—	180,790,942
Total Investments	$974,522,042	$164,880,237	$—	$1,139,402,279

Collateral for Securities Loaned (Liability)	$—	$(180,733,676)	$—	$(180,733,676)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,139,402,279
Cash	29,274
Receivable for:
Investments sold	4,540,443
Fund shares sold	1,275,056
Dividends and interest	1,200,831
Prepaid expenses	7,457

Total Assets	1,146,455,340
Liabilities
Collateral for securities loaned	180,733,676
Payables for:
Investments purchased	2,477,917
Fund shares redeemed	812,364
Accrued Expenses:
Management fees	428,584
Distribution and service fees	122,912
Deferred trustees’ fees	189,146
Other expenses	139,636

Total Liabilities	184,904,235

Net Assets	$961,551,105

Net Assets Consist of:
Paid in surplus	$815,966,143
Distributable earnings (Accumulated losses)	145,584,962

Net Assets	$961,551,105

Net Assets
Class A	$338,415,673
Class B	599,268,876
Class E	23,866,556
Capital Shares Outstanding*
Class A	18,480,891
Class B	33,807,124
Class E	1,322,741
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.31
Class B	17.73
Class E	18.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,018,296,880.
(b)	Includes securities loaned at value of $197,149,905.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$10,080,719
Interest	241,795
Securities lending income	152,633

Total investment income	10,475,147
Expenses
Management fees	3,035,143
Administration fees	24,596
Custodian and accounting fees	34,461
Distribution and service fees—Class B	744,057
Distribution and service fees—Class E	18,230
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	36,035
Insurance	4,589
Miscellaneous	6,979

Total expenses	3,966,357
Less management fee waiver	(429,838)
Less broker commission recapture	(11,724)

Net expenses	3,524,795

Net Investment Income	6,950,352

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	19,055,514
Net change in unrealized appreciation on investments	10,797,988

Net realized and unrealized gain (loss)	29,853,502

Net Increase (Decrease) in Net Assets From Operations	$36,803,854

(a)	Net of foreign withholding taxes of $9,272.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$6,950,352	$14,822,121
Net realized gain (loss)	19,055,514	106,408,330
Net change in unrealized appreciation (depreciation)	10,797,988	(152,242,659)

Increase (decrease) in net assets from operations	36,803,854	(31,012,208)

From Distributions to Shareholders
Class A	(42,151,825)	(43,956,119)
Class B	(75,808,695)	(87,416,160)
Class E	(3,011,744)	(3,581,036)

Total distributions	(120,972,264)	(134,953,315)

Increase (decrease) in net assets from capital share transactions	97,867,621	6,240,648

Total increase (decrease) in net assets	13,699,211	(159,724,875)

Net Assets
Beginning of period	947,851,894	1,107,576,769

End of period	$961,551,105	$947,851,894

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,430,112	$28,582,588	831,265	$17,615,480
Reinvestments	2,350,910	42,151,825	2,343,077	43,956,119
Redemptions	(930,225)	(18,783,454)	(2,304,113)	(49,131,473)

Net increase (decrease)	2,850,797	$51,950,959	870,229	$12,440,126

Class B
Sales	692,866	$13,597,793	1,569,288	$33,134,918
Reinvestments	4,366,860	75,808,695	4,792,553	87,416,160
Redemptions	(2,259,440)	(44,299,181)	(6,064,655)	(127,396,121)

Net increase (decrease)	2,800,286	$45,107,307	297,186	$(6,845,043)

Class E
Sales	12,536	$255,895	45,768	$1,038,241
Reinvestments	170,444	3,011,744	193,360	3,581,036
Redemptions	(123,958)	(2,458,284)	(187,825)	(3,973,712)

Net increase (decrease)	59,022	$809,355	51,303	$645,565

Increase (decrease) derived from capital shares transactions		$97,867,621		$6,240,648

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.18		$24.14	$19.00	$19.09	$15.46	$20.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17		0.35	0.40	0.28	0.28	0.24
Net realized and unrealized gain (loss)	0.56		(1.18)	5.65	0.90	4.17	(1.86)

Total income (loss) from investment operations	0.73		(0.83)	6.05	1.18	4.45	(1.62)

Less Distributions
Distributions from net investment income	(0.34)		(0.43)	(0.30)	(0.28)	(0.24)	(0.17)
Distributions from net realized capital gains	(2.26)		(2.70)	(0.61)	(0.99)	(0.58)	(3.64)

Total distributions	(2.60)		(3.13)	(0.91)	(1.27)	(0.82)	(3.81)

Net Asset Value, End of Period	$18.31		$20.18	$24.14	$19.00	$19.09	$15.46

Total Return (%) (b)	3.91	(c)	(2.45)	32.13	7.87	29.35	(9.95)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(d)	0.68	0.68	0.70	0.69	0.69
Net ratio of expenses to average net assets (%) (e)	0.59	(d)	0.59	0.59	0.60	0.60	0.60
Ratio of net investment income (loss) to average net assets (%)	1.66	(d)	1.66	1.79	1.69	1.56	1.25
Portfolio turnover rate (%)	15	(c)	30	27	39	32	32
Net assets, end of period (in millions)	$338.4		$315.4	$356.4	$292.6	$293.0	$253.9

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.59		$23.52	$18.54	$18.65	$15.12	$20.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.29	0.34	0.23	0.23	0.19
Net realized and unrealized gain (loss)	0.55		(1.15)	5.50	0.88	4.07	(1.82)

Total income (loss) from investment operations	0.69		(0.86)	5.84	1.11	4.30	(1.63)

Less Distributions
Distributions from net investment income	(0.29)		(0.37)	(0.25)	(0.23)	(0.19)	(0.11)
Distributions from net realized capital gains	(2.26)		(2.70)	(0.61)	(0.99)	(0.58)	(3.64)

Total distributions	(2.55)		(3.07)	(0.86)	(1.22)	(0.77)	(3.75)

Net Asset Value, End of Period	$17.73		$19.59	$23.52	$18.54	$18.65	$15.12

Total Return (%) (b)	3.79	(c)	(2.70)	31.80	7.64	28.98	(10.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(d)	0.93	0.93	0.95	0.94	0.94
Net ratio of expenses to average net assets (%) (e)	0.84	(d)	0.84	0.84	0.85	0.85	0.85
Ratio of net investment income (loss) to average net assets (%)	1.39	(d)	1.41	1.53	1.43	1.31	1.00
Portfolio turnover rate (%)	15	(c)	30	27	39	32	32
Net assets, end of period (in millions)	$599.3		$607.3	$722.3	$661.1	$660.6	$593.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.90		$23.85	$18.79	$18.89	$15.30	$20.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15		0.32	0.36	0.25	0.25	0.21
Net realized and unrealized gain (loss)	0.56		(1.17)	5.58	0.89	4.13	(1.85)

Total income (loss) from investment operations	0.71		(0.85)	5.94	1.14	4.38	(1.64)

Less Distributions
Distributions from net investment income	(0.31)		(0.40)	(0.27)	(0.25)	(0.21)	(0.13)
Distributions from net realized capital gains	(2.26)		(2.70)	(0.61)	(0.99)	(0.58)	(3.64)

Total distributions	(2.57)		(3.10)	(0.88)	(1.24)	(0.79)	(3.77)

Net Asset Value, End of Period	$18.04		$19.90	$23.85	$18.79	$18.89	$15.30

Total Return (%) (b)	3.83	(c)	(2.62)	31.91	7.71	29.18	(10.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.83	0.83	0.85	0.84	0.84
Net ratio of expenses to average net assets (%) (e)	0.74	(d)	0.74	0.74	0.75	0.75	0.75
Ratio of net investment income (loss) to average net assets (%)	1.49	(d)	1.51	1.63	1.53	1.41	1.10
Portfolio turnover rate (%)	15	(c)	30	27	39	32	32
Net assets, end of period (in millions)	$23.9		$25.2	$28.9	$24.9	$25.9	$23.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Victory Sycamore Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates,

BHFTI-14

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-15

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $17,089,295. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $72,841,526. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall

BHFTI-16

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including

BHFTI-17

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$141,699,990	$0	$163,923,858

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$3,035,143	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Victory Capital Management Inc. is compensated by Brighthouse Investment Advisers for providing subadvisory services for the Portfolio.

BHFTI-18

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $200 million
0.080%	$200 million to $400 million
0.110%	$400 million to $500 million
0.085%	Over $500 million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees – The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,019,511,493

Gross unrealized appreciation	150,483,374
Gross unrealized (depreciation)	(30,592,589)

Net unrealized appreciation (depreciation)	$119,890,785

BHFTI-19

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$32,459,100	$20,054,898	$102,494,215	$21,689,614	$134,953,315	$41,744,512

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$14,265,017	$106,583,332	$109,092,798	$—	$229,941,147

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-20

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-21

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class B shares of the Western Asset Management Government Income Portfolio returned 1.99%. The Portfolio’s benchmark, the Bloomberg U.S. Government Index¹, returned 1.59%. The Portfolio’s Custom Benchmark² returned 2.05%. over the same period.

MARKET ENVIRONMENT / CONDITIONS

During the first half of 2023, risk assets gained as concerns over a near-term economic hard landing eased, while government bond yield curves bear-flattened—short-dated yields rose more than longer-dated ones - as global central banks reiterated their resolve to bring inflation back to target.

U.S. inflation reports during the first half of 2023 continued to show a downward trend, while jobs data were generally robust as nonfarm payrolls exceeded expectations. Softer inflation readings set the stage for the Federal Reserve (the “Fed”) to slow the pace of rate hikes, from an accelerated pace during 2022. The Federal Open Market Committee hiked the fed funds rate by a total of 75 basis points across three meetings and then paused at a target range of 5.00%-5.25% in June in its first rate pause since the tightening cycle began in March 2022, though Fed Chair Powell emphasized that future decisions would be data-dependent. During March, developments in the regional banking sector came to the forefront when Silicon Valley Bank and Signature Bank were shut down after the banks failed to stem deposit outflows, but contagion risks were mitigated when the Federal Deposit Insurance Corporation guaranteed uninsured deposits.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six-month period ended June 30, 2023, the Portfolio slightly underperformed its custom benchmark.

Over the six-month period, the main detractor from the Portfolio’s performance was its duration positioning. The Portfolio generally maintained a modest duration overweight, which detracted from performance as yields rose across the curve. The Portfolio’s overweight exposure to structured products slightly detracted from performance, mainly due to issue selection within Commercial Mortgage-Backed Securities, as structured product spreads fluctuated but in general ultimately tightened during the period.

The most significant contributor to performance was the Portfolio’s yield curve positioning, which was focused on an overweight to the long end (10-year key rate duration (“KRD”)) and an underweight to the front end (2-year KRD), as the yield curve flattened. The second largest contributor to performance was the Portfolio’s overweight to Agency Debentures as spreads tightened. The third largest contributor to performance was the Portfolio’s Emerging Markets (“EM”) exposure as spreads for U.S. Dollar-denominated EM bonds widened. Finally, the Portfolio’s tactical underweight positioning in Agency Mortgage-Backed Securities (“MBS”) also contributed to performance, mainly due to favorable subsector selection, as spreads tightened during the period.

In terms of derivatives, during the six-month period ended June 30, 2023, the Portfolio used interest rate futures to adjust its duration and yield curve exposure. The Portfolio also used Agency Debenture and Agency MBS derivatives to gain exposure to specific characteristics of those fixed-income sectors. The net impact of all derivative transactions on the Portfolio’s performance was slightly positive.

BHFTI-1

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*—(Continued)

As of June 30, 2023, the Portfolio was underweight both U.S. Treasuries and Agency MBS relative to the benchmark, while overweight Agency Debentures. The Portfolio holds small out-of-benchmark exposures to EM Debt and structured products (mainly in Commercial MBS).

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Bloomberg 5+ Year Treasury Index (40%), the Bloomberg U.S. MBS Index (35%), and the Bloomberg U.S. Agency Bond Index (25%).

BHFTI-2

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Western Asset Management Government Income Portfolio
Class B	1.99	-2.96	0.06	0.94
Bloomberg U.S. Government Bond Index	1.59	-2.08	0.46	0.97
Custom Benchmark	2.05	-2.30	0.31	1.28

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	51.3
Agency Mortgage-Backed Securities	33.6
Foreign Government	11.4
Non-Agency Mortgage-Backed Securities	0.2

BHFTI-3

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class B (a)	Actual	0.71%	$1,000.00	$1,019.90	$3.56
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—84.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—33.6%
Fannie Mae 15 Yr. Pool
3.000%, 06/01/32	46,817	$44,068
3.000%, 10/01/32	4,888	4,601
3.000%, 02/01/33	1,759,911	1,655,266
3.000%, 03/01/33	236,125	222,248
3.000%, 04/01/33	186,123	175,178
3.000%, 05/01/33	83,757	78,539
3.000%, 06/01/33	36,254	33,995
3.000%, 07/01/33	181,338	170,043
3.000%, 08/01/33	772,813	724,798
3.000%, 10/01/33	183,430	171,935
3.000%, 11/01/33	115,762	108,559
3.000%, 12/01/33	61,500	57,678
3.000%, 01/01/34	57,404	53,828
3.000%, 02/01/34	95,397	89,455
3.000%, 03/01/34	240,934	225,641
3.000%, 05/01/34	118,577	111,056
Fannie Mae 20 Yr. Pool
2.000%, 11/01/41	2,191,750	1,862,512
2.500%, 04/01/42	4,963,918	4,310,559
3.000%, 05/01/42	6,208,948	5,605,500
3.500%, 07/01/32	1,025,767	985,961
3.500%, 01/01/34	698,368	660,881
4.000%, 11/01/31	408,506	398,630
4.000%, 08/01/32	333,950	325,873
Fannie Mae 30 Yr. Pool
2.000%, 08/01/50	233,236	191,916
2.000%, 10/01/50	226,172	186,065
2.000%, 01/01/51	166,868	137,470
2.000%, 02/01/51	548,901	451,061
2.000%, 03/01/51	82,917	68,295
2.000%, 04/01/51	3,081,727	2,523,704
2.000%, 08/01/51	1,592,254	1,304,399
2.000%, 10/01/51	98,009	80,742
2.000%, 01/01/52	643,795	527,965
2.000%, 02/01/52	1,003,565	824,348
2.000%, 03/01/52	1,751,618	1,444,615
2.500%, 06/01/50	631,409	540,365
2.500%, 09/01/50	451,830	386,635
2.500%, 10/01/50	2,763,921	2,373,439
2.500%, 11/01/50	523,795	448,972
2.500%, 01/01/51	475,730	408,733
2.500%, 02/01/51	63,006	54,154
2.500%, 03/01/51	267,479	228,252
2.500%, 04/01/51	239,142	205,385
2.500%, 05/01/51	325,133	277,956
2.500%, 06/01/51	160,881	138,213
2.500%, 07/01/51	84,467	72,853
2.500%, 08/01/51	251,252	213,679
2.500%, 09/01/51	434,445	372,723
2.500%, 10/01/51	3,485,226	2,963,581
2.500%, 11/01/51	698,990	601,508
2.500%, 12/01/51	4,859,728	4,160,090
2.500%, 02/01/52	1,092,034	935,224
2.500%, 03/01/52	631,815	540,482
2.500%, 04/01/52	360,114	308,096
3.000%, 09/01/42	914,393	825,470
3.000%, 10/01/42	572,698	517,021
3.000%, 11/01/42	1,283,985	1,159,096
3.000%, 06/01/43	127,591	115,178
3.000%, 07/01/43	284,199	256,785
3.000%, 10/01/43	279,925	253,009
3.000%, 01/01/45	256,175	231,278
3.000%, 08/01/46	133,170	119,224
3.000%, 09/01/46	390,651	350,066
3.000%, 10/01/46	167,663	149,956
3.000%, 11/01/48	680,371	611,221
3.000%, 09/01/49	566,230	504,541
3.000%, 11/01/49	130,184	115,608
3.000%, 02/01/50	583,973	520,761
3.000%, 03/01/50	522,973	464,309
3.000%, 04/01/50	830,441	739,983
3.000%, 08/01/50	283,947	252,613
3.000%, 11/01/50	444,251	396,209
3.000%, 05/01/51	163,095	144,843
3.000%, 06/01/51	464,281	413,571
3.000%, 09/01/51	571,020	505,196
3.000%, 10/01/51	1,449,496	1,282,424
3.000%, 11/01/51	1,556,020	1,384,128
3.000%, 12/01/51	83,613	74,313
3.000%, 01/01/52	612,846	546,097
3.000%, 03/01/52	89,627	80,238
3.000%, 04/01/52	467,297	411,619
3.500%, 11/01/42	1,282,662	1,197,762
3.500%, 11/01/46	203,486	189,999
3.500%, 07/01/47	937,011	871,466
3.500%, 12/01/47	2,382,248	2,198,614
3.500%, 06/01/49	273,754	252,662
3.500%, 08/01/50	63,576	58,742
3.500%, 05/01/51	197,618	180,918
3.500%, 07/01/51	1,329,183	1,225,077
3.500%, 12/01/51	174,771	160,134
3.500%, 01/01/52	360,868	331,810
3.500%, 03/01/52	548,032	503,353
3.500%, 04/01/52	1,379,205	1,262,934
3.500%, 05/01/52	1,764,942	1,620,047
4.000%, 10/01/39	43,756	42,072
4.000%, 11/01/40	1,111,295	1,068,502
4.000%, 01/01/42	129,697	124,701
4.000%, 04/01/42	180,936	173,966
4.000%, 09/01/42	887,973	853,771
4.000%, 10/01/42	106,406	102,308
4.000%, 11/01/42	112,469	108,468
4.000%, 06/01/43	115,755	111,155
4.000%, 08/01/43	174,393	167,414
4.000%, 09/01/43	763,024	733,051
4.000%, 10/01/43	125,765	120,921
4.000%, 02/01/44	46,639	44,821
4.000%, 04/01/44	58,196	55,901
4.000%, 02/01/45	59,068	56,445
4.000%, 06/01/45	31,267	30,063

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 12/01/45	455,792	$435,600
4.000%, 03/01/46	33,168	31,646
4.000%, 05/01/46	21,445	20,480
4.000%, 09/01/47	8,537	8,213
4.000%, 05/01/48	376,980	359,419
4.000%, 10/01/48	706,118	671,474
4.000%, 05/01/52	96,585	91,246
4.000%, 06/01/52	1,693,799	1,596,913
4.000%, 07/01/52	2,070,366	1,945,675
4.500%, 12/01/40	754,739	745,317
4.500%, 08/01/41	61,442	60,675
4.500%, 11/01/41	414,988	409,806
4.500%, 12/01/43	99,167	96,725
4.500%, 10/01/44	506,665	497,199
4.500%, 02/01/45	208,261	204,256
4.500%, 03/01/46	88,163	87,063
4.500%, 05/01/48	25,124	24,641
4.500%, 12/01/48	876,540	859,607
4.500%, 04/01/49	21,740	21,260
4.500%, 09/01/49	100,320	98,354
4.500%, 10/01/49	47,897	46,914
4.500%, 07/01/52	2,425,870	2,334,618
4.500%, 08/01/58	113,765	109,949
5.000%, 04/01/41	7,285	7,206
5.000%, 06/01/41	21,756	21,645
5.000%, 08/01/41	10,789	10,629
5.000%, 08/01/48	47,613	47,402
5.000%, 02/01/53	99,529	97,749
5.500%, 12/01/39	216,532	220,971
5.500%, 04/01/40	223,356	228,561
5.500%, 06/01/40	25,653	26,251
5.500%, 05/01/41	90,346	92,452
5.500%, 06/01/41	150,057	153,555
5.500%, 07/01/41	153,702	157,285
5.500%, 12/01/41	297,148	304,074
5.500%, 02/01/42	640,243	655,165
5.500%, 05/01/44	171,736	175,738
6.000%, 10/01/34	56,987	59,052
6.000%, 09/01/37	14,333	14,830
6.000%, 10/01/37	145,082	150,645
6.000%, 01/01/38	144,835	150,391
6.000%, 03/01/38	53,048	55,389
6.000%, 07/01/38	25,475	26,401
6.000%, 01/01/40	142,438	147,586
6.000%, 05/01/40	204,510	212,356
6.000%, 07/01/41	754,455	783,101
6.000%, 01/01/42	14,576	14,853
6.500%, 07/01/32	35,513	36,994
6.500%, 12/01/32	10,388	10,808
6.500%, 07/01/35	11,975	12,354
6.500%, 12/01/35	104,900	108,916
6.500%, 08/01/36	179,055	184,658
Fannie Mae ARM Pool
4.068%, 12M LIBOR + 1.818%, 09/01/41 (a)	6,335	6,299
4.080%, 12M LIBOR + 1.830%, 10/01/41 (a)	5,088	5,007
4.119%, 12M LIBOR + 1.818%, 07/01/41 (a)	12,197	12,423
4.304%, 12M LIBOR + 1.818%, 02/01/42 (a)	29,627	29,053
5.189%, 12M LIBOR + 1.700%, 06/01/42 (a)	18,809	18,813
5.537%, 12M LIBOR + 1.800%, 07/01/41 (a)	7,358	7,356
Fannie Mae Grantor Trust 2.898%, 06/25/27	6,088,061	5,633,746
Fannie Mae Pool
2.500%, 10/01/50	368,740	305,501
2.500%, 05/01/51	381,335	312,161
2.500%, 01/01/52	281,055	230,066
2.500%, 09/01/61	548,069	449,645
3.000%, 08/01/27	27,609	26,079
3.000%, 10/01/27	43,350	40,926
3.000%, 11/01/27	13,520	12,764
3.000%, 12/01/27	25,491	24,055
3.000%, 01/01/28	24,392	23,007
3.000%, 02/01/28	19,516	18,422
3.000%, 03/01/28	24,898	23,606
3.000%, 04/01/28	20,519	19,344
3.000%, 05/01/28	26,054	24,566
3.000%, 06/01/28	23,353	22,005
3.000%, 07/01/28	25,446	23,977
3.000%, 08/01/28	27,509	25,915
3.000%, 09/01/28	29,192	27,495
3.000%, 01/01/29	21,122	19,888
3.000%, 03/01/29	36,356	34,205
3.500%, 09/01/32	944,900	901,544
3.500%, 10/01/56	1,168,687	1,070,895
6.500%, 08/01/39	615,704	626,844
6.684%, 02/01/39	41,641	42,263
Fannie Mae REMICS (CMO)
1.400%, -1x 1M LIBOR + 6.550%, 06/25/41 (a) (b)	22,053	223
1.750%, 06/25/42	98,503	87,951
1.750%, 01/25/43	89,265	80,228
3.000%, 05/25/46	1,727,549	1,601,475
4.250%, 03/25/42	816,611	776,396
4.500%, 12/25/40	52,437	51,179
4.750%, 01/25/41	199,249	191,919
5.000%, 12/25/23	1,611	1,602
5.000%, 12/25/34	107,640	106,134
5.000%, 03/25/35	87,019	85,809
5.000%, 08/25/39	144,428	142,458
5.000%, 02/25/41	82,202	80,924
5.500%, 06/25/35	13,608	13,491
5.500%, 08/25/35	452,885	446,712
6.000%, 06/25/45 (b)	236,709	35,657
6.070%, 1M LIBOR + 0.920%, 03/25/36 (a)	153,887	156,120
6.080%, 1M LIBOR + 0.930%, 06/25/36 (a)	219,611	222,588
Freddie Mac 15 Yr. Gold Pool
3.000%, 06/01/31	245,590	231,517
3.000%, 02/01/32	5,721	5,392

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
3.000%, 03/01/33	783,577	$738,445
3.000%, 09/01/33	68,579	64,394
3.000%, 03/01/34	61,967	58,104
6.000%, 01/01/24	2,965	2,955
Freddie Mac 15 Yr. Pool 3.500%, 04/01/33	142,918	136,956
Freddie Mac 20 Yr. Gold Pool
3.000%, 11/01/33	820,332	768,066
3.500%, 03/01/32	373,356	359,283
3.500%, 07/01/32	343,556	330,179
4.000%, 06/01/33	418,528	408,882
Freddie Mac 20 Yr. Pool
1.500%, 05/01/41	1,767,573	1,436,494
1.500%, 07/01/41	1,282,745	1,041,274
2.000%, 01/01/42	2,190,887	1,861,619
2.500%, 07/01/51	288,443	236,047
3.500%, 06/01/32	1,006,707	966,398
3.500%, 02/01/34	1,562,881	1,479,023
Freddie Mac 30 Yr. Gold Pool
3.000%, 11/01/42	84,382	76,271
3.000%, 01/01/43	100,580	90,902
3.000%, 02/01/43	493,764	446,258
3.000%, 03/01/43	5,019,191	4,536,280
3.000%, 06/01/43	1,162,806	1,050,905
3.500%, 04/01/40	59,684	55,944
3.500%, 05/01/40	129,710	121,584
3.500%, 06/01/40	136,316	127,776
3.500%, 07/01/40	16,953	15,891
3.500%, 08/01/40	78,775	73,839
3.500%, 09/01/40	53,536	50,182
3.500%, 10/01/40	29,708	27,846
3.500%, 04/01/42	285,649	267,753
3.500%, 07/01/42	42,703	40,027
3.500%, 08/01/42	26,003	24,346
3.500%, 09/01/42	110,662	103,337
3.500%, 10/01/42	683,178	640,317
3.500%, 01/01/43	226,430	212,172
3.500%, 02/01/43	122,325	114,659
3.500%, 04/01/43	354,386	331,956
3.500%, 05/01/43	165,011	154,289
3.500%, 11/01/44	193,969	180,683
3.500%, 02/01/45	3,985	3,736
3.500%, 06/01/45	7,632	7,114
3.500%, 11/01/45	1,698,180	1,581,860
3.500%, 01/01/46	5,528	5,147
3.500%, 02/01/46	464,792	432,481
3.500%, 05/01/46	549,255	511,406
3.500%, 06/01/46	84,212	77,907
3.500%, 07/01/46	8,494	7,909
3.500%, 08/01/46	63,038	58,943
3.500%, 09/01/46	361,046	336,207
3.500%, 01/01/47	996,626	927,182
3.500%, 02/01/47	1,010,486	933,645
3.500%, 11/01/47	14,635	13,626
3.500%, 12/01/47	224,520	207,445
4.000%, 11/01/41	2,787	2,684
4.000%, 09/01/42	1,246,194	1,199,550
4.000%, 10/01/42	14,164	13,645
4.000%, 11/01/42	173,508	167,060
4.000%, 12/01/42	58,875	56,672
4.000%, 01/01/43	10,424	10,027
4.000%, 02/01/43	94,597	91,029
4.000%, 03/01/43	36,654	35,269
4.000%, 04/01/43	11,562	11,133
4.000%, 05/01/43	125,017	120,234
4.000%, 06/01/43	18,989	18,086
4.000%, 07/01/43	147,637	141,858
4.000%, 08/01/43	108,742	104,325
4.000%, 09/01/43	196,337	188,885
4.000%, 10/01/43	192,333	184,695
4.000%, 01/01/44	134,983	129,552
4.000%, 02/01/44	23,611	22,599
4.000%, 04/01/44	11,997	11,494
4.000%, 07/01/44	293,336	282,365
4.000%, 01/01/45	166,772	159,648
4.000%, 02/01/45	196,255	188,180
4.000%, 05/01/45	316,968	305,114
4.000%, 12/01/45	204,461	195,536
4.000%, 12/01/47	439,191	419,207
4.000%, 05/01/48	215,136	205,347
4.500%, 05/01/39	40,344	39,886
4.500%, 09/01/40	327,013	323,305
4.500%, 02/01/41	31,272	30,918
4.500%, 08/01/41	287,804	284,541
4.500%, 09/01/41	41,034	40,568
4.500%, 10/01/41	82,275	81,342
4.500%, 02/01/44	11,282	11,030
5.000%, 01/01/35	78,445	79,091
5.000%, 05/01/35	34,873	35,162
5.000%, 07/01/35	447,598	451,308
5.000%, 11/01/35	574,257	579,031
5.000%, 06/01/41	764,300	770,680
5.000%, 07/01/41	91,884	91,631
5.500%, 03/01/34	514,731	527,286
5.500%, 07/01/35	336,516	344,722
Freddie Mac 30 Yr. Pool
2.000%, 11/01/50	150,820	124,033
2.000%, 03/01/51	89,623	73,819
2.000%, 09/01/51	175,986	144,540
2.000%, 11/01/51	263,444	217,092
2.500%, 06/01/50	185,837	159,269
2.500%, 07/01/50	612,867	527,373
2.500%, 11/01/50	2,124,642	1,827,473
2.500%, 12/01/50	296,664	254,932
2.500%, 02/01/51	380,084	323,591
2.500%, 05/01/51	178,398	152,234
2.500%, 09/01/51	3,661,952	3,116,904
2.500%, 11/01/51	1,855,972	1,591,214
2.500%, 01/01/52	2,442,482	2,091,048
2.500%, 03/01/52	545,781	468,056

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Pool
2.500%, 04/01/52	3,131,293	$2,683,786
3.000%, 09/01/48	393,901	352,062
3.000%, 09/01/49	1,571,693	1,404,819
3.000%, 11/01/49	473,801	422,614
3.000%, 03/01/50	222,072	198,083
3.000%, 05/01/50	118,623	105,929
3.000%, 02/01/51	254,097	225,572
3.000%, 04/01/52	769,998	681,466
3.500%, 11/01/40	67,604	63,295
3.500%, 12/01/40	50,064	46,872
3.500%, 01/01/46	144,108	134,021
3.500%, 07/01/46	713,689	663,733
3.500%, 07/01/47	234,764	217,443
3.500%, 02/01/48	67,566	62,355
3.500%, 04/01/48	231,668	213,801
3.500%, 11/01/48	100,000	93,008
3.500%, 04/01/52	1,292,057	1,184,510
3.500%, 05/01/52	379,013	347,097
4.000%, 07/01/49	438,180	417,781
4.000%, 05/01/52	627,573	593,913
4.000%, 06/01/52	1,240,955	1,165,547
4.000%, 07/01/52	195,432	183,431
4.500%, 07/01/40	624,945	617,145
4.500%, 06/01/52	2,046,975	1,976,591
4.500%, 07/01/52	1,178,403	1,133,946
4.500%, 08/01/52	689,167	663,167
5.000%, 06/01/52	93,848	91,985
5.000%, 07/01/52	844,379	829,291
6.500%, 02/01/53	1,437,311	1,468,889
Freddie Mac ARM Non-Gold Pool
4.000%, 12M LIBOR + 1.750%, 12/01/40 (a)	246,117	246,270
4.000%, 12M LIBOR + 1.750%, 09/01/41 (a)	98,431	98,793
4.130%, 12M LIBOR + 1.880%, 09/01/41 (a)	9,432	9,391
4.130%, 12M LIBOR + 1.880%, 10/01/41 (a)	113,887	112,403
4.160%, 12M LIBOR + 1.910%, 06/01/41 (a)	6,211	6,131
4.240%, 12M LIBOR + 1.910%, 10/01/42 (a)	38,702	38,666
5.220%, 12M LIBOR + 1.910%, 05/01/41 (a)	19,403	19,554
5.255%, 12M LIBOR + 1.880%, 04/01/41 (a)	2,364	2,296
5.364%, 12M LIBOR + 1.910%, 06/01/41 (a)	18,784	19,019
5.568%, 12M LIBOR + 1.910%, 05/01/41 (a)	19,411	19,639
Freddie Mac Multifamily Structured Pass-Through Certificates
3.750%, 11/25/29	159,811	153,638
3.750%, 11/25/32	1,000,000	943,326
3.990%, 05/25/33 (a)	3,650,000	3,512,199
Freddie Mac REMICS (CMO)
1.750%, 06/15/42	72,150	65,511
3.500%, 11/15/31	638,995	609,631
4.000%, 01/15/41	4,520,423	4,309,390
4.500%, 02/15/41	8,863	8,420
5.000%, 10/15/34	130,285	127,971
5.000%, 12/15/37	49,133	47,990
5.000%, 03/15/41	233,602	233,474
5.000%, 04/15/41	824,036	823,839
5.000%, 05/15/41	1,076,357	1,074,866
5.500%, 05/15/34	772,674	765,652
5.500%, 11/15/36	296,764	292,566
5.500%, 06/15/41	1,769,029	1,792,303
5.593%, 1M LIBOR + 0.400%, 03/15/34 (a)	133,591	132,831
6.093%, 1M LIBOR + 0.900%, 02/15/33 (a)	68,156	68,960
Ginnie Mae I 30 Yr. Pool
3.000%, 05/15/42	196,138	178,602
3.000%, 04/15/43	65,258	59,421
3.000%, 05/15/43	44,086	40,070
3.000%, 01/15/45	24,462	22,063
3.000%, 02/15/45	33,808	30,434
3.000%, 03/15/45	192,499	173,424
3.000%, 05/15/45	13,476	12,137
3.000%, 06/15/45	18,819	17,056
3.000%, 07/15/45	102,928	92,705
3.500%, 11/15/41	120,661	113,827
3.500%, 02/15/42	91,565	86,368
3.500%, 03/15/42	132,475	124,961
3.500%, 05/15/42	279,619	263,735
3.500%, 06/15/42	177,369	167,291
3.500%, 05/15/50	164,431	153,866
4.000%, 09/15/40	652,168	631,085
4.000%, 10/15/40	39,623	38,572
4.000%, 03/15/41	375,433	365,224
4.000%, 06/15/41	13,530	13,162
4.000%, 09/15/41	71,393	69,451
4.000%, 10/15/41	298,641	289,775
4.000%, 11/15/41	95,589	92,989
4.000%, 12/15/41	270,344	262,700
4.000%, 01/15/42	9,370	9,143
4.000%, 02/15/42	13,687	13,250
4.000%, 03/15/42	88,858	86,334
4.000%, 11/15/42	11,930	11,573
4.000%, 01/15/43	39,698	38,226
4.000%, 03/15/50	32,069	30,739
4.500%, 08/15/39	582,216	574,588
4.500%, 06/15/40	162,240	159,934
4.500%, 07/15/40	37,018	36,531
4.500%, 03/15/41	220,746	218,097
4.500%, 04/15/41	18,124	17,902
5.000%, 03/15/39	25,119	25,290
5.000%, 07/15/39	46,972	47,262
5.000%, 08/15/39	41,653	41,689
5.000%, 09/15/39	28,468	28,578
5.000%, 04/15/40	15,648	15,599
5.000%, 08/15/40	68,899	69,045
5.000%, 04/15/41	43,717	43,590
5.000%, 09/15/41	31,722	31,863
5.500%, 10/15/39	7,035	7,243
6.000%, 06/15/36	337,288	352,463
Ginnie Mae II 30 Yr. Pool
2.000%, 02/20/51	372,024	313,599
2.000%, 11/20/51	177,596	149,419
2.500%, 12/20/50	226,383	193,459
2.500%, 02/20/51	520,944	453,187

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
2.500%, 03/20/51	694,742	$603,960
2.500%, 04/20/51	73,227	63,644
3.000%, 12/20/42	504,669	456,363
3.000%, 03/20/43	473,977	425,653
3.000%, 01/20/48	623,702	565,044
3.000%, 09/20/51	4,011,500	3,598,120
3.000%, 04/20/52	86,017	75,495
3.500%, 12/20/42	154,990	145,959
3.500%, 05/20/46	733,275	686,976
3.500%, 06/20/46	1,897,208	1,777,920
3.500%, 11/20/47	122,471	114,553
3.500%, 10/20/48	422,818	395,700
3.500%, 02/20/52	182,913	168,814
3.500%, 04/20/52	188,319	173,791
3.500%, 06/20/52	94,135	85,008
4.000%, 09/20/39	46,965	45,610
4.000%, 10/20/40	6,664	6,471
4.000%, 11/20/40	464,723	451,230
4.000%, 10/20/41	606,454	588,839
4.000%, 11/20/41	232,307	225,561
4.000%, 04/20/42	302,157	293,381
4.000%, 06/20/42	22,934	22,267
4.000%, 10/20/44	530,088	513,872
4.000%, 11/20/44	529,074	511,590
4.000%, 12/20/44	30,364	29,412
4.000%, 08/20/46	91,162	87,386
4.000%, 08/20/48	87,538	83,860
4.000%, 03/20/50	29,817	28,963
4.000%, 04/20/50	260,889	248,886
4.500%, 02/20/40	51,599	51,239
4.500%, 09/20/40	5,534	5,469
4.500%, 08/20/48	456,556	446,258
4.500%, 09/20/48	310,249	303,247
4.500%, 10/20/48	440,622	430,568
4.500%, 01/20/49	67,289	65,719
4.500%, 03/20/50	93,111	91,014
4.500%, 09/20/52	3,788,548	3,657,901
Government National Mortgage Association (CMO)
0.954%, -1x 1M LIBOR + 6.100%, 07/20/41 (a) (b)	65,286	5,029
2.500%, 11/20/46	100,266	88,968
2.750%, 02/20/64	543,637	532,385
3.250%, 08/20/68	2,013,074	1,918,430
4.000%, 12/20/40	1,258,080	1,210,730
4.500%, 05/16/40	19,902	19,530
4.500%, 05/20/40 (b)	2,141	0
4.500%, 12/20/40	1,098,721	1,041,263
4.872%, 1M LIBOR + 0.650%, 05/20/61 (a)	4,554	4,485
5.000%, 12/20/39	2,793,068	2,753,864
5.000%, 03/20/40	1,315,618	1,277,230
5.010%, 09/20/60 (a)	11,741	11,579
5.070%, 1Y H15 + 0.350%, 08/20/66 (a)	1,573,544	1,565,478
5.220%, 1Y H15 + 0.500%, 05/20/66 (a)	1,297,711	1,293,416
5.394%, 1M LIBOR + 0.300%, 08/20/60 (a)	59,204	58,678
5.394%, 1M LIBOR + 0.300%, 09/20/60 (a)	100,170	99,351
5.407%, 1M LIBOR + 0.250%, 10/20/47 (a)	514,672	494,696
5.457%, 1M LIBOR + 0.300%, 05/20/48 (a)	450,747	434,108
5.457%, 1M LIBOR + 0.300%, 06/20/48 (a)	585,311	563,675
5.470%, 08/20/59 (a)	326	305
5.490%, 1M LIBOR + 0.330%, 07/20/60 (a)	119,541	118,557
5.500%, 04/20/34	214,701	215,532
5.584%, 1M LIBOR + 0.490%, 02/20/61 (a)	39,634	39,406
5.594%, 1M LIBOR + 0.500%, 12/20/60 (a)	131,256	130,563
5.594%, 1M LIBOR + 0.500%, 02/20/61 (a)	10,068	10,009
5.594%, 1M LIBOR + 0.500%, 04/20/61 (a)	51,321	51,030
5.594%, 1M LIBOR + 0.500%, 05/20/61 (a)	124,192	123,582
5.624%, 1M LIBOR + 0.530%, 06/20/61 (a)	62,880	62,576
5.626%, 1M LIBOR + 0.480%, 01/20/38 (a)	16,613	16,559
5.646%, 1M LIBOR + 0.500%, 07/20/37 (a)	64,532	64,533
5.688%, 1M LIBOR + 0.530%, 12/16/39 (a)	58,597	58,091
5.694%, 1M LIBOR + 0.600%, 10/20/61 (a)	227,432	226,562
5.724%, 1M LIBOR + 0.630%, 01/20/62 (a)	251,161	250,171
5.724%, 1M LIBOR + 0.630%, 03/20/62 (a)	121,244	120,686
5.758%, 1M LIBOR + 0.600%, 11/16/39 (a)	95,290	95,321
5.794%, 1M LIBOR + 0.700%, 11/20/61 (a)	234,032	233,325
5.794%, 1M LIBOR + 0.700%, 01/20/62 (a)	131,259	130,876

		212,232,211

Federal Agencies—40.3%
Fannie Mae Principal Strip Zero Coupon, 05/15/30	40,000,000	29,908,313
Federal Farm Credit Banks Funding Corp.
1.300%, 05/13/30	20,000,000	16,395,385
1.600%, 07/15/30	10,000,000	8,259,797
1.980%, 07/13/38	19,515,000	13,921,181
3.700%, 03/24/42	10,000,000	8,327,248
4.375%, 03/03/33	8,400,000	8,407,230
5.480%, 06/27/42	2,000,000	1,944,182
Federal Home Loan Banks 2.125%, 09/14/29	16,000,000	14,134,966
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	10,000,000	7,647,815
Zero Coupon, 09/15/36	10,000,000	5,516,243
Zero Coupon, 12/15/36	45,000,000	24,430,483
6.750%, 03/15/31	481,000	564,852
Federal National Mortgage Association
Zero Coupon, 11/15/30	10,000,000	7,303,476
6.625%, 11/15/30	1,430,000	1,659,172
Freddie Mac Strips Zero Coupon, 07/15/32	17,100,000	11,542,639
Resolution Funding Corp. Interest Strip
Zero Coupon, 01/15/29	2,078,000	1,604,772
Zero Coupon, 07/15/29	7,500,000	5,726,336
Resolution Funding Corp. Principal Strip
Zero Coupon, 01/15/30	28,523,000	21,397,378
Zero Coupon, 04/15/30	35,000,000	25,947,930
Tennessee Valley Authority
0.750%, 05/15/25	5,000,000	4,613,379
2.875%, 09/15/24	4,050,000	3,927,658

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Tennessee Valley Authority Generic Strip
Zero Coupon, 07/15/29	8,669,000	$6,600,506
Zero Coupon, 01/15/34	12,669,000	7,973,195
United States Department of Housing and Urban Development 2.738%, 08/01/25	5,000,000	4,753,248
United States International Development Finance Corp.
1.110%, 05/15/29	5,142,857	4,566,669
1.920%, 12/15/32	9,047,619	7,953,038

		255,027,091

U.S. Treasury—11.0%
U.S. Treasury Bonds
2.875%, 05/15/52	27,100,000	22,458,067
3.000%, 05/15/45	9,800,000	8,276,789
3.000%, 02/15/48	18,000,000	15,176,953
3.625%, 02/15/44	17,000,000	15,926,875
3.625%, 02/15/53	2,600,000	2,495,188
4.000%, 11/15/42	2,190,000	2,175,970
U.S. Treasury Inflation Indexed Bonds
0.125%, 02/15/52 (c)	1,852,286	1,227,194
0.250%, 02/15/50 (c)	2,949,425	2,060,248

		69,797,284

Total U.S. Treasury & Government Agencies (Cost $613,861,959)		537,056,586

Foreign Government—11.4%

Sovereign—11.4%
Abu Dhabi Government International Bond 3.125%, 10/11/27 (144A)	2,860,000	2,708,477
Colombia Government International Bond 3.125%, 04/15/31	5,090,000	3,832,770
Hashemite Kingdom of Jordan Government AID Bond 3.000%, 06/30/25	10,389,000	9,887,423
Indonesia Government International Bond 4.750%, 02/11/29	4,410,000	4,375,823
Israel Government AID Bonds
5.500%, 09/18/23	13,878,000	13,872,193
5.500%, 12/04/23	15,210,000	15,201,760
5.500%, 04/26/24	1,900,000	1,898,536
5.500%, 09/18/33	5,000,000	5,491,029
Mexico Government International Bond 4.500%, 04/22/29	4,650,000	4,512,140
Panama Government International Bond 3.750%, 03/16/25	2,780,000	2,689,360
Peruvian Government International Bond 4.125%, 08/25/27 (d)	2,620,000	2,545,147
Poland Government International Bond 3.250%, 04/06/26	2,820,000	2,710,922
Qatar Government International Bond 4.000%, 03/14/29 (144A)	2,740,000	2,677,802

Total Foreign Government (Cost $83,619,163)		72,403,382

Mortgage-Backed Securities—0.2%
Security Description	Shares/ Principal Amount*	Value

Collateralized Mortgage Obligations—0.2%
Seasoned Loans Structured Transaction
3.500%, 06/25/28	1,196,085	$1,122,971

Total Mortgage-Backed Securities (Cost $4,235,346)		1,122,971

Short-Term Investments—2.7%

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $9,131,077; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $9,311,989.	9,129,328	9,129,328

U.S. Treasury—1.3%
U.S. Treasury Bill 4.901%, 08/17/23 (d) (e)	8,000,000	7,948,380

Total Short-Term Investments (Cost $17,076,505)		17,077,708

Securities Lending Reinvestments (f)—0.3%

Repurchase Agreements—0.1%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $300,126; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging 11/15/2041 - 02/15/2051, and an aggregate market value of $306,000.	300,000	300,000
ING Financial Markets LLC Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $205,784; collateralized by U.S. Government Agency Obligations with rates ranging from 0.500% - 6.625%, maturity dates ranging from 05/20/24 - 01/19/33, and an aggregate market value of $209,819.	205,698	205,698
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $200,201; collateralized by various Common Stock with an aggregate market value of $222,747.	200,000	200,000

		705,698

Mutual Funds—0.2%
Allspring Government Money Market Fund, Select Class 5.020% (g)	125,000	125,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (g)	125,000	125,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (g)	125,000	125,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (g)	125,000	125,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (g)	125,000	$125,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (g)	125,000	125,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (g)	125,000	125,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (g)	125,000	125,000

		1,000,000

Total Securities Lending Reinvestments (Cost $1,705,698)		1,705,698

Total Investments—99.5% (Cost $720,498,671)		629,366,345
Other assets and liabilities (net)—0.5%		3,414,974

Net Assets—100.0%		$632,781,319

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $6,016,240 and the collateral received consisted of cash in the amount of $1,705,698 and non-cash collateral with a value of $4,458,218. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $5,386,279, which is 0.9% of net assets.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/20/23	117	USD	14,848,031	$(150,042)
U.S. Treasury Ultra Long Bond Futures	09/20/23	91	USD	12,395,906	103,071

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	09/20/23	(92)	USD	(10,328,438)	207,481

Net Unrealized Appreciation					$160,510

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$537,056,586	$—	$537,056,586
Total Foreign Government*	—	72,403,382	—	72,403,382
Total Mortgage-Backed Securities*	—	1,122,971	—	1,122,971
Total Short-Term Investments*	—	17,077,708	—	17,077,708
Securities Lending Reinvestments
Repurchase Agreements	—	705,698	—	705,698
Mutual Funds	1,000,000	—	—	1,000,000
Total Securities Lending Reinvestments	1,000,000	705,698	—	1,705,698
Total Investments	$1,000,000	$628,366,345	$—	$629,366,345

Collateral for Securities Loaned (Liability)	$—	$(1,705,698)	$—	$(1,705,698)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$310,552	$—	$—	$310,552
Futures Contracts (Unrealized Depreciation)	(150,042)	—	—	(150,042)
Total Futures Contracts	$160,510	$—	$—	$160,510

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$629,366,345
Cash collateral for futures contracts	1,038,339
Receivable for:
Investments sold	1,801,243
Fund shares sold	82,873
Interest	2,721,167
Variation margin on futures contracts	197,858
Prepaid expenses	5,336

Total Assets	635,213,161
Liabilities
Collateral for securities loaned	1,705,698
Payables for:
Fund shares redeemed	75,449
Accrued Expenses:
Management fees	211,619
Distribution and service fees	130,792
Deferred trustees’ fees	151,303
Other expenses	156,981

Total Liabilities	2,431,842

Net Assets	$632,781,319

Net Assets Consist of:
Paid in surplus	$790,029,923
Distributable earnings (Accumulated losses)	(157,248,604)

Net Assets	$632,781,319

Net Assets
Class B	$632,781,319
Capital Shares Outstanding*
Class B	70,705,640
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $720,498,671.
(b)	Includes securities loaned at value of $6,016,240.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Interest	$9,336,716
Securities lending income	154,175

Total investment income	9,490,891
Expenses
Management fees	1,430,787
Administration fees	23,918
Custodian and accounting fees	68,474
Distribution and service fees—Class B	807,461
Audit and tax services	35,363
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	17,043
Insurance	3,177
Miscellaneous	6,650

Total expenses	2,432,155
Less management fee waiver	(126,165)

Net expenses	2,305,990

Net Investment Income	7,184,901

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(10,306,791)
Futures contracts	(158,537)

Net realized gain (loss)	(10,465,328)

Net change in unrealized appreciation (depreciation) on:
Investments	16,255,711
Futures contracts	346,583

Net change in unrealized appreciation (depreciation)	16,602,294

Net realized and unrealized gain (loss)	6,136,966

Net Increase (Decrease) in Net Assets From Operations	$13,321,867

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$7,184,901	$11,833,502
Net realized gain (loss)	(10,465,328)	(20,926,859)
Net change in unrealized appreciation (depreciation)	16,602,294	(112,641,425)

Increase (decrease) in net assets from operations	13,321,867	(121,734,782)

From Distributions to Shareholders
Class B	(16,529,526)	(16,627,143)

Total distributions	(16,529,526)	(16,627,143)

Increase (decrease) in net assets from capital share transactions	(12,928,154)	(73,668,619)

Total increase (decrease) in net assets	(16,135,813)	(212,030,544)

Net Assets
Beginning of period	648,917,132	860,947,676

End of period	$632,781,319	$648,917,132

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	2,094,115	$19,318,266	5,490,880	$53,263,338
Reinvestments	1,851,011	16,529,526	1,787,865	16,627,143
Redemptions	(5,293,644)	(48,775,946)	(14,837,453)	(143,559,100)

Net increase (decrease)	(1,348,518)	$(12,928,154)	(7,558,708)	$(73,668,619)

Increase (decrease) derived from capital shares transactions		$(12,928,154)		$(73,668,619)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.01		$10.81	$11.27	$10.72	$10.26	$10.55

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.16	0.10	0.13	0.20	0.20
Net realized and unrealized gain (loss)	0.08		(1.74)	(0.32)	0.69	0.55	(0.20)

Total income (loss) from investment operations	0.18		(1.58)	(0.22)	0.82	0.75	0.00

Less Distributions
Distributions from net investment income	(0.24)		(0.22)	(0.24)	(0.27)	(0.29)	(0.29)

Total distributions	(0.24)		(0.22)	(0.24)	(0.27)	(0.29)	(0.29)

Net Asset Value, End of Period	$8.95		$9.01	$10.81	$11.27	$10.72	$10.26

Total Return (%) (b)	1.99	(c)	(14.68)	(1.97)	7.68	7.49	(0.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.74	0.73	0.72	0.73	0.72
Net ratio of expenses to average net assets (%) (e)	0.71	(d)	0.70	0.69	0.69	0.70	0.72
Ratio of net investment income (loss) to average net assets (%)	2.22	(d)	1.61	0.90	1.13	1.92	1.99
Portfolio turnover rate (%)	14	(c)(f)	64 (f)	35 (f)	75 (f)	196 (f)	240 (f)
Net assets, end of period (in millions)	$632.8		$648.9	$860.9	$1,013.3	$930.3	$960.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 11% for the six months ended June 30, 2023 and 36%, 30%, 57%, 114%, and 69% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Government Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are

BHFTI-17

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from

BHFTI-18

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in

BHFTI-19

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $9,129,328. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $705,697. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Foreign Government	$(1,705,698)	$—	$—	$—	$(1,705,698)
Total Borrowings	$(1,705,698)	$—	$—	$—	$(1,705,698)
Gross amount of recognized liabilities for securities lending transactions					$(1,705,698)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

BHFTI-20

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$310,552	Unrealized depreciation on futures contracts (a)	$150,042

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(158,537)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$346,583

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$22,210,620
Futures contracts short	(41,496,659)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in

BHFTI-21

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

BHFTI-22

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$91,247,770	$0	$128,153,356	$4,930,055

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2023 were as follows:

Purchases	Sales
$21,165,418	$23,427,545

BHFTI-23

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$1,430,787	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust II that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.015%	$100 million to $500 million
0.010%	$1 billion to $2 billion
0.030%	Over $2 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period May 1, 2023 to April 30, 2024, Brighthouse Investment Advisers has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of the Western Asset Management U.S. Government Portfolio, a series of the Brighthouse Funds Trust II, also subadvised by the Subdviser. An identical agreement was in place for the period ended April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of

BHFTI-24

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$717,467,048

Gross unrealized appreciation	5,533,773
Gross unrealized (depreciation)	(93,473,966)

Net unrealized appreciation (depreciation)	$(87,940,193)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$16,627,143	$19,720,331	$—	$—	$16,627,143	$19,720,331

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$16,352,225	$—	$(119,469,123)	$(50,774,571)	$(153,891,469)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $5,865,735 and accumulated long-term capital losses of $44,908,836.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTI-25

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-26

Brighthouse Funds Trust I

American Funds Growth Portfolio

For the six months ended June 30, 2023, the American Funds Growth Portfolio had a return of 24.66% for Class C versus 16.89% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
American Funds Growth Portfolio
Class C	24.66	24.37	13.68	14.71
S&P 500 Index	16.89	19.59	12.31	12.86

1 The Standard & Poor’s (“S&P”) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class C (a)	Actual	0.91%	$1,000.00	$1,246.60	$5.07
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds Growth Fund (Class 1) (a) (Cost $1,468,349,515)	17,980,849	$1,616,658,111

Total Investments—100.1% (Cost $1,468,349,515)		1,616,658,111
Other assets and liabilities (net)—(0.1)%		(930,955)

Net Assets—100.0%		$1,615,727,156

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$1,616,658,111	$—	$—	$1,616,658,111
Total Investments	$1,616,658,111	$—	$—	$1,616,658,111

See accompanying notes to financial statements.

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Affiliated investments at value (a)	$1,616,658,111
Receivable for:
Affiliated investments sold	228,316
Fund shares sold	181,930
Prepaid expenses	12,827

Total Assets	1,617,081,184
Liabilities
Payables for:
Fund shares redeemed	410,246
Accrued Expenses:
Distribution and service fees	711,256
Deferred trustees’ fees	164,939
Other expenses	67,587

Total Liabilities	1,354,028

Net Assets	$1,615,727,156

Net Assets Consist of:
Paid in surplus	$1,362,756,069
Distributable earnings (Accumulated losses)	252,971,087

Net Assets	$1,615,727,156

Net Assets
Class C	$1,615,727,156
Capital Shares Outstanding*
Class C	178,114,941
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$9.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,468,349,515.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from Master Fund	$2,947,624

Total investment income	2,947,624
Expenses
Administration fees	15,001
Custodian and accounting fees	13,575
Distribution and service fees—Class C	4,085,486
Audit and tax services	16,337
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	18,609
Insurance	6,557
Miscellaneous	8,090

Total expenses	4,202,937

Net Investment Loss	(1,255,313)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	19,843,842
Capital gain distributions from Master Fund	86,550,619

Net realized gain (loss)	106,394,461

Net change in unrealized appreciation on affiliated investments	225,729,830

Net realized and unrealized gain (loss)	332,124,291

Net Increase (Decrease) in Net Assets From Operations	$330,868,978

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,255,313)	$482,723
Net realized gain (loss)	106,394,461	233,269,403
Net change in unrealized appreciation (depreciation)	225,729,830	(815,312,325)

Increase (decrease) in net assets from operations	330,868,978	(581,560,199)

From Distributions to Shareholders
Class C	(233,701,351)	(326,438,089)

Total distributions	(233,701,351)	(326,438,089)

Increase (decrease) in net assets from capital share transactions	140,145,016	375,418,850

Total increase (decrease) in net assets	237,312,643	(532,579,438)

Net Assets
Beginning of period	1,378,414,513	1,910,993,951

End of period	$1,615,727,156	$1,378,414,513

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class C
Sales	2,833,528	$26,515,304	16,560,652	$183,959,065
Reinvestments	26,258,579	233,701,351	37,738,507	326,438,089
Redemptions	(12,768,850)	(120,071,639)	(12,472,421)	(134,978,304)

Net increase (decrease)	16,323,257	$140,145,016	41,826,738	$375,418,850

Increase (decrease) derived from capital shares transactions		$140,145,016		$375,418,850

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020		2019	2018
Net Asset Value, Beginning of Period	$8.52		$15.93	$14.12	$10.58		$9.59	$11.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.00 (b)	(0.02)	(0.00	)(b)	0.04	0.01
Net realized and unrealized gain (loss)	2.09		(4.76)	2.95	4.92		2.62	0.12

Total income (loss) from investment operations	2.08		(4.76)	2.93	4.92		2.66	0.13

Less Distributions
Distributions from net investment income	(0.16)		(0.07)	0.00	(0.10)		(0.05)	(0.05)
Distributions from net realized capital gains	(1.37)		(2.58)	(1.12)	(1.28)		(1.62)	(1.68)

Total distributions	(1.53)		(2.65)	(1.12)	(1.38)		(1.67)	(1.73)

Net Asset Value, End of Period	$9.07		$8.52	$15.93	$14.12		$10.58	$9.59

Total Return (%) (c)	24.66	(d)	(30.16)	21.62	51.63		30.34	(0.50)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.57	(f)	0.56	0.56	0.57		0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	(0.17	)(f)	0.03	(0.10)	(0.01)		0.42	0.11
Portfolio turnover rate (%)	6	(d)	4	13	5		9	12
Net assets, end of period (in millions)	$1,615.7		$1,378.4	$1,911.0	$1,741.7		$1,329.0	$1,093.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser. The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the American Funds Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company , an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2023, the Portfolio owned approximately 4.4% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Master Fund are valued at its closing daily NAV. The NAV of the Portfolio is calculated based on the NAV of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist. For information about these risks, please refer to the Notes to Financial Statements for the Master Fund.

Additionally, the Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investments in the Master Fund for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$91,995,212	$0	$100,221,329

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

6. Transactions in Securities of Master Fund

A summary of the Portfolio’s transactions in the securities of the Master Fund during the six months ended June 30, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
American Funds Growth Fund (Class 1)	$1,379,310,556	$91,995,212	$(100,221,329)	$19,843,842	$225,729,830	$1,616,658,111

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2023
American Funds Growth Fund (Class 1)	$86,550,619	$2,947,624	17,980,849

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,468,418,519

Gross unrealized appreciation	148,308,596
Gross unrealized (depreciation)	(69,004)

Net unrealized appreciation (depreciation)	$148,239,592

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$8,515,776	$—	$317,922,313	$131,030,926	$326,438,089	$131,030,926

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,926,142	$209,530,834	$(77,490,238)	$—	$155,966,738
The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-10

American Funds Insurance Series® Semi-annual report for the six months ended June 30, 2023

Investing in global
companies for
the long term

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

Results for the American Funds Insurance Series for the periods ended June 30, 2023, are shown on the following pages, as well as results of the funds’ benchmarks.

For additional information about the series, its investment results, holdings and portfolio managers, refer to capitalgroup.com/afis. You can also access information about Capital Group’s American Funds and read our insights about the markets, retirement, saving for college, investing fundamentals and more at capitalgroup.com.

Contents

1	Letter to investors

2	Results at a glance

Investment portfolios

28	Global Growth Fund

32	Global Small Capitalization Fund

39	Growth Fund

46	International Fund

51	New World Fund®

65	Washington Mutual Investors Fund

70	Capital World Growth and Income Fund®

78	Growth-Income Fund

84	International Growth and Income Fund

91	Capital Income Builder®

112	Asset Allocation Fund

144	American Funds Global Balanced Fund

162	The Bond Fund of America®

196	Capital World Bond Fund®

217	American High-Income Trust®

236	American Funds Mortgage Fund®

244	Ultra-Short Bond Fund

246	U.S. Government Securities Fund®

258	Managed Risk Growth Fund

260	Managed Risk International Fund

262	Managed Risk Washington Mutual Investors Fund

264	Managed Risk Growth-Income Fund

266	Managed Risk Asset Allocation Fund

268	Financial statements

American Funds Insurance Series	1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Results at a glance

For periods ended June 30, 2023, with all distributions reinvested

	Inception	Cumulative total returns		Average annual total returns
Class 1 shares	date	6 months	1 year	5 years	10 years	Lifetime
Global Growth Fund	4/30/97	15.37%	20.63%	9.76%	11.20	9.98%
MSCI All Country World Index (ACWI)[1]		13.93	16.53	8.10	8.75	6.59
Global Small Capitalization Fund	4/30/98	11.56	15.84	4.39	7.34	8.69
MSCI All Country World Small Cap Index[1]		8.02	13.02	4.53	7.62	7.43
Growth Fund	2/8/84	25.02	25.10	14.32	15.36	13.12
S&P 500 Index[2]		16.89	19.59	12.31	12.86	11.44
International Fund	5/1/90	12.49	15.34	1.59	5.06	7.34
MSCI All Country World Index (ACWI) ex USA[1]		9.47	12.72	3.52	4.75	5.49
New World Fund	6/17/99	11.97	14.71	5.76	5.96	7.79
MSCI All Country World Index (ACWI)[1]		13.93	16.53	8.10	8.75	5.47
Washington Mutual Investors Fund	7/5/01	7.89	13.59	8.91	10.90	7.18
S&P 500 Index[2]		16.89	19.59	12.31	12.86	8.15
Capital World Growth and Income Fund	5/1/06	12.54	18.35	7.02	8.53	6.95
MSCI All Country World Index (ACWI)[1]		13.93	16.53	8.10	8.75	6.24
Growth-Income Fund	2/8/84	14.84	19.70	9.72	12.11	11.26
S&P 500 Index[2]		16.89	19.59	12.31	12.86	11.44
International Growth and Income Fund	11/18/08	10.31	15.75	3.27	4.48	7.39
MSCI All Country World Index (ACWI) ex USA[1]		9.47	12.72	3.52	4.75	7.18
Capital Income Builder	5/1/14	3.67	6.81	5.56	—	4.50
70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index[3]		10.30	11.20	6.15	—	5.88
MSCI All Country World Index (ACWI)[1]		13.93	16.53	8.10	—	7.59
Bloomberg U.S. Aggregate Index[4]		2.09	–0.94	0.77	—	1.29
Asset Allocation Fund	8/1/89	7.07	10.36	6.80	8.04	8.31
60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index[5]		10.81	11.24	7.94	8.45	8.37
S&P 500 Index[2]		16.89	19.59	12.31	12.86	10.12
Bloomberg U.S. Aggregate Index[4]		2.09	–0.94	0.77	1.52	5.09
American Funds Global Balanced Fund	5/2/11	7.74	10.29	5.31	6.01	5.66
60%/40% MSCI ACWI/Bloomberg Global Aggregate Index[6]		8.82	9.25	4.62	5.46	4.76
MSCI All Country World Index (ACWI)[1]		13.93	16.53	8.10	8.75	7.55
Bloomberg Global Aggregate Index[4]		1.43	–1.32	–1.09	0.20	0.19
The Bond Fund of America	1/2/96	1.55	–1.04	1.69	2.03	4.03
Bloomberg U.S. Aggregate Index[4]		2.09	–0.94	0.77	1.52	4.17
Capital World Bond Fund	10/4/06	1.57	–0.10	–0.91	0.42	2.42
Bloomberg Global Aggregate Index[4]		1.43	–1.32	–1.09	0.20	2.07
American High-Income Trust	2/8/84	4.37	8.42	4.19	4.43	8.17
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index[4]		5.38	9.07	3.34	4.43	N/A
American Funds Mortgage Fund	5/2/11	0.97	–2.25	0.82	1.45	1.66
Bloomberg U.S. Mortgage Backed Securities Index[4]		1.87	–1.52	0.03	1.13	1.34
Ultra-Short Bond Fund	2/8/84	2.29	3.65	1.30	0.73	3.18
Bloomberg Short–Term Government/Corporate Index[4]		2.19	3.27	1.63	1.13	N/A
U.S. Government Securities Fund	12/2/85	0.38	–3.58	1.15	1.45	5.12
Bloomberg U.S. Government/ Mortgage-Backed Securities Index[4]		1.69	–1.86	0.30	1.05	5.42

2	American Funds Insurance Series

	Inception	Cumulative total returns		Average annual total returns
Class P1 shares	date	6 months	1 year	5 years	10 years	Lifetime
Managed Risk Growth Fund	5/1/13	14.20%	10.63%	8.33%	9.18%	9.11%
S&P 500 Managed Risk Index — Moderate Aggressive[7]		11.56	12.05	7.74	8.70	8.64
Managed Risk International Fund	5/1/13	4.83	5.34	–1.28	1.52	1.29
S&P EPAC Ex. Korea LargeMidCap Managed Risk Index — Moderate Aggressive[7]		7.63	10.20	2.24	3.29	2.68
Managed Risk Washington Mutual Investors Fund	5/1/13	3.41	4.01	3.45	5.62	5.54
S&P 500 Managed Risk Index — Moderate[7]		10.42	10.53	6.99	7.90	7.81
Managed Risk Growth-Income Fund	5/1/13	8.67	7.55	5.35	7.29	7.22
S&P 500 Managed Risk Index — Moderate [7]		10.42	10.53	6.99	7.90	7.81
Managed Risk Asset Allocation Fund	9/28/12	4.40	5.19	4.01	5.51	6.07
S&P 500 Managed Risk Index — Moderate Conservative[7]		9.36	9.11	6.28	7.17	7.33

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions. MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes.
[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[3]	Sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market. Bloomberg Global Aggregate Index represents the global investment-grade fixed income markets. Bloomberg U.S. Mortgage Backed Securities Index is a market-value-weighted index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%. Bloomberg U.S. Government/Mortgage-Backed Securities Index covers obligations issued by the U.S. Treasury and U.S. government agencies. Bloomberg Short-Term Government/Corporate Index consists of investment-grade, fixed rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.
[5]	Sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. Blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[6]	Sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[7]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

American Funds Insurance Series	3

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information.

The investment adviser is currently waiving a portion of its management fee for Global Growth Fund, Global Small Capitalization Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, Capital Income Builder, American Funds Global Balanced Fund, The Bond Fund of America, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. The waivers will be in effect through at least May 1, 2024. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2024, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth Fund and American Funds Insurance Series – The Bond Fund of America. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series – International Fund and American Funds Insurance Series – The Bond Fund of America. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series – Washington Mutual Investors Fund and American Funds Insurance Series – U.S. Government Securities Fund. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income Fund and American Funds Insurance Series – The Bond Fund of America. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation Fund. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

4	American Funds Insurance Series

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since April 30,1997)	Gross expense ratio	Net expense ratio

Class 1	15.37%	20.63%	9.76%	11.20%	9.98%	0.52%	0.41%
Class 1A	15.22	20.30	9.48	10.93	9.71	0.77	0.66
Class 2	15.25	20.32	9.49	10.93	9.71	0.77	0.66
Class 4	15.09	20.00	9.21	10.66	9.45	1.02	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Gross expense ratio	Net expense ratio

Class 1	11.56%	15.84%	4.39%	7.34%	8.69%	0.70%	0.66%
Class 1A	11.43	15.54	4.13	7.08	8.43	0.95	0.91
Class 2	11.42	15.58	4.13	7.08	8.43	0.95	0.91
Class 4	11.20	15.20	3.85	6.80	8.15	1.20	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

6	American Funds Insurance Series

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	25.02%	25.10%	14.32%	15.36%	13.12%	0.34%
Class 1A	24.86	24.78	14.03	15.08	12.84	0.59
Class 2	24.87	24.80	14.03	15.07	12.84	0.59
Class 3	24.91	24.90	14.11	15.16	12.92	0.52
Class 4	24.72	24.48	13.75	14.79	12.56	0.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

American Funds Insurance Series	7

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	12.49%	15.34%	1.59%	5.06%	7.34%	0.53%
Class 1A	12.38	15.09	1.34	4.80	7.07	0.78
Class 2	12.38	15.06	1.33	4.79	7.07	0.78
Class 3	12.42	15.15	1.40	4.86	7.15	0.71
Class 4	12.27	14.83	1.08	4.53	6.81	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

8	American Funds Insurance Series

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	11.97%	14.71%	5.76%	5.96%	7.79%	0.64%	0.57%
Class 1A	11.85	14.40	5.49	5.70	7.53	0.89	0.82
Class 2	11.85	14.42	5.50	5.69	7.53	0.89	0.82
Class 4	11.72	14.13	5.24	5.43	7.26	1.14	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

American Funds Insurance Series	9

Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023†

	6 months	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Gross expense ratio	Net expense ratio

Class 1	7.89%	13.59%	8.91%	10.90%	7.18%	0.40%	0.25%
Class 1A	7.71	13.32	8.64	10.63	6.91	0.65	0.50
Class 2	7.67	13.31	8.64	10.62	6.90	0.65	0.50
Class 4	7.54	13.05	8.38	10.37	6.67	0.90	0.75

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

†	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

10	American Funds Insurance Series

Capital World Growth and Income Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Net expense ratio

Class 1	12.54%	18.35%	7.02%	8.53%	6.95%	0.53%	0.42%
Class 1A	12.39	18.09	6.77	8.28	6.69	0.78	0.67
Class 2	12.44	18.10	6.76	8.28	6.68	0.78	0.67
Class 4	12.28	17.75	6.50	8.00	6.43	1.03	0.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

American Funds Insurance Series	11

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	14.84%	19.70%	9.72%	12.11%	11.26%	0.28%
Class 1A	14.68	19.39	9.45	11.84	10.98	0.53
Class 2	14.70	19.41	9.45	11.83	10.98	0.53
Class 3	14.74	19.48	9.52	11.91	11.06	0.46
Class 4	14.55	19.10	9.17	11.55	10.71	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

12	American Funds Insurance Series

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	10.31%	15.75%	3.27%	4.48%	7.39%	0.55%
Class 1A	10.21	15.43	3.00	4.22	7.12	0.80
Class 2	10.20	15.53	3.01	4.22	7.12	0.80
Class 4	10.10	15.17	2.74	3.97	6.87	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

American Funds Insurance Series	13

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	3.67%	6.81%	5.56%	4.50%	0.41%	0.27%
Class 1A	3.54	6.55	5.30	4.25	0.66	0.52
Class 2	3.55	6.46	5.31	4.31	0.66	0.52
Class 4	3.51	6.30	5.05	3.99	0.91	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

14	American Funds Insurance Series

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since August 1, 1989)	Expense ratio

Class 1	7.07%	10.36%	6.80%	8.04%	8.31%	0.30%
Class 1A	6.97	10.07	6.53	7.78	8.05	0.55
Class 2	6.89	10.07	6.53	7.77	8.04	0.55
Class 3	6.99	10.19	6.61	7.85	8.12	0.48
Class 4	6.81	9.79	6.27	7.52	7.79	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

American Funds Insurance Series	15

American Funds Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	7.74%	10.29%	5.31%	6.01%	5.66%	0.51%	0.50%
Class 1A	7.65	10.12	5.06	5.78	5.42	0.76	0.75
Class 2	7.64	10.02	5.05	5.75	5.40	0.76	0.75
Class 4	7.55	9.87	4.79	5.59	5.23	1.01	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

16	American Funds Insurance Series

The Bond Fund of America®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Gross expense ratio	Net expense ratio

Class 1	1.55%	–1.04%	1.69%	2.03%	4.03%	0.38%	0.21%
Class 1A	1.42	–1.29	1.44	1.79	3.77	0.63	0.46
Class 2	1.53	–1.22	1.46	1.79	3.77	0.63	0.46
Class 4	1.40	–1.45	1.18	1.53	3.52	0.88	0.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

American Funds Insurance Series	17

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

Class 1	1.57%	–0.10%	–0.91%	0.42%	2.42%	0.47%
Class 1A	1.47	–0.31	–1.16	0.19	2.18	0.72
Class 2	1.48	–0.31	–1.17	0.16	2.17	0.72
Class 4	1.29	–0.63	–1.42	–0.06	1.94	0.97

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

18	American Funds Insurance Series

American High-Income Trust®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Gross expense ratio	Net expense ratio

Class 1	4.37%	8.42%	4.19%	4.43%	8.17%	0.44%	0.30%
Class 1A	4.36	8.31	3.95	4.18	7.91	0.69	0.55
Class 2	4.30	8.19	3.94	4.17	7.90	0.69	0.55
Class 3	4.43	8.41	4.03	4.25	7.98	0.62	0.48
Class 4	4.16	7.92	3.67	3.93	7.64	0.94	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

American Funds Insurance Series	19

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	0.97%	–2.25%	0.82%	1.45%	1.66%	0.40%	0.30%
Class 1A	0.83	–2.51	0.57	1.20	1.41	0.65	0.55
Class 2	0.83	–2.43	0.56	1.20	1.41	0.65	0.55
Class 4	0.70	–2.67	0.31	0.97	1.20	0.90	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

20	American Funds Insurance Series

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	2.29%	3.65%	1.30%	0.73%	3.18%	0.30%
Class 1A	2.21	3.56	1.28	0.63	2.97	0.55
Class 2	2.14	3.43	1.05	0.47	2.93	0.55
Class 3	2.22	3.53	1.11	0.56	3.00	0.48
Class 4	2.07	3.10	0.79	0.28	2.69	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets
Commercial paper	49.2%
Federal agency bills & notes	21.2
Bonds & notes of governments & government agencies outside the U.S.	17.0
U.S. Treasury bills	10.3
Other assets less liabilities	2.3
Total	100.0%

American Funds Insurance Series	21

U.S. Government Securities Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Gross expense ratio	Net expense ratio

Class 1	0.38%	–3.58%	1.15%	1.45%	5.12%	0.34%	0.24%
Class 1A	0.15	–3.93	0.89	1.20	4.86	0.59	0.49
Class 2	0.14	–3.90	0.88	1.18	4.85	0.59	0.49
Class 3	0.25	–3.77	0.96	1.26	4.93	0.52	0.42
Class 4	0.10	–4.06	0.66	0.96	4.60	0.84	0.74

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023. Refer to the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2023	Percent of net assets

22	American Funds Insurance Series

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	14.20%	10.63%	8.33%	9.18%	9.11%	0.74%	0.69%
Class P2	14.06	10.31	8.03	8.87	8.80	0.99	0.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023.

*	Periods greater than one year are annualized.

American Funds Insurance Series	23

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	4.83%	5.34%	–1.28%	1.52%	1.29%	0.93%	0.86%
Class P2	4.81	5.18	–1.53	1.17	0.95	1.18	1.11

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver and reimbursement, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023.

*	Periods greater than one year are annualized.

24	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	3.41%	4.01%	3.45%	5.62%	5.54%	0.68%	0.63%
Class P2	3.29	3.74	3.16	5.28	5.20	0.93	0.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023.

*	Periods greater than one year are annualized.

American Funds Insurance Series	25

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	8.67%	7.55%	5.35%	7.29%	7.22%	0.67%	0.62%
Class P2	8.50	7.31	5.07	6.98	6.92	0.92	0.87

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023.

*	Periods greater than one year are annualized.

26	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2023*

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	4.40%	5.19%	4.01%	5.51%	6.07%	0.70%	0.65%
Class P2	4.32	4.97	3.76	5.25	5.81	0.95	0.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023.

*	Periods greater than one year are annualized.

American Funds Insurance Series	27

Global Growth Fund
Investment portfolio June 30, 2023	unaudited

Common stocks 95.23%	Shares	Value (000)
Information technology 24.52%
Microsoft Corp.	1,640,250	$558,571
ASML Holding NV	436,031	315,630
ASML Holding NV (New York registered) (ADR)	209,558	151,877
Taiwan Semiconductor Manufacturing Company, Ltd.	9,924,200	184,941
Applied Materials, Inc.	875,000	126,472
Apple, Inc.	444,471	86,214
TE Connectivity, Ltd.	512,664	71,855
Broadcom, Inc.	75,950	65,881
NVIDIA Corp.	155,250	65,674
Samsung Electronics Co., Ltd.	785,100	43,272
Hexagon AB, Class B	2,733,712	33,661
Keyence Corp.	69,400	32,820
Capgemini SE	125,727	23,818
EPAM Systems, Inc.[1]	93,560	21,028
Shopify, Inc., Class A, subordinate voting shares[1]	178,500	11,531
Arista Networks, Inc.[1]	65,356	10,592
Salesforce, Inc.[1]	47,600	10,056
Synopsys, Inc.[1]	22,000	9,579
		1,823,472

Health care 19.49%
Novo Nordisk AS, Class B	1,758,912	284,089
UnitedHealth Group, Inc.	306,020	147,085
DexCom, Inc.[1]	969,700	124,616
ResMed, Inc.	509,000	111,217
Eli Lilly and Company	155,740	73,039
The Cigna Group	259,119	72,709
Merck & Co., Inc.	620,000	71,542
Regeneron Pharmaceuticals, Inc.[1]	95,036	68,287
AstraZeneca PLC	474,010	67,896
Pfizer, Inc.	1,632,219	59,870
Centene Corp.[1]	582,500	39,290
Gilead Sciences, Inc.	457,317	35,245
Mettler-Toledo International, Inc.[1]	25,400	33,316
Sanofi	291,000	31,196
Seagen, Inc.[1]	123,825	23,831
Bayer AG	363,860	20,116
Alnylam Pharmaceuticals, Inc.[1]	104,200	19,792
Danaher Corp.	75,500	18,120
EssilorLuxottica SA	88,074	16,668
Argenx SE (ADR)[1]	42,300	16,486
Zoetis, Inc., Class A	90,200	15,533
Vertex Pharmaceuticals, Inc.[1]	43,700	15,379
Revance Therapeutics, Inc.[1]	597,000	15,110
Catalent, Inc.[1]	287,200	12,453
agilon health, Inc.[1]	577,000	10,005
Virbac SA	33,154	9,798
Siemens Healthineers AG	163,670	9,263
Thermo Fisher Scientific, Inc.	17,472	9,116
Olympus Corp.	567,000	8,975
Bachem Holding AG2	93,403	8,156
Viatris, Inc.	110,678	1,105
EUROAPI[1]	5,869	67
		1,449,370

Consumer discretionary 15.10%
Chipotle Mexican Grill, Inc.[1]	136,100	291,118
LVMH Moët Hennessy-Louis Vuitton SE	221,218	208,769
Floor & Decor Holdings, Inc., Class A1	914,698	95,092
Cie. Financière Richemont SA, Class A	423,330	71,828
Renault SA	1,688,781	71,256
Prosus NV, Class N	664,993	48,663

28	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Evolution AB	367,568	$46,578
Booking Holdings, Inc.[1]	16,000	43,205
MGM China Holdings, Ltd.[1,2]	27,294,400	31,978
NIKE, Inc., Class B	266,500	29,414
MercadoLibre, Inc.[1]	22,250	26,357
Coupang, Inc., Class A1	1,445,604	25,153
Wynn Macau, Ltd.[1]	21,430,000	19,515
Amazon.com, Inc.[1]	147,000	19,163
Home Depot, Inc.	59,500	18,483
Melco Resorts & Entertainment, Ltd. (ADR)[1]	1,434,100	17,510
Tractor Supply Co.	75,200	16,627
Tesla, Inc.[1]	60,000	15,706
Moncler SpA	217,370	15,041
IDP Education, Ltd.[2]	802,377	11,865
		1,123,321

Financials 9.55%
Tradeweb Markets, Inc., Class A	1,527,288	104,589
AIA Group, Ltd.	9,002,200	91,851
3i Group PLC	2,792,000	69,337
Fiserv, Inc.[1]	497,600	62,772
AXA SA	1,692,893	50,014
Aon PLC, Class A	96,600	33,346
Prudential PLC	2,203,282	31,071
Blackstone, Inc.	312,000	29,007
Société Générale	1,011,450	26,330
Citigroup, Inc.	569,715	26,230
Ping An Insurance (Group) Company of China, Ltd., Class H	3,855,500	24,703
HDFC Bank, Ltd.	1,098,800	22,830
Banco Santander, SA	5,334,500	19,794
Mastercard, Inc., Class A	49,000	19,272
London Stock Exchange Group PLC	165,000	17,484
Adyen NV1	10,022	17,364
Visa, Inc., Class A	70,197	16,670
Zurich Insurance Group AG	32,005	15,206
Wells Fargo & Company	347,300	14,823
AU Small Finance Bank, Ltd.	1,416,725	13,021
The Carlyle Group, Inc.	95,600	3,054
Jackson Financial, Inc., Class A	44,327	1,357
Moscow Exchange MICEX-RTS PJSC[3]	12,640,000	—	[4]
		710,125

Industrials 7.97%
Carrier Global Corp.	1,366,400	67,924
Boeing Company[1]	309,100	65,270
Caterpillar, Inc.	231,600	56,985
MTU Aero Engines AG	167,000	43,270
Alliance Global Group, Inc.	156,400,700	38,027
Airbus SE, non-registered shares	245,400	35,474
DSV A/S	157,870	33,224
Nidec Corp.	599,400	32,947
Safran SA	156,300	24,556
GT Capital Holdings, Inc.	2,454,611	22,927
NIBE Industrier AB, Class B	2,142,588	20,365
Rentokil Initial PLC	2,380,000	18,589
Techtronic Industries Co., Ltd.	1,679,500	18,377
Daikin Industries, Ltd.	74,600	15,228
Canadian Pacific Kansas City, Ltd. (CAD denominated)	183,000	14,781
ASSA ABLOY AB, Class B	611,000	14,667
SMC Corp.	22,500	12,505
L3Harris Technologies, Inc.	62,600	12,255
Recruit Holdings Co., Ltd.	382,400	12,204

American Funds Insurance Series	29

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
BayCurrent Consulting, Inc.	321,000	$12,060
Rheinmetall AG	37,223	10,220
Schneider Electric SE	33,509	6,108
TransDigm Group, Inc.	5,500	4,918
		592,881

Consumer staples 7.86%
Philip Morris International, Inc.	1,478,000	144,282
Keurig Dr Pepper, Inc.	2,125,530	66,465
Kweichow Moutai Co., Ltd., Class A	278,166	64,860
Altria Group, Inc.	1,248,500	56,557
Pernod Ricard SA	216,053	47,735
British American Tobacco PLC	1,383,000	45,883
Nestlé SA	360,086	43,327
Monster Beverage Corp.[1]	634,204	36,429
Carrefour SA, non-registered shares	1,055,594	20,005
Costco Wholesale Corp.	35,970	19,366
Dollar Tree Stores, Inc.[1]	95,000	13,632
Simply Good Foods Co.[1]	263,800	9,652
Bunge, Ltd.	85,000	8,020
Target Corp.	60,500	7,980
		584,193

Materials 3.96%
Sherwin-Williams Company	385,500	102,358
Linde PLC	169,940	64,761
SIG Group AG1	1,798,000	49,691
Vale SA, ordinary nominative shares	1,577,389	21,156
Shin-Etsu Chemical Co., Ltd.	552,500	18,363
First Quantum Minerals, Ltd.	706,200	16,707
Corteva, Inc.	201,300	11,535
DSM-Firmenich AG	93,100	10,019
		294,590

Communication services 3.44%
Alphabet, Inc., Class A1	1,180,100	141,258
Meta Platforms, Inc., Class A1	247,923	71,149
Publicis Groupe SA	273,000	21,297
Tencent Holdings, Ltd.	297,100	12,645
Bharti Airtel, Ltd.	868,779	9,319
		255,668

Energy 3.22%
Canadian Natural Resources, Ltd. (CAD denominated)	1,647,615	92,632
Cenovus Energy, Inc. (CAD denominated)	3,151,200	53,521
Reliance Industries, Ltd.	1,080,600	33,693
Schlumberger NV	335,000	16,455
Exxon Mobil Corp.	152,500	16,356
TotalEnergies SE	200,300	11,480
Halliburton Co.	235,128	7,757
Gaztransport & Technigaz SA	75,000	7,637
Gazprom PJSC[3]	8,346,000	—	[4]
LUKOIL Oil Co. PJSC[3]	246,300	—	[4]
		239,531

Utilities 0.12%
Brookfield Infrastructure Partners, LP	247,500	9,046

Total common stocks (cost: $4,481,950,000)		7,082,197

30	American Funds Insurance Series

Global Growth Fund (continued)

Preferred securities 1.30%	Shares	Value (000)
Health care 1.05%
Sartorius AG, nonvoting non-registered preferred shares[2]	228,400	$78,324

Information technology 0.25%
Samsung Electronics Co., Ltd., nonvoting preferred shares	406,300	18,440

Total preferred securities (cost: $24,068,000)		96,764

Short-term securities 3.62%
Money market investments 3.50%
Capital Group Central Cash Fund 5.15%[5,6]	2,604,985	260,524

Money market investments purchased with collateral from securities on loan 0.12%
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.01%[5,7]	4,605,002	4,605
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.05%[5,7]	4,045,720	4,046
		8,651

Total short-term securities (cost: $269,145,000)		269,175
Total investment securities 100.15% (cost: $4,775,163,000)		7,448,136
Other assets less liabilities (0.15)%		(11,283)

Net assets 100.00%		$7,436,853

Investments in affiliates[6]

	Value of affiliate at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 6/30/2023 (000)	Dividend income (000)
Short-term securities 3.50%
Money market investments 3.50%
Capital Group Central Cash Fund 5.15%[5]	$164,535	$813,362	$717,405	$28	$4	$260,524	$5,675

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $11,345,000, which represented .15% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Rate represents the seven-day yield at 6/30/2023.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

Refer to the notes to financial statements.

American Funds Insurance Series	31

Global Small Capitalization Fund
Investment portfolio June 30, 2023	unaudited

Common stocks 95.88%	Shares	Value (000)
Industrials 19.93%
International Container Terminal Services, Inc.	11,690,490	$43,117
Visional, Inc.[1]	542,250	30,019
Saia, Inc.[1]	80,994	27,733
IMCD NV	177,337	25,508
Interpump Group SpA	454,700	25,289
Trelleborg AB, Class B	982,292	23,839
Cleanaway Waste Management, Ltd.	12,501,414	21,637
Instalco AB	4,098,065	20,452
Stericycle, Inc.[1]	415,970	19,318
Fasadgruppen Group AB	2,370,503	18,648
Wizz Air Holdings PLC[1]	487,387	16,953
The AZEK Co., Inc., Class A1	526,835	15,958
Diploma PLC	413,200	15,689
Ceridian HCM Holding, Inc.[1]	211,500	14,164
Dürr AG	426,625	13,799
EuroGroup Laminations SpA[1]	1,841,164	13,197
Rumo SA	2,802,100	12,992
CG Power and Industrial Solutions, Ltd.	2,709,008	12,514
Woodward, Inc.	105,000	12,486
Melrose Industries PLC	1,755,389	11,300
Hensoldt AG	337,689	11,084
Alfen NV1,2	162,431	10,926
Reliance Worldwide Corp., Ltd.	3,875,607	10,661
ALS, Ltd.	1,330,332	9,935
Engcon AB, Class B	1,070,647	9,547
Cargotec OYJ, Class B, non-registered shares	165,450	9,086
Comfort Systems USA, Inc.	55,327	9,085
Daiseki Co., Ltd.	313,600	8,846
XPO, Inc.[1]	142,400	8,402
Japan Airport Terminal Co., Ltd.	184,700	8,361
Boyd Group Services, Inc.	40,993	7,821
Addtech AB, Class B	353,050	7,695
Carel Industries SpA	252,900	7,627
Centre Testing International Group Co., Ltd.	2,684,839	7,214
GVS SpA[1,2]	1,192,262	7,210
Guangzhou Baiyun International Airport Co., Ltd., Class A1	3,524,879	6,971
Trex Co., Inc.[1]	102,977	6,751
Godrej Industries Ltd.[1]	1,032,000	6,521
Controladora Vuela Compañía de Aviación, SAB de CV, Class A (ADR), ordinary participation certificates[1]	460,200	6,420
KEI Industries, Ltd.	225,049	6,371
Burckhardt Compression Holding AG	9,963	5,849
SIS, Ltd.[1]	1,128,949	5,820
First Advantage Corp.[1]	361,017	5,563
Harsha Engineers International, Ltd.	970,777	5,448
ICF International, Inc.	43,592	5,422
DL E&C Co., Ltd.	177,600	4,713
Sulzer AG	54,789	4,713
Japan Elevator Service Holdings Co., Ltd.	331,056	4,350
Atkore, Inc.[1]	22,400	3,493
TELUS International (Cda), Inc., subordinate voting shares[1]	228,852	3,474
Dätwyler Holding, Inc., non-registered shares	16,159	3,447
NORMA Group SE, non-registered shares	153,947	2,842
Aalberts NV, non-registered shares	64,502	2,715
LIXIL Corp.	196,500	2,496
Antares Vision SpA[1]	281,100	2,113
ManpowerGroup, Inc.	22,631	1,797
Matson, Inc.	8,674	674
		626,075

32	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 19.22%
Melco Resorts & Entertainment, Ltd. (ADR)[1]	3,600,384	$43,961
Skechers USA, Inc., Class A1	700,000	36,862
Thor Industries, Inc.	340,472	35,239
DraftKings, Inc., Class A1	1,286,908	34,193
Five Below, Inc.[1]	165,181	32,465
Mattel, Inc.[1]	1,400,000	27,356
YETI Holdings, Inc.[1]	613,869	23,843
Entain PLC	1,424,930	23,141
TopBuild Corp.[1]	82,261	21,883
Evolution AB	164,961	20,904
Light & Wonder, Inc.[1]	299,658	20,604
NEXTAGE Co., Ltd.[2]	1,036,500	20,150
Wyndham Hotels & Resorts, Inc.	279,778	19,184
Asbury Automotive Group, Inc.[1]	74,351	17,875
Inchcape PLC	1,740,829	17,205
WH Smith PLC	828,756	16,343
HUGO BOSS AG	208,981	16,313
Lands’ End, Inc.[1,3]	2,100,000	16,296
Helen of Troy, Ltd.[1]	141,542	15,289
Domino’s Pizza Enterprises, Ltd.	471,514	14,592
Kindred Group PLC (SDR)	1,164,011	12,401
Golden Entertainment, Inc.[1]	256,800	10,734
Shoei Co., Ltd.	563,400	10,444
MRF, Ltd.	8,205	10,132
Musti Group OYJ	495,800	9,693
Tongcheng Travel Holdings, Ltd.[1]	4,538,400	9,525
NOK Corp.	602,000	8,826
Tube Investments of India, Ltd.	204,200	7,908
On Holding AG, Class A1	238,410	7,868
Compagnie Plastic Omnium SA	337,633	5,939
Ariston Holding NV	545,355	5,771
Melco International Development, Ltd.[1]	6,130,000	5,711
Haichang Ocean Park Holdings, Ltd.[1]	30,194,000	4,593
Chervon Holdings, Ltd.	1,048,800	4,151
IDP Education, Ltd.	246,810	3,650
Elior Group SA1	1,153,174	3,303
Persimmon PLC	251,990	3,285
Everi Holdings, Inc.[1]	174,900	2,529
First Watch Restaurant Group, Inc.[1]	105,725	1,787
Arco Platform, Ltd., Class A1,2	131,900	1,601
		603,549

Information technology 18.76%
eMemory Technology, Inc.	594,430	42,527
Wolfspeed, Inc.[1]	705,981	39,245
Confluent, Inc., Class A1	1,096,085	38,703
Rogers Corp.[1]	171,112	27,708
PAR Technology Corp.[1,2]	837,615	27,583
GitLab, Inc., Class A1	512,260	26,182
Nordic Semiconductor ASA[1]	2,041,037	24,786
ALTEN SA, non-registered shares	142,299	22,426
Net One Systems Co., Ltd.	973,456	21,401
SUMCO Corp.[2]	1,466,300	20,754
Credo Technology Group Holding, Ltd.[1]	1,159,609	20,108
Tanla Platforms, Ltd.	1,327,291	16,572
Pegasystems, Inc.	309,854	15,276
Silicon Laboratories, Inc.[1]	95,000	14,985
Smartsheet, Inc., Class A1	346,627	13,262
Alphawave IP Group PLC[1]	7,104,698	12,974
MACOM Technology Solutions Holdings, Inc.[1]	190,000	12,451
CCC Intelligent Solutions Holdings, Inc.[1]	1,033,074	11,581
Kingdee International Software Group Co., Ltd.[1]	8,134,224	10,921

American Funds Insurance Series	33

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
SHIFT, Inc.[1]	59,200	$10,817
Qorvo, Inc.[1]	104,345	10,646
MongoDB, Inc., Class A1	23,300	9,576
SINBON Electronics Co., Ltd.	797,550	9,491
BE Semiconductor Industries NV	86,402	9,367
Semtech Corp.[1]	362,319	9,225
INFICON Holding AG	7,397	8,923
Keywords Studios PLC	344,606	7,927
Unity Software, Inc.[1,2]	171,112	7,430
Xiamen Faratronic Co., Ltd., Class A	384,267	7,265
Topicus.com, Inc., subordinate voting shares[1]	87,540	7,180
LEM Holding SA	2,850	7,133
Tokyo Seimitsu Co., Ltd.	125,600	6,953
Extreme Networks, Inc.[1]	259,796	6,768
SentinelOne, Inc., Class A1	447,038	6,750
Cognex Corp.	116,600	6,532
OVH Groupe SAS[1,2]	591,394	6,106
Bentley Systems, Inc., Class B	111,857	6,066
MKS Instruments, Inc.	48,570	5,250
Kingboard Laminates Holdings, Ltd.	4,498,000	4,242
Softcat PLC	222,430	3,999
Globant SA1	17,730	3,186
Aspen Technology, Inc.[1]	17,052	2,858
GlobalWafers Co., Ltd.	145,000	2,327
Kingboard Holdings, Ltd.	710,000	1,946
Yotpo, Ltd.[1,4,5]	678,736	923
Maruwa Co., Ltd.	5,300	822
		589,153

Health care 14.73%
Haemonetics Corp.[1]	1,011,991	86,161
Insulet Corp.[1]	251,425	72,496
CONMED Corp.	214,975	29,213
Max Healthcare Institute, Ltd.[1]	3,187,586	23,317
Vaxcyte, Inc.[1]	319,731	15,967
Integra LifeSciences Holdings Corp.[1]	385,860	15,870
Hapvida Participações e Investimentos SA1	16,873,150	15,435
DiaSorin Italia SpA	134,308	13,978
iRhythm Technologies, Inc.[1]	132,230	13,794
Ambu AS, Class B, non-registered shares[1]	752,899	12,316
Bachem Holding AG	135,555	11,837
ICON PLC[1]	46,061	11,524
CompuGroup Medical SE & Co. KGaA	228,815	11,256
The Ensign Group, Inc.	114,846	10,963
Glenmark Pharmaceuticals, Ltd.[1]	1,222,353	10,084
Penumbra, Inc.[1]	28,870	9,933
Denali Therapeutics, Inc.[1]	327,907	9,677
Ocumension Therapeutics[1,2]	9,650,966	9,415
Guardant Health, Inc.[1]	243,104	8,703
New Horizon Health, Ltd.[1,2]	2,328,844	8,167
Encompass Health Corp.	117,866	7,981
Inhibrx, Inc.[1]	263,236	6,834
Netcare, Ltd.	8,818,088	6,750
Angelalign Technology, Inc.[2]	640,800	6,000
CanSino Biologics, Inc., Class H	1,678,600	5,627
Hypera SA, ordinary nominative shares	582,885	5,601
Shandong Pharmaceutical Glass Co., Ltd., Class A	1,250,600	4,692
Medmix AG	171,454	4,534
Masimo Corp.[1]	23,687	3,898
Amplifon SpA[2]	97,143	3,565

34	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Nordhealth AS, Class A1,2	1,279,999	$2,972
Amvis Holdings, Inc.	122,400	2,786
IDEAYA Biosciences, Inc.[1]	47,360	1,113
		462,459

Financials 8.93%
Cholamandalam Investment and Finance Co., Ltd.	2,859,647	39,809
Eurobank Ergasias Services and Holdings SA1	15,339,241	25,283
HDFC Asset Management Co., Ltd.	780,039	21,841
Euronet Worldwide, Inc.[1]	144,187	16,923
Stifel Financial Corp.	271,050	16,174
Star Health & Allied Insurance Co., Ltd.[1]	2,131,169	15,219
IIFL Finance, Ltd.	2,116,842	13,065
Janus Henderson Group PLC	440,000	11,990
Fukuoka Financial Group, Inc.	572,200	11,811
360 ONE WAM, Ltd.	2,054,000	11,376
SiriusPoint, Ltd.[1]	1,100,000	9,933
Essent Group, Ltd.	200,000	9,360
Bridgepoint Group PLC	3,459,845	8,896
Remgro, Ltd.	1,137,720	8,890
Five-Star Business Finance, Ltd.[1]	993,023	7,850
Patria Investments, Ltd., Class A2	508,200	7,267
Vontobel Holding AG	95,492	6,070
Aptus Value Housing Finance India, Ltd.	1,816,424	5,502
Aditya Birla Capital, Ltd.[1]	2,125,733	5,094
AvidXchange Holdings, Inc.[1]	489,768	5,084
Aavas Financiers, Ltd.[1]	268,552	5,041
AU Small Finance Bank, Ltd.	483,716	4,446
Glacier Bancorp, Inc.	123,330	3,844
Banco del Bajio, SA	1,000,000	3,039
Bolsa Mexicana de Valores, SAB de CV, Series A	1,373,300	2,850
Marqeta, Inc., Class A1	355,670	1,732
Capitec Bank Holdings, Ltd.	15,161	1,263
Independent Bank Group, Inc.	20,402	705
		280,357

Materials 3.97%
JSR Corp.	635,535	18,271
LANXESS AG	534,455	16,093
Zeon Corp.	1,648,100	15,980
PI Industries, Ltd.	188,382	9,011
Resonac Holdings Co., Ltd.	478,200	7,778
Kaneka Corp.	274,500	7,704
Huhtamäki OYJ	225,000	7,390
Gujarat Fluorochemicals, Ltd.[1]	197,025	7,049
Navin Fluorine International, Ltd.	125,000	6,864
Vidrala, SA, non-registered shares	64,918	6,125
Materion Corp.	51,409	5,871
Livent Corp.[1]	198,353	5,441
Lundin Mining Corp.	600,000	4,701
Mayr-Melnhof Karton AG, non-registered shares	17,479	2,559
Recticel SA/NV	175,000	2,082
Toyo Gosei Co., Ltd.	26,500	1,896
		124,815

Real estate 2.65%
Altus Group, Ltd.[2]	551,189	18,278
Embassy Office Parks REIT	4,939,400	17,527
Macrotech Developers, Ltd.	1,165,394	9,671
ESR-Logos REIT	36,822,373	9,122
JHSF Participações SA	5,823,950	6,191
Corp. Inmobiliaria Vesta, SAB de CV	1,900,000	6,164

American Funds Insurance Series	35

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Fibra Uno Administración REIT, SA de CV	3,400,000	$4,966
Mindspace Business Parks REIT	1,250,000	4,705
TAG Immobilien AG1	410,076	3,875
Ayala Land, Inc.	3,718,100	1,639
St. Joe Co.	20,462	989
		83,127

Communication services 2.44%
Lions Gate Entertainment Corp., Class B1	3,059,785	25,549
Indosat Tbk PT	38,135,167	21,944
JCDecaux SE1	976,059	19,351
Rightmove PLC	816,439	5,423
Trustpilot Group PLC[1]	2,966,832	2,568
IHS Holding, Ltd.[1]	192,833	1,886
		76,721

Energy 2.31%
Venture Global LNG, Inc., Series C1,4,5	2,760	47,549
United Tractors Tbk PT	6,273,300	9,842
Subsea 7 SA	617,043	7,676
Weatherford International[1]	82,600	5,486
Aegis Logistics, Ltd.	427,266	1,674
Helmerich & Payne, Inc.	7,700	273
		72,500

Utilities 1.50%
ENN Energy Holdings, Ltd.	1,205,597	15,066
ACEN Corp.[1]	152,135,250	14,892
Brookfield Infrastructure Corp., Class A, subordinate voting shares[2]	157,667	7,190
Neoenergia SA	1,442,015	6,394
SembCorp Industries, Ltd.	824,100	3,507
		47,049

Consumer staples 1.44%
Grocery Outlet Holding Corp.[1]	790,478	24,197
Redcare Pharmacy NV, non-registered shares[1]	146,055	15,113
Scandinavian Tobacco Group A/S	305,111	5,078
AAK AB	32,189	606
DocMorris AG1,2	9,250	403
		45,397

Total common stocks (cost: $2,337,881,000)		3,011,202

Preferred securities 0.67%
Information technology 0.66%
SmartHR, Inc., Series D, preferred shares[1,4,5]	3,006	12,304
Yotpo, Ltd., Series F, preferred shares[1,4,5]	2,158,609	2,936
Yotpo, Ltd., Series B, preferred shares[1,4,5]	287,894	391
Yotpo, Ltd., Series C, preferred shares[1,4,5]	274,070	373
Yotpo, Ltd., Series A-1, preferred shares[1,4,5]	183,819	250
Yotpo, Ltd., Series A, preferred shares[1,4,5]	89,605	122
Yotpo, Ltd., Series C-1, preferred shares[1,4,5]	75,980	103
Yotpo, Ltd., Series D, preferred shares[1,4,5]	42,368	58
Yotpo, Ltd., Series B-1, preferred shares[1,4,5]	33,838	46
Outreach Corp., Series G, preferred shares[1,4,5]	154,354	4,101
		20,684

Health care 0.01%
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,4,5]	2,931,405	196

Total preferred securities (cost: $31,674,000)		20,880

36	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Rights & warrants 0.38%	Shares	Value (000)
Information technology 0.38%
OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 1/27/2025[1,6]	526,700	$11,970

Total rights & warrants (cost: $12,265,000)		11,970

Short-term securities 4.17%
Money market investments 2.96%
Capital Group Central Cash Fund 5.15%[3,7]	928,942	92,904

Money market investments purchased with collateral from securities on loan 1.21%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.05%[7,8]	13,538,555	13,539
Capital Group Central Cash Fund 5.15%[3,7,8]	132,339	13,235
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.01%[7,8]	11,363,450	11,363
		38,137

Total short-term securities (cost: $131,016,000)		131,041
Total investment securities 101.10% (cost: $2,512,836,000)		3,175,093
Other assets less liabilities (1.10)%		(34,643)

Net assets 100.00%		$3,140,450

Investments in affiliates[3]

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)
Common stocks 0.52%
Consumer discretionary 0.52%
Lands’ End, Inc.[1]	$15,939	$—	$—		$—	$357	$16,296	$—
Short-term securities 3.38%
Money market investments 2.96%
Capital Group Central Cash Fund 5.15%[7]	95,809	237,021	239,945		12	7	92,904	2,594
Money market investments purchased with collateral from securities on loan 0.42%
Capital Group Central Cash Fund 5.15%[7,8]	23,235		10,000	[9]			13,235	—	[10]
Total short-term securities							106,139
Total 3.90%					$12	$364	$122,435	$2,594

American Funds Insurance Series	37

Global Small Capitalization Fund (continued)

Restricted securities[5]

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Venture Global LNG, Inc., Series C1,4	5/1/2015	$8,280	$47,549	1.51%
SmartHR, Inc., Series D, preferred shares[1,4]	5/28/2021	14,344	12,304	.39
Yotpo, Ltd., Series F, preferred shares[1,4]	2/25/2021	4,748	2,936	.10
Yotpo, Ltd.[1,4]	3/16/2021	1,418	923	.03
Yotpo, Ltd., Series B, preferred shares[1,4]	3/16/2021	602	391	.01
Yotpo, Ltd., Series C, preferred shares[1,4]	3/16/2021	573	373	.01
Yotpo, Ltd., Series A-1, preferred shares[1,4]	3/16/2021	384	250	.01
Yotpo, Ltd., Series A, preferred shares[1,4]	3/16/2021	187	122	.01
Yotpo, Ltd., Series C-1, preferred shares[1,4]	3/16/2021	159	103	.00	[11]
Yotpo, Ltd., Series D, preferred shares[1,4]	3/16/2021	89	58	.00	[11]
Yotpo, Ltd., Series B-1, preferred shares[1,4]	3/16/2021	71	46	.00	[11]
Outreach Corp., Series G, preferred shares[1,4]	5/27/2021	4,517	4,101	.13
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,4]	2/7/2020	6,000	196	.01
Total		$41,372	$69,352	2.21%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $61,683,000, which represented 1.96% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	Value determined using significant unobservable inputs.
[5]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $69,352,000, which represented 2.21% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $11,970,000, which represented .38% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 6/30/2023.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[11]	Amount less than .01%.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

Refer to the notes to financial statements.

38	American Funds Insurance Series

Growth Fund

Investment portfolio June 30, 2023	unaudited

Common stocks 97.70%	Shares	Value (000)
Information technology 19.62%
Microsoft Corp.	5,878,798	$2,001,966
Broadcom, Inc.	991,420	859,987
ASML Holding NV	701,108	507,511
ASML Holding NV (New York registered) (ADR)	189,937	137,657
Salesforce, Inc.[1]	1,876,667	396,465
Apple, Inc.	1,835,276	355,988
NVIDIA Corp.	722,500	305,632
Shopify, Inc., Class A, subordinate voting shares[1]	4,184,614	270,326
Cloudflare, Inc., Class A1	3,611,700	236,097
Synopsys, Inc.[1]	459,300	199,984
Applied Materials, Inc.	1,213,730	175,433
Taiwan Semiconductor Manufacturing Company, Ltd.	5,119,000	95,394
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	788,400	79,566
Motorola Solutions, Inc.	501,000	146,933
ServiceNow, Inc.[1]	233,666	131,313
Adobe, Inc.[1]	253,534	123,976
Micron Technology, Inc.	1,861,457	117,477
Wolfspeed, Inc.[1]	2,109,815	117,285
MicroStrategy, Inc., Class A1,2	236,458	80,968
Constellation Software, Inc.	38,102	78,944
Keyence Corp.	165,500	78,268
SAP SE	477,361	65,181
DocuSign, Inc.[1]	1,148,159	58,659
CDW Corp.	311,859	57,226
GoDaddy, Inc., Class A1	645,081	48,465
RingCentral, Inc., Class A1	1,465,500	47,966
MongoDB, Inc., Class A1	99,000	40,688
NetApp, Inc.	527,540	40,304
MKS Instruments, Inc.	360,705	38,992
Intel Corp.	1,136,000	37,988
Silicon Laboratories, Inc.[1]	231,815	36,566
TE Connectivity, Ltd.	218,000	30,555
Trimble, Inc.[1]	533,734	28,256
Smartsheet, Inc., Class A1	729,700	27,918
BILL Holdings, Inc.[1]	205,146	23,971
Intuit, Inc.	48,300	22,131
Atlassian Corp., Class A1	125,959	21,137
Ciena Corp.[1]	382,700	16,261
Fair Isaac Corp.[1]	17,982	14,551
Dynatrace, Inc.[1]	230,250	11,851
Palo Alto Networks, Inc.[1]	43,600	11,140
CrowdStrike Holdings, Inc., Class A1	62,700	9,209
Kulicke and Soffa Industries, Inc.	151,860	9,028
Datadog, Inc., Class A1	85,225	8,384
Enphase Energy, Inc.[1]	45,303	7,587
Stripe, Inc., Class B1,3,4	168,598	3,395
		7,214,579

Communication services 17.89%
Meta Platforms, Inc., Class A1	9,732,179	2,792,941
Netflix, Inc.[1]	3,534,737	1,557,016
Alphabet, Inc., Class C1	7,205,896	871,697
Alphabet, Inc., Class A1	2,496,033	298,775
Take-Two Interactive Software, Inc.[1]	1,259,595	185,362
Charter Communications, Inc., Class A1	441,976	162,369
Snap, Inc., Class A, nonvoting shares[1]	12,016,000	142,269
Verizon Communications, Inc.	3,720,000	138,347
Comcast Corp., Class A	3,165,988	131,547
Pinterest, Inc., Class A1	3,756,864	102,713
Frontier Communications Parent, Inc.[1]	3,168,010	59,052
T-Mobile US, Inc.[1]	408,294	56,712

American Funds Insurance Series	39

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Iridium Communications, Inc.	604,439	$37,548
Electronic Arts, Inc.	188,500	24,448
ZoomInfo Technologies, Inc.[1]	555,700	14,109
		6,574,905

Consumer discretionary 15.52%
Tesla, Inc.[1]	7,647,300	2,001,834
Amazon.com, Inc.[1]	3,330,441	434,156
D.R. Horton, Inc.	2,611,044	317,738
Home Depot, Inc.	1,021,730	317,390
Royal Caribbean Cruises, Ltd.[1]	2,197,978	228,018
Chipotle Mexican Grill, Inc.[1]	104,198	222,880
DoorDash, Inc., Class A1	2,869,400	219,280
Airbnb, Inc., Class A1	1,544,000	197,879
LVMH Moët Hennessy-Louis Vuitton SE	158,000	149,109
Tractor Supply Co.	620,446	137,181
Evolution AB	1,047,654	132,758
Hermès International	61,000	132,702
Norwegian Cruise Line Holdings, Ltd.[1]	5,591,100	121,718
Aramark	2,477,864	106,672
adidas AG	513,503	99,596
Amadeus IT Group SA, Class A, non-registered shares	1,300,613	99,160
O’Reilly Automotive, Inc.[1]	79,800	76,233
Booking Holdings, Inc.[1]	23,023	62,170
Toll Brothers, Inc.	744,683	58,882
Etsy, Inc.[1]	630,310	53,331
Darden Restaurants, Inc.	308,568	51,556
NIKE, Inc., Class B	467,106	51,554
Las Vegas Sands Corp.[1]	845,000	49,010
YUM! Brands, Inc.	275,700	38,198
Floor & Decor Holdings, Inc., Class A1	355,300	36,937
Salvatore Ferragamo SpA[2]	2,174,477	35,824
Polaris, Inc.	280,000	33,860
Burlington Stores, Inc.[1]	197,450	31,077
VF Corp.	1,614,746	30,826
Helen of Troy, Ltd.[1]	269,597	29,122
Adient PLC[1]	722,000	27,667
Caesars Entertainment, Inc.[1]	532,514	27,142
NVR, Inc.[1]	3,395	21,560
Skyline Champion Corp.[1]	259,241	16,967
Flutter Entertainment PLC (CDI)[1]	65,253	13,106
Flutter Entertainment PLC[1]	8,614	1,734
Hilton Worldwide Holdings, Inc.	100,828	14,676
YETI Holdings, Inc.[1]	372,600	14,472
Service Corp. International	200,000	12,918
		5,706,893

Health care 14.09%
Regeneron Pharmaceuticals, Inc.[1]	1,068,751	767,940
Intuitive Surgical, Inc.[1]	2,058,000	703,713
UnitedHealth Group, Inc.	1,202,858	578,142
Alnylam Pharmaceuticals, Inc.[1]	2,109,316	400,643
Seagen, Inc.[1]	1,832,651	352,712
Vertex Pharmaceuticals, Inc.[1]	879,601	309,540
Thermo Fisher Scientific, Inc.	525,500	274,180
Eli Lilly and Company	458,748	215,144
Centene Corp.[1]	2,975,690	200,710
Moderna, Inc.[1]	1,271,838	154,528
Edwards Lifesciences Corp.[1]	1,471,694	138,825
NovoCure, Ltd.[1]	2,216,243	91,974
AstraZeneca PLC	550,784	78,893
Karuna Therapeutics, Inc.[1]	354,222	76,813

40	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Novo Nordisk AS, Class B	425,517	$68,727
Molina Healthcare, Inc.[1]	205,507	61,907
R1 RCM, Inc.[1,2]	3,162,865	58,355
Guardant Health, Inc.[1]	1,545,803	55,340
Danaher Corp.	216,235	51,896
Zoetis, Inc., Class A	297,320	51,201
Bristol-Myers Squibb Company	796,057	50,908
Verily Life Sciences, LLC[1,3,4]	300,178	45,222
Align Technology, Inc.[1]	121,000	42,790
Abbott Laboratories	384,981	41,971
Ascendis Pharma AS (ADR)[1]	437,553	39,052
Veeva Systems, Inc., Class A1	186,440	36,865
Mettler-Toledo International, Inc.[1]	26,000	34,103
Catalent, Inc.[1]	704,073	30,529
Exact Sciences Corp.[1]	276,000	25,916
GE HealthCare Technologies, Inc.	312,599	25,396
agilon health, Inc.[1]	1,405,448	24,370
Humana, Inc.	52,000	23,251
DexCom, Inc.[1]	148,800	19,122
CRISPR Therapeutics AG1	262,678	14,747
Pacific Biosciences of California, Inc.[1]	1,102,052	14,657
Galapagos NV1	231,294	9,412
Ultragenyx Pharmaceutical, Inc.[1]	161,278	7,440
Biohaven, Ltd.[1]	65,550	1,568
Sana Biotechnology, Inc.[1,2]	179,600	1,070
		5,179,572

Industrials 12.12%
Uber Technologies, Inc.[1]	14,666,767	633,164
TransDigm Group, Inc.	698,282	624,383
Delta Air Lines, Inc.	7,215,000	343,001
Carrier Global Corp.	5,403,661	268,616
Jacobs Solutions, Inc.	2,169,000	257,872
United Rentals, Inc.	463,100	206,251
Caterpillar, Inc.	715,348	176,011
Ryanair Holdings PLC (ADR)[1]	1,500,325	165,936
Ryanair Holdings PLC[1]	96,554	1,817
General Electric Co.	1,414,588	155,393
Waste Connections, Inc.	1,008,159	144,096
MTU Aero Engines AG	541,769	140,375
Airbus SE, non-registered shares	955,893	138,179
United Airlines Holdings, Inc.[1]	2,195,376	120,460
Old Dominion Freight Line, Inc.	323,000	119,429
Alaska Air Group, Inc.[1]	2,000,000	106,360
Robert Half International, Inc.	1,300,500	97,824
Boeing Company[1]	385,500	81,402
Equifax, Inc.	290,691	68,400
Ceridian HCM Holding, Inc.[1]	1,005,539	67,341
Genpact, Ltd.	1,524,231	57,265
Northrop Grumman Corp.	121,535	55,396
Quanta Services, Inc.	238,000	46,755
Axon Enterprise, Inc.[1]	233,551	45,571
AMETEK, Inc.	253,600	41,053
Advanced Drainage Systems, Inc.	350,426	39,871
Rockwell Automation	118,900	39,172
Canadian Pacific Kansas City, Ltd.	456,300	36,855
ITT, Inc.	343,000	31,971
HEICO Corp.	179,400	31,743
Dun & Bradstreet Holdings, Inc.	2,339,500	27,068
Saia, Inc.[1]	75,433	25,829
Safran SA	160,243	25,176

American Funds Insurance Series	41

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Armstrong World Industries, Inc.	297,461	$21,852
Paylocity Holding Corp.[1]	65,763	12,135
Einride AB1,3,4	78,648	2,804
		4,456,826

Financials 6.59%
Visa, Inc., Class A	2,482,783	589,611
Mastercard, Inc., Class A	610,368	240,058
Fiserv, Inc.[1]	1,833,900	231,346
Bank of America Corp.	7,760,600	222,652
KKR & Co., Inc.	2,409,043	134,906
Apollo Asset Management, Inc.	1,557,942	119,666
Toast, Inc., Class A1,2	4,137,957	93,394
Marsh & McLennan Companies, Inc.	403,461	75,883
T. Rowe Price Group, Inc.	642,000	71,917
Blackstone, Inc.	738,000	68,612
MSCI, Inc.	129,390	60,721
Aon PLC, Class A	155,700	53,748
JPMorgan Chase & Co.	313,702	45,625
Ryan Specialty Holdings, Inc., Class A1	870,000	39,054
Arch Capital Group, Ltd.[1]	492,472	36,862
Capital One Financial Corp.	335,500	36,694
Progressive Corp.	265,951	35,204
Blue Owl Capital, Inc., Class A	2,891,712	33,688
Block, Inc., Class A1	475,088	31,627
Ares Management Corp., Class A	310,500	29,917
Brookfield Asset Management, Ltd., Class A	826,188	26,958
Tradeweb Markets, Inc., Class A	390,000	26,707
S&P Global, Inc.	64,900	26,018
Wells Fargo & Company	593,000	25,309
Goldman Sachs Group, Inc.	64,250	20,723
Nasdaq, Inc.	411,500	20,513
Morgan Stanley	161,174	13,764
Trupanion, Inc.[1,2]	519,075	10,215
		2,421,392

Energy 4.33%
Halliburton Co.	12,143,661	400,620
Canadian Natural Resources, Ltd. (CAD denominated)	6,534,500	367,382
EOG Resources, Inc.	1,836,699	210,192
Schlumberger NV	3,952,000	194,122
EQT Corp.	2,798,000	115,082
Cenovus Energy, Inc. (CAD denominated)	6,046,800	102,701
Tourmaline Oil Corp.	2,061,700	97,144
Hess Corp.	354,000	48,126
ConocoPhillips	324,408	33,612
MEG Energy Corp.[1]	830,000	13,157
Equitrans Midstream Corp.	936,942	8,957
		1,591,095

Consumer staples 3.92%
Dollar Tree Stores, Inc.[1]	1,909,701	274,042
Dollar General Corp.	1,389,679	235,940
Performance Food Group Co.[1]	3,559,500	214,424
Target Corp.	1,400,000	184,660
Costco Wholesale Corp.	249,200	134,164
Kroger Co.	2,066,000	97,102
Constellation Brands, Inc., Class A	320,900	78,983
Monster Beverage Corp.[1]	983,479	56,491
Keurig Dr Pepper, Inc.	1,562,000	48,844
Molson Coors Beverage Company, Class B, restricted voting shares	608,423	40,059

42	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Estée Lauder Companies, Inc., Class A	197,486	$38,782
Philip Morris International, Inc.	201,113	19,633
British American Tobacco PLC	484,684	16,080
		1,439,204

Materials 2.45%
Wheaton Precious Metals Corp.	3,674,000	158,790
Silgan Holdings, Inc.	2,858,000	134,012
Linde PLC	338,760	129,095
Grupo México, SAB de CV, Series B	21,150,000	101,827
ATI, Inc.[1]	2,070,860	91,594
CF Industries Holdings, Inc.	1,006,500	69,871
Royal Gold, Inc.	599,000	68,753
Franco-Nevada Corp.	390,000	55,585
Olin Corp.	550,660	28,298
Mosaic Co.	684,500	23,957
Summit Materials, Inc., Class A	570,855	21,607
Barrick Gold Corp.	1,103,000	18,674
		902,063

Utilities 0.73%
PG&E Corp.[1]	9,227,065	159,444
Constellation Energy Corp.	799,127	73,160
AES Corp.	1,085,884	22,510
Edison International	199,191	13,834
		268,948

Real estate 0.44%
Zillow Group, Inc., Class C, nonvoting shares[1]	1,568,375	78,826
Crown Castle, Inc. REIT	381,000	43,411
Equinix, Inc. REIT	51,784	40,596
		162,833

Total common stocks (cost: $19,742,913,000)		35,918,310

Preferred securities 0.31%
Information technology 0.29%
Stripe, Inc., Series I, 6.00% noncumulative preferred shares[1,3,4]	2,763,342	55,638
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4]	52,656	1,060
PsiQuantum Corp., Series D, preferred shares[1,3,4]	906,761	24,301
Samsung Electronics Co., Ltd., nonvoting preferred shares	489,101	22,198
Tipalti Solutions, Ltd., Series F, preferred shares[1,3,4]	406,310	2,218
		105,415

Industrials 0.02%
ABL Space Systems Co., Series B2, preferred shares[1,3,4]	153,713	4,908
Einride AB, Series C, preferred shares[1,3,4]	77,647	2,640
		7,548

Total preferred securities (cost: $121,925,000)		112,963

Convertible stocks 0.02%
Financials 0.02%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023	125,800	8,316

Total convertible stocks (cost: $7,758,000)		8,316

American Funds Insurance Series	43

Growth Fund (continued)

Convertible bonds & notes 0.01%	Principal amount (000)		Value (000)
Consumer staples 0.01%
JUUL Labs, Inc., convertible notes, 7.00% PIK 2/3/2025[3,4,5]	USD	48,099	$3,434

Total convertible bonds & notes (cost: $43,662,000)			3,434

Bonds, notes & other debt instruments 0.05%
Corporate bonds, notes & loans 0.05%
Consumer discretionary 0.05%
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[6]		19,060	17,793

Total bonds, notes & other debt instruments (cost: $14,502,000)			17,793

Short-term securities 2.14%		Shares
Money market investments 2.07%
Capital Group Central Cash Fund 5.15%[7,8]		7,604,200	760,496

Money market investments purchased with collateral from securities on loan 0.07%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.05%[7,9]		9,611,308	9,612
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.01%[7,9]		9,440,918	9,441
Capital Group Central Cash Fund 5.15%[7,8,9]		67,093	6,710
			25,763

Total short-term securities (cost: $786,036,000)			786,259
Total investment securities 100.23% (cost: $20,716,796,000)			36,847,075
Other assets less liabilities (0.23)%			(82,747)

Net assets 100.00%			$36,764,328

Investments in affiliates[8]

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)
Short-term securities 2.09%
Money market investments 2.07%
Capital Group Central Cash Fund 5.15%[7]	$1,142,555	$2,047,669	$2,429,917		$184	$5	$760,496	$26,412
Money market investments purchased with collateral from securities on loan 0.02%
Capital Group Central Cash Fund 5.15%[7,9]	24,410		17,700	[10]			6,710	—	[11]
Total 2.09%					$184	$5	$767,206	$26,412

44	American Funds Insurance Series

Growth Fund (continued)

Restricted securities[4]
	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Stripe, Inc., Series I, 6.00% noncumulative preferred shares[1,3]	3/15/2023	$55,638	$55,638	.15%
Stripe, Inc., Class B1,3	5/6/2021	6,766	3,395	.01
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3]	3/15/2021	2,113	1,060	.0012
Verily Life Sciences, LLC[1,3]	12/21/2018	37,000	45,222	.12
PsiQuantum Corp., Series D, preferred shares[1,3]	5/28/2021	23,781	24,301	.07
Einride AB1,3	2/1/2023	2,674	2,804	.01
Einride AB, Series C, preferred shares[1,3]	11/23/2022	2,640	2,640	.01
ABL Space Systems Co., Series B2, preferred shares[1,3]	10/22/2021	10,452	4,908	.01
JUUL Labs, Inc., convertible notes, 7.00% PIK 2/3/2025[3,5]	2/3/2020-5/3/2023	43,662	3,434	.01
Tipalti Solutions, Ltd., Series F, preferred shares[1,3]	12/1/2021	6,956	2,218	.01
Total		$191,682	$145,620	.40%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $27,798,000, which represented .08% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $145,620,000, which represented .40% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $17,793,000, which represented .05% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 6/30/2023.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[12]	Amount less than .01%.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

PIK = Payment In Kind

REIT = Real Estate Investment

Trust USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	45

International Fund	unaudited
Investment portfolio June 30, 2023

Common stocks 95.95%	Shares	Value (000)
Industrials 16.31%
Airbus SE, non-registered shares	1,603,511	$231,796
Recruit Holdings Co., Ltd.	4,813,889	153,628
Safran SA	698,073	109,675
Melrose Industries PLC	12,204,660	78,564
Siemens AG	385,532	64,171
MTU Aero Engines AG	229,720	59,522
DSV A/S	230,223	48,451
Ashtead Group PLC	645,000	44,789
Thales SA	271,438	40,631
Techtronic Industries Co., Ltd.	3,599,500	39,386
NIBE Industrier AB, Class B	3,485,992	33,134
Legrand SA	305,587	30,315
International Container Terminal Services, Inc.	7,953,240	29,333
Rumo SA	6,131,077	28,426
Diploma PLC	599,545	22,765
Shenzhen Inovance Technology Co., Ltd., Class A	2,350,967	20,806
Grab Holdings, Ltd., Class A1	5,356,295	18,372
ZTO Express (Cayman), Inc., Class A (ADR)	595,154	14,926
DHL Group	253,300	12,369
AB Volvo, Class B	537,810	11,155
Airports of Thailand PCL, foreign registered shares[1]	5,078,900	10,366
Kingspan Group PLC	153,796	10,240
Larsen & Toubro, Ltd.	290,071	8,747
Fluidra, SA, non-registered shares	432,985	8,433
Bureau Veritas SA	292,900	8,034
TELUS International (Cda), Inc., subordinate voting shares[1,2]	526,752	7,996
Astra International Tbk PT	15,845,900	7,220
CCR SA, ordinary nominative shares	1,865,765	5,475
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	846,334	3,535
		1,162,260

Information technology 15.18%
SK hynix, Inc.	3,170,752	279,579
Shopify, Inc., Class A, subordinate voting shares[1]	3,657,025	236,244
ASML Holding NV	180,335	130,539
Taiwan Semiconductor Manufacturing Company, Ltd.	6,501,000	121,148
NICE, Ltd. (ADR)[1]	382,500	78,986
NXP Semiconductors NV	173,200	35,451
Samsung Electronics Co., Ltd.	631,500	34,806
Lasertec Corp.[2]	214,511	32,421
Fujitsu, Ltd.	246,200	31,742
Disco Corp.	146,500	23,177
OBIC Co., Ltd.	108,800	17,443
Constellation Software, Inc.	7,730	16,016
Dassault Systemes SE	277,000	12,284
SAP SE	60,985	8,327
Tata Consultancy Services, Ltd.	185,186	7,472
Canva, Inc.[1,3,4]	4,819	5,885
Renesas Electronics Corp.[1]	300,600	5,689
Infosys, Ltd.	305,452	4,951
		1,082,160

Health care 12.98%
Daiichi Sankyo Company, Ltd.	9,749,808	309,180
Novo Nordisk AS, Class B	1,250,591	201,988
Olympus Corp.	5,036,100	79,716
Bayer AG	958,036	52,966
Siemens Healthineers AG	810,600	45,878
Grifols, SA, Class A, non-registered shares[1]	2,789,283	35,774
Grifols, SA, Class B (ADR)[1]	793,690	7,270
Eurofins Scientific SE, non-registered shares	525,037	33,350
AstraZeneca PLC	201,300	28,834

46	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Takeda Pharmaceutical Company, Ltd.	690,800	$21,713
M3, Inc.	963,135	20,822
HOYA Corp.	148,500	17,714
Sanofi	153,524	16,458
Insulet Corp.[1]	46,653	13,452
Ambu AS, Class B, non-registered shares[1]	662,880	10,843
WuXi Biologics (Cayman), Inc.[1]	2,168,166	10,447
WuXi AppTec Co., Ltd., Class H	920,200	7,393
WuXi AppTec Co., Ltd., Class A	288,960	2,489
bioMérieux SA	52,046	5,462
Hapvida Participações e Investimentos SA1	3,777,281	3,455
		925,204

Materials 11.04%
First Quantum Minerals, Ltd.	11,403,572	269,778
Fortescue Metals Group, Ltd.	12,796,750	190,582
Shin-Etsu Chemical Co., Ltd.	2,617,500	86,997
Glencore PLC	12,159,588	68,976
Vale SA (ADR), ordinary nominative shares	3,943,205	52,918
Vale SA, ordinary nominative shares	264,281	3,544
Ivanhoe Mines, Ltd., Class A1,2	3,403,051	31,083
JSR Corp.	787,000	22,625
Wacker Chemie AG	147,773	20,279
Linde PLC	35,287	13,447
Air Liquide SA, non-registered shares	61,482	11,023
DSM-Firmenich AG	82,598	8,889
BASF SE	136,760	6,640
		786,781

Consumer discretionary 10.79%
MercadoLibre, Inc.[1]	120,397	142,622
Evolution AB	699,962	88,699
Sony Group Corp.	868,100	77,867
Flutter Entertainment PLC[1]	357,914	72,035
Flutter Entertainment PLC (CDI)[1]	17,996	3,615
LVMH Moët Hennessy-Louis Vuitton SE	76,982	72,650
Entain PLC	4,112,405	66,786
Ferrari NV (EUR denominated)	177,292	58,043
adidas AG	275,290	53,394
Maruti Suzuki India, Ltd.	398,600	47,648
Coupang, Inc., Class A1	1,150,314	20,015
Dowlais Group PLC[1]	12,204,660	19,676
Cie. Financière Richemont SA, Class A	103,117	17,496
InterContinental Hotels Group PLC	155,468	10,736
Burberry Group PLC	338,176	9,101
Aptiv PLC[1]	84,000	8,576
		768,959

Financials 8.99%
Kotak Mahindra Bank, Ltd.	7,207,964	162,321
AIA Group, Ltd.	11,919,676	121,618
Nu Holdings, Ltd., Class A1	10,961,215	86,484
Aegon NV	12,263,736	62,112
HDFC Bank, Ltd.	2,216,455	46,051
HDFC Bank, Ltd. (ADR)	207,750	14,480
Bajaj Finance, Ltd.	396,342	34,681
Axis Bank, Ltd.	2,029,545	24,492
ING Groep NV	1,354,776	18,296
FinecoBank SpA	1,211,135	16,337
B3 SA - Brasil, Bolsa, Balcao	4,413,000	13,465
China Merchants Bank Co., Ltd., Class A	2,726,800	12,352
Bajaj Finserv, Ltd.	325,950	6,082

American Funds Insurance Series	47

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Allfunds Group PLC	974,588	$5,959
China Pacific Insurance (Group) Co., Ltd., Class H	2,236,800	5,792
ICICI Bank, Ltd.	485,000	5,543
Futu Holdings, Ltd. (ADR)[1,2]	119,972	4,768
		640,833

Energy 8.64%
Reliance Industries, Ltd.	7,522,542	234,555
Canadian Natural Resources, Ltd. (CAD denominated)	2,200,639	123,724
Woodside Energy Group, Ltd.	3,071,566	71,133
TotalEnergies SE	1,147,298	65,755
Cenovus Energy, Inc. (CAD denominated)	3,289,364	55,868
Neste OYJ	1,237,003	47,675
Shell PLC (GBP denominated)	573,839	17,085
		615,795

Communication services 6.52%
Sea, Ltd., Class A (ADR)[1]	3,230,406	187,493
Bharti Airtel, Ltd.	10,221,902	109,642
Bharti Airtel, Ltd., interim shares	644,900	3,825
Universal Music Group NV	1,717,633	38,162
Informa PLC	3,630,108	33,463
Tencent Holdings, Ltd.	705,800	30,041
Ubisoft Entertainment SA1	800,864	22,637
SoftBank Group Corp.	406,900	19,312
Singapore Telecommunications, Ltd.	5,800,500	10,747
Vivendi SE	811,801	7,484
Yandex NV, Class A1	157,000	2,218
		465,024

Consumer staples 3.52%
Danone SA	878,392	53,825
Kweichow Moutai Co., Ltd., Class A	218,023	50,837
Seven & i Holdings Co., Ltd.	1,044,300	45,153
Treasury Wine Estates, Ltd.	3,953,315	29,704
Kobe Bussan Co., Ltd.	1,115,700	28,841
JBS SA	3,640,000	13,273
Essity Aktiebolag, Class B	331,455	8,822
Nestlé SA	65,808	7,918
Diageo PLC	177,187	7,601
Pernod Ricard SA	22,974	5,076
		251,050

Utilities 1.38%
ENN Energy Holdings, Ltd.	7,292,228	91,129
SembCorp Industries, Ltd.	1,647,600	7,012
		98,141

Real estate 0.60%
ESR Group, Ltd.	14,852,600	25,570
China Resources Mixc Lifestyle Services, Ltd.	2,244,600	11,167
Ayala Land, Inc.	14,181,500	6,251
		42,988

Total common stocks (cost: $5,274,387,000)		6,839,195

Preferred securities 0.54%
Health care 0.29%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	2,274,930	20,673

48	American Funds Insurance Series

International Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Consumer discretionary 0.13%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	76,781	$9,530

Financials 0.11%
Itaú Unibanco Holding SA, preferred nominative shares	1,308,816	7,768

Information technology 0.01%
Canva, Inc., Series A, noncumulative preferred shares[1,3,4]	422	516
Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4]	18	22
Canva, Inc., Series A-4, noncumulative preferred shares[1,3,4]	1	1
		539

Total preferred securities (cost: $55,332,000)		38,510

Rights & warrants 0.09%
Health care 0.09%
WuXi AppTec Co., Ltd., Class A, warrants, expire 11/21/2023[1,5]	729,706	6,285

Total rights & warrants (cost: $8,772,000)		6,285

Short-term securities 2.77%
Money market investments 2.74%
Capital Group Central Cash Fund 5.15%[6,7]	1,955,955	195,615

Money market investments purchased with collateral from securities on loan 0.03%
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.01%[6,8]	1,699,039	1,699
Capital Group Central Cash Fund 5.15%[6,7,8]	4,222	422
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.05%[6,8]	175,418	176
		2,297

Total short-term securities (cost: $197,855,000)		197,912
Total investment securities 99.35% (cost: $5,536,346,000)		7,081,902
Other assets less liabilities 0.65%		46,054

Net assets 100.00%		$7,127,956

Investments in affiliates7

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)
Short-term securities 2.75%
Money market investments 2.74%
Capital Group Central Cash Fund 5.15%[6]	$306,023	$381,566	$492,024	$42	$8	$195,615	$5,681
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.15%[6,8]	422					422	—	[9]
Total 2.75%				$42	$8	$196,037	$5,681

American Funds Insurance Series	49

International Fund (continued)

Restricted securities4

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Canva, Inc.[1,3]	8/26/2021-11/4/2021	$8,215	$5,885	.08%
Canva, Inc., Series A, noncumulative preferred shares[1,3]	11/4/2021	719	516	.01
Canva, Inc., Series A-3, noncumulative preferred shares[1,3]	11/4/2021	31	22	.00	[10]
Canva, Inc., Series A-4, noncumulative preferred shares[1,3]	11/4/2021	2	1	.00	[10]
Total		$8,967	$6,424	.09%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $22,230,000, which represented .31% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $6,424,000, which represented .09% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,285,000, which represented .09% of the net assets of the fund.
[6]	Rate represents the seven-day yield at 6/30/2023.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[10]	Amount less than .01%.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

Refer to the notes to financial statements.

50	American Funds Insurance Series

New World Fund	unaudited
Investment portfolio June 30, 2023

Common stocks 90.65%	Shares	Value (000)
Financials 14.66%
Kotak Mahindra Bank, Ltd.	2,384,734	$53,703
AIA Group, Ltd.	3,711,800	37,872
HDFC Bank, Ltd.	1,726,442	35,870
B3 SA - Brasil, Bolsa, Balcao	10,314,336	31,472
Ping An Insurance (Group) Company of China, Ltd., Class H	3,647,344	23,369
Capitec Bank Holdings, Ltd.	238,370	19,854
AU Small Finance Bank, Ltd.	1,861,927	17,113
Bank Central Asia Tbk PT	27,651,300	17,046
ICICI Bank, Ltd.	909,991	10,401
ICICI Bank, Ltd. (ADR)	280,339	6,470
Nu Holdings, Ltd., Class A1	2,097,110	16,546
Mastercard, Inc., Class A	41,629	16,373
XP, Inc., Class A1	630,152	14,783
Bank Mandiri (Persero) Tbk PT	35,224,400	12,334
Visa, Inc., Class A	45,982	10,920
Shriram Finance, Ltd.	482,099	10,203
Bajaj Finance, Ltd.	104,921	9,181
Eurobank Ergasias Services and Holdings SA1	5,195,798	8,564
Discovery, Ltd.[1]	1,002,954	7,750
UniCredit SpA	312,716	7,293
Bank Rakyat Indonesia (Persero) Tbk PT	19,379,000	7,044
Edenred SA	96,426	6,457
Bank of the Philippine Islands	3,235,588	6,392
China Merchants Bank Co., Ltd., Class H	1,387,500	6,310
Bank of Baroda	2,620,540	6,100
PagSeguro Digital, Ltd., Class A1	616,655	5,821
Industrial and Commercial Bank of China, Ltd., Class H	10,655,000	5,687
Erste Group Bank AG	160,960	5,652
Bank of Ningbo Co., Ltd., Class A	1,461,600	5,109
Banco Bilbao Vizcaya Argentaria, SA	661,833	5,103
Axis Bank, Ltd.	383,495	4,628
Alpha Services and Holdings SA1	2,455,612	4,026
Canara Bank	1,089,787	4,024
United Overseas Bank, Ltd.	160,000	3,317
Bajaj Finserv, Ltd.	176,172	3,287
China Pacific Insurance (Group) Co., Ltd., Class H	1,268,800	3,286
Aon PLC, Class A	9,274	3,201
Grupo Financiero Banorte, SAB de CV, Series O	380,087	3,136
National Bank of Greece SA1	461,283	2,999
Ngern Tid Lor PCL, foreign registered shares	4,337,950	2,846
DBS Group Holdings, Ltd.	119,573	2,796
East Money Information Co., Ltd., Class A	1,403,147	2,753
Max Financial Services, Ltd.[1]	276,426	2,734
Moody’s Corp.	7,817	2,718
Piramal Enterprises, Ltd.	224,052	2,576
Postal Savings Bank of China Co., Ltd., Class H	3,924,000	2,421
Euronet Worldwide, Inc.[1]	19,369	2,273
Hong Kong Exchanges and Clearing, Ltd.	58,600	2,229
S&P Global, Inc.	5,172	2,073
Prudential PLC	117,401	1,656
China Construction Bank Corp., Class H	1,934,000	1,254
Société Générale	38,740	1,008
TISCO Financial Group PCL, foreign registered shares	314,900	865
StoneCo, Ltd., Class A1	66,035	841
PB Fintech, Ltd.[1]	91,463	780
Türkiye Garanti Bankasi AS	525,956	652
Akbank TAS	694,966	543
Lufax Holding, Ltd. (ADR)	235,400	337
Standard Bank Group, Ltd.	25,200	238

American Funds Insurance Series	51

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Network International Holdings PLC[1]	44,787	$218
Moscow Exchange MICEX-RTS PJSC[2]	438,203	—	[3]
Sberbank of Russia PJSC[2]	2,662,164	—	[3]
		492,507

Information technology 13.31%
Microsoft Corp.	287,276	97,829
Taiwan Semiconductor Manufacturing Company, Ltd.	3,651,000	68,038
Broadcom, Inc.	39,912	34,621
ASML Holding NV	47,468	34,361
Apple, Inc.	114,469	22,204
Wolfspeed, Inc.[1]	321,162	17,853
SK hynix, Inc.	182,698	16,109
NVIDIA Corp.	30,935	13,086
Synopsys, Inc.[1]	26,832	11,683
Tata Consultancy Services, Ltd.	268,866	10,848
Keyence Corp.	22,600	10,688
Micron Technology, Inc.	163,658	10,328
SAP SE	57,592	7,864
ASM International NV	17,927	7,624
Cognizant Technology Solutions Corp., Class A	106,943	6,981
Capgemini SE	35,356	6,698
Infosys, Ltd. (ADR)	332,266	5,339
Infosys, Ltd.	65,336	1,059
Samsung Electronics Co., Ltd.	113,953	6,281
Accenture PLC, Class A	19,360	5,974
Tokyo Electron, Ltd.	40,000	5,728
EPAM Systems, Inc.[1]	22,876	5,141
NICE, Ltd. (ADR)[1]	22,182	4,581
Xiamen Faratronic Co., Ltd., Class A	221,800	4,194
Nokia Corp.	949,741	3,986
TE Connectivity, Ltd.	25,325	3,550
Applied Materials, Inc.	19,715	2,850
Silergy Corp.	226,376	2,830
MediaTek, Inc.	109,000	2,419
Kingdee International Software Group Co., Ltd.[1]	1,800,000	2,417
Trimble, Inc.[1]	39,778	2,106
Coforge, Ltd.	33,028	1,901
KLA Corp.	3,477	1,686
Hamamatsu Photonics KK	32,400	1,591
Logitech International SA4	26,456	1,573
Globant SA1	7,546	1,356
Atlassian Corp., Class A1	7,099	1,191
Disco Corp.	6,300	997
MKS Instruments, Inc.	7,581	819
Canva, Inc.[1,2,5]	385	470
Intel Corp.	3,575	120
		446,974

Industrials 13.04%
Airbus SE, non-registered shares	358,867	51,876
General Electric Co.	222,693	24,463
Larsen & Toubro, Ltd.	707,114	21,323
Safran SA	135,073	21,222
Shenzhen Inovance Technology Co., Ltd., Class A	2,238,574	19,811
DSV A/S	93,966	19,775
Copa Holdings, SA, Class A	166,717	18,436
IMCD NV	125,558	18,060
Carrier Global Corp.	337,420	16,773
Rumo SA	3,573,255	16,567
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	3,188,388	13,316
Grab Holdings, Ltd., Class A1	3,839,148	13,168

52	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
International Container Terminal Services, Inc.	3,562,350	$13,139
Astra International Tbk PT	27,246,500	12,415
Daikin Industries, Ltd.	50,800	10,370
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	422,047	7,575
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	10,485	1,874
Caterpillar, Inc.	37,485	9,223
ZTO Express (Cayman), Inc., Class A (ADR)	324,378	8,135
InPost SA1	744,921	8,083
TransDigm Group, Inc.	8,524	7,622
CCR SA, ordinary nominative shares	2,313,906	6,790
BAE Systems PLC	533,775	6,298
Contemporary Amperex Technology Co., Ltd., Class A	189,564	5,986
Thales SA	38,028	5,692
Wizz Air Holdings PLC[1]	162,803	5,663
Techtronic Industries Co., Ltd.	475,000	5,198
Boeing Company[1]	24,171	5,104
Jiangsu Hengli Hydraulic Co., Ltd., Class A	570,564	5,054
SMC Corp.	8,900	4,947
Mitsui & Co., Ltd.	128,500	4,835
Siemens AG	27,001	4,494
TELUS International (Cda), Inc., subordinate voting shares[1,4]	284,781	4,323
Interpump Group SpA	76,471	4,253
Bharat Electronics, Ltd.	2,642,606	4,058
Raytheon Technologies Corp.	38,466	3,768
Spirax-Sarco Engineering PLC	20,921	2,756
Legrand SA	27,553	2,733
ABB, Ltd.	68,631	2,701
Bureau Veritas SA	96,885	2,658
Centre Testing International Group Co., Ltd.	927,496	2,492
Epiroc AB, Class B	148,206	2,397
Suzhou Maxwell Technologies Co., Ltd., Class A	99,660	2,324
Hitachi, Ltd.	31,200	1,931
Wuxi Lead Intelligent Equipment Co., Ltd., Class A	291,900	1,456
GT Capital Holdings, Inc.	128,260	1,198
Teleperformance SE4	6,774	1,137
Haitian International Holdings, Ltd.	485,000	1,133
Nidec Corp.	17,700	973
Vicor Corp.[1]	15,480	836
Schneider Electric SE	4,375	797
Experian PLC	20,695	795
		438,006

Health care 12.15%
Novo Nordisk AS, Class B	450,956	72,836
Eli Lilly and Company	89,943	42,182
Thermo Fisher Scientific, Inc.	60,512	31,572
Max Healthcare Institute, Ltd.[1]	4,252,406	31,107
AstraZeneca PLC	207,534	29,727
Abbott Laboratories	147,994	16,134
Rede D’Or Sao Luiz SA	2,108,947	14,499
Jiangsu Hengrui Medicine Co., Ltd., Class A	2,186,888	14,420
EssilorLuxottica SA	66,832	12,648
Danaher Corp.	46,548	11,172
Revvity, Inc.	91,492	10,868
Hypera SA, ordinary nominative shares	1,080,763	10,385
BeiGene, Ltd. (ADR)[1]	53,513	9,541
BeiGene, Ltd.[1]	42,200	577
Laurus Labs, Ltd.	1,889,092	8,448
GE HealthCare Technologies, Inc.	96,358	7,828
WuXi Biologics (Cayman), Inc.[1]	1,594,600	7,684
Bayer AG	129,367	7,152
Innovent Biologics, Inc.[1]	1,616,373	6,138

American Funds Insurance Series	53

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
WuXi AppTec Co., Ltd., Class H	419,500	$3,370
WuXi AppTec Co., Ltd., Class A	195,859	1,687
Olympus Corp.	317,000	5,018
Zoetis, Inc., Class A	28,522	4,912
Siemens Healthineers AG	84,064	4,758
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	114,600	4,730
Straumann Holding AG	27,463	4,460
CSL, Ltd.	23,589	4,365
Legend Biotech Corp. (ADR)[1]	61,586	4,251
Zai Lab, Ltd. (ADR)[1]	144,629	4,011
Pfizer, Inc.	82,783	3,036
Align Technology, Inc.[1]	6,196	2,191
Carl Zeiss Meditec AG, non-registered shares	19,100	2,065
Mettler-Toledo International, Inc.[1]	1,375	1,803
Asahi Intecc Co., Ltd.[4]	86,400	1,699
Medtronic PLC	18,936	1,668
Angelalign Technology, Inc.[4]	177,800	1,665
CanSino Biologics, Inc., Class H4	441,296	1,479
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	196,284	1,478
Shionogi & Co., Ltd.	32,900	1,390
OdontoPrev SA	385,157	1,010
Merck KGaA	5,502	910
Genus PLC	27,174	748
Alcon, Inc.	3,273	272
Shandong Pharmaceutical Glass Co., Ltd., Class A	47,100	177
		408,071

Consumer discretionary 10.78%
LVMH Moët Hennessy-Louis Vuitton SE	64,564	60,931
MercadoLibre, Inc.[1]	29,934	35,460
Midea Group Co., Ltd., Class A	3,438,868	27,990
Evolution AB	147,261	18,661
Hermès International	7,881	17,145
Galaxy Entertainment Group, Ltd.[1]	2,513,000	16,039
Alibaba Group Holding, Ltd. (ADR)[1]	99,487	8,292
Alibaba Group Holding, Ltd.[1]	683,672	7,110
Trip.com Group, Ltd. (ADR)[1]	404,137	14,145
adidas AG	59,310	11,503
Jumbo SA	367,791	10,107
Li Ning Co., Ltd.	1,756,501	9,499
General Motors Company	236,850	9,133
Tesla, Inc.[1]	30,852	8,076
YUM! Brands, Inc.	56,802	7,870
Titan Co., Ltd.	191,703	7,134
Eicher Motors, Ltd.[1]	146,037	6,381
Zhongsheng Group Holdings, Ltd.	1,654,000	6,355
Kering SA	11,160	6,181
Marriott International, Inc., Class A	33,133	6,086
NIKE, Inc., Class B	53,555	5,911
Amadeus IT Group SA, Class A, non-registered shares	72,348	5,516
Naspers, Ltd., Class N	23,182	4,201
Industria de Diseño Textil, SA	107,220	4,166
Airbnb, Inc., Class A1	32,385	4,150
H World Group, Ltd. (ADR)[1]	97,896	3,796
IDP Education, Ltd.	240,057	3,550
Ferrari NV (EUR denominated)	10,234	3,350
Stellantis NV	178,203	3,137
JD.com, Inc., Class A	178,531	3,037
Maruti Suzuki India, Ltd.	23,836	2,849
Sands China, Ltd.[1]	768,800	2,631
Cie. Financière Richemont SA, Class A	15,317	2,599
Melco Resorts & Entertainment, Ltd. (ADR)[1]	203,530	2,485

54	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
InterContinental Hotels Group PLC	35,617	$2,460
Aptiv PLC[1]	22,350	2,282
Magazine Luiza SA1	2,749,107	1,935
Shangri-La Asia, Ltd.[1]	2,130,000	1,631
Inchcape PLC	158,322	1,565
Renault SA	31,040	1,310
Flutter Entertainment PLC[1]	6,201	1,248
Levi Strauss & Co., Class A	82,394	1,189
Booking Holdings, Inc.[1]	417	1,126
Gree Electric Appliances, Inc. of Zhuhai, Class A	132,946	668
MakeMyTrip, Ltd., non-registered shares[1]	18,674	504
Cyrela Brazil Realty SA, ordinary nominative shares	108,930	458
Americanas SA, ordinary nominative shares[1]	801,908	196
Meituan, Class B1	5,521	87
		362,135

Materials 7.71%
Vale SA (ADR), ordinary nominative shares	1,491,477	20,016
Vale SA, ordinary nominative shares	1,300,390	17,441
First Quantum Minerals, Ltd.	1,317,192	31,161
Freeport-McMoRan, Inc.	613,907	24,556
Asian Paints, Ltd.	452,075	18,527
Linde PLC	45,213	17,230
Sika AG	51,771	14,808
Albemarle Corp.	56,242	12,547
Gerdau SA (ADR)	2,356,541	12,301
Pidilite Industries, Ltd.	351,743	11,141
Shin-Etsu Chemical Co., Ltd.	266,400	8,854
CEMEX, SAB de CV (ADR), ordinary participation certificates, units[1]	1,247,606	8,833
Barrick Gold Corp.	475,300	8,047
LANXESS AG4	177,746	5,352
Jindal Steel & Power, Ltd.[1]	724,643	5,145
Wacker Chemie AG	31,798	4,364
Givaudan SA	1,315	4,362
Nutrien, Ltd. (CAD denominated)[4]	67,724	3,998
Sociedad Química y Minera de Chile SA, Class B (ADR)	40,251	2,923
Loma Negra Compania Industrial Argentina SA (ADR)	422,194	2,871
Arkema SA	28,764	2,713
Fresnillo PLC	290,007	2,248
Shandong Sinocera Functional Material Co., Ltd., Class A	551,700	2,081
Amcor PLC (CDI)	203,326	2,023
Corteva, Inc.	33,900	1,943
Wheaton Precious Metals Corp.	39,331	1,700
Grupo México, SAB de CV, Series B	347,874	1,675
BASF SE	32,586	1,582
Guangzhou Tinci Materials Technology Co., Ltd., Class A	263,900	1,499
China Jushi Co., Ltd., Class A	714,543	1,396
Glencore PLC	238,546	1,353
CCL Industries, Inc., Class B, nonvoting shares	25,121	1,235
Umicore SA	34,684	970
DSM-Firmenich AG	8,226	885
OCI NV	36,366	873
Polymetal International PLC[1]	76,572	186
Alrosa PJSC[2]	1,123,215	—	[3]
		258,839

Consumer staples 6.14%
Kweichow Moutai Co., Ltd., Class A	117,807	27,469
ITC, Ltd.	3,962,060	21,837
Varun Beverages, Ltd.	1,341,512	13,159
Bunge, Ltd.	126,566	11,942
Nestlé SA	97,530	11,735

American Funds Insurance Series	55

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Arca Continental, SAB de CV	898,100	$9,231
Constellation Brands, Inc., Class A	37,226	9,162
Ajinomoto Co., Inc.	211,399	8,417
Monster Beverage Corp.[1]	144,515	8,301
Carlsberg A/S, Class B	46,686	7,465
Raia Drogasil SA, ordinary nominative shares	1,190,042	7,357
Philip Morris International, Inc.	68,636	6,700
Pernod Ricard SA	28,656	6,331
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	2,794,663	6,216
Anheuser-Busch InBev SA/NV	92,587	5,244
DINO POLSKA SA, non-registered shares[1]	44,368	5,184
Avenue Supermarts, Ltd.[1]	93,053	4,419
British American Tobacco PLC	126,241	4,188
Dabur India, Ltd.	513,024	3,587
Uni-Charm Corp.	83,800	3,105
Japan Tobacco, Inc.[4]	131,700	2,887
L’Oréal SA, non-registered shares	5,963	2,783
Mondelez International, Inc.	32,758	2,389
Essity Aktiebolag, Class B	89,027	2,370
JBS SA	564,954	2,060
Danone SA	33,298	2,040
United Spirits, Ltd.[1]	149,299	1,663
Kao Corp.[4]	43,100	1,561
Proya Cosmetics Co., Ltd., Class A	97,468	1,512
JD Health International, Inc.[1]	233,200	1,478
Reckitt Benckiser Group PLC	18,928	1,422
Foshan Haitian Flavouring and Food Co., Ltd., Class A	219,115	1,413
Wuliangye Yibin Co., Ltd., Class A	51,771	1,169
BIM Birlesik Magazalar AS, non-registered shares	50,288	330
X5 Retail Group NV (GDR)[1,2]	88,147	—	[3]
		206,126

Communication services 6.00%
Alphabet, Inc., Class C1	163,025	19,721
Alphabet, Inc., Class A1	80,681	9,658
Bharti Airtel, Ltd.	2,238,316	24,009
Bharti Airtel, Ltd., interim shares	80,154	475
Tencent Holdings, Ltd.	483,400	20,575
MTN Group, Ltd.	2,757,235	20,288
Meta Platforms, Inc., Class A1	56,343	16,169
Sea, Ltd., Class A (ADR)[1]	272,125	15,794
Netflix, Inc.[1]	27,579	12,148
NetEase, Inc.	353,200	6,864
NetEase, Inc. (ADR)	26,335	2,546
América Móvil, SAB de CV, Class B (ADR)	418,548	9,057
Telefónica, SA, non-registered shares	1,960,258	7,952
TIM SA	1,807,873	5,520
Vodafone Group PLC	4,409,965	4,161
Activision Blizzard, Inc.[1]	46,218	3,896
Singapore Telecommunications, Ltd.	2,093,400	3,879
Indus Towers, Ltd.[1]	1,660,068	3,329
Yandex NV, Class A1	229,738	3,246
Informa PLC	288,172	2,656
Saudi Telecom Co., non-registered shares	217,720	2,526
Telefônica Brasil SA, ordinary nominative shares	211,900	1,915
JCDecaux SE1	88,804	1,761
SoftBank Group Corp.	35,900	1,704
Telkom Indonesia (Persero) Tbk PT, Class B	5,851,700	1,562
		201,411

56	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy 3.88%
Reliance Industries, Ltd.	1,260,037	$39,288
TotalEnergies SE	413,905	23,722
Baker Hughes Co., Class A	366,859	11,596
Exxon Mobil Corp.	78,782	8,449
Woodside Energy Group, Ltd.	284,002	6,577
Hess Corp.	41,002	5,574
New Fortress Energy, Inc., Class A	192,707	5,161
Cheniere Energy, Inc.	32,638	4,973
BP PLC	822,878	4,821
Saudi Arabian Oil Co.	523,194	4,502
Chevron Corp.	23,778	3,742
Schlumberger NV	74,972	3,683
TechnipFMC PLC[1]	166,307	2,764
Shell PLC (GBP denominated)	85,118	2,534
Borr Drilling, Ltd.[1]	129,674	977
Borr Drilling, Ltd. (NOK denominated)[1,4]	131,769	964
INPEX Corp.[4]	48,100	536
Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	23,280	322
Gazprom PJSC[2]	945,858	—	[3]
Rosneft Oil Co. PJSC[2]	588,661	—	[3]
		130,185

Real estate 1.75%
Macrotech Developers, Ltd.	2,512,414	20,850
China Resources Mixc Lifestyle Services, Ltd.	1,386,800	6,900
Aliansce Sonae Shopping Centers SA, ordinary nominative shares	1,284,655	6,614
American Tower Corp. REIT	30,171	5,851
CK Asset Holdings, Ltd.	1,014,500	5,630
ESR Group, Ltd.	2,662,800	4,584
Longfor Group Holdings, Ltd.	1,191,500	2,918
KE Holdings, Inc., Class A (ADR)[1]	158,053	2,347
CTP NV	134,007	1,740
Country Garden Services Holdings Co., Ltd.	722,000	933
Sun Hung Kai Properties, Ltd.	24,500	309
Ayala Land, Inc.	195,600	86
		58,762

Utilities 1.23%
ENN Energy Holdings, Ltd.	1,757,800	21,967
AES Corp.	398,987	8,271
Power Grid Corporation of India, Ltd.	1,366,963	4,252
China Resources Gas Group, Ltd.	827,600	2,837
Enel SpA	360,828	2,431
Engie SA	98,876	1,645
China Gas Holdings, Ltd.	67,400	77
		41,480

Total common stocks (cost: $2,170,787,000)		3,044,496

Preferred securities 0.77%
Financials 0.30%
Banco Bradesco SA, preferred nominative shares	1,678,812	5,768
Itaú Unibanco Holding SA (ADR), preferred nominative shares	449,520	2,652
Itaú Unibanco Holding SA, preferred nominative shares	307,303	1,824
		10,244

Consumer discretionary 0.27%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	42,282	5,248
Getir BV, Series D, preferred shares[1,2,5]	7,768	3,735
		8,983

American Funds Insurance Series	57

New World Fund (continued)

Preferred securities (continued)	Shares		Value (000)
Real estate 0.17%
QuintoAndar, Ltd., Series E, preferred shares[1,2,5]		32,657	$4,694
QuintoAndar, Ltd., Series E-1, preferred shares[1,2,5]		8,400	1,207
			5,901

Health care 0.02%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]		59,284	539

Industrials 0.01%
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]		129,359	356

Information technology 0.00%
Canva, Inc., Series A, noncumulative preferred shares[1,2,5]		34	42
Canva, Inc., Series A-3, noncumulative preferred shares[1,2,5]		1	1
			43

Total preferred securities (cost: $23,863,000)			26,066

Rights & warrants 0.04%
Consumer discretionary 0.03%
Midea Group Co., Ltd., Class A, warrants, expire 2/26/2024[1,6]		128,407	1,045
Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[1]		37,386	52
			1,097

Materials 0.01%
Shandong Sinocera Functional Material Co., Ltd., Class A, warrants, expire 10/30/2023[1,6]		43,474	164

Total rights & warrants (cost: $1,148,000)			1,261

Bonds, notes & other debt instruments 3.99%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 3.42%
Abu Dhabi (Emirate of) 1.70% 3/2/2031[6]	USD	550	458
Angola (Republic of) 9.50% 11/12/2025		200	196
Angola (Republic of) 8.25% 5/9/2028		500	445
Angola (Republic of) 8.00% 11/26/2029[6]		445	378
Angola (Republic of) 8.75% 4/14/2032[6]		280	236
Argentine Republic 1.00% 7/9/2029		32	10
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[7]		2,341	783
Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[7]		2,217	667
Argentine Republic 3.875% 1/9/2038 (4.25% on 7/9/2023)[7]		1,091	387
Argentine Republic 3.50% 7/9/2041 (4.875% on 7/9/2029)[7]		2,909	939
Brazil (Federative Republic of) 0% 1/1/2024	BRL	7,600	1,495
Brazil (Federative Republic of) 10.00% 1/1/2025		5,739	1,185
Brazil (Federative Republic of) 0% 7/1/2025		5,900	1,012
Brazil (Federative Republic of) 10.00% 1/1/2027		10,669	2,216
Brazil (Federative Republic of) 6.00% 5/15/2027[8]		29,914	6,434
Brazil (Federative Republic of) 10.00% 1/1/2029		9,650	1,972
Brazil (Federative Republic of) 10.00% 1/1/2031		8,986	1,826
Brazil (Federative Republic of) 10.00% 1/1/2033		14,603	2,941
Brazil (Federative Republic of) 6.00% 8/15/2050[8]		1,626	365
Chile (Republic of) 6.00% 4/1/2033	CLP	1,170,000	1,546
Chile (Republic of) 4.34% 3/7/2042	USD	350	312
China (People’s Republic of), Series INBK, 2.89% 11/18/2031	CNY	34,530	4,815
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		11,700	1,639
China (People’s Republic of), Series INBK, 3.72% 4/12/2051		32,980	5,071
China (People’s Republic of), Series INBK, 3.12% 10/25/2052		3,570	498
Colombia (Republic of) 4.50% 1/28/2026	USD	280	267

58	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Colombia (Republic of) 3.25% 4/22/2032	USD	700	$520
Colombia (Republic of) 5.625% 2/26/2044		520	389
Colombia (Republic of) 5.20% 5/15/2049		755	521
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	2,927,200	592
Colombia (Republic of), Series B, 13.25% 2/9/2033		11,839,900	3,332
Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR	150	128
Czech Republic 1.25% 2/14/2025	CZK	32,530	1,400
Dominican Republic 8.625% 4/20/2027[6]	USD	575	601
Dominican Republic 5.50% 2/22/2029[6]		275	258
Dominican Republic 11.375% 7/6/2029	DOP	12,800	252
Dominican Republic 7.05% 2/3/2031[6]	USD	150	150
Dominican Republic 13.625% 2/3/2033	DOP	9,000	203
Dominican Republic 7.45% 4/30/2044[6]	USD	1,125	1,105
Dominican Republic 7.45% 4/30/2044		1,000	982
Dominican Republic 5.875% 1/30/2060[6]		280	218
Egypt (Arab Republic of) 6.375% 4/11/2031	EUR	550	334
Egypt (Arab Republic of) 8.50% 1/31/2047	USD	400	214
Egypt (Arab Republic of) 8.875% 5/29/2050		455	246
Egypt (Arab Republic of) 8.75% 9/30/2051		500	271
Egypt (Arab Republic of) 8.15% 11/20/2059[6]		500	260
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024		640	444
Gabonese Republic 7.00% 11/24/2031		300	239
Ghana (Republic of) 7.75% 4/7/2029[6,9]		1,125	484
Ghana (Republic of) 8.125% 3/26/2032[9]		1,280	553
Honduras (Republic of) 6.25% 1/19/2027		1,365	1,246
Honduras (Republic of) 5.625% 6/24/2030		678	550
Honduras (Republic of) 5.625% 6/24/2030[6]		281	228
Hungary (Republic of) 6.25% 9/22/2032[6]		330	339
Hungary (Republic of), Series B, 3.00% 6/26/2024	HUF	259,900	708
Hungary (Republic of), Series A, 6.75% 10/22/2028		519,260	1,462
Indonesia (Republic of) 6.625% 2/17/2037	USD	300	343
Indonesia (Republic of) 7.125% 6/15/2038	IDR	32,478,000	2,297
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		47,130,000	3,209
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		12,900,000	896
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		27,200,000	1,910
International Bank for Reconstruction and Development 6.85% 4/24/2028	INR	78,000	950
Kenya (Republic of) 6.875% 6/24/2024	USD	400	381
Kenya (Republic of) 8.25% 2/28/2048[6]		845	649
Malaysia (Federation of), Series 0119, 3.906% 7/15/2026	MYR	3,240	702
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029		2,095	451
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034		4,280	901
Malaysia (Federation of), Series 0418, 4.893% 6/8/2038		6,176	1,452
MFB Magyar Fejlesztesi Bank Zartkoruen Mukodo Reszvenytarsasag 6.50% 6/29/2028	USD	940	932
Mongolia (State of) 8.75% 3/9/2024		370	373
Mongolia (State of) 4.45% 7/7/2031		300	233
Morocco (Kingdom of) 5.95% 3/8/2028[6]		255	258
Mozambique (Republic of) 5.00% 9/15/2031 (9.00% on 9/15/2023)[7]		880	671
Oman (Sultanate of) 5.375% 3/8/2027		380	374
Oman (Sultanate of) 6.25% 1/25/2031[6]		200	203
Oman (Sultanate of) 6.75% 1/17/2048		850	819
Oman (Sultanate of) 7.00% 1/25/2051		600	596
Panama (Republic of) 3.75% 4/17/2026		100	98
Panama (Republic of) 4.50% 4/16/2050		200	156
Panama (Republic of) 4.30% 4/29/2053		400	299
Panama (Republic of) 6.853% 3/28/2054		590	615
Panama (Republic of) 4.50% 1/19/2063		200	147
Paraguay (Republic of) 4.95% 4/28/2031		320	308
Peru (Republic of) 3.00% 1/15/2034		225	188
Peru (Republic of) 6.55% 3/14/2037		1,070	1,203
Peru (Republic of) 3.55% 3/10/2051		370	278
Peru (Republic of) 2.78% 12/1/2060		365	224

American Funds Insurance Series	59

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
PETRONAS Capital, Ltd. 4.55% 4/21/2050[6]	USD	400	$368
Philippines (Republic of) 6.375% 10/23/2034		145	162
Philippines (Republic of) 3.95% 1/20/2040		500	431
Poland (Republic of) 4.875% 10/4/2033		560	551
Poland (Republic of), Series 0726, 2.50% 7/25/2026	PLN	8,510	1,910
Qatar (State of) 4.50% 4/23/2028	USD	600	601
Qatar (State of) 4.50% 4/23/2028[6]		450	451
Romania 2.00% 1/28/2032	EUR	1,375	1,105
Romania 2.00% 4/14/2033		300	232
Romania 5.125% 6/15/2048[6]	USD	500	428
Russian Federation 5.10% 3/28/2035[9]		1,600	672
Russian Federation 5.25% 6/23/2047[2,9]		1,200	72
Saudi Arabia (Kingdom of) 4.75% 1/18/2028[6]		630	625
Senegal (Republic of) 4.75% 3/13/2028	EUR	950	895
South Africa (Republic of) 5.875% 4/20/2032	USD	400	355
South Africa (Republic of), Series R-213, 7.00% 2/28/2031	ZAR	57,197	2,434
South Africa (Republic of), Series R-2035, 8.875% 2/28/2035		55,948	2,437
South Africa (Republic of), Series R-2040, 9.00% 1/31/2040		26,540	1,085
Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/2025[9]	USD	450	215
Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025[9]		1,170	558
Sri Lanka (Democratic Socialist Republic of) 6.825% 7/18/2026[9]		1,270	602
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030[9]		471	217
Thailand (Kingdom of) 2.875% 12/17/2028	THB	15,532	451
Thailand (Kingdom of) 3.45% 6/17/2043		18,658	558
Tunisia (Republic of) 5.625% 2/17/2024	EUR	1,150	1,043
Tunisia (Republic of) 5.75% 1/30/2025	USD	425	284
Turkey (Republic of) 9.875% 1/15/2028		200	204
Turkey (Republic of) 11.875% 1/15/2030		500	575
Ukraine 8.994% 2/1/2026[9]		600	152
Ukraine 7.75% 9/1/2029[9]		2,328	564
Ukraine 9.75% 11/1/2030[9]		900	225
Ukraine 7.375% 9/25/2034[9]		2,180	510
United Mexican States 4.75% 3/8/2044		1,090	936
United Mexican States 3.75% 4/19/2071		200	134
United Mexican States, Series M, 7.50% 6/3/2027	MXN	20,360	1,132
United Mexican States, Series M20, 8.50% 5/31/2029		49,359	2,858
United Mexican States, Series M, 7.75% 5/29/2031		114,879	6,352
United Mexican States, Series M, 7.50% 5/26/2033		63,500	3,418
Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[9]	USD	64	4
Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[9]		1,149	69
Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[9]		950	59
Venezuela (Bolivarian Republic of) 12.75% 8/23/2022[9]		85	8
Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[9]		299	28
Venezuela (Bolivarian Republic of) 7.65% 4/21/2025[9]		129	11
Venezuela (Bolivarian Republic of) 11.75% 10/21/2026[9]		64	6
Venezuela (Bolivarian Republic of) 9.25% 9/15/2027[9]		170	15
Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[9]		319	29
Venezuela (Bolivarian Republic of) 11.95% 8/5/2031[9]		106	10
Venezuela (Bolivarian Republic of) 9.00% 5/7/2033[9]		1,383	124
Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[9]		107	9
			114,612

Corporate bonds, notes & loans 0.49%
Energy 0.12%
AI Candelaria (Spain), SLU 7.50% 12/15/2028		323	303
Oleoducto Central SA 4.00% 7/14/2027[6]		255	224
Oleoducto Central SA 4.00% 7/14/2027		200	175
Petrobras Global Finance BV 6.85% 6/5/2115		314	274
Petroleos Mexicanos 6.875% 8/4/2026		2,585	2,416

60	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Petrorio Luxembourg SARL 6.125% 6/9/2026	USD	200	$192
PTTEP Treasury Center Co., Ltd. 2.993% 1/15/2030		200	179
Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051[6]		630	442
			4,205

Financials 0.08%
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[7]		800	679
BBVA Bancomer, SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033)[6,7]		340	341
CMB International Leasing Management, Ltd. 2.75% 8/12/2030		500	409
HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)[6,7]		600	521
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[7]		600	622
			2,572

Utilities 0.08%
AES Panama Generation Holdings SRL 4.375% 5/31/2030[6]		278	237
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[6]		412	325
Enfragen Energia Sur SA 5.375% 12/30/2030		969	630
State Grid Europe Development (2014) Public, Ltd. Co. 3.125% 4/7/2025		1,400	1,344
			2,536

Communication services 0.06%
América Móvil, SAB de CV 9.50% 1/27/2031	MXN	17,000	984
Axiata SPV5 (Labuan), Ltd. 3.064% 8/19/2050	USD	357	250
PLDT, Inc. 2.50% 1/23/2031		210	173
Tencent Holdings, Ltd. 3.975% 4/11/2029		400	372
Tencent Holdings, Ltd. 3.24% 6/3/2050[6]		580	381
			2,160

Consumer discretionary 0.06%
Alibaba Group Holding, Ltd. 4.20% 12/6/2047		600	472
Alibaba Group Holding, Ltd. 3.15% 2/9/2051		410	266
Arcos Dorados BV 6.125% 5/27/2029		450	438
Meituan 3.05% 10/28/2030[6]		400	317
MercadoLibre, Inc. 3.125% 1/14/2031		400	319
Sands China, Ltd. 4.875% 6/18/2030		220	196
			2,008

Materials 0.04%
Braskem Idesa SAPI 7.45% 11/15/2029		775	521
Braskem Idesa SAPI 7.45% 11/15/2029[6]		300	202
GC Treasury Center Co., Ltd. 4.40% 3/30/2032[6]		230	208
Sasol Financing USA, LLC 5.875% 3/27/2024		500	494
			1,425

Consumer staples 0.03%
MARB BondCo PLC 3.95% 1/29/2031		520	373
NBM US Holdings, Inc. 7.00% 5/14/2026[5]		200	194
NBM US Holdings, Inc. 6.625% 8/6/2029[5]		420	385
			952

Health care 0.01%
Rede D’Or Finance SARL 4.50% 1/22/2030		480	409

American Funds Insurance Series	61

New World Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials 0.01%
Mexico City Airport Trust 4.25% 10/31/2026		USD	200	$193

Total corporate bonds, notes & loans				16,460

U.S. Treasury bonds & notes 0.08%
U.S. Treasury 0.08%
U.S. Treasury (3-month U.S. Treasury Bill Yield + 0.015%) 5.234% 1/31/2024[10,11]			2,730	2,730

Total bonds, notes & other debt instruments (cost: $144,225,000)				133,802

Short-term securities 4.35%			Shares
Money market investments 4.23%
Capital Group Central Cash Fund 5.15%[12,13]			1,420,041	142,018

Money market investments purchased with collateral from securities on loan 0.10%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.05%[12,14]			2,309,977	2,310
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.01%[12,14]			1,163,631	1,163
				3,473

Weighted average yield at acquisition		Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 0.02%
Sri Lanka (Democratic Socialist Republic of) 11/17/2023	17.046%	LKR	97,000	293
Sri Lanka (Democratic Socialist Republic of) 8/11/2023	17.592		123,000	392
				685

Total short-term securities (cost: $146,127,000)				146,176
Total investment securities 99.80% (cost: $2,486,150,000)				3,351,801
Other assets less liabilities 0.20%				6,712

Net assets 100.00%				$3,358,513

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 6/30/2023 (000)
2 Year U.S. Treasury Note Futures	Long	76	September 2023	USD15,454	$(192)
10 Year Euro-Bund Futures	Short	11	September 2023	(1,605)	21
10 Year Ultra U.S. Treasury Note Futures	Short	62	September 2023	(7,343)	65
30 Year Ultra U.S. Treasury Bond Futures	Long	7	September 2023	953	18
					$(88)

62	American Funds Insurance Series

New World Fund (continued)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 6/30/2023 (000)
MXN	1,185	USD	68	HSBC Bank	7/10/2023	$ 1
COP	939,260	USD	225	Goldman Sachs	7/10/2023	—	[3]
USD	20	MXN	340	UBS AG	7/10/2023	—	[3]
ZAR	1,097	USD	58	Barclays Bank PLC	7/10/2023	—	[3]
MXN	7,650	USD	448	UBS AG	7/10/2023	(2)
USD	34	ZAR	665	Morgan Stanley	7/10/2023	(2)
INR	38,972	USD	472	Standard Chartered Bank	7/17/2023	2
INR	16,075	USD	195	HSBC Bank	7/17/2023	—	[3]
USD	1,451	EUR	1,322	Morgan Stanley	7/24/2023	6
USD	1,863	EUR	1,696	UBS AG	7/25/2023	10
USD	999	MXN	17,145	Bank of America	7/26/2023	3
BRL	1,195	USD	244	Goldman Sachs	8/4/2023	4
PLN	8,045	USD	1,907	JPMorgan Chase	8/30/2023	66
HUF	504,380	USD	1,419	Citibank	8/30/2023	35
CZK	21,025	USD	951	Citibank	8/30/2023	12
USD	2,409	MYR	11,100	Standard Chartered Bank	9/8/2023	9
USD	1,147	MYR	5,265	Standard Chartered Bank	9/8/2023	9
MYR	350	USD	76	Standard Chartered Bank	9/8/2023	(1)
USD	1,018	IDR	15,000,000	Citibank	11/8/2023	23
USD	733	BRL	4,100	Citibank	1/2/2024	(99)
						$ 76

Investments in affiliates13

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)
Short-term securities 4.23%
Money market investments 4.23%
Capital Group Central Cash Fund 5.15%[12]	$167,328	$182,651	$207,989		$11	$17	$142,018	$4,211
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.15%[12]	86		86	[15]			—	—	[16]
Total 4.23%					$11	$17	$142,018	$4,211

Restricted securities5

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
QuintoAndar, Ltd., Series E, preferred shares[1,2]	5/26/2021	$5,258	$4,694	.14%
QuintoAndar, Ltd., Series E-1, preferred shares[1,2]	12/20/2021	1,716	1,207	.04
Getir BV, Series D, preferred shares[1,2]	5/27/2021	3,500	3,735	.11
NBM US Holdings, Inc. 6.625% 8/6/2029	7/8/2022	405	385	.01
NBM US Holdings, Inc. 7.00% 5/14/2026	5/16/2023	191	194	.01
Canva, Inc.[1,2]	8/26/2021-11/4/2021	656	470	.01
Canva, Inc., Series A, noncumulative preferred shares[1,2]	11/4/2021	58	42	.00	[17]
Canva, Inc., Series A-3, noncumulative preferred shares[1,2]	11/4/2021	2	1	.00	[17]
Total		$11,786	$10,728	.32%

American Funds Insurance Series	63

New World Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	All or a portion of this security was on loan. The total value of all such securities was $11,128,000, which represented .33% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $10,728,000, which represented .32% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $12,104,000, which represented .36% of the net assets of the fund.
[7]	Step bond; coupon rate may change at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Scheduled interest and/or principal payment was not received.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $207,000, which represented .01% of the net assets of the fund.
[11]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[12]	Rate represents the seven-day yield at 6/30/2023.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Represents net activity. Refer to Note 5 for more information on securities lending.
[16]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[17]	Amount less than .01%.

Key to abbreviations

ADR = American Depositary Receipts

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DOP = Dominican pesos

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

LKR = Sri Lankan rupees

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

THB = Thai baht

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

64	American Funds Insurance Series

Washington Mutual Investors Fund	unaudited
Investment portfolio June 30, 2023

Common stocks 95.85%	Shares	Value (000)
Information technology 20.88%
Broadcom, Inc.	737,213	$639,481
Microsoft Corp.	1,807,071	615,380
Apple, Inc.	822,944	159,626
ASML Holding NV (New York registered) (ADR)	168,682	122,252
Intel Corp.	2,617,286	87,522
TE Connectivity, Ltd.	506,250	70,956
Applied Materials, Inc.	381,522	55,145
SAP SE (ADR)	399,441	54,647
Motorola Solutions, Inc.	156,536	45,909
Oracle Corp.	367,639	43,782
KLA Corp.	72,251	35,043
Salesforce, Inc.[1]	139,495	29,470
NetApp, Inc.	362,489	27,694
QUALCOMM, Inc.	200,387	23,854
Texas Instruments, Inc.	131,807	23,728
Synopsys, Inc.[1]	45,829	19,954
Cadence Design Systems, Inc.[1]	39,031	9,154
Analog Devices, Inc.	28,186	5,491
Micron Technology, Inc.	80,504	5,081
Ciena Corp.[1]	17,550	746
		2,074,915

Health care 16.76%
UnitedHealth Group, Inc.	670,455	322,247
Eli Lilly and Company	420,799	197,346
Johnson & Johnson	936,932	155,081
AstraZeneca PLC (ADR)	1,669,157	119,462
AbbVie, Inc.	845,851	113,962
Pfizer, Inc.	3,072,899	112,714
Humana, Inc.	218,264	97,592
Gilead Sciences, Inc.	1,261,158	97,197
Danaher Corp.	293,360	70,406
Abbott Laboratories	506,208	55,187
Elevance Health, Inc.	110,532	49,108
CVS Health Corp.	678,148	46,880
Bristol-Myers Squibb Company	658,323	42,100
Vertex Pharmaceuticals, Inc.[1]	111,833	39,355
Merck & Co., Inc.	189,754	21,896
Thermo Fisher Scientific, Inc.	38,181	19,921
Regeneron Pharmaceuticals, Inc.[1]	25,933	18,634
Novo Nordisk AS, Class B (ADR)	108,860	17,617
Zoetis, Inc., Class A	100,233	17,261
Edwards Lifesciences Corp.[1]	135,556	12,787
Molina Healthcare, Inc.[1]	37,656	11,344
The Cigna Group	32,974	9,253
Becton, Dickinson and Co.	23,003	6,073
ResMed, Inc.	24,754	5,409
Baxter International, Inc.	114,187	5,202
Sanofi (ADR)	36,949	1,992
		1,666,026

Financials 13.83%
Marsh & McLennan Companies, Inc.	1,320,030	248,271
JPMorgan Chase & Co.	958,018	139,334
CME Group, Inc., Class A	576,563	106,831
BlackRock, Inc.	149,685	103,453
Chubb, Ltd.	441,856	85,084
Visa, Inc., Class A	353,109	83,856
Wells Fargo & Company	1,640,661	70,024
Mastercard, Inc., Class A	144,219	56,721
Discover Financial Services	463,236	54,129
S&P Global, Inc.	111,492	44,696

American Funds Insurance Series	65

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Blackstone, Inc.	427,289	$39,725
Morgan Stanley	450,953	38,512
Capital One Financial Corp.	342,552	37,465
Apollo Asset Management, Inc.	443,289	34,049
KKR & Co., Inc.	600,824	33,646
Brookfield Asset Management, Ltd., Class A	832,644	27,169
Aon PLC, Class A	75,142	25,939
Intercontinental Exchange, Inc.	210,505	23,804
Citizens Financial Group, Inc.	856,604	22,340
Nasdaq, Inc.	421,309	21,002
Goldman Sachs Group, Inc.	53,799	17,352
Canadian Imperial Bank of Commerce	314,869	13,439
Arthur J. Gallagher & Co.	56,363	12,376
The Carlyle Group, Inc.	291,631	9,318
Bank of America Corp.	306,789	8,802
KeyCorp	823,999	7,614
Fidelity National Information Services, Inc.	115,515	6,319
Progressive Corp.	14,654	1,940
Charles Schwab Corp.	19,606	1,111
		1,374,321

Industrials 11.09%
Northrop Grumman Corp.	392,665	178,977
CSX Corp.	3,018,858	102,943
Caterpillar, Inc.	411,115	101,155
Raytheon Technologies Corp.	980,036	96,004
Boeing Company[1]	301,180	63,597
Union Pacific Corp.	267,774	54,792
Lockheed Martin Corp.	92,475	42,574
Paychex, Inc.	375,340	41,989
L3Harris Technologies, Inc.	208,280	40,775
General Electric Co.	300,152	32,972
Norfolk Southern Corp.	139,188	31,562
Equifax, Inc.	129,553	30,484
Waste Connections, Inc.	206,801	29,558
Carrier Global Corp.	574,980	28,582
ABB, Ltd. (ADR)[2]	710,074	27,870
Honeywell International, Inc.	107,338	22,273
United Parcel Service, Inc., Class B	123,077	22,062
Robert Half International, Inc.	281,341	21,163
Rockwell Automation	59,734	19,679
Johnson Controls International PLC	195,711	13,336
PACCAR, Inc.	157,552	13,179
Republic Services, Inc.	75,257	11,527
BAE Systems PLC (ADR)[2]	227,638	10,918
Huntington Ingalls Industries, Inc.	47,307	10,767
Southwest Airlines Co.	259,907	9,411
Delta Air Lines, Inc.	189,145	8,992
HEICO Corp.	46,818	8,284
Air Lease Corp., Class A	155,159	6,493
Broadridge Financial Solutions, Inc.	38,963	6,453
RELX PLC (ADR)	186,041	6,219
FedEx Corp.	22,317	5,532
Waste Management, Inc.	11,150	1,934
		1,102,056

Consumer staples 8.58%
Philip Morris International, Inc.	1,726,204	168,512
Archer Daniels Midland Company	1,110,316	83,895
Target Corp.	609,982	80,457
Keurig Dr Pepper, Inc.	2,247,850	70,290
Altria Group, Inc.	1,317,703	59,692

66	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Dollar General Corp.	272,626	$46,286
Procter & Gamble Company	274,309	41,624
Kraft Heinz Company	1,121,765	39,823
Constellation Brands, Inc., Class A	141,911	34,928
Costco Wholesale Corp.	60,997	32,839
Reckitt Benckiser Group PLC (ADR)[2]	2,132,114	32,387
Hormel Foods Corp.	681,076	27,393
Nestlé SA (ADR)	227,484	27,378
General Mills, Inc.	340,811	26,140
Mondelez International, Inc.	281,163	20,508
British American Tobacco PLC (ADR)	604,417	20,067
Church & Dwight Co., Inc.	149,274	14,962
Walgreens Boots Alliance, Inc.	316,943	9,030
Danone (ADR)	694,054	8,530
Kimberly-Clark Corp.	55,541	7,668
		852,409

Consumer discretionary 7.09%
Home Depot, Inc.	560,199	174,020
YUM! Brands, Inc.	782,244	108,380
Darden Restaurants, Inc.	501,843	83,848
General Motors Company	1,881,616	72,555
TJX Companies, Inc.	469,607	39,818
NIKE, Inc., Class B	346,275	38,218
D.R. Horton, Inc.	278,964	33,947
Wynn Resorts, Ltd.	238,444	25,182
Lennar Corp., Class A	198,427	24,865
Royal Caribbean Cruises, Ltd.[1]	228,574	23,712
Chipotle Mexican Grill, Inc.[1]	8,776	18,772
Tractor Supply Co.	69,721	15,415
Starbucks Corp.	116,663	11,557
Marriott International, Inc., Class A	56,207	10,325
VF Corp.	440,631	8,412
McDonald’s Corp.	25,001	7,461
Polaris, Inc.	52,835	6,389
Amazon.com, Inc.[1]	17,265	2,251
		705,127

Energy 5.22%
Exxon Mobil Corp.	852,858	91,469
Chevron Corp.	505,982	79,616
Pioneer Natural Resources Company	359,231	74,426
ConocoPhillips	624,722	64,728
Halliburton Co.	1,909,938	63,009
EOG Resources, Inc.	448,779	51,358
Baker Hughes Co., Class A	1,201,116	37,967
Canadian Natural Resources, Ltd.	666,140	37,477
TC Energy Corp.	473,648	19,140
		519,190

Communication services 5.20%
Comcast Corp., Class A	6,404,153	266,093
Alphabet, Inc., Class C1	951,895	115,151
Alphabet, Inc., Class A1	505,747	60,538
Meta Platforms, Inc., Class A1	188,087	53,977
Activision Blizzard, Inc.[1]	138,701	11,692
Electronic Arts, Inc.	36,898	4,786
Deutsche Telekom AG (ADR)	142,813	3,120
Netflix, Inc.[1]	3,715	1,636
		516,993

American Funds Insurance Series	67

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Utilities 2.83%
Constellation Energy Corp.	1,061,682	$97,197
Sempra Energy	480,841	70,006
Entergy Corp.	350,024	34,082
CMS Energy Corp.	388,909	22,848
Public Service Enterprise Group, Inc.	235,300	14,732
FirstEnergy Corp.	354,995	13,802
NextEra Energy, Inc.	168,179	12,479
The Southern Co.	146,620	10,300
Evergy, Inc.	95,724	5,592
		281,038

Materials 2.45%
Linde PLC	250,591	95,495
Corteva, Inc.	679,065	38,910
Rio Tinto PLC (ADR)	534,050	34,094
Mosaic Co.	674,652	23,613
Nucor Corp.	125,314	20,549
LyondellBasell Industries NV	162,588	14,930
Celanese Corp.	105,110	12,172
H.B. Fuller Co.	49,263	3,523
		243,286

Real estate 1.92%
Extra Space Storage, Inc. REIT	374,494	55,743
Welltower, Inc. REIT	522,586	42,272
Public Storage REIT	133,459	38,954
Equinix, Inc. REIT	27,812	21,803
American Tower Corp. REIT	94,759	18,378
Regency Centers Corp. REIT	115,400	7,128
Digital Realty Trust, Inc. REIT	43,588	4,963
Crown Castle, Inc. REIT	14,137	1,611
		190,852

Total common stocks (cost: $7,202,076,000)		9,526,213

Convertible stocks 0.15%
Financials 0.08%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023	113,300	7,489

Utilities 0.07%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	90,700	4,108
American Electric Power Company, Inc., convertible preferred units, 6.125% 8/15/2023	56,400	2,802
		6,910

Total convertible stocks (cost: $15,554,000)		14,399

Short-term securities 3.83%
Money market investments 3.80%
Capital Group Central Cash Fund 5.15%[3,4]	3,775,150	377,553

68	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.03%
Capital Group Central Cash Fund 5.15%[3,4,5]	18,382	$1,838
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.05%[3,5]	1,021,366	1,021
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.01%[3,5]	326,601	327
		3,186

Total short-term securities (cost: $380,646,000)		380,739
Total investment securities 99.83% (cost: $7,598,276,000)		9,921,351
Other assets less liabilities 0.17%		17,215

Net assets 100.00%		$9,938,566

Investments in affiliates4

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)
Short-term securities 3.82%
Money market investments 3.80%
Capital Group Central Cash Fund 5.15%[3]	$384,669	$669,240	$676,418		$20	$42	$377,553	$9,174
Money market investments purchased with collateral from securities on loan 0.02%
Capital Group Central Cash Fund 5.15%[3,5]	6,338		4,500	[6]			1,838	—	[7]
Total 3.82%					$20	$42	$379,391	$9,174

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $3,429,000, which represented .03% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 6/30/2023.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

American Funds Insurance Series	69

Capital World Growth and Income Fund	unaudited
Investment portfolio June 30, 2023

Common stocks 95.50%	Shares	Value (000)
Information technology 19.40%
Broadcom, Inc.	75,527	$65,513
Microsoft Corp.	190,561	64,894
Taiwan Semiconductor Manufacturing Company, Ltd.	2,250,800	41,944
ASML Holding NV	44,139	31,951
Apple, Inc.	132,705	25,741
Tokyo Electron, Ltd.	105,200	15,065
Accenture PLC, Class A	31,081	9,591
Capgemini SE	46,560	8,820
EPAM Systems, Inc.[1]	38,580	8,671
NVIDIA Corp.	17,416	7,367
Salesforce, Inc.[1]	31,604	6,677
Micron Technology, Inc.	105,789	6,676
Oracle Corp.	44,124	5,255
TE Connectivity, Ltd.	35,481	4,973
Applied Materials, Inc.	30,066	4,346
Shopify, Inc., Class A, subordinate voting shares[1]	67,145	4,338
Intel Corp.	116,712	3,903
Logitech International SA	63,731	3,789
Delta Electronics, Inc.	317,000	3,525
Keyence Corp.	6,400	3,027
Hexagon AB, Class B	230,923	2,843
Adobe, Inc.[1]	5,524	2,701
Synopsys, Inc.[1]	5,970	2,599
Texas Instruments, Inc.	14,012	2,523
OBIC Co., Ltd.	14,600	2,341
GlobalWafers Co., Ltd.	133,000	2,134
Marvell Technology, Inc.	33,050	1,976
Snowflake, Inc., Class A1	9,869	1,737
Disco Corp.	10,500	1,661
Cognizant Technology Solutions Corp., Class A	24,853	1,622
Arista Networks, Inc.[1]	8,221	1,332
MediaTek, Inc.	52,000	1,154
Fujitsu, Ltd.	8,700	1,122
Infosys, Ltd.	55,715	903
Wolfspeed, Inc.[1]	12,732	708
Advantech Co., Ltd.	1,000	13
		353,435

Health care 14.92%
UnitedHealth Group, Inc.	71,147	34,196
Eli Lilly and Company	55,547	26,050
Abbott Laboratories	238,293	25,979
AstraZeneca PLC	117,801	16,874
Novo Nordisk AS, Class B	94,231	15,220
Gilead Sciences, Inc.	168,230	12,965
Vertex Pharmaceuticals, Inc.[1]	33,431	11,765
Takeda Pharmaceutical Company, Ltd.	363,100	11,413
Daiichi Sankyo Company, Ltd.	333,000	10,560
Thermo Fisher Scientific, Inc.	17,979	9,381
GE HealthCare Technologies, Inc.	111,287	9,041
Sanofi	82,797	8,876
Pfizer, Inc.	237,450	8,710
Stryker Corp.	27,717	8,456
Novartis AG	63,978	6,457
Siemens Healthineers AG	111,456	6,308
Bayer AG	88,195	4,876
Centene Corp.[1]	53,126	3,583
Medtronic PLC	33,194	2,924
Catalent, Inc.[1]	65,331	2,833
Olympus Corp.	178,800	2,830
Insulet Corp.[1]	9,148	2,638
Molina Healthcare, Inc.[1]	8,737	2,632

70	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
DexCom, Inc.[1]	18,878	$2,426
Intuitive Surgical, Inc.[1]	6,932	2,370
Amgen, Inc.	10,536	2,339
EssilorLuxottica SA	12,169	2,303
AbbVie, Inc.	16,926	2,280
Rede D’Or Sao Luiz SA	295,690	2,033
Zoetis, Inc., Class A	11,180	1,925
The Cigna Group	6,310	1,771
Penumbra, Inc.[1]	5,051	1,738
CVS Health Corp.	23,562	1,629
Lonza Group AG	2,651	1,583
Eurofins Scientific SE, non-registered shares	19,671	1,249
Regeneron Pharmaceuticals, Inc.[1]	1,365	981
CSL, Ltd.	4,998	925
agilon health, Inc.[1]	51,498	893
Cooper Companies, Inc.	1,256	482
ResMed, Inc.	1,831	400
		271,894

Industrials 13.82%
Airbus SE, non-registered shares	160,312	23,174
General Electric Co.	192,601	21,157
Carrier Global Corp.	287,458	14,290
Recruit Holdings Co., Ltd.	329,750	10,524
BAE Systems PLC	871,044	10,277
Safran SA	63,276	9,941
Boeing Company[1]	46,535	9,826
Melrose Industries PLC	1,509,271	9,716
Raytheon Technologies Corp.	93,680	9,177
Siemens AG	52,824	8,792
Deere & Company	21,025	8,519
Caterpillar, Inc.	30,713	7,557
Mitsui & Co., Ltd.	195,500	7,356
Bureau Veritas SA	246,012	6,748
TransDigm Group, Inc.	7,372	6,592
Lockheed Martin Corp.	13,212	6,083
CSX Corp.	166,384	5,674
Johnson Controls International PLC	57,220	3,899
Daikin Industries, Ltd.	19,000	3,878
DHL Group	78,459	3,831
LIXIL Corp.	282,500	3,588
Compagnie de Saint-Gobain SA, non-registered shares	53,097	3,235
Brenntag SE	36,908	2,876
L3Harris Technologies, Inc.	14,584	2,855
Legrand SA	28,404	2,818
International Consolidated Airlines Group SA (CDI)[1]	1,321,449	2,728
Thales SA	17,875	2,676
ASSA ABLOY AB, Class B	108,369	2,601
Ceridian HCM Holding, Inc.[1]	37,048	2,481
Ryanair Holdings PLC (ADR)[1]	22,029	2,436
Astra International Tbk PT	5,087,400	2,318
Techtronic Industries Co., Ltd.	211,500	2,314
Schneider Electric SE	12,693	2,314
Canadian Pacific Kansas City, Ltd.	27,858	2,250
MTU Aero Engines AG	7,929	2,054
ITOCHU Corp.	51,500	2,048
RELX PLC	60,515	2,017
The Weir Group PLC	90,083	2,011
VINCI SA	15,017	1,745
Rentokil Initial PLC	222,930	1,741
Rockwell Automation	5,224	1,721
Northrop Grumman Corp.	3,702	1,687

American Funds Insurance Series	71

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Waste Connections, Inc.	11,403	$1,630
SMC Corp.	2,700	1,501
Bunzl PLC	36,011	1,371
AB Volvo, Class B	57,566	1,194
Larsen & Toubro, Ltd.	38,289	1,155
SS&C Technologies Holdings, Inc.	18,920	1,147
Nidec Corp.	20,500	1,127
AGC, Inc.[2]	30,700	1,105
Adecco Group AG	31,507	1,028
Atlas Copco AB, Class B	80,657	1,005
		251,788

Financials 10.56%
Zurich Insurance Group AG	32,303	15,347
AIA Group, Ltd.	1,355,399	13,829
Kotak Mahindra Bank, Ltd.	522,949	11,777
HDFC Bank, Ltd.	502,076	10,432
HDFC Bank, Ltd. (ADR)	13,515	942
ING Groep NV	703,205	9,497
B3 SA - Brasil, Bolsa, Balcao	2,894,024	8,830
Ping An Insurance (Group) Company of China, Ltd., Class H	1,064,000	6,817
Ping An Insurance (Group) Company of China, Ltd., Class A	10,900	70
JPMorgan Chase & Co.	43,395	6,311
Mastercard, Inc., Class A	15,273	6,007
Morgan Stanley	62,556	5,342
Aon PLC, Class A	15,144	5,228
HDFC Life Insurance Co., Ltd.	656,026	5,210
Blackstone, Inc.	53,281	4,954
Discover Financial Services	40,276	4,706
Chubb, Ltd.	22,335	4,301
Toronto-Dominion Bank (CAD denominated)	69,180	4,288
Postal Savings Bank of China Co., Ltd., Class H	6,840,000	4,219
DNB Bank ASA	197,610	3,694
S&P Global, Inc.	8,540	3,424
CME Group, Inc., Class A	18,023	3,339
Fairfax Financial Holdings, Ltd., subordinate voting shares	3,997	2,994
AXA SA	100,858	2,980
Great-West Lifeco, Inc.	97,775	2,839
China Merchants Bank Co., Ltd., Class A	408,272	1,850
China Merchants Bank Co., Ltd., Class H	199,903	909
Citigroup, Inc.	58,968	2,715
DBS Group Holdings, Ltd.	111,300	2,602
Israel Discount Bank, Ltd., Class A	472,063	2,347
Apollo Asset Management, Inc.	30,286	2,326
Banco Santander, SA	604,537	2,243
BNP Paribas SA	34,400	2,173
Wells Fargo & Company	48,925	2,088
FinecoBank SpA	153,752	2,074
National Bank of Canada	26,966	2,009
Blue Owl Capital, Inc., Class A	171,427	1,997
Arthur J. Gallagher & Co.	9,079	1,993
Worldline SA, non-registered shares[1]	48,188	1,764
MSCI, Inc.	3,463	1,625
Power Corporation of Canada, subordinate voting shares[2]	58,745	1,581
American International Group, Inc.	25,619	1,474
KBC Groep NV	20,095	1,405
Marsh & McLennan Companies, Inc.	7,341	1,381
Macquarie Group, Ltd.	11,334	1,351
Axis Bank, Ltd.	106,988	1,291
Bajaj Finance, Ltd.	12,773	1,118
East Money Information Co., Ltd., Class A	564,580	1,108
United Overseas Bank, Ltd.	44,700	927

72	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Aegon NV	177,180	$897
Brookfield Asset Management, Ltd., Class A (CAD denominated)	26,356	860
Goldman Sachs Group, Inc.	1,974	637
ICICI Bank, Ltd.	18,525	212
Lufax Holding, Ltd. (ADR)	48,300	69
Sberbank of Russia PJSC[3]	3,196,952	—	[4]
		192,403

Consumer discretionary 10.04%
LVMH Moët Hennessy-Louis Vuitton SE	34,529	32,586
Home Depot, Inc.	68,193	21,183
Amazon.com, Inc.[1]	121,358	15,820
Booking Holdings, Inc.[1]	3,648	9,851
Flutter Entertainment PLC[1]	44,029	8,862
Restaurant Brands International, Inc.	63,114	4,892
Restaurant Brands International, Inc. (CAD denominated)	41,026	3,181
General Motors Company	191,735	7,393
Cie. Financière Richemont SA, Class A	38,558	6,542
Industria de Diseño Textil, SA	162,734	6,323
Chipotle Mexican Grill, Inc.[1]	2,528	5,407
Marriott International, Inc., Class A	28,977	5,323
Lennar Corp., Class A	28,758	3,604
Sony Group Corp.	39,400	3,534
Evolution AB	27,614	3,499
Tesla, Inc.[1]	13,345	3,493
Shimano, Inc.[2]	18,700	3,130
Trip.com Group, Ltd. (ADR)[1]	89,385	3,129
Sands China, Ltd.[1]	893,200	3,057
YUM! Brands, Inc.	19,864	2,752
InterContinental Hotels Group PLC	37,124	2,564
Stellantis NV	134,629	2,366
Darden Restaurants, Inc.	13,635	2,278
Dowlais Group PLC[1]	1,167,726	1,883
MercadoLibre, Inc.[1]	1,576	1,867
NIKE, Inc., Class B	16,849	1,860
Starbucks Corp.	18,523	1,835
Pan Pacific International Holdings Corp.	93,100	1,668
Moncler SpA	23,963	1,658
Royal Caribbean Cruises, Ltd.[1]	15,976	1,657
Rivian Automotive, Inc., Class A1	91,806	1,530
NEXT PLC	17,196	1,510
Midea Group Co., Ltd., Class A	182,900	1,489
Kindred Group PLC (SDR)	127,475	1,358
Aristocrat Leisure, Ltd.	36,903	956
B&M European Value Retail SA	111,205	788
Li Ning Co., Ltd.	139,500	754
Wynn Macau, Ltd.[1]	826,400	753
Bandai Namco Holdings, Inc.	21,200	491
Hermès International	105	228
		183,054

Consumer staples 6.99%
Philip Morris International, Inc.	293,159	28,618
Nestlé SA	105,359	12,677
Kroger Co.	166,414	7,821
Seven & i Holdings Co., Ltd.	177,580	7,678
British American Tobacco PLC	217,347	7,211
Imperial Brands PLC	318,362	7,041
Ocado Group PLC[1]	863,537	6,239
Ajinomoto Co., Inc.	140,500	5,594
Kweichow Moutai Co., Ltd., Class A	22,100	5,153
Bunge, Ltd.	50,508	4,765

American Funds Insurance Series	73

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Danone SA	67,283	$4,123
Keurig Dr Pepper, Inc.	124,625	3,897
Arca Continental, SAB de CV	377,660	3,882
Dollar Tree Stores, Inc.[1]	27,039	3,880
Constellation Brands, Inc., Class A	14,919	3,672
Altria Group, Inc.	65,913	2,986
ITC, Ltd.	501,567	2,764
Treasury Wine Estates, Ltd.	343,339	2,580
Target Corp.	12,196	1,609
Kao Corp.[2]	41,100	1,489
Essity Aktiebolag, Class B	45,808	1,219
Wilmar International, Ltd.	422,200	1,189
Costco Wholesale Corp.	827	445
L’Oréal SA, non-registered shares	951	444
Pernod Ricard SA	1,544	341
		127,317

Materials 6.31%
Vale SA, ordinary nominative shares	1,295,106	17,370
Vale SA (ADR), ordinary nominative shares	728,719	9,780
Fortescue Metals Group, Ltd.	1,267,595	18,878
Glencore PLC	1,431,132	8,118
Rio Tinto PLC	126,162	8,015
Linde PLC	20,624	7,859
Air Liquide SA, non-registered shares	34,303	6,150
Air Liquide SA, bonus shares	6,397	1,147
Freeport-McMoRan, Inc.	177,915	7,117
Albemarle Corp.	20,974	4,679
Shin-Etsu Chemical Co., Ltd.	121,400	4,035
First Quantum Minerals, Ltd.	148,702	3,518
BHP Group, Ltd. (CDI)	113,284	3,365
Evonik Industries AG	148,278	2,818
Air Products and Chemicals, Inc.	8,673	2,598
Heidelberg Materials AG, non-registered shares	29,270	2,403
Akzo Nobel NV	25,784	2,107
Barrick Gold Corp. (CAD denominated)	121,716	2,059
Dow, Inc.	22,324	1,189
Corteva, Inc.	17,755	1,017
CRH PLC	12,762	705
		114,927

Communication services 5.46%
Alphabet, Inc., Class C1	157,995	19,113
Alphabet, Inc., Class A1	87,018	10,416
Netflix, Inc.[1]	29,129	12,831
Publicis Groupe SA	101,328	7,904
Meta Platforms, Inc., Class A1	25,350	7,275
NetEase, Inc.	333,100	6,473
Comcast Corp., Class A	145,949	6,064
Sea, Ltd., Class A (ADR)[1]	83,174	4,827
Bharti Airtel, Ltd.	394,026	4,226
Bharti Airtel, Ltd., interim shares	13,994	83
Take-Two Interactive Software, Inc.[1]	23,346	3,436
Deutsche Telekom AG	152,088	3,315
Universal Music Group NV	136,351	3,029
Singapore Telecommunications, Ltd.	1,510,800	2,799
SoftBank Corp.	256,685	2,746
Omnicom Group, Inc.	21,678	2,063

74	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Nippon Telegraph and Telephone Corp.	1,215,000	$1,440
Tencent Holdings, Ltd.	29,500	1,256
Yandex NV, Class A1	9,810	139
		99,435

Energy 5.23%
Canadian Natural Resources, Ltd. (CAD denominated)	399,557	22,464
EOG Resources, Inc.	77,547	8,875
Cenovus Energy, Inc. (CAD denominated)	462,034	7,847
TotalEnergies SE	122,540	7,023
Baker Hughes Co., Class A	201,698	6,376
Cameco Corp. (CAD denominated)	144,029	4,511
Cameco Corp.	43,262	1,355
Tourmaline Oil Corp.	120,026	5,655
BP PLC	906,866	5,313
Shell PLC (GBP denominated)	144,033	4,288
Reliance Industries, Ltd.	137,445	4,286
ConocoPhillips	34,528	3,577
Woodside Energy Group, Ltd.	115,207	2,668
Woodside Energy Group, Ltd. (CDI)	21,821	504
TC Energy Corp. (CAD denominated)	74,003	2,991
Suncor Energy, Inc.	76,426	2,242
Schlumberger NV	41,874	2,057
Exxon Mobil Corp.	18,586	1,993
Aker BP ASA	56,759	1,330
Gazprom PJSC[3]	2,248,304	—	[4]
		95,355

Utilities 2.12%
E.ON SE	416,028	5,303
DTE Energy Company	44,922	4,942
PG&E Corp.[1]	263,771	4,558
Engie SA	224,709	3,737
Engie SA, bonus shares	41,586	692
Edison International	49,486	3,437
China Resources Gas Group, Ltd.	946,432	3,245
Iberdrola, SA, non-registered shares	248,020	3,240
Constellation Energy Corp.	34,696	3,176
NextEra Energy, Inc.	32,920	2,443
Power Grid Corporation of India, Ltd.	663,057	2,063
AES Corp.	44,200	916
Public Service Enterprise Group, Inc.	13,054	817
		38,569

Real estate 0.65%
Crown Castle, Inc. REIT	38,059	4,337
Longfor Group Holdings, Ltd.	829,738	2,032
American Tower Corp. REIT	10,183	1,975
China Resources Mixc Lifestyle Services, Ltd.	326,600	1,625
Iron Mountain, Inc. REIT	17,607	1,000
Sun Hung Kai Properties, Ltd.	70,500	889
		11,858

Total common stocks (cost: $1,280,753,000)		1,740,035

Preferred securities 0.10%
Consumer discretionary 0.06%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	8,854	1,099

American Funds Insurance Series	75

Capital World Growth and Income Fund (continued)

Preferred securities (continued)	Shares		Value (000)
Health care 0.03%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]		59,790	$543

Financials 0.01%
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]		57,948	133
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]		56,047	132
			265

Total preferred securities (cost: $2,388,000)			1,907

Bonds, notes & other debt instruments 0.59%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.32%
Brazil (Federative Republic of) 10.00% 1/1/2033	BRL	23,200	4,672
United Mexican States, Series M, 8.00% 12/7/2023	MXN	20,000	1,153
			5,825

Corporate bonds, notes & loans 0.27%
Health care 0.14%
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024	USD	1,600	1,591
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		1,100	987
			2,578

Consumer discretionary 0.06%
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[5]		465	494
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]		390	364
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]		151	159
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[5]		125	133
			1,150

Energy 0.04%
TransCanada Pipelines, Ltd. 5.10% 3/15/2049		800	746

Financials 0.03%
Lloyds Banking Group PLC 3.369% 12/14/2046 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.50% on 12/14/2041)[6]		709	470

Total corporate bonds, notes & loans			4,944

Total bonds, notes & other debt instruments (cost: $10,451,000)			10,769

Short-term securities 3.94%		Shares
Money market investments 3.89%
Capital Group Central Cash Fund 5.15%[7,8]		708,625	70,870

76	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.05%
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.01%[7,9]	428,400	$429
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.05%[7,9]	428,400	428
		857

Total short-term securities (cost: $71,717,000)		71,727
Total investment securities 100.13% (cost: $1,365,309,000)		1,824,438
Other assets less liabilities (0.13)%		(2,311)

Net assets 100.00%		$1,822,127

Investments in affiliates8

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)
Short-term securities 3.89%
Money market investments 3.89%
Capital Group Central Cash Fund 5.15%[7]	$693	$205,416	$135,244		$(5)	$10	$70,870	$1,471
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.15%[7]	111		111	[10]			—	—	[11]
Total 3.89%					$(5)	$10	$70,870	$1,471

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $6,023,000, which represented .33% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,150,000, which represented .06% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Rate represents the seven-day yield at 6/30/2023.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	77

Growth-Income Fund
Investment portfolio June 30, 2023	unaudited

Common stocks 94.66%	Shares	Value (000)
Information technology 20.32%
Microsoft Corp.	7,657,151	$2,607,566
Broadcom, Inc.	2,065,791	1,791,929
Apple, Inc.	1,666,424	323,236
ASML Holding NV	215,068	155,682
ASML Holding NV (New York registered) (ADR)	137,293	99,503
Taiwan Semiconductor Manufacturing Company, Ltd.	12,123,000	225,916
Accenture PLC, Class A	703,659	217,135
Adobe, Inc.[1]	417,161	203,988
Applied Materials, Inc.	1,300,400	187,960
ServiceNow, Inc.[1]	294,412	165,451
NVIDIA Corp.	380,677	161,034
Texas Instruments, Inc.	744,443	134,015
SK hynix, Inc.	1,326,567	116,969
GoDaddy, Inc., Class A1	1,402,444	105,366
Salesforce, Inc.[1]	460,286	97,240
Arista Networks, Inc.[1]	548,871	88,950
Analog Devices, Inc.	398,402	77,613
Intel Corp.	2,300,000	76,912
Micron Technology, Inc.	1,077,000	67,970
QUALCOMM, Inc.	564,911	67,247
Snowflake, Inc., Class A1	366,942	64,574
KLA Corp.	116,000	56,262
MKS Instruments, Inc.	481,000	51,996
Cognizant Technology Solutions Corp., Class A	682,850	44,576
Datadog, Inc., Class A1	365,800	35,987
Lam Research Corp.	50,039	32,168
Trimble, Inc.[1]	443,800	23,495
Dye & Durham, Ltd.	243,145	3,324
		7,284,064

Industrials 16.14%
General Electric Co.	7,403,660	813,292
Raytheon Technologies Corp.	6,583,828	644,952
Carrier Global Corp.	7,536,978	374,663
TransDigm Group, Inc.	379,321	339,178
Northrop Grumman Corp.	597,300	272,249
Woodward, Inc.	2,204,500	262,137
Airbus SE, non-registered shares	1,617,590	233,831
Waste Connections, Inc.	1,425,463	203,741
General Dynamics Corp.	848,975	182,657
Waste Management, Inc.	1,005,502	174,374
GFL Environmental, Inc., subordinate voting shares	4,404,748	170,904
Automatic Data Processing, Inc.	764,135	167,949
TFI International, Inc.	1,386,815	158,041
Equifax, Inc.	597,507	140,593
Lincoln Electric Holdings, Inc.	651,887	129,484
Safran SA	750,153	117,858
ITT, Inc.	1,244,379	115,989
Broadridge Financial Solutions, Inc.	675,596	111,899
United Airlines Holdings, Inc.[1]	1,946,966	106,830
BWX Technologies, Inc.	1,485,298	106,303
L3Harris Technologies, Inc.	520,048	101,810
Old Dominion Freight Line, Inc.	245,487	90,769
United Rentals, Inc.	183,000	81,503
Fortive Corp.	1,085,000	81,126
CSX Corp.	2,368,992	80,783
Union Pacific Corp.	368,000	75,300
Concentrix Corp.	904,367	73,028
Delta Air Lines, Inc.	1,415,000	67,269
Honeywell International, Inc.	291,182	60,420
Boeing Company[1]	270,800	57,182
Ceridian HCM Holding, Inc.[1]	561,543	37,607

78	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
TELUS International (Cda), Inc., subordinate voting shares[1]	2,302,991	$34,959
Norfolk Southern Corp.	143,359	32,508
Otis Worldwide Corp.	268,100	23,864
Lockheed Martin Corp.	50,000	23,019
Fastenal Co.	379,747	22,401
Paychex, Inc.	127,131	14,222
		5,784,694

Health care 12.80%
UnitedHealth Group, Inc.	1,440,199	692,217
Abbott Laboratories	6,276,960	684,314
AbbVie, Inc.	3,434,623	462,747
GE HealthCare Technologies, Inc.	4,644,037	377,282
Novo Nordisk AS, Class B	1,693,679	273,552
Eli Lilly and Company	542,974	254,644
AstraZeneca PLC	1,209,323	173,222
AstraZeneca PLC (ADR)	721,200	51,616
Danaher Corp.	888,895	213,335
Thermo Fisher Scientific, Inc.	321,657	167,824
Bristol-Myers Squibb Company	2,284,278	146,080
Humana, Inc.	322,703	144,290
Takeda Pharmaceutical Company, Ltd.	3,045,800	95,733
Regeneron Pharmaceuticals, Inc.[1]	131,081	94,187
Revvity, Inc.	769,600	91,421
Johnson & Johnson	510,333	84,470
Vertex Pharmaceuticals, Inc.[1]	231,626	81,511
CVS Health Corp.	1,133,178	78,337
Zoetis, Inc., Class A	400,684	69,002
Pfizer, Inc.	1,470,000	53,920
Penumbra, Inc.[1]	150,905	51,920
Elevance Health, Inc.	105,511	46,877
Gilead Sciences, Inc.	537,989	41,463
Medtronic PLC	413,597	36,438
Stryker Corp.	105,643	32,231
Edwards Lifesciences Corp.[1]	317,059	29,908
Tandem Diabetes Care, Inc.[1]	910,186	22,336
BioMarin Pharmaceutical, Inc.[1]	155,000	13,435
Seagen, Inc.[1]	47,504	9,143
NovoCure, Ltd.[1]	193,600	8,034
Vir Biotechnology, Inc.[1]	258,400	6,338
		4,587,827

Financials 10.82%
Mastercard, Inc., Class A	1,561,599	614,177
JPMorgan Chase & Co.	3,087,383	449,029
Marsh & McLennan Companies, Inc.	1,709,201	321,466
Visa, Inc., Class A	1,346,541	319,777
Arthur J. Gallagher & Co.	1,189,650	261,211
Chubb, Ltd.	927,008	178,505
Aon PLC, Class A	442,013	152,583
Morgan Stanley	1,673,017	142,876
BlackRock, Inc.	202,957	140,272
B3 SA - Brasil, Bolsa, Balcao	39,829,500	121,530
Fidelity National Information Services, Inc.	2,114,700	115,674
FleetCor Technologies, Inc.[1]	420,507	105,581
Wells Fargo & Company	2,248,532	95,967
Global Payments, Inc.	973,628	95,922
S&P Global, Inc.	228,138	91,458
Berkshire Hathaway, Inc., Class B1	250,000	85,250
State Street Corp.	1,077,260	78,834
Fiserv, Inc.[1]	536,700	67,705
Webster Financial Corp.	1,701,139	64,218

American Funds Insurance Series	79

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Power Corporation of Canada, subordinate voting shares[2]	2,293,100	$61,726
Blue Owl Capital, Inc., Class A	4,749,165	55,328
KKR & Co., Inc.	970,000	54,320
MSCI, Inc.	91,248	42,822
American International Group, Inc.	704,000	40,508
TPG, Inc., Class A	1,347,552	39,429
PNC Financial Services Group, Inc.	299,471	37,718
Truist Financial Corp.	800,000	24,280
Citizens Financial Group, Inc.	728,750	19,006
CME Group, Inc., Class A	5,500	1,019
		3,878,191

Communication services 8.96%
Alphabet, Inc., Class C1	5,999,920	725,810
Alphabet, Inc., Class A1	5,066,514	606,462
Meta Platforms, Inc., Class A1	2,031,905	583,116
Netflix, Inc.[1]	1,202,337	529,617
Comcast Corp., Class A	10,213,138	424,356
Charter Communications, Inc., Class A1	326,637	119,997
Electronic Arts, Inc.	843,700	109,428
Take-Two Interactive Software, Inc.[1]	502,094	73,888
T-Mobile US, Inc.[1]	268,821	37,339
		3,210,013

Consumer discretionary 8.49%
Amazon.com, Inc.[1]	6,914,363	901,356
Royal Caribbean Cruises, Ltd.[1]	2,651,730	275,090
Hilton Worldwide Holdings, Inc.	1,430,007	208,137
Starbucks Corp.	1,763,887	174,731
General Motors Company	3,674,894	141,704
Home Depot, Inc.	415,393	129,038
Chipotle Mexican Grill, Inc.[1]	51,964	111,151
Restaurant Brands International, Inc.	1,405,154	108,927
Churchill Downs, Inc.	720,852	100,321
InterContinental Hotels Group PLC	1,396,700	96,451
Wyndham Hotels & Resorts, Inc.	1,322,000	90,650
Entain PLC	5,237,408	85,057
NIKE, Inc., Class B	692,740	76,458
Tesla, Inc.[1]	284,057	74,358
D.R. Horton, Inc.	556,366	67,704
Burlington Stores, Inc.[1]	399,428	62,866
Kering SA	101,695	56,322
CarMax, Inc.[1]	650,000	54,405
Darden Restaurants, Inc.	296,000	49,456
Marriott International, Inc., Class A	258,000	47,392
Airbnb, Inc., Class A1	350,000	44,856
Tapestry, Inc.	948,126	40,580
YUM! Brands, Inc.	196,630	27,243
NVR, Inc.[1]	3,010	19,115
Aptiv PLC[1]	11,457	1,170
		3,044,538

Consumer staples 5.77%
Philip Morris International, Inc.	6,618,268	646,075
British American Tobacco PLC	9,803,959	325,261
Dollar Tree Stores, Inc.[1]	1,559,165	223,740
General Mills, Inc.	2,118,800	162,512
Molson Coors Beverage Company, Class B, restricted voting shares	2,332,249	153,555
Mondelez International, Inc.	1,607,973	117,285
Constellation Brands, Inc., Class A	407,978	100,416
Anheuser-Busch InBev SA/NV	1,339,531	75,866
Church & Dwight Co., Inc.	662,578	66,410

80	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Archer Daniels Midland Company	670,100	$50,633
Dollar General Corp.	291,102	49,423
PepsiCo, Inc.	215,112	39,843
Monster Beverage Corp.[1]	357,120	20,513
Kraft Heinz Company	567,200	20,136
Keurig Dr Pepper, Inc.	575,591	17,999
		2,069,667

Energy 3.73%
Chevron Corp.	2,053,300	323,087
Baker Hughes Co., Class A	7,353,936	232,458
ConocoPhillips	2,074,316	214,920
Canadian Natural Resources, Ltd. (CAD denominated)	3,393,801	190,806
TC Energy Corp.	1,909,381	77,158
TC Energy Corp. (CAD denominated)	1,849,358	74,742
EOG Resources, Inc.	620,310	70,988
Exxon Mobil Corp.	660,220	70,808
Equitrans Midstream Corp.	3,862,622	36,927
Cheniere Energy, Inc.	238,735	36,374
Diamondback Energy, Inc.	51,890	6,816
		1,335,084

Utilities 3.46%
PG&E Corp.[1]	21,353,804	368,994
Edison International	2,689,330	186,774
Constellation Energy Corp.	1,414,838	129,528
Sempra Energy	690,000	100,457
Engie SA	5,237,367	87,114
CenterPoint Energy, Inc.	2,840,104	82,789
AES Corp.	3,252,943	67,434
NextEra Energy, Inc.	866,000	64,257
Entergy Corp.	645,000	62,804
CMS Energy Corp.	783,323	46,020
DTE Energy Company	401,000	44,118
		1,240,289

Materials 2.99%
Linde PLC	1,122,332	427,698
LyondellBasell Industries NV	1,735,980	159,415
Vale SA (ADR), ordinary nominative shares	5,459,475	73,266
Vale SA, ordinary nominative shares	3,404,848	45,666
Celanese Corp.	782,815	90,650
Corteva, Inc.	1,505,942	86,290
ATI, Inc.[1]	1,626,963	71,961
Freeport-McMoRan, Inc.	1,437,967	57,519
Barrick Gold Corp.	2,373,000	40,175
Sherwin-Williams Company	73,315	19,467
		1,072,107

Real estate 1.18%
Equinix, Inc. REIT	278,701	218,485
VICI Properties, Inc. REIT	5,171,525	162,541
Crown Castle, Inc. REIT	380,433	43,346
		424,372

Total common stocks (cost: $19,905,770,000)		33,930,846

Convertible stocks 0.17%
Financials 0.09%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023	527,700	34,881

American Funds Insurance Series	81

Growth-Income Fund (continued)

Convertible stocks (continued)	Shares		Value (000)
Utilities 0.08%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025[2]		617,200	$27,953

Total convertible stocks (cost: $74,384,000)			62,834

Bonds, notes & other debt instruments 0.02%	Principal amount (000)
Corporate bonds, notes & loans 0.02%
Industrials 0.02%
Boeing Co. 4.875% 5/1/2025	USD	4,706	4,641

Consumer discretionary 0.00%
General Motors Financial Co., Inc. 4.30% 7/13/2025		160	155
General Motors Financial Co., Inc. 5.25% 3/1/2026		827	815
			970
Total corporate bonds, notes & loans			5,611

Total bonds, notes & other debt instruments (cost: $5,618,000)			5,611

Short-term securities 5.47%		Shares
Money market investments 5.31%
Capital Group Central Cash Fund 5.15%[3,4]		19,017,596	1,901,950

Money market investments purchased with collateral from securities on loan 0.16%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.05%[3,5]		29,173,894	29,174
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.01%[3,5]		28,974,017	28,974
Capital Group Central Cash Fund 5.15%[3,4,5]		208	21
			58,169

Total short-term securities (cost: $1,959,423,000)			1,960,119
Total investment securities 100.32% (cost: $21,945,195,000)			35,959,410
Other assets less liabilities (0.32)%			(115,570)

Net assets 100.00%			$35,843,840

Investments in affiliates[4]

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)
Short-term securities 5.31%
Money market investments 5.31%
Capital Group Central Cash Fund 5.15%[3]	$2,565,190	$1,994,435	$2,658,100		$56	$369	$1,901,950	$56,076
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.15%[3,5]	40,231		40,210	[6]			21	—	[7]
Total 5.31%					$56	$369	$1,901,971	$56,076

82	American Funds Insurance Series

Growth-Income Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $61,497,000, which represented .17% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 6/30/2023.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	83

International Growth and Income Fund
Investment portfolio June 30, 2023	unaudited

Common stocks 93.80%	Shares	Value (000)
Financials 16.65%
Ping An Insurance (Group) Company of China, Ltd., Class H	709,000	$4,543
AXA SA	136,862	4,043
AIA Group, Ltd.	379,400	3,871
Edenred SA	49,245	3,298
HDFC Bank, Ltd.	124,454	2,586
Zurich Insurance Group AG	5,353	2,543
DNB Bank ASA	122,116	2,283
UniCredit SpA	91,384	2,131
Société Générale	72,702	1,893
Resona Holdings, Inc.	387,000	1,854
Tokio Marine Holdings, Inc.	72,100	1,665
Euronext NV	19,426	1,321
Hana Financial Group, Inc.	40,282	1,206
Banco Santander, SA	296,060	1,099
London Stock Exchange Group PLC	9,959	1,055
KB Financial Group, Inc.	27,632	1,002
Aon PLC, Class A	2,758	952
Bank Hapoalim B.M.	112,043	919
Banco Bilbao Vizcaya Argentaria, SA	113,087	872
Erste Group Bank AG	23,853	838
Hang Seng Bank, Ltd.	55,600	792
Prudential PLC	54,761	772
Toronto-Dominion Bank (CAD denominated)	12,366	766
Grupo Financiero Banorte, SAB de CV, Series O	86,376	713
Industrial and Commercial Bank of China, Ltd., Class H	1,240,040	662
HDFC Life Insurance Co., Ltd.	79,609	632
DBS Group Holdings, Ltd.	24,695	577
China Merchants Bank Co., Ltd., Class H	125,500	571
Bank Leumi Le Israel BM	75,305	564
Tryg A/S	24,722	535
Discovery, Ltd.[1]	63,658	492
Kotak Mahindra Bank, Ltd.	20,930	471
CaixaBank, SA, non-registered shares	110,211	457
XP, Inc., Class A1	18,639	437
Israel Discount Bank, Ltd., Class A	87,188	433
Bank Mandiri (Persero) Tbk PT	1,210,116	424
ICICI Bank, Ltd. (ADR)	17,096	395
Dai-ichi Life Holdings, Inc.	20,400	391
United Overseas Bank, Ltd.	16,600	344
Skandinaviska Enskilda Banken AB, Class A	30,983	343
ICICI Securities, Ltd.	45,682	339
Brookfield Corp., Class A (CAD denominated)	9,671	326
Postal Savings Bank of China Co., Ltd., Class H	437,000	270
3i Group PLC	10,807	268
ING Groep NV	19,804	267
B3 SA - Brasil, Bolsa, Balcao	79,142	241
Canara Bank	62,228	230
Hong Kong Exchanges and Clearing, Ltd.	5,900	224
Banca Generali SpA	5,999	207
Intesa Sanpaolo SpA	77,253	203
ABN AMRO Bank NV	11,559	180
AU Small Finance Bank, Ltd.	12,289	113
Moscow Exchange MICEX-RTS PJSC[2]	346,177	—	[3]
Sberbank of Russia PJSC[2]	476,388	—	[3]
		53,613

Industrials 13.33%
Airbus SE, non-registered shares	49,518	7,158
BAE Systems PLC	392,905	4,636
CCR SA, ordinary nominative shares	804,508	2,361
ABB, Ltd.	54,020	2,126
Alliance Global Group, Inc.	7,601,700	1,848

84	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
SMC Corp.	3,000	$1,668
Daikin Industries, Ltd.	7,900	1,613
RELX PLC	43,468	1,449
Ryanair Holdings PLC (ADR)[1]	12,942	1,431
Bunzl PLC	33,727	1,284
InPost SA1	113,181	1,228
Safran SA	6,996	1,099
Rheinmetall AG	3,570	980
Brenntag SE	12,182	949
Mitsui & Co., Ltd.	24,100	907
LIXIL Corp.	60,000	762
Nidec Corp.	12,900	709
Epiroc AB, Class A	19,168	363
Epiroc AB, Class B	18,749	303
Experian PLC	16,847	647
Techtronic Industries Co., Ltd.	59,000	646
TFI International, Inc. (CAD denominated)	4,727	539
Caterpillar, Inc.	2,180	536
BELIMO Holding AG	1,072	535
Canadian Pacific Kansas City, Ltd. (CAD denominated)	6,588	532
DSV A/S	2,346	494
Interpump Group SpA	8,775	488
Wizz Air Holdings PLC[1]	13,369	465
DHL Group	9,199	449
Canadian National Railway Company (CAD denominated)	3,461	419
SITC International Holdings Co., Ltd.	227,659	418
Siemens AG	2,467	411
AGC, Inc.[4]	10,000	360
Adecco Group AG	10,191	333
Diploma PLC	8,627	328
ITOCHU Corp.	8,000	318
Fluidra, SA, non-registered shares	15,091	294
IMCD NV	1,944	280
ASSA ABLOY AB, Class B	10,930	262
Hitachi, Ltd.	3,900	241
Rentokil Initial PLC	28,943	226
Komatsu, Ltd.	7,400	200
Shenzhen Inovance Technology Co., Ltd., Class A	22,300	197
Melrose Industries PLC	28,547	184
VAT Group AG	324	134
Polycab India, Ltd.	2,077	90
Thales SA	121	18
		42,918

Consumer discretionary 11.30%
LVMH Moët Hennessy-Louis Vuitton SE	5,443	5,137
Renault SA	72,530	3,060
Evolution AB	20,484	2,596
InterContinental Hotels Group PLC	27,923	1,928
Restaurant Brands International, Inc. (CAD denominated)[4]	24,397	1,892
Industria de Diseño Textil, SA	46,557	1,809
Midea Group Co., Ltd., Class A	189,700	1,544
adidas AG	7,496	1,454
B&M European Value Retail SA	194,270	1,377
Prosus NV, Class N	18,590	1,360
Sands China, Ltd.[1]	390,772	1,337
MGM China Holdings, Ltd.[1,4]	1,132,400	1,327
Sodexo SA	11,248	1,239
Galaxy Entertainment Group, Ltd.[1]	178,000	1,136
Stellantis NV	64,100	1,128
Wynn Macau, Ltd.[1]	1,149,200	1,047
Valeo SA, non-registered shares	38,408	824

American Funds Insurance Series	85

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Paltac Corp.	21,100	$702
Li Ning Co., Ltd.	117,500	635
Cie. Financière Richemont SA, Class A	3,572	606
Alibaba Group Holding, Ltd.[1]	52,100	542
Trip.com Group, Ltd.[1]	9,700	339
Trip.com Group, Ltd. (ADR)[1]	5,672	199
Entain PLC	32,062	521
Coupang, Inc., Class A1	28,125	489
D’Ieteren Group	2,544	450
Amadeus IT Group SA, Class A, non-registered shares	4,610	352
Games Workshop Group PLC	2,533	352
Kering SA	554	307
IDP Education, Ltd.	10,558	156
Pan Pacific International Holdings Corp.	8,200	147
Nitori Holdings Co., Ltd.	1,300	145
MercadoLibre, Inc.[1]	88	104
Dixon Technologies (India), Ltd.[1]	1,572	84
Balkrishna Industries, Ltd.	2,474	71
		36,396

Information technology 10.93%
Taiwan Semiconductor Manufacturing Company, Ltd.	417,000	7,771
ASML Holding NV	10,492	7,594
Tokyo Electron, Ltd.	23,900	3,423
Samsung Electronics Co., Ltd.	43,937	2,422
MediaTek, Inc.	103,000	2,286
Broadcom, Inc.	2,607	2,261
SAP SE	14,130	1,929
Keyence Corp.	2,600	1,230
TDK Corp.	29,700	1,150
Capgemini SE	6,068	1,149
ASM International NV	1,957	832
Nokia Corp.	179,319	752
Kingdee International Software Group Co., Ltd.[1]	432,000	580
Sage Group PLC	48,580	571
Halma PLC	11,436	331
Vanguard International Semiconductor Corp.	81,000	230
eMemory Technology, Inc.	3,000	215
NICE, Ltd. (ADR)[1]	890	184
Nomura Research Institute, Ltd.	5,300	146
Fujitsu, Ltd.	1,000	129
		35,185

Health care 9.62%
AstraZeneca PLC	71,421	10,231
Novo Nordisk AS, Class B	45,528	7,353
Sanofi	43,549	4,669
EssilorLuxottica SA	9,703	1,836
Bayer AG	26,813	1,482
Grifols, SA, Class B (ADR)[1]	86,250	790
Lonza Group AG	1,067	637
HOYA Corp.	4,800	573
Genus PLC	20,620	568
Siemens Healthineers AG	9,920	561
WuXi Biologics (Cayman), Inc.[1]	112,000	540
Roche Holding AG, nonvoting non-registered shares	1,227	375
Eisai Co., Ltd.	5,100	344
Argenx SE (ADR)[1]	777	303
Hypera SA, ordinary nominative shares	27,159	261
BeiGene, Ltd. (ADR)[1]	1,113	198

86	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Innovent Biologics, Inc.[1]	46,000	$175
CanSino Biologics, Inc., Class H4	21,400	72
EUROAPI[1]	1,412	16
		30,984

Consumer staples 9.57%
Philip Morris International, Inc.	72,448	7,072
British American Tobacco PLC	145,829	4,838
Carlsberg A/S, Class B	15,731	2,515
Nestlé SA	20,772	2,499
Kweichow Moutai Co., Ltd., Class A	10,390	2,423
Pernod Ricard SA	8,902	1,967
Anheuser-Busch InBev SA/NV	25,928	1,469
KT&G Corp.	19,729	1,242
Arca Continental, SAB de CV	95,987	987
Carrefour SA, non-registered shares	46,158	875
Japan Tobacco, Inc.[4]	34,500	756
Asahi Group Holdings, Ltd.	18,300	709
Ocado Group PLC[1]	97,053	701
L’Oréal SA, non-registered shares	1,405	656
Foshan Haitian Flavouring and Food Co., Ltd., Class A	89,824	579
Imperial Brands PLC	26,127	578
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	160,671	357
Reckitt Benckiser Group PLC	4,464	335
Danone SA	3,976	244
		30,802

Energy 6.60%
TotalEnergies SE	99,075	5,678
BP PLC	640,457	3,752
TechnipFMC PLC[1]	138,787	2,307
Schlumberger NV	33,086	1,625
Cameco Corp. (CAD denominated)	50,859	1,593
Canadian Natural Resources, Ltd. (CAD denominated)	24,662	1,387
TC Energy Corp. (CAD denominated)	28,137	1,137
Woodside Energy Group, Ltd.	30,934	716
Reliance Industries, Ltd.	18,277	570
Aker BP ASA	22,064	517
Saudi Arabian Oil Co.	55,149	475
Gaztransport & Technigaz SA	4,511	459
Tourmaline Oil Corp.	7,638	360
INPEX Corp.[4]	30,400	339
Equinor ASA	11,120	323
Sovcomflot PAO[2]	356,717	—	[3]
Gazprom PJSC[2]	671,150	—	[3]
LUKOIL Oil Co. PJSC[2]	9,706	—	[3]
		21,238

Communication services 5.81%
Publicis Groupe SA	40,679	3,173
Koninklijke KPN NV	772,856	2,759
Tencent Holdings, Ltd.	46,700	1,988
Nippon Telegraph and Telephone Corp.	1,645,000	1,949
Telefónica, SA, non-registered shares	387,455	1,572
BT Group PLC	791,363	1,231
SoftBank Corp.	91,600	980
América Móvil, SAB de CV, Class B (ADR)	33,508	725
Vodafone Group PLC	766,708	723
MTN Group, Ltd.	88,340	650
Deutsche Telekom AG	28,053	612
Singapore Telecommunications, Ltd.	312,200	578
KANZHUN, Ltd., Class A (ADR)[1]	32,449	488

American Funds Insurance Series	87

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Indus Towers, Ltd.[1]	219,926	$441
Sea, Ltd., Class A (ADR)[1]	4,726	274
NetEase, Inc.	14,000	272
Universal Music Group NV	8,573	191
KT Corp.	3,535	80
Viaplay Group AB, Class B1	6,878	40
		18,726

Materials 5.49%
Vale SA, ordinary nominative shares	166,547	2,234
Vale SA (ADR), ordinary nominative shares	59,920	804
Barrick Gold Corp.	118,707	2,010
Barrick Gold Corp. (CAD denominated)	13,543	229
Linde PLC	5,564	2,120
Glencore PLC	289,339	1,641
Rio Tinto PLC	15,796	1,004
Air Liquide SA, non-registered shares	4,736	849
Nutrien, Ltd. (CAD denominated)	13,817	816
Sociedad Química y Minera de Chile SA, Class B (ADR)	10,473	761
CEMEX, SAB de CV (ADR), ordinary participation certificates, units[1]	93,913	665
Asahi Kasei Corp.	96,500	655
Fortescue Metals Group, Ltd.	40,894	609
Holcim, Ltd.	8,429	567
Shin-Etsu Chemical Co., Ltd.	15,500	515
Sika AG	1,725	493
UPM-Kymmene OYJ	14,948	445
Fresnillo PLC	56,173	435
Grupo México, SAB de CV, Series B	86,163	415
DSM-Firmenich AG	2,262	243
Givaudan SA	52	173
Alrosa PJSC[2]	53,607	—	[3]
		17,683

Utilities 2.72%
Engie SA	170,504	2,836
ENN Energy Holdings, Ltd.	124,500	1,556
Brookfield Infrastructure Partners, LP	35,195	1,286
Enel SpA	121,999	822
National Grid PLC	51,693	683
Iberdrola, SA, non-registered shares	50,006	653
Veolia Environnement	17,522	554
China Resources Gas Group, Ltd.	103,400	355
		8,745

Real estate 1.78%
CK Asset Holdings, Ltd.	349,000	1,937
Prologis Property Mexico, SA de CV, REIT	269,369	1,001
Longfor Group Holdings, Ltd.	339,500	831
Mitsubishi Estate Co., Ltd.	65,100	777
Link REIT	125,768	700
KE Holdings, Inc., Class A (ADR)[1]	31,820	473
		5,719

Total common stocks (cost: $270,796,000)		302,009

Preferred securities 0.44%
Materials 0.36%
Gerdau SA, preferred nominative shares	221,414	1,159

88	American Funds Insurance Series

International Growth and Income Fund (continued)

Preferred securities (continued)	Shares		Value (000)
Information technology 0.08%
Samsung Electronics Co., Ltd., nonvoting preferred shares		5,728	$260

Total preferred securities (cost: $1,473,000)			1,419

Rights & warrants 0.03%
Consumer discretionary 0.03%
Midea Group Co., Ltd., Class A, warrants, expire 2/26/2024[1,5]		12,424	101

Total rights & warrants (cost: $93,000)			101

Bonds, notes & other debt instruments 0.33%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.33%
Brazil (Federative Republic of) 10.00% 1/1/2033	BRL	5,300	1,067

Total bonds, notes & other debt instruments (cost: $923,000)			1,067

Short-term securities 4.86%		Shares
Money market investments 4.38%
Capital Group Central Cash Fund 5.15%[6,7]		140,872	14,089

Money market investments purchased with collateral from securities on loan 0.48%
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.01%[6,8]		774,570	775
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.05%[6,8]		774,802	775
			1,550
Total short-term securities (cost: $15,633,000)			15,639
Total investment securities 99.46% (cost: $288,918,000)			320,235
Other assets less liabilities 0.54%			1,752

Net assets 100.00%			$321,987

Investments in affiliates7

	Value of affiliate at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 6/30/2023 (000)	Dividend income (000)
Short-term securities 4.38%
Money market investments 4.38%
Capital Group Central Cash Fund 5.15%[6]	$5,492	$35,329	$26,735	$1	$2	$14,089	$282

American Funds Insurance Series	89

International Growth and Income Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	All or a portion of this security was on loan. The total value of all such securities was $2,761,000, which represented .86% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $101,000, which represented .03% of the net assets of the fund.
[6]	Rate represents the seven-day yield at 6/30/2023.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations
ADR = American Depositary Receipts
BRL = Brazilian reais
CAD = Canadian dollars
REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

90	American Funds Insurance Series

Capital Income Builder
Investment portfolio June 30, 2023	unaudited

Common stocks 75.05%	Shares	Value (000)
Financials 12.46%
Zurich Insurance Group AG	36,882	$17,523
CME Group, Inc., Class A	61,555	11,405
JPMorgan Chase & Co.	70,175	10,206
Morgan Stanley	102,538	8,757
DBS Group Holdings, Ltd.	322,206	7,534
Power Corporation of Canada, subordinate voting shares[1]	201,698	5,429
DNB Bank ASA	285,670	5,341
BlackRock, Inc.	7,080	4,893
B3 SA - Brasil, Bolsa, Balcao	1,404,549	4,286
Münchener Rückversicherungs-Gesellschaft AG	10,154	3,808
AIA Group, Ltd.	367,400	3,749
ING Groep NV	249,623	3,371
Blackstone, Inc.	33,876	3,149
KBC Groep NV	42,469	2,970
Principal Financial Group, Inc.	39,022	2,959
China Pacific Insurance (Group) Co., Ltd., Class H	1,062,950	2,753
American International Group, Inc.	46,102	2,653
United Overseas Bank, Ltd.	114,400	2,371
National Bank of Canada	31,087	2,316
Wells Fargo & Company	52,572	2,244
Kaspi.kz JSC[2]	21,756	1,732
Kaspi.kz JSC (GDR)	5,504	438
Webster Financial Corp.	57,320	2,164
Toronto-Dominion Bank (CAD denominated)	33,526	2,078
Great-West Lifeco, Inc.	70,712	2,053
Tryg A/S	93,596	2,026
China Merchants Bank Co., Ltd., Class A	300,400	1,361
China Merchants Bank Co., Ltd., Class H	94,500	429
Hana Financial Group, Inc.	58,605	1,754
Capital One Financial Corp.	15,007	1,641
Ping An Insurance (Group) Company of China, Ltd., Class H	249,500	1,599
Swedbank AB, Class A	92,163	1,556
East West Bancorp, Inc.	26,392	1,393
State Street Corp.	16,884	1,236
360 ONE WAM, Ltd.	220,416	1,221
EFG International AG	119,467	1,214
BNP Paribas SA	19,047	1,203
Franklin Resources, Inc.	44,949	1,201
Western Union Company	88,324	1,036
Truist Financial Corp.	34,064	1,034
PNC Financial Services Group, Inc.	8,189	1,031
Citizens Financial Group, Inc.	39,063	1,019
TPG, Inc., Class A	31,841	932
Bank Central Asia Tbk PT	1,488,500	918
Patria Investments, Ltd., Class A	63,717	911
OneMain Holdings, Inc.	18,599	813
Banco Santander, SA	217,744	808
Citigroup, Inc.	17,383	800
Euronext NV	11,764	800
Société Générale	29,067	757
Vontobel Holding AG	11,821	751
Skandinaviska Enskilda Banken AB, Class A	63,216	699
Fidelity National Information Services, Inc.	10,115	553
Fukuoka Financial Group, Inc.	26,500	547
Bank of Montreal	4,075	368
UniCredit SpA	12,643	295
Travelers Companies, Inc.	1,600	278
Moscow Exchange MICEX-RTS PJSC[3]	875,002	—	[4]
Sberbank of Russia PJSC[3]	204,176	—	[4]
		148,366

American Funds Insurance Series	91

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Health care 9.66%
AbbVie, Inc.	164,878	$22,214
Abbott Laboratories	134,527	14,666
Gilead Sciences, Inc.	156,388	12,053
Amgen, Inc.	48,290	10,721
Sanofi	87,478	9,378
Medtronic PLC	102,282	9,011
AstraZeneca PLC	55,623	7,967
Bristol-Myers Squibb Company	119,512	7,643
Takeda Pharmaceutical Company, Ltd.	163,825	5,149
Roche Holding AG, nonvoting non-registered shares	10,518	3,214
Novartis AG	29,445	2,972
UnitedHealth Group, Inc.	6,021	2,894
Johnson & Johnson	14,328	2,372
GSK PLC	101,005	1,784
Merck & Co., Inc.	8,309	959
Pfizer, Inc.	19,387	711
EBOS Group, Ltd.	31,061	703
Bayer AG	12,628	698
		115,109

Consumer staples 9.60%
Philip Morris International, Inc.	269,741	26,332
British American Tobacco PLC	416,259	13,810
British American Tobacco PLC (ADR)	61,542	2,043
Nestlé SA	65,960	7,937
Altria Group, Inc.	170,048	7,703
General Mills, Inc.	89,727	6,882
PepsiCo, Inc.	32,513	6,022
Imperial Brands PLC	248,968	5,506
ITC, Ltd.	969,000	5,341
Danone SA	52,836	3,238
Carlsberg A/S, Class B	19,656	3,143
Unilever PLC	52,239	2,724
Diageo PLC	62,535	2,683
Seven & i Holdings Co., Ltd.	60,700	2,625
Kimberly-Clark Corp.	17,055	2,355
Anheuser-Busch InBev SA/NV	38,833	2,199
Kenvue, Inc.[5]	61,041	1,613
Wilmar International, Ltd.	564,000	1,588
Mondelez International, Inc.	17,875	1,304
Pernod Ricard SA	5,365	1,185
Kraft Heinz Company	33,332	1,183
Procter & Gamble Company	7,261	1,102
Essity Aktiebolag, Class B	39,037	1,039
Vector Group, Ltd.	69,487	890
Kao Corp.[1]	20,600	746
Target Corp.	5,570	735
Reckitt Benckiser Group PLC	7,982	599
Viscofan, SA, non-registered shares	7,558	522
Asahi Group Holdings, Ltd.[1]	11,800	457
Scandinavian Tobacco Group A/S	21,667	361
Coca-Cola HBC AG (CDI)	8,272	246
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	99,537	221
		114,334

Industrials 8.19%
Raytheon Technologies Corp.	215,838	21,143
BAE Systems PLC	538,573	6,355
Siemens AG	35,691	5,941
Honeywell International, Inc.	23,926	4,965
Lockheed Martin Corp.	10,428	4,801
DHL Group	87,449	4,270

92	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
RELX PLC	121,397	$4,047
Paychex, Inc.	30,673	3,431
Union Pacific Corp.	15,264	3,123
Marubeni Corp.	178,800	3,055
Kone OYJ, Class B	56,581	2,956
United Parcel Service, Inc., Class B	16,388	2,937
Singapore Technologies Engineering, Ltd.	968,200	2,641
L3Harris Technologies, Inc.	12,595	2,466
ITOCHU Corp.	58,800	2,338
Trinity Industries, Inc.	90,425	2,325
VINCI SA	17,993	2,091
Broadridge Financial Solutions, Inc.	11,724	1,942
Illinois Tool Works, Inc.	7,540	1,886
BOC Aviation, Ltd.	199,400	1,615
AB Volvo, Class B	75,480	1,566
SGS SA	15,425	1,457
Automatic Data Processing, Inc.	6,541	1,438
Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	47,408	1,278
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	68,673	1,233
Trelleborg AB, Class B	49,881	1,211
Canadian National Railway Company (CAD denominated)	9,101	1,102
Carrier Global Corp.	17,129	851
Bureau Veritas SA	29,068	797
Waste Management, Inc.	3,955	686
General Dynamics Corp.	2,786	599
Airbus SE, non-registered shares	3,671	531
Sulzer AG	4,052	349
LIXIL Corp.	10,000	127
		97,553

Information technology 7.73%
Broadcom, Inc.	45,416	39,396
Microsoft Corp.	64,408	21,933
Taiwan Semiconductor Manufacturing Company, Ltd.	549,800	10,246
Texas Instruments, Inc.	41,595	7,488
KLA Corp.	5,048	2,448
Tokyo Electron, Ltd.	11,100	1,590
NetApp, Inc.	17,470	1,335
Analog Devices, Inc.	6,364	1,240
GlobalWafers Co., Ltd.	76,938	1,235
SAP SE	8,709	1,189
Vanguard International Semiconductor Corp.	398,700	1,132
Samsung Electronics Co., Ltd.	16,417	905
Intel Corp.	18,847	630
SINBON Electronics Co., Ltd.	37,446	446
BE Semiconductor Industries NV	3,224	349
Tripod Technology Corp.	67,000	266
QUALCOMM, Inc.	1,645	196
		92,024

Utilities 6.20%
National Grid PLC	662,548	8,755
Engie SA	378,476	6,295
Engie SA, bonus shares	36,900	614
E.ON SE	501,396	6,391
Power Grid Corporation of India, Ltd.	2,052,725	6,386
The Southern Co.	77,968	5,477
DTE Energy Company	48,749	5,363
Iberdrola, SA, non-registered shares	301,212	3,934
Edison International	55,028	3,822
Sempra Energy	26,255	3,822
Duke Energy Corp.	38,994	3,499

American Funds Insurance Series	93

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Dominion Energy, Inc.	53,949	$2,794
AES Corp.	119,553	2,478
CenterPoint Energy, Inc.	77,961	2,273
SSE PLC	77,332	1,812
Entergy Corp.	18,533	1,804
Public Service Enterprise Group, Inc.	25,936	1,624
Pinnacle West Capital Corp.	15,295	1,246
ENN Energy Holdings, Ltd.	96,100	1,201
Exelon Corp.	28,319	1,154
SembCorp Industries, Ltd.	239,800	1,021
Evergy, Inc.	15,369	898
Power Assets Holdings, Ltd.	106,500	559
NextEra Energy, Inc.	6,009	446
CMS Energy Corp.	3,992	234
		73,902

Real estate 5.81%
VICI Properties, Inc. REIT	523,772	16,462
Crown Castle, Inc. REIT	100,515	11,453
Equinix, Inc. REIT	10,387	8,143
Public Storage REIT	15,169	4,428
Extra Space Storage, Inc. REIT	23,243	3,460
Federal Realty Investment Trust REIT	29,425	2,847
Gaming and Leisure Properties, Inc. REIT	54,176	2,625
Link REIT	467,128	2,601
American Tower Corp. REIT	13,195	2,559
Boston Properties, Inc. REIT	34,917	2,011
CK Asset Holdings, Ltd.	330,500	1,834
Welltower, Inc. REIT	20,296	1,642
Sun Hung Kai Properties, Ltd.	113,755	1,435
Charter Hall Group REIT	153,228	1,097
POWERGRID Infrastructure Investment Trust REIT	681,110	955
CTP NV	69,427	901
Digital Realty Trust, Inc. REIT	6,950	791
Longfor Group Holdings, Ltd.	298,000	730
Mindspace Business Parks REIT	186,589	702
Kimco Realty Corp. REIT	31,679	625
Prologis, Inc. REIT	4,763	584
Americold Realty Trust, Inc. REIT	17,402	562
Embassy Office Parks REIT	115,328	409
CubeSmart REIT	8,847	395
		69,251

Energy 5.80%
Canadian Natural Resources, Ltd. (CAD denominated)	220,983	12,424
Exxon Mobil Corp.	83,569	8,963
TC Energy Corp. (CAD denominated)	189,219	7,647
TC Energy Corp.	16,085	650
TotalEnergies SE	107,364	6,153
Chevron Corp.	37,408	5,886
BP PLC	828,721	4,855
EOG Resources, Inc.	41,596	4,760
Shell PLC (GBP denominated)	121,163	3,608
Shell PLC (ADR)	8,467	511
Woodside Energy Group, Ltd.	123,536	2,861
Woodside Energy Group, Ltd. (CDI)	25,206	582
Equitrans Midstream Corp.	220,130	2,104
Schlumberger NV	37,613	1,848
ConocoPhillips	16,317	1,691
Enbridge, Inc. (CAD denominated)	41,796	1,554
Pioneer Natural Resources Company	4,023	833
Baker Hughes Co., Class A	25,932	820

94	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
DT Midstream, Inc.	13,716	$680
Neste OYJ	15,434	595
Gazprom PJSC[3]	880,428	—	[4]
		69,025

Consumer discretionary 3.65%
Home Depot, Inc.	20,368	6,327
Industria de Diseño Textil, SA	119,156	4,629
Starbucks Corp.	44,556	4,414
Midea Group Co., Ltd., Class A	531,675	4,327
Kering SA	7,159	3,965
Restaurant Brands International, Inc.	48,923	3,793
LVMH Moët Hennessy-Louis Vuitton SE	3,751	3,540
YUM! Brands, Inc.	25,305	3,506
McDonald’s Corp.	11,591	3,459
Galaxy Entertainment Group, Ltd.[5]	202,000	1,289
Darden Restaurants, Inc.	7,342	1,227
NEXT PLC	12,327	1,083
Tractor Supply Co.	2,597	574
OPAP SA	22,896	399
Inchcape PLC	31,417	310
Pearson PLC	26,653	281
Kindred Group PLC (SDR)	24,452	261
VF Corp.	4,833	92
		43,476

Communication services 3.15%
Comcast Corp., Class A	236,587	9,830
Nippon Telegraph and Telephone Corp.	3,885,000	4,603
Koninklijke KPN NV	1,059,102	3,781
Singapore Telecommunications, Ltd.	1,895,500	3,512
Verizon Communications, Inc.	91,806	3,414
SoftBank Corp.	305,400	3,267
BCE, Inc.	53,284	2,429
América Móvil, SAB de CV, Class B (ADR)	90,869	1,967
HKT Trust and HKT, Ltd., units	1,154,240	1,344
Omnicom Group, Inc.	10,871	1,034
WPP PLC	91,116	953
Warner Music Group Corp., Class A	34,824	909
Indus Towers, Ltd.[5]	230,158	462
		37,505

Materials 2.80%
Vale SA (ADR), ordinary nominative shares	343,898	4,615
Vale SA, ordinary nominative shares	225,122	3,019
Rio Tinto PLC	84,330	5,357
Air Products and Chemicals, Inc.	13,544	4,057
Linde PLC	9,160	3,491
BHP Group, Ltd. (CDI)	63,035	1,872
UPM-Kymmene OYJ	56,040	1,670
Evonik Industries AG1	71,217	1,354
LyondellBasell Industries NV	14,470	1,329
International Flavors & Fragrances, Inc.	16,439	1,308
Sociedad Química y Minera de Chile SA, Class B (ADR)	12,929	939
BASF SE	16,210	787
Asahi Kasei Corp.	102,400	695
Celanese Corp.	5,292	613
Smurfit Kappa Group PLC	17,699	591
Gerdau SA (ADR)	105,698	552

American Funds Insurance Series	95

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
WestRock Co.	16,223	$472
Fortescue Metals Group, Ltd.	28,457	424
Nexa Resources SA1	51,286	249
		33,394

Total common stocks (cost: $740,664,000)		893,939

Preferred securities 0.04%
Financials 0.04%
Banco Bradesco SA, preferred nominative shares	138,496	476

Total preferred securities (cost: $385,000)		476

Rights & warrants 0.00%
Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[5]	7,130	10

Total rights & warrants (cost: $0)		10

Convertible stocks 0.24%
Utilities 0.24%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	35,900	1,626
AES Corp., convertible preferred units, 6.875% 2/15/2024	8,659	707
American Electric Power Company, Inc., convertible preferred units, 6.125% 8/15/2023	9,704	482

Total convertible stocks (cost: $3,074,000)		2,815

Investment funds 3.08%
Capital Group Central Corporate Bond Fund[6]	4,434,560	36,718

Total investment funds (cost: $41,985,000)		36,718

Bonds, notes & other debt instruments 17.31%	Principal amount (000)
Mortgage-backed obligations 7.22%
Federal agency mortgage-backed obligations 6.37%
Fannie Mae Pool #695412 5.00% 6/1/2033[7]	USD	—	[4]	—	[4]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[7]		1		1
Fannie Mae Pool #931768 5.00% 8/1/2039[7]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[7]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[7]		2		2
Fannie Mae Pool #AE0311 3.50% 8/1/2040[7]		8		8
Fannie Mae Pool #AE1248 5.00% 6/1/2041[7]		8		8
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[7]		6		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[7]		6		6
Fannie Mae Pool #AE1277 5.00% 11/1/2041[7]		4		4
Fannie Mae Pool #AE1283 5.00% 12/1/2041[7]		2		2
Fannie Mae Pool #AE1290 5.00% 2/1/2042[7]		4		4
Fannie Mae Pool #AT0300 3.50% 3/1/2043[7]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[7]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[7]		2		2
Fannie Mae Pool #FM9416 3.50% 7/1/2045[7]		143		133
Fannie Mae Pool #BH3122 4.00% 6/1/2047[7]		1		1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[7]		35		34
Fannie Mae Pool #BK5232 4.00% 5/1/2048[7]		19		18
Fannie Mae Pool #BK6840 4.00% 6/1/2048[7]		25		24
Fannie Mae Pool #BK9743 4.00% 8/1/2048[7]		8		7

96	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BK9761 4.50% 8/1/2048[7]	USD	5	$5
Fannie Mae Pool #FM3280 3.50% 5/1/2049[7]		36	34
Fannie Mae Pool #CA5540 3.00% 4/1/2050[7]		3,097	2,762
Fannie Mae Pool #CA6309 3.00% 7/1/2050[7]		364	325
Fannie Mae Pool #CA6349 3.00% 7/1/2050[7]		136	120
Fannie Mae Pool #CA6740 3.00% 8/1/2050[7]		95	84
Fannie Mae Pool #CA7048 3.00% 9/1/2050[7]		50	44
Fannie Mae Pool #CA7052 3.00% 9/1/2050[7]		15	13
Fannie Mae Pool #CA7381 3.00% 10/1/2050[7]		152	134
Fannie Mae Pool #FM5166 3.00% 12/1/2050[7]		97	86
Fannie Mae Pool #BR4104 2.00% 1/1/2051[7]		49	41
Fannie Mae Pool #FM5509 3.00% 1/1/2051[7]		148	131
Fannie Mae Pool #CB0191 3.00% 4/1/2051[7]		182	162
Fannie Mae Pool #CB0193 3.00% 4/1/2051[7]		22	20
Fannie Mae Pool #FM7909 3.00% 6/1/2051[7]		18	16
Fannie Mae Pool #FM8477 3.00% 8/1/2051[7]		131	116
Fannie Mae Pool #CB2787 3.50% 12/1/2051[7]		23	21
Fannie Mae Pool #BV0790 3.50% 1/1/2052[7]		96	88
Fannie Mae Pool #FS0647 3.00% 2/1/2052[7]		973	868
Fannie Mae Pool #CB3179 3.50% 3/1/2052[7]		341	311
Fannie Mae Pool #BW1289 5.50% 10/1/2052[7]		131	131
Fannie Mae Pool #BW1243 5.50% 10/1/2052[7]		123	122
Fannie Mae Pool #MA4842 5.50% 12/1/2052[7]		177	177
Fannie Mae Pool #MA4919 5.50% 2/1/2053[7]		115	114
Fannie Mae Pool #FS4563 5.00% 5/1/2053[7]		66	65
Fannie Mae Pool #MA5010 5.50% 5/1/2053[7]		307	305
Fannie Mae Pool #MA5011 6.00% 5/1/2053[7]		1,785	1,801
Fannie Mae Pool #MA5039 5.50% 6/1/2053[7]		376	375
Fannie Mae Pool #CB6485 6.00% 6/1/2053[7]		464	468
Fannie Mae Pool #CB6486 6.00% 6/1/2053[7]		287	291
Fannie Mae Pool #CB6465 6.00% 6/1/2053[7]		205	207
Fannie Mae Pool #MA5071 5.00% 7/1/2053[7]		372	365
Fannie Mae Pool #MA5072 5.50% 7/1/2053[7]		1,251	1,246
Fannie Mae Pool #BF0142 5.50% 8/1/2056[7]		371	381
Fannie Mae Pool #BF0342 5.50% 1/1/2059[7]		252	256
Fannie Mae Pool #BM6737 4.50% 11/1/2059[7]		655	634
Fannie Mae Pool #BF0497 3.00% 7/1/2060[7]		440	376
Freddie Mac Pool #SC0149 2.00% 3/1/2041[7]		75	64
Freddie Mac Pool #RB0544 2.00% 6/1/2041[7]		130	111
Freddie Mac Pool #Q15874 4.00% 2/1/2043[7]		1	1
Freddie Mac Pool #G67711 4.00% 3/1/2048[7]		222	213
Freddie Mac Pool #Q55971 4.00% 5/1/2048[7]		18	17
Freddie Mac Pool #Q56175 4.00% 5/1/2048[7]		16	16
Freddie Mac Pool #Q55970 4.00% 5/1/2048[7]		8	8
Freddie Mac Pool #Q56599 4.00% 6/1/2048[7]		25	24
Freddie Mac Pool #Q57242 4.50% 7/1/2048[7]		12	12
Freddie Mac Pool #Q58411 4.50% 9/1/2048[7]		49	48
Freddie Mac Pool #Q58436 4.50% 9/1/2048[7]		27	27
Freddie Mac Pool #Q58378 4.50% 9/1/2048[7]		19	18
Freddie Mac Pool #ZT1704 4.50% 1/1/2049[7]		1,169	1,147
Freddie Mac Pool #RA3384 3.00% 8/1/2050[7]		16	14
Freddie Mac Pool #RA3506 3.00% 9/1/2050[7]		156	138
Freddie Mac Pool #RA5901 3.00% 9/1/2051[7]		81	71
Freddie Mac Pool #RA6347 3.00% 11/1/2051[7]		163	144
Freddie Mac Pool #SD8214 3.50% 5/1/2052[7]		606	552
Freddie Mac Pool #QE3580 3.50% 6/1/2052[7]		493	449
Freddie Mac Pool #QE4383 4.00% 6/1/2052[7]		337	317
Freddie Mac Pool #RA7556 4.50% 6/1/2052[7]		909	875
Freddie Mac Pool #SD1584 4.50% 9/1/2052[7]		200	195
Freddie Mac Pool #QF0924 5.50% 9/1/2052[7]		320	319
Freddie Mac Pool #SD2948 5.50% 11/1/2052[7]		127	126

American Funds Insurance Series	97

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD2716 5.00% 4/1/2053[7]	USD	108		$106
Freddie Mac Pool #SD8316 5.50% 4/1/2053[7]		618		616
Freddie Mac Pool #SD8324 5.50% 5/1/2053[7]		467		465
Freddie Mac Pool #SD8329 5.00% 6/1/2053[7]		36		35
Freddie Mac Pool #SD8331 5.50% 6/1/2053[7]		1,172		1,167
Freddie Mac Pool #RA9294 6.50% 6/1/2053[7]		21		22
Freddie Mac Pool #RA9289 6.50% 6/1/2053[7]		17		18
Freddie Mac Pool #RA9288 6.50% 6/1/2053[7]		16		17
Freddie Mac Pool #RA9292 6.50% 6/1/2053[7]		17		17
Freddie Mac Pool #RA9287 6.50% 6/1/2053[7]		11		11
Freddie Mac Pool #RA9290 6.50% 6/1/2053[7]		8		8
Freddie Mac Pool #RA9291 6.50% 6/1/2053[7]		6		6
Freddie Mac Pool #RA9295 6.50% 6/1/2053[7]		4		4
Freddie Mac Pool #SD8341 5.00% 7/1/2053[7]		360		353
Freddie Mac Pool #SD8342 5.50% 7/1/2053[7]		2,559		2,549
Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033[7,8]		160		160
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[7,8]		110		102
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[7]		227		209
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[7,8]		222		205
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[7,8]		93		84
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[7]		77		69
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[7]		19		17
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[7]		960		857
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[7]		379		355
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[7]		590		551
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058[7]		17		16
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[7]		10		9
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[7]		872		823
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029[7]		1,234		1,129
Government National Mortgage Assn. 5.50% 7/1/2053[7,9]		970		966
Government National Mortgage Assn. 4.00% 8/1/2053[7,9]		3,568		3,379
Government National Mortgage Assn. 5.00% 8/1/2053[7,9]		1,610		1,582
Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049[7]		199		195
Government National Mortgage Assn. Pool #694836 5.75% 9/20/2059[7]		—	[4]	—	[4]
Government National Mortgage Assn. Pool #765152 4.14% 7/20/2061[7]		—	[4]	—	[4]
Government National Mortgage Assn. Pool #766525 4.70% 11/20/2062[7]		—	[4]	—	[4]
Government National Mortgage Assn. Pool #725893 5.20% 9/20/2064[7]		—	[4]	—	[4]
Uniform Mortgage-Backed Security 2.50% 7/1/2038[7,9]		308		280
Uniform Mortgage-Backed Security 2.50% 8/1/2038[7,9]		1,400		1,277
Uniform Mortgage-Backed Security 2.00% 7/1/2053[7,9]		981		800
Uniform Mortgage-Backed Security 3.00% 7/1/2053[7,9]		1,083		953
Uniform Mortgage-Backed Security 3.50% 7/1/2053[7,9]		3,995		3,641
Uniform Mortgage-Backed Security 4.00% 7/1/2053[7,9]		407		382
Uniform Mortgage-Backed Security 4.50% 7/1/2053[7,9]		176		169
Uniform Mortgage-Backed Security 5.00% 7/1/2053[7,9]		7,608		7,455
Uniform Mortgage-Backed Security 5.50% 7/1/2053[7,9]		2,585		2,573
Uniform Mortgage-Backed Security 2.00% 8/1/2053[7,9]		300		245
Uniform Mortgage-Backed Security 2.50% 8/1/2053[7,9]		560		476

98	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 3.00% 8/1/2053[7,9]	USD	160	$141
Uniform Mortgage-Backed Security 4.00% 8/1/2053[7,9]		2,600	2,442
Uniform Mortgage-Backed Security 4.50% 8/1/2053[7,9]		2,300	2,213
Uniform Mortgage-Backed Security 5.50% 8/1/2053[7,9]		11,110	11,055
Uniform Mortgage-Backed Security 6.00% 8/1/2053[7,9]		6,352	6,407
Uniform Mortgage-Backed Security 6.50% 8/1/2053[7,9]		1,386	1,414
			75,895

Collateralized mortgage-backed obligations (privately originated) 0.48%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,7,8]		131	105
BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061[2,7,8]		78	69
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[2,7]		86	76
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[2,7,8]		119	112
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[2,7,8]		89	85
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[2,7,8]		176	162
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[2,7,8]		10	9
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 5.817% 10/25/2041[2,7,8]		3	3
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 7.467% 12/25/2042[2,7,8]		40	41
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 6.967% 6/25/2043[2,7,8]		432	433
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.919% 8/12/2043[2,7,8]		574	559
Finance of America Structured Securities Trust, Series 2019-JR3, Class A, 2.00% 9/25/2069[2,7]		58	61
Finance of America Structured Securities Trust, Series 2019-JR4, Class A, 2.00% 11/25/2069[2,7]		65	64
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[2,7,8]		114	92
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 7.067% 4/25/2042[2,7,8]		97	98
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 7.267% 5/25/2042[2,7,8]		17	17
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.217% 9/25/2042[2,7,8]		29	30
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 8.767% 9/25/2042[2,7,8]		64	66
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2, (1-month USD-LIBOR + 1.70%) 6.85% 1/25/2050[2,7,8]		148	148
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (1-month USD-LIBOR + 1.85%) 7.00% 2/25/2050[2,7,8]		358	359
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (1-month USD-LIBOR + 5.10%) 10.25% 6/27/2050[2,7,8]		535	576
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (1-month USD-LIBOR + 6.00%) 11.15% 8/25/2050[2,7,8]		502	558
Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039[2,7]		194	181
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[2,7,10]		188	181
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[2,7,8]		73	68
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[2,7,10]		124	115
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 6.00% 11/25/2055[2,7,8]		202	200
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 5.90% 5/25/2055[2,7,8]		244	242
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[2,7]		99	90
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[2,7,8]		48	46
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[2,7,8]		12	12
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/2057[2,7,8]		14	14
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057[2,7,8]		35	33

American Funds Insurance Series	99

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058[2,7,8]	USD	42	$40
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058[2,7,8]		22	21
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[2,7]		442	387
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[2,3]		100	88
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[2,7]		196	174
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[2,7]		100	98
			5,713

Commercial mortgage-backed securities 0.37%
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class A3, 6.26% 3/15/2056[7,8]		287	292
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.917% 5/15/2039[2,7,8]		110	109
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 7.045% 4/15/2037[2,7,8]		329	320
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.262% 6/15/2027[2,7,8]		332	332
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.893% 9/15/2036[2,7,8]		648	628
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 6.092% 10/15/2036[2,7,8]		266	258
BX Trust, Series 2021-ARIA, Class C, (1-month USD-LIBOR + 1.646%) 6.839% 10/15/2036[2,7,8]		100	96
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.638% 4/15/2037[2,7,8]		152	150
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 5.863% 6/15/2038[2,7,8]		169	164
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 6.593% 6/15/2038[2,7,8]		97	93
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 6.693% 11/15/2038[2,7,8]		100	97
BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 7.598% 8/15/2039[2,7,8]		89	89
BX Trust, Series 2023-VLT2, Class A, (1-month USD CME Term SOFR + 2.281%) 7.34% 6/15/2040[2,7,8]		221	221
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 6/10/2028[2,7,8]		237	237
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 6.273% 7/15/2038[2,7,8]		96	95
FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056[7]		73	73
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD CME Term SOFR + 1.148%) 6.295% 12/15/2036 (1-month USD CME Term SOFR + 1.348% on 12/15/2023)[2,7,10]		24	24
GS Mortgage Securities Trust, Series 2018-HULA, Class A, 6.113% 7/15/2025[2,7,8]		229	225
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 6.343% 5/17/2038[2,7,8]		300	297
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.565% 1/5/2039[2,7,8]		100	77
Multifamily Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 8.40% 10/15/2049[2,7,8]		141	137
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.924% 11/15/2038[2,7,8]		361	351
			4,365

Total mortgage-backed obligations			85,973

U.S. Treasury bonds & notes 7.13%
U.S. Treasury 6.06%
U.S. Treasury 0.125% 12/15/2023		2,160	2,111
U.S. Treasury 2.50% 4/30/2024		364	355
U.S. Treasury 4.25% 9/30/2024		2,126	2,098
U.S. Treasury 0.625% 10/15/2024		11,050	10,413

100	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.875% 3/31/2025	USD	12,897	$12,645
U.S. Treasury 4.25% 5/31/2025		5,017	4,953
U.S. Treasury 4.00% 2/15/2026		2,621	2,581
U.S. Treasury 0.75% 3/31/2026		1	1
U.S. Treasury 0.75% 5/31/2026		3,850	3,458
U.S. Treasury 1.875% 6/30/2026		4,855	4,506
U.S. Treasury 1.125% 10/31/2026		995	895
U.S. Treasury 2.00% 11/15/2026[11]		2,800	2,590
U.S. Treasury 0.50% 4/30/2027		2,900	2,513
U.S. Treasury 2.625% 5/31/2027		80	75
U.S. Treasury 6.125% 11/15/2027		950	1,021
U.S. Treasury 4.00% 2/29/2028		745	740
U.S. Treasury 1.25% 3/31/2028		1,350	1,181
U.S. Treasury 3.625% 3/31/2028		4	4
U.S. Treasury 3.625% 5/31/2028		10,265	10,039
U.S. Treasury 4.00% 2/28/2030		1,659	1,658
U.S. Treasury 6.25% 5/15/2030		890	1,009
U.S. Treasury 4.125% 11/15/2032		9	9
U.S. Treasury 3.375% 5/15/2033		819	791
U.S. Treasury 4.50% 8/15/2039		640	688
U.S. Treasury 1.125% 5/15/2040[11]		2,400	1,556
U.S. Treasury 2.00% 11/15/2041		300	220
U.S. Treasury 3.875% 5/15/2043		106	104
U.S. Treasury 2.375% 5/15/2051		197	146
U.S. Treasury 4.00% 11/15/2052[11]		157	161
U.S. Treasury 3.625% 2/15/2053[11]		3,754	3,599
			72,120

U.S. Treasury inflation-protected securities 1.07%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[12]		1,441	1,407
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[12]		549	527
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[12]		1,292	1,230
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[12]		384	367
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[12]		234	222
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[12]		2,431	2,281
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[12]		1,464	1,443
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2030[12]		2,181	1,957
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[12]		1,864	1,657
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[12]		141	125
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[12]		205	176
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[11,12]		2,068	1,379
			12,771

Total U.S. Treasury bonds & notes			84,891

Corporate bonds, notes & loans 2.00%
Health care 0.35%
Amgen, Inc. 5.507% 3/2/2026		50	50
Amgen, Inc. 5.15% 3/2/2028		65	65
Amgen, Inc. 4.05% 8/18/2029		145	138
Amgen, Inc. 5.25% 3/2/2030		134	134
Amgen, Inc. 4.20% 3/1/2033		133	124
Amgen, Inc. 5.25% 3/2/2033		71	71
Amgen, Inc. 5.60% 3/2/2043		125	125
Amgen, Inc. 4.20% 2/22/2052		19	16
Amgen, Inc. 4.875% 3/1/2053		45	41
Amgen, Inc. 5.65% 3/2/2053		37	37
Amgen, Inc. 5.75% 3/2/2063		95	96
AstraZeneca Finance, LLC 4.875% 3/3/2028		35	35
AstraZeneca PLC 3.375% 11/16/2025		200	192
AstraZeneca PLC 3.00% 5/28/2051		11	8

American Funds Insurance Series	101

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Baxter International, Inc. 3.132% 12/1/2051	USD	25	$17
Centene Corp. 4.625% 12/15/2029		530	488
Centene Corp. 3.375% 2/15/2030		179	154
Centene Corp. 2.625% 8/1/2031		40	32
CVS Health Corp. 5.125% 2/21/2030		50	50
CVS Health Corp. 5.25% 2/21/2033		23	23
CVS Health Corp. 5.30% 6/1/2033		24	24
CVS Health Corp. 5.625% 2/21/2053		55	55
Elevance Health, Inc. 4.90% 2/8/2026		10	10
Elevance Health, Inc. 4.75% 2/15/2033		16	16
Elevance Health, Inc. 5.125% 2/15/2053		13	13
Eli Lilly and Co. 5.00% 2/27/2026		35	35
Eli Lilly and Co. 4.875% 2/27/2053		23	24
Eli Lilly and Co. 4.95% 2/27/2063		14	14
Gilead Sciences, Inc. 1.65% 10/1/2030		8	7
HCA, Inc. 2.375% 7/15/2031		18	14
Humana, Inc. 3.70% 3/23/2029		12	11
Merck & Co., Inc. 1.70% 6/10/2027		118	106
Merck & Co., Inc. 3.40% 3/7/2029		110	103
Merck & Co., Inc. 4.50% 5/17/2033		35	35
Merck & Co., Inc. 4.90% 5/17/2044		35	35
Merck & Co., Inc. 5.00% 5/17/2053		18	18
Molina Healthcare, Inc. 3.875% 5/15/2032[2]		40	34
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		13	13
Pfizer Investment Enterprises Pte., Ltd. 5.11% 5/19/2043		35	35
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		12	12
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		8	6
Regeneron Pharmaceuticals, Inc. 2.80% 9/15/2050		2	1
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026		270	254
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		551	548
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		650	583
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		300	198
Zoetis, Inc. 5.60% 11/16/2032		25	26
			4,126

Consumer discretionary 0.30%
BMW US Capital, LLC 4.15% 4/9/2030[2]		290	277
BMW US Capital, LLC 3.70% 4/1/2032[2]		25	23
Daimler Trucks Finance North America, LLC 1.125% 12/14/2023[2]		495	485
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[2]		175	165
Daimler Trucks Finance North America, LLC 5.15% 1/16/2026[2]		150	149
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[2]		150	130
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[2]		150	122
Ford Motor Credit Co., LLC 2.30% 2/10/2025		200	187
Ford Motor Credit Co., LLC 5.125% 6/16/2025		695	677
Ford Motor Credit Co., LLC 2.70% 8/10/2026		306	274
Ford Motor Credit Co., LLC 4.95% 5/28/2027		604	570
Grand Canyon University 4.125% 10/1/2024		200	189
McDonald’s Corp. 3.60% 7/1/2030		12	11
McDonald’s Corp. 4.60% 9/9/2032		6	6
McDonald’s Corp. 5.15% 9/9/2052		10	10
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[2]		115	122
Toyota Motor Credit Corp. 5.40% 11/10/2025		228	230
			3,627

Financials 0.29%
AerCap Ireland Capital DAC 5.75% 6/6/2028		150	149
AerCap Ireland Capital DAC 3.30% 1/30/2032		150	123
American Express Co. 4.90% 2/13/2026		28	28
American International Group, Inc. 5.125% 3/27/2033		17	17

102	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Aon Corp. 5.35% 2/28/2033	USD	21	$21
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[10]		40	39
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[10]		231	183
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[10]		84	82
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[10]		40	40
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[2,10]		200	200
Capital One Financial Corp. 5.468% 2/1/2029 (USD-SOFR + 2.08% on 2/1/2028)[10]		30	29
Capital One Financial Corp. 5.817% 2/1/2034 (USD-SOFR + 2.60% on 2/1/2033)[10]		70	67
Charles Schwab Corp. 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[10]		15	15
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[10]		35	29
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[10]		50	50
CME Group, Inc. 2.65% 3/15/2032		50	43
Corebridge Financial, Inc. 3.85% 4/5/2029		180	162
Corebridge Financial, Inc. 3.90% 4/5/2032		32	28
Corebridge Financial, Inc. 4.35% 4/5/2042		7	6
Corebridge Financial, Inc. 4.40% 4/5/2052		49	39
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[2,10]		200	187
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[10]		150	150
Discover Financial Services 6.70% 11/29/2032		25	26
Goldman Sachs Group, Inc. 2.65% 10/21/2032 (USD-SOFR + 1.264% on 10/21/2031)[10]		75	61
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[10]		40	34
Intercontinental Exchange, Inc. 4.60% 3/15/2033		18	17
Intercontinental Exchange, Inc. 4.95% 6/15/2052		16	15
JPMorgan Chase & Co. 5.546% 12/15/2025 (USD-SOFR + 1.07% on 12/15/2024)[10]		100	100
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[10]		40	39
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[10]		227	181
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[10]		17	14
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[10]		25	24
Marsh & McLennan Companies, Inc. 5.45% 3/15/2053		30	31
Mastercard, Inc. 4.875% 3/9/2028		31	31
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[10]		25	25
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[10]		20	19
Nasdaq, Inc. 5.65% 6/28/2025		45	45
Nasdaq, Inc. 5.35% 6/28/2028		20	20
Nasdaq, Inc. 5.55% 2/15/2034		17	17
Nasdaq, Inc. 5.95% 8/15/2053		8	8
Nasdaq, Inc. 6.10% 6/28/2063		11	11
Navient Corp. 5.00% 3/15/2027		150	134
New York Life Global Funding 3.00% 1/10/2028[2]		150	139
PNC Financial Services Group, Inc. 5.812% 6/12/2026 (USD-SOFR + 1.322% on 6/12/2025)[10]		35	35
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[10]		50	50
Royal Bank of Canada 5.00% 2/1/2033		30	29
State Street Corp. 4.857% 1/26/2026 (USD-SOFR + 0.604% on 1/26/2025)[10]		15	15
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[10,13]		38	3
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[10]		10	10
U.S. Bancorp 5.775% 6/12/2029 (USD-SOFR + 2.02% on 6/12/2028)[10]		70	70
U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[10]		35	35
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[2,10]		374	333
Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[10]		45	44
Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[10]		105	90
Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[10]		35	34
			3,426

American Funds Insurance Series	103

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities 0.29%
AEP Transmission Co., LLC 3.80% 6/15/2049	USD	45	$36
Consumers Energy Co. 4.625% 5/15/2033		50	49
DTE Electric Co. 5.20% 4/1/2033		35	36
Duke Energy Florida, LLC 5.95% 11/15/2052		25	27
Edison International 4.125% 3/15/2028		132	123
Edison International 5.25% 11/15/2028		55	54
Edison International 6.95% 11/15/2029		25	26
Electricité de France SA 6.25% 5/23/2033[2]		200	203
Electricité de France SA 9.125% 12/31/2079 (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[2,10]		200	206
FirstEnergy Corp. 2.65% 3/1/2030		493	416
FirstEnergy Corp. 2.25% 9/1/2030		107	87
Florida Power & Light Company 5.05% 4/1/2028		70	71
Florida Power & Light Company 5.10% 4/1/2033		35	35
NiSource, Inc. 5.40% 6/30/2033		25	25
Pacific Gas and Electric Co. 3.25% 2/16/2024		1,025	1,006
Pacific Gas and Electric Co. 2.95% 3/1/2026		97	89
Pacific Gas and Electric Co. 3.75% 7/1/2028		105	94
Pacific Gas and Electric Co. 4.65% 8/1/2028		284	263
Pacific Gas and Electric Co. 2.50% 2/1/2031		375	294
Pacific Gas and Electric Co. 6.40% 6/15/2033		50	50
Southern California Edison Co. 5.30% 3/1/2028		25	25
Southern California Edison Co. 3.60% 2/1/2045		206	152
Union Electric Co. 3.90% 4/1/2052		25	20
WEC Energy Group, Inc. 5.15% 10/1/2027		25	25
			3,412

Energy 0.24%
Apache Corp. 4.25% 1/15/2030		385	343
Baker Hughes Holdings, LLC 2.061% 12/15/2026		8	7
BP Capital Markets America, Inc. 3.633% 4/6/2030		360	335
Cenovus Energy, Inc. 5.40% 6/15/2047		73	66
ConocoPhillips Co. 5.30% 5/15/2053		25	26
EQT Corp. 5.00% 1/15/2029		35	33
EQT Corp. 3.625% 5/15/2031[2]		20	17
Equinor ASA 2.375% 5/22/2030		365	317
Exxon Mobil Corp. 2.995% 8/16/2039		200	159
Exxon Mobil Corp. 3.452% 4/15/2051		25	19
Kinder Morgan, Inc. 5.20% 6/1/2033		27	26
Kinder Morgan, Inc. 5.45% 8/1/2052		11	10
MPLX, LP 4.95% 9/1/2032		20	19
MPLX, LP 4.95% 3/14/2052		20	17
New Fortress Energy, Inc. 6.50% 9/30/2026[2]		80	72
NGL Energy Operating, LLC 7.50% 2/1/2026[2]		80	79
ONEOK, Inc. 3.10% 3/15/2030		42	36
ONEOK, Inc. 7.15% 1/15/2051		97	102
Petroleos Mexicanos 6.50% 1/23/2029		20	17
Petroleos Mexicanos 8.75% 6/2/2029		177	160
Petroleos Mexicanos 6.625% 6/15/2035		150	105
Sabine Pass Liquefaction, LLC 4.50% 5/15/2030		142	135
Shell International Finance BV 2.00% 11/7/2024		420	402
TransCanada Pipelines, Ltd. 5.10% 3/15/2049		150	140
TransCanada Trust 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[10]		205	194
Williams Companies, Inc. 5.30% 8/15/2052		40	37
			2,873

104	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services 0.23%
América Móvil, SAB de CV, 8.46% 12/18/2036	MXN	1,300	$68
AT&T, Inc. 3.50% 6/1/2041	USD	75	58
CCO Holdings, LLC 4.25% 2/1/2031[2]		360	292
CCO Holdings, LLC 4.75% 2/1/2032[2]		25	20
CCO Holdings, LLC 4.25% 1/15/2034[2]		175	132
Charter Communications Operating, LLC 3.70% 4/1/2051		25	16
Meta Platforms, Inc. 3.85% 8/15/2032		160	149
Meta Platforms, Inc. 4.45% 8/15/2052		95	83
Netflix, Inc. 4.875% 4/15/2028		150	148
SBA Tower Trust 1.631% 11/15/2026[2]		253	218
Sprint Capital Corp. 6.875% 11/15/2028		325	345
Sprint Capital Corp. 8.75% 3/15/2032		90	109
The Walt Disney Co. 4.625% 3/23/2040		120	115
T-Mobile USA, Inc. 3.875% 4/15/2030		625	576
T-Mobile USA, Inc. 2.55% 2/15/2031		203	169
Verizon Communications, Inc. 1.75% 1/20/2031		142	112
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		47	40
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		88	72
			2,722

Consumer staples 0.09%
7-Eleven, Inc. 0.80% 2/10/2024[2]		50	49
7-Eleven, Inc. 1.30% 2/10/2028[2]		14	12
7-Eleven, Inc. 1.80% 2/10/2031[2]		128	101
Altria Group, Inc. 3.875% 9/16/2046		22	15
Altria Group, Inc. 3.70% 2/4/2051		28	19
Anheuser-Busch InBev Worldwide, Inc. 4.50% 6/1/2050		5	5
BAT Capital Corp. 4.70% 4/2/2027		105	102
BAT Capital Corp. 4.54% 8/15/2047		82	60
BAT Capital Corp. 4.758% 9/6/2049		121	91
BAT International Finance PLC 4.448% 3/16/2028		150	142
Constellation Brands, Inc. 5.00% 2/2/2026		50	50
H.J. Heinz Co. 3.00% 6/1/2026		93	88
H.J. Heinz Co. 4.875% 10/1/2049		235	215
Philip Morris International, Inc. 5.125% 11/17/2027		43	43
Philip Morris International, Inc. 5.625% 11/17/2029		23	23
Philip Morris International, Inc. 5.125% 2/15/2030		56	55
Philip Morris International, Inc. 5.75% 11/17/2032		16	16
Philip Morris International, Inc. 5.375% 2/15/2033		55	55
			1,141

Information technology 0.08%
Apple, Inc. 3.35% 8/8/2032		145	135
Apple, Inc. 4.30% 5/10/2033		35	35
Apple, Inc. 4.85% 5/10/2053		27	28
Broadcom, Inc. 4.00% 4/15/2029[2]		3	3
Broadcom, Inc. 4.15% 4/15/2032[2]		11	10
Broadcom, Inc. 3.137% 11/15/2035[2]		2	2
Broadcom, Inc. 3.75% 2/15/2051[2]		91	67
Intel Corp. 5.125% 2/10/2030		45	45
Intel Corp. 5.20% 2/10/2033		53	54
Intel Corp. 5.70% 2/10/2053		14	14
Lenovo Group, Ltd. 5.875% 4/24/2025		400	398
Oracle Corp. 3.60% 4/1/2050		150	107
ServiceNow, Inc. 1.40% 9/1/2030		130	103
			1,001

American Funds Insurance Series	105

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials 0.07%
Boeing Co. 2.75% 2/1/2026	USD	91	$85
Boeing Co. 3.625% 2/1/2031		280	252
Boeing Co. 5.805% 5/1/2050		95	95
Canadian Pacific Railway Co. 3.10% 12/2/2051		102	73
CSX Corp. 4.75% 11/15/2048		50	46
CSX Corp. 4.50% 11/15/2052		35	32
Lockheed Martin Corp. 5.10% 11/15/2027		19	19
Masco Corp. 3.125% 2/15/2051		10	6
Northrop Grumman Corp. 4.95% 3/15/2053		21	20
Raytheon Technologies Corp. 5.00% 2/27/2026		11	11
Raytheon Technologies Corp. 5.375% 2/27/2053		43	45
Republic Services, Inc. 5.00% 4/1/2034		13	13
Union Pacific Corp. 2.80% 2/14/2032		17	15
Union Pacific Corp. 3.50% 2/14/2053		20	15
Waste Management, Inc. 4.625% 2/15/2030		60	59
			786

Materials 0.04%
BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026		35	35
BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028		35	35
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		23	23
Celanese US Holdings, LLC 6.379% 7/15/2032		10	10
Dow Chemical Co. (The) 3.60% 11/15/2050		75	56
EIDP, Inc. 4.80% 5/15/2033		27	26
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[2]		100	84
International Flavors & Fragrances, Inc. 3.468% 12/1/2050[2]		10	7
LYB International Finance III, LLC 3.625% 4/1/2051		102	71
Nutrien, Ltd. 5.90% 11/7/2024		84	84
Nutrien, Ltd. 5.80% 3/27/2053		15	15
South32 Treasury, Ltd. 4.35% 4/14/2032[2]		10	9
			455

Real estate 0.02%
American Tower Corp. 4.05% 3/15/2032		11	10
Boston Properties, LP 2.45% 10/1/2033		7	5
Boston Properties, LP 6.50% 1/15/2034		38	38
Crown Castle, Inc. 5.00% 1/11/2028		56	55
Equinix, Inc. 1.55% 3/15/2028		25	21
Equinix, Inc. 3.20% 11/18/2029		144	127
Equinix, Inc. 2.50% 5/15/2031		47	38
			294

Total corporate bonds, notes & loans			23,863

Asset-backed obligations 0.88%
ACHV ABS Trust, Series 2023-1, Class A, 6.42% 3/18/2030[2,7]		44	44
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[2,7]		38	37
Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.61% 1/18/2028[2,7]		100	100
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[7]		100	97
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[2,7]		84	82
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[2,7]		86	83
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[2,7]		100	96
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 6.216% 12/18/2025[7,8]		75	75
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,7]		197	179
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,7]		100	92

106	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[2,7]	USD	339	$339
Bankers Healthcare Group Securitization Trust, Series 2022-A, Class A, 1.71% 2/20/2035[2,7]		52	49
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 5.837% 9/15/2025[7,8]		63	63
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,7]		351	315
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,7]		88	73
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[2,7]		90	80
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[2,7]		90	75
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,7]		316	274
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[2,7]		489	477
CPS Auto Receivables Trust, Series 2023-A, Class A, 5.54% 3/16/2026[2,7]		72	71
Discover Card Execution Note Trust, Series 2023-A1, Class A, 4.31% 3/15/2028[7]		326	319
DriveTime Auto Owner Trust, Series 2023-1, Class A, 5.48% 4/15/2027[2,7]		73	72
First National Master Note Trust, Series 2023-1, Class A, 5.13% 4/16/2029[7]		213	210
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[2,7]		131	124
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.667% 2/15/2025[7,8]		34	34
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035[2,7]		176	172
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028[2,7]		188	186
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,7]		469	411
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[2,7]		81	69
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[2,7]		123	114
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 5.776% 10/21/2024[7,8]		44	44
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.667% 9/16/2025[7,8]		52	52
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035[2,7]		285	282
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[2,7]		184	188
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A3, 4.47% 2/16/2028[7]		25	25
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A4, 4.43% 10/16/2028[7]		48	47
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,7]		247	232
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,7]		100	94
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,7]		268	234
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,7]		100	88
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,7]		100	86
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 5.647% 5/15/2025[7,8]		66	66
Hyundai Auto Receivables Trust, Series 2023-A, Class A3, 4.58% 4/15/2027[7]		28	28
Hyundai Auto Receivables Trust, Series 2023-A, Class A4, 4.48% 7/17/2028[7]		28	28
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[2,7]		28	28
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[2,7]		70	69
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[2,7]		42	36
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,7]		131	113
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,7]		187	166
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,7]		375	334
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.886% 4/20/2062[2,7,8]		190	187
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,7]		935	798
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[7]		100	99
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.68%) 5.747% 8/15/2024[7,8]		121	121
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 5/17/2027[2,7]		100	96
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031[2,7]		100	91

American Funds Insurance Series	107

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[2,7]	USD	100	$97
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[2,7]		175	174
Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/2025[7]		32	32
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[7]		415	415
Santander Drive Auto Receivables Trust, Series 2023-1, Class A2, 5.36% 5/15/2026[7]		62	62
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A2A, 5.89% 3/22/2027[2,7]		73	73
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053[2,7]		63	54
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,7]		171	155
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[2,7,8]		335	299
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (30-day Average USD-SOFR + 0.57%) 5.637% 8/15/2025[7,8]		21	21
Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[7,10]		160	158
Verizon Master Trust, Series 2022-7, Class A1A, 5.23% 11/22/2027 (5.98% on 11/20/2024)[7,10]		451	448
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[7]		60	60
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[2,7]		253	250
Westlake Automobile Receivables Trust, Series 2022-3, Class C, 5.49% 7/15/2026[2,7]		80	80
Westlake Automobile Receivables Trust, Series 2022-3, Class B, 5.99% 12/15/2027[2,7]		100	99
			10,521

Bonds & notes of governments & government agencies outside the U.S. 0.06%
Peru (Republic of) 2.783% 1/23/2031		190	163
Portuguese Republic 5.125% 10/15/2024		18	18
Qatar (State of) 4.50% 4/23/2028		200	200
Saudi Arabia (Kingdom of) 3.625% 3/4/2028		200	190
United Mexican States 3.25% 4/16/2030		200	178
			749

Municipals 0.02%
California 0.00%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		15	12

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		225	222

Total municipals			234

Total bonds, notes & other debt instruments (cost: $216,307,000)			206,231

Short-term securities 8.52%		Shares

Money market investments 8.06%
Capital Group Central Cash Fund 5.15%[6,14]		959,287	95,938

108	American Funds Insurance Series

Capital Income Builder (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.46%
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.01%[14,15]	2,448,932	$2,449
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.05%[14,15]	2,433,668	2,433
Capital Group Central Cash Fund 5.15%[6,14,15]	6,116	612
		5,494

Total short-term securities (cost: $101,407,000)		101,432
Total investment securities 104.24% (cost: $1,103,822,000)		1,241,621
Other assets less liabilities (4.24)%		(50,464)

Net assets 100.00%		$1,191,157

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 6/30/2023 (000)
2 Year U.S. Treasury Note Futures	Long	224	September 2023	USD45,549	$(578)
5 Year U.S. Treasury Note Futures	Long	456	September 2023	48,835	(843)
10 Year U.S. Treasury Note Futures	Long	6	September 2023	674	1
10 Year Ultra U.S. Treasury Note Futures	Long	2	September 2023	237	(3)
20 Year U.S. Treasury Bond Futures	Long	9	September 2023	1,142	(2)
30 Year Ultra U.S. Treasury Bond Futures	Long	71	September 2023	9,671	108
					$(1,317)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	6/30/2023 (000)	paid (000)	at 6/30/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD4,037	$(13)	$—	$(13)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	5,914	(20)	—	(20)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	8,100	(27)	—	(27)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	5,215	(90)	—	(90)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	5,635	(97)	—	(97)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	5,600	(98)	—	(98)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	898	(16)	—	(16)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	4,100	(74)	—	(74)
SOFR	Annual	3.055%	Annual	4/6/2031	6,700	269	—	269
SOFR	Annual	2.91%	Annual	9/18/2050	592	36	—	36
						$(130)	$—	$(130)

American Funds Insurance Series	109

Capital Income Builder (continued)

Swap contracts (continued)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[16]	Value at 6/30/2023 (000)	[17]	Upfront premium paid (000)	Unrealized appreciation at 6/30/2023 (000)
5.00%	Quarterly	CDX.NA.HY.40	6/20/2028	USD 6,200		$172		$13	$159

Investments in affiliates6

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)
Investment funds 3.08%
Capital Group Central Corporate Bond Fund	$28,059	$8,243	$—		$—	$416	$36,718	$612
Short-term securities 8.11%
Money market investments 8.06%
Capital Group Central Cash Fund 5.15%[14]	77,952	131,623	113,656		4	15	95,938	2,156
Money market investments purchased with collateral from securities on loan 0.05%
Capital Group Central Cash Fund 5.15%[14,15]	1,712		1,100	[18]			612	—	[19]
Total short-term securities							96,550
Total 11.19%					$4	$431	$133,268	$2,768

[1]	All or a portion of this security was on loan. The total value of all such securities was $6,985,000, which represented .59% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $23,411,000, which represented 1.97% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Security did not produce income during the last 12 months.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[9]	Purchased on a TBA basis.
[10]	Step bond; coupon rate may change at a later date.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,385,000, which represented .20% of the net assets of the fund.
[12]	Index-linked bond whose principal amount moves with a government price index.
[13]	Scheduled interest and/or principal payment was not received.
[14]	Rate represents the seven-day yield at 6/30/2023.
[15]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[16]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[17]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[18]	Represents net activity. Refer to Note 5 for more information on securities lending.
[19]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

110	American Funds Insurance Series

Capital Income Builder (continued)

Key to abbreviations
ADR = American Depositary Receipts
Assn. = Association
CAD = Canadian dollars
CDI = CREST Depository Interest
CME = CME Group
DAC = Designated Activity Company
EFFR = Effective Federal Funds Rate
G.O. = General Obligation
GBP = British pounds
GDR = Global Depositary Receipts
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
REIT = Real Estate Investment Trust
SDR = Swedish Depositary Receipts
SOFR = Secured Overnight Financing Rate
TBA = To be announced
USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	111

Asset Allocation Fund
Investment portfolio June 30, 2023	unaudited

Common stocks 68.72%	Shares	Value (000)
Information technology 14.33%
Microsoft Corp.	3,468,640	$1,181,211
Broadcom, Inc.	1,202,067	1,042,709
ASML Holding NV (New York registered) (ADR)	487,911	353,614
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,167,000	218,694
MKS Instruments, Inc.	1,600,000	172,960
TE Connectivity, Ltd.	1,120,708	157,078
Oracle Corp.	1,083,246	129,004
Apple, Inc.	474,122	91,965
Snowflake, Inc., Class A1	432,116	76,044
Constellation Software, Inc.	25,700	53,248
NVIDIA Corp.	95,291	40,310
MediaTek, Inc.	1,463,000	32,475
Applied Materials, Inc.	135,000	19,513
GoDaddy, Inc., Class A1	207,378	15,580
Synopsys, Inc.[1]	35,500	15,457
MicroStrategy, Inc., Class A1	43,100	14,758
KLA Corp.	17,862	8,663
		3,623,283

Health care 10.88%
UnitedHealth Group, Inc.	877,396	421,712
Johnson & Johnson	1,847,058	305,725
Gilead Sciences, Inc.	3,115,000	240,073
Humana, Inc.	500,000	223,565
Eli Lilly and Company	400,469	187,812
Vertex Pharmaceuticals, Inc.[1]	505,500	177,890
Abbott Laboratories	1,600,000	174,432
Regeneron Pharmaceuticals, Inc.[1]	213,795	153,620
AbbVie, Inc.	1,089,767	146,824
Pfizer, Inc.	3,440,135	126,184
Bristol-Myers Squibb Company	1,374,818	87,920
AstraZeneca PLC	461,000	66,033
AstraZeneca PLC (ADR)	249,881	17,884
Centene Corp.[1]	1,004,000	67,720
Molina Healthcare, Inc.[1]	222,959	67,164
Thermo Fisher Scientific, Inc.	116,000	60,523
Alnylam Pharmaceuticals, Inc.[1]	261,834	49,733
Zoetis, Inc., Class A	279,361	48,109
Novo Nordisk AS, Class B	246,400	39,797
Seagen, Inc.[1]	115,000	22,133
Rotech Healthcare, Inc.[1,2,3]	184,138	19,334
AbCellera Biologics, Inc.[1,4]	2,871,293	18,549
Elevance Health, Inc.	37,542	16,679
Karuna Therapeutics, Inc.[1]	57,100	12,382
		2,751,797

Consumer discretionary 9.17%
Aramark	10,375,152	446,650
Home Depot, Inc.	1,255,700	390,071
Booking Holdings, Inc.[1]	92,416	249,554
Royal Caribbean Cruises, Ltd.[1]	1,748,724	181,413
LVMH Moët Hennessy-Louis Vuitton SE	165,700	156,375
General Motors Company	4,000,000	154,240
Entain PLC	7,000,000	113,682
D.R. Horton, Inc.	870,000	105,870
Amazon.com, Inc.[1]	800,000	104,288
Etsy, Inc.[1]	945,985	80,040
Darden Restaurants, Inc.	478,474	79,943
Burlington Stores, Inc.[1]	431,484	67,911
adidas AG	301,543	58,486
YUM! Brands, Inc.	277,000	38,378
Moncler SpA	395,000	27,331

112	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Tractor Supply Co.	112,000	$24,763
Chipotle Mexican Grill, Inc.[1]	9,709	20,768
YETI Holdings, Inc.[1]	495,471	19,244
		2,319,007

Communication services 7.40%
Meta Platforms, Inc., Class A1	1,777,348	510,063
Alphabet, Inc., Class C1	3,009,502	364,059
Alphabet, Inc., Class A1	1,014,477	121,433
Charter Communications, Inc., Class A1	821,000	301,611
Netflix, Inc.[1]	437,545	192,734
Comcast Corp., Class A	3,423,000	142,226
Walt Disney Company[1]	874,000	78,031
Take-Two Interactive Software, Inc.[1]	445,000	65,486
ZoomInfo Technologies, Inc.[1]	2,500,000	63,475
Activision Blizzard, Inc.[1]	400,000	33,720
		1,872,838

Financials 6.92%
Aon PLC, Class A	806,892	278,539
Apollo Asset Management, Inc.	2,630,627	202,058
Synchrony Financial	4,100,000	139,072
JPMorgan Chase & Co.	725,000	105,444
Arthur J. Gallagher & Co.	476,724	104,674
Ares Management Corp., Class A	1,015,403	97,834
Capital One Financial Corp.	850,000	92,965
Blue Owl Capital, Inc., Class A	7,085,161	82,542
Mastercard, Inc., Class A	195,977	77,078
CME Group, Inc., Class A	380,200	70,447
Discover Financial Services	600,000	70,110
Blackstone, Inc.	737,500	68,565
Intercontinental Exchange, Inc.	599,487	67,790
Brookfield Corp., Class A	1,260,000	42,399
S&P Global, Inc.	102,000	40,891
Morgan Stanley	339,372	28,982
Trupanion, Inc.[1,4]	1,429,966	28,142
The Carlyle Group, Inc.	814,688	26,029
Wells Fargo & Company	570,000	24,328
Antin Infrastructure Partners SA	1,243,300	20,183
London Stock Exchange Group PLC	189,000	20,028
Nasdaq, Inc.	336,300	16,765
Progressive Corp.	105,000	13,899
OneMain Holdings, Inc.	300,000	13,107
Bridgepoint Group PLC	3,872,625	9,958
Islandsbanki hf.	9,555,235	7,999
Sberbank of Russia PJSC[2]	8,880,000	—	[5]
		1,749,828

Consumer staples 6.18%
Philip Morris International, Inc.	8,973,171	875,961
Nestlé SA	1,677,000	201,785
Target Corp.	750,000	98,925
Archer Daniels Midland Company	1,200,000	90,672
British American Tobacco PLC (ADR)	1,409,481	46,795
British American Tobacco PLC	1,080,000	35,830
Altria Group, Inc.	1,570,000	71,121
Avenue Supermarts, Ltd.[1]	970,539	46,092
Dollar General Corp.	236,327	40,124
Costco Wholesale Corp.	52,600	28,319
Dollar Tree Stores, Inc.[1]	185,000	26,547
		1,562,171

American Funds Insurance Series	113

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials 6.16%
Northrop Grumman Corp.	933,553	$425,513
Boeing Company[1]	1,219,206	257,447
Lockheed Martin Corp.	338,500	155,839
Caterpillar, Inc.	618,000	152,059
L3Harris Technologies, Inc.	744,000	145,653
CSX Corp.	2,628,369	89,627
Delta Air Lines, Inc.	1,224,213	58,199
General Electric Co.	318,583	34,996
Raytheon Technologies Corp.	269,433	26,394
Southwest Airlines Co.	675,300	24,453
United Airlines Holdings, Inc.[1]	421,388	23,122
Paychex, Inc.	205,595	23,000
Concentrix Corp.	282,626	22,822
Huntington Ingalls Industries, Inc.	100,000	22,760
AMETEK, Inc.	140,000	22,663
Copart, Inc.[1]	232,000	21,161
Chart Industries, Inc.[1]	130,200	20,805
HEICO Corp.	88,528	15,664
Equifax, Inc.	61,931	14,572
		1,556,749

Materials 3.70%
Corteva, Inc.	4,615,508	264,469
Mosaic Co.	3,321,012	116,235
Linde PLC	261,370	99,603
Nucor Corp.	500,000	81,990
Royal Gold, Inc.	700,000	80,346
Wheaton Precious Metals Corp.	1,785,000	77,148
Lundin Mining Corp.	6,465,000	50,656
First Quantum Minerals, Ltd.	2,100,000	49,680
Franco-Nevada Corp.	347,089	49,469
ATI, Inc.[1]	970,000	42,903
Nutrien, Ltd. (CAD denominated)	400,272	23,631
		936,130

Energy 2.88%
Canadian Natural Resources, Ltd. (CAD denominated)	5,852,700	329,050
ConocoPhillips	1,252,000	129,720
Cenovus Energy, Inc. (CAD denominated)	7,300,000	123,986
Hess Corp.	400,000	54,380
Halliburton Co.	1,410,700	46,539
Chevron Corp.	187,421	29,491
Exxon Mobil Corp.	129,835	13,925
Altera Infrastructure, LP1,2	14,641	1,231
Diamond Offshore Drilling, Inc.[1]	34,404	490
Constellation Oil Services Holding SA, Class B-1[1,2]	480,336	53
McDermott International, Ltd.[1]	30,762	5
Earthstone Energy, Inc., Class A1	101	1
Bighorn Permian Resources, LLC[2]	4,392	—	[5]
		728,871

Real estate 0.73%
VICI Properties, Inc. REIT	2,004,628	63,006
Gaming and Leisure Properties, Inc. REIT	1,101,246	53,366
Equinix, Inc. REIT	63,445	49,737
Crown Castle, Inc. REIT	166,000	18,914
		185,023

114	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares		Value (000)
Utilities 0.37%
CenterPoint Energy, Inc.		1,717,846	$50,075
Sempra Energy		132,039	19,224
Constellation Energy Corp.		138,666	12,695
FirstEnergy Corp.		307,000	11,936
			93,930

Total common stocks (cost: $11,392,769,000)			17,379,627

Preferred securities 0.00%
Industrials 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,2,6]		450	337

Total preferred securities (cost: $466,000)			337

Rights & warrants 0.00%
Energy 0.00%
Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071[1,2]		4	—	[5]

Total rights & warrants (cost: $0)			—	[5]

Convertible stocks 0.20%
Health care 0.20%
Carbon Health Technologies, Inc., Series D-2, 8.00% noncumulative convertible preferred shares[2,3]		4,955,500	50,695

Total convertible stocks (cost: $50,000,000)			50,695

Investment funds 4.06%
Capital Group Central Corporate Bond Fund[7]		124,024,730	1,026,925

Total investment funds (cost: $1,234,226,000)			1,026,925

Bonds, notes & other debt instruments 21.42%		Principal amount (000)
Mortgage-backed obligations 7.37%
Federal agency mortgage-backed obligations 6.80%
Fannie Mae Pool #AD7072 4.00% 6/1/2025[8]	USD	1	1
Fannie Mae Pool #AE3069 4.00% 9/1/2025[8]		1	1
Fannie Mae Pool #AH0829 4.00% 1/1/2026[8]		1	1
Fannie Mae Pool #AH6431 4.00% 2/1/2026[8]		137	134
Fannie Mae Pool #AH5618 4.00% 2/1/2026[8]		1	1
Fannie Mae Pool #890329 4.00% 4/1/2026[8]		20	20
Fannie Mae Pool #MA1109 4.00% 5/1/2027[8]		2	2
Fannie Mae Pool #MA3653 3.00% 3/1/2029[8]		11	11
Fannie Mae Pool #AL8347 4.00% 3/1/2029[8]		131	128
Fannie Mae Pool #254767 5.50% 6/1/2033[8]		189	194
Fannie Mae Pool #555956 5.50% 12/1/2033[8]		121	124
Fannie Mae Pool #BN1085 4.00% 1/1/2034[8]		392	381
Fannie Mae Pool #BN3172 4.00% 1/1/2034[8]		156	151
Fannie Mae Pool #929185 5.50% 1/1/2036[8]		368	377
Fannie Mae Pool #893641 6.00% 9/1/2036[8]		756	786
Fannie Mae Pool #893688 6.00% 10/1/2036[8]		147	152
Fannie Mae Pool #AS8554 3.00% 12/1/2036[8]		5,674	5,243
Fannie Mae Pool #907239 6.00% 12/1/2036[8]		32	32
Fannie Mae Pool #928031 6.00% 1/1/2037[8]		58	61
Fannie Mae Pool #888292 6.00% 3/1/2037[8]		495	514
Fannie Mae Pool #AD0249 5.50% 4/1/2037[8]		100	103
Fannie Mae Pool #190379 5.50% 5/1/2037[8]		51	53
Fannie Mae Pool #924952 6.00% 8/1/2037[8]		820	851

American Funds Insurance Series	115

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #888637 6.00% 9/1/2037[8]	USD	9		$9
Fannie Mae Pool #995674 6.00% 5/1/2038[8]		295		307
Fannie Mae Pool #AD0119 6.00% 7/1/2038[8]		901		937
Fannie Mae Pool #995224 6.00% 9/1/2038[8]		8		8
Fannie Mae Pool #AE0021 6.00% 10/1/2038[8]		271		281
Fannie Mae Pool #AL7164 6.00% 10/1/2038[8]		186		190
Fannie Mae Pool #889983 6.00% 10/1/2038[8]		17		17
Fannie Mae Pool #AD0095 6.00% 11/1/2038[8]		650		674
Fannie Mae Pool #AB0538 6.00% 11/1/2038[8]		105		109
Fannie Mae Pool #995391 6.00% 11/1/2038[8]		12		12
Fannie Mae Pool #AD0833 6.00% 1/1/2039[8]		—	[5]	—	[5]
Fannie Mae Pool #AL0309 6.00% 1/1/2040[8]		58		61
Fannie Mae Pool #AL0013 6.00% 4/1/2040[8]		172		178
Fannie Mae Pool #AL7228 6.00% 4/1/2041[8]		227		232
Fannie Mae Pool #AB4536 6.00% 6/1/2041[8]		380		390
Fannie Mae Pool #MA4387 2.00% 7/1/2041[8]		7,346		6,270
Fannie Mae Pool #MA4501 2.00% 12/1/2041[8]		8,448		7,153
Fannie Mae Pool #FS0305 1.50% 1/1/2042[8]		22,069		17,905
Fannie Mae Pool #MA4520 2.00% 1/1/2042[8]		14,380		12,170
Fannie Mae Pool #AP2131 3.50% 8/1/2042[8]		2,987		2,789
Fannie Mae Pool #AU8813 4.00% 11/1/2043[8]		2,095		2,027
Fannie Mae Pool #AU9348 4.00% 11/1/2043[8]		1,175		1,137
Fannie Mae Pool #AU9350 4.00% 11/1/2043[8]		941		905
Fannie Mae Pool #AL8773 3.50% 2/1/2045[8]		5,079		4,759
Fannie Mae Pool #FM9416 3.50% 7/1/2045[8]		8,436		7,853
Fannie Mae Pool #AL8354 3.50% 10/1/2045[8]		1,263		1,177
Fannie Mae Pool #AL8522 3.50% 5/1/2046[8]		2,659		2,474
Fannie Mae Pool #BC7611 4.00% 5/1/2046[8]		112		107
Fannie Mae Pool #AS8310 3.00% 11/1/2046[8]		359		323
Fannie Mae Pool #BD9307 4.00% 11/1/2046[8]		1,306		1,246
Fannie Mae Pool #BD9699 3.50% 12/1/2046[8]		1,463		1,351
Fannie Mae Pool #BE1290 3.50% 2/1/2047[8]		1,946		1,797
Fannie Mae Pool #BM1179 3.00% 4/1/2047[8]		449		402
Fannie Mae Pool #256975 7.00% 10/1/2047[8]		2		2
Fannie Mae Pool #CA0770 3.50% 11/1/2047[8]		1,441		1,334
Fannie Mae Pool #257036 7.00% 11/1/2047[8]		6		6
Fannie Mae Pool #MA3211 4.00% 12/1/2047[8]		2,527		2,417
Fannie Mae Pool #MA3277 4.00% 2/1/2048[8]		10		10
Fannie Mae Pool #BK5255 4.00% 5/1/2048[8]		11		10
Fannie Mae Pool #FM3278 3.50% 11/1/2048[8]		16,166		14,930
Fannie Mae Pool #FM3280 3.50% 5/1/2049[8]		2,201		2,049
Fannie Mae Pool #CA4756 3.00% 12/1/2049[8]		1,682		1,501
Fannie Mae Pool #CA5968 2.50% 6/1/2050[8]		5,436		4,673
Fannie Mae Pool #CA6593 2.50% 8/1/2050[8]		12,355		10,629
Fannie Mae Pool #CA7052 3.00% 9/1/2050[8]		388		344
Fannie Mae Pool #CA7737 2.50% 11/1/2050[8]		9,852		8,396
Fannie Mae Pool #CA7599 2.50% 11/1/2050[8]		1,546		1,331
Fannie Mae Pool #FM4897 3.00% 11/1/2050[8]		13,980		12,541
Fannie Mae Pool #MA4237 2.00% 1/1/2051[8]		6,549		5,392
Fannie Mae Pool #CA8828 2.50% 2/1/2051[8]		3,886		3,344
Fannie Mae Pool #CB0290 2.00% 4/1/2051[8]		4,689		3,855
Fannie Mae Pool #CB0191 3.00% 4/1/2051[8]		5,276		4,675
Fannie Mae Pool #CB0193 3.00% 4/1/2051[8]		649		575
Fannie Mae Pool #FM7909 3.00% 6/1/2051[8]		514		456
Fannie Mae Pool #FM8453 3.00% 8/1/2051[8]		4,683		4,172
Fannie Mae Pool #CB1304 3.00% 8/1/2051[8]		84		74
Fannie Mae Pool #CB1810 3.00% 10/1/2051[8]		160		141
Fannie Mae Pool #CB2078 3.00% 11/1/2051[8]		9,576		8,470
Fannie Mae Pool #CB2286 2.50% 12/1/2051[8]		16,836		14,425
Fannie Mae Pool #CB2375 2.50% 12/1/2051[8]		7,770		6,648
Fannie Mae Pool #CB2319 2.50% 12/1/2051[8]		191		163

116	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BT9483 2.50% 12/1/2051[8]	USD	92	$79
Fannie Mae Pool #BT9510 2.50% 12/1/2051[8]		91	78
Fannie Mae Pool #CB2372 2.50% 12/1/2051[8]		90	77
Fannie Mae Pool #FS0182 3.00% 1/1/2052[8]		12,476	11,039
Fannie Mae Pool #BV3076 2.00% 2/1/2052[8]		8,399	6,868
Fannie Mae Pool #FS0647 3.00% 2/1/2052[8]		64,988	58,010
Fannie Mae Pool #BX0097 4.50% 10/1/2052[8]		928	896
Fannie Mae Pool #MA4842 5.50% 12/1/2052[8]		2,836	2,832
Fannie Mae Pool #MA4919 5.50% 2/1/2053[8]		1,213	1,208
Fannie Mae Pool #FS4563 5.00% 5/1/2053[8]		855	838
Fannie Mae Pool #MA5010 5.50% 5/1/2053[8]		207	206
Fannie Mae Pool #MA5039 5.50% 6/1/2053[8]		738	735
Fannie Mae Pool #CB6491 6.50% 6/1/2053[8]		1,766	1,814
Fannie Mae Pool #FS4652 6.50% 6/1/2053[8]		1,680	1,718
Fannie Mae Pool #CB6490 6.50% 6/1/2053[8]		598	611
Fannie Mae Pool #CB6468 6.50% 6/1/2053[8]		437	447
Fannie Mae Pool #MA5071 5.00% 7/1/2053[8]		3,948	3,871
Fannie Mae Pool #MA5072 5.50% 7/1/2053[8]		2,758	2,746
Fannie Mae Pool #BM6736 4.50% 11/1/2059[8]		11,168	10,812
Fannie Mae Pool #BF0497 3.00% 7/1/2060[8]		3,966	3,388
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[8]		23	24
Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041[8]		77	78
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.004% 7/25/2023[8,9]		250	249
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 6/25/2036[8]		36	30
Freddie Mac Pool #C91912 3.00% 2/1/2037[8]		10,459	9,682
Freddie Mac Pool #G03978 5.00% 3/1/2038[8]		407	410
Freddie Mac Pool #G04553 6.50% 9/1/2038[8]		44	46
Freddie Mac Pool #G08347 4.50% 6/1/2039[8]		63	62
Freddie Mac Pool #RB5071 2.00% 9/1/2040[8]		24,289	20,846
Freddie Mac Pool #C03518 5.00% 9/1/2040[8]		547	551
Freddie Mac Pool #Q05807 4.00% 1/1/2042[8]		1,546	1,489
Freddie Mac Pool #Q23185 4.00% 11/1/2043[8]		1,237	1,199
Freddie Mac Pool #Q23190 4.00% 11/1/2043[8]		742	715
Freddie Mac Pool #760014 2.73% 8/1/2045[8,9]		174	165
Freddie Mac Pool #Q37988 4.00% 12/1/2045[8]		5,456	5,226
Freddie Mac Pool #G60344 4.00% 12/1/2045[8]		4,676	4,479
Freddie Mac Pool #Z40130 3.00% 1/1/2046[8]		4,202	3,772
Freddie Mac Pool #Q41090 4.50% 6/1/2046[8]		201	198
Freddie Mac Pool #Q41909 4.50% 7/1/2046[8]		238	234
Freddie Mac Pool #760015 2.568% 1/1/2047[8,9]		424	402
Freddie Mac Pool #Q46021 3.50% 2/1/2047[8]		1,133	1,048
Freddie Mac Pool #SI2002 4.00% 3/1/2048[8]		2,215	2,114
Freddie Mac Pool #RA3384 3.00% 8/1/2050[8]		402	357
Freddie Mac Pool #SD8106 2.00% 11/1/2050[8]		32,110	26,435
Freddie Mac Pool #SD7528 2.00% 11/1/2050[8]		17,288	14,303
Freddie Mac Pool #RA5288 2.00% 5/1/2051[8]		29,597	24,316
Freddie Mac Pool #SD7544 3.00% 7/1/2051[8]		403	359
Freddie Mac Pool #RA5782 2.50% 9/1/2051[8]		9,974	8,522
Freddie Mac Pool #SD7545 2.50% 9/1/2051[8]		6,811	5,857
Freddie Mac Pool #RA5971 3.00% 9/1/2051[8]		6,622	5,891
Freddie Mac Pool #QC6456 3.00% 9/1/2051[8]		693	611
Freddie Mac Pool #SD0734 3.00% 10/1/2051[8]		173	154
Freddie Mac Pool #RA6483 2.50% 12/1/2051[8]		6,675	5,711
Freddie Mac Pool #SD7552 2.50% 1/1/2052[8]		2,343	2,008
Freddie Mac Pool #SD0813 3.00% 1/1/2052[8]		337	300
Freddie Mac Pool #QD7089 3.50% 2/1/2052[8]		1,133	1,035
Freddie Mac Pool #SD7554 2.50% 4/1/2052[8]		90	78
Freddie Mac Pool #SD8214 3.50% 5/1/2052[8]		145	132
Freddie Mac Pool #QE4383 4.00% 6/1/2052[8]		2,317	2,180
Freddie Mac Pool #SD7556 3.00% 8/1/2052[8]		1,383	1,228
Freddie Mac Pool #RA7938 5.00% 9/1/2052[8]		1,286	1,262

American Funds Insurance Series	117

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8276 5.00% 12/1/2052[8]	USD	6,659	$6,531
Freddie Mac Pool #SD2716 5.00% 4/1/2053[8]		1,384	1,357
Freddie Mac Pool #SD8329 5.00% 6/1/2053[8]		453	444
Freddie Mac Pool #SD8331 5.50% 6/1/2053[8]		3,284	3,270
Freddie Mac Pool #RA9294 6.50% 6/1/2053[8]		815	836
Freddie Mac Pool #RA9292 6.50% 6/1/2053[8]		685	702
Freddie Mac Pool #RA9289 6.50% 6/1/2053[8]		665	686
Freddie Mac Pool #RA9288 6.50% 6/1/2053[8]		638	660
Freddie Mac Pool #RA9287 6.50% 6/1/2053[8]		439	455
Freddie Mac Pool #RA9290 6.50% 6/1/2053[8]		341	351
Freddie Mac Pool #RA9291 6.50% 6/1/2053[8]		237	242
Freddie Mac Pool #RA9295 6.50% 6/1/2053[8]		174	181
Freddie Mac Pool #SD8341 5.00% 7/1/2053[8]		5,706	5,594
Freddie Mac Pool #SD8342 5.50% 7/1/2053[8]		9,919	9,877
Freddie Mac, Series T041, Class 3A, 4.317% 7/25/2032[8,9]		177	167
Freddie Mac, Series KPLB, Class A, Multi Family, 2.77% 5/25/2025[8]		3,277	3,127
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[8,9]		2,541	2,351
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056[8,9]		1,095	1,019
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[8]		4,932	4,544
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[8,9]		4,841	4,472
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[8,9]		875	786
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[8]		723	649
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[8]		1,704	1,602
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[8]		1,873	1,671
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[8]		8,904	8,322
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[8]		5,160	4,713
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[8]		2,036	1,922
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 5/25/2029[8]		4,055	3,812
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 5/25/2029[8]		2,455	2,270
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[8]		2,549	2,328
Government National Mortgage Assn. 2.00% 7/1/2053[8,10]		68,784	57,830
Government National Mortgage Assn. 2.50% 7/1/2053[8,10]		18,016	15,603
Government National Mortgage Assn. 3.00% 7/1/2053[8,10]		42,194	37,709
Government National Mortgage Assn. 3.50% 7/1/2053[8,10]		8,404	7,757
Government National Mortgage Assn. 4.00% 7/1/2053[8,10]		10,028	9,490
Government National Mortgage Assn. 4.50% 7/1/2053[8,10]		33,457	32,294
Government National Mortgage Assn. 2.50% 8/1/2053[8,10]		5,100	4,420
Government National Mortgage Assn. 3.00% 8/1/2053[8,10]		41,469	37,093
Government National Mortgage Assn. 3.50% 8/1/2053[8,10]		8,100	7,486
Government National Mortgage Assn. 4.00% 8/1/2053[8,10]		5,900	5,587
Government National Mortgage Assn. Pool #BD7245 4.00% 1/20/2048[8]		432	411
Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048[8]		318	311
Government National Mortgage Assn. Pool #MA6602 4.50% 4/20/2050[8]		191	187
Government National Mortgage Assn. Pool #MA7259 4.50% 3/20/2051[8]		1,635	1,600
Government National Mortgage Assn. Pool #MA7316 4.50% 4/20/2051[8]		460	450
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[8]		2,106	1,621
Uniform Mortgage-Backed Security 1.50% 7/1/2038[8,10]		25,420	21,933

118	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 2.50% 8/1/2038[8,10]	USD	638	$582
Uniform Mortgage-Backed Security 2.00% 7/1/2053[8,10]		63,714	51,974
Uniform Mortgage-Backed Security 2.50% 7/1/2053[8,10]		66,965	56,795
Uniform Mortgage-Backed Security 3.00% 7/1/2053[8,10]		19,499	17,164
Uniform Mortgage-Backed Security 3.50% 7/1/2053[8,10]		83,843	76,412
Uniform Mortgage-Backed Security 4.00% 7/1/2053[8,10]		89,848	84,327
Uniform Mortgage-Backed Security 4.50% 7/1/2053[8,10]		45,563	43,808
Uniform Mortgage-Backed Security 5.00% 7/1/2053[8,10]		103,736	101,653
Uniform Mortgage-Backed Security 5.50% 7/1/2053[8,10]		44,760	44,547
Uniform Mortgage-Backed Security 6.00% 7/1/2053[8,10]		36,852	37,180
Uniform Mortgage-Backed Security 6.50% 7/1/2053[8,10]		14,693	15,003
Uniform Mortgage-Backed Security 2.00% 8/1/2053[8,10]		76,600	62,576
Uniform Mortgage-Backed Security 2.50% 8/1/2053[8,10]		166,370	141,311
Uniform Mortgage-Backed Security 3.00% 8/1/2053[8,10]		61,480	54,196
Uniform Mortgage-Backed Security 3.50% 8/1/2053[8,10]		9,500	8,667
Uniform Mortgage-Backed Security 4.00% 8/1/2053[8,10]		37,710	35,422
Uniform Mortgage-Backed Security 4.50% 8/1/2053[8,10]		44,000	42,326
Uniform Mortgage-Backed Security 5.50% 8/1/2053[8,10]		36,910	36,728
Uniform Mortgage-Backed Security 6.00% 8/1/2053[8,10]		32,227	32,506
			1,719,065

Commercial mortgage-backed securities 0.44%
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[8]		2,909	2,421
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2/15/2051[8]		1,000	911
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053[8]		2,960	2,390
BX Trust, Series 2021-SDMF, Class A, (1-month USD-LIBOR + 0.589%) 5.782% 9/15/2034[6,8,9]		5,954	5,752
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.893% 9/15/2036[6,8,9]		4,505	4,365
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 6.092% 10/15/2036[6,8,9]		7,968	7,732
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 6.49% 10/15/2036[6,8,9]		5,968	5,754
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 5.863% 6/15/2038[6,8,9]		7,307	7,122
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 6.063% 6/15/2038[6,8,9]		1,319	1,280
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 6.293% 6/15/2038[6,8,9]		1,191	1,151
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 6.043% 11/15/2038[6,8,9]		5,254	5,129
BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 6.137% 2/15/2039[6,8,9]		4,834	4,706
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 6/10/2028[6,8,9]		3,606	3,606
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 4/10/2048[8]		330	322
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 7/10/2050[8]		4,735	4,527
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 11/15/2048[8]		631	611
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 6.273% 7/15/2038[6,8,9]		1,517	1,489
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 6.573% 7/15/2038[6,8,9]		1,385	1,353
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 6.893% 7/15/2038[6,8,9]		1,447	1,410
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[6,8]		3,795	2,959
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[8]		2,489	2,029
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[6,8]		1,964	1,570

American Funds Insurance Series	119

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[6,8]	USD	868	$684
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.565% 1/5/2039[6,8,9]		523	400
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 3/5/2042[6,8]		1,431	1,119
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD-LIBOR + 1.40%) 6.593% 10/15/2038[6,8,9]		1,326	1,304
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039[6,8]		13,772	11,770
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD CME Term SOFR + 0.915%) 6.062% 4/15/2038[6,8,9]		3,950	3,881
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 12/15/2047[8]		428	416
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 4/15/2048[8]		348	339
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[6,8]		2,194	1,764
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.924% 11/15/2038[6,8,9]		4,808	4,676
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 6.147% 1/15/2039[6,8,9]		10,709	10,389
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 7.936% 11/15/2027[6,8,9]		6,379	6,388
			111,719

Collateralized mortgage-backed obligations (privately originated) 0.13%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[6,8,9]		1,020	819
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 10/25/2068[6,8,9]		996	964
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 5.817% 10/25/2041[6,8,9]		115	115
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[6,8]		4,096	3,669
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034[8]		143	137
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[6,8]		2,002	2,159
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[6,8]		6,120	6,141
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, (1-month USD-LIBOR + 3.30%) 8.45% 10/25/2027[8,9]		172	174
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.217% 9/25/2042[6,8,9]		872	878
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[6,8]		4,132	3,609
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 11/25/2059[6,8,9]		1,000	992
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2/25/2034[8]		297	285
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 6.00% 11/25/2055[6,8,9]		4,040	3,994
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[6,8,9]		2,724	2,206
Towd Point Mortgage Trust, Series 2023-1, Class A1, 3.75% 1/25/2063[6,8]		3,315	3,039
Verus Securitization Trust, Series 2023-5, Class A5, 6.476% 6/25/2068 (7.476% on 6/1/2027)[6,8,11]		3,604	3,616
			32,797

Total mortgage-backed obligations			1,863,581

Corporate bonds, notes & loans 6.09%
Financials 1.45%
Advisor Group Holdings, Inc. 10.75% 8/1/2027[6]		2,420	2,439
AerCap Ireland Capital DAC 2.45% 10/29/2026		5,457	4,878
AerCap Ireland Capital DAC 5.75% 6/6/2028		1,371	1,361
AerCap Ireland Capital DAC 3.00% 10/29/2028		4,501	3,895
AerCap Ireland Capital DAC 3.30% 1/30/2032		2,838	2,323

120	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
AerCap Ireland Capital DAC 3.85% 10/29/2041	USD	1,970	$1,498
AG Issuer, LLC 6.25% 3/1/2028[6]		4,470	4,263
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[6]		1,072	1,100
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[6,11]		7,750	7,876
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[6]		2,100	1,888
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[6]		2,295	1,999
Ally Financial, Inc. 8.00% 11/1/2031		3,000	3,101
American International Group, Inc. 2.50% 6/30/2025		10,533	9,926
American International Group, Inc. 5.125% 3/27/2033		2,161	2,112
AmWINS Group, Inc. 4.875% 6/30/2029[6]		1,348	1,219
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[6]		1,250	1,087
Banco Santander, SA 2.746% 5/28/2025		1,200	1,127
Banco Santander, SA 5.147% 8/18/2025		1,400	1,376
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[11]		2,428	2,061
Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[11]		2,250	2,216
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[11]		1,565	1,398
Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)[11]		2,500	2,572
Bank of America Corp. 3.419% 12/20/2028 (3-month USD CME Term SOFR + 1.302% on 12/20/2027)[11]		2,345	2,153
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[11]		1,000	792
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[11]		7,000	6,852
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[11]		2,250	2,230
Berkshire Hathaway, Inc. 3.125% 3/15/2026		500	482
Blackstone Private Credit Fund 7.05% 9/29/2025		2,510	2,505
Block, Inc. 3.50% 6/1/2031		2,325	1,929
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[6,11]		3,062	2,739
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[6,11]		2,829	2,359
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[6,11]		400	328
BPCE 5.70% 10/22/2023[6]		2,250	2,240
BPCE 5.15% 7/21/2024[6]		3,710	3,644
BPCE 1.00% 1/20/2026[6]		3,000	2,672
BPCE 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026)[6,11]		5,000	4,955
BPCE 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[6,11]		271	265
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[6,11]		1,450	1,448
Castlelake Aviation Finance DAC 5.00% 4/15/2027[6]		3,370	2,987
Chubb INA Holdings, Inc. 3.35% 5/3/2026		880	846
Chubb INA Holdings, Inc. 4.35% 11/3/2045		400	363
Citigroup, Inc. 5.61% 9/29/2026 (USD-SOFR + 1.546% on 12/29/2025)[11]		8,000	7,993
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[11]		3,254	2,823
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[11]		1,475	1,489
CME Group, Inc. 3.75% 6/15/2028		3,425	3,281
Coinbase Global, Inc. 3.375% 10/1/2028[6]		2,625	1,758
Coinbase Global, Inc. 3.625% 10/1/2031[6]		2,875	1,702
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[6]		820	720
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[6]		715	580
Cooperatieve Rabobank UA 4.375% 8/4/2025		4,500	4,346
Corebridge Financial, Inc. 3.50% 4/4/2025		642	612
Corebridge Financial, Inc. 3.65% 4/5/2027		914	854
Corebridge Financial, Inc. 3.85% 4/5/2029		621	559
Corebridge Financial, Inc. 3.90% 4/5/2032		351	305
Corebridge Financial, Inc. 4.35% 4/5/2042		203	164
Corebridge Financial, Inc. 4.40% 4/5/2052		489	385
Crédit Agricole SA 4.375% 3/17/2025[6]		850	819
Credit Suisse AG 3.625% 9/9/2024		1,500	1,445
Credit Suisse AG 7.95% 1/9/2025		7,750	7,911
Danske Bank AS 3.773% 3/28/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 3/28/2024)[6,11]		6,000	5,866
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[11]		2,212	1,969
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[11]		2,788	2,398
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[11]		6,650	5,771

American Funds Insurance Series	121

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[11]	USD	2,100	$2,105
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[11]		300	249
Deutsche Bank AG 7.079% 2/10/2034 (USD-SOFR + 3.65% on 2/10/2033)[11]		2,975	2,753
DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025)[6,11]		7,750	7,680
Fidelity National Information Services, Inc. 3.10% 3/1/2041		302	208
Fiserv, Inc. 3.50% 7/1/2029		471	430
Fiserv, Inc. 2.65% 6/1/2030		3,605	3,074
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[11]		2,198	1,956
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[11]		4,000	3,632
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD CME Term SOFR + 1.42% on 4/23/2028)[11]		390	362
Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[11]		2,323	1,906
Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041)[11]		2,000	1,480
Hightower Holding, LLC 6.75% 4/15/2029[6]		870	753
HSBC Holdings PLC 4.25% 3/14/2024		3,000	2,962
HSBC Holdings PLC 2.633% 11/7/2025 (USD-SOFR + 1.402% on 11/7/2024)[11]		625	594
HSBC Holdings PLC 3.973% 5/22/2030 (3-month USD CME Term SOFR + 1.872% on 5/22/2029)[11]		1,500	1,348
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[11]		400	323
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[11]		8,862	9,089
Intercontinental Exchange, Inc. 2.65% 9/15/2040		7,425	5,260
Intesa Sanpaolo SpA 5.017% 6/26/2024[6]		1,730	1,676
Intesa Sanpaolo SpA 3.25% 9/23/2024[6]		750	720
Intesa Sanpaolo SpA 3.875% 7/14/2027[6]		300	271
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[6,11]		4,600	4,835
Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053)[6,11]		623	622
JPMorgan Chase & Co. 5.546% 12/15/2025 (USD-SOFR + 1.07% on 12/15/2024)[11]		250	249
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[11]		3,143	3,056
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[11]		2,975	2,651
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[11]		1,017	914
JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[11]		383	338
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[11]		4,000	3,863
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[11]		3,740	3,692
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[11]		3,025	2,411
JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[11]		299	285
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[11]		3,982	3,893
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[11]		1,222	1,080
Lloyds Banking Group PLC 4.05% 8/16/2023		2,000	1,996
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[11]		800	708
LPL Holdings, Inc. 4.625% 11/15/2027[6]		2,700	2,534
LPL Holdings, Inc. 4.375% 5/15/2031[6]		1,805	1,561
Marsh & McLennan Companies, Inc. 3.875% 3/15/2024		820	809
Marsh & McLennan Companies, Inc. 4.375% 3/15/2029		1,705	1,658
Marsh & McLennan Companies, Inc. 4.90% 3/15/2049		719	677
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		920	614
Mastercard, Inc. 4.875% 3/9/2028		3,246	3,285
Mastercard, Inc. 4.85% 3/9/2033		5,758	5,859
Metropolitan Life Global Funding I 5.15% 3/28/2033[6]		1,600	1,584
MGIC Investment Corp. 5.25% 8/15/2028		1,175	1,109
Morgan Stanley 4.679% 7/17/2026 (USD-SOFR + 1.669% on 7/17/2025)[11]		2,450	2,405
Morgan Stanley 3.125% 7/27/2026		325	305
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[11]		425	419
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[11]		975	964
Morgan Stanley 5.25% 4/21/2034 (USD-SOFR + 1.87% on 4/21/2033)[11]		2,500	2,470
Nasdaq, Inc. 5.35% 6/28/2028		1,926	1,930

122	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Nasdaq, Inc. 5.55% 2/15/2034	USD	3,120	$3,134
Nasdaq, Inc. 5.95% 8/15/2053		259	265
Nasdaq, Inc. 6.10% 6/28/2063		411	421
Navient Corp. 6.125% 3/25/2024		8,030	7,974
Navient Corp. 5.875% 10/25/2024		1,005	989
Navient Corp. 6.75% 6/15/2026		300	290
Navient Corp. 5.50% 3/15/2029		5,980	5,105
New York Life Global Funding 2.35% 7/14/2026[6]		590	543
New York Life Global Funding 4.55% 1/28/2033[6]		1,263	1,218
Northwestern Mutual Global Funding 1.75% 1/11/2027[6]		2,500	2,230
OneMain Finance Corp. 6.125% 3/15/2024		2,550	2,544
OneMain Finance Corp. 3.875% 9/15/2028		756	619
Owl Rock Capital Corp. 4.00% 3/30/2025		102	96
Owl Rock Capital Corp. 3.75% 7/22/2025		2,874	2,665
Owl Rock Capital Corp. 3.40% 7/15/2026		1,290	1,144
Owl Rock Capital Corp. II 4.625% 11/26/2024[6]		2,305	2,188
Owl Rock Capital Corp. III 3.125% 4/13/2027		2,520	2,138
Owl Rock Core Income Corp. 4.70% 2/8/2027		2,500	2,271
Oxford Finance, LLC 6.375% 2/1/2027[6]		1,125	1,048
PayPal Holdings, Inc. 2.65% 10/1/2026		662	615
PayPal Holdings, Inc. 2.30% 6/1/2030		616	523
PNC Financial Services Group, Inc. 3.90% 4/29/2024		2,000	1,964
Power Finance Corp., Ltd. 5.25% 8/10/2028		383	375
Power Finance Corp., Ltd. 6.15% 12/6/2028		350	354
Power Finance Corp., Ltd. 4.50% 6/18/2029		554	515
Power Finance Corp., Ltd. 3.95% 4/23/2030		1,213	1,080
Prudential Financial, Inc. 4.35% 2/25/2050		2,205	1,874
Prudential Financial, Inc. 3.70% 3/13/2051		755	579
Rocket Mortgage, LLC 2.875% 10/15/2026[6]		2,110	1,870
Rocket Mortgage, LLC 3.625% 3/1/2029[6]		1,505	1,266
Royal Bank of Canada 1.15% 6/10/2025		4,711	4,350
Ryan Specialty Group, LLC 4.375% 2/1/2030[6]		270	239
Starwood Property Trust, Inc. 5.50% 11/1/2023[6]		1,160	1,151
Starwood Property Trust, Inc. 4.375% 1/15/2027[6]		2,180	1,880
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[6,11]		2,800	2,686
Toronto-Dominion Bank 2.65% 6/12/2024		625	606
Toronto-Dominion Bank 0.75% 9/11/2025		5,375	4,867
Toronto-Dominion Bank 1.25% 9/10/2026		2,425	2,144
Toronto-Dominion Bank 1.95% 1/12/2027		2,500	2,248
Toronto-Dominion Bank 2.45% 1/12/2032		787	646
Travelers Companies, Inc. 4.00% 5/30/2047		860	727
U.S. Bancorp 2.375% 7/22/2026		4,000	3,655
UBS Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[6,11]		1,568	1,495
UBS Group AG 4.125% 9/24/2025[6]		2,750	2,629
UBS Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[6,11]		1,250	1,147
UBS Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[6,11]		800	724
UniCredit SpA 4.625% 4/12/2027[6]		625	594
Wells Fargo & Company 2.164% 2/11/2026 (3-month USD CME Term SOFR + 1.012% on 2/11/2025)[11]		8,000	7,538
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[11]		4,337	4,052
Wells Fargo & Company 5.389% 4/24/2034 (USD-SOFR + 2.02% on 4/24/2033)[11]		4,000	3,976
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[11]		3,000	2,805
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[11]		3,325	2,554
Westpac Banking Corp. 2.963% 11/16/2040		1,500	1,007
			366,478

American Funds Insurance Series	123

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care 0.74%
AbbVie, Inc. 3.80% 3/15/2025	USD	206	$200
AbbVie, Inc. 2.95% 11/21/2026		1,445	1,351
AdaptHealth, LLC 6.125% 8/1/2028[6]		160	139
AdaptHealth, LLC 4.625% 8/1/2029[6]		225	180
Amgen, Inc. 5.25% 3/2/2030		2,638	2,645
Amgen, Inc. 5.25% 3/2/2033		1,243	1,245
Amgen, Inc. 5.60% 3/2/2043		1,500	1,506
Amgen, Inc. 5.65% 3/2/2053		878	890
Amgen, Inc. 4.40% 2/22/2062		1,697	1,394
Amgen, Inc. 5.75% 3/2/2063		1,500	1,523
AstraZeneca Finance, LLC 1.20% 5/28/2026		3,786	3,418
AstraZeneca Finance, LLC 1.75% 5/28/2028		1,871	1,622
AstraZeneca Finance, LLC 2.25% 5/28/2031		742	626
AstraZeneca PLC 3.375% 11/16/2025		1,140	1,096
Bausch Health Companies, Inc. 5.50% 11/1/2025[6]		6,275	5,553
Bausch Health Companies, Inc. 4.875% 6/1/2028[6]		7,450	4,443
Baxter International, Inc. 1.322% 11/29/2024		7,109	6,673
Baxter International, Inc. 1.915% 2/1/2027		4,739	4,212
Baxter International, Inc. 2.272% 12/1/2028		3,180	2,727
Bayer US Finance II, LLC 3.875% 12/15/2023[6]		1,685	1,669
Becton, Dickinson and Company 3.363% 6/6/2024		198	194
Boston Scientific Corp. 3.45% 3/1/2024		313	308
Centene Corp. 4.25% 12/15/2027		565	529
Centene Corp. 2.45% 7/15/2028		1,325	1,134
Centene Corp. 4.625% 12/15/2029		1,265	1,166
CHS / Community Health Systems, Inc. 5.625% 3/15/2027[6]		1,960	1,729
CHS / Community Health Systems, Inc. 5.25% 5/15/2030[6]		3,675	2,899
CVS Health Corp. 5.00% 1/30/2029		3,831	3,796
CVS Health Corp. 5.30% 6/1/2033		4,018	4,014
CVS Health Corp. 5.875% 6/1/2053		1,250	1,283
Elevance Health, Inc. 2.375% 1/15/2025		818	778
Elevance Health, Inc. 4.90% 2/8/2026		1,417	1,394
Elevance Health, Inc. 4.75% 2/15/2033		811	788
Elevance Health, Inc. 5.125% 2/15/2053		344	334
Eli Lilly and Co. 3.375% 3/15/2029		1,353	1,272
Eli Lilly and Co. 4.70% 2/27/2033		1,543	1,564
Eli Lilly and Co. 4.875% 2/27/2053		447	459
HCA, Inc. 3.375% 3/15/2029[6]		804	715
HCA, Inc. 3.50% 9/1/2030		4,050	3,552
HCA, Inc. 3.625% 3/15/2032[6]		1,000	868
HCA, Inc. 4.375% 3/15/2042[6]		1,500	1,244
HCA, Inc. 4.625% 3/15/2052[6]		1,450	1,193
Jazz Securities DAC 4.375% 1/15/2029[6]		1,975	1,764
Medtronic Global Holdings S.C.A. 4.25% 3/30/2028		2,213	2,161
Medtronic Global Holdings S.C.A. 4.50% 3/30/2033		4,000	3,922
Merck & Co., Inc. 1.90% 12/10/2028		600	524
Merck & Co., Inc. 2.75% 12/10/2051		1,103	762
Molina Healthcare, Inc. 3.875% 11/15/2030[6]		2,899	2,494
Molina Healthcare, Inc. 3.875% 5/15/2032[6]		3,855	3,237
Novant Health, Inc. 3.168% 11/1/2051		3,750	2,695
Novartis Capital Corp. 1.75% 2/14/2025		1,250	1,186
Novartis Capital Corp. 2.00% 2/14/2027		2,386	2,188
Owens & Minor, Inc. 4.375% 12/15/2024		5,615	5,452
Owens & Minor, Inc. 4.50% 3/31/2029[6]		5,065	4,211
Owens & Minor, Inc. 6.625% 4/1/2030[6]		1,495	1,358
Par Pharmaceutical, Inc. 7.50% 4/1/2027[6]		9,648	7,144
Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028		4,000	3,933
Pfizer Investment Enterprises Pte., Ltd. 4.65% 5/19/2030		4,000	3,954
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		1,503	1,498
Pfizer Investment Enterprises Pte., Ltd. 5.11% 5/19/2043		3,000	3,009
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		1,039	1,081

124	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Pfizer, Inc. 2.95% 3/15/2024	USD	219	$215
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 9.467% 7/9/2025[9,12]		487	368
RP Escrow Issuer, LLC 5.25% 12/15/2025[6]		2,080	1,537
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/2023		1,365	1,356
Summa Health 3.511% 11/15/2051		1,655	1,176
Tenet Healthcare Corp. 4.875% 1/1/2026		11,225	10,944
Tenet Healthcare Corp. 4.25% 6/1/2029		2,060	1,863
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		4,253	4,229
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		17,790	15,963
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029		7,495	6,807
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		3,550	2,339
The Cigna Group 3.75% 7/15/2023		245	245
UnitedHealth Group, Inc. 1.15% 5/15/2026		2,610	2,361
UnitedHealth Group, Inc. 5.30% 2/15/2030		2,500	2,563
UnitedHealth Group, Inc. 2.00% 5/15/2030		974	820
UnitedHealth Group, Inc. 4.20% 5/15/2032		767	733
UnitedHealth Group, Inc. 3.05% 5/15/2041		3,875	2,999
UnitedHealth Group, Inc. 3.25% 5/15/2051		2,504	1,870
UnitedHealth Group, Inc. 4.75% 5/15/2052		1,250	1,187
			186,473

Energy 0.65%
Antero Midstream Partners, LP 5.375% 6/15/2029[6]		2,170	2,018
Antero Resources Corp. 7.625% 2/1/2029[6]		955	970
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[6]		2,000	1,938
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[6]		1,270	1,134
BP Capital Markets America, Inc. 2.772% 11/10/2050		681	451
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		961	895
Canadian Natural Resources, Ltd. 4.95% 6/1/2047		1,559	1,392
Cheniere Energy, Inc. 4.625% 10/15/2028		4,645	4,342
Chesapeake Energy Corp. 4.875% 4/15/2022[13]		7,225	163
Chesapeake Energy Corp. 5.50% 2/1/2026[6]		685	668
Chesapeake Energy Corp. 5.875% 2/1/2029[6]		2,240	2,130
Chord Energy Corp. 6.375% 6/1/2026[6]		1,945	1,930
Civitas Resources, Inc. 5.00% 10/15/2026[6]		480	453
Civitas Resources, Inc. 8.375% 7/1/2028[6]		1,705	1,726
CNX Midstream Partners, LP 4.75% 4/15/2030[6]		1,055	896
CNX Resources Corp. 7.25% 3/14/2027[6]		1,725	1,709
CNX Resources Corp. 6.00% 1/15/2029[6]		2,675	2,482
CNX Resources Corp. 7.375% 1/15/2031[6]		553	539
Comstock Resources, Inc. 5.875% 1/15/2030[6]		450	391
ConocoPhillips Co. 3.80% 3/15/2052		2,000	1,622
ConocoPhillips Co. 5.30% 5/15/2053		1,015	1,033
Constellation Oil Services Holding SA 13.50% 6/30/2025[2,6]		1,121	1,120
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[14]		441	261
Crestwood Midstream Partners, LP 8.00% 4/1/2029[6]		4,265	4,327
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[6,9,14]		204	197
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[14]		185	178
Diamondback Energy, Inc. 6.25% 3/15/2053		500	506
DT Midstream, Inc. 4.375% 6/15/2031[6]		1,680	1,449
Enbridge Energy Partners, LP 7.50% 4/15/2038		300	338
Enbridge, Inc. 4.00% 10/1/2023		278	277
Enbridge, Inc. 2.50% 1/15/2025		300	285
Enbridge, Inc. 3.70% 7/15/2027		62	59
Energy Transfer, LP 4.50% 4/15/2024		1,210	1,196
Energy Transfer, LP 4.75% 1/15/2026		2,494	2,439
Energy Transfer, LP 5.00% 5/15/2050		1,869	1,580
Enterprise Products Operating, LLC 5.05% 1/10/2026		3,519	3,514
Enterprise Products Operating, LLC 5.35% 1/31/2033		1,498	1,524

American Funds Insurance Series	125

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Enterprise Products Operating, LLC 4.90% 5/15/2046	USD	500	$461
EQM Midstream Partners, LP 4.125% 12/1/2026		686	639
EQM Midstream Partners, LP 6.50% 7/1/2027[6]		1,690	1,669
EQM Midstream Partners, LP 5.50% 7/15/2028		3,088	2,925
EQM Midstream Partners, LP 7.50% 6/1/2030[6]		642	650
EQM Midstream Partners, LP 4.75% 1/15/2031[6]		1,635	1,434
Equinor ASA 3.25% 11/10/2024		2,850	2,768
Equinor ASA 3.00% 4/6/2027		4,000	3,746
Equinor ASA 3.625% 9/10/2028		3,685	3,519
Equinor ASA 4.25% 11/23/2041		2,000	1,801
Exxon Mobil Corp. 2.019% 8/16/2024		643	620
Exxon Mobil Corp. 2.44% 8/16/2029		1,963	1,744
Exxon Mobil Corp. 3.452% 4/15/2051		1,000	778
Genesis Energy, LP 6.50% 10/1/2025		4,280	4,220
Genesis Energy, LP 6.25% 5/15/2026		1,805	1,717
Genesis Energy, LP 8.00% 1/15/2027		4,612	4,502
Genesis Energy, LP 7.75% 2/1/2028		470	448
Genesis Energy, LP 8.875% 4/15/2030		394	385
Halliburton Co. 3.80% 11/15/2025		6	6
Harvest Midstream I, LP 7.50% 9/1/2028[6]		850	844
Hess Midstream Operations, LP 5.125% 6/15/2028[6]		2,155	2,019
Hess Midstream Operations, LP 4.25% 2/15/2030[6]		960	839
Hess Midstream Operations, LP 5.50% 10/15/2030[6]		400	370
Hilcorp Energy I, LP 6.00% 4/15/2030[6]		350	319
Hilcorp Energy I, LP 6.00% 2/1/2031[6]		460	412
Holly Energy Partners, LP 6.375% 4/15/2027[6]		545	539
Jonah Energy, LLC 12.00% 11/5/2025[2]		707	707
Kinder Morgan, Inc. 5.20% 6/1/2033		803	779
Kinder Morgan, Inc. 5.45% 8/1/2052		1,238	1,132
Marathon Oil Corp. 4.40% 7/15/2027		1,005	959
MPLX, LP 4.125% 3/1/2027		500	479
MPLX, LP 2.65% 8/15/2030		4,273	3,577
MPLX, LP 4.50% 4/15/2038		750	646
MPLX, LP 4.70% 4/15/2048		1,101	905
New Fortress Energy, Inc. 6.75% 9/15/2025[6]		1,065	1,000
New Fortress Energy, Inc. 6.50% 9/30/2026[6]		3,410	3,055
NGL Energy Operating, LLC 7.50% 2/1/2026[6]		14,165	13,966
NGL Energy Partners, LP 6.125% 3/1/2025		3,922	3,770
Noble Finance II, LLC 8.00% 4/15/2030[6]		175	178
Northern Oil and Gas, Inc. 8.75% 6/15/2031[6]		605	595
Parkland Corp. 4.625% 5/1/2030[6]		1,035	898
Petroleos Mexicanos 6.875% 10/16/2025		3,755	3,610
Petroleos Mexicanos 5.35% 2/12/2028		1,870	1,541
Petroleos Mexicanos 6.75% 9/21/2047		1,996	1,255
Pioneer Natural Resources Co. 2.15% 1/15/2031		1,669	1,367
Plains All American Pipeline, LP 3.80% 9/15/2030		113	100
Range Resources Corp. 8.25% 1/15/2029		900	938
Range Resources Corp. 4.75% 2/15/2030[6]		1,670	1,498
Rockies Express Pipeline, LLC 4.95% 7/15/2029[6]		2,689	2,463
Southwestern Energy Co. 8.375% 9/15/2028		395	412
Southwestern Energy Co. 5.375% 2/1/2029		1,355	1,277
Southwestern Energy Co. 5.375% 3/15/2030		1,945	1,817
Southwestern Energy Co. 4.75% 2/1/2032		960	847
Sunoco, LP 4.50% 5/15/2029		1,050	933
Sunoco, LP 4.50% 4/30/2030		1,255	1,099
Targa Resources Partners, LP 5.50% 3/1/2030		2,260	2,177
TotalEnergies Capital International SA 2.986% 6/29/2041		88	67
TransCanada Pipelines, Ltd. 4.25% 5/15/2028		1,090	1,041
TransCanada Pipelines, Ltd. 4.10% 4/15/2030		598	556
TransCanada Pipelines, Ltd. 4.75% 5/15/2038		2,000	1,789
TransCanada Pipelines, Ltd. 4.875% 5/15/2048		700	628

126	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Valero Energy Corp. 4.00% 4/1/2029	USD	4,000	$3,777
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[6]		840	724
Venture Global LNG, Inc. 8.375% 6/1/2031[6]		3,905	3,942
Weatherford International, Ltd. 6.50% 9/15/2028[6]		2,380	2,392
Weatherford International, Ltd. 8.625% 4/30/2030[6]		7,825	7,952
Williams Companies, Inc. 3.50% 11/15/2030		1,094	979
			165,333

Consumer discretionary 0.61%
Alibaba Group Holding, Ltd. 2.125% 2/9/2031		501	408
Alibaba Group Holding, Ltd. 4.50% 11/28/2034		766	708
Alibaba Group Holding, Ltd. 4.00% 12/6/2037		200	168
Allied Universal Holdco, LLC 4.625% 6/1/2028[6]		1,660	1,407
Amazon.com, Inc. 2.70% 6/3/2060		2,765	1,781
American Honda Finance Corp. 3.50% 2/15/2028		750	706
Asbury Automotive Group, Inc. 4.625% 11/15/2029[6]		2,115	1,880
Atlas LuxCo 4 SARL 4.625% 6/1/2028[6]		1,065	897
BMW US Capital, LLC 2.25% 9/15/2023[6]		300	298
Caesars Entertainment, Inc. 6.25% 7/1/2025[6]		2,815	2,804
Carnival Corp. 4.00% 8/1/2028[6]		3,875	3,439
Carnival Corp. 6.00% 5/1/2029[6]		375	335
Daimler Trucks Finance North America, LLC 5.20% 1/17/2025[6]		2,437	2,419
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[6]		2,000	1,925
Daimler Trucks Finance North America, LLC 5.15% 1/16/2026[6]		1,783	1,775
Daimler Trucks Finance North America, LLC 2.00% 12/14/2026[6]		2,400	2,144
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[6]		450	426
Daimler Trucks Finance North America, LLC 5.125% 1/19/2028[6]		604	599
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[6]		1,350	1,170
Fertitta Entertainment, LLC 4.625% 1/15/2029[6]		3,580	3,145
Fertitta Entertainment, LLC 6.75% 1/15/2030[6]		1,790	1,525
Ford Motor Credit Co., LLC 5.125% 6/16/2025		3,855	3,753
Ford Motor Credit Co., LLC 6.95% 3/6/2026		5,165	5,197
Ford Motor Credit Co., LLC 4.542% 8/1/2026		2,455	2,310
Ford Motor Credit Co., LLC 2.70% 8/10/2026		2,110	1,886
Ford Motor Credit Co., LLC 6.80% 5/12/2028		1,350	1,353
Gap, Inc. 3.625% 10/1/2029[6]		486	344
Gap, Inc. 3.875% 10/1/2031[6]		323	222
General Motors Financial Co., Inc. 5.40% 4/6/2026		7,750	7,664
General Motors Financial Co., Inc. 2.35% 2/26/2027		783	698
Hanesbrands, Inc. 4.875% 5/15/2026[6]		2,700	2,524
Hanesbrands, Inc. 9.00% 2/15/2031[6]		370	373
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[6]		1,885	1,639
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029[6]		3,580	3,180
Home Depot, Inc. 1.50% 9/15/2028		3,000	2,569
Home Depot, Inc. 3.90% 12/6/2028		825	799
Home Depot, Inc. 2.95% 6/15/2029		1,174	1,069
Home Depot, Inc. 1.875% 9/15/2031		3,000	2,442
Home Depot, Inc. 4.25% 4/1/2046		2,000	1,775
Home Depot, Inc. 4.50% 12/6/2048		428	397
Hyundai Capital America 1.00% 9/17/2024[6]		3,025	2,846
Hyundai Capital America 1.50% 6/15/2026[6]		850	753
Hyundai Capital America 1.65% 9/17/2026[6]		3,075	2,711
Hyundai Capital America 2.375% 10/15/2027[6]		2,579	2,258
Hyundai Capital America 2.10% 9/15/2028[6]		3,075	2,580
International Game Technology PLC 6.50% 2/15/2025[6]		1,344	1,345
International Game Technology PLC 5.25% 1/15/2029[6]		5,490	5,205
KB Home 7.25% 7/15/2030		1,295	1,313
Kontoor Brands, Inc. 4.125% 11/15/2029[6]		910	761
LCM Investments Holdings II, LLC 4.875% 5/1/2029[6]		590	506
Lindblad Expeditions, LLC 6.75% 2/15/2027[6]		775	739

American Funds Insurance Series	127

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Lithia Motors, Inc. 3.875% 6/1/2029[6]	USD	2,900	$2,523
Lithia Motors, Inc. 4.375% 1/15/2031[6]		1,025	886
Marriott International, Inc. 4.90% 4/15/2029		1,207	1,175
Marriott International, Inc. 2.75% 10/15/2033		2,500	1,989
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[6]		620	536
McDonald’s Corp. 4.60% 9/9/2032		1,275	1,263
Melco Resorts Finance, Ltd. 5.75% 7/21/2028[6]		1,710	1,513
Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[6]		1,500	1,501
NCL Corp., Ltd. 5.875% 2/15/2027[6]		2,450	2,387
NCL Corp., Ltd. 7.75% 2/15/2029[6]		1,375	1,307
Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[6]		1,345	1,253
Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 10.13% 7/15/2025[6,9,13]		780	86
Party City Holdings, Inc. 8.75% 2/15/2026[6,13]		3,440	533
Party City Holdings, Inc., Term Loan DIP, 15.05% 7/19/2023[9,12]		732	758
Penske Automotive Group, Inc. 3.75% 6/15/2029		1,375	1,189
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[6]		3,120	2,867
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[6]		3,520	3,295
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[6]		650	607
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[6]		1,408	1,479
Sally Holdings, LLC 5.625% 12/1/2025		2,705	2,670
Sands China, Ltd. 5.625% 8/8/2025		1,302	1,271
Sands China, Ltd. 2.80% 3/8/2027		2,075	1,802
Scientific Games International, Inc. 7.00% 5/15/2028[6]		750	747
Scientific Games International, Inc. 7.25% 11/15/2029[6]		2,240	2,245
Sonic Automotive, Inc. 4.625% 11/15/2029[6]		3,035	2,545
Sonic Automotive, Inc. 4.875% 11/15/2031[6]		1,325	1,089
Stellantis Finance US, Inc. 1.711% 1/29/2027[6]		2,200	1,929
Stellantis Finance US, Inc. 5.625% 1/12/2028[6]		2,500	2,523
Stellantis Finance US, Inc. 2.691% 9/15/2031[6]		2,150	1,719
Stellantis Finance US, Inc. 6.375% 9/12/2032[6]		2,000	2,043
Tempur Sealy International, Inc. 4.00% 4/15/2029[6]		850	737
Toyota Motor Credit Corp. 0.80% 1/9/2026		429	386
Toyota Motor Credit Corp. 1.90% 1/13/2027		2,500	2,259
Travel + Leisure Co. 4.50% 12/1/2029[6]		2,100	1,789
Travel + Leisure Co. 4.625% 3/1/2030[6]		1,300	1,101
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[6]		3,770	3,748
Volkswagen Group of America Finance, LLC 4.625% 11/13/2025[6]		3,845	3,750
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[6]		2,255	2,061
			154,731

Communication services 0.58%
Alphabet, Inc. 1.998% 8/15/2026		500	463
Alphabet, Inc. 1.90% 8/15/2040		375	259
Alphabet, Inc. 2.25% 8/15/2060		265	161
AT&T, Inc. 5.40% 2/15/2034		7,076	7,092
AT&T, Inc. 3.50% 9/15/2053		5,140	3,642
CCO Holdings, LLC 4.75% 3/1/2030[6]		2,500	2,140
CCO Holdings, LLC 4.50% 8/15/2030[6]		3,500	2,918
CCO Holdings, LLC 4.25% 2/1/2031[6]		3,875	3,138
CCO Holdings, LLC 4.75% 2/1/2032[6]		2,150	1,756
CCO Holdings, LLC 4.50% 5/1/2032		2,710	2,167
Charter Communications Operating, LLC 4.908% 7/23/2025		500	491
Comcast Corp. 2.35% 1/15/2027		4,000	3,675
Comcast Corp. 4.80% 5/15/2033		2,416	2,392
Comcast Corp. 2.887% 11/1/2051		2,571	1,725
Comcast Corp. 5.35% 5/15/2053		1,490	1,514
CSC Holdings, LLC 3.375% 2/15/2031[6]		1,875	1,271
DIRECTV Financing, LLC 5.875% 8/15/2027[6]		3,655	3,314
DISH DBS Corp. 5.875% 11/15/2024		1,368	1,198
DISH Network Corp. 11.75% 11/15/2027[6]		4,600	4,494

128	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Embarq Corp. 7.995% 6/1/2036	USD	7,384	$4,473
Fox Corp. 4.03% 1/25/2024		1,120	1,109
Frontier Communications Holdings, LLC 5.875% 10/15/2027[6]		1,565	1,438
Frontier Communications Holdings, LLC 5.00% 5/1/2028[6]		6,210	5,364
Frontier Communications Holdings, LLC 6.75% 5/1/2029[6]		4,400	3,418
Frontier Communications Holdings, LLC 5.875% 11/1/2029		1,850	1,352
Frontier Communications Holdings, LLC 6.00% 1/15/2030[6]		1,900	1,399
Frontier Communications Holdings, LLC 8.75% 5/15/2030[6]		1,100	1,076
Gray Escrow II, Inc. 5.375% 11/15/2031[6]		4,275	2,838
Gray Television, Inc. 5.875% 7/15/2026[6]		675	606
Gray Television, Inc. 4.75% 10/15/2030[6]		850	577
Intelsat Jackson Holdings SA 6.50% 3/15/2030[6]		2,891	2,639
Ligado Networks, LLC 15.50% PIK 11/1/2023[6,14]		5,837	2,247
Ligado Networks, LLC, Term Loan, 15.00% PIK 11/1/2023[2,12,14]		359	341
Live Nation Entertainment, Inc. 3.75% 1/15/2028[6]		1,350	1,208
Midas OpCo Holdings, LLC 5.625% 8/15/2029[6]		3,205	2,746
Netflix, Inc. 4.875% 4/15/2028		1,250	1,238
Netflix, Inc. 5.875% 11/15/2028		2,175	2,252
Netflix, Inc. 6.375% 5/15/2029		50	53
Netflix, Inc. 5.375% 11/15/2029[6]		25	25
News Corp. 3.875% 5/15/2029[6]		875	769
News Corp. 5.125% 2/15/2032[6]		550	502
Nexstar Media, Inc. 4.75% 11/1/2028[6]		3,950	3,431
SBA Tower Trust 1.631% 11/15/2026[6]		8,707	7,521
Scripps Escrow II, Inc. 3.875% 1/15/2029[6]		2,325	1,880
Sirius XM Radio, Inc. 4.00% 7/15/2028[6]		3,575	3,110
Sirius XM Radio, Inc. 4.125% 7/1/2030[6]		950	777
Sirius XM Radio, Inc. 3.875% 9/1/2031[6]		1,975	1,529
Take-Two Interactive Software, Inc. 3.30% 3/28/2024		123	121
Take-Two Interactive Software, Inc. 4.00% 4/14/2032		2,438	2,235
Tencent Holdings, Ltd. 2.39% 6/3/2030		566	471
T-Mobile USA, Inc. 1.50% 2/15/2026		500	452
T-Mobile USA, Inc. 2.05% 2/15/2028		325	282
T-Mobile USA, Inc. 4.95% 3/15/2028		1,918	1,889
T-Mobile USA, Inc. 4.80% 7/15/2028		4,000	3,919
T-Mobile USA, Inc. 5.05% 7/15/2033		4,000	3,929
T-Mobile USA, Inc. 5.75% 1/15/2054		2,000	2,067
Univision Communications, Inc. 6.625% 6/1/2027[6]		5,800	5,615
Univision Communications, Inc. 4.50% 5/1/2029[6]		3,475	2,989
Univision Communications, Inc. 7.375% 6/30/2030[6]		225	215
Verizon Communications, Inc. 2.875% 11/20/2050		2,453	1,600
Virgin Media Secured Finance PLC 4.50% 8/15/2030[6]		2,115	1,775
VMED O2 UK Financing I PLC 4.25% 1/31/2031[6]		4,525	3,663
VMED O2 UK Financing I PLC 4.75% 7/15/2031[6]		225	187
Vodafone Group PLC 4.25% 9/17/2050		4,350	3,495
WarnerMedia Holdings, Inc. 3.638% 3/15/2025		3,807	3,674
WarnerMedia Holdings, Inc. 3.755% 3/15/2027		1,018	950
WarnerMedia Holdings, Inc. 4.054% 3/15/2029		1,435	1,312
WarnerMedia Holdings, Inc. 4.279% 3/15/2032		1,754	1,556
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		500	422
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		1,500	1,222
Ziggo Bond Co. BV 5.125% 2/28/2030[6]		1,775	1,346
Ziggo BV 4.875% 1/15/2030[6]		725	602
			145,716

Industrials 0.55%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[6]		1,005	997
Allison Transmission, Inc. 3.75% 1/30/2031[6]		3,445	2,913
Avis Budget Car Rental, LLC 5.75% 7/15/2027[6]		1,025	970
Avis Budget Car Rental, LLC 5.375% 3/1/2029[6]		2,450	2,275

American Funds Insurance Series	129

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[6]	USD	1,587	$1,540
Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[6]		1,126	1,050
Avolon Holdings Funding, Ltd. 4.375% 5/1/2026[6]		1,975	1,847
Boeing Co. 4.875% 5/1/2025		1,052	1,037
Boeing Co. 3.10% 5/1/2026		251	236
Boeing Co. 3.25% 2/1/2028		2,000	1,838
Boeing Co. 5.15% 5/1/2030		1,100	1,090
Boeing Co. 3.60% 5/1/2034		2,500	2,129
Boeing Co. 5.805% 5/1/2050		2,500	2,493
Bombardier, Inc. 7.125% 6/15/2026[6]		4,100	4,077
Bombardier, Inc. 7.875% 4/15/2027[6]		8,070	8,061
BWX Technologies, Inc. 4.125% 4/15/2029[6]		1,025	927
Canadian Pacific Railway Co. 1.75% 12/2/2026		1,385	1,245
Canadian Pacific Railway Co. 3.10% 12/2/2051		829	589
Chart Industries, Inc. 7.50% 1/1/2030[6]		1,347	1,376
Clarivate Science Holdings Corp. 3.875% 7/1/2028[6]		590	524
Clarivate Science Holdings Corp. 4.875% 7/1/2029[6]		520	462
CoreLogic, Inc. 4.50% 5/1/2028[6]		6,075	4,905
Covanta Holding Corp. 4.875% 12/1/2029[6]		1,035	897
CSX Corp. 4.25% 3/15/2029		1,062	1,029
CSX Corp. 2.50% 5/15/2051		1,125	717
Honeywell International, Inc. 2.30% 8/15/2024		2,640	2,552
Honeywell International, Inc. 1.35% 6/1/2025		5,947	5,551
Honeywell International, Inc. 2.70% 8/15/2029		1,470	1,309
Icahn Enterprises, LP 4.75% 9/15/2024		2,090	1,999
Icahn Enterprises, LP 5.25% 5/15/2027		1,185	1,023
Icahn Enterprises, LP 4.375% 2/1/2029		1,525	1,200
KKR Apple Bidco, LLC, Term Loan B, (1-month USD CME Term SOFR + 4.00%) 9.102% 9/22/2028[9,12]		733	732
Lockheed Martin Corp. 5.10% 11/15/2027		951	968
Lockheed Martin Corp. 4.45% 5/15/2028		2,906	2,867
Lockheed Martin Corp. 5.25% 1/15/2033		4,742	4,914
Lockheed Martin Corp. 4.75% 2/15/2034		7,750	7,736
Lockheed Martin Corp. 5.70% 11/15/2054		1,849	2,055
LSC Communications, Inc. 8.75% 10/15/2023[2,6,13]		4,063	12
Masco Corp. 1.50% 2/15/2028		774	660
Masco Corp. 2.00% 2/15/2031		497	392
Masco Corp. 3.125% 2/15/2051		230	145
MasTec, Inc. 4.50% 8/15/2028[6]		1,425	1,315
Mileage Plus Holdings, LLC 6.50% 6/20/2027[6]		1,760	1,766
Norfolk Southern Corp. 4.45% 3/1/2033		654	626
Norfolk Southern Corp. 3.05% 5/15/2050		2,746	1,903
Northrop Grumman Corp. 2.93% 1/15/2025		1,820	1,750
Northrop Grumman Corp. 3.25% 1/15/2028		3,495	3,262
Otis Worldwide Corp. 2.293% 4/5/2027		2,135	1,938
Raytheon Technologies Corp. 3.65% 8/16/2023		52	52
Raytheon Technologies Corp. 3.95% 8/16/2025		3,155	3,092
Raytheon Technologies Corp. 5.00% 2/27/2026		779	778
Raytheon Technologies Corp. 4.125% 11/16/2028		1,075	1,036
Raytheon Technologies Corp. 5.15% 2/27/2033		2,669	2,707
Raytheon Technologies Corp. 5.375% 2/27/2053		3,950	4,106
Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[6]		311	323
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[6]		195	175
Rolls-Royce PLC 5.75% 10/15/2027[6]		1,940	1,899
Sabre GLBL, Inc. 9.25% 4/15/2025[6]		379	354
Sabre GLBL, Inc. 7.375% 9/1/2025[6]		946	841
Siemens Financieringsmaatschappij NV 1.20% 3/11/2026[6]		3,887	3,515
Siemens Financieringsmaatschappij NV 1.70% 3/11/2028[6]		3,700	3,216
SkyMiles IP, Ltd. 4.75% 10/20/2028[6]		1,950	1,894
Spirit AeroSystems, Inc. 7.50% 4/15/2025[6]		650	643
Spirit AeroSystems, Inc. 9.375% 11/30/2029[6]		507	543

130	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
The Brink’s Co. 4.625% 10/15/2027[6]	USD	2,385	$2,216
TK Elevator U.S. Newco, Inc. 5.25% 7/15/2027[6]		2,000	1,850
TransDigm, Inc. 6.25% 3/15/2026[6]		3,476	3,462
TransDigm, Inc. 5.50% 11/15/2027		2,200	2,078
Triumph Group, Inc. 7.75% 8/15/2025		2,375	2,312
Triumph Group, Inc. 9.00% 3/15/2028[6]		1,347	1,377
Union Pacific Corp. 2.40% 2/5/2030		2,414	2,100
Union Pacific Corp. 2.95% 3/10/2052		1,000	695
Union Pacific Corp. 3.839% 3/20/2060		546	435
Union Pacific Corp. 3.799% 4/6/2071		545	417
United Airlines, Inc. 4.375% 4/15/2026[6]		975	927
United Airlines, Inc. 4.625% 4/15/2029[6]		2,225	2,029
United Rentals (North America), Inc. 3.875% 2/15/2031		2,050	1,777
XPO, Inc. 7.125% 6/1/2031[6]		800	807
			139,555

Materials 0.39%
Alcoa Nederland Holding BV 4.125% 3/31/2029[6]		1,175	1,051
Anglo American Capital PLC 2.25% 3/17/2028[6]		484	416
Anglo American Capital PLC 2.625% 9/10/2030[6]		2,500	2,064
Anglo American Capital PLC 3.95% 9/10/2050[6]		1,281	952
ATI, Inc. 4.875% 10/1/2029		710	641
ATI, Inc. 5.125% 10/1/2031		1,110	991
Avient Corp. 7.125% 8/1/2030[6]		855	865
Ball Corp. 6.875% 3/15/2028		1,415	1,444
Ball Corp. 3.125% 9/15/2031		3,520	2,900
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		1,610	1,604
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[6]		935	762
Celanese US Holdings, LLC 6.165% 7/15/2027		3,500	3,484
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		9,000	8,793
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[6]		1,525	1,375
Cleveland-Cliffs, Inc. 6.75% 4/15/2030[6]		1,775	1,712
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[6]		775	682
CVR Partners, LP 6.125% 6/15/2028[6]		745	649
Dow Chemical Co. (The) 3.60% 11/15/2050		1,328	990
First Quantum Minerals, Ltd. 7.50% 4/1/2025[6]		9,004	9,005
First Quantum Minerals, Ltd. 6.875% 3/1/2026[6]		4,400	4,337
First Quantum Minerals, Ltd. 6.875% 10/15/2027[6]		4,240	4,143
FXI Holdings, Inc. 12.25% 11/15/2026[6]		4,517	4,099
FXI Holdings, Inc. 12.25% 11/15/2026[6]		2,181	1,968
Glencore Funding, LLC 4.125% 3/12/2024[6]		945	934
INEOS Finance PLC 6.75% 5/15/2028[6]		1,985	1,909
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[6]		5,400	4,558
Kaiser Aluminum Corp. 4.625% 3/1/2028[6]		2,495	2,186
Linde, Inc. 1.10% 8/10/2030		2,938	2,338
LSB Industries, Inc. 6.25% 10/15/2028[6]		860	769
LYB International Finance III, LLC 2.25% 10/1/2030		1,198	982
LYB International Finance III, LLC 4.20% 5/1/2050		1,186	906
LYB International Finance III, LLC 3.625% 4/1/2051		2,537	1,758
Methanex Corp. 5.125% 10/15/2027		6,305	5,876
Mineral Resources, Ltd. 8.50% 5/1/2030[6]		1,525	1,533
Mosaic Co. 4.05% 11/15/2027		1,050	1,001
Nova Chemicals Corp. 4.25% 5/15/2029[6]		1,875	1,532
Novelis Corp. 3.875% 8/15/2031[6]		1,115	919
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[6]		3,485	3,117
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[6]		1,230	1,032
Sherwin-Williams Co. 3.125% 6/1/2024		275	269
Sherwin-Williams Co. 3.80% 8/15/2049		5,208	4,031
South32 Treasury, Ltd. 4.35% 4/14/2032[6]		1,527	1,341
SPCM SA 3.375% 3/15/2030[6]		600	500

American Funds Insurance Series	131

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Venator Finance SARL 9.50% 7/1/2025[6,13]	USD	1,825	$1,396
Venator Finance SARL 5.75% 7/15/2025[6,13]		5,845	139
Venator Finance SARL, Term Loan, 15.05% 9/14/2023[9,12]		486	501
Warrior Met Coal, Inc. 7.875% 12/1/2028[6]		3,400	3,418
Westlake Corp. 4.375% 11/15/2047		500	393
			98,265

Real estate 0.32%
Alexandria Real Estate Equities, Inc. 3.80% 4/15/2026		315	301
Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028		1,220	1,138
Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029		1,940	1,643
Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031		1,320	1,132
Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033		4,095	2,997
Alexandria Real Estate Equities, Inc. 4.85% 4/15/2049		410	345
American Tower Corp. 1.45% 9/15/2026		2,369	2,086
American Tower Corp. 3.55% 7/15/2027		1,425	1,322
American Tower Corp. 3.60% 1/15/2028		1,000	922
American Tower Corp. 1.50% 1/31/2028		2,500	2,100
American Tower Corp. 2.30% 9/15/2031		1,500	1,195
American Tower Corp. 2.95% 1/15/2051		2,000	1,264
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[6]		2,260	1,694
Boston Properties, LP 6.50% 1/15/2034		2,223	2,239
Essex Portfolio, LP 3.875% 5/1/2024		1,000	982
Essex Portfolio, LP 3.50% 4/1/2025		6,825	6,546
Extra Space Storage, LP 2.35% 3/15/2032		1,385	1,084
GLP Capital, LP 3.35% 9/1/2024		1,263	1,220
Host Hotels & Resorts, LP 4.50% 2/1/2026		355	344
Howard Hughes Corp. 5.375% 8/1/2028[6]		1,450	1,293
Howard Hughes Corp. 4.125% 2/1/2029[6]		1,860	1,541
Howard Hughes Corp. 4.375% 2/1/2031[6]		2,690	2,149
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		2,401	1,842
Iron Mountain, Inc. 5.25% 7/15/2030[6]		3,785	3,414
Iron Mountain, Inc. 4.50% 2/15/2031[6]		2,650	2,279
Kennedy-Wilson, Inc. 4.75% 3/1/2029		2,780	2,201
Kennedy-Wilson, Inc. 4.75% 2/1/2030		1,990	1,503
Kennedy-Wilson, Inc. 5.00% 3/1/2031		2,260	1,693
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[6]		3,842	3,342
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[6]		50	41
Park Intermediate Holdings, LLC 4.875% 5/15/2029[6]		2,280	1,967
Prologis, LP 4.875% 6/15/2028		2,357	2,338
Prologis, LP 4.75% 6/15/2033		4,359	4,262
Prologis, LP 5.125% 1/15/2034		2,000	1,987
Prologis, LP 5.25% 6/15/2053		1,365	1,343
Public Storage 1.85% 5/1/2028		2,490	2,164
Public Storage 1.95% 11/9/2028		2,027	1,740
Public Storage 2.30% 5/1/2031		719	599
RHP Hotel Properties, LP 4.50% 2/15/2029[6]		1,300	1,152
RLJ Lodging Trust, LP 4.00% 9/15/2029[6]		1,240	1,040
Scentre Group Trust 1 3.50% 2/12/2025[6]		3,075	2,952
Scentre Group Trust 1 3.25% 10/28/2025[6]		1,000	941
Scentre Group Trust 1 3.75% 3/23/2027[6]		2,430	2,285
Service Properties Trust 4.35% 10/1/2024		1,000	964
Service Properties Trust 4.50% 3/15/2025		1,385	1,310
Sun Communities Operating, LP 2.30% 11/1/2028		1,845	1,553
Sun Communities Operating, LP 2.70% 7/15/2031		876	693
UDR, Inc. 2.95% 9/1/2026		760	695
			81,837

132	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples 0.30%
7-Eleven, Inc. 0.80% 2/10/2024[6]	USD	1,700	$1,648
7-Eleven, Inc. 0.95% 2/10/2026[6]		825	737
7-Eleven, Inc. 1.30% 2/10/2028[6]		2,500	2,114
Albertsons Companies, Inc. 3.50% 3/15/2029[6]		1,230	1,066
Anheuser-Busch InBev Worldwide, Inc. 4.00% 4/13/2028		845	818
Anheuser-Busch InBev Worldwide, Inc. 4.35% 6/1/2040		2,500	2,302
Anheuser-Busch InBev Worldwide, Inc. 4.60% 4/15/2048		1,500	1,394
BAT Capital Corp. 3.222% 8/15/2024		2,826	2,743
BAT Capital Corp. 3.215% 9/6/2026		3,323	3,090
BAT Capital Corp. 4.54% 8/15/2047		940	693
Central Garden & Pet Co. 4.125% 4/30/2031[6]		1,395	1,152
Coca-Cola Co. 1.00% 3/15/2028		940	808
Conagra Brands, Inc. 1.375% 11/1/2027		4,615	3,912
Constellation Brands, Inc. 3.60% 2/15/2028		625	586
Constellation Brands, Inc. 2.25% 8/1/2031		1,487	1,216
Coty, Inc. 4.75% 1/15/2029[6]		1,680	1,551
Imperial Brands Finance PLC 6.125% 7/27/2027[6]		845	847
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[6]		2,990	2,739
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[6]		2,210	1,977
Nestle Holdings, Inc. 4.85% 3/14/2033[6]		5,750	5,872
PepsiCo, Inc. 2.625% 10/21/2041		5,000	3,776
PepsiCo, Inc. 3.625% 3/19/2050		777	661
PepsiCo, Inc. 2.75% 10/21/2051		1,723	1,238
Philip Morris International, Inc. 2.875% 5/1/2024		788	772
Philip Morris International, Inc. 3.25% 11/10/2024		2,000	1,943
Philip Morris International, Inc. 4.875% 2/13/2026		7,002	6,955
Philip Morris International, Inc. 0.875% 5/1/2026		2,990	2,668
Philip Morris International, Inc. 5.125% 11/17/2027		3,073	3,085
Philip Morris International, Inc. 4.875% 2/15/2028		6,000	5,913
Philip Morris International, Inc. 5.625% 11/17/2029		1,482	1,511
Philip Morris International, Inc. 5.125% 2/15/2030		4,166	4,123
Post Holdings, Inc. 4.625% 4/15/2030[6]		2,886	2,532
Prestige Brands, Inc. 3.75% 4/1/2031[6]		1,115	925
Reynolds American, Inc. 5.85% 8/15/2045		2,030	1,808
Simmons Foods, Inc. 4.625% 3/1/2029[6]		560	449
			75,624

Utilities 0.25%
Ameren Corp. 2.50% 9/15/2024		969	929
Calpine Corp. 3.75% 3/1/2031[6]		1,975	1,602
Commonwealth Edison Co. 4.35% 11/15/2045		1,085	950
Commonwealth Edison Co. 3.85% 3/15/2052		2,600	2,084
Duke Energy Carolinas, LLC 3.95% 11/15/2028		900	860
Duke Energy Corp. 4.50% 8/15/2032		2,000	1,886
Duke Energy Corp. 3.50% 6/15/2051		2,000	1,451
Duke Energy Florida, LLC 3.20% 1/15/2027		1,445	1,370
Duke Energy Indiana, LLC 3.25% 10/1/2049		1,225	879
Duke Energy Progress, LLC 3.70% 10/15/2046		457	357
Duke Energy Progress, LLC 2.50% 8/15/2050		202	126
Duke Energy Progress, LLC 2.90% 8/15/2051		91	61
Edison International 3.55% 11/15/2024		2,200	2,127
EDP Finance BV 3.625% 7/15/2024[6]		4,100	3,996
Electricité de France SA 6.25% 5/23/2033[6]		1,275	1,297
Electricité de France SA 4.75% 10/13/2035[6]		1,250	1,101
Electricité de France SA 4.875% 9/21/2038[6]		2,750	2,313
Electricité de France SA 5.60% 1/27/2040		525	483
Electricité de France SA 6.90% 5/23/2053[6]		650	674
Electricité de France SA 9.125% 12/31/2079 (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[6,11]		1,475	1,516

American Funds Insurance Series	133

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Emera US Finance, LP 3.55% 6/15/2026	USD	320	$303
Enel Américas SA 4.00% 10/25/2026		245	236
Entergy Corp. 2.80% 6/15/2030		3,325	2,823
Eversource Energy 3.80% 12/1/2023		2,730	2,711
FirstEnergy Corp. 3.40% 3/1/2050		2,250	1,553
FirstEnergy Transmission, LLC 2.866% 9/15/2028[6]		675	595
NextEra Energy Capital Holdings, Inc. 6.051% 3/1/2025		650	653
Pacific Gas and Electric Co. 2.10% 8/1/2027		125	107
Pacific Gas and Electric Co. 2.50% 2/1/2031		2,941	2,305
Pacific Gas and Electric Co. 3.30% 8/1/2040		100	67
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,250	797
PacifiCorp 4.125% 1/15/2049		4,000	3,107
PG&E Corp. 5.00% 7/1/2028		3,750	3,444
PG&E Corp. 5.25% 7/1/2030		3,400	3,051
Public Service Electric and Gas Co. 3.60% 12/1/2047		548	432
Public Service Electric and Gas Co. 3.15% 1/1/2050		2,451	1,789
Southern California Edison Co. 2.85% 8/1/2029		4,450	3,893
Southern California Edison Co. 6.00% 1/15/2034		2,500	2,591
Southern California Edison Co. 5.75% 4/1/2035		675	686
Southern California Edison Co. 5.35% 7/15/2035		3,000	2,936
Southern California Edison Co. 4.00% 4/1/2047		264	210
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[6]		1,030	901
Virginia Electric & Power 2.40% 3/30/2032		2,575	2,102
Xcel Energy, Inc. 2.60% 12/1/2029		1,131	967
			64,321

Information technology 0.25%
Adobe, Inc. 1.90% 2/1/2025		366	348
Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 9.231% 6/13/2024[9,12]		651	627
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 12.405% 6/13/2025[9,12]		4,150	3,771
Analog Devices, Inc. 1.70% 10/1/2028		1,286	1,106
Analog Devices, Inc. 2.10% 10/1/2031		1,212	1,004
Analog Devices, Inc. 2.80% 10/1/2041		1,461	1,086
Analog Devices, Inc. 2.95% 10/1/2051		1,955	1,383
Broadcom, Inc. 1.95% 2/15/2028[6]		1,407	1,218
Broadcom, Inc. 2.60% 2/15/2033[6]		2,524	1,974
Broadcom, Inc. 3.469% 4/15/2034[6]		193	158
CommScope Technologies, LLC 6.00% 6/15/2025[6]		1,752	1,635
CommScope Technologies, LLC 5.00% 3/15/2027[6]		1,375	959
CommScope, Inc. 6.00% 3/1/2026[6]		3,600	3,359
CommScope, Inc. 8.25% 3/1/2027[6]		1,442	1,156
CommScope, Inc. 7.125% 7/1/2028[6]		1,633	1,162
Diebold Nixdorf, Inc. 9.375% 7/15/2025[6,13]		10,434	1,930
Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/2026[6,13,14]		7,984	120
Diebold Nixdorf, Inc., Term Loan B1, (USD-SOFR + 7.50%) 11.50% 10/2/2023[9,12]		12,450	11,796
Diebold Nixdorf, Inc., Term Loan B2, (USD-SOFR + 7.50%) 11.50% 10/2/2023[9,12]		7,926	7,509
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.479% 7/15/2025[9,12,13]		10,831	1,950
Finastra, Ltd., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 6.134% 6/13/2024[9,12]	EUR	1,336	1,381
Gartner, Inc. 4.50% 7/1/2028[6]	USD	650	608
Intuit, Inc. 0.95% 7/15/2025		1,530	1,398
Intuit, Inc. 1.35% 7/15/2027		1,395	1,223
Intuit, Inc. 1.65% 7/15/2030		1,845	1,498
Microsoft Corp. 2.921% 3/17/2052		4,814	3,585
NCR Corp. 5.125% 4/15/2029[6]		1,650	1,462
Oracle Corp. 3.60% 4/1/2050		2,794	1,998
Oracle Corp. 5.55% 2/6/2053		2,556	2,477
Synaptics, Inc. 4.00% 6/15/2029[6]		875	736

134	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Unisys Corp. 6.875% 11/1/2027[6]	USD	725	$523
Viavi Solutions, Inc. 3.75% 10/1/2029[6]		725	617
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[2,3,11]		1,005	965
			62,722

Total corporate bonds, notes & loans			1,541,055

U.S. Treasury bonds & notes 5.60%
U.S. Treasury 4.60%
U.S. Treasury 2.50% 5/15/2024		700	683
U.S. Treasury 2.50% 5/31/2024		100,000	97,399
U.S. Treasury 4.25% 9/30/2024		880	869
U.S. Treasury 1.00% 12/15/2024		10,725	10,096
U.S. Treasury 4.625% 2/28/2025		65,500	64,999
U.S. Treasury 3.875% 4/30/2025		4,250	4,167
U.S. Treasury 4.25% 5/31/2025		5,505	5,436
U.S. Treasury 3.00% 7/15/2025		3,165	3,051
U.S. Treasury 0.375% 1/31/2026		45,000	40,405
U.S. Treasury 4.00% 2/15/2026		26,676	26,270
U.S. Treasury 0.50% 2/28/2026		42,515	38,195
U.S. Treasury 3.625% 5/15/2026		1,195	1,166
U.S. Treasury 0.75% 8/31/2026		52	46
U.S. Treasury 0.875% 9/30/2026		565	505
U.S. Treasury 1.125% 10/31/2026		471	423
U.S. Treasury 1.125% 2/28/2027		762	680
U.S. Treasury 2.375% 5/15/2027		880	820
U.S. Treasury 2.625% 5/31/2027		96,250	90,426
U.S. Treasury 0.50% 6/30/2027		36,300	31,294
U.S. Treasury 4.125% 9/30/2027		90,000	89,487
U.S. Treasury 0.625% 12/31/2027		7,109	6,074
U.S. Treasury 4.00% 2/29/2028		46,200	45,859
U.S. Treasury 3.625% 3/31/2028		10	10
U.S. Treasury 3.50% 4/30/2028		5,600	5,440
U.S. Treasury 2.875% 5/15/2028		5,217	4,922
U.S. Treasury 3.625% 5/31/2028		77,126	75,429
U.S. Treasury 1.25% 9/30/2028		3,142	2,720
U.S. Treasury 1.50% 11/30/2028		25,000	21,864
U.S. Treasury 1.375% 12/31/2028		10,900	9,453
U.S. Treasury 2.875% 4/30/2029		50,000	46,880
U.S. Treasury 1.50% 2/15/2030		26,651	22,822
U.S. Treasury 4.00% 2/28/2030		1,598	1,597
U.S. Treasury 0.625% 5/15/2030		20,225	16,201
U.S. Treasury 3.75% 5/31/2030		17,000	16,759
U.S. Treasury 2.875% 5/15/2032		50,000	46,337
U.S. Treasury 4.125% 11/15/2032		723	739
U.S. Treasury 3.50% 2/15/2033		29,540	28,756
U.S. Treasury 3.375% 5/15/2033		52,556	50,764
U.S. Treasury 1.125% 5/15/2040		37,775	24,494
U.S. Treasury 1.375% 11/15/2040[15]		27,695	18,533
U.S. Treasury 1.75% 8/15/2041		47,854	33,626
U.S. Treasury 2.00% 11/15/2041		1,181	865
U.S. Treasury 3.875% 5/15/2043		25,703	25,148
U.S. Treasury 2.50% 2/15/2046		3,755	2,890
U.S. Treasury 3.00% 5/15/2047		9,355	7,875
U.S. Treasury 3.00% 2/15/2048		336	283
U.S. Treasury 2.00% 2/15/2050		13,825	9,473
U.S. Treasury 1.375% 8/15/2050		12,500	7,261
U.S. Treasury 2.375% 5/15/2051		4,757	3,534
U.S. Treasury 2.00% 8/15/2051		1,356	923

American Funds Insurance Series	135

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.25% 2/15/2052[15]	USD	72,025	$52,000
U.S. Treasury 4.00% 11/15/2052[15]		8,369	8,587
U.S. Treasury 3.625% 2/15/2053[15]		61,360	58,826
			1,163,361

U.S. Treasury inflation-protected securities 1.00%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[16]		22,463	21,930
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[16]		100,487	96,971
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[16]		25,612	24,561
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[16]		4,732	4,531
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[16]		3,974	3,770
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[16]		8,325	7,787
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[16]		54,518	48,007
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[15,16]		51,228	44,087
			251,644

Total U.S. Treasury bonds & notes			1,415,005

Asset-backed obligations 2.05%
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[6,8]		640	617
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 6.21% 1/15/2030[6,8,9]		1,816	1,804
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 6.21% 10/16/2030[6,8,9]		1,552	1,529
American Express Credit Account Master Trust, Series 2018-9, Class A, (1-month USD-LIBOR + 0.38%) 5.573% 4/15/2026[8,9]		9,000	9,003
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[8]		12,228	11,863
AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A2A, 5.84% 10/19/2026[8]		3,602	3,602
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 6.193% 1/22/2028[6,8,9]		1,845	1,833
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-1A, Class A, 3.70% 9/20/2024[6,8]		557	556
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[6,8]		3,100	3,071
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[6,8]		539	489
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[6,8]		138	127
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[6,8]		11,617	10,221
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028[6,8]		32,377	32,137
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[6,8]		5,535	5,532
BA Credit Card Trust, Series 2022-A2, Class A2, 5.00% 4/17/2028[8]		6,633	6,605
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 6.379% 11/20/2030[6,8,9]		7,269	7,211
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[6,8]		434	405
CarMax Auto Owner Trust, Series 2023-2, Class A2A, 5.50% 6/15/2026[8]		3,971	3,961
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[6,8]		4,677	3,896
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[6,8]		507	461
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 6.262% 7/27/2030[6,8,9]		4,328	4,298
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[6,8]		5,140	4,618
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[6,8]		1,724	1,444
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[6,8]		6,034	5,235

136	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, (1-month USD-LIBOR + 0.62%) 5.774% 4/22/2026[8,9]	USD	4,960	$4,969
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[6,8]		1,351	1,170
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045[6,8]		5,034	4,367
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[6,8]		1,083	942
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046[6,8]		1,501	1,282
Discover Card Execution Note Trust, Series 2018-A6, Class A6, (1-month USD-LIBOR + 0.39%) 5.583% 3/15/2026[8,9]		11,400	11,400
DriveTime Auto Owner Trust, Series 2022-3, Class A, 6.05% 10/15/2026[6,8]		4,088	4,088
DriveTime Auto Owner Trust, Series 2023-2, Class A, 5.88% 4/15/2027[6,8]		3,766	3,756
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD-LIBOR + 0.98%) 6.24% 4/15/2028[6,8,9]		4,517	4,490
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[6,8]		325	283
Enterprise Fleet Financing, LLC, Series 2022-1, Class A2, 3.03% 1/20/2028[6,8]		4,840	4,715
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[6,8]		3,195	3,127
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029[6,8]		5,092	5,075
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[8]		664	664
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[6,8]		5,976	5,368
Flagship Credit Auto Trust, Series 2022-4, Class A2, 6.15% 9/15/2026[6,8]		2,869	2,867
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/2030[6,8]		4,825	4,821
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[6,8]		6,000	5,924
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[6,8]		9,605	9,234
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[6,8]		8,861	8,344
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[6,8]		634	556
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/2045[6,8]		255	226
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[6,8]		2,260	2,089
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[6,8]		9,517	8,466
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[6,8]		11,908	10,609
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[6,8]		3,780	3,247
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[6,8]		5,630	4,865
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[6,8]		446	378
GoldenTree Loan Opportunities XI, Ltd., CLO, Series 2015-11A, Class AR2, (3-month USD-LIBOR + 1.07%) 6.332% 1/18/2031[6,8,9]		2,250	2,233
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[2,6,8]		5,930	5,930
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[6,8]		8,452	7,924
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[6,8]		634	593
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[6,8]		405	377
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 9/25/2026[6,8]		8,390	8,007
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[6,8]		5,565	4,858
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[6,8]		685	599
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[6,8]		429	371
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028[6,8]		4,900	4,313
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028[6,8]		4,960	4,635
Honda Auto Receivables Owner Trust, Series 2023-1, Class A2, 5.22% 10/21/2025[8]		1,198	1,194
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027[8]		1,141	1,134
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 6.261% 7/21/2030[6,8,9]		5,391	5,346
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 6.41% 4/15/2029[6,8,9]		1,916	1,904
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/2027[6,8]		2,531	2,499
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[6,8]		3,475	3,443
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[6,8]		4,651	4,016
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[6,8]		5,552	4,771
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[6,8]		6,098	5,319
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[6,8]		9,129	8,116
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[6,8]		5,232	4,647
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[6,8]		8,885	7,901
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[6,8]		23,051	19,672

American Funds Insurance Series	137

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 6.225% 7/25/2030[6,8,9]	USD	1,657	$1,640
OCP CLO, Ltd., Series 2018-15A, Class A1, (3-month USD-LIBOR + 1.10%) 6.35% 7/20/2031[6,8,9]		2,250	2,233
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 6.396% 11/25/2028[6,8,9]		1,021	1,018
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 6.15% 4/20/2029[6,8,9]		374	372
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD-LIBOR + 0.80%) 6.06% 10/15/2029[6,8,9]		7,545	7,470
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD-LIBOR + 1.40%) 6.66% 10/15/2029[6,8,9]		5,378	5,259
Palmer Square Loan Funding, CLO, Series 2022-5, Class A1, (3-month USD CME Term SOFR + 1.56%) 6.546% 1/15/2031[6,8,9]		5,357	5,335
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[6,8]		5,912	5,878
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2036[8]		2,725	2,596
PPM CLO, Ltd., Series 2022-6, Class A, (3-month USD CME Term SOFR + 2.45%) 7.025% 1/20/2031[6,8,9]		9,947	9,954
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 6.20% 10/15/2030[6,8,9]		4,453	4,414
Santander Drive Auto Receivables Trust, Series 2022-5, Class A2, 3.98% 1/15/2025[8]		1,060	1,059
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 12/15/2025[8]		303	301
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[8]		1,429	1,429
Santander Drive Auto Receivables Trust, Series 2022-5, Class A3, 4.11% 8/17/2026[8]		4,101	4,060
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028[6,8]		3,573	3,570
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD-LIBOR + 0.73%) 5.923% 1/15/2053[6,8,9]		5,689	5,555
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[6,8]		3,326	2,896
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[6,8]		4,283	3,841
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[6,8]		4,499	3,642
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[6,8]		2,018	1,828
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[6,8]		1,613	1,435
Stratus Static CLO, Ltd., Series 2022-3, Class A, (3-month USD CME Term SOFR + 2.15%) 7.198% 10/20/2031[6,8,9]		7,088	7,098
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[6,8]		2,889	2,632
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[6,8]		1,695	1,487
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[6,8]		751	660
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[6,8]		881	744
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[6,8]		2,538	2,180
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[6,8]		3,250	3,157
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/2033[6,8]		8,337	7,702
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[6,8,9]		7,257	6,486
Toyota Lease Owner Trust, Series 2023-A, Class A2, 5.30% 8/20/2025[6,8]		3,825	3,808
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[6,8]		9,801	8,413
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[6,8]		1,732	1,456
Verizon Master Trust, Series 2023-2, Class A, 4.89% 4/13/2028[8]		8,460	8,390
Verizon Master Trust, Series 2023-1, Class A, 4.49% 1/22/2029 (5.24% on 1/20/2026)[8,11]		7,481	7,356
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031[6,8]		8,981	8,910
Westlake Automobile Receivables Trust, Series 2022-3, Class A2, 5.24% 7/15/2025[6,8]		6,032	6,018
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[6,8]		1,922	1,915
Westlake Automobile Receivables Trust, Series 2023-2, Class A2A, 5.87% 7/15/2026[6,8]		4,807	4,795
Westlake Automobile Receivables Trust, Series 2023-2, Class A3, 5.80% 2/16/2027[6,8]		3,504	3,500
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[6,8]		794	786
World Financial Network Credit Card Master Trust, Series 2023-A, Class A, 5.02% 3/15/2030[8]		7,845	7,760
			518,680

138	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.17%
CPPIB Capital, Inc. 2.75% 11/2/2027[6]	USD	6,600	$6,146
European Investment Bank 0.75% 10/26/2026		6,194	5,486
OMERS Finance Trust 3.50% 4/19/2032[6]		4,315	3,959
OMERS Finance Trust 4.00% 4/19/2052[6]		4,315	3,601
Panama (Republic of) 3.298% 1/19/2033		4,365	3,659
Panama (Republic of) 4.50% 1/19/2063		1,035	760
Peru (Republic of) 1.862% 12/1/2032		2,525	1,950
Peru (Republic of) 2.78% 12/1/2060		3,775	2,318
Qatar (State of) 3.375% 3/14/2024[6]		2,315	2,282
Qatar (State of) 4.00% 3/14/2029[6]		745	730
Qatar (State of) 4.817% 3/14/2049[6]		750	722
Swedish Export Credit Corp. 3.625% 9/3/2024		5,089	4,976
United Mexican States 2.659% 5/24/2031		2,703	2,254
United Mexican States 4.875% 5/19/2033		1,790	1,711
United Mexican States 3.771% 5/24/2061		1,528	1,043
			41,597

Municipals 0.14%
California 0.02%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 6/1/2026		1,200	1,092
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 6/1/2027		1,660	1,481
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		495	404
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 6/1/2042		1,170	882
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 6/1/2046		2,205	2,032
			5,891

Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 11/15/2044		5	5

Florida 0.04%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027		5,335	4,726
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030		5,365	4,478
			9,204

Guam 0.00%
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 10/1/2036		240	192
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 10/1/2043		315	240
			432

Illinois 0.01%
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 6/1/2033		4,125	4,039

Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 9/1/2040		5	5

American Funds Insurance Series	139

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued) Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 7/1/2038	USD	20	$20

New York 0.03%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 3/15/2026 (escrowed to maturity)		2,865	2,589
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 3/15/2028		4,745	4,132
			6,721

Ohio 0.02%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		5,080	4,357

South Carolina 0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 7/1/2041		5	5

Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 7/1/2043		5	5

Wisconsin 0.02%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		5,845	5,485
Total municipals			36,169

Total bonds, notes & other debt instruments (cost: $5,793,406,000)			5,416,087

Short-term securities 9.70%		Shares
Money market investments 9.64%
Capital Group Central Cash Fund 5.15%[7,17]		24,370,984	2,437,342

Money market investments purchased with collateral from securities on loan 0.06%
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.01%[17,18]		8,631,344	8,631
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.05%[17,18]		4,782,204	4,782
Capital Group Central Cash Fund 5.15%[7,17,18]		21,214	2,122
			15,535

Total short-term securities (cost: $2,452,333,000)			2,452,877

Total investment securities 104.10% (cost: $20,923,200,000)			26,326,548
Other assets less liabilities (4.10)%			(1,036,246)

Net assets 100.00%			$25,290,302

140	American Funds Insurance Series

Asset Allocation Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 6/30/2023 (000)
2 Year U.S. Treasury Note Futures	Long	8,978	September 2023	USD 1,825,620	$(24,888)
5 Year U.S. Treasury Note Futures	Long	9,589	September 2023	1,026,922	(17,429)
10 Year U.S. Treasury Note Futures	Long	199	September 2023	22,341	(241)
10 Year Ultra U.S. Treasury Note Futures	Short	3,884	September 2023	(460,011)	5,273
20 Year U.S. Treasury Bond Futures	Long	167	September 2023	21,193	45
30 Year Ultra U.S. Treasury Bond Futures	Long	113	September 2023	15,393	(129)
					$(37,369)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		6/30/2023 (000)	paid (000)	at 6/30/2023 (000)
4.1645%	Annual	SOFR	Annual	1/24/2025	USD	3,491	$(48)	$—	$(48)
4.16253%	Annual	SOFR	Annual	1/24/2025		215,868	(2,973)	—	(2,973)
3.7025%	Annual	SOFR	Annual	3/28/2025		17,082	(358)	—	(358)
3.7515%	Annual	SOFR	Annual	3/28/2025		177,000	(3,568)	—	(3,568)
SOFR	Annual	3.2015%	Annual	1/19/2033		37,178	1,121	—	1,121
SOFR	Annual	3.1205%	Annual	1/20/2033		46,560	1,705	—	1,705
SOFR	Annual	3.16653%	Annual	1/24/2033		48,133	1,586	—	1,586
SOFR	Annual	3.18606%	Annual	1/24/2033		44,502	1,397	—	1,397
							$(1,138)	$—	$(1,138)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[19]	Value at 6/30/2023 (000)	[20]	Upfront premium paid (000)	Unrealized appreciation at 6/30/2023 (000)
1.00%	Quarterly	CDX.NA.IG.40	6/20/2028	USD 45,000		$ 672		$578	$94

Investments in affiliates7

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)
Investment funds 4.06%
Capital Group Central Corporate Bond Fund	$1,367,122	$22,963	$385,740	$(79,020)	$101,600	$1,026,925	$22,962
Short-term securities 9.65%
Money market investments 9.64%
Capital Group Central Cash Fund 5.15%[17]	1,639,716	2,739,466	1,942,243	61	342	2,437,342	47,383

American Funds Insurance Series	141

Asset Allocation Fund (continued)

Investments in affiliates7 (continued)

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized (loss) gain (000)	Net unrealized appreciation (000)		Value of affiliates at 6/30/2023 (000)	Dividend income (000)
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.19%[17,18]	$12,622	$	$10,500	[21]	$	$		$2,122	$—	[22]
Total short-term securities								2,439,464
Total 13.71%					$(78,959)		$101,942	$3,466,389	$70,345

Restricted securities3

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Carbon Health Technologies, Inc., Series D-2, 8.00% noncumulative convertible preferred shares[2]	7/9/2021	$50,000	$50,695	.20%
Rotech Healthcare, Inc.[1,2]	8/22/2014	6,949	19,334	.08
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[2,11]	6/23/2023	965	965	.00 [23]
Total		$57,914	$70,994	.28%

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $70,994,000, which represented .28% of the net assets of the fund.
[4]	All or a portion of this security was on loan. The total value of all such securities was $16,802,000, which represented .07% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Amount less than one thousand.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,183,530,000, which represented 4.68% of the net assets of the fund.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Purchased on a TBA basis.
[11]	Step bond; coupon rate may change at a later date.
[12]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $29,734,000, which represented .12% of the net assets of the fund.
[13]	Scheduled interest and/or principal payment was not received.
[14]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[15]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $27,347,000, which represented .11% of the net assets of the fund.
[16]	Index-linked bond whose principal amount moves with a government price index.
[17]	Rate represents the seven-day yield at 6/30/2023.
[18]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[19]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[20]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[21]	Represents net activity. Refer to Note 5 for more information on securities lending.
[22]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[23]	Amount less than .01%.

Key to abbreviations

ADR = American Depositary Receipts

Agcy. = Agency

AMT = Alternative Minimum Tax

Assn. = Association

Auth. = Authority

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CME = CME Group

142	American Funds Insurance Series

Asset Allocation Fund (continued)

CMO = Collateralized Mortgage Obligations

DAC = Designated Activity Company

Dept. = Department

Dev. = Development

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	143

American Funds Global Balanced Fund
Investment portfolio June 30, 2023	unaudited

Common stocks 61.58%	Shares	Value (000)
Health care 9.93%
Abbott Laboratories	54,400	$5,931
Sanofi	48,931	5,245
Siemens Healthineers AG	49,030	2,775
AstraZeneca PLC	16,439	2,355
GE HealthCare Technologies, Inc.	27,640	2,245
Takeda Pharmaceutical Company, Ltd.	65,700	2,065
UnitedHealth Group, Inc.	4,294	2,064
Gilead Sciences, Inc.	20,691	1,595
Medtronic PLC	17,319	1,526
Merck KGaA	7,787	1,287
Novo Nordisk AS, Class B	7,676	1,240
Eurofins Scientific SE, non-registered shares	18,613	1,182
Stryker Corp.	3,820	1,165
Novartis AG	8,847	893
AbbVie, Inc.	6,161	830
Amgen, Inc.	3,155	700
Bayer AG	10,940	605
Molina Healthcare, Inc.[1]	2,000	602
Danaher Corp.	2,436	585
BioMarin Pharmaceutical, Inc.[1]	6,363	551
Thermo Fisher Scientific, Inc.	1,031	538
Eli Lilly and Company	1,133	531
Humana, Inc.	1,120	501
Vertex Pharmaceuticals, Inc.[1]	800	281
CVS Health Corp.	3,857	267
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	5,200	215
Revvity, Inc.	1,556	185
		37,959

Information technology 9.75%
Broadcom, Inc.	14,837	12,870
Microsoft Corp.	30,861	10,509
SK hynix, Inc.	21,732	1,916
Taiwan Semiconductor Manufacturing Company, Ltd.	93,000	1,733
GlobalWafers Co., Ltd.	105,000	1,685
ServiceNow, Inc.[1]	2,848	1,600
Marvell Technology, Inc.	26,177	1,565
Texas Instruments, Inc.	7,589	1,366
Cognizant Technology Solutions Corp., Class A	19,270	1,258
Accenture PLC, Class A	3,725	1,149
Intel Corp.	28,608	957
Arista Networks, Inc.[1]	2,207	358
Infineon Technologies AG	7,580	313
		37,279

Financials 8.69%
B3 SA - Brasil, Bolsa, Balcao	1,552,555	4,737
HDFC Bank, Ltd. (ADR)	29,869	2,082
HDFC Bank, Ltd.	79,598	1,654
ING Groep NV	234,995	3,173
Zurich Insurance Group AG	5,919	2,812
AIA Group, Ltd.	272,800	2,783
DBS Group Holdings, Ltd.	73,900	1,728
Kotak Mahindra Bank, Ltd.	74,045	1,667
BlackRock, Inc.	2,234	1,544
Citigroup, Inc.	29,096	1,340
National Bank of Canada	11,357	846
United Overseas Bank, Ltd.	38,800	804
BNP Paribas SA	12,164	768
JPMorgan Chase & Co.	5,190	755
KBC Groep NV	10,792	755
DNB Bank ASA	39,441	737

144	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Münchener Rückversicherungs-Gesellschaft AG	1,797	$674
Bank Central Asia Tbk PT	1,068,300	659
CME Group, Inc., Class A	3,446	639
Banco Santander, SA	163,476	607
Aegon NV	117,255	594
Great-West Lifeco, Inc.	19,414	564
Ping An Insurance (Group) Company of China, Ltd., Class H	63,000	404
Ping An Insurance (Group) Company of China, Ltd., Class A	11,400	73
FinecoBank SpA	30,555	412
Fairfax Financial Holdings, Ltd., subordinate voting shares	506	379
Lufax Holding, Ltd. (ADR)	15,700	22
		33,212

Industrials 8.43%
Raytheon Technologies Corp.	69,235	6,782
General Electric Co.	36,174	3,974
Thales SA	20,924	3,132
BAE Systems PLC	248,800	2,936
Carrier Global Corp.	53,245	2,647
Siemens AG	12,631	2,102
General Dynamics Corp.	8,045	1,731
L3Harris Technologies, Inc.	8,583	1,680
Honeywell International, Inc.	6,162	1,279
CSX Corp.	36,109	1,231
DHL Group	16,578	809
Melrose Industries PLC	118,016	760
Safran SA	4,570	718
LIXIL Corp.	51,200	650
Astra International Tbk PT	1,380,000	629
Singapore Technologies Engineering, Ltd.	132,600	362
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	14,580	262
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	100	18
Airbus SE, non-registered shares	1,805	261
Trelleborg AB, Class B	10,352	251
		32,214

Consumer staples 5.49%
ITC, Ltd.	738,576	4,070
Philip Morris International, Inc.	40,211	3,925
Seven & i Holdings Co., Ltd.	63,200	2,733
Nestlé SA	19,187	2,309
Imperial Brands PLC	103,716	2,294
British American Tobacco PLC	63,277	2,099
Pernod Ricard SA	5,362	1,185
Heineken NV	7,022	723
Altria Group, Inc.	13,780	624
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	99,800	390
Essity Aktiebolag, Class B	8,371	223
Kweichow Moutai Co., Ltd., Class A	921	215
Treasury Wine Estates, Ltd.	27,708	208
		20,998

Materials 4.76%
Freeport-McMoRan, Inc.	86,968	3,479
Linde PLC	7,997	3,047
Shin-Etsu Chemical Co., Ltd.	69,600	2,313
Evonik Industries AG	106,024	2,015
Fortescue Metals Group, Ltd.	119,786	1,784
BHP Group, Ltd. (CDI)	59,147	1,757
Rio Tinto PLC	15,450	982
Vale SA (ADR), ordinary nominative shares	60,901	817
Air Products and Chemicals, Inc.	2,229	668

American Funds Insurance Series	145

American Funds Global Balanced Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
UPM-Kymmene OYJ	14,405	$429
Air Liquide SA, non-registered shares	2,376	426
Celanese Corp.	2,621	304
International Flavors & Fragrances, Inc.	2,492	198
		18,219

Energy 3.95%
Canadian Natural Resources, Ltd. (CAD denominated)	122,544	6,890
Neste OYJ	47,925	1,847
Shell PLC (GBP denominated)	51,179	1,524
Woodside Energy Group, Ltd.	47,068	1,090
Woodside Energy Group, Ltd. (CDI)	10,942	253
Chevron Corp.	7,748	1,219
BP PLC	177,059	1,037
Baker Hughes Co., Class A	16,864	533
TC Energy Corp. (CAD denominated)	11,486	464
Adaro Energy Indonesia Tbk PT	1,534,800	229
		15,086

Utilities 3.53%
DTE Energy Company	26,908	2,960
Power Grid Corporation of India, Ltd.	672,082	2,091
E.ON SE	149,488	1,905
Duke Energy Corp.	15,732	1,412
SembCorp Industries, Ltd.	283,400	1,206
Constellation Energy Corp.	12,743	1,167
National Grid PLC	61,691	815
ENN Energy Holdings, Ltd.	60,400	755
Dominion Energy, Inc.	13,376	693
NextEra Energy, Inc.	3,685	274
Public Service Enterprise Group, Inc.	3,392	212
		13,490

Communication services 3.11%
Netflix, Inc.[1]	7,610	3,352
Alphabet, Inc., Class A1	18,144	2,172
Alphabet, Inc., Class C1	7,735	936
Singapore Telecommunications, Ltd.	744,000	1,378
Meta Platforms, Inc., Class A1	4,605	1,322
BCE, Inc.	21,072	961
Omnicom Group, Inc.	10,103	961
Comcast Corp., Class A	19,737	820
		11,902

Consumer discretionary 2.67%
LVMH Moët Hennessy-Louis Vuitton SE	2,473	2,334
Ferrari NV	3,735	1,215
Ferrari NV (EUR denominated)	1,247	408
Cie. Financière Richemont SA, Class A	8,087	1,372
Royal Caribbean Cruises, Ltd.[1]	7,737	803
InterContinental Hotels Group PLC	11,581	800
Amazon.com, Inc.[1]	4,577	597
Starbucks Corp.	5,767	571
Restaurant Brands International, Inc.	6,596	511
General Motors Company	10,806	417
adidas AG	1,770	343
Zhongsheng Group Holdings, Ltd.	85,000	326
Airbnb, Inc., Class A1	2,525	323
Dowlais Group PLC[1]	122,051	197
		10,217

146	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Common stocks (continued)	Shares		Value (000)
Real estate 1.27%
Equinix, Inc. REIT		1,925	$1,509
CTP NV		98,971	1,285
Embassy Office Parks REIT		329,879	1,170
Sun Hung Kai Properties, Ltd.		45,000	568
Crown Castle, Inc. REIT		2,866	327
			4,859

Total common stocks (cost: $192,266,000)			235,435

Preferred securities 0.41%
Financials 0.24%
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]		212,295	499
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]		180,862	416
			915

Consumer discretionary 0.17%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares		5,305	658

Total preferred securities (cost: $1,889,000)			1,573

Convertible stocks 0.32%
Utilities 0.32%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025[2]		27,300	1,237

Total convertible stocks (cost: $1,321,000)			1,237

Investment funds 1.39%
Capital Group Central Corporate Bond Fund[3]		641,083	5,308

Total investment funds (cost: $5,151,000)			5,308

Bonds, notes & other debt instruments 30.45%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 15.25%
Abu Dhabi (Emirate of) 0.75% 9/2/2023[4]	USD	275	273
Agricultural Development Bank of China 3.75% 1/25/2029	CNY	550	80
Asian Development Bank 1.125% 6/10/2025	GBP	100	116
Australia (Commonwealth of), Series 152, 2.75% 11/21/2028	AUD	310	195
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031		1,055	584
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031		150	79
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		2,020	1,229
Austria (Republic of) 0% 2/20/2031	EUR	660	575
Belgium (Kingdom of), Series 97, 3.00% 6/22/2033		270	293
Brazil (Federative Republic of) 0% 10/1/2023	BRL	5,925	1,198
Brazil (Federative Republic of) 0% 1/1/2024		9,254	1,820
Brazil (Federative Republic of) 10.00% 1/1/2025		900	186
Brazil (Federative Republic of) 10.00% 1/1/2033		280	56
Brazil (Federative Republic of) 6.00% 8/15/2040[5]		206	46
Brazil (Federative Republic of) 6.00% 8/15/2050[5]		2,142	480
Brazilian Government International Bond 6.00% 8/15/2060[5]		206	47
Bulgaria (Republic of) 4.50% 1/27/2033	EUR	120	130
Canada 0.75% 10/1/2024	CAD	1,125	808
Canada 2.25% 6/1/2025		1,400	1,014
Canada 0.25% 3/1/2026		246	167
Canada 3.50% 3/1/2028		1,009	756
Chile (Republic of) 5.80% 6/1/2024	CLP	190,000	234

American Funds Insurance Series	147

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Chile (Republic of) 4.70% 9/1/2030	CLP	150,000	$181
China (People’s Republic of), Series INBK, 2.64% 1/15/2028	CNY	9,650	1,341
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		12,290	1,721
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		5,890	917
China (People’s Republic of), Series INBK, 3.12% 10/25/2052		3,960	553
China Development Bank Corp., Series 2008, 2.89% 6/22/2025		3,240	451
China Development Bank Corp., Series 2004, 3.43% 1/14/2027		1,060	150
China Development Bank Corp., Series 2009, 3.39% 7/10/2027		8,580	1,215
China Development Bank Corp., Series 1805, 4.88% 2/9/2028		2,040	308
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	2,331,300	481
Colombia (Republic of), Series B, 7.00% 3/26/2031		4,543,300	919
Colombia (Republic of), Series B, 13.25% 2/9/2033		1,202,000	338
European Investment Bank 0.375% 9/15/2027	EUR	110	107
European Investment Bank 0.25% 1/20/2032		860	744
European Union 0% 7/6/2026		100	99
European Union 0.25% 10/22/2026		50	50
French Republic O.A.T. 0.75% 2/25/2028		640	633
French Republic O.A.T. 0% 11/25/2030		1,320	1,171
French Republic O.A.T. 0% 5/25/2032		650	551
French Republic O.A.T. 2.00% 11/25/2032		610	617
French Republic O.A.T. 3.25% 5/25/2045		160	175
Germany (Federal Republic of) 2.50% 3/13/2025		845	911
Germany (Federal Republic of) 0% 4/16/2027		950	937
Germany (Federal Republic of) 0% 8/15/2031		1,110	1,002
Germany (Federal Republic of) 0% 2/15/2032		540	482
Germany (Federal Republic of) 1.70% 8/15/2032		674	696
Germany (Federal Republic of) 1.00% 5/15/2038		280	249
Germany (Federal Republic of) 0% 8/15/2050		130	76
Germany (Federal Republic of) 0% 8/15/2052		20	11
Greece (Hellenic Republic of) 3.45% 4/2/2024		110	120
Greece (Hellenic Republic of) 3.375% 2/15/2025		50	55
Greece (Hellenic Republic of) 3.875% 6/15/2028		640	711
Greece (Hellenic Republic of) 1.50% 6/18/2030		190	180
Greece (Hellenic Republic of) 1.75% 6/18/2032		790	740
Greece (Hellenic Republic of) 4.25% 6/15/2033		535	612
Greece (Hellenic Republic of) 1.875% 1/24/2052		636	442
India (Republic of) 5.22% 6/15/2025	INR	12,720	150
India (Republic of) 5.15% 11/9/2025		8,000	94
Indonesia (Republic of), Series 64, 6.125% 5/15/2028	IDR	1,165,000	78
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		1,767,000	120
Indonesia (Republic of), Series 71, 9.00% 3/15/2029		1,201,000	92
Indonesia (Republic of), Series 78, 8.25% 5/15/2029		3,301,000	243
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		1,201,000	83
Indonesia (Republic of), Series 87, 6.50% 2/15/2031		1,253,000	84
Ireland (Republic of) 3.00% 10/18/2043	EUR	150	161
Israel (State of) 2.875% 1/29/2024		200	217
Israel (State of) 1.50% 1/18/2027		100	101
Israel (State of) 4.50% 1/17/2033	USD	200	197
Italy (Republic of) 1.35% 4/1/2030	EUR	550	514
Italy (Republic of) 4.40% 5/1/2033		1,030	1,163
Japan, Series 17, 0.10% 9/10/2023[5]	JPY	11,040	77
Japan, Series 18, 0.10% 3/10/2024[5]		21,940	155
Japan, Series 19, 0.10% 9/10/2024[5]		32,040	228
Japan, Series 150, 0.005% 12/20/2026		84,950	590
Japan, Series 22, 0.10% 3/10/2027[5]		26,797	197
Japan, Series 346, 0.10% 3/20/2027		134,150	935
Japan, Series 363, 0.10% 6/20/2031		56,000	383
Japan, Series 365, 0.10% 12/20/2031		317,600	2,164
Japan, Series 145, 1.70% 6/20/2033		59,800	466
Japan, Series 152, 1.20% 3/20/2035		264,400	1,967
Japan, Series 179, 0.50% 12/20/2041		71,600	459

148	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Japan, Series 42, 1.70% 3/20/2044	JPY	50,150	$391
Japan, Series 37, 0.60% 6/20/2050		26,950	160
Japan, Series 74, 1.00% 3/20/2052		178,400	1,163
Japan, Series 76, 1.40% 9/20/2052		80,350	578
KfW 1.125% 7/4/2025	GBP	95	110
Malaysia (Federation of), Series 0119, 3.906% 7/15/2026	MYR	1,380	299
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029		620	134
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040		270	55
Morocco (Kingdom of) 3.50% 6/19/2024	EUR	100	108
Morocco (Kingdom of) 1.50% 11/27/2031		100	81
Netherlands (Kingdom of the) 5.50% 1/15/2028		100	121
Nova Scotia (Province of) 3.15% 12/1/2051	CAD	170	108
Peru (Republic of) 2.392% 1/23/2026	USD	90	84
Peru (Republic of) 6.15% 8/12/2032	PEN	925	244
Philippines (Republic of) 0.001% 4/12/2024	JPY	100,000	690
Philippines (Republic of) 0.25% 4/28/2025	EUR	100	102
Philippines (Republic of) 1.648% 6/10/2031	USD	200	158
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	410	86
Portuguese Republic 0.475% 10/18/2030	EUR	230	210
Portuguese Republic 3.50% 6/18/2038		230	251
Romania 2.125% 3/7/2028		130	124
Romania 2.00% 4/14/2033		200	155
Romania 3.375% 2/8/2038		80	63
Romania 4.625% 4/3/2049		39	33
Romania 3.375% 1/28/2050		73	50
Russian Federation 4.25% 6/23/2027[6]	USD	200	82
Russian Federation 4.375% 3/21/2029[6]		200	84
Russian Federation 6.90% 5/23/2029[6,7]	RUB	28,250	19
Russian Federation 5.90% 3/12/2031[6]		5,620	21
Russian Federation 7.70% 3/23/2033[6]		23,030	86
Russian Federation 7.25% 5/10/2034[6]		8,140	31
Serbia (Republic of) 3.125% 5/15/2027	EUR	385	378
Serbia (Republic of) 2.05% 9/23/2036		185	124
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	3,000	141
South Africa (Republic of), Series R-2035, 8.875% 2/28/2035		4,234	184
South Korea (Republic of), Series 2712, 2.375% 12/10/2027	KRW	348,590	251
South Korea (Republic of), Series 3212, 4.25% 12/10/2032		1,459,910	1,156
Spain (Kingdom of) 0% 1/31/2027	EUR	335	325
Spain (Kingdom of) 0.80% 7/30/2027		490	485
Spain (Kingdom of) 0.50% 10/31/2031		165	144
Spain (Kingdom of) 3.15% 4/30/2033		317	339
Spain (Kingdom of) 3.55% 10/31/2033		70	77
Tunisia (Republic of) 6.75% 10/31/2023		260	264
Ukraine 6.876% 5/21/2031[4,6]	USD	250	58
Ukraine 6.876% 5/21/2031[6]		200	46
United Kingdom 2.75% 9/7/2024	GBP	50	62
United Kingdom 1.25% 7/22/2027		410	452
United Kingdom 0.375% 10/22/2030		490	467
United Kingdom 0.25% 7/31/2031		160	147
United Kingdom 1.00% 1/31/2032		920	889
United Kingdom 4.25% 6/7/2032		1,165	1,472
United Kingdom 3.25% 1/22/2044		174	184
United Kingdom 1.25% 7/31/2051		413	260
United Mexican States, Series M, 5.75% 3/5/2026	MXN	12,150	650
United Mexican States, Series M, 7.50% 6/3/2027		7,285	405
United Mexican States, Series M, 7.75% 5/29/2031		5,000	276
United Mexican States, Series M, 7.50% 5/26/2033		3,500	188

American Funds Insurance Series	149

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
United Mexican States, Series M, 7.75% 11/23/2034	MXN	6,500	$355
United Mexican States, Series M, 8.00% 11/7/2047		5,120	274
United Mexican States, Series M, 8.00% 7/31/2053		21,380	1,134
			58,298

Corporate bonds, notes & loans 5.56%
Financials 1.92%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[8]	EUR	200	173
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[4,8]	USD	200	203
Banco de Sabadell, SA 2.625% 3/24/2026 (5-year EUR Mid-Swap + 2.20% on 3/24/2025)[8]	EUR	100	104
Banco de Sabadell, SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028)[8]		200	214
Bank of America Corp. 0.976% 4/22/2025 (USD-SOFR + 0.69% on 4/22/2024)[8]	USD	200	192
Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[8]		500	458
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[8]		160	143
Bank of America Corp. 3.419% 12/20/2028 (3-month USD CME Term SOFR + 1.302% on 12/20/2027)[8]		236	217
Bank of America Corp. 2.496% 2/13/2031 (3-month USD CME Term SOFR + 1.252% on 2/13/2030)[8]		20	17
Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[8]		475	463
BPCE 5.70% 10/22/2023[4]		200	199
BPCE 4.50% 1/13/2033	EUR	100	110
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[4,8]	USD	200	200
Chubb INA Holdings, Inc. 3.35% 5/3/2026		10	10
Chubb INA Holdings, Inc. 4.35% 11/3/2045		20	18
Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[8]		103	99
Citigroup, Inc. 3.106% 4/8/2026 (USD-SOFR + 2.842% on 3/8/2026)[8]		175	167
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[8]		110	101
Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[8]		29	28
Commonwealth Bank of Australia 2.688% 3/11/2031[4]		225	177
Corebridge Financial, Inc. 3.90% 4/5/2032		59	51
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[8]		160	138
Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029)[8]	EUR	200	173
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[8]		100	96
Goldman Sachs Group, Inc. 1.00% 3/18/2033[9]		210	171
Goldman Sachs Group, Inc. 4.017% 10/31/2038 (3-month USD CME Term SOFR + 1.635% on 10/31/2037)[8]	USD	78	66
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD CME Term SOFR + 1.609% on 9/12/2025)[8]		200	192
ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032)[8]	EUR	100	115
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[8]	USD	186	167
JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[8]		160	154
JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[8]		425	429
Mastercard, Inc. 2.00% 11/18/2031		102	84
Morgan Stanley 0.985% 12/10/2026 (USD-SOFR + 0.72% on 12/10/2025)[8]		200	178
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[8]		126	113
Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030)[8]		72	61
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[8]	EUR	280	276
NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029)[8]		175	152
New York Life Insurance Company 3.75% 5/15/2050[4]	USD	23	18
Nordea Bank ABP 3.60% 6/6/2025[4]		200	192
Royal Bank of Canada 1.20% 4/27/2026		175	156
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[4,8]		450	440

150	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[8]	USD	210	$196
Wells Fargo & Company 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[8]		400	357
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[8]		100	88
			7,356
Utilities 0.81%
Alabama Power Co. 3.00% 3/15/2052		250	169
CMS Energy Corp. 3.00% 5/15/2026		80	75
Consumers Energy Co. 3.60% 8/15/2032		250	226
Duke Energy Progress, LLC 3.70% 9/1/2028		75	71
E.ON SE 1.625% 3/29/2031	EUR	240	227
Edison International 4.125% 3/15/2028	USD	160	149
Electricité de France SA 6.25% 5/23/2033[4]		200	203
Enel Américas SA 4.00% 10/25/2026		35	34
Enel Finance International NV 1.875% 7/12/2028[4]		200	168
Entergy Louisiana, LLC 4.75% 9/15/2052		100	92
Exelon Corp. 3.40% 4/15/2026		150	143
Interstate Power and Light Co. 2.30% 6/1/2030		50	42
NextEra Energy Capital Holdings, Inc. 2.75% 11/1/2029		232	201
Niagara Mohawk Power Corp. 3.508% 10/1/2024[4]		85	82
Pacific Gas and Electric Co. 2.95% 3/1/2026		25	23
Pacific Gas and Electric Co. 2.10% 8/1/2027		100	85
Pacific Gas and Electric Co. 3.00% 6/15/2028		140	121
Pacific Gas and Electric Co. 4.65% 8/1/2028		114	106
Pacific Gas and Electric Co. 4.55% 7/1/2030		31	28
Pacific Gas and Electric Co. 2.50% 2/1/2031		600	470
Pacific Gas and Electric Co. 3.25% 6/1/2031		50	41
Pacific Gas and Electric Co. 3.50% 8/1/2050		137	87
The Cleveland Electric Illuminating Co. 3.50% 4/1/2028[4]		35	32
Xcel Energy, Inc. 3.35% 12/1/2026		216	203
			3,078

Health care 0.58%
Amgen, Inc. 1.90% 2/21/2025		40	38
Amgen, Inc. 2.20% 2/21/2027		30	27
Amgen, Inc. 4.20% 3/1/2033		280	262
Amgen, Inc. 5.25% 3/2/2033		183	183
Amgen, Inc. 5.65% 3/2/2053		171	173
AstraZeneca Finance, LLC 2.25% 5/28/2031		69	58
AstraZeneca PLC 3.50% 8/17/2023		150	150
Becton, Dickinson and Company 3.734% 12/15/2024		10	10
Becton, Dickinson and Company 3.70% 6/6/2027		43	41
Becton, Dickinson and Company 4.298% 8/22/2032		320	304
EMD Finance, LLC 3.25% 3/19/2025[4]		250	240
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		197	196
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		21	22
Stryker Corp. 0.75% 3/1/2029	EUR	210	194
Takeda Pharmaceutical Co., Ltd. 2.25% 11/21/2026		100	103
The Cigna Group 4.125% 11/15/2025	USD	80	78
UnitedHealth Group, Inc. 4.00% 5/15/2029		135	129
			2,208

Communication services 0.55%
América Móvil, SAB de CV 9.50% 1/27/2031	MXN	6,640	384
AT&T, Inc. 2.75% 6/1/2031	USD	375	317
AT&T, Inc. 2.55% 12/1/2033		64	50
AT&T, Inc. 4.30% 11/18/2034	EUR	100	109
Comcast Corp. 0% 9/14/2026		100	96
Deutsche Telekom International Finance BV 9.25% 6/1/2032	USD	45	57
Netflix, Inc. 3.875% 11/15/2029[9]	EUR	200	213

American Funds Insurance Series	151

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Orange 9.00% 3/1/2031[8]	USD	65	$80
T-Mobile USA, Inc. 2.05% 2/15/2028		200	174
Verizon Communications, Inc. 0.375% 3/22/2029	EUR	140	126
Verizon Communications, Inc. 2.55% 3/21/2031	USD	325	271
Verizon Communications, Inc. 0.75% 3/22/2032	EUR	100	84
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	USD	168	142
			2,103

Consumer discretionary 0.45%
Amazon.com, Inc. 2.80% 8/22/2024		45	44
BMW US Capital, LLC 3.90% 4/9/2025[4]		70	68
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[4]		150	142
General Motors Financial Co., Inc. 2.40% 4/10/2028		150	129
Hyundai Capital America 1.50% 6/15/2026[4]		250	222
Hyundai Capital America 2.375% 10/15/2027[4]		109	95
Hyundai Capital America 5.60% 3/30/2028[4]		150	149
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[4]		159	169
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[4]		185	173
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[4]		70	74
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[4]		59	63
Stellantis Finance US, Inc. 5.625% 1/12/2028[4]		200	202
Stellantis Finance US, Inc. 2.691% 9/15/2031[4]		200	160
Toyota Motor Credit Corp. 3.375% 4/1/2030		33	30
			1,720

Energy 0.40%
Canadian Natural Resources, Ltd. 2.95% 7/15/2030		161	138
Ecopetrol SA 6.875% 4/29/2030		160	146
Equinor ASA 3.70% 3/1/2024		50	49
Halliburton Co. 3.80% 11/15/2025		2	2
Kinder Morgan, Inc. 4.30% 6/1/2025		165	161
Petroleos Mexicanos 7.19% 9/12/2024	MXN	5,236	284
Petroleos Mexicanos 6.875% 8/4/2026	USD	465	435
Qatar Energy 3.125% 7/12/2041[4]		270	207
TransCanada Trust 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[8]		110	104
			1,526

Information technology 0.35%
Apple, Inc. 3.35% 8/8/2032		580	541
Broadcom, Inc. 4.00% 4/15/2029[4]		21	19
Broadcom, Inc. 4.15% 11/15/2030		70	64
Broadcom, Inc. 3.419% 4/15/2033[4]		53	44
Broadcom, Inc. 3.137% 11/15/2035[4]		15	12
Lenovo Group, Ltd. 5.875% 4/24/2025		269	268
Microsoft Corp. 2.40% 8/8/2026		187	176
Oracle Corp. 2.65% 7/15/2026		216	200
			1,324

Consumer staples 0.20%
Altria Group, Inc. 2.20% 6/15/2027	EUR	270	274
Anheuser-Busch InBev Worldwide, Inc. 4.00% 4/13/2028	USD	100	97
BAT Capital Corp. 3.215% 9/6/2026		62	57
BAT Capital Corp. 4.70% 4/2/2027		67	65
BAT Capital Corp. 3.557% 8/15/2027		105	96
BAT Capital Corp. 3.462% 9/6/2029		75	65
Philip Morris International, Inc. 5.75% 11/17/2032		110	113
			767

152	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials 0.16%
Canadian Pacific Railway Co. 3.10% 12/2/2051	USD	164	$117
Carrier Global Corp. 2.242% 2/15/2025		6	6
Carrier Global Corp. 2.493% 2/15/2027		7	6
CSX Corp. 3.80% 4/15/2050		6	5
CSX Corp. 2.50% 5/15/2051		75	48
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[4]		92	89
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[4]		200	187
Raytheon Technologies Corp. 4.125% 11/16/2028		170	164
			622

Real estate 0.11%
American Tower Corp. 0.875% 5/21/2029	EUR	130	116
Equinix, Inc. 2.15% 7/15/2030	USD	176	142
Essex Portfolio, LP 3.50% 4/1/2025		120	115
Essex Portfolio, LP 3.375% 4/15/2026		40	38
			411

Materials 0.03%
Celanese US Holdings, LLC 6.379% 7/15/2032		50	50
Vale Overseas, Ltd. 3.75% 7/8/2030		94	83
			133

Total corporate bonds, notes & loans			21,248

U.S. Treasury bonds & notes 4.78%
U.S. Treasury 4.31%
U.S. Treasury 1.50% 2/29/2024		627	612
U.S. Treasury 2.50% 4/30/2024		890	869
U.S. Treasury 3.25% 8/31/2024		641	626
U.S. Treasury 4.25% 9/30/2024		1,196	1,180
U.S. Treasury 1.75% 3/15/2025		98	93
U.S. Treasury 3.00% 7/15/2025		966	931
U.S. Treasury 3.125% 8/15/2025		18	17
U.S. Treasury 4.50% 11/15/2025		178	177
U.S. Treasury 0.375% 11/30/2025		50	45
U.S. Treasury 3.75% 4/15/2026		76	74
U.S. Treasury 2.25% 2/15/2027		278	258
U.S. Treasury 1.875% 2/28/2027		4,896	4,488
U.S. Treasury 2.75% 4/30/2027		450	425
U.S. Treasury 2.75% 7/31/2027		46	43
U.S. Treasury 4.125% 9/30/2027		268	267
U.S. Treasury 4.125% 10/31/2027		357	355
U.S. Treasury 3.625% 5/31/2028		525	514
U.S. Treasury 0.625% 8/15/2030		130	104
U.S. Treasury 1.375% 11/15/2031		780	642
U.S. Treasury 1.875% 2/15/2032		343	294
U.S. Treasury 2.875% 5/15/2032		300	278
U.S. Treasury 2.75% 8/15/2032		203	186
U.S. Treasury 3.50% 2/15/2033		100	97
U.S. Treasury 3.375% 5/15/2033		215	208
U.S. Treasury 1.875% 2/15/2041[10]		920	668
U.S. Treasury 2.25% 5/15/2041		525	404
U.S. Treasury 4.00% 11/15/2042		305	303
U.S. Treasury 3.875% 5/15/2043		175	171
U.S. Treasury 2.875% 11/15/2046		400	330
U.S. Treasury 1.25% 5/15/2050		630	354
U.S. Treasury 2.375% 5/15/2051[10]		490	364
U.S. Treasury 2.00% 8/15/2051[10]		560	381

American Funds Insurance Series	153

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.875% 11/15/2051[10]	USD	686	$452
U.S. Treasury 2.25% 2/15/2052		180	130
U.S. Treasury 3.625% 2/15/2053		134	129
			16,469

U.S. Treasury inflation-protected securities 0.47%
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[5]		786	763
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[5]		527	508
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[5]		349	328
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[5]		253	218
			1,817

Total U.S. Treasury bonds & notes			18,286

Mortgage-backed obligations 4.30%
Federal agency mortgage-backed obligations 3.80%
Fannie Mae Pool #MA5071 5.00% 7/1/2053[11]		28	28
Freddie Mac Pool #RB5071 2.00% 9/1/2040[11]		778	667
Freddie Mac Pool #SD8276 5.00% 12/1/2052[11]		490	480
Freddie Mac Pool #SD8341 5.00% 7/1/2053[11]		17	17
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[11]		580	551
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[11]		314	268
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[11]		113	96
Uniform Mortgage-Backed Security 2.00% 7/1/2053[11,12]		800	653
Uniform Mortgage-Backed Security 2.50% 7/1/2053[11,12]		1,374	1,165
Uniform Mortgage-Backed Security 3.50% 7/1/2053[11,12]		2,210	2,014
Uniform Mortgage-Backed Security 4.00% 7/1/2053[11,12]		1,049	985
Uniform Mortgage-Backed Security 4.50% 7/1/2053[11,12]		2,525	2,428
Uniform Mortgage-Backed Security 5.00% 7/1/2053[11,12]		2,391	2,343
Uniform Mortgage-Backed Security 6.00% 7/1/2053[11,12]		1,700	1,715
Uniform Mortgage-Backed Security 2.50% 8/1/2053[11,12]		1,300	1,104
			14,514

Other mortgage-backed securities 0.25%
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2037[11]	DKK	485	62
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[11]		1,244	154
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[11]		5,700	630
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2050[11]		483	48
Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[11]		579	61
Realkredit Danmark AS 1.00% 10/1/2053[11]		191	20
			975

Commercial mortgage-backed securities 0.13%
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.893% 9/15/2036[4,11,13]	USD	150	145
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 6.092% 10/15/2036[4,11,13]		110	107
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 6/10/2028[4,11,13]		135	135
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028[4,11,13]		100	102
			489

154	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 0.12%
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.367% 5/25/2043[4,11,13]	USD	215	$216
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 6.967% 6/25/2043[4,11,13]		127	127
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[4,11]		108	106
			449

Total mortgage-backed obligations			16,427

Asset-backed obligations 0.46%
American Credit Acceptance Receivables Trust, Series 2022-3, Class C, 4.86% 10/13/2028[4,11]		26	25
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 6.216% 12/18/2025[11,13]		115	116
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[4,11]		125	122
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[4,11]		148	148
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 5.837% 9/15/2025[11,13]		78	78
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.667% 2/15/2025[11,13]		55	55
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 5.776% 10/21/2024[11,13]		63	63
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.667% 9/16/2025[11,13]		80	80
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 5.647% 5/15/2025[11,13]		79	79
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[11]		152	151
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.68%) 5.747% 8/15/2024[11,13]		145	145
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[4,11]		67	67
Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/2025[11]		39	39
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (30-day Average USD-SOFR + 0.57%) 5.637% 8/15/2025[11,13]		31	31
Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[8,11]		250	247
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[11]		92	91
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[4,11]		93	92
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[4,11]		113	113
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[4,11]		19	19
			1,761

Federal agency bonds & notes 0.07%
Korea Development Bank 4.375% 2/15/2033		270	263

Municipals 0.03%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		100	73

Texas 0.01%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		80	59

Total municipals			132

Total bonds, notes & other debt instruments (cost: $125,939,000)			116,415

American Funds Insurance Series	155

American Funds Global Balanced Fund (continued)

Short-term securities 8.80%		Shares		Value (000)
Money market investments 8.21%
Capital Group Central Cash Fund 5.15%[3,14]			314,104	$31,413

	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 0.42%
Japan Treasury 2/20/2024	(0.103)%	JPY	230,900	1,602

			Shares
Money market investments purchased with collateral from securities on loan 0.17%
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.01%[14,15]			320,400	321
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.05%[14,15]			320,399	320
				641

Total short-term securities (cost: $33,772,000)				33,656
Total investment securities 102.95% (cost: $360,338,000)				393,624
Other assets less liabilities (2.95)%				(11,270)

Net assets 100.00%				$382,354

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 6/30/2023 (000)
2 Year U.S. Treasury Note Futures	Long	38	September 2023	USD7,727	$(50)
5 Year Euro-Bobl Futures	Long	19	September 2023	2,399	(37)
5 Year U.S. Treasury Note Futures	Long	76	September 2023	8,139	(129)
10 Year Italy Government Bond Futures	Long	6	September 2023	760	(3)
10 Year Euro-Bund Futures	Short	7	September 2023	(1,022)	9
10 Year Japanese Government Bond Futures	Short	6	September 2023	(6,177)	(23)
10 Year Australian Treasury Bond Futures	Long	4	September 2023	310	(1)
10 Year U.S. Treasury Note Futures	Short	17	September 2023	(1,908)	28
10 Year Ultra U.S. Treasury Note Futures	Short	33	September 2023	(3,908)	37
10 Year UK Gilt Futures	Long	4	September 2023	484	(1)
20 Year U.S. Treasury Bond Futures	Long	23	September 2023	2,919	(3)
30 Year Euro-Buxl Futures	Long	1	September 2023	152	2
30 Year Ultra U.S. Treasury Bond Futures	Short	5	September 2023	(681)	— [16]
					$(171)

156	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 6/30/2023 (000)
GBP	140	USD	176	Bank of New York Mellon	7/3/2023	$1
ZAR	6,000	USD	318	UBS AG	7/3/2023	— [16]
USD	174	GBP	140	Goldman Sachs	7/3/2023	(3)
USD	308	ZAR	6,000	UBS AG	7/3/2023	(11)
USD	2,906	JPY	400,500	Standard Chartered Bank	7/7/2023	128
EUR	810	USD	872	Morgan Stanley	7/7/2023	12
EUR	1,000	USD	1,081	Standard Chartered Bank	7/7/2023	10
USD	240	EUR	220	Standard Chartered Bank	7/7/2023	(1)
AUD	750	USD	516	Standard Chartered Bank	7/7/2023	(16)
AUD	1,050	USD	723	Bank of America	7/7/2023	(23)
USD	1,174	AUD	1,800	HSBC Bank	7/7/2023	(25)
EUR	1,230	USD	1,323	Morgan Stanley	7/10/2023	19
MXN	14,500	USD	844	Bank of America	7/10/2023	2
EUR	100	USD	110	Bank of America	7/10/2023	— [16]
AUD	45	USD	31	Standard Chartered Bank	7/10/2023	(1)
USD	626	AUD	950	JPMorgan Chase	7/10/2023	(7)
JPY	57,410	USD	414	Morgan Stanley	7/10/2023	(16)
USD	824	MXN	14,500	Morgan Stanley	7/10/2023	(21)
GBP	180	USD	223	Morgan Stanley	7/11/2023	5
USD	239	CAD	320	Citibank	7/11/2023	(3)
CAD	1,270	USD	951	Bank of America	7/12/2023	8
USD	97	CAD	130	Morgan Stanley	7/12/2023	(1)
USD	505	MXN	8,853	Morgan Stanley	7/12/2023	(11)
THB	38,000	USD	1,099	Citibank	7/14/2023	(22)
PLN	3,110	USD	748	HSBC Bank	7/17/2023	17
USD	497	KRW	637,850	HSBC Bank	7/17/2023	12
EUR	600	USD	651	BNP Paribas	7/17/2023	4
BRL	700	USD	145	Goldman Sachs	7/17/2023	1
USD	15	CNH	110	Citibank	7/17/2023	— [16]
COP	922,000	USD	219	BNP Paribas	7/17/2023	— [16]
USD	167	COP	700,000	BNP Paribas	7/17/2023	— [16]
EUR	396	DKK	2,950	Bank of America	7/17/2023	— [16]
USD	197	NZD	320	Morgan Stanley	7/17/2023	— [16]
IDR	2,940,160	USD	197	JPMorgan Chase	7/17/2023	(1)
SEK	1,270	USD	118	BNP Paribas	7/17/2023	(1)
USD	548	COP	2,313,140	Morgan Stanley	7/17/2023	(3)
NZD	470	USD	293	JPMorgan Chase	7/17/2023	(4)
USD	487	BRL	2,395	Citibank	7/17/2023	(12)
CNH	12,060	USD	1,690	Citibank	7/17/2023	(29)
JPY	664,730	USD	4,788	Morgan Stanley	7/18/2023	(167)
EUR	170	USD	185	Standard Chartered Bank	7/20/2023	1
EUR	605	USD	666	Goldman Sachs	7/20/2023	(5)
THB	26,000	USD	740	Morgan Stanley	7/24/2023	(3)
EUR	1,895	USD	2,080	Morgan Stanley	7/24/2023	(9)
USD	578	CAD	760	Bank of America	7/25/2023	4
USD	187	MXN	3,200	Bank of America	7/25/2023	1
MXN	4,800	USD	280	HSBC Bank	7/25/2023	(1)
USD	748	MXN	12,910	Morgan Stanley	7/25/2023	(2)
JPY	139,869	USD	986	Bank of America	7/25/2023	(13)
CNH	9,100	USD	1,264	Barclays Bank PLC	7/27/2023	(10)
USD	318	ZAR	6,000	UBS AG	7/28/2023	— [16]
USD	176	GBP	140	Bank of New York Mellon	7/28/2023	(1)
USD	58	BRL	280	Citibank	8/4/2023	— [16]
USD	590	BRL	2,860	JPMorgan Chase	10/2/2023	3
USD	334	BRL	1,619	Citibank	10/2/2023	2
USD	436	BRL	2,280	Citibank	1/2/2024	(27)

American Funds Insurance Series	157

American Funds Global Balanced Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 6/30/2023 (000)
USD	953	BRL	5,254	Citibank	1/2/2024	$(114)
USD	1,823	JPY	230,900	HSBC Bank	2/16/2024	161
JPY	230,900	USD	1,808	HSBC Bank	2/16/2024	(145)
USD	1,809	JPY	230,900	HSBC Bank	2/20/2024	146
						$(171)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		6/30/2023 (000)	paid (000)	at 6/30/2023 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD	375	$ (1)	$—	$(1)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		3,197	(12)	—	(12)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		1,178	(5)	—	(5)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		2,945	(13)	—	(13)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		486	(2)	—	(2)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		486	(2)	—	(2)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		533	(3)	—	(3)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023		1,001	(6)	—	(6)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023		1,000	(6)	—	(6)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023		1,019	(6)	—	(6)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023		1,023	(7)	—	(7)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		904	(7)	—	(7)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		1,031	(8)	—	(8)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023		1,029	(8)	—	(8)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023		1,029	(8)	—	(8)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023		1,144	(9)	—	(9)
3.7697%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/6/2023		5,500	(23)	—	(23)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		1,463	(11)	—	(11)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		1,463	(11)	—	(11)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		123	(1)	—	(1)
3.79165%	Annual	SOFR	Annual	1/13/2026	USD	6,240	(114)	—	(114)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	2,000	(7)	—	(7)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026		2,600	(9)	—	(9)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		3,200	(11)	—	(11)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026		8,600	(31)	—	(31)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		8,900	(32)	—	(32)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026		11,300	(41)	—	(41)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026		2,500	(5)	—	(5)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		3,701	(7)	—	(7)
7.66%	28-day	28-day MXN-TIIE	28-day	10/29/2026		6,100	(12)	—	(12)
7.64%	28-day	28-day MXN-TIIE	28-day	10/29/2026		6,000	(12)	—	(12)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		7,639	(16)	—	(16)
9.07%	28-day	28-day MXN-TIIE	28-day	4/28/2027		20,400	18	—	18
4.96048%	Annual	SONIA	Annual	6/21/2028	GBP	850	(6)	—	(6)
4.98038%	Annual	SONIA	Annual	6/21/2028		1,715	(10)	—	(10)
SOFR	Annual	3.29015%	Annual	1/13/2030	USD	2,870	75	—	75

158	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at		Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	6/30/2023 (000)		paid (000)	at 6/30/2023 (000)
SONIA	Annual	4.34948%	Annual	6/21/2033	GBP 460	$1		$—	$1
SONIA	Annual	4.36738%	Annual	6/21/2033	930	—	[16]	—	—	[16]
						$(368)		$—	$(368)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 6/30/2023 (000)		Upfront premium received (000)		Unrealized depreciation at 6/30/2023 (000)
CDX.NA.HY.40	5.00%	Quarterly	6/20/2028	USD 30	$—	[16]	$—	[16]	$—	[16]

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 6/30/2023 (000)	[18]	Upfront premium paid (000)	Unrealized appreciation at 6/30/2023 (000)
1.00%	Quarterly	CDX.NA.IG.40	6/20/2028	USD 1,365		$20		$6	$14

American Funds Insurance Series	159

American Funds Global Balanced Fund (continued)

Investments in affiliates[3]

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)
Investment funds 1.39%
Capital Group Central Corporate Bond Fund	$5,532	$102	$412	$(19)	$105	$5,308	$102
Short-term securities 8.21%
Money market investments 8.21%
Capital Group Central Cash Fund 5.15%[14]	3,928	66,804	39,323	— [16]	4	31,413	535
Total 9.60%				$(19)	$109	$36,721	$637

Restricted securities[9]

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Netflix, Inc. 3.875% 11/15/2029	7/11/2022-7/12/2022	$192	$213	.06%
Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/19/2021	252	171	.04
Total		$444	$384	.10%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $697,000, which represented .18% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,084,000, which represented 1.59% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Scheduled interest and/or principal payment was not received.
[7]	Value determined using significant unobservable inputs.
[8]	Step bond; coupon rate may change at a later date.
[9]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $384,000, which represented .10% of the net assets of the fund.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $593,000, which represented .16% of the net assets of the fund.
[11]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[12]	Purchased on a TBA basis.
[13]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[14]	Rate represents the seven-day yield at 6/30/2023.
[15]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[16]	Amount less than one thousand.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

160	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Key to abbreviations

ADR = American Depositary Receipts

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

IDR = Indonesian rupiah

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NZD = New Zealand dollars

PEN = Peruvian nuevos soles

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	161

The Bond Fund of America

Investment portfolio June 30, 2023	unaudited

Bonds, notes & other debt instruments 95.51%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 33.90%
Financials 10.66%
AerCap Ireland Capital DAC 1.15% 10/29/2023	USD	3,130	$3,080
AerCap Ireland Capital DAC 1.65% 10/29/2024		5,996	5,637
AerCap Ireland Capital DAC 6.50% 7/15/2025		1,798	1,808
AerCap Ireland Capital DAC 1.75% 1/30/2026		2,841	2,552
AerCap Ireland Capital DAC 2.45% 10/29/2026		10,289	9,198
AerCap Ireland Capital DAC 5.75% 6/6/2028		4,065	4,036
AerCap Ireland Capital DAC 3.00% 10/29/2028		9,124	7,896
AerCap Ireland Capital DAC 3.30% 1/30/2032		9,395	7,691
AerCap Ireland Capital DAC 3.40% 10/29/2033		5,120	4,118
AerCap Ireland Capital DAC 3.85% 10/29/2041		1,254	954
Ally Financial, Inc. 5.125% 9/30/2024		1,500	1,472
Ally Financial, Inc. 8.00% 11/1/2031		6,872	7,103
American Express Co. 5.043% 5/1/2034 (USD-SOFR + 1.835% on 5/1/2033)[1]		4,565	4,468
American International Group, Inc. 5.125% 3/27/2033		2,224	2,174
Aon Corp. 5.35% 2/28/2033		1,630	1,643
Arthur J. Gallagher & Co. 3.50% 5/20/2051		1,073	769
Banco Santander, SA 5.147% 8/18/2025		4,000	3,931
Banco Santander, SA 1.722% 9/14/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[1]		1,400	1,216
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]		1,970	1,842
Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[1]		2,818	2,776
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		6,289	5,618
Bank of America Corp. 2.551% 2/4/2028 (USD-SOFR + 1.05% on 2/4/2027)[1]		4,295	3,880
Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027)[1]		2,635	2,532
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[1]		6,128	6,023
Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)[1]		1,502	1,545
Bank of America Corp. 3.419% 12/20/2028 (3-month USD CME Term SOFR + 1.302% on 12/20/2027)[1]		10,129	9,297
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[1]		9,480	9,382
Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028)[1]		2,773	2,368
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[1]		21,177	16,770
Bank of America Corp. 2.687% 4/22/2032 (USD-SOFR + 1.32% on 4/22/2031)[1]		2,653	2,200
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		36,155	28,928
Bank of America Corp. 2.972% 2/4/2033 (USD-SOFR + 1.33% on 2/4/2032)[1]		4,089	3,410
Bank of America Corp. 4.571% 4/27/2033 (USD-SOFR + 1.83% on 4/27/2032)[1]		8,750	8,231
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[1]		4,985	4,879
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[1]		3,460	3,429
Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[1,2]		4,850	4,820
Bank of Montreal 5.30% 6/5/2026		1,370	1,367
Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]		4,525	4,416
Barclays PLC 5.829% 5/9/2027 (USD-SOFR + 2.21% on 5/9/2026)[1]		2,085	2,058
Barclays PLC 6.224% 5/9/2034 (USD-SOFR + 2.98% on 5/9/2033)[1]		3,530	3,518
Block, Inc. 2.75% 6/1/2026		1,975	1,800
Block, Inc. 3.50% 6/1/2031		825	684
BNP Paribas SA 1.675% 6/30/2027 (USD-SOFR + 0.912% on 6/30/2026)[1,2]		6,633	5,852
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[1,2]		13,134	11,750
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,2]		3,594	2,997
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,2]		4,177	3,425
BPCE 5.70% 10/22/2023[2]		28,166	28,046
BPCE 5.15% 7/21/2024[2]		5,481	5,384
BPCE 1.625% 1/14/2025[2]		2,980	2,783
BPCE 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)[1,2]		6,350	5,698
BPCE 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026)[1,2]		2,150	2,131
BPCE 2.277% 1/20/2032 (USD-SOFR + 1.312% on 1/20/2031)[1,2]		250	193
BPCE 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[1,2]		6,195	6,054
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[1,2]		3,650	3,645
Capital One Financial Corp. 1.343% 12/6/2024 (USD-SOFR + 0.69% on 12/6/2023)[1]		4,525	4,408
Capital One Financial Corp. 4.985% 7/24/2026 (USD-SOFR + 2.16% on 7/24/2025)[1]		2,430	2,356
Capital One Financial Corp. 5.468% 2/1/2029 (USD-SOFR + 2.08% on 2/1/2028)[1]		515	494

162	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Charles Schwab Corp. 5.643% 5/19/2029 (USD-SOFR + 2.21% on 5/19/2028)[1]	USD	2,445	$2,445
Charles Schwab Corp. 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[1]		1,776	1,804
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031		926	720
Chubb INA Holdings, Inc. 3.35% 5/3/2026		2,020	1,942
Chubb INA Holdings, Inc. 4.35% 11/3/2045		2,015	1,826
Citigroup, Inc. 4.60% 3/9/2026		1,800	1,744
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[1]		6,304	5,601
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[1]		13,528	12,457
Citigroup, Inc. 2.52% 11/3/2032 (USD-SOFR + 1.177% on 11/3/2031)[1]		20	16
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[1]		1,030	860
Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032)[1]		4,030	3,563
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[1]		2,895	3,074
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[1]		140	141
Corebridge Financial, Inc. 3.50% 4/4/2025		1,439	1,372
Corebridge Financial, Inc. 3.65% 4/5/2027		3,913	3,657
Corebridge Financial, Inc. 3.85% 4/5/2029		5,794	5,219
Corebridge Financial, Inc. 3.90% 4/5/2032		5,959	5,186
Corebridge Financial, Inc. 4.35% 4/5/2042		361	292
Corebridge Financial, Inc. 4.40% 4/5/2052		1,352	1,065
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]		4,450	4,099
Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)[1,2]		2,450	2,172
Credit Suisse AG 7.50% 2/15/2028		2,445	2,600
Danske Bank AS 1.549% 9/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.73% on 9/10/2026)[1,2]		2,990	2,599
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,2]		2,975	2,780
Deutsche Bank AG 0.898% 5/28/2024		2,500	2,376
Deutsche Bank AG 3.70% 5/30/2024		5,150	5,002
Deutsche Bank AG 2.222% 9/18/2024 (USD-SOFR + 2.159% on 9/18/2023)[1]		10,475	10,343
Deutsche Bank AG 3.961% 11/26/2025 (USD-SOFR + 2.581% on 11/26/2024)[1]		3,673	3,504
Deutsche Bank AG 4.10% 1/13/2026		7,305	6,843
Deutsche Bank AG 4.10% 1/13/2026		857	809
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		27,047	24,077
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		4,851	4,172
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[1]		9,129	7,922
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[1]		7,998	8,016
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[1]		3,200	2,659
Deutsche Bank AG 3.729% 1/14/2032 (USD-SOFR + 2.757% on 1/14/2031)[1]		3,235	2,448
Discover Financial Services 6.70% 11/29/2032		754	777
DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[1,2]		1,200	1,057
Five Corners Funding Trust III 5.791% 2/15/2033[2]		942	956
Five Corners Funding Trust IV 5.997% 2/15/2053[2]		360	366
Global Payments, Inc. 2.90% 11/15/2031		1,005	818
Goldman Sachs Group, Inc. 1.431% 3/9/2027 (USD-SOFR + 0.795% on 3/9/2026)[1]		3,030	2,709
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]		13,275	11,676
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[1]		13,961	12,424
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[1]		3,703	3,363
Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027)[1]		5,534	5,197
Goldman Sachs Group, Inc. 4.482% 8/23/2028 (USD-SOFR + 1.725% on 8/23/2027)[1]		5,114	4,948
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD CME Term SOFR + 1.42% on 4/23/2028)[1]		9,600	8,920
Goldman Sachs Group, Inc. 2.65% 10/21/2032 (USD-SOFR + 1.264% on 10/21/2031)[1]		260	212
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[1]		10,662	9,012
Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)[1]		3,160	2,235
Goldman Sachs Group, Inc. 5.30% junior subordinated perpetual bonds (3-month USD CME Term SOFR + 4.096% on 11/10/2026)[1]		1,750	1,693
HSBC Holdings PLC 2.251% 11/22/2027 (USD-SOFR + 1.10% on 11/22/2026)[1]		5,270	4,680
HSBC Holdings PLC 6.161% 3/9/2029 (USD-SOFR + 1.97% on 3/9/2028)[1]		1,565	1,580

American Funds Insurance Series	163

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[1]	USD	12,619	$10,569
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[1]		5,250	4,249
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]		4,463	3,602
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[1]		2,100	2,154
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[1]		1,600	1,660
Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027		669	579
Huarong Finance 2017 Co., Ltd. 4.25% 11/7/2027		6,335	5,282
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.625% 2/24/2025[3]		397	374
Huarong Finance II Co., Ltd. 5.50% 1/16/2025		6,669	6,345
Huarong Finance II Co., Ltd. 5.00% 11/19/2025		480	443
Huarong Finance II Co., Ltd. 4.625% 6/3/2026		200	178
Huarong Finance II Co., Ltd. 4.875% 11/22/2026		2,106	1,865
Intercontinental Exchange, Inc. 4.35% 6/15/2029		8,710	8,530
Intercontinental Exchange, Inc. 4.60% 3/15/2033		4,601	4,468
Intercontinental Exchange, Inc. 4.95% 6/15/2052		5,327	5,073
Intesa Sanpaolo SpA 5.017% 6/26/2024[2]		68,143	66,030
Intesa Sanpaolo SpA 3.25% 9/23/2024[2]		770	739
Intesa Sanpaolo SpA 5.71% 1/15/2026[2]		15,400	14,671
Intesa Sanpaolo SpA 3.875% 7/14/2027[2]		6,250	5,639
Intesa Sanpaolo SpA 3.875% 1/12/2028[2]		1,986	1,775
Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053)[1,2]		5,100	5,088
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[2]		2,060	1,781
JPMorgan Chase & Co. 0.969% 6/23/2025 (USD-SOFR + 0.58% on 6/23/2024)[1]		5,870	5,574
JPMorgan Chase & Co. 1.561% 12/10/2025 (USD-SOFR + 0.605% on 12/10/2024)[1]		11,105	10,403
JPMorgan Chase & Co. 5.546% 12/15/2025 (USD-SOFR + 1.07% on 12/15/2024)[1]		4,196	4,180
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[1]		4,353	3,912
JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[1]		5,965	5,270
JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)[1]		9,282	8,529
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[1]		8,675	8,379
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[1]		10,282	10,151
JPMorgan Chase & Co. 3.509% 1/23/2029 (3-month USD CME Term SOFR + 1.207% on 1/23/2028)[1]		9,600	8,883
JPMorgan Chase & Co. 2.069% 6/1/2029 (USD-SOFR + 1.015% on 6/1/2028)[1]		2,453	2,106
JPMorgan Chase & Co. 4.203% 7/23/2029 (3-month USD CME Term SOFR + 1.522% on 7/23/2028)[1]		11,980	11,396
JPMorgan Chase & Co. 2.522% 4/22/2031 (USD-SOFR + 2.04% on 4/22/2030)[1]		1,991	1,685
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[1]		1,126	898
JPMorgan Chase & Co. 2.58% 4/22/2032 (USD-SOFR + 1.25% on 4/22/2031)[1]		4,802	3,990
JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)[1]		5,313	4,355
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[1]		553	466
JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[1]		1,907	1,819
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]		7,726	7,553
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[1]		2,415	2,134
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[1,2]		1,375	1,367
Korea Exchange Bank 3.25% 3/30/2027[2]		1,315	1,232
Lloyds Banking Group PLC 2.438% 2/5/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[1]		2,675	2,520
Lloyds Banking Group PLC 5.871% 3/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 3/6/2028)[1]		2,705	2,685
Marsh & McLennan Companies, Inc. 2.375% 12/15/2031		222	181
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		505	337
Marsh & McLennan Companies, Inc. 5.45% 3/15/2053		207	211
Mastercard, Inc. 4.875% 3/9/2028		169	171
Mastercard, Inc. 4.85% 3/9/2033		2,787	2,836
MetLife Capital Trust IV, junior subordinated, 7.875% 12/15/2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[1,2]		1,405	1,474
MetLife, Inc. 3.60% 11/13/2025		3,490	3,355
Metropolitan Life Global Funding I 5.05% 1/6/2028[2]		855	852

164	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Metropolitan Life Global Funding I 5.15% 3/28/2033[2]	USD	832	$823
Mitsubishi UFJ Financial Group, Inc. 0.962% 10/11/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)[1]		2,960	2,763
Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[1]		6,200	5,476
Mitsubishi UFJ Financial Group, Inc. 1.64% 10/13/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[1]		2,225	1,959
Mitsubishi UFJ Financial Group, Inc. 2.341% 1/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 1/19/2027)[1]		2,970	2,658
Mitsubishi UFJ Financial Group, Inc. 4.08% 4/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.30% on 4/19/2027)[1]		2,945	2,796
Mitsubishi UFJ Financial Group, Inc. 5.422% 2/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.38% on 2/22/2028)[1]		1,430	1,423
Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032)[1]		763	749
Mizuho Financial Group, Inc. 1.554% 7/9/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[1]		4,615	4,074
Mizuho Financial Group, Inc. 5.778% 7/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.65% on 7/6/2028)[1]		1,701	1,706
Mizuho Financial Group, Inc. 5.669% 9/13/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.40% on 9/13/2032)[1]		2,390	2,409
Morgan Stanley 0.791% 1/22/2025 (USD-SOFR + 0.509% on 1/22/2024)[1]		3,065	2,971
Morgan Stanley 2.72% 7/22/2025 (USD-SOFR + 1.152% on 7/22/2024)[1]		2,300	2,219
Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026)[1]		8,508	7,541
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[1]		9,403	9,279
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[1]		21,869	21,618
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031)[1]		85	66
Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[1]		28,887	22,971
Morgan Stanley 2.511% 10/20/2032 (USD-SOFR + 1.20% on 10/20/2031)[1]		3,063	2,475
Morgan Stanley 6.342% 10/18/2033 (USD-SOFR + 2.565% on 10/18/2032)[1]		8,152	8,676
Morgan Stanley 5.25% 4/21/2034 (USD-SOFR + 1.87% on 4/21/2033)[1]		8,935	8,827
MSCI, Inc. 3.25% 8/15/2033[2]		2,750	2,218
Nasdaq, Inc. 5.35% 6/28/2028		553	554
Nasdaq, Inc. 5.55% 2/15/2034		1,178	1,183
Nasdaq, Inc. 5.95% 8/15/2053		69	71
Nasdaq, Inc. 6.10% 6/28/2063		100	102
NatWest Group PLC 5.847% 3/2/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 3/2/2026)[1]		3,555	3,518
NatWest Group PLC 6.016% 3/2/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 3/2/2033)[1]		1,140	1,147
Navient Corp. 6.75% 6/25/2025		425	418
OneMain Finance Corp. 7.125% 3/15/2026		250	246
PayPal Holdings, Inc. 5.05% 6/1/2052		2,405	2,357
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[1]		5,919	5,895
Rede D’Or Finance SARL 4.50% 1/22/2030[2]		1,572	1,341
Royal Bank of Canada 4.90% 1/12/2028		360	355
Royal Bank of Canada 5.00% 2/1/2033		3,591	3,522
Santander Holdings USA, Inc. 3.50% 6/7/2024		8,325	8,087
Santander Holdings USA, Inc. 6.499% 3/9/2029 (USD-SOFR + 2.356% on 3/9/2028)[1]		5,100	5,048
Standard Chartered PLC 6.296% 7/6/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.58% on 7/6/2033)[1,2]		1,207	1,210
State Street Corp. 4.164% 8/4/2033 (USD-SOFR + 1.726% on 8/4/2032)[1]		1,640	1,520
State Street Corp. 5.159% 5/18/2034 (USD-SOFR + 1.89% on 5/18/2033)[1]		7,763	7,720
Sumitomo Mitsui Financial Group, Inc. 2.174% 1/14/2027		1,100	984
Sumitomo Mitsui Financial Group, Inc. 5.766% 1/13/2033		373	384
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1,4]		1,530	108
Synchrony Financial 4.375% 3/19/2024		3,640	3,570
The Allstate Corp. 5.25% 3/30/2033		1,154	1,151

American Funds Insurance Series	165

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
The Bank of Nova Scotia 5.25% 6/12/2028	USD	1,370	$1,361
The Northwestern Mutual Life Insurance Co. 4.90% 6/12/2028[2]		2,090	2,075
Toronto-Dominion Bank 1.95% 1/12/2027		1,060	953
Toronto-Dominion Bank 5.156% 1/10/2028		10,973	10,903
Travelers Companies, Inc. 2.55% 4/27/2050		623	400
Travelers Companies, Inc. 5.45% 5/25/2053		163	171
Truist Financial Corp. 6.047% 6/8/2027 (USD-SOFR + 2.05% on 6/8/2026)[1]		1,370	1,371
Truist Financial Corp. 4.873% 1/26/2029 (USD-SOFR + 1.435% on 1/26/2028)[1]		2,605	2,506
Truist Financial Corp. 5.122% 1/26/2034 (USD-SOFR + 1.60% on 1/26/2033)[1]		2,750	2,607
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[1]		1,223	1,224
U.S. Bancorp 4.548% 7/22/2028 (USD-SOFR + 1.66% on 7/27/2027)[1]		2,440	2,335
U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033)[1]		3,119	2,915
U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[1]		4,093	4,124
UBS Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[1,2]		850	811
UBS Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[1,2]		7,609	6,981
UBS Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)[1,2]		11,200	9,813
UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[1,2]		6,623	5,693
UBS Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027)[1,2]		1,265	1,271
UBS Group AG 3.126% 8/13/2030 (3-month USD-LIBOR + 1.468% on 8/13/2029)[1,2]		1,202	1,014
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]		6,916	6,159
UBS Group AG 2.095% 2/11/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/11/2031)[1,2]		877	665
UBS Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]		7,869	6,369
UBS Group AG 2.746% 2/11/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 2/11/2032)[1,2]		3,000	2,338
UBS Group AG 6.537% 8/12/2033 (USD-SOFR + 3.92% on 8/12/2032)[1,2]		10,507	10,770
UBS Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[1,2]		5,000	5,997
UBS Group AG 5.959% 1/12/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.20% on 1/12/2033)[1,2]		370	368
UniCredit SpA 4.625% 4/12/2027[2]		1,395	1,326
UniCredit SpA 5.861% 6/19/2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[1,2]		16,130	14,675
Vigorous Champion International, Ltd. 4.25% 5/28/2029		462	411
Wells Fargo & Company 2.406% 10/30/2025 (3-month USD CME Term SOFR + 1.087% on 10/30/2024)[1]		20,480	19,510
Wells Fargo & Company 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[1]		3,524	3,409
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]		6,615	6,181
Wells Fargo & Company 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[1]		678	605
Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[1]		13,490	13,197
Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[1]		4,180	3,579
Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[1]		3,820	3,666
Wells Fargo & Company 5.389% 4/24/2034 (USD-SOFR + 2.02% on 4/24/2033)[1]		19,316	19,202
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		5,759	5,055
Willis North America, Inc. 4.65% 6/15/2027		930	904
			1,123,863

Utilities 4.32%
AEP Texas, Inc. 3.45% 5/15/2051		1,380	984
AEP Transmission Co., LLC 5.40% 3/15/2053		500	515
Alabama Power Co. 3.00% 3/15/2052		3,697	2,501
Alfa Desarrollo SpA 4.55% 9/27/2051[2]		1,000	735
Ameren Illinois Co. 4.50% 3/15/2049		2,875	2,623
Baltimore Gas and Electric Co. 4.55% 6/1/2052		525	468
Berkshire Hathaway Energy Company 4.50% 2/1/2045		5,895	5,048
Berkshire Hathaway Energy Company 4.60% 5/1/2053		1,722	1,477
Comision Federal de Electricidad 4.688% 5/15/2029[2]		3,655	3,294
Consumers Energy Co. 4.625% 5/15/2033		3,500	3,408
Consumers Energy Co. 3.75% 2/15/2050		5,625	4,489
Consumers Energy Co. 3.10% 8/15/2050		4,123	2,919
DTE Electric Co. 5.20% 4/1/2033		215	218

166	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Duke Energy Carolinas, LLC 5.35% 1/15/2053	USD	332	$337
Duke Energy Corp. 3.75% 4/15/2024		3,826	3,773
Duke Energy Florida, LLC 3.40% 10/1/2046		5,669	4,244
Duke Energy Florida, LLC 3.00% 12/15/2051		293	201
Duke Energy Florida, LLC 5.95% 11/15/2052		575	628
Duke Energy Progress, LLC 3.70% 9/1/2028		3,750	3,546
Duke Energy Progress, LLC 2.00% 8/15/2031		1,775	1,429
Duke Energy Progress, LLC 2.50% 8/15/2050		644	401
Edison International 4.95% 4/15/2025		175	171
Edison International 5.75% 6/15/2027		3,181	3,183
Edison International 4.125% 3/15/2028		3,644	3,404
Edison International 5.25% 11/15/2028		4,350	4,236
Edison International 6.95% 11/15/2029		2,060	2,169
Electricité de France SA 5.70% 5/23/2028[2]		675	674
Electricité de France SA 6.25% 5/23/2033[2]		2,000	2,034
Electricité de France SA 6.90% 5/23/2053[2]		2,475	2,567
Electricité de France SA 9.125% 12/31/2079 (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[1,2]		1,025	1,054
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[1]	EUR	2,800	2,473
Emera US Finance, LP 0.833% 6/15/2024	USD	600	568
Emera US Finance, LP 2.639% 6/15/2031		4,400	3,516
Enel SpA 8.75% 9/24/2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[1,2]		1,000	999
ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[2]		1,310	1,214
Entergy Louisiana, LLC 4.20% 9/1/2048		6,325	5,300
Entergy Louisiana, LLC 4.75% 9/15/2052		1,255	1,154
Eversource Energy 3.80% 12/1/2023		5,000	4,965
FirstEnergy Corp. 1.60% 1/15/2026		20,066	18,214
FirstEnergy Corp. 2.65% 3/1/2030		12,524	10,574
FirstEnergy Corp. 2.25% 9/1/2030		13,707	11,136
FirstEnergy Corp., Series B, 4.15% 7/15/2027		12,178	11,578
FirstEnergy Transmission, LLC 2.866% 9/15/2028[2]		4,000	3,524
Florida Power & Light Company 5.05% 4/1/2028		2,650	2,672
Florida Power & Light Company 4.40% 5/15/2028		1,655	1,625
Florida Power & Light Company 2.45% 2/3/2032		1,844	1,553
Florida Power & Light Company 5.10% 4/1/2033		7,431	7,544
Florida Power & Light Company 4.80% 5/15/2033		1,085	1,078
Florida Power & Light Company 2.875% 12/4/2051		8,109	5,616
Georgia Power Co. 4.65% 5/16/2028		1,500	1,471
Georgia Power Co. 4.95% 5/17/2033		4,000	3,950
Georgia Power Co. 3.70% 1/30/2050		275	211
Israel Electric Corp., Ltd. 4.25% 8/14/2028[2]		10,190	9,512
Israel Electric Corp., Ltd. 3.75% 2/22/2032[2]		340	291
Jersey Central Power & Light Co. 2.75% 3/1/2032[2]		525	434
Mid-Atlantic Interstate Transmission, LLC 4.10% 5/15/2028[2]		425	402
Mississippi Power Co. 4.25% 3/15/2042		5,020	4,187
Monongahela Power Co. 3.55% 5/15/2027[2]		1,700	1,595
NextEra Energy Capital Holdings, Inc. 5.25% 2/28/2053		1,440	1,388
NiSource, Inc. 5.40% 6/30/2033		2,150	2,154
Northern States Power Co. 5.10% 5/15/2053		1,747	1,722
Oncor Electric Delivery Company, LLC 4.55% 9/15/2032		205	199
Pacific Gas and Electric Co. 3.40% 8/15/2024		2,000	1,936
Pacific Gas and Electric Co. 3.15% 1/1/2026		27,543	25,572
Pacific Gas and Electric Co. 2.95% 3/1/2026		10,850	9,944
Pacific Gas and Electric Co. 3.30% 3/15/2027		5,645	5,128
Pacific Gas and Electric Co. 3.30% 12/1/2027		12,289	10,784
Pacific Gas and Electric Co. 3.75% 7/1/2028		13,075	11,727
Pacific Gas and Electric Co. 4.65% 8/1/2028		7,900	7,312
Pacific Gas and Electric Co. 6.10% 1/15/2029		3,760	3,702

American Funds Insurance Series	167

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 4.55% 7/1/2030	USD	35,299	$31,973
Pacific Gas and Electric Co. 2.50% 2/1/2031		21,597	16,925
Pacific Gas and Electric Co. 6.40% 6/15/2033		10,641	10,590
Pacific Gas and Electric Co. 3.30% 8/1/2040		9,898	6,682
Pacific Gas and Electric Co. 3.75% 8/15/2042		106	73
Pacific Gas and Electric Co. 4.75% 2/15/2044		336	261
Pacific Gas and Electric Co. 3.50% 8/1/2050		14,919	9,510
Pacific Gas and Electric Co. 6.75% 1/15/2053		625	618
Public Service Company of Colorado 2.70% 1/15/2051		2,472	1,568
Public Service Electric and Gas Co. 3.20% 5/15/2029		6,000	5,438
Public Service Electric and Gas Co. 1.90% 8/15/2031		775	623
Public Service Electric and Gas Co. 3.10% 3/15/2032		5,012	4,385
Puget Energy, Inc. 3.65% 5/15/2025		300	287
Southern California Edison Co. 4.90% 6/1/2026		1,375	1,356
Southern California Edison Co. 5.30% 3/1/2028		455	455
Southern California Edison Co. 4.20% 3/1/2029		11,000	10,465
Southern California Edison Co. 2.85% 8/1/2029		8,200	7,173
Southern California Edison Co. 2.50% 6/1/2031		5,149	4,286
Southern California Edison Co. 5.95% 11/1/2032		1,100	1,152
Southern California Edison Co. 5.75% 4/1/2035		4,549	4,627
Southern California Edison Co. 5.35% 7/15/2035		6,450	6,312
Southern California Edison Co. 5.625% 2/1/2036		7,051	6,993
Southern California Edison Co. 5.55% 1/15/2037		3,844	3,753
Southern California Edison Co. 5.95% 2/1/2038		5,121	5,274
Southern California Edison Co. 3.60% 2/1/2045		2,717	2,002
Southern California Edison Co. 4.00% 4/1/2047		9,402	7,479
Southern California Edison Co. 3.65% 2/1/2050		14,600	10,880
Southwestern Electric Power Co. 1.65% 3/15/2026		3,550	3,211
Southwestern Electric Power Co. 3.25% 11/1/2051		2,270	1,527
The Cleveland Electric Illuminating Co. 3.50% 4/1/2028[2]		2,400	2,202
The Connecticut Light and Power Co. 2.05% 7/1/2031		1,775	1,447
Union Electric Co. 2.15% 3/15/2032		3,175	2,544
Virginia Electric & Power 2.30% 11/15/2031		1,700	1,381
Virginia Electric & Power 2.40% 3/30/2032		2,575	2,102
Wisconsin Power and Light Co. 1.95% 9/16/2031		525	417
Wisconsin Power and Light Co. 3.65% 4/1/2050		1,075	816
Wisconsin Public Service Corp. 2.85% 12/1/2051		375	248
Xcel Energy, Inc. 3.30% 6/1/2025		5,650	5,406
Xcel Energy, Inc. 1.75% 3/15/2027		5,660	5,017
Xcel Energy, Inc. 2.60% 12/1/2029		1,725	1,475
Xcel Energy, Inc. 4.60% 6/1/2032		4,600	4,347
			454,934

Health care 4.04%
Amgen, Inc. 5.507% 3/2/2026		725	724
Amgen, Inc. 5.15% 3/2/2028		5,326	5,325
Amgen, Inc. 4.05% 8/18/2029		7,760	7,363
Amgen, Inc. 2.45% 2/21/2030		5,131	4,402
Amgen, Inc. 5.25% 3/2/2030		2,854	2,862
Amgen, Inc. 4.20% 3/1/2033		8,502	7,940
Amgen, Inc. 5.25% 3/2/2033		8,192	8,206
Amgen, Inc. 5.60% 3/2/2043		2,565	2,575
Amgen, Inc. 4.875% 3/1/2053		4,565	4,203
Amgen, Inc. 5.65% 3/2/2053		5,331	5,403
Amgen, Inc. 4.40% 2/22/2062		196	161
Amgen, Inc. 5.75% 3/2/2063		3,260	3,310
AstraZeneca Finance, LLC 1.75% 5/28/2028		1,429	1,239
AstraZeneca Finance, LLC 4.90% 3/3/2030		1,760	1,764
AstraZeneca Finance, LLC 2.25% 5/28/2031		1,159	979
AstraZeneca Finance, LLC 4.875% 3/3/2033		2,520	2,557

168	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
AstraZeneca PLC 4.00% 1/17/2029	USD	5,920	$5,713
Bausch Health Companies, Inc. 4.875% 6/1/2028[2]		830	495
Baxter International, Inc. 2.539% 2/1/2032		3,906	3,166
Centene Corp. 4.25% 12/15/2027		14,860	13,908
Centene Corp. 2.45% 7/15/2028		12,410	10,620
Centene Corp. 4.625% 12/15/2029		14,945	13,769
Centene Corp. 3.375% 2/15/2030		15,718	13,523
Centene Corp. 2.50% 3/1/2031		8,550	6,827
Centene Corp. 2.625% 8/1/2031		2,510	2,003
CVS Health Corp. 5.125% 2/21/2030		1,720	1,709
CVS Health Corp. 5.25% 1/30/2031		960	957
CVS Health Corp. 5.25% 2/21/2033		2,122	2,115
CVS Health Corp. 5.30% 6/1/2033		2,393	2,390
CVS Health Corp. 5.625% 2/21/2053		895	890
CVS Health Corp. 5.875% 6/1/2053		677	695
CVS Health Corp. 6.00% 6/1/2063		1,525	1,571
Elevance Health, Inc. 2.375% 1/15/2025		1,534	1,459
Elevance Health, Inc. 4.10% 5/15/2032		7,996	7,457
Elevance Health, Inc. 4.75% 2/15/2033		1,128	1,096
Elevance Health, Inc. 4.55% 5/15/2052		271	242
Elevance Health, Inc. 5.125% 2/15/2053		784	761
Eli Lilly and Co. 3.375% 3/15/2029		1,035	973
Eli Lilly and Co. 4.70% 2/27/2033		5,162	5,232
Eli Lilly and Co. 4.875% 2/27/2053		1,103	1,134
Eli Lilly and Co. 4.95% 2/27/2063		144	147
GE HealthCare Technologies, Inc. 5.65% 11/15/2027		4,895	4,957
GE HealthCare Technologies, Inc. 5.857% 3/15/2030		1,145	1,176
GE HealthCare Technologies, Inc. 5.905% 11/22/2032		7,896	8,264
GE HealthCare Technologies, Inc. 6.377% 11/22/2052		375	418
HCA, Inc. 5.20% 6/1/2028		4,165	4,134
HCA, Inc. 2.375% 7/15/2031		2,233	1,787
HCA, Inc. 3.625% 3/15/2032[2]		2,400	2,084
HCA, Inc. 4.625% 3/15/2052[2]		226	186
Johnson & Johnson 0.95% 9/1/2027		12,708	11,116
Johnson & Johnson 2.10% 9/1/2040		670	472
Johnson & Johnson 2.25% 9/1/2050		1,758	1,166
Laboratory Corporation of America Holdings 1.55% 6/1/2026		773	691
Laboratory Corporation of America Holdings 4.70% 2/1/2045		3,975	3,450
Medtronic Global Holdings S.C.A. 4.50% 3/30/2033		1,485	1,456
Merck & Co., Inc. 1.70% 6/10/2027		3,093	2,772
Merck & Co., Inc. 4.90% 5/17/2044		380	381
Merck & Co., Inc. 2.75% 12/10/2051		808	558
Merck & Co., Inc. 5.00% 5/17/2053		895	907
Merck & Co., Inc. 5.15% 5/17/2063		1,091	1,115
Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028		1,375	1,352
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		4,442	4,427
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		3,747	3,899
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		1,558	1,243
Roche Holdings, Inc. 1.93% 12/13/2028[2]		7,545	6,556
Roche Holdings, Inc. 2.076% 12/13/2031[2]		12,562	10,357
Roche Holdings, Inc. 2.607% 12/13/2051[2]		645	438
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026		13,390	12,577
Teva Pharmaceutical Finance Netherlands III BV 2.80% 7/21/2023		260	260
Teva Pharmaceutical Finance Netherlands III BV 7.125% 1/31/2025		45,000	45,649
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		68,853	61,782
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028		26,824	26,452
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		46,666	30,741
UnitedHealth Group, Inc. 3.75% 7/15/2025		5,410	5,268
UnitedHealth Group, Inc. 4.00% 5/15/2029		2,231	2,134
UnitedHealth Group, Inc. 2.00% 5/15/2030		466	393
UnitedHealth Group, Inc. 4.20% 5/15/2032		2,739	2,616

American Funds Insurance Series	169

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
UnitedHealth Group, Inc. 3.05% 5/15/2041	USD	1,300	$1,006
UnitedHealth Group, Inc. 4.25% 6/15/2048		960	847
UnitedHealth Group, Inc. 3.25% 5/15/2051		572	427
UnitedHealth Group, Inc. 4.75% 5/15/2052		1,400	1,329
UnitedHealth Group, Inc. 4.95% 5/15/2062		69	66
UnitedHealth Group, Inc. 6.05% 2/15/2063		140	158
Zoetis, Inc. 5.60% 11/16/2032		1,063	1,112
			426,044

Consumer discretionary 3.63%
Alibaba Group Holding, Ltd. 4.00% 12/6/2037		200	168
Allied Universal Holdco, LLC 4.625% 6/1/2028[2]		335	284
Amazon.com, Inc. 1.65% 5/12/2028		3,860	3,373
Amazon.com, Inc. 3.45% 4/13/2029		600	565
Amazon.com, Inc. 2.875% 5/12/2041		650	502
Amazon.com, Inc. 3.10% 5/12/2051		5,705	4,262
Amazon.com, Inc. 3.95% 4/13/2052		1,635	1,426
Amazon.com, Inc. 3.25% 5/12/2061		4,100	2,972
Amazon.com, Inc. 4.10% 4/13/2062		470	405
Atlas LuxCo 4 SARL 4.625% 6/1/2028[2]		255	215
Bath & Body Works, Inc. 6.875% 11/1/2035		740	678
BMW US Capital, LLC 3.45% 4/1/2027[2]		1,075	1,020
BMW US Capital, LLC 3.70% 4/1/2032[2]		1,350	1,246
Daimler Trucks Finance North America, LLC 1.125% 12/14/2023[2]		3,015	2,953
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[2]		4,950	4,662
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[2]		1,750	1,684
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[2]		3,567	3,374
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[2]		3,230	2,798
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[2]		9,625	7,825
Ford Motor Credit Co., LLC 5.125% 6/16/2025		3,870	3,767
Ford Motor Credit Co., LLC 4.271% 1/9/2027		18,542	17,182
Ford Motor Credit Co., LLC 4.125% 8/17/2027		39,080	35,721
Ford Motor Credit Co., LLC 3.815% 11/2/2027		3,790	3,391
Ford Motor Credit Co., LLC 7.35% 11/4/2027		6,289	6,438
Ford Motor Credit Co., LLC 2.90% 2/10/2029		1,065	882
Ford Motor Credit Co., LLC 5.113% 5/3/2029		4,205	3,904
Ford Motor Credit Co., LLC 7.35% 3/6/2030		6,298	6,439
General Motors Company 6.125% 10/1/2025		23,743	23,914
General Motors Company 5.40% 10/15/2029		781	762
General Motors Company 5.40% 4/1/2048		5,200	4,473
General Motors Financial Co., Inc. 1.05% 3/8/2024		4,200	4,063
General Motors Financial Co., Inc. 4.35% 4/9/2025		11,358	11,068
General Motors Financial Co., Inc. 1.50% 6/10/2026		6,712	5,934
General Motors Financial Co., Inc. 2.35% 2/26/2027		9,771	8,715
General Motors Financial Co., Inc. 2.40% 4/10/2028		13,909	12,001
General Motors Financial Co., Inc. 5.80% 6/23/2028		2,595	2,586
General Motors Financial Co., Inc. 2.40% 10/15/2028		464	393
General Motors Financial Co., Inc. 3.60% 6/21/2030		465	402
General Motors Financial Co., Inc. 2.35% 1/8/2031		6,075	4,763
General Motors Financial Co., Inc. 2.70% 6/10/2031		5,495	4,386
General Motors Financial Co., Inc. 6.40% 1/9/2033		2,455	2,497
Grand Canyon University 4.125% 10/1/2024		4,190	3,969
Hanesbrands, Inc. 9.00% 2/15/2031[2]		528	533
Home Depot, Inc. 2.95% 6/15/2029		4,641	4,228
Home Depot, Inc. 4.50% 12/6/2048		1,915	1,776
Hyundai Capital America 1.25% 9/18/2023[2]		3,150	3,120
Hyundai Capital America 0.875% 6/14/2024[2]		380	363
Hyundai Capital America 3.40% 6/20/2024[2]		8,180	7,978
Hyundai Capital America 1.00% 9/17/2024[2]		2,750	2,587
Hyundai Capital America 2.65% 2/10/2025[2]		12,372	11,732

170	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Hyundai Capital America 1.80% 10/15/2025[2]	USD	13,274	$12,114
Hyundai Capital America 1.30% 1/8/2026[2]		6,000	5,371
Hyundai Capital America 5.50% 3/30/2026[2]		705	699
Hyundai Capital America 1.50% 6/15/2026[2]		7,475	6,624
Hyundai Capital America 1.65% 9/17/2026[2]		7,275	6,414
Hyundai Capital America 3.00% 2/10/2027[2]		9,000	8,211
Hyundai Capital America 2.375% 10/15/2027[2]		7,543	6,605
Hyundai Capital America 1.80% 1/10/2028[2]		5,965	5,033
Hyundai Capital America 5.60% 3/30/2028[2]		1,385	1,379
Hyundai Capital America 2.00% 6/15/2028[2]		5,775	4,860
Hyundai Capital America 5.68% 6/26/2028[2]		2,590	2,571
Hyundai Capital America 2.10% 9/15/2028[2]		3,010	2,525
Hyundai Capital America 5.80% 4/1/2030[2]		2,398	2,416
Hyundai Capital America 5.70% 6/26/2030[2]		1,555	1,546
Hyundai Capital Services, Inc. 1.25% 2/8/2026[2]		3,695	3,297
KIA Corp. 2.375% 2/14/2025[2]		1,580	1,499
Marriott International, Inc. 5.75% 5/1/2025		190	191
Marriott International, Inc. 5.00% 10/15/2027		4,470	4,438
Marriott International, Inc. 4.90% 4/15/2029		1,073	1,044
McDonald’s Corp. 2.125% 3/1/2030		2,482	2,113
McDonald’s Corp. 3.60% 7/1/2030		1,014	944
McDonald’s Corp. 4.60% 9/9/2032		542	537
McDonald’s Corp. 4.45% 3/1/2047		3,535	3,183
McDonald’s Corp. 3.625% 9/1/2049		2,938	2,320
McDonald’s Corp. 5.15% 9/9/2052		509	508
Meituan 3.05% 10/28/2030[2]		3,200	2,537
Nissan Motor Acceptance Corp. 2.75% 3/9/2028[2]		3,167	2,605
Nissan Motor Co., Ltd. 3.043% 9/15/2023[2]		240	238
Sands China, Ltd. 2.80% 3/8/2027		2,368	2,057
Starbucks Corp. 3.75% 12/1/2047		3,785	2,989
Stellantis Finance US, Inc. 1.711% 1/29/2027[2]		5,486	4,810
Stellantis Finance US, Inc. 5.625% 1/12/2028[2]		825	833
Stellantis Finance US, Inc. 2.691% 9/15/2031[2]		5,119	4,093
Stellantis Finance US, Inc. 6.375% 9/12/2032[2]		8,490	8,672
Toyota Motor Credit Corp. 3.375% 4/1/2030		4,954	4,561
Toyota Motor Credit Corp. 4.55% 5/17/2030		1,625	1,586
Travel + Leisure Co. 6.625% 7/31/2026[2]		675	671
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[2]		15,000	14,913
Volkswagen Group of America Finance, LLC 2.85% 9/26/2024[2]		546	527
Volkswagen Group of America Finance, LLC 3.35% 5/13/2025[2]		2,636	2,526
Volkswagen Group of America Finance, LLC 1.625% 11/24/2027[2]		2,550	2,184
Wynn Resorts Finance, LLC 5.125% 10/1/2029[2]		410	368
			382,991

Communication services 2.99%
AT&T, Inc. 1.70% 3/25/2026		18,913	17,246
AT&T, Inc. 1.65% 2/1/2028		4,700	4,042
AT&T, Inc. 4.30% 2/15/2030		15,940	15,138
AT&T, Inc. 2.55% 12/1/2033		12,748	10,018
AT&T, Inc. 5.40% 2/15/2034		2,749	2,755
CCO Holdings, LLC 5.125% 5/1/2027[2]		4,800	4,475
CCO Holdings, LLC 4.75% 2/1/2032[2]		1,265	1,033
CCO Holdings, LLC 4.25% 1/15/2034[2]		3,875	2,933
Charter Communications Operating, LLC 2.25% 1/15/2029		1,351	1,126
Charter Communications Operating, LLC 2.80% 4/1/2031		6,057	4,876
Charter Communications Operating, LLC 4.40% 4/1/2033		1,947	1,710
Charter Communications Operating, LLC 5.75% 4/1/2048		5,000	4,284
Charter Communications Operating, LLC 5.25% 4/1/2053		835	675
Comcast Corp. 3.15% 2/15/2028		7,200	6,718
Comcast Corp. 4.55% 1/15/2029		1,610	1,582

American Funds Insurance Series	171

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Comcast Corp. 4.80% 5/15/2033	USD	5,196	$5,144
Comcast Corp. 2.887% 11/1/2051		554	372
Comcast Corp. 5.35% 5/15/2053		7,617	7,741
Comcast Corp. 5.50% 5/15/2064		250	254
Lumen Technologies, Inc. 4.00% 2/15/2027[2]		6,756	5,042
Meta Platforms, Inc. 4.45% 8/15/2052		3,775	3,285
Netflix, Inc. 4.875% 4/15/2028		23,259	23,025
Netflix, Inc. 5.875% 11/15/2028		29,921	30,977
Netflix, Inc. 6.375% 5/15/2029		5,078	5,377
Netflix, Inc. 5.375% 11/15/2029[2]		15,600	15,673
Netflix, Inc. 4.875% 6/15/2030[2]		18,665	18,385
News Corp. 5.125% 2/15/2032[2]		1,300	1,187
SBA Tower Trust 1.631% 11/15/2026[2]		6,741	5,823
Sirius XM Radio, Inc. 4.00% 7/15/2028[2]		675	587
Sprint Corp. 7.625% 2/15/2025		6,665	6,814
Tencent Holdings, Ltd. 2.39% 6/3/2030[2]		10,000	8,313
T-Mobile USA, Inc. 3.50% 4/15/2025		3,275	3,150
T-Mobile USA, Inc. 2.25% 2/15/2026		2,388	2,196
T-Mobile USA, Inc. 2.625% 4/15/2026		9,691	8,990
T-Mobile USA, Inc. 3.75% 4/15/2027		5,000	4,735
T-Mobile USA, Inc. 4.95% 3/15/2028		705	694
T-Mobile USA, Inc. 4.80% 7/15/2028		175	171
T-Mobile USA, Inc. 2.625% 2/15/2029		3,117	2,710
T-Mobile USA, Inc. 2.40% 3/15/2029		1,224	1,053
T-Mobile USA, Inc. 3.875% 4/15/2030		4,500	4,148
T-Mobile USA, Inc. 2.875% 2/15/2031		17,956	15,194
T-Mobile USA, Inc. 5.05% 7/15/2033		2,137	2,099
T-Mobile USA, Inc. 3.00% 2/15/2041		2,100	1,536
Verizon Communications, Inc. 4.329% 9/21/2028		1,539	1,484
Verizon Communications, Inc. 1.75% 1/20/2031		9,144	7,218
Verizon Communications, Inc. 2.55% 3/21/2031		7,535	6,293
Verizon Communications, Inc. 2.355% 3/15/2032		2,775	2,233
Verizon Communications, Inc. 3.40% 3/22/2041		1,085	838
Verizon Communications, Inc. 3.55% 3/22/2051		1,520	1,135
Verizon Communications, Inc. 3.875% 3/1/2052		3,155	2,491
Vodafone Group PLC 4.25% 9/17/2050		3,050	2,450
WarnerMedia Holdings, Inc. 3.428% 3/15/2024		6,552	6,435
WarnerMedia Holdings, Inc. 3.638% 3/15/2025		3,056	2,949
WarnerMedia Holdings, Inc. 3.755% 3/15/2027		7,031	6,561
WarnerMedia Holdings, Inc. 4.054% 3/15/2029		1,316	1,204
WarnerMedia Holdings, Inc. 4.279% 3/15/2032		2,152	1,909
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		719	606
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		7,158	5,833
WarnerMedia Holdings, Inc. 5.391% 3/15/2062		577	471
ZipRecruiter, Inc. 5.00% 1/15/2030[2]		1,500	1,279
			314,675

Industrials 2.85%
ADT Security Corp. 4.125% 8/1/2029[2]		510	441
Air Lease Corp. 0.80% 8/18/2024		3,175	2,992
Air Lease Corp. 2.875% 1/15/2026		10,172	9,416
Air Lease Corp. 2.20% 1/15/2027		4,341	3,853
Air Lease Corp. 5.30% 2/1/2028		3,725	3,658
Air Lease Corp. 2.10% 9/1/2028		2,450	2,037
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[2]		12,514	12,144
Avolon Holdings Funding, Ltd. 2.125% 2/21/2026[2]		8,333	7,412
Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[2]		3,302	3,079
Avolon Holdings Funding, Ltd. 3.25% 2/15/2027[2]		8,000	7,135
Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[2]		2,142	1,808

172	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
BNSF Funding Trust I, junior subordinated, 6.613% 12/15/2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[1]	USD	1,680	$1,629
Boeing Co. 1.95% 2/1/2024		5,206	5,088
Boeing Co. 2.80% 3/1/2024		500	490
Boeing Co. 4.875% 5/1/2025		31,897	31,454
Boeing Co. 2.75% 2/1/2026		17,427	16,236
Boeing Co. 2.196% 2/4/2026		18,147	16,663
Boeing Co. 3.10% 5/1/2026		649	610
Boeing Co. 2.70% 2/1/2027		6,473	5,920
Boeing Co. 5.04% 5/1/2027		14,350	14,182
Boeing Co. 3.25% 2/1/2028		10,801	9,924
Boeing Co. 3.25% 3/1/2028		1,925	1,753
Boeing Co. 5.15% 5/1/2030		41,174	40,803
Boeing Co. 3.625% 2/1/2031		877	790
Boeing Co. 3.90% 5/1/2049		1,411	1,080
Boeing Co. 5.805% 5/1/2050		4,836	4,822
Canadian Pacific Railway Co. 1.75% 12/2/2026		1,982	1,782
Canadian Pacific Railway Co. 3.10% 12/2/2051		2,286	1,625
Carrier Global Corp. 3.377% 4/5/2040		14,710	11,304
CK Hutchison International (23), Ltd. 4.75% 4/21/2028[2]		1,260	1,247
CSX Corp. 4.10% 11/15/2032		6,195	5,865
CSX Corp. 4.50% 11/15/2052		6,670	6,033
General Dynamics Corp. 3.75% 5/15/2028		479	459
General Dynamics Corp. 3.625% 4/1/2030		387	365
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[2]		2,690	2,519
Norfolk Southern Corp. 4.55% 6/1/2053		2,359	2,134
Northrop Grumman Corp. 3.25% 1/15/2028		10,845	10,121
Northrop Grumman Corp. 4.70% 3/15/2033		4,259	4,182
Northrop Grumman Corp. 4.95% 3/15/2053		2,459	2,398
Raytheon Technologies Corp. 3.125% 5/4/2027		4,551	4,266
Raytheon Technologies Corp. 4.125% 11/16/2028		4,974	4,794
Raytheon Technologies Corp. 2.375% 3/15/2032		451	370
Raytheon Technologies Corp. 5.15% 2/27/2033		3,359	3,406
Raytheon Technologies Corp. 2.82% 9/1/2051		665	447
Raytheon Technologies Corp. 3.03% 3/15/2052		1,190	838
Republic Services, Inc. 2.375% 3/15/2033		1,635	1,331
Republic Services, Inc. 5.00% 4/1/2034		15	15
Summit Digitel Infrastructure Pvt, Ltd. 2.875% 8/12/2031[2]		2,550	2,018
The Dun & Bradstreet Corp. 5.00% 12/15/2029[2]		2,798	2,470
Triton Container International, Ltd. 1.15% 6/7/2024[2]		1,609	1,526
Triton Container International, Ltd. 3.15% 6/15/2031[2]		2,482	1,912
Union Pacific Corp. 2.15% 2/5/2027		2,213	2,023
Union Pacific Corp. 2.40% 2/5/2030		4,454	3,875
Union Pacific Corp. 2.375% 5/20/2031		2,298	1,945
Union Pacific Corp. 2.80% 2/14/2032		5,244	4,528
Union Pacific Corp. 3.25% 2/5/2050		7,000	5,239
Union Pacific Corp. 2.95% 3/10/2052		1,405	977
United Rentals (North America), Inc. 5.50% 5/15/2027		2,500	2,463
Waste Management, Inc. 1.50% 3/15/2031		419	334
Waste Management, Inc. 4.15% 4/15/2032		688	656
			300,886

Energy 2.41%
Antero Resources Corp. 5.375% 3/1/2030[2]		280	259
Apache Corp. 4.625% 11/15/2025		645	624
Apache Corp. 4.25% 1/15/2030		2,465	2,198
Baker Hughes Holdings, LLC 2.061% 12/15/2026		1,136	1,024
BP Capital Markets America, Inc. 4.893% 9/11/2033		5,605	5,550
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		754	703
Cenovus Energy, Inc. 5.375% 7/15/2025		2,763	2,732

American Funds Insurance Series	173

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Cenovus Energy, Inc. 4.25% 4/15/2027	USD	13,613	$13,027
Cenovus Energy, Inc. 2.65% 1/15/2032		2,969	2,398
Cenovus Energy, Inc. 5.25% 6/15/2037		770	710
Cenovus Energy, Inc. 5.40% 6/15/2047		14,816	13,434
Cenovus Energy, Inc. 3.75% 2/15/2052		594	421
Cheniere Energy Partners, LP 3.25% 1/31/2032		937	772
Chevron Corp. 2.954% 5/16/2026		3,365	3,204
Chevron Corp. 3.078% 5/11/2050		692	516
Civitas Resources, Inc. 8.75% 7/1/2031[2]		1,400	1,421
ConocoPhillips Co. 3.80% 3/15/2052		466	378
ConocoPhillips Co. 5.30% 5/15/2053		5,888	5,994
Devon Energy Corp. 4.50% 1/15/2030		5,197	4,898
DT Midstream, Inc. 4.125% 6/15/2029[2]		555	488
Ecopetrol SA 4.625% 11/2/2031		270	209
Ecopetrol SA 8.875% 1/13/2033		15,110	14,975
Enbridge, Inc. 4.00% 10/1/2023		1,500	1,494
Energy Transfer, LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2028)[1]		500	384
Energy Transfer, LP (3-month USD-LIBOR + 4.028%) 9.349% junior subordinated perpetual bonds[3]		7,850	7,055
EQT Corp. 5.70% 4/1/2028		1,223	1,208
EQT Corp. 7.25% 2/1/2030[1]		7,500	7,859
Equinor ASA 3.625% 9/10/2028		4,928	4,706
Equinor ASA 3.125% 4/6/2030		20,000	18,327
Equinor ASA 3.25% 11/18/2049		5,687	4,276
Exxon Mobil Corp. 3.043% 3/1/2026		4,625	4,423
Exxon Mobil Corp. 2.61% 10/15/2030		1,040	914
Kinder Morgan, Inc. 5.20% 6/1/2033		2,169	2,103
Occidental Petroleum Corp. 8.875% 7/15/2030		4,345	4,998
Odebrecht Drilling Services, LLC 7.50% 6/15/2030[2]		6	6
Odebrecht Oil & Gas Finance, Ltd. 0% 12/31/2079[2]		1,150	3
Oleoducto Central SA 4.00% 7/14/2027[2]		1,715	1,504
Oleoducto Central SA 4.00% 7/14/2027		350	307
Petroleos Mexicanos 4.875% 1/18/2024		1,563	1,537
Petroleos Mexicanos 6.875% 10/16/2025		5,000	4,807
Petroleos Mexicanos 6.49% 1/23/2027		20,653	18,369
Petroleos Mexicanos 6.50% 3/13/2027		31,829	28,343
Petroleos Mexicanos 6.50% 1/23/2029		3,139	2,605
Petroleos Mexicanos 8.75% 6/2/2029		5,805	5,257
Petroleos Mexicanos 5.95% 1/28/2031		847	619
Petroleos Mexicanos 6.70% 2/16/2032		10,538	8,022
Qatar Energy 2.25% 7/12/2031[2]		22,020	18,496
Qatar Energy 3.30% 7/12/2051[2]		2,185	1,608
Sabine Pass Liquefaction, LLC 5.75% 5/15/2024		5,148	5,141
Shell International Finance BV 3.875% 11/13/2028		9,410	9,109
Shell International Finance BV 2.75% 4/6/2030		1,186	1,060
Southwestern Energy Co. 5.70% 1/23/2025[1]		495	493
Total Capital Canada, Ltd. 2.75% 7/15/2023		2,140	2,138
TotalEnergies Capital International SA 3.455% 2/19/2029		885	824
TransCanada Pipelines, Ltd. 4.10% 4/15/2030		1,578	1,467
Western Midstream Operating, LP 3.35% 2/1/2025[1]		2,782	2,662
Western Midstream Operating, LP 4.30% 2/1/2030[1]		2,202	1,979
Western Midstream Operating, LP 5.50% 2/1/2050[1]		3,079	2,527
Williams Companies, Inc. 4.50% 11/15/2023		500	498
Williams Companies, Inc. 4.30% 3/4/2024		595	588
			253,651

174	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples 1.50%
7-Eleven, Inc. 1.80% 2/10/2031[2]	USD	2,923	$2,313
7-Eleven, Inc. 2.80% 2/10/2051[2]		5,000	3,174
Altria Group, Inc. 4.40% 2/14/2026		4,585	4,489
Altria Group, Inc. 4.50% 5/2/2043		1,585	1,262
Altria Group, Inc. 5.95% 2/14/2049		3,184	3,026
Anheuser-Busch InBev Worldwide, Inc. 4.75% 1/23/2029		7,500	7,472
Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/2049		4,715	4,974
Anheuser-Busch InBev Worldwide, Inc. 4.50% 6/1/2050		1,355	1,251
BAT Capital Corp. 3.557% 8/15/2027		9,271	8,531
BAT Capital Corp. 2.259% 3/25/2028		2,353	2,018
BAT Capital Corp. 4.742% 3/16/2032		2,675	2,441
BAT Capital Corp. 4.39% 8/15/2037		812	650
BAT Capital Corp. 4.54% 8/15/2047		11,017	8,119
BAT Capital Corp. 4.758% 9/6/2049		15,972	12,074
BAT Capital Corp. 5.65% 3/16/2052		120	104
BAT International Finance PLC 3.95% 6/15/2025[2]		16,879	16,262
BAT International Finance PLC 1.668% 3/25/2026		4,070	3,661
BAT International Finance PLC 4.448% 3/16/2028		2,925	2,763
Conagra Brands, Inc. 5.30% 11/1/2038		436	419
Conagra Brands, Inc. 5.40% 11/1/2048		37	35
Constellation Brands, Inc. 3.50% 5/9/2027		7,500	7,105
Constellation Brands, Inc. 4.35% 5/9/2027		890	868
Constellation Brands, Inc. 2.875% 5/1/2030		620	538
Constellation Brands, Inc. 2.25% 8/1/2031		1,487	1,216
Constellation Brands, Inc. 4.75% 5/9/2032		2,284	2,218
Constellation Brands, Inc. 4.90% 5/1/2033		2,807	2,759
H.J. Heinz Co. 4.875% 10/1/2049		2,725	2,489
Imperial Brands Finance PLC 6.125% 7/27/2027[2]		1,605	1,609
Indofood CBP Sukses Makmur Tbk PT 3.398% 6/9/2031		3,110	2,632
Indofood CBP Sukses Makmur Tbk PT 4.745% 6/9/2051		685	513
JBS USA Lux SA 2.50% 1/15/2027[2]		3,491	3,061
JBS USA Lux SA 3.00% 2/2/2029[2]		2,709	2,304
JBS USA Lux SA 5.50% 1/15/2030[2]		435	418
JBS USA Lux SA 3.625% 1/15/2032[2]		1,430	1,162
JBS USA Lux SA 3.00% 5/15/2032[2]		3,430	2,636
JBS USA Lux SA 5.75% 4/1/2033[2]		3,164	2,977
PepsiCo, Inc. 1.95% 10/21/2031		6,354	5,262
Philip Morris International, Inc. 4.875% 2/13/2026		2,508	2,491
Philip Morris International, Inc. 5.125% 2/15/2030		982	972
Philip Morris International, Inc. 5.375% 2/15/2033		2,435	2,431
Philip Morris International, Inc. 4.125% 3/4/2043		4,117	3,365
Philip Morris International, Inc. 4.875% 11/15/2043		5,088	4,553
Reynolds American, Inc. 4.45% 6/12/2025		14,570	14,165
Reynolds American, Inc. 5.85% 8/15/2045		1,395	1,242
Walmart, Inc. 4.10% 4/15/2033		2,800	2,720
Walmart, Inc. 4.50% 4/15/2053		1,277	1,246
			157,990

Real estate 0.78%
American Tower Corp. 3.65% 3/15/2027		1,375	1,289
Boston Properties, LP 2.45% 10/1/2033		1,335	963
Boston Properties, LP 6.50% 1/15/2034		10,849	10,925
Corp. Inmobiliaria Vesta, SAB de CV 3.625% 5/13/2031[2]		395	329
Corporate Office Properties, LP 2.00% 1/15/2029		1,139	869
Corporate Office Properties, LP 2.75% 4/15/2031		1,547	1,177
Corporate Office Properties, LP 2.90% 12/1/2033		564	392
Crown Castle, Inc. 5.00% 1/11/2028		4,922	4,836
Equinix, Inc. 2.90% 11/18/2026		2,762	2,535
Equinix, Inc. 3.20% 11/18/2029		2,146	1,887
Equinix, Inc. 2.50% 5/15/2031		5,155	4,202

American Funds Insurance Series	175

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Equinix, Inc. 3.90% 4/15/2032	USD	1,155	$1,038
Equinix, Inc. 3.40% 2/15/2052		436	305
FibraSOMA 4.375% 7/22/2031[2]		1,475	1,105
Howard Hughes Corp. 4.375% 2/1/2031[2]		675	539
Invitation Homes Operating Partnership, LP 2.30% 11/15/2028		767	653
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		1,333	1,023
Iron Mountain, Inc. 4.875% 9/15/2027[2]		1,605	1,518
Iron Mountain, Inc. 5.25% 3/15/2028[2]		3,500	3,276
Iron Mountain, Inc. 5.25% 7/15/2030[2]		675	609
Omega Healthcare Investors, Inc. 4.375% 8/1/2023		186	186
Piedmont Operating Partnership, LP 4.45% 3/15/2024		1,000	978
Prologis, LP 4.875% 6/15/2028		1,040	1,031
Prologis, LP 4.75% 6/15/2033		1,409	1,378
Prologis, LP 5.125% 1/15/2034		6,175	6,135
Prologis, LP 5.25% 6/15/2053		117	115
Public Storage 2.30% 5/1/2031		3,195	2,661
Scentre Group Trust 1 3.50% 2/12/2025[2]		4,015	3,854
Service Properties Trust 4.50% 3/15/2025		855	809
Service Properties Trust 3.95% 1/15/2028		1,710	1,341
VICI Properties, LP 4.375% 5/15/2025		670	648
VICI Properties, LP 4.75% 2/15/2028		6,844	6,487
VICI Properties, LP 4.95% 2/15/2030		5,515	5,178
VICI Properties, LP 5.125% 5/15/2032		11,766	11,020
VICI Properties, LP 5.625% 5/15/2052		550	491
			81,782

Information technology 0.46%
Analog Devices, Inc. 2.80% 10/1/2041		521	387
Apple, Inc. 4.00% 5/10/2028		2,850	2,805
Apple, Inc. 3.35% 8/8/2032		320	299
Apple, Inc. 4.30% 5/10/2033		1,205	1,199
Apple, Inc. 2.70% 8/5/2051		7,080	4,938
Apple, Inc. 3.95% 8/8/2052		3,335	2,942
Apple, Inc. 4.85% 5/10/2053		3,439	3,527
Broadcom Corp. 3.875% 1/15/2027		5,966	5,692
Broadcom, Inc. 4.00% 4/15/2029[2]		1,470	1,359
Broadcom, Inc. 4.15% 4/15/2032[2]		2,270	2,057
Broadcom, Inc. 3.469% 4/15/2034[2]		9,934	8,152
Broadcom, Inc. 3.137% 11/15/2035[2]		847	650
Intel Corp. 5.20% 2/10/2033		1,353	1,367
Intel Corp. 5.70% 2/10/2053		231	235
Intel Corp. 5.90% 2/10/2063		425	439
Oracle Corp. 1.65% 3/25/2026		4,867	4,419
Oracle Corp. 3.95% 3/25/2051		4,359	3,298
Salesforce, Inc. 1.95% 7/15/2031		3,775	3,118
Salesforce, Inc. 2.70% 7/15/2041		875	644
Salesforce, Inc. 2.90% 7/15/2051		2,012	1,416
			48,943

Materials 0.25%
Air Products and Chemicals, Inc. 2.70% 5/15/2040		2,911	2,175
BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026		1,225	1,220
BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028		2,502	2,487
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		441	440
Braskem Netherlands Finance BV 7.25% 2/13/2033[2]		700	688
Celanese US Holdings, LLC 6.165% 7/15/2027		2,875	2,862
Celanese US Holdings, LLC 6.33% 7/15/2029		297	295
Celanese US Holdings, LLC 6.379% 7/15/2032		2,200	2,220
EIDP, Inc. 4.50% 5/15/2026		1,494	1,467
EIDP, Inc. 4.80% 5/15/2033		4,840	4,741

176	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
International Flavors & Fragrances, Inc. 2.30% 11/1/2030[2]	USD	2,861	$2,269
Methanex Corp. 5.125% 10/15/2027		510	475
Nova Chemicals Corp. 4.25% 5/15/2029[2]		425	347
Nutrien, Ltd. 4.90% 3/27/2028		567	557
Nutrien, Ltd. 5.80% 3/27/2053		402	404
OCI NV 6.70% 3/16/2033[2]		1,350	1,321
POSCO 5.75% 1/17/2028[2]		745	756
Rio Tinto Finance (USA) PLC 5.00% 3/9/2033		440	444
Rio Tinto Finance (USA) PLC 5.125% 3/9/2053		470	474
South32 Treasury, Ltd. 4.35% 4/14/2032[2]		1,384	1,216
			26,858

Municipals 0.01%
Aeropuerto Internacional de Tocumen, SA 4.00% 8/11/2041[2]		730	586
Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[2]		565	436
			1,022

Total corporate bonds, notes & loans			3,573,639

Mortgage-backed obligations 30.68%
Federal agency mortgage-backed obligations 27.83%
Fannie Mae Pool #AB1068 4.50% 5/1/2025[5]		24	24
Fannie Mae Pool #256133 4.50% 1/1/2026[5]		25	24
Fannie Mae Pool #AR3058 3.00% 1/1/2028[5]		66	64
Fannie Mae Pool #AS8018 3.00% 9/1/2031[5]		39	37
Fannie Mae Pool #BM4741 3.00% 4/1/2032[5]		24	23
Fannie Mae Pool #913966 6.00% 2/1/2037[5]		34	34
Fannie Mae Pool #945680 6.00% 9/1/2037[5]		398	413
Fannie Mae Pool #924866 3.765% 10/1/2037[3,5]		141	137
Fannie Mae Pool #988588 5.50% 8/1/2038[5]		180	184
Fannie Mae Pool #889982 5.50% 11/1/2038[5]		851	874
Fannie Mae Pool #AB1297 5.00% 8/1/2040[5]		186	187
Fannie Mae Pool #AH8144 5.00% 4/1/2041[5]		790	790
Fannie Mae Pool #AH9479 5.00% 4/1/2041[5]		739	744
Fannie Mae Pool #FM7365 2.00% 5/1/2041[5]		160,121	136,785
Fannie Mae Pool #AI1862 5.00% 5/1/2041[5]		892	897
Fannie Mae Pool #AI3510 5.00% 6/1/2041[5]		457	459
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[5]		410	413
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[5]		296	298
Fannie Mae Pool #MA4501 2.00% 12/1/2041[5]		9,604	8,132
Fannie Mae Pool #MA4540 2.00% 2/1/2042[5]		2,528	2,150
Fannie Mae Pool #AZ3904 4.00% 5/1/2045[5]		41	39
Fannie Mae Pool #FM9416 3.50% 7/1/2045[5]		2,688	2,503
Fannie Mae Pool #AL8522 3.50% 5/1/2046[5]		849	790
Fannie Mae Pool #BD1968 4.00% 7/1/2046[5]		781	745
Fannie Mae Pool #BD5477 4.00% 7/1/2046[5]		135	129
Fannie Mae Pool #BE0592 4.00% 11/1/2046[5]		309	292
Fannie Mae Pool #MA3058 4.00% 7/1/2047[5]		40	38
Fannie Mae Pool #CA0770 3.50% 11/1/2047[5]		4,446	4,115
Fannie Mae Pool #CA0706 4.00% 11/1/2047[5]		86	82
Fannie Mae Pool #BM4413 4.50% 12/1/2047[5]		2,621	2,574
Fannie Mae Pool #CA1189 3.50% 2/1/2048[5]		1,327	1,228
Fannie Mae Pool #BJ5749 4.00% 5/1/2048[5]		16	16
Fannie Mae Pool #BF0293 3.00% 7/1/2048[5]		6,601	5,885
Fannie Mae Pool #BF0318 3.50% 8/1/2048[5]		5,313	4,909
Fannie Mae Pool #FM4891 3.50% 10/1/2048[5]		20,028	18,640
Fannie Mae Pool #BM4676 4.00% 10/1/2048[5]		12	12
Fannie Mae Pool #FM3280 3.50% 5/1/2049[5]		702	654
Fannie Mae Pool #CA3807 3.00% 7/1/2049[5]		1,344	1,201
Fannie Mae Pool #CA3806 3.00% 7/1/2049[5]		892	798
Fannie Mae Pool #FM1262 4.00% 7/1/2049[5]		21,572	20,580

American Funds Insurance Series	177

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM0007 3.50% 9/1/2049[5]	USD	14,432	$13,321
Fannie Mae Pool #FM1589 3.50% 9/1/2049[5]		4,208	3,883
Fannie Mae Pool #FM1954 3.50% 11/1/2049[5]		6,438	5,941
Fannie Mae Pool #CA5968 2.50% 6/1/2050[5]		5,920	5,089
Fannie Mae Pool #FM5507 3.00% 7/1/2050[5]		17,873	16,031
Fannie Mae Pool #CA6309 3.00% 7/1/2050[5]		6,449	5,767
Fannie Mae Pool #CA6349 3.00% 7/1/2050[5]		1,990	1,764
Fannie Mae Pool #CA6740 3.00% 8/1/2050[5]		1,187	1,052
Fannie Mae Pool #BQ1226 2.00% 9/1/2050[5]		4,344	3,576
Fannie Mae Pool #BP6715 2.00% 9/1/2050[5]		1	1
Fannie Mae Pool #FM4256 2.50% 9/1/2050[5]		3,170	2,730
Fannie Mae Pool #CA7028 2.50% 9/1/2050[5]		1,066	917
Fannie Mae Pool #CA7052 3.00% 9/1/2050[5]		446	396
Fannie Mae Pool #CA7325 2.00% 10/1/2050[5]		4,954	4,105
Fannie Mae Pool #CA7257 2.50% 10/1/2050[5]		302	260
Fannie Mae Pool #CA7381 3.00% 10/1/2050[5]		1,770	1,568
Fannie Mae Pool #CA7599 2.50% 11/1/2050[5]		7,177	6,179
Fannie Mae Pool #FM4897 3.00% 11/1/2050[5]		18,185	16,313
Fannie Mae Pool #MA4208 2.00% 12/1/2050[5]		12,380	10,192
Fannie Mae Pool #FM5166 3.00% 12/1/2050[5]		1,213	1,075
Fannie Mae Pool #MA4237 2.00% 1/1/2051[5]		36,405	29,970
Fannie Mae Pool #BR4104 2.00% 1/1/2051[5]		5,834	4,802
Fannie Mae Pool #FM6113 2.50% 1/1/2051[5]		25,937	22,103
Fannie Mae Pool #BR2666 2.00% 2/1/2051[5]		460	381
Fannie Mae Pool #CA8828 2.50% 2/1/2051[5]		6,092	5,242
Fannie Mae Pool #FM6548 2.00% 3/1/2051[5]		4,949	4,100
Fannie Mae Pool #MA4282 2.50% 3/1/2051[5]		1,495	1,276
Fannie Mae Pool #CB0290 2.00% 4/1/2051[5]		21,066	17,321
Fannie Mae Pool #MA4305 2.00% 4/1/2051[5]		32	26
Fannie Mae Pool #BR6309 2.50% 4/1/2051[5]		4,884	4,162
Fannie Mae Pool #MA4306 2.50% 4/1/2051[5]		4,224	3,604
Fannie Mae Pool #CB0191 3.00% 4/1/2051[5]		3,533	3,130
Fannie Mae Pool #CB0193 3.00% 4/1/2051[5]		435	385
Fannie Mae Pool #BR1035 2.00% 5/1/2051[5]		19	16
Fannie Mae Pool #FM7803 2.00% 6/1/2051[5]		591	489
Fannie Mae Pool #FM7909 3.00% 6/1/2051[5]		343	304
Fannie Mae Pool #FM7510 3.00% 6/1/2051[5]		232	206
Fannie Mae Pool #FM7900 2.50% 7/1/2051[5]		516	443
Fannie Mae Pool #FM8442 2.50% 8/1/2051[5]		8,826	7,527
Fannie Mae Pool #FS1057 2.50% 8/1/2051[5]		178	152
Fannie Mae Pool #CB1304 3.00% 8/1/2051[5]		1,589	1,413
Fannie Mae Pool #CB1527 2.50% 9/1/2051[5]		1,218	1,040
Fannie Mae Pool #FS4628 3.00% 10/1/2051[5]		3,932	3,484
Fannie Mae Pool #FS0965 2.00% 11/1/2051[5]		152	125
Fannie Mae Pool #FM9810 3.00% 11/1/2051[5]		1,130	1,000
Fannie Mae Pool #MA4493 2.50% 12/1/2051[5]		449	381
Fannie Mae Pool #CB2787 3.50% 12/1/2051[5]		27	24
Fannie Mae Pool #FS0454 3.00% 1/1/2052[5]		1,160	1,027
Fannie Mae Pool #BV3076 2.00% 2/1/2052[5]		20,332	16,627
Fannie Mae Pool #CB2765 2.00% 2/1/2052[5]		6,672	5,483
Fannie Mae Pool #FS0647 3.00% 2/1/2052[5]		39,435	35,201
Fannie Mae Pool #FS1655 4.00% 4/1/2052[5]		330	310
Fannie Mae Pool #CB3597 3.50% 5/1/2052[5]		496	453
Fannie Mae Pool #FS3539 3.50% 7/1/2052[5]		1,965	1,793
Fannie Mae Pool #BW8497 4.50% 9/1/2052[5]		64	62
Fannie Mae Pool #BX0097 4.50% 10/1/2052[5]		2,785	2,689
Fannie Mae Pool #BW1289 5.50% 10/1/2052[5]		3,406	3,401
Fannie Mae Pool #BW1243 5.50% 10/1/2052[5]		3,185	3,182
Fannie Mae Pool #MA4820 6.50% 10/1/2052[5]		260	267
Fannie Mae Pool #BX1132 4.50% 11/1/2052[5]		982	945
Fannie Mae Pool #MA4842 5.50% 12/1/2052[5]		5,901	5,893

178	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB5778 6.00% 12/1/2052[5]	USD	48		$49
Fannie Mae Pool #MA4919 5.50% 2/1/2053[5]		9,171		9,132
Fannie Mae Pool #BX7779 5.50% 3/1/2053[5]		5,000		4,978
Fannie Mae Pool #MA4977 4.50% 4/1/2053[5]		747		718
Fannie Mae Pool #BY0130 5.50% 4/1/2053[5]		1,000		996
Fannie Mae Pool #CB6033 6.00% 4/1/2053[5]		22,938		23,211
Fannie Mae Pool #MA4981 6.50% 4/1/2053[5]		25,614		26,170
Fannie Mae Pool #FS4563 5.00% 5/1/2053[5]		3,239		3,178
Fannie Mae Pool #MA5010 5.50% 5/1/2053[5]		7,149		7,119
Fannie Mae Pool #BY1592 5.50% 5/1/2053[5]		1,000		996
Fannie Mae Pool #MA5011 6.00% 5/1/2053[5]		9,145		9,229
Fannie Mae Pool #MA5039 5.50% 6/1/2053[5]		12,621		12,568
Fannie Mae Pool #FS5192 5.50% 6/1/2053[5]		8,170		8,152
Fannie Mae Pool #CB6485 6.00% 6/1/2053[5]		4,820		4,864
Fannie Mae Pool #CB6486 6.00% 6/1/2053[5]		2,981		3,021
Fannie Mae Pool #CB6465 6.00% 6/1/2053[5]		2,128		2,153
Fannie Mae Pool #FS4652 6.50% 6/1/2053[5]		1,723		1,761
Fannie Mae Pool #MA5071 5.00% 7/1/2053[5]		52,841		51,807
Fannie Mae Pool #MA5072 5.50% 7/1/2053[5]		16,468		16,398
Fannie Mae Pool #BF0145 3.50% 3/1/2057[5]		11,371		10,434
Fannie Mae Pool #BF0264 3.50% 5/1/2058[5]		8,601		7,850
Fannie Mae Pool #BF0332 3.00% 1/1/2059[5]		18,456		16,314
Fannie Mae Pool #BF0497 3.00% 7/1/2060[5]		21,551		18,412
Fannie Mae Pool #BF0585 4.50% 12/1/2061[5]		1,285		1,240
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[3,5]		—	[6]	—	[6]
Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041[5]		6		6
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[5]		17		18
Fannie Mae, Series 2002-W1, Class 2A, 4.782% 2/25/2042[3,5]		20		19
Freddie Mac Pool #ZS8507 3.00% 11/1/2028[5]		98		93
Freddie Mac Pool #ZK7590 3.00% 1/1/2029[5]		2,077		1,988
Freddie Mac Pool #A15120 5.50% 10/1/2033[5]		49		49
Freddie Mac Pool #QN1073 3.00% 12/1/2034[5]		41		38
Freddie Mac Pool #G05196 5.50% 10/1/2038[5]		47		48
Freddie Mac Pool #G05267 5.50% 12/1/2038[5]		35		36
Freddie Mac Pool #G06020 5.50% 12/1/2039[5]		67		69
Freddie Mac Pool #G05860 5.50% 2/1/2040[5]		246		253
Freddie Mac Pool #RB5071 2.00% 9/1/2040[5]		2,162		1,855
Freddie Mac Pool #A93948 4.50% 9/1/2040[5]		151		149
Freddie Mac Pool #SC0149 2.00% 3/1/2041[5]		6,434		5,510
Freddie Mac Pool #G06868 4.50% 4/1/2041[5]		162		160
Freddie Mac Pool #RB0544 2.00% 6/1/2041[5]		11,217		9,588
Freddie Mac Pool #G06841 5.50% 6/1/2041[5]		390		401
Freddie Mac Pool #RB5138 2.00% 12/1/2041[5]		2,531		2,153
Freddie Mac Pool #RB5145 2.00% 2/1/2042[5]		2,480		2,109
Freddie Mac Pool #RB5148 2.00% 3/1/2042[5]		5,296		4,502
Freddie Mac Pool #Z40130 3.00% 1/1/2046[5]		19,611		17,600
Freddie Mac Pool #ZT2100 3.00% 4/1/2047[5]		105		94
Freddie Mac Pool #G08789 4.00% 11/1/2047[5]		594		569
Freddie Mac Pool #G61733 3.00% 12/1/2047[5]		4,922		4,414
Freddie Mac Pool #G67709 3.50% 3/1/2048[5]		12,797		11,864
Freddie Mac Pool #G61628 3.50% 9/1/2048[5]		318		294
Freddie Mac Pool #Q58494 4.00% 9/1/2048[5]		1,256		1,200
Freddie Mac Pool #ZN4842 3.50% 4/1/2049[5]		742		685
Freddie Mac Pool #RA1369 3.50% 9/1/2049[5]		1,911		1,763
Freddie Mac Pool #SD7508 3.50% 10/1/2049[5]		10,429		9,635
Freddie Mac Pool #QA4673 3.00% 11/1/2049[5]		28,476		25,449
Freddie Mac Pool #QB1368 2.50% 7/1/2050[5]		5,674		4,887
Freddie Mac Pool #RA3384 3.00% 8/1/2050[5]		464		411
Freddie Mac Pool #SD8090 2.00% 9/1/2050[5]		1,324		1,090
Freddie Mac Pool #RA3506 3.00% 9/1/2050[5]		2,024		1,793
Freddie Mac Pool #SD7525 2.50% 10/1/2050[5]		7,136		6,146

American Funds Insurance Series	179

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8106 2.00% 11/1/2050[5]	USD	2,753	$2,266
Freddie Mac Pool #RA3987 2.50% 11/1/2050[5]		12,538	10,715
Freddie Mac Pool #QB8605 2.00% 2/1/2051[5]		502	415
Freddie Mac Pool #SD8128 2.00% 2/1/2051[5]		112	92
Freddie Mac Pool #SD8134 2.00% 3/1/2051[5]		80,974	66,410
Freddie Mac Pool #RA5288 2.00% 5/1/2051[5]		2,814	2,312
Freddie Mac Pool #RA5267 3.00% 5/1/2051[5]		1,312	1,162
Freddie Mac Pool #SD1852 2.50% 6/1/2051[5]		13,448	11,469
Freddie Mac Pool #QC2817 2.50% 6/1/2051[5]		2,755	2,359
Freddie Mac Pool #SD7544 3.00% 7/1/2051[5]		6,928	6,171
Freddie Mac Pool #RA5901 3.00% 9/1/2051[5]		1,292	1,143
Freddie Mac Pool #SD2880 3.00% 10/1/2051[5]		7,694	6,815
Freddie Mac Pool #SD0734 3.00% 10/1/2051[5]		2,081	1,851
Freddie Mac Pool #SD1385 2.50% 11/1/2051[5]		1,604	1,378
Freddie Mac Pool #RA6347 3.00% 11/1/2051[5]		1,466	1,297
Freddie Mac Pool #QD2025 3.50% 11/1/2051[5]		1,123	1,025
Freddie Mac Pool #SD7552 2.50% 1/1/2052[5]		10,613	9,094
Freddie Mac Pool #SD0855 2.50% 1/1/2052[5]		4,351	3,699
Freddie Mac Pool #SD0813 3.00% 1/1/2052[5]		4,710	4,187
Freddie Mac Pool #QD7089 3.50% 2/1/2052[5]		822	751
Freddie Mac Pool #SD8214 3.50% 5/1/2052[5]		6,869	6,266
Freddie Mac Pool #QE4855 3.50% 6/1/2052[5]		67	62
Freddie Mac Pool #QE4084 6.50% 6/1/2052[5]		319	330
Freddie Mac Pool #SD7556 3.00% 8/1/2052[5]		665	591
Freddie Mac Pool #QF1205 4.50% 9/1/2052[5]		295	284
Freddie Mac Pool #SD1896 4.00% 11/1/2052[5]		19,664	18,739
Freddie Mac Pool #SD1894 4.00% 11/1/2052[5]		6,861	6,568
Freddie Mac Pool #SD2948 5.50% 11/1/2052[5]		2,514	2,505
Freddie Mac Pool #QF2862 6.50% 11/1/2052[5]		63	64
Freddie Mac Pool #SD8280 6.50% 11/1/2052[5]		50	52
Freddie Mac Pool #SD2065 4.00% 12/1/2052[5]		1,094	1,027
Freddie Mac Pool #SD8288 5.00% 1/1/2053[5]		223	219
Freddie Mac Pool #SD8298 4.50% 2/1/2053[5]		16,900	16,257
Freddie Mac Pool #QF7144 5.50% 2/1/2053[5]		5,000	4,988
Freddie Mac Pool #SD8314 4.50% 4/1/2053[5]		218	209
Freddie Mac Pool #SD2716 5.00% 4/1/2053[5]		5,246	5,147
Freddie Mac Pool #SD8315 5.00% 4/1/2053[5]		624	611
Freddie Mac Pool #SD8316 5.50% 4/1/2053[5]		13,493	13,436
Freddie Mac Pool #QG1023 5.50% 4/1/2053[5]		5,000	4,978
Freddie Mac Pool #SD8324 5.50% 5/1/2053[5]		9,984	9,941
Freddie Mac Pool #QG3365 5.50% 5/1/2053[5]		5,000	4,978
Freddie Mac Pool #SD8329 5.00% 6/1/2053[5]		1,718	1,685
Freddie Mac Pool #SD8331 5.50% 6/1/2053[5]		26,570	26,457
Freddie Mac Pool #RA9294 6.50% 6/1/2053[5]		927	951
Freddie Mac Pool #RA9292 6.50% 6/1/2053[5]		778	797
Freddie Mac Pool #RA9289 6.50% 6/1/2053[5]		756	780
Freddie Mac Pool #RA9288 6.50% 6/1/2053[5]		725	751
Freddie Mac Pool #RA9287 6.50% 6/1/2053[5]		499	517
Freddie Mac Pool #RA9290 6.50% 6/1/2053[5]		388	400
Freddie Mac Pool #RA9291 6.50% 6/1/2053[5]		269	275
Freddie Mac Pool #RA9295 6.50% 6/1/2053[5]		198	206
Freddie Mac Pool #SD8341 5.00% 7/1/2053[5]		41,831	41,012
Freddie Mac Pool #SD8342 5.50% 7/1/2053[5]		69,423	69,129
Freddie Mac, Series 3061, Class PN, 5.50% 11/15/2035[5]		52	52
Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037[5]		120	121
Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033[3,5]		3,461	3,452
Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/2036[5]		114	95
Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/2036[5]		109	91
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[5]		7,817	7,350

180	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[5]	USD	1,809	$1,691
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[5]		10,215	9,550
Government National Mortgage Assn. 2.00% 7/1/2053[5,7]		6,025	5,066
Government National Mortgage Assn. 2.50% 7/1/2053[5,7]		4,621	4,002
Government National Mortgage Assn. 3.00% 7/1/2053[5,7]		9,198	8,220
Government National Mortgage Assn. 3.50% 7/1/2053[5,7]		2,631	2,429
Government National Mortgage Assn. 4.00% 7/1/2053[5,7]		1,048	992
Government National Mortgage Assn. 4.50% 7/1/2053[5,7]		34,475	33,277
Government National Mortgage Assn. 5.50% 7/1/2053[5,7]		46,140	45,927
Government National Mortgage Assn. 3.50% 8/1/2053[5,7]		29,925	27,655
Government National Mortgage Assn. 4.00% 8/1/2053[5,7]		42,107	39,875
Government National Mortgage Assn. 5.00% 8/1/2053[5,7]		12,796	12,571
Government National Mortgage Assn. Pool #MA5817 4.00% 3/20/2049[5]		11,598	11,097
Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049[5]		32	32
Government National Mortgage Assn. Pool #MA6221 4.50% 10/20/2049[5]		4,864	4,755
Government National Mortgage Assn. Pool #MA6600 3.50% 4/20/2050[5]		10,735	10,008
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[5]		9,388	8,019
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[5]		3,423	2,917
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[5]		3,387	2,878
Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052[5]		3,984	3,394
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[5]		1,532	1,179
Uniform Mortgage-Backed Security 2.00% 7/1/2038[5,7]		5,845	5,180
Uniform Mortgage-Backed Security 2.50% 7/1/2038[5,7]		1,315	1,197
Uniform Mortgage-Backed Security 4.00% 7/1/2038[5,7]		1,390	1,342
Uniform Mortgage-Backed Security 2.50% 8/1/2038[5,7]		6,230	5,681
Uniform Mortgage-Backed Security 2.00% 7/1/2053[5,7]		74,274	60,588
Uniform Mortgage-Backed Security 2.50% 7/1/2053[5,7]		36,782	31,195
Uniform Mortgage-Backed Security 3.00% 7/1/2053[5,7]		24,375	21,457
Uniform Mortgage-Backed Security 3.50% 7/1/2053[5,7]		94,647	86,258
Uniform Mortgage-Backed Security 4.00% 7/1/2053[5,7]		15,782	14,812
Uniform Mortgage-Backed Security 5.00% 7/1/2053[5,7]		107,111	104,960
Uniform Mortgage-Backed Security 5.50% 7/1/2053[5,7]		29,681	29,540
Uniform Mortgage-Backed Security 5.50% 7/1/2053[5,7]		2,930	2,917
Uniform Mortgage-Backed Security 6.00% 7/1/2053[5,7]		7,995	8,066
Uniform Mortgage-Backed Security 2.00% 8/1/2053[5,7]		36,780	30,046
Uniform Mortgage-Backed Security 2.50% 8/1/2053[5,7]		197,530	167,777
Uniform Mortgage-Backed Security 3.00% 8/1/2053[5,7]		16,715	14,735
Uniform Mortgage-Backed Security 3.50% 8/1/2053[5,7]		3,680	3,357
Uniform Mortgage-Backed Security 4.00% 8/1/2053[5,7]		114,980	108,005
Uniform Mortgage-Backed Security 4.50% 8/1/2053[5,7]		119,790	115,232
Uniform Mortgage-Backed Security 5.50% 8/1/2053[5,7]		128,010	127,380
Uniform Mortgage-Backed Security 6.00% 8/1/2053[5,7]		493,305	497,583
Uniform Mortgage-Backed Security 6.50% 8/1/2053[5,7]		8,447	8,620
			2,933,632

Commercial mortgage-backed securities 1.72%
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052[5]		770	715
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052[5]		100	91
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class A3, 6.26% 3/15/2056[3,5]		3,500	3,565
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2/15/2061[5]		205	189
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061[5]		126	116
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 5/15/2061[3,5]		2,444	2,309
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061[5]		1,018	878
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[5]		295	245
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052[5]		2,541	2,338
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053[3,5]		781	736
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.917% 5/15/2039[2,3,5]		8,575	8,527

American Funds Insurance Series	181

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 7.045% 4/15/2037[2,3,5]	USD	3,822	$3,716
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.262% 6/15/2027[2,3,5]		8,476	8,476
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.893% 9/15/2036[2,3,5]		14,727	14,269
BX Trust, Series 2021-VOLT, Class B, (1-month USD-LIBOR + 0.95%) 6.143% 9/15/2036[2,3,5]		570	547
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 6.092% 10/15/2036[2,3,5]		5,292	5,135
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 6.49% 10/15/2036[2,3,5]		995	959
BX Trust, Series 2021-ARIA, Class C, (1-month USD-LIBOR + 1.646%) 6.839% 10/15/2036[2,3,5]		996	959
BX Trust, Series 2021-RISE, Class A, (1-month USD-LIBOR + 0.74%) 5.941% 11/15/2036[2,3,5]		12,622	12,297
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.638% 4/15/2037[2,3,5]		5,336	5,263
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 5.863% 6/15/2038[2,3,5]		3,653	3,561
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 6.063% 6/15/2038[2,3,5]		423	410
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 6.293% 6/15/2038[2,3,5]		286	276
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 6.593% 6/15/2038[2,3,5]		723	695
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 6.043% 11/15/2038[2,3,5]		9,979	9,741
BX Trust, Series 2021-ACNT, Class B, (1-month USD-LIBOR + 1.25%) 6.443% 11/15/2038[2,3,5]		339	331
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 6.693% 11/15/2038[2,3,5]		100	97
BX Trust, Series 2021-ACNT, Class D, (1-month USD-LIBOR + 1.85%) 7.043% 11/15/2038[2,3,5]		151	146
BX Trust, Series 2022-GPA, Class A, (1-month USD CME Term SOFR + 2.165%) 7.312% 10/15/2039[2,3,5]		3,198	3,199
BX Trust, Series 2023-VLT2, Class A, (1-month USD CME Term SOFR + 2.281%) 7.34% 6/15/2040[2,3,5]		3,891	3,886
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 6/10/2028[2,3,5]		19,044	19,045
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049[5]		610	570
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 4/10/2047[5]		350	338
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 6/15/2057[5]		1,137	1,092
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049[5]		200	182
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 6.273% 7/15/2038[2,3,5]		2,776	2,724
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 6.573% 7/15/2038[2,3,5]		633	619
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 6.893% 7/15/2038[2,3,5]		864	842
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD-LIBOR + 2.25%) 7.443% 7/15/2038[2,3,5]		661	644
FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056[5]		2,432	2,429
Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class A, 3.144% 12/10/2036[2,5]		449	425
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[2,5]		1,897	1,479
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD CME Term SOFR + 1.148%) 6.295% 12/15/2036 (1-month USD CME Term SOFR + 1.348% on 12/15/2023)[1,2,5]		3,894	3,850

182	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
GS Mortgage Securities Trust, Series 2022-SHIP, Class A, (1-month USD CME Term SOFR + 0.731%) 5.878% 8/15/2024[2,3,5]	USD	1,317	$1,309
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050[5]		400	361
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052[5]		100	93
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[5]		1,536	1,252
ILPT Commercial Mortgage Pass-through Certificates, Series 2022-LPF2, Class A, (1-month USD CME Term SOFR + 2.245%) 7.392% 10/15/2039[2,3,5]		3,391	3,388
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2/15/2047[5]		3,280	3,225
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050[5]		640	591
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050[5]		240	218
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[2,5]		7,867	6,287
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049[3,5]		2,040	1,894
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD CME Term SOFR + 0.915%) 6.062% 4/15/2038[2,3,5]		154	151
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 8/15/2047[5]		5,446	5,283
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048[5]		410	389
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049[5]		245	229
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/2048[5]		730	675
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[2,5]		4,065	3,268
SREIT Trust, Series 2021-FLWR, Class A, (1-month USD-LIBOR + 0.577%) 5.77% 7/15/2036[2,3,5]		9,351	9,080
SREIT Trust, Series 2021-FLWR, Class B, (1-month USD-LIBOR + 0.926%) 6.119% 7/15/2036[2,3,5]		1,000	971
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.924% 11/15/2038[2,3,5]		8,739	8,499
SREIT Trust, Series 2021-MFP, Class B, (1-month USD-LIBOR + 1.079%) 6.273% 11/15/2038[2,3,5]		263	255
SREIT Trust, Series 2021-MFP, Class C, (1-month USD-LIBOR + 1.329%) 6.522% 11/15/2038[2,3,5]		141	136
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A-4, 3.789% 9/15/2048[5]		2,373	2,252
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049[5]		2,550	2,388
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052[5]		1,019	889
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060[5]		205	190
			181,184

Collateralized mortgage-backed obligations (privately originated) 1.13%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,3,5]		2,651	2,128
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055[2,5]		120	110
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[1,2,5]		5,724	5,193
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059[2,3,5]		849	758
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059[2,3,5]		526	495
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[2,5]		4,663	4,085
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[2,3,5]		2,649	2,493
Cascade Funding Mortgage Trust, Series 2023-HB12, Class A, 4.25% 4/25/2033[2,3,5]		603	578
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[2,3,5]		1,451	1,376
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[2,3,5]		6,565	6,046
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[2,3,5]		193	174

American Funds Insurance Series	183

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[2,3,5]	USD	1,574	$1,310
Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1, (30-day Average USD-SOFR + 2.75%) 7.817% 5/25/2042[2,3,5]		298	304
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 7.467% 12/25/2042[2,3,5]		664	669
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.367% 5/25/2043[2,3,5]		3,574	3,593
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 6.967% 6/25/2043[2,3,5]		2,505	2,514
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[2,5]		1,575	1,411
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.919% 8/12/2043[2,3,5]		8,924	8,695
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[2,5]		2,002	2,159
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[2,5]		2,550	2,559
Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 7/25/2051[2,3,5]		2,013	1,626
Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 8/25/2051[2,3,5]		1,882	1,520
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051[2,3,5]		1,980	1,599
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[2,3,5]		3,106	2,519
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051[2,3,5]		2,159	1,744
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 7.067% 4/25/2042[2,3,5]		1,376	1,380
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 7.267% 5/25/2042[2,3,5]		66	66
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 8.017% 6/25/2042[2,3,5]		250	254
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.217% 9/25/2042[2,3,5]		535	538
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 8.767% 9/25/2042[2,3,5]		1,519	1,568
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (1-month USD-LIBOR + 1.85%) 7.00% 2/25/2050[2,3,5]		2,638	2,647
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (1-month USD-LIBOR + 6.00%) 11.15% 8/25/2050[2,3,5]		881	979
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[2,3,5]		3,272	2,736
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[2,5]		5,165	4,511
Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 7/25/2051[2,3,5]		863	697
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,2,5]		3,329	3,199
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[2,3,5]		804	747
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,2,5]		2,488	2,311
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 6.00% 11/25/2055[2,3,5]		16,160	15,976
MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 7/25/2060[2,3,5]		2,874	2,536
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056[2,3,5]		3,400	2,799
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[2,5]		1,124	1,024
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[2,3,5]		2,415	2,320
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[2,5]		10,053	8,787
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[2,8]		1,680	1,486
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[2,5]		5,033	4,481
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[2,5]		2,229	2,180
			118,880

Total mortgage-backed obligations			3,233,696

184	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes 23.16%
U.S. Treasury 20.12%
U.S. Treasury 2.25% 12/31/2023	USD	378		$373
U.S. Treasury 1.50% 2/29/2024		407		396
U.S. Treasury 2.125% 2/29/2024		7,655		7,495
U.S. Treasury 4.50% 11/30/2024		41,180		40,752
U.S. Treasury 3.875% 3/31/2025[9]		276,152		270,744
U.S. Treasury 4.25% 5/31/2025		107,063		105,715
U.S. Treasury 4.625% 6/30/2025		37,155		36,997
U.S. Treasury 3.00% 7/15/2025		97,643		94,118
U.S. Treasury 2.25% 11/15/2025		6,785		6,412
U.S. Treasury 0.375% 12/31/2025		44,080		39,734
U.S. Treasury 0.375% 1/31/2026		5,615		5,042
U.S. Treasury 4.00% 2/15/2026		13,188		12,987
U.S. Treasury 3.625% 5/15/2026		1,926		1,879
U.S. Treasury 0.75% 5/31/2026		21,890		19,663
U.S. Treasury 4.125% 6/15/2026		205		203
U.S. Treasury 0.75% 8/31/2026		16,021		14,291
U.S. Treasury 1.875% 2/28/2027		4,000		3,667
U.S. Treasury 2.75% 4/30/2027		11,500		10,862
U.S. Treasury 2.625% 5/31/2027		43,530		40,896
U.S. Treasury 2.25% 11/15/2027[9]		105,830		97,464
U.S. Treasury 6.125% 11/15/2027		24,000		25,804
U.S. Treasury 1.125% 2/29/2028		9,895		8,622
U.S. Treasury 4.00% 2/29/2028		4,750		4,715
U.S. Treasury 3.625% 3/31/2028		13		13
U.S. Treasury 3.625% 5/31/2028		90,450		88,460
U.S. Treasury 4.00% 6/30/2028		24,000		23,886
U.S. Treasury 1.00% 7/31/2028		5,630		4,828
U.S. Treasury 1.125% 8/31/2028		13,555		11,678
U.S. Treasury 5.25% 11/15/2028		5,700		5,994
U.S. Treasury 2.375% 5/15/2029		4,070		3,710
U.S. Treasury 3.875% 12/31/2029[9]		264,735		262,366
U.S. Treasury 4.00% 2/28/2030		38,255		38,222
U.S. Treasury 3.75% 5/31/2030		22,646		22,325
U.S. Treasury 3.75% 6/30/2030		18,000		17,783
U.S. Treasury 1.625% 5/15/2031		1,630		1,385
U.S. Treasury 4.125% 11/15/2032		114		116
U.S. Treasury 3.375% 5/15/2033		111,174		107,384
U.S. Treasury 4.25% 5/15/2039[9]		102,285		106,981
U.S. Treasury 1.125% 5/15/2040		103,968		67,416
U.S. Treasury 1.375% 11/15/2040		24,540		16,422
U.S. Treasury 1.875% 2/15/2041		36,900		26,792
U.S. Treasury 2.00% 11/15/2041		57		42
U.S. Treasury 2.375% 2/15/2042		2,701		2,103
U.S. Treasury 3.875% 5/15/2043		29,819		29,175
U.S. Treasury 3.00% 2/15/2049		129,850		109,802
U.S. Treasury 2.875% 5/15/2049		290		240
U.S. Treasury 1.25% 5/15/2050		3,390		1,905
U.S. Treasury 1.875% 11/15/2051		4,670		3,080
U.S. Treasury 2.875% 5/15/2052		990		819
U.S. Treasury 4.00% 11/15/2052		13,243		13,588
U.S. Treasury 3.625% 2/15/2053[9]		318,152		305,015
				2,120,361

U.S. Treasury inflation-protected securities 3.04%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[10]		—	[6]	—	[6]
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[10]		67,156		65,184
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[10]		19,310		18,518
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[10]		55,723		53,356
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[10]		5,716		5,346
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[10]		51,430		47,612

American Funds Insurance Series	185

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[10]	USD	73,752	$69,161
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[10]		5,427	5,349
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[9,10]		55,297	51,741
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[10]		6,228	4,152
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[10]		185	123
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[10]		59	57
			320,599

Total U.S. Treasury bonds & notes			2,440,960

Asset-backed obligations 4.89%
ACHV ABS Trust, Series 2023-1, Class A, 6.42% 3/18/2030[2,5]		104	104
Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.03% 8/17/2026[2,5]		701	682
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[2,5]		409	395
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[2,5]		305	299
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 6/15/2026[2,5]		317	316
American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 6/15/2026[2,5]		2,500	2,462
American Credit Acceptance Receivables Trust, Series 2022-3, Class B, 4.55% 10/13/2026[2,5]		360	356
American Credit Acceptance Receivables Trust, Series 2023-2, Class A, 5.89% 10/13/2026[2,5]		1,232	1,229
American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 3/15/2027[2,5]		488	483
American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 3/15/2027[2,5]		806	777
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[2,5]		1,121	1,088
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[2,5]		2,748	2,633
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[2,5]		396	382
AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A2A, 5.84% 10/19/2026[5]		1,535	1,535
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 1/19/2027[5]		997	941
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/2027[5]		1,109	1,014
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027[5]		2,613	2,348
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[2,5]		2,755	2,729
Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-2A, Class A, 3.35% 9/22/2025[2,5]		2,210	2,146
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class A, 2.33% 8/20/2026[2,5]		7,689	7,157
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,5]		2,427	2,201
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,5]		623	574
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 4.25% 2/20/2027[2,5]		1,279	1,191
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[2,5]		3,445	3,031
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027[2,5]		531	463
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027[2,5]		193	167
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028[2,5]		6,724	6,674
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[2,5]		5,059	5,056
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 6.379% 11/20/2030[2,3,5]		535	531

186	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[2,5]	USD	134	$128
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 10/17/2034[2,5]		269	238
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046[2,5]		3,707	3,199
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[2,5]		474	392
CarMax Auto Owner Trust, Series 2023-2, Class A2A, 5.50% 6/15/2026[5]		695	693
CarMax Auto Owner Trust, Series 2021-1, Class C, 0.94% 12/15/2026[5]		210	192
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28% 7/15/2027[5]		206	188
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/2028[5]		341	327
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[2,5]		15,521	12,930
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037[2,5]		6,025	4,931
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037[2,5]		657	519
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[2,5]		612	556
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,5]		18,497	16,618
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,5]		1,926	1,612
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[2,5]		3,362	3,007
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[2,5]		364	303
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,5]		5,994	5,201
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061[2,5]		1,898	1,610
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[2,5]		14,984	14,623
CF Hippolyta, LLC, Series 2022-1, Class A2, 6.11% 8/15/2062[2,5]		6,572	6,390
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[2,5]		2,146	1,860
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[2,5]		4,446	3,865
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046[2,5]		407	342
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[2,5]		1,110	1,096
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.83% 9/15/2026[2,5]		110	110
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 12/15/2026[2,5]		590	567
CPS Auto Receivables Trust, Series 2023-B, Class A, 5.91% 8/16/2027[2,5]		1,263	1,260
CPS Auto Receivables Trust, Series 2022-B, Class B, 3.88% 8/15/2028[2,5]		2,111	2,056
CPS Auto Receivables Trust, Series 2022-B, Class C, 4.33% 8/15/2028[2,5]		2,797	2,698
Discover Card Execution Note Trust, Series 2023-A1, Class A, 4.31% 3/15/2028[5]		9,641	9,437
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 10/15/2026[5]		2,356	2,340
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 6/15/2027[5]		2,918	2,877
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 1/16/2029[5]		4,053	3,814
DriveTime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2/18/2025[2,5]		448	448
DriveTime Auto Owner Trust, Series 2019-3, Class D, 2.96% 4/15/2025[2,5]		775	769
DriveTime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 6/15/2026[2,5]		560	548
DriveTime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 10/15/2026[2,5]		745	725
DriveTime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 11/16/2026[2,5]		449	416
DriveTime Auto Owner Trust, Series 2021-2A, Class B, 0.81% 1/15/2027[2,5]		482	479
DriveTime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2/16/2027[2,5]		1,231	1,191
DriveTime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2/16/2027[2,5]		832	775
DriveTime Auto Owner Trust, Series 2023-2, Class A, 5.88% 4/15/2027[2,5]		659	657
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[2,5]		397	345
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029[2,5]		897	864
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[2,5]		1,351	1,323
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 3/17/2025[2,5]		1,683	1,673
Exeter Automobile Receivables Trust, Series 2023-1, Class A2, 5.61% 6/16/2025[5]		267	267
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 7/15/2025[5]		56	56
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 8/15/2025[2,5]		1,948	1,927
Exeter Automobile Receivables Trust, Series 2023-3, Class A2, 6.11% 9/15/2025[5]		198	198
Exeter Automobile Receivables Trust, Series 2022-2A, Class A3, 2.80% 11/17/2025[5]		566	563
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[5]		355	354
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/2025[2,5]		591	578
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 6/15/2026[5]		1,508	1,475
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 7/15/2026[5]		1,012	990
Exeter Automobile Receivables Trust, Series 2023-3, Class A3, 6.04% 7/15/2026[5]		100	100
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.65% 10/15/2026[5]		3,047	3,003

American Funds Insurance Series	187

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Exeter Automobile Receivables Trust, Series 2022-4A, Class B, 4.57% 1/15/2027[5]	USD	568	$558
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027[5]		2,612	2,422
Exeter Automobile Receivables Trust, Series 2023-3, Class B, 6.11% 9/15/2027[5]		232	232
Exeter Automobile Receivables Trust, Series 2023-3, Class C, 6.21% 6/15/2028[5]		418	417
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028[5]		271	258
Exeter Automobile Receivables Trust, Series 2023-3, Class D, 6.68% 4/16/2029[5]		758	758
Exeter Automobile Receivables Trust, Series 2023-1, Class D, 6.69% 6/15/2029[5]		462	461
Exeter Automobile Receivables Trust, Series 2023-3, Class E, 9.98% 1/15/2031[2,5]		1,014	1,019
First National Master Note Trust, Series 2023-1, Class A, 5.13% 4/16/2029[5]		1,184	1,169
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[2,5]		17,891	16,073
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 12/17/2038[2,5]		1,378	1,217
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[2,5]		1,733	1,635
Ford Credit Auto Owner Trust, Series 2023-A, Class A2A, 5.14% 3/15/2026[5]		2,583	2,571
Ford Credit Auto Owner Trust, Series 2023-B, Class A3, 5.23% 5/15/2028[5]		765	764
Ford Credit Auto Owner Trust, Series 2023-B, Class A4, 5.06% 2/15/2029[5]		597	596
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/2030[2,5]		17,675	17,661
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[2,5]		2,180	2,152
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[2,5]		30,070	28,909
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[2,5]		1,619	1,524
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035[2,5]		4,218	4,133
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028[2,5]		5,833	5,776
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,5]		1,915	1,681
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[2,5]		1,354	1,153
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046[2,5]		151	125
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[2,5]		2,662	2,371
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[2,5]		9,210	7,912
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[2,5]		2,573	2,224
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[2,5]		201	170
GLS Auto Receivables Trust, Series 2023-2, Class A2, 5.70% 1/15/2027[2,5]		710	707
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035[2,5]		4,815	4,768
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[2,5]		2,703	2,758
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1, 5.45% 6/15/2028[2,5]		1,600	1,599
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A, 5.34% 6/17/2030[2,5]		948	946
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[2,5,8]		8,590	8,590
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,5]		12,703	11,909
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,5]		1,171	1,096
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[2,5]		810	754
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,5]		17,770	15,511
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,5]		1,264	1,106
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,5]		859	742
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027[5]		342	340
Honda Auto Receivables Owner Trust, Series 2023-1, Class A4, 4.38% 6/21/2029[5]		188	187
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30% 8/17/2026[2,5]		541	527
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[2,5]		1,781	1,773
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 11/16/2026[2,5]		304	288
LAD Auto Receivables Trust, Series 2022-1, Class A, 5.21% 6/15/2027[2,5]		908	898
LAD Auto Receivables Trust, Series 2023-1, Class A3, 5.48% 6/15/2027[2,5]		706	698
LAD Auto Receivables Trust, Series 2023-2, Class A2, 5.93% 6/15/2027[2,5]		2,263	2,253
LAD Auto Receivables Trust, Series 2022-1, Class B, 5.87% 9/15/2027[2,5]		438	433
LAD Auto Receivables Trust, Series 2023-2, Class A3, 5.42% 2/15/2028[2,5]		861	849
LAD Auto Receivables Trust, Series 2023-2, Class B, 5.45% 4/15/2028[2,5]		615	606
LAD Auto Receivables Trust, Series 2023-2, Class C, 5.58% 9/15/2028[2,5]		1,361	1,340
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/2030[2,5]		623	621
LAD Auto Receivables Trust, Series 2023-2, Class D, 6.30% 2/15/2031[2,5]		123	121
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 6.261% 7/21/2030[2,3,5]		875	868
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 6.41% 4/15/2029[2,3,5]		476	473

188	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[5,8,11]	USD	1,006	$1,003
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[5,8,11]		150	150
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[2,5]		3,155	3,126
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,5]		3,707	3,201
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 12/16/2069[2,5]		2,321	1,964
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[2,5]		832	715
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[2,5]		4,226	3,686
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[2,5]		274	244
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,5]		4,776	4,242
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,5]		10,931	9,721
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.886% 4/20/2062[2,3,5]		3,519	3,455
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,5]		50,765	43,323
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 6.225% 7/25/2030[2,3,5]		258	255
Oportun Funding, LLC, Series 2021-A, Class A, 1.21% 3/8/2028[2,5]		196	186
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 6.15% 4/20/2029[2,3,5]		219	218
PFS Financing Corp., Series 2021-B, Class A, 0.775% 8/17/2026[2,5]		7,884	7,424
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[2,5]		1,721	1,668
PFS Financing Corp., Series 2023-A, Class A, 5.80% 3/15/2028[2,5]		1,710	1,713
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[2,5]		4,558	4,532
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 10/15/2024[2,5]		67	67
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 8/15/2025[2,5]		1,355	1,345
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[2,5]		238	237
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD CME Term SOFR + 1.365%) 6.40% 7/25/2051[2,3,5]		414	409
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 7/15/2025[5]		463	462
Santander Drive Auto Receivables Trust, Series 2023-2, Class A2, 5.87% 3/16/2026[5]		463	463
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 6/15/2026[5]		1,709	1,685
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 11/16/2026[5]		2,198	2,143
Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[5]		917	899
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 7/15/2027[5]		1,802	1,704
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 9/15/2027[5]		1,659	1,626
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 9/15/2027[5]		2,236	2,089
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/2028[5]		856	830
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A2A, 5.89% 3/22/2027[2,5]		2,043	2,044
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028[2,5]		624	624
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A4, 5.47% 12/20/2029[2,5]		361	360
SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046[2,5]		2,550	2,191
SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046[2,5]		470	393
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[2,5]		2,305	2,007
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[2,5]		2,872	2,576
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[2,5]		425	344
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,5]		1,012	916
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[2,5]		1,135	1,009
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[2,5]		2,022	1,842
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[2,5]		2,767	2,428
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045[2,5]		1,154	1,049
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[2,5]		2,085	1,831
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[2,5]		5,900	4,984
Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2/20/2046[2,5]		330	275
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[2,5]		4,960	4,261
TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045[2,5]		4,145	3,598

American Funds Insurance Series	189

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046[2,5]	USD	124	$101
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[2,5]		6,000	5,828
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[2,5]		9,870	8,472
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[2,5]		3,385	2,846
Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046[2,5]		329	271
Verizon Master Trust, Series 2023-2, Class A, 4.89% 4/13/2028[5]		1,215	1,205
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031[2,5]		5,380	5,338
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 11/17/2025[2,5]		1,012	999
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2/17/2026[2,5]		3,023	2,905
Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 7/15/2026[2,5]		1,690	1,667
Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 7/15/2026[2,5]		2,181	2,085
Westlake Automobile Receivables Trust, Series 2023-2, Class A2A, 5.87% 7/15/2026[2,5]		180	180
Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 12/15/2026[2,5]		1,446	1,340
Westlake Automobile Receivables Trust, Series 2023-2, Class A3, 5.80% 2/16/2027[2,5]		1,799	1,797
			515,920

Municipals 1.52%
California 0.03%
G.O. Bonds, Series 2009, 7.50% 4/1/2034		2,100	2,561
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		450	367
			2,928

Illinois 1.38%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029		65	65
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039		31,050	29,373
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040		8,945	8,526
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025		2,500	2,232
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		107,000	105,260
			145,456

New York 0.04%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 2.202% 3/15/2034		6,390	5,032

Texas 0.03%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		4,075	3,004

Wisconsin 0.04%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		4,570	4,289

Total municipals			160,709

Bonds & notes of governments & government agencies outside the U.S. 1.25%
Chile (Republic of) 4.00% 1/31/2052		580	474
Colombia (Republic of) 7.50% 2/2/2034		2,530	2,481
Dominican Republic 5.95% 1/25/2027[2]		8,100	7,959
Dominican Republic 7.05% 2/3/2031[2]		680	679
Greece (Hellenic Republic of) 3.875% 6/15/2028	EUR	21,570	23,974
Greece (Hellenic Republic of) 1.50% 6/18/2030		10,830	10,283

190	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Greece (Hellenic Republic of) 0.75% 6/18/2031	EUR	9,600	$8,414
Greece (Hellenic Republic of) 4.25% 6/15/2033		23,825	27,244
Indonesia Asahan Aluminium (Persero) PT 5.71% 11/15/2023[2]	USD	1,020	1,016
Indonesia Asahan Aluminium (Persero) PT 5.80% 5/15/2050[2]		1,150	1,016
Panama (Republic of) 3.362% 6/30/2031		13,834	11,908
Paraguay (Republic of) 5.00% 4/15/2026		1,250	1,242
Poland (Republic of) 5.75% 11/16/2032		555	583
Poland (Republic of) 4.875% 10/4/2033		830	816
Portuguese Republic 5.125% 10/15/2024		24,775	24,626
Qatar (State of) 4.50% 4/23/2028[2]		5,100	5,110
Qatar (State of) 5.103% 4/23/2048[2]		3,400	3,395
			131,220

Federal agency bonds & notes 0.11%
Fannie Mae 2.125% 4/24/2026[9]		11,910	11,147

Total bonds, notes & other debt instruments (cost: $10,634,674,000)			10,067,291

Common stocks 0.00%		Shares
Energy 0.00%
FORESEA Holding SA, Class C, nonvoting shares[2,8,12]		555	13
FORESEA Holding SA, Class B2,8,12		61	1
Total common stocks (cost: $8,000)			14

Short-term securities 19.05%
Money market investments 19.05%
Capital Group Central Cash Fund 5.15%[13,14]		20,073,402	2,007,541

Total short-term securities (cost: $2,007,086,000)			2,007,541
Total investment securities 114.56% (cost: $12,641,768,000)			12,074,846
Other assets less liabilities (14.56)%			(1,534,491)

Net assets 100.00%			$10,540,355

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 6/30/2023 (000)
30 Day Federal Funds Futures	Short	1	July 2023	USD	(395)	$— [6]
30 Day Federal Funds Futures	Short	17	October 2023		(6,706)	22
30 Day Federal Funds Futures	Short	7	November 2023		(2,759)	5
3 Month SOFR Futures	Long	153	September 2023		36,253	36
3 Month SOFR Futures	Long	7,642	December 2023		1,807,333	(3,654)
3 Month SOFR Futures	Short	4,916	March 2024		(1,163,126)	413
3 Month SOFR Futures	Long	182	September 2024		43,334	(75)
2 Year U.S. Treasury Note Futures	Long	6,747	September 2023		1,371,960	(12,221)
5 Year U.S. Treasury Note Futures	Long	12,198	September 2023		1,306,330	(13,244)
10 Year Euro-Bund Futures	Short	403	September 2023		(58,813)	782
10 Year Japanese Government Bond Futures	Short	50	September 2023		(51,474)	(177)
10 Year U.S. Treasury Note Futures	Long	10,107	September 2023		1,134,669	(16,854)
10 Year Ultra U.S. Treasury Note Futures	Short	6,061	September 2023		(717,850)	7,380

American Funds Insurance Series	191

The Bond Fund of America (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 6/30/2023 (000)
20 Year U.S. Treasury Bond Futures	Short	2,654	September 2023	USD(336,809)	$(121)
30 Year Ultra U.S. Treasury Bond Futures	Long	3,651	September 2023	497,335	4,468
					$(33,240)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased		Currency sold			Settlement	at 6/30/2023
(000)		(000)		Counterparty	date	(000)
USD	4,632	MYR	21,170	BNP Paribas	7/7/2023	$70
EUR	2,000	USD	2,153	BNP Paribas	7/7/2023	31
USD	629	EUR	582	Goldman Sachs	7/7/2023	(6)
MYR	21,170	USD	4,608	HSBC Bank	7/7/2023	(46)
MXN	150,290	USD	8,716	HSBC Bank	7/11/2023	45
USD	1,745	IDR	25,943,000	JPMorgan Chase	7/11/2023	21
IDR	25,943,000	USD	1,744	BNP Paribas	7/11/2023	(20)
JPY	243,400	USD	1,757	Bank of America	7/11/2023	(67)
USD	9,095	MXN	160,010	HSBC Bank	7/11/2023	(233)
USD	37,171	KRW	47,448,000	JPMorgan Chase	7/17/2023	1,134
USD	56,539	EUR	52,030	Citibank	7/17/2023	(287)
KRW	47,448,000	USD	37,346	HSBC Bank	7/17/2023	(1,309)
USD	1,295	EUR	1,180	Morgan Stanley	7/24/2023	6
USD	2,945	EUR	2,681	UBS AG	7/25/2023	16
USD	12,881	EUR	11,740	Bank of America	7/27/2023	51
JPY	730,350	USD	5,095	HSBC Bank	7/27/2023	(11)
USD	1,074	KRW	1,415,000	JPMorgan Chase	8/11/2023	(2)
KRW	1,415,000	USD	1,092	Citibank	8/11/2023	(16)
						$(623)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		6/30/2023 (000)	paid (000)	at 6/30/2023 (000)
SOFR	Annual	0.471%	Annual	10/26/2023	USD	87,775	$1,355	$—	$1,355
0.45801%	Annual	SOFR	Annual	10/26/2023		85,775	(1,327)	—	(1,327)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024		65,416	(219)	—	(219)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024		95,844	(317)	—	(317)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024		130,900	(436)	—	(436)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024		27,000	(473)	—	(473)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024		72,532	(1,250)	—	(1,250)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024		78,378	(1,349)	—	(1,349)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024		4,154	(74)	—	(74)

192	American Funds Insurance Series

The Bond Fund of America (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		6/30/2023 (000)	paid (000)	at 6/30/2023 (000)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	USD	19,800	$(358)	$—	$(358)
SOFR	Annual	3.2975%	Annual	3/8/2051		39,095	(373)	—	(373)
							$(4,821)	$—	$(4,821)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 6/30/2023 (000)	Upfront premium received (000)	Unrealized depreciation at 6/30/2023 (000)
CDX.NA.IG.40	1.00%	Quarterly	6/20/2028	USD	105,948	$(1,583)	$(1,029)	$(554)
CDX.NA.HY.40	5.00%	Quarterly	6/20/2028		52,895	(1,464)	(403)	(1,061)
						$(3,047)	$(1,432)	$(1,615)

Investments in affiliates14

	Value of affiliate at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 6/30/2023 (000)	Dividend income (000)
Short-term securities 19.05%
Money market investments 19.05%
Capital Group Central Cash Fund 5.15%[13]	$1,425,720	$3,767,938	$3,186,502	$128	$257	$2,007,541	$43,566

Restricted securities11

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[5,8]	12/6/2022	$1,006	$1,003	.01%
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[5,8]	12/6/2022	150	150	.0015
Total		$1,156	$1,153	.01%

American Funds Insurance Series	193

The Bond Fund of America (continued)

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,439,489,000, which represented 13.66% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Amount less than one thousand.
[7]	Purchased on a TBA basis.
[8]	Value determined using significant unobservable inputs.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $74,570,000, which represented .71% of the net assets of the fund.
[10]	Index-linked bond whose principal amount moves with a government price index.
[11]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $1,153,000, which represented .01% of the net assets of the fund.
[12]	Security did not produce income during the last 12 months.
[13]	Rate represents the seven-day yield at 6/30/2023.
[14]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[15]	Amount less than .01%.

194	American Funds Insurance Series

The Bond Fund of America (continued)

Key to abbreviations

Assn. = Association

Auth. = Authority

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

DAC = Designated Activity Company

EFFR = Effective Federal Funds Rate

EUR = Euros

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	195

Capital World Bond Fund
Investment portfolio June 30, 2023	unaudited

Bonds, notes & other debt instruments 93.12%	Principal amount (000)		Value (000)
Euros 20.62%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[1]	EUR	2,800	$2,424
Albania (Republic of) 5.90% 6/9/2028		800	856
Altria Group, Inc. 3.125% 6/15/2031		800	753
American Honda Finance Corp. 1.95% 10/18/2024		560	595
American Tower Corp. 0.45% 1/15/2027		2,525	2,392
American Tower Corp. 0.875% 5/21/2029		1,470	1,308
AT&T, Inc. 1.60% 5/19/2028		2,350	2,297
AT&T, Inc. 4.30% 11/18/2034		260	285
Austria (Republic of) 0% 2/20/2031		3,530	3,077
Banco de Sabadell, SA 2.625% 3/24/2026 (5-year EUR Mid-Swap + 2.20% on 3/24/2025)[1]		500	519
Banco de Sabadell, SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028)[1]		2,100	2,247
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]		5,000	5,296
Banque Federative du Credit Mutuel 3.875% 6/16/2032 (5-year EUR Mid-Swap + 2.20% on 6/16/2027)[1]		2,800	2,862
Belgium (Kingdom of), Series 97, 3.00% 6/22/2033		3,000	3,258
Belgium (Kingdom of), Series 98, 3.30% 6/22/2054		880	940
BPCE 4.625% 7/18/2023		1,200	1,310
BPCE 1.00% 4/1/2025		2,900	2,987
BPCE 4.50% 1/13/2033		1,400	1,534
British American Tobacco PLC 3.00% subordinated perpetual bonds (5-year EUR Mid-Swap + 3.372% on 12/27/2026)[1]		2,400	2,205
Bulgaria (Republic of) 4.50% 1/27/2033		865	937
CaixaBank, SA 2.25% 4/17/2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]		2,400	2,432
Celanese US Holdings, LLC 4.777% 7/19/2026		235	250
Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029)[1]		2,100	1,813
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[1]		700	673
Deutsche Telekom International Finance BV 7.50% 1/24/2033		200	285
Dow Chemical Co. (The) 0.50% 3/15/2027		1,110	1,054
E.ON SE 1.625% 3/29/2031		810	768
Egypt (Arab Republic of) 5.625% 4/16/2030		300	182
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[1]		1,400	1,236
Equinor ASA 1.375% 5/22/2032		2,550	2,315
European Investment Bank 0.25% 1/20/2032		4,900	4,241
European Investment Bank 1.50% 6/15/2032		1,000	963
European Union 0% 7/6/2026		1,600	1,585
European Union 0.25% 10/22/2026		610	604
European Union 0% 7/4/2031		705	607
European Union 0% 7/4/2035		220	166
European Union 0.20% 6/4/2036		1,500	1,128
Finland (Republic of) 3.00% 9/15/2033		2,740	2,991
Finland (Republic of) 2.75% 4/15/2038		380	396
French Republic O.A.T. 0.75% 2/25/2028		4,500	4,453
French Republic O.A.T. 0% 11/25/2030		19,550	17,337
French Republic O.A.T. 0% 5/25/2032		2,120	1,798
French Republic O.A.T. 2.00% 11/25/2032		4,260	4,309
French Republic O.A.T. 0.50% 5/25/2040		2,080	1,482
French Republic O.A.T. 0.75% 5/25/2052		2,850	1,694
French Republic O.A.T. 3.00% 5/25/2054		2,140	2,207
Germany (Federal Republic of) 2.50% 3/13/2025		6,245	6,731
Germany (Federal Republic of) 0% 4/11/2025		2,100	2,167
Germany (Federal Republic of) 0% 10/9/2026		6,060	6,039
Germany (Federal Republic of) 0% 4/16/2027		32,700	32,252
Germany (Federal Republic of) 1.30% 10/15/2027		6,380	6,589
Germany (Federal Republic of) 0% 2/15/2030		13,340	12,425
Germany (Federal Republic of) 0% 8/15/2030		6,285	5,796
Germany (Federal Republic of) 0% 8/15/2031		12,600	11,378

196	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
Germany (Federal Republic of) 1.70% 8/15/2032	EUR	2,381	$2,457
Germany (Federal Republic of) 1.00% 5/15/2038		1,175	1,046
Germany (Federal Republic of) 0% 8/15/2050		1,200	703
Goldman Sachs Group, Inc. 3.375% 3/27/2025[2]		5,000	5,384
Goldman Sachs Group, Inc. 1.00% 3/18/2033[2]		2,705	2,199
Greece (Hellenic Republic of) 3.875% 6/15/2028		15,835	17,600
Greece (Hellenic Republic of) 1.50% 6/18/2030		2,760	2,621
Greece (Hellenic Republic of) 0.75% 6/18/2031		700	614
Greece (Hellenic Republic of) 1.75% 6/18/2032		4,730	4,433
Greece (Hellenic Republic of) 4.25% 6/15/2033		985	1,126
Greece (Hellenic Republic of) 1.875% 1/24/2052		7,918	5,504
ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032)[1]		1,200	1,383
Intesa Sanpaolo SpA 6.625% 9/13/2023		510	559
Ireland (Republic of) 3.00% 10/18/2043		2,010	2,158
Israel (State of) 2.875% 1/29/2024		1,180	1,278
Italy (Republic of) 1.85% 7/1/2025		17,700	18,607
Italy (Republic of) 1.35% 4/1/2030		7	7
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]		3,208	3,041
KfW 0.125% 6/30/2025		590	603
Lloyds Banking Group PLC 1.75% 9/7/2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]		2,400	2,599
Morgan Stanley 2.103% 5/8/2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)[1]		580	604
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[1]		1,535	1,514
Morocco (Kingdom of) 3.50% 6/19/2024		1,400	1,518
Morocco (Kingdom of) 1.50% 11/27/2031		3,300	2,686
NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029)[1]		2,725	2,373
Philippines (Republic of) 0.25% 4/28/2025		875	891
Portuguese Republic 0.475% 10/18/2030		1,610	1,469
Portuguese Republic 3.50% 6/18/2038		3,140	3,429
Quebec (Province of) 0.25% 5/5/2031		920	792
Quebec (Province of) 0.50% 1/25/2032		1,155	993
Romania 2.125% 3/7/2028		1,440	1,368
Romania 2.00% 1/28/2032		1,605	1,290
Romania 3.75% 2/7/2034		530	469
Serbia (Republic of) 1.50% 6/26/2029		3,353	2,836
Spain (Kingdom of) 1.45% 4/30/2029		1,890	1,872
Spain (Kingdom of) 1.25% 10/31/2030		1,295	1,231
Spain (Kingdom of) 0.50% 10/31/2031		1,247	1,088
Spain (Kingdom of) 3.15% 4/30/2033		3,647	3,901
Spain (Kingdom of) 3.55% 10/31/2033		4,790	5,275
Spain (Kingdom of) 3.90% 7/30/2039		530	591
Spain (Kingdom of) 1.90% 10/31/2052		1,010	729
State Grid Overseas Investment (2016), Ltd. 1.375% 5/2/2025		441	456
State Grid Overseas Investment (2016), Ltd. 2.125% 5/2/2030		200	190
Stryker Corp. 0.25% 12/3/2024		480	497
Stryker Corp. 0.75% 3/1/2029		980	905
Stryker Corp. 1.00% 12/3/2031		450	389
TotalEnergies SE 1.75% junior subordinated perpetual bonds (5-year EUR-EURIBOR + 1.765% on 4/4/2024)[1]		2,000	2,116
Toyota Motor Credit Corp. 0.125% 11/5/2027		1,850	1,730
Tunisia (Republic of) 6.75% 10/31/2023		3,609	3,669
Ukraine 6.75% 6/20/2028		3,119	736
Ukraine 6.75% 6/20/2028		1,225	289
Ukraine 4.375% 1/27/2032[3]		2,705	649
			300,895

American Funds Insurance Series	197

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Japanese yen 7.58%
Japan, Series 18, 0.10% 3/10/2024[4]	JPY	1,078,241	$7,622
Japan, Series 19, 0.10% 9/10/2024[4]		470,027	3,350
Japan, Series 346, 0.10% 3/20/2027		777,900	5,419
Japan, Series 356, 0.10% 9/20/2029		2,220,800	15,364
Japan, Series 116, 2.20% 3/20/2030		576,100	4,536
Japan, Series 26, 0.005% 3/10/2031[4]		534,341	3,981
Japan, Series 362, 0.10% 3/20/2031		737,200	5,049
Japan, Series 152, 1.20% 3/20/2035		987,100	7,344
Japan, Series 21, 2.30% 12/20/2035		720,000	6,014
Japan, Series 162, 0.60% 9/20/2037		1,617,000	11,055
Japan, Series 179, 0.50% 12/20/2041		196,950	1,263
Japan, Series 182, 1.10% 9/20/2042		1,559,050	11,049
Japan, Series 37, 0.60% 6/20/2050		694,500	4,128
Japan, Series 73, 0.70% 12/20/2051		1,568,700	9,462
Japan, Series 74, 1.00% 3/20/2052		246,100	1,604
Japan, Series 76, 1.40% 9/20/2052		991,950	7,130
Philippines (Republic of) 0.001% 4/12/2024		900,000	6,206
			110,576

British pounds 4.48%
American Honda Finance Corp. 0.75% 11/25/2026	GBP	1,420	1,510
Asian Development Bank 1.125% 6/10/2025		740	859
KfW 1.125% 7/4/2025		1,165	1,349
Lloyds Bank PLC 7.625% 4/22/2025		655	840
Quebec (Province of) 2.25% 9/15/2026		1,870	2,134
United Kingdom 0.125% 1/30/2026		425	476
United Kingdom 1.25% 7/22/2027		3,060	3,376
United Kingdom 4.25% 12/7/2027		5,910	7,326
United Kingdom 4.75% 12/7/2030		8,230	10,686
United Kingdom 0.25% 7/31/2031		11,850	10,868
United Kingdom 1.00% 1/31/2032		10,970	10,597
United Kingdom 4.25% 6/7/2032		3,010	3,803
United Kingdom 0.625% 7/31/2035		210	173
United Kingdom 3.75% 1/29/2038		3,015	3,515
United Kingdom 0.875% 1/31/2046		4,917	3,077
United Kingdom 1.25% 7/31/2051		4,045	2,547
United Kingdom 3.75% 10/22/2053		1,870	2,112
United Kingdom 1.125% 10/22/2073		225	111
			65,359

Chinese yuan renminbi 3.36%
China (People’s Republic of), Series INBK, 2.44% 10/15/2027	CNY	23,520	3,237
China (People’s Republic of), Series 1906, 3.29% 5/23/2029		22,340	3,206
China (People’s Republic of), Series INBK, 2.75% 2/17/2032		59,810	8,248
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		22,240	3,115
China (People’s Republic of), Series 1910, 3.86% 7/22/2049		81,080	12,688
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		56,220	8,756
China (People’s Republic of), Series INBK, 3.53% 10/18/2051		45,510	6,780
China Development Bank Corp., Series 1814, 4.15% 10/26/2025		20,900	2,987
			49,017

Brazilian reais 2.77%
Brazil (Federative Republic of) 0% 10/1/2023	BRL	55,114	11,146
Brazil (Federative Republic of) 0% 1/1/2024		86,272	16,965
Brazil (Federative Republic of) 6.00% 8/15/2024[4]		13,905	2,865
Brazil (Federative Republic of) 10.00% 1/1/2025		1,700	351
Brazil (Federative Republic of) 10.00% 1/1/2033		2,594	522
Brazil (Federative Republic of) 6.00% 8/15/2040[4]		1,939	432
Brazil (Federative Republic of) 6.00% 8/15/2050[4]		34,201	7,673
Brazilian Government International Bond 6.00% 8/15/2060[4]		1,939	440
			40,394

198	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mexican pesos 2.73%
América Móvil, SAB de CV 9.50% 1/27/2031	MXN	70,580	$4,085
Petroleos Mexicanos 7.19% 9/12/2024		61,629	3,340
United Mexican States 0% 10/3/2024		7,575	389
United Mexican States 4.50% 12/4/2025[4]		16,793	956
United Mexican States, Series M, 7.50% 6/3/2027		251,720	13,999
United Mexican States, Series M20, 8.50% 5/31/2029		140,400	8,129
United Mexican States, Series M, 7.75% 5/29/2031		3,930	217
United Mexican States, Series M30, 8.50% 11/18/2038		21,100	1,202
United Mexican States, Series M, 8.00% 11/7/2047		7,830	418
United Mexican States, Series M, 8.00% 7/31/2053		133,170	7,061
			39,796

South Korean won 2.05%
South Korea (Republic of), Series 2503, 1.50% 3/10/2025	KRW	5,183,670	3,791
South Korea (Republic of), Series 2709, 3.125% 9/10/2027		4,513,500	3,352
South Korea (Republic of), Series 2712, 2.375% 12/10/2027		5,158,930	3,709
South Korea (Republic of), Series 3212, 4.25% 12/10/2032		24,004,520	19,010
			29,862

Canadian dollars 2.01%
Canada 0.75% 10/1/2024	CAD	6,860	4,928
Canada 0.25% 3/1/2026		5,800	3,945
Canada 3.50% 3/1/2028		24,018	17,993
Canada 2.75% 12/1/2048		3,500	2,463
			29,329

Australian dollars 1.89%
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	AUD	6,610	3,657
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031		5,789	3,036
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		9,735	5,922
Australia (Commonwealth of), Series 167, 3.75% 5/21/2034		20,520	13,320
Australia (Commonwealth of), Series 168, 3.50% 12/21/2034		2,750	1,738
			27,673

Indonesian rupiah 1.61%
Indonesia (Republic of), Series 84, 7.25% 2/15/2026	IDR	22,733,000	1,569
Indonesia (Republic of), Series 64, 6.125% 5/15/2028		20,866,000	1,399
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		34,820,000	2,371
Indonesia (Republic of), Series 71, 9.00% 3/15/2029		26,010,000	1,984
Indonesia (Republic of), Series 78, 8.25% 5/15/2029		129,751,000	9,551
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		2,930,000	204
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		61,346,000	4,308
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		27,353,000	2,102
			23,488

Colombian pesos 1.04%
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	41,734,700	8,442
Colombia (Republic of), Series B, 13.25% 2/9/2033		10,989,500	3,093
Colombia (Republic of), Series B, 7.25% 10/26/2050		21,884,200	3,729
			15,264

South African rand 0.48%
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	30,120	1,414
South Africa (Republic of), Series R-2035, 8.875% 2/28/2035		101,121	4,405
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		30,850	1,190
			7,009

Danish kroner 0.43%
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[5]	DKK	53,963	5,961
Realkredit Danmark AS 1.00% 10/1/2053[5]		2,669	278
			6,239

American Funds Insurance Series	199

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
New Zealand dollars 0.28%
New Zealand 4.50% 5/15/2030	NZD	6,638	$4,055

Chilean pesos 0.25%
Chile (Republic of) 1.50% 3/1/2026[4]	CLP	830,141	995
Chile (Republic of) 5.00% 10/1/2028		955,000	1,167
Chile (Republic of) 4.70% 9/1/2030		1,205,000	1,455
			3,617

Peruvian nuevos soles 0.16%
Peru (Republic of) 6.15% 8/12/2032	PEN	9,010	2,373

Malaysian ringgits 0.15%
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	MYR	10,588	2,160

Indian rupees 0.08%
India (Republic of) 5.15% 11/9/2025	INR	96,010	1,125

Romanian leu 0.07%
Romania 4.75% 2/24/2025	RON	5,000	1, 074

Polish zloty 0.07%
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	4,900	1,028

Norwegian kroner 0.04%
Norway (Kingdom of) 2.125% 5/18/2032	NOK	6,615	545

Ukrainian hryvnia 0.01%
Ukraine 10.95% 11/1/2023	UAH	5,740	96
Ukraine 9.99% 5/22/2024		7,168	121
			217

U.S. dollars 40.96%
1375209 B.C., Ltd. 9.00% 1/30/2028[6]	USD	60	60
7-Eleven, Inc. 0.95% 2/10/2026[6]		520	465
7-Eleven, Inc. 1.30% 2/10/2028[6]		2,180	1,843
7-Eleven, Inc. 1.80% 2/10/2031[6]		2,015	1,595
Advisor Group Holdings, Inc. 10.75% 8/1/2027[6]		256	258
AerCap Ireland Capital DAC 2.45% 10/29/2026		2,102	1,879
Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[6]		660	510
AG Issuer, LLC 6.25% 3/1/2028[6]		295	281
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[6]		103	106
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[1,6]		1,225	1,245
Alabama Power Co. 3.00% 3/15/2052		980	663
Albertsons Companies, Inc. 3.50% 3/15/2029[6]		190	165
Alcoa Nederland Holding BV 4.125% 3/31/2029[6]		75	67
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[6]		290	273
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[6]		120	105
Allied Universal Holdco, LLC 9.75% 7/15/2027[6]		175	155
Allied Universal Holdco, LLC 6.00% 6/1/2029[6]		300	222
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[6]		200	203
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 12.405% 6/13/2025[7,8]		570	518
Amazon.com, Inc. 1.50% 6/3/2030		2,040	1,678
American Credit Acceptance Receivables Trust, Series 2022-3, Class C, 4.86% 10/13/2028[5,6]		241	236

200	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
American Electric Power Company, Inc. 1.00% 11/1/2025	USD	250	$226
American Express Co. 3.375% 5/3/2024		4,202	4,121
Amgen, Inc. 2.20% 2/21/2027		445	405
Amgen, Inc. 5.25% 3/2/2030		981	984
Amgen, Inc. 5.25% 3/2/2033		2,687	2,692
Amgen, Inc. 5.65% 3/2/2053		1,284	1,301
AmWINS Group, Inc. 4.875% 6/30/2029[6]		135	122
Anglo American Capital PLC 3.95% 9/10/2050[6]		521	387
Angola (Republic of) 9.50% 11/12/2025		1,010	990
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[6]		110	82
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[6]		115	82
Apache Corp. 5.10% 9/1/2040		30	24
Apache Corp. 5.35% 7/1/2049		25	19
Apple, Inc. 3.35% 8/8/2032		1,600	1,493
ARD Finance SA 6.50% Cash 6/30/2027[6,9]		210	170
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[6]		245	213
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[1]		1,921	643
Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[1]		3,025	910
Asbury Automotive Group, Inc. 5.00% 2/15/2032[6]		55	48
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 11.688% 8/2/2029[7,8]		120	108
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[6]		160	157
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[6]		55	49
AssuredPartners, Inc. 7.00% 8/15/2025[6]		120	119
AssuredPartners, Inc. 5.625% 1/15/2029[6]		365	316
AstraZeneca PLC 3.50% 8/17/2023		2,700	2,693
AT&T, Inc. 3.50% 9/15/2053		2,070	1,467
Atkore, Inc. 4.25% 6/1/2031[6]		25	22
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD CME Term SOFR + 2.75%) 7.967% 9/22/2028[7,8]		148	147
Avantor Funding, Inc. 4.625% 7/15/2028[6]		160	148
Avantor Funding, Inc. 3.875% 11/1/2029[6]		90	79
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[5,6]		1,817	1,779
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[5,6]		996	995
B&G Foods, Inc. 5.25% 4/1/2025		65	62
B&G Foods, Inc. 5.25% 9/15/2027		220	191
Bank of America Corp. 2.456% 10/22/2025 (3-month USD CME Term SOFR + 1.132% % on 10/22/2024)[1]		847	809
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]		6,260	5,855
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		3,745	3,346
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		4,780	3,825
Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]		2,350	2,293
Barclays PLC 5.501% 8/9/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 8/5/2027)[1]		1,290	1,259
BAT Capital Corp. 2.789% 9/6/2024		1,150	1,107
BAT Capital Corp. 3.215% 9/6/2026		955	888
BAT Capital Corp. 3.557% 8/15/2027		1,545	1,422
BAT Capital Corp. 3.462% 9/6/2029		1,150	997
Bath & Body Works, Inc. 6.625% 10/1/2030[6]		120	116
Bath & Body Works, Inc. 6.875% 11/1/2035		75	69
Bausch Health Americas, Inc. 9.25% 4/1/2026[6]		80	67
Bausch Health Companies, Inc. 5.50% 11/1/2025[6]		75	66
Bausch Health Companies, Inc. 14.00% 10/15/2030[6]		160	96
Bausch Health Companies, Inc. 5.25% 2/15/2031[6]		145	61
Beasley Mezzanine Holdings, LLC 8.625% 2/1/2026[6]		30	20
Becton, Dickinson and Company 4.298% 8/22/2032		320	304
Berkshire Hathaway Energy Company 2.85% 5/15/2051		300	194
Berkshire Hathaway Energy Company 4.60% 5/1/2053		117	100
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[6]		400	357
Blue Racer Midstream, LLC 7.625% 12/15/2025[6]		65	66

American Funds Insurance Series	201

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
BMC Software, Inc., Term Loan, (3-month USD CME Term SOFR + 5.50%) 10.717% 2/27/2026[7,8]	USD	25	$24
BMW US Capital, LLC 3.90% 4/9/2025[6]		900	878
BMW US Capital, LLC 4.15% 4/9/2030[6]		900	861
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,6]		700	584
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,6]		1,275	1,045
Boeing Co. 5.15% 5/1/2030		2,855	2,829
Boeing Co. 3.625% 2/1/2031		1,127	1,015
Bombardier, Inc. 7.125% 6/15/2026[6]		60	60
Bombardier, Inc. 6.00% 2/15/2028[6]		65	62
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[6]		43	39
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[6]		32	29
Boxer Parent Co., Inc. 9.125% 3/1/2026[6]		160	159
Boyd Gaming Corp. 4.75% 12/1/2027		120	114
Boyd Gaming Corp. 4.75% 6/15/2031[6]		45	40
Boyne USA, Inc. 4.75% 5/15/2029[6]		107	97
BPCE 5.15% 7/21/2024[6]		1,800	1,768
Brazil (Federative Republic of) 6.00% 10/20/2033		1,600	1,585
British Columbia (Province of) 4.20% 7/6/2033		1,240	1,238
Broadcom, Inc. 4.00% 4/15/2029[6]		250	231
Broadcom, Inc. 3.419% 4/15/2033[6]		698	584
Broadcom, Inc. 3.469% 4/15/2034[6]		48	39
Broadcom, Inc. 3.137% 11/15/2035[6]		185	142
Broadcom, Inc. 3.75% 2/15/2051[6]		926	682
Brookfield Property REIT, Inc. 4.50% 4/1/2027[6]		50	42
BWX Technologies, Inc. 4.125% 4/15/2029[6]		195	176
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.893% 9/15/2036[5,6,8]		1,310	1,269
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 6.092% 10/15/2036[5,6,8]		989	960
Caesars Entertainment, Inc. 6.25% 7/1/2025[6]		35	35
Caesars Entertainment, Inc. 4.625% 10/15/2029[6]		15	13
Caesars Entertainment, Inc. 7.00% 2/15/2030[6]		209	210
Caesars Entertainment, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.452% 2/6/2030[6,7,8]		15	15
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[1,6]		2,150	2,147
California Resources Corp. 7.125% 2/1/2026[6]		100	101
Callon Petroleum Co. 7.50% 6/15/2030[6]		30	28
Canadian Pacific Railway Co. 3.10% 12/2/2051		1,378	979
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[6]		90	73
Carnival Corp. 6.00% 5/1/2029[6]		100	89
CCO Holdings, LLC 5.125% 5/1/2027[6]		125	117
CCO Holdings, LLC 4.75% 3/1/2030[6]		135	116
CCO Holdings, LLC 4.50% 8/15/2030[6]		255	213
CCO Holdings, LLC 4.25% 2/1/2031[6]		155	126
CCO Holdings, LLC 4.50% 6/1/2033[6]		162	127
CCO Holdings, LLC 4.25% 1/15/2034[6]		70	53
Cedar Fair, LP 5.50% 5/1/2025[6]		120	119
Centene Corp. 2.45% 7/15/2028		40	34
Centene Corp. 4.625% 12/15/2029		325	299
Centene Corp. 2.50% 3/1/2031		65	52
Central Garden & Pet Co. 4.125% 10/15/2030		74	62
Central Garden & Pet Co. 4.125% 4/30/2031[6]		110	91
Charles River Laboratories International, Inc. 4.25% 5/1/2028[6]		35	32
Charter Communications Operating, LLC 3.75% 2/15/2028		2,650	2,431
Cheniere Energy Partners, LP 4.50% 10/1/2029		160	147
Cheniere Energy Partners, LP 4.00% 3/1/2031		75	66
Cheniere Energy Partners, LP 3.25% 1/31/2032		26	21
Chesapeake Energy Corp. 4.875% 4/15/2022[3]		915	21
Chesapeake Energy Corp. 5.875% 2/1/2029[6]		130	124
Chesapeake Energy Corp. 6.75% 4/15/2029[6]		30	30
Chord Energy Corp. 6.375% 6/1/2026[6]		15	15

202	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Chubb INA Holdings, Inc. 3.35% 5/3/2026	USD	195	$188
Chubb INA Holdings, Inc. 4.35% 11/3/2045		425	385
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 6/10/2028[5,6,8]		1,240	1,240
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028[5,6,8]		805	820
Civitas Resources, Inc. 8.75% 7/1/2031[6]		90	91
Clarios Global, LP 6.25% 5/15/2026[6]		44	44
Clarios Global, LP 8.50% 5/15/2027[6]		50	50
Clarivate Science Holdings Corp. 3.875% 7/1/2028[6]		45	40
Clarivate Science Holdings Corp. 4.875% 7/1/2029[6]		5	4
Clean Harbors, Inc. 6.375% 2/1/2031[6]		60	60
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[6]		100	88
Cloud Software Group, Inc. 6.50% 3/31/2029[6]		235	209
Cloud Software Group, Inc. 9.00% 9/30/2029[6]		125	109
CMS Energy Corp. 3.875% 3/1/2024		100	99
CMS Energy Corp. 3.00% 5/15/2026		1,200	1,124
CNX Resources Corp. 7.25% 3/14/2027[6]		240	238
Coinbase Global, Inc. 3.375% 10/1/2028[6]		55	37
Coinbase Global, Inc. 3.625% 10/1/2031[6]		85	50
Colombia (Republic of) 3.875% 4/25/2027		350	318
Comcast Corp. 4.80% 5/15/2033		4,100	4,059
Commonwealth Bank of Australia 2.688% 3/11/2031[6]		4,650	3,649
CommScope Technologies, LLC 6.00% 6/15/2025[6]		160	149
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[6]		307	269
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[6]		65	53
Comstock Resources, Inc. 6.75% 3/1/2029[6]		110	101
Comstock Resources, Inc. 5.875% 1/15/2030[6]		65	57
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.367% 5/25/2043[5,6,8]		1,819	1,829
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 6.967% 6/25/2043[5,6,8]		1,165	1,169
ConocoPhillips Co. 5.30% 5/15/2053		761	775
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[9]		1,116	661
Constellium SE 3.75% 4/15/2029[6]		125	106
Consumers Energy Co. 3.375% 8/15/2023		345	344
Consumers Energy Co. 3.60% 8/15/2032		1,600	1,444
Corebridge Financial, Inc. 3.90% 4/5/2032		748	651
CoreLogic, Inc. 4.50% 5/1/2028[6]		364	294
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 6/4/2029[7,8]		65	53
Corporate Office Properties, LP 2.75% 4/15/2031		1,212	922
Coty, Inc. 4.75% 1/15/2029[6]		65	60
Covanta Holding Corp. 4.875% 12/1/2029[6]		25	22
CPS Auto Receivables Trust, Series 2022-C, Class B, 4.88% 4/15/2030[5,6]		333	328
Crédit Agricole SA 4.375% 3/17/2025[6]		1,100	1,060
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,6]		2,675	2,464
Crescent Energy Finance, LLC 9.25% 2/15/2028[6]		188	183
Crestwood Midstream Partners, LP 6.00% 2/1/2029[6]		55	51
Crestwood Midstream Partners, LP 8.00% 4/1/2029[6]		100	101
Crestwood Midstream Partners, LP 7.375% 2/1/2031[6]		14	14
Crown Castle, Inc. 2.50% 7/15/2031		767	631
CSX Corp. 3.80% 4/15/2050		75	60
CVR Partners, LP 6.125% 6/15/2028[6]		65	57
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[6]		725	686
Danske Bank AS 3.875% 9/12/2023[6]		1,675	1,669
Darling Ingredients, Inc. 6.00% 6/15/2030[6]		180	176
Deluxe Corp. 8.00% 6/1/2029[6]		20	16
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		850	757
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		1,160	998
Deutsche Telekom International Finance BV 9.25% 6/1/2032		930	1,184
Development Bank of Mongolia, LLC 7.25% 10/23/2023		1,980	1,973
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[6,8,9]		25	24

American Funds Insurance Series	203

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[9]	USD	22	$21
Diamond Sports Group, LLC 6.625% 8/15/2027[3,6]		310	8
Diebold Nixdorf, Inc. 9.375% 7/15/2025[3,6]		309	57
Diebold Nixdorf, Inc., Term Loan B1, (USD-SOFR + 7.50%) 11.50% 10/2/2023[7,8]		198	187
Diebold Nixdorf, Inc., Term Loan B2, (USD-SOFR + 7.50%) 11.50% 10/2/2023[7,8]		129	122
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.479% 7/15/2025[3,7,8]		93	17
DIRECTV Financing, LLC 5.875% 8/15/2027[6]		50	45
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.217% 8/2/2027[7,8]		97	95
DISH DBS Corp. 5.25% 12/1/2026[6]		15	12
DISH Network Corp. 11.75% 11/15/2027[6]		260	254
Dominican Republic 5.50% 1/27/2025[6]		1,375	1,355
Dominican Republic 8.625% 4/20/2027[6]		225	235
Dominican Republic 5.50% 2/22/2029[6]		350	328
Dominican Republic 6.40% 6/5/2049[6]		813	695
Ecopetrol SA 6.875% 4/29/2030		1,445	1,319
Edison International 4.125% 3/15/2028		2,390	2,232
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[1]		100	87
Electricité de France SA 6.25% 5/23/2033[6]		800	814
Electricité de France SA 4.875% 9/21/2038[6]		795	669
Electricité de France SA 6.90% 5/23/2053[6]		600	622
Electricité de France SA 9.125% 12/31/2079 (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[1,6]		300	308
Eli Lilly and Co. 4.70% 2/27/2033		1,118	1,133
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[6]		830	654
Enbridge, Inc. 4.00% 10/1/2023		600	598
Endo Luxembourg Finance Co. I SARL 6.125% 4/1/2029[6]		205	152
Enel Finance International NV 1.375% 7/12/2026[6]		1,248	1,102
Enel Finance International NV 1.875% 7/12/2028[6]		1,227	1,030
Enfragen Energia Sur SA 5.375% 12/30/2030		264	172
Entegris Escrow Corp. 4.75% 4/15/2029[6]		45	42
Entergy Corp. 0.90% 9/15/2025		750	674
Entergy Louisiana, LLC 4.75% 9/15/2052		1,275	1,172
Enviri Corp. 5.75% 7/31/2027[6]		145	126
EQM Midstream Partners, LP 6.50% 7/1/2027[6]		225	222
EQM Midstream Partners, LP 7.50% 6/1/2030[6]		45	46
EQM Midstream Partners, LP 6.50% 7/15/2048		40	36
Equinix, Inc. 1.80% 7/15/2027		1,145	993
Equinix, Inc. 2.15% 7/15/2030		3,216	2,603
EquipmentShare.com, Inc. 9.00% 5/15/2028[6]		60	58
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024		3,910	2,712
Export-Import Bank of Korea 5.125% 1/11/2033		1,175	1,205
Fair Isaac Corp. 4.00% 6/15/2028[6]		35	32
Fannie Mae Pool #CB0046 3.00% 4/1/2051[5]		1,868	1,652
Fannie Mae Pool #MA4919 5.50% 2/1/2053[5]		115	114
Fannie Mae Pool #MA5010 5.50% 5/1/2053[5]		20	19
Fannie Mae Pool #MA5039 5.50% 6/1/2053[5]		70	69
Fannie Mae Pool #MA5071 5.00% 7/1/2053[5]		5,701	5,589
Fannie Mae Pool #MA5072 5.50% 7/1/2053[5]		261	260
Fertitta Entertainment, LLC 4.625% 1/15/2029[6]		25	22
Fertitta Entertainment, LLC 6.75% 1/15/2030[6]		25	21
First Quantum Minerals, Ltd. 6.875% 3/1/2026[6]		325	320
First Quantum Minerals, Ltd. 6.875% 10/15/2027[6]		240	234
First Student Bidco, Inc. 4.00% 7/31/2029[6]		45	38
FirstEnergy Corp., Series B, 4.15% 7/15/2027		1,800	1,711
FirstEnergy Transmission, LLC 2.866% 9/15/2028[6]		2,325	2,048
Ford Motor Co. 3.25% 2/12/2032		20	16
Ford Motor Co. 6.10% 8/19/2032		60	58
Ford Motor Credit Co., LLC 3.81% 1/9/2024		290	286

204	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Ford Motor Credit Co., LLC 2.90% 2/16/2028	USD	200	$171
Ford Motor Credit Co., LLC 4.00% 11/13/2030		125	107
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[5]		3,975	3,778
Freddie Mac Pool #RB5071 2.00% 9/1/2040[5]		4,004	3,436
Freddie Mac Pool #RB5111 2.00% 5/1/2041[5]		6,322	5,404
Freddie Mac Pool #QE6084 5.00% 7/1/2052[5]		1,187	1,166
Freddie Mac Pool #SD8276 5.00% 12/1/2052[5]		3,793	3,720
Freddie Mac Pool #SD8331 5.50% 6/1/2053[5]		310	309
Freddie Mac Pool #SD8341 5.00% 7/1/2053[5]		3,315	3,250
Freddie Mac Pool #SD8342 5.50% 7/1/2053[5]		820	817
FXI Holdings, Inc. 12.25% 11/15/2026[6]		497	451
Gartner, Inc. 3.75% 10/1/2030[6]		70	61
General Motors Financial Co., Inc. 1.05% 3/8/2024		725	701
Genesis Energy, LP 8.00% 1/15/2027		125	122
Genesis Energy, LP 8.875% 4/15/2030		38	37
Georgia (Republic of) 2.75% 4/22/2026[6]		400	360
Go Daddy Operating Co., LLC 3.50% 3/1/2029[6]		80	69
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]		1,080	950
Goldman Sachs Group, Inc. 2.383% 7/21/2032 (USD-SOFR + 1.248% on 7/21/2031)[1]		726	582
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[5]		2,883	2,462
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[5]		1,040	884
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[5]		785	604
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		1,780	1,312
Gray Escrow II, Inc. 5.375% 11/15/2031[6]		30	20
Group 1 Automotive, Inc. 4.00% 8/15/2028[6]		115	101
Grupo Energia Bogota SA ESP 4.875% 5/15/2030[6]		660	598
Hanesbrands, Inc. 4.875% 5/15/2026[6]		10	9
Hanesbrands, Inc. 9.00% 2/15/2031[6]		17	17
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 8.852% 3/8/2030[7,8]		39	39
Harvest Midstream I, LP 7.50% 9/1/2028[6]		25	25
HCA, Inc. 5.625% 9/1/2028		120	120
HealthEquity, Inc. 4.50% 10/1/2029[6]		80	71
Hess Midstream Operations, LP 5.50% 10/15/2030[6]		34	31
Hightower Holding, LLC 6.75% 4/15/2029[6]		235	203
Hilcorp Energy I, LP 6.00% 4/15/2030[6]		105	96
Hilton Domestic Operating Co., Inc. 5.375% 5/1/2025[6]		55	54
Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030		25	23
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[6]		115	100
Honduras (Republic of) 6.25% 1/19/2027		2,083	1,901
Honduras (Republic of) 5.625% 6/24/2030		958	777
Howard Hughes Corp. 5.375% 8/1/2028[6]		275	245
Howard Hughes Corp. 4.125% 2/1/2029[6]		195	162
Howard Hughes Corp. 4.375% 2/1/2031[6]		120	96
Howmet Aerospace, Inc. 5.95% 2/1/2037		95	97
HSBC Holdings PLC 2.633% 11/7/2025 (USD-SOFR + 1.402% on 11/7/2024)[1]		305	290
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD CME Term SOFR + 1.609% on 9/12/2025)[1]		4,172	4,014
HSBC Holdings PLC 4.755% 6/9/2028 (USD-SOFR + 2.11% on 6/9/2027)[1]		1,700	1,635
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]		921	743
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[1]		1,200	1,245
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.625% 2/24/2025[8]		363	342
Huarong Finance II Co., Ltd. 5.50% 1/16/2025		880	837
Huarong Finance II Co., Ltd. 5.00% 11/19/2025		1,007	930
HUB International, Ltd. 7.00% 5/1/2026[6]		304	304
HUB International, Ltd., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.40% 6/20/2030[7,8]		39	39
Hyundai Capital America 0.875% 6/14/2024[6]		1,200	1,145
Hyundai Capital America 1.50% 6/15/2026[6]		2,375	2,105
Hyundai Capital America 1.65% 9/17/2026[6]		269	237
Hyundai Capital America 5.60% 3/30/2028[6]		1,380	1,374

American Funds Insurance Series	205

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Hyundai Capital America 2.00% 6/15/2028[6]	USD	600	$505
Indonesia Asahan Aluminium (Persero) PT 5.71% 11/15/2023		960	956
Indonesia Asahan Aluminium (Persero) PT 5.45% 5/15/2030[6]		500	485
Ingles Markets, Inc. 4.00% 6/15/2031[6]		140	118
Intesa Sanpaolo SpA 5.017% 6/26/2024[6]		3,270	3,169
Intesa Sanpaolo SpA 7.00% 11/21/2025[6]		225	227
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[6]		55	48
Iron Mountain, Inc. 5.25% 7/15/2030[6]		235	212
Israel (State of) 4.50% 1/17/2033		1,020	1,006
Israel (State of) 3.375% 1/15/2050		1,470	1,108
Israel (State of) 3.875% 7/3/2050		795	654
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]		45	44
JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[1]		2,670	2,692
Kantar Group, LLC, Term Loan B2, (3-month USD CME Term SOFR + 4.50%) 10.002% 12/4/2026[7,8]		64	60
KB Home 6.875% 6/15/2027		50	51
Kennedy-Wilson, Inc. 4.75% 3/1/2029		110	87
Kennedy-Wilson, Inc. 4.75% 2/1/2030		245	185
Korea Development Bank 4.375% 2/15/2028		2,100	2,059
Korea Development Bank 4.375% 2/15/2033		2,010	1,955
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[6]		85	78
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[6]		140	124
LABL, Inc. 10.50% 7/15/2027[6]		45	43
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[5,6]		247	246
LAD Auto Receivables Trust, Series 2023-1, Class A3, 5.48% 6/15/2027[5,6]		651	643
Lamar Media Corp. 3.75% 2/15/2028		135	123
Lamar Media Corp. 3.625% 1/15/2031		160	135
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[6]		140	125
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[6]		60	54
LCM Investments Holdings II, LLC 4.875% 5/1/2029[6]		110	94
Levi Strauss & Co. 3.50% 3/1/2031[6]		115	95
Lindblad Expeditions, LLC 6.75% 2/15/2027[6]		5	5
Lithia Motors, Inc. 4.625% 12/15/2027[6]		120	112
Live Nation Entertainment, Inc. 4.75% 10/15/2027[6]		130	121
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]		7,000	6,197
LPL Holdings, Inc. 4.625% 11/15/2027[6]		410	385
LSB Industries, Inc. 6.25% 10/15/2028[6]		165	147
LSC Communications, Inc. 8.75% 10/15/2023[3,6,10]		430	1
Marriott International, Inc. 2.75% 10/15/2033		5	4
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[6]		45	39
Mastercard, Inc. 2.00% 11/18/2031		600	496
Medline Borrower, LP 5.25% 10/1/2029[6]		155	135
Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 3.25%) 8.352% 10/23/2028[7,8]		55	54
Meituan 2.125% 10/28/2025		1,730	1,581
Methanex Corp. 5.125% 10/15/2027		55	51
Methanex Corp. 5.25% 12/15/2029		170	155
MGM Resorts International 5.50% 4/15/2027		90	86
Midas OpCo Holdings, LLC 5.625% 8/15/2029[6]		115	99
Mileage Plus Holdings, LLC 6.50% 6/20/2027[6]		32	32
Mineral Resources, Ltd. 8.00% 11/1/2027[6]		155	155
Mineral Resources, Ltd. 8.50% 5/1/2030[6]		25	25
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[6]		1,736	1,626
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[5,6]		761	754
Mission Lane Credit Card Master Trust, Series 2023-A, Class B, 8.15% 7/17/2028[5,6]		225	223
Molina Healthcare, Inc. 4.375% 6/15/2028[6]		80	74
Molina Healthcare, Inc. 3.875% 11/15/2030[6]		75	65
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]		2,164	1,938
Morgan Stanley 1.928% 4/28/2032 (USD-SOFR + 1.02% on 4/28/2031)[1]		1,396	1,090

206	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
MSCI, Inc. 3.875% 2/15/2031[6]	USD	255	$221
MSCI, Inc. 3.625% 11/1/2031[6]		350	299
MSCI, Inc. 3.25% 8/15/2033[6]		33	27
Murphy Oil USA, Inc. 4.75% 9/15/2029		48	44
Nabors Industries, Inc. 7.375% 5/15/2027[6]		55	52
Nasdaq, Inc. 5.95% 8/15/2053		113	116
Nationstar Mortgage Holdings, Inc. 5.125% 12/15/2030[6]		135	110
Navient Corp. 5.00% 3/15/2027		45	40
Navient Corp. 4.875% 3/15/2028		145	124
NBM US Holdings, Inc. 7.00% 5/14/2026[2]		1,525	1,480
NCL Corp., Ltd. 5.875% 2/15/2027[6]		80	78
NCR Corp. 5.25% 10/1/2030[6]		15	13
Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[6]		85	79
Netflix, Inc. 4.875% 4/15/2028		45	45
Netflix, Inc. 4.875% 6/15/2030[6]		225	222
New Fortress Energy, Inc. 6.75% 9/15/2025[6]		50	47
New Fortress Energy, Inc. 6.50% 9/30/2026[6]		255	228
New York Life Global Funding 1.20% 8/7/2030[6]		2,725	2,113
Newell Brands, Inc. 4.70% 4/1/2026		80	75
Nexstar Media, Inc. 4.75% 11/1/2028[6]		165	143
NFP Corp. 6.875% 8/15/2028[6]		105	91
NGL Energy Operating, LLC 7.50% 2/1/2026[6]		215	212
Niagara Mohawk Power Corp. 3.508% 10/1/2024[6]		180	173
Northern Oil and Gas, Inc. 8.125% 3/1/2028[6]		150	147
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[6]		105	98
Nova Chemicals Corp. 5.25% 6/1/2027[6]		20	18
Novelis Corp. 4.75% 1/30/2030[6]		80	71
Novelis Corp. 3.875% 8/15/2031[6]		20	16
NuStar Logistics, LP 5.625% 4/28/2027		80	77
Occidental Petroleum Corp. 6.375% 9/1/2028		194	197
Occidental Petroleum Corp. 6.625% 9/1/2030		95	99
Occidental Petroleum Corp. 6.125% 1/1/2031		40	41
Occidental Petroleum Corp. 6.45% 9/15/2036		35	36
Occidental Petroleum Corp. 6.20% 3/15/2040		10	10
Occidental Petroleum Corp. 6.60% 3/15/2046		15	15
Oleoducto Central SA 4.00% 7/14/2027		630	552
Open Text Corp. 3.875% 2/15/2028[6]		25	22
Open Text Corp., Term Loan B, (3-month USD CME Term SOFR + 3.50%) 8.702% 1/31/2030[7,8]		154	155
Option Care Health, Inc. 4.375% 10/31/2029[6]		25	22
Oracle Corp. 2.65% 7/15/2026		2,327	2,152
Oracle Corp. 3.25% 11/15/2027		1,880	1,745
Oracle Corp. 3.95% 3/25/2051		22	17
Orange 9.00% 3/1/2031[1]		2,434	2,990
Oxford Finance, LLC 6.375% 2/1/2027[6]		20	19
Pacific Gas and Electric Co. 4.65% 8/1/2028		542	502
Pacific Gas and Electric Co. 3.30% 8/1/2040		6,850	4,624
Panama (Republic of) 3.75% 4/17/2026		465	458
Panama (Republic of) 6.40% 2/14/2035		850	889
Park Intermediate Holdings, LLC 4.875% 5/15/2029[6]		65	56
Party City Holdings, Inc. 8.75% 2/15/2026[3,6]		5	1
Party City Holdings, Inc., Term Loan DIP, 15.05% 7/19/2023[7,8]		1	1
Performance Food Group, Inc. 5.50% 10/15/2027[6]		11	11
Peru (Republic of) 2.392% 1/23/2026		500	467
Petrobras Global Finance BV 6.75% 6/3/2050		29	26
Petrobras Global Finance BV 5.50% 6/10/2051		21	17
Petroleos Mexicanos 4.625% 9/21/2023		714	708
Petroleos Mexicanos 4.875% 1/18/2024		1,700	1,672
Petroleos Mexicanos 6.875% 10/16/2025		660	635
Petroleos Mexicanos 6.875% 8/4/2026		1,410	1,318
Petroleos Mexicanos 6.84% 1/23/2030		681	542
Petroleos Mexicanos 6.70% 2/16/2032		779	593

American Funds Insurance Series	207

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	USD	2,128	$2,121
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		188	196
PG&E Corp. 5.00% 7/1/2028		145	133
PG&E Corp. 5.25% 7/1/2030		175	157
Philip Morris International, Inc. 5.125% 11/17/2027		315	316
Philip Morris International, Inc. 5.625% 11/17/2029		420	428
Philip Morris International, Inc. 2.10% 5/1/2030		634	525
Philip Morris International, Inc. 5.75% 11/17/2032		1,554	1,592
Philip Morris International, Inc. 5.375% 2/15/2033		1,382	1,380
Post Holdings, Inc. 5.625% 1/15/2028[6]		85	82
Post Holdings, Inc. 5.50% 12/15/2029[6]		80	74
Post Holdings, Inc. 4.625% 4/15/2030[6]		444	390
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[5,6]		613	611
Procter & Gamble Company 3.00% 3/25/2030		338	313
Qatar Energy 3.125% 7/12/2041[6]		2,895	2,221
Qatar Energy 3.30% 7/12/2051[6]		2,942	2,166
Radiology Partners, Inc. 9.25% 2/1/2028[6]		245	90
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 9.467% 7/9/2025[7,8]		10	8
Range Resources Corp. 4.75% 2/15/2030[6]		145	130
Raptor Acquisition Corp. 4.875% 11/1/2026[6]		180	170
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[6]		25	21
Regal Rexnord Corp. 6.40% 4/15/2033[6]		140	140
RHP Hotel Properties, LP 7.25% 7/15/2028[6]		80	81
RHP Hotel Properties, LP 4.50% 2/15/2029[6]		15	13
Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[6]		55	57
RLJ Lodging Trust, LP 4.00% 9/15/2029[6]		25	21
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[6]		20	18
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[6]		40	37
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[6]		75	70
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[6]		160	171
Royal Caribbean Cruises, Ltd. 7.25% 1/15/2030[6]		4	4
RP Escrow Issuer, LLC 5.25% 12/15/2025[6]		190	140
Russian Federation 4.25% 6/23/2027[3]		1,400	574
Ryan Specialty Group, LLC 4.375% 2/1/2030[6]		45	40
Sabre GLBL, Inc. 11.25% 12/15/2027[6]		75	64
Santander Holdings USA, Inc. 3.244% 10/5/2026		3,750	3,380
Scentre Group Trust 1 3.50% 2/12/2025[6]		210	202
Scentre Group Trust 1 3.75% 3/23/2027[6]		110	103
Scientific Games Holdings, LP 6.625% 3/1/2030[6]		46	41
Scientific Games International, Inc. 7.00% 5/15/2028[6]		20	20
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[6]		115	103
Scotts Miracle-Gro Co. 4.50% 10/15/2029		140	120
Scotts Miracle-Gro Co. 4.375% 2/1/2032		55	43
Serbia (Republic of) 6.25% 5/26/2028[6]		740	738
ServiceNow, Inc. 1.40% 9/1/2030		1,830	1,450
Simmons Foods, Inc. 4.625% 3/1/2029[6]		160	128
Sirius XM Radio, Inc. 3.125% 9/1/2026[6]		50	45
Sirius XM Radio, Inc. 4.00% 7/15/2028[6]		195	170
Sirius XM Radio, Inc. 3.875% 9/1/2031[6]		170	132
SM Energy Co. 6.50% 7/15/2028		45	43
Sonic Automotive, Inc. 4.625% 11/15/2029[6]		45	38
Sonic Automotive, Inc. 4.875% 11/15/2031[6]		20	16
Southern California Edison Co. 2.85% 8/1/2029		200	175
Southwestern Energy Co. 5.70% 1/23/2025[1]		110	110
Southwestern Energy Co. 8.375% 9/15/2028		30	31
Southwestern Energy Co. 5.375% 3/15/2030		135	126
Southwestern Energy Co. 4.75% 2/1/2032		105	93
Spirit AeroSystems, Inc. 9.375% 11/30/2029[6]		17	18
Sprint Corp. 7.625% 3/1/2026		130	135
Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/2023[3]		2,890	1,318
Stellantis Finance US, Inc. 1.711% 1/29/2027[6]		1,500	1,315

208	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Stellantis Finance US, Inc. 5.625% 1/12/2028[6]	USD	2,560	$2,584
Stellantis Finance US, Inc. 2.691% 9/15/2031[6]		453	362
Stericycle, Inc. 3.875% 1/15/2029[6]		110	98
Sunoco, LP 4.50% 5/15/2029		290	258
Sunoco, LP 4.50% 4/30/2030		35	31
Surgery Center Holdings, Inc. 10.00% 4/15/2027[6]		103	105
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1,3]		12	1
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,6]		800	767
Talen Energy Supply, LLC 8.625% 6/1/2030[6]		94	97
Tencent Holdings, Ltd. 3.24% 6/3/2050[6]		3,450	2,267
Tenet Healthcare Corp. 6.125% 10/1/2028		25	24
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		2,789	2,773
The Bank of Nova Scotia 2.45% 2/2/2032		2,100	1,713
The Cigna Group 2.375% 3/15/2031		375	315
The Dun & Bradstreet Corp. 5.00% 12/15/2029[6]		47	42
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.842% 9/29/2028[7,8]		244	229
T-Mobile USA, Inc. 2.40% 3/15/2029		1,079	928
Toyota Motor Credit Corp. 3.375% 4/1/2030		453	417
TransDigm, Inc. 6.25% 3/15/2026[6]		65	65
TransDigm, Inc. 5.50% 11/15/2027		45	43
TransDigm, Inc. 4.875% 5/1/2029		80	72
Transocean Poseidon, Ltd. 6.875% 2/1/2027[6]		61	60
Transocean Titan Financing, Ltd. 8.375% 2/1/2028[6]		102	104
Transocean, Inc. 8.75% 2/15/2030[6]		40	41
Transocean, Inc. 6.80% 3/15/2038		35	24
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[6,10]		100	88
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[5,6]		379	371
Tricon Residential Trust, Series 2023-SFR1, Class B, 5.10% 7/17/2040[5,6]		251	241
Tricon Residential Trust, Series 2023-SFR1, Class C, 5.10% 7/17/2040[5,6]		100	95
Triumph Group, Inc. 9.00% 3/15/2028[6]		71	73
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		1,410	1,035
U.S. Treasury 0.75% 8/31/2026		4,361	3,890
U.S. Treasury 0.875% 9/30/2026		11,098	9,929
U.S. Treasury 1.125% 10/31/2026		1,698	1,527
U.S. Treasury 2.50% 3/31/2027		9,560	8,958
U.S. Treasury 3.625% 3/31/2028		20	20
U.S. Treasury 3.625% 5/31/2028[11]		42,769	41,828
U.S. Treasury 1.625% 8/15/2029		383	334
U.S. Treasury 1.375% 11/15/2031[11]		15,508	12,780
U.S. Treasury 3.375% 5/15/2033		1,975	1,908
U.S. Treasury 1.125% 5/15/2040[11]		6,190	4,014
U.S. Treasury 1.75% 8/15/2041		4,650	3,268
U.S. Treasury 3.875% 5/15/2043		1,600	1,565
U.S. Treasury 3.00% 8/15/2048		5,045	4,254
U.S. Treasury 2.00% 8/15/2051		5,755	3,918
U.S. Treasury 3.00% 8/15/2052[11]		6,370	5,411
U.S. Treasury 4.00% 11/15/2052		1,072	1,100
U.S. Treasury 3.625% 2/15/2053[11]		25,826	24,760
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[4]		3,297	2,198
UBS Group AG 1.008% 7/30/2024 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 7/30/2023)[1,6]		1,950	1,942
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[1,6]		2,265	2,215
UKG, Inc., Term Loan, (1-month USD CME Term SOFR + 4.50%) 4.50% 5/4/2026[7,8]		75	75
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.271% 5/3/2027[7,8]		75	73
Ukraine 7.75% 9/1/2024[3]		6,210	1,615
Ukraine 7.75% 9/1/2026[3]		1,570	382

American Funds Insurance Series	209

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Ukraine 6.876% 5/21/2031[3]	USD	1,269	$293
Uniform Mortgage-Backed Security 2.00% 7/1/2038[5,12]		3,075	2,725
Uniform Mortgage-Backed Security 2.00% 7/1/2053[5,12]		9,600	7,831
Uniform Mortgage-Backed Security 2.50% 7/1/2053[5,12]		10,995	9,325
Uniform Mortgage-Backed Security 3.00% 7/1/2053[5,12]		277	244
Uniform Mortgage-Backed Security 3.50% 7/1/2053[5,12]		32,639	29,746
Uniform Mortgage-Backed Security 4.00% 7/1/2053[5,12]		6,410	6,016
Uniform Mortgage-Backed Security 4.50% 7/1/2053[5,12]		29,613	28,472
Uniform Mortgage-Backed Security 5.00% 7/1/2053[5,12]		4,191	4,107
Uniform Mortgage-Backed Security 5.50% 7/1/2053[5,12]		8,696	8,654
Uniform Mortgage-Backed Security 6.00% 7/1/2053[5,12]		16,005	16,148
Uniform Mortgage-Backed Security 2.50% 8/1/2053[5,12]		14,100	11,976
Uniform Mortgage-Backed Security 3.00% 8/1/2053[5,12]		1,660	1,463
Uniform Mortgage-Backed Security 4.00% 8/1/2053[5,12]		4,000	3,757
United Mexican States 6.338% 5/4/2053		425	434
United Natural Foods, Inc. 6.75% 10/15/2028[6]		85	71
Univision Communications, Inc. 4.50% 5/1/2029[6]		250	215
US Foods, Inc. 4.625% 6/1/2030[6]		35	31
Vail Resorts, Inc. 6.25% 5/15/2025[6]		120	120
Valvoline, Inc. 3.625% 6/15/2031[6]		85	69
Venator Finance SARL 9.50% 7/1/2025[3,6]		185	142
Venator Finance SARL 5.75% 7/15/2025[3,6]		140	3
Venator Finance SARL, Term Loan, 15.05% 9/14/2023[7,8]		39	41
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[6]		35	31
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[6]		31	31
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[6]		125	108
Verizon Communications, Inc. 3.15% 3/22/2030		575	511
Verizon Communications, Inc. 2.55% 3/21/2031		2,100	1,754
Verizon Communications, Inc. 2.355% 3/15/2032		3,500	2,816
VICI Properties, LP 4.375% 5/15/2025		1,563	1,512
VICI Properties, LP 4.625% 12/1/2029[6]		15	14
VICI Properties, LP 4.125% 8/15/2030[6]		420	370
VZ Secured Financing BV 5.00% 1/15/2032[6]		200	161
W&T Offshore, Inc. 11.75% 2/1/2026[6]		55	55
WarnerMedia Holdings, Inc. 4.279% 3/15/2032		917	814
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		1,928	1,626
Warrior Met Coal, Inc. 7.875% 12/1/2028[6]		140	141
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[6]		320	299
WEA Finance, LLC 3.75% 9/17/2024[6]		535	505
Weatherford International, Ltd. 6.50% 9/15/2028[6]		65	65
Weatherford International, Ltd. 8.625% 4/30/2030[6]		93	95
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]		5,788	5,408
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		1,600	1,405
WESCO Distribution, Inc. 7.125% 6/15/2025[6]		180	182
WESCO Distribution, Inc. 7.25% 6/15/2028[6]		200	204
Western Midstream Operating, LP 3.35% 2/1/2025[1]		85	81
Western Midstream Operating, LP 6.15% 4/1/2033		30	30
Western Midstream Operating, LP 5.50% 2/1/2050[1]		25	21
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[5,6]		1,485	1,480
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[5,6]		278	275
Westlake Automobile Receivables Trust, Series 2023-1, Class B, 5.41% 1/18/2028[5,6]		60	59
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]		1,250	1,169
WeWork Companies, LLC 6.00% PIK and 5.00% Cash 8/15/2027[6,9]		37	16
WeWork Companies, LLC 8.00% PIK and 7.00% Cash 8/15/2027[6,9]		30	27
WMG Acquisition Corp. 3.75% 12/1/2029[6]		125	108
WMG Acquisition Corp. 3.875% 7/15/2030[6]		135	117
WMG Acquisition Corp. 3.00% 2/15/2031[6]		80	65
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[1,2,10]		105	101
Wynn Las Vegas, LLC 5.50% 3/1/2025[6]		110	108
Wynn Resorts Finance, LLC 7.125% 2/15/2031[6]		43	43

210	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
U.S. dollars (continued)
Yahoo Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.50%) 10.717% 9/1/2027[7,8]		USD	110	$105
Ziggo Bond Co. BV 5.125% 2/28/2030[6]			200	152
Ziggo BV 4.875% 1/15/2030[6]			300	249
				597,610

Total bonds, notes & other debt instruments (cost: $1,474,574,000)				1,358,705

Investment funds 3.45%			Shares

U.S. dollars 3.45%
Capital Group Central Corporate Bond Fund[13]			6,083,317	50,370

Total investment funds (cost: $48,003,000)				50,370

Preferred securities 0.00%
U.S. dollars 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[6,10,14]			48	36

Total preferred securities (cost: $49,000)				36

Common stocks 0.02%
U.S. dollars 0.02%
Constellation Oil Services Holding SA, Class B-1[10,14]			1,214,969	133
Altera Infrastructure, LP10,14			1,308	110
Talen Energy Corp.[14]			575	29
WeWork, Inc., Class A14			8,100	2
Bighorn Permian Resources, LLC[10]			531	—	[15]

Total common stocks (cost: $577,000)				274

Short-term securities 12.40%
Money market investments 10.84%
Capital Group Central Cash Fund 5.15%[13,16]			1,581,248	158,141

	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 1.56%
Japan Treasury 2/20/2024	(0.103)%	JPY	3,277,100	22,733

Total short-term securities (cost: $182,566,000)				180,874
Total investment securities 108.99% (cost: $1,705,769,000)				1,590,259
Other assets less liabilities (8.99)%				(131,205)

Net assets 100.00%				$1,459,054

American Funds Insurance Series	211

Capital World Bond Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 6/30/2023 (000)
2 Year Euro-Schatz Futures	Short	327	September 2023	USD (37,413)	$117
2 Year U.S. Treasury Note Futures	Long	637	September 2023	129,530	(1,185)
5 Year Euro-Bobl Futures	Long	257	September 2023	32,449	(503)
5 Year U.S. Treasury Note Futures	Long	1,361	September 2023	145,755	(2,602)
10 Year Italy Government Bond Futures	Long	134	September 2023	16,978	(38)
10 Year Euro-Bund Futures	Short	202	September 2023	(29,479)	295
10 Year Japanese Government Bond Futures	Short	77	September 2023	(79,271)	(302)
10 Year Australian Treasury Bond Futures	Long	70	September 2023	5,417	(9)
10 Year U.S. Treasury Note Futures	Short	117	September 2023	(13,135)	177
10 Year Ultra U.S. Treasury Note Futures	Short	517	September 2023	(61,232)	599
10 Year UK Gilt Futures	Long	11	September 2023	1,331	— [15]
20 Year U.S. Treasury Bond Futures	Long	147	September 2023	18,655	34
30 Year Euro-Buxl Futures	Long	53	September 2023	8,074	81
30 Year Ultra U.S. Treasury Bond Futures	Short	109	September 2023	(14,848)	(134)
					$(3,470)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 6/30/2023 (000)
ZAR	74,500	USD	3,952	UBS AG	7/3/2023	$6
USD	1,592	ZAR	30,500	Bank of New York Mellon	7/3/2023	(28)
USD	2,258	ZAR	44,000	UBS AG	7/3/2023	(79)
CAD	12,823	USD	9,476	Morgan Stanley	7/7/2023	204
USD	982	GBP	790	Bank of America	7/7/2023	(21)
EUR	8,530	USD	9,178	Morgan Stanley	7/10/2023	135
EUR	1,490	USD	1,600	Bank of America	7/10/2023	27
EUR	1,620	USD	1,745	Goldman Sachs	7/10/2023	24
MXN	140,350	USD	8,168	Bank of America	7/10/2023	15
HUF	1,284,310	EUR	3,427	JPMorgan Chase	7/10/2023	10
ILS	4,200	USD	1,125	Goldman Sachs	7/10/2023	9
EUR	5,100	CAD	7,368	HSBC Bank	7/10/2023	5
USD	2,482	EUR	2,270	BNP Paribas	7/10/2023	3
USD	1,301	EUR	1,190	HSBC Bank	7/10/2023	2
USD	1,669	COP	7,000,000	BNP Paribas	7/10/2023	(3)
EUR	1,340	USD	1,466	Bank of New York Mellon	7/10/2023	(3)
EUR	1,790	USD	1,959	Bank of America	7/10/2023	(5)
EUR	1,910	USD	2,093	Citibank	7/10/2023	(8)
USD	1,568	COP	6,600,000	Goldman Sachs	7/10/2023	(9)
USD	2,345	HUF	818,090	Goldman Sachs	7/10/2023	(44)
USD	4,414	GBP	3,530	HSBC Bank	7/10/2023	(69)
AUD	4,500	USD	3,096	Standard Chartered Bank	7/10/2023	(97)
USD	3,893	MXN	68,500	Morgan Stanley	7/10/2023	(101)
JPY	509,620	USD	3,677	Morgan Stanley	7/10/2023	(140)
USD	22,521	AUD	34,200	JPMorgan Chase	7/10/2023	(268)
AUD	12,970	USD	8,925	Bank of America	7/10/2023	(283)
BRL	3,800	USD	765	Citibank	7/11/2023	27
USD	3,988	NZD	6,561	HSBC Bank	7/11/2023	(38)
THB	368,000	USD	10,645	Citibank	7/14/2023	(215)
USD	16,894	KRW	21,690,694	HSBC Bank	7/17/2023	420

212	American Funds Insurance Series

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 6/30/2023 (000)
PLN	27,850	USD	6,695	HSBC Bank	7/17/2023	$148
EUR	24,530	USD	26,656	Citibank	7/17/2023	135
PLN	20,540	EUR	4,566	HSBC Bank	7/17/2023	59
USD	7,169	IDR	107,102,850	JPMorgan Chase	7/17/2023	50
EUR	6,000	USD	6,511	BNP Paribas	7/17/2023	42
DKK	17,400	USD	2,525	UBS AG	7/17/2023	28
CZK	47,290	EUR	1,978	Barclays Bank PLC	7/17/2023	9
BRL	5,700	USD	1,179	Goldman Sachs	7/17/2023	8
EUR	1,440	USD	1,568	Standard Chartered Bank	7/17/2023	4
COP	9,234,000	USD	2,197	BNP Paribas	7/17/2023	3
USD	511	COP	2,147,484	BNP Paribas	7/17/2023	(1)
NZD	1,070	USD	666	JPMorgan Chase	7/17/2023	(9)
SEK	23,400	USD	2,182	BNP Paribas	7/17/2023	(10)
EUR	2,570	USD	2,818	Citibank	7/17/2023	(12)
SEK	22,100	USD	2,076	Standard Chartered Bank	7/17/2023	(26)
CNH	104,690	USD	14,672	Citibank	7/17/2023	(251)
CNH	146,967	USD	20,560	Citibank	7/17/2023	(316)
JPY	376,000	USD	2,637	Goldman Sachs	7/18/2023	(24)
JPY	2,902,270	USD	20,903	Morgan Stanley	7/18/2023	(731)
JPY	5,640,928	USD	40,542	HSBC Bank	7/18/2023	(1,334)
EUR	6,170	USD	6,788	Goldman Sachs	7/20/2023	(48)
EUR	10,720	USD	11,725	Morgan Stanley	7/21/2023	(14)
THB	170,870	USD	4,864	JPMorgan Chase	7/24/2023	(16)
THB	189,700	USD	5,401	Morgan Stanley	7/24/2023	(20)
USD	3,779	CAD	4,970	Bank of America	7/25/2023	26
USD	3,444	GBP	2,700	Bank of America	7/25/2023	14
MYR	8,560	USD	1,834	Standard Chartered Bank	7/25/2023	12
USD	748	NOK	7,930	BNP Paribas	7/25/2023	9
USD	2,068	MXN	35,480	Bank of America	7/25/2023	6
CHF	2,790	USD	3,127	UBS AG	7/25/2023	(1)
MXN	40,500	USD	2,359	HSBC Bank	7/25/2023	(5)
PLN	18,110	EUR	4,075	Standard Chartered Bank	7/25/2023	(5)
USD	23,076	MXN	398,073	Morgan Stanley	7/25/2023	(59)
EUR	7,190	PLN	31,970	UBS AG	7/26/2023	6
DKK	46,980	EUR	6,310	Bank of America	7/26/2023	1
JPY	182,300	USD	1,278	Morgan Stanley	7/26/2023	(9)
CNH	234,750	USD	32,488	HSBC Bank	7/26/2023	(126)
USD	14,773	DKK	100,190	HSBC Bank	7/27/2023	64
USD	3,942	ZAR	74,500	UBS AG	7/28/2023	(4)
USD	542	BRL	2,615	Citibank	8/4/2023	(1)
USD	5,446	BRL	26,395	JPMorgan Chase	10/2/2023	25
USD	4,698	BRL	22,770	Citibank	10/2/2023	22
USD	2,439	BRL	13,000	Citibank	12/29/2023	(201)
USD	232	BRL	1,255	Citibank	1/2/2024	(22)
USD	4,287	BRL	23,130	Citibank	1/2/2024	(409)
USD	8,868	BRL	48,887	Citibank	1/2/2024	(1,058)
USD	25,879	JPY	3,277,100	HSBC Bank	2/16/2024	2,283
JPY	3,277,100	USD	25,661	HSBC Bank	2/16/2024	(2,065)
USD	25,676	JPY	3,277,100	HSBC Bank	2/20/2024	2,065
						$(2,282)

American Funds Insurance Series	213

Capital World Bond Fund (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay				Notional amount (000)	Value at 6/30/2023 (000)	Upfront premium paid (000)		Unrealized (depreciation) appreciation at 6/30/2023 (000)
Rate	Payment frequency	Rate	Payment frequency	Expiration date
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD	4,428	$(17)	$—		$(17)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		37,736	(147)	—		(147)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		13,908	(60)	—		(60)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		34,764	(149)	—		(149)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		5,734	(25)	—		(25)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		5,734	(26)	—		(26)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		6,295	(30)	—		(30)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023		11,830	(68)	—		(68)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023		11,817	(74)	—		(74)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023		12,043	(77)	—		(77)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023		12,093	(77)	—		(77)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		10,675	(79)	—		(79)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		12,176	(90)	—		(90)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023		12,163	(90)	—		(90)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023		12,163	(91)	—		(91)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023		13,521	(101)	—		(101)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		17,111	(128)	—		(128)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		17,111	(128)	—		(128)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		1,440	(11)	—		(11)
2.628%	Annual	SONIA	Annual	7/28/2024	GBP	21,600	(966)	—		(966)
3.79165%	Annual	SOFR	Annual	1/13/2026	USD	23,220	(424)	—		(424)
4.0285%	Annual	SOFR	Annual	2/10/2026		37,540	(461)	—		(461)
6.255%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	47,800	(196)	—		(196)
6.19%	28-day	28-day MXN-TIIE	28-day	5/22/2026		48,400	(203)	—		(203)
6.16%	28-day	28-day MXN-TIIE	28-day	6/9/2026		58,800	(250)	—	[15]	(250)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026		14,000	(52)	—		(52)
6.50%	28-day	28-day MXN-TIIE	28-day	6/17/2026		13,900	(52)	—		(52)
6.47%	28-day	28-day MXN-TIIE	28-day	6/17/2026		14,200	(54)	—		(54)
6.55%	28-day	28-day MXN-TIIE	28-day	6/17/2026		43,000	(158)	—		(158)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026		14,100	(52)	—		(52)
6.50%	28-day	28-day MXN-TIIE	28-day	6/18/2026		27,800	(104)	—		(104)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		62,600	(222)	—		(222)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		172,500	(614)	—		(614)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026		28,900	(59)	—		(59)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		43,375	(86)	—		(86)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		89,445	(192)	—		(192)
9.40%	28-day	28-day MXN-TIIE	28-day	2/16/2028		259,800	577	—		577
4.96048%	Annual	SONIA	Annual	6/21/2028	GBP	7,810	(56)	—		(56)
4.98038%	Annual	SONIA	Annual	6/21/2028		15,850	(96)	—		(96)
SOFR	Annual	3.29015%	Annual	1/13/2030	USD	11,280	296	—		296
SOFR	Annual	3.4705%	Annual	2/10/2030		16,910	266	—		266
SONIA	Annual	4.34948%	Annual	6/21/2033	GBP	4,240	6	—		6
SONIA	Annual	4.36738%	Annual	6/21/2033		8,600	(3)	—		(3)
							$(4,623)	$—	[15]	$(4,623)

214	American Funds Insurance Series

Capital World Bond Fund (continued)

Swap contracts (continued)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 6/30/2023 (000)	Upfront premium received (000)	Unrealized depreciation at 6/30/2023 (000)
CDX.NA.HY.40	5.00%	Quarterly	6/20/2028	USD12,672	$(350)	$(146)	$(204)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 6/30/2023 (000)	[18]	Upfront premium paid (000)	Unrealized appreciation at 6/30/2023 (000)
1.00%	Quarterly	CDX.NA.IG.40	6/20/2028	USD66,201		$989		$567	$422

Investments in affiliates13

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)
Investment funds 3.45%
Capital Group Central Corporate Bond Fund	$48,676	$924	$—	$—	$770	$50,370	$924
Short-term securities 10.84%
Money market investments 10.84%
Capital Group Central Cash Fund 5.15%[16]	167	547,669	389,720	2	23	158,141	2,783
Total 14.29%				$2	$793	$208,511	$3,707

Restricted securities2

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Goldman Sachs Group, Inc. 3.375% 3/27/2025	5/19/2020	$5,638	$5,384	.37%
Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/19/2021	3,242	2,199	.15
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1]	5/19/2020	5,992	5,296	.36
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1]	5/19/2020	3,392	3,041	.21
NBM US Holdings, Inc. 7.00% 5/14/2026	5/17/2023-5/19/2023	1,467	1,480	.10
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[1,10]	6/23/2023	101	101	.01
Total		$19,832	$17,501	1.20%

American Funds Insurance Series	215

Capital World Bond Fund (continued)

[1]	Step bond; coupon rate may change at a later date.
[2]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $17,501,000, which represented 1.20% of the net assets of the fund.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $106,174,000, which represented 7.28% of the net assets of the fund.
[7]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $2,165,000, which represented .15% of the net assets of the fund.
[8]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[9]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[10]	Value determined using significant unobservable inputs.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,003,000, which represented .82% of the net assets of the fund.
[12]	Purchased on a TBA basis.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Security did not produce income during the last 12 months.
[15]	Amount less than one thousand.
[16]	Rate represents the seven-day yield at 6/30/2023.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviations

Assn. = Association
AUD = Australian dollars
BBR = Bank Base Rate
BRL = Brazilian reais
CAD = Canadian dollars
CHF = Swiss francs
CLP = Chilean pesos
CME = CME Group
CNH = Chinese yuan renminbi
CNY = Chinese yuan
COP = Colombian pesos
CZK = Czech korunas
DAC = Designated Activity Company
DKK = Danish kroner
EUR = Euros
EURIBOR = Euro Interbank Offered Rate
FRA = Forward Rate Agreement
GBP = British pounds
HUF = Hungarian forints
IDR = Indonesian rupiah
ILS = Israeli shekels
INR = Indian rupees
JPY = Japanese yen
KRW = South Korean won
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
MYR = Malaysian ringgits
NOK = Norwegian kroner
NZD = New Zealand dollars
PEN = Peruvian nuevos soles
PIK = Payment In Kind
PLN = Polish zloty
Ref. = Refunding
REIT = Real Estate Investment Trust
Rev. = Revenue
RON = Romanian leu
SEK = Swedish kronor
SOFR = Secured Overnight Financing Rate
SONIA = Sterling Overnight Interbank Average Rate
TBA = To be announced
THB = Thai baht
TIIE = Equilibrium Interbank Interest Rate
UAH = Ukrainian hryvnia
USD = U.S. dollars
ZAR = South African rand

Refer to the notes to financial statements.

216	American Funds Insurance Series

American High-Income Trust

Investment portfolio June 30, 2023	unaudited

Bonds, notes & other debt instruments 89.97%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 89.90%
Energy 15.23%
Aethon United BR, LP 8.25% 2/15/2026[1]	USD	295	$290
Antero Midstream Partners, LP 5.375% 6/15/2029[1]		570	530
Antero Resources Corp. 7.625% 2/1/2029[1]		244	248
Antero Resources Corp. 5.375% 3/1/2030[1]		230	213
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[1]		2,040	1,976
Ascent Resources Utica Holdings, LLC 9.00% 11/1/2027[1]		170	212
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[1]		271	267
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[1]		1,245	1,112
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[1]		1,610	1,439
Blue Racer Midstream, LLC 7.625% 12/15/2025[1]		496	502
California Resources Corp. 7.125% 2/1/2026[1]		390	392
Callon Petroleum Co. 7.50% 6/15/2030[1]		1,360	1,285
Cheniere Energy Partners, LP 4.50% 10/1/2029		938	862
Cheniere Energy Partners, LP 4.00% 3/1/2031		413	364
Cheniere Energy Partners, LP 3.25% 1/31/2032		175	144
Cheniere Energy, Inc. 4.625% 10/15/2028		1,341	1,254
Chesapeake Energy Corp. 4.875% 4/15/2022[2]		4,300	97
Chesapeake Energy Corp. 5.50% 2/1/2026[1]		790	771
Chesapeake Energy Corp. 5.875% 2/1/2029[1]		2,190	2,082
Chesapeake Energy Corp. 6.75% 4/15/2029[1]		755	750
Chord Energy Corp. 6.375% 6/1/2026[1]		795	789
Civitas Resources, Inc. 5.00% 10/15/2026[1]		905	854
Civitas Resources, Inc. 8.375% 7/1/2028[1]		800	810
Civitas Resources, Inc. 8.75% 7/1/2031[1]		2,820	2,862
CNX Midstream Partners, LP 4.75% 4/15/2030[1]		280	238
CNX Resources Corp. 7.25% 3/14/2027[1]		1,168	1,157
CNX Resources Corp. 6.00% 1/15/2029[1]		2,034	1,887
CNX Resources Corp. 7.375% 1/15/2031[1]		1,111	1,082
Comstock Resources, Inc. 6.75% 3/1/2029[1]		1,230	1,127
Comstock Resources, Inc. 5.875% 1/15/2030[1]		1,260	1,095
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[3]		3,169	1,876
Continental Resources, Inc. 5.75% 1/15/2031[1]		365	347
Crescent Energy Finance, LLC 7.25% 5/1/2026[1]		500	470
Crescent Energy Finance, LLC 9.25% 2/15/2028[1]		1,757	1,706
Crestwood Midstream Partners, LP 5.625% 5/1/2027[1]		290	275
Crestwood Midstream Partners, LP 6.00% 2/1/2029[1]		365	341
Crestwood Midstream Partners, LP 8.00% 4/1/2029[1]		1,675	1,699
Crestwood Midstream Partners, LP 7.375% 2/1/2031[1]		447	441
Devon Energy Corp. 5.875% 6/15/2028		202	201
Devon Energy Corp. 4.50% 1/15/2030		493	465
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[1,3,4]		68	66
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[3]		62	59
DT Midstream, Inc. 4.125% 6/15/2029[1]		1,503	1,320
DT Midstream, Inc. 4.375% 6/15/2031[1]		307	265
Earthstone Energy Holdings, LLC 9.875% 7/15/2031[1]		1,205	1,193
Encino Acquisition Partners Holdings, LLC 8.50% 5/1/2028[1]		250	227
Energean Israel Finance, Ltd. 4.50% 3/30/2024[1]		425	421
Energean Israel Finance, Ltd. 4.875% 3/30/2026[1]		1,080	1,005
Energean Israel Finance, Ltd. 5.875% 3/30/2031[1]		80	70
Energean PLC 6.50% 4/30/2027[1]		380	347
EPIC Crude Services, LP, Term Loan B, (3-month USD-LIBOR + 5.00%) 10.48% 3/2/2026[4,5]		140	134
EQM Midstream Partners, LP 4.125% 12/1/2026		222	207
EQM Midstream Partners, LP 7.50% 6/1/2027[1]		405	409
EQM Midstream Partners, LP 6.50% 7/1/2027[1]		2,345	2,315
EQM Midstream Partners, LP 5.50% 7/15/2028		881	834
EQM Midstream Partners, LP 4.50% 1/15/2029[1]		835	746
EQM Midstream Partners, LP 7.50% 6/1/2030[1]		338	342
EQM Midstream Partners, LP 4.75% 1/15/2031[1]		1,645	1,443
EQM Midstream Partners, LP 6.50% 7/15/2048		910	824
EQT Corp. 5.00% 1/15/2029		170	160

American Funds Insurance Series	217

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
EQT Corp. 3.625% 5/15/2031[1]	USD	290	$250
Genesis Energy, LP 6.50% 10/1/2025		1,886	1,860
Genesis Energy, LP 6.25% 5/15/2026		320	304
Genesis Energy, LP 8.00% 1/15/2027		2,960	2,889
Genesis Energy, LP 7.75% 2/1/2028		87	83
Genesis Energy, LP 8.875% 4/15/2030		1,000	978
Harbour Energy PLC 5.50% 10/15/2026[1]		1,545	1,422
Harvest Midstream I, LP 7.50% 9/1/2028[1]		1,947	1,932
Hess Midstream Operations, LP 5.125% 6/15/2028[1]		851	797
Hess Midstream Operations, LP 4.25% 2/15/2030[1]		1,430	1,249
Hess Midstream Operations, LP 5.50% 10/15/2030[1]		630	583
Hilcorp Energy I, LP 6.25% 11/1/2028[1]		145	137
Hilcorp Energy I, LP 5.75% 2/1/2029[1]		985	893
Hilcorp Energy I, LP 6.00% 4/15/2030[1]		922	841
Hilcorp Energy I, LP 6.00% 2/1/2031[1]		723	647
Hilcorp Energy I, LP 6.25% 4/15/2032[1]		700	625
Holly Energy Partners, LP 6.375% 4/15/2027[1]		220	218
Jonah Energy, LLC 12.00% 11/5/2025[6]		852	852
Matador Resources Co. 6.875% 4/15/2028[1]		425	421
Mesquite Energy, Inc. 7.25% 2/15/2023[1,2]		739	13
Murphy Oil Corp. 5.75% 8/15/2025		139	137
Murphy Oil Corp. 6.375% 7/15/2028		415	409
Murphy Oil USA, Inc. 4.75% 9/15/2029		820	754
Murphy Oil USA, Inc. 3.75% 2/15/2031[1]		1,065	894
Nabors Industries, Inc. 7.375% 5/15/2027[1]		1,745	1,662
Nabors Industries, Ltd. 7.25% 1/15/2026[1]		320	299
Neptune Energy Bondco PLC 6.625% 5/15/2025[1]		1,250	1,249
New Fortress Energy, Inc. 6.75% 9/15/2025[1]		1,625	1,526
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		4,490	4,022
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		8,905	8,780
NGL Energy Partners, LP 6.125% 3/1/2025		2,054	1,974
NGL Energy Partners, LP 7.50% 4/15/2026		650	613
Noble Finance II, LLC 8.00% 4/15/2030[1]		270	275
Northern Oil and Gas, Inc. 8.125% 3/1/2028[1]		1,890	1,854
Northern Oil and Gas, Inc. 8.75% 6/15/2031[1]		1,210	1,190
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[1]		625	583
NuStar Logistics, LP 6.00% 6/1/2026		286	279
Occidental Petroleum Corp. 5.875% 9/1/2025		710	706
Occidental Petroleum Corp. 6.625% 9/1/2030		390	406
Occidental Petroleum Corp. 6.125% 1/1/2031		465	473
Occidental Petroleum Corp. 6.45% 9/15/2036		245	252
Occidental Petroleum Corp. 6.20% 3/15/2040		290	286
Occidental Petroleum Corp. 6.60% 3/15/2046		305	314
Parkland Corp. 4.625% 5/1/2030[1]		440	382
Patterson-UTI Energy, Inc. 5.15% 11/15/2029		80	73
PDC Energy, Inc. 5.75% 5/15/2026		600	598
Permian Resources Operating, LLC 6.875% 4/1/2027[1]		440	435
Petrobras Global Finance BV 6.75% 6/3/2050		288	259
Petrobras Global Finance BV 5.50% 6/10/2051		202	159
Petroleos Mexicanos 4.875% 1/18/2024		223	219
Petroleos Mexicanos 6.875% 10/16/2025		350	336
Petroleos Mexicanos 8.75% 6/2/2029		732	663
Petrorio Luxembourg SARL 6.125% 6/9/2026[1]		320	308
Range Resources Corp. 4.875% 5/15/2025		362	355
Range Resources Corp. 8.25% 1/15/2029		855	891
Range Resources Corp. 4.75% 2/15/2030[1]		970	870
Rockies Express Pipeline, LLC 4.95% 7/15/2029[1]		550	504
Sabine Pass Liquefaction, LLC 4.50% 5/15/2030		371	353
Southwestern Energy Co. 5.375% 2/1/2029		340	321
Southwestern Energy Co. 5.375% 3/15/2030		2,725	2,546
Southwestern Energy Co. 4.75% 2/1/2032		1,040	918

218	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Suburban Propane Partners, LP 5.00% 6/1/2031[1]	USD	335	$281
Sunoco, LP 6.00% 4/15/2027		547	539
Sunoco, LP 5.875% 3/15/2028		290	279
Sunoco, LP 4.50% 5/15/2029		1,970	1,750
Sunoco, LP 4.50% 4/30/2030		1,955	1,711
Superior Plus, LP 4.50% 3/15/2029[1]		50	44
Tallgrass Energy Partners, LP 7.50% 10/1/2025[1]		85	85
Targa Resources Partners, LP 6.50% 7/15/2027		133	132
Targa Resources Partners, LP 6.875% 1/15/2029		915	934
Targa Resources Partners, LP 5.50% 3/1/2030		327	315
Targa Resources Partners, LP 4.875% 2/1/2031		695	643
Targa Resources Partners, LP 4.00% 1/15/2032		190	165
Transocean Poseidon, Ltd. 6.875% 2/1/2027[1]		375	371
Transocean Titan Financing, Ltd. 8.375% 2/1/2028[1]		1,032	1,055
Transocean, Inc. 7.25% 11/1/2025[1]		500	481
Transocean, Inc. 11.50% 1/30/2027[1]		245	254
Transocean, Inc. 8.75% 2/15/2030[1]		529	538
Transocean, Inc. 6.80% 3/15/2038		540	376
USA Compression Partners, LP 6.875% 4/1/2026		669	656
USA Compression Partners, LP 6.875% 9/1/2027		247	236
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[1]		575	571
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]		2,795	2,408
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[1]		1,395	1,144
Venture Global LNG, Inc. 8.125% 6/1/2028[1]		425	432
Venture Global LNG, Inc. 8.375% 6/1/2031[1]		1,000	1,010
W&T Offshore, Inc. 11.75% 2/1/2026[1]		355	354
Weatherford International, Ltd. 6.50% 9/15/2028[1]		2,665	2,679
Weatherford International, Ltd. 8.625% 4/30/2030[1]		3,721	3,781
Western Midstream Operating, LP 3.35% 2/1/2025[7]		450	431
Western Midstream Operating, LP 3.95% 6/1/2025		65	62
Western Midstream Operating, LP 4.50% 3/1/2028		239	226
Western Midstream Operating, LP 4.30% 2/1/2030[7]		80	72
Western Midstream Operating, LP 6.15% 4/1/2033		302	305
Western Midstream Operating, LP 5.50% 2/1/2050[7]		820	673
			128,013

Consumer discretionary 12.99%
Adient Global Holdings, Ltd. 4.875% 8/15/2026[1]		525	499
Affinity Interactive 6.875% 12/15/2027[1]		530	467
Allied Universal Holdco, LLC 6.625% 7/15/2026[1]		508	483
Allied Universal Holdco, LLC 9.75% 7/15/2027[1]		866	767
Allied Universal Holdco, LLC 4.625% 6/1/2028[1]		490	415
Allied Universal Holdco, LLC 6.00% 6/1/2029[1]		2,790	2,062
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[1]		904	919
Allwyn Entertainment Financing (UK) PLC 7.25% 4/30/2030	EUR	338	376
Asbury Automotive Group, Inc. 4.50% 3/1/2028	USD	250	229
Asbury Automotive Group, Inc. 4.625% 11/15/2029[1]		1,545	1,373
Asbury Automotive Group, Inc. 5.00% 2/15/2032[1]		1,310	1,142
Atlas LuxCo 4 SARL 4.625% 6/1/2028[1]		280	236
AutoNation, Inc. 2.40% 8/1/2031		610	463
Bath & Body Works, Inc. 6.875% 11/1/2035		1,106	1,014
Bath & Body Works, Inc. 6.75% 7/1/2036		655	590
Boyd Gaming Corp. 4.75% 12/1/2027		441	418
Boyd Gaming Corp. 4.75% 6/15/2031[1]		345	309
Boyne USA, Inc. 4.75% 5/15/2029[1]		650	586
Caesars Entertainment, Inc. 6.25% 7/1/2025[1]		1,085	1,081
Caesars Entertainment, Inc. 4.625% 10/15/2029[1]		1,609	1,406
Caesars Entertainment, Inc. 7.00% 2/15/2030[1]		2,140	2,151
Caesars Entertainment, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.452% 2/6/2030[1,4,5]		390	390

American Funds Insurance Series	219

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Caesars Resort Collection, LLC 5.75% 7/1/2025[1]	USD	345	$349
Carnival Corp. 10.50% 2/1/2026[1]		1,405	1,478
Carnival Corp. 5.75% 3/1/2027[1]		630	581
Carnival Corp. 4.00% 8/1/2028[1]		3,470	3,079
Carnival Corp. 6.00% 5/1/2029[1]		2,445	2,185
CEC Entertainment, LLC 6.75% 5/1/2026[1]		320	306
Clarios Global, LP 6.25% 5/15/2026[1]		140	139
Clarios Global, LP 8.50% 5/15/2027[1]		315	316
Dana, Inc. 4.25% 9/1/2030		115	96
Dana, Inc. 4.50% 2/15/2032		375	312
Empire Resorts, Inc. 7.75% 11/1/2026[1]		470	380
Everi Holdings, Inc. 5.00% 7/15/2029[1]		95	83
Fertitta Entertainment, LLC 4.625% 1/15/2029[1]		1,405	1,234
Fertitta Entertainment, LLC 6.75% 1/15/2030[1]		4,820	4,107
First Student Bidco, Inc. 4.00% 7/31/2029[1]		1,315	1,115
First Student Bidco, Inc., Term Loan B, (3-month USD-LIBOR + 3.00%) 8.501% 7/21/2028[4,5]		219	213
Ford Motor Co. 3.25% 2/12/2032		315	248
Ford Motor Co. 6.10% 8/19/2032		695	674
Ford Motor Credit Co., LLC 2.30% 2/10/2025		800	749
Ford Motor Credit Co., LLC 5.125% 6/16/2025		1,545	1,504
Ford Motor Credit Co., LLC 4.134% 8/4/2025		430	408
Ford Motor Credit Co., LLC 3.375% 11/13/2025		665	619
Ford Motor Credit Co., LLC 6.95% 6/10/2026		2,104	2,116
Ford Motor Credit Co., LLC 4.542% 8/1/2026		1,460	1,374
Ford Motor Credit Co., LLC 2.70% 8/10/2026		1,365	1,220
Ford Motor Credit Co., LLC 4.271% 1/9/2027		900	834
Ford Motor Credit Co., LLC 4.125% 8/17/2027		835	763
Ford Motor Credit Co., LLC 3.815% 11/2/2027		880	787
Ford Motor Credit Co., LLC 2.90% 2/16/2028		300	257
Ford Motor Credit Co., LLC 6.80% 5/12/2028		330	331
Ford Motor Credit Co., LLC 5.113% 5/3/2029		300	278
Ford Motor Credit Co., LLC 7.20% 6/10/2030		700	707
Ford Motor Credit Co., LLC 4.00% 11/13/2030		570	488
Gap, Inc. 3.625% 10/1/2029[1]		170	120
Gap, Inc. 3.875% 10/1/2031[1]		108	74
Group 1 Automotive, Inc. 4.00% 8/15/2028[1]		380	335
Hanesbrands, Inc. 4.875% 5/15/2026[1]		894	836
Hanesbrands, Inc. 9.00% 2/15/2031[1]		1,595	1,609
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 8.852% 3/8/2030[4,5]		644	648
Hilton Domestic Operating Co., Inc. 3.75% 5/1/2029[1]		200	178
Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030		408	381
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[1]		1,045	909
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029[1]		591	525
Hyundai Capital America 1.65% 9/17/2026[1]		745	657
International Game Technology PLC 6.50% 2/15/2025[1]		651	652
International Game Technology PLC 4.125% 4/15/2026[1]		915	870
International Game Technology PLC 5.25% 1/15/2029[1]		2,420	2,295
Jacobs Entertainment, Inc. 6.75% 2/15/2029[1]		639	572
KB Home 6.875% 6/15/2027		330	335
KB Home 7.25% 7/15/2030		330	335
Kontoor Brands, Inc. 4.125% 11/15/2029[1]		370	309
LCM Investments Holdings II, LLC 4.875% 5/1/2029[1]		4,610	3,950
Levi Strauss & Co. 3.50% 3/1/2031[1]		820	679
Lindblad Expeditions, LLC 6.75% 2/15/2027[1]		205	195
Lithia Motors, Inc. 4.625% 12/15/2027[1]		365	341
Lithia Motors, Inc. 3.875% 6/1/2029[1]		1,370	1,192
Lithia Motors, Inc. 4.375% 1/15/2031[1]		830	717
LSF9 Atlantis Holdings, LLC 7.75% 2/15/2026[1]		335	312
M.D.C. Holdings, Inc. 6.00% 1/15/2043		573	518

220	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Marriott International, Inc. 3.50% 10/15/2032	USD	350	$303
Marriott International, Inc. 2.75% 10/15/2033		310	247
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[1]		1,075	929
Melco Resorts Finance, Ltd. 4.875% 6/6/2025[1]		800	763
Melco Resorts Finance, Ltd. 5.75% 7/21/2028[1]		595	527
Merlin Entertainments PLC 5.75% 6/15/2026[1]		492	475
MGM Resorts International 5.50% 4/15/2027		200	192
Motel 6 Operating, LP, Term Loan B, (3-month USD CME Term SOFR + 5.00%) 10.205% 9/9/2026[4,5]		462	461
NCL Corp., Ltd. 3.625% 12/15/2024[1]		300	289
NCL Corp., Ltd. 5.875% 3/15/2026[1]		405	379
NCL Corp., Ltd. 5.875% 2/15/2027[1]		1,510	1,471
NCL Corp., Ltd. 7.75% 2/15/2029[1]		360	342
Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[1]		1,650	1,538
Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 10.13% 7/15/2025[1,2,4]		240	26
Party City Holdings, Inc. 8.75% 2/15/2026[1,2]		7,577	1,174
Party City Holdings, Inc. 6.625% 8/1/2026[1,2]		500	3
Party City Holdings, Inc., Term Loan DIP, 15.05% 7/19/2023[4,5]		1,356	1,403
Penske Automotive Group, Inc. 3.75% 6/15/2029		670	579
PetSmart, LLC 4.75% 2/15/2028[1]		960	888
PetSmart, LLC 7.75% 2/15/2029[1]		865	860
Premier Entertainment Sub, LLC 5.625% 9/1/2029[1]		200	152
QVC, Inc. 4.85% 4/1/2024		1,450	1,419
Rakuten Group, Inc. 10.25% 11/30/2024[1]		400	397
Raptor Acquisition Corp. 4.875% 11/1/2026[1]		550	519
RHP Hotel Properties, LP 7.25% 7/15/2028[1]		862	872
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[1]		1,251	1,328
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[1]		1,090	1,002
Royal Caribbean Cruises, Ltd. 5.50% 8/31/2026[1]		715	679
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[1]		1,365	1,278
Royal Caribbean Cruises, Ltd. 3.70% 3/15/2028		1,700	1,479
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[1]		795	742
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[1]		1,775	1,865
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[1]		1,010	1,077
Royal Caribbean Cruises, Ltd. 7.25% 1/15/2030[1]		553	561
Sally Holdings, LLC 5.625% 12/1/2025		1,030	1,017
Scientific Games Holdings, LP 6.625% 3/1/2030[1]		960	846
Scientific Games International, Inc. 8.625% 7/1/2025[1]		1,215	1,242
Scientific Games International, Inc. 7.00% 5/15/2028[1]		985	981
Scientific Games International, Inc. 7.25% 11/15/2029[1]		960	962
Sonic Automotive, Inc. 4.625% 11/15/2029[1]		1,630	1,367
Sonic Automotive, Inc. 4.875% 11/15/2031[1]		2,260	1,857
Tempur Sealy International, Inc. 4.00% 4/15/2029[1]		95	82
The New Home Co., Inc. 7.25% 10/15/2025[1]		395	367
Travel + Leisure Co. 4.50% 12/1/2029[1]		785	669
Universal Entertainment Corp. 8.75% 12/11/2024[1]		2,945	2,904
Vail Resorts, Inc. 6.25% 5/15/2025[1]		315	316
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[1]		1,245	1,164
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[1]		910	832
Wynn Resorts Finance, LLC 5.125% 10/1/2029[1]		482	432
Wynn Resorts Finance, LLC 7.125% 2/15/2031[1]		247	246
Yahoo Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.50%) 10.717% 9/1/2027[4,5]		465	445
ZF North America Capital, Inc. 4.75% 4/29/2025[1]		300	293
ZF North America Capital, Inc. 7.125% 4/14/2030[1]		700	713
			109,204

American Funds Insurance Series	221

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services 10.93%
Altice France Holding SA 10.50% 5/15/2027[1]	USD	1,080	$655
Altice France SA 5.125% 7/15/2029[1]		1,677	1,192
CCO Holdings, LLC 5.50% 5/1/2026[1]		102	99
CCO Holdings, LLC 5.00% 2/1/2028[1]		586	534
CCO Holdings, LLC 5.375% 6/1/2029[1]		360	326
CCO Holdings, LLC 6.375% 9/1/2029[1]		300	283
CCO Holdings, LLC 4.75% 3/1/2030[1]		3,437	2,942
CCO Holdings, LLC 4.50% 8/15/2030[1]		3,029	2,525
CCO Holdings, LLC 4.25% 2/1/2031[1]		3,000	2,430
CCO Holdings, LLC 4.75% 2/1/2032[1]		2,504	2,045
CCO Holdings, LLC 4.50% 5/1/2032		794	635
CCO Holdings, LLC 4.50% 6/1/2033[1]		1,330	1,046
CCO Holdings, LLC 4.25% 1/15/2034[1]		2,040	1,544
Charter Communications Operating, LLC 2.80% 4/1/2031		140	113
Clear Channel Outdoor Holdings, Inc. 7.75% 4/15/2028[1]		570	448
Clear Channel Outdoor Holdings, Inc. 7.50% 6/1/2029[1]		315	233
Cogent Communications Group, Inc. 3.50% 5/1/2026[1]		690	641
Connect Finco SARL 6.75% 10/1/2026[1]		725	705
Consolidated Communications, Inc. 5.00% 10/1/2028[1]		225	169
CSC Holdings, LLC 6.50% 2/1/2029[1]		600	486
Diamond Sports Group, LLC 5.375% 8/15/2026[1,2]		503	17
Diamond Sports Group, LLC 6.625% 8/15/2027[1,2]		1,056	27
DIRECTV Financing, LLC 5.875% 8/15/2027[1]		2,696	2,445
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.217% 8/2/2027[4,5]		1,571	1,540
DISH DBS Corp. 5.875% 11/15/2024		3,463	3,033
DISH Network Corp. 11.75% 11/15/2027[1]		5,765	5,633
Embarq Corp. 7.995% 6/1/2036		3,354	2,032
Epicor Software Corp., Term Loan, (1-month USD CME Term SOFR + 7.75%) 12.952% 7/31/2028[4,5]		365	367
Frontier Communications Holdings, LLC 5.875% 10/15/2027[1]		1,120	1,029
Frontier Communications Holdings, LLC 5.00% 5/1/2028[1]		2,960	2,557
Frontier Communications Holdings, LLC 6.75% 5/1/2029[1]		1,240	963
Frontier Communications Holdings, LLC 5.875% 11/1/2029		600	439
Frontier Communications Holdings, LLC 6.00% 1/15/2030[1]		750	552
Frontier Communications Holdings, LLC 8.75% 5/15/2030[1]		710	695
Gray Escrow II, Inc. 5.375% 11/15/2031[1]		2,165	1,437
Gray Television, Inc. 5.875% 7/15/2026[1]		2,028	1,820
Gray Television, Inc. 7.00% 5/15/2027[1]		1,188	1,015
Gray Television, Inc. 4.75% 10/15/2030[1]		717	487
iHeartCommunications, Inc. 5.25% 8/15/2027[1]		640	490
iHeartCommunications, Inc. 4.75% 1/15/2028[1]		250	189
Lamar Media Corp. 3.75% 2/15/2028		61	56
Lamar Media Corp. 4.875% 1/15/2029		300	279
Lamar Media Corp. 4.00% 2/15/2030		260	228
Lamar Media Corp. 3.625% 1/15/2031		460	388
Level 3 Financing, Inc. 3.75% 7/15/2029[1]		550	332
Ligado Networks, LLC 15.50% PIK 11/1/2023[1,3]		2,558	985
Ligado Networks, LLC, Term Loan, 15.00% PIK 11/1/2023[3,5,6]		220	209
Likewize Corp. 9.75% 10/15/2025[1]		140	135
Live Nation Entertainment, Inc. 4.75% 10/15/2027[1]		400	374
Live Nation Entertainment, Inc. 3.75% 1/15/2028[1]		830	743
Midas OpCo Holdings, LLC 5.625% 8/15/2029[1]		2,880	2,468
Netflix, Inc. 4.875% 4/15/2028		310	307
News Corp. 3.875% 5/15/2029[1]		1,495	1,314
News Corp. 5.125% 2/15/2032[1]		1,760	1,607
Nexstar Media, Inc. 5.625% 7/15/2027[1]		324	302
Nexstar Media, Inc. 4.75% 11/1/2028[1]		3,475	3,018
Scripps Escrow II, Inc. 3.875% 1/15/2029[1]		680	550
Sirius XM Radio, Inc. 3.125% 9/1/2026[1]		2,530	2,268
Sirius XM Radio, Inc. 4.00% 7/15/2028[1]		3,045	2,649

222	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Sirius XM Radio, Inc. 4.125% 7/1/2030[1]	USD	920	$752
Sirius XM Radio, Inc. 3.875% 9/1/2031[1]		2,880	2,230
Sprint Capital Corp. 6.875% 11/15/2028		1,256	1,332
Sprint Capital Corp. 8.75% 3/15/2032		1,751	2,118
Sprint Corp. 7.625% 3/1/2026		480	499
TEGNA, Inc. 5.00% 9/15/2029		366	316
T-Mobile USA, Inc. 3.375% 4/15/2029		860	777
Univision Communications, Inc. 5.125% 2/15/2025[1]		3,460	3,391
Univision Communications, Inc. 6.625% 6/1/2027[1]		3,150	3,049
Univision Communications, Inc. 4.50% 5/1/2029[1]		5,120	4,404
Univision Communications, Inc. 7.375% 6/30/2030[1]		1,690	1,611
Univision Communications, Inc., Term Loan, (3-month USD CME Term SOFR + 4.25%) 9.492% 6/24/2029[4,5]		69	69
UPC Broadband Finco BV 4.875% 7/15/2031[1]		430	354
Virgin Media Secured Finance PLC 4.50% 8/15/2030[1]		590	495
VMED O2 UK Financing I PLC 4.25% 1/31/2031[1]		2,375	1,922
VZ Secured Financing BV 5.00% 1/15/2032[1]		1,060	855
WMG Acquisition Corp. 3.75% 12/1/2029[1]		1,735	1,502
WMG Acquisition Corp. 3.875% 7/15/2030[1]		580	501
WMG Acquisition Corp. 3.00% 2/15/2031[1]		225	182
Ziggo Bond Co. BV 5.125% 2/28/2030[1]		419	318
Ziggo BV 4.875% 1/15/2030[1]		1,350	1,122
			91,829

Health care 9.92%
1375209 B.C., Ltd. 9.00% 1/30/2028[1]		720	723
AdaptHealth, LLC 6.125% 8/1/2028[1]		250	217
AdaptHealth, LLC 4.625% 8/1/2029[1]		55	44
AdaptHealth, LLC 5.125% 3/1/2030[1]		395	320
AthenaHealth Group, Inc. 6.50% 2/15/2030[1]		640	539
Avantor Funding, Inc. 4.625% 7/15/2028[1]		2,305	2,139
Avantor Funding, Inc. 3.875% 11/1/2029[1]		500	438
Bausch Health Americas, Inc. 9.25% 4/1/2026[1]		1,789	1,509
Bausch Health Americas, Inc. 8.50% 1/31/2027[1]		271	149
Bausch Health Companies, Inc. 5.50% 11/1/2025[1]		4,360	3,858
Bausch Health Companies, Inc. 9.00% 12/15/2025[1]		1,256	1,097
Bausch Health Companies, Inc. 6.125% 2/1/2027[1]		245	157
Bausch Health Companies, Inc. 5.75% 8/15/2027[1]		1,095	672
Bausch Health Companies, Inc. 5.00% 1/30/2028[1]		982	422
Bausch Health Companies, Inc. 4.875% 6/1/2028[1]		3,390	2,022
Bausch Health Companies, Inc. 5.00% 2/15/2029[1]		240	101
Bausch Health Companies, Inc. 7.25% 5/30/2029[1]		340	145
Bausch Health Companies, Inc. 5.25% 1/30/2030[1]		1,952	813
Bausch Health Companies, Inc. 14.00% 10/15/2030[1]		550	330
Bausch Health Companies, Inc. 5.25% 2/15/2031[1]		3,762	1,576
Catalent Pharma Solutions, Inc. 5.00% 7/15/2027[1]		290	266
Catalent Pharma Solutions, Inc. 3.125% 2/15/2029[1]		340	277
Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[1]		1,248	1,012
Centene Corp. 4.25% 12/15/2027		344	322
Centene Corp. 2.45% 7/15/2028		1,780	1,523
Centene Corp. 4.625% 12/15/2029		1,785	1,645
Centene Corp. 3.375% 2/15/2030		217	187
Centene Corp. 3.00% 10/15/2030		295	246
Centene Corp. 2.50% 3/1/2031		1,125	898
Centene Corp. 2.625% 8/1/2031		825	658
Charles River Laboratories International, Inc. 4.25% 5/1/2028[1]		761	697
Charles River Laboratories International, Inc. 3.75% 3/15/2029[1]		680	599
CHS / Community Health Systems, Inc. 5.625% 3/15/2027[1]		1,575	1,389
CHS / Community Health Systems, Inc. 6.00% 1/15/2029[1]		138	116
CHS / Community Health Systems, Inc. 5.25% 5/15/2030[1]		1,620	1,278

American Funds Insurance Series	223

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
CHS / Community Health Systems, Inc. 4.75% 2/15/2031[1]	USD	1,020	$772
DaVita, Inc. 4.625% 6/1/2030[1]		315	271
Endo DAC 5.875% 10/15/2024[1]		520	382
Endo DAC 9.50% 7/31/2027[1,2]		311	19
Endo DAC 6.00% 6/30/2028[1,2]		2,313	121
Endo Luxembourg Finance Co. I SARL 6.125% 4/1/2029[1]		660	489
Fortrea Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 5.05% 6/30/2030[4,5]		1,085	1,086
Grifols Escrow Issuer SA 4.75% 10/15/2028[1]		630	547
HCA, Inc. 5.625% 9/1/2028		1,300	1,302
HCA, Inc. 5.875% 2/1/2029		255	257
HCA, Inc. 3.50% 9/1/2030		1,215	1,066
HCA, Inc. 4.625% 3/15/2052[1]		233	192
HCA, Inc. 7.50% 11/15/2095		250	282
HealthEquity, Inc. 4.50% 10/1/2029[1]		795	702
IQVIA, Inc. 5.00% 10/15/2026[1]		623	602
IQVIA, Inc. 6.50% 5/15/2030[1]		555	561
Jazz Securities DAC 4.375% 1/15/2029[1]		461	412
Mallinckrodt International Finance SA 10.00% 4/15/2025[1]		579	455
Medline Borrower, LP 3.875% 4/1/2029[1]		220	191
Medline Borrower, LP 5.25% 10/1/2029[1]		1,810	1,572
Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 3.25%) 8.352% 10/23/2028[4,5]		423	419
Molina Healthcare, Inc. 4.375% 6/15/2028[1]		1,055	974
Molina Healthcare, Inc. 3.875% 11/15/2030[1]		3,034	2,610
Molina Healthcare, Inc. 3.875% 5/15/2032[1]		2,400	2,015
Option Care Health, Inc. 4.375% 10/31/2029[1]		290	256
Owens & Minor, Inc. 4.375% 12/15/2024		1,185	1,151
Owens & Minor, Inc. 4.50% 3/31/2029[1]		1,795	1,492
Owens & Minor, Inc. 6.625% 4/1/2030[1]		2,395	2,175
Par Pharmaceutical, Inc. 7.50% 4/1/2027[1]		5,640	4,176
Radiology Partners, Inc. 9.25% 2/1/2028[1]		1,873	685
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 9.467% 7/9/2025[4,5]		555	419
RP Escrow Issuer, LLC 5.25% 12/15/2025[1]		1,711	1,264
Select Medical Corp. 6.25% 8/15/2026[1]		554	545
Surgery Center Holdings, Inc. 10.00% 4/15/2027[1]		244	250
Syneos Health, Inc. 3.625% 1/15/2029[1]		310	303
Team Health Holdings, Inc. 6.375% 2/1/2025[1]		244	130
Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 10.403% 3/2/2027[4,5]		274	191
Tenet Healthcare Corp. 4.875% 1/1/2026		4,425	4,314
Tenet Healthcare Corp. 6.25% 2/1/2027		500	495
Tenet Healthcare Corp. 5.125% 11/1/2027		265	253
Tenet Healthcare Corp. 4.625% 6/15/2028		435	407
Tenet Healthcare Corp. 6.125% 10/1/2028		1,105	1,065
Tenet Healthcare Corp. 4.25% 6/1/2029		1,285	1,162
Tenet Healthcare Corp. 4.375% 1/15/2030		870	786
Tenet Healthcare Corp. 6.125% 6/15/2030		295	291
Tenet Healthcare Corp. 6.75% 5/15/2031[1]		1,270	1,275
Tenet Healthcare Corp. 6.875% 11/15/2031		100	100
Teva Pharmaceutical Finance Netherlands III BV 2.80% 7/21/2023		258	258
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		2,312	2,299
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		3,074	2,758
Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027		1,245	1,153
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028		1,013	999
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029		5,640	5,122

224	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	USD	400	$413
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031		1,054	1,106
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		602	397
			83,373

Materials 9.59%
Alcoa Nederland Holding BV 5.50% 12/15/2027[1]		510	494
Alcoa Nederland Holding BV 4.125% 3/31/2029[1]		430	385
ArcelorMittal SA 7.00% 10/15/2039		488	510
ArcelorMittal SA 6.75% 3/1/2041		755	769
ARD Finance SA 6.50% Cash 6/30/2027[1,3]		422	343
Ardagh Metal Packaging Finance USA, LLC 6.00% 6/15/2027[1]		200	197
Ardagh Metal Packaging Finance USA, LLC 4.00% 9/1/2029[1]		1,055	837
Ardagh Packaging Finance PLC 5.25% 8/15/2027[1]		500	424
ATI, Inc. 4.875% 10/1/2029		690	623
ATI, Inc. 5.125% 10/1/2031		1,110	991
Avient Corp. 7.125% 8/1/2030[1]		335	339
Axalta Coating Systems, LLC 4.75% 6/15/2027[1]		460	434
Ball Corp. 6.875% 3/15/2028		1,065	1,087
Ball Corp. 6.00% 6/15/2029		350	348
Ball Corp. 2.875% 8/15/2030		160	133
Ball Corp. 3.125% 9/15/2031		1,320	1,087
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[1]		1,300	1,060
Cleveland-Cliffs, Inc. 6.75% 3/15/2026[1]		487	493
Cleveland-Cliffs, Inc. 7.00% 3/15/2027		297	290
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		3,243	3,168
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[1]		1,906	1,719
Cleveland-Cliffs, Inc. 6.75% 4/15/2030[1]		455	439
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[1]		2,355	2,072
CROWN Americas, LLC 5.25% 4/1/2030		240	228
CVR Partners, LP 6.125% 6/15/2028[1]		960	836
Element Solutions, Inc. 3.875% 9/1/2028[1]		410	358
First Quantum Minerals, Ltd. 7.50% 4/1/2025[1]		3,028	3,028
First Quantum Minerals, Ltd. 6.875% 3/1/2026[1]		3,351	3,303
First Quantum Minerals, Ltd. 6.875% 10/15/2027[1]		7,610	7,435
Freeport-McMoRan, Inc. 4.25% 3/1/2030		437	403
Freeport-McMoRan, Inc. 5.45% 3/15/2043		411	384
FXI Holdings, Inc. 12.25% 11/15/2026[1]		9,072	8,233
FXI Holdings, Inc. 12.25% 11/15/2026[1]		5,873	5,300
Graphic Packaging International, LLC 3.75% 2/1/2030[1]		490	423
Hexion, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 9.779% 3/15/2029[4,5]		216	205
INEOS Finance PLC 6.75% 5/15/2028[1]		500	481
Kaiser Aluminum Corp. 4.625% 3/1/2028[1]		638	559
LABL, Inc. 10.50% 7/15/2027[1]		1,405	1,351
LABL, Inc. 5.875% 11/1/2028[1]		730	665
LABL, Inc. 9.50% 11/1/2028[1]		162	165
LABL, Inc. 8.25% 11/1/2029[1]		715	599
LSB Industries, Inc. 6.25% 10/15/2028[1]		2,445	2,185
Mauser Packaging Solutions Holding Co. 7.875% 8/15/2026[1]		382	380
Mauser Packaging Solutions Holding Co. 9.25% 4/15/2027[1]		625	578
Methanex Corp. 5.125% 10/15/2027		3,600	3,355
Methanex Corp. 5.25% 12/15/2029		637	583
Methanex Corp. 5.65% 12/1/2044		465	382
Mineral Resources, Ltd. 8.125% 5/1/2027[1]		138	138
Mineral Resources, Ltd. 8.00% 11/1/2027[1]		1,344	1,343
Mineral Resources, Ltd. 8.50% 5/1/2030[1]		1,085	1,090
Nova Chemicals Corp. 4.875% 6/1/2024[1]		760	743
Nova Chemicals Corp. 5.25% 6/1/2027[1]		1,431	1,274
Nova Chemicals Corp. 4.25% 5/15/2029[1]		1,555	1,271

American Funds Insurance Series	225

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Novelis Corp. 3.25% 11/15/2026[1]	USD	825	$748
Novelis Corp. 4.75% 1/30/2030[1]		563	501
Novelis Corp. 3.875% 8/15/2031[1]		1,122	925
Olin Corp. 5.625% 8/1/2029		200	193
Olin Corp. 5.00% 2/1/2030		180	166
Olympus Water US Holding Corp. 9.75% 11/15/2028[1]		1,470	1,436
Owens-Brockway Glass Container, Inc. 6.375% 8/15/2025[1]		265	266
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[1]		660	590
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[1]		1,225	1,028
Scotts Miracle-Gro Co. 4.50% 10/15/2029		379	326
Scotts Miracle-Gro Co. 4.375% 2/1/2032		455	359
Sealed Air Corp. 4.00% 12/1/2027[1]		316	289
Sealed Air Corp. 6.125% 2/1/2028[1]		657	653
SPCM SA 3.375% 3/15/2030[1]		400	333
Summit Materials, LLC 6.50% 3/15/2027[1]		360	358
Summit Materials, LLC 5.25% 1/15/2029[1]		755	714
Trident TPI Holdings, Inc. 12.75% 12/31/2028[1]		470	488
Trivium Packaging Finance BV 5.50% 8/15/2026[1]		330	317
Trivium Packaging Finance BV 8.50% 8/15/2027[1]		903	870
Tronox, Inc. 4.625% 3/15/2029[1]		730	607
Valvoline, Inc. 4.25% 2/15/2030[1]		353	347
Valvoline, Inc. 3.625% 6/15/2031[1]		410	334
Venator Finance SARL 9.50% 7/1/2025[1,2]		1,763	1,349
Venator Finance SARL 5.75% 7/15/2025[1,2]		3,501	83
Venator Finance SARL, Term Loan, 15.05% 9/14/2023[4,5]		452	466
Venator Finance SARL, Term Loan, (USD Prime Rate + 4.00%) 0% 8/8/2024[2,4,5]		149	83
Warrior Met Coal, Inc. 7.875% 12/1/2028[1]		1,235	1,242
			80,591

Industrials 8.11%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[1]		755	749
ADT Security Corp. 4.125% 8/1/2029[1]		200	173
Allison Transmission, Inc. 3.75% 1/30/2031[1]		1,235	1,044
Ashtead Capital, Inc. 5.50% 8/11/2032[1]		400	387
Atkore, Inc. 4.25% 6/1/2031[1]		385	334
Avis Budget Car Rental, LLC 5.75% 7/15/2027[1]		885	837
Avis Budget Car Rental, LLC 5.375% 3/1/2029[1]		1,325	1,230
Avolon Holdings Funding, Ltd. 5.25% 5/15/2024[1]		660	649
Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[1]		2,098	1,771
Bombardier, Inc. 7.50% 3/15/2025[1]		256	257
Bombardier, Inc. 7.125% 6/15/2026[1]		3,500	3,480
Bombardier, Inc. 7.875% 4/15/2027[1]		2,358	2,355
Bombardier, Inc. 6.00% 2/15/2028[1]		1,010	956
Bombardier, Inc. 7.50% 2/1/2029[1]		852	843
Bombardier, Inc. 7.45% 5/1/2034[1]		115	131
BWX Technologies, Inc. 4.125% 6/30/2028[1]		515	470
BWX Technologies, Inc. 4.125% 4/15/2029[1]		1,005	909
Chart Industries, Inc. 7.50% 1/1/2030[1]		523	534
Clarivate Science Holdings Corp. 3.875% 7/1/2028[1]		1,070	950
Clarivate Science Holdings Corp. 4.875% 7/1/2029[1]		985	875
Clean Harbors, Inc. 4.875% 7/15/2027[1]		766	734
Clean Harbors, Inc. 5.125% 7/15/2029[1]		265	251
Clean Harbors, Inc. 6.375% 2/1/2031[1]		601	605
CoreLogic, Inc. 4.50% 5/1/2028[1]		4,589	3,705
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 6/4/2029[4,5]		660	537
Covanta Holding Corp. 4.875% 12/1/2029[1]		1,105	957
Covanta Holding Corp. 5.00% 9/1/2030		1,455	1,237
Covanta Holding Corp., Term Loan B, (3-month USD CME Term SOFR + 3.00%) 8.174% 11/30/2028[4,5]		231	229

226	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Covanta Holding Corp., Term Loan C, (3-month USD CME Term SOFR + 3.00%) 8.30% 11/30/2028[4,5]	USD	14	$13
Enviri Corp. 5.75% 7/31/2027[1]		395	344
Garda World Security Corp. 6.00% 6/1/2029[1]		150	123
GFL Environmental, Inc. 3.50% 9/1/2028[1]		470	419
Herc Holdings, Inc. 5.50% 7/15/2027[1]		200	192
Howmet Aerospace, Inc. 5.95% 2/1/2037		455	464
Icahn Enterprises, LP 4.75% 9/15/2024		1,405	1,344
Icahn Enterprises, LP 6.375% 12/15/2025		161	150
Icahn Enterprises, LP 6.25% 5/15/2026		517	471
Icahn Enterprises, LP 5.25% 5/15/2027		579	500
Icahn Enterprises, LP 4.375% 2/1/2029		675	531
KKR Apple Bidco, LLC, Term Loan B, (1-month USD CME Term SOFR + 4.00%) 9.102% 9/22/2028[4,5]		1,117	1,115
LSC Communications, Inc. 8.75% 10/15/2023[1,2,6]		8,933	27
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 7.75% 9/30/2022[2,4,5,6]		301	1
Masonite International Corp. 3.50% 2/15/2030[1]		530	446
MasTec, Inc. 4.50% 8/15/2028[1]		460	425
Mileage Plus Holdings, LLC 6.50% 6/20/2027[1]		2,961	2,971
Mueller Water Products, Inc. 4.00% 6/15/2029[1]		275	244
Park River Holdings, Inc. 5.625% 2/1/2029[1]		775	602
PGT Innovations, Inc. 4.375% 10/1/2029[1]		560	523
Pitney Bowes, Inc. 6.875% 3/15/2027[1]		600	445
PM General Purchaser, LLC 9.50% 10/1/2028[1]		2,300	2,253
Prime Security Services Borrower, LLC 3.375% 8/31/2027[1]		475	419
R.R. Donnelley & Sons Co. 6.125% 11/1/2026[1]		375	375
Regal Rexnord Corp. 6.40% 4/15/2033[1]		955	955
Ritchie Bros. Holdings, Inc. 6.75% 3/15/2028[1]		611	617
Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[1]		2,743	2,849
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[1]		170	153
Rolls-Royce PLC 5.75% 10/15/2027[1]		515	504
Sabre GLBL, Inc. 9.25% 4/15/2025[1]		140	131
Sabre GLBL, Inc. 7.375% 9/1/2025[1]		133	118
Sabre GLBL, Inc. 11.25% 12/15/2027[1]		247	209
Sensata Technologies, Inc. 3.75% 2/15/2031[1]		500	428
SkyMiles IP, Ltd. 4.75% 10/20/2028[1]		975	947
Spirit AeroSystems, Inc. 7.50% 4/15/2025[1]		175	173
Spirit AeroSystems, Inc. 4.60% 6/15/2028		1,480	1,243
Spirit AeroSystems, Inc. 9.375% 11/30/2029[1]		1,096	1,175
Spirit AeroSystems, Inc., Term Loan, (3-month CME Term SOFR + 4.50%) 9.545% 1/15/2027[4,5]		763	766
SRS Distribution, Inc. 4.625% 7/1/2028[1]		480	429
Stericycle, Inc. 5.375% 7/15/2024[1]		585	578
Stericycle, Inc. 3.875% 1/15/2029[1]		940	836
The Brink’s Co. 4.625% 10/15/2027[1]		719	668
The Dun & Bradstreet Corp. 5.00% 12/15/2029[1]		1,235	1,090
The Hertz Corp. 5.00% 12/1/2029[1]		490	406
Titan International, Inc. 7.00% 4/30/2028		750	702
TK Elevator U.S. Newco, Inc. 5.25% 7/15/2027[1]		1,495	1,383
TransDigm UK Holdings PLC 6.875% 5/15/2026		710	704
TransDigm, Inc. 6.25% 3/15/2026[1]		1,638	1,631
TransDigm, Inc. 6.375% 6/15/2026		240	237
TransDigm, Inc. 5.50% 11/15/2027		1,030	973
TransDigm, Inc. 6.75% 8/15/2028[1]		690	693
Triumph Group, Inc. 7.75% 8/15/2025		685	667
Triumph Group, Inc. 9.00% 3/15/2028[1]		1,642	1,679
United Airlines, Inc. 4.375% 4/15/2026[1]		285	271
United Airlines, Inc. 4.625% 4/15/2029[1]		645	588
United Rentals (North America), Inc. 6.00% 12/15/2029[1]		115	115
United Rentals (North America), Inc. 3.875% 2/15/2031		525	455

American Funds Insurance Series	227

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
United Rentals (North America), Inc. 3.75% 1/15/2032	USD	450	$382
WESCO Distribution, Inc. 7.125% 6/15/2025[1]		675	683
WESCO Distribution, Inc. 7.25% 6/15/2028[1]		580	592
XPO, Inc. 7.125% 6/1/2031[1]		533	538
			68,154

Financials 7.59%
Advisor Group Holdings, Inc. 10.75% 8/1/2027[1]		3,890	3,920
AG Issuer, LLC 6.25% 3/1/2028[1]		2,431	2,318
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[1]		1,058	1,085
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[1]		890	800
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[1]		1,741	1,639
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[1]		1,560	1,359
AmWINS Group, Inc. 4.875% 6/30/2029[1]		1,370	1,239
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[1]		2,948	2,564
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 11.688% 8/2/2029[4,5]		1,245	1,121
AssuredPartners, Inc. 5.625% 1/15/2029[1]		365	316
Blackstone Private Credit Fund 7.05% 9/29/2025		640	639
Block, Inc. 2.75% 6/1/2026		1,455	1,326
Block, Inc. 3.50% 6/1/2031		1,645	1,365
BroadStreet Partners, Inc. 5.875% 4/15/2029[1]		575	499
Castlelake Aviation Finance DAC 5.00% 4/15/2027[1]		835	740
Coinbase Global, Inc. 3.375% 10/1/2028[1]		1,330	891
Coinbase Global, Inc. 3.625% 10/1/2031[1]		1,620	959
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[1]		4,150	3,642
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[1]		1,230	997
Credit Acceptance Corp. 5.125% 12/31/2024[1]		275	267
Fortrea Holdings, Inc. 7.50% 7/1/2030[1]		1,000	1,025
GTCR (AP) Finance, Inc. 8.00% 5/15/2027[1]		437	429
Hightower Holding, LLC 6.75% 4/15/2029[1]		1,280	1,108
HUB International, Ltd. 7.00% 5/1/2026[1]		1,745	1,743
HUB International, Ltd. 5.625% 12/1/2029[1]		240	216
HUB International, Ltd. 7.25% 6/15/2030[1]		997	1,030
HUB International, Ltd., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.40% 6/20/2030[4,5]		824	826
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[1]		725	627
JPMorgan Chase & Co. 2.956% 5/13/2031 (USD-SOFR + 2.515% on 5/13/2030)[7]		160	137
LPL Holdings, Inc. 4.625% 11/15/2027[1]		1,592	1,494
LPL Holdings, Inc. 4.00% 3/15/2029[1]		1,495	1,313
LPL Holdings, Inc. 4.375% 5/15/2031[1]		1,135	982
MGIC Investment Corp. 5.25% 8/15/2028		525	496
MSCI, Inc. 4.00% 11/15/2029[1]		555	503
MSCI, Inc. 3.625% 9/1/2030[1]		21	18
MSCI, Inc. 3.875% 2/15/2031[1]		1,700	1,475
MSCI, Inc. 3.625% 11/1/2031[1]		1,941	1,659
MSCI, Inc. 3.25% 8/15/2033[1]		1,269	1,023
Navient Corp. 6.125% 3/25/2024		1,047	1,040
Navient Corp. 5.875% 10/25/2024		1,295	1,274
Navient Corp. 6.75% 6/25/2025		550	541
Navient Corp. 6.75% 6/15/2026		640	618
Navient Corp. 5.00% 3/15/2027		2,883	2,582
Navient Corp. 4.875% 3/15/2028		320	274
Navient Corp. 5.50% 3/15/2029		2,280	1,946
Navient Corp. 9.375% 7/25/2030		200	199
Navient Corp. 5.625% 8/1/2033		1,478	1,113
NFP Corp. 6.875% 8/15/2028[1]		1,030	896
OneMain Finance Corp. 7.125% 3/15/2026		1,335	1,313
Owl Rock Capital Corp. 3.75% 7/22/2025		600	556
Owl Rock Capital Corp. 3.40% 7/15/2026		290	257
Owl Rock Capital Corp. II 4.625% 11/26/2024[1]		450	427

228	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Owl Rock Capital Corp. III 3.125% 4/13/2027	USD	600	$509
Owl Rock Core Income Corp. 4.70% 2/8/2027		800	727
Oxford Finance, LLC 6.375% 2/1/2027[1]		1,763	1,642
Rocket Mortgage, LLC 2.875% 10/15/2026[1]		520	461
Ryan Specialty Group, LLC 4.375% 2/1/2030[1]		615	545
Starwood Property Trust, Inc. 4.375% 1/15/2027[1]		660	569
WeWork Companies, LLC 6.00% PIK and 5.00% Cash 8/15/2027[1,3]		2,239	937
WeWork Companies, LLC 8.00% PIK and 7.00% Cash 8/15/2027[1,3]		1,784	1,582
			63,798

Information technology 5.49%
Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 9.231% 6/13/2024[4,5]		1,222	1,177
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 12.405% 6/13/2025[4,5]		4,424	4,020
Black Knight InfoServ, LLC 3.625% 9/1/2028[1]		410	368
BMC Software, Inc., Term Loan, (3-month USD CME Term SOFR + 5.50%) 10.717% 2/27/2026[4,5]		720	704
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[1]		450	407
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[1]		580	520
Boxer Parent Co., Inc. 7.125% 10/2/2025[1]		180	180
Boxer Parent Co., Inc. 9.125% 3/1/2026[1]		240	239
CDK Global, Inc. 7.25% 6/15/2029[1]		610	604
Cloud Software Group, Inc. 6.50% 3/31/2029[1]		550	490
Cloud Software Group, Inc. 9.00% 9/30/2029[1]		2,995	2,619
CommScope Technologies, LLC 6.00% 6/15/2025[1]		1,774	1,656
CommScope Technologies, LLC 5.00% 3/15/2027[1]		645	450
CommScope, Inc. 6.00% 3/1/2026[1]		695	649
CommScope, Inc. 8.25% 3/1/2027[1]		977	783
CommScope, Inc. 7.125% 7/1/2028[1]		534	380
Condor Merger Sub, Inc. 7.375% 2/15/2030[1]		685	596
Diebold Nixdorf Dutch Holding BV 9.00% 7/15/2025[2]	EUR	1,227	249
Diebold Nixdorf, Inc. 9.375% 7/15/2025[1,2]	USD	7,523	1,392
Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/2026[1,2,3]		1,324	20
Diebold Nixdorf, Inc., Term Loan B1, (USD-SOFR + 7.50%) 11.50% 10/2/2023[4,5]		6,289	5,959
Diebold Nixdorf, Inc., Term Loan B2, (USD-SOFR + 7.50%) 11.50% 10/2/2023[4,5]		4,070	3,857
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.479% 7/15/2025[2,4,5]		3,351	603
Entegris Escrow Corp. 4.75% 4/15/2029[1]		370	344
EquipmentShare.com, Inc. 9.00% 5/15/2028[1]		1,850	1,798
Fair Isaac Corp. 4.00% 6/15/2028[1]		770	707
Finastra, Ltd., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 6.134% 6/13/2024[4,5]	EUR	842	870
Gartner, Inc. 4.50% 7/1/2028[1]	USD	1,863	1,742
Gartner, Inc. 3.625% 6/15/2029[1]		19	17
Gartner, Inc. 3.75% 10/1/2030[1]		1,001	873
Go Daddy Operating Co., LLC 5.25% 12/1/2027[1]		390	371
Go Daddy Operating Co., LLC 3.50% 3/1/2029[1]		505	433
Imola Merger Corp. 4.75% 5/15/2029[1]		300	261
MicroStrategy, Inc. 6.125% 6/15/2028[1]		325	292
NCR Corp. 5.125% 4/15/2029[1]		1,759	1,559
NCR Corp. 6.125% 9/1/2029[1]		475	476
Open Text Corp., Term Loan B, (3-month USD CME Term SOFR + 3.50%) 8.702% 1/31/2030[4,5]		353	354
Rocket Software, Inc. 6.50% 2/15/2029[1]		455	384
Synaptics, Inc. 4.00% 6/15/2029[1]		375	315
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.842% 9/29/2028[4,5]		1,251	1,172
UKG, Inc., Term Loan, (1-month USD CME Term SOFR + 4.50%) 4.50% 5/4/2026[4,5]		675	675
UKG, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.271% 5/4/2026[4,5]		463	455
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.271% 5/3/2027[4,5]		905	878
Unisys Corp. 6.875% 11/1/2027[1]		975	703

American Funds Insurance Series	229

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Viavi Solutions, Inc. 3.75% 10/1/2029[1]	USD	230	$196
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[6,7,8]		3,110	2,986
Xerox Holdings Corp. 5.50% 8/15/2028[1]		435	370
			46,153

Consumer staples 4.20%
Albertsons Companies, Inc. 3.25% 3/15/2026[1]		240	222
Albertsons Companies, Inc. 4.625% 1/15/2027[1]		900	854
Albertsons Companies, Inc. 3.50% 3/15/2029[1]		3,468	3,005
Albertsons Companies, Inc. 4.875% 2/15/2030[1]		615	568
B&G Foods, Inc. 5.25% 4/1/2025		1,377	1,317
B&G Foods, Inc. 5.25% 9/15/2027		2,093	1,821
BJ’s Wholesale Club, Term Loan, (3-month USD CME Term SOFR + 2.75%) 7.891% 2/3/2027[4,5]		250	251
Central Garden & Pet Co. 4.125% 10/15/2030		720	604
Central Garden & Pet Co. 4.125% 4/30/2031[1]		880	727
Coty, Inc. 5.00% 4/15/2026[1]		700	672
Coty, Inc. 6.50% 4/15/2026[1]		460	456
Coty, Inc. 4.75% 1/15/2029[1]		1,475	1,362
Darling Ingredients, Inc. 6.00% 6/15/2030[1]		1,635	1,598
Energizer Holdings, Inc. 4.375% 3/31/2029[1]		655	565
H.J. Heinz Co. 3.875% 5/15/2027		275	264
H.J. Heinz Co. 4.375% 6/1/2046		306	260
Ingles Markets, Inc. 4.00% 6/15/2031[1]		345	290
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[1]		2,148	1,968
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[1]		3,275	2,903
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[1]		2,280	2,040
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[1]		800	715
Nestle Skin Health SA, Term Loan B3, (3-month USD CME Term SOFR + 3.75%) 9.092% 10/1/2026[4,5]		780	777
Performance Food Group, Inc. 5.50% 10/15/2027[1]		705	680
Performance Food Group, Inc. 4.25% 8/1/2029[1]		483	430
Post Holdings, Inc. 5.625% 1/15/2028[1]		1,199	1,154
Post Holdings, Inc. 5.50% 12/15/2029[1]		451	417
Post Holdings, Inc. 4.625% 4/15/2030[1]		3,355	2,944
Post Holdings, Inc. 4.50% 9/15/2031[1]		1,350	1,154
Prestige Brands, Inc. 5.125% 1/15/2028[1]		103	98
Prestige Brands, Inc. 3.75% 4/1/2031[1]		1,275	1,057
Simmons Foods, Inc. 4.625% 3/1/2029[1]		993	797
TreeHouse Foods, Inc. 4.00% 9/1/2028		1,415	1,221
United Natural Foods, Inc. 6.75% 10/15/2028[1]		2,030	1,685
US Foods, Inc. 4.625% 6/1/2030[1]		460	413
			35,289

Real estate 3.76%
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[1]		1,008	755
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[1]		977	695
Brookfield Property REIT, Inc. 5.75% 5/15/2026[1]		1,304	1,196
Brookfield Property REIT, Inc. 4.50% 4/1/2027[1]		574	484
Forestar Group, Inc. 3.85% 5/15/2026[1]		465	428
Forestar Group, Inc. 5.00% 3/1/2028[1]		92	84
Howard Hughes Corp. 5.375% 8/1/2028[1]		1,327	1,183
Howard Hughes Corp. 4.125% 2/1/2029[1]		2,043	1,693
Howard Hughes Corp. 4.375% 2/1/2031[1]		2,363	1,888
Iron Mountain, Inc. 4.875% 9/15/2027[1]		1,616	1,528
Iron Mountain, Inc. 5.25% 3/15/2028[1]		1,214	1,136
Iron Mountain, Inc. 5.00% 7/15/2028[1]		367	340
Iron Mountain, Inc. 7.00% 2/15/2029[1]		210	211
Iron Mountain, Inc. 5.25% 7/15/2030[1]		2,880	2,598
Iron Mountain, Inc. 4.50% 2/15/2031[1]		1,330	1,144

230	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Kennedy-Wilson, Inc. 4.75% 3/1/2029	USD	2,170	$1,718
Kennedy-Wilson, Inc. 4.75% 2/1/2030		2,545	1,922
Kennedy-Wilson, Inc. 5.00% 3/1/2031		1,970	1,476
Ladder Capital Finance Holdings LLLP 5.25% 10/1/2025[1]		740	699
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[1]		1,534	1,334
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[1]		190	155
MPT Operating Partnership, LP 5.00% 10/15/2027		638	537
MPT Operating Partnership, LP 3.50% 3/15/2031		239	165
Park Intermediate Holdings, LLC 4.875% 5/15/2029[1]		820	707
RHP Hotel Properties, LP 4.50% 2/15/2029[1]		620	549
RLJ Lodging Trust, LP 3.75% 7/1/2026[1]		250	230
RLJ Lodging Trust, LP 4.00% 9/15/2029[1]		800	671
Service Properties Trust 4.35% 10/1/2024		265	255
Service Properties Trust 4.50% 3/15/2025		325	307
Service Properties Trust 4.75% 10/1/2026		310	270
Service Properties Trust 4.95% 2/15/2027		651	557
Service Properties Trust 3.95% 1/15/2028		985	773
Service Properties Trust 4.95% 10/1/2029		1,235	960
Service Properties Trust 4.375% 2/15/2030		80	60
VICI Properties, LP 5.625% 5/1/2024[1]		447	445
VICI Properties, LP 3.50% 2/15/2025[1]		261	250
VICI Properties, LP 4.625% 6/15/2025[1]		620	600
VICI Properties, LP 4.25% 12/1/2026[1]		462	433
VICI Properties, LP 3.875% 2/15/2029[1]		650	571
VICI Properties, LP 4.625% 12/1/2029[1]		90	82
VICI Properties, LP 4.125% 8/15/2030[1]		93	82
Xenia Hotels & Resorts, Inc. 6.375% 8/15/2025[1]		405	398
			31,569

Utilities 2.09%
AmeriGas Partners, LP 5.75% 5/20/2027		302	278
Calpine Corp. 4.50% 2/15/2028[1]		150	136
Calpine Corp. 5.125% 3/15/2028[1]		518	463
Calpine Corp. 3.75% 3/1/2031[1]		500	406
DPL, Inc. 4.125% 7/1/2025		555	529
Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7]		1,155	1,121
FirstEnergy Corp. 2.65% 3/1/2030		174	147
FirstEnergy Corp. 2.25% 9/1/2030		980	796
FirstEnergy Corp. 7.375% 11/15/2031		337	385
FirstEnergy Corp. 3.40% 3/1/2050		510	352
FirstEnergy Corp., Series C, 5.10% 7/15/2047		475	427
FirstEnergy Transmission, LLC 2.866% 9/15/2028[1]		265	234
FirstEnergy Transmission, LLC 4.55% 4/1/2049[1]		100	84
NextEra Energy Operating Partners, LP 4.25% 7/15/2024[1]		122	119
NRG Energy, Inc. 3.625% 2/15/2031[1]		110	86
Pacific Gas and Electric Co. 1.70% 11/15/2023		300	295
Pacific Gas and Electric Co. 3.45% 7/1/2025		300	283
Pacific Gas and Electric Co. 3.30% 3/15/2027		195	177
Pacific Gas and Electric Co. 5.45% 6/15/2027		335	326
Pacific Gas and Electric Co. 2.10% 8/1/2027		116	99
Pacific Gas and Electric Co. 3.30% 12/1/2027		124	109
Pacific Gas and Electric Co. 3.75% 7/1/2028		10	9
Pacific Gas and Electric Co. 4.55% 7/1/2030		213	193
Pacific Gas and Electric Co. 2.50% 2/1/2031		393	308
Pacific Gas and Electric Co. 3.25% 6/1/2031		107	87
Pacific Gas and Electric Co. 3.30% 8/1/2040		280	189
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,000	637
PG&E Corp. 5.00% 7/1/2028		3,150	2,893
PG&E Corp. 5.25% 7/1/2030		3,335	2,992

American Funds Insurance Series	231

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Talen Energy Supply, LLC 8.625% 6/1/2030[1]	USD	2,087	$2,162
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[1]		1,190	1,041
Vistra Operations Co., LLC 3.55% 7/15/2024[1]		231	223
			17,586

Total corporate bonds, notes & loans			755,559

Mortgage-backed obligations 0.07%
Collateralized mortgage-backed obligations 0.07%
Treehouse Park Improvement Association No. 1 9.75% 12/1/2033[1,6]		712	630

Total bonds, notes & other debt instruments (cost: $840,897,000)			756,189

Convertible bonds & notes 0.05%
Communication services 0.04%
DISH Network Corp., convertible notes, 3.375% 8/15/2026		635	325

Energy 0.01%
Mesquite Energy, Inc., convertible notes, 13.14% Cash 7/15/2023[1,3,6]		79	79

Total convertible bonds & notes (cost: $722,000)			404

Convertible stocks 0.06%		Shares
Utilities 0.06%
PG&E Corp., convertible preferred units, 5.50% 8/16/2023		3,350	501

Total convertible stocks (cost: $282,000)			501

Common stocks 4.34%
Health care 2.52%
Rotech Healthcare, Inc.[6,8,9]		201,793	21,188

Energy 0.86%
Chesapeake Energy Corp.		29,829	2,496
Ascent Resources - Utica, LLC, Class A6,8,9		6,297,894	1,512
Weatherford International[9]		14,559	967
California Resources Corp.		17,202	779
Altera Infrastructure, LP6,9		8,285	696
Constellation Oil Services Holding SA, Class B-1[6,9]		3,449,949	379
Diamond Offshore Drilling, Inc.[9]		18,372	262
Denbury, Inc.[9]		880	76
Mesquite Energy, Inc.[6,9]		3,558	21
McDermott International, Ltd.[9]		82,509	15
Bighorn Permian Resources, LLC[6]		2,894	—	[10]
			7,203

Utilities 0.65%
Talen Energy Corp.[9]		109,720	5,502

Consumer discretionary 0.22%
NMG Parent, LLC[6,9]		9,965	1,196
MYT Holding Co., Class B6,9		608,846	609
			1,805

232	American Funds Insurance Series

American High-Income Trust (continued)

Common stocks (continued)	Shares	Value (000)
Financials 0.04%
Navient Corp.	20,000	$372

Communication services 0.03%
Intelsat SA6,9	8,164	188
iHeartMedia, Inc., Class A9	22,639	82
		270

Real estate 0.02%
WeWork, Inc., Class A9	483,570	124

Total common stocks (cost: $16,697,000)		36,464

Preferred securities 0.29%
Consumer discretionary 0.20%
MYT Holdings, LLC, Series A, 10.00% preferred shares[6,9]	2,095,904	1,677

Industrials 0.09%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,6,9]	1,022	764

Total preferred securities (cost: $2,933,000)		2,441

Rights & warrants 0.04%
Consumer discretionary 0.04%
NMG Parent, LLC, warrants, expire 9/24/2027[6,9]	27,111	369

Communication services 0.00%
Intelsat Jackson Holdings SA (CVR), Series A6,9	855	6
Intelsat Jackson Holdings SA (CVR), Series B6,9	855	4
		10

Total rights & warrants (cost: $173,000)		379

Short-term securities 3.97%
Money market investments 3.97%
Capital Group Central Cash Fund 5.15%[11,12]	333,371	33,341

Total short-term securities (cost: $33,328,000)		33,341
Total investment securities 98.72% (cost: $895,032,000)		829,719
Other assets less liabilities 1.28%		10,743

Net assets 100.00%		$840,462

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 6/30/2023 (000)
2 Year U.S. Treasury Note Futures	Long	31	September 2023	USD	6,304	$(53)
5 Year U.S. Treasury Note Futures	Long	5	September 2023		535	(8)
10 Year Ultra U.S. Treasury Note Futures	Short	8	September 2023		(947)	11

American Funds Insurance Series	233

American High-Income Trust (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 6/30/2023 (000)
10 Year U.S. Treasury Note Futures	Short	14	September 2023	USD	(1,572)	$24
30 Year Ultra U.S. Treasury Bond Futures	Short	1	September 2023		(136)	(2)
						$(28)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 6/30/2023 (000)	Upfront premium received (000)	Unrealized depreciation at 6/30/2023 (000)
CDX.NA.HY.40	5.00%	Quarterly	6/20/2028	USD 13,235	$(366)	$(162)	$(204)

Investments in affiliates12

	Value of affiliate at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 6/30/2023 (000)	Dividend income (000)
Short-term securities 3.97%
Money market investments 3.97%
Capital Group Central Cash Fund 5.15%[11]	$38,565	$107,171	$112,402	$3	$4	$33,341	$982

Restricted securities8

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc.[6,9]	9/26/2013	$4,331	$21,188	2.52%
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[6,7]	6/23/2023	2,986	2,986	.36
Ascent Resources - Utica, LLC, Class A6,9	11/15/2016	302	1,512	.18
Total		$7,619	$25,686	3.06%

234	American Funds Insurance Series

American High-Income Trust (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $545,350,000, which represented 64.89% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $35,108,000, which represented 4.18% of the net assets of the fund.
[6]	Value determined using significant unobservable inputs.
[7]	Step bond; coupon rate may change at a later date.
[8]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $25,686,000, which represented 3.06% of the net assets of the fund.
[9]	Security did not produce income during the last 12 months.
[10]	Amount less than one thousand.
[11]	Rate represents the seven-day yield at 6/30/2023.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations
CME = CME Group
CVR = Contingent Value Rights
DAC = Designated Activity Company
EUR = Euros
EURIBOR = Euro Interbank Offered Rate
LIBOR = London Interbank Offered Rate
PIK = Payment In Kind
REIT = Real Estate Investment Trust
SOFR = Secured Overnight Financing Rate
USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	235

American Funds Mortgage Fund
Investment portfolio June 30, 2023	unaudited

Bonds, notes & other debt instruments 98.21%	Principal amount (000)			Value (000)
Mortgage-backed obligations 90.32%
Federal agency mortgage-backed obligations 87.34%
Fannie Mae Pool #695412 5.00% 6/1/2033[1]	USD	—	[2]	$—	[2]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		1		1
Fannie Mae Pool #256583 5.00% 12/1/2036[1]		31		31
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		2		2
Fannie Mae Pool #BQ7816 1.50% 4/1/2041[1]		258		210
Fannie Mae Pool #BR0986 1.50% 5/1/2041[1]		341		277
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		8		8
Fannie Mae Pool #MA4387 2.00% 7/1/2041[1]		18		16
Fannie Mae Pool #MA4388 2.50% 7/1/2041[1]		87		76
Fannie Mae Pool #MA4447 2.50% 10/1/2041[1]		183		160
Fannie Mae Pool #FM9117 2.50% 10/1/2041[1]		105		92
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		6		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[1]		6		6
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		4		4
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		356		301
Fannie Mae Pool #MA4502 2.50% 12/1/2041[1]		206		180
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		2		2
Fannie Mae Pool #MA4521 2.50% 1/1/2042[1]		256		224
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		510		434
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		4		4
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		116		98
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		2		2
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		357		332
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		1		1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		35		34
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		19		18
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		25		24
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		8		7
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		5		5
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		94		87
Fannie Mae Pool #CA5496 3.00% 4/1/2050[1]		1,168		1,043
Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]		52		44
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		297		256
Fannie Mae Pool #FM4256 2.50% 9/1/2050[1]		384		331
Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]		5		5
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]		122		105
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		76		65
Fannie Mae Pool #CA8108 2.00% 12/1/2050[1]		151		124
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		12		10
Fannie Mae Pool #MA4237 2.00% 1/1/2051[1]		213		175
Fannie Mae Pool #FM6113 2.50% 1/1/2051[1]		1,696		1,445
Fannie Mae Pool #CA8820 2.00% 2/1/2051[1]		388		319
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		113		93
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		1		1
Fannie Mae Pool #CB0041 3.00% 4/1/2051[1]		203		181
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		261		233
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		27		23
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		434		370
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		3		2
Fannie Mae Pool #FM9492 2.50% 11/1/2051[1]		451		388
Fannie Mae Pool #FM9694 2.50% 11/1/2051[1]		222		191
Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]		87		77
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		407		349
Fannie Mae Pool #FM9804 2.50% 12/1/2051[1]		238		204
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		96		85
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		274		243
Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]		89		79

236	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BV3080 2.00% 2/1/2052[1]	USD	433	$354
Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]		140	115
Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]		43	43
Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]		40	40
Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]		98	97
Fannie Mae Pool #FS3759 6.00% 2/1/2053[1]		125	128
Fannie Mae Pool #MA4981 6.50% 4/1/2053[1]		115	117
Fannie Mae Pool #CB6106 6.50% 4/1/2053[1]		83	85
Fannie Mae Pool #FS4563 5.00% 5/1/2053[1]		54	53
Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]		64	64
Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]		332	335
Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]		980	978
Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]		72	72
Fannie Mae Pool #MA5040 6.00% 6/1/2053[1]		461	465
Fannie Mae Pool #FS4652 6.50% 6/1/2053[1]		14	14
Fannie Mae Pool #MA5071 5.00% 7/1/2053[1]		416	408
Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]		308	307
Fannie Mae Pool #BF0379 3.50% 4/1/2059[1]		139	127
Fannie Mae Pool #BF0481 3.50% 6/1/2060[1]		160	146
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		51	44
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		54	52
Freddie Mac Pool #ZA1922 5.00% 2/1/2026[1]		1	1
Freddie Mac Pool #ZS8950 5.00% 10/1/2029[1]		2	2
Freddie Mac Pool #A18781 5.00% 3/1/2034[1]		589	595
Freddie Mac Pool #RB5113 1.50% 6/1/2041[1,3]		2,285	1,859
Freddie Mac Pool #RB5115 2.50% 6/1/2041[1]		327	287
Freddie Mac Pool #RB5122 2.50% 8/1/2041[1]		903	792
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		98	83
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		91	77
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		574	488
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		1	1
Freddie Mac Pool #760012 3.113% 4/1/2045[1,4]		39	37
Freddie Mac Pool #760013 3.208% 4/1/2045[1,4]		22	22
Freddie Mac Pool #760014 2.73% 8/1/2045[1,4]		326	310
Freddie Mac Pool #760015 2.568% 1/1/2047[1,4]		61	57
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		18	17
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		26	24
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		18	17
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		16	16
Freddie Mac Pool #Q55970 4.00% 5/1/2048[1]		8	8
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		25	24
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		49	48
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		27	27
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		19	18
Freddie Mac Pool #RA1339 3.00% 9/1/2049[1]		1,471	1,312
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		18	16
Freddie Mac Pool #SD7512 3.00% 2/1/2050[1]		154	137
Freddie Mac Pool #QB1368 2.50% 7/1/2050[1]		468	403
Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]		5	5
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		553	455
Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]		211	180
Freddie Mac Pool #RA4352 2.00% 1/1/2051[1]		343	282
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		2	2
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		3	3
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		315	259
Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]		81	72
Freddie Mac Pool #QC7626 3.00% 9/1/2051[1]		262	232
Freddie Mac Pool #SD0734 3.00% 10/1/2051[1]		87	77
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		78	64
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		65	56
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		43	36

American Funds Insurance Series	237

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]	USD	19	$17
Freddie Mac Pool #RA6598 3.50% 1/1/2052[1]		192	175
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		389	347
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1,3]		1,146	1,059
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		9	8
Freddie Mac Pool #SD1450 2.50% 3/1/2052[1,3]		3,270	2,808
Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]		312	278
Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]		246	225
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		696	683
Freddie Mac Pool #QF0924 5.50% 9/1/2052[1]		240	239
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		394	386
Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]		875	897
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		46	45
Freddie Mac Pool #SD8315 5.00% 4/1/2053[1]		128	126
Freddie Mac Pool #SD2716 5.00% 4/1/2053[1]		89	88
Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]		103	102
Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]		92	92
Freddie Mac Pool #SD8329 5.00% 6/1/2053[1]		29	28
Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]		394	392
Freddie Mac Pool #RA9279 6.00% 6/1/2053[1]		71	72
Freddie Mac Pool #RA9283 6.00% 6/1/2053[1]		68	69
Freddie Mac Pool #RA9281 6.00% 6/1/2053[1]		43	44
Freddie Mac Pool #RA9284 6.00% 6/1/2053[1]		30	31
Freddie Mac Pool #SD8341 5.00% 7/1/2053[1]		242	237
Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]		1,530	1,524
Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030[1]		525	521
Freddie Mac, Series K152, Class A2, Multi Family, 3.80% 10/25/2032[1,4]		207	197
Freddie Mac, Series K152, Class A2, Multi Family, 3.78% 11/25/2032[1]		1,348	1,278
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,4]		129	119
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		120	107
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		201	185
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,4]		148	137
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]		109	94
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		137	129
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]		30	26
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		18	16
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		289	273
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		13	13
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		447	418
Government National Mortgage Assn. 2.00% 7/1/2053[1,5]		174	147
Government National Mortgage Assn. 2.50% 7/1/2053[1,5]		207	179
Government National Mortgage Assn. 3.50% 7/1/2053[1,5]		489	451
Government National Mortgage Assn. 4.00% 7/1/2053[1,5]		334	316
Government National Mortgage Assn. 4.50% 7/1/2053[1,5]		165	159
Government National Mortgage Assn. 5.50% 7/1/2053[1,5]		144	143
Government National Mortgage Assn. 3.00% 8/1/2053[1,5]		323	289
Government National Mortgage Assn. 3.50% 8/1/2053[1,5]		500	462
Government National Mortgage Assn. 4.50% 8/1/2053[1,5]		2,050	1,980
Government National Mortgage Assn. Pool #AH5894 3.75% 5/20/2034[1]		671	651
Government National Mortgage Assn. Pool #AD0028 3.75% 7/20/2038[1]		293	281

238	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #004410 4.00% 4/20/2039[1]	USD	53	$51
Government National Mortgage Assn. Pool #AH5897 3.75% 7/20/2039[1]		516	494
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		77	81
Government National Mortgage Assn. Pool #004823 4.00% 10/20/2040[1]		81	77
Government National Mortgage Assn. Pool #005104 5.00% 6/20/2041[1]		167	166
Government National Mortgage Assn. Pool #005142 4.50% 8/20/2041[1]		12	11
Government National Mortgage Assn. Pool #005165 6.50% 8/20/2041[1]		82	82
Government National Mortgage Assn. Pool #AA5326 3.50% 5/20/2042[1]		128	116
Government National Mortgage Assn. Pool #MA0366 3.50% 6/20/2042[1]		194	179
Government National Mortgage Assn. Pool #AD4360 3.50% 7/20/2043[1]		89	83
Government National Mortgage Assn. Pool #AH5884 4.25% 7/20/2044[1]		912	877
Government National Mortgage Assn. Pool #BZ3978 2.50% 11/20/2050[1]		42	36
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]		728	621
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]		94	79
Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051[1]		585	509
Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052[1]		361	311
Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052[1]		203	176
Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052[1]		172	148
Government National Mortgage Assn. Pool #AN1825 4.616% 6/20/2065[1]		165	162
Government National Mortgage Assn. Pool #AO0461 4.631% 8/20/2065[1]		56	55
Government National Mortgage Assn. Pool #AO0409 4.617% 12/20/2065[1]		91	89
Government National Mortgage Assn. Pool #AO0385 4.49% 1/20/2066[1]		431	420
Government National Mortgage Assn. Pool #725897 5.20% 1/20/2066[1]		1	1
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]		212	163
Uniform Mortgage-Backed Security 4.00% 7/1/2038[1,5]		35	34
Uniform Mortgage-Backed Security 2.50% 8/1/2038[1,5]		450	410
Uniform Mortgage-Backed Security 4.00% 8/1/2038[1,5]		90	87
Uniform Mortgage-Backed Security 2.00% 7/1/2053[1,5]		3,704	3,021
Uniform Mortgage-Backed Security 2.50% 7/1/2053[1,5]		1,043	885
Uniform Mortgage-Backed Security 3.00% 7/1/2053[1,5]		279	246
Uniform Mortgage-Backed Security 3.50% 7/1/2053[1,5]		4,018	3,662
Uniform Mortgage-Backed Security 4.00% 7/1/2053[1,5]		2,135	2,004
Uniform Mortgage-Backed Security 4.50% 7/1/2053[1,5]		8,466	8,140
Uniform Mortgage-Backed Security 5.00% 7/1/2053[1,5]		11,639	11,405
Uniform Mortgage-Backed Security 5.50% 7/1/2053[1,5]		2,738	2,725
Uniform Mortgage-Backed Security 6.00% 7/1/2053[1,5]		8,369	8,444
Uniform Mortgage-Backed Security 2.50% 8/1/2053[1,5]		1,040	883
Uniform Mortgage-Backed Security 3.00% 8/1/2053[1,5]		320	282
Uniform Mortgage-Backed Security 6.00% 8/1/2053[1,5]		4,114	4,150
Uniform Mortgage-Backed Security 6.50% 8/1/2053[1,5]		1	1
			91,446

Commercial mortgage-backed securities 1.81%
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.917% 5/15/2039[1,4,6]		100	99
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.262% 6/15/2027[1,4,6]		100	100
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 6.092% 10/15/2036[1,4,6]		891	865
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.638% 4/15/2037[1,4,6]		151	149
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 6/10/2028[1,4,6]		379	379
ILPT Commercial Mortgage Pass-through Certificates, Series 2022-LPF2, Class A, (1-month USD CME Term SOFR + 2.245%) 7.392% 10/15/2039[1,4,6]		200	200
Intown 2022-Stay Mortgage Trust, Series 2022-STAY, Class A, (1-month USD CME Term SOFR + 2.489%) 7.548% 8/15/2039[1,4]		100	100
			1,892

American Funds Insurance Series	239

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 1.17%
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,4,6]	USD	83	$78
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,4,6]		261	248
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,4,6]		172	158
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,4,6]		83	69
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,4,6]		27	22
GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4, 2.50% 10/25/2052[1,4,6]		207	168
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 6.00% 11/25/2055[1,4,6]		175	173
Mill City Mortgage Trust, Series 15-1, Class M2, 3.739% 6/25/2056[1,4,6]		22	22
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[1,4,6]		135	109
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,4,6]		68	66
Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 4/25/2055[1,4,6]		85	82
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[1,4,6]		26	25
Towd Point Mortgage Trust, Series 2017-5, Class A1, 5.75% 2/25/2057[1,4,6]		8	8
			1,228

Total mortgage-backed obligations			94,566

U.S. Treasury bonds & notes 5.84%
U.S. Treasury 3.19%
U.S. Treasury 0.125% 1/15/2024		75	73
U.S. Treasury 4.25% 5/31/2025		1,280	1,264
U.S. Treasury 4.00% 2/15/2026		50	49
U.S. Treasury 4.00% 2/29/2028		1,280	1,270
U.S. Treasury 1.25% 8/15/2031		443	364
U.S. Treasury 1.875% 2/15/2032		10	9
U.S. Treasury 1.875% 2/15/2041		365	265
U.S. Treasury 1.875% 11/15/2051		65	43
			3,337

U.S. Treasury inflation-protected securities 2.65%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[7]		521	509
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[7]		427	414
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[7]		67	62
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[7]		1,223	1,088
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[7]		434	369
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[7]		392	337
			2,779

Total U.S. Treasury bonds & notes			6,116

Asset-backed obligations 2.05%
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 6.379% 11/20/2030[1,4,6]		233	231
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[1,6]		44	41
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[1,6]		40	39
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A, 4.95% 10/15/2027[1]		340	338
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,6]		283	254
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,6]		86	81
LAD Auto Receivables Trust, Series 2023-2, Class A2, 5.93% 6/15/2027[1,6]		125	124
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,6]		105	91
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,6]		197	170
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,6]		172	152

240	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.886% 4/20/2062[1,4,6]		USD	139	$137
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,6]			280	239
Verizon Master Trust, Series 2023-1, Class A, 4.49% 1/22/2029 (5.24% on 1/20/2026)[1,8]			250	246
				2,143

Total bonds, notes & other debt instruments (cost: $105,512,000)				102,825

Short-term securities 47.72%	Weighted average yield at acquisition
Federal agency bills & notes 27.43%
Federal Home Loan Bank 8/8/2023	4.700%		10,000	9,951
Federal Home Loan Bank 8/11/2023	4.990		4,000	3,978
Federal Home Loan Bank 8/14/2023	4.741		5,000	4,971
Federal Home Loan Bank 8/23/2023	4.886		5,000	4,965
Federal Home Loan Bank 8/25/2023	4.951		1,500	1,489
Federal Home Loan Bank 9/6/2023	5.198		900	892
Federal Home Loan Bank 9/22/2023	5.240		2,500	2,472
				28,718

Commercial paper 11.62%
Air Products and Chemicals, Inc. 7/20/2023[6]	5.100		400	399
Apple, Inc. 7/19/2023[6]	5.060		1,700	1,696
BofA Securities, Inc. 7/10/2023[6]	5.180		900	899
Cabot Trail Funding, LLC 8/16/2023[6]	5.180		400	397
Chariot Funding, LLC 7/5/2023[6]	5.230		1,000	999
Chariot Funding, LLC 7/19/2023[6]	5.180		1,200	1,197
Coca-Cola Co. 7/20/2023[6]	5.130		1,100	1,097
Johnson & Johnson 7/12/2023[6]	4.960		1,500	1,498
Linde, Inc. 7/11/2023	5.065		700	699
OMERS Finance Trust 7/12/2023	5.150		500	499
Paccar Financial Corp. 7/7/2023	5.130		700	699
Paccar Financial Corp. 7/24/2023	5.080		600	598
Paccar Financial Corp. 7/27/2023	5.090		700	697
Paccar Financial Corp. 8/1/2023	5.090		800	796
				12,170

U.S. Treasury bills 4.76%
U.S. Treasury 7/13/2023	5.110		2,000	1,997
U.S. Treasury 7/20/2023	5.050		1,500	1,496
U.S. Treasury 8/22/2023	5.117		600	596
U.S. Treasury 9/21/2023	5.125		900	890
				4,979

American Funds Insurance Series	241

American Funds Mortgage Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 3.91%
Hydro-Québec 7/18/2023[6]	5.100%	USD	600	$598
Nederlandse Waterschapsbank NV 7/7/2023[6]	5.090		500	500
Nederlandse Waterschapsbank NV 7/11/2023[6]	5.120		2,000	1,997
Québec (Province of) 7/25/2023[6]	5.100		1,000	996
				4,091

Total short-term securities (cost: $49,952,000)				49,958
Total investment securities 145.93% (cost: $155,464,000)				152,783
Other assets less liabilities (45.93)%				(48,089)

Net assets 100.00%				$104,694

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 6/30/2023 (000)
2 Year U.S. Treasury Note Futures	Long	109	September 2023	USD22,164	$(282)
5 Year U.S. Treasury Note Futures	Long	188	September 2023	20,134	(319)
10 Year U.S. Treasury Note Futures	Long	177	September 2023	19,871	(299)
10 Year Ultra U.S. Treasury Note Futures	Short	23	September 2023	(2,724)	30
20 Year U.S. Treasury Bond Futures	Short	28	September 2023	(3,553)	(5)
30 Year Ultra U.S. Treasury Bond Futures	Long	16	September 2023	2,179	22
					$(853)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized depreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	6/30/2023 (000)	paid (000)	at 6/30/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD1,156	$(4)	$—	$(4)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	1,694	(5)	—	(5)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	2,400	(8)	—	(8)
SOFR	Annual	3.41%	Annual	7/28/2045	1,300	(6)	—	(6)
						$(23)	$—	$(23)

242	American Funds Insurance Series

American Funds Mortgage Fund (continued)

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $935,000, which represented .89% of the net assets of the fund.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,852,000, which represented 16.10% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	Step bond; coupon rate may change at a later date.

Key to abbreviations

Assn. = Association

CLO = Collateralized Loan Obligations

CME = CME Group

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	243

Ultra-Short Bond Fund

Investment portfolio June 30, 2023	unaudited

Short-term securities 97.67%	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper 49.16%
Amazon.com, Inc. 8/14/2023[1]	5.110%	USD	2,000	$1,987
Apple, Inc. 7/19/2023[1]	5.060		13,000	12,965
BNP Paribas SA 7/10/2023[1]	5.080		11,900	11,883
BofA Securities, Inc. 7/10/2023[1]	5.180		2,000	1,997
Cabot Trail Funding, LLC 8/16/2023[1]	5.180		7,200	7,151
Chariot Funding, LLC 7/5/2023[1]	5.223		6,000	5,996
Chariot Funding, LLC 7/11/2023[1]	5.180		7,000	6,989
Chariot Funding, LLC 7/19/2023[1]	5.180		1,600	1,596
Coca-Cola Co. 7/20/2023[1]	5.130		2,700	2,692
Equinor ASA 7/3/2023[1]	5.060		16,200	16,193
Johnson & Johnson 7/12/2023[1]	4.960		6,000	5,990
Komatsu Finance America, Inc. 7/19/2023[1]	5.120		12,500	12,467
Liberty Street Funding, LLC 7/18/2023[1]	5.150		5,800	5,785
Linde, Inc. 7/11/2023	5.065		1,800	1,797
LMA-Americas, LLC 7/28/2023[1]	5.170		10,000	9,959
Merck & Co., Inc. 7/24/2023[1]	5.110		12,500	12,458
Novartis Finance Corp. 7/11/2023[1]	5.070		10,000	9,985
Novartis Finance Corp. 8/4/2023[1]	5.130		3,000	2,985
OMERS Finance Trust 7/12/2023	5.150		9,000	8,985
Paccar Financial Corp. 7/17/2023	5.150		11,000	10,974
Paccar Financial Corp. 7/24/2023	5.080		2,000	1,993
Sanofi 7/18/2023[1]	4.916		10,000	9,975
Svenska Handelsbanken AB 8/1/2023[1]	4.870		10,000	9,955
Victory Receivables Corp. 7/12/2023[1]	5.150		10,000	9,983
Victory Receivables Corp. 7/18/2023[1]	5.110		3,000	2,992
Wal-Mart Stores, Inc. 8/28/2023[1]	5.160		7,500	7,436
				193,168

Federal agency bills & notes 21.24%
Federal Home Loan Bank 7/21/2023	4.850		5,000	4,988
Federal Home Loan Bank 7/24/2023	4.940		3,800	3,789
Federal Home Loan Bank 8/3/2023	4.840		2,200	2,191
Federal Home Loan Bank 8/4/2023	4.980		2,000	1,991
Federal Home Loan Bank 8/11/2023	4.990		15,000	14,920
Federal Home Loan Bank 8/14/2023	4.922		15,500	15,411
Federal Home Loan Bank 8/25/2023	4.964		30,000	29,781
Federal Home Loan Bank 9/6/2023	5.198		10,500	10,406
				83,477

Bonds & notes of governments & government agencies outside the U.S. 16.98%
British Columbia (Province of) 7/10/2023	5.050		3,600	3,595
British Columbia (Province of) 8/10/2023	5.120		5,000	4,971
Denmark (Kingdom of) 7/17/2023	5.050		12,000	11,971
European Investment Bank 7/24/2023	5.041		10,000	9,968
FMS Wertmanagement 7/20/2023[1]	5.190		11,000	10,969
Hydro-Québec 7/18/2023[1]	5.100		1,800	1,796
Nederlandse Waterschapsbank NV 7/11/2023[1]	5.120		1,100	1,098
Nederlandse Waterschapsbank NV 7/18/2023[1]	4.980		10,000	9,975
Oesterreich Kontrollbank 7/19/2023	5.080		5,100	5,086
Québec (Province of) 7/14/2023[1]	5.160		2,100	2,096
Québec (Province of) 7/17/2023[1]	5.100		4,100	4,090
Québec (Province of) 7/25/2023[1]	5.100		1,100	1,096
				66,711

244	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
U.S. Treasury bills 10.29%
U.S. Treasury 7/13/2023	5.148%	USD	18,000	$17,975
U.S. Treasury 7/20/2023	5.050		10,000	9,976
U.S. Treasury 8/22/2023	5.117		2,200	2,184
U.S. Treasury 9/21/2023	5.125		5,600	5,536
U.S. Treasury 9/28/2023	5.191		4,800	4,741
				40,412

Total short-term securities (cost: $383,761,000)				383,768
Total investment securities 97.67% (cost: $383,761,000)				383,768
Other assets less liabilities 2.33%				9,161

Net assets 100.00%				$392,929

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $200,539,000, which represented 51.04% of the net assets of the fund.

Refer to the notes to financial statements.

American Funds Insurance Series	245

U.S. Government Securities Fund

Investment portfolio June 30, 2023	unaudited

Bonds, notes & other debt instruments 95.05%	Principal amount (000)			Value (000)
Mortgage-backed obligations 51.04%
Federal agency mortgage-backed obligations 51.04%
Fannie Mae Pool #406607 6.50% 8/1/2024[1]	USD	4		$4
Fannie Mae Pool #735070 6.50% 10/1/2024[1]		1		1
Fannie Mae Pool #745316 6.50% 2/1/2026[1]		39		40
Fannie Mae Pool #AL9870 6.50% 2/1/2028[1]		37		37
Fannie Mae Pool #257431 6.50% 10/1/2028[1]		2		2
Fannie Mae Pool #695412 5.00% 6/1/2033[1]		1		1
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		3		3
Fannie Mae Pool #MA2588 4.00% 4/1/2036[1]		623		601
Fannie Mae Pool #MA2746 4.00% 9/1/2036[1]		1,303		1,256
Fannie Mae Pool #940890 6.50% 6/1/2037[1]		—	[2]	—	[2]
Fannie Mae Pool #256828 7.00% 7/1/2037[1]		3		3
Fannie Mae Pool #256860 6.50% 8/1/2037[1]		11		11
Fannie Mae Pool #888698 7.00% 10/1/2037[1]		13		13
Fannie Mae Pool #970343 6.00% 2/1/2038[1]		14		14
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		5		5
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		20		20
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		8		8
Fannie Mae Pool #FM7365 2.00% 5/1/2041[1]		32,456		27,726
Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]		349		350
Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]		178		179
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		32		32
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]		160		161
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		24		24
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]		115		116
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		15		15
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		2,846		2,410
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		9		9
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		1,315		1,118
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		17		18
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		850		720
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		5		4
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		8		7
Fannie Mae Pool #AT7161 3.50% 6/1/2043[1]		39		36
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		7		7
Fannie Mae Pool #BE5017 3.50% 2/1/2045[1]		60		56
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		4,279		3,983
Fannie Mae Pool #BE8740 3.50% 5/1/2047[1]		54		50
Fannie Mae Pool #BE8742 3.50% 5/1/2047[1]		16		15
Fannie Mae Pool #BH2846 3.50% 5/1/2047[1]		8		7
Fannie Mae Pool #BH2848 3.50% 5/1/2047[1]		7		6
Fannie Mae Pool #BH2847 3.50% 5/1/2047[1]		3		3
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		5		5
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		140		134
Fannie Mae Pool #BM3788 3.50% 3/1/2048[1]		3,079		2,848
Fannie Mae Pool #BJ4901 3.50% 3/1/2048[1]		41		37
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		75		71
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		100		96
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		31		30
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		20		19
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		1,113		1,036
Fannie Mae Pool #FM1062 3.50% 6/1/2049[1]		421		391
Fannie Mae Pool #BJ8411 3.50% 8/1/2049[1]		111		103
Fannie Mae Pool #CA4151 3.50% 9/1/2049[1]		552		514
Fannie Mae Pool #FM1443 3.50% 9/1/2049[1]		312		289
Fannie Mae Pool #FM2179 3.00% 1/1/2050[1]		3,425		3,058
Fannie Mae Pool #CA6349 3.00% 7/1/2050[1]		407		361
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		896		770
Fannie Mae Pool #CA6740 3.00% 8/1/2050[1]		237		210
Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]		73		65
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		560		478
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]		188		162

246	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CA7381 3.00% 10/1/2050[1]	USD	354		$314
Fannie Mae Pool #CA7739 2.50% 11/1/2050[1]		1,851		1,574
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		221		182
Fannie Mae Pool #FM5166 3.00% 12/1/2050[1]		243		215
Fannie Mae Pool #MA4237 2.00% 1/1/2051[1]		78		64
Fannie Mae Pool #FM6548 2.00% 3/1/2051[1]		1,057		876
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		900		740
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		10		8
Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]		6		5
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		5,404		4,808
Fannie Mae Pool #BR2095 2.50% 7/1/2051[1]		1,574		1,342
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		189		162
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		676		577
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		49		41
Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]		348		308
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		1,228		1,052
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		809		722
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		2,308		2,050
Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]		357		316
Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]		740		605
Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]		193		166
Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]		3,714		3,315
Fannie Mae Pool #CB3774 4.00% 6/1/2052[1]		3,165		2,974
Fannie Mae Pool #FS2159 5.00% 6/1/2052[1]		62		61
Fannie Mae Pool #BV2558 5.00% 6/1/2052[1]		56		55
Fannie Mae Pool #FS3539 3.50% 7/1/2052[1]		1,965		1,793
Fannie Mae Pool #FS2489 5.00% 8/1/2052[1]		59		58
Fannie Mae Pool #BW9458 4.50% 10/1/2052[1]		991		958
Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]		928		896
Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]		733		732
Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]		685		685
Fannie Mae Pool #CB4917 5.50% 10/1/2052[1]		106		106
Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]		265		272
Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]		421		419
Fannie Mae Pool #FS3759 6.00% 2/1/2053[1]		939		966
Fannie Mae Pool #MA4979 5.50% 4/1/2053[1]		3,194		3,181
Fannie Mae Pool #CB6106 6.50% 4/1/2053[1]		486		502
Fannie Mae Pool #MA4981 6.50% 4/1/2053[1]		368		376
Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]		552		550
Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]		2,329		2,350
Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]		4,621		4,601
Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]		3,415		3,407
Fannie Mae Pool #CB6485 6.00% 6/1/2053[1]		3,586		3,619
Fannie Mae Pool #CB6486 6.00% 6/1/2053[1]		2,218		2,247
Fannie Mae Pool #CB6465 6.00% 6/1/2053[1]		1,583		1,602
Fannie Mae Pool #FS4652 6.50% 6/1/2053[1]		251		256
Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]		14,532		14,470
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		1,372		1,172
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		445		429
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,3]		—	[2]	—	[2]
Fannie Mae, Series 2001-4, Class NA, 9.00% 10/25/2025[1,3]		—	[2]	—	[2]
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.004% 7/25/2023[1,3]		28		28
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[1,3]		180		177
Freddie Mac Pool #ZS8907 6.50% 10/1/2026[1]		2		2
Freddie Mac Pool #ZA2024 6.50% 9/1/2027[1]		2		2
Freddie Mac Pool #1H1354 4.333% 11/1/2036[1,3]		48		48
Freddie Mac Pool #C03518 5.00% 9/1/2040[1]		266		269
Freddie Mac Pool #G06459 5.00% 5/1/2041[1]		627		632
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		764		650
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		745		633
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		1,755		1,492

American Funds Insurance Series	247

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RB5154 2.50% 4/1/2042[1]	USD	10,690	$9,292
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		3	3
Freddie Mac Pool #Q17696 3.50% 4/1/2043[1]		27	26
Freddie Mac Pool #Q19133 3.50% 6/1/2043[1]		30	28
Freddie Mac Pool #Q23190 4.00% 11/1/2043[1]		142	137
Freddie Mac Pool #Q28558 3.50% 9/1/2044[1]		194	182
Freddie Mac Pool #760014 2.73% 8/1/2045[1,3]		261	248
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		49	45
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		71	66
Freddie Mac Pool #Q54709 3.50% 3/1/2048[1]		53	49
Freddie Mac Pool #Q54701 3.50% 3/1/2048[1]		51	47
Freddie Mac Pool #Q54700 3.50% 3/1/2048[1]		39	36
Freddie Mac Pool #Q54781 3.50% 3/1/2048[1]		34	32
Freddie Mac Pool #Q54782 3.50% 3/1/2048[1]		31	29
Freddie Mac Pool #Q54699 3.50% 3/1/2048[1]		20	19
Freddie Mac Pool #Q54831 3.50% 3/1/2048[1]		17	16
Freddie Mac Pool #Q54698 3.50% 3/1/2048[1]		14	13
Freddie Mac Pool #G67711 4.00% 3/1/2048[1]		1,335	1,277
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		72	69
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		65	63
Freddie Mac Pool #Q56590 3.50% 6/1/2048[1]		27	25
Freddie Mac Pool #Q56589 3.50% 6/1/2048[1]		17	16
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		102	97
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		196	192
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		109	106
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		74	73
Freddie Mac Pool #ZT0522 4.50% 9/1/2048[1]		20	20
Freddie Mac Pool #QA0284 3.50% 6/1/2049[1]		180	166
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		48	44
Freddie Mac Pool #RA1463 3.50% 10/1/2049[1]		374	349
Freddie Mac Pool #RA1580 3.50% 10/1/2049[1]		192	179
Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]		75	67
Freddie Mac Pool #RA3506 3.00% 9/1/2050[1]		415	368
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		2,821	2,323
Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]		2,108	1,801
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		36	30
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		60	49
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		2,856	2,346
Freddie Mac Pool #RA5267 3.00% 5/1/2051[1]		292	258
Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]		161	143
Freddie Mac Pool #QC7626 3.00% 9/1/2051[1]		2,282	2,022
Freddie Mac Pool #RA5901 3.00% 9/1/2051[1]		242	214
Freddie Mac Pool #SD0726 2.50% 10/1/2051[1]		13,787	11,847
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		477	391
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		510	438
Freddie Mac Pool #RA6347 3.00% 11/1/2051[1]		326	288
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		321	275
Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]		152	135
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		3,265	2,915
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1]		13,395	12,384
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		205	187
Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]		297	264
Freddie Mac Pool #8D0226 2.524% 5/1/2052[1,3]		498	442
Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]		1,227	1,119
Freddie Mac Pool #QE8282 5.00% 8/1/2052[1]		811	796
Freddie Mac Pool #QE7647 5.00% 8/1/2052[1]		57	55
Freddie Mac Pool #SD1496 5.00% 8/1/2052[1]		53	52
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		11,551	11,335
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		1,230	1,206
Freddie Mac Pool #QF2560 4.50% 11/1/2052[1]		991	958
Freddie Mac Pool #SD2948 5.50% 11/1/2052[1]		2,349	2,341

248	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8281 6.50% 12/1/2052[1]	USD	5,575		$5,713
Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]		1,035		1,030
Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]		1,129		1,124
Freddie Mac Pool #SD8325 6.00% 5/1/2053[1]		9,085		9,169
Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]		3,014		3,001
Freddie Mac Pool #SD8332 6.00% 6/1/2053[1]		18,430		18,600
Freddie Mac Pool #RA9279 6.00% 6/1/2053[1]		499		505
Freddie Mac Pool #RA9283 6.00% 6/1/2053[1]		478		485
Freddie Mac Pool #RA9281 6.00% 6/1/2053[1]		304		307
Freddie Mac Pool #RA9284 6.00% 6/1/2053[1]		212		217
Freddie Mac Pool #RA9294 6.50% 6/1/2053[1]		2,756		2,826
Freddie Mac Pool #RA9292 6.50% 6/1/2053[1]		2,315		2,371
Freddie Mac Pool #RA9289 6.50% 6/1/2053[1]		2,248		2,320
Freddie Mac Pool #RA9288 6.50% 6/1/2053[1]		2,156		2,232
Freddie Mac Pool #RA9287 6.50% 6/1/2053[1]		1,483		1,537
Freddie Mac Pool #RA9290 6.50% 6/1/2053[1]		1,154		1,188
Freddie Mac Pool #RA9291 6.50% 6/1/2053[1]		799		816
Freddie Mac Pool #RA9295 6.50% 6/1/2053[1]		589		613
Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]		29,369		29,245
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 2.547% 8/15/2023[1,3]		—	[2]	—	[2]
Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 8/25/2023[1,3]		1,257		1,252
Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 9/25/2024[1]		1,363		1,327
Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030[1]		3,875		3,845
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]		4,345		4,021
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056[1]		799		699
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		324		288
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		4,358		4,014
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]		3,944		3,644
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]		885		764
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[1,3]		1,261		1,132
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		476		448
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[1]		3,998		3,568
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 11/26/2057[1]		233		220
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[1]		732		653
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[1]		545		511
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]		2,013		1,881
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]		704		628
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		382		341
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[1]		1,723		1,573
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		4,017		3,793
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		17,475		16,491

American Funds Insurance Series	249

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[1]	USD	4,547	$4,154
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 7/25/2030[1]		1,271	1,124
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 7/25/2030[1]		435	361
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		4,448	4,159
Government National Mortgage Assn. 2.00% 7/1/2053[1,4]		1,395	1,173
Government National Mortgage Assn. 2.50% 7/1/2053[1,4]		3,353	2,904
Government National Mortgage Assn. 3.00% 7/1/2053[1,4]		290	259
Government National Mortgage Assn. 3.50% 7/1/2053[1,4]		10,681	9,860
Government National Mortgage Assn. 4.00% 7/1/2053[1,4]		11,750	11,120
Government National Mortgage Assn. 4.50% 7/1/2053[1,4]		859	829
Government National Mortgage Assn. 5.50% 7/1/2053[1,4]		5	5
Government National Mortgage Assn. 3.00% 8/1/2053[1,4]		1,015	908
Government National Mortgage Assn. 3.50% 8/1/2053[1,4]		10,500	9,703
Government National Mortgage Assn. 4.50% 8/1/2053[1,4]		10,100	9,754
Government National Mortgage Assn. Pool #782365 6.00% 7/15/2038[1]		78	82
Government National Mortgage Assn. Pool #700778 5.50% 10/15/2038[1]		20	21
Government National Mortgage Assn. Pool #004269 6.50% 10/20/2038[1]		155	165
Government National Mortgage Assn. Pool #698668 5.50% 11/15/2038[1]		28	28
Government National Mortgage Assn. Pool #698406 5.00% 7/15/2039[1]		181	182
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		77	81
Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040[1]		2,367	2,441
Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041[1]		801	816
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[1]		540	529
Government National Mortgage Assn. Pool #MA0533 3.00% 11/20/2042[1]		18	17
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]		5,432	4,629
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]		765	650
Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051[1]		4,155	3,618
Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052[1]		3,493	3,016
Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052[1]		1,942	1,678
Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052[1]		1,222	1,054
Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052[1]		852	726
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]		442	340
Uniform Mortgage-Backed Security 2.00% 7/1/2038[1,4]		1,115	988
Uniform Mortgage-Backed Security 2.50% 7/1/2038[1,4]		175	159
Uniform Mortgage-Backed Security 4.00% 7/1/2038[1,4]		280	270
Uniform Mortgage-Backed Security 2.50% 8/1/2038[1,4]		2,100	1,915
Uniform Mortgage-Backed Security 4.00% 8/1/2038[1,4]		640	618
Uniform Mortgage-Backed Security 2.00% 7/1/2053[1,4]		9,225	7,525
Uniform Mortgage-Backed Security 2.50% 7/1/2053[1,4]		2,001	1,697
Uniform Mortgage-Backed Security 3.00% 7/1/2053[1,4]		5,398	4,752
Uniform Mortgage-Backed Security 3.50% 7/1/2053[1,4]		40,326	36,752
Uniform Mortgage-Backed Security 4.00% 7/1/2053[1,4]		23,285	21,854
Uniform Mortgage-Backed Security 4.50% 7/1/2053[1,4]		24,172	23,241
Uniform Mortgage-Backed Security 5.00% 7/1/2053[1,4]		63,179	61,910
Uniform Mortgage-Backed Security 5.50% 7/1/2053[1,4]		27,204	27,074
Uniform Mortgage-Backed Security 5.50% 7/1/2053[1,4]		666	663
Uniform Mortgage-Backed Security 6.00% 7/1/2053[1,4]		87,805	88,587
Uniform Mortgage-Backed Security 6.50% 7/1/2053[1,4]		5,145	5,254
Uniform Mortgage-Backed Security 2.50% 8/1/2053[1,4]		2,200	1,869
Uniform Mortgage-Backed Security 3.00% 8/1/2053[1,4]		3,500	3,085
Uniform Mortgage-Backed Security 4.50% 8/1/2053[1,4]		32,400	31,167
Uniform Mortgage-Backed Security 6.00% 8/1/2053[1,4]		45,035	45,426
			767,437

250	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes 38.74%
U.S. Treasury 28.23%
U.S. Treasury 0.125% 7/15/2023	USD	40,000		$39,932
U.S. Treasury 2.125% 11/30/2023		—	[2]	—	[2]
U.S. Treasury 0.125% 12/15/2023		1,934		1,891
U.S. Treasury 2.25% 12/31/2023		1,332		1,312
U.S. Treasury 0.125% 1/15/2024		2,830		2,753
U.S. Treasury 2.50% 1/31/2024		26,000		25,577
U.S. Treasury 1.50% 2/29/2024		369		359
U.S. Treasury 3.00% 7/31/2024		1,820		1,774
U.S. Treasury 4.125% 1/31/2025		23,076		22,715
U.S. Treasury 4.625% 2/28/2025		30,265		30,033
U.S. Treasury 3.875% 3/31/2025		7,070		6,931
U.S. Treasury 3.875% 4/30/2025		4,615		4,525
U.S. Treasury 2.75% 5/15/2025		7,459		7,165
U.S. Treasury 4.25% 5/31/2025		37,305		36,836
U.S. Treasury 3.125% 8/15/2025		390		377
U.S. Treasury 3.50% 9/15/2025		28,000		27,244
U.S. Treasury 3.00% 9/30/2025		2,235		2,151
U.S. Treasury 4.625% 3/15/2026		11,050		11,063
U.S. Treasury 1.25% 12/31/2026		8,665		7,799
U.S. Treasury 3.50% 1/31/2028		7,373		7,157
U.S. Treasury 4.00% 2/29/2028		7,860		7,802
U.S. Treasury 3.625% 5/31/2028		27,900		27,286
U.S. Treasury 1.00% 7/31/2028		1,995		1,711
U.S. Treasury 2.625% 7/31/2029		9,309		8,598
U.S. Treasury 3.50% 1/31/2030		24,230		23,509
U.S. Treasury 2.75% 8/15/2032		7,500		6,872
U.S. Treasury 3.50% 2/15/2033		29,585		28,800
U.S. Treasury 4.25% 5/15/2039		795		832
U.S. Treasury 4.50% 8/15/2039		820		882
U.S. Treasury 1.125% 5/15/2040		4,135		2,681
U.S. Treasury 3.875% 2/15/2043		1,050		1,023
U.S. Treasury 3.875% 5/15/2043		820		802
U.S. Treasury 2.50% 2/15/2045		4,850		3,754
U.S. Treasury 2.50% 2/15/2046		3,900		3,001
U.S. Treasury 2.50% 5/15/2046		5,400		4,151
U.S. Treasury 2.875% 11/15/2046		2,700		2,224
U.S. Treasury 3.00% 2/15/2049		300		254
U.S. Treasury 2.875% 5/15/2049		6,300		5,208
U.S. Treasury 2.25% 8/15/2049		1,635		1,188
U.S. Treasury 1.25% 5/15/2050[5]		18,640		10,476
U.S. Treasury 1.375% 8/15/2050		4,330		2,515
U.S. Treasury 1.625% 11/15/2050[5]		26,165		16,235
U.S. Treasury 1.875% 2/15/2051		6,672		4,414
U.S. Treasury 2.00% 8/15/2051		5,226		3,558
U.S. Treasury 1.875% 11/15/2051		3,164		2,086
U.S. Treasury 2.875% 5/15/2052		3,740		3,096
U.S. Treasury 3.00% 8/15/2052[5]		7,555		6,417
U.S. Treasury 4.00% 11/15/2052[5]		7,319		7,510
				424,479

U.S. Treasury inflation-protected securities 10.51%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[6]		3,478		3,395
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[6]		12,499		12,132
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[6]		5,883		5,600
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[6]		50,365		48,225
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[6]		6,414		6,085
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[6]		5,853		5,491
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[6]		30,446		28,478
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[6]		5,712		5,288
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[6]		7,706		7,596

American Funds Insurance Series	251

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2030[6]	USD	7,423	$6,658
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[6]		7,001	6,223
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[6]		1,019	904
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[6]		4,491	3,954
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[6]		429	461
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[5,6]		8,712	7,405
U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043[6]		1,636	1,342
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[6]		5,002	4,305
U.S. Treasury Inflation-Protected Security 0.25% 2/15/2050[6]		343	240
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[6]		4,975	3,317
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[6]		1,486	984
			158,083

Total U.S. Treasury bonds & notes			582,562

Federal agency bonds & notes 5.27%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 5/12/2026		266	255
Fannie Mae 7.125% 1/15/2030		2,000	2,339
Federal Home Loan Bank 3.25% 11/16/2028		6,500	6,228
Federal Home Loan Bank 5.50% 7/15/2036		300	341
Private Export Funding Corp. 3.55% 1/15/2024		3,190	3,152
Private Export Funding Corp. 1.40% 7/15/2028		3,000	2,606
Tennessee Valley Authority 0.75% 5/15/2025		3,700	3,414
Tennessee Valley Authority 2.875% 2/1/2027		5,000	4,731
Tennessee Valley Authority 4.65% 6/15/2035		1,780	1,815
Tennessee Valley Authority 5.88% 4/1/2036		875	995
Tennessee Valley Authority, Series A, 4.625% 9/15/2060		250	244
Tennessee Valley Authority, Southaven Combined Cycle Generation, LLC, 3.846% 8/15/2033		828	770
U.S. Agency for International Development, Israel (State of), Class 1A, 5.50% 9/18/2023		1,250	1,250
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 6/30/2025		14,779	14,091
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 7/15/2026		1,814	1,873
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 8/1/2023		1,500	1,497
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 8/1/2024		2,250	2,188
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 8/1/2025		2,640	2,529
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 8/1/2026		2,625	2,503
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 8/1/2027		11,482	10,889
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 8/1/2028		3,856	3,643
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 8/1/2029		2,650	2,477
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 8/1/2030		2,482	2,373
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 8/1/2031		2,475	2,364

252	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Federal agency bonds & notes (continued)
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 8/1/2032	USD	2,377	$2,212
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 8/1/2033		2,059	1,904
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 8/1/2034		651	601
			79,284

Total bonds, notes & other debt instruments (cost: $1,497,923,000)			1,429,283

Short-term securities 29.53%	Weighted average yield at acquisition
Federal agency bills & notes 15.55%
Federal Home Loan Bank 7/28/2023	4.957%	6,500	6,478
Federal Home Loan Bank 8/8/2023	4.700	90,000	89,556
Federal Home Loan Bank 8/11/2023	4.990	25,000	24,866
Federal Home Loan Bank 8/14/2023	4.741	95,000	94,452
Federal Home Loan Bank 8/25/2023	4.951	10,000	9,927
Federal Home Loan Bank 9/6/2023	5.198	8,600	8,523
			233,802

Commercial paper 8.48%
Apple, Inc. 7/19/2023[7]	5.060	26,000	25,930
BofA Securities, Inc. 7/10/2023[7]	5.180	2,100	2,097
Cabot Trail Funding, LLC 8/16/2023[7]	5.180	2,400	2,384
Chariot Funding, LLC 7/5/2023[7]	5.210	1,000	999
Chariot Funding, LLC 7/19/2023[7]	5.180	6,400	6,383
Chariot Funding, LLC 7/31/2023[7]	5.200	2,600	2,588
Coca-Cola Co. 7/20/2023[7]	4.969	32,900	32,808
Equinor ASA 7/3/2023[7]	5.060	14,500	14,494
Komatsu Finance America, Inc. 7/19/2023[7]	5.120	13,500	13,464
Linde, Inc. 7/11/2023	5.065	2,500	2,496
OMERS Finance Trust 7/12/2023	5.150	20,000	19,966
Paccar Financial Corp. 7/24/2023	5.080	3,900	3,887
			127,496

U.S. Treasury bills 3.35%
U.S. Treasury 7/13/2023	5.110	12,500	12,483
U.S. Treasury 7/20/2023	5.050	10,000	9,976
U.S. Treasury 8/22/2023	5.117	3,700	3,674
U.S. Treasury 11/2/2023	4.527	24,780	24,342
			50,475

American Funds Insurance Series	253

U.S. Government Securities Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 2.15%
Nederlandse Waterschapsbank NV 7/11/2023[7]	5.120%	USD	14,100	$14,078
Oesterreich Kontrollbank 7/19/2023	5.080		5,200	5,186
Québec (Province of) 7/17/2023[7]	5.100		13,100	13,069
				32,333

Total short-term securities (cost: $444,135,000)				444,106
Total investment securities 124.58% (cost: $1,942,058,000)				1,873,389
Other assets less liabilities (24.58)%				(369,590)

Net assets 100.00%				$1,503,799

254	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration		Notional amount (000)	Value and unrealized appreciation (depreciation) at 6/30/2023 (000)
30 Day Federal Funds Futures	Long	212	July 2023	USD	83,831	$5
30 Day Federal Funds Futures	Short	193	August 2023		(76,177)	8
30 Day Federal Funds Futures	Short	57	October 2023		(22,484)	16
30 Day Federal Funds Futures	Long	56	November 2023		22,073	(13)
3 Month SOFR Futures	Long	1,495	December 2023		353,568	(17,923)
3 Month SOFR Futures	Short	923	March 2024		(218,382)	10,724
3 Month SOFR Futures	Long	62	September 2024		14,762	(26)
3 Month SOFR Futures	Short	256	March 2025		(61,424)	1,752
2 Year U.S. Treasury Note Futures	Long	3,418	September 2023		695,029	(8,638)
5 Year U.S. Treasury Note Futures	Long	3,471	September 2023		371,722	(6,146)
10 Year U.S. Treasury Note Futures	Long	2,118	September 2023		237,779	(3,585)
10 Year Ultra U.S. Treasury Note Futures	Short	916	September 2023		(108,489)	1,225
20 Year U.S. Treasury Bond Futures	Short	264	September 2023		(33,503)	(43)
30 Year Ultra U.S. Treasury Bond Futures	Long	205	September 2023		27,925	246
						$(22,398)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		6/30/2023 (000)	paid (000)	at 6/30/2023 (000)
SOFR	Annual	0.471%	Annual	10/26/2023	USD	30,500	$471	$—	$471
0.45801%	Annual	SOFR	Annual	10/26/2023		30,500	(472)	—	(472)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024		17,898	(60)	—	(60)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024		26,222	(87)	—	(87)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024		35,800	(119)	—	(119)
0.241%	Annual	U.S. EFFR	Annual	3/1/2024		119,400	(4,020)	—	(4,020)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024		97,600	4,420	—	4,420
3.497%	Annual	U.S. EFFR	Annual	6/16/2024		24,000	(420)	—	(420)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024		3,698	(66)	—	(66)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024		17,700	(320)	—	(320)
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025		20,100	1,765	—	1,765
U.S. EFFR	Annual	0.126%	Annual	6/25/2025		20,100	1,765	—	1,765
U.S. EFFR	Annual	0.106%	Annual	6/30/2025		22,492	2,857	—	2,857
SOFR	Annual	3.916%	Annual	7/11/2025		46,800	787	—	787
4.265%	Annual	SOFR	Annual	2/16/2026		4,777	(30)	—	(30)
4.27%	Annual	SOFR	Annual	2/16/2026		9,620	(60)	—	(60)
4.3005%	Annual	SOFR	Annual	2/17/2026		1,989	(11)	—	(11)
4.288%	Annual	SOFR	Annual	2/17/2026		2,021	(12)	—	(12)
4.3035%	Annual	SOFR	Annual	2/17/2026		2,874	(16)	—	(16)
4.2675%	Annual	SOFR	Annual	2/17/2026		2,771	(18)	—	(18)
4.2515%	Annual	SOFR	Annual	2/17/2026		2,847	(19)	—	(19)
3.45%	Annual	SOFR	Annual	2/1/2028		12,500	(276)	—	(276)
3.47%	Annual	SOFR	Annual	2/2/2028		11,600	(247)	—	(247)
3.177%	Annual	SOFR	Annual	2/28/2030		2,400	(78)	—	(78)
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030		49,000	9,121	—	9,121
3.18%	Annual	SOFR	Annual	4/17/2030		2,600	(84)	—	(84)

American Funds Insurance Series	255

U.S. Government Securities Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium	Unrealized Appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		6/30/2023 (000)	paid (000)	at 6/30/2023 (000)
3.275%	Annual	SOFR	Annual	4/18/2030	USD	2,600	$(69)	$—	$(69)
3.353%	Annual	SOFR	Annual	4/19/2030		2,600	(57)	—	(57)
3.342%	Annual	SOFR	Annual	4/19/2030		2,600	(59)	—	(59)
3.344%	Annual	SOFR	Annual	4/20/2030		2,600	(59)	—	(59)
3.128%	Annual	SOFR	Annual	4/28/2030		2,600	(92)	—	(92)
3.285%	Annual	SOFR	Annual	5/1/2030		2,500	(65)	—	(65)
3.259%	Annual	SOFR	Annual	5/1/2030		2,600	(72)	—	(72)
3.186%	Annual	SOFR	Annual	5/9/2030		2,600	(83)	—	(83)
3.215%	Annual	SOFR	Annual	5/10/2030		2,500	(75)	—	(75)
3.29%	Annual	SOFR	Annual	5/19/2030		3,100	(80)	—	(80)
3.31%	Annual	SOFR	Annual	6/9/2030		26,800	(652)	—	(652)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030		15,500	2,959	—	2,959
SOFR	Annual	3.175%	Annual	2/1/2038		16,000	55	—	55
3.065%	Annual	SOFR	Annual	4/7/2040		12,300	(644)	—	(644)
SOFR	Annual	3.045%	Annual	7/27/2050		3,600	134	—	134
SOFR	Annual	2.85282%	Annual	12/6/2052		540	35	—	35
SOFR	Annual	2.93542%	Annual	12/6/2052		550	27	—	27
SOFR	Annual	3.01413%	Annual	1/12/2053		1,402	49	—	49
SOFR	Annual	3.02%	Annual	1/12/2053		1,400	48	—	48
SOFR	Annual	2.974%	Annual	4/17/2053		800	33	—	33
SOFR	Annual	3.044%	Annual	4/18/2053		800	23	—	23
SOFR	Annual	3.0875%	Annual	4/19/2053		800	16	—	16
SOFR	Annual	3.1035%	Annual	4/19/2053		800	14	—	14
SOFR	Annual	3.0895%	Annual	4/20/2053		800	16	—	16
SOFR	Annual	2.9405%	Annual	4/28/2053		800	38	—	38
SOFR	Annual	3.0535%	Annual	5/1/2053		1,600	43	—	43
SOFR	Annual	3.085%	Annual	5/9/2053		900	19	—	19
SOFR	Annual	3.1135%	Annual	5/10/2053		800	12	—	12
SOFR	Annual	3.1605%	Annual	5/19/2053		1,000	6	—	6
							$16,291	$—	$16,291

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[4]	Purchased on a TBA basis.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $14,752,000, which represented .98% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $128,294,000, which represented 8.53% of the net assets of the fund.

256	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Key to abbreviations

Assn. = Association

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	257

Managed Risk Growth Fund
Investment portfolio June 30, 2023	unaudited

Growth funds 85.25%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	4,727,279	$425,030

Total growth funds (cost: $380,542,000)		425,030

Fixed income funds 10.03%
American Funds Insurance Series – The Bond Fund of America, Class 1	5,265,584	50,023

Total fixed income funds (cost: $50,624,000)		50,023

Short-term securities 4.00%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.03%[1]	19,961,230	19,961

Total short-term securities (cost: $19,961,000)		19,961

Options purchased 0.16%
Options purchased*		766

Total options purchased (cost: $2,722,000)		766
Total investment securities 99.44% (cost: $453,849,000)		495,780
Other assets less liabilities 0.56%		2,816

Net assets 100.00%		$498,596

*Options purchased

Put

Description	Number of contracts		Notional amount (000)		Exercise price	Expiration date	Value at 6/30/2023 (000)
S&P 500 Index	335	USD	149,088	USD	2,850.00	9/15/2023	$55
S&P 500 Index	30		13,351		2,950.00	9/15/2023	6
S&P 500 Index	10		4,450		3,000.00	9/15/2023	2
S&P 500 Index	70		31,153		2,775.00	12/15/2023	47
S&P 500 Index	70		31,153		2,800.00	12/15/2023	47
S&P 500 Index	50		22,252		2,825.00	12/15/2023	36
S&P 500 Index	100		44,504		2,850.00	12/15/2023	75
S&P 500 Index	110		48,954		2,875.00	12/15/2023	83
S&P 500 Index	35		15,576		2,900.00	12/15/2023	27
S&P 500 Index	30		13,351		2,950.00	12/15/2023	26
S&P 500 Index	65		28,927		3,150.00	12/15/2023	73
S&P 500 Index	10		4,450		3,225.00	12/15/2023	13
S&P 500 Index	35		15,576		3,250.00	12/15/2023	46
S&P 500 Index	145		64,531		3,275.00	12/15/2023	198
S&P 500 Index	20		8,901		3,350.00	12/15/2023	32
							$766

258	American Funds Insurance Series

Managed Risk Growth Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 6/30/2023 (000)
5 Year U.S. Treasury Note Futures	Long	860	September 2023	USD	92,101	$(1,219)
Japanese yen currency Futures	Short	2	September 2023		(175)	7
FTSE 100 Index Futures	Short	2	September 2023		(192)	1
Nikkei 225 (OSE) Index Futures	Short	1	September 2023		(230)	(7)
British pound currency Futures	Short	3	September 2023		(238)	(2)
Mini MSCI Emerging Market Index Futures	Short	9	September 2023		(449)	6
Russell 2000 Mini Index Futures	Short	11	September 2023		(1,047)	(12)
Euro Stoxx 50 Index Futures	Short	48	September 2023		(2,322)	(39)
Euro currency Futures	Short	18	September 2023		(2,465)	(16)
S&P Mid 400 E-mini Index Futures	Short	16	September 2023		(4,231)	(115)
S&P 500 E-mini Index Futures	Short	143	September 2023		(32,091)	(693)
						$(2,089)

Investments in affiliates2

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 85.25%
American Funds Insurance Series – Growth Fund, Class 1	$387,467	$91,971	$122,285	$(28,447)	$96,324	$425,030	$780	$22,902
Fixed income funds 10.03%
American Funds Insurance Series – The Bond Fund of America, Class 1	34,197	36,164	20,338	(885)	885	50,023	286	—
Total 95.28%				$(29,332)	$97,209	$475,053	$1,066	$22,902

[1]	Rate represents the seven-day yield at 6/30/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	259

Managed Risk International Fund
Investment portfolio June 30, 2023	unaudited

Growth funds 85.31%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,194,789	$106,426

Total growth funds (cost: $99,890,000)		106,426

Fixed income funds 10.04%
American Funds Insurance Series – The Bond Fund of America, Class 1	1,318,491	12,526

Total fixed income funds (cost: $12,773,000)		12,526

Short-term securities 3.86%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.03%[1]	4,810,529	4,811

Total short-term securities (cost: $4,811,000)		4,811

Options purchased 0.18%
Options purchased*		225

Total options purchased (cost: $716,000)		225
Total investment securities 99.39% (cost: $118,190,000)		123,988
Other assets less liabilities 0.61%		761

Net assets 100.00%		$124,749

*Options purchased

Put

Description	Number of contracts		Notional amount (000)		Exercise price	Expiration date	Value at 6/30/2023 (000)
iShares MSCI EAFE ETF	1,300	USD	9,425	USD	49.00	9/15/2023	$12
iShares MSCI EAFE ETF	550		3,988		50.00	9/15/2023	5
iShares MSCI EAFE ETF	1,400		10,150		51.00	9/15/2023	14
iShares MSCI EAFE ETF	2,400		17,400		52.00	9/15/2023	19
iShares MSCI EAFE ETF	1,800		13,050		54.00	12/15/2023	47
iShares MSCI EAFE ETF	3,900		28,275		55.00	12/15/2023	99
iShares MSCI EAFE ETF	700		5,075		56.00	12/15/2023	24
iShares MSCI EAFE ETF	200		1,450		57.00	12/15/2023	5
							$225

Futures contracts

Contracts	Type	Number of contracts	Expiration		Notional amount (000)	Value and unrealized (depreciation) appreciation at 6/30/2023 (000)
5 Year U.S. Treasury Note Futures	Long	122	September 2023	USD	13,066	$(79)
S&P 500 E-mini Index Futures	Short	26	September 2023		(5,835)	(162)
Mini MSCI Emerging Market Index Futures	Short	127	September 2023		(6,337)	37
MSCI EAFE Index Futures	Short	87	September 2023		(9,376)	(104)
						$(308)

260	American Funds Insurance Series

Managed Risk International Fund (continued)

Investments in affiliates2

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 85.31%
American Funds Insurance Series – International Fund, Class 1	$106,435	$11,326	$24,003	$(6,836)	$19,504	$106,426	$73	$—
Fixed income funds 10.04%
American Funds Insurance Series – The Bond Fund of America, Class 1	12,527	3,449	3,575	(354)	479	12,526	259	—
Total 95.35%				$(7,190)	$19,983	$118,952	$332	$—

[1]	Rate represents the seven-day yield at 6/30/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	261

Managed Risk Washington Mutual Investors Fund
Investment portfolio June 30, 2023	unaudited

Growth-and-income funds 85.02%	Shares	Value (000)
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	20,345,075	$274,659

Total growth-and-income funds (cost: $278,387,000)		274,659

Fixed income funds 10.00%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,242,268	32,325

Total fixed income funds (cost: $33,893,000)		32,325

Short-term securities 4.67%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.03%[1]	15,081,762	15,082

Total short-term securities (cost: $15,082,000)		15,082

Options purchased 0.17%
Options purchased*		537

Total options purchased (cost: $2,363,000)		537
Total investment securities 99.86% (cost: $329,725,000)		322,603
Other assets less liabilities 0.14%		461

Net assets 100.00%		$323,064

*Options purchased

Put

Description	Number of contracts		Notional amount (000)		Exercise price	Expiration date	Value at 6/30/2023 (000)
S&P 500 Index	330	USD	146,863	USD	2,850.00	9/15/2023	$54
S&P 500 Index	10		4,450		2,875.00	9/15/2023	2
S&P 500 Index	55		24,477		2,950.00	9/15/2023	11
S&P 500 Index	20		8,901		3,000.00	9/15/2023	4
S&P 500 Index	80		35,603		2,775.00	12/15/2023	54
S&P 500 Index	100		44,504		2,800.00	12/15/2023	67
S&P 500 Index	50		22,252		2,825.00	12/15/2023	36
S&P 500 Index	55		24,477		2,850.00	12/15/2023	41
S&P 500 Index	90		40,053		2,875.00	12/15/2023	68
S&P 500 Index	35		15,576		2,900.00	12/15/2023	27
S&P 500 Index	40		17,802		3,150.00	12/15/2023	45
S&P 500 Index	25		11,126		3,225.00	12/15/2023	33
S&P 500 Index	10		4,450		3,250.00	12/15/2023	13
S&P 500 Index	10		4,450		3,275.00	12/15/2023	14
S&P 500 Index	20		8,901		3,350.00	12/15/2023	32
S&P 500 Index	15		6,676		3,250.00	3/15/2024	36
							$537

262	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration		Notional amount (000)	Value and unrealized (depreciation) appreciation at 6/30/2023 (000)
5 Year U.S. Treasury Note Futures	Long	165	September 2023	USD	17,670	$(242)
S&P 500 E-mini Index Futures	Long	38	September 2023		8,528	240
						$(2)

Investments in affiliates2

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 85.02%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	$274,603	$28,117	$45,263	$(3,995)	$21,197	$274,659	$1,303	$2,476

Fixed income funds 10.00%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	32,319	7,880	7,837	(879)	842	32,325	185	—
Total 95.02%				$(4,874)	$22,039	$306,984	$1,488	$2,476

[1]	Rate represents the seven-day yield at 6/30/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	263

Managed Risk Growth-Income Fund
Investment portfolio June 30, 2023	unaudited

Growth-and-income funds 79.96%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	31,901,672	$1,737,684

Total growth-and-income funds (cost: $1,710,272,000)		1,737,684

Fixed income funds 15.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	34,297,754	325,829

Total fixed income funds (cost: $344,843,000)		325,829

Short-term securities 4.63%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.03%[1]	100,572,314	100,572

Total short-term securities (cost: $100,572,000)		100,572

Options purchased 0.25%
Options purchased*		5,468

Total options purchased (cost: $25,532,000)		5,468
Total investment securities 99.84% (cost: $2,181,219,000)		2,169,553
Other assets less liabilities 0.16%		3,557

Net assets 100.00%		$2,173,110

*Options purchased

Put

Description	Number of contracts	Notional amount (000)			Exercise price	Expiration date	Value at 6/30/2023 (000)
S&P 500 Index	4,100	USD	1,824,656	USD	2,850.00	9/15/2023	$668
S&P 500 Index	200		89,008		2,875.00	9/15/2023	34
S&P 500 Index	60		26,702		2,900.00	9/15/2023	10
S&P 500 Index	600		267,023		2,950.00	9/15/2023	118
S&P 500 Index	60		26,702		3,000.00	9/15/2023	13
S&P 500 Index	765		340,454		2,775.00	12/15/2023	516
S&P 500 Index	780		347,130		2,800.00	12/15/2023	523
S&P 500 Index	765		340,454		2,825.00	12/15/2023	555
S&P 500 Index	725		322,653		2,850.00	12/15/2023	544
S&P 500 Index	800		356,030		2,875.00	12/15/2023	600
S&P 500 Index	115		51,179		2,900.00	12/15/2023	90
S&P 500 Index	25		11,126		2,950.00	12/15/2023	21
S&P 500 Index	350		155,763		3,150.00	12/15/2023	394
S&P 500 Index	20		8,901		3,225.00	12/15/2023	26
S&P 500 Index	170		75,657		3,250.00	12/15/2023	223
S&P 500 Index	175		77,882		3,275.00	12/15/2023	239
S&P 500 Index	300		133,511		3,350.00	12/15/2023	481
S&P 500 Index	170		75,656		3,250.00	3/15/2024	413
							$5,468

264	American Funds Insurance Series

Managed Risk Growth-Income Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration		Notional amount (000)	Value and unrealized (depreciation) appreciation at 6/30/2023 (000)
5 Year U.S. Treasury Note Futures	Long	1,183	September 2023	USD	126,692	$(1,765)
S&P 500 E-mini Index Futures	Long	351	September 2023		78,769	2,498
British pound currency Futures	Short	1	September 2023		(79)	(1)
Euro currency Futures	Short	1	September 2023		(137)	(1)
Mini MSCI Emerging Market Index Futures	Short	6	September 2023		(299)	3
FTSE 100 Index Futures	Short	4	September 2023		(384)	2
Euro Stoxx 50 Index Futures	Short	12	September 2023		(581)	(10)
S&P Mid 400 E-mini Index Futures	Short	5	September 2023		(1,322)	(34)
						$692

Investments in affiliates2

	Value of affiliates at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Value of affiliates at 6/30/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.96%
American Funds Insurance Series – Growth-Income Fund, Class 1	$1,677,875	$219,924	$303,846	$36,983	$106,748	$1,737,684	$6,066	$89,386
Fixed income funds 15.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	314,614	72,941	64,701	(11,714)	14,689	325,829	1,898	—
Total 94.96%				$25,269	$121,437	$2,063,513	$7,964	$89,386

[1]	Rate represents the seven-day yield at 6/30/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	265

Managed Risk Asset Allocation Fund
Investment portfolio June 30, 2023	unaudited

Asset allocation funds 95.20%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	89,855,897	$2,043,323

Total asset allocation funds (cost: $2,082,809,000)		2,043,323

Short-term securities 4.77%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.03%[1]	102,371,216	102,371

Total short-term securities (cost: $102,371,000)		102,371

Options purchased 0.03%
Options purchased*		693

Total options purchased (cost: $2,654,000)		693
Total investment securities 100.00% (cost: $2,187,834,000)		2,146,387
Other assets less liabilities (0.00)%		(43)

Net assets 100.00%		$2,146,344

*Options purchased

Put

Description	Number of contracts		Notional amount (000)		Exercise price	Expiration date	Value at 6/30/2023 (000)
S&P 500 Index	300	USD	133,511	USD	2,850.00	9/15/2023	$49
S&P 500 Index	55		24,477		2,775.00	12/15/2023	37
S&P 500 Index	145		64,530		2,800.00	12/15/2023	97
S&P 500 Index	75		33,378		2,825.00	12/15/2023	54
S&P 500 Index	125		55,630		2,850.00	12/15/2023	94
S&P 500 Index	150		66,756		2,875.00	12/15/2023	113
S&P 500 Index	70		31,153		2,900.00	12/15/2023	55
S&P 500 Index	60		26,702		3,225.00	12/15/2023	79
S&P 500 Index	20		8,901		3,250.00	12/15/2023	26
S&P 500 Index	30		13,351		3,275.00	12/15/2023	41
S&P 500 Index	30		13,351		3,350.00	12/15/2023	48
							$693

Futures contracts

Contracts	Type	Number of contracts	Expiration		Notional amount (000)	Value and unrealized (depreciation) appreciation at 6/30/2023 (000)
5 Year U.S. Treasury Note Futures	Long	1,055	September 2023	USD	112,984	$(1,567)
British pound currency Futures	Short	1	September 2023		(79)	(1)
Russell 2000 Mini Index Futures	Short	1	September 2023		(95)	(1)
FTSE 100 Index Futures	Short	2	September 2023		(192)	1
Euro Stoxx 50 Index Futures	Short	5	September 2023		(242)	(4)
Mini MSCI Emerging Market Index Futures	Short	5	September 2023		(249)	3
Euro Currency Futures	Short	3	September 2023		(411)	(3)
S&P Mid 400 E-mini Index Futures	Short	4	September 2023		(1,058)	(28)
						$(1,600)

266	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

Investments in affiliates2

	Value of affiliate at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 6/30/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Asset allocation funds 95.20%
American Funds Insurance Series – Asset Allocation Fund, Class 1	$2,084,270	$178,742	$272,742	$1,915	$51,138	$2,043,323	$10,281	$77,368

[1]	Rate represents the seven-day yield at 6/30/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	267

Financial statements

Statements of assets and liabilities at June 30, 2023	unaudited (dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund		New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$7,187,612	$3,052,658	$36,079,869	$6,885,865		$3,209,783
Affiliated issuers	260,524	122,435	767,206	196,037		142,018
Cash	592	235	2,303	1,037		651
Cash collateral received for securities on loan	961	4,238	2,862	255		386
Cash collateral pledged for futures contracts	—	—	—	—		161
Cash collateral pledged for swap contracts	—	—	—	—		—
Cash denominated in currencies other than U.S. dollars	1,578	5,129	920	5,289		825
Unrealized appreciation on open forward currency contracts	—	—	—	—		180
Receivables for:
Sales of investments	—	19,356	58,980	106,130		20,258
Sales of fund’s shares	1,997	1,000	10,237	6,432		2,369
Dividends and interest	12,854	3,265	13,905	13,360		10,871
Closed forward currency contracts	—	—	—	—		5
Variation margin on futures contracts	—	—	—	—		20
Variation margin on centrally cleared swap contracts	—	—	—	—		—
Securities lending income	1	4	1	—	*	—	*
Other	59	8	16	275		82
	7,466,178	3,208,328	36,936,299	7,214,680		3,387,609
Liabilities:
Collateral for securities on loan	9,612	42,375	28,625	2,552		3,859
Unrealized depreciation on open forward currency contracts	—	—	—	—		104
Unrealized depreciation on unfunded commitments	—	—	—	—		—
Payables for:
Purchases of investments	3,937	7,697	29,499	52,830		7,917
Repurchases of fund’s shares	8,466	2,925	96,342	3,185		2,116
Investment advisory services	2,194	1,522	9,202	2,788		1,382
Insurance administrative fees	408	174	1,872	252		466
Services provided by related parties	1,016	514	4,915	947		398
Trustees’ deferred compensation	89	57	494	175		42
Closed forward currency contracts	—	—	—	—		2
Variation margin on futures contracts	—	—	—	—		22
Variation margin on centrally cleared swap contracts	—	—	—	—		—
Bank overdraft	—	—	—	—		—
Non-U.S. taxes	3,383	12,335	867	23,650		12,620
Other	220	279	155	345		168
	29,325	67,878	171,971	86,724		29,096
Net assets at June 30, 2023	$7,436,853	$3,140,450	$36,764,328	$7,127,956		$3,358,513

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,578,577	$2,487,653	$20,499,870	$6,070,096		$2,498,997
Total distributable earnings (accumulated loss)	2,858,276	652,797	16,264,458	1,057,860		859,516
Net assets at June 30, 2023	$7,436,853	$3,140,450	$36,764,328	$7,127,956		$3,358,513

Investment securities on loan, at value	$11,345	$61,683	$27,798	$22,230		$11,128
Investment securities, at cost
Unaffiliated issuers	4,514,668	2,391,917	19,949,813	5,340,365		2,344,169
Affiliated issuers	260,495	120,919	766,983	195,981		141,981
Cash denominated in currencies other than U.S. dollars, at cost	1,577	5,132	920	5,280		825

Refer to the end of the statements of assets and liabilities for footnote.

Refer to the notes to financial statements.

268	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at June 30, 2023 (continued)	unaudited (dollars in thousands)

	Washington Mutual Investors Fund		Capital World Growth and Income Fund		Growth-Income Fund	International Growth and Income Fund		Capital Income Builder
Assets:
Investment securities, at value:
Unaffiliated issuers	$9,541,960		$1,753,568		$34,057,439	$306,146		$1,108,353
Affiliated issuers	379,391		70,870		1,901,971	14,089		133,268
Cash	1,686		53		1,233	68		785
Cash collateral received for securities on loan	354		95		6,463	172		611
Cash collateral pledged for futures contracts	—		—		—	—		—
Cash collateral pledged for swap contracts	—		—		—	—		—
Cash denominated in currencies other than U.S. dollars	—		398		1,047	75		149
Unrealized appreciation on open forward currency contracts	—		—		—	—		—
Receivables for:
Sales of investments	32,818		5,389		42,303	505		44,839
Sales of fund’s shares	2,349		99		2,258	765		2,116
Dividends and interest	10,029		4,838		42,891	2,563		4,997
Closed forward currency contracts	—		—		—	—		—
Variation margin on futures contracts	—		—		—	—		97
Variation margin on centrally cleared swap contracts	—		—		—	—		54
Securities lending income	—	*	—	*	5	—	*	1
Other	7		46		127	19		39
	9,968,594		1,835,356		36,055,737	324,402		1,295,309
Liabilities:
Collateral for securities on loan	3,540		952		64,632	1,722		6,105
Unrealized depreciation on open forward currency contracts	—		—		—	—		—
Unrealized depreciation on unfunded commitments	—		—		—	—		—
Payables for:
Purchases of investments	12,227		5,963		59,338	194		96,269
Repurchases of fund’s shares	10,319		4,428		73,500	41		293
Investment advisory services	1,883		541		7,353	122		210
Insurance administrative fees	740		128		1,104	85		343
Services provided by related parties	1,057		298		3,766	69		141
Trustees’ deferred compensation	104		25		543	14		8
Closed forward currency contracts	—		—		—	—		—
Variation margin on futures contracts	—		—		—	—		7
Variation margin on centrally cleared swap contracts	—		—		—	—		19
Bank overdraft	—		—		—	—		—
Non-U.S. taxes	148		839		1,491	153		737
Other	10		55		170	15		20
	30,028		13,229		211,897	2,415		104,152
Net assets at June 30, 2023	$9,938,566		$1,822,127		$35,843,840	$321,987		$1,191,157

Net assets consist of:
Capital paid in on shares of beneficial interest	$7,532,632		$1,426,801		$20,896,057	$314,165		$1,056,574
Total distributable earnings (accumulated loss)	2,405,934		395,326		14,947,783	7,822		134,583

Net assets at June 30, 2023	$9,938,566		$1,822,127		$35,843,840	$321,987		$1,191,157

Investment securities on loan, at value	$3,429		$6,023		$61,497	$2,761		$6,985
Investment securities, at cost
Unaffiliated issuers	7,218,978		1,294,449		20,043,920	274,834		965,312
Affiliated issuers	379,298		70,860		1,901,275	14,084		138,510
Cash denominated in currencies other than U.S. dollars, at cost	—		398		1,044	75		149

Refer to the end of the statements of assets and liabilities for footnote.

Refer to the notes to financial statements.

American Funds Insurance Series	269

Financial statements (continued)

Statements of assets and liabilities at June 30, 2023 (continued)	unaudited (dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund		The Bond Fund of America		Capital World Bond Fund	American High-Income Trust
Assets:
Investment securities, at value:
Unaffiliated issuers	$22,860,159	$356,903		$10,067,305		$1,381,748	$796,378
Affiliated issuers	3,466,389	36,721		2,007,541		208,511	33,341
Cash	3,225	55		8,765		89	—
Cash collateral received for securities on loan	1,726	71		—		—	—
Cash collateral pledged for futures contracts	—	—		—		—	104
Cash collateral pledged for swap contracts	—	—		—		—	818
Cash denominated in currencies other than U.S. dollars	662	87		—	*	85	12
Unrealized appreciation on open forward currency contracts	—	537		1,374		5,906	—
Receivables for:
Sales of investments	644,680	3,674		2,183,376		33,094	4,791
Sales of fund’s shares	977	826		27,993		2,078	1,130
Dividends and interest	76,599	1,860		76,760		11,383	12,634
Closed forward currency contracts	—	—		—		—	—
Variation margin on futures contracts	294	30		6,843		486	—
Variation margin on centrally cleared swap contracts	141	22		160		279	—
Securities lending income	1	—	*	—		—	—
Other	224	—	*	—		120	3
	27,055,077	400,786		14,380,117		1,643,779	849,211
Liabilities:
Collateral for securities on loan	17,261	712		—		—	—
Unrealized depreciation on open forward currency contracts	—	708		1,997		8,188	—
Unrealized depreciation on unfunded commitments	7	—		—		1	2
Payables for:
Purchases of investments	1,708,017	16,149		3,826,500		173,829	7,673
Repurchases of fund’s shares	21,962	169		2,503		209	433
Investment advisory services	5,474	136		1,402		515	181
Insurance administrative fees	3,370	74		664		34	55
Services provided by related parties	2,606	66		1,020		203	148
Trustees’ deferred compensation	317	4		130		27	32
Closed forward currency contracts	—	—		—		—	—
Variation margin on futures contracts	1,434	48		4,588		822	7
Variation margin on centrally cleared swap contracts	430	57		942		723	94
Bank overdraft	—	—		—		—	119
Non-U.S. taxes	3,812	290		—		85	—
Other	85	19		16		89	5
	1,764,775	18,432		3,839,762		184,725	8,749
Net assets at June 30, 2023	$25,290,302	$382,354		$10,540,355		$1,459,054	$840,462

Net assets consist of:
Capital paid in on shares of beneficial interest	$19,487,055	$351,473		$12,081,653		$1,763,153	$1,186,715
Total distributable earnings (accumulated loss)	5,803,247	30,881		(1,541,298)		(304,099)	(346,253)

Net assets at June 30, 2023	$25,290,302	$382,354		$10,540,355		$1,459,054	$840,462

Investment securities on loan, at value	$16,802	$697		$—		$—	$—
Investment securities, at cost
Unaffiliated issuers	17,250,054	323,779		10,634,682		1,499,648	861,704
Affiliated issuers	3,673,146	36,559		2,007,086		206,121	33,328
Cash denominated in currencies other than U.S. dollars, at cost	662	87		—	*	83	12

Refer to the end of the statements of assets and liabilities for footnote.

Refer to the notes to financial statements.

270	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at June 30, 2023 (continued)	unaudited (dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$152,783	$383,768	$1,873,389	$20,727	$5,036
Affiliated issuers	—	—	—	475,053	118,952
Cash	2,594	9,100	41,182	—	—
Cash collateral received for securities on loan	—	—	—	—	—
Cash collateral pledged for futures contracts	—	—	—	3,702	1,074
Cash collateral pledged for swap contracts	—	—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	—	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	—	—	—
Receivables for:
Sales of investments	16,656	—	205,550	1,327	207
Sales of fund’s shares	79	537	4,498	412	143
Dividends and interest	277	36	6,790	80	22
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	45	—	658	—	2
Variation margin on centrally cleared swap contracts	1	—	1,089	—	—
Securities lending income	—	—	—	—	—
Other	1	—	—	—	—
	172,436	393,441	2,133,156	501,301	125,436
Liabilities:
Collateral for securities on loan	—	—	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Unrealized depreciation on unfunded commitments	—	—	—	—	—
Payables for:
Purchases of investments	67,574	—	626,483	1,575	284
Repurchases of fund’s shares	61	288	1,162	152	63
Investment advisory services	15	85	216	40	10
Insurance administrative fees	28	44	120	295	78
Services provided by related parties	21	83	295	96	25
Trustees’ deferred compensation	3	12	44	4	1
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	31	—	667	543	226
Variation margin on centrally cleared swap contracts	9	—	368	—	—
Bank overdraft	—	—	—	—	—
Non-U.S. taxes	—	—	—	—	—
Other	—	—	2	—	—
	67,742	512	629,357	2,705	687
Net assets at June 30, 2023	$104,694	$392,929	$1,503,799	$498,596	$124,749

Net assets consist of:
Capital paid in on shares of beneficial interest	$115,198	$384,122	$1,750,412	$565,139	$152,639
Total distributable earnings (accumulated loss)	(10,504)	8,807	(246,613)	(66,543)	(27,890)
Net assets at June 30, 2023	$104,694	$392,929	$1,503,799	$498,596	$124,749

Investment securities on loan, at value	$—	$—	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	155,464	383,761	1,942,058	22,683	5,527
Affiliated issuers	—	—	—	431,166	112,663
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—	—	—

Refer to the end of the statements of assets and liabilities for footnote.

Refer to the notes to financial statements.

American Funds Insurance Series	271

Financial statements (continued)

Statements of assets and liabilities at June 30, 2023 (continued)	unaudited (dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$15,619	$106,040	$103,064
Affiliated issuers	306,984	2,063,513	2,043,323
Cash	—	—	—
Cash collateral received for securities on loan	—	—	—
Cash collateral pledged for futures contracts	656	5,594	1,584
Cash collateral pledged for swap contracts	—	—	—
Cash denominated in currencies other than U.S. dollars	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	—
Receivables for:
Sales of investments	1,336	30,521	1,518
Sales of fund’s shares	9	293	25
Dividends and interest	64	427	431
Closed forward currency contracts	—	—	—
Variation margin on futures contracts	100	922	—
Variation margin on centrally cleared swap contracts	—	—	—
Securities lending income	—	—	—
Other	—	—	—
	324,768	2,207,310	2,149,945
Liabilities:
Collateral for securities on loan	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—
Unrealized depreciation on unfunded commitments	—	—	—
Payables for:
Purchases of investments	769	4,760	—
Repurchases of fund’s shares	645	27,845	1,623
Investment advisory services	26	178	175
Insurance administrative fees	197	1,324	1,325
Services provided by related parties	64	55	433
Trustees’ deferred compensation	3	16	29
Closed forward currency contracts	—	—	—
Variation margin on futures contracts	—	22	16
Variation margin on centrally cleared swap contracts	—	—	—
Bank overdraft	—	—	—
Non-U.S. taxes	—	—	—
Other	—	—	—
	1,704	34,200	3,601
Net assets at June 30, 2023	$323,064	$2,173,110	$2,146,344

Net assets consist of:
Capital paid in on shares of beneficial interest	$358,410	$2,153,328	$2,184,513
Total distributable earnings (accumulated loss)	(35,346)	19,782	(38,169)
Net assets at June 30, 2023	$323,064	$2,173,110	$2,146,344

Investment securities on loan, at value	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	17,445	126,104	105,025
Affiliated issuers	312,280	2,055,115	2,082,809
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—

Refer to the end of the statements of assets and liabilities for footnote.

Refer to the notes to financial statements.

272	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at June 30, 2023 (continued)	unaudited (dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$3,267,350	$989,232	$16,132,357	$3,347,079	$1,773,825
	Shares outstanding	101,754	55,385	179,425	194,879	71,238
	Net asset value per share	$32.11	$17.86	$89.91	$17.18	$24.90
Class 1A:	Net assets	$16,502	$4,969	$245,718	$11,621	$9,840
	Shares outstanding	517	282	2,762	680	397
	Net asset value per share	$31.92	$17.60	$88.97	$17.07	$24.76
Class 2:	Net assets	$3,480,176	$1,859,010	$17,094,954	$3,348,777	$809,785
	Shares outstanding	110,006	110,517	192,676	196,109	32,955
	Net asset value per share	$31.64	$16.82	$88.72	$17.08	$24.57
Class 3:	Net assets			$224,580	$16,681
	Shares outstanding	Not applicable	Not applicable	2,472	969	Not applicable
	Net asset value per share			$90.85	$17.22
Class 4:	Net assets	$672,825	$287,239	$3,066,719	$403,798	$765,063
	Shares outstanding	21,510	17,121	35,477	24,043	31,425
	Net asset value per share	$31.28	$16.78	$86.44	$16.79	$24.35

		Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$5,859,309	$575,236	$21,339,299	$16,140	$615,174
	Shares outstanding	434,159	43,963	391,780	1,644	54,668
	Net asset value per share	$13.50	$13.08	$54.47	$9.82	$11.25
Class 1A:	Net assets	$22,036	$6,559	$32,236	$5,687	$10,007
	Shares outstanding	1,644	505	596	595	890
	Net asset value per share	$13.41	$13.00	$54.09	$9.55	$11.24
Class 2:	Net assets	$2,854,203	$1,031,693	$12,482,053	$164,805	$14,070
	Shares outstanding	215,704	79,141	233,068	17,257	1,251
	Net asset value per share	$13.23	$13.04	$53.56	$9.55	$11.24
Class 3:	Net assets			$136,059
	Shares outstanding	Not applicable	Not applicable	2,494	Not applicable	Not applicable
	Net asset value per share			$54.57
Class 4:	Net assets	$1,203,018	$208,639	$1,854,193	$135,355	$551,906
	Shares outstanding	91,932	16,424	35,213	14,410	49,157
	Net asset value per share	$13.09	$12.70	$52.66	$9.39	$11.23

Refer to the end of the statements of assets and liabilities for footnote.

Refer to the notes to financial statements.

American Funds Insurance Series	273

Financial statements (continued)

Statements of assets and liabilities at June 30, 2023 (continued)	unaudited (dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$15,365,770	$97,665	$6,602,578	$652,959	$216,837
	Shares outstanding	675,835	8,259	694,825	67,304	24,631
	Net asset value per share	$22.74	$11.82	$9.50	$9.70	$8.80
Class 1A:	Net assets	$27,766	$2,641	$236,295	$1,290	$2,199
	Shares outstanding	1,228	225	25,053	134	251
	Net asset value per share	$22.61	$11.75	$9.43	$9.64	$8.77
Class 2:	Net assets	$4,262,698	$160,967	$2,848,519	$751,310	$521,941
	Shares outstanding	190,271	13,696	304,444	78,350	60,683
	Net asset value per share	$22.40	$11.75	$9.36	$9.59	$8.60
Class 3:	Net assets	$29,116				$8,129
	Shares outstanding	1,280	Not applicable	Not applicable	Not applicable	919
	Net asset value per share	$22.76				$8.85
Class 4:	Net assets	$5,604,952	$121,081	$852,963	$53,495	$91,356
	Shares outstanding	252,342	10,478	91,636	5,660	9,573
	Net asset value per share	$22.21	$11.56	$9.31	$9.45	$9.54

		American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$16,337	$39,933	$248,337
	Shares outstanding	1,721	3,464	24,903	Not applicable	Not applicable
	Net asset value per share	$9.49	$11.53	$9.97
Class 1A:	Net assets	$1,673	$116	$4,445
	Shares outstanding	178	10	448	Not applicable	Not applicable
	Net asset value per share	$9.37	$11.52	$9.93
Class 2:	Net assets	$44,111	$286,932	$1,058,630
	Shares outstanding	4,697	25,713	107,595	Not applicable	Not applicable
	Net asset value per share	$9.39	$11.16	$9.84
Class 3:	Net assets		$4,270	$6,131
	Shares outstanding	Not applicable	378	613	Not applicable	Not applicable
	Net asset value per share		$11.31	$9.99
Class 4:	Net assets	$42,573	$61,678	$186,256
	Shares outstanding	4,592	5,502	18,964	Not applicable	Not applicable
	Net asset value per share	$9.27	$11.21	$9.82
Class P1:	Net assets				$10,884	$1,751
	Shares outstanding	Not applicable	Not applicable	Not applicable	1,086	212
	Net asset value per share				$10.02	$8.24
Class P2:	Net assets				$487,712	$122,998
	Shares outstanding	Not applicable	Not applicable	Not applicable	49,191	14,990
	Net asset value per share				$9.91	$8.21

Refer to the end of the statements of assets and liabilities for footnote.

Refer to the notes to financial statements.

274	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at June 30, 2023 (continued)	unaudited (dollars and shares in thousands, except per-share amounts)

		Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class P1:	Net assets	$2,741	$1,896,898	$7,588
	Shares outstanding	277	161,473	672
	Net asset value per share	$9.90	$11.75	$11.29
Class P2:	Net assets	$320,323	$276,212	$2,138,756
	Shares outstanding	32,593	23,687	195,719
	Net asset value per share	$9.83	$11.66	$10.93

*	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series	275

Financial statements (continued)

Statements of operations for the six months ended June 30, 2023	unaudited (dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund		Growth Fund	International Fund	New World Fund
Investment income (loss):
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$60,371	$18,917		$143,070	$68,405	$33,223
Affiliated issuers	5,675	2,594		26,412	5,681	4,211
	66,046	21,511		169,482	74,086	37,434
Interest from unaffiliated issuers	406	2		1,001	68	3,954
Securities lending income (net of fees)	142	789		545	94	43
	66,594	22,302		171,028	74,248	41,431
Fees and expenses*:
Investment advisory services	16,971	9,876		52,527	16,709	9,284
Distribution services	4,982	2,613		23,083	4,613	1,894
Insurance administrative services	801	350		3,641	500	925
Transfer agent services	1	—	†	4	1	— †
Administrative services	1,072	458		5,019	1,049	483
Accounting and administrative services	—	—		—	—	—
Reports to shareholders	50	22		229	49	24
Registration statement and prospectus	14	5		75	18	9
Trustees’ compensation	13	6		59	12	6
Auditing and legal	19	31		31	30	52
Custodian	269	187		181	486	339
Other	3	24		15	3	25
Total fees and expenses before waivers/reimbursement	24,195	13,572		84,864	23,470	13,041
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	3,930	763		—	—	1,126
Miscellaneous fee reimbursement	—	—		—	—	—
Total waivers/reimbursement of fees and expenses	3,930	763		—	—	1,126
Total fees and expenses after waivers/reimbursement	20,265	12,809		84,864	23,470	11,915
Net investment income (loss)	46,329	9,493		86,164	50,778	29,516
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	141,150	10,192		182,752	(125,371)	1,727
Affiliated issuers	28	12		184	42	11
Futures contracts	—	—		—	—	59
Forward currency contracts	—	—		—	—	(112)
Swap contracts	—	—		—	—	120
Currency transactions	640	(345)		(494)	(997)	(218)
Capital gain distributions received from affiliated issuers	—	—		—	—	—
	141,818	9,859		182,442	(126,326)	1,587
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	832,042	312,563		7,257,259	892,995	331,381
Affiliated issuers	4	364		5	8	17
Futures contracts	—	—		—	—	(181)
Forward currency contracts	—	—		—	—	126
Swap contracts	—	—		—	—	(2)
Currency translations	(815)	6		40	211	1
	831,231	312,933		7,257,304	893,214	331,342
Net realized gain (loss) and unrealized appreciation (depreciation)	973,049	322,792		7,439,746	766,888	332,929
Net increase in net assets resulting from operations	$1,019,378	$332,285		$7,525,910	$817,666	$362,445

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

276	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the six months ended June 30, 2023	unaudited (dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Investment income (loss):
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$105,370	$22,515	$273,059	$5,860	$18,872
Affiliated issuers	9,174	1,471	56,076	282	2,768
	114,544	23,986	329,135	6,142	21,640
Interest from unaffiliated issuers	5	519	182	4	2,779
Securities lending income (net of fees)	82	33	235	20	55
	114,631	24,538	329,552	6,166	24,474
Fees and expenses*:
Investment advisory services	17,737	4,176	43,141	749	2,062
Distribution services	4,844	1,495	17,003	367	687
Insurance administrative services	1,474	253	2,171	168	683
Transfer agent services	1	— †	4	— †	— †
Administrative services	1,423	264	5,065	47	173
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	49	11	222	5	9
Registration statement and prospectus	83	5	78	2	7
Trustees’ compensation	17	3	61	— †	2
Auditing and legal	11	29	34	23	19
Custodian	194	70	194	32	44
Other	5	1	16	— †	1
Total fees and expenses before waivers/reimbursement	25,838	6,307	67,989	1,393	3,687
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	6,639	967	—	16	809
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	6,639	967	—	16	809
Total fees and expenses after waivers/reimbursement	19,199	5,340	67,989	1,377	2,878
Net investment income (loss)	95,432	19,198	261,563	4,789	21,596
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	12,065	2,769	686,807	(2,725)	10,072
Affiliated issuers	20	(5)	56	1	4
Futures contracts	—	—	—	—	(369)
Forward currency contracts	—	—	—	2	—
Swap contracts	—	—	—	—	1,636
Currency transactions	24	(22)	(1,254)	70	109
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	12,109	2,742	685,609	(2,652)	11,452
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	614,564	187,287	3,776,708	28,234	10,479
Affiliated issuers	42	10	369	2	431
Futures contracts	—	—	—	—	(1,238)
Forward currency contracts	—	—	—	(5)	—
Swap contracts	—	—	—	—	(1,444)
Currency translations	(1)	(181)	145	(49)	(52)
	614,605	187,116	3,777,222	28,182	8,176
Net realized gain (loss) and unrealized appreciation (depreciation)	626,714	189,858	4,462,831	25,530	19,628
Net increase in net assets resulting from operations	$722,146	$209,056	$4,724,394	$30,319	$41,224

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	277

Financial statements (continued)

Statements of operations for the six months ended June 30, 2023 (continued)	unaudited (dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Investment income (loss):
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$157,757	$3,821	$—	$6	$750
Affiliated issuers	70,345	637	43,566	3,707	982
	228,102	4,458	43,566	3,713	1,732
Interest from unaffiliated issuers	98,887	1,907	168,081	22,652	27,551
Securities lending income (net of fees)	332	7	—	—	—
	327,321	6,372	211,647	26,365	29,283
Fees and expenses*:
Investment advisory services	32,847	831	18,436	3,167	1,680
Distribution services	12,016	343	4,599	1,012	761
Insurance administrative services	6,792	147	1,313	68	105
Transfer agent services	3	— †	1	— †	— †
Administrative services	3,696	56	1,571	221	125
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	142	5	70	11	9
Registration statement and prospectus	58	2	25	3	4
Trustees’ compensation	45	1	19	3	1
Auditing and legal	24	15	7	3	2
Custodian	140	42	45	94	10
Other	12	1	5	— †	6
Total fees and expenses before waivers/reimbursement	55,775	1,443	26,091	4,582	2,703
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	—	19	9,951	—	582
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	—	19	9,951	—	582
Total fees and expenses after waivers/reimbursement	55,775	1,424	16,140	4,582	2,121
Net investment income (loss)	271,546	4,948	195,507	21,783	27,162
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	347,182	(3,586)	(159,235)	(37,572)	(10,051)
Affiliated issuers	(78,959)	(19)	128	2	3
Futures contracts	(21,630)	(70)	(69,860)	(4,010)	19
Forward currency contracts	—	(666)	2,135	(11,479)	—
Swap contracts	(6,836)	(752)	(1,165)	(5,836)	(168)
Currency transactions	239	(5)	(215)	(81)	(31)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	239,996	(5,098)	(228,212)	(58,976)	(10,228)
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	1,103,372	27,507	225,098	59,629	17,859
Affiliated issuers	101,942	109	257	793	4
Futures contracts	(36,203)	202	(26,287)	517	60
Forward currency contracts	—	(707)	(4,270)	(6,835)	—
Swap contracts	579	654	(8,504)	6,094	(50)
Currency translations	115	(19)	(71)	(310)	26
	1,169,805	27,746	186,223	59,888	17,899
Net realized gain (loss) and unrealized appreciation (depreciation)	1,409,801	22,648	(41,989)	912	7,671
Net increase in net assets resulting from operations	$1,681,347	$27,596	$153,518	$22,695	$34,833

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

278	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the six months ended June 30, 2023 (continued)	unaudited (dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Investment income (loss):
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$—	$—		$—	$349	$112
Affiliated issuers	—	—		—	1,066	332
	—	—		—	1,415	444
Interest from unaffiliated issuers	2,298	9,971		29,478	—	—
Securities lending income (net of fees)	—	—		—	—	—
	2,298	9,971		29,478	1,415	444
Fees and expenses*:
Investment advisory services	149	531		2,222	353	94
Distribution services	110	461		1,572	576	155
Insurance administrative services	55	93		241	589	157
Transfer agent services	— †	—	†	— †	— †	— †
Administrative services	15	62		226	—	—
Accounting and administrative services	—	—		—	32	27
Reports to shareholders	4	6		13	—	—
Registration statement and prospectus	2	2		5	5	4
Trustees’ compensation	— †	1		2	1	— †
Auditing and legal	— †	—	†	1	— †	— †
Custodian	8	1		16	2	2
Other	— †	—	†	1	9	— †
Total fees and expenses before waivers/reimbursement	343	1,157		4,299	1,567	439
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	61	—		904	118	31
Miscellaneous fee reimbursement	—	—		—	—	5
Total waivers/reimbursement of fees and expenses	61	—		904	118	36
Total fees and expenses after waivers/reimbursement	282	1,157		3,395	1,449	403
Net investment income (loss)	2,016	8,814		26,083	(34)	41
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	(333)	—		(12,746)	(1,187)	(394)
Affiliated issuers	—	—		—	(29,332)	(7,190)
Futures contracts	44	—		(3,260)	(16,623)	(4,989)
Forward currency contracts	—	—		—	—	—
Swap contracts	805	—		(6,073)	—	—
Currency transactions	—	—		—	239	31
Capital gain distributions received from affiliated issuers	—	—		—	22,902	—
	516	—		(22,079)	(24,001)	(12,542)
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	(77)	64		11,740	(945)	(261)
Affiliated issuers	—	—		—	97,209	19,983
Futures contracts	(778)	—		(19,222)	(9,574)	(1,319)
Forward currency contracts	—	—		—	—	—
Swap contracts	(813)	—		7,495	—	—
Currency translations	—	—		—	—	—
	(1,668)	64		13	86,690	18,403
Net realized gain (loss) and unrealized appreciation (depreciation)	(1,152)	64		(22,066)	62,689	5,861
Net increase in net assets resulting from operations	$864	$8,878		$4,017	$62,655	$5,902

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	279

Financial statements (continued)

Statements of operations for the six months ended June 30, 2023 (continued)	unaudited (dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Investment income (loss):
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$287	$1,957	$2,089
Affiliated issuers	1,488	7,964	10,281
	1,775	9,921	12,370
Interest from unaffiliated issuers	—	—	—
Securities lending income (net of fees)	—	—	—
	1,775	9,921	12,370
Fees and expenses*:
Investment advisory services	238	1,587	1,600
Distribution services	393	335	2,658
Insurance administrative services	396	2,645	2,667
Transfer agent services	— †	— †	— †
Administrative services	—	—	—
Accounting and administrative services	29	50	47
Reports to shareholders	—	—	—
Registration statement and prospectus	4	11	15
Trustees’ compensation	1	4	4
Auditing and legal	— †	1	1
Custodian	2	1	2
Other	— †	1	1
Total fees and expenses before waivers/reimbursement	1,063	4,635	6,995
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	79	529	533
Miscellaneous fee reimbursement	—	—	—
Total waivers/reimbursement of fees and expenses	79	529	533
Total fees and expenses after waivers/reimbursement	984	4,106	6,462
Net investment income (loss)	791	5,815	5,908
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	(1,222)	(13,093)	(1,830)
Affiliated issuers	(4,874)	25,269	1,915
Futures contracts	(5,608)	(27,418)	(29,349)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency transactions	88	566	442
Capital gain distributions received from affiliated issuers	2,476	89,386	77,368
	(9,140)	74,710	48,546
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	(846)	(9,088)	(457)
Affiliated issuers	22,039	121,437	51,138
Futures contracts	(2,604)	(15,959)	(15,182)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency translations	—	—	—
	18,589	96,390	35,499
Net realized gain (loss) and unrealized appreciation (depreciation)	9,449	171,100	84,045
Net increase in net assets resulting from operations	$10,240	$176,915	$89,953

*	Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

Refer to the notes to financial statements.

280	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Six months ended June 30, 2023*	Year ended December 31, 2022	Six months ended June 30, 2023*	Year ended December 31, 2022	Six months ended June 30, 2023*	Year ended December 31, 2022
Operations:
Net investment income (loss)	$46,329	$63,824	$9,493	$1,656	$86,164	$165,240
Net realized gain (loss)	141,818	553,121	9,859	25,952	182,442	1,854,075
Net unrealized appreciation (depreciation)	831,231	(2,976,944)	312,933	(1,292,504)	7,257,304	(15,238,596)
Net increase (decrease) in net assets resulting from operations	1,019,378	(2,359,999)	332,285	(1,264,896)	7,525,910	(13,219,281)

Distributions paid to shareholders	(567,825)	(892,563)	(40,986)	(1,091,116)	(2,037,745)	(5,140,514)

Net capital share transactions	49,646	597,636	(93,752)	721,994	379,815	3,850,397

Total increase (decrease) in net assets	501,199	(2,654,926)	197,547	(1,634,018)	5,867,980	(14,509,398)

Net assets:
Beginning of period	6,935,654	9,590,580	2,942,903	4,576,921	30,896,348	45,405,746
End of period	$7,436,853	$6,935,654	$3,140,450	$2,942,903	$36,764,328	$30,896,348

	International Fund		New World Fund		Washington Mutual Investors Fund
	Six months ended June 30, 2023*	Year ended December 31, 2022	Six months ended June 30, 2023*	Year ended December 31, 2022	Six months ended June 30, 2023*	Year ended December 31, 2022
Operations:
Net investment income (loss)	$50,778	$132,306	$29,516	$44,512	$95,432	$197,559
Net realized gain (loss)	(126,326)	(377,954)	1,587	(3,390)	12,109	73,811
Net unrealized appreciation (depreciation)	893,214	(1,582,846)	331,342	(970,379)	614,605	(1,207,065)
Net increase (decrease) in net assets resulting from operations	817,666	(1,828,494)	362,445	(929,257)	722,146	(935,695)
Distributions paid to shareholders	(15,655)	(1,146,487)	(8,338)	(357,382)	(134,796)	(2,416,808)

Net capital share transactions	(393,636)	265,209	(79,378)	(77,021)	(92,484)	1,331,066

Total increase (decrease) in net assets	408,375	(2,709,772)	274,729	(1,363,660)	494,866	(2,021,437)

Net assets:
Beginning of period	6,719,581	9,429,353	3,083,784	4,447,444	9,443,700	11,465,137
End of period	$7,127,956	$6,719,581	$3,358,513	$3,083,784	$9,938,566	$9,443,700

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	281

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Capital World Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund
	Six months ended June 30, 2023*	Year ended December 31, 2022	Six months ended June 30, 2023*	Year ended December 31, 2022	Six months ended June 30, 2023*	Year ended December 31, 2022
Operations:
Net investment income (loss)	$19,198	$40,174	$261,563	$505,414	$4,789	$9,759
Net realized gain (loss)	2,742	(82,728)	685,609	1,820,825	(2,652)	(25,298)
Net unrealized appreciation (depreciation)	187,116	(336,781)	3,777,222	(9,143,503)	28,182	(40,719)
Net increase (decrease) in net assets resulting from operations	209,056	(379,335)	4,724,394	(6,817,264)	30,319	(56,258)

Distributions paid to shareholders	(6,719)	(454,298)	(1,943,229)	(3,956,410)	(1,210)	(154,047)

Net capital share transactions	(105,608)	175,376	79,708	804,156	(8,119)	132,760

Total increase (decrease) in net assets	96,729	(658,257)	2,860,873	(9,969,518)	20,990	(77,545)

Net assets:
Beginning of period	1,725,398	2,383,655	32,982,967	42,952,485	300,997	378,542
End of period	$1,822,127	$1,725,398	$35,843,840	$32,982,967	$321,987	$300,997

	Capital Income Builder		Asset Allocation Fund		American Funds Global Balanced Fund
	Six months ended June 30, 2023*	Year ended December 31, 2022	Six months ended June 30, 2023*	Year ended December 31, 2022	Six months ended June 30, 2023*	Year ended December 31, 2022
Operations:
Net investment income (loss)	$21,596	$34,471	$271,546	$529,656	$4,948	$6,810
Net realized gain (loss)	11,452	(7,752)	239,996	911,950	(5,098)	40,249
Net unrealized appreciation (depreciation)	8,176	(109,594)	1,169,805	(5,491,758)	27,746	(113,780)
Net increase (decrease) in net assets resulting from operations	41,224	(82,875)	1,681,347	(4,050,152)	27,596	(66,721)

Distributions paid to shareholders	(13,173)	(31,988)	(1,079,732)	(3,253,724)	(47,478)	(2,232)

Net capital share transactions	24,040	109,402	(111,887)	1,398,530	34,476	(30,663)

Total increase (decrease) in net assets	52,091	(5,461)	489,728	(5,905,346)	14,594	(99,616)

Net assets:
Beginning of period	1,139,066	1,144,527	24,800,574	30,705,920	367,760	467,376
End of period	$1,191,157	$1,139,066	$25,290,302	$24,800,574	$382,354	$367,760

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

282	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	The Bond Fund of America		Capital World Bond Fund		American High-Income Trust
	Six months ended June 30, 2023*	Year ended December 31, 2022	Six months Ended June 30, 2023*	Year ended December 31, 2022	Six months ended June 30, 2023*	Year ended December 31, 2022
Operations:
Net investment income (loss)	$195,507	$331,906	$21,783	$37,525	$27,162	$51,837
Net realized gain (loss)	(228,212)	(826,910)	(58,976)	(191,130)	(10,228)	(26,443)
Net unrealized appreciation (depreciation)	186,223	(1,048,389)	59,888	(188,581)	17,899	(118,693)
Net increase (decrease) in net assets resulting from operations	153,518	(1,543,393)	22,695	(342,186)	34,833	(93,299)

Distributions paid to shareholders	(60,384)	(462,954)	—	(30,830)	(9,382)	(67,772)

Net capital share transactions	226,139	(959,150)	(45,535)	(230,098)	(16,543)	(59,810)

Total increase (decrease) in net assets	319,273	(2,965,497)	(22,840)	(603,114)	8,908	(220,881)

Net assets:
Beginning of period	10,221,082	13,186,579	1,481,894	2,085,008	831,554	1,052,435
End of period	$10,540,355	$10,221,082	$1,459,054	$1,481,894	$840,462	$831,554

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund
	Six months ended June 30, 2023*	Year ended December 31, 2022	Six months ended June 30, 2023*	Year ended December 31, 2022	Six months ended June 30, 2023*	Year ended December 31, 2022
Operations:
Net investment income (loss)	$2,016	$1,712	$8,814	$4,946	$26,083	$45,209
Net realized gain (loss)	516	(8,753)	—	— †	(22,079)	(136,848)
Net unrealized appreciation (depreciation)	(1,668)	(5,029)	64	(59)	13	(110,189)
Net increase (decrease) in net assets resulting from operations	864	(12,070)	8,878	4,887	4,017	(201,828)

Distributions paid to shareholders	(530)	(1,793)	(2,709)	(2,237)	(8,192)	(60,476)

Net capital share transactions	15,317	(231,492)	(45,501)	96,950	7,252	(402,273)

Total increase (decrease) in net assets	15,651	(245,355)	(39,332)	99,600	3,077	(664,577)

Net assets:
Beginning of period	89,043	334,398	432,261	332,661	1,500,722	2,165,299
End of period	$104,694	$89,043	$392,929	$432,261	$1,503,799	$1,500,722

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	283

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Washington Mutual Investors Fund
	Six months ended June 30, 2023	Year ended December 31, 2022	Six months ended June 30, 2023	Year ended December 31, 2022	Six months ended June 30, 2023	Year ended December 31, 2022
Operations:
Net investment income (loss)	$(34)	$1,038	$41	$1,885	$791	$5,383
Net realized gain (loss)	(24,001)	31,786	(12,542)	9,474	(9,140)	86,734
Net unrealized appreciation (depreciation)	86,690	(181,950)	18,403	(36,471)	18,589	(125,509)
Net increase (decrease) in net assets resulting from operations	62,655	(149,126)	5,902	(25,112)	10,240	(33,392)

Distributions paid to shareholders	(111,683)	(90,246)	(10,851)	(4,275)	(47,607)	(14,671)

Net capital share transactions	93,382	97,021	3,764	(6,014)	36,959	(1,502)

Total increase (decrease) in net assets	44,354	(142,351)	(1,185)	(35,401)	(408)	(49,565)

Net assets:
Beginning of period	454,242	596,593	125,934	161,335	323,472	373,037
End of period	$498,596	$454,242	$124,749	$125,934	$323,064	$323,472

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
	Six months ended June 30, 2023	Year ended December 31, 2022	Six months ended June 30, 2023	Year ended December 31, 2022
Operations:
Net investment income (loss)	$5,815	$29,534	$5,908	$33,407
Net realized gain (loss)	74,710	246,288	48,546	232,971
Net unrealized appreciation (depreciation)	96,390	(718,267)	35,499	(652,457)
Net increase (decrease) in net assets resulting from operations	176,915	(442,445)	89,953	(386,079)

Distributions paid to shareholders	(292,658)	(99,803)	(283,666)	(138,964)

Net capital share transactions	187,409	(23,880)	150,585	(104,505)

Total increase (decrease) in net assets	71,666	(566,128)	(43,128)	(629,548)

Net assets:
Beginning of period	2,101,444	2,667,572	2,189,472	2,819,020
End of period	$2,173,110	$2,101,444	$2,146,344	$2,189,472

*	Unaudited.

†	Amount less than one thousand.

Refer to the notes to financial statements.

284	American Funds Insurance Series

Notes to financial statements	unaudited

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 40 different funds (“the funds”), including 23 funds in the series covered in this report. The other 17 funds in the series are covered in separate reports. Twelve funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America— To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

American High-Income Trust — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

American Funds Insurance Series	285

American Funds Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund— To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund— To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund hasidentical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

286	American Funds Insurance Series

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

American Funds Insurance Series	287

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by the series’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following pages present the funds’ valuation levels as of June 30, 2023 (dollars in thousands):

288	American Funds Insurance Series

Global Growth Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$1,189,330	$634,142	$—		$1,823,472
Health care	993,146	456,224	—		1,449,370
Consumer discretionary	597,828	525,493	—		1,123,321
Financials	311,120	399,005	—	*	710,125
Industrials	222,133	370,748	—		592,881
Consumer staples	362,383	221,810	—		584,193
Materials	216,517	78,073	—		294,590
Communication services	212,407	43,261	—		255,668
Energy	186,721	52,810	—	*	239,531
Utilities	9,046	—	—		9,046
Preferred securities	—	96,764	—		96,764
Short-term securities	269,175	—	—		269,175
Total	$4,569,806	$2,878,330	$—	*	$7,448,136

*	Amount less than one thousand.

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Industrials	$161,553	$464,522	$—	$626,075
Consumer discretionary	369,569	233,980	—	603,549
Information technology	328,551	259,679	923	589,153
Health care	325,163	137,296	—	462,459
Financials	88,901	191,456	—	280,357
Materials	16,013	108,802	—	124,815
Real estate	36,588	46,539	—	83,127
Communication services	27,435	49,286	—	76,721
Energy	5,759	19,192	47,549	72,500
Utilities	13,584	33,465	—	47,049
Consumer staples	24,197	21,200	—	45,397
Preferred securities	—	—	20,880	20,880
Rights & warrants	—	11,970	—	11,970
Short-term securities	131,041	—	—	131,041
Total	$1,528,354	$1,577,387	$69,352	$3,175,093

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended June 30, 2023 (dollars in thousands):

	Beginning value at 1/1/2023	Transfers into Level 3*	Purchases	Sales	Net realized gain	Unrealized appreciation†	Transfers out of Level 3*	Ending value at 6/30/2023
Investment securities	$44,712	$—	$—	$—	$—	$24,640	$—	$69,352

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2023								$24,640

*	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
†	Net unrealized appreciation is included in the related amounts on investments in the fund’s statement of operations.

American Funds Insurance Series	289

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 6/30/2023	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Common stocks	$48,472	Expected proceeds	Discount rate	6%	6%	Decrease
			Expected proceeds	Not applicable	Not applicable	Not applicable
		Market comparable companies	EV/Sales multiple	8.0x	8.0x	Increase

			DLOM	30%	30%	Decrease
Preferred securities	20,880	Transaction	Transaction price	Not applicable	Not applicable	Not applicable
		Market comparable companies	EV/Sales multiple	8.0x - 13.4x	12.1x	Increase
			Net adjustment (decrease) based on movement of market comparables	42%	42%	Decrease
			DLOM	15% - 30%	23%	Decrease
Total	$69,352

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

DLOM = Discount for lack of marketability

EV = Enterprise value

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$6,464,830	$746,354	$3,395	$7,214,579
Communication services	6,574,905	—	—	6,574,905
Consumer discretionary	5,042,904	663,989	—	5,706,893
Health care	4,977,318	157,032	45,222	5,179,572
Industrials	4,148,475	305,547	2,804	4,456,826
Financials	2,421,392	—	—	2,421,392
Energy	1,591,095	—	—	1,591,095
Consumer staples	1,423,124	16,080	—	1,439,204
Materials	902,063	—	—	902,063
Utilities	268,948	—	—	268,948
Real estate	162,833	—	—	162,833
Preferred securities	—	22,198	90,765	112,963
Convertible stocks	8,316	—	—	8,316
Convertible bonds & notes	—	—	3,434	3,434
Bonds, notes & other debt instruments	—	17,793	—	17,793
Short-term securities	786,259	—	—	786,259
Total	$34,772,462	$1,928,993	$145,620	$36,847,075

290	American Funds Insurance Series

International Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Industrials	$75,195	$1,087,065	$—	$1,162,260
Information technology	366,697	709,578	5,885	1,082,160
Health care	24,177	901,027	—	925,204
Materials	370,770	416,011	—	786,781
Consumer discretionary	171,213	597,746	—	768,959
Financials	119,197	521,636	—	640,833
Energy	179,592	436,203	—	615,795
Communication services	187,493	277,531	—	465,024
Consumer staples	13,273	237,777	—	251,050
Utilities	—	98,141	—	98,141
Real estate	—	42,988	—	42,988
Preferred securities	7,768	30,203	539	38,510
Rights & warrants	—	6,285	—	6,285
Short-term securities	197,912	—	—	197,912
Total	$1,713,287	$5,362,191	$6,424	$7,081,902

New World Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$116,964	$375,543	$—	*	$492,507
Information technology	249,298	197,206	470		446,974
Industrials	144,657	293,349	—		438,006
Health care	178,541	229,530	—		408,071
Consumer discretionary	113,094	249,041	—		362,135
Materials	168,477	90,362	—	*	258,839
Consumer staples	63,358	142,768	—	*	206,126
Communication services	96,424	104,987	—		201,411
Energy	47,241	82,944	—	*	130,185
Real estate	14,812	43,950	—		58,762
Utilities	8,271	33,209	—		41,480
Preferred securities	10,600	5,787	9,679		26,066
Rights & warrants	52	1,209	—		1,261
Bonds, notes & other debt instruments	—	133,730	72		133,802
Short-term securities	145,491	685	—		146,176
Total	$1,357,280	$1,984,300	$10,221		$3,351,801

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$104	$—	$—	$104
Unrealized appreciation on open forward currency contracts	—	180	—	180
Liabilities:
Unrealized depreciation on futures contracts	(192)	—	—	(192)
Unrealized depreciation on open forward currency contracts	—	(104)	—	(104)
Total	$(88)	$76	$—	$(12)

*	Amount less than one thousand.
†	Futures contracts and forward currency contracts are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

As of June 30, 2023, all of the fund’s investment securities were classified as Level 1.

American Funds Insurance Series	291

Capital World Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$233,143	$120,292	$—		$353,435
Health care	182,420	89,474	—		271,894
Industrials	108,981	142,807	—		251,788
Financials	84,260	108,143	—	*	192,403
Consumer discretionary	97,055	85,999	—		183,054
Consumer staples	61,575	65,742	—		127,317
Materials	57,186	57,741	—		114,927
Communication services	66,025	33,410	—		99,435
Energy	69,943	25,412	—	*	95,355
Utilities	20,289	18,280	—		38,569
Real estate	7,312	4,546	—		11,858
Preferred securities	265	1,642	—		1,907
Bonds, notes & other debt instruments	—	10,769	—		10,769
Short-term securities	71,727	—	—		71,727
Total	$1,060,181	$764,257	$—	*	$1,824,438

*	Amount less than one thousand.

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$6,785,497	$498,567	$—	$7,284,064
Industrials	5,433,005	351,689	—	5,784,694
Health care	4,045,320	542,507	—	4,587,827
Financials	3,878,191	—	—	3,878,191
Communication services	3,210,013	—	—	3,210,013
Consumer discretionary	2,806,708	237,830	—	3,044,538
Consumer staples	1,668,540	401,127	—	2,069,667
Energy	1,335,084	—	—	1,335,084
Utilities	1,153,175	87,114	—	1,240,289
Materials	1,072,107	—	—	1,072,107
Real estate	424,372	—	—	424,372
Convertible stocks	62,834	—	—	62,834
Bonds, notes & other debt instruments	—	5,611	—	5,611
Short-term securities	1,960,119	—	—	1,960,119
Total	$33,834,965	$2,124,445	$—	$35,959,410

292	American Funds Insurance Series

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$3,830	$49,783	$—	*	$53,613
Industrials	5,818	37,100	—		42,918
Consumer discretionary	2,684	33,712	—		36,396
Information technology	2,445	32,740	—		35,185
Health care	1,552	29,432	—		30,984
Consumer staples	8,416	22,386	—		30,802
Energy	8,409	12,829	—	*	21,238
Communication services	1,487	17,239	—		18,726
Materials	10,054	7,629	—	*	17,683
Utilities	1,286	7,459	—		8,745
Real estate	1,474	4,245	—		5,719
Preferred securities	1,159	260	—		1,419
Rights & warrants	—	101	—		101
Bonds, notes & other debt instruments	—	1,067	—		1,067
Short-term securities	15,639		—		15,639
Total	$64,253	$255,982	$—	*	$320,235

*	Amount less than one thousand.

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$78,838	$69,528	$—	*	$148,366
Health care	83,244	31,865	—		115,109
Consumer staples	58,385	55,949	—		114,334
Industrials	54,928	42,625	—		97,553
Information technology	74,666	17,358	—		92,024
Utilities	36,934	36,968	—		73,902
Real estate	58,587	10,664	—		69,251
Energy	50,371	18,654	—	*	69,025
Consumer discretionary	23,392	20,084	—		43,476
Communication services	19,583	17,922	—		37,505
Materials	20,644	12,750	—		33,394
Preferred securities	476	—	—		476
Rights & warrants	10	—	—		10
Convertible stocks	2,815	—	—		2,815
Investment funds	36,718	—	—		36,718
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	85,885	88		85,973
U.S. Treasury bonds & notes	—	84,891	—		84,891
Corporate bonds, notes & loans	—	23,863	—		23,863
Asset-backed obligations	—	10,521	—		10,521
Bonds & notes of governments & government agencies outside the U.S.	—	749	—		749
Municipals	—	234	—		234
Short-term securities	101,432	—	—		101,432
Total	$701,023	$540,510	$88		$1,241,621

Refer to the next page for footnote.

American Funds Insurance Series	293

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$109	$—	$—	$109
Unrealized appreciation on centrally cleared interest rate swaps	—	305	—	305
Unrealized appreciation on centrally cleared credit default swaps	—	159	—	159
Liabilities:
Unrealized depreciation on futures contracts	(1,426)	—	—	(1,426)
Unrealized depreciation on centrally cleared interest rate swaps	—	(435)	—	(435)
Total	$(1,317)	$29	$—	$(1,288)

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$3,590,808	$32,475	$—		$3,623,283
Health care	2,626,633	105,830	19,334		2,751,797
Consumer discretionary	1,963,133	355,874	—		2,319,007
Communication services	1,872,838	—	—		1,872,838
Financials	1,691,660	58,168	—	*	1,749,828
Consumer staples	1,278,464	283,707	—		1,562,171
Industrials	1,556,749	—	—		1,556,749
Materials	936,130	—	—		936,130
Energy	727,587	—	1,284		728,871
Real estate	185,023	—	—		185,023
Utilities	93,930	—	—		93,930
Preferred securities	—	—	337		337
Rights & warrants	—	—	—	*	—	*
Convertible stocks	—	—	50,695		50,695
Investment funds	1,026,925	—	—		1,026,925
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	1,863,581	—		1,863,581
Corporate bonds, notes & loans	—	1,537,910	3,145		1,541,055
U.S. Treasury bonds & notes	—	1,415,005	—		1,415,005
Asset-backed obligations	—	512,750	5,930		518,680
Bonds & notes of governments & government agencies outside the U.S.	—	41,597	—		41,597
Municipals	—	36,169	—		36,169
Short-term securities	2,452,877	—	—		2,452,877
Total	$20,002,757	$6,243,066	$80,725		$26,326,548

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$5,318	$—	$—	$5,318
Unrealized appreciation on centrally cleared interest rate swaps	—	5,809	—	5,809
Unrealized appreciation on centrally cleared credit default swaps	—	94	—	94
Liabilities:
Unrealized depreciation on futures contracts	(42,687)	—	—	(42,687)
Unrealized depreciation on centrally cleared interest rate swaps	—	(6,947)	—	(6,947)
Total	$(37,369)	$(1,044)	$—	$(38,413)

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

294	American Funds Insurance Series

American Funds Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$20,097	$17,862	$—	$37,959
Information technology	31,632	5,647	—	37,279
Financials	12,908	20,304	—	33,212
Industrials	19,604	12,610	—	32,214
Consumer staples	4,549	16,449	—	20,998
Materials	8,513	9,706	—	18,219
Energy	9,106	5,980	—	15,086
Utilities	6,718	6,772	—	13,490
Communication services	10,524	1,378	—	11,902
Consumer discretionary	4,437	5,780	—	10,217
Real estate	1,836	3,023	—	4,859
Preferred securities	915	658	—	1,573
Convertible stocks	1,237	—	—	1,237
Investment funds	5,308	—	—	5,308
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	58,279	19	58,298
Corporate bonds, notes & loans	—	21,248	—	21,248
U.S. Treasury bonds & notes	—	18,286	—	18,286
Mortgage-backed obligations	—	16,427	—	16,427
Asset-backed obligations	—	1,761	—	1,761
Federal agency bonds & notes	—	263	—	263
Municipals	—	132	—	132
Short-term securities	32,054	1,602	—	33,656
Total	$169,438	$224,167	$19	$393,624

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$76	$—	$—	$76
Unrealized appreciation on open forward currency contracts	—	537	—	537
Unrealized appreciation on centrally cleared interest rate swaps	—	94	—	94
Unrealized appreciation on centrally cleared credit default swaps	—	14	—	14
Liabilities:
Unrealized depreciation on futures contracts	(247)	—	—	(247)
Unrealized depreciation on open forward currency contracts	—	(708)	—	(708)
Unrealized depreciation on centrally cleared interest rate swaps	—	(462)	—	(462)
Unrealized depreciation on centrally cleared credit default swaps	—	— †	—	— †
Total	$(171)	$(525)	$—	$(696)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.
†	Amount less than one thousand.

American Funds Insurance Series	295

The Bond Fund of America

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$3,573,639	$—	$3,573,639
Mortgage-backed obligations	—	3,232,210	1,486	3,233,696
U.S. Treasury bonds & notes	—	2,440,960	—	2,440,960
Asset-backed obligations	—	506,177	9,743	515,920
Municipals	—	160,709	—	160,709
Bonds & notes of governments & government agencies outside the U.S.	—	131,220	—	131,220
Federal agency bonds & notes	—	11,147	—	11,147
Common stocks	—	—	14	14
Short-term securities	2,007,541	—	—	2,007,541
Total	$2,007,541	$10,056,062	$11,243	$12,074,846

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$13,106	$—	$—	$13,106
Unrealized appreciation on open forward currency contracts	—	1,374	—	1,374
Unrealized appreciation on centrally cleared interest rate swaps	—	1,355	—	1,355
Liabilities:
Unrealized depreciation on futures contracts	(46,346)	—	—	(46,346)
Unrealized depreciation on open forward currency contracts	—	(1,997)	—	(1,997)
Unrealized depreciation on centrally cleared interest rate swaps	—	(6,176)	—	(6,176)
Unrealized depreciation on centrally cleared credit default swaps	—	(1,615)	—	(1,615)
Total	$(33,240)	$(7,059)	$—	$(40,299)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

296	American Funds Insurance Series

Capital World Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$300,895	$—	$300,895
Japanese yen	—	110,576	—	110,576
British pounds	—	65,359	—	65,359
Chinese yuan renminbi	—	49,017	—	49,017
Brazilian reais	—	40,394	—	40,394
Mexican pesos	—	39,796	—	39,796
South Korean won	—	29,862	—	29,862
Canadian dollars	—	29,329	—	29,329
Australian dollars	—	27,673	—	27,673
Indonesian rupiah	—	23,488	—	23,488
Colombian pesos	—	15,264	—	15,264
South African rand	—	7,009	—	7,009
Danish kroner	—	6,239	—	6,239
New Zealand dollars	—	4,055	—	4,055
Chilean pesos	—	3,617	—	3,617
Peruvian nuevos soles	—	2,373	—	2,373
Malaysian ringgits	—	2,160	—	2,160
Indian rupees	—	1,125	—	1,125
Romanian leu	—	1,074	—	1,074
Polish zloty	—	1,028	—	1,028
Norwegian kroner	—	545	—	545
Ukrainian hryvnia	—	217	—	217
U.S. dollars	—	597,420	190	597,610
Investment funds	50,370	—	—	50,370
Preferred securities	—	—	36	36
Common stocks	31	—	243	274
Short-term securities	158,141	22,733	—	180,874
Total	$208,542	$1,381,248	$469	$1,590,259

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,303	$—	$—	$1,303
Unrealized appreciation on open forward currency contracts	—	5,906	—	5,906
Unrealized appreciation on centrally cleared interest rate swaps	—	1,145	—	1,145
Unrealized appreciation on centrally cleared credit default swaps	—	422	—	422
Liabilities:
Unrealized depreciation on futures contracts	(4,773)	—	—	(4,773)
Unrealized depreciation on open forward currency contracts	—	(8,188)	—	(8,188)
Unrealized depreciation on centrally cleared interest rate swaps	—	(5,768)	—	(5,768)
Unrealized depreciation on centrally cleared credit default swaps	—	(204)	—	(204)
Total	$(3,470)	$(6,687)	$—	$(10,157)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	297

American High-Income Trust

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$751,484	$4,075	$755,559
Mortgage-backed obligations	—	—	630	630
Convertible bonds & notes	—	325	79	404
Convertible stocks	501	—	—	501
Common stocks	10,675	—	25,789	36,464
Preferred securities	—	—	2,441	2,441
Rights & warrants	—	—	379	379
Short-term securities	33,341	—	—	33,341
Total	$44,517	$751,809	$33,393	$829,719

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$35	$—	$—	$35
Liabilities:
Unrealized depreciation on futures contracts	(63)	—	—	(63)
Unrealized depreciation on centrally cleared credit default swaps	—	(204)	—	(204)
Total	$(28)	$(204)	$—	$(232)

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended June 30, 2023 (dollars in thousands):

	Beginning value at 1/1/2023	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized depreciation[3]	Transfers out of Level 3[2]	Ending value at 6/30/2023
Investment securities	$34,480	$2,087	$6,039	$(5,671)	$1,232	$(2,573)	$(2,201)	$33,393

Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2023								$(2,757)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

298	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 6/30/2023	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Bonds, notes & other debt instruments		Estimated recovery value	Expected proceeds	Not applicable	Not applicable	Not applicable
	$ 4,705		Transaction price	Not applicable	Not applicable	Not applicable
		Transaction	Net adjustment (decrease) based on movement of market comparables	10%	10%	Decrease
Convertible bonds & notes	79	Transaction	Transaction price	Not applicable	Not applicable	Not applicable
Common stocks	25,789	Estimated recovery value	Expected proceeds	Not applicable	Not applicable	Not applicable
			EV/EBITDA multiple	7.5x	7.5x	Increase
			DLOM	15%	15%	Decrease
			Vendor price	Not applicable	Not applicable	Not applicable
			Risk discount	90%	90%	Decrease
			Net adjustment (decrease) based on movement of market comparables	20%	20%	Decrease
		Indicative market quotation	Broker quote	Not applicable	Not applicable	Not applicable
		Market comparable companies	EV/EBITDA multiple	5.8x	5.8x	Increase
			EV/EBITDA less CapEx multiple	10.4x	10.4x	Increase
			DLOM	17%	17%	Decrease
Preferred securities	2,441	Indicative market quotation	Broker quote	Not applicable	Not applicable	Not applicable
		Market comparable companies	EV/EBITDA multiple	3.3x	3.3x	Increase
			DLOM	15%	15%	Decrease
Rights & warrants	379	Black-Scholes	Broker quote	Not applicable	Not applicable	Not applicable
			Implied volatility	30%	30%	Increase
		Indicative market quotation	Broker quote	Not applicable	Not applicable	Not applicable
Total	$ 33,393

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

CapEx = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

American Funds Insurance Series	299

American Funds Mortgage Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$94,566	$—	$94,566
U.S. Treasury bonds & notes	—	6,116	—	6,116
Asset-backed obligations	—	2,143	—	2,143
Short-term securities	—	49,958	—	49,958
Total	$—	$152,783	$—	$152,783

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$52	$—	$—	$52
Liabilities:
Unrealized depreciation on futures contracts	(905)	—	—	(905)
Unrealized depreciation on centrally cleared interest rate swaps	—	(23)	—	(23)
Total	$(853)	$(23)	$—	$(876)

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

As of June 30, 2023, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$767,437	$—	$767,437
U.S. Treasury bonds & notes	—	582,562	—	582,562
Federal agency bonds & notes	—	79,284	—	79,284
Short-term securities	—	444,106	—	444,106
Total	$—	$1,873,389	$—	$1,873,389

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$13,976	$—	$—	$13,976
Unrealized appreciation on centrally cleared interest rate swaps	—	24,713	—	24,713
Liabilities:
Unrealized depreciation on futures contracts	(36,374)	—	—	(36,374)
Unrealized depreciation on centrally cleared interest rate swaps	—	(8,422)	—	(8,422)
Total	$(22,398)	$16,291	$—	$(6,107)

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

As of June 30, 2023, all of the fund’s investments were classified as Level 1.

300	American Funds Insurance Series

Managed Risk International Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets
Growth funds	$106,426	$—	$—	$106,426
Fixed income funds	12,526	—	—	12,526
Short-term securities	4,811	—	—	4,811
Options purchased	194	31	—	225
Total	$123,957	$31	$—	$123,988

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$37	$—	$—	$37
Liabilities:
Unrealized depreciation on futures contracts	(345)	—	—	(345)
Total	$(308)	$—	$—	$(308)

*	Futures contracts are not included in the fund’s investment portfolio.

Managed Risk Washington Mutual Investors Fund

As of June 30, 2023, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

As of June 30, 2023, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

As of June 30, 2023, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

American Funds Insurance Series	301

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. A fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

302	American Funds Insurance Series

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

American Funds Insurance Series	303

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

304	American Funds Insurance Series

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

American Funds Insurance Series	305

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification risk — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. To the extent that a managed risk fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

306	American Funds Insurance Series

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received
Funds	Value of investment securities on loan	Cash	U.S. government securities	Value of investment securities purchased
Global Growth Fund	$11,345	$9,612	$2,325	$8,651
Global Small Capitalization Fund	61,683	42,375	22,569	38,137
Growth Fund	27,798	28,625	—	25,763
International Fund	22,230	2,552	20,728	2,297
New World Fund	11,128	3,859	7,838	3,473
Washington Mutual Investors Fund	3,429	3,540	—	3,186
Capital World Growth and Income Fund	6,023	952	5,403	857
Growth-Income Fund	61,497	64,632	—	58,169
International Growth and Income Fund	2,761	1,722	1,197	1,550
Capital Income Builder	6,985	6,105	1,259	5,494
Asset Allocation Fund	16,802	17,261	—	15,535
American Funds Global Balanced Fund	697	712	—	641

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

American Funds Insurance Series	307

Unfunded commitments — Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of June 30, 2023, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $1,289,000, $51,000 and $815,000, respectively, which would represent less than 0.01% for Asset Allocation Fund and Capital World Bond Fund and 0.10% for American High-Income Trust, respectively, of the net assets of each fund should such commitments become due. Unrealized depreciation on these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust of $7,000, $1,000 and $2,000, respectively, is disclosed as unrealized depreciation on unfunded commitments in each fund’s statement of assets and liabilities. Unrealized depreciation is included in net unrealized appreciation (depreciation) on investments in unaffiliated issuers in each fund’s statement of operations.

Options contracts — The managed risk funds have entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of their managed risk strategy, the funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the funds obtain the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the funds pay the current market price, or the option premium, for the option.

The funds may terminate their position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the funds will lose the entire premium. If the option is exercised, the funds complete the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The funds may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in each fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

308	American Funds Insurance Series

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap contracts — Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps — Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

American Funds Insurance Series	309

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options contracts purchased	Futures contracts	Forward currency contracts	Interest rate swaps		Credit default swaps
New World Fund	Not applicable	$ 24,499	$ 5,141	$ 4,930	*	$ 2,230	*
Capital Income Builder	Not applicable	96,767	Not applicable	38,300		6,175
Asset Allocation Fund	Not applicable	2,540,194	Not applicable	728,198		134,517
Global Balanced Fund	Not applicable	22,450	33,299	39,607		3,654
The Bond Fund of America	Not applicable	4,966,274	87,934	668,704		221,204
Capital World Bond Fund	Not applicable	432,642	457,463	381,147		102,242
American High-Income Trust	Not applicable	8,103	Not applicable	Not applicable		12,572
American Funds Mortgage Fund	Not applicable	55,284	Not applicable	4,258		Not applicable
U.S. Government Securities Fund	Not applicable	2,236,602	Not applicable	792,714		Not applicable
Managed Risk Growth Fund	$ 219,921	131,776	Not applicable	Not applicable		Not applicable
Managed Risk International Fund	54,263	11,314	Not applicable	Not applicable		Not applicable
Managed Risk Washington Mutual Investors Fund	239,859	23,218	Not applicable	Not applicable		Not applicable
Managed Risk Growth-Income Fund	2,568,643	197,528	Not applicable	Not applicable		Not applicable
Managed Risk Asset Allocation Fund	269,721	144,033	Not applicable	Not applicable		Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

310	American Funds Insurance Series

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the six months ended, June 30, 2023 (dollars in thousands):

New World Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$104	Unrealized depreciation[1]	$192
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	180	Unrealized depreciation on open forward currency contracts	104
Forward currency	Currency	Receivables for closed forward currency contracts	5	Payables for closed forward currency contracts	2
			$289		$298

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$59	Net unrealized depreciation on futures contracts	$(181)
Forward currency	Currency	Net realized loss on forward currency contracts	(112)	Net unrealized appreciation on forward currency contracts	126
Swap	Interest	Net realized gain on swap contracts	123	Net unrealized appreciation on swap contracts	—
Swap	Credit	Net realized loss on swap contracts	(3)	Net unrealized depreciation on swap contracts	(2)
			$67		$(57)

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$109	Unrealized depreciation[1]	$1,426
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	305	Unrealized depreciation[1]	435
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	159	Unrealized depreciation[1]	—
			$573		$1,861

Refer to the end of the tables for footnotes.

American Funds Insurance Series	311

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(369)	Net unrealized depreciation on futures contracts	$(1,238)
Swap	Interest	Net realized gain on swap contracts	1,583	Net unrealized depreciation on swap contracts	(1,650)
Swap	Credit	Net realized gain on swap contracts	53	Net unrealized appreciation on swap contracts	206
			$1,267		$(2,682)

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$5,318	Unrealized depreciation[1]	$42,687
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	5,809	Unrealized depreciation[1]	6,947
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	94	Unrealized depreciation[1]	—
			$11,221		$49,634

		Net realized loss		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(21,630)	Net unrealized depreciation on futures contracts	$(36,203)
Swap	Interest	Net realized loss on swap contracts	(3,916)	Net unrealized depreciation on swap contracts	(1,138)
Swap	Credit	Net realized loss on swap contracts	(2,920)	Net unrealized appreciation on swap contracts	1,717
			$(28,466)		$(35,624)

American Funds Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$76	Unrealized depreciation[1]	$247
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	537	Unrealized depreciation on open forward currency contracts	708
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	94	Unrealized depreciation[1]	462
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	14	Unrealized depreciation[1]	— [2]
			$721		$1,417

Refer to the end of the tables for footnotes.

312	American Funds Insurance Series

		Net realized loss		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(70)	Net unrealized appreciation on futures contracts	$202
Forward currency	Currency	Net realized loss on forward currency contracts	(666)	Net unrealized depreciation on forward currency contracts	(707)
Swap	Interest	Net realized loss on swap contracts	(686)	Net unrealized appreciation on swap contracts	647
Swap	Credit	Net realized loss on swap contracts	(66)	Net unrealized appreciation on swap contracts	7
			$(1,488)		$149

The Bond Fund of America

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$13,106	Unrealized depreciation[1]	$46,346
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	1,374	Unrealized depreciation on open forward currency contracts	1,997
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	1,355	Unrealized depreciation[1]	6,176
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	1,615
			$15,835		$56,134

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(69,860)	Net unrealized depreciation on futures contracts	$(26,287)
Forward currency	Currency	Net realized gain on forward currency contracts	2,135	Net unrealized depreciation on forward currency contracts	(4,270)
Swap	Interest	Net realized gain on swap contracts	12,360	Net unrealized depreciation on swap contracts	(13,897)
Swap	Credit	Net realized loss on swap contracts	(13,525)	Net unrealized appreciation on swap contracts	5,393
			$(68,890)		$(39,061)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	313

Capital World Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,303	Unrealized depreciation[1]	$4,773
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	5,906	Unrealized depreciation on open forward currency contracts	8,188
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	1,145	Unrealized depreciation[1]	5,768
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	422	Unrealized depreciation[1]	204
			$8,776		$18,933

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(4,010)	Net unrealized appreciation on futures contracts	$517
Forward currency	Currency	Net realized loss on forward currency contracts	(11,479)	Net unrealized depreciation on forward currency contracts	(6,835)
Swap	Interest	Net realized loss on swap contracts	(6,559)	Net unrealized appreciation on swap contracts	6,343
Swap	Credit	Net realized gain on swap contracts	723	Net unrealized depreciation on swap contracts	(249)
			$(21,325)		$(224)

American High-Income Trust

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$35	Unrealized depreciation[1]	$63
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	204
			$35		$267

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$19	Net unrealized appreciation on futures contracts	$60
Swap	Credit	Net realized loss on swap contracts	(168)	Net unrealized depreciation on swap contracts	(50)
			$(149)		$10

Refer to the end of the tables for footnotes.

314	American Funds Insurance Series

American Funds Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$52	Unrealized depreciation[1]	$905
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	23
			$52		$928

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$44	Net unrealized depreciation on futures contracts	$(778)
Swap	Interest	Net realized gain on swap contracts	805	Net unrealized depreciation on swap contracts	(813)
			$849		$(1,591)

U.S. Government Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$13,976	Unrealized depreciation[1]	$36,374
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	24,713	Unrealized depreciation[1]	8,422
			$38,689		$44,796

		Net realized loss		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(3,260)	Net unrealized depreciation on futures contracts	$(19,222)
Swap	Interest	Net realized loss on swap contracts	(6,073)	Net unrealized appreciation on swap contracts	7,495
			$(9,333)		$(11,727)

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$766	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	7	Unrealized depreciation[1]	18
Futures	Equity	Unrealized appreciation[1]	7	Unrealized depreciation[1]	866
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	1,219
			$780		$2,103

Refer to the end of the tables for footnotes.

American Funds Insurance Series	315

		Net realized loss		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(1,187)	Net unrealized depreciation on investments in unaffiliated issuers	$(945)
Futures	Currency	Net realized loss on futures contracts	(188)	Net unrealized appreciation on futures contracts	3
Futures	Equity	Net realized loss on futures contracts	(13,945)	Net unrealized depreciation on futures contracts	(8,405)
Futures	Interest	Net realized loss on futures contracts	(2,490)	Net unrealized depreciation on futures contracts	(1,172)
			$(17,810)		$(10,519)

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$225	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[1]	37	Unrealized depreciation[1]	266
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	79
			$262		$345

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(394)	Net unrealized depreciation on investments in unaffiliated issuers	$(261)
Futures	Equity	Net realized loss on futures contracts	(4,394)	Net unrealized depreciation on futures contracts	(1,253)
Futures	Interest	Net realized loss on futures contracts	(595)	Net unrealized depreciation on futures contracts	(66)
			$(5,383)		$(1,580)

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$537	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[1]	240	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	242
			$777		$242

Refer to the end of the tables for footnotes.

316	American Funds Insurance Series

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(1,222)	Net unrealized depreciation on investments in unaffiliated issuers	$(846)
Futures	Currency	Net realized loss on futures contracts	(56)	Net unrealized depreciation on futures contracts	(63)
Futures	Equity	Net realized loss on futures contracts	(4,932)	Net unrealized depreciation on futures contracts	(2,380)
Futures	Interest	Net realized loss on futures contracts	(620)	Net unrealized depreciation on futures contracts	(161)
			$(6,830)		$(3,450)

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$5,468	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	—	Unrealized depreciation[1]	2
Futures	Equity	Unrealized appreciation[1]	2,503	Unrealized depreciation[1]	44
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	1,765
			$7,971		$1,811

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(13,093)	Net unrealized depreciation on investments in unaffiliated issuers	$(9,088)
Futures	Currency	Net realized loss on futures contracts	(656)	Net unrealized depreciation on futures contracts	(361)
Futures	Equity	Net realized loss on futures contracts	(24,600)	Net unrealized depreciation on futures contracts	(14,010)
Futures	Interest	Net realized loss on futures contracts	(2,162)	Net unrealized depreciation on futures contracts	(1,588)
			$(40,511)		$(25,047)

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$693	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	—	Unrealized depreciation[1]	4
Futures	Equity	Unrealized appreciation[1]	4	Unrealized depreciation[1]	33
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	1,567
			$697		$1,604

Refer to the end of the tables for footnotes.

American Funds Insurance Series	317

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(1,830)	Net unrealized depreciation on investments in unaffiliated issuers	$(457)
Futures	Currency	Net realized loss on futures contracts	(416)	Net unrealized depreciation on futures contracts	(153)
Futures	Equity	Net realized loss on futures contracts	(26,965)	Net unrealized depreciation on futures contracts	(13,624)
Futures	Interest	Net realized loss on futures contracts	(1,968)	Net unrealized depreciation on futures contracts	(1,405)
			$(29,349)		$(15,639)

[1]	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.
[2]	Amount less than one thousand.
[3]	Includes options purchased as reported in each fund’s investment portfolio.

Collateral — Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

318	American Funds Insurance Series

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of June 30, 2023, if close-out netting was exercised (dollars in thousands):

New World Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$3	$—	$—	$—	$3
Citibank	70	(70)	—	—	—
Goldman Sachs	9	(2)	—	—	7
HSBC Bank	1	—	—	—	1
JPMorgan Chase	66	—	—	—	66
Morgan Stanley	6	(2)	—	—	4
Standard Chartered Bank	21	(1)	—	—	20
UBS AG	10	(2)	—	—	8
Total	$185	$(77)	$—	$—	$108
Liabilities:
Citibank	$99	$(70)	$—	$—	$29
Goldman Sachs	2	(2)	—	—	—
Morgan Stanley	2	(2)	—	—	—
Standard Chartered Bank	1	(1)	—	—	—
UBS AG	2	(2)	—	—	—
Total	$106	$(77)	$—	$—	$29

Refer to the end of the tables for footnotes.

American Funds Insurance Series	319

American Funds Global Balanced Fund

	Gross amounts recognized in the		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities		Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$15		$(15)	$—	$—	$—
Bank of New York Mellon	1		(1)	—	—	—
BNP Paribas	4		(1)	—	—	3
Citibank	2		(2)	—	—	—
Goldman Sachs	1		(1)	—	—	—
HSBC Bank	336		(171)	—	—	165
JPMorgan Chase	3		(3)	—	—	—
Morgan Stanley	36		(36)	—	—	—
Standard Chartered Bank	139		(18)	—	—	121
UBS AG	—	†	— †	—	—	—
Total	$537		$(248)	$—	$—	$289
Liabilities:
Bank of America	$36		$(15)	$—	$—	$21
Bank of New York Mellon	1		(1)	—	—	—
Barclays Bank PLC	10		—	—	—	10
BNP Paribas	1		(1)	—	—	—
Citibank	207		(2)	—	—	205
Goldman Sachs	8		(1)	—	—	7
HSBC Bank	171		(171)	—	—	—
JPMorgan Chase	12		(3)	—	—	9
Morgan Stanley	233		(36)	—	—	197
Standard Chartered Bank	18		(18)	—	—	—
UBS AG	11		— †	—	—	11
Total	$708		$(248)	$—	$—	$460

The Bond Fund of America

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$51	$(51)	$—	$—	$—
BNP Paribas	101	(20)	—	—	81
HSBC Bank	45	(45)	—	—	—
JPMorgan Chase	1,155	(2)	—	(1,153)	—
Morgan Stanley	6	—	—	—	6
UBS AG	16	—	—	—	16
Total	$1,374	$(118)	$—	$(1,153)	$103
Liabilities:
Bank of America	$67	$(51)	$—	$—	$16
BNP Paribas	20	(20)	—	—	—
Citibank	303	—	(303)	—	—
Goldman Sachs	6	—	—	—	6
HSBC Bank	1,599	(45)	(1,554)	—	—
JPMorgan Chase	2	(2)	—	—	—
Total	$1,997	$(118)	$(1,857)	$—	$22

Refer to the end of the tables for footnotes.

320	American Funds Insurance Series

Capital World Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$89	$(89)	$—	$—	$—
Barclays Bank PLC	9	—	—	—	9
BNP Paribas	57	(14)	—	—	43
Citibank	184	(184)	—	—	—
Goldman Sachs	41	(41)	—	—	—
HSBC Bank	5,046	(3,637)	—	(1,240)	169
JPMorgan Chase	85	(85)	—	—	—
Morgan Stanley	339	(339)	—	—	—
Standard Chartered Bank	16	(16)	—	—	—
UBS AG	40	(40)	—	—	—
Total	$5,906	$(4,445)	$—	$(1,240)	$221
Liabilities:
Bank of America	$309	$(89)	$(220)	$—	$—
Bank of New York Mellon	31	—	(31)	—	—
BNP Paribas	14	(14)	—	—	—
Citibank	2,493	(184)	(2,309)	—	—
Goldman Sachs	125	(41)	—	—	84
HSBC Bank	3,637	(3,637)	—	—	—
JPMorgan Chase	293	(85)	(28)	—	180
Morgan Stanley	1,074	(339)	(735)	—	—
Standard Chartered Bank	128	(16)	(112)	—	—
UBS AG	84	(40)	(44)	—	—
Total	$8,188	$(4,445)	$(3,479)	$—	$264

*	Collateral is shown on a settlement basis.
†	Amount less than one thousand.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2023, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the six months ended June 30, 2023, some of the funds recognized reclaims (net of

American Funds Insurance Series	321

fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Fees	Interest
Global Growth Fund	$220	$21	$—
Growth Fund	352	2	—
International Fund	1,233	22	47
New World Fund	270	3	—
Growth-Income Fund	187	13	9

The reclaims and interest are included in dividend income and interest income, respectively, in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The funds generally record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund are as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
As of December 31, 2022:
Undistributed ordinary income	$18,515	$1,947	$58,974	$15,623	$8,333	$45,061
Undistributed long-term capital gains	549,285	39,017	1,978,732	—	—	89,689
Capital loss carryforward*	—	—	—	(374,845)	—	—
As of June 30, 2023:
Gross unrealized appreciation on investments	2,936,802	878,025	17,067,770	1,862,262	974,576	2,578,557
Gross unrealized depreciation on investments	(263,829)	(231,305)	(1,070,934)	(331,368)	(134,137)	(280,023)
Net unrealized appreciation (depreciation) on investments	2,672,973	646,720	15,996,836	1,530,894	840,439	2,298,534
Cost of investments	4,775,163	2,528,373	20,850,239	5,551,008	2,511,350	7,622,817

Refer to the end of the tables for footnote.

322	American Funds Insurance Series

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
As of December 31, 2022:
Undistributed ordinary income	$6,716	$117,578	$1,209	$10,957	$120,979	$2,667
Undistributed long-term capital gains	—	1,825,597	—	—	958,605	44,806
Capital loss carryforward*	(72,176)	—	(23,828)	(28,240)	—	—
As of June 30, 2023:
Gross unrealized appreciation on investments	535,798	14,570,753	55,556	180,649	6,485,840	51,981
Gross unrealized depreciation on investments	(89,656)	(569,685)	(26,010)	(47,382)	(1,193,526)	(20,487)
Net unrealized appreciation (depreciation) on investments	446,142	14,001,068	29,546	133,267	5,292,314	31,494
Cost of investments	1,378,296	21,958,342	290,689	1,107,054	20,995,243	361,434

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
As of December 31, 2022:
Undistributed ordinary income	$58,751	$—	$9,376	$529	$2,708	$8,185
Capital loss carryforward*	(907,300)	(133,685)	(298,537)	(9,549)	(1)	(177,836)
As of June 30, 2023:
Gross unrealized appreciation on investments	38,345	22,718	29,761	306	43	42,307
Gross unrealized depreciation on investments	(637,957)	(152,220)	(96,014)	(3,790)	(36)	(114,994)
Net unrealized appreciation (depreciation) on investments	(599,612)	(129,502)	(66,253)	(3,484)	7	(72,687)
Cost of investments	12,635,591	1,709,183	895,902	155,391	383,761	1,939,969

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
As of December 31, 2022:
Undistributed ordinary income	$5,720	$1,966	$5,613	$29,224	$35,270
Undistributed long-term capital gains	105,958	8,883	41,991	263,419	248,376
As of June 30, 2023:
Gross unrealized appreciation on investments	44,501	6,574	240	29,916	4
Gross unrealized depreciation on investments	(106,219)	(24,133)	(29,399)	(94,779)	(81,148)
Net unrealized appreciation (depreciation) on investments	(61,718)	(17,559)	(29,159)	(64,863)	(81,144)
Cost of investments	555,409	141,239	351,760	2,235,108	2,225,931

*	Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

American Funds Insurance Series	323

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$8,838	$238,315	$247,153	$39,498	$361,119	$400,617
Class 1A	38	1,195	1,233	141	1,617	1,758
Class 2	8,280	259,863	268,143	32,689	386,947	419,636
Class 4	1,369	49,927	51,296	4,312	66,240	70,552
Total	$18,525	$549,300	$567,825	$76,640	$815,923	$892,563

Global Small Capitalization Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$880	$11,794	$12,674	$47,544	$285,173	$332,717
Class 1A	3	59	62	209	1,252	1,461
Class 2	1,021	23,554	24,575	94,748	568,298	663,046
Class 4	52	3,623	3,675	13,417	80,475	93,892
Total	$1,956	$39,030	$40,986	$155,918	$935,198	$1,091,116

Growth Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$29,335	$861,352	$890,687	$319,915	$1,912,725	$2,232,640
Class 1A	372	13,243	13,615	3,677	23,411	27,088
Class 2	25,277	924,799	950,076	311,929	2,152,577	2,464,506
Class 3	344	11,837	12,181	4,207	28,163	32,370
Class 4	3,662	167,524	171,186	43,665	340,245	383,910
Total	$58,990	$1,978,755	$2,037,745	$683,393	$4,457,121	$5,140,514

International Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$8,093	$—	$8,093	$94,903	$448,918	$543,821
Class 1A	24	—	24	281	1,398	1,679
Class 2	6,827	—	6,827	86,539	450,228	536,767
Class 3	36	—	36	431	2,195	2,626
Class 4	675	—	675	9,244	52,350	61,594
Total	$15,655	$—	$15,655	$191,398	$955,089	$1,146,487

324	American Funds Insurance Series

New World Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$4,849	$—	$4,849	$60,201	$129,123	$189,324
Class 1A	23	—	23	317	724	1,041
Class 2	1,930	—	1,930	26,575	61,661	88,236
Class 4	1,536	—	1,536	22,718	56,063	78,781
Total	$8,338	$—	$8,338	$109,811	$247,571	$357,382

Washington Mutual Investors Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$27,566	$52,370	$79,936	$351,097	$1,068,126	$1,419,223
Class 1A	73	194	267	3,359	10,665	14,024
Class 2	12,559	26,108	38,667	173,751	551,636	725,387
Class 4	4,891	11,035	15,926	61,406	196,768	258,174
Total	$45,089	$89,707	$134,796	$589,613	$1,827,195	$2,416,808

Capital World Growth and Income Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$2,294	$—	$2,294	$32,166	$109,599	$141,765
Class 1A	24	—	24	337	1,188	1,525
Class 2	3,709	—	3,709	57,060	205,827	262,887
Class 4	692	—	692	10,246	37,875	48,121
Total	$6,719	$—	$6,719	$99,809	$354,489	$454,298

Growth-Income Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$73,150	$1,077,919	$1,151,069	$597,601	$1,754,172	$2,351,773
Class 1A	100	1,649	1,749	784	2,464	3,248
Class 2	38,760	642,837	681,597	328,556	1,071,265	1,399,821
Class 3	427	6,857	7,284	3,597	11,428	15,025
Class 4	5,174	96,356	101,530	41,526	145,017	186,543
Total	$117,611	$1,825,618	$1,943,229	$972,064	$2,984,346	$3,956,410

International Growth and Income Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$66	$—	$66	$397	$6,104	$6,501
Class 1A	22	—	22	147	2,108	2,255
Class 2	637	—	637	4,951	81,276	86,227
Class 4	485	—	485	3,387	55,677	59,064
Total	$1,210	$—	$1,210	$8,882	$145,165	$154,047

American Funds Insurance Series	325

Capital Income Builder

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$7,491	$—	$7,491	$17,636	$—	$17,636
Class 1A	110	—	110	270	—	270
Class 2	153	—	153	354	—	354
Class 4	5,419	—	5,419	13,728	—	13,728
Total	$13,173	$—	$13,173	$31,988	$—	$31,988

Asset Allocation Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$76,840	$578,217	$655,057	$476,426	$1,525,081	$2,001,507
Class 1A	126	1,038	1,164	708	2,098	2,806
Class 2	19,886	163,182	183,068	124,332	440,697	565,029
Class 3	137	1,097	1,234	845	2,914	3,759
Class 4	24,064	215,145	239,209	142,374	538,249	680,623
Total	$121,053	$958,679	$1,079,732	$744,685	$2,509,039	$3,253,724

American Funds Global Balanced Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$718	$11,386	$12,104	$72	$498	$570
Class 1A	19	310	329	2	13	15
Class 2	1,126	18,886	20,012	123	850	973
Class 4	806	14,227	15,033	85	589	674
Total	$2,669	$44,809	$47,478	$282	$1,950	$2,232

The Bond Fund of America

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$38,912	$—	$38,912	$235,158	$60,668	$ 295,826
Class 1A	1,245	—	1,245	7,470	1,700	9,170
Class 2	15,821	—	15,821	98,333	27,763	126,096
Class 4	4,406	—	4,406	24,749	7,113	31,862
Total	$60,384	$—	$60,384	$365,710	$97,244	$462,954

Capital World Bond Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$—	$—	$—	$2,151	$11,752	$13,903
Class 1A	—	—	—	3	20	23
Class 2	—	—	—	2,087	13,752	15,839
Class 4	—	—	—	120	945	1,065
Total	$—	$—	$—	$4,361	$26,469	$30,830

326	American Funds Insurance Series

American High-Income Trust

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$2,483	$—	$2,483	$18,444		$—	$18,444
Class 1A	23	—	23	100		—	100
Class 2	5,913	—	5,913	42,707		—	42,707
Class 3	91	—	91	694		—	694
Class 4	872	—	872	5,827		—	5,827
Total	$9,382	$—	$9,382	$67,772		$—	$67,772

American Funds Mortgage Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$90	$—	$90	$15		$—	$15
Class 1A	9	—	9	37		—	37
Class 2	225	—	225	995		—	995
Class 4	206	—	206	746		—	746
Total	$530	$—	$530	$1,793		$—	$1,793

Ultra-Short Bond Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$295	$—	$295	$348		$—	$348
Class 1A	1	—	1	—	†	—	—	†
Class 2	1,975	—	1,975	1,570		—	1,570
Class 3	28	—	28	26		—	26
Class 4	410	—	410	293		—	293
Total	$2,709	$—	$2,709	$2,237		$—	$2,237

U.S. Government Securities Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$1,407	$—	$1,407	$10,360		$—	$10,360
Class 1A	24	—	24	153		—	153
Class 2	5,775	—	5,775	42,631		—	42,631
Class 3	34	—	34	292		—	292
Class 4	952	—	952	7,040		—	7,040
Total	$8,192	$—	$8,192	$60,476		$—	$60,476

Managed Risk Growth Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class P1	$129	$2,315	$2,444	$162		$1,634	$1,796
Class P2	5,596	103,643	109,239	6,629		81,821	88,450
Total	$5,725	$105,958	$111,683	$6,791		$83,455	$90,246

American Funds Insurance Series	327

Managed Risk International Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$29	$127	$156	$69	$—	$69
Class P2	1,938	8,757	10,695	4,206	—	4,206
Total	$1,967	$8,884	$10,851	$4,275	$—	$4,275

Managed Risk Washington Mutual Investors Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$50	$364	$414	$127	$—	$127
Class P2	5,563	41,630	47,193	14,544	—	14,544
Total	$5,613	$41,994	$47,607	$14,671	$—	$14,671

Managed Risk Growth-Income Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$25,633	$230,056	$255,689	$43,232	$44,484	$87,716
Class P2	3,604	33,365	36,969	5,626	6,461	12,087
Total	$29,237	$263,421	$292,658	$48,858	$50,945	$99,803

Managed Risk Asset Allocation Fund

	Six months ended June 30, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$124	$852	$976	$176	$254	$430
Class P2	35,159	247,531	282,690	51,616	86,918	138,534
Total	$35,283	$248,383	$283,666	$51,792	$87,172	$138,964

†	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. For the six months ended June 30, 2023, total investment advisory services fees waived by CRMC were $27,063,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

328	American Funds Insurance Series

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:

	Rates		Net asset level (in billions)		For the six months ended June 30,	For the six months ended June 30,
Fund	Beginning with	Ending with	Up to	In excess of	2023, before waiver	2023, after waiver
Global Growth Fund	.475%	.435%	$15.0	$15.0	.475%	.365%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.647	.597
Growth Fund	.500	.275	.6	44.0	.314	.314
International Fund	.478	.430	15.0	21.0	.478	.478
New World Fund	.577	.510	15.0	15.0	.577	.507
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.374	.234
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.475	.365
Growth-Income Fund	.500	.217	.6	44.0	.256	.256
International Growth and Income Fund	.478	.450	15.0	15.0	.478	.468
Capital Income Builder	.357	.330	15.0	15.0	.357	.217
Asset Allocation Fund	.500	.236	.6	34.0	.267	.267
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.446	.436
The Bond Fund of America	.352	.320	15.0	15.0	.352	.162
Capital World Bond Fund	.431	.360	15.0	15.0	.431	.431
American High-Income Trust	.404	.386	15.0	15.0	.404	.264
American Funds Mortgage Fund	.295	.280	15.0	15.0	.295	.175
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.257	.257
U.S. Government Securities Fund	.295	.280	15.0	15.0	.295	.175
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

American Funds Insurance Series	329

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$472
Class 1A	$—	$19	2
Class 2	4,200	Not applicable	504
Class 4	782	782	94
Total class-specific expenses	$4,982	$801	$1,072

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$144
Class 1A	$—	$6	1
Class 2	2,269	Not applicable	272
Class 4	344	344	41
Total class-specific expenses	$2,613	$350	$458

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2,207
Class 1A	$—	$278	33
Class 2	19,536	Not applicable	2,344
Class 3	184	Not applicable	31
Class 4	3,363	3,363	404
Total class-specific expenses	$23,083	$3,641	$5,019

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$493
Class 1A	$—	$14	2
Class 2	4,112	Not applicable	493
Class 3	15	Not applicable	3
Class 4	486	486	58
Total class-specific expenses	$4,613	$500	$1,049

330	American Funds Insurance Series

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$254
Class 1A	$—	$11	1
Class 2	980	Not applicable	118
Class 4	914	914	110
Total class-specific expenses	$1,894	$925	$483

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$833
Class 1A	$—	$68	8
Class 2	3,438	Not applicable	413
Class 4	1,406	1,406	169
Total class-specific expenses	$4,844	$1,474	$1,423

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$84
Class 1A	$—	$8	1
Class 2	1,250	Not applicable	150
Class 4	245	245	29
Total class-specific expenses	$1,495	$253	$264

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$3,015
Class 1A	$—	$37	5
Class 2	14,753	Not applicable	1,770
Class 3	116	Not applicable	19
Class 4	2,134	2,134	256
Total class-specific expenses	$17,003	$2,171	$5,065

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2
Class 1A	$—	$6	1
Class 2	205	Not applicable	25
Class 4	162	162	19
Total class-specific expenses	$367	$168	$47

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$89
Class 1A	$—	$12	2
Class 2	17	Not applicable	2
Class 4	670	671	80
Total class-specific expenses	$687	$683	$173

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2,249
Class 1A	$—	$33	4
Class 2	5,232	Not applicable	628
Class 3	25	Not applicable	4
Class 4	6,759	6,759	811
Total class-specific expenses	$12,016	$6,792	$3,696

American Funds Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$15
Class 1A	$—	$3	—	*
Class 2	199	Not applicable	24
Class 4	144	144	17
Total class-specific expenses	$343	$147	$56

Refer to the end of the tables for footnote.

American Funds Insurance Series	331

The Bond Fund of America

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$984
Class 1A	$—	$289		35
Class 2	3,576	Not applicable		429
Class 4	1,023	1,024		123
Total class-specific expenses	$4,599	$1,313		$1,571

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$99
Class 1A	$—	$2		—	*
Class 2	946	Not applicable		114
Class 4	66	66		8
Total class-specific expenses	$1,012	$68		$221

American High-Income Trust

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$33
Class 1A	$—	$2		—	*
Class 2	650	Not applicable		78
Class 3	8	Not applicable		1
Class 4	103	103		13
Total class-specific expenses	$761	$105		$125

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$2
Class 1A	$—	$2		—	*
Class 2	57	Not applicable		7
Class 4	53	53		6
Total class-specific expenses	$110	$55		$15

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$6
Class 1A	$—	$—	*	—	*
Class 2	364	Not applicable		44
Class 3	4	Not applicable		1
Class 4	93	93		11
Total class-specific expenses	$461	$93		$62

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$36
Class 1A	$—	$5		1
Class 2	1,331	Not applicable		160
Class 3	6	Not applicable		1
Class 4	235	236		28
Total class-specific expenses	$1,572	$241		$226

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$13
Class P2	$576	576
Total class-specific expenses	$576	$589

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$2
Class P2	$155	155
Total class-specific expenses	$155	$157

Refer to the end of the tables for footnote.

332	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$3
Class P2	$393	393
Total class-specific expenses	$393	$396

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$2,310
Class P2	$335	335
Total class-specific expenses	$335	$2,645

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$9
Class P2	$2,658	2,658
Total class-specific expenses	$2,658	$2,667

*	Amount less than one thousand.

Miscellaneous fee reimbursements — CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the six months ended June 30, 2023, total fees and expenses reimbursed by CRMC were $5,000. CRMC may recoup all or a portion of these reimbursements during the current fiscal year. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$11		$2		$13
Global Small Capitalization Fund	5		1		6
Growth Fund	48		11		59
International Fund	10		2		12
New World Fund	5		1		6
Washington Mutual Investors Fund	14		3		17
Capital World Growth and Income Fund	2		1		3
Growth-Income Fund	50		11		61
International Growth and Income Fund	—	*	—	*	—	*
Capital Income Builder	2		—	*	2
Asset Allocation Fund	37		8		45
American Funds Global Balanced Fund	1		—	*	1
The Bond Fund of America	16		3		19
Capital World Bond Fund	2		1		3
American High-Income Trust	1		—	*	1
American Funds Mortgage Fund	—	*	—	*	—	*
Ultra-Short Bond Fund	1		—	*	1
U.S. Government Securities Fund	2		—	*	2
Managed Risk Growth Fund	1		—	*	1
Managed Risk International Fund	—	*	—	*	—	*
Managed Risk Washington Mutual Investors Fund	1		—	*	1
Managed Risk Growth-Income Fund	3		1		4
Managed Risk Asset Allocation Fund	3		1		4

*	Amount less than one thousand.

American Funds Insurance Series	333

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF — Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of June 30, 2023 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$59,214	$69,707	$16,429
Global Small Capitalization Fund	1,236	3,834	1,924
Growth Fund	109,322	222,952	10,281
International Fund	35,987	12,314	(2,957)
New World Fund	10,148	14,118	996
Washington Mutual Investors Fund	70,151	20,752	3,909
Capital World Growth and Income Fund	10,135	10,748	1,946
Growth-Income Fund	206,323	130,803	10,151
International Growth and Income Fund	1,357	1,370	(195)
Capital Income Builder	4,548	5,851	440
Asset Allocation Fund	20,013	159,237	11,432
American Funds Global Balanced Fund	2,492	167	(11)
American High-Income Trust	—	398	270

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the six months ended June 30, 2023.

334	American Funds Insurance Series

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$96,632	2,993	$247,153	7,894	$(385,288)	(11,987)	$(41,503)	(1,100)
Class 1A	1,201	37	1,234	40	(1,190)	(37)	1,245	40
Class 2	17,643	550	268,142	8,691	(248,954)	(7,774)	36,831	1,467
Class 4	40,874	1,293	51,296	1,681	(39,097)	(1,238)	53,073	1,736
Total net increase (decrease)	$156,350	4,873	$567,825	18,306	$(674,529)	(21,036)	$49,646	2,143

Year ended December 31, 2022

Class 1	$434,070	13,042	$400,617	12,733	$(553,744)	(16,845)	$280,943	8,930
Class 1A	2,997	91	1,758	56	(2,085)	(65)	2,670	82
Class 2	92,048	2,700	419,636	13,511	(295,933)	(9,100)	215,751	7,111
Class 4	99,092	2,978	70,552	2,294	(71,372)	(2,195)	98,272	3,077
Total net increase (decrease)	$628,207	18,811	$892,563	28,594	$(923,134)	(28,205)	$597,636	19,200

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$55,686	3,217	$12,631	720	$(86,940)	(4,988)	$(18,623)	(1,051)
Class 1A	557	33	62	3	(347)	(20)	272	16
Class 2	13,649	832	24,574	1,488	(114,260)	(6,970)	(76,037)	(4,650)
Class 4	14,238	872	3,676	223	(17,278)	(1,061)	636	34
Total net increase (decrease)	$84,130	4,954	$40,943	2,434	$(218,825)	(13,039)	$(93,752)	(5,651)

Year ended December 31, 2022

Class 1	$187,481	9,235	$331,498	19,030	$(570,697)	(21,774)	$(51,718)	6,491
Class 1A	989	43	1,461	85	(276)	(15)	2,174	113
Class 2	111,019	5,043	663,046	40,307	(118,512)	(6,722)	655,553	38,628
Class 4	56,480	2,653	93,892	5,707	(34,387)	(1,715)	115,985	6,645
Total net increase (decrease)	$355,969	16,974	$1,089,897	65,129	$(723,872)	(30,226)	$721,994	51,877

Refer to the end of the tables for footnotes.

American Funds Insurance Series	335

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$640,341	7,625	$889,233	10,369	$(1,494,253)	(17,626)	$35,321	368
Class 1A	23,807	297	13,614	160	(14,810)	(174)	22,611	283
Class 2	169,552	2,039	950,077	11,225	(1,029,138)	(12,239)	90,491	1,025
Class 3	1,829	22	12,182	140	(10,963)	(128)	3,048	34
Class 4	225,195	2,740	171,186	2,076	(168,037)	(2,052)	228,344	2,764
Total net increase (decrease)	$1,060,724	12,723	$2,036,292	23,970	$(2,717,201)	(32,219)	$379,815	4,474

Year ended December 31, 2022

Class 1	$2,593,666	29,149	$2,228,505	26,120	$(3,051,097)	(31,275)	$1,771,074	23,994
Class 1A	133,124	1,387	27,088	320	(15,271)	(181)	144,941	1,526
Class 2	520,092	5,686	2,464,507	29,214	(1,621,163)	(17,346)	1,363,436	17,554
Class 3	1,224	14	32,371	376	(28,004)	(296)	5,591	94
Class 4	409,323	4,647	383,909	4,657	(227,877)	(2,558)	565,355	6,746
Total net increase (decrease)	$3,657,429	40,883	$5,136,380	60,687	$(4,943,412)	(51,656)	$3,850,397	49,914

International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$53,315	3,214	$8,093	476	$(250,144)	(15,093)	$(188,736)	(11,403)
Class 1A	715	43	24	1	(812)	(49)	(73)	(5)
Class 2	57,160	3,458	6,827	404	(255,506)	(15,498)	(191,519)	(11,636)
Class 3	132	8	36	2	(828)	(49)	(660)	(39)
Class 4	17,604	1,075	675	41	(30,927)	(1,916)	(12,648)	(800)
Total net increase (decrease)	$128,926	7,798	$15,655	924	$(538,217)	(32,605)	$(393,636)	(23,883)

Year ended December 31, 2022

Class 1	$280,536	15,960	$543,821	32,473	$(1,015,741)	(51,244)	$(191,384)	(2,811)
Class 1A	2,247	127	1,679	101	(1,009)	(63)	2,917	165
Class 2	189,379	10,637	536,766	32,189	(347,301)	(20,471)	378,844	22,355
Class 3	87	5	2,627	156	(1,366)	(79)	1,348	82
Class 4	65,571	3,703	61,594	3,751	(53,681)	(3,200)	73,484	4,254
Total net increase (decrease)	$537,820	30,432	$1,146,487	68,670	$(1,419,098)	(75,057)	$265,209	24,045

Refer to the end of the tables for footnotes.

336	American Funds Insurance Series

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$54,072	2,278	$4,849	199	$(82,408)	(3,464)	$(23,487)	(987)
Class 1A	389	17	23	1	(457)	(20)	(45)	(2)
Class 2	27,121	1,154	1,930	81	(69,244)	(2,952)	(40,193)	(1,717)
Class 4	33,498	1,432	1,536	65	(50,687)	(2,176)	(15,653)	(679)
Total net increase (decrease)	$115,080	4,881	$8,338	346	$(202,796)	(8,612)	$(79,378)	(3,385)

Year ended December 31, 2022

Class 1	$91,026	3,688	$189,325	7,939	$(434,293)	(16,140)	$(153,942)	(4,513)
Class 1A	1,549	60	1,040	44	(1,769)	(76)	820	28
Class 2	72,626	2,937	88,236	3,744	(163,288)	(6,534)	(2,426)	147
Class 4	133,209	5,310	78,780	3,371	(133,462)	(5,583)	78,527	3,098
Total net increase (decrease)	$298,410	11,995	$357,381	15,098	$(732,812)	(28,333)	$(77,021)	(1,240)

Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$238,374	18,555	$79,590	6,080	$(314,096)	(24,276)	$3,868	359
Class 1A	8,432	658	267	21	(52,724)	(4,114)	(44,025)	(3,435)
Class 2	18,803	1,487	38,667	3,011	(146,618)	(11,517)	(89,148)	(7,019)
Class 4	74,214	5,918	15,926	1,254	(53,319)	(4,231)	36,821	2,941
Total net increase (decrease)	$339,823	26,618	$134,450	10,366	$(566,757)	(44,138)	$(92,484)	(7,154)

Year ended December 31, 2022

Class 1	$311,628	22,333	$1,412,614	106,476	$(1,024,832)	(69,053)	$699,410	59,756
Class 1A	33,907	2,321	14,025	1,066	(125,110)	(7,699)	(77,178)	(4,312)
Class 2	48,719	3,523	725,386	55,707	(414,058)	(28,659)	360,047	30,571
Class 4	238,615	16,711	258,174	20,025	(148,002)	(10,093)	348,787	26,643
Total net increase (decrease)	$632,869	44,888	$2,410,199	183,274	$(1,712,002)	(115,504)	$1,331,066	112,658

Capital World Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$41,750	3,424	$2,227	175	$(82,180)	(6,630)	$(38,203)	(3,031)
Class 1A	499	41	24	2	(402)	(34)	121	9
Class 2	5,644	454	3,708	293	(75,100)	(6,070)	(65,748)	(5,323)
Class 4	9,450	782	692	56	(11,920)	(990)	(1,778)	(152)
Total net increase (decrease)	$57,343	4,701	$6,651	526	$(169,602)	(13,724)	$(105,608)	(8,497)

Year ended December 31, 2022

Class 1	$286,528	22,239	$137,343	10,946	$(434,782)	(30,278)	$(10,911)	2,907
Class 1A	1,618	116	1,525	122	(1,079)	(91)	2,064	147
Class 2	15,274	1,157	262,887	21,001	(144,703)	(10,617)	133,458	11,541
Class 4	25,643	1,909	48,121	3,940	(22,999)	(1,756)	50,765	4,093
Total net increase (decrease)	$329,063	25,421	$449,876	36,009	$(603,563)	(42,742)	$175,376	18,688

Refer to the end of the tables for footnotes.

American Funds Insurance Series	337

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$303,715	5,812	$1,149,776	21,813	$(1,482,513)	(28,000)	$(29,022)	(375)
Class 1A	2,065	40	1,749	33	(2,307)	(44)	1,507	29
Class 2	59,438	1,139	681,597	13,148	(724,007)	(13,879)	17,028	408
Class 3	218	4	7,285	138	(6,775)	(126)	728	16
Class 4	73,862	1,436	101,529	1,992	(85,924)	(1,675)	89,467	1,753
Total net increase (decrease)	$439,298	8,431	$1,941,936	37,124	$(2,301,526)	(43,724)	$79,708	1,831

Year ended December 31, 2022

Class 1	$2,026,623	38,323	$2,348,918	43,972	$(3,853,406)	(68,861)	$522,135	13,434
Class 1A	4,813	89	3,248	61	(3,333)	(64)	4,728	86
Class 2	119,436	2,219	1,399,821	26,589	(1,455,432)	(26,710)	63,825	2,098
Class 3	766	15	15,025	280	(15,511)	(279)	280	16
Class 4	180,173	3,342	186,543	3,596	(153,528)	(2,879)	213,188	4,059
Total net increase (decrease)	$2,331,811	43,988	$3,953,555	74,498	$(5,481,210)	(98,793)	$804,156	19,693

International Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$2,523	260	$66	7	$(1,177)	(122)	$1,412	145
Class 1A	618	66	22	2	(328)	(35)	312	33
Class 2	2,110	226	637	68	(15,490)	(1,665)	(12,743)	(1,371)
Class 4	11,937	1,310	485	53	(9,522)	(1,043)	2,900	320
Total net increase (decrease)	$17,188	1,862	$1,210	130	$(26,517)	(2,865)	$(8,119)	(873)

Year ended December 31, 2022

Class 1	$2,793	220	$6,501	686	$(16,761)	(946)	$(7,467)	(40)
Class 1A	1,041	92	2,255	244	(921)	(61)	2,375	275
Class 2	7,743	664	86,227	9,344	(24,550)	(2,262)	69,420	7,746
Class 4	23,335	2,027	59,065	6,499	(13,968)	(1,295)	68,432	7,231
Total net increase (decrease)	$34,912	3,003	$154,048	16,773	$(56,200)	(4,564)	$132,760	15,212

Refer to the end of the tables for footnotes.

338	American Funds Insurance Series

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$38,172	3,425	$7,491	684	$(31,592)	(2,818)	$14,071	1,291
Class 1A	321	28	110	10	(422)	(38)	9	— †
Class 2	915	82	153	14	(340)	(30)	728	66
Class 4	27,757	2,498	5,419	496	(23,944)	(2,151)	9,232	843
Total net increase (decrease)	$67,165	6,033	$13,173	1,204	$(56,298)	(5,037)	$24,040	2,200

Year ended December 31, 2022

Class 1	$177,351	15,800	$17,636	1,573	$(114,944)	(10,289)	$80,043	7,084
Class 1A	2,218	196	270	24	(1,259)	(111)	1,229	109
Class 2	2,390	211	355	32	(1,006)	(88)	1,739	155
Class 4	94,517	8,303	13,728	1,228	(81,854)	(7,293)	26,391	2,238
Total net increase (decrease)	$276,476	24,510	$31,989	2,857	$(199,063)	(17,781)	$109,402	9,586

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$227,612	10,078	$655,057	29,467	$(1,035,658)	(45,610)	$(152,989)	(6,065)
Class 1A	1,600	71	1,165	53	(2,214)	(99)	551	25
Class 2	24,782	1,103	183,067	8,355	(272,229)	(12,182)	(64,380)	(2,724)
Class 3	321	14	1,234	56	(1,342)	(59)	213	11
Class 4	108,803	4,911	239,208	11,008	(243,293)	(10,992)	104,718	4,927
Total net increase (decrease)	$363,118	16,177	$1,079,731	48,939	$(1,554,736)	(68,942)	$(111,887)	(3,826)

Year ended December 31, 2022

Class 1	$1,365,105	57,634	$2,001,507	85,450	$(2,607,782)	(108,817)	$758,830	34,267
Class 1A	8,603	375	2,806	121	(2,839)	(126)	8,570	370
Class 2	58,248	2,413	565,030	24,435	(581,503)	(24,252)	41,775	2,596
Class 3	126	5	3,759	160	(3,377)	(141)	508	24
Class 4	332,209	13,862	680,622	29,650	(423,984)	(17,975)	588,847	25,537
Total net increase (decrease)	$1,764,291	74,289	$3,253,724	139,816	$(3,619,485)	(151,311)	$1,398,530	62,794

Refer to the end of the tables for footnotes.

American Funds Insurance Series	339

American Funds Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$4,458	349	$12,105	1,044	$(10,481)	(816)	$6,082	577
Class 1A	47	4	328	29	(152)	(12)	223	21
Class 2	2,415	188	20,012	1,734	(11,019)	(858)	11,408	1,064
Class 4	6,882	552	15,033	1,324	(5,152)	(407)	16,763	1,469
Total net increase (decrease)	$13,802	1,093	$47,478	4,131	$(26,804)	(2,093)	$34,476	3,131

Year ended December 31, 2022

Class 1	$37,857	3,046	$570	44	$(45,473)	(3,593)	$(7,046)	(503)
Class 1A	160	12	15	1	(857)	(63)	(682)	(50)
Class 2	3,979	308	974	74	(24,238)	(1,876)	(19,285)	(1,494)
Class 4	9,992	779	674	52	(14,316)	(1,139)	(3,650)	(308)
Total net increase (decrease)	$51,988	4,145	$2,233	171	$(84,884)	(6,671)	$(30,663)	(2,355)

The Bond Fund of America

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$529,426	54,980	$38,632	4,050	$(394,933)	(41,114)	$173,125	17,916
Class 1A	29,516	3,115	1,245	131	(17,169)	(1,785)	13,592	1,461
Class 2	75,989	8,034	15,821	1,683	(112,948)	(11,909)	(21,138)	(2,192)
Class 4	91,228	9,678	4,406	471	(35,074)	(3,726)	60,560	6,423
Total net increase (decrease)	$726,159	75,807	$60,104	6,335	$(560,124)	(58,534)	$226,139	23,608

Year ended December 31, 2022

Class 1	$1,045,629	102,870	$293,730	29,996	$(2,254,686)	(218,872)	$(915,327)	(86,006)
Class 1A	222,556	22,066	9,170	944	(5,163)	(515)	226,563	22,495
Class 2	49,800	5,005	126,095	13,059	(487,579)	(48,690)	(311,684)	(30,626)
Class 4	123,107	12,517	31,861	3,314	(113,670)	(11,505)	41,298	4,326
Total net increase (decrease)	$1,441,092	142,458	$460,856	47,313	$(2,861,098)	(279,582)	$(959,150)	(89,811)

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$21,887	2,243	$—	—	$(42,698)	(4,375)	$(20,811)	(2,132)
Class 1A	46	5	—	—	(120)	(12)	(74)	(7)
Class 2	17,148	1,782	—	—	(42,047)	(4,346)	(24,899)	(2,564)
Class 4	3,613	380	—	—	(3,364)	(353)	249	27
Total net increase (decrease)	$42,694	4,410	$—	—	$(88,229)	(9,086)	$(45,535)	(4,676)

Year ended December 31, 2022

Class 1	$63,069	6,354	$13,903	1,398	$(234,228)	(22,105)	$(157,256)	(14,353)
Class 1A	470	46	24	2	(371)	(38)	123	10
Class 2	32,696	3,225	15,838	1,606	(121,387)	(11,954)	(72,853)	(7,123)
Class 4	7,078	688	1,065	109	(8,255)	(838)	(112)	(41)
Total net increase (decrease)	$103,313	10,313	$30,830	3,115	$(364,241)	(34,935)	$(230,098)	(21,507)

Refer to the end of the tables for footnotes.

340	American Funds Insurance Series

American High-Income Trust

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$2,299	261	$2,464	282	$(18,758)	(2,142)	$(13,995)	(1,599)
Class 1A	926	107	23	3	(66)	(7)	883	103
Class 2	6,915	807	5,913	692	(27,945)	(3,268)	(15,117)	(1,769)
Class 3	96	11	91	11	(787)	(90)	(600)	(68)
Class 4	24,881	2,614	872	92	(13,467)	(1,424)	12,286	1,282
Total net increase (decrease)	$35,117	3,800	$9,363	1,080	$(61,023)	(6,931)	$(16,543)	(2,051)

Year ended December 31, 2022

Class 1	$29,406	3,042	$17,917	2,062	$(58,971)	(6,116)	$(11,648)	(1,012)
Class 1A	362	39	100	11	(426)	(45)	36	5
Class 2	7,171	758	42,707	5,019	(98,679)	(10,782)	(48,801)	(5,005)
Class 3	432	46	695	79	(1,385)	(149)	(258)	(24)
Class 4	65,309	6,490	5,827	619	(70,275)	(6,997)	861	112
Total net increase (decrease)	$102,680	10,375	$67,246	7,790	$(229,736)	(24,089)	$(59,810)	(5,924)

American Funds Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$15,308	1,619	$90	9	$(123)	(12)	$15,275	1,616
Class 1A	219	23	9	1	(215)	(23)	13	1
Class 2	763	80	225	24	(3,422)	(358)	(2,434)	(254)
Class 4	5,300	560	206	22	(3,043)	(324)	2,463	258
Total net increase (decrease)	$21,590	2,282	$530	56	$(6,803)	(717)	$15,317	1,621

Year ended December 31, 2022

Class 1	$784	78	$15	2	$(229,165)	(21,726)	$(228,366)	(21,646)
Class 1A	662	67	37	4	(1,033)	(103)	(334)	(32)
Class 2	3,214	326	995	103	(9,402)	(951)	(5,193)	(522)
Class 4	10,671	1,091	746	78	(9,016)	(920)	2,401	249
Total net increase (decrease)	$15,331	1,562	$1,793	187	$(248,616)	(23,700)	$(231,492)	(21,951)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	341

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$5,130	449	$295		26		$(16,537)	(1,447)	$(11,112)	(972)
Class 1A	104	9	1		—	†	—	—	105	9
Class 2	27,472	2,474	1,976		178		(44,084)	(3,970)	(14,636)	(1,318)
Class 3	193	17	28		3		(345)	(31)	(124)	(11)
Class 4	11,456	1,025	410		37		(31,600)	(2,827)	(19,734)	(1,765)
Total net increase (decrease)	$44,355	3,974	$2,710		244		$(92,566)	(8,275)	$(45,501)	(4,057)

Year ended December 31, 2022

Class 1	$33,573	2,975	$348		31		$(20,904)	(1,853)	$13,017	1,153
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	117,586	10,755	1,569		143		(68,709)	(6,275)	50,446	4,623
Class 3	735	67	26		2		(1,082)	(97)	(321)	(28)
Class 4	84,873	7,721	293		27		(51,358)	(4,671)	33,808	3,077
Total net increase (decrease)	$236,767	21,518	$2,236		203		$(142,053)	(12,896)	$96,950	8,825

U.S. Government Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class 1	$29,503	2,907	$1,371		136		$(23,679)	(2,329)	$7,195	714
Class 1A	827	82	24		3		(342)	(34)	509	51
Class 2	49,939	4,976	5,775		581		(52,782)	(5,247)	2,932	310
Class 3	48	5	34		3		(449)	(44)	(367)	(36)
Class 4	34,574	3,442	952		96		(38,543)	(3,848)	(3,017)	(310)
Total net increase (decrease)	$114,891	11,412	$8,156		819		$(115,795)	(11,502)	$7,252	729

Year ended December 31, 2022

Class 1	$69,422	6,446	$10,134		987		$(316,401)	(27,982)	$(236,845)	(20,549)
Class 1A	2,902	273	153		15		(3,237)	(300)	(182)	(12)
Class 2	43,941	4,115	42,631		4,200		(233,844)	(21,667)	(147,272)	(13,352)
Class 3	308	28	292		28		(2,508)	(236)	(1,908)	(180)
Class 4	67,334	6,331	7,040		695		(90,440)	(8,406)	(16,066)	(1,380)
Total net increase (decrease)	$183,907	17,193	$60,250		5,925		$(646,430)	(58,591)	$(402,273)	(35,473)

Managed Risk Growth Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class P1	$807	67	$2,444		252		$(516)	(46)	$2,735	273
Class P2	9,623	843	109,238		11,379		(28,214)	(2,465)	90,647	9,757
Total net increase (decrease)	$10,430	910	$111,682		11,631		$(28,730)	(2,511)	$93,382	10,030

Year ended December 31, 2022

Class P1	$1,679	122	$1,796		147		$(2,034)	(134)	$1,441	135
Class P2	37,760	2,684	88,450		7,291		(30,630)	(2,253)	95,580	7,722
Total net increase (decrease)	$39,439	2,806	$90,246		7,438		$(32,664)	(2,387)	$97,021	7,857

Refer to the end of the tables for footnotes.

342	American Funds Insurance Series

Managed Risk International Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class P1	$80	9	$156	19	$(177)	(21)	$59	7
Class P2	1,497	172	10,696	1,309	(8,488)	(961)	3,705	520
Total net increase (decrease)	$1,577	181	$10,852	1,328	$(8,665)	(982)	$3,764	527

Year ended December 31, 2022

Class P1	$578	62	$69	8	$(323)	(37)	$324	33
Class P2	5,403	564	4,206	470	(15,947)	(1,788)	(6,338)	(754)
Total net increase (decrease)	$5,981	626	$4,275	478	$(16,270)	(1,825)	$(6,014)	(721)

Managed Risk Washington Mutual Investors Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class P1	$127	11	$413	43	$(227)	(21)	$313	33
Class P2	6,905	627	47,193	4,890	(17,452)	(1,610)	36,646	3,907
Total net increase (decrease)	$7,032	638	$47,606	4,933	$(17,679)	(1,631)	$36,959	3,940

Year ended December 31, 2022

Class P1	$1,026	86	$127	11	$(498)	(43)	$655	54
Class P2	22,662	1,947	14,544	1,281	(39,363)	(3,307)	(2,157)	(79)
Total net increase (decrease)	$23,688	2,033	$14,671	1,292	$(39,861)	(3,350)	$(1,502)	(25)

Managed Risk Growth-Income Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class P1	$23,670	1,854	$255,689	22,312	$(115,121)	(9,229)	$164,238	14,937
Class P2	5,027	410	36,970	3,249	(18,826)	(1,512)	23,171	2,147
Total net increase (decrease)	$28,697	2,264	$292,659	25,561	$(133,947)	(10,741)	$187,409	17,084

Year ended December 31, 2022

Class P1	$49,558	3,678	$87,716	6,731	$(157,932)	(11,880)	$(20,658)	(1,471)
Class P2	13,539	1,010	12,087	932	(28,848)	(2,135)	(3,222)	(193)
Total net increase (decrease)	$63,097	4,688	$99,803	7,663	$(186,780)	(14,015)	$(23,880)	(1,664)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	343

Managed Risk Asset Allocation Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2023

Class P1	$492	39	$976	88	$(378)	(30)	$1,090	97
Class P2	10,095	841	282,690	26,346	(143,290)	(11,983)	149,495	15,204
Total net increase (decrease)	$10,587	880	$283,666	26,434	$(143,668)	(12,013)	$150,585	15,301

Year ended December 31, 2022

Class P1	$1,649	120	$430	34	$(675)	(52)	$1,404	102
Class P2	38,665	2,998	138,534	11,152	(283,108)	(22,026)	(105,909)	(7,876)
Total net increase (decrease)	$40,314	3,118	$138,964	11,186	$(283,783)	(22,078)	$(104,505)	(7,774)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Investment transactions and other disclosures

The following tables present additional information for each fund for the six months ended June 30, 2023 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$722,619	$438,285	$4,333,756	$731,620	$564,624	$1,531,370
Sales of investment securities*	1,185,956	582,830	5,500,399	1,062,963	619,447	1,652,382
Non-U.S. taxes paid on dividend income	3,373	2,199	3,702	4,684	3,305	1,070
Non-U.S. taxes paid on interest income	—	—	—	—	34	—
Non-U.S. taxes paid on realized gains	1,984	2,235	—	5,287	2,304	—
Non-U.S. taxes provided on unrealized appreciation	2,794	13,200	—	22,720	11,621	—

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
Purchases of investment securities*	$266,383	$4,670,716	$52,251	$688,750	$12,982,753	$134,672
Sales of investment securities*	356,948	5,580,371	65,917	636,393	14,023,991	124,310
Non-U.S. taxes paid on dividend income	1,423	4,754	468	1,229	3,870	293
Non-U.S. taxes paid on interest income	—	—	—	—	—	7
Non-U.S. taxes paid on realized gains	373	—	46	23	—	17
Non-U.S. taxes provided on unrealized appreciation	598	—	38	594	2,361	239

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Purchases of investment securities*	$21,747,609	$1,239,598	$158,092	$526,173	$—	$4,650,472
Sales of investment securities*	21,122,958	1,112,382	166,108	502,920	—	4,609,267
Non-U.S. taxes paid on interest income	2	69	—	—	—	—
Non-U.S. taxes paid (refunded) on realized gains	17	(5)	—	—	—	—
Non-U.S. taxes provided on unrealized appreciation	—	116	—	—	—	—

Refer to the end of the tables for footnote.

344	American Funds Insurance Series

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$128,135	$14,775	$35,997	$292,865	$178,742
Sales of investment securities*	142,623	27,578	53,100	368,547	272,742

*	Excludes short-term securities and U.S. government obligations, if any.

12. Ownership concentration

At June 30, 2023, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 18% and 17% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 24% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.

American Funds Insurance Series	345

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Global Growth Fund

Class 1:
6/30/2023[4,5]	$30.18	$.23	$4.34	$4.57	$(.09)	$(2.55)	$(2.64)	$32.11	15.37%[6]	$3,267	.52%[7]		.41%[7]		1.45%[7]
12/31/2022	45.46	.34	(11.34)	(11.00)	(.31)	(3.97)	(4.28)	30.18	(24.54)	3,104	.53		.46		1.01
12/31/2021	41.16	.25	6.48	6.73	(.26)	(2.17)	(2.43)	45.46	16.72	4,270	.55		.54		.56
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56		.56		.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515	.56		.56		1.07
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942	.55		.55		.98
Class 1A:
6/30/2023[4,5]	30.04	.20	4.31	4.51	(.08)	(2.55)	(2.63)	31.92	15.22 [6]	17	.77	[7]	.66	[7]	1.22	[7]
12/31/2022	45.28	.26	(11.31)	(11.05)	(.22)	(3.97)	(4.19)	30.04	(24.73)	14	.78		.71		.78
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80		.79		.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81		.81		.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8	.81		.81		.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5	.80		.80		.77
Class 2:
6/30/2023[4,5]	29.79	.19	4.29	4.48	(.08)	(2.55)	(2.63)	31.64	15.25 [6]	3,480	.77	[7]	.66	[7]	1.21	[7]
12/31/2022	44.94	.25	(11.21)	(10.96)	(.22)	(3.97)	(4.19)	29.79	(24.74)	3,234	.78		.71		.76
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80		.80		.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81		.81		.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895	.81		.81		.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306	.80		.80		.73
Class 4:
6/30/2023[4,5]	29.51	.15	4.24	4.39	(.07)	(2.55)	(2.62)	31.28	15.09 [6]	673	1.02	[7]	.91	[7]	.97	[7]
12/31/2022	44.57	.17	(11.12)	(10.95)	(.14)	(3.97)	(4.11)	29.51	(24.92)	584	1.03		.96		.52
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05		1.04		.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06		1.06		.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06		1.06		.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249	1.05		1.05		.47

Refer to the end of the tables for footnotes.

346	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income (loss) to average net assets[2]

Global Small Capitalization Fund

Class 1:
6/30/2023[4,5]	$16.22	$.07	$1.80	$1.87	$(.02)	$(.21)	$(.23)	$17.86	11.56%[6]	$989		.70%[7]		.65%[7]		.82%[7]
12/31/2022	34.17	.05	(9.50)	(9.45)	—	(8.50)	(8.50)	16.22	(29.37)	916		.72		.69		.24
12/31/2021	32.64	(.02)	2.32	2.30	—	(.77)	(.77)	34.17	6.98	1,707		.74		.74		(.07)
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391		.75		.75		(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050		.75		.75		.48
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73		.73		.42
Class 1A:
6/30/2023[4,5]	16.00	.05	1.77	1.82	(.01)	(.21)	(.22)	17.60	11.43 [6]	5		.94	[7]	.89	[7]	.58 [7]
12/31/2022	33.93	— [8]	(9.43)	(9.43)	—	(8.50)	(8.50)	16.00	(29.54)	4		.97		.94		— [9]
12/31/2021	32.49	(.07)	2.28	2.21	—	(.77)	(.77)	33.93	6.73	5		.99		.99		(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1		.99		.99		(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99		.99		.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[10]	.98		.98		.21
Class 2:
6/30/2023[4,5]	15.30	.05	1.69	1.74	(.01)	(.21)	(.22)	16.82	11.42 [6]	1,859		.95	[7]	.90	[7]	.56 [7]
12/31/2022	32.94	— [8]	(9.14)	(9.14)	—	(8.50)	(8.50)	15.30	(29.55)	1,762		.97		.94		— [9]
12/31/2021	31.56	(.10)	2.25	2.15	—	(.77)	(.77)	32.94	6.74	2,521		.99		.99		(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653		1.00		1.00		(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00		1.00		.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98		.98		.17
Class 4:
6/30/2023[4,5]	15.28	.03	1.68	1.71	— [8]	(.21)	(.21)	16.78	11.20 [6]	287		1.20	[7]	1.15	[7]	.32 [7]
12/31/2022	32.96	(.05)	(9.13)	(9.18)	—	(8.50)	(8.50)	15.28	(29.69)	261		1.22		1.19		(.25)
12/31/2021	31.67	(.18)	2.24	2.06	—	(.77)	(.77)	32.96	6.43	344		1.24		1.24		(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268		1.25		1.25		(.56)
12/31/2019	21.28	(.01)	6.47	6.46	— [8]	(1.58)	(1.58)	26.16	31.24	206		1.25		1.25		(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		1.24		(.08)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	347

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
6/30/2023[4,5]	$76.29	$.28	$18.55	$18.83	$(.17)	$(5.04)	$(5.21)	$89.91	25.02%[6]	$16,132	.35%[7]		.67%[7]
12/31/2022	127.58	.58	(37.03)	(36.45)	(.53)	(14.31)	(14.84)	76.29	(29.75)	13,660	.35		.64
12/31/2021	120.22	.46	24.29	24.75	(.58)	(16.81)	(17.39)	127.58	22.30	19,783	.34		.37
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35		.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35		1.09
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34		.81
Class 1A:
6/30/2023[4,5]	75.61	.18	18.36	18.54	(.14)	(5.04)	(5.18)	88.97	24.86 [6]	246	.60	[7]	.43	[7]
12/31/2022	126.70	.39	(36.79)	(36.40)	(.38)	(14.31)	(14.69)	75.61	(29.93)	187	.60		.45
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59		.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60		.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60		.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
Class 2:
6/30/2023[4,5]	75.41	.18	18.31	18.49	(.14)	(5.04)	(5.18)	88.72	24.87 [6]	17,095	.60	[7]	.43	[7]
12/31/2022	126.28	.35	(36.62)	(36.27)	(.29)	(14.31)	(14.60)	75.41	(29.94)	14,452	.60		.38
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59		.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60		.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60		.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
Class 3:
6/30/2023[4,5]	77.09	.21	18.74	18.95	(.15)	(5.04)	(5.19)	90.85	24.91 [6]	224	.53	[7]	.50	[7]
12/31/2022	128.68	.42	(37.35)	(36.93)	(.35)	(14.31)	(14.66)	77.09	(29.89)	188	.53		.45
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52		.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53		.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53		.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
Class 4:
6/30/2023[4,5]	73.64	.07	17.88	17.95	(.11)	(5.04)	(5.15)	86.44	24.72 [6]	3,067	.85	[7]	.18	[7]
12/31/2022	123.79	.12	(35.87)	(35.75)	(.09)	(14.31)	(14.40)	73.64	(30.11)	2,409	.85		.14
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84		(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85		(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85		.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31

Refer to the end of the tables for footnotes.

348	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income to average net assets

International Fund

Class 1:
6/30/2023[4,5]	$15.31	$.13	$1.78	$1.91	$(.04)	$—	$(.04)	$17.18	12.49%[6]	$3,347	.53%[7]		1.60%[7]
12/31/2022	22.70	.34	(4.79)	(4.45)	(.34)	(2.60)	(2.94)	15.31	(20.57)	3,157	.54		1.95
12/31/2021	23.64	.38	(.67)	(.29)	(.65)	—	(.65)	22.70	(1.23)	4,747	.55		1.57
12/31/2020	20.86	.14	2.82	2.96	(.18)	—	(.18)	23.64	14.28	5,652	.55		.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54		1.54
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53		1.62
Class 1A:
6/30/2023[4,5]	15.23	.11	1.77	1.88	(.04)	—	(.04)	17.07	12.38 [6]	11	.78	[7]	1.36	[7]
12/31/2022	22.61	.30	(4.78)	(4.48)	(.30)	(2.60)	(2.90)	15.23	(20.80)	10	.79		1.73
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	—	(.60)	22.61	(1.47)	12	.80		1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	—	(.14)	23.55	13.96	10	.80		.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79		1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
Class 2:
6/30/2023[4,5]	15.23	.11	1.77	1.88	(.03)	—	(.03)	17.08	12.38 [6]	3,349	.78	[7]	1.35	[7]
12/31/2022	22.60	.29	(4.76)	(4.47)	(.30)	(2.60)	(2.90)	15.23	(20.79)	3,164	.79		1.71
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	—	(.59)	22.60	(1.49)	4,190	.80		1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	—	(.13)	23.54	13.97	4,481	.80		.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79		1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
Class 3:
6/30/2023[4,5]	15.35	.12	1.79	1.91	(.04)	—	(.04)	17.22	12.42 [6]	17	.71	[7]	1.42	[7]
12/31/2022	22.76	.31	(4.81)	(4.50)	(.31)	(2.60)	(2.91)	15.35	(20.76)	16	.72		1.78
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	—	(.60)	22.76	(1.39)	21	.73		1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	—	(.14)	23.69	14.00	25	.73		.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72		1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
Class 4:
6/30/2023[4,5]	14.99	.09	1.74	1.83	(.03)	—	(.03)	16.79	12.27 [6]	404	1.03	[7]	1.10	[7]
12/31/2022	22.31	.25	(4.71)	(4.46)	(.26)	(2.60)	(2.86)	14.99	(21.02)	373	1.04		1.47
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	—	(.54)	22.31	(1.71)	459	1.05		1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	—	(.09)	23.25	13.66	423	1.05		.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04		1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13

Refer to the end of the tables for footnotes.

American Funds Insurance Series	349

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

New World Fund

Class 1:
6/30/2023[4,5]	$22.30	$.24	$2.43	$2.67	$(.07)	$—	$(.07)	$24.90	11.97%[6]	$1,774	.64%[7]		.57%[7]		2.01%[7]
12/31/2022	31.83	.37	(7.17)	(6.80)	(.39)	(2.34)	(2.73)	22.30	(21.86)	1,610	.68		.57		1.48
12/31/2021	31.59	.29	1.38	1.67	(.36)	(1.07)	(1.43)	31.83	5.16	2,443	.74		.56		.88
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76		.64		.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76		.76		1.18
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77		.77		1.11
Class 1A:
6/30/2023[4,5]	22.19	.21	2.42	2.63	(.06)	—	(.06)	24.76	11.85 [6]	10	.89	[7]	.82	[7]	1.76	[7]
12/31/2022	31.70	.30	(7.15)	(6.85)	(.32)	(2.34)	(2.66)	22.19	(22.09)	9	.93		.82		1.24
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99		.81		.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01		.87		.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01		1.01		.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		1.02		.91
Class 2:
6/30/2023[4,5]	22.02	.20	2.41	2.61	(.06)	—	(.06)	24.57	11.85 [6]	810	.89	[7]	.82	[7]	1.75	[7]
12/31/2022	31.48	.30	(7.10)	(6.80)	(.32)	(2.34)	(2.66)	22.02	(22.10)	764	.93		.82		1.24
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99		.81		.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01		.89		.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01		1.01		.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		1.02		.85
Class 4:
6/30/2023[4,5]	21.84	.17	2.39	2.56	(.05)	—	(.05)	24.35	11.72 [6]	765	1.14	[7]	1.07	[7]	1.51	[7]
12/31/2022	31.24	.24	(7.03)	(6.79)	(.27)	(2.34)	(2.61)	21.84	(22.25)	701	1.18		1.07		.99
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24		1.06		.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26		1.14		.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26		1.26		.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		1.27		.61

Refer to the end of the tables for footnotes.

350	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Washington Mutual Investors Fund

Class 1:
6/30/2023[4,5]	$12.69	$.14	$.85	$.99	$(.06)	$(.12)	$(.18)	$13.50	7.89%[6]	$5,860	.41%[7]		.27%[7]		2.15%[7]
12/31/2022	18.09	.31	(1.69)	(1.38)	(.30)	(3.72)	(4.02)	12.69	(8.28)	5,507	.41		.26		2.13
12/31/2021	14.35	.29	3.73	4.02	(.28)	—	(.28)	18.09	28.12	6,766	.42		.31		1.79
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43		.43		2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559	.42		.42		2.28
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810	.41		.41		2.13
Class 1A:
6/30/2023[4,5]	12.61	.11	.86	.97	(.05)	(.12)	(.17)	13.41	7.71 [6]	22	.66	[7]	.52	[7]	1.77	[7]
12/31/2022	17.96	.27	(1.67)	(1.40)	(.23)	(3.72)	(3.95)	12.61	(8.45)	64	.66		.51		1.76
12/31/2021	14.28	.27	3.67	3.94	(.26)	—	(.26)	17.96	27.70	169	.67		.53		1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67		.67		1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9	.67		.67		2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3	.66		.66		1.84
Class 2:
6/30/2023[4,5]	12.46	.12	.83	.95	(.06)	(.12)	(.18)	13.23	7.67 [6]	2,854	.66	[7]	.52	[7]	1.89	[7]
12/31/2022	17.83	.26	(1.65)	(1.39)	(.26)	(3.72)	(3.98)	12.46	(8.45)	2,775	.66		.51		1.88
12/31/2021	14.15	.25	3.67	3.92	(.24)	—	(.24)	17.83	27.78	3,426	.67		.56		1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68		.68		1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093	.67		.67		2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850	.66		.66		1.88
Class 4:
6/30/2023[4,5]	12.34	.10	.82	.92	(.05)	(.12)	(.17)	13.09	7.54 [6]	1,203	.91	[7]	.77	[7]	1.65	[7]
12/31/2022	17.71	.23	(1.64)	(1.41)	(.24)	(3.72)	(3.96)	12.34	(8.69)	1,098	.91		.77		1.64
12/31/2021	14.06	.21	3.65	3.86	(.21)	—	(.21)	17.71	27.51	1,104	.92		.81		1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93		.93		1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621	.92		.92		1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368	.91		.91		1.62

Refer to the end of the tables for footnotes.

American Funds Insurance Series	351

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Capital World Growth and Income Fund

Class 1:
6/30/2023[4,5]	$11.67	$.15	$1.31	$1.46	$(.05)	$—	$(.05)	$13.08	12.54%[6]	$575	.52%[7]		.41%[7]		2.38%[7]
12/31/2022	18.42	.32	(3.28)	(2.96)	(.34)	(3.45)	(3.79)	11.67	(17.13)	548	.57		.41		2.36
12/31/2021	16.67	.38	2.10	2.48	(.33)	(.40)	(.73)	18.42	15.03	812	.63		.47		2.14
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657	.66		.66		1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625	.65		.65		2.08
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492	.63		.63		1.94
Class 1A:
6/30/2023[4,5]	11.61	.13	1.31	1.44	(.05)	—	(.05)	13.00	12.39 [6]	6	.77	[7]	.66	[7]	2.15	[7]
12/31/2022	18.34	.28	(3.25)	(2.97)	(.31)	(3.45)	(3.76)	11.61	(17.29)	6	.82		.66		2.13
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7	.88		.70		2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2	.90		.90		1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2	.90		.90		1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1	.88		.88		1.74
Class 2:
6/30/2023[4,5]	11.64	.13	1.32	1.45	(.05)	—	(.05)	13.04	12.44 [6]	1,032	.77	[7]	.66	[7]	2.13	[7]
12/31/2022	18.38	.28	(3.26)	(2.98)	(.31)	(3.45)	(3.76)	11.64	(17.33)	983	.82		.66		2.11
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340	.88		.73		1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349	.91		.91		1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366	.90		.90		1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228	.88		.88		1.70
Class 4:
6/30/2023[4,5]	11.35	.11	1.28	1.39	(.04)	—	(.04)	12.70	12.28 [6]	209	1.02	[7]	.91	[7]	1.89	[7]
12/31/2022	18.04	.24	(3.20)	(2.96)	(.28)	(3.45)	(3.73)	11.35	(17.57)	188	1.07		.91		1.86
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225	1.13		.97		1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166	1.16		1.16		.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145	1.15		1.15		1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95	1.13		1.13		1.43

Refer to the end of the tables for footnotes.

352	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income to average net assets

Growth-Income Fund

Class 1:
6/30/2023[4,5]	$50.21	$.44	$6.91	$7.35	$(.20)	$(2.89)	$(3.09)	$54.47	14.84%[6]	$21,340	.29%[7]		1.66%[7]
12/31/2022	67.35	.85	(11.50)	(10.65)	(.83)	(5.66)	(6.49)	50.21	(16.28)	19,692	.29		1.54
12/31/2021	55.38	.79	12.64	13.43	(.86)	(.60)	(1.46)	67.35	24.42	25,507	.29		1.28
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29		1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29		2.05
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28		1.65
Class 1A:
6/30/2023[4,5]	49.93	.37	6.86	7.23	(.18)	(2.89)	(3.07)	54.09	14.68 [6]	32	.54	[7]	1.42	[7]
12/31/2022	67.02	.71	(11.44)	(10.73)	(.70)	(5.66)	(6.36)	49.93	(16.48)	28	.54		1.30
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53		1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54		1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54		1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
Class 2:
6/30/2023[4,5]	49.46	.37	6.79	7.16	(.17)	(2.89)	(3.06)	53.56	14.70 [6]	12,482	.54	[7]	1.41	[7]
12/31/2022	66.44	.70	(11.33)	(10.63)	(.69)	(5.66)	(6.35)	49.46	(16.50)	11,508	.54		1.29
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54		1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54		1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53		1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
Class 3:
6/30/2023[4,5]	50.33	.39	6.92	7.31	(.18)	(2.89)	(3.07)	54.57	14.74 [6]	136	.47	[7]	1.48	[7]
12/31/2022	67.48	.75	(11.51)	(10.76)	(.73)	(5.66)	(6.39)	50.33	(16.43)	125	.47		1.36
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47		1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47		1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46		1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
Class 4:
6/30/2023[4,5]	48.72	.30	6.69	6.99	(.16)	(2.89)	(3.05)	52.66	14.55 [6]	1,854	.79	[7]	1.16	[7]
12/31/2022	65.57	.56	(11.18)	(10.62)	(.57)	(5.66)	(6.23)	48.72	(16.70)	1,630	.79		1.05
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79		.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79		1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79		1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15

Refer to the end of the tables for footnotes.

American Funds Insurance Series	353

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

International Growth and Income Fund

Class 1:
6/30/2023[4,5]	$8.94	$.17	$.75	$.92	$(.04)	$—	$(.04)	$9.82	10.31%[6]	$16	.55%[7]		.54%[7]		3.48%[7]
12/31/2022	19.62	.39	(3.09)	(2.70)	(.28)	(7.70)	(7.98)	8.94	(15.00)	13	.64		.54		3.29
12/31/2021	19.01	.54	.53	1.07	(.46)	—	(.46)	19.62	5.64	30	.67		.67		2.70
12/31/2020	18.18	.27	.85	1.12	(.29)	—	(.29)	19.01	6.24	1,120	.68		.68		1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66		.66		2.73
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034	.65		.65		2.62
Class 1A:
6/30/2023[4,5]	8.70	.15	.74	.89	(.04)	—	(.04)	9.55	10.21 [6]	6	.80	[7]	.79	[7]	3.18	[7]
12/31/2022	19.39	.35	(3.05)	(2.70)	(.29)	(7.70)	(7.99)	8.70	(15.31)	5	.88		.79		3.15
12/31/2021	18.97	.50	.52	1.02	(.60)	—	(.60)	19.39	5.39	6	.94		.92		2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	—	(.25)	18.97	5.98	3	.93		.93		1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91		.91		2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90		.90		2.35
Class 2:
6/30/2023[4,5]	8.70	.14	.75	.89	(.04)	—	(.04)	9.55	10.20 [6]	165	.80	[7]	.79	[7]	3.13	[7]
12/31/2022	19.38	.36	(3.05)	(2.69)	(.29)	(7.70)	(7.99)	8.70	(15.25)	162	.88		.78		3.24
12/31/2021	18.95	.48	.53	1.01	(.58)	—	(.58)	19.38	5.37	211	.93		.92		2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	—	(.25)	18.95	6.01	221	.93		.93		1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91		.91		2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90		.90		2.38
Class 4:
6/30/2023[4,5]	8.56	.13	.73	.86	(.03)	—	(.03)	9.39	10.10 [6]	135	1.05	[7]	1.04	[7]	2.91	[7]
12/31/2022	19.23	.33	(3.04)	(2.71)	(.26)	(7.70)	(7.96)	8.56	(15.52)	121	1.13		1.04		3.01
12/31/2021	18.82	.44	.51	.95	(.54)	—	(.54)	19.23	5.09	132	1.18		1.17		2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	—	(.21)	18.82	5.73	112	1.18		1.18		1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16		1.16		2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15		1.15		2.10

Refer to the end of the tables for footnotes.

354	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Capital Income Builder

Class 1:
6/30/2023[4,5]	$10.99	$.22	$.18	$.40	$(.14)	$—	$(.14)	$11.25	3.67%[6]	$615	.40%[7]		.26%[7]		3.98%[7]
12/31/2022	12.17	.37	(1.21)	(.84)	(.34)	—	(.34)	10.99	(6.90)	586	.44		.26		3.31
12/31/2021	10.87	.37	1.28	1.65	(.35)	—	(.35)	12.17	15.31	563	.53		.27		3.19
12/31/2020	10.73	.31	.15	.46	(.32)	—	(.32)	10.87	4.64	621	.53		.35		3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	—	(.32)	10.73	18.16	533	.53		.53		3.17
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317	.54		.54		3.08
Class 1A:
6/30/2023[4,5]	10.98	.21	.18	.39	(.13)	—	(.13)	11.24	3.54 [6]	10	.65	[7]	.51	[7]	3.72	[7]
12/31/2022	12.15	.34	(1.19)	(.85)	(.32)	—	(.32)	10.98	(7.06)	10	.69		.52		3.06
12/31/2021	10.86	.34	1.27	1.61	(.32)	—	(.32)	12.15	14.95	10	.78		.52		2.94
12/31/2020	10.72	.28	.16	.44	(.30)	—	(.30)	10.86	4.38	6	.78		.60		2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6	.78		.78		2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2	.79		.79		2.82
Class 2:
6/30/2023[4,5]	10.98	.21	.18	.39	(.13)	—	(.13)	11.24	3.55 [6]	14	.65	[7]	.51	[7]	3.74	[7]
12/31/2022	12.16	.34	(1.20)	(.86)	(.32)	—	(.32)	10.98	(7.13)	13	.69		.51		3.06
12/31/2021	10.87	.34	1.27	1.61	(.32)	—	(.32)	12.16	14.94	13	.78		.52		2.93
12/31/2020	10.72	.29	.16	.45	(.30)	—	(.30)	10.87	4.48	8	.78		.60		2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6	.78		.78		2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4	.79		.79		2.83
Class 4:
6/30/2023[4,5]	10.96	.19	.19	.38	(.11)	—	(.11)	11.23	3.51 [6]	552	.90	[7]	.76	[7]	3.48	[7]
12/31/2022	12.14	.31	(1.20)	(.89)	(.29)	—	(.29)	10.96	(7.37)	530	.94		.76		2.81
12/31/2021	10.85	.31	1.27	1.58	(.29)	—	(.29)	12.14	14.68	559	1.03		.77		2.69
12/31/2020	10.71	.26	.15	.41	(.27)	—	(.27)	10.85	4.11	462	1.03		.85		2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454	1.03		1.03		2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352	1.04		1.04		2.58

Refer to the end of the tables for footnotes.

American Funds Insurance Series	355

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income to average net assets

Asset Allocation Fund

Class 1:
6/30/2023[4,5]	$22.20	$.26	$1.29	$1.55	$(.12)	$(.89)	$(1.01)	$22.74	7.07%[6]	$15,366	.30%[7]		2.36%[7]
12/31/2022	29.08	.52	(4.24)	(3.72)	(.51)	(2.65)	(3.16)	22.20	(13.19)	15,138	.30		2.15
12/31/2021	26.50	.48	3.54	4.02	(.50)	(.94)	(1.44)	29.08	15.40	18,836	.30		1.71
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30		1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29		2.21
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28		2.04
Class 1A:
6/30/2023[4,5]	22.10	.24	1.27	1.51	(.11)	(.89)	(1.00)	22.61	6.97 [6]	28	.55	[7]	2.10	[7]
12/31/2022	28.97	.46	(4.22)	(3.76)	(.46)	(2.65)	(3.11)	22.10	(13.43)	27	.55		1.95
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55		1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55		1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54		1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53		1.82
Class 2:
6/30/2023[4,5]	21.91	.23	1.26	1.49	(.11)	(.89)	(1.00)	22.40	6.89 [6]	4,262	.55	[7]	2.11	[7]
12/31/2022	28.74	.46	(4.19)	(3.73)	(.45)	(2.65)	(3.10)	21.91	(13.41)	4,228	.55		1.90
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55		1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55		1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54		1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53		1.78
Class 3:
6/30/2023[4,5]	22.23	.25	1.28	1.53	(.11)	(.89)	(1.00)	22.76	6.99 [6]	29	.48	[7]	2.18	[7]
12/31/2022	29.12	.48	(4.25)	(3.77)	(.47)	(2.65)	(3.12)	22.23	(13.37)	28	.48		1.97
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48		1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48		1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47		2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46		1.85
Class 4:
6/30/2023[4,5]	21.75	.20	1.25	1.45	(.10)	(.89)	(.99)	22.21	6.81 [6]	5,605	.80	[7]	1.86	[7]
12/31/2022	28.56	.39	(4.16)	(3.77)	(.39)	(2.65)	(3.04)	21.75	(13.66)	5,380	.80		1.66
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80		1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80		1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79		1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78		1.54

Refer to the end of the tables for footnotes.

356	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

American Funds Global Balanced Fund

Class 1:
6/30/2023[4,5]	$12.55	$.19	$.75	$.94	$(.10)	$(1.57)	$(1.67)	$11.82	7.74%[6]	$98	.51%[7]		.50%[7]		2.91%[7]
12/31/2022	14.73	.26	(2.37)	(2.11)	—	(.07)	(.07)	12.55	(14.33)	96	.59		.58		1.99
12/31/2021	14.19	.18	1.37	1.55	(.19)	(.82)	(1.01)	14.73	11.05	120	.73		.73		1.24
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139	.72		.72		1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134	.72		.72		1.88
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110	.72		.72		1.82
Class 1A:
6/30/2023[4,5]	12.49	.17	.75	.92	(.09)	(1.57)	(1.66)	11.75	7.65 [6]	2	.76	[7]	.75	[7]	2.67	[7]
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	3	.84		.84		1.71
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4	.98		.98		1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3	.97		.97		1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2	.97		.97		1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2	.98		.98		1.44
Class 2:
6/30/2023[4,5]	12.49	.17	.75	.92	(.09)	(1.57)	(1.66)	11.75	7.64 [6]	161	.76	[7]	.75	[7]	2.67	[7]
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	158	.84		.83		1.73
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208	.98		.98		1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208	.97		.97		1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207	.97		.97		1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185	.97		.97		1.57
Class 4:
6/30/2023[4,5]	12.32	.15	.75	.90	(.09)	(1.57)	(1.66)	11.56	7.55 [6]	121	1.01	[7]	1.00	[7]	2.43	[7]
12/31/2022	14.53	.19	(2.33)	(2.14)	—	(.07)	(.07)	12.32	(14.73)	111	1.09		1.08		1.49
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135	1.23		1.23		.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105	1.22		1.22		.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94	1.22		1.22		1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69	1.22		1.22		1.34

Refer to the end of the tables for footnotes.

American Funds Insurance Series	357

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

The Bond Fund of America

Class 1:
6/30/2023[4,5]	$9.41	$.18	$(.03)	$.15	$(.06)	$—	$(.06)	$9.50	1.55%[6]	$6,603	.39%[7]		.20%[7]		3.85%[7]
12/31/2022	11.21	.31	(1.67)	(1.36)	(.32)	(.12)	(.44)	9.41	(12.26)	6,370	.39		.20		3.09
12/31/2021	11.89	.21	(.23)	(.02)	(.19)	(.47)	(.66)	11.21	(.14)	8,555	.39		.26		1.84
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40		.40		2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	—	(.31)	11.17	9.70	6,481	.39		.39		2.76
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962	.38		.38		2.70
Class 1A:
6/30/2023[4,5]	9.35	.17	(.04)	.13	(.05)	—	(.05)	9.43	1.42 [6]	236	.64	[7]	.45	[7]	3.60	[7]
12/31/2022	11.16	.31	(1.69)	(1.38)	(.31)	(.12)	(.43)	9.35	(12.49)	220	.64		.45		3.15
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64		.51		1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65		.65		1.74
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7	.64		.64		2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3	.63		.63		2.50
Class 2:
6/30/2023[4,5]	9.27	.17	(.03)	.14	(.05)	—	(.05)	9.36	1.53 [6]	2,848	.64	[7]	.45	[7]	3.59	[7]
12/31/2022	11.06	.28	(1.66)	(1.38)	(.29)	(.12)	(.41)	9.27	(12.58)	2,844	.64		.45		2.84
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64		.52		1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65		.65		1.75
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561	.64		.64		2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524	.63		.63		2.45
Class 4:
6/30/2023[4,5]	9.23	.16	(.03)	.13	(.05)	—	(.05)	9.31	1.40 [6]	853	.89	[7]	.70	[7]	3.35	[7]
12/31/2022	11.01	.26	(1.65)	(1.39)	(.27)	(.12)	(.39)	9.23	(12.75)	787	.89		.70		2.61
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89		.76		1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90		.90		1.48
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502	.89		.89		2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366	.88		.88		2.22

Refer to the end of the tables for footnotes.

358	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Capital World Bond Fund

Class 1:
6/30/2023[4,5]	$9.55	$.15	$— [8]	$.15	$—	$—	$—	$9.70	1.57%[6]	$653	.48%[7]		.48%[7]		3.11%[7]
12/31/2022	11.79	.25	(2.30)	(2.05)	(.03)	(.16)	(.19)	9.55	(17.43)	663	.51		.48		2.43
12/31/2021	12.94	.25	(.85)	(.60)	(.24)	(.31)	(.55)	11.79	(4.73)	988	.60		.50		2.06
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219	.59		.52		2.08
12/31/2019	11.42	.31	.61	.92	(.22)	—	(.22)	12.12	8.08	1,077	.58		.58		2.60
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015	.57		.57		2.56
Class 1A:
6/30/2023[4,5]	9.50	.14	— [8]	.14	—	—	—	9.64	1.47 [6]	1	.72	[7]	.72	[7]	2.86	[7]
12/31/2022	11.76	.22	(2.30)	(2.08)	(.02)	(.16)	(.18)	9.50	(17.69)	1	.76		.73		2.19
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1	.85		.75		1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1	.83		.76		1.83
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1	.83		.83		2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1	.82		.82		2.36
Class 2:
6/30/2023[4,5]	9.45	.14	— [8]	.14	—	—	—	9.59	1.48 [6]	751	.73	[7]	.73	[7]	2.86	[7]
12/31/2022	11.70	.22	(2.29)	(2.07)	(.02)	(.16)	(.18)	9.45	(17.70)	765	.76		.73		2.18
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030	.85		.75		1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058	.84		.77		1.83
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002	.83		.83		2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032	.82		.82		2.32
Class 4:
6/30/2023[4,5]	9.33	.12	— [8]	.12	—	—	—	9.45	1.29 [6]	54	.98	[7]	.98	[7]	2.61	[7]
12/31/2022	11.57	.19	(2.25)	(2.06)	(.02)	(.16)	(.18)	9.33	(17.84)	53	1.01		.98		1.94
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66	1.10		1.00		1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61	1.09		1.02		1.58
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49	1.08		1.08		2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40	1.07		1.07		2.09

Refer to the end of the tables for footnotes.

American Funds Insurance Series	359

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

American High-Income Trust

Class 1:
6/30/2023[4,5]	$8.53	$.29	$.08	$.37	$(.10)	$—	$(.10)	$8.80	4.37%[6]	$217	.44%[7]		.30%[7]		6.74%[7]
12/31/2022	10.19	.56	(1.47)	(.91)	(.75)	—	(.75)	8.53	(9.01)	224	.47		.32		5.95
12/31/2021	9.80	.51	.34	.85	(.46)	—	(.46)	10.19	8.74	278	.53		.37		4.95
12/31/2020	9.87	.61	.17	.78	(.85)	—	(.85)	9.80	8.21	123	.52		.52		6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	—	(.66)	9.87	12.85	525	.51		.51		6.71
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501	.50		.50		6.32
Class 1A:
6/30/2023[4,5]	8.51	.28	.08	.36	(.10)	—	(.10)	8.77	4.36 [6]	2	.69	[7]	.55	[7]	6.51	[7]
12/31/2022	10.16	.53	(1.46)	(.93)	(.72)	—	(.72)	8.51	(9.29)	1	.72		.57		5.70
12/31/2021	9.78	.49	.33	.82	(.44)	—	(.44)	10.16	8.42	1	.78		.64		4.75
12/31/2020	9.86	.56	.20	.76	(.84)	—	(.84)	9.78	7.94	1	.78		.78		5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1	.75		.75		6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1	.75		.75		6.11
Class 2:
6/30/2023[4,5]	8.35	.28	.07	.35	(.10)	—	(.10)	8.60	4.30 [6]	522	.69	[7]	.55	[7]	6.49	[7]
12/31/2022	9.98	.52	(1.43)	(.91)	(.72)	—	(.72)	8.35	(9.26)	521	.72		.57		5.68
12/31/2021	9.61	.48	.33	.81	(.44)	—	(.44)	9.98	8.42	673	.78		.65		4.80
12/31/2020	9.70	.55	.19	.74	(.83)	—	(.83)	9.61	7.94	665	.78		.78		5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667	.76		.76		6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661	.75		.75		6.07
Class 3:
6/30/2023[4,5]	8.58	.29	.08	.37	(.10)	—	(.10)	8.85	4.43 [6]	8	.62	[7]	.48	[7]	6.56	[7]
12/31/2022	10.24	.54	(1.47)	(.93)	(.73)	—	(.73)	8.58	(9.25)	9	.65		.50		5.76
12/31/2021	9.84	.50	.34	.84	(.44)	—	(.44)	10.24	8.60	10	.71		.58		4.86
12/31/2020	9.92	.57	.19	.76	(.84)	—	(.84)	9.84	7.93	10	.71		.71		5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10	.69		.69		6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10	.68		.68		6.14
Class 4:
6/30/2023[4,5]	9.26	.29	.08	.37	(.09)	—	(.09)	9.54	4.16 [6]	91	.94	[7]	.80	[7]	6.24	[7]
12/31/2022	10.99	.55	(1.58)	(1.03)	(.70)	—	(.70)	9.26	(9.53)	77	.97		.82		5.44
12/31/2021	10.54	.50	.36	.86	(.41)	—	(.41)	10.99	8.18	90	1.03		.89		4.52
12/31/2020	10.56	.57	.22	.79	(.81)	—	(.81)	10.54	7.74	69	1.03		1.03		5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63	1.01		1.01		6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31	1.00		1.00		5.83

Refer to the end of the tables for footnotes.

360	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[2]		Ratio of net income to average net assets[2]

American Funds Mortgage Fund

Class 1:
6/30/2023[4,5]	$9.45	$.22	$(.13)	$.09	$(.05)	$—	$(.05)	$9.49	.97%[6]	$16	.36%[7]		.24%[7]		4.53%[7]
12/31/2022	10.63	.07	(1.10)	(1.03)	(.15)	—	(.15)	9.45	(9.76)	1	.45		.25		.70
12/31/2021	11.11	.06	(.09)	(.03)	(.08)	(.37)	(.45)	10.63	(.32)	231	.49		.29		.58
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224	.48		.36		.93
12/31/2019	10.30	.24	.30	.54	(.28)	—	(.28)	10.56	5.30	210	.47		.47		2.26
12/31/2018	10.47	.20	(.14)	.06	(.23)	—	(.23)	10.30	.58	209	.48		.48		1.97
Class 1A:
6/30/2023[4,5]	9.34	.19	(.11)	.08	(.05)	—	(.05)	9.37	.83 [6]	2	.60	[7]	.48	[7]	4.05	[7]
12/31/2022	10.59	.19	(1.24)	(1.05)	(.20)	—	(.20)	9.34	(10.03)	2	.69		.54		1.91
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2	.74		.54		.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1	.73		.59		.61
12/31/2019	10.28	.22	.30	.52	(.25)	—	(.25)	10.55	5.09	1	.71		.71		2.04
12/31/2018	10.46	.18	(.14)	.04	(.22)	—	(.22)	10.28	.36	1	.73		.73		1.77
Class 2:
6/30/2023[4,5]	9.36	.19	(.11)	.08	(.05)	—	(.05)	9.39	.83 [6]	44	.60	[7]	.48	[7]	4.04	[7]
12/31/2022	10.61	.18	(1.23)	(1.05)	(.20)	—	(.20)	9.36	(9.94)	46	.69		.54		1.87
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58	.74		.54		.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58	.73		.60		.68
12/31/2019	10.28	.21	.31	.52	(.26)	—	(.26)	10.54	5.04	56	.72		.72		2.01
12/31/2018	10.45	.18	(.15)	.03	(.20)	—	(.20)	10.28	.32	57	.73		.73		1.72
Class 4:
6/30/2023[4,5]	9.25	.18	(.11)	.07	(.05)	—	(.05)	9.27	.70 [6]	43	.85	[7]	.73	[7]	3.80	[7]
12/31/2022	10.49	.16	(1.22)	(1.06)	(.18)	—	(.18)	9.25	(10.16)	40	.94		.79		1.66
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43	.99		.79		.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37	.98		.85		.41
12/31/2019	10.19	.18	.31	.49	(.24)	—	(.24)	10.44	4.80	28	.97		.97		1.71
12/31/2018	10.38	.15	(.15)	— [8]	(.19)	—	(.19)	10.19	.07	24	.98		.98		1.49

Refer to the end of the tables for footnotes.

American Funds Insurance Series	361

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
6/30/2023[4,5]	$11.35	$.26	$—	[8]	$.26	$(.08)	$—	$(.08)	$11.53	2.29%[6]	$40		.29%[7]		4.53%[7]
12/31/2022	11.27	.17	(.01)		.16	(.08)	—	(.08)	11.35	1.42	51		.32		1.48
12/31/2021	11.31	(.03)	(.01)		(.04)	—	—	—	11.27	(.35)	37		.37		(.28)
12/31/2020	11.30	.02	.02		.04	(.03)	—	(.03)	11.31	.34	44		.37		.16
12/31/2019	11.31	.22	—	[8]	.22	(.23)	—	(.23)	11.30	1.92	30		.36		1.92
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58	37		.35		1.60
Class 1A:
6/30/2023[4,5]	11.35	.25	—	[8]	.25	(.08)	—	(.08)	11.52	2.21 [6]	—	[10]	.51	[7]	4.43 [7]
12/31/2022	11.28	.16	(.01)		.15	(.08)	—	(.08)	11.35	1.32	—	[10]	.31		1.40
12/31/2021	11.31	(.03)	—	[8]	(.03)	—	—	—	11.28	(.27)	—	[10]	.36		(.28)
12/31/2020	11.30	.03	.01		.04	(.03)	—	(.03)	11.31	.32	—	[10]	.35		.26
12/31/2019	11.31	.22	—	[8]	.22	(.23)	—	(.23)	11.30	1.92	—	[10]	.37		1.90
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58	—	[10]	.35		1.60
Class 2:
6/30/2023[4,5]	11.00	.24	—	[8]	.24	(.08)	—	(.08)	11.16	2.14 [6]	287		.54	[7]	4.28 [7]
12/31/2022	10.93	.13	—	[8]	.13	(.06)	—	(.06)	11.00	1.17	297		.57		1.23
12/31/2021	10.99	(.06)	—	[8]	(.06)	—	—	—	10.93	(.55)	245		.62		(.53)
12/31/2020	11.01	— [8]	—	[8]	— [8]	(.02)	—	(.02)	10.99	.03	288		.62		(.05)
12/31/2019	11.03	.18	—	[8]	.18	(.20)	—	(.20)	11.01	1.62	230		.61		1.66
12/31/2018	11.01	.15	—	[8]	.15	(.13)	—	(.13)	11.03	1.36	247		.60		1.34
Class 3:
6/30/2023[4,5]	11.14	.24	.01		.25	(.08)	—	(.08)	11.31	2.22 [6]	4		.47	[7]	4.35 [7]
12/31/2022	11.07	.13	—	[8]	.13	(.06)	—	(.06)	11.14	1.19	4		.50		1.19
12/31/2021	11.12	(.05)	—	[8]	(.05)	—	—	—	11.07	(.45)	5		.55		(.46)
12/31/2020	11.13	— [8]	.02		.02	(.03)	—	(.03)	11.12	.13	4		.55		.03
12/31/2019	11.14	.20	—	[8]	.20	(.21)	—	(.21)	11.13	1.76	3		.54		1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53		1.42
Class 4:
6/30/2023[4,5]	11.05	.22	.01		.23	(.07)	—	(.07)	11.21	2.07 [6]	62		.79	[7]	4.02 [7]
12/31/2022	11.00	.12	(.03)		.09	(.04)	—	(.04)	11.05	.83	80		.82		1.05
12/31/2021	11.08	(.09)	.01		(.08)	—	—	—	11.00	(.72)	46		.87		(.79)
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	—	(.02)	11.08	(.25)	40		.87		(.35)
12/31/2019	11.15	.16	—	[8]	.16	(.18)	—	(.18)	11.13	1.40	22		.86		1.40
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86		1.11

Refer to the end of the tables for footnotes.

362	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[2]		Ratio of net income to average net assets[2]

U.S. Government Securities Fund

Class 1:
6/30/2023[4,5]	$9.99	$.19	$(.15)	$.04	$(.06)	$—	$(.06)	$9.97	.38%[6]	$248	.33%[7]		.21%[7]		3.70%[7]
12/31/2022	11.67	.32	(1.56)	(1.24)	(.44)	—	(.44)	9.99	(10.75)	242	.36		.22		2.90
12/31/2021	13.04	.18	(.26)	(.08)	(.18)	(1.11)	(1.29)	11.67	(.44)	522	.39		.29		1.50
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429	.38		.38		1.21
12/31/2019	11.94	.25	.43	.68	(.28)	—	(.28)	12.34	5.69	1,418	.37		.37		2.07
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91	1,445	.36		.36		2.02
Class 1A:
6/30/2023[4,5]	9.96	.17	(.14)	.03	(.06)	—	(.06)	9.93	.15 [6]	5	.58	[7]	.46	[7]	3.47	[7]
12/31/2022	11.63	.29	(1.55)	(1.26)	(.41)	—	(.41)	9.96	(10.93)	4	.60		.47		2.70
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5	.64		.53		1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4	.64		.64		.69
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42	2	.62		.62		1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70	1	.61		.61		1.82
Class 2:
6/30/2023[4,5]	9.87	.17	(.15)	.02	(.05)	—	(.05)	9.84	.14 [6]	1,059	.58	[7]	.46	[7]	3.45	[7]
12/31/2022	11.53	.29	(1.54)	(1.25)	(.41)	—	(.41)	9.87	(10.95)	1,059	.61		.47		2.69
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391	.64		.54		1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439	.64		.64		.73
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31	1,343	.62		.62		1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73	1,323	.61		.61		1.77
Class 3:
6/30/2023[4,5]	10.02	.18	(.15)	.03	(.06)	—	(.06)	9.99	.25 [6]	6	.51	[7]	.39	[7]	3.52	[7]
12/31/2022	11.70	.30	(1.57)	(1.27)	(.41)	—	(.41)	10.02	(10.90)	6	.54		.40		2.76
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9	.57		.47		1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10	.57		.57		.78
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49	9	.55		.55		1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71	9	.54		.54		1.84
Class 4:
6/30/2023[4,5]	9.86	.16	(.15)	.01	(.05)	—	(.05)	9.82	.10 [6]	186	.83	[7]	.71	[7]	3.20	[7]
12/31/2022	11.52	.26	(1.54)	(1.28)	(.38)	—	(.38)	9.86	(11.19)	190	.85		.72		2.45
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238	.89		.79		.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272	.89		.89		.42
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14	124	.87		.87		1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50	91	.86		.86		1.53

Refer to the end of the tables for footnotes.

American Funds Insurance Series	363

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[11]		Ratio of expenses to average net assets after waivers/ reimburse- ments[2,11]		Net effective expense ratio[2,5,12]		Ratio of net income to average net assets[2]

Managed Risk Growth Fund

Class P1:
6/30/2023[4,5]	$11.37	$.01		$1.44	$1.45	$(.08)	$(2.72)	$(2.80)	$10.02	14.20%[6]	$11		.42%[7]		.37%[7]		.71%[7]		.25%[7]
12/31/2022	18.53	.06		(4.46)	(4.40)	(.22)	(2.54)	(2.76)	11.37	(24.62)	9		.41		.36		.69		.47
12/31/2021	17.25	.04		2.16	2.20	(.18)	(.74)	(.92)	18.53	13.08	13		.41		.36		.69		.19
12/31/2020	13.78	.07		4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11		.42		.37		.72		.49
12/31/2019	12.30	.15		2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6		.42		.37		.73		1.19
12/31/2018	13.22	.11		(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[13]	3		.42	[13]	.37	[13]	.71	[13]	.82	[13]
Class P2:
6/30/2023[4,5]	11.28	—	[8]	1.42	1.42	(.07)	(2.72)	(2.79)	9.91	14.06 [6]	488		.67	[7]	.62	[7]	.96	[7]	(.02)[7]
12/31/2022	18.42	.03		(4.45)	(4.42)	(.18)	(2.54)	(2.72)	11.28	(24.88)	445		.67		.62		.95		.20
12/31/2021	17.11	(.01)		2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584		.67		.62		.95		(.07)
12/31/2020	13.71	.03		4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554		.67		.62		.97		.20
12/31/2019	12.21	.09		2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06		(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46

Managed Risk International Fund

Class P1:
6/30/2023[4,5]	$8.61	$.01		$.41	$.42	$(.15)	$(.64)	$(.79)	$8.24	4.83%[6,13]	$2		.44%[7,13]		.38%[7,13]		.87%[7,13]		.34%[7,13]
12/31/2022	10.55	.15		(1.75)	(1.60)	(.34)	—	(.34)	8.61	(15.27)[13]	2		.44	[13]	.37	[13]	.87	[13]	1.70	[13]
12/31/2021	11.07	.24		(.67)	(.43)	(.09)	—	(.09)	10.55	(3.92)[13]	2		.44	[13]	.36	[13]	.87	[13]	2.12	[13]
12/31/2020	11.01	.08		.22	.30	(.16)	(.08)	(.24)	11.07	3.13 [13]	2		.43	[13]	.35	[13]	.86	[13]	.82	[13]
12/31/2019	9.82	.17		1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [13]	1		.41	[13]	.33	[13]	.84	[13]	1.64	[13]
12/31/2018	11.25	.32		(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[13]	—	[10]	.33	[13]	.28	[13]	.77	[13]	3.02	[13]
Class P2:
6/30/2023[4,5]	8.58	—	[8]	.41	.41	(.14)	(.64)	(.78)	8.21	4.81 [6]	123		.70	[7]	.65	[7]	1.14	[7]	.06	[7]
12/31/2022	10.48	.12		(1.74)	(1.62)	(.28)	—	(.28)	8.58	(15.54)	124		.70		.63		1.13		1.36
12/31/2021	10.99	.20		(.65)	(.45)	(.06)	—	(.06)	10.48	(4.13)	160		.71		.63		1.14		1.79
12/31/2020	10.92	.04		.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168		.71		.63		1.14		.42
12/31/2019	9.76	.13		1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16		(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49

Managed Risk Washington Mutual Investors Fund

Class P1:
6/30/2023[4,5]	$11.24	$.04		$.31	$.35	$(.20)	$(1.49)	$(1.69)	$9.90	3.41%[6,13]	$3		.41%[7,13]		.36%[7,13]		.75%[7,13]		.77%[7,13]
12/31/2022	12.95	.23		(1.38)	(1.15)	(.56)	—	(.56)	11.24	(8.92)[13]	3		.41	[13]	.36	[13]	.75	[13]	1.96	[13]
12/31/2021	11.24	.16		1.79	1.95	(.24)	—	(.24)	12.95	17.46 [13]	2		.41	[13]	.36	[13]	.77	[13]	1.33	[13]
12/31/2020	12.01	.18		(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)[13]	2		.40	[13]	.35	[13]	.76	[13]	1.66	[13]
12/31/2019	11.28	.25		1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [13]	1		.38	[13]	.33	[13]	.74	[13]	2.14	[13]
12/31/2018	13.04	.40		(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[13]	—	[10]	.33	[13]	.28	[13]	.67	[13]	3.21	[13]
Class P2:
6/30/2023[4,5]	11.18	.03		.31	.34	(.20)	(1.49)	(1.69)	9.83	3.29 [6]	320		.67	[7]	.62	[7]	1.01	[7]	.50	[7]
12/31/2022	12.88	.19		(1.37)	(1.18)	(.52)	—	(.52)	11.18	(9.16)	321		.67		.62		1.01		1.62
12/31/2021	11.18	.11		1.79	1.90	(.20)	—	(.20)	12.88	17.11	371		.68		.62		1.03		.91
12/31/2020	11.91	.13		(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355		.68		.63		1.04		1.18
12/31/2019	11.21	.18		1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19		(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49

Refer to the end of the tables for footnotes.

364	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[11]		Ratio of expenses to average net assets after waivers/ reimburse- ments[2,11]		Net effective expense ratio[2,5,12]		Ratio of net income to average net assets[2]

Managed Risk Growth-Income Fund

Class P1:
6/30/2023[4,5]	$12.51	$.04	$1.00	$1.04	$(.18)	$(1.62)	$(1.80)	$11.75	8.67%[6]	$1,897	.41%[7]		.36%[7]		.66%[7]		.58%[7]
12/31/2022	15.73	.18	(2.79)	(2.61)	(.30)	(.31)	(.61)	12.51	(16.74)	1,833	.41		.36		.65		1.33
12/31/2021	14.01	.14	1.99	2.13	(.21)	(.20)	(.41)	15.73	15.32	2,328	.41		.36		.66		.96
12/31/2020	13.76	.17	1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41		.36		.66		1.24
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42		.37		.67		1.71
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662	.40		.35		.64		(.20)
Class P2:
6/30/2023[4,5]	12.44	.02	.99	1.01	(.17)	(1.62)	(1.79)	11.66	8.50 [6]	276	.66	[7]	.61	[7]	.91	[7]	.33 [7]
12/31/2022	15.64	.15	(2.78)	(2.63)	(.26)	(.31)	(.57)	12.44	(16.93)	268	.66		.61		.90		1.10
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66		.61		.91		.70
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66		.61		.91		1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67		.62		.92		1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230	.69		.64		.93		1.25

Managed Risk Asset Allocation Fund

Class P1:
6/30/2023[4,5]	$12.43	$.05	$.47	$.52	$(.21)	$(1.45)	$(1.66)	$11.29	4.40%[6]	$8	.41%[7]		.36%[7]		.65%[7]		.86%[7]
12/31/2022	15.33	.24	(2.34)	(2.10)	(.32)	(.48)	(.80)	12.43	(13.75)	7	.41		.36		.64		1.80
12/31/2021	13.84	.21	1.55	1.76	(.27)	—	(.27)	15.33	12.82	7	.41		.36		.66		1.43
12/31/2020	13.81	.25	.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41		.36		.66		1.91
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41		.36		.65		2.01
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37		.32		.59		1.67
Class P2:
6/30/2023[4,5]	12.09	.03	.47	.50	(.21)	(1.45)	(1.66)	10.93	4.32 [6]	2,139	.66	[7]	.61	[7]	.90	[7]	.55 [7]
12/31/2022	14.93	.18	(2.25)	(2.07)	(.29)	(.48)	(.77)	12.09	(13.97)	2,182	.66		.61		.89		1.40
12/31/2021	13.45	.15	1.53	1.68	(.20)	—	(.20)	14.93	12.50	2,812	.66		.61		.91		1.03
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66		.61		.91		1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66		.61		.90		1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62		.57		.84		1.27

Refer to the end of the tables for footnotes.

American Funds Insurance Series	365

Financial highlights (continued)

Portfolio turnover rate for all share classes	Six months ended	Year ended December 31,
excluding mortgage dollar roll transactions[14,15]	June 30, 2023[4,5,6]	2022	2021	2020	2019	2018
Capital Income Builder	34%	48%	60%	110%	44%	42%
Asset Allocation Fund	16	42	45	49	47	34
American Funds Global Balanced Fund	22	111	36	68	60	30
The Bond Fund of America	80	77	87	72	146	98
Capital World Bond Fund	65	114	64	88	110	78
American Funds Mortgage Fund	55	56	38	123	84	60
U.S. Government Securities Fund	64	77	126	112	103	76

Portfolio turnover rate for all share classes	Six months ended	Year ended December 31,
including mortgage dollar roll transactions, if any[14,15]	June 30, 2023[4,5,6]	2022	2021	2020	2019	2018
Global Growth Fund	10%	29%	18%	17%	14%	25%
Global Small Capitalization Fund	15	40	29	38	50	43
Growth Fund	13	29	25	32	21	35
International Fund	11	42	44	40	32	29
New World Fund	18	40	43	70	38	58
Washington Mutual Investors Fund	17	30	90	40	37	49
Capital World Growth and Income Fund	16	42	85	36	29	49
Growth-Income Fund	15	25	24	33	27	39
International Growth and Income Fund	17	48	41	56	28	38
Capital Income Builder	76	126	93	184	72	98
Asset Allocation Fund	59	118	124	145	79	86
American Funds Global Balanced Fund	39	126	39	86	74	51
The Bond Fund of America	267	415	456	461	373	514
Capital World Bond Fund	130	188	91	145	159	125
American High-Income Trust	20	34	56	78	58	67
American Funds Mortgage Fund	549	1141	975	1143	350	811
Ultra-Short Bond Fund	— [16]	— [16]	— [16]	— [16]	— [16]	— [16]
U.S. Government Securities Fund	376	695	433	867	277	446
Managed Risk Growth Fund	33	97	32	80	10	7
Managed Risk International Fund	14	82	24	71	8	8
Managed Risk Washington Mutual Investors Fund	14	70	16	101	13	11
Managed Risk Growth-Income Fund	17	67	13	38	6	14
Managed Risk Asset Allocation Fund	10	48	5	30	8	12

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[4]	Based on operations for a period that is less than a full year.
[5]	Unaudited.
[6]	Not annualized.
[7]	Annualized.
[8]	Amount less than $.01.
[9]	Amount less than .01%.
[10]	Amount less than $1 million.
[11]	This column does not include expenses of the underlying funds in which each fund invests.
[12]	This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.
[13]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[14]	Refer to Note 5 for further information on mortgage dollar rolls.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[16]	Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

366	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2023, through June 30, 2023).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	367

Expense example (continued)

	Beginning account value 1/1/2023	Ending account value 6/30/2023	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,153.68	$2.19	.41%
Class 1 – assumed 5% return	1,000.00	1,022.76	2.06	.41
Class 1A – actual return	1,000.00	1,152.25	3.52	.66
Class 1A – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 2 – actual return	1,000.00	1,152.52	3.52	.66
Class 2 – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 4 – actual return	1,000.00	1,150.85	4.85	.91
Class 4 – assumed 5% return	1,000.00	1,020.28	4.56	.91
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,115.57	$3.41	.65%
Class 1 – assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 1A – actual return	1,000.00	1,114.26	4.67	.89
Class 1A – assumed 5% return	1,000.00	1,020.38	4.46	.89
Class 2 – actual return	1,000.00	1,114.24	4.72	.90
Class 2 – assumed 5% return	1,000.00	1,020.33	4.51	.90
Class 4 – actual return	1,000.00	1,112.00	6.02	1.15
Class 4 – assumed 5% return	1,000.00	1,019.09	5.76	1.15
Growth Fund
Class 1 – actual return	$1,000.00	$1,250.20	$1.95	.35%
Class 1 – assumed 5% return	1,000.00	1,023.06	1.76	.35
Class 1A – actual return	1,000.00	1,248.60	3.35	.60
Class 1A – assumed 5% return	1,000.00	1,021.82	3.01	.60
Class 2 – actual return	1,000.00	1,248.73	3.35	.60
Class 2 – assumed 5% return	1,000.00	1,021.82	3.01	.60
Class 3 – actual return	1,000.00	1,249.10	2.96	.53
Class 3 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 4 – actual return	1,000.00	1,247.16	4.74	.85
Class 4 – assumed 5% return	1,000.00	1,020.58	4.26	.85
International Fund
Class 1 – actual return	$1,000.00	$1,124.89	$2.79	.53%
Class 1 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 1A – actual return	1,000.00	1,123.80	4.11	.78
Class 1A – assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 2 – actual return	1,000.00	1,123.78	4.11	.78
Class 2 – assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 3 – actual return	1,000.00	1,124.24	3.74	.71
Class 3 – assumed 5% return	1,000.00	1,021.27	3.56	.71
Class 4 – actual return	1,000.00	1,122.66	5.42	1.03
Class 4 – assumed 5% return	1,000.00	1,019.69	5.16	1.03
New World Fund
Class 1 – actual return	$1,000.00	$1,119.70	$3.00	.57%
Class 1 – assumed 5% return	1,000.00	1,021.97	2.86	.57
Class 1A – actual return	1,000.00	1,118.48	4.31	.82
Class 1A – assumed 5% return	1,000.00	1,020.73	4.11	.82
Class 2 – actual return	1,000.00	1,118.50	4.31	.82
Class 2 – assumed 5% return	1,000.00	1,020.73	4.11	.82
Class 4 – actual return	1,000.00	1,117.23	5.62	1.07
Class 4 – assumed 5% return	1,000.00	1,019.49	5.36	1.07

Refer to the end of the tables for footnotes.

368	American Funds Insurance Series

Expense example (continued)

	Beginning account value 1/1/2023	Ending account value 6/30/2023	Expenses paid during period[1]	Annualized expense ratio
Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$1,078.89	$1.39	.27%
Class 1 – assumed 5% return	1,000.00	1,023.46	1.35	.27
Class 1A – actual return	1,000.00	1,077.12	2.68	.52
Class 1A – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class 2 – actual return	1,000.00	1,076.67	2.68	.52
Class 2 – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class 4 – actual return	1,000.00	1,075.41	3.96	.77
Class 4 – assumed 5% return	1,000.00	1,020.98	3.86	.77
Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,125.39	$2.16	.41%
Class 1 – assumed 5% return	1,000.00	1,022.76	2.06	.41
Class 1A – actual return	1,000.00	1,123.88	3.48	.66
Class 1A – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 2 – actual return	1,000.00	1,124.39	3.48	.66
Class 2 – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 4 – actual return	1,000.00	1,122.77	4.79	.91
Class 4 – assumed 5% return	1,000.00	1,020.28	4.56	.91
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,148.45	$1.54	.29%
Class 1 – assumed 5% return	1,000.00	1,023.36	1.45	.29
Class 1A – actual return	1,000.00	1,146.82	2.87	.54
Class 1A – assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 2 – actual return	1,000.00	1,146.99	2.87	.54
Class 2 – assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 3 – actual return	1,000.00	1,147.39	2.50	.47
Class 3 – assumed 5% return	1,000.00	1,022.46	2.36	.47
Class 4 – actual return	1,000.00	1,145.51	4.20	.79
Class 4 – assumed 5% return	1,000.00	1,020.88	3.96	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,103.10	$2.82	.54%
Class 1 – assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 1A – actual return	1,000.00	1,102.10	4.12	.79
Class 1A – assumed 5% return	1,000.00	1,020.88	3.96	.79
Class 2 – actual return	1,000.00	1,102.03	4.12	.79
Class 2 – assumed 5% return	1,000.00	1,020.88	3.96	.79
Class 4 – actual return	1,000.00	1,101.00	5.42	1.04
Class 4 – assumed 5% return	1,000.00	1,019.64	5.21	1.04
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,036.71	$1.31	.26%
Class 1 – assumed 5% return	1,000.00	1,023.51	1.30	.26
Class 1A – actual return	1,000.00	1,035.44	2.57	.51
Class 1A – assumed 5% return	1,000.00	1,022.27	2.56	.51
Class 2 – actual return	1,000.00	1,035.45	2.57	.51
Class 2 – assumed 5% return	1,000.00	1,022.27	2.56	.51
Class 4 – actual return	1,000.00	1,035.14	3.83	.76
Class 4 – assumed 5% return	1,000.00	1,021.03	3.81	.76

Refer to the end of the tables for footnotes.

American Funds Insurance Series	369

Expense example (continued)

	Beginning account value 1/1/2023	Ending account value 6/30/2023	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,070.71	$1.54	.30%
Class 1 – assumed 5% return	1,000.00	1,023.31	1.51	.30
Class 1A – actual return	1,000.00	1,069.70	2.82	.55
Class 1A – assumed 5% return	1,000.00	1,022.07	2.76	.55
Class 2 – actual return	1,000.00	1,068.88	2.82	.55
Class 2 – assumed 5% return	1,000.00	1,022.07	2.76	.55
Class 3 – actual return	1,000.00	1,069.86	2.46	.48
Class 3 – assumed 5% return	1,000.00	1,022.41	2.41	.48
Class 4 – actual return	1,000.00	1,068.06	4.10	.80
Class 4 – assumed 5% return	1,000.00	1,020.83	4.01	.80
American Funds Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,077.39	$2.58	.50%
Class 1 – assumed 5% return	1,000.00	1,022.32	2.51	.50
Class 1A – actual return	1,000.00	1,076.55	3.86	.75
Class 1A – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 2 – actual return	1,000.00	1,076.41	3.86	.75
Class 2 – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 4 – actual return	1,000.00	1,075.50	5.15	1.00
Class 4 – assumed 5% return	1,000.00	1,019.84	5.01	1.00
The Bond Fund of America
Class 1 – actual return	$1,000.00	$1,015.54	$1.00	.20%
Class 1 – assumed 5% return	1,000.00	1,023.80	1.00	.20
Class 1A – actual return	1,000.00	1,014.16	2.25	.45
Class 1A – assumed 5% return	1,000.00	1,022.56	2.26	.45
Class 2 – actual return	1,000.00	1,015.34	2.25	.45
Class 2 – assumed 5% return	1,000.00	1,022.56	2.26	.45
Class 4 – actual return	1,000.00	1,013.97	3.50	.70
Class 4 – assumed 5% return	1,000.00	1,021.32	3.51	.70
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$1,015.71	$2.40	.48%
Class 1 – assumed 5% return	1,000.00	1,022.41	2.41	.48
Class 1A – actual return	1,000.00	1,014.74	3.60	.72
Class 1A – assumed 5% return	1,000.00	1,021.22	3.61	.72
Class 2 – actual return	1,000.00	1,014.81	3.65	.73
Class 2 – assumed 5% return	1,000.00	1,021.17	3.66	.73
Class 4 – actual return	1,000.00	1,012.86	4.89	.98
Class 4 – assumed 5% return	1,000.00	1,019.93	4.91	.98
American High-Income Trust
Class 1 – actual return	$1,000.00	$1,043.68	$1.52	.30%
Class 1 – assumed 5% return	1,000.00	1,023.31	1.51	.30
Class 1A – actual return	1,000.00	1,043.59	2.79	.55
Class 1A – assumed 5% return	1,000.00	1,022.07	2.76	.55
Class 2 – actual return	1,000.00	1,043.04	2.79	.55
Class 2 – assumed 5% return	1,000.00	1,022.07	2.76	.55
Class 3 – actual return	1,000.00	1,044.32	2.43	.48
Class 3 – assumed 5% return	1,000.00	1,022.41	2.41	.48
Class 4 – actual return	1,000.00	1,041.64	4.05	.80
Class 4 – assumed 5% return	1,000.00	1,020.83	4.01	.80

Refer to the end of the tables for footnotes.

370	American Funds Insurance Series

Expense example (continued)

	Beginning account value 1/1/2023	Ending account value 6/30/2023	Expenses paid during period[1]	Annualized expense ratio
American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$1,009.75	$1.20	.24%
Class 1 – assumed 5% return	1,000.00	1,023.60	1.20	.24
Class 1A – actual return	1,000.00	1,008.31	2.39	.48
Class 1A – assumed 5% return	1,000.00	1,022.41	2.41	.48
Class 2 – actual return	1,000.00	1,008.29	2.39	.48
Class 2 – assumed 5% return	1,000.00	1,022.41	2.41	.48
Class 4 – actual return	1,000.00	1,006.99	3.63	.73
Class 4 – assumed 5% return	1,000.00	1,021.17	3.66	.73
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,022.94	$1.45	.29%
Class 1 – assumed 5% return	1,000.00	1,023.36	1.45	.29
Class 1A – actual return	1,000.00	1,022.11	2.56	.51
Class 1A – assumed 5% return	1,000.00	1,022.27	2.56	.51
Class 2 – actual return	1,000.00	1,021.42	2.71	.54
Class 2 – assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 3 – actual return	1,000.00	1,022.15	2.36	.47
Class 3 – assumed 5% return	1,000.00	1,022.46	2.36	.47
Class 4 – actual return	1,000.00	1,020.73	3.96	.79
Class 4 – assumed 5% return	1,000.00	1,020.88	3.96	.79
U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$1,003.83	$1.04	.21%
Class 1 – assumed 5% return	1,000.00	1,023.75	1.05	.21
Class 1A – actual return	1,000.00	1,001.45	2.28	.46
Class 1A – assumed 5% return	1,000.00	1,022.51	2.31	.46
Class 2 – actual return	1,000.00	1,001.42	2.28	.46
Class 2 – assumed 5% return	1,000.00	1,022.51	2.31	.46
Class 3 – actual return	1,000.00	1,002.46	1.94	.39
Class 3 – assumed 5% return	1,000.00	1,022.86	1.96	.39
Class 4 – actual return	1,000.00	1,001.02	3.52	.71
Class 4 – assumed 5% return	1,000.00	1,021.27	3.56	.71

Refer to the end of the tables for footnotes.

American Funds Insurance Series	371

Expense example (continued)

	Beginning account value 1/1/2023	Ending account value 6/30/2023	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,141.96	$1.97	.37%	$3.77	.71%
Class P1 – assumed 5% return	1,000.00	1,022.96	1.86	.37	3.56	.71
Class P2 – actual return	1,000.00	1,140.64	3.29	.62	5.10	.96
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	4.81	.96
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,048.33	$1.93	.38%	$4.42	.87%
Class P1 – assumed 5% return	1,000.00	1,022.91	1.91	.38	4.36	.87
Class P2 – actual return	1,000.00	1,048.12	3.30	.65	5.79	1.14
Class P2 – assumed 5% return	1,000.00	1,021.57	3.26	.65	5.71	1.14
Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$1,034.07	$1.82	.36%	$3.78	.75%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.76	.75
Class P2 – actual return	1,000.00	1,032.90	3.13	.62	5.09	1.01
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	5.06	1.01
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,086.65	$1.86	.36%	$3.41	.66%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.31	.66
Class P2 – actual return	1,000.00	1,084.99	3.15	.61	4.70	.91
Class P2 – assumed 5% return	1,000.00	1,021.77	3.06	.61	4.56	.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,044.02	$1.82	.36%	$3.29	.65%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.26	.65
Class P2 – actual return	1,000.00	1,043.19	3.09	.61	4.56	.90
Class P2 – assumed 5% return	1,000.00	1,021.77	3.06	.61	4.51	.90

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

372	American Funds Insurance Series

Approval of Investment Advisory and Service Agreement — American Funds Insurance Series

The series’ board has approved the continuation of the series’ Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2024. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all the series’ independent board members. The board and the committee determined in the exercise of their business judgment that the advisory fee structure for each fund within the series was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which each fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the funds, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which each fund is included), and data such as relevant market and fund indexes over various periods (including each fund’s lifetime) through September 30, 2022. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the advisory fees and total expenses of each fund generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. The board also considered and approved the amended fee schedule to the agreement that lowered the current fee schedule and resulted in an overall lower advisory fee. The board noted that there would be no diminution in services provided as a result of the lower advisory fee for certain funds.

American Funds Insurance Series	373

In addition, the board and committee reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the funds and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing each fund, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of each fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the other amounts paid to CRMC by the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the funds’ advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the funds’ shareholders.

374	American Funds Insurance Series

Approval of Investment Advisory and Service Agreement and Subadvisory Agreement — American Funds Insurance Series Managed Risk Funds

The series’ board has approved the continuation of the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) with respect to the Managed Risk Funds for an additional one-year term through April 30, 2024. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) with respect to these funds for the same term. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all the series’ independent board members. The board and the committee determined in the exercise of their business judgment that the advisory fee structure for each fund within the series was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC and Milliman FRM as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which each fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, administrative and shareholder services provided by CRMC to the funds under the advisory agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the funds, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds in the series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which each fund is included), and data such as relevant market and fund indexes over various periods (including each fund’s lifetime) through September 30, 2022. They generally placed greater emphasis on investment results over longer term periods. The board and the committee also considered the volatility of the funds compared with the S&P 500 Managed Risk indexes and those of a group of funds with volatility management strategies identified by management over various periods (including each fund’s lifetime) through September 30, 2022. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that each fund’s investment results and the results of the services provided by CRMC and Milliman FRM have been satisfactory for renewal of the agreements, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

American Funds Insurance Series	375

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due to Milliman FRM under the subadvisory agreement. They observed that each fund’s advisory fees and total expenses generally compared favorably to those of other similar funds included in the comparable Lipper category.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the funds and the other clients. They also reviewed the fees paid to Milliman FRM by other funds which it advised or subadvised. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, as well as in relation to the risks assumed by the adviser in sponsoring and managing each fund, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of each fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee also reviewed similar ancillary benefits received by Milliman FRM as a result of its relationship with the series. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by each fund.

376	American Funds Insurance Series

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the funds’ advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the funds’ shareholders.

American Funds Insurance Series	377

This page was intentionally left blank.

378	American Funds Insurance Series

This page was intentionally left blank.

American Funds Insurance Series	379

This page was intentionally left blank.

380	American Funds Insurance Series

This page was intentionally left blank.

American Funds Insurance Series	381

This page was intentionally left blank.

382	American Funds Insurance Series

This page was intentionally left blank.

American Funds Insurance Series	383

Office of the series

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606-4637

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

384	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com/afis.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and on our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after September 30, 2023, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity-focused funds have beaten their comparable Lipper indexes in 88% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2023.
[2]	Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2022. Four of our five fixed income American Funds that have been in existence for the three year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

(b)        Not applicable.

Item 2.  Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3.  Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)    The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

3

(b)    There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)          Not applicable.

(b)          Not applicable.

Item 13.  Exhibits

(a)(1)      Not applicable.

(a)(2)      The certifications required by Rule 30a-2(a) under the Act are attached hereto.

(a)(3)     Not applicable.

(a)(4)     Not applicable.

(b)(1)      The certifications required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)(2)     The certification required under Section  906 of the Sarbanes-Oxley Act of 2002, regarding American Funds Growth Portfolio, a series of the Trust, by American Funds Insurance Series, is attached hereto.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST I

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 6, 2023

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	September 6, 2023

5